FILED PURSUANT TO RULE 424(B)(2)
                               FILE NO. 33-78368

PROSPECTUS SUPPLEMENT
(To Prospectus dated October 28, 1997)
                                   $55,809,878
                      Financial Asset Securitization, Inc.
                                     Seller
                Mortgage Participation Securities, Series 1997-1

         The Mortgage Participation Securities, Series 1997-1, Class A-1 (the "Securities"), will represent, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust") consisting primarily of all or a portion of
(i) nine classes of Guaranteed REMIC Pass-Through Certificates ("FNMA REMIC Certificates") issued by the Federal National Mortgage Association ("FNMA") representing beneficial ownership interests in nine separate trusts established by FNMA (the "Pooled FNMA Certificates") and (ii) nine classes of Multiclass Mortgage Securities or Multiclass Mortgage Participation Certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC") as part of nine separate series of such securities or certificates (the "Pooled FHLMC Certificates," and together with the Pooled FNMA Certificates, the "Pooled Certificates"). The designations used herein for each Pooled Certificate are set forth under "Description of the Pooled Certificates -- General" and the characteristics of the Pooled Certificates are described herein under "Description of the Pooled Certificates" and in Annex 1 and Annex 2 attached hereto. Capitalized terms used herein and not otherwise defined herein are defined in the Glossary in the Prospectus.
                                                 (Cover continued on next page)

     THESE SECURITIES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE
        SELLER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE
        AFFILIATES. DISTRIBUTIONS ON THE SECURITIES WILL BE MADE SOLELY
            FROM ASSETS TRANSFERRED OR PLEDGED TO THE TRUST FOR THE
                          BENEFIT OF SECURITYHOLDERS.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT
           OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

         Prospective investors should consider, among other things, the factors set forth on page (ii) herein, those under "Risk Factors," commencing at Page 9 of the Prospectus and at Page S-10 of this Prospectus Supplement, and the discussion under "Yield and Prepayment Considerations" commencing at page S-24 herein.

                          INITIAL PRINCIPAL AMOUNT           PASS-THROUGH RATE
 Class A-1                       $55,809,878                   (1)

------------------
(1) The effective per annum interest rate borne by the Securities during each Interest Accrual Period (as defined herein) with respect to a Distribution Date (as defined herein) will equal a fraction, expressed as a percentage truncated at the fourth decimal place, the numerator of which is equal to the aggregate amount in respect of interest paid to the Securityholders for the related Interest Accrual Period multiplied by 12, and the denominator of which is the principal amount of the Securities immediately prior to such Distribution Date. The effective per annum interest rate borne by the Securities during the first Interest Accrual Period is projected to be approximately 6.8825%.

         It is a condition to the issuance of the Securities that they be assigned a rating of "Aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Fitch Investors Service, Inc. ("Fitch," and together with Moody's, the "Rating Agencies"). See "Ratings" herein.

         The Securities will be purchased by Bear, Stearns & Co. Inc. (the "Underwriter") from Financial Asset Securitization, Inc. (the "Seller") and will be offered by the Underwriter from time to time in negotiated transactions at varying prices to be determined at the time of sale. Proceeds to the Seller from the sale of the Securities are expected to be approximately 99% of the aggregate principal balance of the Securities, plus accrued interest thereon from October 1, 1997 to but not including the Closing Date, but before deducting expenses payable by the Seller, estimated to be $250,000.

         The Securities are offered by the Underwriter when, as and if issued, delivered to and accepted by the Underwriter and subject to certain other conditions. Delivery of the Securities is expected to be made in book entry form only, through the same day funds settlement system of The Depository Trust Company on or about October 30, 1997.

                            Bear, Stearns & Co. Inc.
           The date of this Prospectus Supplement is October 28, 1997

         (cover continued from previous page)

         The Pooled FNMA Certificates are guaranteed as to timely distribution of principal and interest by FNMA. FHLMC guarantees to the record holder of the Pooled FHLMC Certificates the timely payment of interest and the payment of the principal amount of the Pooled FHLMC Certificates as described in the FHLMC Offering Circular Term Sheets.

         The Pooled FNMA Certificates are each one class of nine separate series of FNMA REMIC Certificates (each, an "Underlying FNMA Series") which represent beneficial ownership interests in nine separate trusts established by FNMA (the "Underlying FNMA Trusts"). The assets of the Underlying FNMA Trusts consist of direct or indirect beneficial ownership interests in certain FNMA mortgage backed securities ("FNMA MBS"), each of which represents a beneficial ownership interest in a pool of first lien, single-family, fixed rate residential mortgage loans ("FNMA Mortgages").

         The Pooled FHLMC Certificates are each one class of nine separate series of FHLMC Multiclass Mortgage Securities or Multiclass Mortgage Participation Certificates (each, an "Underlying FHLMC Series" and together with the Underlying FNMA Series, each an "Underlying Series") which receive payments from the cash flows provided by separate groups of FHLMC Gold Mortgage Participation Certificates ("Gold PCs") and/or FHLMC Gold Giant Mortgage Participation Certificates ("Gold Giant PCs") or by certain "fully modified pass-through" mortgage backed securities ("GNMA Certificates") guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ("GNMA"). Underlying the Gold PCs and Gold Giant PCs are pools of fixed-rate, first lien, residential mortgages and mortgage participations. Each GNMA Certificate is based on and backed by a pool of first-lien, single-family, fixed-rate residential mortgage loans (together with the mortgage loans underlying the Gold PCs and Gold Giant PCs, the "FHLMC Mortgages") which are either insured by the Federal Housing Administration or partially guaranteed by the Department of Veterans Affairs.

         Two classes of the Pooled Certificates are entitled to receive distributions of interest on the principal balance thereof based on separate formulae that vary directly with the London interbank offered quotations for one-month Eurodollar deposits ("LIBOR"), subject to minimum and maximum rates ("Pooled Floating Rate Certificates"). Fourteen classes of the Pooled Certificates are entitled to receive distributions of interest on the principal balance thereof based on separate formulae that vary inversely with LIBOR, subject to minimum and maximum rates ("Pooled Inverse Floating Rate Certificates"). Two of the classes of the Pooled FNMA Certificates are accrual classes ("Pooled Accrual Certificates") with fixed interest rates.

         In addition to the Pooled Certificates, the Trust shall include a Reserve Fund. The Reserve Fund includes four United States Treasury Securities (the "Treasury Securities") having an aggregate principal amount of $5,000,000. Distributions from the Reserve Fund shall be applied to principal on the Securities. See "The Trusts -- Reserve Fund or Accounts" in the Prospectus and "The Reserve Fund" herein.

         Distributions of principal and interest on the Securities with respect to a month will be made on the 25th day of such month (each, a "Distribution Date") or, if such day is not a Business Day (as defined herein), then on the next succeeding Business Day. On each Distribution Date, holders of Securities will be entitled to receive interest from funds received as interest on the Pooled Certificates and principal from funds received as principal on the Pooled Certificates, as more fully described herein under "Description of the Securities" herein.

         THE  SECURITIES  ARE NOT  SUITABLE  INVESTMENTS  FOR ALL  INVESTORS.
IN PARTICULAR, NO INVESTOR SHOULD PURCHASE THE SECURITIES UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THE SECURITIES.

         The Securities are complex securities and it is important that each investor in the Securities possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained and incorporated in this Prospectus Supplement in the context of that investor's financial situation.

         The yield to maturity on the Securities will depend on the purchase price and the rate and timing of principal payments on the Pooled Certificates which in turn will be affected by the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations) on the FNMA Mortgages and the FHLMC Mortgages (collectively, the "Mortgage Loans" and with respect to any Pooled Certificates, the "Underlying Mortgage Loans" or a "Mortgage Pool"). Generally, the Mortgage Loans may be prepaid at any time

                                      (ii)
without penalty. The yield to maturity on the Securities also will be sensitive to the level of LIBOR. Mortgage Loan prepayment rates are likely to fluctuate significantly from time to time, as is the level of LIBOR. Investors should consider the associated risks, including:

            o Low levels of LIBOR can reduce the interest due on the Pooled
              Floating Rate Certificates. High levels of LIBOR can significantly reduce the interest due on the Pooled Inverse Floating Rate Certificates. Generally, a high level of LIBOR will have a negative effect on the yield to investors in the Securities.

            o Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of the Securities.

            o The Pooled Certificates were issued as parts of different
              Underlying Series and the rates of prepayments on the Underlying Mortgage Loans will be different. Under various circumstances, including differing prepayment rates of the Underlying Mortgage Loans, the Pooled FNMA Certificates or the Pooled FHLMC Certificates could mature at times other than expected by investors and the Securities could have a cash flow profile different from that expected by investors. For example, if the Pooled Accrual Certificates and the Pooled Floating Rate Certificates were to mature prior to the maturity of one or more of the Pooled Inverse Floating Rate Certificates, the Securities would at that point have the yield characteristics of an inverse floating rate security.

            o If, on any Distribution Date, the amount by which the Pooled
              Accrual Certificates have accreted exceeds the aggregate distributions of principal on the other Pooled Certificates, the principal balance of the Securities will be increased by the amount of such excess.

            o The yield to maturity of Securities purchased at a discount or premium will be more sensitive to the rate and timing of payments thereon. Holders of Securities purchased at a discount (or premium) should consider the risk that a slower (or faster) than anticipated rate of principal payments to the Securities could result in an actual yield that is lower than the anticipated yield.

         To the extent statements contained herein do not relate to historic or current information, this Prospectus Supplement may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "1933 Act"), and Section 21E of the Securities and Exchange Act of 1934, as amended (the "1934 Act"). Actual results could differ materially from those projected in such statements as a result of the matters set forth below, under "Summary of Terms -- Yield and Prepayment Considerations" and "Yield and Prepayment Considerations" and elsewhere in this Prospectus Supplement.

         There is currently no secondary market for the Securities and there can be no assurance that one will develop. The Underwriter intends to establish a market in the Securities, but is not obligated to do so. There is no assurance that any such market, if established, will continue.

         No election will be made to treat the Trust or any of its assets as a "real estate mortgage investment conduit" ("REMIC") for Federal income tax purposes.

         The Securities offered by this Prospectus Supplement constitute a separate series of Securities being offered by the Seller pursuant to its Prospectus dated October 28, 1997, of which this Prospectus Supplement is a part and which accompanies this Prospectus Supplement. The Prospectus contains important information regarding this offering which is not contained herein and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full. Prospective investors are also urged to read the documents relating to the Pooled Certificates described under "Description of the Pooled Certificates -- Additional Information" herein.

                           REPORTS TO SECURITYHOLDERS

         Unless and until definitive certificates are issued with respect to the Securities, monthly reports containing information concerning the Trust and prepared by Trustee will be sent to Cede & Co., as nominee of The Depository Trust Company ("DTC") and registered holder of the Securities. Such reports may be available to beneficial owners of the Securities in accordance with the regulations and procedures of DTC.

                                     (iii)

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT



                                                              Page

SUMMARY OF TERMS...............................................S-2
RISK FACTORS..................................................S-10
         General..............................................S-10
         Uncertainty of Yield.................................S-10
DESCRIPTION OF THE SECURITIES.................................S-11
         Book Entry...........................................S-11
         Payments of Interest and Principal...................S-11
         Optional Termination.................................S-13
         Mandatory Termination................................S-13
         Exchange of Securities...............................S-14
DESCRIPTION OF THE POOLED CERTIFICATES........................S-14
         General..............................................S-14
         Pooled FNMA Certificates.............................S-14
         Pooled FHLMC Certificates............................S-16
         Pooled Certificates - Principal Types................S-19
         Pooled Certificates - Interest Types.................S-19
         The Underlying Mortgage Loans........................S-20
         Additional Information...............................S-20
THE RESERVE FUND..............................................S-24
YIELD AND PREPAYMENT CONSIDERATIONS...........................S-24
         General Considerations...............................S-24
         Final Scheduled Distribution Date....................S-25
         Weighted Average Lives...............................S-26
         SPA Model............................................S-26
         Pricing Assumption...................................S-26
         Decrement and Weighted Average Life Table............S-26
         Pre-Tax Yield Table..................................S-28
         Actual Experience Will Vary from Assumptions.........S-28
THE POOLING AGREEMENT.........................................S-29
         General..............................................S-29
         Assignment of Pooled Certificates....................S-29
         Accounts.............................................S-30
         Reports to Securityholders...........................S-30
         Amendments...........................................S-31
         Securityholder Action................................S-31
         Termination..........................................S-31
         Indemnification of the Trustee.......................S-31
         Certain Matters Regarding the Trustee................S-32
FEDERAL INCOME TAX CONSIDERATIONS.............................S-32
         Tax Characterization of the Trust....................S-32
ERISA CONSIDERATIONS..........................................S-33
LEGAL INVESTMENT..............................................S-34
UNDERWRITING..................................................S-34
LEGAL MATTERS.................................................S-34
RATINGS.......................................................S-35
INDEX OF TERMS................................................S-36
ANNEX 1.......................................................S-37
ANNEX 2.......................................................S-40

                                SUMMARY OF TERMS

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying prospectus dated October 28, 1997 (the "Prospectus"). A description of the Pooled Certificates being deposited into the Trust is set forth under "Description of the Pooled Certificates--General" and in Annex 1 and Annex 2 hereto. Unless otherwise specified herein, references herein to an amount or percentage of Pooled Certificates refers to the amount or percentage calculated based on the aggregate outstanding principal balance as reported by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") with respect to the Underlying Series (the "Pooled Certificate Principal Balance") of such Pooled Certificates as of each Certificate's October 1997 Pooled Certificate Distribution Date, after giving effect to distributions made on the Pooled Certificates on or prior to such dates. References to the "Trust Agreement" in the Prospectus shall be deemed to refer to the "Pooling Agreement" in this Prospectus Supplement.


Title of Securities.............     Mortgage Participation Securities, Series
                                     1997-1, Class A-1 (the "Securities").

Trust...........................     The Securities  will represent the entire
                                     beneficial  ownership  interest in a trust
                                     (the "Trust")  formed pursuant to a Pooling
                                     Agreement (the  "Agreement") between
                                     Financial Asset Securitization,  Inc., as
                                     depositor (the "Seller"), and Norwest Bank
                                     Minnesota,  National Association,  as
                                     trustee (the "Trustee"). The Seller expects
                                     to acquire the Pooled  Certificates and
                                     Treasury Securities from Bear,  Stearns  &
                                     Co.  Inc.  (the  "Underwriter")  on  the
                                     Closing  Date.  See "Underwriting"  herein
                                     and "The  Seller" in the  Prospectus.  The
                                     Trustee  will act as  securities
                                     administrator  and will perform  securities
                                     administrative functions for the Trust,
                                     including,  among other things,
                                     calculating  amounts due  to
                                     Securityholders  and  the  preparation  and
                                     distribution  of  monthly reports.
                                     Consequently,  there will be no separate
                                     servicing  agreement  among the parties
                                     relating to the transaction.  See "The
                                     Pooling Agreement" herein.

Book-Entry;
Denominations...................     The Securities  will be registered as a
                                     single  certificate  held by Cede & Co. as
                                     nominee of The Depository  Trust Company
                                     ("DTC"),  and beneficial  interests will be
                                     held by investors  through the book-entry
                                     facilities of DTC in minimum denominations
                                     of  $25,000  and  increments  of  $1  in
                                     excess  thereof.   See "Description of the
                                     Securities-- Book Entry; Physical
                                     Certificates" herein and "Description of
                                     the Securities-- Book Entry Procedures" in
                                     the Prospectus.

Pooled Certificates.............     The Trust will  consist  primarily of the
                                     Pooled  Certificates  and the Reserve Fund.
                                     The  Pooled  Certificates  will  consist of
                                     all or a portion of (i) nine classes  of
                                     Guaranteed  REMIC   Pass-Through
                                     Certificates   issued  by  FNMA
                                     representing  beneficial  ownership
                                     interests in nine separate Underlying FNMA
                                     Trusts (the "Pooled  FNMA  Certificates")
                                     and (ii) nine classes of  Multiclass
                                     Mortgage  Securities or Multiclass Mortgage
                                     Participation  Certificates issued by FHLMC
                                     as part of nine  separate  Underlying
                                     FHLMC Series (the "Pooled FHLMC
                                     Certificates"  and  together  with the
                                     Pooled  FNMA  Certificates,  the "Pooled
                                     Certificates").  The designations  used
                                     herein for each Pooled  Certificate are set
                                     forth  under  "Description  of the  Pooled
                                     Certificates--General"  and the
                                     characteristics   of  the  Pooled
                                     Certificates  are  described  herein  under
                                     "Description  of the Pooled  Certificates"
                                     and in Annex 1 and Annex 2 attached hereto.

                                     The Pooled FNMA Certificates are guaranteed as to timely distribution of principal and interest by FNMA. FHLMC guarantees to the

                                      S-2

                                     record holder of the Pooled FHLMC
                                     Certificates the timely payment of interest and the payment of the principal amount of the Pooled FHLMC Certificates as described in the Underlying FHLMC Offering Circular
                                     Term Sheets. See "Description of the Pooled
                                     Certificates -- Pooled FHLMC
                                     Certificates--General."

                                     The Pooled FNMA Certificates are each one class of nine separate series of FNMA REMIC
                                     Certificates (each, an "Underlying FNMA
                                     Series") which represent beneficial
                                     ownership interests in nine separate trusts established by FNMA (the "Underlying FNMA
                                     Trusts"). The assets of the Underlying FNMA
                                     Trusts are direct or indirect beneficial ownership interests in certain FNMA MBS, each of which represents a beneficial ownership interest in a pool of first lien, single-family, fixed-rate residential mortgage loans (the "FNMA Mortgages").

                                     The Pooled FHLMC Certificates are each one class of nine separate series of FHLMC
                                     Multiclass Mortgage Securities or
                                     Multiclass Mortgage Participation
                                     Certificates (each, an "Underlying FHLMC
                                     Series") which receive payments from the cash flows provided by separate groups of FHLMC Gold Mortgage Participation
                                     Certificates ("Gold PCs") and/or FHLMC Gold
                                     Giant Mortgage Participation Certificates
                                     ("Gold Giant PCs") or by certain "fully
                                     modified pass-through" mortgage backed
                                     securities ("GNMA Certificates") guaranteed as to timely payment of principal and interest by the Government National
                                     Mortgage Association. Underlying the Gold
                                     PCs and Gold Giant PCs are pools of
                                     fixed-rate, first lien, residential
                                     mortgages and mortgage participations. Each
                                     GNMA Certificate is based on and backed by a pool of first-lien, single-family, fixed-rate residential mortgage loans
                                     (together with the mortgage loans
                                     underlying the Gold PCs and Gold Giant PCs, the "FHLMC Mortgages"), which are either insured by the Federal Housing
                                     Administration or partially guaranteed by the Department of Veterans Affairs.

                                     Each Underlying Series was issued pursuant to a separate agreement (each, an "Underlying Agreement").

                                     In the case of the Pooled FNMA
                                     Certificates, the distribution date is the 25th day of each month, except for two
                                     Pooled FNMA Certificates for which the
                                     distribution date is the 18th day of the month (the "Pooled FNMA Certificate
                                     Distribution Date") and, in the case of the Pooled FHLMC Certificates, the distribution date is the 15th day of each month, except for two Pooled FHLMC Certificates for which the distribution date is the 25th day of the month (the "Pooled FHLMC Certificate
                                     Distribution Date" and, with the Pooled
                                     FNMA Certificate Distribution Date, a
                                     "Pooled Certificate Distribution Date"), or if, in each case, such day is not a business day as defined in the applicable
                                     Underlying Agreement, then the next
                                     succeeding business day, as so defined.

                                     Two classes of the Pooled Certificates are entitled to receive distributions of interest on the principal balance thereof based on separate formulae that vary directly with the London interbank offered quotations for one-month Eurodollar deposits ("LIBOR"), subject to minimum and maximum rates ("Pooled Floating Rate
                                     Certificates"). Fourteen classes of the
                                     Pooled Certificates are entitled to receive distributions of interest on the principal balance thereof based on separate formulae that vary inversely with LIBOR, subject to minimum and maximum rates ("Pooled Inverse
                                     Floating Rate Certificates"). Two of the classes of Pooled Certificates are accrual classes bearing interest at a fixed rate
                                     ("Pooled Accrual Certificates").

                                      S-3


                                     Annex 1 hereto sets forth approximate
                                     information for each of the Pooled
                                     Certificates. The tables and the
                                     descriptions of the Pooled Certificates
                                     herein are subject to and qualified by
                                     reference to the provisions of the
                                     Underlying Prospectus Information (as
                                     defined below) and the other documents
                                     related to the Pooled Certificates or the other mortgage-backed securities issued as part of the Underlying Series. The information set forth in the tables and elsewhere herein has been derived from information provided by FNMA and FHLMC, but such information has not been independently verified. This information comprises all material information on the subject that the Seller and the Underwriter possess or can acquire without unreasonable effort and expense.

                                     Annex 2 hereto contains portions of the
                                     Prospectus Supplements for each of the
                                     Pooled FNMA Certificates (the "Underlying
                                     FNMA Prospectus Information"), and the
                                     cover page and terms sheet from the
                                     Offering Circular Supplements for each of the Pooled FHLMC Certificates (the
                                     "Underlying FHLMC Offering Circular Term
                                     Sheets" and together with the Underlying
                                     FNMA Prospectus Information, the
                                     "Underlying Prospectus Information"). The
                                     Prospectuses underlying the Prospectus
                                     Supplements for each of the Pooled FNMA
                                     Certificates are incorporated herein by
                                     reference, and the Offering Circular
                                     Supplements and the related Offering
                                     Circulars for each of the Pooled FHLMC
                                     Certificates are incorporated herein by
                                     reference. The related Prospectuses and
                                     Offering Circulars are hereinafter referred to as the "Underlying Prospectuses."
                                     Investors should purchase Securities only if they have read and understood this Prospectus Supplement, the Prospectus, the
                                     Underlying Prospectus Information and the other documents described herein
                                     "Description of the Pooled
                                     Certificates--Additional Information."

                                     It should be noted that there have been
                                     material changes in facts and circumstances since the dates of the Underlying
                                     Prospectus Information, including changes in prepayment rates, prevailing interest rates and other economic factors, which may limit the usefulness of, and be directly contrary to the assumptions used in preparing the information set forth in, such documents.

The Reserve Fund................     On the Closing Date,  the Seller will fund
                                     a reserve fund (the "Reserve  Fund") with
                                     four United States Treasury  Securities
                                     (the "Treasury  Securities").  The Treasury
                                     Securities are each in the principal
                                     amount of $1,250,000 and mature on February
                                     15, 1998,  August 15, 1998,  February 15,
                                     1999 and August 15, 1999, respectively.
                                     Payments  on the  Treasury  Securities
                                     will be  applied  to pay principal on the
                                     Securities on the  Distribution  Date
                                     immediately  following receipt.  See "The
                                     Reserve Fund" herein.

Closing Date....................     On or about October 30, 1997 (the "Closing
                                     Date").

Distribution Dates..............     Distributions  of principal  and interest
                                     on the  Securities  with respect to a month
                                     will be made on the 25th day of such month
                                     (each, a "Distribution  Date") or, if such
                                     day is not a Business  Day (as  defined
                                     herein),  then on the next succeeding
                                     Business  Day. A "Business  Day" means a
                                     day other than a Saturday, a Sunday or a
                                     day on which banking  institutions  in New
                                     York,  New York or the city in which  the
                                     corporate  trust  office  of the  Trustee
                                     is  located  are authorized  or  obligated
                                     by law or  executive  order to be closed.
                                     The first Distribution  Date is expected to
                                     be November  25, 1997.  In  addition,  if
                                     the Trustee has not received a distribution
                                     on, or distribution  information  with
                                     respect to, any of the Pooled  Certificates
                                     by noon on the  Distribution  Date (the
                                     "Determination   Time"),  the  distribution
                                     allocable  to  such  Pooled Certificates
                                     will  not be  made on the  Distribution
                                     Date,  but,  (i) if such distribution  and
                                     such  distribution  information  are

                                      S-4


                                     received by noon on the third Business Day after the Determination Time, it will be made on the third Business Day after the Determination Time (a "Supplemental
                                     Distribution Date") or (ii) if received after noon on the third Business Day after the Determination Time, it will be made on the next succeeding Distribution
                                     Date, and in neither case will additional interest be paid thereon.

Record Date.....................     Distributions  will be made on each
                                     Distribution  Date to holders of record as
                                     of the  close  of  business  on the last
                                     Business  Day of the  calendar  month
                                     preceding the month in which such
                                     Distribution  Date occurs;  provided that
                                     for this  purpose  the  Distribution  Date
                                     is  deemed  to occur on the 25th of each
                                     month,  without  regard to  whether  such
                                     day is a  Business  Day (the  "Record
                                     Date").   See   "Description  of  the
                                     Securities--Payments   of  Interest  and
                                     Principal" herein.

Original Principal
Amount..........................     The initial  aggregate  principal amount of
                                     the Securities will be equal to the sum of
                                     the (i)  principal  balance of the  Pooled
                                     Certificates  following  the October  1997
                                     Pooled  Certificate  Distribution  Date and
                                     (ii) the  principal amount of the Treasury
                                     Securities deposited in the Reserve Fund.

Distributions of Interest
and Principal...................     The  effective  per annum  interest  rate
                                     borne by the  Securities  during the
                                     calendar  month  preceding  the month in
                                     which  the  Distribution  Date  occurs
                                     (each,  an "Interest  Accrual  Period")
                                     will equal a fraction,  expressed as a
                                     percentage  truncated at the fourth
                                     decimal  place,  the numerator of which is
                                     equal  to  the   aggregate   amount  in
                                     respect  of   interest   paid  to  the
                                     Securityholders  for the related Interest
                                     Accrual Period  multiplied by 12, and the
                                     denominator of which is the principal
                                     amount of the Securities  immediately prior
                                     to such  Distribution  Date.  The effective
                                     per annum interest rate borne by the
                                     Securities  during the first Interest
                                     Accrual Period is projected to be
                                     approximately 6.8825%.

                                     On each Distribution Date, holders of the Securities will be entitled to receive interest from funds received as interest
                                     (and, on some Distribution Dates, from
                                     funds received as principal, up to the
                                     amount of accrual on the Pooled Accrual
                                     Certificates for such Distribution Date) on the Pooled Certificates (less the Trustee's
                                     Fees), and principal from funds received as principal on the Pooled Certificates and Treasury Securities, as more fully described herein under "Description of the Securities."

Optional Termination by
the Seller......................     The Trust may be terminated,  at the option
                                     of the Seller,  on any Distribution Date on
                                     or after  the date on which  the  aggregate
                                     principal  balance  of the Pooled
                                     Certificates and Treasury Securities has
                                     declined to 10% or less of the aggregate
                                     principal balance of the Pooled
                                     Certificates and Treasury Securities on the
                                     Closing  Date.  In such event,  the
                                     Securityholders  will  receive the unpaid
                                     principal balance of the Securities plus
                                     accrued interest  thereon.  See
                                     "Description of the Securities--Optional
                                     Termination" herein.

Mandatory Termination...........     On the  Distribution  Date following the
                                     first  Distribution  Date on which the
                                     principal  balance of all but one of the

                                      S-5


                                     Pooled Certificates has been reduced to zero, the Trust will be terminated and the remaining Pooled Certificate will be distributed in kind pro rata among Securityholders. See "Description of the
                                     Securities--Mandatory Termination" herein.

Exchange of Securities..........     Beginning on the  Distribution  Date in
                                     November 1998,  holders of a minimum of 10%
                                     of the outstanding  principal  amount of
                                     the Securities will be entitled to exchange
                                     such  Securities  for a pro  rata  portion
                                     of  each  of  the  Pooled Certificates  and
                                     Treasury  Securities.  Holders of
                                     Securities to be exchanged will be charged
                                     an  exchange  fee by the  Trustee  equal to
                                     the  greater of (i) $500 and (ii) 0.02% of
                                     the outstanding principal amount of such
                                     Securities.

Yield and Prepayment
Considerations..................     General  Considerations.  The yield to
                                     maturity  and  weighted  average life of
                                     the Securities  will be affected by, among
                                     other things,  the amount and timing of
                                     principal and interest payments,  the level
                                     of LIBOR, the payment priorities and other
                                     characteristics  of the Pooled
                                     Certificates,  the  occurrence of an
                                     optional or mandatory  termination with
                                     respect to the Pooled  Certificates and the
                                     purchase  price paid for the  Securities.
                                     In addition  to the  discussion below,
                                     prospective  investors  should review the
                                     discussion  under "Yield and Prepayment
                                     Considerations" herein.

                                     Mortgage Loan Prepayments. If prevailing mortgage rates fall significantly below the mortgage rates on the FNMA Mortgages or the FHLMC Mortgages (collectively, the
                                     "Mortgage Loans" and with respect to any Pooled Certificates, the "Underlying
                                     Mortgage Loans" or a "Mortgage Pool"), the
                                     Mortgage Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the mortgage rates on the Mortgage Loans. Other factors affecting prepayments of Mortgage Loans include changes in mortgagors' housing needs, job transfers, unemployment, net equity in the mortgaged properties and servicing decisions. The Mortgage Loans may be prepaid at any time without penalty and, except for Mortgage Loans backing GNMA
                                     Certificates, usually have due-on-sale
                                     clauses. Since FNMA and FHLMC guarantee the payment of installments of principal of and interest on the respective Underlying
                                     Mortgage Loans, losses in respect of the respective Underlying Mortgage Loans will have the effect of a prepayment.

                                     Timing of Payments. The timing and amount of payments on the Mortgage Loans may significantly affect an investor's yield.
                                     In general, the earlier a prepayment of
                                     principal on a Mortgage Loan, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated during the period immediately following the issuance of the Securities will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.
                                     Furthermore, the effective yield to
                                     Securityholders will be slightly lower than the yield that would otherwise be produced because, while interest generally will accrue on the Securities from the first day of a month, the distribution of such interest will not be made earlier than the 25th day of the month following the month of accrual.

                                     Underlying Securities. The Trust contains
                                     Pooled Certificates which were issued at different times, are backed by different
                                     Mortgage Pools, have different allocations of principal and interest among various classes and will perform differently in various interest and prepayment rate environments. The performance characteristics of the Securities will reflect a combination of the performance characteristics of the Pooled Certificates.

                                      S-6


                                     As a result, it may be more difficult to analyze the likely yield and payment experience of the Securities.

                                     Discounts and Premiums. In the case of any Securities purchased at a discount, a slower than anticipated rate of principal payments to the Securities, other things being equal, could result in an actual yield that is lower than the anticipated yield. In the case of any Securities purchased at a premium, a faster than anticipated rate of principal payments to the Securities, other things being equal, could result in an actual yield that is lower than the anticipated yield.

                                     Reinvestment Risk. Because prevailing
                                     interest rates are subject to fluctuation, there can be no assurance that investors in the Securities will be able to reinvest the distributions thereon at yields equaling or exceeding the yield on the Securities.
                                     Yields on any such reinvestments may be
                                     lower, and may even be significantly lower, than the yield on the Securities.
                                     Generally, when prevailing interest rates increase, prepayment rates on mortgage loans tend to decrease, resulting in a reduced return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable.
                                     Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to increase, resulting in a greater return of principal to investors at a time when reinvestment at comparable yields may not be possible. Prospective investors in the Securities should consider the related reinvestment risks in light of other investments that may be available to such investors.

                                     LIBOR. The amount of interest payable on the Pooled Floating Rate Securities will be sensitive, and the amount of interest payable on the Pooled Inverse Floating Rate
                                     Certificates will be highly sensitive, to the level of LIBOR. In general, a high level of LIBOR will reduce the yield to investors in the Securities.

                                     Unrelated Underlying Securities. The assets of the Trust consist primarily of the Pooled FNMA Certificates and the Pooled
                                     FHLMC Certificates. Because each of the
                                     Pooled Certificates were issued as parts of different Underlying Series, the rates of prepayment of each of the Pooled
                                     Certificates will be different from the
                                     rates of prepayment on each of the other
                                     Pooled Certificates. Under various
                                     circumstances, the principal balance of one or more of the Pooled Certificates could be reduced to zero prior to the other Pooled
                                     Certificates. In addition, one or more of the Pooled Certificates could be repurchased as described under "The Pooling
                                     Agreement--Assignment of Pooled
                                     Certificates" or any of the Underlying
                                     Agreements could be terminated. In such
                                     event, the Trust might consist solely of one or more of the Pooled FNMA Certificates or one or more of the Pooled FHLMC
                                     Certificates, or a combination thereof, and investors would be exposed to the risk that the Securities could take on a cash flow profile different from that expected by investors. For example, if the Pooled
                                     Accrual Certificates and the Pooled
                                     Floating Rate Certificates were to mature prior to the maturity of one or more of the Pooled Inverse Floating Rate Certificates, the Securities would at that point have the yield characteristics of an inverse floating rate security.

Liquidity.......................     There is currently no secondary market for
                                     the Securities,  and there can be no
                                     assurance  that one will  develop.  The
                                     Underwriter  intends  to  establish  a
                                     market  in the  Securities,  but  it is not
                                     obligated  to do so.  There  is no
                                     assurance  that  any  such  market,   if
                                     established,   will  continue.   Each
                                     Securityholder  will  receive  monthly
                                     reports  pertaining  to the Security as
                                     described under "The Pooling  Agreement--
                                     Reports to  Securityholders"  herein. There
                                     are a limited number of sources which
                                     provide certain  information  about
                                     mortgage pass-through  certificates in the
                                     secondary market; however, there can be no
                                     assurance  that any of these sources will

                                      S-7


                                     provide  information  about the Securities.
                                     Investors should consider the effect of limited information on the liquidity of the Securities.

Certain Federal Income Tax
Consequences....................     No  election  will  be  made to  treat  the
                                     Trust  as a real  estate  mortgage
                                     investment  conduit (a "REMIC") for federal
                                     income tax  purposes.  For federal income
                                     tax  purposes,  the Trust will be
                                     classified  as a grantor  trust under
                                     Subpart E, part I of  Subchapter J of the
                                     Code and not as a  partnership  or as an
                                     association   taxable  as  a   corporation.
                                     See   "Federal   Income  Tax
                                     Considerations"  herein and "Certain
                                     Federal Income Tax  Consequences--Non-REMIC
                                     Securities" in the Prospectus.

ERISA Considerations............     Fiduciaries  of  employee  benefit  plans
                                     subject  to Title I of the  Employee
                                     Retirement Income Security Act of 1974, as
                                     amended  ("ERISA"),  should consider the
                                     ERISA fiduciary  investment standards
                                     before authorizing an investment by a plan
                                     in the Securities.  In addition,
                                     fiduciaries of employee benefit plans or
                                     other  retirement  arrangements  (such as
                                     individual  retirement  accounts  or
                                     certain  Keogh  plans)  which are subject
                                     to Title I of ERISA,  and/or  Section 4975
                                     of the  Code,  as well  as any  entity,
                                     including  an  insurance  company general
                                     account,  whose  underlying  assets include
                                     plan assets by reason of a plan or account
                                     investing  in such entity  (collectively,
                                     "Plan(s)"),  should consult with their
                                     legal  counsel to  determine  whether an
                                     investment  in the Securities  will  cause
                                     the  assets  of  the  Trust  ("Trust
                                     Assets")  to  be considered plan assets
                                     pursuant to the plan asset  regulations set
                                     forth in 29 C.F.R.  2510.3-101,  thereby
                                     subjecting the Plan to the prohibited
                                     transaction rules  with  respect  to the
                                     Trust  Assets  and the  Trustee  to the
                                     fiduciary investment  standards of ERISA,
                                     or cause the excise tax  provisions of
                                     Section 4975 of the Internal  Revenue Code
                                     of 1986, as amended (the "Code") to apply
                                     to the Trust Assets,  unless some exemption
                                     granted by the Department of Labor (an
                                     "Exemption")   applies  to  the
                                     acquisition,   holding  or  transfer  of
                                     the Securities.  Each  purchaser  of a
                                     Security,  by virtue of its purchase of
                                     such Security,  will be deemed to have
                                     represented  either that (i) it is not a
                                     Plan or (ii) an Exemption exists which
                                     exempts the acquisition,  holding or
                                     transfer of a security by such purchaser
                                     from the prohibited  transaction rules of
                                     ERISA and the related excise tax provisions
                                     of the Code.



Legal Investment................     Institutions  whose investment  activities
                                     are subject to legal investment laws and
                                     regulations or to review by certain
                                     regulatory  authorities may be subject to
                                     restrictions on investment in the
                                     Securities.  Any such  institution  should
                                     consult its legal advisors in determining
                                     whether and to what extent there may be
                                     restrictions  on its ability to invest in
                                     the  Securities.  The  Securities will  not
                                     constitute   "mortgage  related
                                     securities"  for  purposes  of  the
                                     Secondary  Mortgage  Market  Enhancement
                                     Act of  1984  ("SMMEA").  See  "Legal
                                     Investment" herein and in the Prospectus.

Rating..........................     As a  condition  of their  issuance,  the
                                     Securities  will be  rated  "Aaa" by
                                     Moody's  and "AAA" by Fitch.  Moody's  and
                                     Fitch are  referred to herein as the
                                     "Rating Agencies."

                                     The ratings of the Securities should be
                                     evaluated independently from similar

                                      S-8


                                     ratings on other types of securities. A
                                     rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating Agencies. See "Ratings" herein.

                                     The Seller has not requested a rating of the Securities by any rating agency other than the Rating Agencies. However, there can be no assurance as to whether any other rating agency will rate the Securities or, if it does, what rating would be assigned by such other rating agency. The rating assigned by such other rating agency to the Securities could be lower than the respective ratings assigned by the Rating
                                     Agencies.

                                      S-9

                                  RISK FACTORS


General

         THE  SECURITIES  ARE NOT  SUITABLE  INVESTMENTS  FOR ALL  INVESTORS.
IN PARTICULAR, NO INVESTOR SHOULD PURCHASE THE SECURITIES UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THE SECURITIES.

         The Securities are complex securities and it is important that each investor in the Securities possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained and incorporated in this Prospectus Supplement in the context of that investor's financial situation.


         In addition to the matters described elsewhere in this Prospectus Supplement and Prospectus, particularly "Yield and Prepayment Considerations," and "Risk Factors" in the Prospectus, prospective investors should consider the following:


Uncertainty of Yield


         The Securities have no stated interest rate. Instead, Securityholders will receive on each Distribution Date an amount equal to interest paid on the Pooled Certificates for such month, less the Trustee's Fee. The amount of interest payable on the Pooled Certificates will vary based upon a number of factors, including the rate of prepayments thereon and levels of LIBOR. High rates of LIBOR may significantly reduce the amount of interest payable on the Securities. See "Yield and Prepayment Considerations" herein.

         The yield to maturity on the Securities will depend on the purchase price and the rate and timing of principal payments on the Pooled Certificates which in turn will be affected by the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations) on the FNMA Mortgages and the FHLMC Mortgages (collectively, the "Mortgage Loans" and with respect to any Pooled Certificates, the "Underlying Mortgage Loans" or a "Mortgage Pool"). Generally, the Mortgage Loans may be prepaid at any time without penalty. The yield to maturity on the Securities also will be sensitive to the level of LIBOR. Mortgage Loan prepayment rates are likely to fluctuate significantly from time to time, as is the level of LIBOR. Investors should consider the associated risks, including:

            o Low levels of LIBOR can reduce the interest due on the Pooled
              Floating Rate Certificates. High levels of LIBOR can significantly reduce the interest due on the Pooled Inverse Floating Rate Certificates. Generally, a high level of LIBOR will have a negative effect on the yield to investors in the Securities.

            o Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of the Securities.

            o The Pooled Certificates were issued as parts of different
              Underlying Series and the rates of prepayments on the Underlying Mortgage Loans will be different. Under various circumstances, including differing prepayment rates of the Underlying Mortgage Loans, the Pooled FNMA Certificates or the Pooled FHLMC Certificates could mature at times other than expected by investors and the Securities could have a cash flow profile different from that expected by investors. For example, if the Pooled Accrual Certificates and Pooled Floating Rate Certificates were to mature prior to the maturity of one or more of the Pooled Inverse Floating Rate Certificates, the Securities would at that point have the yield characteristics of an inverse floating rate security.

            o If, on any Distribution Date, the amount by which the Pooled
              Accrual Certificates have accreted exceeds the aggregate distributions of principal on the other Pooled Certificates, the principal balance of the Securities will be increased by the amount of such excess.

            o The yield to maturity of Securities purchased at a discount or premium will be more sensitive to the rate and timing of payments thereon. Holders of Securities purchased at a discount (or premium) should consider the risk that a slower (or faster) than anticipated rate of principal payments to the Securities could result in an actual yield that is lower than the anticipated yield.


                         DESCRIPTION OF THE SECURITIES


         The following summaries describing certain provisions of the Securities do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Prospectus and the provisions of the Agreement relating to the Securities offered hereby.


Book Entry


         The Securities will be represented by a single certificate registered in the name of Cede & Co. ("Cede") as the nominee of DTC, and beneficial interests therein will be held by investors through the book-entry facilities of DTC, in minimum denominations of $25,000 and increments of $1 in excess thereof. The certificate registered in the name of Cede can be held in physical certificate form by investors only if (i) the Seller advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Securities and the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller, at its option, elects to terminate the book-entry system through DTC.


         With respect to the certificate registered in the name of Cede, all references herein to actions by holders of the Securities shall refer to actions taken by DTC upon instructions from its participants, and all references herein to distributions, notices, reports and statements to holders of the Securities shall refer to distributions, notices, reports and statements to DTC or Cede, as the case may be, for distribution to the beneficial owners of the Securities in accordance with DTC procedures. Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and certain banks, the ability of a beneficial owner of a Security to pledge such Security to persons or entities who do not participate in the DTC system may be limited. In addition, beneficial owners of Security held through DTC may experience delays in the receipt of distributions on such Securities. The book entry procedures of DTC are more fully described under "Description of the Securities--Book-Entry Procedures" in the Prospectus.


         If Securities are issued in physical certificate form, they will be transferable and exchangeable on a "Securities Register" to be maintained by the Trustee at the office or agency of the Trustee maintained for that purpose in Minneapolis, Minnesota. Securities surrendered to the Trustee for registration of transfer or exchange must be accompanied by a written instrument of transfer in form satisfactory to the Trustee. No service charge will be made for any registration of transfer or exchange of Securities, but payment of a sum sufficient to cover any tax or other governmental charge may be required. Such office or agency of the Trustee is currently located at Sixth & Marquette Streets, Minneapolis, Minnesota 55479.


Payments of Interest and Principal

         Distributions of principal and interest on the Securities with respect to a month will be made on the 25th day of such month (each, a "Distribution Date") or, if such day is not a Business Day (as defined below), then on the next succeeding Business Day. A "Business Day" means a day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or Minneapolis, Minnesota, the city in which the corporate trust office of the Trustee is located, are authorized or obligated by law or executive order to be closed. The first Distribution Date is expected to be November 25, 1997. In addition, if the Trustee has not received a distribution on, or distribution information with respect to, any of the Pooled Certificates or Treasury Securities by noon on the Distribution Date (the "Determination Time"), the distribution allocable to such Pooled Certificates or Treasury Securities will not be made on such Distribution Date, but (i) if such distribution and such distribution information are received by noon on the third Business Day after the Determination Time, it will be made on the third Business Day after the Determination Time (a "Supplemental Distribution Date") or (ii) if received after noon on the third Business Day after the Determination Time, it will be made on the next succeeding Distribution Date, and in neither case will additional interest be paid thereon. Notwithstanding the foregoing, for accounting purposes, each Distribution Date and, if applicable, Supplemental Distribution Date is deemed to occur in the same month as the concurrent or immediately preceding Pooled Certificate Distribution Date.


         Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 25th of each month, without regard to whether such day is a Business Day (the "Record Date").


         The effective per annum interest rate borne by the Securities during the calendar month preceding the month in which the Distribution Date occurs (each, an "Interest Accrual Period") will equal a fraction, expressed as a percentage truncated at the fourth decimal place, the numerator of which is equal to the aggregate amount in respect of interest paid to Securityholders for the related Interest Accrual Period, multiplied by 12, and the denominator of which is the principal amount of the Securities immediately prior to such Distribution Date. The effective per annum interest rate borne by the Securities during the first Interest Accrual Period is projected to be approximately 6.8825%.


         On each Distribution Date, holders of the Securities will be entitled to receive interest from funds received as interest (and, on some Distribution Dates, from funds received as principal, up to the amount of accrual on the Pooled Accrual Certificates for such Distribution Date) on the Pooled Certificates. On each Distribution Date, holders of the Securities will be entitled to receive principal from funds received as principal on the Pooled Certificates and from the Treasury Securities on deposit in the Reserve Fund.


         If, on any Distribution Date, the amount by which the Pooled Accrual Certificates have accreted exceeds the aggregate distributions of principal on the other Pooled Certificates, the principal balance of the Securities will be increased by the amount of such excess.


         The Trustee as holder of the Pooled Certificates and the Reserve Fund, will cause all distributions received by it on the Pooled Certificates and the Treasury Securities, from whatever source, to be deposited directly into one or more accounts held in trust by the Trustee for the benefit of the Securityholders (such accounts referred to collectively herein as the "Asset Proceeds Account").


         On each Distribution Date, the Trustee will apply the Available Distribution (as defined below) on deposit in the Asset Proceeds Account as of such Distribution Date, in the following manner and order of priority:


                  first, from amounts with respect to interest received on the Pooled Certificates, to the Trustee, to pay the portion of the Trustee Fee not being covered by a withdrawal from the Trustee Fee Escrow Account (as defined below) and, after payment of the Trustee Fee, to deposit the Escrow Amount (as defined below) in the Trustee Fee Escrow Account;


                  second, from amounts with respect to principal received on the Pooled Certificates and Treasury Securities, to the Securityholders, an amount with respect to principal, if any, such that the principal balance of the Securities after such distribution is equal to the aggregate principal balance of the Pooled Certificates and Treasury Securities; and


                  third, from the remaining Available Distribution, to the Securityholders as interest.


         "Available Distribution" means, as of any Distribution Date, the aggregate amount on deposit in the Asset Proceeds Account.

         The "Trustee Fee" means, with respect to any Distribution Date, the monthly fee equal to 1/12th of the product of 0.0175% and the principal balance of the Securities immediately prior to the Distribution Date, but not less than $210 with respect to any Distribution Date. In addition, an amount equal to 1/12th of the product of 0.0025% and the principal balance of the Securities immediately prior to each Distribution Date (the "Escrow Amount") will be deposited by the Trustee in a separate escrow account (the "Trustee Fee Escrow Account"). The Trustee Fee Escrow Account will not be part of the Trust. Any amount deposited in the Trustee Fee Escrow Account will be permitted to be invested as described in the Agreement. If on any Distribution Date, the Trustee Fee exceeds the amount of interest received on the Pooled Certificates for such Distribution Date, the Trustee shall withdraw the amount of the excess from the Trustee Fee Escrow Account. If the Trustee resigns or is removed and a successor trustee is appointed, any amounts on deposit in the Trustee Fee Escrow Account shall thereafter be held by and for the benefit of the successor trustee. Any funds remaining in the Trustee Fee Escrow Account upon the termination of the Trust will be remitted to the Trustee or any successor thereto.


         The full name of each abbreviated Underlying Series is set forth herein under "Description of the Pooled Certificates--General." Copies of the Underlying Agreements are available from the Underwriter, at 245 Park Avenue New York, New York, Attention: Mortgage Department.


         The Underwriter will convey the Pooled Certificates and Treasury Securities to the Seller on the Closing Date pursuant to a Purchase Agreement dated as of the Closing Date. The Underwriter will be obligated to make certain representations and warranties (see "The Pooling Agreement--Assignment of Pooled Certificates" herein) with respect to the Pooled Certificates and Treasury Securities, and those representations and warranties will be assigned to the Trust for the benefit of the Securityholders. If the Underwriter breaches a representation or warranty with respect to the Pooled Certificates or Treasury Securities which materially and adversely affects the interests of the Securityholders and the Underwriter repurchases, or elects to substitute one or more securities for, a Pooled Certificate or Treasury Security, the foregoing definition will be modified with respect to the related Distribution Date to delete the portion thereof relating to the Pooled Certificate or Treasury Security being repurchased or substituted for and to reflect, in the case of a repurchase, the repurchase price received with respect thereto as described herein under "The Pooling Agreement--Assignment of Pooled Certificates" or in the case of a substitution, the addition of a comparable provision with respect to the new mortgage related security or securities.


         The sole source of payment on the Securities will be distributions on the Pooled Certificates and Treasury Securities. The Securities will not be guaranteed by the Seller, the Underwriter, the Trustee or any other person.


Optional Termination


         The Trust may be terminated at the option of the Seller on any Distribution Date on or after the date on which the aggregate principal balance of the Pooled Certificates and Treasury Securities has declined to 10% or less of the aggregate principal balance of the Pooled Certificates and Treasury Securities on the Closing Date. In such event, the Securityholders will receive the unpaid principal balance of the Securities plus accrued interest thereon. In connection with any such termination, the Available Distribution then on deposit in the Asset Proceeds Account will be disbursed to the Trustee, Securityholders and other persons entitled thereto, in accordance with the terms of the Agreement.


Mandatory Termination


         On the Distribution Date following the first Distribution Date on which the principal balance of all but one of the Pooled Certificates has been reduced to zero, the Trust will be terminated and the remaining Pooled Certificate will be distributed in kind pro rata among Securityholders.

Exchange of Securities


         Beginning on the Distribution Date in November 1998, holders of a minimum of 10% of the outstanding principal amount of the Securities will be entitled to exchange such Securities for a pro rata portion of each of the Pooled Certificates and Treasury Securities. Holders of Securities to be exchanged will be charged an exchange fee by the Trustee equal to the greater of
(i) $500 and (ii) 0.02% of the outstanding principal amount of such Securities. Holders will be required to provide the Trustee with irrevocable written notice, accompanied by the exchange fee, of any proposed exchange of Securities at least five Business Days prior to the proposed date of such exchange, which must be a Business Day.


                     DESCRIPTION OF THE POOLED CERTIFICATES


General


         The Securities will represent, in the aggregate, the entire beneficial ownership interest in a Trust consisting primarily of the Pooled Certificates and the Reserve Fund containing the Treasury Securities. The following is a list of the Pooled Certificates with the designations used herein for such Pooled Certificates and other related information. Definitions of abbreviations used for principal types and interest types appear under " --Pooled Certificates--Principal Types" and "--Pooled Certificates--Interest Types" herein.


Pooled FNMA Certificates

Guaranteed REMIC Pass-Through Certificates
Fannie Mae REMIC Trust     1993-41

         Designation:                       SA
         % of Class:                        3.33%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $268,807.98
         Interest Type:                     INVERSE
         Interest Rate or Formula:          23.88888% - (LIBOR x 3.1851851);
                                            Minimum Rate:  0%; Maximum Rate:
                                            23.88888%

Guaranteed REMIC Pass-Through Certificates,
Fannie Mae REMIC Trust     1993-56

         Designation:                       SB
         % of Class:                        48.29%
         Principal Type:                    COMPONENT
         Current Principal Amount
             of Pooled Certificates:        $7,961,315.64
         Interest Type:                     INVERSE
         Interest Rate or Formula:          20.41666% - (LIBOR x 2.33333334);
                                            Minimum Rate: 0%; Maximum Rate:
                                            20.41666%

Guaranteed REMIC Pass-Through Certificates,
Fannie Mae REMIC Trust     1993-60

         Designation:                       SB
         % of Class:                        15.55%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $640,181.76
         Interest Type:                     INVERSE
         Interest Rate or Formula:          23.95354% - (LIBOR x 3.11074243);
                                            Minimum Rate: 0%; Maximum Rate:
                                            23.95354%

Guaranteed REMIC Pass-Through Certificates,
Fannie Mae REMIC Trust     1993-113

         Designation:                       SF
         % of Class:                        24.53%
         Principal Type:                    SCHEDULED
         Current Principal Amount
             of Pooled Certificates:        $579,380.20
         Interest Type:                     INVERSE
         Interest Rate or Formula:          27.38583% - (LIBOR x 2.642264);
                                            Minimum Rate: 4%; Maximum Rate:
                                            8.88998%

Guaranteed REMIC Pass-Through Certificates,
Fannie Mae REMIC Trust     1993-120

         Designation:                       SP
         % of Class:                        8.31%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $155,416.30
         Interest Type:                     INVERSE
         Interest Rate or Formula:          26.7146% - (LIBOR x 3.561946);
                                            Minimum Rate: 0%; Maximum Rate:
                                            26.7146%

Guaranteed REMIC Pass-Through Certificates,
Fannie Mae REMIC Trust     1993-179

         Designation:                       SX
         % of Class:                        2.68%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $125,620.63
         Interest Type:                     INVERSE
         Interest Rate or Formula:          39.1875% - (LIBOR x 6.21153846);
                                            Minimum Rate: 0%; Maximum Rate: 19%

Guaranteed REMIC Pass-Through Certificates,
Fannie Mae REMIC Trust 1994-17

         Designation:                       S
         % of Class:                        0.86%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $198,824.59
         Interest Type:                     INVERSE
         Interest Rate or Formula:          21.84% - (LIBOR x 2.6);
                                            Minimum Rate: 0%; Maximum rate:
                                            21.84%

Prospectus Supplement Guaranteed REMIC Pass-Through,
Certificates, Fannie Mae REMIC Trust 1997-44

         Designation:                       Z
         % of Class:                        52.60%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $9,503,692.48
         Interest Type:                     FIX/ACCRUAL
         Interest Rate or Formula:          8.5%

Guaranteed REMIC Pass-Through Certificates,
Fannie Mae REMIC Trust     1997-57

         Designation:                       ZH
         % of Class:                        53.10%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $11,299,162.25
         Interest Type:                     FIX/ACCRUAL
         Interest Rate or Formula:          8.0%


Pooled FHLMC Certificates


Multiclass Mortgage Securities, Series G003

         Designation:                       SA
         % of Class:                        33.96%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $702,795.17
         Interest Type:                     INVERSE
         Interest Rate or Formula:          35% - (LIBOR x 4);
                                            Minimum Rate: 0%; Maximum Rate: 35%

Multiclass Mortgage Securities, Series G020

         Designation:                       SB
         % of Class:                        100.00%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $384,309.90
         Interest Type:                     INVERSE
         Interest Rate or Formula:          99.20011% - (LIBOR x 12.80001);
                                            Minimum Rate: 0%; Maximum Rate: 8%

Multiclass Mortgage Participation Certificates, Series 1041

         Designation:                       F
         % of Class:                        31.43%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $221,374.78
         Interest Type:                     INVERSE
         Interest Rate or Formula:          32.06428571% - (LIB0R X 3.190476);
                                            Minimum Rate: 0%; Maximum Rate:
                                            32.06428571%

Multiclass Mortgage Participation Certificates, Series 1385

         Designation:                       S
         % of Class:                        26.67%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $145,332.90
         Interest Type:                     INVERSE
         Interest Rate or Formula:          12.75% - (LIBOR x 1);
                                            Minimum Rate: 4.5%; Maximum Rate:
                                            12.75%

 Multiclass Mortgage Participation  Certificates, Series 1435

         Designation:                       SB
         % of Class:                        71.22%
         Principal Type:                    TAC
         Current Principal Amount
             of Pooled Certificates:        $3,184,158.32
         Interest Type:                     INVERSE
         Interest Rate or Formula:          26.7% - (LIBOR x 3);
                                            Minimum Rate: 0%; Maximum Rate:
                                            26.7%

Multiclass Mortgage Participation Certificates, Series 1483

         Designation:                       FD
         % of Class:                        54.60%
         Principal Type:                    SCHEDULED
         Current Principal Amount
             of Pooled Certificates:        $10,073,742.81
         Interest Type:                     FLOATER
         Interest Rate or Formula:          .5% + (LIBOR x 1);
                                            Minimum Rate: .5%; Maximum Rate: 10%

Multiclass Mortgage Participation Certificates, Series 1504

         Designation:                       FA
         % of Class:                        86.67%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $4,212,204.78
         Interest Type:                     FLOATER
         Interest Rate or Formula:          1.1% + (LIBOR x1);
                                            Minimum Rate: 1.1%; Maximum Rate:
                                            10%

Multiclass Mortgage Participation Certificates, Series 1578

         Designation:                       SC
         % of Class :                       5.58%
         Principal Type:                    TAC
         Current Principal Amount
             of Pooled Certificates:        $555,580.32
         Interest Type:                     INVERSE
         Interest Rate or Formula:          16.99285714 - (LIBOR x 1.857142);
                                            Minimum Rate: 0%; Maximum Rate:
                                            16.99285714%

Multiclass Mortgage Participation Certificates, Series 1585

         Designation:                       PM
         % of Class:                        4.81%
         Principal Type:                    COMPANION
         Current Principal Amount
             of Pooled Certificates:        $597,977.28
         Interest Type:                     INVERSE
         Interest Rate or Formula:          27.33611644 - (LIBOR x 4.205563);
                                            Minimum Rate: 0%; Maximum Rate:
                                            13.517855%

                                  ----------


         The Pooled FNMA Certificates are guaranteed as to timely distribution of principal and interest by FNMA. FHLMC guarantees to each holder of the Pooled FHLMC Certificates the timely payment of interest at the rates described above and the payment of the principal amount of the Pooled FHLMC Certificates as described in the Underlying FHLMC Offering Circular Term Sheets.


         The Pooled FNMA Certificates are each one class of nine separate Underlying FNMA Series which represent beneficial ownership interests in nine separate Underlying FNMA Trusts. The assets of the Underlying FNMA REMIC Trusts consist of direct or indirect beneficial ownership interests in certain FNMA MBS. The Pooled FHLMC Certificates are each one class of nine separate Underlying FHLMC Series, the assets of each of which consist of direct or indirect beneficial ownership interests in Gold PCs and/or Gold Giant PCs or GNMA Certificates. Underlying the FNMA MBS, Gold PCs, Gold Giant PCs and GNMA Certificates are pools of fixed-rate, first lien, residential mortgages and mortgage participations.


         The distribution date for the Pooled FNMA Certificates is the 25th day of each month, except for two Pooled FNMA Certificates for which the distribution date is the 18th day of the month, and the distribution date for the Pooled FHLMC Certificates is the 15th day of each month, except for two Pooled FHLMC Certificates for which the distribution date is the 25th day of the month, or if, in each case, such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day, as so defined.


         Additional characteristics of the Pooled Certificates are described below and in Annex 1 and Annex 2.


Pooled Certificates - Principal Types


         The Pooled Certificates were structured as targeted amortization classes ("TAC Classes"), scheduled classes ("Scheduled Classes"), support or companion classes ("Companion Classes"), or component classes ("Component Classes").


         A TAC Class is designed to receive principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying Mortgage Loans. A Scheduled Class is designed to receive principal payments using a predetermined principal balance schedule but is not designated as a planned amortization class ("PAC Class") or TAC Class. In many cases, the schedule is derived by assuming two constant prepayment rates for the underlying Mortgage Loans. These two rates are the endpoints for the "structuring range" for the Scheduled Class. A Companion Class receives principal payments on a distribution date only if scheduled payments have been made on specified PAC, TAC and/or Scheduled Classes and receives all excess distributions of principal to the extent not required to make scheduled payments on the related PAC, TAC or Scheduled Classes. The components of a Component Class may have different principal and/or interest payment characteristics but together constitute a single class.


         In general, since TAC or Scheduled Classes will receive distributions of principal on a given distribution date in a pre-determined amount if prepayments on the underlying mortgage loans occur within a certain range or at a certain rate, distributions of principal should in such cases be more stable than would otherwise be the case. If prepayments on the underlying mortgage loans occur at different rates, principal payments will be received at a greater or lesser rate. As a result of receiving principal payments at a different rate, the weighted average life of the TAC or Scheduled Classes will be shortened or extended. No assurance can be given that any of the TAC or Scheduled Classes have paid in accordance with their respective schedules or, to the extent that any such class has done so, that such class will continue to do so in the future. No assurance can be given that prepayments on the related underlying Mortgage Loans will occur at a constant rate within any particular range in the future.


Pooled Certificates - Interest Types


         Two classes of the Pooled Certificates are entitled to receive distributions of interest on the principal balance thereof based on separate formulae that vary directly with LIBOR, subject to minimum and maximum rates ("Floater"). Fourteen classes of the Pooled Certificates are entitled to receive distributions of interest on the principal balance thereof based on separate formulae that vary inversely with LIBOR, subject to minimum and maximum rates ("Inverse"). The two Pooled Accrual Certificates accrue interest at a fixed rate ("Fix").


         Two classes of the Pooled Certificates are Pooled Accrual Certificates. Pooled Accrual Certificates accrete all of their interest at a fixed rate, which is added to the outstanding principal balance. This accretion may continue until the class begins receiving principal payments, until some other event has occurred or until the class is retired. In the case of both the Pooled Accrual Certificates, the accretion continues so long as such respective class remains outstanding and the accreted interest is paid as principal.


The Underlying Mortgage Loans


         The Mortgage Loans consist of conventional, fixed rate, one- to four-family, fully-amortizing, level monthly payment, first mortgage loans with original maturities of up to approximately 30 years, except in the case of Pooled FNMA 1994-17 Certificate and Pooled FHLMC 1385 Certificate, with original maturities of up to approximately 15 years.


Additional Information


         The descriptions of the Pooled Certificates and the Mortgage Loans do not purport to be complete. Set forth below are lists of documents relevant to each of the Pooled Certificates.


Documents relevant to the Pooled FNMA 1993-41 Certificates include the following:

o FNMA Prospectus Supplement for Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1993-41, dated February 23, 1993.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates dated December 29, 1992.

o FNMA Prospectus for Guaranteed Mortgage Pass-Through Certificates dated January 1, 1993.

o FNMA Information Statement dated February 16, 1993 and any supplements thereto.

Documents relevant to the Pooled FNMA 1993-56 Certificates include the following:

o FNMA Prospectus Supplement for Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1993-56, dated March 17, 1993.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates dated December 29, 1992.

o FNMA Prospectus for Guaranteed Mortgage Pass-Through Certificates dated January 1, 1993.

o FNMA Information Statement dated February 16, 1993 and any supplements thereto.

Documents relevant to the Pooled FNMA 1993-60 Certificates include the following:

o FNMA Prospectus Supplement for Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1993-60, dated March 24, 1993.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates dated December 29, 1992.

o FNMA Prospectus for Guaranteed Mortgage Pass-Through Certificates dated January 1, 1993.

o FNMA Information Statement dated February 16, 1993 and any supplements thereto.

Documents relevant to the Pooled FNMA 1993-113 Certificates include the following:

o FNMA Prospectus Supplement for Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1993-113, dated June 3, 1993.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates dated December 29, 1992.

o        FNMA Prospectus for Stripped Mortgage-Backed Securities dated December
         1, 1992.

o FNMA Prospectus for Guaranteed MBS Pass-Through Certificates dated December 1, 1992.

o FNMA Prospectus for Guaranteed Mortgage Pass-Through Certificates dated May 1, 1993.

o FNMA Information Statement dated February 16, 1993 and any supplements thereto.

Documents relevant to the Pooled FNMA 1993-120 Certificates include the following:

o FNMA Prospectus Supplement for Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1993-120, dated June 10, 1993.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates dated December 29, 1992.

o FNMA Prospectus for Guaranteed Mortgage Pass-Through Certificates dated May 1, 1993.

o FNMA Information Statement dated February 16, 1993 and any supplements thereto.

Documents relevant to the Pooled FNMA 1993-179 Certificates include the following:

o FNMA Prospectus Supplement for Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1993-179, dated August 10, 1993.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates dated December 29, 1992.

o FNMA Prospectus for Guaranteed Mortgage Pass-Through Certificates dated May 1, 1993.

o FNMA Information Statement dated February 16, 1993 and any supplements thereto.

Documents relevant to the Pooled FNMA 1994-17 Certificates include the following:

o FNMA Prospectus Supplement for Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1994-17, dated January 4, 1994.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates dated December 29, 1992.

o FNMA Prospectus for Guaranteed Mortgage Pass-Through Certificates dated January 1, 1994.

o FNMA Information Statement dated February 16, 1993 and any supplements thereto.

Documents relevant to the Pooled FNMA 1997-44 Certificates include the following:
o FNMA Prospectus Supplement for Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1997-44, dated May 16, 1997.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates dated June 14, 1996.

o FNMA Prospectus for Guaranteed Mortgage Pass-Through Certificates dated January 1, 1997.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates (backed by GNMA Certificates) dated June 14, 1996.

o FNMA Information Statement dated March 31,1997 and any supplements thereto.

Documents relevant to the Pooled FNMA 1997-57 Certificates include the following:

o FNMA Prospectus Supplement for Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1997-57, dated July 15, 1997.

o FNMA Prospectus for Guaranteed REMIC Pass-Through Certificates dated June 14, 1996.

o FNMA Prospectus for Guaranteed Mortgage Pass-Through Certificates dated January 1, 1997.

o FNMA Information Statement dated March 31, 1997 and any supplements thereto.

Documents relevant to the Pooled FHLMC G003 Certificates include the following:

o FHLMC Offering Circular Supplement for Multiclass Mortgage Securities, Series G003, dated October 21, 1992.

o FHLMC Multiclass Mortgage Securities Backed by GNMA Certificates Offering Circular dated September 1, 1992.

o FHLMC Giant GNMA-Backed Securities Mortgage Offering Circular dated September 1, 1992.

o FHLMC Information Statement dated March 19, 1992, its Information Statement Supplements dated April 28, 1992, July 30, 1992, and November 13, 1992, and any other Information Statement Supplements subsequently published by FHLMC.

Documents relevant to the Pooled FHLMC G020 Certificate include the following:

o FHLMC Offering Circular Supplement for Multiclass Mortgage Securities, Series G020, dated August 1, 1993.

o FHLMC Multiclass Mortgage Securities Backed by GNMA Certificates Offering Circular, dated August 1, 1993.

o FHLMC Giant GNMA-Backed Securities Mortgage Offering Circular, dated September 1, 1992.

o FHLMC Information Statement, dated April 9, 1992, its Information Statement Supplements, dated April 30, 1993 and August 2, 1993, and any other Information Statement Supplements subsequently published by FHLMC.

Documents relevant to the Pooled FHLMC 1041 Certificates include the following:

o FHLMC Offering Circular Supplement for Multiclass Mortgage Participation Certificates, Series 1041, dated January 14, 1991.

o FHLMC Multiclass Mortgage Participation Certificates Offering Circular dated August 27, 1990.

o FHLMC Mortgage Participation Certificates Offering Circular dated June 30, 1989 and its Mortgage Participation Certificates Offering Circular Supplement dated June 30, 1990.

o FHLMC Giant Mortgage Participation Certificates Offering Circular dated October 2, 1989 and its Giant Mortgage Participation Certificates Offering Circular Supplement dated November 1, 1990.

o FHLMC Information Statement dated March 30, 1990, its Information Statement Supplements dated May 11, 1990, August 7, 1990, and November 20, 1990, and any other information Statement Supplements subsequently published by FHLMC.

Documents relevant to the Pooled FHLMC 1385 Certificates include the following:

o FHLMC Offering Circular Supplement for Multiclass Mortgage Participation Certificates, Series 1385, dated August 24, 1992.

o FHLMC Multiclass Mortgage Participation Certificates Offering Circular dated May 1, 1992.

o FHLMC Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplement dated August 3, 1992.

o FHLMC Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991.

o FHLMC Information Statement dated March 19, 1992, its Information Statement Supplements dated April 28, 1992 and July 30, 1992, and any other information Statement Supplements subsequently published by FHLMC.

Documents relevant to the Pooled FHLMC 1435 Certificates include the following:

o FHLMC Offering Circular Supplement for Multiclass Mortgage Participation Certificates, Series 1983, dated November 2, 1992.

o FHLMC Multiclass Mortgage Participation Certificates Offering Circular dated May 1, 1992.

o FHLMC Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992 and November 2, 1992.

o FHLMC Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991.


o FHLMC Information Statement dated March 19, 1992, its Information Statement Supplements dated April 28, 1992, July 30, 1992 and November 13, 1992, and any other information Statement Supplements subsequently published by FHLMC.

Documents relevant to the Pooled FHLMC 1483 Certificates include the following:

o FHLMC Offering Circular Supplement for Multiclass Mortgage Participation Certificates, Series 1483, dated February 12, 1993.

o FHLMC Multiclass Mortgage Participation Certificates Offering Circular dated January 1, 1993.

o FHLMC Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992 and November 2, 1992.

o FHLMC Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991 and its Giant Mortgage Participation Offering Circular Supplement dated December 3, 1992.

o FHLMC Information Statement dated March 19, 1992, its Information Statement Supplements dated April 28, 1992, July 30, 1992, November 13, 1992, and February 5, 1993, and any other information Statement Supplements subsequently published by FHLMC.

Documents relevant to the Pooled FHLMC 1504 Certificates include the following:

o FHLMC Offering Circular Supplement for Multiclass Mortgage Participation Certificates, Series 1504, dated March 17, 1993.

o FHLMC Multiclass Mortgage Participation Certificates Offering Circular dated January 1, 1993.

o FHLMC Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992 and November 2, 1992.

o FHLMC Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991 and its Giant Mortgage Participation Offering Circular Supplement dated December 3, 1992.

o FHLMC Information Statement dated April 9, 1993, and any other information Statement Supplements subsequently published by FHLMC.

Documents relevant to the Pooled FHLMC 1578 Certificates include the following:

o FHLMC Offering Circular Supplement for Multiclass Mortgage Participation Certificates, Series 1578, dated July 27, 1993.

o FHLMC Multiclass Mortgage Participation Certificates Offering Circular dated January 1, 1993.

o FHLMC Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992, November 2, 1992, April 30, 1993, and August 17, 1993.

o FHLMC Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991 and its Giant Mortgage Participation Offering Circular Supplement dated December 3, 1992.

o FHLMC Information Statement dated April 9, 1993, its Information Statement Supplements dated April 30, 1993 and August 2, 1993, and any other information Statement Supplements subsequently published by FHLMC.

Documents relevant to the Pooled FHLMC 1585 Certificates include the following:

o FHLMC Offering Circular Supplement for Multiclass Mortgage Participation Certificates, Series 1585, dated August 10, 1993.

o FHLMC Multiclass Mortgage Participation Certificates Offering Circular dated August 1, 1993.

o FHLMC Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992, November 2, 1992, April 30, 1993, and August 17, 1993.

o FHLMC Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991 and its Giant Mortgage Participation Offering Circular Supplement dated December 3, 1992.

o FHLMC Information Statement dated April 9, 1993, its Information Statement Supplements dated April 30, 1993 and August 2, 1993, and any other information Statement Supplements subsequently published by FHLMC.

Copies of the respective Prospectus Supplements, Prospectuses and the other documents set forth above relating to the Pooled Certificates may be obtained from the Underwriter by writing Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Mortgage Department.


                                THE RESERVE FUND


         On the Closing Date, the Seller will fund the Reserve Fund with four United States Treasury Securities. The Treasury Securities are each in the principal amount of $1,250,000 and mature on February 15, 1998, August 15, 1998, February 15, 1999 and August 15, 1999, respectively. Payments on the Treasury Securities will be applied to pay principal on the Securities on the Distribution Date immediately following receipt.


                      YIELD AND PREPAYMENT CONSIDERATIONS


General Considerations


         The yield to maturity and weighted average life of the Securities will be affected by, among other things, the amount and timing of principal payments, including prepayments (for this purpose the term "prepayments" includes payments resulting from refinancing, liquidations, purchases by the original transferors or others), and interest payments on the Mortgage Loans, the level of LIBOR, the payment priorities and other characteristics of the Pooled Certificates, the purchase price paid for the Securities and the occurrence of an optional termination with respect to the Securities or the Pooled Certificates. No representation is made as to the anticipated rate of prepayments on the Mortgage Loans or the anticipated yield to maturity of the Securities. Prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments on the Mortgage Loans and the suitability of the Securities to their investment objectives. If prevailing mortgage rates fall significantly below the mortgage rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the mortgage rates on the Mortgage Loans. Other factors affecting prepayments of Mortgage Loans include changes in mortgagors' housing needs, job transfers, unemployment, net equity in the mortgaged properties and servicing decisions. The Mortgage Loans may be prepaid at any time without penalty and generally have due-on-sale clauses. Since FNMA and FHLMC guarantee the payment of installments of principal of and interest on the respective Underlying Mortgage Loans, liquidations resulting from default, casualty or condemnation in respect of the respective Underlying Mortgage Loans will have the effect of a prepayment.


         The timing and amount of payments, including prepayments, on the Mortgage Loans may significantly affect an investor's yield. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Securities will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.


         The Pooled Certificates were issued at different times, are backed directly or indirectly by different Mortgage Pools, have different allocations of principal and interest and payment priorities among various classes, are subject to optional termination to the extent described herein and in the Underlying Agreements and will perform differently in various interest and prepayment rate environments. The performance characteristics of the Securities will reflect a combination of the performance characteristics of the Pooled Certificates and Reserve Fund. As a result, it will be difficult to predict the likely yield and payment experience of the Securities.


         Since interest generally will be due on each Mortgage Loan on the first day of the month, but the distribution of such interest will not be made until the Pooled Certificate Distribution Dates and then the amounts received with respect to a Pooled Certificate Distribution Date will not be distributed until the related Distribution Date, the yield to investors in the Securities will be lower than the yield produced without such delays. Since the amount of the distributions on the Securities is based on information in respect of the Underlying Series, if such information is not received in a timely manner, payments will not be made until the following Distribution Date and the yield to investors may be lower than the yield produced if such information had been received in a timely manner.


         In the case of any Securities purchased at a discount, a slower than anticipated rate of principal payments to the Securities, other things being equal, could result in an actual yield that is lower than the anticipated yield. In the case of any Securities purchased at a premium, a faster than anticipated rate of principal payments to the Securities, other things being equal, could result in an actual yield that is lower than the anticipated yield.


         Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors in the Securities will be able to reinvest the payments thereon at yields equaling or exceeding the yields on the Securities. Yields on any such reinvestments may be lower, and may even be significantly lower, than yields on the Securities. Prospective investors in the Securities should consider the related reinvestment risks in light of other investments that may be available to such investors.


         The yield to investors in the Securities will also be affected by changes in LIBOR. In general, a high level of LIBOR will reduce the yield to investors in the Securities. Changes in LIBOR may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with a decrease in the level of LIBOR. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of LIBOR. The amount of interest payable on the Pooled Floating Rate Certificates will be sensitive, and the amount of interest payable on the Pooled Inverse Floating Rate Certificates will be highly sensitive, to the level of LIBOR.


         The assets of the Trust consist of only the Pooled FNMA Certificates, the Pooled FHLMC Certificates and the Reserve Fund consisting of Treasury Securities. Because each of the Pooled Certificates were issued as parts of different Underlying Series, the rates of prepayment of each of the Pooled Certificates will be different from the rates of prepayment on each of the other Pooled Certificates. Under various circumstances, the principal balance of one or more of the Pooled Certificates could be reduced to zero prior to the other Pooled Certificates. In addition, either one or more of the Pooled Certificates could be repurchased as described under "The Pooling Agreement--Assignment of Pooled Certificates" or any of the Underlying Agreements could be terminated. In such an event, the Trust might consist solely of one or more of the Pooled FNMA Certificates or one or more of the Pooled FHLMC Certificates, or a combination thereof, and investors would be exposed to the risk that the Securities could take on a cash flow profile different from that expected by investors. For example, if the Pooled Accrual Certificates and the Pooled Floating Rate Certificates were to pay prior to the maturity of one or more of the Pooled Inverse Floating Rate Certificates, the Securities would at that point have the yield characteristics of an inverse floating rate security.


Final Scheduled Distribution Date


         The "Final Scheduled Distribution Date" for distributions on the Securities is the Distribution Date in October, 2027. The Final Scheduled Distribution Date is the Distribution Date one month after the latest final distribution date of any of the Pooled Certificates. Since the rate of payment of principal on the Mortgage Loans can be expected to exceed the rate of payments used in calculating such final distribution date, the date of the final distribution on the Securities is expected to be earlier, and could be substantially earlier, than the Final Scheduled Distribution Date.


Weighted Average Lives


         The weighted average life of a security refers to the average amount of time that will elapse from the applicable settlement date until each dollar of principal of such security will be distributed to the investor. The weighted average life of a Security is determined by (i) multiplying the amount of payments made in respect of principal on such Security on each Distribution Date by the number of years from the Closing Date to such Distribution Date; (ii) summing the results and (iii) dividing the sum by the aggregate amount of the principal payments on such Security referred to in clause (i). The weighted average lives of the Securities will be influenced by, among other factors, the rate at which principal is paid on the Mortgage Loans.


SPA Model


         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The standard prepayment assumption model used in this Prospectus Supplement ("SPA") represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans. SPA does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans underlying the Pooled Certificates. 100% SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter (for example 0.4% per annum in the second month) until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% SPA assumes a constant prepayment rate of 6% per annum. Multiples will be calculated from this prepayment rate series; for example, 50% SPA assumes prepayment rates will be 0.1% per annum in month one, 0.2% per annum in month two, reaching 3.0% per annum in month 30 and remaining constant at 3.0% per annum thereafter. 0% SPA assumes no prepayments.


Pricing Assumption


         The Securities were structured assuming, among other things, a prepayment assumption of 300% SPA with respect to the Pooled Certificates. The prepayment assumptions to be used for pricing purposes for the Securities may vary as determined at the time of sale. The actual prepayment rates may vary considerably from the rates used for any pricing assumption.


Decrement and Weighted Average Life Table


         The following table indicates the percentages of the Original Principal Balance of the Securities outstanding after certain dates and the weighted average lives (in years), assuming various constant percentages of SPA.


         For the following table it was assumed, among other things, that (i) the Trust consists of the Pooled Certificates in the principal amounts described in Annex 1 hereto and the Treasury Securities in the principal amount set forth under "The Reserve Fund" herein; (ii) the initial principal balance of the Securities will be $55,809,878; (iii) Distribution Dates on the Certificates occur on the 25th of each month commencing in November 1997; (iv) each Mortgage Loan underlying a mortgage-backed security issued by FNMA, certificate issued by GNMA, or a participation certificate issued by FHLMC has a mortgage rate, remaining term to maturity and loan age equal to the weighted average mortgage rate, weighted average remaining term to maturity and weighted average loan age, respectively, of all of the Mortgage Loans underlying such mortgage-backed security or participation certificate; (v) the Mortgage Loans prepay at the constant percentages of SPA specified in the tables; (vi) all amounts due with respect to the Mortgage Loans underlying the Pooled Certificates are applied to the payment of the respective Pooled Certificates on the 25th day of each month and payments on the Treasury Securities are applied to the payment of the Securities on the Distribution Dates occurring in the months in which they mature; (vii) there are no optional terminations of the Securities or the Pooled Certificates and the mandatory termination is assumed not to occur; (viii) the settlement date is the Closing Date, which is October 30, 1997; (ix) each month consists of 30 days; (x) any reinvestment income on funds in the Asset Proceeds Account will be paid to the Trustee and will not be available to make principal and interest payments on the Securities; (xi) the only expenses to be paid on any Distribution Date by the Trust will be the monthly payment of the Trustee Fee and the Escrow Amount, the sum of which is assumed to equal 1/12 of the product of 0.02% and the principal balance immediately prior to the applicable Distribution Date, but without giving effect to the minimum Trustee Fee of $210 for any Distribution Date; (xii) the effective interest rate borne by the Securities during the first Interest Accrual Period is 6.8825% per annum; (xiii) there will be no substitution of Pooled Certificates; and (xiv) no Securities will be exchanged for pro rata portions of each of the Pooled Certificates and Treasury Securities.


     Percentage of Original Principal Balance Outstanding of the Securities
                                    % of SPA

                                  100%         175%         250%         300%        350%         400%         500%
Initial Balance                  100%         100%         100%         100%         100%         100%         100%
October 25, 1998                  99           97           79           66           58           36            8
October 25, 1999                  98           90           65           44           14            2            1
October 25, 2000                 101           91           59           34           10            1            *
October 25, 2001                 106           94           56           30           10            *            *
October 25, 2002                 110           97           54           32           11            *            *
October 25, 2003                 115          102           54           33            *            *            *
October 25, 2004                 120          106           54           36            *            *            *
October 25, 2005                 125          111           55           39            *            *            *
October 25, 2006                 131          116           57           38            *            *            *
October 25, 2007                 138          121           59           35            *            *            *
October 25, 2008                 145          124           62           31            *            *            *
October 25, 2009                 152          125           65           27            *            *            *
October 25, 2010                 160          127           67           24            *            *            *
October 25, 2011                 169          127           63           20            *            *            *
October 25, 2012                 178          126           53           17            *            *            *
October 25, 2013                 181          125           45           14            *            *            *
October 25, 2014                 181          124           38           12            *            *            *
October 25, 2015                 177          122           31           10            *            *            *
October 25, 2016                 175          106           26            8            *            *            *
October 25, 2017                 175           88           21            6            *            *            *
October 25, 2018                 173           73           16            5            *            *            *
October 25, 2019                 167           58           13            4            *            *            *
October 25, 2020                 148           45           10            3            *            0            0
October 25, 2021                 116           34            7            2            0            0            0
October 25, 2022                  91           26            5            1            0            0            0
October 25, 2023                  68           19            4            1            0            0            0
October 25, 2024                  47           12            2            1            0            0            0
October 25, 2025                  26            7            1            *            0            0            0
October 25, 2026                   8            2            *            *            0            0            0
October 25, 2027                   0            0            0            0            0            0            0
Weighted Average                24.1         20.2         11.6          6.3          1.5          0.9          0.6
Life (in years)

-------------

*  Principal balance less than 0.5% of Original Principal Balance.

Pre-Tax Yield Table


         The significance of the effects of prepayments and changes in LIBOR on the Securities is illustrated in the following table entitled "Sensitivity of the Securities to Prepayments and LIBOR," which shows the pre-tax yield (on a corporate bond equivalent basis) to the holders of such Securities under different constant percentages of SPA and levels of LIBOR. The yields of such Securities set forth in the following table were calculated using the assumptions specified above under "--Decrement and Weighted Average Life Tables" and assuming that (i) interest rates applicable to the Pooled Certificates for each Interest Accrual Period subsequent to the first Interest Accrual Period will be calculated based on the indicated level of LIBOR, (ii) the aggregate purchase price (expressed as a percentage of the initial principal balance) of the Securities is 99% (plus accrued interest from October 1, 1997) and (iii) the Securities are purchased on October 30, 1997.


         The yield to investors in the Certificates will be sensitive to the level of LIBOR and to the rate and timing of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. Generally, a high level of LIBOR will have a material negative effect on the yield to investors in the Securities.


         Changes in LIBOR may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of LIBOR.


             Sensitivity of the Securities to Prepayments and LIBOR
                          (Pre-Tax Yield to Maturity)

                                    % of SPA

 LIBOR                100%       175%         250%         300%         350%         400%         500%
 3.65%                8.54%      8.68%       8.69%         8.92%        9.55%        9.85%       9.67%
 4.65%                8.21       8.27         8.25          8.46         8.72         8.84        8.74
 5.65%                7.89       7.87         7.84          8.02         7.90         7.83        7.80
 6.65%                7.58       7.48         7.44          7.60         7.10         6.84        6.88
 7.65%                7.26       7.09         7.06          7.20         6.32         5.86        5.98
 8.65%                7.01       6.78         6.75          6.86         5.65         5.02        5.20
 9.65%                7.06       6.83         6.78          6.80         5.52         4.83        4.99



         The yields set forth in the above table were calculated by determining the monthly discount rates which when applied to the assumed stream of cash flows to be paid on the Securities, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price of the Securities indicated, and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments of principal of and interest on the Securities and consequently does not purport to reflect the return of any investment in the Securities when such reinvestment rates are considered.


Actual Experience Will Vary from Assumptions


         Discrepancies will exist between the characteristics of the actual Pooled Certificates and Mortgage Loans and characteristics of the Pooled Certificates and Mortgage Loans assumed in preparing the tables contained herein. To the extent that the Pooled Certificates and Mortgage Loans have characteristics which differ from those assumed in preparing the tables, the Securities may mature earlier or later than indicated by the tables, and the weighted average lives and pre-tax yields and the cash flows on the Securities may also differ. In addition, it is unlikely that the Mortgage Loans will prepay at any constant rate. The timing of changes in the rate of prepayment may significantly affect the yield realized by a holder of the Securities.


                             THE POOLING AGREEMENT


General


         The Securities will be issued pursuant to a Pooling Agreement between Financial Asset Securitization, Inc., as the depositor, and Norwest Bank, Minnesota, National Association, as the Trustee (the "Agreement" ). Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling Agreement and the Securities. References to the "Trust Agreement" in the Prospectus shall be deemed to mean the "Pooling Agreement" in this Prospectus Supplement. The Securities will be transferable and exchangeable at the Corporate Trust Office of the Trustee, which will serve as Security Registrar and Paying Agent. The Trustee will provide to a prospective or actual Securityholder without charge, upon written request, a copy of the Agreement. Requests should be addressed to the Trustee at 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention:
FASI 1997-1. The Trustee will also act as securities administrator for the Trust. Consequently, there will be no separate servicing agreement among the parties relating to the transaction.


Assignment of Pooled Certificates


         At the time of issuance of the Securities, the Seller will cause the Pooled Certificates and Treasury Securities to be assigned to the Trustee. The Underwriter will represent to the Seller, among other things, that as of the Closing Date (i) it is the owner of the Pooled Certificates and Treasury Securities free and clear of any lien or adverse interests of any person and
(ii) that it has acquired its ownership in the Pooled Certificates and Treasury Securities in good faith without notice of any adverse claim. The Seller will make similar representations.


         Upon discovery or receipt of notice by either the Seller or the Trustee of a breach of any of the representations and warranties regarding the Pooled Certificates or Treasury Securities which materially and adversely affects the interests of the Securityholders, the Seller or the Trustee, the party discovering such breach will give prompt notice to the other and to the Underwriter. Within thirty days of the earlier of either discovery by or notice to the Seller of any such breach, the Underwriter shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Underwriter shall, at the election of the Majority Securityholders, repurchase each Pooled Certificate or Treasury Security affected by the breach at a repurchase price equal to the outstanding principal balance of the Pooled Certificate or Treasury Security as of the date of repurchase plus accrued interest thereon.


         Notwithstanding the foregoing, for a period of 90 days following the Closing Date, in lieu of repurchasing Pooled Certificates as described above, the Underwriter may substitute therefor one or more mortgage related securities issued by GNMA, FNMA or FHLMC (each a "Substitute Pooled Certificate") which meet the following criteria: (i) such substitution shall be (a) in the case of the Pooled Floating Rate Certificates, with at least one floating rate certificate which is entitled to receive interest based on LIBOR and whose coupon will at least equal the coupon of the Pooled Certificate for which the Substitute Pooled Certificate is being substituted for at all levels of LIBOR,
(b) in the case of the Pooled Accrual Certificates, with one or more accrual certificates bearing a coupon no less than the coupon of the Pooled Accrual Certificates being substituted for, or (c) in the case of the Pooled Inverse Floating Rate Certificates, one or more inverse floating rate certificates based on LIBOR whose combined coupon will be at least equal to the coupon of the Pooled Certificates being substituted for at all levels of LIBOR, (ii) the sum of the outstanding principal amounts of the Substitute Pooled Certificates equals or exceeds the sum of the outstanding principal amounts of the Pooled Certificates being substituted for, (iii) the Substitute Pooled Certificates as of the date of substitution ultimately are backed by mortgage loans (a) with a weighted average pass-through rate no more than 50 basis points below or no more than 50 basis points above the weighted average pass-through rate of the mortgages loans ultimately backing the Pooled Certificates being substituted for and (b) which are conventional, fixed rate, one- to four-family, fully amortizing, level payment, first mortgage loans with original maturities of up to 30 years, except with respect to Pooled FNMA 1994-17 Certificate and Pooled FHLMC 1385 Certificate, for which the original maturity of the Mortgage Loans shall be up to 15 years, (iv) the inclusion of which in the Trust Fund will not result in a withdrawal or downgrading in the ratings assigned to the Securities by the Rating Agencies, written confirmation of which shall be provided by the Rating Agencies to the Trustee and (v) will not cause the Trust to lose its status as a grantor trust for federal income tax purposes as indicated in an opinion of counsel to be provided to the Trustee. The Underwriter also may substitute for any Treasury Security another Treasury Security with a maturity within 90 days of the Treasury Security being substituted for.


Accounts


         The Trustee shall establish and maintain the Asset Proceeds Account in the name of the Trustee for the benefit of the Securityholders. The Asset Proceeds Account shall be an Eligible Account as defined in the Agreement. The Trustee, in its capacity as holder of the Pooled Certificates and Treasury Securities, will cause all distributions received by it on the Pooled Certificates and Treasury Securities from whatever source, to be deposited directly into the Asset Proceeds Account. Amounts on deposit in the Asset Proceeds Account will be invested in certain investments permitted by the Agreement ("Permitted Investments"). Any income on such investments will be paid to the Trustee as additional compensation and losses on such investments shall be reimbursed by the Trustee from its own funds.


Reports to Securityholders


         On each Distribution Date, the Trustee will prepare, to the extent it receives distribution information with respect to the Pooled Certificates and Treasury Securities, and will forward by mail, a statement to each Securityholder and to the Seller stating:


        (i) the Available Distribution such Distribution Date;


       (ii) the interest distribution amount and the principal distribution amount for such Distribution Date and, with respect to each, the components thereof as described in the definitions of such terms and as reported in the related distribution information;


      (iii) the principal balance of the Securities before and after applying payments on such Distribution Date;


       (iv) the effective interest rate on the Securities for such Distribution Date;


        (v) the outstanding principal amount, as the case may be, immediately prior to and after taking into account distributions made on such Distribution Date of, and the current interest rate, on each of the Pooled Certificates on such Distribution Date;


       (vi) the outstanding principal amount, immediately prior to and after taking into account distributions made on such Distribution Date, of each of the Treasury Securities; and


      (vii) the amount of the Trustee Fee for such Distribution Date.


In the case of the information furnished pursuant to clauses (ii) and (iii) above, the amounts shall also be expressed as a dollar amount per $1000 of principal face amount.


         In addition, the Trustee promptly will furnish to the Seller and, upon request, to the Securityholders, copies of any notices, statements, reports or other information received by the Trustee in its capacity as the holder of the Pooled Certificates.


         On or before March 31st of each calendar year, commencing in 1998, the Trustee will prepare and deliver by first class mail to the Seller and each person who at any time during the prior calendar year was a Securityholder of record a statement containing the information required to be contained in the regular monthly report to Securityholders, as set forth in clauses (ii) and (v) above aggregated for such prior calendar year or in the case of a Securityholder, the applicable portion thereof during which such person was a Securityholder. Such obligation of the Trustee will be satisfied to the extent that substantially comparable information is provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.


Amendments


         The Agreement may be amended by the Seller and the Trustee, without the prior written consent of any Securityholder (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein, (iii) to make any other provisions with respect to matters or questions arising under the Agreement that are not materially inconsistent with other provisions of the Agreement and (iv) to make such modifications as may be required in connection with a substitution or repurchase of a Pooled Certificate permitted under the Agreement; provided, however, that such amendment will not, as evidenced by an opinion of counsel (at the expense of the party seeking such amendment) delivered to the Trustee, adversely affect in any material respect the interests of any Securityholder. Counsel shall be entitled to rely on a letter from each Rating Agency that the modification will not cause the then-existing rating of the Securities to be downgraded as conclusive evidence that the modification does not adversely affect in any material respect the interests of any Securityholder. The Agreement may also be amended by the Seller and the Trustee and the holders of Securities evidencing more than 50% of the aggregate principal amount of the Securities (the "Majority Securityholders") for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or modifying in any manner the rights of Securityholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, amounts required to be distributed on any Security without the consent of the holder of such Security; (ii) modify the provisions of the Section of the Agreement governing amendments of the Agreement, without the consent of the holders of all Securities; or (iii) be made unless the Trustee has received an opinion of counsel (at the expense of the party seeking such amendment) that such amendment will not adversely affect the status of the Trust as a grantor trust for federal income tax purposes.


Securityholder Action


         No Securityholder will have any right to institute any action, suit or proceeding in equity or at law upon or under or with respect to the Agreement unless such holder previously has given to the Trustee and the Seller a written notice of default and unless also the Majority Securityholders have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee thereunder and have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, will have neglected or refused to institute any such action, suit or proceeding.


Termination


         The respective obligations and responsibilities of the Seller and the Trustee created by the Agreement will terminate upon the final distribution to Securityholders by the Trustee of all amounts required to be distributed pursuant to the Agreement. Such distribution will occur, among other circumstances, on the Distribution Date following the first Distribution Date on which the principal balance of all but one of the Pooled Certificates has been reduced to zero, and if the Seller exercises its option to purchase the Pooled Certificates as described herein under "Description of the Securities--Optional Termination."


Indemnification of the Trustee


         The Trustee and its directors, officers, employees and agents, will be indemnified by the Trust against any loss, liability or expense arising out of or incurred in connection with, the exercise and performance of any powers and duties of the Trustee under the Agreement, with certain exceptions described in the Agreement. The Trustee and its directors, officers, employees and agents will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the obligations and duties of the Trustee.


Certain Matters Regarding the Trustee


         The Trustee for the Securities will be Norwest Bank Minnesota, National Association. The Trustee's corporate office is located at Sixth & Marquette Streets, Minneapolis, Minnesota 55479, Attention: FASI 1997-1, and its Bondholder Services telephone number is 410-884-2000.


         The Trustee may at any time resign and be discharged from the trust by giving 30 days' written notice thereof to the Seller and the Securityholders. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor trustee. If no successor trustee has been so appointed and has accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. If at any time the Trustee fails to meet the eligibility requirements or is incapable of acting, or certain insolvency events occur, then the Seller shall remove the Trustee and appoint a successor trustee. The Majority Securityholders may at any time remove the Trustee and appoint a successor trustee. No resignation, discharge or removal of the Trustee will become effective until a successor trustee shall have assumed the Trustee's responsibilities and obligations under the Agreement.


                       FEDERAL INCOME TAX CONSIDERATIONS


         The following discussion represents the opinion of Hunton & Williams, special tax counsel to the Trust ("Tax Counsel"), as to the material federal income tax consequences of the purchase, ownership and disposition of Certificates. However, the discussion does not purport to deal with Federal income tax consequences applicable to all categories of holders, some of which may be subject to special rules. For example, it does not discuss the tax treatment of Securityholders that are insurance companies, regulated investment companies or dealers in securities. Prospective investors are urged to consult their own tax advisors in determining the Federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of Securities.


         The following discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. No ruling on any of the issues discussed below will be sought from the Internal Revenue Service (the "IRS"). As a result, the IRS may disagree with all or part of the discussion below.


Tax Characterization of the Trust


         Tax counsel is of the opinion that the Trust will be classified for federal income tax purposes as a grantor trust under subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation. Accordingly, each holder of a Security will be treated for federal income tax purposes as the owner of a pro rata undivided interest in the Pooled Certificates and Treasury Securities included in the Trust.


         As further described below, each holder of a Security must report on its federal income tax return the interest income and original issue discount attributable to the portion of the Pooled Certificates and Treasury Securities that is allocable to such Security and may deduct the portion of the expenses incurred by the Trust that is allocable to such Security, at the same time and to the same extent as such items would be reported by such holder if it had purchased and held directly such interest in the Pooled Certificates and Treasury Securities and incurred directly its share of expenses incurred by the Trust. In general, the securities will be treated as Pass-Through Securities as described in "Certain Federal Income Tax Consequences--Non-REMIC Securities--Treatment of Pass-Through Securities" in the Prospectus.


         A Securityholder that is an individual, estate or trust will be allowed deductions for such expenses only to the extent that the sum of those expenses and the holder's other miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, in the case of a Securityholder who is an individual, certain otherwise allowable itemized deductions will be reduced, but not by more than 80%, by an amount equal to 3% of such Securityholder's adjusted gross income in excess of a statutorily defined threshold. Moreover, a Securityholder that is not a corporation cannot deduct such expenses for purposes of the alternative minimum tax (if applicable). Such deductions will include servicing and administrative fees paid to the Trustee.


         A Securityholder must allocate the purchase price of its Securities among its share of the Pooled Certificates and Treasury Securities based upon the relative fair market value of the Pooled Certificates as of the date such Securityholder purchased its Securities.


         The tax consequences to a Securityholder of ownership of an undivided interest in each Pooled Certificate are described in the Underlying Prospectuses. The Underlying Prospectuses for each of the Pooled Certificates state that such Pooled Certificates are REMIC Regular Interests. A general discussion of the tax consequences to a holder of REMIC Regular Interests can be found in "Certain Federal Income Tax Consequences--REMIC Securities" in the Prospectus. It should be noted that recently enacted tax legislation made a number of changes to the Code. Included among the changes are (i) lower tax rates for certain capital gains of individuals resulting from the holding of property for more than 18 months and (ii) a provision that would subject pools of prepayable debt obligations to the provisions of section 1272(a)(6) of the Code for taxable years beginning after August 5, 1997. The consequences of the application of section 1272(a)(6) in the case of the Trust are not clear, but may require the use of a prepayment assumption that differs from the prepayment assumptions used for computing the inclusion of any original issue discount on the Pooled Certificates.

         The Securities will be treated as qualifying assets for domestic building and loan associations, mutual savings banks, and real estate investment trusts, and income from the Securities will constitute qualifying income for such entities to the extent that the Pooled Certificates and the income therefrom are treated as such. See "Certain Federal Income Tax
Consequences--REMIC Securities" in the Prospectus.

         A Securityholder may be subject to backup withholding as described in "Certain Federal Income Tax Consequences--REMIC Securities" in the Prospectus. The backup withholding rate for reportable payments (including interest payments and original issue discount) made on or after January 1, 1993 is 31%.


                              ERISA CONSIDERATIONS


         Fiduciaries of employee benefit plans subject to Title I of ERISA should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in the Securities. In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other retirement arrangements not subject to ERISA, but which are subject to Section 4975 of the Code (such as individual retirement accounts and Keogh plans covering only a sole proprietor, or partners), or any entity whose underlying assets include plan assets by reason of a plan or account investing in such entity, including an insurance company general account (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in the Securities will cause the assets of the Trust ("Trust Assets") to be considered plan assets pursuant to the plan asset regulations set forth at 29 C.F.R. 2510.3-101 (the "Plan Asset Regulations"), thereby subjecting the Plan to the prohibited transaction rules with respect to the Trust Assets and the Trustee to the fiduciary investments standards of ERISA, or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Assets, unless an exemption granted by the Department of Labor (an "Exemption") applies to the purchase, sale, transfer or holding of the Certificates and the operation and management of the Trust and its assets. In particular, investors that are insurance companies should consult with their legal counsel with respect to the United States Supreme Court case John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 114 S. Ct. 517 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be plan assets under certain circumstances. Investors should analyze whether that decision or federal legislation recently enacted affecting insurance company general accounts (see Section 1460 of the Small Business Job Protection Act of 1996) may have an impact with respect to purchases of Securities. Each purchaser of a Security, by virtue of its purchase of such Security, will be deemed to have represented either that (i) it is not a Plan or
(ii) an Exemption exists which exempts the acquisition, holding or transfer of a Security by such purchaser from the prohibited transaction rules of ERISA and the related excise tax provisions of the Code.


          A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such governmental plan may be subject to Federal, state and local law, which is, to a material extent, similar to the provisions of ERISA or Code Section 4975 ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for the availability of any exemptive relief under any Similar Law.


                                LEGAL INVESTMENT


         Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Securities. Any such institution should consult its legal advisors in determining whether and to what extent there may be restrictions on its ability to invest in the Securities. The Securities will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.


                                  UNDERWRITING


         Subject to the terms and conditions set forth in the Underwriting Agreement dated October 28, 1997 (the "Underwriting Agreement") between the Seller and Bear, Stearns & Co. Inc. (the "Underwriter"), the Seller has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Seller, all of the Securities. The Underwriting Agreement provides that the Underwriter's obligations thereunder are subject to certain conditions precedent, and that the Underwriter will be obligated to purchase all of the Securities if any are purchased.


         The Underwriter has advised the Seller that it proposes to offer the Securities from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect such transactions by selling the Securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the Underwriter and/or commissions from any purchaser of the Securities for whom they may act as agents. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Securities may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the Securities positioned by them, may be deemed to be underwriting discounts and commissions under the 1933 Act.


         The Seller has agreed to indemnify the Underwriter against certain civil liabilities, including liabilities under the Act, to the extent and under the circumstances set forth in the Underwriting Agreement.


         Because the Pooled Certificates and Treasury Securities were sold by the Underwriter to the Seller and, thereafter, the Securities will be purchased initially by the Underwriter from the Seller, the economic risks and benefits associated with the sale of the Pooled Certificates and Treasury Securities and the purchase by the Underwriter of the Securities are borne or realized primarily by the Underwriter and its affiliates.


                                 LEGAL MATTERS


         Certain legal matters relating to the Securities will be passed upon for the Seller and the Trust by Hunton & Williams, Richmond, Virginia. Certain legal matters with respect to the Underwriter will be passed upon by Stroock & Stroock & Lavan LLP, New York, New York.


                                    RATINGS


         As a condition to their issuance, the Securities will be rated "Aaa" by Moody's and "AAA" by Fitch.


         The rating assigned by Moody's to the Securities addresses the likelihood of the receipt by Securityholders of all distributions to which such Securityholders are entitled. The rating is based principally on the guarantees of FNMA and FHLMC on the Pooled Certificates. Moody's ratings do not represent any assessment of the likelihood that prepayments will be made by borrowers or the degree to which such prepayments will differ from that originally anticipated. The rating does not address the possibility that, as a result of prepayments, Securityholders may suffer a lower than anticipated yield on the Security.


         The rating by Fitch on the Security addresses the likelihood of the receipt by Securityholders of all distributions to which such Securityholders are entitled. Fitch takes into consideration the credit quality of FNMA and FHLMC, structural and legal aspects associated with the Securities and the extent to which the payment stream on the Pooled Certificates and Treasury Securities is adequate to make payments required under the Securities. The rating of Fitch does not constitute a statement regarding frequency of prepayments on the Mortgage Loans or the corresponding effects on yield to investors, and does not represent any assessment of the likelihood or rate of prepayments.


         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the Securities are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement with respect to the Securities.


         The Seller has not requested a rating of the Securities by any rating agency other than Moody's and Fitch. However, there can be no assurance as to whether any other rating agency will rate the Securities or, in such event, what rating would be assigned to the Securities by such other rating agency. The rating assigned by such other rating agency to the Securities may be lower than the rating assigned by or Moody's or Fitch.

                                 INDEX OF TERMS

1933 Act..........................................iii
1934 Act..........................................iii
Agreement...................................S-2, S-29
Asset............................................S-12
Available............................S-12, S-13, S-30
Business Day................................S-4, S-11
Cede...................................iii, S-2, S-11
Certificate......................................S-11
Closing...........................................S-4
Code........................................S-8, S-32
Companion Classes................................S-19
Depositor.........................................S-2
Determination.....................................S-5
Determination Time...............................S-11
Distribution......................................S-4
Distribution Date............................ii, S-11
DTC..........................................iii, S-2
ERISA.............................................S-8
Escrow...........................................S-13
FHLMC..........................................i, S-2
FHLMC Mortgages...............................ii, S-3
Final............................................S-25
Fitch...............................................i
FNMA...........................................i, S-2
FNMA MBS...........................................ii
FNMA Mortgages....................................S-3
FNMA REMIC Certificates.............................i
GNMA Certificates.............................ii, S-3
Gold Giant PCs................................ii, S-3
Gold PCs......................................ii, S-3
Interest Accrual Period.....................S-5, S-12
IRS..............................................S-32
LIBOR.........................................ii, S-3
MACRs...............................................i
Majority.........................................S-31
Moody's.............................................i
Mortgage Loans..........................ii, S-6, S-10
Mortgage Pool...........................ii, S-6, S-10
PAC Classes......................................S-19
Permitted........................................S-30
Plan.............................................S-33
Plan(s).....................................S-8, S-33
Pooled.......................................S-2, S-3
Pooled Accrual Certificates...................ii, S-3
Pooled Certificate Distribution Date..............S-3
Pooled FHLMC Certificates......................i, S-2
Pooled Floating Rate Certificates.............ii, S-3
Pooled FNMA Certificate Distribution Date.........S-3
Pooled FNMA Certificates............................i
Pooled Inverse Floating Rate Certificates.....ii, S-3
Prospectus........................................S-2
Rating Agencies................................i, S-8
Record Date.................................S-5, S-12
REMIC........................................iii, S-8
Reserve Fund......................................S-4
Scheduled Classes................................S-19
Securities.....................................i, S-2
Seller..............................................i
Similar Law......................................S-34
SMMEA.............................................S-8
SPA..............................................S-26
Substitute Pooled Certificate....................S-29
Supplemental Distribution Date..............S-5, S-11
TAC Classes......................................S-19
Tax Counsel......................................S-32
Treasury Securities...........................ii, S-4
Trust..........................................i, S-2
Trust Assets................................S-8, S-33
Trustee...........................................S-2
Trustee Fee......................................S-13
Trustee Fee Escrow Account.......................S-13
Underlying........................................S-3
Underlying Agreement..............................S-3
Underlying FHLMC Offering Circular
Term Sheets.......................................S-4
Underlying FHLMC Series............................ii
Underlying FNMA Prospectus Information............S-4
Underlying FNMA Series.............................ii
Underlying FNMA Trusts.............................ii
Underlying Mortgage Loans...............ii, S-6, S-10
Underlying Prospectus Information.................S-4
Underlying Prospectuses...........................S-4
Underlying Series..................................ii
Underwriter..............................i, S-2, S-34
Underwriting Agreement...........................S-34

                                                                    Annex 1

                     POOLED CERTIFICATE CURRENT INFORMATION


         The table in this Annex 1 sets forth information for each of the Pooled Certificates concerning such Pooled Certificates and the related Mortgage Loans. The table and the descriptions of the Pooled Certificates herein are subject to and qualified by reference to the information with respect to the provisions of the Underlying Agreements and Underlying Prospectuses and the other prospectuses related to the Pooled Certificates. The information set forth in the table and elsewhere herein has been derived from information provided by FNMA and FHLMC, but such information has not been independently verified by the Depositor or the Underwriter. This information comprises all material information on the subject that the Depositor and the Underwriter possess or can acquire without unreasonable expense or effort.

         "Weighted average" numbers are calculated based on the loan balances as of October 1, 1997.

         The issue dates for the Pooled FNMA Certificates are as follows:
1993-41/SA, March 26, 1993; 1993-56/SB, May 28, 1993; 1993-60/SB, May 28, 1993;
1993-113/SF, July 30, 1993; 1993-120/SP, July 30, 1993; 1993-179/SX, October 29,
1993; 1994-17/S, February 28, 1994; 1997-44/Z, June 30, 1997; and 1997-57/ZH,
August 29, 1997. The issue dates for the Pooled FHLMC Certificates are as follows: G003/SA, November 30, 1992; G020/SB, October 29, 1993; 1041/F, February 28, 1991; 1385/S, October 30, 1992; 1435/SB, December 30, 1992; 1483/FD, March
30, 1993; 1504/FA, May 28, 1993; 1578/SC, September 30, 1993; and 1585/PM,
September 30, 1993.


         The following is a description of each item reported in the following table. The table should be read in conjunction with these descriptions and the additional information contained in Annex 2.

                  Issuer and Series/Class. These first two columns indicate, collectively, the issuer name, series, and class designation of each Pooled Certificate. For the full name of each Pooled Certificate, see "Description of the Pooled Certificates --General".

                  Certificate Interest Type. INV indicates that the Pooled
                           Certificates bear interest at rates that are based on an index (in this case, LIBOR) and that vary inversely with changes in the index. FLT indicates that the Pooled Certificates bear interest at rates that are based on an index (in this case, LIBOR) and that vary directly with changes in the index. FIX indicates that the Pooled Certificates bear interest at a fixed rate. Z indicates that the Pooled Certificates accrete the amount of accrual interest otherwise distributable on such Pooled Certificates, which amount will be added as principal to the principal balance of such Pooled Certificates on each applicable distribution date. Such accretion will continue until some specified event has occurred or until such Pooled Certificates are retired.

                  Current Coupon. This coupon indicates the interest rates applicable to the November 1997 distribution on the Pooled Certificates.

                  Class  Original  Principal  Balance.  This column  lists the original  principal  balance of the Pooled
                           Certificates.

                  Class % in Trust. This is the percentage which the respective
                           Pooled Certificates constitute of its class.

                  Class Current Principal Balance In Trust. This column shows the principal balance of the Pooled Certificates included in the Trust after the distributions made in October 1997.

                  Original Mortgage Loan Balance.  This is the original
                           aggregate scheduled principal balance of the Mortgage Loans underlying each Pooled Certificate.

                  Current Mortgage Loan Balance. This is the aggregate scheduled principal balance of the Mortgage Loans underlying each Pooled Certificate as of October 1, 1997.

                  WAC. Under  this  heading is the  current  weighted  average of the note rates on the Mortgage Loans underlying each Pooled Certificate.

                  CNWAC. Under this heading is the current weighted average of the net rates (that is, note rate less any servicing fee and any other administrative fees) on the Mortgage Loans underlying each Pooled Certificate.

                  WAM.  Under this heading is the current  weighted  average of the remaining terms to maturity of the Mortgage Loans underlying each Pooled Certificate (in months).

                  WALA/CAGE.  Under  this  heading  is the  weighted  average months since origination for the Mortgage Loans underlying each Pooled Certificate.


                                                            Class                       Class Current
                             Certificate                   Original                       Principal        Original
                               Interest      Current      Principal        Class %         Balance         Mortgage
   Issuer      Series/Class      Type        Coupon        Balance         in Trust        in Trust      Loan Balance
   ------      ------------      ----        ------       --------         --------        --------      ------------
FNMA           1993-41/SA        INV          5.87267%     $12,609,000         3.33095        $268,808    $500,000,000
FNMA           1993-56/SB        INV          7.21874%     $24,852,000        48.28585      $7,961,316  $1,000,000,000
FNMA           1993-60/SB        INV          6.35840%      $4,822,000        15.55371        $640,182    $300,000,000
FNMA           1993-113/SF       INV          8.88998%      $2,650,000        24.52830        $579,380    $370,500,000
FNMA           1993-120/SP       INV          6.56733%      $2,407,391         8.30775        $155,416    $750,000,000
FNMA           1993-179/SX       INV          4.05348%      $5,221,783         2.68108        $125,621  $1,602,735,416
FNMA           1994-17/S         INV          7.13375%     $24,666,667         0.85743        $198,825    $500,000,000
FNMA           1997-44/Z1       FIX/Z         8.50000%     $19,583,117        52.59633      $9,503,692    $300,000,000
FNMA           1997-57/ZH1      FIX/Z         8.00000%     $21,000,000        53.09524     $11,299,162  $1,300,000,000
FHLMC          G003/SA           INV         12.25000%      $4,240,000        33.96226        $702,795    $350,000,000
FHLMC          G020/SB           INV          8.00000%        $387,148       100.00000        $384,310    $300,000,000
FHLMC          1041/F            INV         14.11786%      $7,000,000        31.42857        $221,375    $300,416,000
FHLMC          1385/S            INV          7.12500%      $3,750,000        26.66667        $145,333  $1,008,550,000
FHLMC          1435/SB           INV          9.82500%      $5,385,000        71.21634      $3,184,158    $500,000,000
FHLMC          1483/FD           FLT          6.12500%     $64,920,000        54.59638     $10,073,743    $800,000,000
FHLMC          1504/FA           FLT          6.72500%     $35,000,000         86.6666      $4,212,205    $500,100,000
FHLMC          1578/SC           INV          6.54643%     $10,758,600         5.57693        $555,580  $1,500,000,000
FHLMC          1585/PM           INV          3.41697%     $12,469,016         4.81193        $597,977    $651,000,000
US Treasury                                                                                  1,250,000
US Treasury                                                                                  1,250,000
US Treasury                                                                                  1,250,000
US Treasury                                                                                  1,250,000





               Current
               Mortgage                                       WALA/
   Issuer    Loan Balance      WAC       CNWAC       WAM       CAGE
   ------    ------------      ---       ----        ---       ----
FNMA          $355,346,361     7.664%     7.000%        287        59
FNMA          $718,146,765     7.569%     7.000%        292        56
FNMA          $217,983,579     7.531%     7.000%        292        56
FNMA          $234,718,755     7.898%     7.500%        295        54
FNMA          $550,605,659     7.551%     7.000%        295        53
FNMA        $1,188,459,120     7.499%     7.000%        299        50
FNMA          $329,638,559     6.989%     6.500%        128        47
FNMA          $295,056,533     8.057%     7.500%        352         7
FNMA        $1,270,359,089     8.485%     8.000%        352         7
FHLMC         $166,805,867     8.500%     8.000%        223       127
FHLMC         $229,677,896     7.500%     7.000%        302        50
FHLMC          $32,281,582    10.595%    10.000%        257        91
FHLMC         $453,717,641     7.613%     7.000%        111        61
FHLMC         $270,402,897     8.127%     7.500%        284        60
FHLMC         $370,588,813     8.523%     8.000%        285        58
FHLMC         $331,821,744     7.723%     7.000%        291        54
FHLMC       $1,105,665,244     7.528%     7.000%        294        50
FHLMC         $521,147,974     7.133%     6.500%        296        50
US Treasury
US Treasury
US Treasury
US Treasury

1 In cases where the Pooled Certificates receive payment from a specified collateral group, only the characteristics of the group relating to the Pooled Certificates have been used in calculating the above information.

                                                                      Annex 2


                         Pooled Certificate Information

                                                                     Annex 2(a)


                             Prospectus Supplement
                            dated February 23, 1993
                                       to
                       Prospectus dated December 29, 1992
                                  relating to

                     Federal National Mortgage Association
                   Guaranteed Remic Pass-Through Certificates
                         Fannie Mae REMIC Trust 1993-41

Prospectus Supplement
(To Prospectus dated December 29, 1992)

                                  $500,000,000
                     Federal National Mortgage Association

                               [FANNIE MAE LOGO]

                   Guaranteed REMIC Pass-Through Certificates
                         Fannie Mae REMIC Trust 1993-41

    The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1993-41 (the "Trust"). The assets of the Trust will consist of (i) the "regular interests" in a separate trust fund (the "Lower Tier REMIC") and (ii) a non-interest bearing cash deposit of $999.99 (the "Retail Cash Deposit") to be applied as described herein. The assets of the Lower Tier REMIC will consist of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "MBS"), each of which will represent a beneficial interest in a pool (the "Pool") of first lien, single-family, fixed-rate residential mortgage loans (the "Mortgage Loans") having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae and offered by Fannie Mae pursuant to its Prospectus for Guaranteed Mortgage Pass-Through Certificates (the "MBS Prospectus"), available as described herein, and its Prospectus for Guaranteed REMIC Pass-Through Certificates (the "REMIC Prospectus"), accompanying this Prospectus Supplement.

    Prospective investors in the LL Certificates should consider carefully, as should prospective investors in any Class of Certificates, whether such an investment is appropriate for their investment objectives. See "Description of the Certificates-The Retail Certificates" herein.

    Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates-Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates-Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

                                                 (Cover continued on next page)

                                ---------------

THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE
     UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE AN
 OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OTHER THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS
                     OF THE SECURITIES ACT OF 1933 AND ARE
                  "EXEMPTED  SECURITIES" WITHIN THE MEANING OF
                      THE SECURITIES EXCHANGE ACT OF 1934.


           Original
           Principal    Principal  Interest   Interest  Final Distribution
Class      Balance       Type(1)     Rate     Type(1)        Date

PA       $25,550,000      PAC       5.00%       FIX       December 2004
PB        25,451,000      PAC       5.25        FIX       May 2010
PC        20,354,000      PAC       5.00        FIX       May 2013
PD        24,055,000      PAC       5.75        FIX       January 2016
PE        38,378,000      PAC       5.75        FIX       April 2019
PG        40,116,000      PAC       6.20        FIX       October 2021
PH        26,779,000      PAC       6.00        FIX       March 2023
N            (2)          NTL       7.00      FIX/IO      March 2023
A         26,010,355      PAC       5.75        FIX       February 2019
B         12,331,000      PAC       7.00        FIX       August 2019
C         43,398,000      PAC       7.00        FIX       March 2021
D         34,155,000      PAC       7.00        FIX       April 2022
E          9,319,000      PAC       7.00        FIX       March 2023
LL        20,000,000      PAC       6.80      FIX/RTL     March 2023
G            (2)          NTL       7.00%     FIX/IO      April 2019
H            (2)          NTL       7.00      FIX/IO      March 2023
J        $15,032,250      SCH       6.00        FIX       March 2023
F         15,848,395      CPT       (3)         FLT       March 2023
S            (2)          NTL       (3)       INV/IO      March 2023
FC        29,803,900      SCH       (3)         FLT       November 2022
SC        12,773,100      SCH       (3)         INV       November 2022
L          5,615,000      SCH       7.00        FIX       January 2023
M          9,786,000      SCH       7.00        FIX       March 2023
FA        40,162,000      SUP       (3)         FLT       March 2023
SA        12,609,000      SUP       (3)         INV       March 2023
SB         7,472,000      SUP       (3)         INV       March 2023
R              1,000      SCH       7.00        FIX       March 2023
RL             1,000      SCH       7.00        FIX       March 2023


(1) See "Description of the Certificates-Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates-Distributions of Interest" and "-Distributions of Principal" herein.

(2) The N, G, H and S Classes will be Notional Classes, will have no principal balances and will bear interest on their notional principal balances (initially, $2,295,342, $30,626,928, $6,114,914 and $15,848,395, respectively), as described herein under "Description of the Certificates-General-Notional Classes."

(3) These Classes will bear interest based on "LIBOR," as described under "Description of the Certificates-Distributions of Interest" herein and "Description of the Certificates-Indices Applicable to Floating Rate and Inverse Floating Rate Classes" in the REMIC Prospectus.

    The Certificates will be offered by Shearson Lehman Brothers Inc., including Lehman Government Securities Inc. (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

    The Certificates will be offered by the Dealer, subject to receipt and acceptance by it and subject to its right to reject any order in whole or in part. It is expected that the Certificates, except for the LL, R and RL Classes, will be available through the book-entry system of the Federal Reserve Banks on or about March 26, 1993 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, New York, New York, on or about the Settlement Date. It is expected that the LL Class will be available for delivery through the book-entry facilities of The Depository Trust Company on or about such date.

                                ---------------

                                LEHMAN BROTHERS

February 23, 1993

(Cover continued from previous page)

    THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS ASSOCIATED WITH SUCH CERTIFICATES.

    The yield to investors in each Class will be sensitive in varying degrees to the rate of principal payments of the Mortgage Loans, the characteristics of the Mortgage Loans actually included in the Pool, the purchase price paid for the related Class and, in the case of any Floating Rate and Inverse Floating Rate Classes, the level of the applicable Index (as defined herein). Accordingly, investors should consider the following risks:

  o The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

  o Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

  o In the case of any Certificates purchased at a discount to their principal amounts, a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

  o In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

  o In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

  o The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the applicable Index, particularly if the interest rate thereon fluctuates as a multiple of such Index.

See "Description of the Certificates-Yield Considerations" herein.

    In addition, investors should purchase Certificates only after considering the following:

  o The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates- Weighted Average Lives of the Certificates" herein and "Description of the Certificates-Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

  o The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Description of the Certificates-Reinvestment Risk" in the REMIC Prospectus.

  o Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

    The LL Certificates (the "Retail Certificates") may not be an appropriate investment for all prospective investors. The Retail Certificates would not be an appropriate investment for any investor requiring a particular distribution of principal on a specific date or an otherwise predictable stream of principal distributions. Any investor who purchases a Retail Certificate at a premium (or a discount) should consider the risk that relatively early (or late) principal distributions following issuance of the Certificates could result in an actual yield that is lower than such investor's anticipated yield. In addition, although the Dealer intends to make a secondary market in Retail Certificates, it has no obligation to do so, and any such market making may be discontinued at any time. Finally, there can be no assurance that the price at which an investor may be able to sell a Retail Certificate will be the same as the price at which such investor purchased such Certificate. See "Description of the Certificates-The Retail Certificates" herein.

    The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

    These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus or the MBS Prospectus. Any representation to the contrary is a criminal offense.

    This Prospectus Supplement does not contain complete information about the Certificates. Investors should purchase Certificates only after reading this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus dated January 1, 1993 and the Fannie Mae Information Statement dated February 16, 1993 and any supplements thereto (the "Information Statement"). The MBS Prospectus and the Information Statement are incorporated herein by reference and may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-2N, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents may also be obtained from the Dealer by writing or calling its Registration Department at 250 West Street, 3rd Floor, New York, New York 10013 (telephone 212-464-6929).

                                 TABLE CONTENTS


                                                    Page
                                                    ----
Description of the   Certificates                   S- 4
  General                                           S- 4
     Structure                                      S- 4
     MBS Distributions                              S- 4
     Fannie Mae Guaranty                            S- 4
     Characteristics of Certificates                S- 4
     Notional Classes                               S- 5
     Components                                     S- 6
     Authorized Denominations                       S- 6
     Distribution Dates                             S- 6
     Calculation of Distributions                   S- 6
     Record Date                                    S- 6
     REMIC Trust Factors                            S- 6
     Optional Termination                           S- 6
  The Retail Certificates                           S- 7
     General                                        S- 7
     Method of Distribution                         S- 7
     Retail Interest Distributions                  S- 7
     Retail Principal Distributions                 S- 7
     Certain Principal Distribution Considerations  S- 8
     Investment Determination                       S-11
  The MBS                                           S-12
  Distributions of Interest                         S-12
     Categories of Classes                          S-12
     General                                        S-12
     Interest Accrual Periods                       S-13
     Floating Rate and Inverse Floating
         Rate Classes                               S-13
  Calculation of LIBOR                              S-13
  Distributions of Principal                        S-14
     Categories of Classes                          S-14
     Principal Distribution Amount                  S-14
  Structuring Assumptions                           S-15
     Pricing Assumptions                            S-15
     PSA Assumptions                                S-15
  Principal Balance Schedules                       S-17
  Characteristics of the R and RL Classes           S-32
  Yield Considerations                              S-32
     General                                        S-32
     The Interest Only Classes                      S-33
     The Inverse Floating Rate Classes              S-33
  Weighted Average Lives of the Certificates        S-35
  Decrement Tables                                  S-36
Certain Additional Federal Income
  Tax Consequences                                  S-40
  REMIC Elections and Special Tax
     Attributes                                     S-40
  Taxation of Beneficial Owners of
     Regular Certificates                           S-40
  Taxation of Beneficial Owners of
     Residual Certificates                          S-40
Plan of Distribution                                S-41
     General                                        S-41
     Increase in Certificates                       S-41
Legal Matters                                       S-41

                        DESCRIPTION OF THE CERTIFICATES

    The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the REMIC Prospectus, the MBS Prospectus and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the respective meanings assigned to such terms in the REMIC Prospectus (including the Glossary contained therein), the MBS Prospectus or the Trust Agreement (as the context may require).

General

    Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of March 1, 1993 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as Trustee, and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

    The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

    The assets of the Trust will consist of the Lower Tier Regular Interests, and the Certificates, other than the RL Class, will evidence the entire beneficial ownership interest in the distributions of principal and interest on the Lower Tier Regular Interests.

    The assets of the Lower Tier REMIC will consist of the MBS, and the Lower Tier Regular Interests and the RL Class (collectively, the "Lower Tier Interests") will in the aggregate evidence the entire beneficial ownership interest in the distributions of principal and interest on the MBS.

    MBS Distributions. The MBS will provide that principal and interest on the underlying Mortgage Loans will be passed through monthly, commencing on the 25th day of the month following the month of the initial issuance of the MBS (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day).

    Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the MBS Account. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates-Fannie Mae's Guaranty" in the REMIC Prospectus and "Description of Certificates-The Corporation's Guaranty" in the MBS Prospectus.

    Characteristics of Certificates. The Certificates, other than the LL, R and RL Certificates, will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. The LL Certificates will be represented by one certificate to be registered at all times in the name of the nominee of the Depository (as defined herein), which Depository will maintain the LL Certificates through its book-entry facilities. When used herein, the terms "Holders" and "Certificateholders" refer to (i) such entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts such Certificates (other than the LL, R or RL Certificates) have been deposited and (ii) the nominee of the Depository, in the case of the LL Certificates. A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates-Denominations, Book-Entry Form" in the REMIC Prospectus.

    The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to an R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R and RL Certificates will be transferable and exchangeable, if applicable, at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any exchange or registration of transfer of the R and RL Certificates and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

    Distributions on the R and RL Classes will be made by check mailed by the Paying Agent to the address of each person entitled thereto as it appears on the Certificate Register maintained by the Certificate Registrar (initially State Street) not later than each Distribution Date; provided, however, that the final distribution to the Holders of the R and RL Classes of the proceeds of any remaining assets of the Trust and the Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of the respective Certificates at the office of the Paying Agent. The Paying Agent initially will be State Street.

    Notional Classes. The N, G, H and S Classes will be Notional Classes. A Notional Class will have no principal balance and will bear interest at the per annum interest rate set forth on the cover or described herein during each Interest Accrual Period on the related notional principal balance. The notional principal balance of each Notional Class will be equal to the indicated percentage of the outstanding principal balance of the following Classes immediately prior to the related Distribution Date:

                                                          Percentage of
                                                          Principal Balance
Class                                                     of Specified Class
-----                                                     ------------------
N                                                    8.5714285714% of PH Class
G                                                  28.5714285714%  of PA Class
                                                            25.00% of PB Class
                                                    28.5714285714% of PC Class
                                                    17.8571428571% of PD Class
                                                    17.8571428571% of PE Class
H                                                   11.4285714286% of PG Class
                                                     5.7142857143% of PH Class
S                                                              100% of F Class

    The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the MBS or the underlying Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to any such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balance of any Notional Class.

    Components. For purposes of calculating payments of principal, the F Class is comprised of multiple payment components having the designations and original principal balances set forth below:

                                                        Original Principal
Designation                                                  Balance
-----------                                             ------------------
F1 Component                                               $10,837,645
F2 Component                                                 5,010,750

Components are not separately transferable from the related Class of Certificates.

    Authorized Denominations. The Certificates, other than the LL, R and RL Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. The LL Certificates will be issued in minimum denominations of $1,000 and integral multiples thereof; and the R and RL Certificates will each be issued as a single certificate in a denomination of $1,000.

    Distribution Dates. Distributions on the Certificates will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day), commencing in the month following the Settlement Date.

    Calculation of Distributions. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Classes, if any) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one month periods set forth herein under "Distributions of Interest-Interest Accrual Periods." Principal on the Certificates will be distributed on each Distribution Date in an amount equal to the sum of the aggregate distributions of principal concurrently made on the MBS and any interest accrued and added on such Distribution Date to the principal balances of the Accrual Classes, if any. See "Distributions of Principal" herein.

    Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

    REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which (i) in the case of each such Class other than the Retail Certificates, when multiplied by the original principal balance of a Certificate of such Class, will equal the amount of principal remaining to be distributed with respect to such Certificate and (ii) in the case of the Retail Certificates, when multiplied by the aggregate original principal balance of such Class, will equal the aggregate amount of principal remaining to be distributed with respect to such Class, in each case after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balances of any Accrual Certificates on such Distribution Date. As a result, the factor for the Retail Certificates will reflect the reduction in aggregate principal balance of such Class taken as a whole, and will not reflect the reduction in principal balance of the Retail Certificates owned by any particular investor. For purposes of determining the factor for the Retail Certificates, any rounding of the distribution of principal thereof will be disregarded.

    Optional Termination. Consistent with its policy described under "Description of Certificates-Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Trust or the Lower Tier REMIC through the exercise of its right to repurchase the Mortgage Loans underlying any MBS unless only one Mortgage Loan remains in the related Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

The Retail Certificates

   General

    The LL Certificates will be Retail Certificates. The Retail Certificates will be represented by one certificate to be registered at all times in the name of the nominee of The Depository Trust Company, a New York-chartered limited purpose trust company, or any successor depository selected or approved by Fannie Mae (the "Depository"). The Depository will maintain the Retail Certificates in integral multiples of $1,000 through its book-entry facilities. In accordance with its normal procedures, the Depository will record the positions held by each Depository participating firm (each, a "Depository Participant") in the Retail Certificates, whether held for its own account or as a nominee for another person. State Street will act as paying agent for, and perform certain administrative functions with respect to, the Retail Certificates.

    No person acquiring a beneficial ownership interest in the Retail Certificates (a "beneficial owner" or an "investor") will be entitled to receive a physical certificate representing such ownership interest. An investor's interest in a Retail Certificate will be recorded, in integral multiples of $1,000, on the records of the brokerage firm, bank, thrift institution or other financial intermediary (a "financial intermediary") that maintains such investor's account for such purpose. In turn, the financial intermediary's record ownership of such Certificate will be recorded, in integral multiples of $1,000, on the records of the Depository (or of a Depository Participant that acts as agent for the financial intermediary if such intermediary is not a Depository Participant). Therefore, the investor must rely on the foregoing arrangements to evidence its interest in the Retail Certificates. Beneficial ownership of Retail Certificates may be transferred only by compliance with the procedures of an investor's financial intermediary and of Depository Participants. In general, beneficial ownership of Retail Certificates will be subject to the rules, regulations and procedures governing the Depository and Depository Participants as in effect from time to time.

  Method of Distribution

    Each distribution of principal and interest on the Retail Certificates will be distributed by State Street to the Depository in immediately available funds. The Depository will be responsible for crediting the amount of such distributions to the accounts of the Depository Participants entitled thereto, in accordance with the Depository's normal procedures, which currently provide for distributions in next-day funds settled through the New York Clearing House. Each Depository Participant and each financial intermediary will be responsible for disbursing such distributions to the beneficial owners of the Retail Certificates that it represents.

  Retail Interest Distributions

    Interest to be distributed on the Retail Certificates on each Distribution Date will consist of one month's interest at the per annum rate of 6.80% on the outstanding principal balance of such Certificates immediately prior to such Distribution Date. For further discussion, see "Distributions of Interest" herein.

  Retail Principal Distributions

    General. Distributions of principal of the Retail Certificates on any Distribution Date (collectively, a "Retail Principal Distribution") will be made, in each case in integral multiples of $1,000, in accordance with the priorities and limitations set forth herein. On each Distribution Date, the Depository will determine the portion of the Retail Principal Distribution, if any, to be made on Retail Certificates held for the account of each Depository Participant. Each Depository Participant and each financial intermediary will in turn determine the portion of the Retail Principal Distribution to be made on the Retail Certificates held for the account of each investor that it represents.

Rounding of Retail Principal Distributions. On each Distribution Date on which amounts are available for the distribution of principal of the Retail Certificates (as described under "Distributions of Principal" herein), the amount of such distribution will be rounded, as necessary, to an amount equal to an integral multiple of $1,000. Such rounding will be accomplished on the first Distribution Date on which a Retail Principal Distribution is made by withdrawing from the Retail Cash Deposit the amount of funds, if any, needed to round the amount otherwise allocable as principal of the Retail Certificates to the next higher integral multiple of $1,000. On each succeeding Distribution Date on which a Retail Principal Distribution is to be made, the aggregate amount allocable to the Retail Certificates will be applied first to repay any funds withdrawn from the Retail Cash Deposit on the preceding Distribution Date, and then the remainder of such allocable amount, if any, will be similarly rounded upward and applied as a Retail Principal Distribution. This procedure will continue on succeeding Distribution Dates until the principal balance of the Class of Retail Certificates has been reduced to zero. Thus, the Retail Principal Distribution on any Distribution Date may be slightly more or less than would be the case in the absence of such rounding procedures, but such difference will in no event exceed $999.99 on any Distribution Date. The aggregate of all Retail Principal Distributions made through any Distribution Date will in no event be less than would have been the case in the absence of such rounding procedures.

Retail Principal Distribution by Random Lot. On each Distribution Date on which a Retail Principal Distribution is to be made, the Retail Certificates in respect of which distributions of principal are to be made (in integral multiples of $1,000) will be determined in accordance with the then applicable random lot procedures of the Depository and the established procedures of the Depository Participants and financial intermediaries. Accordingly, a Depository Participant or financial intermediary may elect to allot such Retail Principal Distribution to the accounts of some investors (which could include such Depository Participant or financial intermediary) without allotting such distributions to the accounts of other investors.

Tax Information. Information allowing beneficial owners of the Retail Certificates to calculate properly the taxable income attributable to the Retail Certificates will be made available by Fannie Mae to Depository Participants and financial intermediaries as required by federal income tax law. Financial intermediaries, in turn, will be obligated to supply such information to individuals and other beneficial owners who are not "exempt recipients." Beneficial owners should be aware, however, that generally such information need not be furnished before March 15 of any calendar year following a calendar year in which income accrues on a Retail Certificate. Prospective investors in the Retail Certificates also should be aware that beneficial owners of Retail Certificates should treat any premium and any market discount with respect to such Certificates in the same manner as beneficial owners of other "regular interests" in a REMIC. See "Certain Federal Income Tax Consequences-Taxation of Beneficial Owners of Regular Certificates" in the REMIC Prospectus. Because the Retail Certificates will not receive payments of principal on a pro rata basis, however, a payment in full of a Retail Certificate may be treated as a prepayment for purposes of the premium and market discount rules. Additional tax consequences affecting beneficial owners of Retail Certificates are discussed under "Certain Additional Federal Income Tax Consequences" herein and "Certain Federal Income Tax Consequences-Taxation of Beneficial Owners of Regular Certificates" in the REMIC Prospectus.

  Certain Principal Distribution Considerations

    Because the rate of Retail Principal Distributions is dependent upon the rate of principal distributions (including prepayments) on the Mortgage Loans, no assurance can be given as to the Distribution Date on which the Retail Certificates will begin to receive principal distributions, as to the rate at which such distributions will continue thereafter or as to the date on which the principal balance of all the Retail Certificates will be distributed in full. In addition, it is possible that certain investors in the Retail Certificates may not receive Retail Principal Distributions until the Final Distribution Date for such Class. Any investor who purchases a Retail Certificate at a premium (or a discount) should consider the risk that relatively early (or late) principal distributions following issuance of the Certificates could result in an actual yield that is lower than such investor's anticipated yield. See "Distributions of Principal" and "Weighted Average Lives of the Certificates" herein.

    As described under "Distributions of Principal" herein, the amount of principal allocated on each Distribution Date to the Retail Certificates primarily will depend on the sufficiency of the Principal Distribution Amount (as defined herein) to reduce the principal balances of those Classes of Certificates that have higher principal payment priorities than the Retail Certificates to their respective Planned or Scheduled Principal Balances, as set forth in the Principal Balance Schedules herein, or to zero, as the case may be. As a result, the amount of principal distributable on the Retail Certificates on any Distribution Date will be very sensitive to the level of prepayments of the Mortgage Loans.

    The following table shows the amounts that would be available for distributions of principal of the Retail Certificates during the periods indicated at various constant percentages of PSA (as defined under "Structuring Assumptions-PSA Assumptions" herein), based on the allocations of principal described under "Distributions of Principal" herein. The amounts shown have been calculated on the basis of the Pricing Assumptions (as defined herein), except with respect to the information set forth under 0% PSA where it has been assumed that the Mortgage Loans have the coupon and original and remaining term to maturity specified under "Decrement Tables" and on the assumption that principal distributions on the Retail Certificates are not rounded to integral multiples of $1,000 and are made on the 25th day of each month in which such distributions are required to be made. Because of the distribution priorities and allocations described above and because investors in the Retail Certificates will receive principal distributions in integral multiples of $1,000, there is no assurance that any investor will receive a distribution of principal on any particular Distribution Date.

                    Aggregate Retail Principal Distributions
                        (for illustrative purposes only)
                             (Amounts in thousands)


                                                PSA Prepayment Assumption
Twelve Consecutive             -----------------------------------------------------------
 Months Through                50%     65%      95%      175%      225%      450%     500%
------------------             ---     ---      ---      ----      ----      ----     ----
March 1994                     $ 0     $ 0      $ 0      $  0      $  0      $  0     $  0
March 1995                       0       0        0         0         0         0        0
March 1996                       0       0        0         0         0         0        0
March 1997                       0       0        0         0         0         0        0
March 1998                       0       0        0         0         0       274   12,289
March 1999                       0       0        0         0         0    10,404    7,711
March 2000                       0       0        0         0         0     4,445        0
March 2001                       0       0        0         0         0       549        0
March 2002                       0       0        0         0         0         0        0
March 2003                       0       0        0         0         0         0        0
March 2004                       0       0        0         0         0         0        0
March 2005                       0       0        0         0         0         0        0
March 2006                       0       0        0         0         0         0        0
March 2007                       0       0        0         0         0       376        0
March 2008                       0       0        0         0         0     1,164        0
March 2009                       0       0        0         0         0       829        0
March 2010                       0       0        0         0         0       589        0
March 2011                       0   1,959    3,368     3,368     3,368       417        0
March 2012                       0   4,429    3,021     3,021     3,021       295        0
March 2013                   4,101   2,562    2,562     2,562     2,562       207        0
March 2014                   7,018   2,168    2,168     2,168     2,168       145        0
March 2015                   1,831   1,831    1,831     1,831     1,831       101        0
March 2016                   1,542   1,542    1,542     1,542     1,542        70        0
March 2017                   1,295   1,295    1,295     1,295     1,295        48        0
March 2018                   1,084   1,084    1,084     1,084     1,084        33        0
March 2019                     903     903      903       903       903        22        0
March 2020                     750     750      750       750       750        14        0
March 2021                     619     619      619       619       619         9        0
March 2022                     508     508      508       508       508         6        0
March 2023                     350     350      350       350       350         3        0
                          -------- -------  -------   -------   -------   -------  -------
Total Principal Payments* $ 20,000 $20,000  $20,000   $20,000   $20,000   $20,000  $20,000
                          ======== =======  =======   =======   =======   =======  =======

----------

* Total principal payments may not equal the sums of the respective columns due to rounding.

    There can be no assurance that the Mortgage Loans will have the assumed characteristics or will prepay at any of the constant rates shown in the table or at any other particular rate, or that the amounts available for distribution of principal of the Retail Certificates will correspond to any of the amounts shown herein. The rates of Retail Principal Distributions will be directly related to the actual amortization and prepayments of the Mortgage Loans, which will likely include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed. As a result, the amounts available for distribution of principal of the Retail Certificates are likely to differ from those shown in the table above even if all the Mortgage Loans prepay at the indicated constant percentages of PSA. In particular, the diverse remaining terms to maturity of the Mortgage Loans could produce lower yields than those produced by Mortgage Loans having the assumed characteristics. In addition, it is not likely that the Mortgage Loans will prepay at a constant level of PSA until maturity or that all of such Mortgage Loans will prepay at the same rate. The timing of changes in the rate of prepayments may significantly affect the actual amounts available for distribution of principal to an investor (and the resulting yield to maturity), even if the average rate of principal prepayments is consistent with an investor's expectation. In general, the earlier the payment of principal of the Mortgage Loans, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate slower (or faster) than the rate anticipated by the investor during the period immediately following the issuance of the Retail Certificates will not be equally offset by a subsequent like increase (or decrease) in the rate of principal prepayments. Investors must make their own decisions as to the appropriate prepayment assumption to be used in deciding whether to purchase the Retail Certificates.

    The weighted average lives of the Retail Certificates shown in the table referenced under "Decrement Tables" herein apply to such Class taken as a whole; as a result of the distribution priorities and allocations described above, the weighted average lives of the Retail Certificates beneficially owned by individual investors may vary significantly from the weighted average life of the Class as a whole. Although distributions of principal and interest on the Retail Certificates are guaranteed by Fannie Mae as described herein, Fannie Mae can give no assurance as to any particular principal distribution scenario, as to any particular weighted average life for the Retail Certificates or as to the date or dates on which any particular investor will receive distributions of principal. In addition, there is no assurance that procedures of the financial intermediaries or the Depository will not change. Investors in the Retail Certificates should understand, as should investors in the other Classes of Certificates, that they are assuming all risks and benefits associated with the rate of principal distributions on such Certificates, whether such rate is rapid or slow, and with variations in such rate from time to time. Investors in the Retail Certificates should also consider the fact, described under "Distributions of Interest" herein, that the effective yields to Holders of the Retail Certificates will be lower than the yields otherwise produced because interest distributable with respect to an Interest Accrual Period will not be distributed until the 25th day following the end of such Interest Accrual Period and will not bear interest during such delay.

Investment Determination

    The Retail Certificates may not be an appropriate investment for all prospective investors. The Retail Certificates, like the other Classes of Certificates, would not be an appropriate investment for any investor requiring a particular distribution of principal on a specific date or an otherwise predictable stream of principal distributions. There is no assurance that any investor in the Retail Certificates will receive a principal distribution (in integral multiples of $1,000) on any particular Distribution Date. Any investor who purchases a Retail Certificate at a premium (or a discount) should consider the risk that relatively early (or late) principal distributions following issuance of the Certificates could result in an actual yield that is lower than such investor's anticipated yield. In addition, although the Dealer intends to make a secondary market in the Retail Certificates, it has no obligation to do so, and any such market making may be discontinued at any time. There is no assurance that such a secondary market will develop, that any such market will continue or that information on any such secondary market will be as readily available as information regarding certain other types of investments. The price of the Retail Certificates in any such secondary market will be affected by various factors, and the volatility of such price may differ from that evidenced by certain other types of investments. Finally, there can be no assurance that the price at which an investor may be able to sell a Retail Certificate will be the same as the purchase price at which such investor purchased such Certificate.

The MBS

    The MBS underlying the Certificates will have the aggregate unpaid principal balance and Pass-Through Rate set forth below and the general characteristics described in the MBS Prospectus. The Mortgage Loans will be conventional Level Payment Mortgage Loans secured by a first mortgage or deed of trust on a one- to four-family ("single-family") residential property and having an original maturity of up to 30 years, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The characteristics of the MBS and Mortgage Loans as of March 1, 1993 (the "Issue Date") are expected to be as follows:


MBS

Aggregate Unpaid Principal Balance.                          $500,000,000
Pass-Through Rate                                                7.00%

Mortgage Loans

Range of WACs (per annum percentages)                       7.25% to 9.50%
Range of WAMs                                          180 months to 360 months
Approximate Weighted Average WAM                             358 months
Approximate Weighted Average CAGE                             2 months

    Following the issuance of the Certificates, Fannie Mae will prepare a Final Data Statement setting forth the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying each MBS, along with the weighted average of all the current or original WACs and the weighted average of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying the MBS as of the Issue Date. The Final Data Statement will not accompany this Prospectus Supplement but will be made available by Fannie Mae. To request the Final Data Statement, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

    Categories of Classes

    For the purpose of payments of interest, the Classes will be categorized as follows:

Interest Type*                  Classes
--------------                  -------
Fixed Rate                      All Classes except F, S, FC, SC, FA, SA and SB
Floating Rate                   F, FC and FA
Inverse Floating Rate           S, SC, SA and SB
Interest Only                   N, G, H and S

----------

* See "Description of the Certificates-Class Definitions and Abbreviations" in the REMIC Prospectus.

    General. The interest-bearing Certificates will bear interest at the respective per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to any Accrual Classes) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

    Interest Accrual Periods. Interest to be distributed or added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one-month periods set forth below (each, an "Interest Accrual Period").


            Classes                                Interest Accrual Period
            -------                                -----------------------
F, S, FC, SC, FA, SA and SB (collectively,   One month period beginning on the 25th
    the "No Delay Classes")                  day of the month preceding the month of
                                             the Distribution Date and ending on the
                                             24th day of the month of the Distribution
                                             Date

All other Classes (collectively, the "Delay  Calendar month preceding the month in
   Classes")                                 which the Distribution Date occurs

See "Yield Considerations" herein.

    Floating Rate and Inverse Floating Rate Classes. Each of the following Classes will bear interest during its initial Interest Accrual Period at the Initial Interest Rate set forth below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable Maximum and Minimum Interest Rates, at the rate determined as described below:

          Initial    Maximum      Minimum          Formula for
         Interest    Interest     Interest         Calculation of
Class      Rate       Rate         Rate             Interest Rate
-----    --------    ---------    --------      -----------------------
F        3.62500%    10.00000%      0.50%       LIBOR + 50 basis points
S        6.37500%     9.50000%      0.00%       9.5% - LIBOR
FA       4.12500%    10.50000%      1.00%       LIBOR + 100 basis points
SA      13.93518%    23.88888%      0.00%       23.88888% - (3.1851851  LIBOR)
SB      10.75000%    10.75000%      0.00%       51.0625% - (5.375  LIBOR)
FC       4.12500%    10.00000%      1.00%       LIBOR + 100 basis points
SC      13.70833%    21.00000%      0.00%       21.0% - (2.33333333  LIBOR)

    The yields with respect to such Classes will be affected by changes in the applicable index as set forth in the table above (each, an "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of an Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of an Index.

    Each Index value will be established as described herein by Fannie Mae two business days prior to the commencement of the related Interest Accrual Period. The establishment of each Index value by Fannie Mae and Fannie Mae's determination of the rate of interest for the applicable Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

    On each LIBOR Determination Date, until the principal balances of the F, S, FA, SA, SB, FC and SC Classes (the "LIBOR Classes") have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC Prospectus under "Description of the Certificates-Indices Applicable to Floating Rate and Inverse Floating Rate Classes-LIBOR."

    If on the initial LIBOR Determination Date, Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be 3.125%.

Distributions of Principal

Categories of Classes

    For the purpose of payments of principal, the Classes will be categorized as follows:

Principal Type*                                        Classes
---------------                                        -------
PAC I                                         PA, PB, PC, PD, PE, PG and PH
PAC II                                        A, B, C, D, E, EA and LL
Scheduled                                     J, FC, SC, L, M, R and RL
Notional                                      N, G, H and S
Support                                       FA, SA and SB
Component                                     F

----------

* See "Description of the Certificates-Class Definitions and Abbreviations" in the REMIC Prospectus.

Principal Distribution Amount

    Principal will be distributed monthly on the Certificates in an amount (the "Principal Distribution Amount") equal to the aggregate distributions of principal concurrently made on the MBS.

    On each Distribution Date, the Principal Distribution Amount will be distributed as principal of the Classes in the following order of priority:

    (i) sequentially, to the PAC I Classes, in alphabetical order,    | PAC I
until the principal balances thereof are reduced to their respective  | Classes
Planned Balances for such Distribution Date;                          |


    (ii) to the PAC II Classes and the F1 Component, in the order     |
and proportions set forth in the following table, until the principal |
balances thereof are reduced to their respective Planned Balances for |
such Distribution Date:                                               |
                                                                      |
                                Allocated to                          |
      ------------------------------------------------------------    |
      Class listed in the                                             |
      Preceding column       EA Class   F1 Component    LL Class      |
      -------------------   ---------   --------------  --------      |
A     70.5882408815%             0%     29.4117591185%     0%         |PAC II
B          100%                  0%           0%           0%         |Classes
C          100%                  0%           0%           0%         |and
D          100%                  0%           0%           0%         |Component
E     27.1540546054%      14.5691890789%      0%     58.2767563157%   |

    (iii) to the Scheduled Classes and the F2 Component, in the order          |
and proportions set forth in the following table, until the principal          |
balances thereof are reduced to their respective Scheduled Balances            |
for such Distribution Date:                                                    |
                                                                               |
                                                                               |
                                                                               |
                                                                               |
                                 Allocated to                                  |
      ------------------------------------------------------------------------ |
      Class listed in the                                                      |
      preceding column     F2 Component  SC Class  R Class      RL Class       | Scheduled
      -------------------  ------------  --------  -------       --------      | Classes
                                                                               | and
J            75%               25%          0%         0%            0%        | Component
FC           70%                0%         30%         0%            0%        |
L       99.9643938046%          0%          0%    0.0178030977%  0.0178030977% |
M           100%                0%          0%         0%            0%        |


    (iv) concurrently, to the FA, SA and SB Classes, in proportion to |
their original principal balances (or 66.6666666667%, 20.9302325581%  | Support
and 12.4031007752%, respectively), until the principal balances       | Classes
thereof are reduced to zero;                                          |

     (v) to the Scheduled Classes and the F2 Component, in the order          |
and proportions set forth in the following table, without regard to           |
the Scheduled Balances and until the respective principal balances            |
thereof are reduced to zero:                                                  |
                                                                              |
                                                                              |
                                                                              |
                                                                              |
                            Allocated to                                      | Scheduled
   -------------------------------------------------------------------------  | Classes
   Class listed in the                                                        | and
   preceding column     F2 Component   SC Class    R Class     RL Class       | Component
   -------------------  ------------   -------- -------------  -------------  |
                                                                              |
FC         70%               0%           30%        0%              0%       |
L    99.9643938046%          0%            0%   0.0178030977%  0.0178030977%  |
M         100%               0%            0%        0%              0%       |
J          75%              25%            0%        0%              0%       |

    (vi) to the PAC II Classes and the F1 Component, in the order and |PAC II
proportions set forth in clause (ii) above, without regard to the     |Classes
Planned Balances and until the respective principal balances thereof  |and
are reduced to zero; and                                              |Component

    (vii) sequentially, to the PAC I Classes, in alphabetical order,  |PAC I
without regard to the Planned Balances and until the respective       |Classes
principal balances thereof are reduced to zero.                       |


Structuring Assumptions

    Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumptions (the "Pricing Assumptions"):

 o each Mortgage Loan bears interest at a rate of 7.70% per annum and has an original term to maturity of 360 months, a CAGE of 2 months and a remaining term to maturity of 358 months;

 o the Mortgage Loans prepay at the constant percentages of PSA specified in the related table;

 o  the closing date for the sale of the Certificates is the Settlement Date;
    and

 o the first Distribution Date for the Certificates occurs in the month following the Settlement Date.

    PSA Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Public Securities Association's standard prepayment model ("PSA"). To assume a specified rate of PSA (for example, 175% PSA) is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates-Prepayment Considerations and Risks" in the REMIC Prospectus. There is no assurance that prepayments will occur at any PSA rate or at any other constant rate.

    The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the Mortgage Loans prepay at the approximate constant levels set forth in the following table.

        Principal Balance        Related Classes
        Schedule References      and Components            PSA Levels
        -------------------      ---------------        ----------------
        Planned Balances         PAC I                  Between 65% and 450%
        Planned Balances         PAC II and F1          Between 95% and 225%
        Scheduled Balances       J and F2               Between 112% and 200%
        Scheduled Balances       FC, SC, L, M, R and RL Between 150% and 200%

    There is no assurance that the principal balances of the Classes or Components listed above will conform on any Distribution Date to the applicable balances specified for such Distribution Date in the Principal Balance Schedules below, or that distributions of principal on the related Classes or Components will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal available for distribution on any Distribution Date over the amount necessary to reduce the principal balances of the applicable Classes or Components to their respective scheduled balances will be distributed, the ability to so reduce the principal balances of such Classes or Components will not be enhanced by the averaging of high and low principal payments. In addition, even if prepayments remain within the ranges specified above, the principal available for distribution may be insufficient to reduce the applicable Classes and Components to such respective balances, if prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the Mortgage Loans (which may include recently originated Mortgage Loans), the Classes or Components specified above may not be reduced to their respective scheduled amounts, even if prepayments occur at a constant level within the ranges specified above.

                          Principal Balance Schedules

                   PA Class         B Class         PC Class       PD Class
Distribution       Planned          Planned         Planned        Planned
  Date             Balance          Balance         Balance        Balance
------------       -------          -------         -------        --------
Initial
   Balance      $25,550,000.00  $25,451,000.00  $20,354,000.00  $24,055,000.00
April 1993       25,025,752.00   25,451,000.00   20,354,000.00   24,055,000.00
May 1993         24,445,178.00   25,451,000.00   20,354,000.00   24,055,000.00
June 1993        23,808,382.00   25,451,000.00   20,354,000.00   24,055,000.00
July 1993        23,115,492.00   25,451,000.00   20,354,000.00   24,055,000.00
August 1993      22,366,651.00   25,451,000.00   20,354,000.00   24,055,000.00
September 1993   21,562,023.00   25,451,000.00   20,354,000.00   24,055,000.00
October 1993     20,701,792.00   25,451,000.00   20,354,000.00   24,055,000.00
November 1993    19,786,158.00   25,451,000.00   20,354,000.00   24,055,000.00
December 1993    18,815,342.00   25,451,000.00   20,354,000.00   24,055,000.00
January 1994     17,789,584.00   25,451,000.00   20,354,000.00   24,055,000.00
February 1994    16,709,141.00   25,451,000.00   20,354,000.00   24,055,000.00
March 1994       15,574,289.00   25,451,000.00   20,354,000.00   24,055,000.00
April 1994       14,385,325.00   25,451,000.00   20,354,000.00   24,055,000.00
May 1994         13,142,561.00   25,451,000.00   20,354,000.00   24,055,000.00
June 1994        11,846,330.00   25,451,000.00   20,354,000.00   24,055,000.00
July 1994        10,496,980.00   25,451,000.00   20,354,000.00   24,055,000.00
August 1994       9,094,881.00   25,451,000.00   20,354,000.00   24,055,000.00
September 1994    7,640,417.00   25,451,000.00   20,354,000.00   24,055,000.00
October 1994      6,133,991.00   25,451,000.00   20,354,000.00   24,055,000.00
November 1994     4,576,026.00   25,451,000.00   20,354,000.00   24,055,000.00
December 1994     2,966,958.00   25,451,000.00   20,354,000.00   24,055,000.00
January 1995      1,307,242.00   25,451,000.00   20,354,000.00   24,055,000.00
February 1995             0.00   25,048,352.00   20,354,000.00   24,055,000.00
March 1995                0.00   23,288,775.00   20,354,000.00   24,055,000.00
April 1995                0.00   21,480,016.00   20,354,000.00   24,055,000.00
May 1995                  0.00   19,622,597.00   20,354,000.00   24,055,000.00
June 1995                 0.00   17,717,054.00   20,354,000.00   24,055,000.00
July 1995                 0.00   15,763,942.00   20,354,000.00   24,055,000.00
August 1995               0.00   13,816,033.00   20,354,000.00   24,055,000.00
September 1995            0.00   11,873,307.00   20,354,000.00   24,055,000.00
October 1995              0.00    9,935,741.00   20,354,000.00   24,055,000.00
November 1995             0.00    8,003,317.00   20,354,000.00   24,055,000.00
December 1995             0.00    6,076,011.00   20,354,000.00   24,055,000.00
January 1996              0.00    4,153,804.00   20,354,000.00   24,055,000.00
February 1996             0.00    2,236,675.00   20,354,000.00   24,055,000.00
March 1996                0.00      324,602.00   20,354,000.00   24,055,000.00
April 1996                0.00            0.00   18,771,566.00   24,055,000.00
May 1996                  0.00            0.00   16,869,546.00   24,055,000.00
June 1996                 0.00            0.00   14,972,520.00   24,055,000.00
July 1996                 0.00            0.00   13,080,469.00   24,055,000.00
August 1996               0.00            0.00   11,193,372.00   24,055,000.00
September 1996            0.00            0.00    9,311,208.00   24,055,000.00
October 1996              0.00            0.00    7,433,957.00   24,055,000.00
November 1996             0.00            0.00    5,561,599.00   24,055,000.00
December 1996             0.00            0.00    3,694,114.00   24,055,000.00
January 1997              0.00            0.00    1,831,481.00   24,055,000.00
February 1997             0.00            0.00            0.00   24,028,680.00
March 1997                0.00            0.00            0.00   22,175,691.00
April 1997                0.00            0.00            0.00   20,327,494.00
May 1997                  0.00            0.00            0.00   18,484,070.00
June 1997                 0.00            0.00            0.00   16,645,397.00



                  PE Class        PG Class        PH Class        A Class
Distribution      Planned         Planned         Planned          Planned
  Date            Balance         Balance         Balance          Balance
------------      --------        --------        --------         -------
Initial
   Balance      $38,378,000.00  $40,116,000.00  $26,779,000.00   $26,010,355.00
April 1993       38,378,000.00   40,116,000.00   26,779,000.00    25,957,475.94
May 1993         38,378,000.00   40,116,000.00   26,779,000.00    25,886,669.58
June 1993        38,378,000.00   40,116,000.00   26,779,000.00    25,798,233.10
July 1993        38,378,000.00   40,116,000.00   26,779,000.00    25,692,220.15
August 1993      38,378,000.00   40,116,000.00   26,779,000.00    25,568,700.61
September 1993   38,378,000.00   40,116,000.00   26,779,000.00    25,427,757.07
October 1993     38,378,000.00   40,116,000.00   26,779,000.00    25,269,488.35
November 1993    38,378,000.00   40,116,000.00   26,779,000.00    25,094,005.99
December 1993    38,378,000.00   40,116,000.00   26,779,000.00    24,901,438.44
January 1994     38,378,000.00   40,116,000.00   26,779,000.00    24,691,926.90
February 1994    38,378,000.00   40,116,000.00   26,779,000.00    24,465,627.35
March 1994       38,378,000.00   40,116,000.00   26,779,000.00    24,222,709.92
April 1994       38,378,000.00   40,116,000.00   26,779,000.00    23,963,358.84
May 1994         38,378,000.00   40,116,000.00   26,779,000.00    23,687,773.17
June 1994        38,378,000.00   40,116,000.00   26,779,000.00    23,396,163.26
July 1994        38,378,000.00   40,116,000.00   26,779,000.00    23,088,756.42
August 1994      38,378,000.00   40,116,000.00   26,779,000.00    22,765,791.21
September 1994   38,378,000.00   40,116,000.00   26,779,000.00    22,427,520.36
October 1994     38,378,000.00   40,116,000.00   26,779,000.00    22,074,208.57
November 1994    38,378,000.00   40,116,000.00   26,779,000.00    21,706,134.66
December 1994    38,378,000.00   40,116,000.00   26,779,000.00    21,323,588.75
January 1995     38,378,000.00   40,116,000.00   26,779,000.00    20,926,874.36
February 1995    38,378,000.00   40,116,000.00   26,779,000.00    20,516,306.33
March 1995       38,378,000.00   40,116,000.00   26,779,000.00    20,092,211.47
April 1995       38,378,000.00   40,116,000.00   26,779,000.00    19,654,927.91
May 1995         38,378,000.00   40,116,000.00   26,779,000.00    19,204,805.76
June 1995        38,378,000.00   40,116,000.00   26,779,000.00    18,742,204.31
July 1995        38,378,000.00   40,116,000.00   26,779,000.00    18,267,494.86
August 1995      38,378,000.00   40,116,000.00   26,779,000.00    17,797,730.11
September 1995   38,378,000.00   40,116,000.00   26,779,000.00    17,332,883.25
October 1995     38,378,000.00   40,116,000.00   26,779,000.00    16,872,925.34
November 1995    38,378,000.00   40,116,000.00   26,779,000.00    16,417,830.24
December 1995    38,378,000.00   40,116,000.00   26,779,000.00    15,967,569.73
January 1996     38,378,000.00   40,116,000.00   26,779,000.00    15,522,116.99
February 1996    38,378,000.00   40,116,000.00   26,779,000.00    15,081,445.19
March 1996       38,378,000.00   40,116,000.00   26,779,000.00    14,645,528.22
April 1996       38,378,000.00   40,116,000.00   26,779,000.00    14,214,337.83
May 1996         38,378,000.00   40,116,000.00   26,779,000.00    13,787,848.62
June 1996        38,378,000.00   40,116,000.00   26,779,000.00    13,366,033.76
July 1996        38,378,000.00   40,116,000.00   26,779,000.00    12,948,867.85
August 1996      38,378,000.00   40,116,000.00   26,779,000.00    12,536,324.05
September 1996   38,378,000.00   40,116,000.00   26,779,000.00    12,128,376.96
October 1996     38,378,000.00   40,116,000.00   26,779,000.00    11,725,000.46
November 1996    38,378,000.00   40,116,000.00   26,779,000.00    11,326,169.84
December 1996    38,378,000.00   40,116,000.00   26,779,000.00    10,931,859.69
January 1997     38,378,000.00   40,116,000.00   26,779,000.00    10,542,043.89
February 1997    38,378,000.00   40,116,000.00   26,779,000.00    10,156,697.75
March 1997       38,378,000.00   40,116,000.00   26,779,000.00     9,775,796.54
April 1997       38,378,000.00   40,116,000.00   26,779,000.00     9,399,315.57
May 1997         38,378,000.00   40,116,000.00   26,779,000.00     9,027,230.13
June 1997        38,378,000.00   40,116,000.00   26,779,000.00     8,659,515.51


                PA Class    B Class    PC Class       PD Class         PE Class        PG Class        PH Class        A Class
Distribution    Planned     Planned    Planned        Planned          Planned         Planned         Planned          Planned
  Date          Balance     Balance    Balance        Balance          Balance         Balance         Balance          Balance
------------    -------     -------    -------        --------         --------        --------        --------         -------
July 1997       $  0.00     $  0.00    $  0.00     $14,811,456.00   $38,378,000.00  $40,116,000.00  $26,779,000.00  $8,296,147.72
August 1997        0.00        0.00       0.00      12,982,228.00    38,378,000.00   40,116,000.00   26,779,000.00   7,937,102.04
September 1997     0.00        0.00       0.00      11,157,693.00    38,378,000.00   40,116,000.00   26,779,000.00   7,582,355.19
October 1997       0.00        0.00       0.00       9,337,830.00    38,378,000.00   40,116,000.00   26,779,000.00   7,231,883.16
November 1997      0.00        0.00       0.00       7,522,620.00    38,378,000.00   40,116,000.00   26,779,000.00   6,885,661.96
December 1997      0.00        0.00       0.00       5,712,044.00    38,378,000.00   40,116,000.00   26,779,000.00   6,543,668.28
January 1998       0.00        0.00       0.00       3,906,082.00    38,378,000.00   40,116,000.00   26,779,000.00   6,205,878.14
February 1998      0.00        0.00       0.00       2,104,714.00    38,378,000.00   40,116,000.00   26,779,000.00   5,872,268.94
March 1998         0.00        0.00       0.00         307,921.00    38,378,000.00   40,116,000.00   26,779,000.00   5,542,817.38
April 1998         0.00        0.00       0.00               0.00    36,893,684.00   40,116,000.00   26,779,000.00   5,217,500.18
May 1998           0.00        0.00       0.00               0.00    35,105,983.00   40,116,000.00   26,779,000.00   4,896,294.03
June 1998          0.00        0.00       0.00               0.00    33,322,799.00   40,116,000.00   26,779,000.00   4,579,177.77
July 1998          0.00        0.00       0.00               0.00    31,544,111.80   40,116,000.00   26,779,000.00   4,266,127.40
August 1998        0.00        0.00       0.00               0.00    29,769,903.40   40,116,000.00   26,779,000.00   3,957,121.02
September 1998     0.00        0.00       0.00               0.00    28,000,154.30   40,116,000.00   26,779,000.00   3,652,136.05
October 1998       0.00        0.00       0.00               0.00    26,234,845.20   40,116,000.00   26,779,000.00   3,351,150.62
November 1998      0.00        0.00       0.00               0.00    24,473,957.10   40,116,000.00   26,779,000.00   3,054,142.83
December 1998      0.00        0.00       0.00               0.00    22,717,470.90   40,116,000.00   26,779,000.00   2,761,090.81
January 1999       0.00        0.00       0.00               0.00    20,965,367.80   40,116,000.00   26,779,000.00   2,471,971.96
February 1999      0.00        0.00       0.00               0.00    19,217,628.80   40,116,000.00   26,779,000.00   2,186,765.82
March 1999         0.00        0.00       0.00               0.00    17,474,235.00   40,116,000.00   26,779,000.00   1,905,450.50
April 1999         0.00        0.00       0.00               0.00    15,735,167.60   40,116,000.00   26,779,000.00   1,628,004.13
May 1999           0.00        0.00       0.00               0.00    14,000,407.90   40,116,000.00   26,779,000.00   1,354,406.22
June 1999          0.00        0.00       0.00               0.00    12,269,937.10   40,116,000.00   26,779,000.00   1,084,634.91
July 1999          0.00        0.00       0.00               0.00    10,543,736.40   40,116,000.00   26,779,000.00     818,670.42
August 1999        0.00        0.00       0.00               0.00     8,821,787.40   40,116,000.00   26,779,000.00     556,490.87
September 1999     0.00        0.00       0.00               0.00     7,104,071.40   40,116,000.00   26,779,000.00     298,075.79
October 1999       0.00        0.00       0.00               0.00     5,390,569.90   40,116,000.00   26,779,000.00      43,405.42
November 1999      0.00        0.00       0.00               0.00     3,681,264.40   40,116,000.00   26,779,000.00           0.00
December 1999      0.00        0.00       0.00               0.00     1,976,136.50   40,116,000.00   26,779,000.00           0.00
January 2000       0.00        0.00       0.00               0.00       275,167.70   40,116,000.00   26,779,000.00           0.00
February 2000      0.00        0.00       0.00               0.00             0.00   38,694,339.80   26,779,000.00           0.00
March 2000         0.00        0.00       0.00               0.00             0.00   37,001,634.30   26,779,000.00           0.00
April 2000         0.00        0.00       0.00               0.00             0.00   35,313,033.20   26,779,000.00           0.00
May 2000           0.00        0.00       0.00               0.00             0.00   33,628,518.10   26,779,000.00           0.00
June 2000          0.00        0.00       0.00               0.00             0.00   31,948,071.00   26,779,000.00           0.00
July 2000          0.00        0.00       0.00               0.00             0.00   30,271,673.60   26,779,000.00           0.00
August 2000        0.00        0.00       0.00               0.00             0.00   28,599,308.00   26,779,000.00           0.00
September 2000     0.00        0.00       0.00               0.00             0.00   26,930,956.10   26,779,000.00           0.00
October 2000       0.00        0.00       0.00               0.00             0.00   25,266,599.90   26,779,000.00           0.00
November 2000      0.00        0.00       0.00               0.00             0.00   23,644,861.20   26,779,000.00           0.00
December 2000      0.00        0.00       0.00               0.00             0.00   22,066,717.30   26,779,000.00           0.00
January 2001       0.00        0.00       0.00               0.00             0.00   20,531,007.80   26,779,000.00           0.00
February 2001      0.00        0.00       0.00               0.00             0.00   19,036,603.20   26,779,000.00           0.00
March 2001         0.00        0.00       0.00               0.00             0.00   17,582,403.90   26,779,000.00           0.00
April 2001         0.00        0.00       0.00               0.00             0.00   16,167,339.30   26,779,000.00           0.00
May 2001           0.00        0.00       0.00               0.00             0.00   14,790,367.00   26,779,000.00           0.00
June 2001          0.00        0.00       0.00               0.00             0.00   13,450,472.30   26,779,000.00           0.00
July 2001          0.00        0.00       0.00               0.00             0.00   12,146,667.30   26,779,000.00           0.00
August 2001        0.00        0.00       0.00               0.00             0.00   10,877,990.20   26,779,000.00           0.00
September 2001     0.00        0.00       0.00               0.00             0.00    9,643,504.60   26,779,000.00           0.00
October 2001       0.00        0.00       0.00               0.00             0.00    8,442,299.00   26,779,000.00           0.00


                PA Class    B Class    PC Class    PD Class     PE Class        PG Class        PH Class       A Class
Distribution    Planned     Planned    Planned     Planned      Planned         Planned         Planned        Planned
  Date          Balance     Balance    Balance     Balance      Balance         Balance         Balance        Balance
------------    -------     -------    -------     --------     --------        --------        --------       -------
November 2001  $   0.00     $  0.00    $  0.00     $   0.00     $   0.00     $7,273,485.80   $26,779,000.00    $  0.00
December 2001      0.00        0.00       0.00         0.00         0.00      6,136,201.00    26,779,000.00       0.00
January 2002       0.00        0.00       0.00         0.00         0.00      5,029,603.70    26,779,000.00       0.00
February 2002      0.00        0.00       0.00         0.00         0.00      3,952,874.80    26,779,000.00       0.00
March 2002         0.00        0.00       0.00         0.00         0.00      2,905,217.20    26,779,000.00       0.00
April 2002         0.00        0.00       0.00         0.00         0.00      1,885,854.80    26,779,000.00       0.00
May 2002           0.00        0.00       0.00         0.00         0.00        894,032.20    26,779,000.00       0.00
June 2002          0.00        0.00       0.00         0.00         0.00              0.00    26,708,013.80       0.00
July 2002          0.00        0.00       0.00         0.00         0.00              0.00    25,769,083.50       0.00
August 2002        0.00        0.00       0.00         0.00         0.00              0.00    24,855,544.30       0.00
September 2002     0.00        0.00       0.00         0.00         0.00              0.00    23,966,717.60       0.00
October 2002       0.00        0.00       0.00         0.00         0.00              0.00    23,101,942.90       0.00
November 2002      0.00        0.00       0.00         0.00         0.00              0.00    22,260,576.90       0.00
December 2002      0.00        0.00       0.00         0.00         0.00              0.00    21,441,993.70       0.00
January 2003       0.00        0.00       0.00         0.00         0.00              0.00    20,645,583.90       0.00
February 2003      0.00        0.00       0.00         0.00         0.00              0.00    19,870,754.10       0.00
March 2003         0.00        0.00       0.00         0.00         0.00              0.00    19,116,926.80       0.00
April 2003         0.00        0.00       0.00         0.00         0.00              0.00    18,383,539.70       0.00
May 2003           0.00        0.00       0.00         0.00         0.00              0.00    17,670,045.70       0.00
June 2003          0.00        0.00       0.00         0.00         0.00              0.00    16,975,911.80       0.00
July 2003          0.00        0.00       0.00         0.00         0.00              0.00    16,300,619.40       0.00
August 2003        0.00        0.00       0.00         0.00         0.00              0.00    15,643,663.80       0.00
September 2003     0.00        0.00       0.00         0.00         0.00              0.00    15,004,553.30       0.00
October 2003       0.00        0.00       0.00         0.00         0.00              0.00    14,382,809.60       0.00
November 2003      0.00        0.00       0.00         0.00         0.00              0.00    13,777,967.00       0.00
December 2003      0.00        0.00       0.00         0.00         0.00              0.00    13,189,572.20       0.00
January 2004       0.00        0.00       0.00         0.00         0.00              0.00    12,617,183.80       0.00
February 2004      0.00        0.00       0.00         0.00         0.00              0.00    12,060,372.40       0.00
March 2004         0.00        0.00       0.00         0.00         0.00              0.00    11,518,719.60       0.00
April 2004         0.00        0.00       0.00         0.00         0.00              0.00    10,991,818.70       0.00
May 2004           0.00        0.00       0.00         0.00         0.00              0.00    10,479,273.20       0.00
June 2004          0.00        0.00       0.00         0.00         0.00              0.00     9,980,697.62       0.00
July 2004          0.00        0.00       0.00         0.00         0.00              0.00     9,495,716.50       0.00
August 2004        0.00        0.00       0.00         0.00         0.00              0.00     9,023,964.42       0.00
September 2004     0.00        0.00       0.00         0.00         0.00              0.00     8,565,085.69       0.00
October 2004       0.00        0.00       0.00         0.00         0.00              0.00     8,118,734.08       0.00
November 2004      0.00        0.00       0.00         0.00         0.00              0.00     7,684,572.59       0.00
December 2004      0.00        0.00       0.00         0.00         0.00              0.00     7,262,273.19       0.00
January 2005       0.00        0.00       0.00         0.00         0.00              0.00     6,851,516.56       0.00
February 2005      0.00        0.00       0.00         0.00         0.00              0.00     6,451,991.93       0.00
March 2005         0.00        0.00       0.00         0.00         0.00              0.00     6,063,396.78       0.00
April 2005         0.00        0.00       0.00         0.00         0.00              0.00     5,685,436.66       0.00
May 2005           0.00        0.00       0.00         0.00         0.00              0.00     5,317,824.96       0.00
June 2005          0.00        0.00       0.00         0.00         0.00              0.00     4,960,282.73       0.00
July 2005          0.00        0.00       0.00         0.00         0.00              0.00     4,612,538.44       0.00
August 2005        0.00        0.00       0.00         0.00         0.00              0.00     4,274,327.82       0.00
September 2005     0.00        0.00       0.00         0.00         0.00              0.00     3,945,393.63       0.00
October 2005       0.00        0.00       0.00         0.00         0.00              0.00     3,625,485.50       0.00
November 2005      0.00        0.00       0.00         0.00         0.00              0.00     3,314,359.76       0.00
December 2005      0.00        0.00       0.00         0.00         0.00              0.00     3,011,779.22       0.00
January 2006       0.00        0.00       0.00         0.00         0.00              0.00     2,717,513.03       0.00
February 2006      0.00        0.00       0.00         0.00         0.00              0.00     2,431,336.52       0.00


                PA Class    B Class    PC Class    PD Class     PE Class        PG Class        PH Class       A Class
Distribution    Planned     Planned    Planned     Planned      Planned         Planned         Planned        Planned
  Date          Balance     Balance    Balance     Balance      Balance         Balance         Balance        Balance
------------    -------     -------    -------     --------     --------        --------        --------       -------
March 2006      $  0.00     $  0.00    $  0.00     $   0.00     $   0.00        $   0.00     $2,153,030.99     $  0.00
April 2006         0.00        0.00       0.00         0.00         0.00            0.00      1,882,383.63        0.00
May 2006           0.00        0.00       0.00         0.00         0.00            0.00      1,619,187.27        0.00
June 2006          0.00        0.00       0.00         0.00         0.00            0.00      1,363,240.30        0.00
July 2006          0.00        0.00       0.00         0.00         0.00            0.00      1,114,346.50        0.00
August 2006        0.00        0.00       0.00         0.00         0.00            0.00        872,314.90        0.00
September 2006     0.00        0.00       0.00         0.00         0.00            0.00        636,959.63        0.00
October 2006       0.00        0.00       0.00         0.00         0.00            0.00        408,099.80        0.00
November 2006      0.00        0.00       0.00         0.00         0.00            0.00        185,559.35        0.00
December 2006 and
   thereafter      0.00        0.00       0.00         0.00         0.00            0.00              0.00        0.00



                         F1               B Class         C Class         D Class         E Class       EA Class        LL Class
Distribution       Component Planned      Planned         Planned         Planned         Planned       Planned         Planned
Date                   Balance            Balance         Balance         Balance         Balance       Balance         Balance
---------------    -----------------      -------         -------         -------         -------        -------        --------
Initial Balance    $10,837,645.00      $12,331,000.00  $43,398,000.00  $34,155,000.00  $9,319,000.00  $5,000,000.00  $20,000,000.00
April 1993          10,815,612.06       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 1993            10,786,109.42       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 1993           10,749,260.90       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 1993           10,705,088.85       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 1993         10,653,622.39       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 1993      10,594,895.93       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 1993        10,528,950.65       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 1993       10,455,833.01       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 1993       10,375,596.56       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 1994        10,288,300.10       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 1994       10,194,008.65       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 1994          10,092,793.08       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 1994           9,984,730.16       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 1994             9,869,902.83       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 1994            9,748,398.74       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 1994            9,620,312.58       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 1994          9,485,743.79       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 1994       9,344,797.64       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 1994         9,197,584.43       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 1994        9,044,220.34       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 1994        8,884,826.25       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 1995         8,719,528.64       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 1995        8,548,458.67       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 1995           8,371,752.53       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 1995           8,189,551.09       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 1995             8,002,000.24       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 1995            7,809,249.69       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 1995            7,611,454.14       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 1995          7,415,718.89       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
 September 1995      7,222,032.75       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 1995         7,030,383.66       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 1995        6,840,760.76       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 1995        6,653,152.27       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 1996         6,467,547.01       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 1996        6,283,933.81       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 1996           6,102,301.78       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 1996           5,922,639.17       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 1996             5,744,935.38       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 1996            5,569,179.24       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 1996            5,395,360.15       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 1996          5,223,466.95       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 1996       5,053,489.04       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 1996         4,885,415.54       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 1996        4,719,236.16       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 1996        4,554,940.31       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 1997         4,392,517.11       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 1997        4,231,956.25       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 1997           4,073,247.46       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 1997           3,916,380.43       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 1997             3,761,344.87       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 1997            3,608,130.49       12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00


                         F1               B Class         C Class         D Class         E Class       EA Class        LL Class
Distribution       Component Planned      Planned         Planned         Planned         Planned       Planned         Planned
Date                   Balance            Balance         Balance         Balance         Balance       Balance         Balance
---------------    -----------------      -------         -------         -------         -------        -------        --------
July 1997          $3,456,727.28       $12,331,000.00  $43,398,000.00  $34,155,000.00  $9,319,000.00  $5,000,000.00  $20,000,000.00
August 1997         3,307,124.96        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 1997      3,159,313.81        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 1997        3,013,283.84        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 1997       2,869,025.04        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 1997       2,726,527.72        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 1998        2,585,781.86        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 1998       2,446,778.06        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 1998          2,309,506.62        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 1998          2,173,957.82        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 1998            2,040,121.97        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 1998           1,907,990.23        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 1998           1,777,552.60        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 1998         1,648,799.98        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 1998      1,521,722.95        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 1998        1,396,312.38        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 1998       1,272,559.17        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 1998       1,150,454.19        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 1999        1,029,988.04        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 1999         911,152.18        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 1999            793,937.50        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 1999            678,334.87        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 1999              564,335.78        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 1999             451,931.09        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 1999             341,112.58        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 1999           231,871.13        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 1999        124,198.21        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 1999           18,085.58        12,331,000.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 1999               0.00        12,036,983.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 1999               0.00        11,686,721.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 2000                0.00        11,341,677.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 2000               0.00        11,001,823.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 2000                  0.00        10,667,130.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 2000                  0.00        10,337,570.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 2000                    0.00        10,013,116.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 2000                   0.00         9,693,739.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 2000                   0.00         9,379,413.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 2000                 0.00         9,070,110.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 2000              0.00         8,765,803.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 2000                0.00         8,466,464.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 2000               0.00         8,133,428.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 2000               0.00         7,765,672.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 2001                0.00         7,364,313.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 2001               0.00         6,930,436.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 2001                  0.00         6,465,097.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 2001                  0.00         5,969,323.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 2001                    0.00         5,444,112.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 2001                   0.00         4,890,436.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 2001                   0.00         4,309,241.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 2001                 0.00         3,701,444.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 2001              0.00         3,067,940.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 2001                0.00         2,409,599.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00


                         F1               B Class         C Class         D Class         E Class       EA Class        LL Class
Distribution       Component Planned      Planned         Planned         Planned         Planned       Planned         Planned
Date                   Balance            Balance         Balance         Balance         Balance       Balance         Balance
---------------    -----------------      -------         -------         -------         -------        -------        --------
November 2001      $       0.00        $1,727,264.00  $43,398,000.00  $34,155,000.00  $9,319,000.00  $5,000,000.00  $20,000,000.00
December 2001              0.00         1,021,759.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 2002               0.00           293,882.00   43,398,000.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 2002              0.00                 0.00   42,942,411.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 2002                 0.00                 0.00   42,172,101.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 2002                 0.00                 0.00   41,381,689.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 2002                   0.00                 0.00   40,571,887.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 2002                  0.00                 0.00   39,743,391.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 2002                  0.00                 0.00   38,896,876.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 2002                0.00                 0.00   38,032,999.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 2002             0.00                 0.00   37,152,398.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 2002               0.00                 0.00   36,255,695.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 2002              0.00                 0.00   35,344,281.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 2002              0.00                 0.00   34,432,372.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 2003               0.00                 0.00   33,520,303.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 2003              0.00                 0.00   32,608,396.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 2003                 0.00                 0.00   31,696,960.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 2003                 0.00                 0.00   30,786,291.90   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 2003                   0.00                 0.00   29,876,678.20   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 2003                  0.00                 0.00   28,968,393.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 2003                  0.00                 0.00   28,061,699.60   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 2003                0.00                 0.00   27,156,850.80   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 2003             0.00                 0.00   26,254,088.80   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 2003               0.00                 0.00   25,353,646.10   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 2003              0.00                 0.00   24,455,745.20   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 2003              0.00                 0.00   23,560,599.50   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 2004               0.00                 0.00   22,668,412.80   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 2004              0.00                 0.00   21,779,380.50   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 2004                 0.00                 0.00   20,893,689.30   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 2004                 0.00                 0.00   20,011,517.50   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 2004                   0.00                 0.00   19,133,035.50   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 2004                  0.00                 0.00   18,258,405.80   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 2004                  0.00                 0.00   17,387,783.40   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 2004                0.00                 0.00   16,521,316.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 2004             0.00                 0.00   15,659,144.30   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 2004               0.00                 0.00   14,801,402.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 2004              0.00                 0.00   13,948,216.20   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 2004              0.00                 0.00   13,099,707.70   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 2005               0.00                 0.00   12,255,991.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 2005              0.00                 0.00   11,417,174.70   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
March 2005                 0.00                 0.00   10,583,361.30   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
April 2005                 0.00                 0.00    9,754,648.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
May 2005                   0.00                 0.00    8,931,126.40   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
June 2005                  0.00                 0.00    8,112,882.80   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
July 2005                  0.00                 0.00    7,299,998.50   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
August 2005                0.00                 0.00    6,492,549.90   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
September 2005             0.00                 0.00    5,690,608.50   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
October 2005               0.00                 0.00    4,894,241.30   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
November 2005              0.00                 0.00    4,103,510.90   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
December 2005              0.00                 0.00    3,318,475.40   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
January 2006               0.00                 0.00    2,539,189.00   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00
February 2006              0.00                 0.00    1,765,701.80   34,155,000.00   9,319,000.00   5,000,000.00   20,000,000.00


                         F1               B Class      C Class         D Class         E Class       EA Class        LL Class
Distribution       Component Planned      Planned      Planned         Planned         Planned       Planned         Planned
Date                   Balance            Balance      Balance         Balance         Balance       Balance         Balance
---------------    -----------------      -------      -------         -------         -------       -------        --------
March 2006         $       0.00           $  0.00     $998,059.90   $34,155,000.00  $9,319,000.00   $5,000,000.00  $20,000,000.00
April 2006                 0.00              0.00      236,305.90    34,155,000.00   9,319,000.00    5,000,000.00   20,000,000.00
May 2006                   0.00              0.00            0.00    33,635,478.50   9,319,000.00    5,000,000.00   20,000,000.00
June 2006                  0.00              0.00            0.00    32,885,613.20   9,319,000.00    5,000,000.00   20,000,000.00
July 2006                  0.00              0.00            0.00    32,141,741.90   9,319,000.00    5,000,000.00   20,000,000.00
August 2006                0.00              0.00            0.00    31,403,893.50   9,319,000.00    5,000,000.00   20,000,000.00
September 2006             0.00              0.00            0.00    30,672,093.50   9,319,000.00    5,000,000.00   20,000,000.00
October 2006               0.00              0.00            0.00    29,946,364.70   9,319,000.00    5,000,000.00   20,000,000.00
November 2006              0.00              0.00            0.00    29,226,726.70   9,319,000.00    5,000,000.00   20,000,000.00
December 2006              0.00              0.00            0.00    28,482,363.30   9,319,000.00    5,000,000.00   20,000,000.00
January 2007               0.00              0.00            0.00    27,564,543.80   9,319,000.00    5,000,000.00   20,000,000.00
February 2007              0.00              0.00            0.00    26,658,676.90   9,319,000.00    5,000,000.00   20,000,000.00
March 2007                 0.00              0.00            0.00    25,764,613.70   9,319,000.00    5,000,000.00   20,000,000.00
April 2007                 0.00              0.00            0.00    24,882,207.10   9,319,000.00    5,000,000.00   20,000,000.00
May 2007                   0.00              0.00            0.00    24,011,312.00   9,319,000.00    5,000,000.00   20,000,000.00
June 2007                  0.00              0.00            0.00    23,151,784.80   9,319,000.00    5,000,000.00   20,000,000.00
July 2007                  0.00              0.00            0.00    22,303,484.00   9,319,000.00    5,000,000.00   20,000,000.00
August 2007                0.00              0.00            0.00    21,466,269.50   9,319,000.00    5,000,000.00   20,000,000.00
September 2007             0.00              0.00            0.00    20,640,003.00   9,319,000.00    5,000,000.00   20,000,000.00
October 2007               0.00              0.00            0.00    19,824,548.10   9,319,000.00    5,000,000.00   20,000,000.00
November 2007              0.00              0.00            0.00    19,019,769.70   9,319,000.00    5,000,000.00   20,000,000.00
December 2007              0.00              0.00            0.00    18,225,534.70   9,319,000.00    5,000,000.00   20,000,000.00
January 2008               0.00              0.00            0.00    17,441,711.30   9,319,000.00    5,000,000.00   20,000,000.00
February 2008              0.00              0.00            0.00    16,668,169.70   9,319,000.00    5,000,000.00   20,000,000.00
March 2008                 0.00              0.00            0.00    15,904,781.40   9,319,000.00    5,000,000.00   20,000,000.00
April 2008                 0.00              0.00            0.00    15,151,419.50   9,319,000.00    5,000,000.00   20,000,000.00
May 2008                   0.00              0.00            0.00    14,407,958.70   9,319,000.00    5,000,000.00   20,000,000.00
June 2008                  0.00              0.00            0.00    13,674,275.30   9,319,000.00    5,000,000.00   20,000,000.00
July 2008                  0.00              0.00            0.00    12,950,246.90   9,319,000.00    5,000,000.00   20,000,000.00
August 2008                0.00              0.00            0.00    12,235,753.00   9,319,000.00    5,000,000.00   20,000,000.00
September 2008             0.00              0.00            0.00    11,530,674.00   9,319,000.00    5,000,000.00   20,000,000.00
October 2008               0.00              0.00            0.00    10,834,892.40   9,319,000.00    5,000,000.00   20,000,000.00
November 2008              0.00              0.00            0.00    10,148,291.50   9,319,000.00    5,000,000.00   20,000,000.00
December 2008              0.00              0.00            0.00     9,470,756.60   9,319,000.00    5,000,000.00   20,000,000.00
January 2009               0.00              0.00            0.00     8,802,174.10   9,319,000.00    5,000,000.00   20,000,000.00
February 2009              0.00              0.00            0.00     8,142,431.80   9,319,000.00    5,000,000.00   20,000,000.00
March 2009                 0.00              0.00            0.00     7,491,418.80   9,319,000.00    5,000,000.00   20,000,000.00
April 2009                 0.00              0.00            0.00     6,849,025.90   9,319,000.00    5,000,000.00   20,000,000.00
May 2009                   0.00              0.00            0.00     6,215,144.90   9,319,000.00    5,000,000.00   20,000,000.00
June 2009                  0.00              0.00            0.00     5,589,669.10   9,319,000.00    5,000,000.00   20,000,000.00
July 2009                  0.00              0.00            0.00     4,972,492.90   9,319,000.00    5,000,000.00   20,000,000.00
August 2009                0.00              0.00            0.00     4,363,512.30   9,319,000.00    5,000,000.00   20,000,000.00
September 2009             0.00              0.00            0.00     3,762,624.30   9,319,000.00    5,000,000.00   20,000,000.00
October 2009               0.00              0.00            0.00     3,169,727.30   9,319,000.00    5,000,000.00   20,000,000.00
November 2009              0.00              0.00            0.00     2,584,721.00   9,319,000.00    5,000,000.00   20,000,000.00
December 2009              0.00              0.00            0.00     2,007,506.20   9,319,000.00    5,000,000.00   20,000,000.00
January 2010               0.00              0.00            0.00     1,437,985.00   9,319,000.00    5,000,000.00   20,000,000.00
February 2010              0.00              0.00            0.00       876,060.60   9,319,000.00    5,000,000.00   20,000,000.00
March 2010                 0.00              0.00            0.00       321,637.50   9,319,000.00    5,000,000.00   20,000,000.00
April 2010                 0.00              0.00            0.00             0.00   9,257,800.55    4,967,164.15   19,868,656.60
May 2010                   0.00              0.00            0.00             0.00   9,111,249.44    4,888,533.87   19,554,135.49
June 2010                  0.00              0.00            0.00             0.00   8,966,659.30    4,810,955.74   19,243,822.96


                         F1               B Class      C Class         D Class         E Class       EA Class        LL Class
Distribution       Component Planned      Planned      Planned         Planned         Planned       Planned         Planned
Date                   Balance            Balance      Balance         Balance         Balance       Balance         Balance
---------------    -----------------      -------      -------         -------         -------       -------        --------
July 2010            $    0.00            $  0.00      $  0.00         $  0.00      $8,824,005.45  $4,734,416.49  $18,937,665.96
August 2010               0.00               0.00         0.00            0.00       8,683,263.46   4,658,903.03   18,635,612.11
September 2010            0.00               0.00         0.00            0.00       8,544,409.28   4,584,402.44   18,337,609.78
October 2010              0.00               0.00         0.00            0.00       8,407,419.08   4,510,901.96   18,043,607.86
November 2010             0.00               0.00         0.00            0.00       8,272,269.39   4,438,388.98   17,753,555.93
December 2010             0.00               0.00         0.00            0.00       8,138,936.95   4,366,851.03   17,467,404.12
January 2011              0.00               0.00         0.00            0.00       8,007,398.88   4,296,275.82   17,185,103.30
February 2011             0.00               0.00         0.00            0.00       7,877,632.50   4,226,651.20   16,906,604.80
March 2011                0.00               0.00         0.00            0.00       7,749,615.47   4,157,965.17   16,631,860.66
April 2011                0.00               0.00         0.00            0.00       7,623,325.66   4,090,205.85   16,360,823.39
May 2011                  0.00               0.00         0.00            0.00       7,498,741.25   4,023,361.55   16,093,446.20
June 2011                 0.00               0.00         0.00            0.00       7,375,840.70   3,957,420.70   15,829,682.80
July 2011                 0.00               0.00         0.00            0.00       7,254,602.74   3,892,371.89   15,569,487.57
August 2011               0.00               0.00         0.00            0.00       7,135,006.29   3,828,203.82   15,312,815.29
September 2011            0.00               0.00         0.00            0.00       7,017,030.64   3,764,905.37   15,059,621.49
October 2011              0.00               0.00         0.00            0.00       6,900,655.20   3,702,465.50   14,809,862.00
November 2011             0.00               0.00         0.00            0.00       6,785,859.78   3,640,873.36   14,563,493.46
December 2011             0.00               0.00         0.00            0.00       6,672,624.33   3,580,118.21   14,320,472.86
January 2012              0.00               0.00         0.00            0.00       6,560,929.11   3,520,189.46   14,080,757.83
February 2012             0.00               0.00         0.00            0.00       6,450,754.58   3,461,076.60   13,844,306.42
March 2012                0.00               0.00         0.00            0.00       6,342,081.44   3,402,769.31   13,611,077.25
April 2012                0.00               0.00         0.00            0.00       6,234,890.68   3,345,257.36   13,381,029.46
May 2012                  0.00               0.00         0.00            0.00       6,129,163.46   3,288,530.67   13,154,122.67
June 2012                 0.00               0.00         0.00            0.00       6,024,881.19   3,232,579.24   12,930,316.97
July 2012                 0.00               0.00         0.00            0.00       5,922,025.57   3,177,393.27   12,709,573.06
August 2012               0.00               0.00         0.00            0.00       5,820,578.45   3,122,963.01   12,491,852.04
September 2012            0.00               0.00         0.00            0.00       5,720,521.93   3,069,278.85   12,277,115.42
October 2012              0.00               0.00         0.00            0.00       5,621,838.31   3,016,331.32   12,065,325.27
November 2012             0.00               0.00         0.00            0.00       5,524,510.14   2,964,111.03   11,856,444.13
December 2012             0.00               0.00         0.00            0.00       5,428,520.20   2,912,608.76   11,650,435.04
January 2013              0.00               0.00         0.00            0.00       5,333,851.42   2,861,815.34   11,447,261.34
February 2013             0.00               0.00         0.00            0.00       5,240,486.99   2,811,721.74   11,246,886.97
March 2013                0.00               0.00         0.00            0.00       5,148,410.30   2,762,319.08   11,049,276.32
April 2013                0.00               0.00         0.00            0.00       5,057,604.91   2,713,598.52   10,854,394.07
May 2013                  0.00               0.00         0.00            0.00       4,968,054.65   2,665,551.37   10,662,205.48
June 2013                 0.00               0.00         0.00            0.00       4,879,743.47   2,618,169.04   10,472,676.19
July 2013                 0.00               0.00         0.00            0.00       4,792,655.58   2,571,443.07   10,285,772.25
August 2013               0.00               0.00         0.00            0.00       4,706,775.37   2,525,365.05   10,101,460.18
September 2013            0.00               0.00         0.00            0.00       4,622,087.41   2,479,926.72    9,919,706.87
October 2013              0.00               0.00         0.00            0.00       4,538,576.48   2,435,119.90    9,740,479.62
November 2013             0.00               0.00         0.00            0.00       4,456,227.49   2,390,936.52    9,563,746.09
December 2013             0.00               0.00         0.00            0.00       4,375,025.62   2,347,368.62    9,389,474.46
January 2014              0.00               0.00         0.00            0.00       4,294,956.22   2,304,408.32    9,217,633.26
February 2014             0.00               0.00         0.00            0.00       4,216,004.72   2,262,047.82    9,048,191.26
March 2014                0.00               0.00         0.00            0.00       4,138,156.87   2,220,279.47    8,881,117.86
April 2014                0.00               0.00         0.00            0.00       4,061,398.49   2,179,095.66    8,716,382.65
May 2014                  0.00               0.00         0.00            0.00       3,985,715.64   2,138,488.91    8,553,955.65
June 2014                 0.00               0.00         0.00            0.00       3,911,094.53   2,098,451.83    8,393,807.34
July 2014                 0.00               0.00         0.00            0.00       3,837,521.54   2,058,977.11    8,235,908.45
August 2014               0.00               0.00         0.00            0.00       3,764,983.20   2,020,057.52    8,080,230.08
September 2014            0.00               0.00         0.00            0.00       3,693,466.24   1,981,685.93    7,926,743.73
October 2014              0.00               0.00         0.00            0.00       3,622,957.54   1,943,855.31    7,775,421.25


                         F1               B Class      C Class         D Class       E Class        EA Class        LL Class
Distribution       Component Planned      Planned      Planned         Planned       Planned        Planned         Planned
Date                   Balance            Balance      Balance         Balance       Balance        Balance         Balance
---------------    -----------------      -------      -------         -------       -------        -------        --------
November 2014       $   0.00              $  0.00      $  0.00         $  0.00    $3,553,444.13   $1,906,558.71  $7,626,234.86
December 2014           0.00                 0.00         0.00            0.00     3,484,913.25    1,869,789.27   7,479,157.08
January 2015            0.00                 0.00         0.00            0.00     3,417,352.22    1,833,540.19   7,334,160.79
February 2015           0.00                 0.00         0.00            0.00     3,350,748.56    1,797,804.79   7,191,219.15
March 2015              0.00                 0.00         0.00            0.00     3,285,089.95    1,762,576.43   7,050,305.72
April 2015              0.00                 0.00         0.00            0.00     3,220,364.24    1,727,848.61   6,911,394.45
May 2015                0.00                 0.00         0.00            0.00     3,156,559.35    1,693,614.85   6,774,459.40
June 2015               0.00                 0.00         0.00            0.00     3,093,663.48    1,659,868.80   6,639,475.22
July 2015               0.00                 0.00         0.00            0.00     3,031,664.82    1,626,604.16   6,506,416.62
August 2015             0.00                 0.00         0.00            0.00     2,970,551.85    1,593,814.71   6,375,258.84
September 2015          0.00                 0.00         0.00            0.00     2,910,313.11    1,561,494.32   6,245,977.27
October 2015            0.00                 0.00         0.00            0.00     2,850,937.30    1,529,636.92   6,118,547.68
November 2015           0.00                 0.00         0.00            0.00     2,792,413.27    1,498,236.55   5,992,946.18
December 2015           0.00                 0.00         0.00            0.00     2,734,730.00    1,467,287.26   5,869,149.04
January 2016            0.00                 0.00         0.00            0.00     2,677,876.59    1,436,783.23   5,747,132.92
February 2016           0.00                 0.00         0.00            0.00     2,621,842.32    1,406,718.70   5,626,874.81
March 2016              0.00                 0.00         0.00            0.00     2,566,616.57    1,377,087.98   5,508,351.90
April 2016              0.00                 0.00         0.00            0.00     2,512,188.86    1,347,885.43   5,391,541.71
May 2016                0.00                 0.00         0.00            0.00     2,458,548.84    1,319,105.50   5,276,422.01
June 2016               0.00                 0.00         0.00            0.00     2,405,686.28    1,290,742.72   5,162,970.88
July 2016               0.00                 0.00         0.00            0.00     2,353,591.09    1,262,791.66   5,051,166.64
August 2016             0.00                 0.00         0.00            0.00     2,302,253.31    1,235,246.98   4,940,987.90
September 2016          0.00                 0.00         0.00            0.00     2,251,663.09    1,208,103.38   4,832,413.54
October 2016            0.00                 0.00         0.00            0.00     2,201,810.70    1,181,355.67   4,725,422.68
November 2016           0.00                 0.00         0.00            0.00     2,152,686.54    1,154,998.68   4,619,994.72
December 2016           0.00                 0.00         0.00            0.00     2,104,281.13    1,129,027.33   4,516,109.32
January 2017            0.00                 0.00         0.00            0.00     2,056,585.11    1,103,436.59   4,413,746.36
February 2017           0.00                 0.00         0.00            0.00     2,009,589.24    1,078,221.50   4,312,886.01
March 2017              0.00                 0.00         0.00            0.00     1,963,284.37    1,053,377.17   4,213,508.67
April 2017              0.00                 0.00         0.00            0.00     1,917,661.48    1,028,898.75   4,115,594.99
May 2017                0.00                 0.00         0.00            0.00     1,872,711.69    1,004,781.46   4,019,125.85
June 2017               0.00                 0.00         0.00            0.00     1,828,426.18      981,020.59   3,924,082.37
July 2017               0.00                 0.00         0.00            0.00     1,784,796.27      957,611.48   3,830,445.92
August 2017             0.00                 0.00         0.00            0.00     1,741,813.40      934,549.52   3,738,198.08
September 2017          0.00                 0.00         0.00            0.00     1,699,469.08      911,830.17   3,647,320.69
October 2017            0.00                 0.00         0.00            0.00     1,657,754.94      889,448.95   3,557,795.79
November 2017           0.00                 0.00         0.00            0.00     1,616,662.75      867,401.41   3,469,605.65
December 2017           0.00                 0.00         0.00            0.00     1,576,184.33      845,683.19   3,382,732.77
January 2018            0.00                 0.00         0.00            0.00     1,536,311.64      824,289.96   3,297,159.85
February 2018           0.00                 0.00         0.00            0.00     1,497,036.71      803,217.46   3,212,869.84
March 2018              0.00                 0.00         0.00            0.00     1,458,351.68      782,461.47   3,129,845.88
April 2018              0.00                 0.00         0.00            0.00     1,420,248.82      762,017.83   3,048,071.30
May 2018                0.00                 0.00         0.00            0.00     1,382,720.46      741,882.42   2,967,529.69
June 2018               0.00                 0.00         0.00            0.00     1,345,759.03      722,051.20   2,888,204.80
July 2018               0.00                 0.00         0.00            0.00     1,309,357.06      702,520.15   2,810,080.60
August 2018             0.00                 0.00         0.00            0.00     1,273,507.18      683,285.32   2,733,141.27
September 2018          0.00                 0.00         0.00            0.00     1,238,202.10      664,342.80   2,657,371.18
October 2018            0.00                 0.00         0.00            0.00     1,203,434.64      645,688.72   2,582,754.88
November 2018           0.00                 0.00         0.00            0.00     1,169,197.68      627,319.29   2,509,277.14
December 2018           0.00                 0.00         0.00            0.00     1,135,484.23      609,230.72   2,436,922.91
January 2019            0.00                 0.00         0.00            0.00     1,102,287.34      591,419.33   2,365,677.31
February 2019           0.00                 0.00         0.00            0.00     1,069,600.19      573,881.42   2,295,525.69


                         F1               B Class      C Class         D Class       E Class        EA Class       LL Class
Distribution       Component Planned      Planned      Planned         Planned       Planned        Planned        Planned
Date                   Balance            Balance      Balance         Balance       Balance        Balance        Balance
---------------    -----------------      -------      -------         -------       -------        -------       --------
March 2019          $    0.00             $  0.00      $  0.00         $  0.00    $1,037,416.03   $556,613.38   $2,226,453.53
April 2019               0.00                0.00         0.00            0.00     1,005,728.17    539,611.63    2,158,446.54
May 2019                 0.00                0.00         0.00            0.00       974,530.04    522,872.64    2,091,490.58
June 2019                0.00                0.00         0.00            0.00       943,815.13    506,392.93    2,025,571.70
July 2019                0.00                0.00         0.00            0.00       913,577.04    490,169.03    1,960,676.12
August 2019              0.00                0.00         0.00            0.00       883,809.41    474,197.56    1,896,790.23
September 2019           0.00                0.00         0.00            0.00       854,505.99    458,475.15    1,833,900.60
October 2019             0.00                0.00         0.00            0.00       825,660.59    442,998.49    1,771,993.97
November 2019            0.00                0.00         0.00            0.00       797,267.11    427,764.31    1,711,057.23
December 2019            0.00                0.00         0.00            0.00       769,319.54    412,769.36    1,651,077.44
January 2020             0.00                0.00         0.00            0.00       741,811.90    398,010.47    1,592,041.85
February 2020            0.00                0.00         0.00            0.00       714,738.33    383,484.46    1,533,937.84
March 2020               0.00                0.00         0.00            0.00       688,093.03    369,188.24    1,476,752.94
April 2020               0.00                0.00         0.00            0.00       661,870.27    355,118.72    1,420,474.88
May 2020                 0.00                0.00         0.00            0.00       636,064.38    341,272.88    1,365,091.50
June 2020                0.00                0.00         0.00            0.00       610,669.79    327,647.71    1,310,590.82
July 2020                0.00                0.00         0.00            0.00       585,680.98    314,240.25    1,256,961.01
August 2020              0.00                0.00         0.00            0.00       561,092.50    301,047.59    1,204,190.37
September 2020           0.00                0.00         0.00            0.00       536,898.98    288,066.84    1,152,267.36
October 2020             0.00                0.00         0.00            0.00       513,095.10    275,295.15    1,101,180.59
November 2020            0.00                0.00         0.00            0.00       489,675.62    262,729.71    1,050,918.82
December 2020            0.00                0.00         0.00            0.00       466,635.38    250,367.73    1,001,470.92
January 2021             0.00                0.00         0.00            0.00       443,969.25    238,206.48      952,825.93
February 2021            0.00                0.00         0.00            0.00       421,672.18    226,243.26      904,973.02
March 2021               0.00                0.00         0.00            0.00       399,739.20    214,475.38      857,901.50
April 2021               0.00                0.00         0.00            0.00       378,165.40    202,900.20      811,600.81
May 2021                 0.00                0.00         0.00            0.00       356,945.90    191,515.13      766,060.52
June 2021                0.00                0.00         0.00            0.00       336,075.91    180,317.59      721,270.34
July 2021                0.00                0.00         0.00            0.00       315,550.71    169,305.03      677,220.11
August 2021              0.00                0.00         0.00            0.00       295,365.61    158,474.95      633,899.79
September 2021           0.00                0.00         0.00            0.00       275,515.99    147,824.87      591,299.48
October 2021             0.00                0.00         0.00            0.00       255,997.31    137,352.35      549,409.39
November 2021            0.00                0.00         0.00            0.00       236,805.05    127,054.97      508,219.87
December 2021            0.00                0.00         0.00            0.00       217,934.78    116,930.35      467,721.38
January 2022             0.00                0.00         0.00            0.00       199,382.11    106,976.13      427,904.51
February 2022            0.00                0.00         0.00            0.00       181,142.71     97,189.99      388,759.96
March 2022               0.00                0.00         0.00            0.00       163,212.29     87,569.64      350,278.56
April 2022               0.00                0.00         0.00            0.00       145,586.65     78,112.81      312,451.24
May 2022                 0.00                0.00         0.00            0.00       128,261.62     68,817.26      275,269.06
June 2022                0.00                0.00         0.00            0.00       111,233.07     59,680.79      238,723.19
July 2022                0.00                0.00         0.00            0.00        94,496.94     50,701.22      202,804.90
August 2022              0.00                0.00         0.00            0.00        78,049.23     41,876.39      167,505.59
September 2022           0.00                0.00         0.00            0.00        61,885.97     33,204.19      132,816.76
October 2022             0.00                0.00         0.00            0.00        46,003.25     24,682.50       98,730.02
November 2022            0.00                0.00         0.00            0.00        30,397.21     16,309.27       65,237.08
December 2022            0.00                0.00         0.00            0.00        15,064.06      8,082.44       32,329.76
January 2023 and
 thereafter              0.00                0.00         0.00            0.00             0.00          0.00            0.00


                                    F2
                   J Class        Component      FC Class        SC Class        L Class      R Class     RL Class     M Class
Distribution       Scheduled      Scheduled     Scheduled       Scheduled       Scheduled    Scheduled   Scheduled    Scheduled
   Date            Balance        Balance        Balance          Balance         Balance      Balance     Balance      Balance
------------       ---------      ---------      ---------       ---------       ---------    ---------   ---------    ---------
Initial Balance $15,032,250.00  $5,010,750.00  $29,803,900.00  $12,773,100.00  $5,615,000.00  $1,000.00   $1,000.00  $9,786,000.00
April 1993       15,000,215.62   5,000,071.87   29,736,965.65   12,744,413.85   5,615,000.00   1,000.00    1,000.00   9,786,000.00
May 1993         14,957,520.30   4,985,840.10   29,647,734.62   12,706,171.98   5,615,000.00   1,000.00    1,000.00   9,786,000.00
June 1993        14,904,187.72   4,968,062.57   29,536,255.98   12,658,395.42   5,615,000.00   1,000.00    1,000.00   9,786,000.00
July 1993        14,840,252.85   4,946,750.95   29,402,608.76   12,601,118.04   5,615,000.00   1,000.00    1,000.00   9,786,000.00
August 1993      14,765,762.10   4,921,920.70   29,246,901.88   12,534,386.52   5,615,000.00   1,000.00    1,000.00   9,786,000.00
September 1993   14,680,773.38   4,893,591.12   29,069,274.50   12,458,260.50   5,615,000.00   1,000.00    1,000.00   9,786,000.00
October 1993     14,585,355.83   4,861,785.27   28,869,895.32   12,372,812.28   5,615,000.00   1,000.00    1,000.00   9,786,000.00
November 1993    14,479,589.78   4,826,529.92   28,648,963.07   12,278,127.03   5,615,000.00   1,000.00    1,000.00   9,786,000.00
December 1993    14,363,566.95   4,787,855.65   28,406,706.16   12,174,302.64   5,615,000.00   1,000.00    1,000.00   9,786,000.00
January 1994     14,237,390.25   4,745,796.75   28,143,382.40   12,061,449.60   5,615,000.00   1,000.00    1,000.00   9,786,000.00
February 1994    14,101,173.67   4,700,391.22   27,859,278.79   11,939,690.91   5,615,000.00   1,000.00    1,000.00   9,786,000.00
March 1994       13,955,042.17   4,651,680.72   27,554,711.24   11,809,161.96   5,615,000.00   1,000.00    1,000.00   9,786,000.00
April 1994       13,799,131.58   4,599,710.52   27,230,024.08   11,670,010.32   5,615,000.00   1,000.00    1,000.00   9,786,000.00
May 1994         13,633,588.43   4,544,529.47   26,885,589.92   11,522,395.68   5,615,000.00   1,000.00    1,000.00   9,786,000.00
June 1994        13,458,569.93   4,486,189.97   26,521,808.88   11,366,489.52   5,615,000.00   1,000.00    1,000.00   9,786,000.00
July 1994        13,274,243.85   4,424,747.95   26,139,108.38   11,202,475.02   5,615,000.00   1,000.00    1,000.00   9,786,000.00
August 1994      13,080,787.88   4,360,262.62   25,737,942.23   11,030,546.67   5,615,000.00   1,000.00    1,000.00   9,786,000.00
September 1994   12,878,390.17   4,292,796.72   25,318,790.49   10,850,910.21   5,615,000.00   1,000.00    1,000.00   9,786,000.00
October 1994     12,667,248.53   4,222,416.17   24,882,158.35   10,663,782.15   5,615,000.00   1,000.00    1,000.00   9,786,000.00
November 1994    12,447,570.45   4,149,190.15   24,428,575.64   10,469,389.56   5,615,000.00   1,000.00    1,000.00   9,786,000.00
December 1994    12,219,572.93   4,073,190.97   23,958,596.27   10,267,969.83   5,615,000.00   1,000.00    1,000.00   9,786,000.00
January 1995     11,983,482.00   3,994,494.00   23,472,797.04   10,059,770.16   5,615,000.00   1,000.00    1,000.00   9,786,000.00
February 1995    11,739,532.88   3,913,177.62   22,971,777.29    9,845,047.41   5,615,000.00   1,000.00    1,000.00   9,786,000.00
March 1995       11,487,969.08   3,829,323.02   22,456,157.43    9,624,067.47   5,615,000.00   1,000.00    1,000.00   9,786,000.00
April 1995       11,229,042.83   3,743,014.27   21,926,578.80    9,397,105.20   5,615,000.00   1,000.00    1,000.00   9,786,000.00
May 1995         10,963,014.23   3,654,338.07   21,383,701.92    9,164,443.68   5,615,000.00   1,000.00    1,000.00   9,786,000.00
June 1995        10,690,151.25   3,563,383.75   20,828,206.14    8,926,374.06   5,615,000.00   1,000.00    1,000.00   9,786,000.00
July 1995        10,410,729.30   3,470,243.10   20,260,788.31    8,683,194.99   5,615,000.00   1,000.00    1,000.00   9,786,000.00
August 1995      10,134,971.40   3,378,323.80   19,702,666.41    8,443,999.89   5,615,000.00   1,000.00    1,000.00   9,786,000.00
September 1995    9,862,848.83   3,287,616.27   19,153,742.65    8,208,746.85   5,615,000.00   1,000.00    1,000.00   9,786,000.00
October 1995      9,594,332.85   3,198,110.95   18,613,920.15    7,977,394.35   5,615,000.00   1,000.00    1,000.00   9,786,000.00
November 1995     9,329,394.98   3,109,798.32   18,083,103.08    7,749,901.32   5,615,000.00   1,000.00    1,000.00   9,786,000.00
December 1995     9,068,007.08   3,022,669.02   17,561,196.24    7,526,226.96   5,615,000.00   1,000.00    1,000.00   9,786,000.00
January 1996      8,810,141.03   2,936,713.67   17,048,105.62    7,306,330.98   5,615,000.00   1,000.00    1,000.00   9,786,000.00
February 1996     8,555,769.00   2,851,923.00   16,543,737.77    7,090,173.33   5,615,000.00   1,000.00    1,000.00   9,786,000.00
March 1996        8,304,863.48   2,768,287.82   16,048,000.36    6,877,714.44   5,615,000.00   1,000.00    1,000.00   9,786,000.00
April 1996        8,057,396.85   2,685,798.95   15,560,801.90    6,668,915.10   5,615,000.00   1,000.00    1,000.00   9,786,000.00
May 1996          7,813,342.05   2,604,447.35   15,082,051.53    6,463,736.37   5,615,000.00   1,000.00    1,000.00   9,786,000.00
June 1996         7,572,671.93   2,524,223.97   14,611,659.44    6,262,139.76   5,615,000.00   1,000.00    1,000.00   9,786,000.00
July 1996         7,335,359.73   2,445,119.91   14,149,536.66    6,064,087.14   5,615,000.00   1,000.00    1,000.00   9,786,000.00
August 1996       7,101,378.77   2,367,126.26   13,695,594.99    5,869,540.71   5,615,000.00   1,000.00    1,000.00   9,786,000.00
September 1996    6,870,702.61   2,290,234.20   13,249,747.00    5,678,463.00   5,615,000.00   1,000.00    1,000.00   9,786,000.00
October 1996      6,643,304.99   2,214,435.00   12,811,906.17    5,490,816.93   5,615,000.00   1,000.00    1,000.00   9,786,000.00
November 1996     6,419,159.86   2,139,719.95   12,381,986.82    5,306,565.78   5,615,000.00   1,000.00    1,000.00   9,786,000.00
December 1996     6,198,241.33   2,066,080.44   11,959,903.97    5,125,673.13   5,615,000.00   1,000.00    1,000.00   9,786,000.00
January 1997      5,980,523.72   1,993,507.91   11,545,573.48    4,948,102.92   5,615,000.00   1,000.00    1,000.00   9,786,000.00
February 1997     5,765,981.54   1,921,993.84   11,138,911.98    4,773,819.42   5,615,000.00   1,000.00    1,000.00   9,786,000.00
March 1997        5,554,589.47   1,851,529.82   10,739,836.94    4,602,787.26   5,615,000.00   1,000.00    1,000.00   9,786,000.00
April 1997        5,346,322.37   1,782,107.46   10,348,266.53    4,434,971.37   5,615,000.00   1,000.00    1,000.00   9,786,000.00
May 1997          5,141,155.32   1,713,718.44    9,964,119.76    4,270,337.04   5,615,000.00   1,000.00    1,000.00   9,786,000.00
June 1997         4,939,063.55   1,646,354.51    9,587,316.34    4,108,849.86   5,615,000.00   1,000.00    1,000.00   9,786,000.00


                                    F2
                   J Class        Component      FC Class       SC Class        L Class      R Class     RL Class     M Class
Distribution       Scheduled      Scheduled     Scheduled      Scheduled       Scheduled    Scheduled   Scheduled    Scheduled
   Date            Balance        Balance        Balance         Balance         Balance      Balance     Balance      Balance
------------       ---------      ---------      ---------      ---------       ---------    ---------   ---------    ---------
July 1997       $4,740,022.47  $1,580,007.49  $9,217,776.82  $3,950,475.78  $5,615,000.00   $1,000.00    $1,000.00   $9,786,000.00
August 1997      4,544,007.68   1,514,669.23   8,855,422.31   3,795,180.99   5,615,000.00    1,000.00     1,000.00    9,786,000.00
September 1997   4,350,994.97   1,450,331.65   8,500,174.90   3,642,932.10   5,615,000.00    1,000.00     1,000.00    9,786,000.00
October 1997     4,160,960.28   1,386,986.76   8,151,957.31   3,493,695.99   5,615,000.00    1,000.00     1,000.00    9,786,000.00
November 1997    3,973,879.75   1,324,626.58   7,810,692.96   3,347,439.84   5,615,000.00    1,000.00     1,000.00    9,786,000.00
December 1997    3,789,729.68   1,263,243.23   7,476,305.97   3,204,131.13   5,615,000.00    1,000.00     1,000.00    9,786,000.00
January 1998     3,608,486.57   1,202,828.85   7,148,721.23   3,063,737.67   5,615,000.00    1,000.00     1,000.00    9,786,000.00
February 1998    3,430,127.03   1,143,375.68   6,827,864.40   2,926,227.60   5,615,000.00    1,000.00     1,000.00    9,786,000.00
March 1998       3,254,627.93   1,084,875.98   6,513,661.74   2,791,569.32   5,615,000.00    1,000.00     1,000.00    9,786,000.00
April 1998       3,081,966.24   1,027,322.08   6,206,040.23   2,659,731.53   5,615,000.00    1,000.00     1,000.00    9,786,000.00
May 1998         2,912,119.13     970,706.37   5,904,927.57   2,530,683.24   5,615,000.00    1,000.00     1,000.00    9,786,000.00
June 1998        2,745,063.92     915,021.31   5,610,252.12   2,404,393.76   5,615,000.00    1,000.00     1,000.00    9,786,000.00
July 1998        2,580,778.13     860,259.37   5,321,942.92   2,280,832.68   5,615,000.00    1,000.00     1,000.00    9,786,000.00
August 1998      2,419,239.40     806,413.13   5,039,929.71   2,159,969.87   5,615,000.00    1,000.00     1,000.00    9,786,000.00
September 1998   2,260,425.57     753,475.19   4,764,142.85   2,041,775.51   5,615,000.00    1,000.00     1,000.00    9,786,000.00
October 1998     2,104,314.64     701,438.21   4,494,513.42   1,926,220.04   5,615,000.00    1,000.00     1,000.00    9,786,000.00
November 1998    1,950,884.75     650,294.92   4,230,973.09   1,813,274.18   5,615,000.00    1,000.00     1,000.00    9,786,000.00
December 1998    1,800,114.23     600,038.07   3,973,454.23   1,702,908.95   5,615,000.00    1,000.00     1,000.00    9,786,000.00
January 1999     1,651,981.54     550,660.51   3,721,889.84   1,595,095.64   5,615,000.00    1,000.00     1,000.00    9,786,000.00
February 1999    1,506,465.32     502,155.11   3,476,213.53   1,489,805.80   5,615,000.00    1,000.00     1,000.00    9,786,000.00
March 1999       1,363,544.38     454,514.79   3,236,359.60   1,387,011.26   5,615,000.00    1,000.00     1,000.00    9,786,000.00
April 1999       1,223,197.65     407,732.55   3,002,262.91   1,286,684.11   5,615,000.00    1,000.00     1,000.00    9,786,000.00
May 1999         1,085,404.24     361,801.41   2,773,859.00   1,188,796.71   5,615,000.00    1,000.00     1,000.00    9,786,000.00
June 1999          950,143.41     316,714.47   2,551,083.98   1,093,321.70   5,615,000.00    1,000.00     1,000.00    9,786,000.00
July 1999          817,394.58     272,464.86   2,333,874.59   1,000,231.97   5,615,000.00    1,000.00     1,000.00    9,786,000.00
August 1999        687,137.31     229,045.77   2,122,168.18     909,500.65   5,615,000.00    1,000.00     1,000.00    9,786,000.00
September 1999     559,351.33     186,450.44   1,915,902.70     821,101.16   5,615,000.00    1,000.00     1,000.00    9,786,000.00
October 1999       434,016.49     144,672.16   1,715,016.68     735,007.15   5,615,000.00    1,000.00     1,000.00    9,786,000.00
November 1999      311,112.84     103,704.28   1,519,449.25     651,192.53   5,615,000.00    1,000.00     1,000.00    9,786,000.00
December 1999      190,620.52      63,540.17   1,329,140.11     569,631.48   5,615,000.00    1,000.00     1,000.00    9,786,000.00
January 2000        72,519.85      24,173.28   1,144,029.56     490,298.38   5,615,000.00    1,000.00     1,000.00    9,786,000.00
February 2000            0.00           0.00     923,730.33     395,884.43   5,615,000.00    1,000.00     1,000.00    9,786,000.00
March 2000               0.00           0.00     643,022.65     275,581.14   5,615,000.00    1,000.00     1,000.00    9,786,000.00
April 2000               0.00           0.00     369,515.76     158,363.90   5,615,000.00    1,000.00     1,000.00    9,786,000.00
May 2000                 0.00           0.00     103,134.37      44,200.44   5,615,000.00    1,000.00     1,000.00    9,786,000.00
June 2000                0.00           0.00           0.00           0.00   5,391,942.13      960.27       960.27    9,786,000.00
July 2000                0.00           0.00           0.00           0.00   5,031,565.48      896.09       896.09    9,786,000.00
August 2000              0.00           0.00           0.00           0.00   4,681,047.83      833.67       833.67    9,786,000.00
September 2000           0.00           0.00           0.00           0.00   4,340,285.54      772.98       772.98    9,786,000.00
October 2000             0.00           0.00           0.00           0.00   4,009,175.92      714.01       714.01    9,786,000.00
November 2000            0.00           0.00           0.00           0.00   3,687,617.20      656.74       656.74    9,786,000.00
December 2000            0.00           0.00           0.00           0.00   3,375,508.60      601.16       601.16    9,786,000.00
January 2001             0.00           0.00           0.00           0.00   3,072,750.20      547.24       547.24    9,786,000.00
February 2001            0.00           0.00           0.00           0.00   2,779,243.03      494.97       494.97    9,786,000.00
March 2001               0.00           0.00           0.00           0.00   2,494,889.02      444.33       444.33    9,786,000.00
April 2001               0.00           0.00           0.00           0.00   2,219,590.99      395.30       395.30    9,786,000.00
May 2001                 0.00           0.00           0.00           0.00   1,953,252.65      347.86       347.86    9,786,000.00
June 2001                0.00           0.00           0.00           0.00   1,695,778.63      302.01       302.01    9,786,000.00
July 2001                0.00           0.00           0.00           0.00   1,447,074.41      257.72       257.72    9,786,000.00
August 2001              0.00           0.00           0.00           0.00   1,207,046.31      214.97       214.97    9,786,000.00
September 2001           0.00           0.00           0.00           0.00     975,601.57      173.75       173.75    9,786,000.00
October 2001             0.00           0.00           0.00           0.00     752,648.25      134.04       134.04    9,786,000.00


                                    F2
                   J Class        Component      FC Class       SC Class      L Class      R Class     RL Class     M Class
Distribution       Scheduled      Scheduled     Scheduled      Scheduled     Scheduled    Scheduled   Scheduled    Scheduled
   Date            Balance        Balance        Balance         Balance      Balance      Balance     Balance      Balance
------------       ---------      ---------      ---------      ---------    ---------    ---------   ---------    ---------
November 2001      $    0.00      $    0.00      $    0.00      $    0.00   $538,095.26   $   95.83   $   95.83  $9,786,000.00
December 2001           0.00           0.00           0.00           0.00    331,852.36       59.10       59.10   9,786,000.00
January 2002            0.00           0.00           0.00           0.00    133,830.13       23.83       23.83   9,786,000.00
February 2002           0.00           0.00           0.00           0.00          0.00        0.00        0.00   9,734,270.23
March 2002              0.00           0.00           0.00           0.00          0.00        0.00        0.00   9,563,395.95
April 2002              0.00           0.00           0.00           0.00          0.00        0.00        0.00   9,406,455.39
May 2002                0.00           0.00           0.00           0.00          0.00        0.00        0.00   9,263,250.63
June 2002               0.00           0.00           0.00           0.00          0.00        0.00        0.00   9,133,586.07
July 2002               0.00           0.00           0.00           0.00          0.00        0.00        0.00   9,017,268.48
August 2002             0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,914,106.90
September 2002          0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,823,912.65
October 2002            0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,746,499.30
November 2002           0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,680,896.13
December 2002           0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,613,353.80
January 2003            0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,543,926.73
February 2003           0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,472,668.35
March 2003              0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,399,631.13
April 2003              0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,324,866.57
May 2003                0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,248,425.25
June 2003               0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,170,356.81
July 2003               0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,090,709.98
August 2003             0.00           0.00           0.00           0.00          0.00        0.00        0.00   8,009,532.61
September 2003          0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,926,871.66
October 2003            0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,842,773.19
November 2003           0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,757,282.48
December 2003           0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,670,443.88
January 2004            0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,582,300.99
February 2004           0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,492,896.55
March 2004              0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,402,272.51
April 2004              0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,310,470.02
May 2004                0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,217,529.48
June 2004               0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,123,490.51
July 2004               0.00           0.00           0.00           0.00          0.00        0.00        0.00   7,028,391.97
August 2004             0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,932,271.97
September 2004          0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,835,167.93
October 2004            0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,737,116.54
November 2004           0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,638,153.73
December 2004           0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,538,314.82
January 2005            0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,437,634.40
February 2005           0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,336,146.39
March 2005              0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,233,884.04
April 2005              0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,130,879.98
May 2005                0.00           0.00           0.00           0.00          0.00        0.00        0.00   6,027,166.17
June 2005               0.00           0.00           0.00           0.00          0.00        0.00        0.00   5,922,773.95
July 2005               0.00           0.00           0.00           0.00          0.00        0.00        0.00   5,817,734.05
August 2005             0.00           0.00           0.00           0.00          0.00        0.00        0.00   5,712,076.57
September 2005          0.00           0.00           0.00           0.00          0.00        0.00        0.00   5,605,831.02
October 2005            0.00           0.00           0.00           0.00          0.00        0.00        0.00   5,499,026.33
November 2005           0.00           0.00           0.00           0.00          0.00        0.00        0.00   5,391,690.82
December 2005           0.00           0.00           0.00           0.00          0.00        0.00        0.00   5,283,852.28
January 2006            0.00           0.00           0.00           0.00          0.00        0.00        0.00   5,175,537.90
February 2006           0.00           0.00           0.00           0.00          0.00        0.00        0.00   5,066,774.32


                                    F2
                   J Class        Component      FC Class       SC Class      L Class      R Class     RL Class     M Class
Distribution       Scheduled      Scheduled     Scheduled      Scheduled     Scheduled    Scheduled   Scheduled    Scheduled
   Date            Balance        Balance        Balance         Balance      Balance      Balance     Balance      Balance
------------       ---------      ---------      ---------      ---------    ---------    ---------   ---------    ---------
March 2006        $     0.00      $    0.00      $    0.00      $    0.00    $    0.00    $    0.00   $    0.00   $4,957,587.67
April 2006              0.00           0.00           0.00           0.00         0.00         0.00        0.00    4,848,003.49
May 2006                0.00           0.00           0.00           0.00         0.00         0.00        0.00    4,738,046.86
June 2006               0.00           0.00           0.00           0.00         0.00         0.00        0.00    4,627,742.28
July 2006               0.00           0.00           0.00           0.00         0.00         0.00        0.00    4,517,113.78
August 2006             0.00           0.00           0.00           0.00         0.00         0.00        0.00    4,406,184.89
September 2006          0.00           0.00           0.00           0.00         0.00         0.00        0.00    4,294,978.59
October 2006            0.00           0.00           0.00           0.00         0.00         0.00        0.00    4,183,517.46
November 2006           0.00           0.00           0.00           0.00         0.00         0.00        0.00    4,071,823.54
December 2006           0.00           0.00           0.00           0.00         0.00         0.00        0.00    3,959,918.44
January 2007            0.00           0.00           0.00           0.00         0.00         0.00        0.00    3,847,823.27
February 2007           0.00           0.00           0.00           0.00         0.00         0.00        0.00    3,735,558.73
March 2007              0.00           0.00           0.00           0.00         0.00         0.00        0.00    3,623,145.03
April 2007              0.00           0.00           0.00           0.00         0.00         0.00        0.00    3,510,601.98
May 2007                0.00           0.00           0.00           0.00         0.00         0.00        0.00    3,397,948.96
June 2007               0.00           0.00           0.00           0.00         0.00         0.00        0.00    3,285,204.87
July 2007               0.00           0.00           0.00           0.00         0.00         0.00        0.00    3,172,388.25
August 2007             0.00           0.00           0.00           0.00         0.00         0.00        0.00    3,059,517.22
September 2007          0.00           0.00           0.00           0.00         0.00         0.00        0.00    2,946,609.48
October 2007            0.00           0.00           0.00           0.00         0.00         0.00        0.00    2,833,682.34
November 2007           0.00           0.00           0.00           0.00         0.00         0.00        0.00    2,720,752.74
December 2007           0.00           0.00           0.00           0.00         0.00         0.00        0.00    2,607,837.20
January 2008            0.00           0.00           0.00           0.00         0.00         0.00        0.00    2,494,951.90
February 2008           0.00           0.00           0.00           0.00         0.00         0.00        0.00    2,382,112.63
March 2008              0.00           0.00           0.00           0.00         0.00         0.00        0.00    2,269,334.81
April 2008              0.00           0.00           0.00           0.00         0.00         0.00        0.00    2,156,633.53
May 2008                0.00           0.00           0.00           0.00         0.00         0.00        0.00    2,044,023.50
June 2008               0.00           0.00           0.00           0.00         0.00         0.00        0.00    1,931,519.10
July 2008               0.00           0.00           0.00           0.00         0.00         0.00        0.00    1,819,134.36
August 2008             0.00           0.00           0.00           0.00         0.00         0.00        0.00    1,706,882.99
September 2008          0.00           0.00           0.00           0.00         0.00         0.00        0.00    1,594,778.36
October 2008            0.00           0.00           0.00           0.00         0.00         0.00        0.00    1,482,833.52
November 2008           0.00           0.00           0.00           0.00         0.00         0.00        0.00    1,371,061.21
December 2008           0.00           0.00           0.00           0.00         0.00         0.00        0.00    1,259,473.86
January 2009            0.00           0.00           0.00           0.00         0.00         0.00        0.00    1,148,083.56
February 2009           0.00           0.00           0.00           0.00         0.00         0.00        0.00    1,036,902.17
March 2009              0.00           0.00           0.00           0.00         0.00         0.00        0.00      925,941.18
April 2009              0.00           0.00           0.00           0.00         0.00         0.00        0.00      815,211.83
May 2009                0.00           0.00           0.00           0.00         0.00         0.00        0.00      704,725.06
June 2009               0.00           0.00           0.00           0.00         0.00         0.00        0.00      594,491.56
July 2009               0.00           0.00           0.00           0.00         0.00         0.00        0.00      484,521.69
August 2009             0.00           0.00           0.00           0.00         0.00         0.00        0.00      374,825.60
September 2009          0.00           0.00           0.00           0.00         0.00         0.00        0.00      265,413.12
October 2009            0.00           0.00           0.00           0.00         0.00         0.00        0.00      156,293.87
November 2009           0.00           0.00           0.00           0.00         0.00         0.00        0.00       47,477.16
December 2009 and
 thereafter             0.00           0.00           0.00           0.00         0.00         0.00        0.00            0.00

Characteristics of the R and RL Classes

    In addition to distributions of principal and interest, the Holders of the R Class will be entitled to receive the proceeds of the remaining assets of the Trust, including the Retail Cash Deposit, after the principal balances of all Classes (other than the RL Class) have been reduced to zero, and the Holders of the RL Class will be entitled to receive the proceeds of the remaining assets of the Lower Tier REMIC, if any, after the principal balances of the Lower Tier Interests have been reduced to zero. It is not anticipated that there will be any material assets remaining in either such circumstance.

    The R Class and the RL Class will be subject to certain transfer restrictions. No transfer of record or beneficial ownership of an R or RL Certificate will be allowed to a "disqualified organization." In addition, no transfer of record or beneficial ownership of an R or RL Certificate will be allowed to any person that is not a "U.S. Person" without the written consent of Fannie Mae. Under regulations issued by the Treasury Department on December 23, 1992 (the "Regulations"), a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of the Certificates-Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences-Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

    The Holders of the R Class will be considered to be the holders of the "residual interest" in the REMIC constituted by the Trust, and the Holders of the RL Class will be considered to be the holders of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, Fannie Mae will be obligated to provide to such Holders (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Certificates that may be required under the Code.

Yield Considerations

    General. There can be no assurance that the Mortgage Loans will have the characteristics assumed herein or will prepay at any of the rates assumed herein or at any other particular rate, that the pre-tax yields on the Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of the Certificates will be as assumed. In addition, there can be no assurance that the applicable Index will correspond to the levels shown herein. Because the rate of principal distributions on the Certificates will be related to the amortization of the Mortgage Loans in each Pool, which are likely to include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal distributions on the Certificates are likely to differ from those assumed, even if all Mortgage Loans prepay at the indicated constant percentages of PSA. In addition, it is not likely that the Mortgage Loans will prepay at a constant PSA rate until maturity, that all of such Mortgage Loans will prepay at the same rate or that the level of the applicable Index will remain constant.

    The timing of changes in the rate of prepayments or the level of the applicable Index may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments or the average level of such Index is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans or change in the level of an Index, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments or the level of an Index occurring at a rate or level higher (or lower) than the rate or level anticipated by the investor during the period immediately following the issuance of the Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments or level of such Index.

    The effective yield on the Delay Classes will be reduced below the yield otherwise produced because principal and interest payable on a Distribution Date will not be distributed until the 25th day following the end of the related Interest Accrual Period and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market value of the Delay Classes will be lower than would have been the case if there were no such delay. Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

    The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of certain Classes to various constant percentages of PSA and, where specified, to changes in an Index. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered.

    The Interest Only Classes. As indicated in the table below, the yields to investors in the N, G and H Classes will be sensitive to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. On the basis of the assumptions described below, the yields to maturity on the N, G and H Classes would be 0% if prepayments were to occur at constant rates of approximately 796% PSA, 712% PSA and 685% PSA, respectively. If the actual prepayment rate of the Mortgage Loans were to exceed any of the foregoing levels for as little as one month while equaling such level for the remaining months, the investors in the N, G and H Classes, as applicable, would not fully recoup their initial investments.

    The information set forth in the following table was prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the N, G and H Classes (expressed as percentages of original notional balance) are as follows:

Class                                                        Price*
-----                                                        ------
N                                                            49.50%
G                                                            20.00
H                                                            43.75

------------

* The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the table below.

              Sensitivity of the N, G and H Classes to Prepayments
                          (Pre-Tax Yields to Maturity)

PSA Percentages        50%       65%      175%     450%     500%
                       ---       ---      ----     ----     ----
Class
-----
N                      9.1%      8.5%     8.5%     8.5%     9.1%
G                     13.0%      7.6%     7.6%     7.6%     7.4%
H                      9.7%      7.7%     7.7%     7.7%     7.4%

    The Inverse Floating Rate Classes. The yields to investors in the Inverse Floating Rate Classes will be highly sensitive to the level of the Index and will be sensitive in varying degrees to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. As indicated in the tables below, a high level of the Index will have a material negative effect on the yields to investors in the Inverse Floating

Rate Classes. It is possible that, under certain high Index scenarios, investors in the S Class would not fully recoup their initial investments.

    Changes in an Index may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of such Index.

    The information in the following tables was prepared on the basis of the Pricing Assumptions and the assumptions that (i) the interest rates applicable to the Inverse Floating Rate Classes for each Interest Accrual Period subsequent to their initial Interest Accrual Periods will be based on the indicated level of the applicable Index and (ii) the aggregate purchase prices of the Inverse Floating Rate Classes (expressed as percentages of original principal balance) are as follows:

Class                                                              Price*
-----                                                              -----
S                                                                  12.5%
SC                                                                 98.5
SA                                                                 95.0
SB                                                                100.0

----------
* The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.



              Sensitivity of the S Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)


                            PSA Prepayment Assumption
             ---------------------------------------------------------
LIBOR        50%     65%     112%     175%     200%     450%      500%
-----        ---     ---     ----     ----     ----     ----      ----
1.125%      76.0%   75.9%   54.7%    54.7%    54.7%     39.9%     35.5%
3.125%      56.7%   56.4%   32.9%    32.9%    32.9%     14.2%      9.2%
5.125%      37.8%   37.3%   10.1%    10.1%    10.1%    (13.8)%   (19.5)%
7.125%      18.7%   17.5%  (15.9)%  (15.9)%  (15.9)%   (47.4)%   (53.9)%
9.500%        *       *       *        *        *         *         *

----------

* The pre-tax yield to maturity would be less than (99.9)%.

              Sensitivity of the SC Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)


                       PSA Prepayment Assumption
               ----------------------------------------------------
LIBOR          50%     65%     150%    175%    200%    450%    500%
-----          ---     ---     ----    ----    ----    ---     ----
1.125%        19.3%   19.3%   19.6%   19.6%    19.6%  19.9%    20.0%
3.125%        14.3%   14.3%   14.7%   14.7%    14.7%  15.1%    15.2%
5.125%         9.4%    9.4%    9.9%    9.9%     9.9%  10.4%    10.5%
7.125%         4.6%    4.6%    5.2%    5.2%     5.2%   5.8%     5.9%
9.000%         0.1%    0.1%    0.8%    0.8%     0.8%   1.5%     1.6%

              Sensitivity of the SA Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)


                              PSA Prepayment Assumption
                 --------------------------------------------------------------
LIBOR            50%        65%             175%            450%          500%
-----            ---        ---             ----            ----          ----
1.125%          22.2%      22.2%            22.6%           26.5%        27.0%
3.125%          15.1%      15.1%            15.5%           19.9%        20.4%
5.125%           8.2%       8.2%             8.5%           13.5%        14.0%
7.125%           1.5%       1.5%             1.7%            7.1%         7.7%
7.500% and above 0.2%       0.2%             0.5%            6.0%         6.5%

              Sensitivity of the SB Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)


                                PSA Prepayment Assumption
                         ---------------------------------------------
LIBOR                    50%       65%      175%       450%       500%
-----                    ---       ---      ----       ----       ----
7.500% and below        11.0%     11.0%     11.0%      11.0%     11.0%
8.500%                   5.5%      5.5%      5.5%       5.9%      5.9%
9.500%                   0.0%      0.0%      0.1%       0.8%      0.9%

Weighted Average Lives of the Certificates

    The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date,
(b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a). For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates-Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

    In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including the timing of changes in such rate of principal payments, the priority sequence of distributions of principal of the Classes and the distribution of principal of certain Classes in accordance with the Principal Balance Schedules herein. In particular, if the amount distributable as principal of the Certificates on any Distribution Date exceeds the amount required to reduce the principal balances of certain Classes with higher principal payment priorities to their respective scheduled amounts as set forth in the Principal Balance Schedules, such excess principal will be distributed on the remaining Classes on such Distribution Date. Conversely, if the principal distributable on any Distribution Date is less than the amount so required to reduce certain Classes to their respective scheduled amounts, no principal will be distributed on the remaining Classes on such Distribution Date. Accordingly, the rate of principal payments on the Mortgage Loans is expected to have a greater effect on the weighted average lives of the Support Classes and, under certain prepayment scenarios, the Scheduled Classes and the PAC II Classes, than on the weighted average lives of the PAC I Classes. See "Distributions of Principal" herein.

    The interaction of the foregoing factors may have different effects on various Classes and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their respective original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

    As described under "General-Components" herein, for purposes of calculating payments of principal, certain Classes are comprised of multiple Components. Since such Components are not divisible, the payment characteristics of such Classes will reflect a combination of the payment characteristics of the related Components.

Decrement Tables

    The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each of the dates shown at various constant PSA levels and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions, except that with respect to the information set forth for each such Class under 0% PSA it has been assumed that each underlying Mortgage Loan bears an interest rate of 9.50% per annum and has an original and remaining term to maturity of 360 months. It is not likely that (i) all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or (ii) the underlying Mortgage Loans will prepay at a constant PSA level. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which will include recently originated Mortgage Loans) could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA levels, even if the weighted average remaining term to maturity and the weighted average CAGE of the Mortgage Loans are identical to the remaining term to maturity and CAGE specified in the Pricing Assumptions.


               Percent of Original Principal Balances Outstanding


                                            PA Class
                          -----------------------------------------------
                                         PSA Prepayment
                                            Assumption
                          -----------------------------------------------
Date                      0%         65%       175%       450%       500%
----                      --         ---       ----       ----       ----
Initial Percent          100         100       100        100        100
March 1994                88          61        61         61         61
March 1995                75           0         0          0          0
March 1996                60           0         0          0          0
March 1997                44           0         0          0          0
March 1998                26           0         0          0          0
March 1999                 7           0         0          0          0
March 2000                 0           0         0          0          0
March 2001                 0           0         0          0          0
March 2002                 0           0         0          0          0
March 2003                 0           0         0          0          0
March 2004                 0           0         0          0          0
March 2005                 0           0         0          0          0
March 2006                 0           0         0          0          0
March 2007                 0           0         0          0          0
March 2008                 0           0         0          0          0
March 2009                 0           0         0          0          0
March 2010                 0           0         0          0          0
March 2011                 0           0         0          0          0
March 2012                 0           0         0          0          0
March 2013                 0           0         0          0          0
March 2014                 0           0         0          0          0
March 2015                 0           0         0          0          0
March 2016                 0           0         0          0          0
March 2017                 0           0         0          0          0
March 2018                 0           0         0          0          0
March 2019                 0           0         0          0          0
March 2020                 0           0         0          0          0
March 2021                 0           0         0          0          0
March 2022                 0           0         0          0          0
March 2023                 0           0         0          0          0
Weighted Average
 Life (years)**          3.5         1.2       1.2        1.2        1.2


                                           PB Class
                            -------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            -------------------------------------------
Date                        0%       65%       175%      450%      500%
----                        --       ---       ----      ----      ----
Initial Percent            100       100       100       100       100
arch 1994                  100       100       100       100       100
March 1995                 100        92        92        92        92
March 1996                 100         1         1         1         1
March 1997                 100         0         0         0         0
March 1998                 100         0         0         0         0
March 1999                 100         0         0         0         0
March 2000                  86         0         0         0         0
March 2001                  62         0         0         0         0
March 2002                  36         0         0         0         0
March 2003                   8         0         0         0         0
March 2004                   0         0         0         0         0
March 2005                   0         0         0         0         0
March 2006                   0         0         0         0         0
March 2007                   0         0         0         0         0
March 2008                   0         0         0         0         0
March 2009                   0         0         0         0         0
March 2010                   0         0         0         0         0
March 2011                   0         0         0         0         0
March 2012                   0         0         0         0         0
March 2013                   0         0         0         0         0
March 2014                   0         0         0         0         0
March 2015                   0         0         0         0         0
March 2016                   0         0         0         0         0
March 2017                   0         0         0         0         0
March 2018                   0         0         0         0         0
March 2019                   0         0         0         0         0
March 2020                   0         0         0         0         0
March 2021                   0         0         0         0         0
March 2022                   0         0         0         0         0
March 2023                   0         0         0         0         0
Weighted Average
 Life (years)**            8.5       2.5       2.5       2.5       2.5



                                           PC Class
                            -------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            -------------------------------------------
Date                        0%       65%       175%      450%      500%
----                        --       ---       ----      ----      ----
Initial Percent            100       100       100       100       100
March 1994                 100       100       100       100       100
March 1995                 100       100       100       100       100
March 1996                 100       100       100       100       100
March 1997                 100         0         0         0         0
March 1998                 100         0         0         0         0
March 1999                 100         0         0         0         0
March 2000                 100         0         0         0         0
March 2001                 100         0         0         0         0
March 2002                 100         0         0         0         0
March 2003                 100         0         0         0         0
March 2004                  71         0         0         0         0
March 2005                  28         0         0         0         0
March 2006                   0         0         0         0         0
March 2007                   0         0         0         0         0
March 2008                   0         0         0         0         0
March 2009                   0         0         0         0         0
March 2010                   0         0         0         0         0
March 2011                   0         0         0         0         0
March 2012                   0         0         0         0         0
March 2013                   0         0         0         0         0
March 2014                   0         0         0         0         0
March 2015                   0         0         0         0         0
March 2016                   0         0         0         0         0
March 2017                   0         0         0         0         0
March 2018                   0         0         0         0         0
March 2019                   0         0         0         0         0
March 2020                   0         0         0         0         0
March 2021                   0         0         0         0         0
March 2022                   0         0         0         0         0
March 2023                   0         0         0         0         0
Weighted Average
 Life (years)**           11.5       3.5       3.5       3.5       3.5

----------

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

                                           PD Class
                            -------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            -------------------------------------------
Date                        0%       65%       175%      450%      500%
----                        --       ---       ----      ----      ----
Initial Percent            100       100       100       100       100
March 1994                 100       100       100       100       100
March 1995                 100       100       100       100       100
March 1996                 100       100       100       100       100
March 1997                 100        92        92        92        92
March 1998                 100         1         1         1         1
March 1999                 100         0         0         0         0
March 2000                 100         0         0         0         0
March 2001                 100         0         0         0         0
March 2002                 100         0         0         0         0
March 2003                 100         0         0         0         0
March 2004                 100         0         0         0         0
March 2005                 100         0         0         0         0
March 2006                  84         0         0         0         0
March 2007                  40         0         0         0         0
March 2008                   0         0         0         0         0
March 2009                   0         0         0         0         0
March 2010                   0         0         0         0         0
March 2011                   0         0         0         0         0
March 2012                   0         0         0         0         0
March 2013                   0         0         0         0         0
March 2014                   0         0         0         0         0
March 2015                   0         0         0         0         0
March 2016                   0         0         0         0         0
March 2017                   0         0         0         0         0
March 2018                   0         0         0         0         0
March 2019                   0         0         0         0         0
March 2020                   0         0         0         0         0
March 2021                   0         0         0         0         0
March 2022                   0         0         0         0         0
March 2023                   0         0         0         0         0
Weighted Average
 Life (years)**           13.8       4.5       4.5       4.5       4.5



                                           PE Class
                            -------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            -------------------------------------------
Date                        0%       65%       175%      450%      500%
----                        --       ---       ----      ----      ----
Initial Percent            100       100       100       100       100
March 1994                 100       100       100       100       100
March 1995                 100       100       100       100       100
March 1996                 100       100       100       100       100
March 1997                 100       100       100       100       100
March 1998                 100       100       100       100       100
March 1999                 100        46        46        46        39
March 2000                 100         0         0         0         0
March 2001                 100         0         0         0         0
March 2002                 100         0         0         0         0
March 2003                 100         0         0         0         0
March 2004                 100         0         0         0         0
March 2005                 100         0         0         0         0
March 2006                 100         0         0         0         0
March 2007                 100         0         0         0         0
March 2008                  95         0         0         0         0
March 2009                  62         0         0         0         0
March 2010                  25         0         0         0         0
March 2011                   0         0         0         0         0
March 2012                   0         0         0         0         0
March 2013                   0         0         0         0         0
March 2014                   0         0         0         0         0
March 2015                   0         0         0         0         0
March 2016                   0         0         0         0         0
March 2017                   0         0         0         0         0
March 2018                   0         0         0         0         0
March 2019                   0         0         0         0         0
March 2020                   0         0         0         0         0
March 2021                   0         0         0         0         0
March 2022                   0         0         0         0         0
March 2023                   0         0         0         0         0
Weighted Average
 Life (years)**           16.3       6.0       6.0       6.0       5.9



                                           PG Class
                            -------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            -------------------------------------------
Date                        0%       65%       175%      450%      500%
----                        --       ---       ----      ----      ----
Initial Percent            100       100       100       100       100
March 1994                 100       100       100       100       100
March 1995                 100       100       100       100       100
March 1996                 100       100       100       100       100
March 1997                 100       100       100       100       100
March 1998                 100       100       100       100       100
March 1999                 100       100       100       100       100
March 2000                 100        92        92        92        74
March 2001                 100        44        44        44        30
March 2002                 100         7         7         7         0
March 2003                 100         0         0         0         0
March 2004                 100         0         0         0         0
March 2005                 100         0         0         0         0
March 2006                 100         0         0         0         0
March 2007                 100         0         0         0         0
March 2008                 100         0         0         0         0
March 2009                 100         0         0         0         0
March 2010                 100         0         0         0         0
March 2011                  86         0         0         0         0
March 2012                  43         0         0         0         0
March 2013                   0         0         0         0         0
March 2014                   0         0         0         0         0
March 2015                   0         0         0         0         0
March 2016                   0         0         0         0         0
March 2017                   0         0         0         0         0
March 2018                   0         0         0         0         0
March 2019                   0         0         0         0         0
March 2020                   0         0         0         0         0
March 2021                   0         0         0         0         0
March 2022                   0         0         0         0         0
March 2023                   0         0         0         0         0
Weighted Average
 Life (years)**           18.9       8.0       8.0       8.0       7.6




                                      PH and N+ Class
                            -------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            -------------------------------------------
Date                        0%       65%       175%      450%      500%
----                        --       ---       ----      ----      ----
Initial Percent            100       100       100       100        100
March 1994                 100       100       100       100        100
March 1995                 100       100       100       100        100
March 1996                 100       100       100       100        100
March 1997                 100       100       100       100        100
March 1998                 100       100       100       100        100
March 1999                 100       100       100       100        100
March 2000                 100       100       100       100        100
March 2001                 100       100       100       100        100
March 2002                 100       100       100       100        100
March 2003                 100        71        71        71         68
March 2004                 100        43        43        43         47
March 2005                 100        23        23        23         32
March 2006                 100         8         8         8         22
March 2007                 100         0         0         0         15
March 2008                 100         0         0         0         10
March 2009                 100         0         0         0          7
March 2010                 100         0         0         0          5
March 2011                 100         0         0         0          3
March 2012                 100         0         0         0          2
March 2013                  96         0         0         0          1
March 2014                  19         0         0         0          1
March 2015                   0         0         0         0          1
March 2016                   0         0         0         0          *
March 2017                   0         0         0         0          *
March 2018                   0         0         0         0          *
March 2019                   0         0         0         0          *
March 2020                   0         0         0         0          *
March 2021                   0         0         0         0          *
March 2022                   0         0         0         0          *
March 2023                   0         0         0         0          0
Weighted Average
 Life (years)**           20.6      11.0      11.0      11.0       11.6




                                           A Class
                            --------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            --------------------------------------------------
Date               0%       65%       95%      175%      225%     450%    500%
----               --       ---       ---      ----      ----     ----    ----
Initial Percent   100       100       100       100       100      100     100
March 1994        100       100        93        93        93       93      93
March 1995        100       100        77        77        77       77      77
March 1996        100       100        56        56        56        0       0
March 1997        100       100        38        38        38        0       0
March 1998        100       100        21        21        21        0       0
March 1999        100       100         7         7         7        0       0
March 2000        100       100         0         0         0        0       0
March 2001        100        98         0         0         0        0       0
March 2002        100        86         0         0         0        0       0
March 2003        100        63         0         0         0        0       0
March 2004        100        34         0         0         0        0       0
March 2005        100         0         0         0         0        0       0
March 2006        100         0         0         0         0        0       0
March 2007        100         0         0         0         0        0       0
March 2008        100         0         0         0         0        0       0
March 2009        100         0         0         0         0        0       0
March 2010        100         0         0         0         0        0       0
March 2011        100         0         0         0         0        0       0
March 2012        100         0         0         0         0        0       0
March 2013        100         0         0         0         0        0       0
March 2014        100         0         0         0         0        0       0
March 2015         53         0         0         0         0        0       0
March 2016          0         0         0         0         0        0       0
March 2017          0         0         0         0         0        0       0
March 2018          0         0         0         0         0        0       0
March 2019          0         0         0         0         0        0       0
March 2020          0         0         0         0         0        0       0
March 2021          0         0         0         0         0        0       0
March 2022          0         0         0         0         0        0       0
March 2023          0         0         0         0         0        0       0
Weighted Average
 Life (years)**  22.1      10.4       3.5       3.5       3.5      2.4     2.2




                                           B Class
                            --------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            --------------------------------------------------
Date               0%       65%       95%      175%      225%     450%    500%
----               --       ---       ---      ----      ----     ----    ----
Initial Percent   100       100       100      100       100      100     100
March 1994        100       100       100      100       100      100     100
March 1995        100       100       100      100       100      100     100
March 1996        100       100       100      100       100       51       0
March 1997        100       100       100      100       100        0       0
March 1998        100       100       100      100       100        0       0
March 1999        100       100       100      100       100        0       0
March 2000        100       100        87       87        87        0       0
March 2001        100       100        52       52        52        0       0
March 2002        100       100         0        0         0        0       0
March 2003        100       100         0        0         0        0       0
March 2004        100       100         0        0         0        0       0
March 2005        100        99         0        0         0        0       0
March 2006        100         0         0        0         0        0       0
March 2007        100         0         0        0         0        0       0
March 2008        100         0         0        0         0        0       0
March 2009        100         0         0        0         0        0       0
March 2010        100         0         0        0         0        0       0
March 2011        100         0         0        0         0        0       0
March 2012        100         0         0        0         0        0       0
March 2013        100         0         0        0         0        0       0
March 2014        100         0         0        0         0        0       0
March 2015        100         0         0        0         0        0       0
March 2016         58         0         0        0         0        0       0
March 2017          0         0         0        0         0        0       0
March 2018          0         0         0        0         0        0       0
March 2019          0         0         0        0         0        0       0
March 2020          0         0         0        0         0        0       0
March 2021          0         0         0        0         0        0       0
March 2022          0         0         0        0         0        0       0
March 2023          0         0         0        0         0        0       0
Weighted Average
 Life (years)**  23.1      12.5       8.0      8.0       8.0      3.0     2.8

----------
* Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

+ In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                           C Class
                            --------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            --------------------------------------------------
Date               0%       65%       95%      175%      225%     450%    500%
----               --       ---       ---      ----      ----     ----    ----
Initial Percent   100       100       100      100       100       100    100
March 1994        100       100       100      100       100       100    100
March 1995        100       100       100      100       100       100    100
March 1996        100       100       100      100       100       100     69
March 1997        100       100       100      100       100         0      0
March 1998        100       100       100      100       100         0      0
March 1999        100       100       100      100       100         0      0
March 2000        100       100       100      100       100         0      0
March 2001        100       100       100      100       100         0      0
March 2002        100       100        97       97        97         0      0
March 2003        100       100        73       73        73         0      0
March 2004        100       100        48       48        48         0      0
March 2005        100       100        24       24        24         0      0
March 2006        100        97         2        2         2         0      0
March 2007        100        62         0        0         0         0      0
March 2008        100        24         0        0         0         0      0
March 2009        100         0         0        0         0         0      0
March 2010        100         0         0        0         0         0      0
March 2011        100         0         0        0         0         0      0
March 2012        100         0         0        0         0         0      0
March 2013        100         0         0        0         0         0      0
March 2014        100         0         0        0         0         0      0
March 2015        100         0         0        0         0         0      0
March 2016        100         0         0        0         0         0      0
March 2017         54         0         0        0         0         0      0
March 2018          0         0         0        0         0         0      0
March 2019          0         0         0        0         0         0      0
March 2020          0         0         0        0         0         0      0
March 2021          0         0         0        0         0         0      0
March 2022          0         0         0        0         0         0      0
March 2023          0         0         0        0         0         0      0
Weighted Average
 Life (years)**  24.1      14.3      11.0     11.0      11.0       3.5    3.2





                                           D Class
                            --------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            --------------------------------------------------
Date               0%       65%       95%      175%      225%     450%    500%
----               --       ---       ---      ----      ----     ----    ----
Initial Percent   100       100       100      100       100      100     100
March 1994        100       100       100      100       100      100     100
March 1995        100       100       100      100       100      100     100
March 1996        100       100       100      100       100      100     100
March 1997        100       100       100      100       100       93      30
March 1998        100       100       100      100       100        0       0
March 1999        100       100       100      100       100        0       0
March 2000        100       100       100      100       100        0       0
March 2001        100       100       100      100       100        0       0
March 2002        100       100       100      100       100        0       0
March 2003        100       100       100      100       100        0       0
March 2004        100       100       100      100       100        0       0
March 2005        100       100       100      100       100        0       0
March 2006        100       100       100      100       100        0       0
March 2007        100       100        75       75        75        0       0
March 2008        100       100        47       47        47        0       0
March 2009        100        83        22       22        22        0       0
March 2010        100        36         1        1         1        0       0
March 2011        100         0         0        0         0        0       0
March 2012        100         0         0        0         0        0       0
March 2013        100         0         0        0         0        0       0
March 2014        100         0         0        0         0        0       0
March 2015        100         0         0        0         0        0       0
March 2016        100         0         0        0         0        0       0
March 2017        100         0         0        0         0        0       0
March 2018         81         0         0        0         0        0       0
March 2019          0         0         0        0         0        0       0
March 2020          0         0         0        0         0        0       0
March 2021          0         0         0        0         0        0       0
March 2022          0         0         0        0         0        0       0
March 2023          0         0         0        0         0        0       0
Weighted Average
 Life (years)**  25.4      16.7      15.0     15.0      15.0      4.5     3.9




                                       E, EA and LL Classes
                            --------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                            --------------------------------------------------
Date               0%       65%       95%      175%      225%     450%    500%
----               --       ---       ---      ----      ----     ----    ----
Initial Percent   100       100       100       100      100      100     100
March 1994        100       100       100       100      100      100     100
March 1995        100       100       100       100      100      100     100
March 1996        100       100       100       100      100      100     100
March 1997        100       100       100       100      100      100     100
March 1998        100       100       100       100      100       99      39
March 1999        100       100       100       100      100       47       0
March 2000        100       100       100       100      100       24       0
March 2001        100       100       100       100      100       22       0
March 2002        100       100       100       100      100       22       0
March 2003        100       100       100       100      100       22       0
March 2004        100       100       100       100      100       22       0
March 2005        100       100       100       100      100       22       0
March 2006        100       100       100       100      100       22       0
March 2007        100       100       100       100      100       20       0
March 2008        100       100       100       100      100       14       0
March 2009        100       100       100       100      100       10       0
March 2010        100       100       100       100      100        7       0
March 2011        100        90        83        83       83        5       0
March 2012        100        68        68        68       68        3       0
March 2013        100        55        55        55       55        2       0
March 2014        100        44        44        44       44        2       0
March 2015        100        35        35        35       35        1       0
March 2016        100        28        28        28       28        1       0
March 2017        100        21        21        21       21        *       0
March 2018        100        16        16        16       16        *       0
March 2019         85        11        11        11       11        *       0
March 2020          7         7         7         7        7        *       0
March 2021          4         4         4         4        4        *       0
March 2022          2         2         2         2        2        *       0
March 2023          0         0         0         0        0        0       0
Weighted Average
 Life (years)**  26.5     21.4       21.3      21.3     21.3      8.1     4.9




                                           G+ Class
                       -----------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                       -----------------------------------------------------
Date                   0%         65%         175%         450%         500%
----                   --         ---         ----         ----         ----
Initial Percent       100         100         100          100          100
March 1994             97          91          91           91           91
March 1995             94          74          74           74           74
March 1996             90          56          56           56           56
March 1997             87          35          35           35           35
March 1998             82          23          23           23           23
March 1999             78          10          10           10            9
March 2000             73           0           0            0            0
March 2001             68           0           0            0            0
March 2002             63           0           0            0            0
March 2003             57           0           0            0            0
March 2004             50           0           0            0            0
March 2005             42           0           0            0            0
March 2006             34           0           0            0            0
March 2007             28           0           0            0            0
March 2008             21           0           0            0            0
March 2009             14           0           0            0            0
March 2010              6           0           0            0            0
March 2011              0           0           0            0            0
March 2012              0           0           0            0            0
March 2013              0           0           0            0            0
March 2014              0           0           0            0            0
March 2015              0           0           0            0            0
March 2016              0           0           0            0            0
March 2017              0           0           0            0            0
March 2018              0           0           0            0            0
March 2019              0           0           0            0            0
March 2020              0           0           0            0            0
March 2021              0           0           0            0            0
March 2022              0           0           0            0            0
March 2023              0           0           0            0            0
Weighted Average
 Life (years)**      10.4         3.4         3.4          3.4          3.4




                                           H+ Class
                       -----------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                       -----------------------------------------------------
Date                   0%         65%         175%         450%         500%
----                   --         ---         ----         ----         ----
Initial Percent       100         100         100          100          100
March 1994            100         100         100          100          100
March 1995            100         100         100          100          100
March 1996            100         100         100          100          100
March 1997            100         100         100          100          100
March 1998            100         100         100          100          100
March 1999            100         100         100          100          100
March 2000            100          94          94           94           81
March 2001            100          58          58           58           48
March 2002            100          30          30           30           25
March 2003            100          18          18           18           17
March 2004            100          11          11           11           12
March 2005            100           6           6            6            8
March 2006            100           2           2            2            5
March 2007            100           0           0            0            4
March 2008            100           0           0            0            3
March 2009            100           0           0            0            2
March 2010            100           0           0            0            1
March 2011             89           0           0            0            1
March 2012             58           0           0            0            *
March 2013             24           0           0            0            *
March 2014              5           0           0            0            *
March 2015              0           0           0            0            *
March 2016              0           0           0            0            *
March 2017              0           0           0            0            *
March 2018              0           0           0            0            *
March 2019              0           0           0            0            *
March 2020              0           0           0            0            *
March 2021              0           0           0            0            *
March 2022              0           0           0            0            *
March 2023              0           0           0            0            0
Weighted Average
 Life (years)**      19.3         8.7         8.7          8.7          8.6
----------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

+ In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                         J Class
                   ---------------------------------------------------------
                                       PSA Prepayment
                                          Assumption
                   ---------------------------------------------------------
Date               0%      65%     112%     175%     200%     450%      500%
----               --      ---     ----     ----     ----     ----      ----
Initial Percent   100      100      100     100      100      100       100
March 1994        100      100       93      93       93       93        93
March 1995        100      100       76      76       76       76        76
March 1996        100      100       55      55       55        0         0
March 1997        100      100       37      37       37        0         0
March 1998        100      100       22      22       22        0         0
March 1999        100      100        9       9        9        0         0
March 2000        100      100        0       0        0        0         0
March 2001        100      100        0       0        0        0         0
March 2002        100      100        0       0        0        0         0
March 2003        100      100        0       0        0        0         0
March 2004        100      100        0       0        0        0         0
March 2005        100      100        0       0        0        0         0
March 2006        100      100        0       0        0        0         0
March 2007        100      100        0       0        0        0         0
March 2008        100      100        0       0        0        0         0
March 2009        100      100        0       0        0        0         0
March 2010        100      100        0       0        0        0         0
March 2011        100      100        0       0        0        0         0
March 2012        100       61        0       0        0        0         0
March 2013        100        8        0       0        0        0         0
March 2014        100        0        0       0        0        0         0
March 2015        100        0        0       0        0        0         0
March 2016        100        0        0       0        0        0         0
March 2017        100        0        0       0        0        0         0
March 2018        100        0        0       0        0        0         0
March 2019        100        0        0       0        0        0         0
March 2020         52        0        0       0        0        0         0
March 2021          0        0        0       0        0        0         0
March 2022          0        0        0       0        0        0         0
March 2023          0        0        0       0        0        0         0
Weighted Average
 Life (years)**  27.1     19.2      3.5     3.5      3.5      2.2       2.1





                                        F and S+ Class
                       -----------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                       -----------------------------------------------------
Date                   0%         65%         175%         450%         500%
----                   --         ---         ----         ----         ----
Initial Percent       100         100         100          100          100
March 1994            100         100          93           93           93
March 1995            100         100          77           77           77
March 1996            100         100          56            0            0
March 1997            100         100          37            0            0
March 1998            100         100          21            0            0
March 1999            100         100           8            0            0
March 2000            100         100           0            0            0
March 2001            100          99           0            0            0
March 2002            100          90           0            0            0
March 2003            100          75           0            0            0
March 2004            100          55           0            0            0
March 2005            100          32           0            0            0
March 2006            100          32           0            0            0
March 2007            100          32           0            0            0
March 2008            100          32           0            0            0
March 2009            100          32           0            0            0
March 2010            100          32           0            0            0
March 2011            100          32           0            0            0
March 2012            100          19           0            0            0
March 2013            100           2           0            0            0
March 2014            100           0           0            0            0
March 2015             68           0           0            0            0
March 2016             32           0           0            0            0
March 2017             32           0           0            0            0
March 2018             32           0           0            0            0
March 2019             32           0           0            0            0
March 2020             17           0           0            0            0
March 2021              0           0           0            0            0
March 2022              0           0           0            0            0
March 2023              0           0           0            0            0
Weighted Average
 Life (years)**      23.6        13.2         3.5          2.3          2.2




                                      FC and SC Classes
                       -----------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                       -----------------------------------------------------
Date                     0%     65%    150%    175%    200%    450%    500%
----                     --     ---    ----    ----    ----    ----    ----
Initial Percent         100     100    100     100     100      100     100
March 1994              100     100     92      92      92       92      92
March 1995              100     100     75      75      75       30       0
March 1996              100     100     54      54      54        0       0
March 1997              100     100     36      36      36        0       0
March 1998              100     100     22      22      22        0       0
March 1999              100     100     11      11      11        0       0
March 2000              100     100      2       2       2        0       0
March 2001              100     100      0       0       0        0       0
March 2002              100     100      0       0       0        0       0
March 2003              100     100      0       0       0        0       0
March 2004              100     100      0       0       0        0       0
March 2005              100     100      0       0       0        0       0
March 2006              100     100      0       0       0        0       0
March 2007              100     100      0       0       0        0       0
March 2008              100     100      0       0       0        0       0
March 2009              100     100      0       0       0        0       0
March 2010              100     100      0       0       0        0       0
March 2011              100     100      0       0       0        0       0
March 2012              100     100      0       0       0        0       0
March 2013              100     100      0       0       0        0       0
March 2014              100      78      0       0       0        0       0
March 2015              100      51      0       0       0        0       0
March 2016              100      23      0       0       0        0       0
March 2017              100       0      0       0       0        0       0
March 2018              100       0      0       0       0        0       0
March 2019              100       0      0       0       0        0       0
March 2020              100       0      0       0       0        0       0
March 2021               34       0      0       0       0        0       0
March 2022                0       0      0       0       0        0       0
March 2023                0       0      0       0       0        0       0
Weighted Average
 Life (years)**        27.9    22.0    3.5     3.5     3.5      1.8     1.7





                                        L,R and RL Classes
                       -----------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                       -----------------------------------------------------
Date                     0%     65%    150%    175%    200%    450%    500%
----                     --     ---    ----    ----    ----    ----    ----
Initial Percent         100     100     100    100     100      100    100
March 1994              100     100     100    100     100      100    100
March 1995              100     100     100    100     100      100     99
March 1996              100     100     100    100     100        0      0
March 1997              100     100     100    100     100        0      0
March 1998              100     100     100    100     100        0      0
March 1999              100     100     100    100     100        0      0
March 2000              100     100     100    100     100        0      0
March 2001              100     100      44     44      44        0      0
March 2002              100     100       0      0       0        0      0
March 2003              100     100       0      0       0        0      0
March 2004              100     100       0      0       0        0      0
March 2005              100     100       0      0       0        0      0
March 2006              100     100       0      0       0        0      0
March 2007              100     100       0      0       0        0      0
March 2008              100     100       0      0       0        0      0
March 2009              100     100       0      0       0        0      0
March 2010              100     100       0      0       0        0      0
March 2011              100     100       0      0       0        0      0
March 2012              100     100       0      0       0        0      0
March 2013              100     100       0      0       0        0      0
March 2014              100     100       0      0       0        0      0
March 2015              100     100       0      0       0        0      0
March 2016              100     100       0      0       0        0      0
March 2017              100      60       0      0       0        0      0
March 2018              100       0       0      0       0        0      0
March 2019              100       0       0      0       0        0      0
March 2020              100       0       0      0       0        0      0
March 2021              100       0       0      0       0        0      0
March 2022                0       0       0      0       0        0      0
March 2023                0       0       0      0       0        0      0
Weighted Average
 Life (years)**        28.5    24.1     8.0    8.0     8.0      2.2    2.1



                                         M Class
                       -----------------------------------------------------
                                        PSA Prepayment
                                           Assumption
                       -----------------------------------------------------
Date                     0%     65%    150%    175%    200%    450%    500%
----                     --     ---    ----    ----    ----    ----    ----
Initial Percent         100     100    100     100     100      100     100
March 1994              100     100    100     100     100      100     100
March 1995              100     100    100     100     100      100     100
March 1996              100     100    100     100     100        0       0
March 1997              100     100    100     100     100        0       0
March 1998              100     100    100     100     100        0       0
March 1999              100     100    100     100     100        0       0
March 2000              100     100    100     100     100        0       0
March 2001              100     100    100     100     100        0       0
March 2002              100     100     98      98      98        0       0
March 2003              100     100     86      86      86        0       0
March 2004              100     100     76      76      76        0       0
March 2005              100     100     64      64      64        0       0
March 2006              100     100     51      51      51        0       0
March 2007              100     100     37      37      37        0       0
March 2008              100     100     23      23      23        0       0
March 2009              100     100      9       9       9        0       0
March 2010              100     100      0       0       0        0       0
March 2011              100     100      0       0       0        0       0
March 2012              100     100      0       0       0        0       0
March 2013              100     100      0       0       0        0       0
March 2014              100     100      0       0       0        0       0
March 2015              100     100      0       0       0        0       0
March 2016              100     100      0       0       0        0       0
March 2017              100     100      0       0       0        0       0
March 2018              100       9      0       0       0        0       0
March 2019              100       0      0       0       0        0       0
March 2020              100       0      0       0       0        0       0
March 2021              100       0      0       0       0        0       0
March 2022                0       0      0       0       0        0       0
March 2023                0       0      0       0       0        0       0
Weighted Average
 Life (years)**        28.6    24.7   13.0    13.0    13.0      2.4     2.2


                                     FA, SA and SB Classes
                       --------------------------------------------------
                                          PSA Prepayment
                                           Assumption
                       --------------------------------------------------
Date                   0%        65%         175%        450%        500%
Initial Percent       100        100         100          100        100
March 1994            100        100          96           58         51
March 1995            100        100          89            0          0
March 1996            100        100          79            0          0
March 1997            100        100          71            0          0
March 1998            100        100          66            0          0
March 1999            100        100          62            0          0
March 2000            100        100          59            0          0
March 2001            100        100          58            0          0
March 2002            100        100          57            0          0
March 2003            100        100          56            0          0
March 2004            100        100          55            0          0
March 2005            100        100          53            0          0
March 2006            100        100          51            0          0
March 2007            100        100          49            0          0
March 2008            100        100          47            0          0
March 2009            100        100          44            0          0
March 2010            100        100          41            0          0
March 2011            100        100          37            0          0
March 2012            100        100          33            0          0
March 2013            100        100          28            0          0
March 2014            100        100          25            0          0
March 2015            100        100          21            0          0
March 2016            100        100          17            0          0
March 2017            100        100          14            0          0
March 2018            100        100          11            0          0
March 2019            100         81           8            0          0
March 2020            100         60           6            0          0
March 2021            100         39           4            0          0
March 2022             79         18           2            0          0
March 2023              0          0           0            0          0
Weighted Average
 Life (years)**      29.4       27.5        12.9          1.1        1.0
----------
** Determined as specified under "Weighted Average Lives of the Certificates" herein.

+ In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

               CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

    The following tax discussion, when read in conjunction with the discussion of "Certain Federal Income Tax Consequences" in the REMIC Prospectus, describes the current federal income tax treatment of investors in the Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

REMIC Elections and Special Tax Attributes

    Elections will be made to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

    As a consequence of the qualification of the Trust and the Lower Tier REMIC as REMICs, the Certificates generally will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences-Special Tax Attributes" in the REMIC Prospectus.

Taxation of Beneficial Owners of Regular Certificates

    The N, G, H, S and SA Classes will be, and certain other Classes of Certificates may be, issued with original issue discount for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount will be 175% PSA. See "Certain Federal Income Tax Consequences-Taxation of Beneficial Owners of Regular Certificates-Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at that or any other rate. See "Description of the Certificates-Weighted Average Lives of the Certificates" herein and "Description of the Certificates-Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus. In addition, certain Classes of Certificates may be treated as having been issued at a premium for federal income tax purposes. See "Certain Federal Income Tax Consequences-Taxation of Beneficial Owners of Regular Certificates-Certificates Purchased at a Premium" in the REMIC Prospectus.

    Additional tax consequences affecting beneficial owners of Retail Certificates are discussed under "Description of the Certificates-The Retail Certificates-Retail Principal Distributions-Tax Information" herein.

Taxation of Beneficial Owners of Residual Certificates

    Under the Regulations, neither the R nor the RL Certificates will have significant value. As a result, an organization to which section 593 of the Code applies and which is the beneficial owner of any R or RL Certificate may not use its allowable deductions to offset any "excess inclusions" with respect to such Certificate. See "Certain Federal Income Tax Consequences-Taxation of Beneficial Owners of Residual Certificates-Excess Inclusions" in the REMIC Prospectus.

    For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 8.12% (which is 120% of the "federal long-term rate"). See "Certain Federal Income Tax Consequences-Taxation of Beneficial Owners of Residual Certificates-Excess Inclusions" and "-Foreign Investors-Residual Certificates" in the REMIC Prospectus. The federal income tax consequences of any consideration paid to a transferee on the transfer of any R or RL Certificate are unclear; any transferee receiving such consideration should consult its own tax advisors.

    Under the proposed IRS regulations relating to original issue discount, the Lower Tier Regular Interests would be treated as a single debt instrument for original issue discount purposes because they were issued to the Trust in a single transaction. Although there can be no assurance that final regulations will apply this aggregation rule to the Lower Tier Regular Interests, Fannie Mae intends to calculate the taxable income (or net loss) of the Trust and of the Lower Tier REMIC (and to report to the R and RL Certificateholders) by treating the Lower Tier Regular Interests as a single debt instrument. A failure of the Lower Tier Regular Interests to qualify as a single debt instrument for original issue discount purposes could result in material adverse tax consequences to the beneficial owners of the RL Class.

                              PLAN OF DISTRIBUTION

    General. The Dealer will receive the Certificates in exchange for the MBS pursuant to a Fannie Mae commitment. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect such transactions to or through dealers.

    Increase in Certificates. Fannie Mae and the Dealer may agree to offer hereby Certificates in addition to those contemplated as of the date hereof. In such event, the MBS will be increased in principal balance, but it is expected that all additional MBS will have the same characteristics as described herein under "Description of the Certificates-The MBS." The proportion that the original principal balance of each Class (and any Components) bears to the aggregate original principal balance of all the Certificates will remain the same. The dollar amounts reflected in the Principal Balance Schedules will be increased in pro rata amounts that correspond to the increase of the principal balance of the Certificates.

                                 LEGAL MATTERS

    Certain legal matters will be passed upon for the Dealer by Skadden, Arps, Slate, Meagher & Flom.

    No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement and the accompanying REMIC Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus Supplement and the accompanying REMIC Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the Certificates offered hereby in any state to any person to whom it is unlawful to make such offer or solicitation in such state. The delivery of this Prospectus Supplement and the accompanying REMIC Prospectus at any time does not imply that the information contained herein or therein is correct as of any time subsequent to the date hereof.

                                ---------------

                               TABLE OF CONTENTS


                                                                        Page
                                                                        ----
                             Prospectus Supplement

Table of Contents                                                       S- 3
Description of the Certificates                                         S- 4
Certain Additional Federal Income Tax
  Consequences                                                          S-40
Plan of Distribution                                                    S-41
Legal Matters                                                           S-41

                                REMIC Prospectus

Prospectus Supplement                                                      2
Summary of Prospectus                                                      3
Description of the Certificates                                            7
The Trust Agreement                                                       20
Certain Federal Income Tax
  Consequences                                                            22
Legal Investment Considerations                                           32
Legal Opinion                                                             33
ERISA Considerations                                                      33
Glossary                                                                  34



                                  $500,000,000

                                Federal National
                              Mortgage Association

                               [FANNIE MAE LOGO]

                                Guaranteed REMIC
                           Pass-Through Certificates
                         Fannie Mae REMIC Trust 1993-41

                                ---------------
                             PROSPECTUS SUPPLEMENT
                                ---------------

                                LEHMAN BROTHERS


                               February 23, 1993

                                                             Annex 2(b)





                             Prospectus Supplement
                              dated March 17, 1993
                                       to
                       Prospectus dated December 29, 1992
                                  relating to

                     Federal National Mortgage Association
                   Guaranteed Remic Pass-Through Certificates
                         Fannie Mae REMIC Trust 1993-56

PROSPECTUS SUPPLEMENT
 (To Prospectus dated December 29, 1992)

                                 $1,000,000,000
                     Federal National Mortgage Association

                               [FANNIE MAE LOGO]

   Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1993-56
                                ---------------

The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1993-56 (the "Trust"). The assets of the Trust will consist of the "regular interests" in a separate trust fund (the "Lower Tier REMIC"). The assets of the Lower Tier REMIC will consist of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "MBS"), each of which will represent a beneficial interest in a pool (the "Pool") of first lien, single-family, fixed-rate residential mortgage loans (the "Mortgage Loans") having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae and offered by Fannie Mae pursuant to its Prospectus for Guaranteed Mortgage Pass-Through Certificates (the "MBS Prospectus"), available as described herein, and its Prospectus for Guaranteed REMIC Pass-Through Certificates (the "REMIC Prospectus"), accompanying this Prospectus Supplement.

Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates-Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates-Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.
                                                 (Cover continued on next page)
                                ---------------

THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE AN OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OTHER THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.

            Original                                               Final
            Principal      Principal    Interest     Interest   Distribution
Class        Balance       Type(1)        Rate       Type(1)       Date
-----       ---------      ---------    --------     --------   ------------
PA        $  2,295,000      PAC/LIQ       5.000%        FIX      April 1996
PJ          13,661,000        PAC         5.000%        FIX      April 1999
PK          39,943,000        PAC         5.000%        FIX      December 2006
PB          34,790,000        PAC         5.000%        FIX      August 2008
PL          20,502,000        PAC         5.500%        FIX      June 2009
PC          26,020,000        PAC         5.500%        FIX      July 2012
PM          34,279,000        PAC         5.500%        FIX      July 2012
PF          81,985,000      PAC/AD         (2)          FLT      June 2022
PS             (3)            NTL          (2)         INV/IO    June 2022
PD          75,060,000        PAC         6.000%        FIX      August 2015
PE          45,375,000        PAC         6.400%        FIX      July 2018
PN          56,265,000        PAC         6.350%        FIX      July 2018
PG          59,910,000        PAC         6.750%        FIX      February 2021
PT          65,901,000        PAC         6.600%        FIX      February 2021
PH          72,492,000        PAC         6.750%        FIX      June 2022
PV             (3)            NTL         7.000%       FIX/IO    August 2015

            Original                                               Final
            Principal      Principal    Interest     Interest   Distribution
Class        Balance       Type(1)        Rate       Type(1)       Date
-----       ---------      ---------    --------     --------   ------------
PW             (3)            NTL        7.000%       FIX/IO      June 2022
PZ        $ 19,924,000        PAC        7.000%         Z         May 2023
A            9,087,000         AD        5.500%        FIX        October 1999
BA           3,507,000         AD        5.750%        FIX        September 2002
B            2,505,000         AD        6.000%        FIX        September 2002
CA           4,578,000         AD        6.250%        FIX        October 2005
C            3,815,000         AD        6.500%        FIX        October 2005
D           18,754,000         AD        7.000%        FIX        August 2010
E           94,878,000        PAC        7.000%        FIX        May 2023
G           56,894,000        PAC        7.000%        FIX        May 2023
FA          52,318,000        TAC          (2)         FLT        May 2023
SA          22,422,000        TAC          (2)         INV        May 2023
FB          57,988,000        CPT          (2)         FLT        May 2023
SB          24,852,000        CPT          (2)         INV        May 2023
R                    0        NPR        0.000%        NPR        May 2023
RL                   0        NPR        0.000%        NPR        May 2023

----------
(1) See "Description of the Certificates-Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates-Distributions of Interest" and "-Distributions of Principal" herein.

(2) These Classes will bear interest based on "LIBOR," as described under "Description of the Certificates-Distributions of Interest" herein and "Description of the Certificates-Indices Applicable to Floating Rate and Inverse Floating Rate Classes" in the REMIC Prospectus.

3) The PS, PV and PW Classes will be Notional Classes, will have no principal balances and will bear interest on their notional principal balances (initially, $81,985,000, $34,507,500 and $11,463,271, respectively). The notional principal balances of these Classes will be calculated based on the principal balances of certain PAC and Accretion Directed Classes. See "Description of the Certificates-General-Notional Classes" herein.
                                ---------------

The Certificates will be offered by Morgan Stanley & Co. Incorporated (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

The Certificates are offered by the Dealer, subject to issuance by Fannie Mae, to prior sale or to withdrawal or modification of the offer without notice, when, as and if delivered to and accepted by the Dealer, and subject to approval of certain legal matters by counsel. It is expected that the Certificates, except for the R and RL Classes, will be available through the book-entry system of the Federal Reserve Banks on or about May 28, 1993 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, New York, New York 10020, on or about the Settlement Date.
                                ---------------

                              MORGAN STANLEY & CO.
                                  Incorporated
March 17, 1993

(Cover continued from previous page)

THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS ASSOCIATED WITH SUCH CERTIFICATES.

The yield to investors in each Class will be sensitive in varying degrees to the rate of principal payments of the Mortgage Loans, the characteristics of the Mortgage Loans actually included in the Pool, the purchase price paid for the related Class and, in the case of any Floating Rate and Inverse Floating Rate Classes, the level of the applicable Index (as defined herein). Accordingly, investors should consider the following risks:

 o The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

 o Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

 o In the case of any Certificates purchased at a discount to their principal amounts, a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

 o In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

 o In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

 o The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the applicable Index, particularly if the interest rate thereon fluctuates as a multiple of such Index.

See "Description of the Certificates-Yield Considerations" herein.

In addition, investors should purchase Certificates only after considering the following:

 o The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates-Weighted Average Lives of the Certificates" herein and "Description of the Certificates-Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

 o The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Description of the Certificates-Reinvestment Risk" in the REMIC Prospectus.

 o Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

        The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

        These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus or the MBS Prospectus. Any representation to the contrary is a criminal offense.

        This Prospectus Supplement does not contain complete information about the Certificates. Investors should purchase Certificates only after reading this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus dated January 1, 1993 and the Fannie Mae Information Statement dated February 16, 1993 and any supplements thereto (the "Information Statement"). The MBS Prospectus and the Information Statement are incorporated herein by reference and may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-2N, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents may also be obtained from Morgan Stanley & Co. Incorporated by writing or calling its Prospectus Department at 1251 Avenue of the Americas, New York, New York 10020 (telephone (212) 703-7630).

                               TABLE OF CONTENTS


                                                             Page
                                                             ----

Description of the Certificates                              S- 4
  General                                                    S- 4
      Structure                                              S- 4
      MBS Distributions                                      S- 4
      Fannie Mae Guaranty                                    S- 4
      Characteristics of Certificates                        S- 4
      Notional Classes                                       S- 5
      Components                                             S- 5
      Authorized Denominations                               S- 5
      Distribution Dates                                     S- 6
      Calculation of Distributions                           S- 6
      Record Date                                            S- 6
      REMIC Trust Factors                                    S- 6
      Optional Termination                                   S- 6
      Liquid Assets                                          S -6
     The MBS                                                 S- 7
     Distributions of Interest                               S- 7
       Categories of Classes                                 S- 7
       General                                               S- 7
       Interest Accrual Periods                              S- 8
       Accrual Class                                         S- 8
       Floating Rate and Inverse Floating
         Rate Classes                                        S- 8
     Calculation of LIBOR                                    S- 8
     Distributions of Principal                              S- 9
       Categories of Classes                                 S- 9
       Principal Distribution Amount                         S- 9
       Accrual Amount                                        S- 9
       Cash Flow Distribution Amount                         S-10
     Structuring Assumptions                                 S-11
       Pricing Assumptions                                   S-11
       PSA Assumptions                                       S-11
    Principal Balance Schedules                              S-13
    Characteristics of the R and
     RL Classes                                              S-26
    Yield Considerations                                     S-26
      General                                                S-26
      The Interest Only Classes                              S-27
      The Inverse Floating Rate Classes                      S-27
  Weighted Average Lives of the
   Certificates                                              S-29
  Decrement Tables                                           S-30

Certain Additional Federal Income
 Tax Consequences                                            S-34
 REMIC Elections and Special Tax
  Attributes                                                 S-34
 Taxation of Beneficial Owners of
  Regular Certificates                                       S-34
  Taxation of Beneficial Owners of
   Residual Certificates                                     S-34

Plan of Distribution                                         S-35
   General                                                   S-35
   Increase in Certificates                                  S-35
Legal Matters                                                S-35

                        DESCRIPTION OF THE CERTIFICATES

        The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the REMIC Prospectus, the MBS Prospectus and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the respective meanings assigned to such terms in the REMIC Prospectus (including the Glossary contained therein), the MBS Prospectus or the Trust Agreement (as the context may require).

General

        Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of May 1, 1993 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as Trustee, and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

        The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

        The assets of the Trust will consist of the Lower Tier Regular Interests, and the Certificates, other than the RL Class, will evidence the entire beneficial ownership interest in the distributions of principal and interest on the Lower Tier Regular Interests.

        The assets of the Lower Tier REMIC will consist of the MBS, and the Lower Tier Regular Interests and the RL Class (collectively, the "Lower Tier Interests") will in the aggregate evidence the entire beneficial ownership interest in the distributions of principal and interest on the MBS.

        MBS Distributions. The MBS will provide that principal and interest on the underlying Mortgage Loans will be passed through monthly, commencing on the 25th day of the month following the month of the initial issuance of the MBS (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day).

        Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the MBS Account. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates-Fannie Mae's Guaranty" in the REMIC Prospectus and "Description of Certificates-The Corporation's Guaranty" in the MBS Prospectus.

        Characteristics of Certificates. The Certificates, other than the R and RL Certificates, will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. Such entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts such Certificates have been deposited are herein referred to as "Holders" or "Certificateholders." A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates-Denominations, Book-Entry Form" in the REMIC Prospectus.

        The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to the R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R and RL Certificates will be transferable at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any registration of transfer of the R or RL Certificate and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

        The distribution to the Holder of the R or RL Certificate of the proceeds of any remaining assets of the Trust or the Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of the related Certificate at the office of the Paying Agent. The Paying Agent initially will be State Street.

        Notional Classes. The PS, PV and PW Classes will be Notional Classes. A Notional Class will have no principal balance and will bear interest at the per annum interest rate set forth on the cover or described herein during each Interest Accrual Period on the related notional principal balance. The notional principal balance of each Notional Class will be equal to the indicated percentage of the outstanding principal balance of the following Classes immediately prior to the related Distribution Date:



                                             Percentage of
                                            Principal Balance
Class                                       of Specified Class
-----                                       ------------------
PS                                               100% of PF Class
PV                                     28.5714285714% of PJ Class
                                       28.5714285714% of PK Class
                                       21.4285714286% of PL Class
                                       21.4285714286% of PM Class
                                        8.3333333333% of PD Class
                                       13.1868131868% of A Class


PW                                      9.2857142857% of PN Class
                                        5.7142857143% of PT Class
                                       1.8707482993% of PH Class
                                       17.8571428571% of BA Class
                                       10.7142857143% of CA Class

        The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the MBS or the underlying Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to any such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balance of any Notional Class.

        Components. For purposes of calculating payments of principal, the PF, FB and SB Classes are comprised of multiple payment components having the designations and original principal balances set forth below:

                                            Original Principal
        Designation                              Balance __
        -----------                         -------------------
       PF1 Component                           $  78,123,000
       PF2 Component                               3,862,000
       FB1 Component                               2,800,000
       FB2 Component                              55,188,000
       SB1 Component                               1,200,000
       SB2 Component                              23,652,000

Components are not separately transferable from the related Class of Certificates.

        Authorized Denominations. The Certificates, other than the R and RL Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. Each of the R and RL Classes will be issued as a single certificate and will not have a principal balance.

        Distribution Dates. Distributions on the Certificates will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day), commencing in the month following the Settlement Date.

        Calculation of Distributions. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Classes, if any) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one month periods set forth herein under "Distributions of Interest-Interest Accrual Periods." Principal on the Certificates will be distributed on each Distribution Date in an amount equal to the sum of the aggregate distributions of principal concurrently made on the MBS and any interest accrued and added on such Distribution Date to the principal balances of the Accrual Classes, if any. See "Distributions of Principal" herein.

        Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

        REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which, when multiplied by the original principal balance of a Certificate of such Class, will equal the remaining principal balance of such Certificate after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balances of any Accrual Classes on such Distribution Date.

        Optional Termination. Consistent with its policy described under "Description of Certificates- Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Trust or the Lower Tier REMIC through the exercise of its right to repurchase the Mortgage Loans underlying any MBS unless only one Mortgage Loan remains in the related Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

        Liquid Assets. The PA Class is intended to qualify as "liquid assets" for purposes of the liquidity requirements applicable to federal savings associations, federal savings banks and state-chartered associations whose deposits are insured by the Federal Deposit Insurance Corporation.

The MBS

        The MBS underlying the Certificates will have the aggregate unpaid principal balance and Pass-Through Rate set forth below and the general characteristics described in the MBS Prospectus. The Mortgage Loans will be conventional Level Payment Mortgage Loans secured by a first mortgage or deed of trust on a one- to four-family ("single-family") residential property and having an original maturity of up to 30 years, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The characteristics of the MBS and Mortgage Loans as of May 1, 1993 (the "Issue Date") are expected to be as follows:

    MBS

    Aggregate Unpaid Principal Balance                   $1,000,000,000
    Pass-Through Rate                                        7.00%
    Mortgage Loans
    Range of WACs (per annum percentages)                7.25% to 9.50%
    Range of WAMs                                   180 months to 360 months
    Approximate Weighted Average WAM                      357 months
    Approximate Weighted Average CAGE                       3 months

        Following the issuance of the Certificates, Fannie Mae will prepare a Final Data Statement setting forth the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying each MBS, along with the weighted average of all the current or original WACs and the weighted average of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying the MBS as of the Issue Date. The Final Data Statement will not accompany this Prospectus Supplement but will be made available by Fannie Mae. To request the Final Data Statement, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

    Categories of Classes

For the purpose of payments of interest, the Classes will be categorized as follows:

Interest Type*            Classes
--------------            -------
Fixed Rate                All Classes except FA, SA, FB, SB, PF, PS, R and RL
Floating Rate             FA, FB and PF
Inverse Floating Rate     SA, SB and PS
Interest Only             PS, PV and PW
Accrual                   PZ
No Payment Residual       R and RL
-----------
* See "Description of the Certificates-Class Definitions and Abbreviations" in the REMIC Prospectus.

        General. The interest-bearing Certificates will bear interest at the respective per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Classes) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

        Interest Accrual Periods. Interest to be distributed or added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one-month periods set forth below (each, an "Interest Accrual Period").

           Classes                  Interest Accrual Period
           -------                  -----------------------
FA, SA, FB, SB, PF and PS           One month period beginning on the 25th
(collectively,                      day of the month preceding the month of
the "No Delay Classes")             the Distribution Date and ending on the
                                    24th day of the month of the Distribution
                                    Date

All other interest-bearing          Calendar month preceding the month in
Classes (collectively,              which the Distribution Date occurs
the "Delay Classes")

See "Yield Considerations" herein.

        Accrual Class. The PZ Class is an Accrual Class. Interest will accrue on the Accrual Class at the per annum rate set forth on the cover hereof. However, such interest will not be distributed until the Distribution Date following the Distribution Date on which the principal balance of the D Class has been reduced to zero. Interest so accrued and unpaid on the Accrual Class will be added as principal to the principal balance thereof on each Distribution Date. Distributions of principal of any Accrual Class will be distributed as described herein.

        Floating Rate and Inverse Floating Rate Classes. Each of the following Classes will bear interest during its initial Interest Accrual Period at the Initial Interest Rate set forth below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable Maximum and Minimum Interest Rates, at the rate determined as described below:


          Initial     Maximum      Minimum          Formula for
          Interest    Interest     Interest        Calculation of
Class     Rate        Rate         Rate            Interest Rate
-----     --------    --------     --------       ---------------
FA       4.27500%    10.00000%     1.15%      LIBOR + 115 basis points
SA      13.35833%    20.65000%     0.00%      20.65% - (2.33333334  LIBOR)
FB       4.37500%    10.00000%     1.25%          LIBOR + 125 basis points
SB      13.12499%    20.41666%     0.00%    20.41666% - (2.33333334  LIBOR)
PF       3.62500%     9.50000%     0.50%        LIBOR + 50 basis points
PS       5.87500%     9.00000%     0.00%           9.00% - LIBOR

        The yields with respect to such Classes will be affected by changes in the applicable index, as set forth in the table above (an "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of the Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of the Index.

        The Index value will be established as described herein by Fannie Mae two business days prior to the commencement of the related Interest Accrual Period. The establishment of the Index value by Fannie Mae and Fannie Mae's determination of the rate of interest for the applicable Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

        On each LIBOR Determination Date, until the principal balances of the FA, SA, FB, SB, PF and PS Classes (the "LIBOR Classes") have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC Prospectus under

"Description of the Certificates-Indices Applicable to Floating Rate and Inverse Floating Rate Classes-LIBOR."

        If on the initial LIBOR Determination Date, Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be 3.125%.

Distributions of Principal

        Categories of Classes

        For the purpose of payments of principal, the Classes or Components will be categorized as follows:

Principal Type*                       Classes or Components
---------------                       ---------------------
PAC I                           PA, PB, PC, PD, PE, PG, PH, PJ, PK,
                                 PL, PM, PN, PT, PZ and PF1
PAC II                          E, FB1, SB1 and G
TAC                             FA and SA
Notional                        PS, PV and PW
Accretion Directed              A, B, BA, C, CA, D and PF2
Support                         FB2 and SB2
Component                       PF, FB and SB
Liquid Asset                    PA
No Payment Residual             R and RL
----------
* See "Description of the Certificates-Class Definitions and Abbreviations" in the REMIC Prospectus.

        Principal Distribution Amount

        Principal will be distributed monthly on the Certificates in an amount (the "Principal Distribution Amount") equal to the sum of (i) the aggregate distributions of principal concurrently made on the MBS (the "Cash Flow Distribution Amount") and (ii) any interest accrued and added on such Distribution Date to the principal balance of the Accrual Class (the "Accrual Amount").

        Accrual Amount

        On each Distribution Date, the Accrual Amount, if any, will be distributed in the following order of priority:

        (i) to the Accretion Directed Classes and Component, in the order and proportions set forth in the following table, until the principal balances thereof are reduced to zero:


Accretion Directed Classes and Component and PAC I Class


         Class listed in the
         preceding column             B Class        C Class           PF2 Component      Accretion
                                                                                          Directed
         -------------------          -------        -------           -------------      Classes and
                                                                                          Component
A            81.25%                     0%              0%                 18.75%         and
BA            50%                 35.7142857143%        0%             14.2857142857%     PAC I
CA            50%                       0%         41.6666666667%       8.3333333333%     Class
D            100%                       0%              0%                    0%


        (ii)   to the PZ Class, without regard to its Planned Balance.

      Cash Flow Distribution Amount

        On each Distribution Date, the Cash Flow Distribution Amount will be distributed as principal of the Classes and Components in the following order of priority:


         (i) to the following PAC I Classes and Component, in the order and proportions set forth in the following table, until the principal balances thereof are reduced to their respective Planned Balances for such Distribution Date:


PAC I Classes and Component



                                  Allocated to

          Class listed in
          the preceding
          column                PA Class             PB Class         PC Class          PE Class
PJ            50%            27.7777777778%             0%               0%                0%
PJ            50%                  0%             27.7777777778%         0%                0%           PAC I
PK            50%                  0%             27.7777777778%         0%                0%           Classes
PL            50%                  0%             27.7777777778%         0%                0%           and
PL            50%                  0%                   0%             31.25%              0%           Component
PM            50%                  0%                   0%             31.25%              0%
PD       85.7142857143%            0%                   0%               0%                0%
PN            50%                  0%                   0%               0%          40.3225806452%
PT            50%                  0%                   0%               0%                0%
PH       95.4545454545%            0%                   0%               0%                0%




            PF1 Component              PG Class
            -------------              --------
PJ          22.2222222222%                0%
PJ          22.2222222222%                0%
PK          22.2222222222%                0%
PL          22.2222222222%                0%
PL              18.75%                    0%
PM              18.75%                    0%
PD          14.2857142857%                0%
PN           9.6774193548%                0%
PT           4.5454545455%          45.4545454545%
PH           4.5454545455%                0%





         (ii) to the PZ Class, until the principal balance thereof is reduced to its Planned Balance for such Distribution Date;


         (iii) to the E Class, until the principal balance thereof is reduced to its Planned Balance for such Distribution Date;



         (iv)    concurrently, to the FB1 and the SB1 Components, in proportion        PAC II
    to their original principal balances (or 70% and 30%, respectively), until         Classes
    the principal balances thereof are reduced to their respective Planned             and
    Balances for such Distribution Date;                                               Components

         (v) to the G Class, until the principal balance thereof is reduced to its Planned Balance for such Distribution Date;


                                                                                       TAC
         (vi)    concurrently, to the FA and SA Classes, in proportion to their        Classes
    original principal balances (or 70% and 30%, respectively), until the principal balances thereof are reduced to their respective Targeted Balances for such Distribution Date;



         (vii)   concurrently, to the FB2 and SB2 Components, in proportion to         Support
    their original principal balances (or 70% and 30%, respectively), until the        Components
    principal balances thereof are reduced to zero;



         (viii)  concurrently, to the FA and SA Classes, in the proportions set        TAC
forth in clause (vi) above, without regard to their Targeted Balances and until        Classes
the principal balances thereof are reduced to zero;

         (ix) to the G Class, without regard to its Planned Balance and until the principal balance thereof has been reduced to zero;



         (x)     to the E Class, without regard to its Planned Balance and until       PAC II
    the principal balance thereof has been reduced to zero;                            Classes
                                                                                       and
         (xi)    concurrently, to the FB1 and SB1 Components, in the proportions       Components
    set forth in clause (iv) above, without regard to their Planned Balances and until the principal balances thereof are reduced to zero;



         (xii) to the PAC I Classes and Component set forth in clause (i) above, in the order and proportions set forth therein, without regard to their Planned Balances and until the principal balances thereof are reduced to zero;

         (xiii)  to the Accretion Directed Classes and Component, in the order
    and proportions set forth in the following table, until the principal              PAC I
    balances thereof are reduced to zero:                                              and
                                                                                       Accretion
                                                                                       Directed
                                                                                       Classes
                                                                                       and
                                                                                       Components
                                Allocated to

      Class listed in the
      preceding column           B Class        C Class          PF2 Component
      -------------------        -------        -------          -------------
A          81.25%                   0%             0%                18.75%
BA          50%              35.7142857143%        0%           14.2857142857%
CA          50%                     0%       41.6666666667%      8.3333333333%
D          100%                     0%             0%                  0%


         (xiv) to the PZ Class, without regard to its Planned Balance and until the principal balance thereof has been reduced to zero.

Structuring Assumptions

        Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumptions (the "Pricing Assumptions"):

       o each Mortgage Loan bears interest at a rate of 7.65% per annum and has an original term to maturity of 360 months, and the following principal amounts of the Mortgage Loans have the remaining terms to maturity and CAGEs, respectively, as specified:

                        $500,000,000      359 months        1 month
                        $200,000,000      358 months        2 months
                        $100,000,000      356 months        4 months
                        $100,000,000      354 months        6 months
                        $100,000,000      352 months        8 months




       o the Mortgage Loans prepay at the constant percentages of PSA specified in the related table;

       o the closing date for the sale of the Certificates is the Settlement Date; and

       o the first Distribution Date for the Certificates occurs in the month following the Settlement Date.

        PSA Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Public Securities Association's standard prepayment model ("PSA"). To assume a specified rate of PSA (for example, 175% PSA) is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates-Prepayment Considerations and Risks" in the REMIC Prospectus. There is no assurance that prepayments will occur at any PSA rate or at any other constant rate.

        The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the Mortgage Loans prepay at the approximate constant levels set forth in the following table.

     Principal Balance        Related Classes
     Schedule References      and Components              PSA Levels
     -------------------      ---------------             ----------
     Planned Balances         PAC I and PF1          Between  95% and 225%
     Planned Balances         E, FB1 and SB1         Between 115% and 205%
     Planned Balances         G                      Between 140% and 205%
     Targeted Balances        TAC                             175%



        There is no assurance that the principal balances of the Classes and Components listed above will conform on any Distribution Date to the applicable balances specified for such Distribution Date in the Principal Balance Schedules below, or that distributions of principal on the related Classes and Components will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal available for distribution on any Distribution Date over the amount necessary to reduce the principal balances of the applicable Classes and Components to their respective scheduled balances will be distributed, the ability to so reduce the principal balances of such Classes and Components will not be enhanced by the averaging of high and low principal payments. In addition, even if prepayments remain within the ranges specified above, the principal available for distribution may be insufficient to reduce the applicable Classes and Components to such respective balances, if prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the Mortgage Loans (which may include recently originated Mortgage Loans), the Classes and Components specified above may not be reduced to their respective scheduled amounts, even if prepayments occur at a constant level within the ranges or at the rate specified above.


                         Principal Balance Schedules
                       PA Class       PJ Class        PK Class        PB Class        PL Class        PC Class        PM Class
    Distribution       Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date           Balance         Balance         Balance         Balance         Balance         Balance         Balance
---------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Initial Balance..... $ 2,295,000.00 $ 13,661,000.00 $ 39,943,000.00 $ 34,790,000.00 $ 20,502,000.00 $ 26,020,000.00 $ 34,279,000.00
June 1993...........   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
July 1993...........   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
August 1993.........   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
September 1993......   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
October 1993........   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
November 1993.......   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
December 1993.......   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
January 1994........   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
February 1994.......   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
March 1994..........   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
April 1994..........   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
May 1994............   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
June 1994...........   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
July 1994...........   2,295,000.00   13,661,000.00   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
August 1994.........   1,313,547.52   11,894,385.54   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
September 1994......     290,443.37   10,052,798.06   39,943,000.00   34,790,000.00   20,502,000.00   26,020,000.00   34,279,000.00
October 1994........           0.00    8,136,971.43   39,943,000.00   34,016,095.24   20,502,000.00   26,020,000.00   34,279,000.00
November 1994.......           0.00    6,147,675.69   39,943,000.00   32,910,930.94   20,502,000.00   26,020,000.00   34,279,000.00
December 1994.......           0.00    4,085,716.59   39,943,000.00   31,765,398.11   20,502,000.00   26,020,000.00   34,279,000.00
January 1995........           0.00    1,951,935.04   39,943,000.00   30,579,963.91   20,502,000.00   26,020,000.00   34,279,000.00
February 1995.......           0.00            0.00   39,690,206.55   29,355,114.75   20,502,000.00   26,020,000.00   34,279,000.00
March 1995..........           0.00            0.00   37,415,440.66   28,091,355.92   20,502,000.00   26,020,000.00   34,279,000.00
April 1995..........           0.00            0.00   35,079,235.15   26,793,463.97   20,502,000.00   26,020,000.00   34,279,000.00
May 1995............           0.00            0.00   32,682,444.70   25,461,913.72   20,502,000.00   26,020,000.00   34,279,000.00
June 1995...........           0.00            0.00   30,233,578.30   24,101,432.39   20,502,000.00   26,020,000.00   34,279,000.00
July 1995...........           0.00            0.00   27,733,428.00   22,712,460.00   20,502,000.00   26,020,000.00   34,279,000.00
August 1995.........           0.00            0.00   25,190,411.47   21,299,673.04   20,502,000.00   26,020,000.00   34,279,000.00
September 1995......           0.00            0.00   22,605,250.48   19,863,472.49   20,502,000.00   26,020,000.00   34,279,000.00
October 1995........           0.00            0.00   19,993,849.67   18,412,694.26   20,502,000.00   26,020,000.00   34,279,000.00
November 1995.......           0.00            0.00   17,394,597.60   16,968,665.33   20,502,000.00   26,020,000.00   34,279,000.00
December 1995.......           0.00            0.00   14,807,434.14   15,531,352.30   20,502,000.00   26,020,000.00   34,279,000.00
January 1996........           0.00            0.00   12,232,299.44   14,100,721.91   20,502,000.00   26,020,000.00   34,279,000.00
February 1996.......           0.00            0.00    9,669,133.94   12,676,741.08   20,502,000.00   26,020,000.00   34,279,000.00
March 1996..........           0.00            0.00    7,117,878.38   11,259,376.88   20,502,000.00   26,020,000.00   34,279,000.00
April 1996..........           0.00            0.00    4,578,473.77    9,848,596.54   20,502,000.00   26,020,000.00   34,279,000.00
May 1996............           0.00            0.00    2,050,861.43    8,444,367.46   20,502,000.00   26,020,000.00   34,279,000.00
June 1996...........           0.00            0.00            0.00    7,046,657.19   20,036,982.95   26,020,000.00   34,279,000.00
July 1996...........           0.00            0.00            0.00    5,655,433.45   17,532,780.21   26,020,000.00   34,279,000.00
August 1996.........           0.00            0.00            0.00    4,270,664.09   15,040,195.36   26,020,000.00   34,279,000.00
September 1996......           0.00            0.00            0.00    2,892,317.14   12,559,170.85   26,020,000.00   34,279,000.00
October 1996........           0.00            0.00            0.00    1,520,360.77   10,089,649.39   26,020,000.00   34,279,000.00
November 1996.......           0.00            0.00            0.00      154,763.32    7,631,573.98   26,020,000.00   34,279,000.00
December 1996.......           0.00            0.00            0.00            0.00    5,184,887.90   24,664,929.94   34,279,000.00
January 1997........           0.00            0.00            0.00            0.00    2,749,534.70   23,142,834.19   34,279,000.00
February 1997.......           0.00            0.00            0.00            0.00      325,458.20   21,627,786.38   34,279,000.00
March 1997..........           0.00            0.00            0.00            0.00            0.00   20,119,751.56   32,191,602.50
April 1997..........           0.00            0.00            0.00            0.00            0.00   18,618,694.97   29,789,911.96
May 1997............           0.00            0.00            0.00            0.00            0.00   17,124,582.02   27,399,331.23
June 1997...........           0.00            0.00            0.00            0.00            0.00   15,637,378.26   25,019,805.21
July 1997...........           0.00            0.00            0.00            0.00            0.00   14,157,049.42   22,651,279.07
August 1997.........           0.00            0.00            0.00            0.00            0.00   12,683,561.41   20,293,698.26
                                     S-13


                       PA Class       PJ Class        PK Class        PB Class        PL Class        PC Class        PM Class
    Distribution       Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date           Balance         Balance         Balance         Balance         Balance         Balance         Balance
---------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
September 1997...... $         0.00 $          0.00 $          0.00 $          0.00 $          0.00 $ 11,216,880.30 $ 17,947,008.48
October 1997........           0.00            0.00            0.00            0.00            0.00    9,756,972.32   15,611,155.71
November 1997.......           0.00            0.00            0.00            0.00            0.00    8,303,803.86   13,286,086.17
December 1997.......           0.00            0.00            0.00            0.00            0.00    6,857,341.47   10,971,746.36
January 1998........           0.00            0.00            0.00            0.00            0.00    5,417,551.89    8,668,083.03
February 1998.......           0.00            0.00            0.00            0.00            0.00    3,984,401.99    6,375,043.19
March 1998..........           0.00            0.00            0.00            0.00            0.00    2,557,858.81    4,092,574.10
April 1998..........           0.00            0.00            0.00            0.00            0.00    1,137,889.56    1,820,623.29
May 1998 and
  thereafter........           0.00            0.00            0.00            0.00            0.00            0.00            0.00

                                     S-14

                          PF1
                       Component       PD Class        PE Class        PN Class        PG Class        PT Class        PH Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Initial Balance..... $ 78,123,000.00 $ 75,060,000.00 $ 45,375,000.00 $ 56,265,000.00 $ 59,910,000.00 $ 65,901,000.00 $ 72,492,000.00
June 1993...........   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
July 1993...........   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
August 1993.........   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
September 1993......   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
October 1993........   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
November 1993.......   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
December 1993.......   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
January 1994........   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
February 1994.......   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
March 1994..........   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
April 1994..........   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
May 1994............   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
June 1994...........   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
July 1994...........   78,123,000.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
August 1994.........   77,337,838.02   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
September 1994......   76,519,354.69   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
October 1994........   75,667,876.19   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
November 1994.......   74,783,744.75   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
December 1994.......   73,867,318.48   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
January 1995........   72,918,971.13   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
February 1995.......   71,939,091.80   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
March 1995..........   70,928,084.74   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
April 1995..........   69,889,771.18   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
May 1995............   68,824,530.98   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
June 1995...........   67,736,145.91   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
July 1995...........   66,624,968.00   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
August 1995.........   65,494,738.43   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
September 1995......   64,345,777.99   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
October 1995........   63,185,155.41   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
November 1995.......   62,029,932.27   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
December 1995.......   60,880,081.84   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
January 1996........   59,735,577.53   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
February 1996.......   58,596,392.86   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
March 1996..........   57,462,501.50   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
April 1996..........   56,333,877.23   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
May 1996............   55,210,493.97   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
June 1996...........   54,092,325.76   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
July 1996...........   52,979,346.76   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
August 1996.........   51,871,531.27   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
September 1996......   50,768,853.71   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
October 1996........   49,671,288.62   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
November 1996.......   48,578,810.66   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
December 1996.......   47,641,957.96   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
January 1997........   46,728,700.51   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
February 1997.......   45,819,671.82   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
March 1997..........   44,914,850.94   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
April 1997..........   44,014,216.98   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
May 1997............   43,117,749.21   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
June 1997...........   42,225,426.95   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
July 1997...........   41,337,229.65   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
August 1997.........   40,453,136.85   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00

                                     S-15

                          PF1
                       Component       PD Class        PE Class        PN Class        PG Class        PT Class        PH Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
September 1997...... $ 39,573,128.18 $ 75,060,000.00 $ 45,375,000.00 $ 56,265,000.00 $ 59,910,000.00 $ 65,901,000.00 $ 72,492,000.00
October 1997........   38,697,183.39   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
November 1997.......   37,825,282.31   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
December 1997.......   36,957,404.88   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
January 1998........   36,093,531.14   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
February 1998.......   35,233,641.20   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
March 1998..........   34,377,715.29   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
April 1998..........   33,525,733.73   75,060,000.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
May 1998............   32,717,039.59   74,304,237.51   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
June 1998...........   32,073,876.54   70,445,259.26   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
July 1998...........   31,433,674.18   66,604,045.08   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
August 1998.........   30,796,417.79   62,780,506.75   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
September 1998......   30,162,092.74   58,974,556.46   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
October 1998........   29,530,684.48   55,186,106.86   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
November 1998.......   28,902,178.50   51,415,071.00   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
December 1998.......   28,276,560.39   47,661,362.35   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
January 1999........   27,653,815.80   43,924,894.80   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
February 1999.......   27,033,930.44   40,205,582.66   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
March 1999..........   26,416,890.11   36,503,340.67   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
April 1999..........   25,802,680.66   32,818,083.96   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
May 1999............   25,191,288.02   29,149,728.10   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
June 1999...........   24,582,698.17   25,498,189.05   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
July 1999...........   23,976,897.19   21,863,383.17   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
August 1999.........   23,373,871.21   18,245,227.23   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
September 1999......   22,773,606.41   14,643,638.43   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
October 1999........   22,176,089.06   11,058,534.36   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
November 1999.......   21,581,305.50    7,489,832.98   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
December 1999.......   20,989,242.11    3,937,452.69   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
January 2000........   20,399,885.37      401,312.23   45,375,000.00   56,265,000.00   59,910,000.00   65,901,000.00   72,492,000.00
February 2000.......   19,980,892.19            0.00   43,907,884.11   54,445,776.30   59,910,000.00   65,901,000.00   72,492,000.00
March 2000..........   19,585,290.25            0.00   42,259,542.72   52,401,832.97   59,910,000.00   65,901,000.00   72,492,000.00
April 2000..........   19,191,494.60            0.00   40,618,727.52   50,367,222.12   59,910,000.00   65,901,000.00   72,492,000.00
May 2000............   18,799,496.25            0.00   38,985,401.04   48,341,897.29   59,910,000.00   65,901,000.00   72,492,000.00
June 2000...........   18,409,286.24            0.00   37,359,525.98   46,325,812.22   59,910,000.00   65,901,000.00   72,492,000.00
July 2000...........   18,020,855.66            0.00   35,741,065.24   44,318,920.90   59,910,000.00   65,901,000.00   72,492,000.00
August 2000.........   17,634,195.65            0.00   34,129,981.89   42,321,177.54   59,910,000.00   65,901,000.00   72,492,000.00
September 2000......   17,249,297.40            0.00   32,526,239.16   40,332,536.56   59,910,000.00   65,901,000.00   72,492,000.00
October 2000........   16,866,152.12            0.00   30,929,800.48   38,352,952.60   59,910,000.00   65,901,000.00   72,492,000.00
November 2000.......   16,484,751.07            0.00   29,340,629.47   36,382,380.54   59,910,000.00   65,901,000.00   72,492,000.00
December 2000.......   16,105,085.57            0.00   27,758,689.89   34,420,775.46   59,910,000.00   65,901,000.00   72,492,000.00
January 2001........   15,727,146.97            0.00   26,183,945.69   32,468,092.66   59,910,000.00   65,901,000.00   72,492,000.00
February 2001.......   15,350,926.65            0.00   24,616,361.02   30,524,287.67   59,910,000.00   65,901,000.00   72,492,000.00
March 2001..........   14,976,416.04            0.00   23,055,900.18   28,589,316.22   59,910,000.00   65,901,000.00   72,492,000.00
April 2001..........   14,603,606.63            0.00   21,502,527.63   26,663,134.26   59,910,000.00   65,901,000.00   72,492,000.00
May 2001............   14,232,489.93            0.00   19,956,208.03   24,745,697.96   59,910,000.00   65,901,000.00   72,492,000.00
June 2001...........   13,863,057.49            0.00   18,416,906.20   22,836,963.69   59,910,000.00   65,901,000.00   72,492,000.00
July 2001...........   13,495,300.91            0.00   16,884,587.13   20,936,888.04   59,910,000.00   65,901,000.00   72,492,000.00
August 2001.........   13,129,211.83            0.00   15,359,215.98   19,045,427.81   59,910,000.00   65,901,000.00   72,492,000.00
September 2001......   12,764,781.94            0.00   13,840,758.07   17,162,540.01   59,910,000.00   65,901,000.00   72,492,000.00
October 2001........   12,402,002.94            0.00   12,329,178.91   15,288,181.85   59,910,000.00   65,901,000.00   72,492,000.00
November 2001.......   12,040,866.60            0.00   10,824,444.16   13,422,310.76   59,910,000.00   65,901,000.00   72,492,000.00
December 2001.......   11,681,364.71            0.00    9,326,519.65   11,564,884.36   59,910,000.00   65,901,000.00   72,492,000.00

                                     S-16

                          PF1
                       Component       PD Class        PE Class        PN Class        PG Class        PT Class        PH Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
January 2002........ $ 11,323,489.13 $          0.00 $  7,835,371.36 $  9,715,860.49 $ 59,910,000.00 $ 65,901,000.00 $ 72,492,000.00
February 2002.......   10,967,231.72            0.00    6,350,965.48    7,875,197.20   59,910,000.00   65,901,000.00   72,492,000.00
March 2002..........   10,612,584.40            0.00    4,873,268.32    6,042,852.72   59,910,000.00   65,901,000.00   72,492,000.00
April 2002..........   10,259,539.13            0.00    3,402,246.37    4,218,785.50   59,910,000.00   65,901,000.00   72,492,000.00
May 2002............    9,908,087.91            0.00    1,937,866.27    2,402,954.18   59,910,000.00   65,901,000.00   72,492,000.00
June 2002...........    9,558,222.77            0.00      480,094.85      595,317.62   59,910,000.00   65,901,000.00   72,492,000.00
July 2002...........    9,333,530.44            0.00            0.00            0.00   58,815,304.41   64,696,834.85   72,492,000.00
August 2002.........    9,170,678.65            0.00            0.00            0.00   57,186,786.48   62,905,465.13   72,492,000.00
September 2002......    9,008,560.72            0.00            0.00            0.00   55,565,607.17   61,122,167.89   72,492,000.00
October 2002........    8,847,172.98            0.00            0.00            0.00   53,951,729.79   59,346,902.77   72,492,000.00
November 2002.......    8,686,511.78            0.00            0.00            0.00   52,345,117.83   57,579,629.61   72,492,000.00
December 2002.......    8,526,573.49            0.00            0.00            0.00   50,745,734.94   55,820,308.43   72,492,000.00
January 2003........    8,368,275.47            0.00            0.00            0.00   49,162,754.68   54,079,030.15   72,492,000.00
February 2003.......    8,211,992.26            0.00            0.00            0.00   47,599,922.60   52,359,914.86   72,492,000.00
March 2003..........    8,057,699.02            0.00            0.00            0.00   46,056,990.18   50,662,689.20   72,492,000.00
April 2003..........    7,905,371.20            0.00            0.00            0.00   44,533,711.95   48,987,083.15   72,492,000.00
May 2003............    7,754,984.54            0.00            0.00            0.00   43,029,845.42   47,332,829.96   72,492,000.00
June 2003...........    7,606,515.10            0.00            0.00            0.00   41,545,151.02   45,699,666.12   72,492,000.00
July 2003...........    7,459,939.21            0.00            0.00            0.00   40,079,392.13   44,087,331.34   72,492,000.00
August 2003.........    7,315,233.50            0.00            0.00            0.00   38,632,334.99   42,495,568.49   72,492,000.00
September 2003......    7,172,374.87            0.00            0.00            0.00   37,203,748.69   40,924,123.56   72,492,000.00
October 2003........    7,031,340.51            0.00            0.00            0.00   35,793,405.14   39,372,745.65   72,492,000.00
November 2003.......    6,892,107.90            0.00            0.00            0.00   34,401,079.00   37,841,186.90   72,492,000.00
December 2003.......    6,754,654.77            0.00            0.00            0.00   33,026,547.69   36,329,202.46   72,492,000.00
January 2004........    6,618,959.13            0.00            0.00            0.00   31,669,591.35   34,836,550.48   72,492,000.00
February 2004.......    6,484,999.28            0.00            0.00            0.00   30,329,992.75   33,362,992.03   72,492,000.00
March 2004..........    6,352,753.74            0.00            0.00            0.00   29,007,537.37   31,908,291.11   72,492,000.00
April 2004..........    6,222,201.33            0.00            0.00            0.00   27,702,013.25   30,472,214.58   72,492,000.00
May 2004............    6,093,321.10            0.00            0.00            0.00   26,413,211.04   29,054,532.14   72,492,000.00
June 2004...........    5,966,092.39            0.00            0.00            0.00   25,140,923.90   27,655,016.29   72,492,000.00
July 2004...........    5,840,494.76            0.00            0.00            0.00   23,884,947.56   26,273,442.32   72,492,000.00
August 2004.........    5,716,508.02            0.00            0.00            0.00   22,645,080.21   24,909,588.23   72,492,000.00
September 2004......    5,594,112.25            0.00            0.00            0.00   21,421,122.49   23,563,234.74   72,492,000.00
October 2004........    5,473,287.75            0.00            0.00            0.00   20,212,877.49   22,234,165.24   72,492,000.00
November 2004.......    5,354,015.07            0.00            0.00            0.00   19,020,150.69   20,922,165.76   72,492,000.00
December 2004.......    5,236,274.99            0.00            0.00            0.00   17,842,749.93   19,627,024.92   72,492,000.00
January 2005........    5,120,048.54            0.00            0.00            0.00   16,680,485.40   18,348,533.94   72,492,000.00
February 2005.......    5,005,316.96            0.00            0.00            0.00   15,533,169.60   17,086,486.56   72,492,000.00
March 2005..........    4,892,061.73            0.00            0.00            0.00   14,400,617.32   15,840,679.05   72,492,000.00
April 2005..........    4,780,264.56            0.00            0.00            0.00   13,282,645.60   14,610,910.16   72,492,000.00
May 2005............    4,669,907.37            0.00            0.00            0.00   12,179,073.72   13,396,981.09   72,492,000.00
June 2005...........    4,560,972.31            0.00            0.00            0.00   11,089,723.15   12,198,695.46   72,492,000.00
July 2005...........    4,453,441.75            0.00            0.00            0.00   10,014,417.54   11,015,859.29   72,492,000.00
August 2005.........    4,347,298.27            0.00            0.00            0.00    8,952,982.69    9,848,280.96   72,492,000.00
September 2005......    4,242,524.65            0.00            0.00            0.00    7,905,246.54    8,695,771.19   72,492,000.00
October 2005........    4,139,103.91            0.00            0.00            0.00    6,871,039.10    7,558,143.01   72,492,000.00
November 2005.......    4,037,019.25            0.00            0.00            0.00    5,850,192.47    6,435,211.72   72,492,000.00
December 2005.......    3,936,254.08            0.00            0.00            0.00    4,842,540.80    5,326,794.88   72,492,000.00
January 2006........    3,836,792.03            0.00            0.00            0.00    3,847,920.25    4,232,712.28   72,492,000.00
February 2006.......    3,738,616.90            0.00            0.00            0.00    2,866,169.00    3,152,785.90   72,492,000.00
March 2006..........    3,641,712.72            0.00            0.00            0.00    1,897,127.18    2,086,839.90   72,492,000.00
April 2006..........    3,546,063.69            0.00            0.00            0.00      940,636.88    1,034,700.57   72,492,000.00

                                     S-17

                          PF1
                       Component       PD Class        PE Class        PN Class        PG Class        PT Class        PH Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
May 2006............ $  3,451,654.21 $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $ 72,484,738.47
June 2006...........    3,358,468.88            0.00            0.00            0.00            0.00            0.00   70,527,846.54
July 2006...........    3,266,492.48            0.00            0.00            0.00            0.00            0.00   68,596,342.06
August 2006.........    3,175,709.97            0.00            0.00            0.00            0.00            0.00   66,689,909.33
September 2006......    3,086,106.50            0.00            0.00            0.00            0.00            0.00   64,808,236.48
October 2006........    2,997,667.40            0.00            0.00            0.00            0.00            0.00   62,951,015.46
November 2006.......    2,910,378.19            0.00            0.00            0.00            0.00            0.00   61,117,941.97
December 2006.......    2,824,224.54            0.00            0.00            0.00            0.00            0.00   59,308,715.44
January 2007........    2,739,192.33            0.00            0.00            0.00            0.00            0.00   57,523,038.95
February 2007.......    2,655,267.58            0.00            0.00            0.00            0.00            0.00   55,760,619.24
March 2007..........    2,572,436.50            0.00            0.00            0.00            0.00            0.00   54,021,166.60
April 2007..........    2,490,685.47            0.00            0.00            0.00            0.00            0.00   52,304,394.87
May 2007............    2,410,001.02            0.00            0.00            0.00            0.00            0.00   50,610,021.40
June 2007...........    2,330,369.86            0.00            0.00            0.00            0.00            0.00   48,937,766.98
July 2007...........    2,251,778.85            0.00            0.00            0.00            0.00            0.00   47,287,355.81
August 2007.........    2,174,215.02            0.00            0.00            0.00            0.00            0.00   45,658,515.46
September 2007......    2,097,665.56            0.00            0.00            0.00            0.00            0.00   44,050,976.84
October 2007........    2,022,117.82            0.00            0.00            0.00            0.00            0.00   42,464,474.14
November 2007.......    1,947,559.28            0.00            0.00            0.00            0.00            0.00   40,898,744.80
December 2007.......    1,873,977.59            0.00            0.00            0.00            0.00            0.00   39,353,529.49
January 2008........    1,801,360.57            0.00            0.00            0.00            0.00            0.00   37,828,572.03
February 2008.......    1,729,696.16            0.00            0.00            0.00            0.00            0.00   36,323,619.36
March 2008..........    1,658,972.46            0.00            0.00            0.00            0.00            0.00   34,838,421.56
April 2008..........    1,589,177.70            0.00            0.00            0.00            0.00            0.00   33,372,731.74
May 2008............    1,520,300.29            0.00            0.00            0.00            0.00            0.00   31,926,306.01
June 2008...........    1,452,328.74            0.00            0.00            0.00            0.00            0.00   30,498,903.50
July 2008...........    1,385,251.73            0.00            0.00            0.00            0.00            0.00   29,090,286.27
August 2008.........    1,319,058.06            0.00            0.00            0.00            0.00            0.00   27,700,219.30
September 2008......    1,253,736.69            0.00            0.00            0.00            0.00            0.00   26,328,470.43
October 2008........    1,189,276.68            0.00            0.00            0.00            0.00            0.00   24,974,810.38
November 2008.......    1,125,667.27            0.00            0.00            0.00            0.00            0.00   23,639,012.61
December 2008.......    1,062,897.78            0.00            0.00            0.00            0.00            0.00   22,320,853.44
January 2009........    1,000,957.71            0.00            0.00            0.00            0.00            0.00   21,020,111.85
February 2009.......      939,836.65            0.00            0.00            0.00            0.00            0.00   19,736,569.59
March 2009..........      879,524.34            0.00            0.00            0.00            0.00            0.00   18,470,011.04
April 2009..........      820,010.63            0.00            0.00            0.00            0.00            0.00   17,220,223.25
May 2009............      761,285.52            0.00            0.00            0.00            0.00            0.00   15,986,995.84
June 2009...........      703,339.10            0.00            0.00            0.00            0.00            0.00   14,770,121.06
July 2009...........      646,161.60            0.00            0.00            0.00            0.00            0.00   13,569,393.68
August 2009.........      589,743.38            0.00            0.00            0.00            0.00            0.00   12,384,610.96
September 2009......      534,074.89            0.00            0.00            0.00            0.00            0.00   11,215,572.69
October 2009........      479,146.72            0.00            0.00            0.00            0.00            0.00   10,062,081.10
November 2009.......      424,949.56            0.00            0.00            0.00            0.00            0.00    8,923,940.84
December 2009.......      371,474.24            0.00            0.00            0.00            0.00            0.00    7,800,958.94
January 2010........      318,711.66            0.00            0.00            0.00            0.00            0.00    6,692,944.84
February 2010.......      266,652.87            0.00            0.00            0.00            0.00            0.00    5,599,710.27
March 2010..........      215,289.01            0.00            0.00            0.00            0.00            0.00    4,521,069.31
April 2010..........      164,611.35            0.00            0.00            0.00            0.00            0.00    3,456,838.29
May 2010............      114,611.23            0.00            0.00            0.00            0.00            0.00    2,406,835.81
June 2010...........       65,280.13            0.00            0.00            0.00            0.00            0.00    1,370,882.69
July 2010...........       16,609.62            0.00            0.00            0.00            0.00            0.00      348,801.96
August 2010 and
  thereafter........            0.00            0.00            0.00            0.00            0.00            0.00            0.00

                                     S-18

                                                         FB1            SB1
                       PZ Class         E Class       Component      Component        G Class        FA Class        SA Class
    Distribution        Planned         Planned        Planned        Planned         Planned        Targeted        Targeted
        Date            Balance         Balance        Balance        Balance         Balance         Balance         Balance
----------------------------------- --------------- -------------- -------------- --------------- --------------- ---------------
Initial Balance..... $ 19,924,000.00 $ 94,878,000.00 $ 2,800,000.00 $ 1,200,000.00 $ 56,894,000.00 $ 52,318,000.00 $ 22,422,000.00
June 1993...........   20,040,223.33   93,431,268.14   2,800,000.00   1,200,000.00   56,738,038.02   52,164,707.69   22,356,303.29
July 1993...........   20,157,124.64   91,788,677.40   2,800,000.00   1,200,000.00   56,540,286.80   51,970,364.36   22,273,013.30
August 1993.........   20,274,707.86   89,950,713.90   2,800,000.00   1,200,000.00   56,300,878.98   51,735,108.56   22,172,189.38
September 1993......   20,392,976.99   87,917,979.56   2,800,000.00   1,200,000.00   56,020,001.94   51,459,144.87   22,053,919.23
October 1993........   20,511,936.02   85,691,191.98   2,800,000.00   1,200,000.00   55,697,897.76   51,142,744.13   21,918,318.91
November 1993.......   20,631,588.98   83,271,184.20   2,800,000.00   1,200,000.00   55,334,863.14   50,786,243.28   21,765,532.84
December 1993.......   20,751,939.92   80,658,904.38   2,800,000.00   1,200,000.00   54,931,249.26   50,390,045.20   21,595,733.66
January 1994........   20,872,992.90   77,855,415.32   2,800,000.00   1,200,000.00   54,487,461.48   49,954,618.36   21,409,122.16
February 1994.......   20,994,752.03   74,861,893.90   2,800,000.00   1,200,000.00   54,003,959.04   49,480,496.34   21,205,927.00
March 1994..........   21,117,221.42   71,679,630.40   2,800,000.00   1,200,000.00   53,481,254.54   48,968,277.27   20,986,404.55
April 1994..........   21,240,405.21   68,310,027.68   2,800,000.00   1,200,000.00   52,919,913.52   48,418,623.06   20,750,838.46
May 1994............   21,364,307.57   64,754,600.26   2,800,000.00   1,200,000.00   52,320,553.74   47,832,258.57   20,499,539.39
June 1994...........   21,488,932.70   61,014,973.32   2,800,000.00   1,200,000.00   51,683,844.56   47,209,970.53   20,232,844.51
July 1994...........   21,614,284.81   57,092,881.54   2,800,000.00   1,200,000.00   51,010,506.10   46,552,606.49   19,951,117.07
August 1994.........   21,740,368.13   56,523,396.82   2,800,000.00   1,200,000.00   50,301,308.30   45,861,073.54   19,654,745.80
September 1994......   21,867,186.95   55,925,186.12   2,800,000.00   1,200,000.00   49,557,070.08   45,136,336.87   19,344,144.37
October 1994........   21,994,745.54   55,298,837.00   2,800,000.00   1,200,000.00   48,778,658.18   44,379,418.31   19,019,750.71
November 1994.......   22,123,048.22   54,644,968.54   2,800,000.00   1,200,000.00   47,966,986.08   43,591,394.69   18,682,026.29
December 1994.......   22,252,099.34   53,964,230.58   2,800,000.00   1,200,000.00   47,123,012.76   42,773,396.01   18,331,455.43
January 1995........   22,381,903.25   53,257,303.04   2,800,000.00   1,200,000.00   46,247,741.40   41,926,603.66   17,968,544.42
February 1995.......   22,512,464.35   52,524,895.16   2,800,000.00   1,200,000.00   45,342,218.02   41,052,248.36   17,593,820.72
March 1995..........   22,643,787.06   51,767,744.64   2,800,000.00   1,200,000.00   44,407,530.02   40,151,608.07   17,207,832.03
April 1995..........   22,775,875.82   50,989,783.84   2,800,000.00   1,200,000.00   43,448,736.86   39,229,825.53   16,812,782.37
May 1995............   22,908,735.09   50,191,702.20   2,800,000.00   1,200,000.00   42,466,850.20   38,288,081.87   16,409,177.95
June 1995...........   23,042,369.38   49,377,358.34   2,800,000.00   1,200,000.00   41,466,816.40   37,331,379.27   15,999,162.55
July 1995...........   23,176,783.20   48,547,386.48   2,800,000.00   1,200,000.00   40,449,560.78   36,360,789.35   15,583,195.43
August 1995.........   23,311,981.10   47,705,569.28   2,800,000.00   1,200,000.00   39,419,913.34   35,381,169.91   15,163,358.53
September 1995......   23,447,967.66   46,852,478.78   2,800,000.00   1,200,000.00   38,378,702.58   34,393,470.57   14,740,058.81
October 1995........   23,584,747.47   45,994,935.46   2,800,000.00   1,200,000.00   37,334,497.76   33,406,136.48   14,316,915.64
November 1995.......   23,722,325.17   45,148,898.70   2,800,000.00   1,200,000.00   36,307,132.78   32,438,445.70   13,902,191.02
December 1995.......   23,860,705.40   44,314,275.96   2,800,000.00   1,200,000.00   35,296,436.22   31,490,142.96   13,495,775.56
January 1996........   23,999,892.84   43,490,975.38   2,800,000.00   1,200,000.00   34,302,238.22   30,560,975.87   13,097,561.09
February 1996.......   24,139,892.22   42,678,905.80   2,800,000.00   1,200,000.00   33,324,370.42   29,650,694.88   12,707,440.66
March 1996..........   24,280,708.26   41,877,976.70   2,800,000.00   1,200,000.00   32,362,665.98   28,759,053.25   12,325,308.53
April 1996..........   24,422,345.72   41,088,098.26   2,800,000.00   1,200,000.00   31,416,959.58   27,885,807.03   11,951,060.15
May 1996............   24,564,809.40   40,309,181.26   2,800,000.00   1,200,000.00   30,487,087.36   27,030,715.04   11,584,592.16
June 1996...........   24,708,104.13   39,541,137.20   2,800,000.00   1,200,000.00   29,572,886.92   26,193,538.84   11,225,802.36
July 1996...........   24,852,234.73   38,783,878.18   2,800,000.00   1,200,000.00   28,674,197.38   25,374,042.64   10,874,589.70
August 1996.........   24,997,206.10   38,037,317.00   2,800,000.00   1,200,000.00   27,790,859.24   24,571,993.36   10,530,854.30
September 1996......   25,143,023.14   37,301,367.08   2,800,000.00   1,200,000.00   26,922,714.44   23,787,160.57   10,194,497.39
October 1996........   25,289,690.77   36,575,942.48   2,800,000.00   1,200,000.00   26,069,606.38   23,019,316.43    9,865,421.33
November 1996.......   25,437,213.97   35,860,957.88   2,800,000.00   1,200,000.00   25,231,379.88   22,268,235.70    9,543,529.58
December 1996.......   25,585,597.72   35,156,328.60   2,800,000.00   1,200,000.00   24,407,881.10   21,533,695.69    9,228,726.73
January 1997........   25,734,847.04   34,461,970.60   2,800,000.00   1,200,000.00   23,598,957.62   20,815,476.26    8,920,918.40
February 1997.......   25,884,966.98   33,777,800.46   2,800,000.00   1,200,000.00   22,804,458.40   20,113,359.77    8,620,011.33
March 1997..........   26,035,962.62   33,103,735.34   2,800,000.00   1,200,000.00   22,024,233.80   19,427,131.02    8,325,913.30
April 1997..........   26,187,839.07   32,439,693.08   2,800,000.00   1,200,000.00   21,258,135.44   18,756,577.35    8,038,533.15
May 1997............   26,340,601.46   31,785,592.06   2,800,000.00   1,200,000.00   20,506,016.36   18,101,488.44    7,757,780.76
June 1997...........   26,494,254.97   31,141,351.30   2,800,000.00   1,200,000.00   19,767,730.92   17,461,656.42    7,483,567.04
July 1997...........   26,648,804.79   30,506,890.44   2,800,000.00   1,200,000.00   19,043,134.76   16,836,875.79    7,215,803.91
August 1997.........   26,804,256.15   29,882,129.66   2,800,000.00   1,200,000.00   18,332,084.88   16,226,943.39    6,954,404.31

                                     S-19

                                                         FB1            SB1
                       PZ Class         E Class       Component      Component        G Class        FA Class        SA Class
    Distribution        Planned         Planned        Planned        Planned         Planned        Targeted        Targeted
        Date            Balance         Balance        Balance        Balance         Balance         Balance         Balance
----------------------------------- --------------- -------------- -------------- --------------- --------------- ---------------
September 1997...... $ 26,960,614.31 $ 29,266,989.78 $ 2,800,000.00 $ 1,200,000.00 $ 17,634,439.54 $ 15,631,658.39 $  6,699,282.17
October 1997........   27,117,884.56   28,661,392.18   2,800,000.00   1,200,000.00   16,950,058.28   15,050,822.28    6,450,352.40
November 1997.......   27,276,072.22   28,065,258.84   2,800,000.00   1,200,000.00   16,278,801.96   14,484,238.79    6,207,530.91
December 1997.......   27,435,182.65   27,478,512.32   2,800,000.00   1,200,000.00   15,620,532.64   13,931,713.94    5,970,734.54
January 1998........   27,595,221.21   26,901,075.76   2,800,000.00   1,200,000.00   14,975,113.68   13,393,055.96    5,739,881.12
February 1998.......   27,756,193.33   26,332,872.86   2,800,000.00   1,200,000.00   14,342,409.66   12,868,075.29    5,514,889.41
March 1998..........   27,918,104.46   25,773,827.90   2,800,000.00   1,200,000.00   13,722,286.44   12,356,584.53    5,295,679.09
April 1998..........   28,080,960.07   25,223,865.72   2,800,000.00   1,200,000.00   13,114,611.02   11,858,398.50    5,082,170.78
May 1998............   28,244,765.67   24,682,911.70   2,800,000.00   1,200,000.00   12,519,251.68   11,373,334.06    4,874,286.02
June 1998...........   28,409,526.81   24,150,891.80   2,800,000.00   1,200,000.00   11,936,077.88   10,901,210.26    4,671,947.26
July 1998...........   28,575,249.05   23,627,732.54   2,800,000.00   1,200,000.00   11,364,960.24   10,441,848.24    4,475,077.82
August 1998.........   28,741,938.00   23,113,360.98   2,800,000.00   1,200,000.00   10,805,770.60    9,995,071.17    4,283,601.93
September 1998......   28,909,599.30   22,607,704.72   2,800,000.00   1,200,000.00   10,258,381.98    9,560,704.27    4,097,444.69
October 1998........   29,078,238.63   22,110,691.88   2,800,000.00   1,200,000.00    9,722,668.52    9,138,574.82    3,916,532.06
November 1998.......   29,247,861.69   21,622,251.16   2,800,000.00   1,200,000.00    9,198,505.56    8,728,512.04    3,740,790.88
December 1998.......   29,418,474.22   21,142,311.78   2,800,000.00   1,200,000.00    8,685,769.52    8,330,347.20    3,570,148.80
January 1999........   29,590,081.98   20,670,803.48   2,800,000.00   1,200,000.00    8,184,338.00    7,943,913.49    3,404,534.35
February 1999.......   29,762,690.80   20,207,656.54   2,800,000.00   1,200,000.00    7,694,089.70    7,569,046.06    3,243,876.88
March 1999..........   29,936,306.49   19,752,801.74   2,800,000.00   1,200,000.00    7,214,904.44    7,205,581.95    3,088,106.55
April 1999..........   30,110,934.95   19,306,170.42   2,800,000.00   1,200,000.00    6,746,663.14    6,853,360.12    2,937,154.34
May 1999............   30,286,582.07   18,867,694.38   2,800,000.00   1,200,000.00    6,289,247.82    6,512,221.41    2,790,952.03
June 1999...........   30,463,253.80   18,437,305.98   2,800,000.00   1,200,000.00    5,842,541.58    6,182,008.49    2,649,432.21
July 1999...........   30,640,956.11   18,014,938.06   2,800,000.00   1,200,000.00    5,406,428.60    5,862,565.91    2,512,528.25
August 1999.........   30,819,695.02   17,600,523.98   2,800,000.00   1,200,000.00    4,980,794.12    5,553,740.01    2,380,174.29
September 1999......   30,999,476.57   17,193,997.60   2,800,000.00   1,200,000.00    4,565,524.44    5,255,378.91    2,252,305.25
October 1999........   31,180,306.85   16,795,293.26   2,800,000.00   1,200,000.00    4,160,506.92    4,967,332.55    2,128,856.81
November 1999.......   31,362,191.98   16,404,345.84   2,800,000.00   1,200,000.00    3,765,629.90    4,689,452.61    2,009,765.41
December 1999.......   31,545,138.10   16,021,090.66   2,800,000.00   1,200,000.00    3,380,782.84    4,421,592.50    1,894,968.22
January 2000........   31,729,151.40   15,645,463.56   2,800,000.00   1,200,000.00    3,005,856.16    4,163,607.39    1,784,403.17
February 2000.......   31,914,238.12   15,277,400.86   2,800,000.00   1,200,000.00    2,640,741.30    3,915,354.11    1,678,008.91
March 2000..........   32,100,404.51   14,916,839.34   2,800,000.00   1,200,000.00    2,285,330.72    3,676,691.21    1,575,724.81
April 2000..........   32,287,656.87   14,563,716.28   2,800,000.00   1,200,000.00    1,939,517.88    3,447,478.87    1,477,490.95
May 2000............   32,476,001.53   14,217,969.42   2,800,000.00   1,200,000.00    1,603,197.18    3,227,578.96    1,383,248.12
June 2000...........   32,665,444.88   13,879,537.00   2,800,000.00   1,200,000.00    1,276,264.06    3,016,854.93    1,292,937.83
July 2000...........   32,855,993.30   13,548,357.68   2,800,000.00   1,200,000.00      958,614.92    2,815,171.90    1,206,502.24
August 2000.........   33,047,653.26   13,224,370.60   2,800,000.00   1,200,000.00      650,147.10    2,622,396.56    1,123,884.24
September 2000......   33,240,431.24   12,907,515.40   2,800,000.00   1,200,000.00      350,758.88    2,438,397.18    1,045,027.36
October 2000........   33,434,333.76   12,597,732.16   2,800,000.00   1,200,000.00       60,349.50    2,263,043.59      969,875.83
November 2000.......   33,629,367.37   12,294,961.38   2,800,000.00   1,200,000.00            0.00    1,941,380.59      832,020.25
December 2000.......   33,825,538.68   11,999,144.04   2,800,000.00   1,200,000.00            0.00    1,592,009.12      682,289.62
January 2001........   34,022,854.32   11,710,221.60   2,800,000.00   1,200,000.00            0.00    1,256,979.65      538,705.57
February 2001.......   34,221,320.97   11,428,135.88   2,800,000.00   1,200,000.00            0.00      936,100.19      401,185.79
March 2001..........   34,420,945.35   11,152,829.22   2,800,000.00   1,200,000.00            0.00      629,180.80      269,648.92
April 2001..........   34,621,734.19   10,884,244.38   2,800,000.00   1,200,000.00            0.00      336,033.70      144,014.44
May 2001............   34,823,694.31   10,622,324.54   2,800,000.00   1,200,000.00            0.00       56,473.10       24,202.76
June 2001...........   35,026,832.53   10,367,013.32   2,800,000.00   1,200,000.00            0.00            0.00            0.00
July 2001...........   35,231,155.72   10,118,254.78   2,800,000.00   1,200,000.00            0.00            0.00            0.00
August 2001.........   35,436,670.79    9,875,993.40   2,800,000.00   1,200,000.00            0.00            0.00            0.00
September 2001......   35,643,384.70    9,640,174.08   2,800,000.00   1,200,000.00            0.00            0.00            0.00
October 2001........   35,851,304.45    9,410,742.16   2,800,000.00   1,200,000.00            0.00            0.00            0.00
November 2001.......   36,060,437.06    9,187,643.36   2,800,000.00   1,200,000.00            0.00            0.00            0.00
December 2001.......   36,270,789.61    8,970,823.86   2,800,000.00   1,200,000.00            0.00            0.00            0.00

                                     S-20

                                                         FB1            SB1
                       PZ Class         E Class       Component      Component        G Class        FA Class        SA Class
    Distribution        Planned         Planned        Planned        Planned         Planned        Targeted        Targeted
        Date            Balance         Balance        Balance        Balance         Balance         Balance         Balance
----------------------------------- --------------- -------------- -------------- --------------- --------------- ---------------
January 2002........ $ 36,482,369.21 $  8,760,230.24 $ 2,800,000.00 $ 1,200,000.00 $          0.00 $          0.00 $          0.00
February 2002.......   36,695,183.03    8,555,809.44   2,800,000.00   1,200,000.00            0.00            0.00            0.00
March 2002..........   36,909,238.27    8,357,508.90   2,800,000.00   1,200,000.00            0.00            0.00            0.00
April 2002..........   37,124,542.16    8,165,276.38   2,800,000.00   1,200,000.00            0.00            0.00            0.00
May 2002............   37,341,101.99    7,979,060.10   2,800,000.00   1,200,000.00            0.00            0.00            0.00
June 2002...........   37,558,925.08    7,798,808.62   2,800,000.00   1,200,000.00            0.00            0.00            0.00
July 2002...........   37,778,018.81    7,624,470.96   2,800,000.00   1,200,000.00            0.00            0.00            0.00
August 2002.........   37,998,390.59    7,455,996.46   2,800,000.00   1,200,000.00            0.00            0.00            0.00
September 2002......   38,220,047.87    7,293,334.94   2,800,000.00   1,200,000.00            0.00            0.00            0.00
October 2002........   38,442,998.15    7,136,436.52   2,800,000.00   1,200,000.00            0.00            0.00            0.00
November 2002.......   38,667,248.97    6,993,779.86   2,800,000.00   1,200,000.00            0.00            0.00            0.00
December 2002.......   38,892,807.92    6,877,483.54   2,800,000.00   1,200,000.00            0.00            0.00            0.00
January 2003........   39,119,682.63    6,766,895.62   2,800,000.00   1,200,000.00            0.00            0.00            0.00
February 2003.......   39,347,880.78    6,653,310.98   2,800,000.00   1,200,000.00            0.00            0.00            0.00
March 2003..........   39,577,410.09    6,536,816.50   2,800,000.00   1,200,000.00            0.00            0.00            0.00
April 2003..........   39,808,278.31    6,417,497.46   2,800,000.00   1,200,000.00            0.00            0.00            0.00
May 2003............   40,040,493.27    6,295,437.56   2,800,000.00   1,200,000.00            0.00            0.00            0.00
June 2003...........   40,274,062.81    6,170,718.98   2,800,000.00   1,200,000.00            0.00            0.00            0.00
July 2003...........   40,508,994.85    6,043,422.32   2,800,000.00   1,200,000.00            0.00            0.00            0.00
August 2003.........   40,745,297.32    5,913,626.74   2,800,000.00   1,200,000.00            0.00            0.00            0.00
September 2003......   40,982,978.22    5,781,409.88   2,800,000.00   1,200,000.00            0.00            0.00            0.00
October 2003........   41,222,045.59    5,646,847.94   2,800,000.00   1,200,000.00            0.00            0.00            0.00
November 2003.......   41,462,507.52    5,510,015.68   2,800,000.00   1,200,000.00            0.00            0.00            0.00
December 2003.......   41,704,372.15    5,370,986.46   2,800,000.00   1,200,000.00            0.00            0.00            0.00
January 2004........   41,947,647.65    5,229,832.26   2,800,000.00   1,200,000.00            0.00            0.00            0.00
February 2004.......   42,192,342.27    5,086,623.68   2,800,000.00   1,200,000.00            0.00            0.00            0.00
March 2004..........   42,438,464.26    4,941,429.98   2,800,000.00   1,200,000.00            0.00            0.00            0.00
April 2004..........   42,686,021.97    4,794,319.12   2,800,000.00   1,200,000.00            0.00            0.00            0.00
May 2004............   42,935,023.77    4,645,357.74   2,800,000.00   1,200,000.00            0.00            0.00            0.00
June 2004...........   43,185,478.07    4,494,611.22   2,800,000.00   1,200,000.00            0.00            0.00            0.00
July 2004...........   43,437,393.36    4,342,143.66   2,800,000.00   1,200,000.00            0.00            0.00            0.00
August 2004.........   43,690,778.15    4,188,017.92   2,800,000.00   1,200,000.00            0.00            0.00            0.00
September 2004......   43,945,641.03    4,032,295.68   2,800,000.00   1,200,000.00            0.00            0.00            0.00
October 2004........   44,201,990.60    3,875,037.36   2,800,000.00   1,200,000.00            0.00            0.00            0.00
November 2004.......   44,459,835.54    3,716,302.24   2,800,000.00   1,200,000.00            0.00            0.00            0.00
December 2004.......   44,719,184.58    3,556,148.46   2,800,000.00   1,200,000.00            0.00            0.00            0.00
January 2005........   44,980,046.50    3,394,632.96   2,800,000.00   1,200,000.00            0.00            0.00            0.00
February 2005.......   45,242,430.10    3,231,811.62   2,800,000.00   1,200,000.00            0.00            0.00            0.00
March 2005..........   45,506,344.28    3,067,739.18   2,800,000.00   1,200,000.00            0.00            0.00            0.00
April 2005..........   45,771,797.95    2,902,469.28   2,800,000.00   1,200,000.00            0.00            0.00            0.00
May 2005............   46,038,800.10    2,736,054.52   2,800,000.00   1,200,000.00            0.00            0.00            0.00
June 2005...........   46,307,359.77    2,568,546.44   2,800,000.00   1,200,000.00            0.00            0.00            0.00
July 2005...........   46,577,486.04    2,399,995.54   2,800,000.00   1,200,000.00            0.00            0.00            0.00
August 2005.........   46,849,188.04    2,230,451.30   2,800,000.00   1,200,000.00            0.00            0.00            0.00
September 2005......   47,122,474.97    2,059,962.20   2,800,000.00   1,200,000.00            0.00            0.00            0.00
October 2005........   47,397,356.07    1,888,575.76   2,800,000.00   1,200,000.00            0.00            0.00            0.00
November 2005.......   47,673,840.65    1,716,338.50   2,800,000.00   1,200,000.00            0.00            0.00            0.00
December 2005.......   47,951,938.05    1,543,296.00   2,800,000.00   1,200,000.00            0.00            0.00            0.00
January 2006........   48,231,657.69    1,369,492.90   2,800,000.00   1,200,000.00            0.00            0.00            0.00
February 2006.......   48,513,009.03    1,194,972.92   2,800,000.00   1,200,000.00            0.00            0.00            0.00
March 2006..........   48,796,001.58    1,019,778.86   2,800,000.00   1,200,000.00            0.00            0.00            0.00
April 2006..........   49,080,644.92      843,952.66   2,800,000.00   1,200,000.00            0.00            0.00            0.00

                                     S-21

                                                         FB1            SB1
                       PZ Class         E Class       Component      Component        G Class        FA Class        SA Class
    Distribution        Planned         Planned        Planned        Planned         Planned        Targeted        Targeted
        Date            Balance         Balance        Balance        Balance         Balance         Balance         Balance
----------------------------------- --------------- -------------- -------------- --------------- --------------- ---------------
May 2006............ $ 49,366,948.69 $    667,535.36 $ 2,800,000.00 $ 1,200,000.00 $          0.00 $          0.00 $          0.00
June 2006...........   49,654,922.55      490,567.16   2,800,000.00   1,200,000.00            0.00            0.00            0.00
July 2006...........   49,944,576.27      313,087.38   2,800,000.00   1,200,000.00            0.00            0.00            0.00
August 2006.........   50,235,919.63      135,134.52   2,800,000.00   1,200,000.00            0.00            0.00            0.00
September 2006......   50,528,962.50            0.00   2,769,722.38   1,187,023.88            0.00            0.00            0.00
October 2006........   50,823,714.78            0.00   2,644,571.64   1,133,387.84            0.00            0.00            0.00
November 2006.......   51,120,186.45            0.00   2,519,167.20   1,079,643.08            0.00            0.00            0.00
December 2006.......   51,418,387.53            0.00   2,393,533.77   1,025,800.19            0.00            0.00            0.00
January 2007........   51,718,328.13            0.00   2,267,695.53     971,869.51            0.00            0.00            0.00
February 2007.......   52,020,018.37            0.00   2,141,676.12     917,861.20            0.00            0.00            0.00
March 2007..........   52,323,468.48            0.00   2,015,498.69     863,785.15            0.00            0.00            0.00
April 2007..........   52,628,688.71            0.00   1,889,185.86     809,651.08            0.00            0.00            0.00
May 2007............   52,935,689.40            0.00   1,762,759.74     755,468.46            0.00            0.00            0.00
June 2007...........   53,244,480.92            0.00   1,636,241.95     701,246.55            0.00            0.00            0.00
July 2007...........   53,555,073.73            0.00   1,509,653.66     646,994.42            0.00            0.00            0.00
August 2007.........   53,867,478.32            0.00   1,383,015.52     592,720.94            0.00            0.00            0.00
September 2007......   54,181,705.28            0.00   1,256,347.75     538,434.75            0.00            0.00            0.00
October 2007........   54,497,765.23            0.00   1,129,670.07     484,144.31            0.00            0.00            0.00
November 2007.......   54,815,668.86            0.00   1,003,001.78     429,857.90            0.00            0.00            0.00
December 2007.......   55,135,426.93            0.00     876,361.72     375,583.60            0.00            0.00            0.00
January 2008........   55,457,050.25            0.00     749,768.29     321,329.27            0.00            0.00            0.00
February 2008.......   55,780,549.71            0.00     623,239.50     267,102.64            0.00            0.00            0.00
March 2008..........   56,105,936.25            0.00     496,792.87     212,911.23            0.00            0.00            0.00
April 2008..........   56,433,220.88            0.00     370,445.56     158,762.38            0.00            0.00            0.00
May 2008............   56,762,414.67            0.00     244,214.29     104,663.27            0.00            0.00            0.00
June 2008...........   57,093,528.75            0.00     118,115.42      50,620.90            0.00            0.00            0.00
July 2008...........   57,426,574.34            0.00           0.00           0.00            0.00            0.00            0.00
August 2008.........   57,761,562.69            0.00           0.00           0.00            0.00            0.00            0.00
September 2008......   58,098,505.14            0.00           0.00           0.00            0.00            0.00            0.00
October 2008........   58,437,413.08            0.00           0.00           0.00            0.00            0.00            0.00
November 2008.......   58,778,297.99            0.00           0.00           0.00            0.00            0.00            0.00
December 2008.......   59,121,171.40            0.00           0.00           0.00            0.00            0.00            0.00
January 2009........   59,466,044.90            0.00           0.00           0.00            0.00            0.00            0.00
February 2009.......   59,812,930.16            0.00           0.00           0.00            0.00            0.00            0.00
March 2009..........   60,161,838.92            0.00           0.00           0.00            0.00            0.00            0.00
April 2009..........   60,512,782.98            0.00           0.00           0.00            0.00            0.00            0.00
May 2009............   60,865,774.21            0.00           0.00           0.00            0.00            0.00            0.00
June 2009...........   61,220,824.56            0.00           0.00           0.00            0.00            0.00            0.00
July 2009...........   61,577,946.04            0.00           0.00           0.00            0.00            0.00            0.00
August 2009.........   61,937,150.72            0.00           0.00           0.00            0.00            0.00            0.00
September 2009......   62,298,450.77            0.00           0.00           0.00            0.00            0.00            0.00
October 2009........   62,661,858.40            0.00           0.00           0.00            0.00            0.00            0.00
November 2009.......   63,027,385.91            0.00           0.00           0.00            0.00            0.00            0.00
December 2009.......   63,395,045.66            0.00           0.00           0.00            0.00            0.00            0.00
January 2010........   63,764,850.09            0.00           0.00           0.00            0.00            0.00            0.00
February 2010.......   64,136,811.72            0.00           0.00           0.00            0.00            0.00            0.00
March 2010..........   64,510,943.12            0.00           0.00           0.00            0.00            0.00            0.00
April 2010..........   64,887,256.95            0.00           0.00           0.00            0.00            0.00            0.00
May 2010............   65,265,765.95            0.00           0.00           0.00            0.00            0.00            0.00
June 2010...........   65,646,482.92            0.00           0.00           0.00            0.00            0.00            0.00
July 2010...........   66,029,420.74            0.00           0.00           0.00            0.00            0.00            0.00
August 2010.........   65,341,010.18            0.00           0.00           0.00            0.00            0.00            0.00

                                     S-22

                                                         FB1            SB1
                       PZ Class         E Class       Component      Component        G Class        FA Class        SA Class
    Distribution        Planned         Planned        Planned        Planned         Planned        Targeted        Targeted
        Date            Balance         Balance        Balance        Balance         Balance         Balance         Balance
----------------------------------- --------------- -------------- -------------- --------------- --------------- ---------------
September 2010...... $ 64,298,777.76 $          0.00 $         0.00 $         0.00 $          0.00 $          0.00 $          0.00
October 2010........   63,270,535.64            0.00           0.00           0.00            0.00            0.00            0.00
November 2010.......   62,256,107.38            0.00           0.00           0.00            0.00            0.00            0.00
December 2010.......   61,255,318.66            0.00           0.00           0.00            0.00            0.00            0.00
January 2011........   60,267,997.34            0.00           0.00           0.00            0.00            0.00            0.00
February 2011.......   59,293,973.38            0.00           0.00           0.00            0.00            0.00            0.00
March 2011..........   58,333,078.84            0.00           0.00           0.00            0.00            0.00            0.00
April 2011..........   57,385,147.82            0.00           0.00           0.00            0.00            0.00            0.00
May 2011............   56,450,016.48            0.00           0.00           0.00            0.00            0.00            0.00
June 2011...........   55,527,523.00            0.00           0.00           0.00            0.00            0.00            0.00
July 2011...........   54,617,507.52            0.00           0.00           0.00            0.00            0.00            0.00
August 2011.........   53,719,812.18            0.00           0.00           0.00            0.00            0.00            0.00
September 2011......   52,834,281.04            0.00           0.00           0.00            0.00            0.00            0.00
October 2011........   51,960,760.10            0.00           0.00           0.00            0.00            0.00            0.00
November 2011.......   51,099,097.22            0.00           0.00           0.00            0.00            0.00            0.00
December 2011.......   50,249,142.16            0.00           0.00           0.00            0.00            0.00            0.00
January 2012........   49,410,746.54            0.00           0.00           0.00            0.00            0.00            0.00
February 2012.......   48,583,763.78            0.00           0.00           0.00            0.00            0.00            0.00
March 2012..........   47,768,049.12            0.00           0.00           0.00            0.00            0.00            0.00
April 2012..........   46,963,459.56            0.00           0.00           0.00            0.00            0.00            0.00
May 2012............   46,169,853.90            0.00           0.00           0.00            0.00            0.00            0.00
June 2012...........   45,387,092.64            0.00           0.00           0.00            0.00            0.00            0.00
July 2012...........   44,615,038.02            0.00           0.00           0.00            0.00            0.00            0.00
August 2012.........   43,853,553.98            0.00           0.00           0.00            0.00            0.00            0.00
September 2012......   43,102,506.14            0.00           0.00           0.00            0.00            0.00            0.00
October 2012........   42,361,761.76            0.00           0.00           0.00            0.00            0.00            0.00
November 2012.......   41,631,189.76            0.00           0.00           0.00            0.00            0.00            0.00
December 2012.......   40,910,660.64            0.00           0.00           0.00            0.00            0.00            0.00
January 2013........   40,200,046.52            0.00           0.00           0.00            0.00            0.00            0.00
February 2013.......   39,499,221.12            0.00           0.00           0.00            0.00            0.00            0.00
March 2013..........   38,808,059.68            0.00           0.00           0.00            0.00            0.00            0.00
April 2013..........   38,126,438.98            0.00           0.00           0.00            0.00            0.00            0.00
May 2013............   37,454,237.36            0.00           0.00           0.00            0.00            0.00            0.00
June 2013...........   36,791,334.62            0.00           0.00           0.00            0.00            0.00            0.00
July 2013...........   36,137,612.06            0.00           0.00           0.00            0.00            0.00            0.00
August 2013.........   35,492,952.46            0.00           0.00           0.00            0.00            0.00            0.00
September 2013......   34,857,240.04            0.00           0.00           0.00            0.00            0.00            0.00
October 2013........   34,230,360.42            0.00           0.00           0.00            0.00            0.00            0.00
November 2013.......   33,612,200.68            0.00           0.00           0.00            0.00            0.00            0.00
December 2013.......   33,002,649.26            0.00           0.00           0.00            0.00            0.00            0.00
January 2014........   32,401,596.00            0.00           0.00           0.00            0.00            0.00            0.00
February 2014.......   31,808,932.10            0.00           0.00           0.00            0.00            0.00            0.00
March 2014..........   31,224,550.10            0.00           0.00           0.00            0.00            0.00            0.00
April 2014..........   30,648,343.86            0.00           0.00           0.00            0.00            0.00            0.00
May 2014............   30,080,208.56            0.00           0.00           0.00            0.00            0.00            0.00
June 2014...........   29,520,040.70            0.00           0.00           0.00            0.00            0.00            0.00
July 2014...........   28,967,738.02            0.00           0.00           0.00            0.00            0.00            0.00
August 2014.........   28,423,199.56            0.00           0.00           0.00            0.00            0.00            0.00
September 2014......   27,886,325.58            0.00           0.00           0.00            0.00            0.00            0.00
October 2014........   27,357,017.60            0.00           0.00           0.00            0.00            0.00            0.00
November 2014.......   26,835,178.36            0.00           0.00           0.00            0.00            0.00            0.00
December 2014.......   26,320,711.78            0.00           0.00           0.00            0.00            0.00            0.00

                                     S-23

                                                         FB1            SB1
                       PZ Class         E Class       Component      Component        G Class        FA Class        SA Class
    Distribution        Planned         Planned        Planned        Planned         Planned        Targeted        Targeted
        Date            Balance         Balance        Balance        Balance         Balance         Balance         Balance
----------------------------------- --------------- -------------- -------------- --------------- --------------- ---------------
January 2015........ $ 25,813,523.00 $          0.00 $         0.00 $         0.00 $          0.00 $          0.00 $          0.00
February 2015.......   25,313,518.30            0.00           0.00           0.00            0.00            0.00            0.00
March 2015..........   24,820,605.16            0.00           0.00           0.00            0.00            0.00            0.00
April 2015..........   24,334,692.18            0.00           0.00           0.00            0.00            0.00            0.00
May 2015............   23,855,689.12            0.00           0.00           0.00            0.00            0.00            0.00
June 2015...........   23,383,506.82            0.00           0.00           0.00            0.00            0.00            0.00
July 2015...........   22,918,057.26            0.00           0.00           0.00            0.00            0.00            0.00
August 2015.........   22,459,253.52            0.00           0.00           0.00            0.00            0.00            0.00
September 2015......   22,007,009.72            0.00           0.00           0.00            0.00            0.00            0.00
October 2015........   21,561,241.06            0.00           0.00           0.00            0.00            0.00            0.00
November 2015.......   21,121,863.80            0.00           0.00           0.00            0.00            0.00            0.00
December 2015.......   20,688,795.26            0.00           0.00           0.00            0.00            0.00            0.00
January 2016........   20,261,953.74            0.00           0.00           0.00            0.00            0.00            0.00
February 2016.......   19,841,258.60            0.00           0.00           0.00            0.00            0.00            0.00
March 2016..........   19,426,630.18            0.00           0.00           0.00            0.00            0.00            0.00
April 2016..........   19,017,989.80            0.00           0.00           0.00            0.00            0.00            0.00
May 2016............   18,615,259.78            0.00           0.00           0.00            0.00            0.00            0.00
June 2016...........   18,218,363.40            0.00           0.00           0.00            0.00            0.00            0.00
July 2016...........   17,827,224.90            0.00           0.00           0.00            0.00            0.00            0.00
August 2016.........   17,441,769.44            0.00           0.00           0.00            0.00            0.00            0.00
September 2016......   17,061,923.12            0.00           0.00           0.00            0.00            0.00            0.00
October 2016........   16,687,612.98            0.00           0.00           0.00            0.00            0.00            0.00
November 2016.......   16,318,766.96            0.00           0.00           0.00            0.00            0.00            0.00
December 2016.......   15,955,313.88            0.00           0.00           0.00            0.00            0.00            0.00
January 2017........   15,597,183.46            0.00           0.00           0.00            0.00            0.00            0.00
February 2017.......   15,244,306.30            0.00           0.00           0.00            0.00            0.00            0.00
March 2017..........   14,896,613.84            0.00           0.00           0.00            0.00            0.00            0.00
April 2017..........   14,554,038.42            0.00           0.00           0.00            0.00            0.00            0.00
May 2017............   14,216,513.18            0.00           0.00           0.00            0.00            0.00            0.00
June 2017...........   13,883,972.12            0.00           0.00           0.00            0.00            0.00            0.00
July 2017...........   13,556,350.04            0.00           0.00           0.00            0.00            0.00            0.00
August 2017.........   13,233,582.58            0.00           0.00           0.00            0.00            0.00            0.00
September 2017......   12,915,606.16            0.00           0.00           0.00            0.00            0.00            0.00
October 2017........   12,602,358.02            0.00           0.00           0.00            0.00            0.00            0.00
November 2017.......   12,293,776.16            0.00           0.00           0.00            0.00            0.00            0.00
December 2017.......   11,989,799.38            0.00           0.00           0.00            0.00            0.00            0.00
January 2018........   11,690,367.20            0.00           0.00           0.00            0.00            0.00            0.00
February 2018.......   11,395,419.94            0.00           0.00           0.00            0.00            0.00            0.00
March 2018..........   11,104,898.66            0.00           0.00           0.00            0.00            0.00            0.00
April 2018..........   10,818,745.14            0.00           0.00           0.00            0.00            0.00            0.00
May 2018............   10,536,901.88            0.00           0.00           0.00            0.00            0.00            0.00
June 2018...........   10,259,312.12            0.00           0.00           0.00            0.00            0.00            0.00
July 2018...........    9,985,919.82            0.00           0.00           0.00            0.00            0.00            0.00
August 2018.........    9,716,669.62            0.00           0.00           0.00            0.00            0.00            0.00
September 2018......    9,451,506.84            0.00           0.00           0.00            0.00            0.00            0.00
October 2018........    9,190,377.52            0.00           0.00           0.00            0.00            0.00            0.00
November 2018.......    8,933,228.38            0.00           0.00           0.00            0.00            0.00            0.00
December 2018.......    8,680,006.76            0.00           0.00           0.00            0.00            0.00            0.00
January 2019........    8,430,660.70            0.00           0.00           0.00            0.00            0.00            0.00
February 2019.......    8,185,138.88            0.00           0.00           0.00            0.00            0.00            0.00
March 2019..........    7,943,390.62            0.00           0.00           0.00            0.00            0.00            0.00
April 2019..........    7,705,365.88            0.00           0.00           0.00            0.00            0.00            0.00

                                     S-24

                                                         FB1            SB1
                       PZ Class         E Class       Component      Component        G Class        FA Class        SA Class
    Distribution        Planned         Planned        Planned        Planned         Planned        Targeted        Targeted
        Date            Balance         Balance        Balance        Balance         Balance         Balance         Balance
----------------------------------- --------------- -------------- -------------- --------------- --------------- ---------------
May 2019............ $  7,471,015.24 $          0.00 $         0.00 $         0.00 $          0.00 $          0.00 $          0.00
June 2019...........    7,240,289.92            0.00           0.00           0.00            0.00            0.00            0.00
July 2019...........    7,013,141.74            0.00           0.00           0.00            0.00            0.00            0.00
August 2019.........    6,789,523.12            0.00           0.00           0.00            0.00            0.00            0.00
September 2019......    6,569,387.10            0.00           0.00           0.00            0.00            0.00            0.00
October 2019........    6,352,687.28            0.00           0.00           0.00            0.00            0.00            0.00
November 2019.......    6,139,377.86            0.00           0.00           0.00            0.00            0.00            0.00
December 2019.......    5,929,413.60            0.00           0.00           0.00            0.00            0.00            0.00
January 2020........    5,722,749.86            0.00           0.00           0.00            0.00            0.00            0.00
February 2020.......    5,519,342.54            0.00           0.00           0.00            0.00            0.00            0.00
March 2020..........    5,319,148.10            0.00           0.00           0.00            0.00            0.00            0.00
April 2020..........    5,122,123.54            0.00           0.00           0.00            0.00            0.00            0.00
May 2020............    4,928,226.42            0.00           0.00           0.00            0.00            0.00            0.00
June 2020...........    4,737,414.82            0.00           0.00           0.00            0.00            0.00            0.00
July 2020...........    4,549,647.36            0.00           0.00           0.00            0.00            0.00            0.00
August 2020.........    4,364,883.16            0.00           0.00           0.00            0.00            0.00            0.00
September 2020......    4,183,081.88            0.00           0.00           0.00            0.00            0.00            0.00
October 2020........    4,004,203.68            0.00           0.00           0.00            0.00            0.00            0.00
November 2020.......    3,828,209.22            0.00           0.00           0.00            0.00            0.00            0.00
December 2020.......    3,655,059.66            0.00           0.00           0.00            0.00            0.00            0.00
January 2021........    3,484,716.64            0.00           0.00           0.00            0.00            0.00            0.00
February 2021.......    3,317,142.32            0.00           0.00           0.00            0.00            0.00            0.00
March 2021..........    3,152,299.28            0.00           0.00           0.00            0.00            0.00            0.00
April 2021..........    2,990,150.62            0.00           0.00           0.00            0.00            0.00            0.00
May 2021............    2,830,659.90            0.00           0.00           0.00            0.00            0.00            0.00
June 2021...........    2,673,791.12            0.00           0.00           0.00            0.00            0.00            0.00
July 2021...........    2,519,508.76            0.00           0.00           0.00            0.00            0.00            0.00
August 2021.........    2,367,777.72            0.00           0.00           0.00            0.00            0.00            0.00
September 2021......    2,218,563.38            0.00           0.00           0.00            0.00            0.00            0.00
October 2021........    2,071,831.54            0.00           0.00           0.00            0.00            0.00            0.00
November 2021.......    1,927,548.44            0.00           0.00           0.00            0.00            0.00            0.00
December 2021.......    1,785,680.72            0.00           0.00           0.00            0.00            0.00            0.00
January 2022........    1,646,195.50            0.00           0.00           0.00            0.00            0.00            0.00
February 2022.......    1,509,060.26            0.00           0.00           0.00            0.00            0.00            0.00
March 2022..........    1,374,242.92            0.00           0.00           0.00            0.00            0.00            0.00
April 2022..........    1,241,711.80            0.00           0.00           0.00            0.00            0.00            0.00
May 2022............    1,111,435.64            0.00           0.00           0.00            0.00            0.00            0.00
June 2022...........      983,383.56            0.00           0.00           0.00            0.00            0.00            0.00
July 2022...........      857,525.08            0.00           0.00           0.00            0.00            0.00            0.00
August 2022.........      733,830.10            0.00           0.00           0.00            0.00            0.00            0.00
September 2022......      612,268.90            0.00           0.00           0.00            0.00            0.00            0.00
October 2022........      503,845.48            0.00           0.00           0.00            0.00            0.00            0.00
November 2022.......      397,301.96            0.00           0.00           0.00            0.00            0.00            0.00
December 2022.......      303,566.30            0.00           0.00           0.00            0.00            0.00            0.00
January 2023........      211,464.92            0.00           0.00           0.00            0.00            0.00            0.00
February 2023.......      131,867.26            0.00           0.00           0.00            0.00            0.00            0.00
March 2023..........       53,666.00            0.00           0.00           0.00            0.00            0.00            0.00
April 2023 and
  thereafter........            0.00            0.00           0.00           0.00            0.00            0.00            0.00

                                     S-25

Characteristics of the R and RL Classes

     The R and RL Certificates will not have principal balances and will not bear interest. The Holder of the R Certificate will be entitled to receive the proceeds of the remaining assets of the Trust, if any, after the principal balances of all Classes have been reduced to zero, and the Holder of the RL Certificate will be entitled to receive the proceeds of the remaining assets of the Lower Tier REMIC, if any, after the principal balances of the Lower Tier Interests have been reduced to zero. It is not anticipated that there will be any material assets remaining in either such circumstance.

     The R Class and the RL Class will be subject to certain transfer restrictions. No transfer of record or beneficial ownership of an R or RL Certificate will be allowed to a "disqualified organization." In addition, no transfer of record or beneficial ownership of an R or RL Certificate will be allowed to any person that is not a "U.S. Person" without the written consent of Fannie Mae. Under regulations issued by the Treasury Department on December 23, 1992 (the "Regulations"), a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The R and RL Certificates will constitute noneconomic residual interests under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, Fannie Mae will be obligated to provide to such Holders (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Certificates that may be required under the Code.

Yield Considerations

     General. There can be no assurance that the Mortgage Loans will have the characteristics assumed herein or will prepay at any of the rates assumed herein or at any other particular rate, that the pre-tax yields on the Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of the Certificates will be as assumed. In addition, there can be no assurance that the applicable Index will correspond to the levels shown herein. Because the rate of principal distributions on the Certificates will be related to the amortization of the Mortgage Loans in each Pool, which are likely to include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal distributions on the Certificates are likely to differ from those assumed, even if all Mortgage Loans prepay at the indicated constant percentages of PSA. In addition, it is not likely that the Mortgage Loans will prepay at a constant PSA rate until maturity, that all of such Mortgage Loans will prepay at the same rate or that the level of the applicable Index will remain constant.

     The timing of changes in the rate of prepayments or the level of the applicable Index may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments or the average level of such Index is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans or change in the level of an Index, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments or the level of an Index occurring at a rate or level higher (or lower) than the rate or level anticipated by the investor during the period immediately following the issuance of the

Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments or level of such Index.

     The effective yield on the Delay Classes will be reduced below the yield otherwise produced because principal and interest payable on a Distribution Date will not be distributed until the 25th day following the end of the related Interest Accrual Period and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market value of the Delay Classes will be lower than would have been the case if there were no such delay. Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

     The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of certain Classes to various constant percentages of PSA and, where specified, to changes in the applicable Index. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered.

     The Interest Only Classes. As indicated in the table below, the yield to investors in the Interest Only Classes will be sensitive to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. On the basis of the assumptions described below, the yields to maturity on the PV and PW Classes would each be 0% if prepayments were to occur at constant rates of approximately 420% PSA and 425% PSA, respectively. If the actual prepayment rate of the Mortgage Loans were to exceed any of the foregoing levels for as little as one month while equaling such level for the remaining months, the investors in the PV and PW Classes, as applicable, would not fully recoup their initial investments.

     The information set forth in the following table was prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the PV and PW Classes (expressed as percentages of original notional principal balance) are as follows:

        Class                                                          Price*
        ------------------                                           ----------
        PV .......................................................    19.65625%
        PW........................................................    42.01563%

        -------------------------------
        * The price does not include accrued interest. Accrued interest has been added to such price in calculating the yield set forth in the table below.

             Sensitivity of the PV and PW Classes to Prepayments
                         (Pre-Tax Yields to Maturity)

        PSA Percentages.......    50%       95%      175%      225%       500%
                                ------    ------    ------    ------    -------
        PV ...................  20.7%     10.5%     10.5%     10.5%     (6.1)%
        PW....................  13.8%     10.5%     10.5%     10.5%     (4.5)%

     The Inverse Floating Rate Classes. The yields to investors in the Inverse Floating Rate Classes will be sensitive in varying degrees to the level of the Index and to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. As indicated in the tables below, a high level of the Index will have a negative effect on the yields to investors in the Inverse Floating Rate Classes. It is possible that, under certain high Index and/or high prepayment scenarios, investors in the PS Class would not fully recoup their initial investments.

     Changes in the applicable Index may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of such Index.

     The information in the following tables was prepared on the basis of the Pricing Assumptions and the assumptions that (i) the interest rates applicable to the Inverse Floating Rate Classes for each Interest Accrual Period subsequent to their initial Interest Accrual Period will be based on the indicated level of the applicable Index and (ii) the aggregate purchase prices of the Inverse Floating Rate Classes (expressed as percentages of original principal balance) are as follows:

        Class                                                           Price*
        ------------------------------                                 --------
        SA..........................................................   93.0000%
        SB..........................................................   91.5000%
        PS..........................................................   14.9375%

        -------------------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

             Sensitivity of the SA Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                    PSA Prepayment Assumption
                          ----------------------------------------------
        LIBOR              50%       95%       175%      225%      500%
----------------------    ------    ------    ------    ------    ------
1.125%................     20.1%     20.1%     21.9%     22.0%     24.9%
3.125%................     14.8%     14.9%     16.8%     16.8%     19.9%
5.125%................      9.6%      9.7%     11.7%     11.8%     15.0%
7.125%................      4.6%      4.6%      6.7%      6.8%     10.2%
8.850%................      0.3%      0.4%      2.5%      2.6%      6.0%

             Sensitivity of the SB Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                  PSA Prepayment Assumption
                          -------------------------------------------------------------------------
        LIBOR               50%        95%       115%       175%       205%       225%       500%
----------------------    -------    -------    -------    -------    -------    -------    -------
1.125%................      20.2%      20.2%      20.2%      20.3%      21.4%      23.0%      31.2%
3.125%................      14.8%      14.8%      14.8%      14.9%      16.1%      17.7%      26.2%
5.125%................       9.5%       9.5%       9.6%       9.7%      10.7%      12.6%      21.3%
7.125%................       4.4%       4.4%       4.4%       4.6%       5.5%       7.6%      16.4%
8.750%................       0.4%       0.4%       0.4%       0.5%       1.3%       3.5%      12.5%

             Sensitivity of the PS Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)


                                       PSA Prepayment Assumption
                          ----------------------------------------------------
        LIBOR               50%        95%       175%       225%        500%
----------------------    -------    -------    -------    -------    --------
[S] [C]
1.125%................      50.1%      45.5%      45.5%      45.5%       35.5%
3.125%................      33.4%      28.0%      28.0%      28.0%       15.5%
5.125%................      16.5%      10.3%      10.3%      10.3%      (5.7)%
7.125%................     (1.6)%     (8.7)%     (8.7)%     (8.7)%     (30.1)%
9.000%................       *          *          *          *          *

-------------------------------
* The pre-tax yield to maturity would be less than (99.9)%.

Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a). For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates-- Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including the timing of changes in such rate of principal payments, the priority sequence of distributions of principal of the Classes and the distribution of principal of certain Classes in accordance with the Principal Balance Schedules herein. In particular, if the amount distributable as principal of the Certificates on any Distribution Date exceeds the amount required to reduce the principal balances of certain Classes with higher principal payment priorities to their respective scheduled amounts as set forth in the Principal Balance Schedules, such excess principal will be distributed on the remaining Classes on such Distribution Date. Conversely, if the principal distributable on any Distribution Date is less than the amount so required to reduce certain Classes to their respective scheduled amounts, no principal will be distributed on the remaining Classes on such Distribution Date. Accordingly, the rate of principal payments on the Mortgage Loans is expected to have a greater effect on the weighted average lives of the Support Components and, under certain prepayment scenarios, the TAC Classes and the PAC II Classes, than on the weighted average lives of the PAC I Classes. See "Distributions of Principal" herein.

     The interaction of the foregoing factors may have different effects on various Classes and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their respective original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

     As described under "General--Components" herein, for purposes of calculating payments of principal, certain Classes are comprised of multiple Components. Since such Components are not divisible, the payment characteristics of such Classes will reflect a combination of the payment characteristics of the related Components.

Decrement Tables

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each of the dates shown at various constant PSA levels and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions, except that with respect to the information set forth for each such Class under 0% PSA it has been assumed that each underlying Mortgage Loan bears an interest rate of 9.50% per annum and has an original and remaining term to maturity of 360 months. It is not likely that (i) all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or (ii) the underlying Mortgage Loans will prepay at a constant PSA level. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which will include recently originated Mortgage Loans) could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA levels, even if the distributions of the weighted average remaining terms to maturity and the weighted average CAGEs of the Mortgage Loans are identical to the distributions of the remaining terms to maturity and CAGEs specified in the Pricing Assumptions.

              Percent of Original Principal Balances Outstanding

                                 PA Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
May 1994............    100    100    100    100    100
May 1995............     31      0      0      0      0
May 1996............      0      0      0      0      0
May 1997............      0      0      0      0      0
May 1998............      0      0      0      0      0
May 1999............      0      0      0      0      0
May 2000............      0      0      0      0      0
May 2001............      0      0      0      0      0
May 2002............      0      0      0      0      0
May 2003............      0      0      0      0      0
May 2004............      0      0      0      0      0
May 2005............      0      0      0      0      0
May 2006............      0      0      0      0      0
May 2007............      0      0      0      0      0
May 2008............      0      0      0      0      0
May 2009............      0      0      0      0      0
May 2010............      0      0      0      0      0
May 2011............      0      0      0      0      0
May 2012............      0      0      0      0      0
May 2013............      0      0      0      0      0
May 2014............      0      0      0      0      0
May 2015............      0      0      0      0      0
May 2016............      0      0      0      0      0
May 2017............      0      0      0      0      0
May 2018............      0      0      0      0      0
May 2019............      0      0      0      0      0
May 2020............      0      0      0      0      0
May 2021............      0      0      0      0      0
May 2022............      0      0      0      0      0
May 2023............      0      0      0      0      0
Weighted Average
 Life (years)**.....    1.8    1.3    1.3    1.3    1.3
                                 PJ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............    79      0      0      0      0
May 1996............    52      0      0      0      0
May 1997............    22      0      0      0      0
May 1998............     0      0      0      0      0
May 1999............     0      0      0      0      0
May 2000............     0      0      0      0      0
May 2001............     0      0      0      0      0
May 2002............     0      0      0      0      0
May 2003............     0      0      0      0      0
May 2004............     0      0      0      0      0
May 2005............     0      0      0      0      0
May 2006............     0      0      0      0      0
May 2007............     0      0      0      0      0
May 2008............     0      0      0      0      0
May 2009............     0      0      0      0      0
May 2010............     0      0      0      0      0
May 2011............     0      0      0      0      0
May 2012............     0      0      0      0      0
May 2013............     0      0      0      0      0
May 2014............     0      0      0      0      0
May 2015............     0      0      0      0      0
May 2016............     0      0      0      0      0
May 2017............     0      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....   3.1    1.5    1.5    1.5    1.5
                                 PK Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100     82     82     82     82
May 1996............   100      5      5      5      0
May 1997............   100      0      0      0      0
May 1998............    96      0      0      0      0
May 1999............    84      0      0      0      0
May 2000............    70      0      0      0      0
May 2001............    55      0      0      0      0
May 2002............    39      0      0      0      0
May 2003............    21      0      0      0      0
May 2004............     1      0      0      0      0
May 2005............     0      0      0      0      0
May 2006............     0      0      0      0      0
May 2007............     0      0      0      0      0
May 2008............     0      0      0      0      0
May 2009............     0      0      0      0      0
May 2010............     0      0      0      0      0
May 2011............     0      0      0      0      0
May 2012............     0      0      0      0      0
May 2013............     0      0      0      0      0
May 2014............     0      0      0      0      0
May 2015............     0      0      0      0      0
May 2016............     0      0      0      0      0
May 2017............     0      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....   8.2    2.4    2.4    2.4    2.3
                                 PB Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100     73     73     73     73
May 1996............    96     24     24     24      0
May 1997............    90      0      0      0      0
May 1998............    82      0      0      0      0
May 1999............    74      0      0      0      0
May 2000............    66      0      0      0      0
May 2001............    56      0      0      0      0
May 2002............    46      0      0      0      0
May 2003............    34      0      0      0      0
May 2004............    22      0      0      0      0
May 2005............     8      0      0      0      0
May 2006............     0      0      0      0      0
May 2007............     0      0      0      0      0
May 2008............     0      0      0      0      0
May 2009............     0      0      0      0      0
May 2010............     0      0      0      0      0
May 2011............     0      0      0      0      0
May 2012............     0      0      0      0      0
May 2013............     0      0      0      0      0
May 2014............     0      0      0      0      0
May 2015............     0      0      0      0      0
May 2016............     0      0      0      0      0
May 2017............     0      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....   8.3    2.5    2.5    2.5    2.3
                                 PL Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
May 1994............    100    100    100    100    100
May 1995............    100    100    100    100    100
May 1996............    100    100    100    100      0
May 1997............    100      0      0      0      0
May 1998............    100      0      0      0      0
May 1999............    100      0      0      0      0
May 2000............    100      0      0      0      0
May 2001............    100      0      0      0      0
May 2002............    100      0      0      0      0
May 2003............    100      0      0      0      0
May 2004............    100      0      0      0      0
May 2005............     59      0      0      0      0
May 2006............     12      0      0      0      0
May 2007............      0      0      0      0      0
May 2008............      0      0      0      0      0
May 2009............      0      0      0      0      0
May 2010............      0      0      0      0      0
May 2011............      0      0      0      0      0
May 2012............      0      0      0      0      0
May 2013............      0      0      0      0      0
May 2014............      0      0      0      0      0
May 2015............      0      0      0      0      0
May 2016............      0      0      0      0      0
May 2017............      0      0      0      0      0
May 2018............      0      0      0      0      0
May 2019............      0      0      0      0      0
May 2020............      0      0      0      0      0
May 2021............      0      0      0      0      0
May 2022............      0      0      0      0      0
May 2023............      0      0      0      0      0
Weighted Average
 Life (years)**.....   12.2    3.4    3.4    3.4    2.7
                                 PC Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100    100    100    100    100
May 1996............   100    100    100    100     19
May 1997............   100     66     66     66      0
May 1998............   100      0      0      0      0
May 1999............   100      0      0      0      0
May 2000............   100      0      0      0      0
May 2001............   100      0      0      0      0
May 2002............   100      0      0      0      0
May 2003............   100      0      0      0      0
May 2004............   100      0      0      0      0
May 2005............   100      0      0      0      0
May 2006............    88      0      0      0      0
May 2007............    63      0      0      0      0
May 2008............    35      0      0      0      0
May 2009............     5      0      0      0      0
May 2010............     0      0      0      0      0
May 2011............     0      0      0      0      0
May 2012............     0      0      0      0      0
May 2013............     0      0      0      0      0
May 2014............     0      0      0      0      0
May 2015............     0      0      0      0      0
May 2016............     0      0      0      0      0
May 2017............     0      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  14.5    4.3    4.3    4.3    2.9
                                 PM Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100    100    100    100    100
May 1996............   100    100    100    100     23
May 1997............   100     80     80     80      0
May 1998............   100      0      0      0      0
May 1999............   100      0      0      0      0
May 2000............   100      0      0      0      0
May 2001............   100      0      0      0      0
May 2002............   100      0      0      0      0
May 2003............   100      0      0      0      0
May 2004............   100      0      0      0      0
May 2005............   100      0      0      0      0
May 2006............   100      0      0      0      0
May 2007............    77      0      0      0      0
May 2008............    43      0      0      0      0
May 2009............     5      0      0      0      0
May 2010............     0      0      0      0      0
May 2011............     0      0      0      0      0
May 2012............     0      0      0      0      0
May 2013............     0      0      0      0      0
May 2014............     0      0      0      0      0
May 2015............     0      0      0      0      0
May 2016............     0      0      0      0      0
May 2017............     0      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  14.8    4.4    4.4    4.4    2.9
                            PF and PS+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............    98     88     88     88     88
May 1996............    95     71     71     71     47
May 1997............    93     56     56     56     22
May 1998............    90     43     43     43     12
May 1999............    87     33     33     33      8
May 2000............    83     25     25     25      4
May 2001............    80     19     19     19      2
May 2002............    76     13     13     13      0
May 2003............    71     10     10     10      0
May 2004............    67      8      8      8      0
May 2005............    62      6      6      6      0
May 2006............    57      4      4      4      0
May 2007............    52      3      3      3      0
May 2008............    47      2      2      2      0
May 2009............    41      1      1      1      0
May 2010............    36      *      *      *      0
May 2011............    30      0      0      0      0
May 2012............    25      0      0      0      0
May 2013............    20      0      0      0      0
May 2014............    15      0      0      0      0
May 2015............    11      0      0      0      0
May 2016............     8      0      0      0      0
May 2017............     5      0      0      0      0
May 2018............     2      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  14.0    5.3    5.3    5.3    3.4

---------------
 * Indicates an amount above zero and less than 0.5% of the original principal balance is outstanding.

** The weighted average life of a REMIC Certificate is determined as specified under "Weighted Average Lives of the REMIC Certificates" herein.

+ In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                 PD Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------

        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
May 1994............    100    100    100    100    100
May 1995............    100    100    100    100    100
May 1996............    100    100    100    100    100
May 1997............    100    100    100    100      0
May 1998............    100     99     99     99      0
May 1999............    100     39     39     39      0
May 2000............    100      0      0      0      0
May 2001............    100      0      0      0      0
May 2002............    100      0      0      0      0
May 2003............    100      0      0      0      0
May 2004............    100      0      0      0      0
May 2005............    100      0      0      0      0
May 2006............    100      0      0      0      0
May 2007............    100      0      0      0      0
May 2008............    100      0      0      0      0
May 2009............    100      0      0      0      0
May 2010............     72      0      0      0      0
May 2011............     37      0      0      0      0
May 2012............      0      0      0      0      0
May 2013............      0      0      0      0      0
May 2014............      0      0      0      0      0
May 2015............      0      0      0      0      0
May 2016............      0      0      0      0      0
May 2017............      0      0      0      0      0
May 2018............      0      0      0      0      0
May 2019............      0      0      0      0      0
May 2020............      0      0      0      0      0
May 2021............      0      0      0      0      0
May 2022............      0      0      0      0      0
May 2023............      0      0      0      0      0
Weighted Average
 Life (years)**.....   17.6    5.8    5.8    5.8    3.4
                            PE and PN Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100    100    100    100    100
May 1996............   100    100    100    100    100
May 1997............   100    100    100    100     58
May 1998............   100    100    100    100      0
May 1999............   100    100    100    100      0
May 2000............   100     86     86     86      0
May 2001............   100     44     44     44      0
May 2002............   100      4      4      4      0
May 2003............   100      0      0      0      0
May 2004............   100      0      0      0      0
May 2005............   100      0      0      0      0
May 2006............   100      0      0      0      0
May 2007............   100      0      0      0      0
May 2008............   100      0      0      0      0
May 2009............   100      0      0      0      0
May 2010............   100      0      0      0      0
May 2011............   100      0      0      0      0
May 2012............    99      0      0      0      0
May 2013............    66      0      0      0      0
May 2014............    29      0      0      0      0
May 2015............     0      0      0      0      0
May 2016............     0      0      0      0      0
May 2017............     0      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  20.4    7.9    7.9    7.9    4.1
                            PG and PT Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100    100    100    100    100
May 1996............   100    100    100    100    100
May 1997............   100    100    100    100    100
May 1998............   100    100    100    100     70
May 1999............   100    100    100    100     15
May 2000............   100    100    100    100      0
May 2001............   100    100    100    100      0
May 2002............   100    100    100    100      0
May 2003............   100     72     72     72      0
May 2004............   100     44     44     44      0
May 2005............   100     20     20     20      0
May 2006............   100      0      0      0      0
May 2007............   100      0      0      0      0
May 2008............   100      0      0      0      0
May 2009............   100      0      0      0      0
May 2010............   100      0      0      0      0
May 2011............   100      0      0      0      0
May 2012............   100      0      0      0      0
May 2013............   100      0      0      0      0
May 2014............   100      0      0      0      0
May 2015............    91      0      0      0      0
May 2016............    53      0      0      0      0
May 2017............    12      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  23.1   10.9   10.9   10.9    5.4
                                 PH Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100    100    100    100    100
May 1996............   100    100    100    100    100
May 1997............   100    100    100    100    100
May 1998............   100    100    100    100    100
May 1999............   100    100    100    100    100
May 2000............   100    100    100    100     60
May 2001............   100    100    100    100     14
May 2002............   100    100    100    100      0
May 2003............   100    100    100    100      0
May 2004............   100    100    100    100      0
May 2005............   100    100    100    100      0
May 2006............   100    100    100    100      0
May 2007............   100     70     70     70      0
May 2008............   100     44     44     44      0
May 2009............   100     22     22     22      0
May 2010............   100      3      3      3      0
May 2011............   100      0      0      0      0
May 2012............   100      0      0      0      0
May 2013............   100      0      0      0      0
May 2014............   100      0      0      0      0
May 2015............   100      0      0      0      0
May 2016............   100      0      0      0      0
May 2017............   100      0      0      0      0
May 2018............    42      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  24.9   14.9   14.9   14.9    7.3
                                PV+ Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
May 1994............    100    100    100    100    100
May 1995............     97     82     82     82     82
May 1996............     93     56     56     56     25
May 1997............     89     37     37     37      1
May 1998............     85     19     19     19      1
May 1999............     80      7      7      7      *
May 2000............     75      0      0      0      0
May 2001............     70      0      0      0      0
May 2002............     65      0      0      0      0
May 2003............     59      0      0      0      0
May 2004............     52      0      0      0      0
May 2005............     47      0      0      0      0
May 2006............     41      0      0      0      0
May 2007............     34      0      0      0      0
May 2008............     27      0      0      0      0
May 2009............     19      0      0      0      0
May 2010............     13      0      0      0      0
May 2011............      7      0      0      0      0
May 2012............      0      0      0      0      0
May 2013............      0      0      0      0      0
May 2014............      0      0      0      0      0
May 2015............      0      0      0      0      0
May 2016............      0      0      0      0      0
May 2017............      0      0      0      0      0
May 2018............      0      0      0      0      0
May 2019............      0      0      0      0      0
May 2020............      0      0      0      0      0
May 2021............      0      0      0      0      0
May 2022............      0      0      0      0      0
May 2023............      0      0      0      0      0
Weighted Average
 Life (years)**.....   11.1    3.5    3.5    3.5    2.6
                                PW+ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100    100    100    100    100
May 1996............   100    100    100    100    100
May 1997............   100    100    100    100     81
May 1998............   100    100    100    100     44
May 1999............   100    100    100    100     26
May 2000............    99     93     93     93     16
May 2001............    97     72     72     72      8
May 2002............    95     52     52     52      0
May 2003............    94     39     39     39      0
May 2004............    92     28     28     28      0
May 2005............    91     19     19     19      0
May 2006............    90     12     12     12      0
May 2007............    90      8      8      8      0
May 2008............    90      5      5      5      0
May 2009............    90      3      3      3      0
May 2010............    90      *      *      *      0
May 2011............    90      0      0      0      0
May 2012............    90      0      0      0      0
May 2013............    75      0      0      0      0
May 2014............    58      0      0      0      0
May 2015............    42      0      0      0      0
May 2016............    29      0      0      0      0
May 2017............    16      0      0      0      0
May 2018............     5      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  20.8    9.8    9.8    9.8    5.3
                                 PZ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   107    107    107    107    107
May 1995............   115    115    115    115    115
May 1996............   123    123    123    123    123
May 1997............   132    132    132    132    132
May 1998............   142    142    142    142    142
May 1999............   152    152    152    152    152
May 2000............   163    163    163    163    163
May 2001............   175    175    175    175    175
May 2002............   187    187    187    187    187
May 2003............   201    201    201    201    181
May 2004............   215    215    215    215    124
May 2005............   231    231    231    231     85
May 2006............   248    248    248    248     58
May 2007............   266    266    266    266     39
May 2008............   285    285    285    285     26
May 2009............   305    305    305    305     18
May 2010............   328    328    328    328     12
May 2011............   331    283    283    283      8
May 2012............   331    232    232    232      5
May 2013............   331    188    188    188      3
May 2014............   331    151    151    151      2
May 2015............   331    120    120    120      1
May 2016............   331     93     93     93      1
May 2017............   331     71     71     71      1
May 2018............   331     53     53     53      *
May 2019............   164     37     37     37      *
May 2020............    25     25     25     25      *
May 2021............    14     14     14     14      *
May 2022............     6      6      6      6      *
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  26.2   21.4   21.4   21.4   12.4
                                 A Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............    87     87     87     87     87
May 1995............    73     73     73     73     73
May 1996............    59     59     59     59     59
May 1997............    43     43     43     43     43
May 1998............    26     26     26     26     26
May 1999............     7      7      7      7      7
May 2000............     0      0      0      0      0
May 2001............     0      0      0      0      0
May 2002............     0      0      0      0      0
May 2003............     0      0      0      0      0
May 2004............     0      0      0      0      0
May 2005............     0      0      0      0      0
May 2006............     0      0      0      0      0
May 2007............     0      0      0      0      0
May 2008............     0      0      0      0      0
May 2009............     0      0      0      0      0
May 2010............     0      0      0      0      0
May 2011............     0      0      0      0      0
May 2012............     0      0      0      0      0
May 2013............     0      0      0      0      0
May 2014............     0      0      0      0      0
May 2015............     0      0      0      0      0
May 2016............     0      0      0      0      0
May 2017............     0      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....   3.5    3.5    3.5    3.5    3.5

---------------
 * Indicates an amount above zero and less than 0.5% of the original principal balance is outstanding.

** The weighted average life of a REMIC Certificate is determined as specified under "Weighted Average Lives of the REMIC Certificates" herein.

+ In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                             BA and B Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------

        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
May 1994............    100    100    100    100    100
May 1995............    100    100    100    100    100
May 1996............    100    100    100    100    100
May 1997............    100    100    100    100    100
May 1998............    100    100    100    100    100
May 1999............    100    100    100    100    100
May 2000............     80     80     80     80     80
May 2001............     47     47     47     47     47
May 2002............     11     11     11     11      0
May 2003............      0      0      0      0      0
May 2004............      0      0      0      0      0
May 2005............      0      0      0      0      0
May 2006............      0      0      0      0      0
May 2007............      0      0      0      0      0
May 2008............      0      0      0      0      0
May 2009............      0      0      0      0      0
May 2010............      0      0      0      0      0
May 2011............      0      0      0      0      0
May 2012............      0      0      0      0      0
May 2013............      0      0      0      0      0
May 2014............      0      0      0      0      0
May 2015............      0      0      0      0      0
May 2016............      0      0      0      0      0
May 2017............      0      0      0      0      0
May 2018............      0      0      0      0      0
May 2019............      0      0      0      0      0
May 2020............      0      0      0      0      0
May 2021............      0      0      0      0      0
May 2022............      0      0      0      0      0
May 2023............      0      0      0      0      0
Weighted Average
 Life (years)**.....    7.9    7.9    7.9    7.9    7.8
                             CA and C Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100    100    100    100    100
May 1996............   100    100    100    100    100
May 1997............   100    100    100    100    100
May 1998............   100    100    100    100    100
May 1999............   100    100    100    100    100
May 2000............   100    100    100    100    100
May 2001............   100    100    100    100    100
May 2002............   100    100    100    100      0
May 2003............    79     79     79     79      0
May 2004............    47     47     47     47      0
May 2005............    14     14     14     14      0
May 2006............     0      0      0      0      0
May 2007............     0      0      0      0      0
May 2008............     0      0      0      0      0
May 2009............     0      0      0      0      0
May 2010............     0      0      0      0      0
May 2011............     0      0      0      0      0
May 2012............     0      0      0      0      0
May 2013............     0      0      0      0      0
May 2014............     0      0      0      0      0
May 2015............     0      0      0      0      0
May 2016............     0      0      0      0      0
May 2017............     0      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  10.9   10.9   10.9   10.9    8.7
                                 D Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100    100    100    100
May 1995............   100    100    100    100    100
May 1996............   100    100    100    100    100
May 1997............   100    100    100    100    100
May 1998............   100    100    100    100    100
May 1999............   100    100    100    100    100
May 2000............   100    100    100    100    100
May 2001............   100    100    100    100    100
May 2002............   100    100    100    100     81
May 2003............   100    100    100    100      0
May 2004............   100    100    100    100      0
May 2005............   100    100    100    100      0
May 2006............    89     89     89     89      0
May 2007............    70     70     70     70      0
May 2008............    49     49     49     49      0
May 2009............    28     28     28     28      0
May 2010............     4      4      4      4      0
May 2011............     0      0      0      0      0
May 2012............     0      0      0      0      0
May 2013............     0      0      0      0      0
May 2014............     0      0      0      0      0
May 2015............     0      0      0      0      0
May 2016............     0      0      0      0      0
May 2017............     0      0      0      0      0
May 2018............     0      0      0      0      0
May 2019............     0      0      0      0      0
May 2020............     0      0      0      0      0
May 2021............     0      0      0      0      0
May 2022............     0      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  14.9   14.9   14.9   14.9    9.3
                                        E Class
                    ------------------------------------------------

                                     PSA Prepayment
                                       Assumption
                    ------------------------------------------------
        Date          0%    95%    115%   175%   205%   225%   500%
-------------------------- ------ ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100    100
May 1994............    94     72     68     68     68     68     68
May 1995............    92     65     53     53     53     53     51
May 1996............    92     65     42     42     42     42      0
May 1997............    92     65     34     34     34     34      0
May 1998............    92     65     26     26     26     26      0
May 1999............    92     65     20     20     20     20      0
May 2000............    92     65     15     15     15     13      0
May 2001............    92     65     11     11     11      2      0
May 2002............    92     65      8      8      8      0      0
May 2003............    92     65      7      7      7      0      0
May 2004............    92     61      5      5      5      0      0
May 2005............    92     54      3      3      3      0      0
May 2006............    92     44      1      1      1      0      0
May 2007............    92     32      0      0      0      0      0
May 2008............    92     19      0      0      0      0      0
May 2009............    92      4      0      0      0      0      0
May 2010............    92      0      0      0      0      0      0
May 2011............    92      0      0      0      0      0      0
May 2012............    92      0      0      0      0      0      0
May 2013............    92      0      0      0      0      0      0
May 2014............    92      0      0      0      0      0      0
May 2015............    92      0      0      0      0      0      0
May 2016............    92      0      0      0      0      0      0
May 2017............    92      0      0      0      0      0      0
May 2018............    92      0      0      0      0      0      0
May 2019............    92      0      0      0      0      0      0
May 2020............    45      0      0      0      0      0      0
May 2021............     0      0      0      0      0      0      0
May 2022............     0      0      0      0      0      0      0
May 2023............     0      0      0      0      0      0      0
Weighted Average
 Life (years)**.....  25.0    9.2    3.4    3.4    3.4    3.1    1.6
                                        G Class
                    ------------------------------------------------
                                     PSA Prepayment
                                       Assumption
                    ------------------------------------------------
        Date          0%    95%    140%   175%   205%   225%   500%
-------------------------- ------ ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100    100
May 1994............    100    100     92     92     92     92     92
May 1995............    100    100     75     75     75     75      0
May 1996............    100    100     54     54     54     54      0
May 1997............    100    100     36     36     36     36      0
May 1998............    100    100     22     22     22     22      0
May 1999............    100    100     11     11     11     11      0
May 2000............    100    100      3      3      3      0      0
May 2001............    100    100      0      0      0      0      0
May 2002............    100    100      0      0      0      0      0
May 2003............    100    100      0      0      0      0      0
May 2004............    100    100      0      0      0      0      0
May 2005............    100    100      0      0      0      0      0
May 2006............    100    100      0      0      0      0      0
May 2007............    100    100      0      0      0      0      0
May 2008............    100    100      0      0      0      0      0
May 2009............    100    100      0      0      0      0      0
May 2010............    100     87      0      0      0      0      0
May 2011............    100     60      0      0      0      0      0
May 2012............    100     31      0      0      0      0      0
May 2013............    100      2      0      0      0      0      0
May 2014............    100      0      0      0      0      0      0
May 2015............    100      0      0      0      0      0      0
May 2016............    100      0      0      0      0      0      0
May 2017............    100      0      0      0      0      0      0
May 2018............    100      0      0      0      0      0      0
May 2019............    100      0      0      0      0      0      0
May 2020............    100      0      0      0      0      0      0
May 2021............     47      0      0      0      0      0      0
May 2022............      0      0      0      0      0      0      0
May 2023............      0      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   28.0   18.4    3.4    3.4    3.4    3.4    1.7
                            FA and SA Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    175%   225%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
May 1994............   100    100     91     91     91
May 1995............   100    100     73     73      0
May 1996............   100    100     52     52      0
May 1997............   100    100     35     35      0
May 1998............   100    100     22     22      0
May 1999............   100    100     12      6      0
May 2000............   100    100      6      0      0
May 2001............   100    100      *      0      0
May 2002............   100    100      0      0      0
May 2003............   100    100      0      0      0
May 2004............   100    100      0      0      0
May 2005............   100    100      0      0      0
May 2006............   100    100      0      0      0
May 2007............   100    100      0      0      0
May 2008............   100    100      0      0      0
May 2009............   100    100      0      0      0
May 2010............   100    100      0      0      0
May 2011............   100    100      0      0      0
May 2012............   100    100      0      0      0
May 2013............   100    100      0      0      0
May 2014............   100     80      0      0      0
May 2015............   100     57      0      0      0
May 2016............   100     35      0      0      0
May 2017............   100     13      0      0      0
May 2018............   100      0      0      0      0
May 2019............   100      0      0      0      0
May 2020............   100      0      0      0      0
May 2021............   100      0      0      0      0
May 2022............    21      0      0      0      0
May 2023............     0      0      0      0      0
Weighted Average
 Life (years)**.....  28.8   22.4    3.5    3.3    1.4
                                   FB and SB Classes
                    ------------------------------------------------

                                     PSA Prepayment
                                       Assumption
                    ------------------------------------------------
        Date          0%    95%    115%   175%   205%   225%   500%
-------------------------- ------ ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100    100
May 1994............   100    100    100    100     93     89     28
May 1995............   100    100    100    100     79     66      5
May 1996............   100    100    100    100     64     40      0
May 1997............   100    100    100    100     52     21      0
May 1998............   100    100    100    100     43      8      0
May 1999............   100    100    100    100     38      5      0
May 2000............   100    100    100    100     35      5      0
May 2001............   100    100    100    100     34      5      0
May 2002............   100    100    100     96     30      1      0
May 2003............   100    100    100     94     30      *      0
May 2004............   100    100    100     92     30      *      0
May 2005............   100    100    100     89     30      *      0
May 2006............   100    100    100     85     30      *      0
May 2007............   100    100     98     80     28      *      0
May 2008............   100    100     96     73     25      *      0
May 2009............   100    100     95     66     23      *      0
May 2010............   100     95     95     60     20      *      0
May 2011............   100     95     95     53     18      *      0
May 2012............   100     95     95     47     16      *      0
May 2013............   100     95     95     41     13      *      0
May 2014............   100     95     95     35     11      *      0
May 2015............   100     95     95     30     10      *      0
May 2016............   100     95     90     25      8      *      0
May 2017............   100     95     76     20      6      *      0
May 2018............   100     88     61     16      5      *      0
May 2019............   100     69     47     12      4      *      0
May 2020............   100     50     34      8      3      *      0
May 2021............    95     32     21      5      2      *      0
May 2022............    95     14      9      2      1      *      0
May 2023............     0      0      0      0      0      0      0
Weighted Average
 Life (years)**.....  29.5   26.7   25.5   18.8    8.3    2.9    0.8

---------------
 * Indicates an amount above zero and less than 0.5% of the original principal balance is outstanding.

** The weighted average life of a REMIC Certificate is determined as specified under "Weighted Average Lives of the REMIC Certificates" herein.

              CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion, when read in conjunction with the discussion of "Certain Federal Income Tax Consequences" in the REMIC Prospectus, describes the current federal income tax treatment of investors in the Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

REMIC Elections and Special Tax Attributes

     Elections will be made to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     As a consequence of the qualification of the Trust and the Lower Tier REMIC as REMICs, the Certificates generally will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences--Special Tax Attributes" in the REMIC Prospectus.

Taxation of Beneficial Owners of Regular Certificates

     The Notional Classes and the PZ, SA and SB Classes will be, and certain other Classes of Certificates may be, issued with original issue discount for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount will be 175% PSA. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at that or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus. In addition, certain Classes of Certificates may be treated as having been issued at a premium for federal income tax purposes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Certificates Purchased at a Premium" in the REMIC Prospectus.

Taxation of Beneficial Owners of Residual Certificates

     Under the Regulations, neither the R nor the RL Certificate will have significant value. As a result, an organization to which section 593 of the Code applies and which is the beneficial owner of the R or RL Certificate may not use its allowable deductions to offset any "excess inclusions" with respect to such Certificate. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" in the REMIC Prospectus.

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about April 20, 1993. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus. The federal income tax consequences of any consideration paid to a transferee on the transfer of the R or RL Certificate are unclear; any transferee receiving such consideration should consult its own tax advisors.

     Under the proposed IRS regulations relating to original issue discount, the Lower Tier Regular Interests would be treated as a single debt instrument for original issue discount purposes because they were issued to the Trust in a single transaction. Although there can be no assurance that final regulations will apply this aggregation rule to the Lower Tier Regular Interests, Fannie Mae intends to calculate the taxable income (or net loss) of the Trust and of the Lower Tier REMIC (and to report to the R and RL Certificateholders) by treating the Lower Tier Regular Interests as a single debt instrument. A failure of the Lower Tier Regular Interests to qualify as a single debt instrument for original issue discount purposes could result in material adverse tax consequences to the beneficial owners of the RL Class.

                             PLAN OF DISTRIBUTION

     General. The Dealer will receive the Certificates in exchange for the MBS pursuant to a Fannie Mae commitment. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect such transactions to or through dealers.

     Increase in Certificates. Fannie Mae and the Dealer may agree to offer hereby Certificates in addition to those contemplated as of the date hereof. In such event, the MBS will be increased in principal balance, but it is expected that all additional MBS will have the same characteristics as described herein under "Description of the Certificates--The MBS." The proportion that the original principal balance of each Class (and any Components) bears to the aggregate original principal balance of all the Certificates will remain the same. The dollar amounts reflected in the Principal Balance Schedules will be increased in pro rata amounts that correspond to the increase of the principal balance of the Certificates.

                                LEGAL MATTERS

     Certain legal matters will be passed upon for the Dealer by Brown & Wood, New York, New York. Brown & Wood also performs legal services for Fannie Mae.

------------------------------------------------------
------------------------------------------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus and the Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus Supplement and the aforementioned documents do not constitute an offer to sell or a solicitation of an offer to buy any of the Certificates offered hereby in any state to any person to whom it is unlawful to make such offer or solicitation in such state. The delivery of this Prospectus Supplement and the aforementioned documents at any time does not imply that the information contained herein or therein is correct as of any time subsequent to the date hereof and thereof.

                           ------------------------

                              TABLE OF CONTENTS

                                       Page
                                       -----
           Prospectus Supplement
Table of Contents....................   S- 3
Description of the Certificates......   S- 4
Certain Additional Federal Income Tax
  Consequences.......................   S-34
Plan of Distribution.................   S-35
Legal Matters........................   S-35
             REMIC Prospectus
Prospectus Supplement................      2
Summary of Prospectus................      3
Description of the Certificates......      7
The Trust Agreement..................     20
Certain Federal Income Tax
  Consequences.......................     22
Legal Investment Considerations......     32
Legal Opinion........................     33
ERISA Considerations.................     33
Glossary.............................     34

------------------------------------------------------
------------------------------------------------------


                                $1,000,000,000

                               Federal National
                             Mortgage Association

                               (FANNIE MAE LOGO)

                               Guaranteed REMIC
                          Pass-Through Certificates

                        Fannie Mae REMIC Trust 1993-56

                           ------------------------
                            PROSPECTUS SUPPLEMENT
                           ------------------------

                             MORGAN STANLEY & CO.
                                Incorporated

                                March 17, 1993

------------------------------------------------------
------------------------------------------------------

                                                               Annex 2(c)
                             Prospectus Supplement
                              dated March 24, 1993
                                       to
                       Prospectus dated December 29, 1992
                                  relating to

                     Federal National Mortgage Association
                   Guaranteed Remic Pass-Through Certificates
                         Fannie Mae REMIC Trust 1993-60

Prospectus Supplement
(To Prospectus dated December 29, 1992)

                                 $300,000,000

                    Federal National Mortgage Association

                               (FANNIE MAE LOGO)

                  Guaranteed REMIC Pass-Through Certificates
                        Fannie Mae REMIC Trust 1993-60

     The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1993-60 (the "Trust"). The assets of the Trust will consist of the "regular interests" in a separate trust fund (the "Lower Tier REMIC"). The assets of the Lower Tier REMIC will consist of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "MBS"), each of which will represent a beneficial interest in a pool (the "Pool") of first lien, single-family, fixed-rate residential mortgage loans (the "Mortgage Loans") having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae and offered by Fannie Mae pursuant to its Prospectus for Guaranteed Mortgage Pass-Through Certificates (the "MBS Prospectus"), available as described herein, and its Prospectus for Guaranteed REMIC Pass-Through Certificates (the "REMIC Prospectus"), accompanying this Prospectus Supplement.

     Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates--Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

                                                (Cover continued on next page)

                           ------------------------

THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE
 CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE AN
   OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY
     THEREOF OTHER THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE
      REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE
         "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES
                            EXCHANGE ACT OF 1934.

==============================================================================

           Original
          Principal     Principal   Interest    Interest Final Distribution
Class      Balance       Type(1)      Rate      Type(1)         Date
------------------------------------------------------------------------------
A .....  $114,202,000      SCH      6.0000 %     FIX        February 2018
B .....    36,894,000      SCH      6.5000       FIX          July 2020
C .....    28,812,000      SCH      6.7500       FIX        December 2021
F .....    46,618,000      SCH        (2)        FLT        December 2021
S .....      (3)           NTL        (2)       INV/IO      December 2021
SC.....      (3)           NTL        (2)       INV/IO      December 2021
D .....    22,900,000      SCH      7.0000       FIX        November 2022
E .....     1,428,000    LIQ/AD     7.0000       FIX        February 1998
G .....     2,741,000      AD       7.0000       FIX         March 2004
H .....     4,993,000      AD       7.0000       FIX         March 2011
Z .....     3,707,000      SCH      7.0000        Z           May 2023
FA.....    12,516,700      SUP        (2)        FLT          May 2023
SA.....     5,364,300      SUP        (2)        INV          May 2023
FB ....    15,000,000      SUP        (2)        FLT          May 2023
SB ....     4,822,000      SUP        (2)        INV          May 2023
R .....         1,000      SCH      6.0000       FIX          May 2023
RL.....         1,000      SCH      6.0000       FIX          May 2023
==============================================================================

(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.
(2) The F, S, SC, FB and SB Classes will bear interest based on "LIBOR" and the FA and SA Classes will bear interest based on "COFI," as described under "Description of the Certificates--Distributions of Interest" herein and "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes" in the REMIC Prospectus.
(3) The S and SC Classes will be Notional Classes, will have no principal balances and will bear interest on their notional principal balances (initially, $5,000,000 and $39,618,000, respectively). The notional principal balances of the S and SC Classes will be calculated based on the principal balance of a Scheduled Class. See "Description of the Certificates-- General--Notional Classes."

     The Certificates will be offered by Shearson Lehman Brothers Inc., including Lehman Government Securities Inc. (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

     The Certificates will be offered by the Dealer, subject to receipt and acceptance by it and subject to its right to reject any order in whole or in part. It is expected that the Certificates, except for the R and RL Classes, will be available through the book-entry system of the Federal Reserve Banks on or about May 28, 1993 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, New York, New York, on or about the Settlement Date.

                           ------------------------

                               LEHMAN BROTHERS

March 24, 1993

(Cover continued from previous page)

     THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS ASSOCIATED WITH SUCH CERTIFICATES.

     The yield to investors in each Class will be sensitive in varying degrees to the rate of principal payments of the Mortgage Loans, the characteristics of the Mortgage Loans actually included in the Pool, the purchase price paid for the related Class and, in the case of any Floating Rate and Inverse Floating Rate Classes, the level of the applicable Index (as defined herein). Accordingly, investors should consider the following risks:

        - The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

        - Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

        - In the case of any Certificates purchased at a discount to their principal amounts, a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

        - The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the applicable Index, particularly if the interest rate thereon fluctuates as a multiple of such Index.

See "Description of the Certificates--Yield Considerations" herein.

     In addition, investors should purchase Certificates only after considering the following:

        - The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

        - The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Description of the Certificates--Reinvestment Risk" in the REMIC Prospectus.

        - Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

     The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

     These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus or the MBS Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus Supplement does not contain complete information about the Certificates. Investors should purchase Certificates only after reading this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus dated January 1, 1993 and the Fannie Mae Information Statement dated February 16, 1993 and any supplements thereto (the "Information Statement"). The MBS Prospectus and the Information Statement are incorporated herein by reference and may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-2N, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents may also be obtained from the Dealer by writing or calling its Registration Department at 250 West Street, 3rd Floor, New York, New York 10013 (telephone 212-464-6929).

                              TABLE OF CONTENTS

                                        Page
                                        ----
Description of the Certificates.......  S- 4
  General.............................  S- 4
     Structure........................  S- 4
     MBS Distributions................  S- 4
     Fannie Mae Guaranty..............  S- 4
     Characteristics of
       Certificates...................  S- 4
     Notional Classes.................  S- 5
     Authorized Denominations.........  S- 5
     Distribution Dates...............  S- 5
     Calculation of Distributions.....  S- 5
     Record Date......................  S- 6
     REMIC Trust Factors..............  S- 6
     Optional Termination.............  S- 6
     Liquid Assets....................  S- 6
  The MBS.............................  S- 6
  Distributions of Interest...........  S- 7
     Categories of Classes............  S- 7
     General..........................  S- 7
     Interest Accrual Periods.........  S- 7
     Accrual Class....................  S- 7
     Floating Rate and Inverse
       Floating Rate Classes..........  S- 8
  Calculation of LIBOR................  S- 8
  COFI................................  S- 8
  Distributions of Principal..........  S- 9
     Categories of Classes............  S- 9
     Principal Distribution Amount....  S- 9
     Accrual Amount...................  S- 9
     Cash Flow Distribution Amount....  S-10
  Structuring Assumptions.............  S-10
     Pricing Assumptions..............  S-10
     PSA Assumptions..................  S-11
  Principal Balance Schedules.........  S-12
  Characteristics of the R and
     RL Classes.......................  S-19
  Yield Considerations................  S-19
     General..........................  S-19
     The Inverse Floating Rate
       Classes........................  S-20
  Weighted Average Lives of the
     Certificates.....................  S-21
  Decrement Tables....................  S-23
Certain Additional Federal Income Tax
  Consequences........................  S-25
  REMIC Elections and Special Tax
     Attributes.......................  S-25
  Taxation of Beneficial Owners of
     Regular Certificates.............  S-25
  Taxation of Beneficial Owners of
     Residual Certificates............  S-25
Plan of Distribution..................  S-26
     General..........................  S-26
     Increase in Certificates.........  S-26
Legal Matters.........................  S-26

                        DESCRIPTION OF THE CERTIFICATES

     The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the REMIC Prospectus, the MBS Prospectus and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the respective meanings assigned to such terms in the REMIC Prospectus (including the Glossary contained therein), the MBS Prospectus or the Trust Agreement (as the context may require).

General

     Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of May 1, 1993 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as Trustee, and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

     The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     The assets of the Trust will consist of the Lower Tier Regular Interests, and the Certificates, other than the RL Class, will evidence the entire beneficial ownership interest in the distributions of principal and interest on the Lower Tier Regular Interests.

     The assets of the Lower Tier REMIC will consist of the MBS, and the Lower Tier Regular Interests and the RL Class (collectively, the "Lower Tier Interests") will in the aggregate evidence the entire beneficial ownership interest in the distributions of principal and interest on the MBS.

     MBS Distributions. The MBS will provide that principal and interest on the underlying Mortgage Loans will be passed through monthly, commencing on the 25th day of the month following the month of the initial issuance of the MBS (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day).

     Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the MBS Account. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates--Fannie Mae's Guaranty" in the REMIC Prospectus and "Description of Certificates-- The Corporation's Guaranty" in the MBS Prospectus.

     Characteristics of Certificates. The Certificates, other than the R and RL Certificates, will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. Such entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts such Certificates have been deposited are herein referred to as "Holders" or "Certificateholders." A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates--Denominations, Book-Entry Form" in the REMIC Prospectus.

     The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to an R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R and RL Certificates will be transferable and exchangeable, if applicable, at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any exchange or registration of transfer of the R and RL Certificates and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

     Distributions on the R and RL Classes will be made by check mailed by the Paying Agent to the address of each person entitled thereto as it appears on the Certificate Register maintained by the Certificate Registrar (initially State Street) not later than each Distribution Date; provided, however, that the final distribution to the Holders of the R and RL Classes of the proceeds of any remaining assets of the Trust and the Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of the respective Certificates at the office of the Paying Agent. The Paying Agent initially will be State Street.

     Notional Classes. The S and SC Classes will be Notional Classes. A Notional Class will have no principal balance and will bear interest at the per annum interest rate set forth on the cover or described herein during each Interest Accrual Period on the related notional principal balance. The notional principal balance of each Notional Class will be equal to the indicated percentage of the outstanding principal balance of the following Classes immediately prior to the related Distribution Date:



                                                           Percentage of
                                                         Principal Balance
    Class                                                of Specified Class
    ------                                              -------------------
    S ...........................................     10.7254708482% of F Class
    SC...........................................     84.9843408126% of F Class

     The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the MBS or the underlying Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to any such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balance of any Notional Class.

     Authorized Denominations. The Certificates, other than the R and RL Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. The R and RL Certificates will each be issued as a single certificate in a denomination of $1,000.

     Distribution Dates. Distributions on the Certificates will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day), commencing in the month following the Settlement Date.

     Calculation of Distributions. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Classes, if any) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one month periods set forth herein under "Distributions of Interest--Interest Accrual Periods." Principal on the Certificates will be distributed on each Distribution Date in an amount equal to the sum of the aggregate distributions of principal concurrently made on the MBS and any interest accrued and added on such Distribution Date to the principal balances of the Accrual Classes, if any. See "Distributions of Principal" herein.

     Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

     REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which, when multiplied by the original principal balance of a Certificate of such Class, will equal the remaining principal balance of such Certificate after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balances of any Accrual Classes on such Distribution Date.

     Optional Termination. Consistent with its policy described under "Description of Certificates-- Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Trust or the Lower Tier REMIC through the exercise of its right to repurchase the Mortgage Loans underlying any MBS unless only one Mortgage Loan remains in the related Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

     Liquid Assets. The E Class is intended to qualify as a "liquid asset" for purposes of the liquidity requirements applicable to federal savings associations, federal savings banks and state chartered associations whose deposits are insured by the Federal Deposit Insurance Corporation.

The MBS

     The MBS underlying the Certificates will have the aggregate unpaid principal balance and Pass-Through Rate set forth below and the general characteristics described in the MBS Prospectus. The Mortgage Loans will be conventional Level Payment Mortgage Loans secured by a first mortgage or deed of trust on a one- to four-family ("single-family") residential property and having an original maturity of up to 30 years, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The characteristics of the MBS and Mortgage Loans as of May 1, 1993 (the "Issue Date") are expected to be as follows:

    MBS
           Aggregate Unpaid Principal Balance......................        $300,000,000
    Pass-Through Rate.......................................           7.00%
    Mortgage Loans

    Range of WACs (per annum percentages)...................          7.25% to 9.50%
    Range of WAMs...........................................     180 months to 360 months
    Approximate Weighted Average WAM........................            357 months
    Approximate Weighted Average CAGE.......................             3 months


     Following the issuance of the Certificates, Fannie Mae will prepare a Final Data Statement setting forth the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying each MBS, along with the weighted average of all the current or original WACs and the weighted average of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying the MBS as of the Issue Date. The Final Data Statement will not accompany this Prospectus Supplement but will be made available by Fannie Mae. To request the Final Data Statement, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

     Categories of Classes

     For the purpose of payments of interest, the Classes will be categorized as follows:

     Interest Type*              Classes
     ----------------------      ---------
     Fixed Rate                  All Classes except F, S, SC, FA, SA, FB and SB
     Floating Rate               F, FA and FB
     Inverse Floating Rate       S, SC, SA and SB
     Interest Only               S and SC
     Accrual                     Z

     --------------------
     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     General. The interest-bearing Certificates will bear interest at the respective per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to any Accrual Classes) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

     Interest Accrual Periods. Interest to be distributed or, in the case of any Accrual Classes, added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one-month periods set forth below (each, an "Interest Accrual Period").

                     Classes                             Interest Accrual Period
                     -------                             -----------------------
    F, S, SC, FB and SB (collectively, the      One month period beginning on the 25th
      "No Delay Classes")                       day of the month preceding the month of
                                                the Distribution Date and ending on the
                                                24th day of the month of the Distribution
                                                Date

    All other Classes (collectively, the        Calendar month preceding the month in
      "Delay Classes")                          which the Distribution Date occurs



See "Yield Considerations" herein.

     Accrual Class. The Z Class is an Accrual Class. Interest will accrue on the Accrual Class at the per annum rate set forth on the cover hereof; however, such interest will not be distributed for so long as such Class is outstanding. Interest so accrued and unpaid on the Accrual Class will be added as principal to the principal balance thereof on each Distribution Date. Distributions of principal of the Accrual Class will be distributed as described herein.

     Floating Rate and Inverse Floating Rate Classes. Each of the following Classes will bear interest during its initial Interest Accrual Period at the Initial Interest Rate set forth below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable Maximum and Minimum Interest Rates, at the rate determined as described below:

                                 Initial    Maximum    Minimum              Formula for
                                Interest    Interest   Interest            Calculation of
     Class                        Rate        Rate       Rate               Interest Rate
    ------                       ------     --------   --------            ---------------


    F ......................    3.58750%   10.00000%    0.40%         LIBOR + 40 basis points
    S ......................    8.97750%   13.44000%    0.00%          13.44% - (1.4 X LIBOR)
    SC......................    6.41250%    9.60000%    0.00%               9.6% - LIBOR
    FA......................    5.58300%   10.00000%    1.25%         COFI + 125 basis points
    SA......................   10.30633%   20.41666%    0.00%     20.41666% - (2.33333333 X COFI)
    FB......................    4.73750%    9.25000%    1.55%         LIBOR + 155 basis points
    SB......................   14.03805%   23.95354%    0.00%     23.95354% - (3.11074243 X LIBOR)


     The yields with respect to such Classes will be affected by changes in the applicable index as set forth in the table above (each, an "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of an Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of an Index.

     Each Index value (except COFI) will be established as described herein by Fannie Mae two business days prior to the commencement of the related Interest Accrual Period. See "--COFI" below for a description of how COFI is established. The establishment of each Index value by Fannie Mae and Fannie Mae's determination of the rate of interest for the applicable Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

     On each LIBOR Determination Date, until the principal balances of the F, S, SC, FB and SB Classes (the "LIBOR Classes") have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR."

     If on the initial LIBOR Determination Date, Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be 3.1875%.

COFI

     Except as otherwise specified below, the amount of interest which will accrue in respect of the FA and SA Classes (the "COFI Classes") during each Interest Accrual Period following their initial Interest Accrual Period will be determined on the basis of the Eleventh District Cost of Funds Index for the second month next preceding the month in which such Interest Accrual Period commences if such Eleventh District Cost of Funds Index for such second preceding month is published on or before the tenth day of the month in which such Interest Accrual Period commences. For example, if the Eleventh District Cost of Funds Index for May is announced on or before July 10, interest accrued on the COFI Classes for the Interest Accrual Period commencing in July and distributable in August will be based on the Eleventh District Cost of Funds Index relating to May. If the Eleventh District Cost of Funds Index for the applicable month is not published on or before the tenth day of the second following month, interest will accrue on the COFI Classes at a rate determined as provided in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI." In such a circumstance, the alternative index applicable to the

COFI Classes may be LIBOR. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level, and, particularly if LIBOR is the alternative index, could increase its volatility.

     For information regarding historical values of the Eleventh District Cost of Funds Index as reported by the Federal Home Loan Bank of San Francisco ("FHLBSF"), see "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI " in the REMIC Prospectus.

     The value of the Eleventh District Cost of Funds Index as reported by the FHLBSF for December 1992 and January 1993 were 4.432% and 4.360%, respectively.

Distributions of Principal

     Categories of Classes

     For the purpose of payments of principal, the Classes will be categorized as follows:

          Principal Type*                Classes
          -------------------          ----------
          Scheduled                A, B, C, F, D, Z, R and RL
          Notional                 S and SC
          Support                  FA, SA, FB and SB
          Liquid Assets            E
          Accretion Directed       E, G and H

          -----------------------
        * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     Principal Distribution Amount

     Principal will be distributed monthly on the Certificates in an amount (the "Principal Distribution Amount") equal to the sum of (i) the aggregate distributions of principal concurrently made on the MBS (the "Cash Flow Distribution Amount") and (ii) any interest accrued and added on such Distribution Date to the principal balance of the Accrual Class ("the Accrual Amount").

     Accrual Amount


     On each Distribution Date, the Accrual Amount will be
distributed, sequentially, as principal of the E, G and H Classes, in
that order, until the respective principal balances thereof are            Accretion Directed and Accrual Classes
reduced to zero, and then to the Z Class, without regard to its
Scheduled Balance.

     Cash Flow Distribution Amount

     On each Distribution Date, the Cash Flow Distribution Amount will be distributed as principal of the Classes in the following order of priority:

          (i) to the Scheduled Classes, in the order and proportions set forth
     in the following table, until the principal balances thereof are reduced to        Scheduled Classes
     their respective Scheduled Balances for such Distribution Date:




                                              Allocated to
                 ---------------------------------------------------------------------
                     Class listed in the
                     preceding column        F Class         R Class         RL Class
                  --------------------  ---------------  --------------  --------------
    A ...........    74.9986865608%     25.0000000000%   0.0006567196%   0.0006567196%
    B ...........    85.7142857143%     14.2857142857%         0%              0%
    C ...........    92.3076923077%      7.6923076923%         0%              0%
    D............         100%                0%               0%              0%
    Z ...........         100%                0%               0%              0%



          (ii) concurrently, to the FA, SA, FB and SB Classes, in the
     proportions of 33.1981539931%, 14.2277802827%, 39.7846325226%             Support Classes
     and 12.7894332016%, respectively, until the principal balances thereof are reduced to zero; and

          (iii) to the Scheduled Classes and the E, G and H Classes, in the
     order and proportions set forth in the following table, without regard to         Schecduled and Accretion Directed Classes
     the Scheduled Balances and until the respective principal balances thereof are reduced to zero:





                                              Allocated to
                  ---------------------------------------------------------------------
                  Class listed in the
                    preceding column        F Class         R Class         RL Class
                  --------------------  ---------------  --------------  --------------


    A ...........    74.9986865608%     25.0000000000%   0.0006567196%   0.0006567196%
    B ...........    85.7142857143%     14.2857142857%         0%              0%
    C ...........    92.3076923077%      7.6923076923%         0%              0%
    D ...........         100%                0%               0%              0%
    E ...........         100%                0%               0%              0%
    G ...........         100%                0%               0%              0%
    H............         100%                0%               0%              0%
    Z ...........         100%                0%               0%              0%


Structuring Assumptions

     Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumptions (the "Pricing Assumptions"):

        - each Mortgage Loan bears interest at a rate of 7.65% per annum and has an original term to maturity of 360 months, a CAGE of 3 months and a remaining term to maturity of 357 months;

        - the Mortgage Loans prepay at the constant percentages of PSA specified in the related table;

        - the closing date for the sale of the Certificates is the Settlement Date; and

        - the first Distribution Date for the Certificates occurs in the month following the Settlement Date.

     PSA Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Public Securities Association's standard prepayment model ("PSA"). To assume a specified rate of PSA (for example, 175% PSA) is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates--Prepayment Considerations and Risks" in the REMIC Prospectus. There is no assurance that prepayments will occur at any PSA rate or at any other constant rate.

     The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the Mortgage Loans prepay at the approximate constant levels set forth in the following table.

     Principal Balance
    Schedule References          Related Classes                PSA Levels
    -------------------    ---------------------------    ----------------------
    Scheduled Balances     A, B, C, F, D, Z, R and RL     Between 175% and 250%

     There is no assurance that the principal balances of the Classes listed above will conform on any Distribution Date to the applicable balances specified for such Distribution Date in the Principal Balance Schedules below, or that distributions of principal on the related Classes will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal available for distribution on any Distribution Date over the amount necessary to reduce the principal balances of the applicable Classes to their respective scheduled balances will be distributed, the ability to so reduce the principal balances of such Classes will not be enhanced by the averaging of high and low principal payments. In addition, even if prepayments remain within the range specified above, the principal available for distribution may be insufficient to reduce the applicable Classes to such respective balances, if prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the Mortgage Loans (which may include recently originated Mortgage Loans), the Classes specified above may not be reduced to their respective scheduled amounts, even if prepayments occur at a constant level within the range specified above.


                         Principal Balance Schedules

                   A Class          B Class         C Class         F Class         D Class         Z Class      R Class    RL Class
  Distribution    Scheduled        Scheduled       Scheduled       Scheduled       Scheduled       Scheduled    Scheduled  Scheduled
     Date          Balance          Balance         Balance         Balance         Balance         Balance      Balance    Balance
  -------------  -----------      -----------     -----------     ------------- --------------- --------------- ---------- ---------

Initial Balance.  $114,202,000.00 $36,894,000.00 $28,812,000.00  $46,618,000.00  $22,900,000.00  $3,707,000.00  $1,000.00  $1,000.00
June 1993.......   113,773,054.01  36,894,000.00  28,812,000.00   46,475,015.50   22,900,000.00   3,728,624.17     996.24     996.24
July 1993.......   113,276,782.45  36,894,000.00  28,812,000.00   46,309,588.75   22,900,000.00   3,750,374.47     991.90     991.90
August 1993.....   112,713,947.45  36,894,000.00  28,812,000.00   46,121,973.80   22,900,000.00   3,772,251.66     986.97     986.97
September 1993..   112,084,810.40  36,894,000.00  28,812,000.00   45,912,257.77   22,900,000.00   3,794,256.46     981.46     981.46
October 1993....   111,389,691.91  36,894,000.00  28,812,000.00   45,680,547.55   22,900,000.00   3,816,389.62     975.37     975.37
November 1993...   110,628,972.27  36,894,000.00  28,812,000.00   45,426,969.90   22,900,000.00   3,838,651.90     968.71     968.71
December 1993...   109,803,091.30  36,894,000.00  28,812,000.00   45,151,671.42   22,900,000.00   3,861,044.03     961.48     961.48
January 1994....   108,912,548.02  36,894,000.00  28,812,000.00   44,854,818.46   22,900,000.00   3,883,566.79     953.68     953.68
February 1994...   107,957,900.28  36,894,000.00  28,812,000.00   44,536,596.98   22,900,000.00   3,906,220.93     945.32     945.32
March 1994......   106,939,764.28  36,894,000.00  28,812,000.00   44,197,212.37   22,900,000.00   3,929,007.22     936.41     936.41
April 1994......   105,858,814.03  36,894,000.00  28,812,000.00   43,836,889.30   22,900,000.00   3,951,926.43     926.94     926.94
May 1994........   104,715,780.66  36,894,000.00  28,812,000.00   43,455,871.51   22,900,000.00   3,974,979.33     916.93     916.93
June 1994.......   103,511,451.72  36,894,000.00  28,812,000.00   43,054,421.50   22,900,000.00   3,998,166.71     906.39     906.39
July 1994.......   102,246,670.32  36,894,000.00  28,812,000.00   42,632,820.32   22,900,000.00   4,021,489.35     895.31     895.31
August 1994.....   100,922,334.25  36,894,000.00  28,812,000.00   42,191,367.23   22,900,000.00   4,044,948.04     883.72     883.72
September 1994..    99,539,394.94  36,894,000.00  28,812,000.00   41,730,379.39   22,900,000.00   4,068,543.57     871.61     871.61
October 1994....    98,098,856.43  36,894,000.00  28,812,000.00   41,250,191.47   22,900,000.00   4,092,276.74     858.99     858.99
November 1994...    96,601,774.13  36,894,000.00  28,812,000.00   40,751,155.30   22,900,000.00   4,116,148.35     845.89     845.89
December 1994...    95,049,253.68  36,894,000.00  28,812,000.00   40,233,639.42   22,900,000.00   4,140,159.22     832.29     832.29
January 1995....    93,442,449.50  36,894,000.00  28,812,000.00   39,698,028.65   22,900,000.00   4,164,310.15     818.22     818.22
February 1995...    91,782,563.51  36,894,000.00  28,812,000.00   39,144,723.63   22,900,000.00   4,188,601.95     803.69     803.69
March 1995......    90,070,843.55  36,894,000.00  28,812,000.00   38,574,140.32   22,900,000.00   4,213,035.47     788.70     788.70
April 1995......    88,308,581.91  36,894,000.00  28,812,000.00   37,986,709.48   22,900,000.00   4,237,611.51     773.27     773.27
May 1995........    86,497,113.67  36,894,000.00  28,812,000.00   37,382,876.16   22,900,000.00   4,262,330.91     757.40     757.40
June 1995.......    84,637,815.02  36,894,000.00  28,812,000.00   36,763,099.09   22,900,000.00   4,287,194.50     741.12     741.12
July 1995.......    82,732,101.53  36,894,000.00  28,812,000.00   36,127,850.14   22,900,000.00   4,312,203.14     724.44     724.44
August 1995.....    80,781,426.34  36,894,000.00  28,812,000.00   35,477,613.68   22,900,000.00   4,337,357.66     707.36     707.36
September 1995..    78,849,190.92  36,894,000.00  28,812,000.00   34,833,523.93   22,900,000.00   4,362,658.91     690.44     690.44
October 1995....    76,935,224.20  36,894,000.00  28,812,000.00   34,195,523.85   22,900,000.00   4,388,107.75     673.68     673.68
November 1995...    75,039,356.65  36,894,000.00  28,812,000.00   33,563,556.93   22,900,000.00   4,413,705.05     657.08     657.08
December 1995...    73,161,420.32  36,894,000.00  28,812,000.00   32,937,567.20   22,900,000.00   4,439,451.66     640.63     640.63
January 1996....    71,301,248.83  36,894,000.00  28,812,000.00   32,317,499.17   22,900,000.00   4,465,348.46     624.34     624.34
February 1996...    69,458,677.29  36,894,000.00  28,812,000.00   31,703,297.90   22,900,000.00   4,491,396.33     608.21     608.21
March 1996......    67,633,542.37  36,894,000.00  28,812,000.00   31,094,908.94   22,900,000.00   4,517,596.14     592.23     592.23
April 1996......    65,825,682.23  36,894,000.00  28,812,000.00   30,492,278.34   22,900,000.00   4,543,948.78     576.40     576.40
May 1996........    64,034,936.53  36,894,000.00  28,812,000.00   29,895,352.65   22,900,000.00   4,570,455.15     560.72     560.72
June 1996.......    62,261,146.40  36,894,000.00  28,812,000.00   29,304,078.92   22,900,000.00   4,597,116.14     545.18     545.18
July 1996.......    60,504,154.44  36,894,000.00  28,812,000.00   28,718,404.68   22,900,000.00   4,623,932.65     529.80     529.80
August 1996.....    58,763,804.72  36,894,000.00  28,812,000.00   28,138,277.95   22,900,000.00   4,650,905.59     514.56     514.56
September 1996..    57,039,942.71  36,894,000.00  28,812,000.00   27,563,647.21   22,900,000.00   4,678,035.88     499.47     499.47
October 1996....    55,332,415.35  36,894,000.00  28,812,000.00   26,994,461.46   22,900,000.00   4,705,324.42     484.51     484.51
November 1996...    53,641,070.95  36,894,000.00  28,812,000.00   26,430,670.12   22,900,000.00   4,732,772.14     469.70     469.70
December 1996...    51,965,759.26  36,894,000.00  28,812,000.00   25,872,223.11   22,900,000.00   4,760,379.98     455.03     455.03
January 1997....    50,306,331.38  36,894,000.00  28,812,000.00   25,319,070.80   22,900,000.00   4,788,148.86     440.50     440.50
February 1997...    48,662,639.82  36,894,000.00  28,812,000.00   24,771,164.01   22,900,000.00   4,816,079.73     426.11     426.11
March 1997......    47,034,538.42  36,894,000.00  28,812,000.00   24,228,454.04   22,900,000.00   4,844,173.53     411.85     411.85
April 1997......    45,421,882.38  36,894,000.00  28,812,000.00   23,690,892.62   22,900,000.00   4,872,431.21     397.73     397.73
May 1997........    43,824,528.25  36,894,000.00  28,812,000.00   23,158,431.91   22,900,000.00   4,900,853.73     383.75     383.75
June 1997.......    42,242,333.87  36,894,000.00  28,812,000.00   22,631,024.55   22,900,000.00   4,929,442.04     369.89     369.89
July 1997.......    40,675,158.44  36,894,000.00  28,812,000.00   22,108,623.59   22,900,000.00   4,958,197.12     356.17     356.17
August 1997.....    39,122,862.41  36,894,000.00  28,812,000.00   21,591,182.52   22,900,000.00   4,987,119.93     342.58     342.58

                                      S-12



                     A Class          B Class         C Class         F Class        D Class       Z Class      R Class    RL Class
    Distribution    Scheduled        Scheduled       Scheduled       Scheduled      Scheduled     Scheduled    Scheduled  Scheduled
        Date         Balance          Balance         Balance         Balance        Balance       Balance      Balance    Balance
    ------------   -----------      ---------        ----------      ---------     ----------    ----------   ----------  ----------

September 1997... $37,585,307.55 $ 36,894,000.00 $ 28,812,000.00 $ 21,078,655.26 $ 22,900,000.00 $  5,016,211.47 $ 329.11 $  329.11
October 1997.....  36,062,356.89   36,894,000.00   28,812,000.00   20,570,996.15   22,900,000.00    5,045,472.70   315.78    315.78
November 1997....  34,553,874.75   36,894,000.00   28,812,000.00   20,068,159.96   22,900,000.00    5,074,904.62   302.57    302.57
December 1997....  33,059,726.66   36,894,000.00   28,812,000.00   19,570,101.88   22,900,000.00    5,104,508.23   289.48    289.48
January 1998.....  31,579,779.42   36,894,000.00   28,812,000.00   19,076,777.49   22,900,000.00    5,134,284.53   276.53    276.53
February 1998....  30,113,901.06   36,894,000.00   28,812,000.00   18,588,142.81   22,900,000.00    5,164,234.53   263.69    263.69
March 1998.......  28,661,960.82   36,894,000.00   28,812,000.00   18,104,154.26   22,900,000.00    5,194,359.23   250.98    250.98
April 1998.......  27,223,829.14   36,894,000.00   28,812,000.00   17,624,768.64   22,900,000.00    5,224,659.66   238.38    238.38
May 1998.........  25,799,377.68   36,894,000.00   28,812,000.00   17,149,943.17   22,900,000.00    5,255,136.84   225.91    225.91
June 1998........  24,388,479.25   36,894,000.00   28,812,000.00   16,679,635.46   22,900,000.00    5,285,791.80   213.56    213.56
July 1998........  22,991,007.87   36,894,000.00   28,812,000.00   16,213,803.50   22,900,000.00    5,316,625.59   201.32    201.32
August 1998......  21,606,838.70   36,894,000.00   28,812,000.00   15,752,405.70   22,900,000.00    5,347,639.24   189.20    189.20
September 1998...  20,235,848.06   36,894,000.00   28,812,000.00   15,295,400.81   22,900,000.00    5,378,833.80   177.19    177.19
October 1998.....  18,877,913.40   36,894,000.00   28,812,000.00   14,842,748.00   22,900,000.00    5,410,210.33   165.30    165.30
November 1998....  17,532,913.32   36,894,000.00   28,812,000.00   14,394,406.79   22,900,000.00    5,441,769.89   153.53    153.53
December 1998....  16,200,727.54   36,894,000.00   28,812,000.00   13,950,337.09   22,900,000.00    5,473,513.55   141.86    141.86
January 1999.....  14,881,236.87   36,894,000.00   28,812,000.00   13,510,499.16   22,900,000.00    5,505,442.38   130.31    130.31
February 1999....  13,574,323.24   36,894,000.00   28,812,000.00   13,074,853.65   22,900,000.00    5,537,557.46   118.86    118.86
March 1999.......  12,279,869.66   36,894,000.00   28,812,000.00   12,643,361.57   22,900,000.00    5,569,859.88   107.53    107.53
April 1999.......  10,997,760.23   36,894,000.00   28,812,000.00   12,215,984.28   22,900,000.00    5,602,350.73    96.30     96.30
May 1999.........   9,727,880.10   36,894,000.00   28,812,000.00   11,792,683.49   22,900,000.00    5,635,031.10    85.18     85.18
June 1999........   8,470,115.51   36,894,000.00   28,812,000.00   11,373,421.28   22,900,000.00    5,667,902.12    74.17     74.17
July 1999........   7,224,353.72   36,894,000.00   28,812,000.00   10,958,160.08   22,900,000.00    5,700,964.88    63.26     63.26
August 1999......   5,990,483.06   36,894,000.00   28,812,000.00   10,546,862.66   22,900,000.00    5,734,220.51    52.46     52.46
September 1999...   4,768,392.87   36,894,000.00   28,812,000.00   10,139,492.12   22,900,000.00    5,767,670.13    41.75     41.75
October 1999.....   3,557,973.51   36,894,000.00   28,812,000.00    9,736,011.94   22,900,000.00    5,801,314.87    31.16     31.16
November 1999....   2,359,116.37   36,894,000.00   28,812,000.00    9,336,385.89   22,900,000.00    5,835,155.88    20.66     20.66
December 1999....   1,171,713.83   36,894,000.00   28,812,000.00    8,940,578.12   22,900,000.00    5,869,194.28    10.26     10.26
January 2000.....           0.00   36,889,039.08   28,812,000.00    8,549,173.18   22,900,000.00    5,903,431.25     0.00      0.00
February 2000....           0.00   35,557,801.81   28,812,000.00    8,327,300.30   22,900,000.00    5,937,867.93     0.00      0.00
March 2000.......           0.00   34,239,293.53   28,812,000.00    8,107,548.92   22,900,000.00    5,972,505.50     0.00      0.00
April 2000.......           0.00   32,933,395.74   28,812,000.00    7,889,899.29   22,900,000.00    6,007,345.11     0.00      0.00
May 2000.........           0.00   31,639,991.02   28,812,000.00    7,674,331.84   22,900,000.00    6,042,387.96     0.00      0.00
June 2000........           0.00   30,358,963.03   28,812,000.00    7,460,827.17   22,900,000.00    6,077,635.22     0.00      0.00
July 2000........           0.00   29,090,196.53   28,812,000.00    7,249,366.09   22,900,000.00    6,113,088.09     0.00      0.00
August 2000......           0.00   27,833,577.31   28,812,000.00    7,039,929.55   22,900,000.00    6,148,747.77     0.00      0.00
September 2000...           0.00   26,588,992.24   28,812,000.00    6,832,498.71   22,900,000.00    6,184,615.47     0.00      0.00
October 2000.....           0.00   25,356,329.22   28,812,000.00    6,627,054.87   22,900,000.00    6,220,692.39     0.00      0.00
November 2000....           0.00   24,135,477.19   28,812,000.00    6,423,579.53   22,900,000.00    6,256,979.77     0.00      0.00
December 2000....           0.00   22,926,326.13   28,812,000.00    6,222,054.35   22,900,000.00    6,293,478.81     0.00      0.00
January 2001.....           0.00   21,731,326.03   28,812,000.00    6,022,887.67   22,900,000.00    6,330,190.77     0.00      0.00
February 2001....           0.00   20,553,219.94   28,812,000.00    5,826,536.66   22,900,000.00    6,367,116.89     0.00      0.00
March 2001.......           0.00   19,391,774.40   28,812,000.00    5,632,962.40   22,900,000.00    6,404,258.40     0.00      0.00
April 2001.......           0.00   18,246,759.43   28,812,000.00    5,442,126.57   22,900,000.00    6,441,616.58     0.00      0.00
May 2001.........           0.00   17,117,948.14   28,812,000.00    5,253,991.36   22,900,000.00    6,479,192.67     0.00      0.00
June 2001........           0.00   16,005,116.91   28,812,000.00    5,068,519.49   22,900,000.00    6,516,987.96     0.00      0.00
July 2001........           0.00   14,908,045.03   28,812,000.00    4,885,674.17   22,900,000.00    6,555,003.73     0.00      0.00
August 2001......           0.00   13,826,514.94   28,812,000.00    4,705,419.16   22,900,000.00    6,593,241.25     0.00      0.00
September 2001...           0.00   12,760,311.94   28,812,000.00    4,527,718.66   22,900,000.00    6,631,701.82     0.00      0.00
October 2001.....           0.00   11,709,224.14   28,812,000.00    4,352,537.36   22,900,000.00    6,670,386.75     0.00      0.00
November 2001....           0.00   10,673,042.83   28,812,000.00    4,179,840.47   22,900,000.00    6,709,297.34     0.00      0.00
December 2001....           0.00    9,651,561.94   28,812,000.00    4,009,593.66   22,900,000.00    6,748,434.91     0.00      0.00






                     A Class        B Class         C Class         F Class         D Class         Z Class      R Class    RL Class
    Distribution    Scheduled      Scheduled       Scheduled       Scheduled       Scheduled       Scheduled    Scheduled  Scheduled
        Date         Balance        Balance         Balance         Balance         Balance         Balance      Balance    Balance
    ------------    ----------     ----------      ---------    -------------     ----------     ---------    ---------  -----------

January 2002..... $       0.00 $  8,644,578.26 $ 28,812,000.00 $  3,841,763.04 $ 22,900,000.00 $  6,787,800.78 $   0.00    $  0.00
February 2002....         0.00    7,651,891.29   28,812,000.00    3,676,315.21   22,900,000.00    6,827,396.28     0.00       0.00
March 2002.......         0.00    6,673,303.46   28,812,000.00    3,513,217.24   22,900,000.00    6,867,222.76     0.00       0.00
April 2002.......         0.00    5,708,619.69   28,812,000.00    3,352,436.61   22,900,000.00    6,907,281.56     0.00       0.00
May 2002.........         0.00    4,757,647.71   28,812,000.00    3,193,941.29   22,900,000.00    6,947,574.03     0.00       0.00
June 2002........         0.00    3,820,197.69   28,812,000.00    3,037,699.61   22,900,000.00    6,988,101.55     0.00       0.00
July 2002........         0.00    2,896,082.66   28,812,000.00    2,883,680.44   22,900,000.00    7,028,865.48     0.00       0.00
August 2002......         0.00    1,985,117.91   28,812,000.00    2,731,852.99   22,900,000.00    7,069,867.19     0.00       0.00
September 2002...         0.00    1,087,121.40   28,812,000.00    2,582,186.90   22,900,000.00    7,111,108.08     0.00       0.00
October 2002.....         0.00      201,913.71   28,812,000.00    2,434,652.29   22,900,000.00    7,152,589.55     0.00       0.00
November 2002....         0.00            0.00   28,089,726.55    2,340,810.55   22,900,000.00    7,194,312.99     0.00       0.00
December 2002....         0.00            0.00   27,163,401.32    2,263,616.78   22,900,000.00    7,236,279.81     0.00       0.00
January 2003.....         0.00            0.00   26,250,284.03    2,187,523.67   22,900,000.00    7,278,491.44     0.00       0.00
February 2003....         0.00            0.00   25,350,191.82    2,112,515.98   22,900,000.00    7,320,949.31     0.00       0.00
March 2003.......         0.00            0.00   24,462,944.12    2,038,578.68   22,900,000.00    7,363,654.85     0.00       0.00
April 2003.......         0.00            0.00   23,588,362.80    1,965,696.90   22,900,000.00    7,406,609.50     0.00       0.00
May 2003.........         0.00            0.00   22,726,272.28    1,893,856.02   22,900,000.00    7,449,814.72     0.00       0.00
June 2003........         0.00            0.00   21,876,499.38    1,823,041.62   22,900,000.00    7,493,271.98     0.00       0.00
July 2003........         0.00            0.00   21,038,873.26    1,753,239.44   22,900,000.00    7,536,982.73     0.00       0.00
August 2003......         0.00            0.00   20,213,225.26    1,684,435.44   22,900,000.00    7,580,948.46     0.00       0.00
September 2003...         0.00            0.00   19,399,389.23    1,616,615.77   22,900,000.00    7,625,170.66     0.00       0.00
October 2003.....         0.00            0.00   18,597,201.32    1,549,766.78   22,900,000.00    7,669,650.82     0.00       0.00
November 2003....         0.00            0.00   17,806,499.72    1,483,874.98   22,900,000.00    7,714,390.45     0.00       0.00
December 2003....         0.00            0.00   17,027,124.92    1,418,927.08   22,900,000.00    7,759,391.06     0.00       0.00
January 2004.....         0.00            0.00   16,258,919.63    1,354,909.97   22,900,000.00    7,804,654.18     0.00       0.00
February 2004....         0.00            0.00   15,501,728.77    1,291,810.73   22,900,000.00    7,850,181.33     0.00       0.00
March 2004.......         0.00            0.00   14,755,399.20    1,229,616.60   22,900,000.00    7,895,974.05     0.00       0.00
April 2004.......         0.00            0.00   14,019,780.00    1,168,315.00   22,900,000.00    7,942,033.90     0.00       0.00
May 2004.........         0.00            0.00   13,294,722.37    1,107,893.53   22,900,000.00    7,988,362.43     0.00       0.00
June 2004........         0.00            0.00   12,580,079.26    1,048,339.94   22,900,000.00    8,034,961.21     0.00       0.00
July 2004........         0.00            0.00   11,875,706.12      989,642.18   22,900,000.00    8,081,831.82     0.00       0.00
August 2004......         0.00            0.00   11,181,459.88      931,788.32   22,900,000.00    8,128,975.84     0.00       0.00
September 2004...         0.00            0.00   10,497,199.66      874,766.64   22,900,000.00    8,176,394.86     0.00       0.00
October 2004.....         0.00            0.00    9,822,786.65      818,565.55   22,900,000.00    8,224,090.50     0.00       0.00
November 2004....         0.00            0.00    9,158,083.66      763,173.64   22,900,000.00    8,272,064.36     0.00       0.00
December 2004....         0.00            0.00    8,502,955.48      708,579.62   22,900,000.00    8,320,318.07     0.00       0.00
January 2005.....         0.00            0.00    7,857,268.89      654,772.41   22,900,000.00    8,368,853.26     0.00       0.00
February 2005....         0.00            0.00    7,220,892.28      601,741.02   22,900,000.00    8,417,671.57     0.00       0.00
March 2005.......         0.00            0.00    6,593,695.94      549,474.66   22,900,000.00    8,466,774.66     0.00       0.00
April 2005.......         0.00            0.00    5,975,551.94      497,962.66   22,900,000.00    8,516,164.17     0.00       0.00
May 2005.........         0.00            0.00    5,366,334.18      447,194.52   22,900,000.00    8,565,841.80     0.00       0.00
June 2005........         0.00            0.00    4,765,918.15      397,159.85   22,900,000.00    8,615,809.21     0.00       0.00
July 2005........         0.00            0.00    4,174,181.08      347,848.42   22,900,000.00    8,666,068.10     0.00       0.00
August 2005......         0.00            0.00    3,591,002.03      299,250.17   22,900,000.00    8,716,620.16     0.00       0.00
September 2005...         0.00            0.00    3,016,261.38      251,355.12   22,900,000.00    8,767,467.11     0.00       0.00
October 2005.....         0.00            0.00    2,449,841.63      204,153.47   22,900,000.00    8,818,610.67     0.00       0.00
November 2005....         0.00            0.00    1,891,626.37      157,635.53   22,900,000.00    8,870,052.56     0.00       0.00
December 2005....         0.00            0.00    1,341,501.23      111,791.77   22,900,000.00    8,921,794.54     0.00       0.00
January 2006.....         0.00            0.00      799,353.05       66,612.75   22,900,000.00    8,973,838.34     0.00       0.00
February 2006....         0.00            0.00      265,070.58       22,089.22   22,900,000.00    9,026,185.73     0.00       0.00
March 2006.......         0.00            0.00            0.00            0.00   22,616,755.80    9,078,838.48     0.00       0.00
April 2006.......         0.00            0.00            0.00            0.00   22,054,636.40    9,131,798.37     0.00       0.00



                        A Class        B Class      C Class      F Class        D Class          Z Class       R Class      RL Class
    Distribution       Scheduled     Scheduled    Scheduled    Scheduled       Scheduled        Schedule      Scheduled    Scheduled
        Date            Balance       Balance      Balance      Balance         Balance          Balance       Balance      Balance
    -------------      ---------     -----------   ---------   ---------       ----------      ---------     ----------   ---------
May 2006............  $   0.00       $    0.00     $    0.00     $  0.00   $ 21,500,685.70    $ 9,185,067.19  $   0.00   $   0.00
June 2006...........      0.00            0.00          0.00        0.00     20,954,789.60      9,238,646.75      0.00       0.00
July 2006...........      0.00            0.00          0.00        0.00     20,416,835.30      9,292,538.86      0.00       0.00
August 2006.........      0.00            0.00          0.00        0.00     19,886,711.80      9,346,745.34      0.00       0.00
September 2006......      0.00            0.00          0.00        0.00     19,364,309.40      9,401,268.02      0.00       0.00
October 2006........      0.00            0.00          0.00        0.00     18,849,520.00      9,456,108.75      0.00       0.00
November 2006.......      0.00            0.00          0.00        0.00     18,342,237.10      9,511,269.38      0.00       0.00
December 2006.......      0.00            0.00          0.00        0.00     17,842,355.50      9,566,751.79      0.00       0.00
January 2007........      0.00            0.00          0.00        0.00     17,349,771.60      9,622,557.84      0.00       0.00
February 2007.......      0.00            0.00          0.00        0.00     16,864,382.90      9,678,689.43      0.00       0.00
March 2007..........      0.00            0.00          0.00        0.00     16,386,088.80      9,735,148.45      0.00       0.00
April 2007..........      0.00            0.00          0.00        0.00     15,914,789.60      9,791,936.81      0.00       0.00
May 2007............      0.00            0.00          0.00        0.00     15,450,387.30      9,849,056.44      0.00       0.00
June 2007...........      0.00            0.00          0.00        0.00     14,992,785.10      9,906,509.27      0.00       0.00
July 2007...........      0.00            0.00          0.00        0.00     14,541,887.50      9,964,297.24      0.00       0.00
August 2007.........      0.00            0.00          0.00        0.00     14,097,600.50     10,022,422.31      0.00       0.00
September 2007......      0.00            0.00          0.00        0.00     13,659,831.30     10,080,886.44      0.00       0.00
October 2007........      0.00            0.00          0.00        0.00     13,228,488.20     10,139,691.61      0.00       0.00
November 2007.......      0.00            0.00          0.00        0.00     12,803,480.90     10,198,839.81      0.00       0.00
December 2007.......      0.00            0.00          0.00        0.00     12,384,720.50     10,258,333.05      0.00       0.00
January 2008........      0.00            0.00          0.00        0.00     11,972,119.10     10,318,173.32      0.00       0.00
February 2008.......      0.00            0.00          0.00        0.00     11,565,590.10     10,378,362.67      0.00       0.00
March 2008..........      0.00            0.00          0.00        0.00     11,165,048.00     10,438,903.12      0.00       0.00
April 2008..........      0.00            0.00          0.00        0.00     10,770,408.70     10,499,796.72      0.00       0.00
May 2008............      0.00            0.00          0.00        0.00     10,381,588.90     10,561,045.53      0.00       0.00
June 2008...........      0.00            0.00          0.00        0.00      9,998,506.80     10,622,651.63      0.00       0.00
July 2008...........      0.00            0.00          0.00        0.00      9,621,081.60     10,684,617.10      0.00       0.00
August 2008.........      0.00            0.00          0.00        0.00      9,249,233.50     10,746,944.03      0.00       0.00
September 2008......      0.00            0.00          0.00        0.00      8,882,884.00     10,809,634.54      0.00       0.00
October 2008........      0.00            0.00          0.00        0.00      8,521,955.50     10,872,690.74      0.00       0.00
November 2008.......      0.00            0.00          0.00        0.00      8,166,371.60     10,936,114.77      0.00       0.00
December 2008.......      0.00            0.00          0.00        0.00      7,816,056.80     10,999,908.77      0.00       0.00
January 2009........      0.00            0.00          0.00        0.00      7,470,936.90     11,064,074.91      0.00       0.00
February 2009.......      0.00            0.00          0.00        0.00      7,130,938.40     11,128,615.34      0.00       0.00
March 2009..........      0.00            0.00          0.00        0.00      6,795,989.10     11,193,532.27      0.00       0.00
April 2009..........      0.00            0.00          0.00        0.00      6,466,017.60     11,258,827.87      0.00       0.00
May 2009............      0.00            0.00          0.00        0.00      6,140,953.50     11,324,504.37      0.00       0.00
June 2009...........      0.00            0.00          0.00        0.00      5,820,727.60     11,390,563.98      0.00       0.00
July 2009...........      0.00            0.00          0.00        0.00      5,505,271.40     11,457,008.93      0.00       0.00
August 2009.........      0.00            0.00          0.00        0.00      5,194,517.40     11,523,841.48      0.00       0.00
September 2009......      0.00            0.00          0.00        0.00      4,888,399.10     11,591,063.89      0.00       0.00
October 2009........      0.00            0.00          0.00        0.00      4,586,850.80     11,658,678.43      0.00       0.00
November 2009.......      0.00            0.00          0.00        0.00      4,289,807.90     11,726,687.39      0.00       0.00
December 2009.......      0.00            0.00          0.00        0.00      3,997,206.50     11,795,093.07      0.00       0.00
January 2010........      0.00            0.00          0.00        0.00      3,708,983.70     11,863,897.78      0.00       0.00
February 2010.......      0.00            0.00          0.00        0.00      3,425,077.40     11,933,103.85      0.00       0.00
March 2010..........      0.00            0.00          0.00        0.00      3,145,426.40     12,002,713.62      0.00       0.00
April 2010..........      0.00            0.00          0.00        0.00      2,869,970.40     12,072,729.45      0.00       0.00
May 2010............      0.00            0.00          0.00        0.00      2,598,649.70     12,143,153.70      0.00       0.00
June 2010...........      0.00            0.00          0.00        0.00      2,331,405.80     12,213,988.77      0.00       0.00
July 2010...........      0.00            0.00          0.00        0.00      2,068,180.60     12,285,237.03      0.00       0.00
August 2010.........      0.00            0.00          0.00        0.00      1,808,917.10     12,356,900.92      0.00       0.00

                                      S-15



                   A Class        B Class         C Class         F Class     D Class           Z Class       R Class    RL Class
  Distribution    Scheduled     Scheduled       Scheduled       Scheduled    Scheduled         Scheduled      Scheduled  Scheduled
      Date         Balance       Balance         Balance         Balance     Balance            Balance        Balance    Balance
  -------------   ----------    ----------      ----------      ----------  -----------       ----------     ---------- ----------


September 2010... $   0.00     $  0.00          $   0.00     $    0.00    $ 1,553,559.10   $ 12,428,982.84   $   0.00  $   0.00
October 2010.....     0.00        0.00              0.00          0.00      1,302,050.90     12,501,485.24       0.00      0.00
November 2010....     0.00        0.00              0.00          0.00      1,054,337.80     12,574,410.57       0.00      0.00
December 2010....     0.00        0.00              0.00          0.00        810,365.80     12,647,761.30       0.00      0.00
January 2011.....     0.00        0.00              0.00          0.00        570,081.70     12,721,539.91       0.00      0.00
February 2011....     0.00        0.00              0.00          0.00        333,432.90     12,795,748.89       0.00      0.00
March 2011.......     0.00        0.00              0.00          0.00        100,367.60     12,869,000.00       0.00      0.00
April 2011.......     0.00        0.00              0.00          0.00              0.00     12,739,834.80       0.00      0.00
May 2011.........     0.00        0.00              0.00          0.00              0.00     12,513,784.20       0.00      0.00
June 2011........     0.00        0.00              0.00          0.00              0.00     12,291,165.90       0.00      0.00
July 2011........     0.00        0.00              0.00          0.00              0.00     12,071,931.20       0.00      0.00
August 2011......     0.00        0.00              0.00          0.00              0.00     11,856,031.60       0.00      0.00
September 2011...     0.00        0.00              0.00          0.00              0.00     11,643,419.50       0.00      0.00
October 2011.....     0.00        0.00              0.00          0.00              0.00     11,434,048.00       0.00      0.00
November 2011....     0.00        0.00              0.00          0.00              0.00     11,227,870.80       0.00      0.00
December 2011....     0.00        0.00              0.00          0.00              0.00     11,024,842.10       0.00      0.00
January 2012.....     0.00        0.00              0.00          0.00              0.00     10,824,917.00       0.00      0.00
February 2012....     0.00        0.00              0.00          0.00              0.00     10,628,051.00       0.00      0.00
March 2012.......     0.00        0.00              0.00          0.00              0.00     10,434,200.30       0.00      0.00
April 2012.......     0.00        0.00              0.00          0.00              0.00     10,243,321.70       0.00      0.00
May 2012.........     0.00        0.00              0.00          0.00              0.00     10,055,372.60       0.00      0.00
June 2012........     0.00        0.00              0.00          0.00              0.00      9,870,311.14       0.00      0.00
July 2012........     0.00        0.00              0.00          0.00              0.00      9,688,095.76       0.00      0.00
August 2012......     0.00        0.00              0.00          0.00              0.00      9,508,685.66       0.00      0.00
September 2012...     0.00        0.00              0.00          0.00              0.00      9,332,040.56       0.00      0.00
October 2012.....     0.00        0.00              0.00          0.00              0.00      9,158,120.76       0.00      0.00
November 2012....     0.00        0.00              0.00          0.00              0.00      8,986,887.09       0.00      0.00
December 2012....     0.00        0.00              0.00          0.00              0.00      8,818,300.94       0.00      0.00
January 2013.....     0.00        0.00              0.00          0.00              0.00      8,652,324.22       0.00      0.00
February 2013....     0.00        0.00              0.00          0.00              0.00      8,488,919.39       0.00      0.00
March 2013.......     0.00        0.00              0.00          0.00              0.00      8,328,049.43       0.00      0.00
April 2013.......     0.00        0.00              0.00          0.00              0.00      8,169,677.81       0.00      0.00
May 2013.........     0.00        0.00              0.00          0.00              0.00      8,013,768.55       0.00      0.00
June 2013........     0.00        0.00              0.00          0.00              0.00      7,860,286.13       0.00      0.00
July 2013........     0.00        0.00              0.00          0.00              0.00      7,709,195.55       0.00      0.00
August 2013......     0.00        0.00              0.00          0.00              0.00      7,560,462.30       0.00      0.00
September 2013...     0.00        0.00              0.00          0.00              0.00      7,414,052.33       0.00      0.00
October 2013.....     0.00        0.00              0.00          0.00              0.00      7,269,932.08       0.00      0.00
November 2013....     0.00        0.00              0.00          0.00              0.00      7,128,068.46       0.00      0.00
December 2013....     0.00        0.00              0.00          0.00              0.00      6,988,428.84       0.00      0.00
January 2014.....     0.00        0.00              0.00          0.00              0.00      6,850,981.03       0.00      0.00
February 2014....     0.00        0.00              0.00          0.00              0.00      6,715,693.31       0.00      0.00
March 2014.......     0.00        0.00              0.00          0.00              0.00      6,582,534.39       0.00      0.00
April 2014.......     0.00        0.00              0.00          0.00              0.00      6,451,473.42       0.00      0.00
May 2014.........     0.00        0.00              0.00          0.00              0.00      6,322,479.98       0.00      0.00
June 2014........     0.00        0.00              0.00          0.00              0.00      6,195,524.09       0.00      0.00
July 2014........     0.00        0.00              0.00          0.00              0.00      6,070,576.16       0.00      0.00
August 2014......     0.00        0.00              0.00          0.00              0.00      5,947,607.04       0.00      0.00
September 2014...     0.00        0.00              0.00          0.00              0.00      5,826,587.97       0.00      0.00
October 2014.....     0.00        0.00              0.00          0.00              0.00      5,707,490.59       0.00      0.00
November 2014....     0.00        0.00              0.00          0.00              0.00      5,590,286.97       0.00      0.00
December 2014....     0.00        0.00              0.00          0.00              0.00      5,474,949.52       0.00      0.00



                     A Class      B Class     C Class      F Class    D Class       Z Class        R Class      RL Class
    Distribution    Scheduled    Scheduled   Scheduled    Scheduled  Scheduled     Scheduled       Scheduled    Scheduled
        Date         Balance      Balance     Balance      Balance    Balance       Balance         Balance     Balance
    -------------   ----------   -----------  ----------  ----------  ---------   -----------    ----------   ----------


January 2015........ $   0.00  $   0.00      $  0.00      $  0.00   $    0.00 $  5,361,451.08   $   0.00    $   0.00
February 2015......      0.00      0.00         0.00         0.00        0.00    5,249,764.85       0.00        0.00
March 2015..........     0.00      0.00         0.00         0.00        0.00    5,139,864.40       0.00        0.00
April 2015..........     0.00      0.00         0.00         0.00        0.00    5,031,723.68       0.00        0.00
May 2015............     0.00      0.00         0.00         0.00        0.00    4,925,317.01       0.00        0.00
June 2015...........     0.00      0.00         0.00         0.00        0.00    4,820,619.06       0.00        0.00
July 2015...........     0.00      0.00         0.00         0.00        0.00    4,717,604.85       0.00        0.00
August 2015.........     0.00      0.00         0.00         0.00        0.00    4,616,249.76       0.00        0.00
September 2015......     0.00      0.00         0.00         0.00        0.00    4,516,529.53       0.00        0.00
October 2015........     0.00      0.00         0.00         0.00        0.00    4,418,420.20       0.00        0.00
November 2015.......     0.00      0.00         0.00         0.00        0.00    4,321,898.19       0.00        0.00
December 2015.......     0.00      0.00         0.00         0.00        0.00    4,226,940.22       0.00        0.00
January 2016........     0.00      0.00         0.00         0.00        0.00    4,133,523.35       0.00        0.00
February 2016.......     0.00      0.00         0.00         0.00        0.00    4,041,624.96       0.00        0.00
March 2016..........     0.00      0.00         0.00         0.00        0.00    3,951,222.75       0.00        0.00
April 2016..........     0.00      0.00         0.00         0.00        0.00    3,862,294.73       0.00        0.00
May 2016............     0.00      0.00         0.00         0.00        0.00    3,774,819.22       0.00        0.00
June 2016...........     0.00      0.00         0.00         0.00        0.00    3,688,774.84       0.00        0.00
July 2016...........     0.00      0.00         0.00         0.00        0.00    3,604,140.53       0.00        0.00
August 2016.........     0.00      0.00         0.00         0.00        0.00    3,520,895.51       0.00        0.00
September 2016......     0.00      0.00         0.00         0.00        0.00    3,439,019.28       0.00        0.00
October 2016........     0.00      0.00         0.00         0.00        0.00    3,358,491.65       0.00        0.00
November 2016.......     0.00      0.00         0.00         0.00        0.00    3,279,292.72       0.00        0.00
December 2016.......     0.00      0.00         0.00         0.00        0.00    3,201,402.85       0.00        0.00
January 2017........     0.00      0.00         0.00         0.00        0.00    3,124,802.68       0.00        0.00
February 2017.......     0.00      0.00         0.00         0.00        0.00    3,049,473.14       0.00        0.00
March 2017..........     0.00      0.00         0.00         0.00        0.00    2,975,395.40       0.00        0.00
April 2017..........     0.00      0.00         0.00         0.00        0.00    2,902,550.93       0.00        0.00
May 2017............     0.00      0.00         0.00         0.00        0.00    2,830,921.44       0.00        0.00
June 2017...........     0.00      0.00         0.00         0.00        0.00    2,760,488.89       0.00        0.00
July 2017...........     0.00      0.00         0.00         0.00        0.00    2,691,235.53       0.00        0.00
August 2017.........     0.00      0.00         0.00         0.00        0.00    2,623,143.81       0.00        0.00
September 2017......     0.00      0.00         0.00         0.00        0.00    2,556,196.48       0.00        0.00
October 2017........     0.00      0.00         0.00         0.00        0.00    2,490,376.49       0.00        0.00
November 2017.......     0.00      0.00         0.00         0.00        0.00    2,425,667.07       0.00        0.00
December 2017.......     0.00      0.00         0.00         0.00        0.00    2,362,051.66       0.00        0.00
January 2018........     0.00      0.00         0.00         0.00        0.00    2,299,513.93       0.00        0.00
February 2018.......     0.00      0.00         0.00         0.00        0.00    2,238,037.81       0.00        0.00
March 2018..........     0.00      0.00         0.00         0.00        0.00    2,177,607.44       0.00        0.00
April 2018..........     0.00      0.00         0.00         0.00        0.00    2,118,207.18       0.00        0.00
May 2018............     0.00      0.00         0.00         0.00        0.00    2,059,821.61       0.00        0.00
June 2018...........     0.00      0.00         0.00         0.00        0.00    2,002,435.55       0.00        0.00
July 2018...........     0.00      0.00         0.00         0.00        0.00    1,946,034.01       0.00        0.00
August 2018.........     0.00      0.00         0.00         0.00        0.00    1,890,602.24       0.00        0.00
September 2018......     0.00      0.00         0.00         0.00        0.00    1,836,125.66       0.00        0.00
October 2018........     0.00      0.00         0.00         0.00        0.00    1,782,589.94       0.00        0.00
November 2018.......     0.00      0.00         0.00         0.00        0.00    1,729,980.92       0.00        0.00
December 2018.......     0.00      0.00         0.00         0.00        0.00    1,678,284.66       0.00        0.00
January 2019........     0.00      0.00         0.00         0.00        0.00    1,627,487.41       0.00        0.00
February 2019.......     0.00      0.00         0.00         0.00        0.00    1,577,575.63       0.00        0.00
March 2019..........     0.00      0.00         0.00         0.00        0.00    1,528,535.94       0.00        0.00
April 2019..........     0.00      0.00         0.00         0.00        0.00    1,480,355.19       0.00        0.00




                        A Class      B Class      C Class      F Class         D Class         Z Class      R Class    RL Class
    Distribution       Scheduled    Scheduled    Scheduled    Scheduled       Scheduled       Scheduled    Scheduled  Scheduled
        Date            Balance      Balance      Balance      Balance         Balance         Balance      Balance    Balance
    ------------       ----------   ----------   ---------    ----------      ----------       --------     ---------  --------

May 2019............ $    0.00    $   0.00     $   0.00     $   0.00       $    0.00      $  1,433,020.39 $     0.00 $    0.00
June 2019...........      0.00        0.00         0.00         0.00            0.00         1,386,518.75       0.00      0.00
July 2019...........      0.00        0.00         0.00         0.00            0.00         1,340,837.64       0.00      0.00
August 2019.........      0.00        0.00         0.00         0.00            0.00         1,295,964.64       0.00      0.00
September 2019......      0.00        0.00         0.00         0.00            0.00         1,251,887.49       0.00      0.00
October 2019........      0.00        0.00         0.00         0.00            0.00         1,208,594.11       0.00      0.00
November 2019.......      0.00        0.00         0.00         0.00            0.00         1,166,072.58       0.00      0.00
December 2019.......      0.00        0.00         0.00         0.00            0.00         1,124,311.17       0.00      0.00
January 2020........      0.00        0.00         0.00         0.00            0.00         1,083,298.30       0.00      0.00
February 2020.......      0.00        0.00         0.00         0.00            0.00         1,043,022.56       0.00      0.00
March 2020..........      0.00        0.00         0.00         0.00            0.00         1,003,472.72       0.00      0.00
April 2020..........      0.00        0.00         0.00         0.00            0.00           964,637.69       0.00      0.00
May 2020............      0.00        0.00         0.00         0.00            0.00           926,506.54       0.00      0.00
June 2020...........      0.00        0.00         0.00         0.00            0.00           889,068.50       0.00      0.00
July 2020...........      0.00        0.00         0.00         0.00            0.00           852,312.97       0.00      0.00
August 2020.........      0.00        0.00         0.00         0.00            0.00           816,229.48       0.00      0.00
September 2020......      0.00        0.00         0.00         0.00            0.00           780,807.71       0.00      0.00
October 2020........      0.00        0.00         0.00         0.00            0.00           746,037.50       0.00      0.00
November 2020.......      0.00        0.00         0.00         0.00            0.00           711,908.84       0.00      0.00
December 2020.......      0.00        0.00         0.00         0.00            0.00           678,411.84       0.00      0.00
January 2021........      0.00        0.00         0.00         0.00            0.00           645,536.78       0.00      0.00
February 2021.......      0.00        0.00         0.00         0.00            0.00           613,274.06       0.00      0.00
March 2021..........      0.00        0.00         0.00         0.00            0.00           581,614.23       0.00      0.00
April 2021..........      0.00        0.00         0.00         0.00            0.00           550,547.96       0.00      0.00
May 2021............      0.00        0.00         0.00         0.00            0.00           520,066.07       0.00      0.00
June 2021...........      0.00        0.00         0.00         0.00            0.00           490,159.51       0.00      0.00
July 2021...........      0.00        0.00         0.00         0.00            0.00           460,819.35       0.00      0.00
August 2021.........      0.00        0.00         0.00         0.00            0.00           432,036.81       0.00      0.00
September 2021......      0.00        0.00         0.00         0.00            0.00           403,803.20       0.00      0.00
October 2021........      0.00        0.00         0.00         0.00            0.00           376,109.99       0.00      0.00
November 2021.......      0.00        0.00         0.00         0.00            0.00           348,948.76       0.00      0.00
December 2021.......      0.00        0.00         0.00         0.00            0.00           322,311.21       0.00      0.00
January 2022........      0.00        0.00         0.00         0.00            0.00           296,189.16       0.00      0.00
February 2022.......      0.00        0.00         0.00         0.00            0.00           270,574.56       0.00      0.00
March 2022..........      0.00        0.00         0.00         0.00            0.00           245,459.45       0.00      0.00
April 2022..........      0.00        0.00         0.00         0.00            0.00           220,836.01       0.00      0.00
May 2022............      0.00        0.00         0.00         0.00            0.00           196,696.52       0.00      0.00
June 2022...........      0.00        0.00         0.00         0.00            0.00           173,033.38       0.00      0.00
July 2022...........      0.00        0.00         0.00         0.00            0.00           149,839.10       0.00      0.00
August 2022.........      0.00        0.00         0.00         0.00            0.00           127,106.28       0.00      0.00
September 2022......      0.00        0.00         0.00         0.00            0.00           104,827.66       0.00      0.00
October 2022........      0.00        0.00         0.00         0.00            0.00            82,996.06       0.00      0.00
November 2022.......      0.00        0.00         0.00         0.00            0.00            61,604.41       0.00      0.00
December 2022.......      0.00        0.00         0.00         0.00            0.00            40,645.74       0.00      0.00
January 2023........      0.00        0.00         0.00         0.00            0.00            20,113.19       0.00      0.00
February 2023 and
 thereafter.........      0.00        0.00         0.00         0.00            0.00                 0.00       0.00      0.00

                                      S-18

Characteristics of the R and RL Classes

     In addition to distributions of principal and interest, the Holder of the R Class will be entitled to receive the proceeds of the remaining assets of the Trust, if any, after the principal balances of all Classes (other than the RL Class) have been reduced to zero, and the Holder of the RL Class will be entitled to receive the proceeds of the remaining assets of the Lower Tier REMIC, if any, after the principal balances of the Lower Tier Interests have been reduced to zero. It is not anticipated that there will be any material assets remaining in either such circumstance.

     The R Class and the RL Class will be subject to certain transfer restrictions. No transfer of record or beneficial ownership of an R or RL Certificate will be allowed to a "disqualified organization." In addition, no transfer of record or beneficial ownership of an R or RL Certificate will be allowed to any person that is not a "U.S. Person" without the written consent of Fannie Mae. Under regulations issued by the Treasury Department on December 23, 1992 (the "Regulations"), a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, Fannie Mae will be obligated to provide to such Holders (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Certificates that may be required under the Code.

Yield Considerations

     General. There can be no assurance that the Mortgage Loans will have the characteristics assumed herein or will prepay at any of the rates assumed herein or at any other particular rate, that the pre-tax yields on the Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of the Certificates will be as assumed. In addition, there can be no assurance that the applicable Index will correspond to the levels shown herein. Because the rate of principal distributions on the Certificates will be related to the amortization of the Mortgage Loans, which are likely to include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal distributions on the Certificates are likely to differ from those assumed, even if all Mortgage Loans prepay at the indicated constant percentages of PSA. In addition, it is not likely that the Mortgage Loans will prepay at a constant PSA rate until maturity, that all of such Mortgage Loans will prepay at the same rate or that the level of the applicable Index will remain constant.

     The timing of changes in the rate of prepayments or the level of the applicable Index may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments or the average level of such Index is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans or change in the level of an Index, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments or the level of an Index occurring at a rate or level higher (or lower) than the rate or level anticipated by the investor during the period immediately following the issuance of the Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments or level of such Index.

     The effective yield on the Delay Classes will be reduced below the yield otherwise produced because principal and interest payable on a Distribution Date will not be distributed until the 25th day following the end of the related Interest Accrual Period and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market value of the Delay Classes will be lower than would have been the case if there were no such delay. Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

     The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of certain Classes to various constant percentages of PSA and, where specified, to changes in an Index. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered.

     The Inverse Floating Rate Classes. The yields to investors in the Inverse Floating Rate Classes will be sensitive in varying degrees to the level of the applicable Index and to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. As indicated in the tables below, a high level of the applicable Index will have a material negative effect on the yields to investors in the Inverse Floating Rate Classes. It is possible that, under certain high Index or prepayment scenarios, investors in the S and SC Classes would not fully recoup their initial investments.

     Changes in an Index may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of such Index.

     The information set forth in the following tables was prepared on the basis of the Pricing Assumptions and the assumptions that (i) the interest rates applicable to the Inverse Floating Rate Classes for each Interest Accrual Period subsequent to their initial Interest Accrual Periods will be based on the indicated level of the applicable Index and (ii) the aggregate purchase prices of the Inverse Floating Rate Classes (expressed as percentages of original principal balance) are as follows:

        Class                                                           Price*
        ------                                                          -------
        S  .........................................................  20.15479%
        SA .........................................................  85.18750%
        SB .........................................................  83.50000%
        SC .........................................................  14.39628%

        -------------------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

              Sensitivity of the S Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)



                                          PSA Prepayment Assumption
                           ----------------------------------------------------
LIBOR                    50%        100%        175%        250%         500%
-------                -------     -------     -------     -------     --------
1.1875%............      59.1%       54.8%       47.8%       47.8%        34.2%
3.1875%............      42.4%       37.7%       30.0%       30.0%        13.7%
5.1875%............      26.0%       20.6%       11.8%       11.8%       (8.1)%
7.1875%............       9.1%        2.5%      (8.1)%      (8.1)%      (33.2)%
9.1875%............    (14.4)%     (23.8)%     (38.6)%     (38.6)%      (74.3)%
9.6000%............       *           *           *           *           *

---------------
* The pre-tax yield to maturity would be less than (99.9)%.

              Sensitivity of the SA Class to Prepayments and COFI
                          (Pre-Tax Yields to Maturity)

                                       PSA Prepayment Assumption
                            ----------------------------------------------
COFI                         50%       100%      175%      250%      500%
-----                       ------    ------    ------    ------    ------
2.333%..................     18.0%     18.0%     18.2%     23.0%     34.0%
4.333%..................     12.4%     12.4%     12.6%     17.6%     28.7%
6.333%..................      6.9%      6.9%      7.2%     12.2%     23.5%
8.333%..................      1.6%      1.7%      2.0%      7.0%     18.3%
8.750%..................      0.6%      0.6%      0.9%      5.9%     17.3%

              Sensitivity of the SB Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                        PSA Prepayment Assumption
                            ----------------------------------------------
LIBOR                        50%       100%      175%      250%      500%
------                      ------    ------    ------    ------    ------
1.1875%.................     25.4%     25.4%     25.5%     31.2%     44.5%
3.1875%.................     17.4%     17.5%     17.7%     23.6%     37.1%
5.1875%.................      9.8%      9.8%     10.1%     16.2%     29.8%
7.1875%.................      2.5%      2.5%      2.9%      8.9%     22.7%
7.7000%.................      0.7%      0.8%      1.1%      7.1%     20.9%

              Sensitivity of the SC Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                       PSA Prepayment Assumption
                       --------------------------------------------------------
LIBOR                    50%         100%        175%        250%        500%
-----                  --------    --------    --------    --------    --------
1.1875%...........       59.1%       54.8%       47.8%       47.8%       34.2%
3.1875%...........       42.4%       37.7%       30.0%       30.0%       13.7%
5.1875%...........       26.0%       20.6%       11.8%       11.8%      (8.1)%
7.1875%...........        9.1%        2.5%      (8.1)%      (8.1)%     (33.2)%
9.1875%...........     (14.4)%     (23.8)%     (38.6)%     (38.6)%     (74.3)%
9.6000%...........       *           *           *           *           *

---------------
* The pre-tax yield to maturity would be less than (99.9)%.

Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date,
(b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a). For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates-- Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including the timing of changes in such rate of principal payments, the priority sequence of distributions of principal of the Classes and the distribution of principal of certain Classes in accordance with the Principal Balance Schedules herein. In particular, if the amount distributable as principal of the Certificates on any Distribution Date exceeds the amount required to reduce the principal balances of certain Classes with higher principal payment priorities to their respective scheduled amounts as set forth in the Principal Balance Schedules, such excess principal will be distributed on the remaining Classes on such Distribution Date. Conversely, if the principal distributable on any Distribution Date is less than the amount so required to reduce certain Classes to their respective scheduled amounts, no principal will be distributed on the remaining Classes on such Distribution Date. Accordingly, the rate of principal payments on the Mortgage Loans is expected to have a greater effect on the weighted average lives of the Support Classes than on the weighted average lives of the Scheduled Classes. See "Distributions of Principal" herein.

     The interaction of the foregoing factors may have different effects on various Classes and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their respective original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

Decrement Tables

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each of the dates shown at various constant PSA levels and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions, except that with respect to the information set forth for each such Class under 0% PSA it has been assumed that each underlying Mortgage Loan bears an interest rate of 9.50% per annum and has an original and remaining term to maturity of 360 months. It is not likely that (i) all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or (ii) the underlying Mortgage Loans will prepay at a constant PSA level. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which will include recently originated Mortgage Loans) could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA levels, even if the weighted average remaining term to maturity and the weighted average CAGE of the Mortgage Loans are identical to the remaining term to maturity and CAGE specified in the Pricing Assumptions.

              Percent of Original Principal Balances Outstanding

                           A, R and RL Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       -----   ----- ------ ------ ------
Initial Percent...    100    100    100    100    100
May 1994..........     99     94     92     92     92
May 1995..........     97     84     76     76     65
May 1996..........     96     72     56     56     23
May 1997..........     94     60     38     38      0
May 1998..........     93     48     23     23      0
May 1999..........     91     38      9      9      0
May 2000..........     89     28      0      0      0
May 2001..........     86     18      0      0      0
May 2002..........     84      9      0      0      0
May 2003..........     81      1      0      0      0
May 2004..........     78      0      0      0      0
May 2005..........     74      0      0      0      0
May 2006..........     70      0      0      0      0
May 2007..........     66      0      0      0      0
May 2008..........     62      0      0      0      0
May 2009..........     57      0      0      0      0
May 2010..........     51      0      0      0      0
May 2011..........     45      0      0      0      0
May 2012..........     38      0      0      0      0
May 2013..........     31      0      0      0      0
May 2014..........     23      0      0      0      0
May 2015..........     14      0      0      0      0
May 2016..........      4      0      0      0      0
May 2017..........      0      0      0      0      0
May 2018..........      0      0      0      0      0
May 2019..........      0      0      0      0      0
May 2020..........      0      0      0      0      0
May 2021..........      0      0      0      0      0
May 2022..........      0      0      0      0      0
May 2023..........      0      0      0      0      0
Weighted Average
 Life (years)**...   15.7    5.1    3.5    3.5    2.3

                                 B Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       -----   ----   ----   ----   -----
Initial Percent...   100    100    100    100    100
May 1994..........   100    100    100    100    100
May 1995..........   100    100    100    100    100
May 1996..........   100    100    100    100    100
May 1997..........   100    100    100    100     77
May 1998..........   100    100    100    100      5
May 1999..........   100    100    100    100      0
May 2000..........   100    100     86     86      0
May 2001..........   100    100     46     46      0
May 2002..........   100    100     13     13      0
May 2003..........   100    100      0      0      0
May 2004..........   100     75      0      0      0
May 2005..........   100     48      0      0      0
May 2006..........   100     23      0      0      0
May 2007..........   100      0      0      0      0
May 2008..........   100      0      0      0      0
May 2009..........   100      0      0      0      0
May 2010..........   100      0      0      0      0
May 2011..........   100      0      0      0      0
May 2012..........   100      0      0      0      0
May 2013..........   100      0      0      0      0
May 2014..........   100      0      0      0      0
May 2015..........   100      0      0      0      0
May 2016..........   100      0      0      0      0
May 2017..........    77      0      0      0      0
May 2018..........    36      0      0      0      0
May 2019..........     0      0      0      0      0
May 2020..........     0      0      0      0      0
May 2021..........     0      0      0      0      0
May 2022..........     0      0      0      0      0
May 2023..........     0      0      0      0      0
Weighted Average
 Life (years)**...  24.7   12.0    8.0    8.0    4.4

                                 C Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       ------  -----  -----  -----  -----
Initial Percent...   100    100    100    100    100
May 1994..........   100    100    100    100    100
May 1995..........   100    100    100    100    100
May 1996..........   100    100    100    100    100
May 1997..........   100    100    100    100    100
May 1998..........   100    100    100    100    100
May 1999..........   100    100    100    100     39
May 2000..........   100    100    100    100      0
May 2001..........   100    100    100    100      0
May 2002..........   100    100    100    100      0
May 2003..........   100    100     79     79      0
May 2004..........   100    100     46     46      0
May 2005..........   100    100     19     19      0
May 2006..........   100    100      0      0      0
May 2007..........   100    100      0      0      0
May 2008..........   100     69      0      0      0
May 2009..........   100     40      0      0      0
May 2010..........   100     12      0      0      0
May 2011..........   100      0      0      0      0
May 2012..........   100      0      0      0      0
May 2013..........   100      0      0      0      0
May 2014..........   100      0      0      0      0
May 2015..........   100      0      0      0      0
May 2016..........   100      0      0      0      0
May 2017..........   100      0      0      0      0
May 2018..........   100      0      0      0      0
May 2019..........    86      0      0      0      0
May 2020..........    17      0      0      0      0
May 2021..........     0      0      0      0      0
May 2022..........     0      0      0      0      0
May 2023..........     0      0      0      0      0
Weighted Average
 Life (years)**...  26.6   15.7   11.0   11.0    5.9

---------------
** Determined as specified under "Weighted Average Lives of the Certificates" herein.

                          F, S+ and SC+ Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       -----   -----  ----- -----  ------
Initial Percent...    100    100    100    100    100
May 1994..........     99     95     93     93     93
May 1995..........     98     87     80     80     71
May 1996..........     97     77     64     64     37
May 1997..........     95     67     50     50     15
May 1998..........     94     58     37     37      6
May 1999..........     92     49     25     25      2
May 2000..........     91     41     16     16      0
May 2001..........     89     33     11     11      0
May 2002..........     87     26      7      7      0
May 2003..........     84     19      4      4      0
May 2004..........     82     15      2      2      0
May 2005..........     79     12      1      1      0
May 2006..........     76      8      0      0      0
May 2007..........     72      5      0      0      0
May 2008..........     69      4      0      0      0
May 2009..........     65      2      0      0      0
May 2010..........     60      1      0      0      0
May 2011..........     55      0      0      0      0
May 2012..........     50      0      0      0      0
May 2013..........     44      0      0      0      0
May 2014..........     37      0      0      0      0
May 2015..........     30      0      0      0      0
May 2016..........     22      0      0      0      0
May 2017..........     15      0      0      0      0
May 2018..........     10      0      0      0      0
May 2019..........      4      0      0      0      0
May 2020..........      1      0      0      0      0
May 2021..........      0      0      0      0      0
May 2022..........      0      0      0      0      0
May 2023..........      0      0      0      0      0
Weighted Average
 Life (years)**...   17.5    6.5    4.4    4.4    2.8

                                 D Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       -----   -----  -----  ----   -----
Initial Percent...   100    100    100    100    100
May 1994..........   100    100    100    100    100
May 1995..........   100    100    100    100    100
May 1996..........   100    100    100    100    100
May 1997..........   100    100    100    100    100
May 1998..........   100    100    100    100    100
May 1999..........   100    100    100    100    100
May 2000..........   100    100    100    100     88
May 2001..........   100    100    100    100     43
May 2002..........   100    100    100    100     12
May 2003..........   100    100    100    100      0
May 2004..........   100    100    100    100      0
May 2005..........   100    100    100    100      0
May 2006..........   100    100     94     94      0
May 2007..........   100    100     67     67      0
May 2008..........   100    100     45     45      0
May 2009..........   100    100     27     27      0
May 2010..........   100    100     11     11      0
May 2011..........   100     81      0      0      0
May 2012..........   100     47      0      0      0
May 2013..........   100     16      0      0      0
May 2014..........   100      0      0      0      0
May 2015..........   100      0      0      0      0
May 2016..........   100      0      0      0      0
May 2017..........   100      0      0      0      0
May 2018..........   100      0      0      0      0
May 2019..........   100      0      0      0      0
May 2020..........   100      0      0      0      0
May 2021..........    19      0      0      0      0
May 2022..........     0      0      0      0      0
May 2023..........     0      0      0      0      0
Weighted Average
 Life (years)**...  27.7   19.0   15.0   15.0    8.0

                                 E Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       -----   -----  -----  ----   -----
Initial Percent...   100    100    100    100    100
May 1994..........    81     81     81     81     81
May 1995..........    61     61     61     61     61
May 1996..........    40     40     40     40     40
May 1997..........    16     16     16     16     16
May 1998..........     0      0      0      0      0
May 1999..........     0      0      0      0      0
May 2000..........     0      0      0      0      0
May 2001..........     0      0      0      0      0
May 2002..........     0      0      0      0      0
May 2003..........     0      0      0      0      0
May 2004..........     0      0      0      0      0
May 2005..........     0      0      0      0      0
May 2006..........     0      0      0      0      0
May 2007..........     0      0      0      0      0
May 2008..........     0      0      0      0      0
May 2009..........     0      0      0      0      0
May 2010..........     0      0      0      0      0
May 2011..........     0      0      0      0      0
May 2012..........     0      0      0      0      0
May 2013..........     0      0      0      0      0
May 2014..........     0      0      0      0      0
May 2015..........     0      0      0      0      0
May 2016..........     0      0      0      0      0
May 2017..........     0      0      0      0      0
May 2018..........     0      0      0      0      0
May 2019..........     0      0      0      0      0
May 2020..........     0      0      0      0      0
May 2021..........     0      0      0      0      0
May 2022..........     0      0      0      0      0
May 2023..........     0      0      0      0      0
Weighted Average
 Life (years)**...   2.5    2.5    2.5    2.5    2.5

                                 G Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       -----   -----  -----  -----  ------
Initial Percent...    100    100    100    100    100
May 1994..........    100    100    100    100    100
May 1995..........    100    100    100    100    100
May 1996..........    100    100    100    100    100
May 1997..........    100    100    100    100    100
May 1998..........     96     96     96     96     96
May 1999..........     82     82     82     82     82
May 2000..........     67     67     67     67     67
May 2001..........     51     51     51     51     51
May 2002..........     34     34     34     34     34
May 2003..........     16     16     16     16      0
May 2004..........      0      0      0      0      0
May 2005..........      0      0      0      0      0
May 2006..........      0      0      0      0      0
May 2007..........      0      0      0      0      0
May 2008..........      0      0      0      0      0
May 2009..........      0      0      0      0      0
May 2010..........      0      0      0      0      0
May 2011..........      0      0      0      0      0
May 2012..........      0      0      0      0      0
May 2013..........      0      0      0      0      0
May 2014..........      0      0      0      0      0
May 2015..........      0      0      0      0      0
May 2016..........      0      0      0      0      0
May 2017..........      0      0      0      0      0
May 2018..........      0      0      0      0      0
May 2019..........      0      0      0      0      0
May 2020..........      0      0      0      0      0
May 2021..........      0      0      0      0      0
May 2022..........      0      0      0      0      0
May 2023..........      0      0      0      0      0
Weighted Average
 Life (years)**...    8.0    8.0    8.0    8.0    7.8

                                 H Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       -----   -----  -----  -----  -----
Initial Percent...   100    100    100    100    100
May 1994..........   100    100    100    100    100
May 1995..........   100    100    100    100    100
May 1996..........   100    100    100    100    100
May 1997..........   100    100    100    100    100
May 1998..........   100    100    100    100    100
May 1999..........   100    100    100    100    100
May 2000..........   100    100    100    100    100
May 2001..........   100    100    100    100    100
May 2002..........   100    100    100    100    100
May 2003..........   100    100    100    100     65
May 2004..........    98     98     98     98      0
May 2005..........    86     86     86     86      0
May 2006..........    74     74     74     74      0
May 2007..........    60     60     60     60      0
May 2008..........    46     46     46     46      0
May 2009..........    31     31     31     31      0
May 2010..........    15     15     15     15      0
May 2011..........     0      0      0      0      0
May 2012..........     0      0      0      0      0
May 2013..........     0      0      0      0      0
May 2014..........     0      0      0      0      0
May 2015..........     0      0      0      0      0
May 2016..........     0      0      0      0      0
May 2017..........     0      0      0      0      0
May 2018..........     0      0      0      0      0
May 2019..........     0      0      0      0      0
May 2020..........     0      0      0      0      0
May 2021..........     0      0      0      0      0
May 2022..........     0      0      0      0      0
May 2023..........     0      0      0      0      0
Weighted Average
 Life (years)**...  14.6   14.6   14.6   14.6   10.2

                                 Z Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       -----   -----  ----   ----  ------
Initial Percent...   100    100    100    100    100
May 1994..........   107    107    107    107    107
May 1995..........   115    115    115    115    115
May 1996..........   123    123    123    123    123
May 1997..........   132    132    132    132    132
May 1998..........   142    142    142    142    142
May 1999..........   152    152    152    152    152
May 2000..........   163    163    163    163    163
May 2001..........   175    175    175    175    175
May 2002..........   187    187    187    187    187
May 2003..........   201    201    201    201    201
May 2004..........   215    215    215    215    197
May 2005..........   231    231    231    231    135
May 2006..........   248    248    248    248     92
May 2007..........   266    266    266    266     62
May 2008..........   285    285    285    285     42
May 2009..........   305    305    305    305     28
May 2010..........   328    328    328    328     19
May 2011..........   347    347    338    338     13
May 2012..........   347    347    271    271      8
May 2013..........   347    347    216    216      5
May 2014..........   347    257    171    171      4
May 2015..........   347    133    133    133      2
May 2016..........   347    102    102    102      1
May 2017..........   347     76     76     76      1
May 2018..........   347     56     56     56      1
May 2019..........   347     39     39     39      *
May 2020..........   347     25     25     25      *
May 2021..........   347     14     14     14      *
May 2022..........     5      5      5      5      *
May 2023..........     0      0      0      0      0
Weighted Average
 Life (years)**...  28.5   22.6   21.7   21.7   13.4

                        FA, SA, FB and SB Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   175%   250%   500%
        -----       -----   ----   -----  ----   -----
Initial Percent...   100    100    100    100    100
May 1994..........   100    100    100     89     51
May 1995..........   100    100    100     66      0
May 1996..........   100    100    100     40      0
May 1997..........   100    100    100     22      0
May 1998..........   100    100    100     11      0
May 1999..........   100    100    100      4      0
May 2000..........   100    100    100      *      0
May 2001..........   100    100    100      0      0
May 2002..........   100    100     98      0      0
May 2003..........   100    100     94      0      0
May 2004..........   100    100     89      0      0
May 2005..........   100    100     84      0      0
May 2006..........   100    100     78      0      0
May 2007..........   100    100     72      0      0
May 2008..........   100    100     65      0      0
May 2009..........   100    100     59      0      0
May 2010..........   100    100     52      0      0
May 2011..........   100    100     46      0      0
May 2012..........   100    100     41      0      0
May 2013..........   100    100     35      0      0
May 2014..........   100    100     30      0      0
May 2015..........   100     95     25      0      0
May 2016..........   100     81     21      0      0
May 2017..........   100     68     17      0      0
May 2018..........   100     56     13      0      0
May 2019..........   100     43     10      0      0
May 2020..........   100     31      7      0      0
May 2021..........   100     19      4      0      0
May 2022..........    76      8      2      0      0
May 2023..........     0      0      0      0      0
Weighted Average
 Life (years)**...  29.4   25.6   18.0    2.8    1.0

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

               CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion, when read in conjunction with the discussion of "Certain Federal Income Tax Consequences" in the REMIC Prospectus, describes the current federal income tax treatment of investors in the Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

REMIC Elections and Special Tax Attributes

     Elections will be made to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     As a consequence of the qualification of the Trust and the Lower Tier REMIC as REMICs, the Certificates generally will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences--Special Tax Attributes" in the REMIC Prospectus.

Taxation of Beneficial Owners of Regular Certificates

     The S, SC, Z, SA and SB Classes will be, and certain other Classes of Certificates may be, issued with original issue discount for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount will be 175% PSA. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at that or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus. In addition, certain Classes of Certificates may be treated as having been issued at a premium for federal income tax purposes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Certificates Purchased at a Premium" in the REMIC Prospectus.

Taxation of Beneficial Owners of Residual Certificates

     Under the Regulations, neither the R nor the RL Certificates will have significant value. As a result, an organization to which section 593 of the Code applies and which is the beneficial owner of any R or RL Certificate may not use its allowable deductions to offset any "excess inclusions" with respect to such Certificate. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" in the REMIC Prospectus.

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about April 20, 1993. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus. The federal income tax consequences of any consideration paid to a transferee on the transfer of any R or RL Certificate are unclear; any transferee receiving such consideration should consult its own tax advisors.

     Under the proposed IRS regulations relating to original issue discount, the Lower Tier Regular Interests would be treated as a single debt instrument for original issue discount purposes because they were issued to the Trust in a single transaction. Although there can be no assurance that final regulations will apply this aggregation rule to the Lower Tier Regular Interests, Fannie Mae intends to calculate the taxable income (or net loss) of the Trust and of the Lower Tier REMIC (and to report to the R and RL Certificateholders) by treating the Lower Tier Regular Interests as a single debt instrument. A failure of the Lower Tier Regular Interests to qualify as a single debt instrument for original issue discount purposes could result in material adverse tax consequences to the beneficial owners of the RL Class.

                              PLAN OF DISTRIBUTION

     General. The Dealer will receive the Certificates in exchange for the MBS pursuant to a Fannie Mae commitment. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect such transactions to or through dealers.

     Increase in Certificates. Fannie Mae and the Dealer may agree to offer hereby Certificates in addition to those contemplated as of the date hereof. In such event, the MBS will be increased in principal balance, but it is expected that all additional MBS will have the same characteristics as described herein under "Description of the Certificates--The MBS." The proportion that the original principal balance of each Class (and any Components) bears to the aggregate original principal balance of all the Certificates will remain the same. The dollar amounts reflected in the Principal Balance Schedules will be increased in pro rata amounts that correspond to the increase of the principal balance of the Certificates.

                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Dealer by Skadden, Arps, Slate, Meagher & Flom.

------------------------------------------------------
------------------------------------------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement and the accompanying REMIC Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus Supplement and the accompanying REMIC Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the Certificates offered hereby in any state to any person to whom it is unlawful to make such offer or solicitation in such state. The delivery of this Prospectus Supplement and the accompanying REMIC Prospectus at any time does not imply that the information contained herein or therein is correct as of any time subsequent to the date hereof or thereof.

                            ------------------------

                               TABLE OF CONTENTS

                                                        Page
                                                        ----
                     Prospectus Supplement
Table of Contents.....................................   S- 3
Description of the Certificates.......................   S- 4
Certain Additional Federal Income Tax
  Consequences........................................   S-25
Plan of Distribution..................................   S-26
Legal Matters.........................................   S-26
                        REMIC Prospectus
Prospectus Supplement.................................      2
Summary of Prospectus.................................      3
Description of the Certificates.......................      7
The Trust Agreement...................................     20
Certain Federal Income Tax
  Consequences........................................     22
Legal Investment Considerations.......................     32
Legal Opinion.........................................     33
ERISA Considerations..................................     33
Glossary..............................................     34


------------------------------------------------------
------------------------------------------------------


                                 $300,000,000

                               Federal National
                             Mortgage Association

                               (FANNIE MAE LOGO)

                               Guaranteed REMIC
                          Pass-Through Certificates
                        Fannie Mae REMIC Trust 1993-60

                           ------------------------
                            PROSPECTUS SUPPLEMENT
                           ------------------------

                               LEHMAN BROTHERS

                                March 24, 1993

------------------------------------------------------
------------------------------------------------------

                                                                Annex 2(d)

                             Prospectus Supplement
                               dated June 3, 1993
                                       to
                       Prospectus dated December 29, 1992
                                  relating to

                     Federal National Mortgage Association
                   Guaranteed Remic Pass-Through Certificates
                        Fannie Mae REMIC Trust 1993-113

Prospectus Supplement
(To Prospectus dated December 29, 1992)

                                 $370,500,000

                    Federal National Mortgage Association

                               (FANNIE MAE LOGO)

                  Guaranteed REMIC Pass-Through Certificates
                       Fannie Mae REMIC Trust 1993-113

     The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1993-113 (the "Trust"). The assets of the Trust will consist of (i) the "regular interests" in a separate trust fund (the "Lower Tier REMIC") and (ii) a non-interest bearing cash deposit of $6,700,833.34 (the "Initial Cash Deposit") to be applied as described herein. The assets of the Lower Tier REMIC will consist of two Fannie Mae Stripped Mortgage-Backed Securities (together, the "SMBS") each of which will evidence the beneficial ownership interest in certain distributions of principal and interest made in respect of certain Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "MBS"), held in the form of a Fannie Mae Guaranteed MBS Pass-Through Certificate (the "Mega Certificate") and included in Fannie Mae Stripped Mortgage-Backed Security Trust 000231-CL (the "SMBS Trust"). Each MBS will represent a beneficial interest in a pool (the "Pool") of first lien, single-family, fixed-rate residential mortgage loans (the "Mortgage Loans") having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae and offered by Fannie Mae pursuant to its Prospectus for Guaranteed Mortgage Pass-Through Certificates (the "MBS Prospectus"), its Prospectus for Stripped Mortgage-Backed Securities (the "SMBS Prospectus") and its Prospectus for Guaranteed MBS Pass-Through Certificates (the "Mega Prospectus"), each available as described herein, and its Prospectus for Guaranteed REMIC Pass-Through Certificates (the "REMIC Prospectus"), accompanying this Prospectus Supplement.

     Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates--Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

                                                (Cover continued on next page)
                           ------------------------

THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE
 CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE AN
   OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OTHER THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE
     REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE
                                 ACT OF 1934.

==========================================================================

            Original                                            Final
            Principal    Principal   Interest     Interest   Distribution
  Class      Balance      Type(1)      Rate       Type(1)        Date
--------------------------------------------------------------------------
PA.......  $26,580,240      PAC        5.00%       FIX       August 2007
PB ......    5,193,378      PAC        5.00        FIX      December 2008
PC.......   25,722,072      PAC        5.25        FIX      December 2013
PD.......    6,809,490      PAC        5.75        FIX      December 2014
PE ......   28,643,184      PAC        6.00        FIX        April 2018
PL ......      (2)          NTL        7.50       FIX/IO      April 2018
PG.......   23,967,108      PAC        6.50        FIX        June 2020
VA.......    3,128,440    AD/LIQ       3.50        FIX        July 1998
VB ......    2,952,742      AD         3.50        FIX        July 2002
PZ ......   17,000,000      PAC       (3)           Z         July 2022
PH.......    6,331,952      PAC        6.50        FIX        July 2022
PM.......      (2)          NTL        7.50       FIX/IO      July 2022
PJ ......    8,304,498      PAC        6.50        FIX      February 2023
PK ......    8,139,024      PAC        6.50        FIX        July 2023
T .......   19,673,136      SCH        6.50        FIX        July 2023
FE ......    7,002,000      SCH       (4)          FLT        July 2023
SE ......  $ 5,754,308      SCH       (4)          INV        July 2023
SF ......    2,650,000      SCH       (4)          INV        July 2023
FD ......   41,045,730      SUP       (4)          FLT        July 2023
SD.......   22,102,698      SUP       (4)          INV        July 2023
F .......   22,967,389      TAC       (4)          FLT        July 2023
S .......      (2)          NTL       (4)         INV/IO      July 2023
A .......   40,416,000      SCH        5.90%       FIX        July 2023
FC ......    6,951,000      TAC       (4)          FLT        July 2023
B .......    4,831,611      TAC       (5)           PO        July 2023
SC ......      (2)          NTL       (4)         INV/IO      July 2023
FA ......   24,033,000      SUP       (4)          FLT        July 2023
SA ......    5,000,000      SUP       (4)          INV        July 2023
SB ......    5,301,000      SUP       (4)          INV        July 2023
R .......            0      NPR        0           NPR        July 2023
RL ......            0      NPR        0           NPR        July 2023

==============================================================================

(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.

(2) The PL, PM, S and SC Classes will be Notional Classes, will have no principal balances and will bear interest on their notional principal balances (initially, $13,232,230, $9,232,472, $22,967,389 and $4,831,611,
    respectively). The notional principal balance of the PL Class will be calculated based on the principal balances of certain PAC Classes. The notional principal balance of the PM Class will be calculated based on the principal balance of certain Accretion Directed and PAC Classes. The notional principal balance of the S Class will be calculated based on the principal balance of a TAC Class. The notional principal balance of the SC Class will be calculated based on the principal balance of a TAC Class. See "Description of the Certificates--General--Notional Classes" herein.

(3) During the initial two Interest Accrual Periods, interest will accrue on the principal balance of the PZ Class at a per annum rate of 240%. During each Interest Accrual Period thereafter, interest will accrue on such principal balance at a per annum rate of 3.5%

(4) The FE, SE, SF, F, S, FC and SC Classes will bear interest based on "LIBOR" and the FD, SD, FA, SA and SB Classes will bear interest based on the "10-Year Treasury Index," as described under "Description of the Certificates--Distributions of Interest" herein and "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes" in the REMIC Prospectus.

(5) The B Class will be a Principal Only Class and will bear no interest.

                           ------------------------

     The Certificates are offered by Donaldson, Lufkin & Jenrette Securities Corporation (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

     The Certificates are offered by the Dealer, subject to issuance by Fannie Mae, to prior sale or to withdrawal or modification of the offer without notice, when, as and if delivered to and accepted by the Dealer, and subject to approval of certain legal matters by counsel. It is expected that the Certificates, except for the R and RL Classes, will be available through the book-entry system of the Federal Reserve Banks on or about July 30, 1993 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, 140 Broadway, New York, New York 10005, on or about the Settlement Date.

                         Donaldson, Lufkin & Jenrette
                            Securities Corporation
                           ------------------------

            The date of this Prospectus Supplement is June 3, 1993

(Cover continued from previous page)

     THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS ASSOCIATED WITH SUCH CERTIFICATES.

     The yield to investors in each Class will be sensitive in varying degrees to the rate of principal payments of the Mortgage Loans, the characteristics of the Mortgage Loans actually included in the Pool, the purchase price paid for the related Class and, in the case of any Floating Rate and Inverse Floating Rate Classes, the level of the applicable Index (as defined herein). Accordingly, investors should consider the following risks:

        - The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

        - Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

        - In the case of any Certificates purchased at a discount to their principal amounts, a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

        - The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the applicable Index, particularly if the interest rate thereon fluctuates as a multiple of such Index.

See "Description of the Certificates--Yield Considerations" herein.

     In addition, investors should purchase Certificates only after considering the following:

        - The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

        - The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Description of the Certificates--Reinvestment Risk" in the REMIC Prospectus.

        - Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

     The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

     These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus, the SMBS Prospectus, the Mega Prospectus or the MBS Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus Supplement does not contain complete information about the Certificates. Investors should purchase Certificates only after reading this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus dated May 1, 1993, the SMBS Prospectus dated December 1, 1992, the Mega Prospectus dated December 1, 1992 and the Fannie Mae Information Statement dated February 16, 1993 and any supplements thereto (the "Information Statement"). The MBS Prospectus, the SMBS Prospectus, the Mega Prospectus and the Information Statement are incorporated herein by reference and may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-2N, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents may also be obtained from Donaldson, Lufkin & Jenrette Securities Corporation by writing or calling its Prospectus Department at 140 Broadway, 30th Floor, New York, New York 10005 (telephone 212-504-4525).

                              TABLE OF CONTENTS

                                        Page
                                        ----
Description of the Certificates.......  S- 4
  General.............................  S- 4
     Structure........................  S- 4
     SMBS Distributions...............  S- 4
     Fannie Mae Guaranty..............  S- 4
     Characteristics of
       Certificates...................  S- 4
     Notional Classes.................  S- 5
     Authorized Denominations.........  S- 5
     Distribution Dates...............  S- 5
     Calculation of Distributions.....  S- 6
     Record Date......................  S- 6
     REMIC Trust Factors..............  S- 6
     Optional Termination.............  S- 6
     Liquid Assets....................  S- 6
  The SMBS............................  S- 6
  Distributions of Interest...........  S- 7
     Categories of Classes............  S- 7
     General..........................  S- 7
     Interest Accrual Periods.........  S- 7
     Accrual Class....................  S- 8
     Floating Rate and Inverse
       Floating Rate Classes..........  S- 8
  Calculation of LIBOR................  S- 8
  Calculation of 10-Year Treasury
     Index............................  S- 9
  Distributions of Principal..........  S- 9
     Categories of Classes............  S- 9
     Principal Distribution Amount....  S- 9
     Accrual Amount...................  S- 9
     Cash Flow Distribution Amount....  S-10
  Structuring Assumptions.............  S-11
     Pricing Assumptions..............  S-11
     PSA Assumptions..................  S-11
  Principal Balance Schedules.........  S-13
  Characteristics of the R and
     RL Classes.......................  S-24
  Yield Considerations................  S-24
     General..........................  S-24
     The Interest Only Classes........  S-25
     The Principal Only Class.........  S-25
     The Inverse Floating Rate
       Classes........................  S-26
  Weighted Average Lives of the
     Certificates.....................  S-28
  Decrement Tables....................  S-29
Certain Additional Federal Income Tax
  Consequences........................  S-33
  REMIC Elections and Special Tax
     Attributes.......................  S-33
  Taxation of Beneficial Owners of
     Regular Certificates.............  S-33
  Taxation of Beneficial Owners of
     Residual Certificates............  S-34
Plan of Distribution..................  S-34
     General..........................  S-34
     Increase in Certificates.........  S-34
Legal Matters.........................  S-34

                       DESCRIPTION OF THE CERTIFICATES

     The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the REMIC Prospectus, the SMBS Prospectus, the Mega Prospectus, the MBS Prospectus and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the respective meanings assigned to such terms in the REMIC Prospectus (including the Glossary contained therein), the MBS Prospectus, the SMBS Prospectus, the Mega Prospectus or the Trust Agreement (as the context may require).

General

     Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of July 1, 1993 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as Trustee, and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

     The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     The assets of the Trust will consist of the Lower Tier Regular Interests and the Initial Cash Deposit. The Certificates, other than the RL Class, will evidence the entire beneficial ownership interest in (i) the distributions of principal and interest on the Lower Tier Regular Interests and (ii) the Initial Cash Deposit, to the extent described herein.

     The assets of the Lower Tier REMIC will consist of the SMBS, and the Lower Tier Regular Interests and the RL Class (collectively, the "Lower Tier Interests") will in the aggregate evidence the entire beneficial ownership interest in the distributions of principal and interest on the SMBS.

     SMBS Distributions. The SMBS will provide that certain principal and interest payments on the MBS will be passed through monthly, commencing on the 25th day of the month following the month of the initial issuance of the SMBS (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day).

     Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the MBS Account. The guaranty obligations of Fannie Mae with respect to the SMBS and the Mega Certificate are described in the SMBS Prospectus and the Mega Prospectus, respectively. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates--Fannie Mae's Guaranty" in the REMIC Prospectus, "The SMBS Certificates--Fannie Mae Obligations" in the SMBS Prospectus, "The Certificates--Fannie Mae's Guaranty" in the Mega Prospectus and "Description of Certificates--The Corporation's Guaranty" in the MBS Prospectus.

     Characteristics of Certificates. The Certificates, other than the R and RL Certificates, will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. Such entities whose names appear on the book-entry records of a Federal

Reserve Bank as the entities for whose accounts such Certificates have been deposited are herein referred to as "Holders" or "Certificateholders." A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates--Denominations, Book-Entry Form" in the REMIC Prospectus.

     The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to the R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R and RL Certificates will be transferable at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any registration of transfer of the R or RL Certificate and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

     The distribution to the Holder of the R or RL Certificate of the proceeds of any remaining assets of the Trust or Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of the related Certificate at the office of the Paying Agent. The Paying Agent initially will be State Street.

     Notional Classes. The PL, PM, S and SC Classes will be Notional Classes. A Notional Class will have no principal balance and will bear interest at the per annum interest rate set forth on the cover or described herein during each Interest Accrual Period on the related notional principal balance. The notional principal balance of each Notional Class will be equal to the indicated percentages of the outstanding principal balances of the following Classes immediately prior to the related Distribution Date:

                                                                    Percentage of
                                                                  Principal Balance
                            Class                                 of Specified Class
    -----------------------------------------------------   ------------------------------
    PL...................................................               20% of PA Class
                                                                        20% of PB Class
                                                             16.6666666667% of PC Class
                                                                        10% of PD Class
                                                              6.6666666667% of PE Class
    PM...................................................               40% of VA Class
                                                                        40% of VB Class
                                                                        40% of PZ Class
    S....................................................              100% of F Class
    SC...................................................              100% of B Class

     The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the SMBS, MBS or the underlying
Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to any such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balance of any Notional Class.

     Authorized Denominations.  The Certificates, other than the R and RL
Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. Each of the R and RL Classes will be issued as a single certificate and will not have a principal balance.

     Distribution Dates. Distributions on the Certificates will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day), commencing in the month following the Settlement Date.

                                      S-5

     Calculation of Distributions.  Interest on the interest-bearing
Certificates is calculated on the basis of a 360-day year consisting of twelve
30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Classes, if any) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution
Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on a Distribution Date will accrue on the interest-bearing
Certificates during the one month periods set forth herein under "Distributions of Interest--Interest Accrual Periods." Principal on the
Certificates will be distributed on each Distribution Date in an amount equal to the sum of the aggregate distributions of principal concurrently made on the SMBS and any interest accrued and added on such Distribution Date to the principal balances of the Accrual Classes, if any. See "Distributions of Principal" herein.

     Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

     REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which, when multiplied by the original principal balance of a Certificate of such Class, will equal the remaining principal balance of such Certificate after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balances of any Accrual Classes on such Distribution Date.

     Optional Termination. Consistent with its policy described under "Description of Certificates-- Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Trust or the Lower Tier REMIC through the exercise of its right to repurchase the Mortgage
Loans underlying any MBS unless only one Mortgage Loan remains in the related
Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

     Liquid Assets. The VA Class is intended to qualify as a "liquid asset" for purposes of the liquidity requirements applicable to federal savings associations, federal savings banks and state-chartered associations whose deposits are insured by the Federal Deposit Insurance Corporation.

The SMBS

     The SMBS underlying the Certificates will represent the aggregate of interest payments at Pass-Through Rates of 7.0% and 6.5% on principal amounts of $109,500,000 and $261,000,000, respectively, of MBS having the general characteristics described in the MBS Prospectus. The MBS underlying the SMBS have a Pass-Through Rate of 7.50%. The MBS are held in the form of Mega
Certificate CL-190231, the general characteristics of which are described in the Mega Prospectus.

     The Mortgage Loans will be conventional Level Payment Mortgage Loans secured by a first mortgage or deed of trust on a one- to four-family
("single-family") residential property and having an original maturity of up to 30 years, as described under "The Mortgage Pools" and "Yield
Considerations" in the MBS Prospectus. The characteristics of the Mortgage
Loans as of July 1, 1993 (the "Issue Date") are expected to be as follows:

    Range of WACs (per annum percentages)...................       7.75% to 8.50%
    Range of WAMs...........................................     340 months to 360
                                                                       months
    Approximate Weighted Average WAM........................         354 months
    Approximate Weighted Average CAGE.......................          6 months

                                      S-6

     A Final Data Statement listing the pools underlying the Mega Certificate and the SMBS will be made available by Fannie Mae but will not accompany this Prospectus Supplement. To request the Final Data Statement, telephone Fannie
Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data
Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

     Categories of Classes

     For the purpose of payments of interest, the Classes will be categorized as follows:

   Interest Type*                                    Classes
--------------------          -------------------------------------------------
Fixed Rate                    All Classes except the Floating Rate and Inverse
                                Floating Rate Classes and R and RL
Floating Rate                 F, FA, FC, FD and FE
Inverse Floating              S, SA, SB, SC, SD, SE and SF
  Rate
Interest Only                 PL, PM, S and SC
Principal Only                B
Accrual                       PZ
No Payment Residual           R and RL

     --------------------
     * See "Description of the Certificates--Class Definitions and
       Abbreviations" in the REMIC Prospectus.

     General. The interest-bearing Certificates will bear interest at the respective per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and, except as provided herein with respect to the Accrual Class, is distributable monthly on each Distribution Date, commencing in the month after the Settlement Date.
Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

     Interest Accrual Periods. Interest to be distributed or added to principal on a Distribution Date will accrue on the interest-bearing
Certificates during the one-month periods set forth below (each, an "Interest
Accrual Period").


                     Classes                             Interest Accrual Period
    -----------------------------------------   -----------------------------------------
    PZ, F, S, FA, SA, SB, FC, SC, FD, SD, FE,   One month period beginning on the 25th
      SE and SF (collectively, the "No Delay    day of the month preceding the month of
      Classes")                                 the Distribution Date and ending on the
                                                24th day of the month of the Distribution
                                                Date

    All other interest-bearing Classes          Calendar month preceding the month in
      (collectively, the "Delay Classes")       which the Distribution Date occurs

See "Yield Considerations" herein.

                                      S-7

     Accrual Class. The PZ Class is an Accrual Class. Interest during the initial two Interest Accrual Periods will accrue on the Accrual Class at a per annum rate of 240% and will be distributed thereon on the related Distribution
Dates. The Initial Cash Deposit will be applied to the extent necessary to make such distributions after giving effect to required interest distributions on all other Classes on such dates. Interest during subsequent Interest
Accrual Periods will accrue on the Accrual Class at a per annum rate of 3.5%;
however, such interest will not be distributed thereon until the Distribution
Date following the Distribution Date upon which the principal balance of the VB Class is reduced to zero. Interest so accrued and unpaid on the Accrual
Class will be added as principal to the principal balance thereof on each Distribution Date. Distributions of principal of the Accrual Class will be distributed as described herein.

     Floating Rate and Inverse Floating Rate Classes.  Each of the following
Classes will bear interest during its initial Interest Accrual Period at the Initial Interest Rate set forth below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable Maximum and Minimum Interest Rates, at the rate determined as described below:


         Initial      Maximum     Minimum                      Formula for
        Interest     Interest     Interest                    Calculation of
 Class    Rate         Rate        Rate                       Interest Rate
------- ---------    ---------    -------   --------------------------------------------------
F .....  3.78750%     9.50000%     0.60%    LIBOR + 60 basis points
S .....  5.71250%     8.90000%     0.00%    8.9% - LIBOR
FA.....  5.39000%    10.00000%     0.00%    10-Year Treasury Index - 65 basis points
SA..... 11.82423%    37.73181%     0.00%    40.8561% - (4.8066 X 10-Year Treasury Index)
SB.....  9.74890%     9.74890%     0.00%    48.28512% - (4.53367289 X 10-Year Treasury Index)
FC.....  3.88750%    10.00000%     0.70%    LIBOR + 70 basis points
SC ....  8.79528%    13.38098%     0.00%    13.38098% - (1.43865059 X LIBOR)
FD.....  5.24000%    10.00000%     0.00%    10-Year Treasury Index - 70 basis points
SD.....  8.83987%    18.57079%     0.00%    19.87073% - (1.85704614 X 10-Year Treasury Index)
FE.....  3.83750%     9.50000%     0.65%    LIBOR + 65 basis points
SE.....  8.63915%    12.51779%     4.00%    12.51779% - (1.21682746 X LIBOR)
SF ....  8.88998%     8.88998%     4.00%    27.38583% - (2.64226415 X LIBOR)

     The yields with respect to such Classes will be affected by changes in the applicable index, as set forth in the table above (each, an "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of an Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of an Index.

     Each Index value will be established as described herein by Fannie Mae two business days prior to the commencement of the related Interest Accrual
Period. The establishment of each Index value by Fannie Mae and Fannie Mae's determination of the rate of interest for the applicable Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning
Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

     On each LIBOR Determination Date, until the principal balances of the F, S, FC, SC, FE, SE and SF Classes (the "LIBOR Classes") have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate
Classes--LIBOR."

     If on the initial LIBOR Determination Date, Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be 3.1875%.

                                      S-8

Calculation of 10-Year Treasury Index

     On each Treasury Index Determination Date, until the principal balances of the FA, SA, SB, FD and SD Classes (the "10-Year Treasury Index Classes") have been reduced to zero, Fannie Mae will ascertain the average yield on U.S.
Treasury securities, adjusted to a constant maturity of ten years, in effect for the week ending on the last Friday immediately preceding the related
Treasury Index Determination Date in the manner described in the REMIC
Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--Treasury Index" with respect to yields on U.S. Treasury securities at "constant maturity."

Distributions of Principal

     Categories of Classes

     For the purpose of payments of principal, the Classes will be categorized as follows:

  Principal Type*                   Classes
--------------------    -------------------------------
PAC                     PA, PB, PC, PD, PE, PG, PZ, PH,
                          PJ and PK
Scheduled               T, FE, SE, SF and A
TAC                     F, FC and B
Notional                PL, PM, S and SC
Accretion Directed      VA and VB
Support                 FD, SD, FA, SA and SB
Liquid Asset            VA
No Payment Residual     R and RL

           --------------------------
           * See "Description of the Certificates--Class
             Definitions and Abbreviations" in the REMIC
             Prospectus.

     Principal Distribution Amount

     Principal will be distributed monthly on the Certificates in an amount
(the "Principal Distribution Amount") equal to the sum of (i) the aggregate distributions of principal concurrently made on the SMBS (the "Cash Flow
Distribution Amount") and (ii) any interest accrued and added on such Distribution Date to the principal balance of the Accrual Class (the "Accrual
Amount").

     Accrual Amount

     On the Distribution Date in October 1993 and on each
Distribution Date thereafter the interest, if any, accrued and added                               Accretion
to the principal balance of the PZ Class will be distributed,                                      Directed
sequentially, as principal of the VA and VB Classes, in that order,                                and
until the respective principal balances thereof are reduced to zero,                               Accrual
and then to the PZ Class, without regard to its Planned Balance.                                   Classes




                                      S-9

     Cash Flow Distribution Amount

     (a) On each Distribution Date, an amount equal to 70.4453441296% of the Cash Flow Distribution Amount will be distributed as principal of the Classes specified below, in the following order of priority:

          (i) sequentially, to the PA, PB, PC, PD, PE and PG Classes, in that order, until the principal balances thereof are reduced to their respective Planned Balances for such Distribution Date;

        (ii) concurrently, to the PZ and PH Classes, in the
     proportions of 78.4723654406% and 21.5276345594%, respectively,                               PAC
     until the principal balances thereof are reduced to their                                     Classes
     respective Planned Balances for such Distribution Date;

          (iii) sequentially, to the PJ and PK Classes, in that order, until the principal balances thereof are reduced to their respective Planned Balances for such Distribution Date;

          (iv) to the T Class, until the principal balance thereof is reduced to its Scheduled Balance for such Distribution Date;

          (v) concurrently, to the FE, SE and SF Classes, in the
     proportions of 45.4489161193%, 37.3503372774% and                                             Scheduled
     17.2007466033%, respectively, until the principal balances                                    Classes
     thereof are reduced to their respective Scheduled Balances for such Distribution Date;

          (vi) concurrently, to the FD and SD Classes, in proportion
     to their original principal balances (or 64.9988151724% and                                   Support
     35.0011848276%, respectively), until the principal balances                                   Classes
     thereof are reduced to zero;

          (vii) concurrently, to the FE, SE and SF Classes, in the
     proportions set forth in clause (v) above, without regard to the                              Scheduled
     Scheduled Balances and until the principal balances thereof are                               Classes
     reduced to zero;

          (viii) to the T Class, without regard to its Scheduled
     Balance and until the principal balance thereof is reduced to zero;

          (ix) sequentially, to the PA, PB, PC, PD, PE and PG
     Classes, in that order, without regard to the Planned Balances and until the respective principal balances thereof are reduced to zero;
                                                                                                   PAC
          (x) to the VA, VB, PZ and PH Classes, without regard to the                              and
     applicable Planned Balances and until the principal balances                                  Accretion
     thereof are reduced to zero, concurrently, as follows: (A)                                    Directed
     78.4723654406%, sequentially, to the VA, VB and PZ Classes, in                                Classes
     that order, and (B) 21.5276345594% to the PH Class; and

          (xi) sequentially, to the PJ and PK Classes, in that order, without regard to the Planned Balances and until the respective principal balances thereof are reduced to zero.





                                      S-10


     (b) On each Distribution Date, an amount equal to 29.5546558704% of the Cash Flow Distribution Amount will be distributed as principal of the Classes specified below, in the following order of priority:

          (i) to the F, A, FC and B Classes, in the following proportions, until the principal balance of the F Class is reduced to its Targeted Balance for such Distribution Date:

             (A) 30.5555557034% to the F Class; and

             (B) 69.4444442966%, first, to the A Class, until the
        principal balance thereof is reduced to its Scheduled Balance                              TAC
        for such Distribution Date, and, second, concurrently, to the                              and
        FC and B Classes, in the proportions of 58.9937154001% and                                 Scheduled
        41.0062845999%, respectively, until the principal balances                                 Classes
        thereof are reduced to their respective Targeted Balances for such Distribution Date; and

          (ii) concurrently, to the FA, SA and SB Classes, in the
     proportions of 69.9976699482%, 14.5628240228% and                                             Support
     15.4395060290%, respectively, until the principal balances                                    Classes
     thereof are reduced to zero; and

          (iii) to the F, A, FC and B Classes, in the following proportions, without regard to the applicable Targeted and Scheduled Balances and until the respective principal balances thereof are reduced to zero:

             (A) 30.5555557034% to the F Class; and
                                                                                                   TAC
             (B) 69.4444442966%, first, concurrently, to the FC and B                              and
        Classes, in the proportions of 58.9937154001% and                                          Scheduled
        41.0062845999%, respectively, and, second, to the A Class.                                 Classes

Structuring Assumptions

     Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumptions (the "Pricing Assumptions"):

        - each Mortgage Loan bears interest at a rate of 8.05% per annum and has an original term to maturity of 360 months, a CAGE of 6 months and a remaining term to maturity of 354 months.

        - the Mortgage Loans prepay at the constant percentages of PSA specified in the related table;

        - the closing date for the sale of the Certificates is the Settlement
          Date; and

        - the first Distribution Date for the Certificates occurs in the month following the Settlement Date.

     PSA Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus
Supplement is the Public Securities Association's standard prepayment model
("PSA"). To assume a specified rate of PSA (for example, 250% PSA) is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates--Prepayment Considerations and Risks" in the REMIC Prospectus. There is no assurance that prepayments will occur at any PSA rate or at any other constant rate.



                                      S-11

     The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the Mortgage Loans prepay at the approximate constant levels set forth in the following table.

 Principal Balance
Schedule References     Related Classes           PSA Levels
-------------------     ---------------     ----------------------
Planned Balances        PAC                 Between  95% and 300%
Scheduled Balances      T                   Between 125% and 250%
Scheduled Balances      FE, SE and SF       Between 150% and 250%
Scheduled Balances      A                   Between 175% and 250%
Targeted Balances       TAC                          250%

     There is no assurance that the principal balances of the Classes listed above will conform on any Distribution Date to the applicable balances specified for such Distribution Date in the Principal Balance Schedules below, or that distributions of principal on the related Classes will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal available for distribution on any Distribution Date over the amount necessary to reduce the principal balances of the applicable Classes to their respective scheduled balances will be distributed, the ability to so reduce the principal balances of such Classes will not be enhanced by the averaging of high and low principal payments. In addition, even if prepayments remain within the ranges specified above, the principal available for distribution may be insufficient to reduce the applicable Classes to such respective balances, if prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the Mortgage Loans
(which may include recently originated Mortgage Loans), the Classes specified above may not be reduced to their respective scheduled amounts, even if prepayments occur at a constant level within the ranges or at the rate specified above.

                                     S-12



                         Principal Balance Schedules

                       PA Class        PB Class       PC Class        PD Class       PE Class        PG Class        PZ Class
    Distribution        Planned        Planned         Planned        Planned         Planned         Planned         Planned
        Date            Balance        Balance         Balance        Balance         Balance         Balance         Balance
----------------------------------- -------------- --------------- -------------- --------------- --------------- ---------------
Initial Balance..... $ 26,580,240.00 $ 5,193,378.00 $ 25,722,072.00 $ 6,809,490.00 $ 28,643,184.00 $ 23,967,108.00 $ 17,000,000.00
August 1993.........   26,108,202.88   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,000,000.00
September 1993......   25,593,913.89   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,000,000.00
October 1993........   25,037,535.45   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,049,583.33
November 1993.......   24,439,250.73   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,099,311.28
December 1993.......   23,799,263.61   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,149,184.28
January 1994........   23,117,798.56   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,199,202.73
February 1994.......   22,395,100.53   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,249,367.07
March 1994..........   21,631,434.86   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,299,677.73
April 1994..........   20,827,087.08   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,350,135.12
May 1994............   19,982,362.79   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,400,739.68
June 1994...........   19,097,587.46   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,451,491.84
July 1994...........   18,173,106.25   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,502,392.02
August 1994.........   17,209,283.79   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,553,440.66
September 1994......   16,206,503.94   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,604,638.20
October 1994........   15,165,169.58   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,655,985.06
November 1994.......   14,085,702.33   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,707,481.68
December 1994.......   12,968,542.25   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,759,128.51
January 1995........   11,814,147.61   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,810,925.96
February 1995.......   10,622,994.53   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,862,874.50
March 1995..........    9,395,576.67   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,914,974.55
April 1995..........    8,132,404.93   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   17,967,226.56
May 1995............    6,834,007.03   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   18,019,630.97
June 1995...........    5,500,927.24   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   18,072,188.23
July 1995...........    4,133,725.90   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   18,124,898.77
August 1995.........    2,772,841.50   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   18,177,763.06
September 1995......    1,418,242.58   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   18,230,781.54
October 1995........       69,897.83   5,193,378.00   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   18,283,954.65
November 1995.......            0.00   3,921,154.11   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   18,337,282.85
December 1995.......            0.00   2,585,224.41   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   18,390,766.59
January 1996........            0.00   1,255,455.89   25,722,072.00   6,809,490.00   28,643,184.00   23,967,108.00   18,444,406.33
February 1996.......            0.00           0.00   25,653,889.85   6,809,490.00   28,643,184.00   23,967,108.00   18,498,202.52
March 1996..........            0.00           0.00   24,336,351.74   6,809,490.00   28,643,184.00   23,967,108.00   18,552,155.61
April 1996..........            0.00           0.00   23,024,883.14   6,809,490.00   28,643,184.00   23,967,108.00   18,606,266.06
May 1996............            0.00           0.00   21,719,453.82   6,809,490.00   28,643,184.00   23,967,108.00   18,660,534.34
June 1996...........            0.00           0.00   20,420,033.65   6,809,490.00   28,643,184.00   23,967,108.00   18,714,960.89
July 1996...........            0.00           0.00   19,126,592.67   6,809,490.00   28,643,184.00   23,967,108.00   18,769,546.20
August 1996.........            0.00           0.00   17,839,101.07   6,809,490.00   28,643,184.00   23,967,108.00   18,824,290.71
September 1996......            0.00           0.00   16,557,529.17   6,809,490.00   28,643,184.00   23,967,108.00   18,879,194.89
October 1996........            0.00           0.00   15,281,847.43   6,809,490.00   28,643,184.00   23,967,108.00   18,934,259.21
November 1996.......            0.00           0.00   14,012,026.48   6,809,490.00   28,643,184.00   23,967,108.00   18,989,484.13
December 1996.......            0.00           0.00   12,748,037.06   6,809,490.00   28,643,184.00   23,967,108.00   19,044,870.12
January 1997........            0.00           0.00   11,489,850.07   6,809,490.00   28,643,184.00   23,967,108.00   19,100,417.66
February 1997.......            0.00           0.00   10,237,436.54   6,809,490.00   28,643,184.00   23,967,108.00   19,156,127.21
March 1997..........            0.00           0.00    8,990,767.66   6,809,490.00   28,643,184.00   23,967,108.00   19,211,999.25
April 1997..........            0.00           0.00    7,749,814.74   6,809,490.00   28,643,184.00   23,967,108.00   19,268,034.25
May 1997............            0.00           0.00    6,514,549.23   6,809,490.00   28,643,184.00   23,967,108.00   19,324,232.68
June 1997...........            0.00           0.00    5,284,942.72   6,809,490.00   28,643,184.00   23,967,108.00   19,380,595.03
July 1997...........            0.00           0.00    4,060,966.96   6,809,490.00   28,643,184.00   23,967,108.00   19,437,121.76
August 1997.........            0.00           0.00    2,842,593.80   6,809,490.00   28,643,184.00   23,967,108.00   19,493,813.37
September 1997......            0.00           0.00    1,629,795.24   6,809,490.00   28,643,184.00   23,967,108.00   19,550,670.32
October 1997........            0.00           0.00      422,543.43   6,809,490.00   28,643,184.00   23,967,108.00   19,607,693.11


                         PH Class       PJ Class
    Distribution         Planned        Planned
        Date             Balance        Balance
--------------------- -------------- --------------
Initial Balance.....  $ 6,331,952.00 $ 8,304,498.00
August 1993.........    6,331,952.00   8,304,498.00
September 1993......    6,331,952.00   8,304,498.00
October 1993........    6,331,952.00   8,304,498.00
November 1993.......    6,331,952.00   8,304,498.00
December 1993.......    6,331,952.00   8,304,498.00
January 1994........    6,331,952.00   8,304,498.00
February 1994.......    6,331,952.00   8,304,498.00
March 1994..........    6,331,952.00   8,304,498.00
April 1994..........    6,331,952.00   8,304,498.00
May 1994............    6,331,952.00   8,304,498.00
June 1994...........    6,331,952.00   8,304,498.00
July 1994...........    6,331,952.00   8,304,498.00
August 1994.........    6,331,952.00   8,304,498.00
September 1994......    6,331,952.00   8,304,498.00
October 1994........    6,331,952.00   8,304,498.00
November 1994.......    6,331,952.00   8,304,498.00
December 1994.......    6,331,952.00   8,304,498.00
January 1995........    6,331,952.00   8,304,498.00
February 1995.......    6,331,952.00   8,304,498.00
March 1995..........    6,331,952.00   8,304,498.00
April 1995..........    6,331,952.00   8,304,498.00
May 1995............    6,331,952.00   8,304,498.00
June 1995...........    6,331,952.00   8,304,498.00
July 1995...........    6,331,952.00   8,304,498.00
August 1995.........    6,331,952.00   8,304,498.00
September 1995......    6,331,952.00   8,304,498.00
October 1995........    6,331,952.00   8,304,498.00
November 1995.......    6,331,952.00   8,304,498.00
December 1995.......    6,331,952.00   8,304,498.00
January 1996........    6,331,952.00   8,304,498.00
February 1996.......    6,331,952.00   8,304,498.00
March 1996..........    6,331,952.00   8,304,498.00
April 1996..........    6,331,952.00   8,304,498.00
May 1996............    6,331,952.00   8,304,498.00
June 1996...........    6,331,952.00   8,304,498.00
July 1996...........    6,331,952.00   8,304,498.00
August 1996.........    6,331,952.00   8,304,498.00
September 1996......    6,331,952.00   8,304,498.00
October 1996........    6,331,952.00   8,304,498.00
November 1996.......    6,331,952.00   8,304,498.00
December 1996.......    6,331,952.00   8,304,498.00
January 1997........    6,331,952.00   8,304,498.00
February 1997.......    6,331,952.00   8,304,498.00
March 1997..........    6,331,952.00   8,304,498.00
April 1997..........    6,331,952.00   8,304,498.00
May 1997............    6,331,952.00   8,304,498.00
June 1997...........    6,331,952.00   8,304,498.00
July 1997...........    6,331,952.00   8,304,498.00
August 1997.........    6,331,952.00   8,304,498.00
September 1997......    6,331,952.00   8,304,498.00
October 1997........    6,331,952.00   8,304,498.00


                       PA Class        PB Class       PC Class        PD Class       PE Class        PG Class        PZ Class
    Distribution        Planned        Planned         Planned        Planned         Planned         Planned         Planned
        Date            Balance        Balance         Balance        Balance         Balance         Balance         Balance
----------------------------------- -------------- --------------- -------------- --------------- --------------- ---------------
November 1997....... $          0.00 $         0.00 $          0.00 $ 6,030,300.63 $ 28,643,184.00 $ 23,967,108.00 $ 19,664,882.22
December 1997.......            0.00           0.00            0.00   4,834,059.27   28,643,184.00   23,967,108.00   19,722,238.12
January 1998........            0.00           0.00            0.00   3,643,281.87   28,643,184.00   23,967,108.00   19,779,761.32
February 1998.......            0.00           0.00            0.00   2,457,941.10   28,643,184.00   23,967,108.00   19,837,452.29
March 1998..........            0.00           0.00            0.00   1,278,009.79   28,643,184.00   23,967,108.00   19,895,311.52
April 1998..........            0.00           0.00            0.00     103,460.85   28,643,184.00   23,967,108.00   19,953,339.52
May 1998............            0.00           0.00            0.00           0.00   27,577,451.37   23,967,108.00   20,011,536.76
June 1998...........            0.00           0.00            0.00           0.00   26,413,586.53   23,967,108.00   20,069,903.74
July 1998...........            0.00           0.00            0.00           0.00   25,255,023.68   23,967,108.00   20,128,440.96
August 1998.........            0.00           0.00            0.00           0.00   24,101,736.25   23,967,108.00   20,187,148.91
September 1998......            0.00           0.00            0.00           0.00   22,953,697.84   23,967,108.00   20,246,028.10
October 1998........            0.00           0.00            0.00           0.00   21,810,882.16   23,967,108.00   20,305,079.01
November 1998.......            0.00           0.00            0.00           0.00   20,673,263.05   23,967,108.00   20,364,302.16
December 1998.......            0.00           0.00            0.00           0.00   19,540,814.47   23,967,108.00   20,423,698.04
January 1999........            0.00           0.00            0.00           0.00   18,413,510.52   23,967,108.00   20,483,267.16
February 1999.......            0.00           0.00            0.00           0.00   17,291,325.42   23,967,108.00   20,543,010.02
March 1999..........            0.00           0.00            0.00           0.00   16,174,233.50   23,967,108.00   20,602,927.13
April 1999..........            0.00           0.00            0.00           0.00   15,062,209.23   23,967,108.00   20,663,019.00
May 1999............            0.00           0.00            0.00           0.00   13,955,227.20   23,967,108.00   20,723,286.14
June 1999...........            0.00           0.00            0.00           0.00   12,853,262.12   23,967,108.00   20,783,729.06
July 1999...........            0.00           0.00            0.00           0.00   11,756,288.83   23,967,108.00   20,844,348.27
August 1999.........            0.00           0.00            0.00           0.00   10,664,282.27   23,967,108.00   20,905,144.29
September 1999......            0.00           0.00            0.00           0.00    9,577,217.53   23,967,108.00   20,966,117.62
October 1999........            0.00           0.00            0.00           0.00    8,495,069.81   23,967,108.00   21,027,268.80
November 1999.......            0.00           0.00            0.00           0.00    7,417,814.41   23,967,108.00   21,088,598.33
December 1999.......            0.00           0.00            0.00           0.00    6,345,426.78   23,967,108.00   21,150,106.75
January 2000........            0.00           0.00            0.00           0.00    5,277,882.46   23,967,108.00   21,211,794.56
February 2000.......            0.00           0.00            0.00           0.00    4,215,157.13   23,967,108.00   21,273,662.29
March 2000..........            0.00           0.00            0.00           0.00    3,157,226.59   23,967,108.00   21,335,710.47
April 2000..........            0.00           0.00            0.00           0.00    2,104,066.73   23,967,108.00   21,397,939.63
May 2000............            0.00           0.00            0.00           0.00    1,055,653.58   23,967,108.00   21,460,350.29
June 2000...........            0.00           0.00            0.00           0.00       11,963.27   23,967,108.00   21,522,942.97
July 2000...........            0.00           0.00            0.00           0.00            0.00   22,940,080.07   21,585,718.22
August 2000.........            0.00           0.00            0.00           0.00            0.00   21,905,764.33   21,648,676.57
September 2000......            0.00           0.00            0.00           0.00            0.00   20,876,100.55   21,711,818.54
October 2000........            0.00           0.00            0.00           0.00            0.00   19,851,065.31   21,775,144.68
November 2000.......            0.00           0.00            0.00           0.00            0.00   18,830,635.32   21,838,655.52
December 2000.......            0.00           0.00            0.00           0.00            0.00   17,814,787.41   21,902,351.60
January 2001........            0.00           0.00            0.00           0.00            0.00   16,803,498.51   21,966,233.46
February 2001.......            0.00           0.00            0.00           0.00            0.00   15,796,745.66   22,030,301.64
March 2001..........            0.00           0.00            0.00           0.00            0.00   14,794,506.02   22,094,556.68
April 2001..........            0.00           0.00            0.00           0.00            0.00   13,796,756.85   22,158,999.14
May 2001............            0.00           0.00            0.00           0.00            0.00   12,803,475.52   22,223,629.56
June 2001...........            0.00           0.00            0.00           0.00            0.00   11,814,639.53   22,288,448.47
July 2001...........            0.00           0.00            0.00           0.00            0.00   10,830,226.45   22,353,456.45
August 2001.........            0.00           0.00            0.00           0.00            0.00    9,850,214.00   22,418,654.03
September 2001......            0.00           0.00            0.00           0.00            0.00    8,874,579.98   22,484,041.77
October 2001........            0.00           0.00            0.00           0.00            0.00    7,903,302.30   22,549,620.23
November 2001.......            0.00           0.00            0.00           0.00            0.00    6,942,734.87   22,615,389.95
December 2001.......            0.00           0.00            0.00           0.00            0.00    5,998,694.89   22,681,351.51
January 2002........            0.00           0.00            0.00           0.00            0.00    5,070,903.70   22,747,505.45
February 2002.......            0.00           0.00            0.00           0.00            0.00    4,159,087.30   22,813,852.34

                        PH Class       PJ Class
    Distribution        Planned        Planned
        Date            Balance        Balance
--------------------- -------------- --------------
November 1997.......  $ 6,331,952.00 $ 8,304,498.00
December 1997.......    6,331,952.00   8,304,498.00
January 1998........    6,331,952.00   8,304,498.00
February 1998.......    6,331,952.00   8,304,498.00
March 1998..........    6,331,952.00   8,304,498.00
April 1998..........    6,331,952.00   8,304,498.00
May 1998............    6,331,952.00   8,304,498.00
June 1998...........    6,331,952.00   8,304,498.00
July 1998...........    6,331,952.00   8,304,498.00
August 1998.........    6,331,952.00   8,304,498.00
September 1998......    6,331,952.00   8,304,498.00
October 1998........    6,331,952.00   8,304,498.00
November 1998.......    6,331,952.00   8,304,498.00
December 1998.......    6,331,952.00   8,304,498.00
January 1999........    6,331,952.00   8,304,498.00
February 1999.......    6,331,952.00   8,304,498.00
March 1999..........    6,331,952.00   8,304,498.00
April 1999..........    6,331,952.00   8,304,498.00
May 1999............    6,331,952.00   8,304,498.00
June 1999...........    6,331,952.00   8,304,498.00
July 1999...........    6,331,952.00   8,304,498.00
August 1999.........    6,331,952.00   8,304,498.00
September 1999......    6,331,952.00   8,304,498.00
October 1999........    6,331,952.00   8,304,498.00
November 1999.......    6,331,952.00   8,304,498.00
December 1999.......    6,331,952.00   8,304,498.00
January 2000........    6,331,952.00   8,304,498.00
February 2000.......    6,331,952.00   8,304,498.00
March 2000..........    6,331,952.00   8,304,498.00
April 2000..........    6,331,952.00   8,304,498.00
May 2000............    6,331,952.00   8,304,498.00
June 2000...........    6,331,952.00   8,304,498.00
July 2000...........    6,331,952.00   8,304,498.00
August 2000.........    6,331,952.00   8,304,498.00
September 2000......    6,331,952.00   8,304,498.00
October 2000........    6,331,952.00   8,304,498.00
November 2000.......    6,331,952.00   8,304,498.00
December 2000.......    6,331,952.00   8,304,498.00
January 2001........    6,331,952.00   8,304,498.00
February 2001.......    6,331,952.00   8,304,498.00
March 2001..........    6,331,952.00   8,304,498.00
April 2001..........    6,331,952.00   8,304,498.00
May 2001............    6,331,952.00   8,304,498.00
June 2001...........    6,331,952.00   8,304,498.00
July 2001...........    6,331,952.00   8,304,498.00
August 2001.........    6,331,952.00   8,304,498.00
September 2001......    6,331,952.00   8,304,498.00
October 2001........    6,331,952.00   8,304,498.00
November 2001.......    6,331,952.00   8,304,498.00
December 2001.......    6,331,952.00   8,304,498.00
January 2002........    6,331,952.00   8,304,498.00
February 2002.......    6,331,952.00   8,304,498.00


                       PA Class        PB Class       PC Class        PD Class       PE Class        PG Class        PZ Class
    Distribution        Planned        Planned         Planned        Planned         Planned         Planned         Planned
        Date            Balance        Balance         Balance        Balance         Balance         Balance         Balance
----------------------------------- -------------- --------------- -------------- --------------- --------------- ---------------
March 2002.......... $          0.00 $         0.00 $          0.00 $         0.00 $          0.00 $  3,262,976.26 $ 22,880,392.74
April 2002..........            0.00           0.00            0.00           0.00            0.00    2,382,305.62   22,947,127.22
May 2002............            0.00           0.00            0.00           0.00            0.00    1,516,814.86   23,014,056.34
June 2002...........            0.00           0.00            0.00           0.00            0.00      666,247.79   23,081,180.67
July 2002...........            0.00           0.00            0.00           0.00            0.00            0.00   22,948,055.59
August 2002.........            0.00           0.00            0.00           0.00            0.00            0.00   22,303,427.70
September 2002......            0.00           0.00            0.00           0.00            0.00            0.00   21,669,927.57
October 2002........            0.00           0.00            0.00           0.00            0.00            0.00   21,047,367.26
November 2002.......            0.00           0.00            0.00           0.00            0.00            0.00   20,435,561.95
December 2002.......            0.00           0.00            0.00           0.00            0.00            0.00   19,834,329.91
January 2003........            0.00           0.00            0.00           0.00            0.00            0.00   19,243,492.43
February 2003.......            0.00           0.00            0.00           0.00            0.00            0.00   18,662,873.81
March 2003..........            0.00           0.00            0.00           0.00            0.00            0.00   18,092,301.26
April 2003..........            0.00           0.00            0.00           0.00            0.00            0.00   17,531,604.87
May 2003............            0.00           0.00            0.00           0.00            0.00            0.00   16,980,617.60
June 2003...........            0.00           0.00            0.00           0.00            0.00            0.00   16,439,175.16
July 2003...........            0.00           0.00            0.00           0.00            0.00            0.00   15,907,116.03
August 2003.........            0.00           0.00            0.00           0.00            0.00            0.00   15,384,281.37
September 2003......            0.00           0.00            0.00           0.00            0.00            0.00   14,870,515.02
October 2003........            0.00           0.00            0.00           0.00            0.00            0.00   14,365,663.41
November 2003.......            0.00           0.00            0.00           0.00            0.00            0.00   13,869,575.52
December 2003.......            0.00           0.00            0.00           0.00            0.00            0.00   13,382,102.89
January 2004........            0.00           0.00            0.00           0.00            0.00            0.00   12,903,099.52
February 2004.......            0.00           0.00            0.00           0.00            0.00            0.00   12,432,421.85
March 2004..........            0.00           0.00            0.00           0.00            0.00            0.00   11,969,928.73
April 2004..........            0.00           0.00            0.00           0.00            0.00            0.00   11,515,481.37
May 2004............            0.00           0.00            0.00           0.00            0.00            0.00   11,068,943.28
June 2004...........            0.00           0.00            0.00           0.00            0.00            0.00   10,630,180.28
July 2004...........            0.00           0.00            0.00           0.00            0.00            0.00   10,199,060.42
August 2004.........            0.00           0.00            0.00           0.00            0.00            0.00    9,775,453.97
September 2004......            0.00           0.00            0.00           0.00            0.00            0.00    9,359,233.35
October 2004........            0.00           0.00            0.00           0.00            0.00            0.00    8,950,273.13
November 2004.......            0.00           0.00            0.00           0.00            0.00            0.00    8,548,449.98
December 2004.......            0.00           0.00            0.00           0.00            0.00            0.00    8,153,642.62
January 2005........            0.00           0.00            0.00           0.00            0.00            0.00    7,765,731.83
February 2005.......            0.00           0.00            0.00           0.00            0.00            0.00    7,384,600.34
March 2005..........            0.00           0.00            0.00           0.00            0.00            0.00    7,010,132.90
April 2005..........            0.00           0.00            0.00           0.00            0.00            0.00    6,642,216.14
May 2005............            0.00           0.00            0.00           0.00            0.00            0.00    6,280,738.63
June 2005...........            0.00           0.00            0.00           0.00            0.00            0.00    5,925,590.77
July 2005...........            0.00           0.00            0.00           0.00            0.00            0.00    5,576,664.82
August 2005.........            0.00           0.00            0.00           0.00            0.00            0.00    5,233,854.84
September 2005......            0.00           0.00            0.00           0.00            0.00            0.00    4,897,056.66
October 2005........            0.00           0.00            0.00           0.00            0.00            0.00    4,566,167.87
November 2005.......            0.00           0.00            0.00           0.00            0.00            0.00    4,241,087.77
December 2005.......            0.00           0.00            0.00           0.00            0.00            0.00    3,921,717.34
January 2006........            0.00           0.00            0.00           0.00            0.00            0.00    3,607,959.24
February 2006.......            0.00           0.00            0.00           0.00            0.00            0.00    3,299,717.73
March 2006..........            0.00           0.00            0.00           0.00            0.00            0.00    2,996,898.72
April 2006..........            0.00           0.00            0.00           0.00            0.00            0.00    2,699,409.66
May 2006............            0.00           0.00            0.00           0.00            0.00            0.00    2,407,159.58
June 2006...........            0.00           0.00            0.00           0.00            0.00            0.00    2,120,059.02

                         PH Class       PJ Class
    Distribution         Planned        Planned
        Date             Balance        Balance
--------------------- -------------- --------------
March 2002..........   $ 6,331,952.00 $ 8,304,498.00
April 2002..........     6,331,952.00   8,304,498.00
May 2002............     6,331,952.00   8,304,498.00
June 2002...........     6,331,952.00   8,304,498.00
July 2002...........     6,295,430.90   8,304,498.00
August 2002.........     6,118,587.58   8,304,498.00
September 2002......     5,944,796.98   8,304,498.00
October 2002........     5,774,007.55   8,304,498.00
November 2002.......     5,606,168.58   8,304,498.00
December 2002.......     5,441,230.21   8,304,498.00
January 2003........     5,279,143.43   8,304,498.00
February 2003.......     5,119,860.03   8,304,498.00
March 2003..........     4,963,332.60   8,304,498.00
April 2003..........     4,809,514.54   8,304,498.00
May 2003............     4,658,360.02   8,304,498.00
June 2003...........     4,509,823.97   8,304,498.00
July 2003...........     4,363,862.09   8,304,498.00
August 2003.........     4,220,430.79   8,304,498.00
September 2003......     4,079,487.23   8,304,498.00
October 2003........     3,940,989.29   8,304,498.00
November 2003.......     3,804,895.54   8,304,498.00
December 2003.......     3,671,165.24   8,304,498.00
January 2004........     3,539,758.35   8,304,498.00
February 2004.......     3,410,635.48   8,304,498.00
March 2004..........     3,283,757.92   8,304,498.00
April 2004..........     3,159,087.57   8,304,498.00
May 2004............     3,036,587.01   8,304,498.00
June 2004...........     2,916,219.42   8,304,498.00
July 2004...........     2,797,948.60   8,304,498.00
August 2004.........     2,681,738.97   8,304,498.00
September 2004......     2,567,555.52   8,304,498.00
October 2004........     2,455,363.84   8,304,498.00
November 2004.......     2,345,130.11   8,304,498.00
December 2004.......     2,236,821.04   8,304,498.00
January 2005........     2,130,403.94   8,304,498.00
February 2005.......     2,025,846.63   8,304,498.00
March 2005..........     1,923,117.50   8,304,498.00
April 2005..........     1,822,185.44   8,304,498.00
May 2005............     1,723,019.88   8,304,498.00
June 2005...........     1,625,590.76   8,304,498.00
July 2005...........     1,529,868.52   8,304,498.00
August 2005.........     1,435,824.11   8,304,498.00
September 2005......     1,343,428.93   8,304,498.00
October 2005........     1,252,654.90   8,304,498.00
November 2005.......     1,163,474.39   8,304,498.00
December 2005.......     1,075,860.23   8,304,498.00
January 2006........       989,785.73   8,304,498.00
February 2006.......       905,224.62   8,304,498.00
March 2006..........       822,151.08   8,304,498.00
April 2006..........       740,539.73   8,304,498.00
May 2006............       660,365.61   8,304,498.00
June 2006...........       581,604.18   8,304,498.00


                       PA Class        PB Class       PC Class        PD Class       PE Class        PG Class        PZ Class
    Distribution        Planned        Planned         Planned        Planned         Planned         Planned         Planned
        Date            Balance        Balance         Balance        Balance         Balance         Balance         Balance
----------------------------------- -------------- --------------- -------------- --------------- --------------- ---------------
July 2006........... $          0.00 $         0.00 $          0.00 $         0.00 $          0.00 $          0.00 $  1,838,020.04
August 2006.........            0.00           0.00            0.00           0.00            0.00            0.00    1,560,956.14
September 2006......            0.00           0.00            0.00           0.00            0.00            0.00    1,288,782.32
October 2006........            0.00           0.00            0.00           0.00            0.00            0.00    1,021,414.98
November 2006.......            0.00           0.00            0.00           0.00            0.00            0.00      758,771.92
December 2006.......            0.00           0.00            0.00           0.00            0.00            0.00      500,772.34
January 2007........            0.00           0.00            0.00           0.00            0.00            0.00      247,336.79
February 2007.......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
March 2007..........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
April 2007..........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
May 2007............            0.00           0.00            0.00           0.00            0.00            0.00            0.00
June 2007...........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
July 2007...........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
August 2007.........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
September 2007......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
October 2007........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
November 2007.......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
December 2007.......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
January 2008........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
February 2008.......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
March 2008..........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
April 2008..........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
May 2008............            0.00           0.00            0.00           0.00            0.00            0.00            0.00
June 2008...........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
July 2008...........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
August 2008.........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
September 2008......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
October 2008........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
November 2008.......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
December 2008.......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
January 2009........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
February 2009.......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
March 2009..........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
April 2009..........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
May 2009............            0.00           0.00            0.00           0.00            0.00            0.00            0.00
June 2009...........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
July 2009...........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
August 2009.........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
September 2009......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
October 2009........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
November 2009.......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
December 2009.......            0.00           0.00            0.00           0.00            0.00            0.00            0.00
January 2010........            0.00           0.00            0.00           0.00            0.00            0.00            0.00
February 2010 and
 thereafter.........            0.00           0.00            0.00           0.00            0.00            0.00            0.00

                         PH Class       PJ Class
    Distribution         Planned        Planned
        Date             Balance        Balance
--------------------- -------------- --------------
July 2006...........   $   504,231.31 $ 8,304,498.00
August 2006.........       428,223.27   8,304,498.00
September 2006......       353,556.75   8,304,498.00
October 2006........       280,208.81   8,304,498.00
November 2006.......       208,156.90   8,304,498.00
December 2006.......       137,378.86   8,304,498.00
January 2007........        67,852.88   8,304,498.00
February 2007.......             0.00   8,302,442.69
March 2007..........             0.00   7,990,816.38
April 2007..........             0.00   7,684,712.53
May 2007............             0.00   7,384,036.51
June 2007...........             0.00   7,088,695.31
July 2007...........             0.00   6,798,597.48
August 2007.........             0.00   6,513,653.10
September 2007......             0.00   6,233,773.78
October 2007........             0.00   5,958,872.60
November 2007.......             0.00   5,688,864.11
December 2007.......             0.00   5,423,664.30
January 2008........             0.00   5,163,190.58
February 2008.......             0.00   4,907,361.73
March 2008..........             0.00   4,656,097.92
April 2008..........             0.00   4,409,320.67
May 2008............             0.00   4,166,952.79
June 2008...........             0.00   3,928,918.43
July 2008...........             0.00   3,695,142.99
August 2008.........             0.00   3,465,553.14
September 2008......             0.00   3,240,076.79
October 2008........             0.00   3,018,643.07
November 2008.......             0.00   2,801,182.28
December 2008.......             0.00   2,587,625.92
January 2009........             0.00   2,377,906.64
February 2009.......             0.00   2,171,958.24
March 2009..........             0.00   1,969,715.61
April 2009..........             0.00   1,771,114.76
May 2009............             0.00   1,576,092.77
June 2009...........             0.00   1,384,587.80
July 2009...........             0.00   1,196,539.04
August 2009.........             0.00   1,011,886.72
September 2009......             0.00     830,572.06
October 2009........             0.00     652,537.29
November 2009.......             0.00     477,725.62
December 2009.......             0.00     306,081.21
January 2010........             0.00     137,549.17
February 2010 and
 thereafter.........             0.00           0.00



                       PK Class        T Class        FE Class       SE Class       SF Class
    Distribution       Planned        Scheduled      Scheduled      Scheduled      Scheduled
        Date           Balance         Balance        Balance        Balance        Balance
---------------------------------- --------------- -------------- -------------- --------------
Initial Balance..... $ 8,139,024.00 $ 19,673,136.00 $ 7,002,000.00 $ 5,754,308.00 $ 2,650,000.00
August 1993.........   8,139,024.00   19,580,541.32   6,966,804.44   5,725,383.96   2,636,679.77
September 1993......   8,139,024.00   19,474,914.30   6,926,660.45   5,692,393.27   2,621,486.74
October 1993........   8,139,024.00   19,356,342.03   6,881,606.62   5,655,367.62   2,604,435.52
November 1993.......   8,139,024.00   19,224,926.48   6,831,688.57   5,614,344.50   2,585,543.37
December 1993.......   8,139,024.00   19,080,784.40   6,776,958.93   5,569,367.18   2,564,830.21
January 1994........   8,139,024.00   18,924,047.27   6,717,477.29   5,520,484.62   2,542,318.59
February 1994.......   8,139,024.00   18,754,861.18   6,653,310.15   5,467,751.47   2,518,033.69
March 1994..........   8,139,024.00   18,573,386.65   6,584,530.83   5,411,228.00   2,492,003.24
April 1994..........   8,139,024.00   18,379,798.55   6,511,219.40   5,350,979.99   2,464,257.55
May 1994............   8,139,024.00   18,174,285.87   6,433,462.57   5,287,078.71   2,434,829.45
June 1994...........   8,139,024.00   17,957,051.54   6,351,353.57   5,219,600.78   2,403,754.20
July 1994...........   8,139,024.00   17,728,312.21   6,264,992.07   5,148,628.10   2,371,069.54
August 1994.........   8,139,024.00   17,488,298.01   6,174,483.98   5,074,247.73   2,336,815.56
September 1994......   8,139,024.00   17,237,252.31   6,079,941.39   4,996,551.75   2,301,034.65
October 1994........   8,139,024.00   16,975,431.42   5,981,482.31   4,915,637.17   2,263,771.51
November 1994.......   8,139,024.00   16,703,104.30   5,879,230.59   4,831,605.77   2,225,072.98
December 1994.......   8,139,024.00   16,420,552.26   5,773,315.69   4,744,563.93   2,184,988.08
January 1995........   8,139,024.00   16,128,068.58   5,663,872.50   4,654,622.51   2,143,567.85
February 1995.......   8,139,024.00   15,825,958.22   5,551,041.16   4,561,896.68   2,100,865.33
March 1995..........   8,139,024.00   15,514,537.40   5,434,966.81   4,466,505.71   2,056,935.45
April 1995..........   8,139,024.00   15,194,133.22   5,315,799.40   4,368,572.84   2,011,834.96
May 1995............   8,139,024.00   14,865,083.30   5,193,693.44   4,268,225.04   1,965,622.34
June 1995...........   8,139,024.00   14,527,735.27   5,068,807.80   4,165,592.87   1,918,357.70
July 1995...........   8,139,024.00   14,182,446.45   4,941,305.39   4,060,810.22   1,870,102.72
August 1995.........   8,139,024.00   13,841,893.98   4,815,970.86   3,957,809.15   1,822,668.20
September 1995......   8,139,024.00   13,506,037.73   4,692,780.32   3,856,570.03   1,776,045.11
October 1995........   8,139,024.00   13,174,837.90   4,571,710.13   3,757,073.43   1,730,224.48
November 1995.......   8,139,024.00   12,848,254.96   4,452,736.86   3,659,300.11   1,685,197.47
December 1995.......   8,139,024.00   12,526,249.71   4,335,837.33   3,563,230.99   1,640,955.28
January 1996........   8,139,024.00   12,208,783.26   4,220,988.55   3,468,847.21   1,597,489.24
February 1996.......   8,139,024.00   11,895,817.00   4,108,167.79   3,376,130.07   1,554,790.72
March 1996..........   8,139,024.00   11,587,312.64   3,997,352.51   3,285,061.06   1,512,851.21
April 1996..........   8,139,024.00   11,283,232.17   3,888,520.42   3,195,621.85   1,471,662.25
May 1996............   8,139,024.00   10,983,537.91   3,781,649.43   3,107,794.28   1,431,215.50
June 1996...........   8,139,024.00   10,688,192.43   3,676,717.65   3,021,560.38   1,391,502.68
July 1996...........   8,139,024.00   10,397,158.62   3,573,703.42   2,936,902.34   1,352,515.57
August 1996.........   8,139,024.00   10,110,399.64   3,472,585.31   2,853,802.54   1,314,246.08
September 1996......   8,139,024.00    9,827,878.97   3,373,342.05   2,772,243.52   1,276,686.15
October 1996........   8,139,024.00    9,549,560.33   3,275,952.62   2,692,207.99   1,239,827.82
November 1996.......   8,139,024.00    9,275,407.77   3,180,396.19   2,613,678.84   1,203,663.22
December 1996.......   8,139,024.00    9,005,385.58   3,086,652.13   2,536,639.11   1,168,184.54
January 1997........   8,139,024.00    8,739,458.35   2,994,700.01   2,461,072.01   1,133,384.04
February 1997.......   8,139,024.00    8,477,590.95   2,904,519.62   2,386,960.94   1,099,254.07
March 1997..........   8,139,024.00    8,219,748.51   2,816,090.92   2,314,289.42   1,065,787.05
April 1997..........   8,139,024.00    7,965,896.45   2,729,394.09   2,243,041.17   1,032,975.48
May 1997............   8,139,024.00    7,716,000.45   2,644,409.48   2,173,200.03   1,000,811.93
June 1997...........   8,139,024.00    7,470,026.47   2,561,117.65   2,104,750.04     969,289.03
July 1997...........   8,139,024.00    7,227,940.71   2,479,499.36   2,037,675.37     938,399.50
August 1997.........   8,139,024.00    6,989,709.66   2,399,535.52   1,971,960.36     908,136.12
September 1997......   8,139,024.00    6,755,300.08   2,321,207.27   1,907,589.48     878,491.75
October 1997........   8,139,024.00    6,524,678.96   2,244,495.92   1,844,547.39     849,459.32


                         A Class         F Class        FC Class       B Class
    Distribution        Scheduled       Targeted        Targeted       Targeted
        Date             Balance         Balance        Balance        Balance
------------------------------------ --------------- -------------- --------------
Initial Balance.....  $ 40,416,000.00 $ 22,967,389.00 $ 6,951,000.00 $ 4,831,611.00
August 1993.........    40,206,298.16   22,845,042.96   6,910,673.46   4,803,580.19
September 1993......    39,974,137.70   22,708,598.14   6,864,692.94   4,771,619.32
October 1993........    39,719,644.05   22,558,155.43   6,813,119.69   4,735,770.97
November 1993.......    39,442,962.87   22,393,833.92   6,756,027.46   4,696,086.40
December 1993.......    39,144,260.01   22,215,770.79   6,693,502.35   4,652,625.46
January 1994........    38,823,721.32   22,024,121.24   6,625,642.78   4,605,456.56
February 1994.......    38,481,552.55   21,819,058.24   6,552,559.30   4,554,656.53
March 1994..........    38,117,979.13   21,600,772.35   6,474,374.41   4,500,310.55
April 1994..........    37,733,245.96   21,369,471.48   6,391,222.40   4,442,511.93
May 1994............    37,327,617.19   21,125,380.56   6,303,249.02   4,381,362.01
June 1994...........    36,901,375.89   20,868,741.27   6,210,611.29   4,316,969.91
July 1994...........    36,454,823.81   20,599,811.59   6,113,477.12   4,249,452.35
August 1994.........    35,988,281.01   20,318,865.48   6,012,024.99   4,178,933.40
September 1994......    35,502,085.48   20,026,192.39   5,906,443.60   4,105,544.22
October 1994........    34,996,592.80   19,722,096.80   5,796,931.41   4,029,422.75
November 1994.......    34,472,175.69   19,406,897.70   5,683,696.24   3,950,713.46
December 1994.......    33,929,223.54   19,080,928.06   5,566,954.78   3,869,566.96
January 1995........    33,368,142.01   18,744,534.23   5,446,932.12   3,786,139.71
February 1995.......    32,789,352.45   18,398,075.35   5,323,861.22   3,700,593.65
March 1995..........    32,193,291.45   18,041,922.74   5,197,982.35   3,613,095.77
April 1995..........    31,580,410.23   17,676,459.17   5,069,542.53   3,523,817.79
May 1995............    30,951,174.14   17,302,078.23   4,938,794.95   3,432,935.69
June 1995...........    30,306,062.01   16,919,183.57   4,805,998.34   3,340,629.32
July 1995...........    29,645,565.57   16,528,188.22   4,671,416.35   3,247,081.95
August 1995.........    28,991,284.31   16,142,604.74   4,540,423.86   3,156,029.62
September 1995......    28,343,160.70   15,762,359.30   4,412,955.81   3,067,427.11
October 1995........    27,701,137.72   15,387,379.06   4,288,948.16   2,981,229.91
November 1995.......    27,065,158.89   15,017,592.16   4,168,337.91   2,897,394.23
December 1995.......    26,435,168.24   14,652,927.73   4,051,063.04   2,815,876.96
January 1996........    25,811,110.33   14,293,315.84   3,937,062.50   2,736,635.66
February 1996.......    25,192,930.20   13,938,687.52   3,826,276.25   2,659,628.60
March 1996..........    24,580,573.45   13,588,974.74   3,718,645.16   2,584,814.68
April 1996..........    23,973,986.12   13,244,110.38   3,614,111.06   2,512,153.47
May 1996............    23,373,114.80   12,904,028.24   3,512,616.72   2,441,605.18
June 1996...........    22,777,906.54   12,568,663.00   3,414,105.80   2,373,130.65
July 1996...........    22,188,308.88   12,237,950.25   3,318,522.87   2,306,691.35
August 1996.........    21,604,269.86   11,911,826.43   3,225,813.38   2,242,249.37
September 1996......    21,025,738.00   11,590,228.86   3,135,923.65   2,179,767.40
October 1996........    20,452,662.27   11,273,095.70   3,048,800.88   2,119,208.72
November 1996.......    19,884,992.13   10,960,365.95   2,964,393.08   2,060,537.22
December 1996.......    19,322,677.50   10,651,979.43   2,882,649.14   2,003,717.35
January 1997........    18,765,668.76   10,347,876.79   2,803,518.73   1,948,714.13
February 1997.......    18,213,916.76   10,047,999.47   2,726,952.35   1,895,493.16
March 1997..........    17,667,372.79    9,752,289.72   2,652,901.29   1,844,020.58
April 1997..........    17,125,988.59    9,460,690.56   2,581,317.63   1,794,263.08
May 1997............    16,589,716.35    9,173,145.79   2,512,154.23   1,746,187.89
June 1997...........    16,058,508.69    8,889,599.97   2,445,364.70   1,699,762.77
July 1997...........    15,532,318.69    8,609,998.42   2,380,903.40   1,654,955.99
August 1997.........    15,011,099.84    8,334,287.17   2,318,725.44   1,611,736.34
September 1997......    14,494,806.06    8,062,413.03   2,258,786.64   1,570,073.14
October 1997........    13,983,391.71    7,794,323.49   2,201,043.57   1,529,936.17


                       PK Class        T Class        FE Class       SE Class       SF Class
    Distribution       Planned        Scheduled      Scheduled      Scheduled      Scheduled
        Date           Balance         Balance        Balance        Balance        Balance
---------------------------------- --------------- -------------- -------------- --------------
November 1997....... $ 8,139,024.00 $  6,297,813.58 $ 2,169,382.95 $ 1,782,818.86 $   821,031.82
December 1997.......   8,139,024.00    6,074,671.46   2,095,850.04   1,722,388.84     793,202.31
January 1998........   8,139,024.00    5,855,220.39   2,023,879.05   1,663,242.42     765,963.93
February 1998.......   8,139,024.00    5,639,428.39   1,953,452.01   1,605,364.83     739,309.88
March 1998..........   8,139,024.00    5,427,263.75   1,884,551.13   1,548,741.45     713,233.43
April 1998..........   8,139,024.00    5,218,695.01   1,817,158.79   1,493,357.81     687,727.90
May 1998............   8,139,024.00    5,013,690.95   1,751,257.57   1,439,199.57     662,786.71
June 1998...........   8,139,024.00    4,812,220.60   1,686,830.18   1,386,252.55     638,403.31
July 1998...........   8,139,024.00    4,614,253.25   1,623,859.53   1,334,502.70     614,571.23
August 1998.........   8,139,024.00    4,419,758.40   1,562,328.71   1,283,936.10     591,284.07
September 1998......   8,139,024.00    4,228,705.81   1,502,220.94   1,234,538.98     568,535.49
October 1998........   8,139,024.00    4,041,065.49   1,443,519.64   1,186,297.71     546,319.20
November 1998.......   8,139,024.00    3,856,807.66   1,386,208.37   1,139,198.79     524,628.99
December 1998.......   8,139,024.00    3,675,902.80   1,330,270.87   1,093,228.84     503,458.70
January 1999........   8,139,024.00    3,498,321.62   1,275,691.04   1,048,374.63     482,802.23
February 1999.......   8,139,024.00    3,324,035.06   1,222,452.94   1,004,623.07     462,653.56
March 1999..........   8,139,024.00    3,153,014.27   1,170,540.77     961,961.17     443,006.71
April 1999..........   8,139,024.00    2,985,230.67   1,119,938.91     920,376.10     423,855.77
May 1999............   8,139,024.00    2,820,655.86   1,070,631.90     879,855.14     405,194.87
June 1999...........   8,139,024.00    2,659,261.71   1,022,604.40     840,385.70     387,018.23
July 1999...........   8,139,024.00    2,501,020.29     975,841.26     801,955.32     369,320.10
August 1999.........   8,139,024.00    2,345,903.88     930,327.46     764,551.66     352,094.79
September 1999......   8,139,024.00    2,193,885.02     886,048.15     728,162.51     335,336.70
October 1999........   8,139,024.00    2,044,936.44     842,988.59     692,775.78     319,040.24
November 1999.......   8,139,024.00    1,899,031.08     801,134.24     658,379.49     303,199.90
December 1999.......   8,139,024.00    1,756,142.12     760,470.67     624,961.79     287,810.23
January 2000........   8,139,024.00    1,616,242.94     720,983.59     592,510.95     272,865.82
February 2000.......   8,139,024.00    1,479,307.14     682,658.88     561,015.35     258,361.33
March 2000..........   8,139,024.00    1,345,308.52     645,482.55     530,463.50     244,291.45
April 2000..........   8,139,024.00    1,214,221.11     609,440.75     500,844.01     230,650.95
May 2000............   8,139,024.00    1,086,019.12     574,519.75     472,145.62     217,434.64
June 2000...........   8,139,024.00      960,676.98     540,706.00     444,357.17     204,637.37
July 2000...........   8,139,024.00      838,169.34     507,986.06     417,467.61     192,254.07
August 2000.........   8,139,024.00      718,471.03     476,346.61     391,466.03     180,279.71
September 2000......   8,139,024.00      601,557.09     445,774.51     366,341.59     168,709.29
October 2000........   8,139,024.00      487,402.77     416,256.71     342,083.59     157,537.88
November 2000.......   8,139,024.00      375,983.50     387,780.30     318,681.42     146,760.61
December 2000.......   8,139,024.00      267,274.93     360,332.53     296,124.59     136,372.63
January 2001........   8,139,024.00      161,252.88     333,900.75     274,402.70     126,369.17
February 2001.......   8,139,024.00       57,893.40     308,472.44     253,505.48     116,745.49
March 2001..........   8,139,024.00            0.00     264,570.66     217,426.60     100,130.28
April 2001..........   8,139,024.00            0.00     196,524.37     161,505.54      74,377.26
May 2001............   8,139,024.00            0.00     130,622.71     107,346.95      49,435.90
June 2001...........   8,139,024.00            0.00      69,038.51      56,736.48      26,128.54
July 2001...........   8,139,024.00            0.00      12,649.74      10,395.67       4,787.46
August 2001.........   8,139,024.00            0.00           0.00           0.00           0.00
September 2001......   8,139,024.00            0.00           0.00           0.00           0.00
October 2001........   8,139,024.00            0.00           0.00           0.00           0.00
November 2001.......   8,139,024.00            0.00           0.00           0.00           0.00
December 2001.......   8,139,024.00            0.00           0.00           0.00           0.00
January 2002........   8,139,024.00            0.00           0.00           0.00           0.00
February 2002.......   8,139,024.00            0.00           0.00           0.00           0.00

                         A Class         F Class        FC Class       B Class
    Distribution        Scheduled       Targeted        Targeted       Targeted
        Date             Balance         Balance        Balance        Balance
------------------------------------ --------------- -------------- --------------
November 1997.......  $ 13,476,811.56 $  7,529,966.78 $ 2,145,453.46 $ 1,491,295.72
December 1997.......    12,975,020.80    7,269,291.82   2,091,974.28   1,454,122.56
January 1998........    12,477,975.03    7,012,248.22   2,040,564.66   1,418,387.95
February 1998.......    11,985,630.27    6,758,786.28   1,991,183.92   1,384,063.60
March 1998..........    11,497,942.93    6,508,856.97   1,943,792.02   1,351,121.69
April 1998..........    11,014,869.83    6,262,411.94   1,898,349.61   1,319,534.86
May 1998............    10,536,368.18    6,019,403.47   1,854,817.95   1,289,276.19
June 1998...........    10,062,395.61    5,779,784.51   1,813,158.97   1,260,319.21
July 1998...........     9,592,910.10    5,543,508.64   1,773,335.20   1,232,637.87
August 1998.........     9,127,870.06    5,310,530.07   1,735,309.79   1,206,206.57
September 1998......     8,667,234.26    5,080,803.62   1,699,046.51   1,181,000.11
October 1998........     8,210,961.85    4,854,284.76   1,664,509.71   1,156,993.73
November 1998.......     7,759,012.36    4,630,929.52   1,631,664.34   1,134,163.05
December 1998.......     7,311,345.69    4,410,694.56   1,600,475.94   1,112,484.12
January 1999........     6,867,922.12    4,193,537.11   1,570,910.59   1,091,933.37
February 1999.......     6,428,702.29    3,979,414.98   1,542,934.96   1,072,487.63
March 1999..........     5,993,647.20    3,768,286.57   1,516,516.27   1,054,124.11
April 1999..........     5,562,718.22    3,560,110.82   1,491,622.28   1,036,820.40
May 1999............     5,135,877.05    3,354,847.25   1,468,221.28   1,020,554.46
June 1999...........     4,713,085.79    3,152,455.93   1,446,282.10   1,005,304.63
July 1999...........     4,294,306.84    2,952,897.45   1,425,774.09     991,049.60
August 1999.........     3,879,502.97    2,756,132.96   1,406,667.11     977,768.42
September 1999......     3,468,637.30    2,562,124.11   1,388,931.52     965,440.48
October 1999........     3,061,673.28    2,370,833.11   1,372,538.20     954,045.55
November 1999.......     2,658,574.70    2,182,222.65   1,357,458.48     943,563.71
December 1999.......     2,259,305.68    1,996,255.93   1,343,664.22     933,975.37
January 2000........     1,863,830.67    1,812,896.67   1,331,127.71     925,261.30
February 2000.......     1,472,114.46    1,632,109.07   1,319,821.75     917,402.57
March 2000..........     1,084,122.15    1,453,857.82   1,309,719.56     910,380.58
April 2000..........       699,819.18    1,278,108.08   1,300,794.84     904,177.05
May 2000............       319,171.28    1,104,825.49   1,293,021.73     898,773.99
June 2000...........             0.00      933,976.17   1,252,243.73     870,429.37
July 2000...........             0.00      765,526.68   1,026,392.33     713,441.01
August 2000.........             0.00      599,444.04     803,714.34     558,658.47
September 2000......             0.00      435,695.73     584,166.14     406,051.43
October 2000........             0.00      274,249.67     367,704.70     255,589.99
November 2000.......             0.00      115,074.19     154,287.59     107,244.66
December 2000.......             0.00            0.00           0.00           0.00
January 2001........             0.00            0.00           0.00           0.00
February 2001.......             0.00            0.00           0.00           0.00
March 2001..........             0.00            0.00           0.00           0.00
April 2001..........             0.00            0.00           0.00           0.00
May 2001............             0.00            0.00           0.00           0.00
June 2001...........             0.00            0.00           0.00           0.00
July 2001...........             0.00            0.00           0.00           0.00
August 2001.........             0.00            0.00           0.00           0.00
September 2001......             0.00            0.00           0.00           0.00
October 2001........             0.00            0.00           0.00           0.00
November 2001.......             0.00            0.00           0.00           0.00
December 2001.......             0.00            0.00           0.00           0.00
January 2002........             0.00            0.00           0.00           0.00
February 2002.......             0.00            0.00           0.00           0.00



                       PK Class        T Class        FE Class       SE Class       SF Class
    Distribution       Planned        Scheduled      Scheduled      Scheduled      Scheduled
        Date           Balance         Balance        Balance        Balance        Balance
---------------------------------- --------------- -------------- -------------- --------------
March 2002.......... $ 8,139,024.00 $          0.00 $         0.00 $         0.00 $         0.00
April 2002..........   8,139,024.00            0.00           0.00           0.00           0.00
May 2002............   8,139,024.00            0.00           0.00           0.00           0.00
June 2002...........   8,139,024.00            0.00           0.00           0.00           0.00
July 2002...........   8,139,024.00            0.00           0.00           0.00           0.00
August 2002.........   8,139,024.00            0.00           0.00           0.00           0.00
September 2002......   8,139,024.00            0.00           0.00           0.00           0.00
October 2002........   8,139,024.00            0.00           0.00           0.00           0.00
November 2002.......   8,139,024.00            0.00           0.00           0.00           0.00
December 2002.......   8,139,024.00            0.00           0.00           0.00           0.00
January 2003........   8,139,024.00            0.00           0.00           0.00           0.00
February 2003.......   8,139,024.00            0.00           0.00           0.00           0.00
March 2003..........   8,139,024.00            0.00           0.00           0.00           0.00
April 2003..........   8,139,024.00            0.00           0.00           0.00           0.00
May 2003............   8,139,024.00            0.00           0.00           0.00           0.00
June 2003...........   8,139,024.00            0.00           0.00           0.00           0.00
July 2003...........   8,139,024.00            0.00           0.00           0.00           0.00
August 2003.........   8,139,024.00            0.00           0.00           0.00           0.00
September 2003......   8,139,024.00            0.00           0.00           0.00           0.00
October 2003........   8,139,024.00            0.00           0.00           0.00           0.00
November 2003.......   8,139,024.00            0.00           0.00           0.00           0.00
December 2003.......   8,139,024.00            0.00           0.00           0.00           0.00
January 2004........   8,139,024.00            0.00           0.00           0.00           0.00
February 2004.......   8,139,024.00            0.00           0.00           0.00           0.00
March 2004..........   8,139,024.00            0.00           0.00           0.00           0.00
April 2004..........   8,139,024.00            0.00           0.00           0.00           0.00
May 2004............   8,139,024.00            0.00           0.00           0.00           0.00
June 2004...........   8,139,024.00            0.00           0.00           0.00           0.00
July 2004...........   8,139,024.00            0.00           0.00           0.00           0.00
August 2004.........   8,139,024.00            0.00           0.00           0.00           0.00
September 2004......   8,139,024.00            0.00           0.00           0.00           0.00
October 2004........   8,139,024.00            0.00           0.00           0.00           0.00
November 2004.......   8,139,024.00            0.00           0.00           0.00           0.00
December 2004.......   8,139,024.00            0.00           0.00           0.00           0.00
January 2005........   8,139,024.00            0.00           0.00           0.00           0.00
February 2005.......   8,139,024.00            0.00           0.00           0.00           0.00
March 2005..........   8,139,024.00            0.00           0.00           0.00           0.00
April 2005..........   8,139,024.00            0.00           0.00           0.00           0.00
May 2005............   8,139,024.00            0.00           0.00           0.00           0.00
June 2005...........   8,139,024.00            0.00           0.00           0.00           0.00
July 2005...........   8,139,024.00            0.00           0.00           0.00           0.00
August 2005.........   8,139,024.00            0.00           0.00           0.00           0.00
September 2005......   8,139,024.00            0.00           0.00           0.00           0.00
October 2005........   8,139,024.00            0.00           0.00           0.00           0.00
November 2005.......   8,139,024.00            0.00           0.00           0.00           0.00
December 2005.......   8,139,024.00            0.00           0.00           0.00           0.00
January 2006........   8,139,024.00            0.00           0.00           0.00           0.00
February 2006.......   8,139,024.00            0.00           0.00           0.00           0.00
March 2006..........   8,139,024.00            0.00           0.00           0.00           0.00
April 2006..........   8,139,024.00            0.00           0.00           0.00           0.00
May 2006............   8,139,024.00            0.00           0.00           0.00           0.00
June 2006...........   8,139,024.00            0.00           0.00           0.00           0.00

                         A Class         F Class        FC Class       B Class
    Distribution        Scheduled       Targeted        Targeted       Targeted
        Date             Balance         Balance        Balance        Balance
------------------------------------ --------------- -------------- --------------
March 2002..........  $          0.00 $          0.00 $         0.00 $         0.00
April 2002..........             0.00            0.00           0.00           0.00
May 2002............             0.00            0.00           0.00           0.00
June 2002...........             0.00            0.00           0.00           0.00
July 2002...........             0.00            0.00           0.00           0.00
August 2002.........             0.00            0.00           0.00           0.00
September 2002......             0.00            0.00           0.00           0.00
October 2002........             0.00            0.00           0.00           0.00
November 2002.......             0.00            0.00           0.00           0.00
December 2002.......             0.00            0.00           0.00           0.00
January 2003........             0.00            0.00           0.00           0.00
February 2003.......             0.00            0.00           0.00           0.00
March 2003..........             0.00            0.00           0.00           0.00
April 2003..........             0.00            0.00           0.00           0.00
May 2003............             0.00            0.00           0.00           0.00
June 2003...........             0.00            0.00           0.00           0.00
July 2003...........             0.00            0.00           0.00           0.00
August 2003.........             0.00            0.00           0.00           0.00
September 2003......             0.00            0.00           0.00           0.00
October 2003........             0.00            0.00           0.00           0.00
November 2003.......             0.00            0.00           0.00           0.00
December 2003.......             0.00            0.00           0.00           0.00
January 2004........             0.00            0.00           0.00           0.00
February 2004.......             0.00            0.00           0.00           0.00
March 2004..........             0.00            0.00           0.00           0.00
April 2004..........             0.00            0.00           0.00           0.00
May 2004............             0.00            0.00           0.00           0.00
June 2004...........             0.00            0.00           0.00           0.00
July 2004...........             0.00            0.00           0.00           0.00
August 2004.........             0.00            0.00           0.00           0.00
September 2004......             0.00            0.00           0.00           0.00
October 2004........             0.00            0.00           0.00           0.00
November 2004.......             0.00            0.00           0.00           0.00
December 2004.......             0.00            0.00           0.00           0.00
January 2005........             0.00            0.00           0.00           0.00
February 2005.......             0.00            0.00           0.00           0.00
March 2005..........             0.00            0.00           0.00           0.00
April 2005..........             0.00            0.00           0.00           0.00
May 2005............             0.00            0.00           0.00           0.00
June 2005...........             0.00            0.00           0.00           0.00
July 2005...........             0.00            0.00           0.00           0.00
August 2005.........             0.00            0.00           0.00           0.00
September 2005......             0.00            0.00           0.00           0.00
October 2005........             0.00            0.00           0.00           0.00
November 2005.......             0.00            0.00           0.00           0.00
December 2005.......             0.00            0.00           0.00           0.00
January 2006........             0.00            0.00           0.00           0.00
February 2006.......             0.00            0.00           0.00           0.00
March 2006..........             0.00            0.00           0.00           0.00
April 2006..........             0.00            0.00           0.00           0.00
May 2006............             0.00            0.00           0.00           0.00
June 2006...........             0.00            0.00           0.00           0.00

                       PK Class        T Class        FE Class       SE Class       SF Class
    Distribution       Planned        Scheduled      Scheduled      Scheduled      Scheduled
        Date           Balance         Balance        Balance        Balance        Balance
---------------------------------- --------------- -------------- -------------- --------------
July 2006........... $ 8,139,024.00 $          0.00 $         0.00 $         0.00 $         0.00
August 2006.........   8,139,024.00            0.00           0.00           0.00           0.00
September 2006......   8,139,024.00            0.00           0.00           0.00           0.00
October 2006........   8,139,024.00            0.00           0.00           0.00           0.00
November 2006.......   8,139,024.00            0.00           0.00           0.00           0.00
December 2006.......   8,139,024.00            0.00           0.00           0.00           0.00
January 2007........   8,139,024.00            0.00           0.00           0.00           0.00
February 2007.......   8,139,024.00            0.00           0.00           0.00           0.00
March 2007..........   8,139,024.00            0.00           0.00           0.00           0.00
April 2007..........   8,139,024.00            0.00           0.00           0.00           0.00
May 2007............   8,139,024.00            0.00           0.00           0.00           0.00
June 2007...........   8,139,024.00            0.00           0.00           0.00           0.00
July 2007...........   8,139,024.00            0.00           0.00           0.00           0.00
August 2007.........   8,139,024.00            0.00           0.00           0.00           0.00
September 2007......   8,139,024.00            0.00           0.00           0.00           0.00
October 2007........   8,139,024.00            0.00           0.00           0.00           0.00
November 2007.......   8,139,024.00            0.00           0.00           0.00           0.00
December 2007.......   8,139,024.00            0.00           0.00           0.00           0.00
January 2008........   8,139,024.00            0.00           0.00           0.00           0.00
February 2008.......   8,139,024.00            0.00           0.00           0.00           0.00
March 2008..........   8,139,024.00            0.00           0.00           0.00           0.00
April 2008..........   8,139,024.00            0.00           0.00           0.00           0.00
May 2008............   8,139,024.00            0.00           0.00           0.00           0.00
June 2008...........   8,139,024.00            0.00           0.00           0.00           0.00
July 2008...........   8,139,024.00            0.00           0.00           0.00           0.00
August 2008.........   8,139,024.00            0.00           0.00           0.00           0.00
September 2008......   8,139,024.00            0.00           0.00           0.00           0.00
October 2008........   8,139,024.00            0.00           0.00           0.00           0.00
November 2008.......   8,139,024.00            0.00           0.00           0.00           0.00
December 2008.......   8,139,024.00            0.00           0.00           0.00           0.00
January 2009........   8,139,024.00            0.00           0.00           0.00           0.00
February 2009.......   8,139,024.00            0.00           0.00           0.00           0.00
March 2009..........   8,139,024.00            0.00           0.00           0.00           0.00
April 2009..........   8,139,024.00            0.00           0.00           0.00           0.00
May 2009............   8,139,024.00            0.00           0.00           0.00           0.00
June 2009...........   8,139,024.00            0.00           0.00           0.00           0.00
July 2009...........   8,139,024.00            0.00           0.00           0.00           0.00
August 2009.........   8,139,024.00            0.00           0.00           0.00           0.00
September 2009......   8,139,024.00            0.00           0.00           0.00           0.00
October 2009........   8,139,024.00            0.00           0.00           0.00           0.00
November 2009.......   8,139,024.00            0.00           0.00           0.00           0.00
December 2009.......   8,139,024.00            0.00           0.00           0.00           0.00
January 2010........   8,139,024.00            0.00           0.00           0.00           0.00
February 2010.......   8,111,099.55            0.00           0.00           0.00           0.00
March 2010..........   7,948,631.29            0.00           0.00           0.00           0.00
April 2010..........   7,789,116.24            0.00           0.00           0.00           0.00
May 2010............   7,632,503.15            0.00           0.00           0.00           0.00
June 2010...........   7,478,741.61            0.00           0.00           0.00           0.00
July 2010...........   7,327,782.08            0.00           0.00           0.00           0.00
August 2010.........   7,179,575.86            0.00           0.00           0.00           0.00
September 2010......   7,034,075.06            0.00           0.00           0.00           0.00
October 2010........   6,891,232.64            0.00           0.00           0.00           0.00

                         A Class         F Class        FC Class       B Class
    Distribution        Scheduled       Targeted        Targeted       Targeted
        Date             Balance         Balance        Balance        Balance
------------------------------------ --------------- -------------- --------------
July 2006...........  $          0.00 $          0.00 $         0.00 $         0.00
August 2006.........             0.00            0.00           0.00           0.00
September 2006......             0.00            0.00           0.00           0.00
October 2006........             0.00            0.00           0.00           0.00
November 2006.......             0.00            0.00           0.00           0.00
December 2006.......             0.00            0.00           0.00           0.00
January 2007........             0.00            0.00           0.00           0.00
February 2007.......             0.00            0.00           0.00           0.00
March 2007..........             0.00            0.00           0.00           0.00
April 2007..........             0.00            0.00           0.00           0.00
May 2007............             0.00            0.00           0.00           0.00
June 2007...........             0.00            0.00           0.00           0.00
July 2007...........             0.00            0.00           0.00           0.00
August 2007.........             0.00            0.00           0.00           0.00
September 2007......             0.00            0.00           0.00           0.00
October 2007........             0.00            0.00           0.00           0.00
November 2007.......             0.00            0.00           0.00           0.00
December 2007.......             0.00            0.00           0.00           0.00
January 2008........             0.00            0.00           0.00           0.00
February 2008.......             0.00            0.00           0.00           0.00
March 2008..........             0.00            0.00           0.00           0.00
April 2008..........             0.00            0.00           0.00           0.00
May 2008............             0.00            0.00           0.00           0.00
June 2008...........             0.00            0.00           0.00           0.00
July 2008...........             0.00            0.00           0.00           0.00
August 2008.........             0.00            0.00           0.00           0.00
September 2008......             0.00            0.00           0.00           0.00
October 2008........             0.00            0.00           0.00           0.00
November 2008.......             0.00            0.00           0.00           0.00
December 2008.......             0.00            0.00           0.00           0.00
January 2009........             0.00            0.00           0.00           0.00
February 2009.......             0.00            0.00           0.00           0.00
March 2009..........             0.00            0.00           0.00           0.00
April 2009..........             0.00            0.00           0.00           0.00
May 2009............             0.00            0.00           0.00           0.00
June 2009...........             0.00            0.00           0.00           0.00
July 2009...........             0.00            0.00           0.00           0.00
August 2009.........             0.00            0.00           0.00           0.00
September 2009......             0.00            0.00           0.00           0.00
October 2009........             0.00            0.00           0.00           0.00
November 2009.......             0.00            0.00           0.00           0.00
December 2009.......             0.00            0.00           0.00           0.00
January 2010........             0.00            0.00           0.00           0.00
February 2010.......             0.00            0.00           0.00           0.00
March 2010..........             0.00            0.00           0.00           0.00
April 2010..........             0.00            0.00           0.00           0.00
May 2010............             0.00            0.00           0.00           0.00
June 2010...........             0.00            0.00           0.00           0.00
July 2010...........             0.00            0.00           0.00           0.00
August 2010.........             0.00            0.00           0.00           0.00
September 2010......             0.00            0.00           0.00           0.00
October 2010........             0.00            0.00           0.00           0.00



                       PK Class        T Class        FE Class       SE Class       SF Class
    Distribution       Planned        Scheduled      Scheduled      Scheduled      Scheduled
        Date           Balance         Balance        Balance        Balance        Balance
---------------------------------- --------------- -------------- -------------- --------------
November 2010....... $ 6,751,002.31 $          0.00 $         0.00 $         0.00 $         0.00
December 2010.......   6,613,338.59            0.00           0.00           0.00           0.00
January 2011........   6,478,196.78            0.00           0.00           0.00           0.00
February 2011.......   6,345,532.93            0.00           0.00           0.00           0.00
March 2011..........   6,215,303.82            0.00           0.00           0.00           0.00
April 2011..........   6,087,466.99            0.00           0.00           0.00           0.00
May 2011............   5,961,980.69            0.00           0.00           0.00           0.00
June 2011...........   5,838,803.88            0.00           0.00           0.00           0.00
July 2011...........   5,717,896.21            0.00           0.00           0.00           0.00
August 2011.........   5,599,218.02            0.00           0.00           0.00           0.00
September 2011......   5,482,730.34            0.00           0.00           0.00           0.00
October 2011........   5,368,394.85            0.00           0.00           0.00           0.00
November 2011.......   5,256,173.87            0.00           0.00           0.00           0.00
December 2011.......   5,146,030.39            0.00           0.00           0.00           0.00
January 2012........   5,037,927.99            0.00           0.00           0.00           0.00
February 2012.......   4,931,830.92            0.00           0.00           0.00           0.00
March 2012..........   4,827,703.99            0.00           0.00           0.00           0.00
April 2012..........   4,725,512.65            0.00           0.00           0.00           0.00
May 2012............   4,625,222.91            0.00           0.00           0.00           0.00
June 2012...........   4,526,801.37            0.00           0.00           0.00           0.00
July 2012...........   4,430,215.20            0.00           0.00           0.00           0.00
August 2012.........   4,335,432.13            0.00           0.00           0.00           0.00
September 2012......   4,242,420.45            0.00           0.00           0.00           0.00
October 2012........   4,151,148.97            0.00           0.00           0.00           0.00
November 2012.......   4,061,587.04            0.00           0.00           0.00           0.00
December 2012.......   3,973,704.55            0.00           0.00           0.00           0.00
January 2013........   3,887,471.88            0.00           0.00           0.00           0.00
February 2013.......   3,802,859.94            0.00           0.00           0.00           0.00
March 2013..........   3,719,840.10            0.00           0.00           0.00           0.00
April 2013..........   3,638,384.27            0.00           0.00           0.00           0.00
May 2013............   3,558,464.81            0.00           0.00           0.00           0.00
June 2013...........   3,480,054.54            0.00           0.00           0.00           0.00
July 2013...........   3,403,126.78            0.00           0.00           0.00           0.00
August 2013.........   3,327,655.27            0.00           0.00           0.00           0.00
September 2013......   3,253,614.24            0.00           0.00           0.00           0.00
October 2013........   3,180,978.33            0.00           0.00           0.00           0.00
November 2013.......   3,109,722.62            0.00           0.00           0.00           0.00
December 2013.......   3,039,822.62            0.00           0.00           0.00           0.00
January 2014........   2,971,254.27            0.00           0.00           0.00           0.00
February 2014.......   2,903,993.91            0.00           0.00           0.00           0.00
March 2014..........   2,838,018.28            0.00           0.00           0.00           0.00
April 2014..........   2,773,304.54            0.00           0.00           0.00           0.00
May 2014............   2,709,830.23            0.00           0.00           0.00           0.00
June 2014...........   2,647,573.28            0.00           0.00           0.00           0.00
July 2014...........   2,586,511.98            0.00           0.00           0.00           0.00
August 2014.........   2,526,625.02            0.00           0.00           0.00           0.00
September 2014......   2,467,891.44            0.00           0.00           0.00           0.00
October 2014........   2,410,290.64            0.00           0.00           0.00           0.00
November 2014.......   2,353,802.40            0.00           0.00           0.00           0.00
December 2014.......   2,298,406.80            0.00           0.00           0.00           0.00
January 2015........   2,244,084.31            0.00           0.00           0.00           0.00
February 2015.......   2,190,815.71            0.00           0.00           0.00           0.00

zz


                         A Class         F Class        FC Class       B Class
    Distribution        Scheduled       Targeted        Targeted       Targeted
        Date             Balance         Balance        Balance        Balance
------------------------------------ --------------- -------------- --------------
November 2010.......  $          0.00 $          0.00 $         0.00 $         0.00
December 2010.......             0.00            0.00           0.00           0.00
January 2011........             0.00            0.00           0.00           0.00
February 2011.......             0.00            0.00           0.00           0.00
March 2011..........             0.00            0.00           0.00           0.00
April 2011..........             0.00            0.00           0.00           0.00
May 2011............             0.00            0.00           0.00           0.00
June 2011...........             0.00            0.00           0.00           0.00
July 2011...........             0.00            0.00           0.00           0.00
August 2011.........             0.00            0.00           0.00           0.00
September 2011......             0.00            0.00           0.00           0.00
October 2011........             0.00            0.00           0.00           0.00
November 2011.......             0.00            0.00           0.00           0.00
December 2011.......             0.00            0.00           0.00           0.00
January 2012........             0.00            0.00           0.00           0.00
February 2012.......             0.00            0.00           0.00           0.00
March 2012..........             0.00            0.00           0.00           0.00
April 2012..........             0.00            0.00           0.00           0.00
May 2012............             0.00            0.00           0.00           0.00
June 2012...........             0.00            0.00           0.00           0.00
July 2012...........             0.00            0.00           0.00           0.00
August 2012.........             0.00            0.00           0.00           0.00
September 2012......             0.00            0.00           0.00           0.00
October 2012........             0.00            0.00           0.00           0.00
November 2012.......             0.00            0.00           0.00           0.00
December 2012.......             0.00            0.00           0.00           0.00
January 2013........             0.00            0.00           0.00           0.00
February 2013.......             0.00            0.00           0.00           0.00
March 2013..........             0.00            0.00           0.00           0.00
April 2013..........             0.00            0.00           0.00           0.00
May 2013............             0.00            0.00           0.00           0.00
June 2013...........             0.00            0.00           0.00           0.00
July 2013...........             0.00            0.00           0.00           0.00
August 2013.........             0.00            0.00           0.00           0.00
September 2013......             0.00            0.00           0.00           0.00
October 2013........             0.00            0.00           0.00           0.00
November 2013.......             0.00            0.00           0.00           0.00
December 2013.......             0.00            0.00           0.00           0.00
January 2014........             0.00            0.00           0.00           0.00
February 2014.......             0.00            0.00           0.00           0.00
March 2014..........             0.00            0.00           0.00           0.00
April 2014..........             0.00            0.00           0.00           0.00
May 2014............             0.00            0.00           0.00           0.00
June 2014...........             0.00            0.00           0.00           0.00
July 2014...........             0.00            0.00           0.00           0.00
August 2014.........             0.00            0.00           0.00           0.00
September 2014......             0.00            0.00           0.00           0.00
October 2014........             0.00            0.00           0.00           0.00
November 2014.......             0.00            0.00           0.00           0.00
December 2014.......             0.00            0.00           0.00           0.00
January 2015........             0.00            0.00           0.00           0.00
February 2015.......             0.00            0.00           0.00           0.00



                       PK Class        T Class        FE Class       SE Class       SF Class
    Distribution       Planned        Scheduled      Scheduled      Scheduled      Scheduled
        Date           Balance         Balance        Balance        Balance        Balance
---------------------------------- --------------- -------------- -------------- --------------
March 2015.......... $ 2,138,582.11 $          0.00 $         0.00 $         0.00 $         0.00
April 2015..........   2,087,364.97            0.00           0.00           0.00           0.00
May 2015............   2,037,146.04            0.00           0.00           0.00           0.00
June 2015...........   1,987,907.39            0.00           0.00           0.00           0.00
July 2015...........   1,939,631.43            0.00           0.00           0.00           0.00
August 2015.........   1,892,300.83            0.00           0.00           0.00           0.00
September 2015......   1,845,898.58            0.00           0.00           0.00           0.00
October 2015........   1,800,407.98            0.00           0.00           0.00           0.00
November 2015.......   1,755,812.58            0.00           0.00           0.00           0.00
December 2015.......   1,712,096.25            0.00           0.00           0.00           0.00
January 2016........   1,669,243.12            0.00           0.00           0.00           0.00
February 2016.......   1,627,237.60            0.00           0.00           0.00           0.00
March 2016..........   1,586,064.36            0.00           0.00           0.00           0.00
April 2016..........   1,545,708.36            0.00           0.00           0.00           0.00
May 2016............   1,506,154.79            0.00           0.00           0.00           0.00
June 2016...........   1,467,389.13            0.00           0.00           0.00           0.00
July 2016...........   1,429,397.07            0.00           0.00           0.00           0.00
August 2016.........   1,392,164.59            0.00           0.00           0.00           0.00
September 2016......   1,355,677.88            0.00           0.00           0.00           0.00
October 2016........   1,319,923.39            0.00           0.00           0.00           0.00
November 2016.......   1,284,887.80            0.00           0.00           0.00           0.00
December 2016.......   1,250,558.01            0.00           0.00           0.00           0.00
January 2017........   1,216,921.18            0.00           0.00           0.00           0.00
February 2017.......   1,183,964.65            0.00           0.00           0.00           0.00
March 2017..........   1,151,676.01            0.00           0.00           0.00           0.00
April 2017..........   1,120,043.06            0.00           0.00           0.00           0.00
May 2017............   1,089,053.80            0.00           0.00           0.00           0.00
June 2017...........   1,058,696.45            0.00           0.00           0.00           0.00
July 2017...........   1,028,959.45            0.00           0.00           0.00           0.00
August 2017.........     999,831.40            0.00           0.00           0.00           0.00
September 2017......     971,301.15            0.00           0.00           0.00           0.00
October 2017........     943,357.69            0.00           0.00           0.00           0.00
November 2017.......     915,990.25            0.00           0.00           0.00           0.00
December 2017.......     889,188.23            0.00           0.00           0.00           0.00
January 2018........     862,941.20            0.00           0.00           0.00           0.00
February 2018.......     837,238.94            0.00           0.00           0.00           0.00
March 2018..........     812,071.38            0.00           0.00           0.00           0.00
April 2018..........     787,428.65            0.00           0.00           0.00           0.00
May 2018............     763,301.05            0.00           0.00           0.00           0.00
June 2018...........     739,679.03            0.00           0.00           0.00           0.00
July 2018...........     716,553.23            0.00           0.00           0.00           0.00
August 2018.........     693,914.44            0.00           0.00           0.00           0.00
September 2018......     671,753.62            0.00           0.00           0.00           0.00
October 2018........     650,061.88            0.00           0.00           0.00           0.00
November 2018.......     628,830.49            0.00           0.00           0.00           0.00
December 2018.......     608,050.88            0.00           0.00           0.00           0.00
January 2019........     587,714.62            0.00           0.00           0.00           0.00
February 2019.......     567,813.45            0.00           0.00           0.00           0.00
March 2019..........     548,339.21            0.00           0.00           0.00           0.00
April 2019..........     529,283.93            0.00           0.00           0.00           0.00
May 2019............     510,639.77            0.00           0.00           0.00           0.00
June 2019...........     492,399.00            0.00           0.00           0.00           0.00

                         A Class         F Class        FC Class       B Class
    Distribution        Scheduled       Targeted        Targeted       Targeted
        Date             Balance         Balance        Balance        Balance
------------------------------------ --------------- -------------- --------------
March 2015..........  $          0.00 $          0.00 $         0.00 $         0.00
April 2015..........             0.00            0.00           0.00           0.00
May 2015............             0.00            0.00           0.00           0.00
June 2015...........             0.00            0.00           0.00           0.00
July 2015...........             0.00            0.00           0.00           0.00
August 2015.........             0.00            0.00           0.00           0.00
September 2015......             0.00            0.00           0.00           0.00
October 2015........             0.00            0.00           0.00           0.00
November 2015.......             0.00            0.00           0.00           0.00
December 2015.......             0.00            0.00           0.00           0.00
January 2016........             0.00            0.00           0.00           0.00
February 2016.......             0.00            0.00           0.00           0.00
March 2016..........             0.00            0.00           0.00           0.00
April 2016..........             0.00            0.00           0.00           0.00
May 2016............             0.00            0.00           0.00           0.00
June 2016...........             0.00            0.00           0.00           0.00
July 2016...........             0.00            0.00           0.00           0.00
August 2016.........             0.00            0.00           0.00           0.00
September 2016......             0.00            0.00           0.00           0.00
October 2016........             0.00            0.00           0.00           0.00
November 2016.......             0.00            0.00           0.00           0.00
December 2016.......             0.00            0.00           0.00           0.00
January 2017........             0.00            0.00           0.00           0.00
February 2017.......             0.00            0.00           0.00           0.00
March 2017..........             0.00            0.00           0.00           0.00
April 2017..........             0.00            0.00           0.00           0.00
May 2017............             0.00            0.00           0.00           0.00
June 2017...........             0.00            0.00           0.00           0.00
July 2017...........             0.00            0.00           0.00           0.00
August 2017.........             0.00            0.00           0.00           0.00
September 2017......             0.00            0.00           0.00           0.00
October 2017........             0.00            0.00           0.00           0.00
November 2017.......             0.00            0.00           0.00           0.00
December 2017.......             0.00            0.00           0.00           0.00
January 2018........             0.00            0.00           0.00           0.00
February 2018.......             0.00            0.00           0.00           0.00
March 2018..........             0.00            0.00           0.00           0.00
April 2018..........             0.00            0.00           0.00           0.00
May 2018............             0.00            0.00           0.00           0.00
June 2018...........             0.00            0.00           0.00           0.00
July 2018...........             0.00            0.00           0.00           0.00
August 2018.........             0.00            0.00           0.00           0.00
September 2018......             0.00            0.00           0.00           0.00
October 2018........             0.00            0.00           0.00           0.00
November 2018.......             0.00            0.00           0.00           0.00
December 2018.......             0.00            0.00           0.00           0.00
January 2019........             0.00            0.00           0.00           0.00
February 2019.......             0.00            0.00           0.00           0.00
March 2019..........             0.00            0.00           0.00           0.00
April 2019..........             0.00            0.00           0.00           0.00
May 2019............             0.00            0.00           0.00           0.00
June 2019...........             0.00            0.00           0.00           0.00


                       PK Class        T Class        FE Class       SE Class       SF Class
    Distribution       Planned        Scheduled      Scheduled      Scheduled      Scheduled
        Date           Balance         Balance        Balance        Balance        Balance
---------------------------------- --------------- -------------- -------------- --------------
July 2019........... $   474,554.06 $          0.00 $         0.00 $         0.00 $         0.00
August 2019.........     457,097.50            0.00           0.00           0.00           0.00
September 2019......     440,022.03            0.00           0.00           0.00           0.00
October 2019........     423,320.45            0.00           0.00           0.00           0.00
November 2019.......     406,985.72            0.00           0.00           0.00           0.00
December 2019.......     391,010.92            0.00           0.00           0.00           0.00
January 2020........     375,389.22            0.00           0.00           0.00           0.00
February 2020.......     360,113.96            0.00           0.00           0.00           0.00
March 2020..........     345,178.55            0.00           0.00           0.00           0.00
April 2020..........     330,576.56            0.00           0.00           0.00           0.00
May 2020............     316,301.65            0.00           0.00           0.00           0.00
June 2020...........     302,347.60            0.00           0.00           0.00           0.00
July 2020...........     288,708.28            0.00           0.00           0.00           0.00
August 2020.........     275,377.70            0.00           0.00           0.00           0.00
September 2020......     262,349.97            0.00           0.00           0.00           0.00
October 2020........     249,619.28            0.00           0.00           0.00           0.00
November 2020.......     237,179.94            0.00           0.00           0.00           0.00
December 2020.......     225,026.38            0.00           0.00           0.00           0.00
January 2021........     213,153.10            0.00           0.00           0.00           0.00
February 2021.......     201,554.72            0.00           0.00           0.00           0.00
March 2021..........     190,225.93            0.00           0.00           0.00           0.00
April 2021..........     179,161.53            0.00           0.00           0.00           0.00
May 2021............     168,356.43            0.00           0.00           0.00           0.00
June 2021...........     157,805.60            0.00           0.00           0.00           0.00
July 2021...........     147,504.12            0.00           0.00           0.00           0.00
August 2021.........     137,447.15            0.00           0.00           0.00           0.00
September 2021......     127,629.94            0.00           0.00           0.00           0.00
October 2021........     118,047.82            0.00           0.00           0.00           0.00
November 2021.......     108,696.22            0.00           0.00           0.00           0.00
December 2021.......      99,570.63            0.00           0.00           0.00           0.00
January 2022........      90,666.63            0.00           0.00           0.00           0.00
February 2022.......      81,979.88            0.00           0.00           0.00           0.00
March 2022..........      73,506.13            0.00           0.00           0.00           0.00
April 2022..........      65,241.19            0.00           0.00           0.00           0.00
May 2022............      57,180.94            0.00           0.00           0.00           0.00
June 2022...........      49,321.36            0.00           0.00           0.00           0.00
July 2022...........      41,658.47            0.00           0.00           0.00           0.00
August 2022.........      34,188.40            0.00           0.00           0.00           0.00
September 2022......      26,907.32            0.00           0.00           0.00           0.00
October 2022........      19,811.47            0.00           0.00           0.00           0.00
November 2022.......      12,897.18            0.00           0.00           0.00           0.00
December 2022.......       6,160.83            0.00           0.00           0.00           0.00
January 2023 and
 thereafter.........           0.00            0.00           0.00           0.00           0.00

                         A Class         F Class        FC Class       B Class
    Distribution        Scheduled       Targeted        Targeted       Targeted
        Date             Balance         Balance        Balance        Balance
------------------------------------ --------------- -------------- --------------
July 2019...........  $          0.00 $          0.00 $         0.00 $         0.00
August 2019.........             0.00            0.00           0.00           0.00
September 2019......             0.00            0.00           0.00           0.00
October 2019........             0.00            0.00           0.00           0.00
November 2019.......             0.00            0.00           0.00           0.00
December 2019.......             0.00            0.00           0.00           0.00
January 2020........             0.00            0.00           0.00           0.00
February 2020.......             0.00            0.00           0.00           0.00
March 2020..........             0.00            0.00           0.00           0.00
April 2020..........             0.00            0.00           0.00           0.00
May 2020............             0.00            0.00           0.00           0.00
June 2020...........             0.00            0.00           0.00           0.00
July 2020...........             0.00            0.00           0.00           0.00
August 2020.........             0.00            0.00           0.00           0.00
September 2020......             0.00            0.00           0.00           0.00
October 2020........             0.00            0.00           0.00           0.00
November 2020.......             0.00            0.00           0.00           0.00
December 2020.......             0.00            0.00           0.00           0.00
January 2021........             0.00            0.00           0.00           0.00
February 2021.......             0.00            0.00           0.00           0.00
March 2021..........             0.00            0.00           0.00           0.00
April 2021..........             0.00            0.00           0.00           0.00
May 2021............             0.00            0.00           0.00           0.00
June 2021...........             0.00            0.00           0.00           0.00
July 2021...........             0.00            0.00           0.00           0.00
August 2021.........             0.00            0.00           0.00           0.00
September 2021......             0.00            0.00           0.00           0.00
October 2021........             0.00            0.00           0.00           0.00
November 2021.......             0.00            0.00           0.00           0.00
December 2021.......             0.00            0.00           0.00           0.00
January 2022........             0.00            0.00           0.00           0.00
February 2022.......             0.00            0.00           0.00           0.00
March 2022..........             0.00            0.00           0.00           0.00
April 2022..........             0.00            0.00           0.00           0.00
May 2022............             0.00            0.00           0.00           0.00
June 2022...........             0.00            0.00           0.00           0.00
July 2022...........             0.00            0.00           0.00           0.00
August 2022.........             0.00            0.00           0.00           0.00
September 2022......             0.00            0.00           0.00           0.00
October 2022........             0.00            0.00           0.00           0.00
November 2022.......             0.00            0.00           0.00           0.00
December 2022.......             0.00            0.00           0.00           0.00
January 2023 and
 thereafter.........             0.00            0.00           0.00           0.00


Characteristics of the R and RL Classes

     The R and RL Certificates will not have principal balances and will not bear interest. The Holder of the R Certificate will be entitled to receive the proceeds of the remaining assets of the Trust, if any, after the principal balances of all Classes have been reduced to zero, and the Holder of the RL Certificate will be entitled to receive the proceeds of the remaining assets of the Lower Tier REMIC, if any, after the principal balances of the Lower Tier Interests have been reduced to zero. It is not anticipated that there will be any material assets remaining in either such circumstance.

     The R Class and the RL Class will be subject to certain transfer restrictions. No transfer of record or beneficial ownership of an R or RL Certificate will be allowed to a "disqualified organization." In addition, no transfer of record or beneficial ownership of an R or RL Certificate will be allowed to any person that is not a "U.S. Person" without the written consent of Fannie Mae. Under regulations issued by the Treasury Department on December 23, 1992 (the "Regulations"), a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The R and RL Certificates will constitute noneconomic residual interests under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, Fannie Mae will be obligated to provide to such Holders (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Certificates that may be required under the Code.

Yield Considerations

     General. There can be no assurance that the Mortgage Loans will have the characteristics assumed herein or will prepay at any of the rates assumed herein or at any other particular rate, that the pre-tax yields on the Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of the Certificates will be as assumed. In addition, there can be no assurance that the applicable Index will correspond to the levels shown herein. Because the rate of principal distributions on the Certificates will be related to the amortization of the Mortgage Loans in each Pool, which are likely to include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal distributions on the Certificates are likely to differ from those assumed, even if all Mortgage Loans prepay at the indicated constant percentages of PSA. In addition, it is not likely that the Mortgage Loans will prepay at a constant PSA rate until maturity, that all of such Mortgage Loans will prepay at the same rate or that the level of the applicable Index will remain constant.

     The timing of changes in the rate of prepayments or the level of the applicable Index may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments or the average level of such Index is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans or change in the level of an Index, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments or the level of an Index occurring at a rate or level higher (or lower) than the rate or level anticipated by the investor during the period immediately following the issuance of the

Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments or level of such Index.

     The effective yield on the Delay Classes will be reduced below the yield otherwise produced because principal and interest payable on a Distribution Date will not be distributed until the 25th day following the end of the related Interest Accrual Period and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market value of the Delay Classes will be lower than would have been the case if there were no such delay. Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

     The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of certain Classes to various constant percentages of PSA and, where specified, to changes in the applicable Index. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered.

     The Interest Only Classes. As indicated in the table below, the yields to investors in the PL and PM Classes will be sensitive to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. On the basis of the assumptions described below, the yield to maturity on the PL and PM Classes would be 0% if prepayments were to occur at constant rates of approximately 543% PSA and 492% PSA, respectively. If the actual prepayment rate of the Mortgage Loans were to exceed either of the foregoing levels for as little as one month while equaling such level for the remaining months, the investors in the PL or PM Class, as applicable, would not fully recoup their initial investments.

     The information set forth in the following table was prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the PL and PM Classes (expressed in each case as a percentage of original principal balance) are as follows:

Caption>
                                     Class                                  Price*
        ----------------------------------------------------------------   ---------
        PL..............................................................   17.018271%
        PM..............................................................   50.636246%

        -------------------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the table below.

             Sensitivity of the PL and PM Classes to Prepayments
                         (Pre-Tax Yields to Maturity)

                                                           PSA Prepayment Assumption
                                                   ------------------------------------------
                       Class                        50%      95%     250%     300%      500%
    --------------------------------------------   -----    -----    -----    -----    ------
    PL .........................................   27.0%    12.5%    12.5%    12.5%      3.2%
    PM..........................................   12.6%     9.5%     9.5%     9.5%    (0.4)%

     The Principal Only Class. The B Class is a principal only class and will not bear interest. As indicated in the table below, a low rate of principal payments (including prepayments) will have a negative effect on the yield to investors in the B Class.

     The information set forth in the following table has been prepared on the basis of the Pricing Assumptions and on the assumption that the aggregate purchase price of the B Class (expressed as a percentage of original principal balance) is 78.454056%.

                  Sensitivity of the B Class to Prepayments

PSA Percentages....................        50%         95%        250%        300%        500%
                                      --------    --------    --------    --------    --------

Pre-Tax Yields to Maturity.........       1.3%        1.8%        7.5%        7.5%        6.9%

     The Inverse Floating Rate Classes. The yields to investors in the Inverse Floating Rate Classes will be sensitive in varying degrees to the level of the applicable Index and to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. As indicated in the tables below, a high level of the applicable Index will have a negative effect on the yields to investors in the Inverse Floating Rate Classes. It is possible that, under certain Index or prepayment scenarios, investors in the S and SC Classes would not fully recoup their initial investments.

     Changes in the applicable Index may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of such Index.

     The information set forth in the following tables was prepared on the basis of the Pricing Assumptions and the assumptions that (i) the interest rates applicable to the Inverse Floating Rate Classes for each Interest Accrual Period subsequent to their initial Interest Accrual Period will be based on the indicated level of the applicable Index and (ii) the aggregate purchase prices of the Inverse Floating Rate Classes (expressed in each case as a percentage of original principal balance) are as follows:

                                    Class                                 Price*
        -------------------------------------------------------------   -----------
        S ...........................................................     12.653777%
        SA...........................................................     92.245400%
        SB...........................................................     99.659657%
        SC ..........................................................     16.576315%
        SD...........................................................     98.178365%
        SE...........................................................    101.094403%
        SF ..........................................................    101.532663%

        -------------------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

             Sensitivity of the S Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                          PSA Prepayment Assumption
                            -----------------------------------------------------
          LIBOR              50%        95%        250%        300%        500%
-------------------------   ------    -------    --------    --------    --------
1.1875%..................    62.6%      58.8%       43.9%       43.9%       44.2%
3.1875%..................    43.6%      39.6%       23.0%       23.0%       23.6%
5.1875%..................    25.0%      20.4%        1.0%        1.0%        2.1%
7.1875%..................     5.7%     (0.3)%     (25.5)%     (25.4)%     (23.0)%
8.9000%..................     *          *          *           *           *

        -----------------------

        * The pre-tax yield to maturity would be less than (99.9)%.

    Sensitivity of the SA Class to Prepayments and 10-Year Treasury Index
                         (Pre-Tax Yields to Maturity)


                                      PSA Prepayment Assumption
         10-Year            ----------------------------------------------
     Treasury Index          50%       95%       250%      300%      500%
-------------------------   ------    ------    ------    ------    ------
4.04%....................    24.2%     24.2%     24.4%     24.7%     26.9%
6.04%....................    13.2%     13.3%     13.5%     13.8%     16.0%
8.04%....................     2.7%      2.7%      3.1%      3.3%      5.3%
8.50% and above..........     0.4%      0.4%      0.7%      0.9%      2.9%

    Sensitivity of the SB Class to Prepayments and 10-Year Treasury Index
                         (Pre-Tax Yields to Maturity)

                                      PSA Prepayment Assumption
         10-Year            ----------------------------------------------
     Treasury Index          50%       95%      250%      300%       500%
-------------------------   ------    ------    -----     -----     ------
 8.50% and below.........    10.0%     10.0%    10.0%     10.0%     10.1%
 9.04%...................     7.5%      7.5%     7.5%      7.5%      7.6%
10.04%...................     2.8%      2.8%     2.9%      2.9%      3.1%
10.65%...................     0.0%      0.0%     0.1%      0.1%      0.3%

             Sensitivity of the SC Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                           PSA Prepayment Assumption
                            --------------------------------------------------------
          LIBOR               50%         95%         250%        300%        500%
-------------------------   --------    --------    --------    --------    --------
1.1875%..................      80.5%       80.5%       54.3%       54.3%       55.0%
3.1875%..................      59.3%       59.2%       32.2%       32.3%       33.6%
5.1875%..................      38.9%       38.5%       10.0%       10.0%       12.6%
7.1875%..................      18.7%       17.2%     (14.7)%     (14.6)%      (9.9)%
9.1875%..................    (14.5)%     (22.4)%     (66.4)%     (66.2)%     (56.3)%
9.3000%..................    (40.8)%     (54.8)%       *           *         (95.8)%

        -----------------------

        * The pre-tax yield to maturity would be less than (99.9)%.

    Sensitivity of the SD Class to Prepayments and 10-Year Treasury Index
                         (Pre-Tax Yields to Maturity)

                                      PSA Prepayment Assumption
         10-Year            ---------------------------------------------
     Treasury Index          50%       95%      250%      300%      500%
-------------------------   -----     -----     -----     -----     -----
 3.94%...................   13.1%     13.1%     13.4%     13.7%     14.4%
 5.94%...................    9.2%      9.2%      9.5%      9.9%     10.7%
 7.94%...................    5.3%      5.3%      5.7%      6.1%      7.0%
 9.94%...................    1.5%      1.5%      1.8%      2.4%      3.4%
10.70%...................    0.1%      0.1%      0.4%      1.0%      2.0%

             Sensitivity of the SE Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                           PSA Prepayment Assumption
                            --------------------------------------------------------
          LIBOR              50%       95%       150%      250%      300%      500%
-------------------------   ------    ------    ------    ------    ------    ------
1.1875%..................    11.2%     11.2%     10.8%     10.8%     10.8%     10.6%
3.1875%..................     8.7%      8.7%      8.4%      8.4%      8.4%      8.2%
5.1875%..................     6.2%      6.2%      6.0%      6.0%      6.0%      5.8%
7.0000% and above........     4.0%      4.0%      3.8%      3.8%      3.8%      3.6%


             Sensitivity of the SF Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                        PSA Prepayment Assumption
                            -------------------------------------------------
          LIBOR              50%      95%     150%     250%     300%     500%
-------------------------   -----    -----    ----     ----     ----     ----
7.0000% and below........    8.9%     8.9%    8.5%     8.5%     8.5%     8.2%
7.1875%..................    8.4%     8.4%    8.0%     8.0%     8.0%     7.7%
8.0000%..................    6.2%     6.2%    5.9%     5.9%     5.9%     5.6%
8.8500%..................    4.0%     3.9%    3.7%     3.7%     3.6%     3.4%

Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a). For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates-- Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including the timing of changes in such rate of principal payments, the priority sequence of distributions of principal of the Classes and the distribution of principal of certain Classes in accordance with the Principal Balance Schedules herein. In particular, if the amount distributable as principal of the Certificates on any Distribution Date exceeds the amount required to reduce the principal balances of certain Classes with higher principal payment priorities to their respective scheduled amounts as set forth in the Principal Balance Schedules, such excess principal will be distributed on the remaining Classes on such Distribution Date. Conversely, if the principal distributable on any Distribution Date is less than the amount so required to reduce certain Classes to their respective scheduled amounts, no principal will be distributed on the remaining Classes on such Distribution Date. Accordingly, the rate of principal payments on the Mortgage Loans is expected to have a greater effect on the weighted average lives of the Support Classes and, under certain prepayment scenarios, the TAC and Scheduled Classes, than on the weighted average lives of the PAC Classes. See "Distributions of Principal" herein.

     The interaction of the foregoing factors may have different effects on various Classes and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their respective original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

Decrement Tables

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each of the dates shown at various constant PSA levels and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions, except that with respect to the information set forth for each such Class under 0% PSA it has been assumed that each underlying Mortgage Loan bears an interest rate of 10.00% per annum and has an original and remaining term to maturity of 360 months. It is not likely that (i) all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or (ii) the underlying Mortgage Loans will prepay at a constant PSA level. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which will include recently originated Mortgage Loans) could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA levels, even if the weighted average remaining term to maturity and the weighted average CAGE of the Mortgage Loans are identical to the remaining term to maturity and CAGE specified in the Pricing Assumptions.

              Percent of Original Principal Balances Outstanding

                                 PA Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
July 1994...........     95     68     68     68     68
July 1995...........     89     16     16     16     16
July 1996...........     82      0      0      0      0
July 1997...........     74      0      0      0      0
July 1998...........     66      0      0      0      0
July 1999...........     57      0      0      0      0
July 2000...........     47      0      0      0      0
July 2001...........     37      0      0      0      0
July 2002...........     24      0      0      0      0
July 2003...........     11      0      0      0      0
July 2004...........      0      0      0      0      0
July 2005...........      0      0      0      0      0
July 2006...........      0      0      0      0      0
July 2007...........      0      0      0      0      0
July 2008...........      0      0      0      0      0
July 2009...........      0      0      0      0      0
July 2010...........      0      0      0      0      0
July 2011...........      0      0      0      0      0
July 2012...........      0      0      0      0      0
July 2013...........      0      0      0      0      0
July 2014...........      0      0      0      0      0
July 2015...........      0      0      0      0      0
July 2016...........      0      0      0      0      0
July 2017...........      0      0      0      0      0
July 2018...........      0      0      0      0      0
July 2019...........      0      0      0      0      0
July 2020...........      0      0      0      0      0
July 2021...........      0      0      0      0      0
July 2022...........      0      0      0      0      0
July 2023...........      0      0      0      0      0
Weighted Average
 Life (years)**.....    6.3    1.3    1.3    1.3    1.3

                                 PB Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100      0      0      0      0
July 1997...........   100      0      0      0      0
July 1998...........   100      0      0      0      0
July 1999...........   100      0      0      0      0
July 2000...........   100      0      0      0      0
July 2001...........   100      0      0      0      0
July 2002...........   100      0      0      0      0
July 2003...........   100      0      0      0      0
July 2004...........    81      0      0      0      0
July 2005...........     0      0      0      0      0
July 2006...........     0      0      0      0      0
July 2007...........     0      0      0      0      0
July 2008...........     0      0      0      0      0
July 2009...........     0      0      0      0      0
July 2010...........     0      0      0      0      0
July 2011...........     0      0      0      0      0
July 2012...........     0      0      0      0      0
July 2013...........     0      0      0      0      0
July 2014...........     0      0      0      0      0
July 2015...........     0      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  11.4    2.4    2.4    2.4    2.4

                                 PC Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100     74     74     74     46
July 1997...........   100     16     16     16      0
July 1998...........   100      0      0      0      0
July 1999...........   100      0      0      0      0
July 2000...........   100      0      0      0      0
July 2001...........   100      0      0      0      0
July 2002...........   100      0      0      0      0
July 2003...........   100      0      0      0      0
July 2004...........   100      0      0      0      0
July 2005...........    99      0      0      0      0
July 2006...........    81      0      0      0      0
July 2007...........    60      0      0      0      0
July 2008...........    37      0      0      0      0
July 2009...........    12      0      0      0      0
July 2010...........     0      0      0      0      0
July 2011...........     0      0      0      0      0
July 2012...........     0      0      0      0      0
July 2013...........     0      0      0      0      0
July 2014...........     0      0      0      0      0
July 2015...........     0      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  14.4    3.4    3.4    3.4    3.0

                                 PD Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100      0
July 1998...........   100      0      0      0      0
July 1999...........   100      0      0      0      0
July 2000...........   100      0      0      0      0
July 2001...........   100      0      0      0      0
July 2002...........   100      0      0      0      0
July 2003...........   100      0      0      0      0
July 2004...........   100      0      0      0      0
July 2005...........   100      0      0      0      0
July 2006...........   100      0      0      0      0
July 2007...........   100      0      0      0      0
July 2008...........   100      0      0      0      0
July 2009...........   100      0      0      0      0
July 2010...........    42      0      0      0      0
July 2011...........     0      0      0      0      0
July 2012...........     0      0      0      0      0
July 2013...........     0      0      0      0      0
July 2014...........     0      0      0      0      0
July 2015...........     0      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  16.9    4.5    4.5    4.5    3.4

                                 PE Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
July 1994...........    100    100    100    100    100
July 1995...........    100    100    100    100    100
July 1996...........    100    100    100    100    100
July 1997...........    100    100    100    100     39
July 1998...........    100     88     88     88      0
July 1999...........    100     41     41     41      0
July 2000...........    100      0      0      0      0
July 2001...........    100      0      0      0      0
July 2002...........    100      0      0      0      0
July 2003...........    100      0      0      0      0
July 2004...........    100      0      0      0      0
July 2005...........    100      0      0      0      0
July 2006...........    100      0      0      0      0
July 2007...........    100      0      0      0      0
July 2008...........    100      0      0      0      0
July 2009...........    100      0      0      0      0
July 2010...........    100      0      0      0      0
July 2011...........     82      0      0      0      0
July 2012...........     52      0      0      0      0
July 2013...........     18      0      0      0      0
July 2014...........      0      0      0      0      0
July 2015...........      0      0      0      0      0
July 2016...........      0      0      0      0      0
July 2017...........      0      0      0      0      0
July 2018...........      0      0      0      0      0
July 2019...........      0      0      0      0      0
July 2020...........      0      0      0      0      0
July 2021...........      0      0      0      0      0
July 2022...........      0      0      0      0      0
July 2023...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   19.0    5.8    5.8    5.8    3.9

                                PL+ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........    98     87     87     87     87
July 1995...........    95     66     66     66     66
July 1996...........    93     44     44     44     34
July 1997...........    90     25     25     25      6
July 1998...........    86     13     13     13      0
July 1999...........    83      6      6      6      0
July 2000...........    79      0      0      0      0
July 2001...........    74      0      0      0      0
July 2002...........    70      0      0      0      0
July 2003...........    64      0      0      0      0
July 2004...........    58      0      0      0      0
July 2005...........    52      0      0      0      0
July 2006...........    46      0      0      0      0
July 2007...........    39      0      0      0      0
July 2008...........    32      0      0      0      0
July 2009...........    24      0      0      0      0
July 2010...........    17      0      0      0      0
July 2011...........    12      0      0      0      0
July 2012...........     8      0      0      0      0
July 2013...........     3      0      0      0      0
July 2014...........     0      0      0      0      0
July 2015...........     0      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  11.7    2.9    2.9    2.9    2.4

                                 PG Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100    100
July 1998...........   100    100    100    100     42
July 1999...........   100    100    100    100      0
July 2000...........   100     96     96     96      0
July 2001...........   100     45     45     45      0
July 2002...........   100      0      0      0      0
July 2003...........   100      0      0      0      0
July 2004...........   100      0      0      0      0
July 2005...........   100      0      0      0      0
July 2006...........   100      0      0      0      0
July 2007...........   100      0      0      0      0
July 2008...........   100      0      0      0      0
July 2009...........   100      0      0      0      0
July 2010...........   100      0      0      0      0
July 2011...........   100      0      0      0      0
July 2012...........   100      0      0      0      0
July 2013...........   100      0      0      0      0
July 2014...........    78      0      0      0      0
July 2015...........    29      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  21.6    7.9    7.9    7.9    5.0

                                 VA Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........    84     84     84     84     84
July 1995...........    64     64     64     64     64
July 1996...........    43     43     43     43     43
July 1997...........    22     22     22     22     22
July 1998...........     0      0      0      0      0
July 1999...........     0      0      0      0      0
July 2000...........     0      0      0      0      0
July 2001...........     0      0      0      0      0
July 2002...........     0      0      0      0      0
July 2003...........     0      0      0      0      0
July 2004...........     0      0      0      0      0
July 2005...........     0      0      0      0      0
July 2006...........     0      0      0      0      0
July 2007...........     0      0      0      0      0
July 2008...........     0      0      0      0      0
July 2009...........     0      0      0      0      0
July 2010...........     0      0      0      0      0
July 2011...........     0      0      0      0      0
July 2012...........     0      0      0      0      0
July 2013...........     0      0      0      0      0
July 2014...........     0      0      0      0      0
July 2015...........     0      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....   2.7    2.7    2.7    2.7    2.7

---------------
** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                 VB Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
July 1994...........    100    100    100    100    100
July 1995...........    100    100    100    100    100
July 1996...........    100    100    100    100    100
July 1997...........    100    100    100    100    100
July 1998...........    100    100    100    100    100
July 1999...........     76     76     76     76      0
July 2000...........     51     51     51     51      0
July 2001...........     25     25     25     25      0
July 2002...........      0      0      0      0      0
July 2003...........      0      0      0      0      0
July 2004...........      0      0      0      0      0
July 2005...........      0      0      0      0      0
July 2006...........      0      0      0      0      0
July 2007...........      0      0      0      0      0
July 2008...........      0      0      0      0      0
July 2009...........      0      0      0      0      0
July 2010...........      0      0      0      0      0
July 2011...........      0      0      0      0      0
July 2012...........      0      0      0      0      0
July 2013...........      0      0      0      0      0
July 2014...........      0      0      0      0      0
July 2015...........      0      0      0      0      0
July 2016...........      0      0      0      0      0
July 2017...........      0      0      0      0      0
July 2018...........      0      0      0      0      0
July 2019...........      0      0      0      0      0
July 2020...........      0      0      0      0      0
July 2021...........      0      0      0      0      0
July 2022...........      0      0      0      0      0
July 2023...........      0      0      0      0      0
Weighted Average
 Life (years)**.....    7.0    7.0    7.0    7.0    5.6

                                 PZ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   103    103    103    103    103
July 1995...........   107    107    107    107    107
July 1996...........   110    110    110    110    110
July 1997...........   114    114    114    114    114
July 1998...........   118    118    118    118    118
July 1999...........   123    123    123    123    103
July 2000...........   127    127    127    127     47
July 2001...........   131    131    131    131      9
July 2002...........   136    135    135    135      0
July 2003...........   136     94     94     94      0
July 2004...........   136     60     60     60      0
July 2005...........   136     33     33     33      0
July 2006...........   136     11     11     11      0
July 2007...........   136      0      0      0      0
July 2008...........   136      0      0      0      0
July 2009...........   136      0      0      0      0
July 2010...........   136      0      0      0      0
July 2011...........   136      0      0      0      0
July 2012...........   136      0      0      0      0
July 2013...........   136      0      0      0      0
July 2014...........   136      0      0      0      0
July 2015...........   136      0      0      0      0
July 2016...........   108      0      0      0      0
July 2017...........    41      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  23.6   10.9   10.9   10.9    6.8

                            PH and PM+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100    100
July 1998...........   100    100    100    100    100
July 1999...........   100    100    100    100     76
July 2000...........   100    100    100    100     35
July 2001...........   100    100    100    100      7
July 2002...........   100     99     99     99      0
July 2003...........   100     69     69     69      0
July 2004...........   100     44     44     44      0
July 2005...........   100     24     24     24      0
July 2006...........   100      8      8      8      0
July 2007...........   100      0      0      0      0
July 2008...........   100      0      0      0      0
July 2009...........   100      0      0      0      0
July 2010...........   100      0      0      0      0
July 2011...........   100      0      0      0      0
July 2012...........   100      0      0      0      0
July 2013...........   100      0      0      0      0
July 2014...........   100      0      0      0      0
July 2015...........   100      0      0      0      0
July 2016...........    79      0      0      0      0
July 2017...........    30      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  23.6   10.9   10.9   10.9    6.7

                                 PJ Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
July 1994...........    100    100    100    100    100
July 1995...........    100    100    100    100    100
July 1996...........    100    100    100    100    100
July 1997...........    100    100    100    100    100
July 1998...........    100    100    100    100    100
July 1999...........    100    100    100    100    100
July 2000...........    100    100    100    100    100
July 2001...........    100    100    100    100    100
July 2002...........    100    100    100    100     54
July 2003...........    100    100    100    100      6
July 2004...........    100    100    100    100      0
July 2005...........    100    100    100    100      0
July 2006...........    100    100    100    100      0
July 2007...........    100     82     82     82      0
July 2008...........    100     44     44     44      0
July 2009...........    100     14     14     14      0
July 2010...........    100      0      0      0      0
July 2011...........    100      0      0      0      0
July 2012...........    100      0      0      0      0
July 2013...........    100      0      0      0      0
July 2014...........    100      0      0      0      0
July 2015...........    100      0      0      0      0
July 2016...........    100      0      0      0      0
July 2017...........    100      0      0      0      0
July 2018...........     17      0      0      0      0
July 2019...........      0      0      0      0      0
July 2020...........      0      0      0      0      0
July 2021...........      0      0      0      0      0
July 2022...........      0      0      0      0      0
July 2023...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   24.9   14.9   14.9   14.9    9.1

                                 PK Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100    100
July 1998...........   100    100    100    100    100
July 1999...........   100    100    100    100    100
July 2000...........   100    100    100    100    100
July 2001...........   100    100    100    100    100
July 2002...........   100    100    100    100    100
July 2003...........   100    100    100    100    100
July 2004...........   100    100    100    100     73
July 2005...........   100    100    100    100     50
July 2006...........   100    100    100    100     34
July 2007...........   100    100    100    100     23
July 2008...........   100    100    100    100     16
July 2009...........   100    100    100    100     10
July 2010...........   100     90     90     90      7
July 2011...........   100     70     70     70      5
July 2012...........   100     54     54     54      3
July 2013...........   100     42     42     42      2
July 2014...........   100     32     32     32      1
July 2015...........   100     24     24     24      1
July 2016...........   100     18     18     18      1
July 2017...........   100     13     13     13      *
July 2018...........   100      9      9      9      *
July 2019...........     6      6      6      6      *
July 2020...........     4      4      4      4      *
July 2021...........     2      2      2      2      *
July 2022...........     1      1      1      1      *
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  25.5   20.2   20.2   20.2   12.8

                                     T Class
                    -----------------------------------------

                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    95%    125%   250%   300%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100
July 1994...........   100    100     90     90     90     90
July 1995...........   100    100     72     72     72     72
July 1996...........   100    100     53     53     53      0
July 1997...........   100    100     37     37     37      0
July 1998...........   100    100     23     23     23      0
July 1999...........   100    100     13     13     13      0
July 2000...........   100    100      4      4      4      0
July 2001...........   100    100      0      0      0      0
July 2002...........   100     98      0      0      0      0
July 2003...........   100     88      0      0      0      0
July 2004...........   100     72      0      0      0      0
July 2005...........   100     53      0      0      0      0
July 2006...........   100     30      0      0      0      0
July 2007...........   100      4      0      0      0      0
July 2008...........   100      0      0      0      0      0
July 2009...........   100      0      0      0      0      0
July 2010...........   100      0      0      0      0      0
July 2011...........   100      0      0      0      0      0
July 2012...........   100      0      0      0      0      0
July 2013...........   100      0      0      0      0      0
July 2014...........   100      0      0      0      0      0
July 2015...........   100      0      0      0      0      0
July 2016...........   100      0      0      0      0      0
July 2017...........   100      0      0      0      0      0
July 2018...........   100      0      0      0      0      0
July 2019...........    57      0      0      0      0      0
July 2020...........     0      0      0      0      0      0
July 2021...........     0      0      0      0      0      0
July 2022...........     0      0      0      0      0      0
July 2023...........     0      0      0      0      0      0
Weighted Average
 Life (years)**.....  26.1   12.0    3.4    3.4    3.4    2.2

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                              FE, SE and SF Classes
                    -----------------------------------------
                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    95%    150%   250%   300%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100
July 1994...........    100    100     89     89     89     89
July 1995...........    100    100     71     71     71     71
July 1996...........    100    100     51     51     51      0
July 1997...........    100    100     35     35     35      0
July 1998...........    100    100     23     23     23      0
July 1999...........    100    100     14     14     14      0
July 2000...........    100    100      7      7      5      0
July 2001...........    100    100      *      *      *      0
July 2002...........    100    100      0      0      *      0
July 2003...........    100    100      0      0      *      0
July 2004...........    100    100      0      0      *      0
July 2005...........    100    100      0      0      *      0
July 2006...........    100    100      0      0      *      0
July 2007...........    100    100      0      0      *      0
July 2008...........    100     71      0      0      *      0
July 2009...........    100     36      0      0      *      0
July 2010...........    100      0      0      0      *      0
July 2011...........    100      0      0      0      *      0
July 2012...........    100      0      0      0      *      0
July 2013...........    100      0      0      0      *      0
July 2014...........    100      0      0      0      *      0
July 2015...........    100      0      0      0      *      0
July 2016...........    100      0      0      0      *      0
July 2017...........    100      0      0      0      *      0
July 2018...........    100      0      0      0      *      0
July 2019...........    100      0      0      0      *      0
July 2020...........     49      0      0      0      *      0
July 2021...........      0      0      0      0      *      0
July 2022...........      0      0      0      0      *      0
July 2023...........      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   27.0   15.6    3.4    3.4    3.4    2.0

                            FD and SD Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100     90     85     64
July 1995...........   100    100     72     58      6
July 1996...........   100    100     55     34      0
July 1997...........   100    100     43     17      0
July 1998...........   100    100     35      7      0
July 1999...........   100    100     30      1      0
July 2000...........   100    100     27      0      0
July 2001...........   100    100     26      0      0
July 2002...........   100    100     25      0      0
July 2003...........   100    100     23      0      0
July 2004...........   100    100     21      0      0
July 2005...........   100    100     18      0      0
July 2006...........   100    100     16      0      0
July 2007...........   100    100     14      0      0
July 2008...........   100    100     12      0      0
July 2009...........   100    100     11      0      0
July 2010...........   100    100      9      0      0
July 2011...........   100     91      8      0      0
July 2012...........   100     82      6      0      0
July 2013...........   100     73      5      0      0
July 2014...........   100     65      4      0      0
July 2015...........   100     56      4      0      0
July 2016...........   100     48      3      0      0
July 2017...........   100     40      2      0      0
July 2018...........   100     32      2      0      0
July 2019...........   100     25      1      0      0
July 2020...........   100     17      1      0      0
July 2021...........    78     10      *      0      0
July 2022...........    41      3      *      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  28.8   22.9    6.1    2.5    1.2

                             F and S+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........    99     95     90     90     90
July 1995...........    98     87     72     72     72
July 1996...........    97     79     53     53     53
July 1997...........    96     70     37     37     37
July 1998...........    95     62     24     24     24
July 1999...........    94     55     13     13     15
July 2000...........    92     48      3      4      8
July 2001...........    91     41      0      0      3
July 2002...........    89     34      0      0      *
July 2003...........    87     28      0      0      0
July 2004...........    85     23      0      0      0
July 2005...........    82     17      0      0      0
July 2006...........    80     12      0      0      0
July 2007...........    77      7      0      0      0
July 2008...........    73      2      0      0      0
July 2009...........    70      0      0      0      0
July 2010...........    66      0      0      0      0
July 2011...........    61      0      0      0      0
July 2012...........    56      0      0      0      0
July 2013...........    51      0      0      0      0
July 2014...........    45      0      0      0      0
July 2015...........    39      0      0      0      0
July 2016...........    31      0      0      0      0
July 2017...........    23      0      0      0      0
July 2018...........    14      0      0      0      0
July 2019...........     5      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  18.5    7.1    3.4    3.4    3.5

                                     A Class
                    -----------------------------------------
                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    95%    175%   250%   300%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100
July 1994...........     99     94     90     90     90     90
July 1995...........     98     84     73     73     73     73
July 1996...........     97     72     55     55     55     55
July 1997...........     95     61     38     38     38     38
July 1998...........     94     51     24     24     24     24
July 1999...........     92     41     11     11     11     11
July 2000...........     90     32      0      0      0      3
July 2001...........     88     24      0      0      0      0
July 2002...........     86     15      0      0      0      0
July 2003...........     83      7      0      0      0      0
July 2004...........     80      0      0      0      0      0
July 2005...........     77      0      0      0      0      0
July 2006...........     74      0      0      0      0      0
July 2007...........     70      0      0      0      0      0
July 2008...........     66      0      0      0      0      0
July 2009...........     61      0      0      0      0      0
July 2010...........     56      0      0      0      0      0
July 2011...........     50      0      0      0      0      0
July 2012...........     44      0      0      0      0      0
July 2013...........     37      0      0      0      0      0
July 2014...........     29      0      0      0      0      0
July 2015...........     21      0      0      0      0      0
July 2016...........     11      0      0      0      0      0
July 2017...........      1      0      0      0      0      0
July 2018...........      0      0      0      0      0      0
July 2019...........      0      0      0      0      0      0
July 2020...........      0      0      0      0      0      0
July 2021...........      0      0      0      0      0      0
July 2022...........      0      0      0      0      0      0
July 2023...........      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   16.5    5.4    3.4    3.4    3.4    3.5

                          FC, B and SC+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100     88     88     88
July 1995...........   100    100     67     67     67
July 1996...........   100    100     48     48     48
July 1997...........   100    100     34     34     34
July 1998...........   100    100     26     26     26
July 1999...........   100    100     21     21     25
July 2000...........   100    100     15     16     25
July 2001...........   100    100      0      0     14
July 2002...........   100    100      0      0      *
July 2003...........   100    100      0      0      0
July 2004...........   100    100      0      0      0
July 2005...........   100     76      0      0      0
July 2006...........   100     53      0      0      0
July 2007...........   100     31      0      0      0
July 2008...........   100     10      0      0      0
July 2009...........   100      0      0      0      0
July 2010...........   100      0      0      0      0
July 2011...........   100      0      0      0      0
July 2012...........   100      0      0      0      0
July 2013...........   100      0      0      0      0
July 2014...........   100      0      0      0      0
July 2015...........   100      0      0      0      0
July 2016...........   100      0      0      0      0
July 2017...........   100      0      0      0      0
July 2018...........    64      0      0      0      0
July 2019...........    21      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  25.3   13.2    3.5    3.5    3.8

                          FA, SA and SB Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100     96     80
July 1995...........   100    100    100     89     49
July 1996...........   100    100    100     84     26
July 1997...........   100    100    100     80     17
July 1998...........   100    100    100     79     15
July 1999...........   100    100    100     78     15
July 2000...........   100    100    100     78     15
July 2001...........   100    100     90     69     15
July 2002...........   100    100     75     56     15
July 2003...........   100    100     62     45     11
July 2004...........   100    100     52     36      7
July 2005...........   100    100     43     29      5
July 2006...........   100    100     36     23      3
July 2007...........   100    100     29     18      2
July 2008...........   100    100     24     14      2
July 2009...........   100     95     20     11      1
July 2010...........   100     86     16      9      1
July 2011...........   100     77     13      7      *
July 2012...........   100     69     10      5      *
July 2013...........   100     61      8      4      *
July 2014...........   100     53      7      3      *
July 2015...........   100     46      5      2      *
July 2016...........   100     39      4      2      *
July 2017...........   100     32      3      1      *
July 2018...........   100     26      2      1      *
July 2019...........   100     20      1      1      *
July 2020...........    87     14      1      *      *
July 2021...........    61      8      *      *      *
July 2022...........    32      3      *      *      *
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  28.4   21.8   12.5    9.8    3.3

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

              CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion, when read in conjunction with the discussion of "Certain Federal Income Tax Consequences" in the REMIC Prospectus, describes the current federal income tax treatment of investors in the Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

REMIC Elections and Special Tax Attributes

     Elections will be made to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     As a consequence of the qualification of the Trust and the Lower Tier REMIC as REMICs, the Certificates generally will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences--Special Tax Attributes" in the REMIC Prospectus.

Taxation of Beneficial Owners of Regular Certificates

     The Notional Classes and the VB, PZ, B and SA Classes will be, and certain other Classes of Certificates may be, issued with original issue discount for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount will be 250% PSA. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at that or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus. In addition, certain Classes of Certificates may be treated as having been issued at a premium for federal income tax purposes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Certificates Purchased at a Premium" in the REMIC Prospectus.

     The initial interest rates on the SB and SF Classes are the respective maximum stated interest rates for those Classes. The proposed original issue discount regulations that were published on December 22, 1992 (the "1992 Proposed OID Regulations") provide, in effect, that a debt instrument bearing interest at a variable rate with a restriction on its minimim or maximum stated interest rate will be treated as a contingent debt instrument if the restriction is very likely to cause the interest rate during one or more accrual periods to be significantly greater or less, respectively, than the instrument's overall expected return. The 1992 Proposed OID Regulations are proposed to be effective for debt instruments issued on or after the date that is 60 days after the regulations are issued in final form. Although it is possible that the principles contained in the 1992 Proposed OID Regulations would be applied to debt instruments issued prior to that date, it is not clear whether those principles would apply to the SB and SF Classes. Fannie Mae, therefore, intends to treat the SB and SF Classes as variable rate debt instruments and not as contingent debt instruments. Investors are urged to consult with their own tax advisors regarding the possible treatment of the SB and SF Classes as variable rate or contingent debt instruments and the consequences of either such treatment.

Taxation of Beneficial Owners of Residual Certificates

     Under the Regulations, neither the R nor the RL Certificate will have significant value. As a result, an organization to which section 593 of the Code applies and which is the beneficial owner of the R or RL Certificate may not use its allowable deductions to offset any "excess inclusions" with respect to such Certificate. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" in the REMIC Prospectus.

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about June 20, 1993. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus. The federal income tax consequences of any consideration paid to a transferee on the transfer of the R or RL Certificate are unclear; any transferee receiving such consideration should consult its own tax advisors.

     Under the proposed IRS regulations relating to original issue discount, the Lower Tier Regular Interests would be treated as a single debt instrument for original issue discount purposes because they were issued to the Trust in a single transaction. Although there can be no assurance that final regulations will apply this aggregation rule to the Lower Tier Regular Interests, Fannie Mae intends to calculate the taxable income (or net loss) of the Trust and of the Lower Tier REMIC (and to report to the R and RL Certificateholders) by treating the Lower Tier Regular Interests as a single debt instrument. A failure of the Lower Tier Regular Interests to qualify as a single debt instrument for original issue discount purposes could result in material adverse tax consequences to the beneficial owners of the RL Class.

                             PLAN OF DISTRIBUTION

     General. The Dealer will receive the Certificates in exchange for the SMBS pursuant to a Fannie Mae commitment. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect such transactions to or through dealers.

     Increase in Certificates. Fannie Mae and the Dealer may agree to offer hereby Certificates in addition to those contemplated as of the date hereof. In such event, the SMBS will be increased in principal balance, but it is expected that all additional MBS will have the same characteristics as described herein under "Description of the Certificates--The SMBS." The proportion that the original principal balance of each Class bears to the aggregate original principal balance of all the Certificates will remain the same. The dollar amounts reflected in the Principal Balance Schedules, together with the Initial Cash Deposit, will be increased in pro rata amounts that correspond to the increase of the principal balance of the Certificates.

                                LEGAL MATTERS

     Certain legal matters will be passed upon for the Dealer by Cleary, Gottlieb, Steen & Hamilton.

======================================================

No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement, the REMIC Prospectus, the SMBS Prospectus, the Mega Prospectus, the MBS Prospectus and the Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus Supplement and the aforementioned documents do not constitute an offer to sell or a solicitation of an offer to buy any of the Certificates offered hereby in any state to any person to whom it is unlawful to make such offer or solicitation in such state. The delivery of this Prospectus Supplement and the aforementioned documents at any time does not imply that the information contained herein or therein is correct as of any time subsequent to the date hereof or thereof.

                           ------------------------

                              TABLE OF CONTENTS

                                        Page
                                        -----
            Prospectus Supplement
Table of Contents.....................   S- 3
Description of the Certificates.......   S- 4
Certain Additional Federal Income Tax
  Consequences........................   S-33
Plan of Distribution..................   S-34
Legal Matters.........................   S-34

REMIC Prospectus
Prospectus Supplement.................      2
Summary of Prospectus.................      3
Description of the Certificates.......      7
The Trust Agreement...................     20
Certain Federal Income Tax
  Consequences........................     22
Legal Investment Considerations.......     32
Legal Opinion.........................     33
ERISA Considerations..................     33
Glossary..............................     34


======================================================

                                 $370,500,000

                               Federal National
                             Mortgage Association

                               (FANNIE MAE LOGO)

                               Guaranteed REMIC
                          Pass-Through Certificates

                       Fannie Mae REMIC Trust 1993-113

                              ------------------
                            PROSPECTUS SUPPLEMENT
                              ------------------

                         Donaldson, Lufkin & Jenrette
                            Securities Corporation

                                 June 3, 1993

======================================================

                                                                Annex 2(e)

                             Prospectus Supplement
                              dated June 10, 1993
                                       to
                       Prospectus dated December 29, 1992
                                  relating to

                     Federal National Mortgage Association
                   Guaranteed Remic Pass-Through Certificates
                        Fannie Mae REMIC Trust 1993-120

Prospectus Supplement
(To Prospectus dated December 29, 1992)

                                 $750,000,000
                    Federal National Mortgage Association

                               [FANNIE MAE LOGO]

                  Guaranteed REMIC Pass-Through Certificates
                       Fannie Mae REMIC Trust 1993-120

The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1993-120 (the "Trust"). The assets of the Trust will consist of the "regular interests" in a separate trust fund (the "Lower Tier REMIC"). The assets of the Lower Tier REMIC will consist of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "MBS"), each of which will represent a beneficial interest in a pool (the "Pool") of first lien, single-family, fixed-rate residential mortgage loans (the "Mortgage Loans") having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae and offered by Fannie Mae pursuant to its Prospectus for Guaranteed Mortgage Pass-Through Certificates (the "MBS Prospectus"), available as described herein, and its Prospectus for Guaranteed REMIC Pass-Through Certificates (the "REMIC Prospectus"), accompanying this Prospectus Supplement.

Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates--Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

                                                (Cover continued on next page)
                           ------------------------

THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE AN OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OTHER THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.

------------------------------------------------------------------------------
                   Original                                           Final
                   Principal    Principal   Interest   Interest   Distribution
     Class          Balance      Type(1)      Rate     Type(1)        Date
----------------  -----------   ----------  --------   --------  ---------------
A ..............  $15,000,000      PAC        4.50%      FIX     January 2004
AB .............   31,200,000      PAC        4.75       FIX     January 2004
B ..............   30,900,000      PAC        4.75       FIX     October 2007
C ..............   47,000,000      PAC        5.25       FIX     September 2011
D ..............   28,400,000      PAC        5.50       FIX     June 2013
E ..............   72,600,000      PAC        6.00       FIX     November 2016
G ..............   49,500,000      PAC        4.50       FIX     April 2019
GA..............   20,600,000      PAC        3.50       FIX     April 2019
H ..............   41,625,424      PAC        6.50       FIX     November 2021
HA .............   35,000,000      PAC        6.50       FIX     January 2021
HB..............   19,907,909      PAC        6.50       FIX     November 2021
K ..............   40,500,000      PAC        7.00       FIX     October 2022
L ..............   40,650,000      PAC        7.00       FIX     July 2023
JA .............      (2)          NTL        7.00      FIX/IO   February 1998
JB .............      (2)          NTL        7.00      FIX/IO   November 2021
JD .............      (2)          NTL        7.00      FIX/IO   April 2019
JE .............      (2)          NTL        7.00      FIX/IO   July 1994
FJ .............   43,416,667      PAC       (3)         FLT     November 2021
SJ .............      (2)          NTL       (3)        INV/IO   November 2021
M ..............   20,000,000      PAC        6.75       FIX     April 2023
MA..............   25,750,000      PAC        6.60       FIX     April 2023
JC .............      (2)          NTL        7.00      FIX/IO   April 2023
N ..............   14,550,000      PAC        7.00       FIX     July 2023
P ..............   13,000,000      SCH        7.00       FIX     November 2022



                   Original                                           Final
                   Principal    Principal   Interest   Interest   Distribution
     Class          Balance      Type(1)      Rate     Type(1)        Date
----------------  -----------   ----------  --------   --------  ---------------
FG .............  $12,460,000      SCH       (3)         FLT     April 2023
SG .............    4,343,200      SCH       (3)         INV     April 2023
SH .............      996,800      SCH       (3)         INV     April 2023
FD .............    7,490,000      SCH       (3)         FLT     July 2023
SD .............    1,172,348      SCH       (3)         INV     July 2023
SE .............    2,037,652      SCH       (3)         INV     July 2023
FK .............   20,755,000      SCH       (3)         FLT     July 2023
SK .............    6,442,136      SCH       (3)         INV     July 2023
SL .............    2,452,864      SCH       (3)         INV     July 2023
F ..............   17,850,000      SUP       (3)         FLT     July 2022
S ..............    2,210,000      SUP       (3)         INV     July 2022
SC .............    5,440,000      SUP       (3)         INV     July 2022
FA .............   34,020,000      SUP       (3)         FLT     July 2023
SA .............    4,252,500      SUP       (3)         INV     July 2023
SB .............   10,327,500      SUP       (3)         INV     July 2023
FO .............    8,575,000      SUP       (3)         FLT     December 2022
SO..............    1,267,609      SUP       (3)         INV     December 2022
SP .............    2,407,391      SUP       (3)         INV     December 2022
FM..............   10,600,000      SUP       (3)         FLT     July 2023
SM..............    2,067,000      SUP       (3)         INV     July 2023
SN .............    3,233,000      SUP       (3)         INV     July 2023
R ..............            0      NPR        0          NPR     July 2023
RL .............            0      NPR        0          NPR     July 2023

------------------------------------------------------------------------------

(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.
(2) The JA, JB, JC, JD, JE and SJ Classes will be Notional Classes, will have no principal balances and will bear interest on their notional principal balances (initially, $4,000,000, $45,921,429, $2,185,714, $22,971,429,
    $1,550,595 and $43,416,667, respectively). The notional principal balances of the JA, JB, JC, JD, JE and SJ Classes will be calculated based on the principal balances of certain PAC Classes. See "Description of the Certificates--General--Notional Classes" herein.
(3) The FJ, SJ, FG, SG, SH, FD, SD, SE, FK, SK, SL, F, S, SC, FO, SO and SP Classes will bear interest based on "LIBOR" and the FA, SA, SB, FM, SM and SN Classes will bear interest based on "COFI", as described under "Description of the Certificates--Distributions of Interest" herein and "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes" in the REMIC Prospectus.

The Certificates will be offered by Salomon Brothers Inc (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

The Certificates will be offered by the Dealer, subject to issuance by Fannie Mae and to prior sale or to withdrawal or modification of the offer without notice, when, as and if delivered to and accepted by the Dealer, subject to the right by the Dealer to reject any order in whole or in part and subject to approval of certain legal matters by counsel. It is expected that the Certificates, except for the R and RL Classes, will be available through the book-entry system of the Federal Reserve Banks on or about July 30, 1993 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, Seven World Trade Center, New York, New York 10048, on or about the Settlement Date.

----------------------------------------------------

Salomon Brothers Inc

   ---------------------------------------------------------------------------

The date of this Prospectus Supplement is June 10, 1993.

(Cover continued from previous page)

     THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS ASSOCIATED WITH SUCH CERTIFICATES.

     The yield to investors in each Class will be sensitive in varying degrees to the rate of principal payments of the Mortgage Loans, the characteristics of the Mortgage Loans actually included in the Pool, the purchase price paid for the related Class and, in the case of any Floating Rate and Inverse Floating Rate Classes, the level of the applicable Index (as defined herein). Accordingly, investors should consider the following risks:

        - The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

        - Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

        - In the case of any Certificates purchased at a discount to their principal amounts, a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

        - The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the applicable Index, particularly if the interest rate thereon fluctuates as a multiple of such Index.

See "Description of the Certificates--Yield Considerations" herein.

     In addition, investors should purchase Certificates only after considering the following:

        - The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

        - The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Description of the Certificates--Reinvestment Risk" in the REMIC Prospectus.

        - Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

     The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

     These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus or the MBS Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus Supplement does not contain complete information about the Certificates. Investors should purchase Certificates only after reading this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus dated May 1, 1993 and the Fannie Mae Information Statement dated February 16, 1993 and any supplements thereto (the "Information Statement"). The MBS Prospectus and the Information Statement are incorporated herein by reference and may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-2N, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents may also be obtained from Salomon Brothers Inc by writing or calling its Prospectus Department at Brooklyn Army Terminal, 140 58th Street, Brooklyn, New York 11220 (telephone 212-783-1400).

                              TABLE OF CONTENTS

                                        Page
                                        ----
Description of the Certificates.......  S- 4
  General.............................  S- 4
     Structure........................  S- 4
     MBS Distributions................  S- 4
     Fannie Mae Guaranty..............  S- 4
     Characteristics of
       Certificates...................  S- 4
     Notional Classes.................  S- 5
     Authorized Denominations.........  S- 6
     Distribution Dates...............  S- 6
     Calculation of Distributions.....  S- 6
     Record Date......................  S- 6
     REMIC Trust Factors..............  S- 6
     Optional Termination.............  S- 6
  The MBS.............................  S- 6
  Distributions of Interest...........  S- 7
     Categories of Classes............  S- 7
     General..........................  S- 7
     Interest Accrual Periods.........  S- 7
     Floating Rate and Inverse
       Floating Rate Classes..........  S- 7
  Calculation of LIBOR................  S- 8
  COFI................................  S- 9
  Distributions of Principal..........  S- 9
     Categories of Classes............  S- 9
     Principal Distribution Amount....  S- 9

                                        Page
                                        ----
  Structuring Assumptions.............  S-11
     Pricing Assumptions..............  S-11
     PSA Assumptions..................  S-12
  Principal Balance Schedules.........  S-13
  Characteristics of the R and
     RL Classes.......................  S-27
  Yield Considerations................  S-27
     General..........................  S-27
     The Interest Only Classes........  S-28
     The Inverse Floating Rate
       Classes........................  S-29
  Weighted Average Lives of the
     Certificates.....................  S-33
  Decrement Tables....................  S-33
Certain Additional Federal Income Tax
  Consequences........................  S-38
  REMIC Elections and Special Tax
     Attributes.......................  S-38
  Taxation of Beneficial Owners of
     Regular Certificates.............  S-38
  Taxation of Beneficial Owners of
     Residual Certificates............  S-39
Plan of Distribution..................  S-39
     General..........................  S-39
     Increase in Certificates.........  S-40
Legal Matters.........................  S-40

                       DESCRIPTION OF THE CERTIFICATES

     The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the REMIC Prospectus, the MBS Prospectus and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the respective meanings assigned to such terms in the REMIC Prospectus (including the Glossary contained therein), the MBS Prospectus or the Trust Agreement (as the context may require).

General

     Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of July 1, 1993 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as Trustee, and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

     The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     The assets of the Trust will consist of the Lower Tier Regular Interests, and the Certificates, other than the RL Class, will evidence the entire beneficial ownership interest in the distributions of principal and interest on the Lower Tier Regular Interests.

     The assets of the Lower Tier REMIC will consist of the MBS, and the Lower Tier Regular Interests and the RL Class (collectively, the "Lower Tier Interests") will in the aggregate evidence the entire beneficial ownership interest in the distributions of principal and interest on the MBS.

     MBS Distributions. The MBS will provide that principal and interest on the underlying Mortgage Loans will be passed through monthly, commencing on the 25th day of the month following the month of the initial issuance of the MBS (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day).

     Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the MBS Account. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates--Fannie Mae's Guaranty" in the REMIC Prospectus and "Description of Certificates-- The Corporation's Guaranty" in the MBS Prospectus.

     Characteristics of Certificates. The Certificates, other than the R and RL Certificates, will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. Such entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts such Certificates have been deposited are herein referred to as "Holders" or "Certificateholders." A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates--Denominations, Book-Entry Form" in the REMIC Prospectus.

     The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to the R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R and RL Certificates will be transferable at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any registration of transfer of the R or RL Certificate and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

     The distribution to the Holder of the R or RL Certificate of the proceeds of any remaining assets of the Trust or the Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of the related Certificate at the office of the Paying Agent. The Paying Agent initially will be State Street.

     Notional Classes. The JA, JB, JC, JD, JE and SJ Classes will be Notional Classes. A Notional Class will have no principal balance and will bear interest at the per annum interest rate set forth on the cover or described herein during each Interest Accrual Period on the related notional principal balance. The notional principal balance of each Notional Class will be equal to the indicated percentages of the outstanding principal balances of the following Classes immediately prior to the related Distribution Date:

                                                                    Percentage of
                                                                  Principal Balance
                            Class                                of Specified Class
                           --------                          ---------------------------
    Aggregate of JA and JB*...............................   35.7142857143% of A Class
                                                             22.2527472528% of AB Class
                                                             25.4854368932% of B Class
                                                             19.3085106383% of C Class
                                                             16.2977867204% of D Class
                                                             10.5273514364% of E Class
                                                             7.1428571429% of G Class
                                                             5.0389700253% of H Class
                                                             5.0389700253% of HA Class
                                                             5.0389700253% of HB Class

    JC....................................................   3.5714285714% of M Class
                                                             5.7142857143% of MA Class

    JD....................................................   28.5714285714% of G Class
                                                             42.8571428571% of GA Class

    SJ ...................................................   100% of FJ Class

     --------------------------
     * Reductions of the aggregate principal balance of the A, AB, B, C, D, E, G, H, HA and HB Classes will be applied sequentially to the notional principal balance of the JA Class, until the notional principal balance thereof is reduced to zero, and then to the notional principal balance of the JB Class.

     Through June 1994, the JE Class will have a notional principal balance equal to 3.5714285714% of the outstanding principal balance of the FJ Class. Thereafter, the JE Class will have no notional principal balance and will not be entitled to any distributions of interest.

     The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the MBS or the underlying Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to any such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balance of any Notional Class.

     Authorized Denominations. The Certificates, other than the R and RL Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. Each of the R and RL Classes will be issued as a single certificate and will not have a principal balance.

     Distribution Dates. Distributions on the Certificates will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day), commencing in the month following the Settlement Date.

     Calculation of Distributions. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Classes, if any) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one month periods set forth herein under "Distributions of Interest--Interest Accrual Periods." Principal on the Certificates will be distributed on each Distribution Date in an amount equal to the sum of the aggregate distributions of principal concurrently made on the MBS and any interest accrued and added on such Distribution Date to the principal balances of the Accrual Classes, if any. See "Distributions of Principal" herein.

     Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

     REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which, when multiplied by the original principal balance of a Certificate of such Class, will equal the remaining principal balance of such Certificate after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balances of any Accrual Classes on such Distribution Date.

     Optional Termination. Consistent with its policy described under "Description of Certificates-- Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Trust or the Lower Tier REMIC through the exercise of its right to repurchase the Mortgage Loans underlying any MBS unless only one Mortgage Loan remains in the related Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

The MBS

     The MBS underlying the Certificates will have the aggregate unpaid principal balance and Pass-Through Rate set forth below and the general characteristics described in the MBS Prospectus. The Mortgage Loans will be conventional Level Payment Mortgage Loans secured by a first mortgage or deed of trust on a one- to four-family ("single-family") residential property and having an original maturity of up to 30 years, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The characteristics of the MBS and Mortgage Loans as of July 1, 1993 (the "Issue Date") are expected to be as follows:

    Aggregate Unpaid Principal Balance...............        $750,000,000
    MBS Pass-Through Rate............................           7.00%
    Range of WACs (per annum percentages)............       7.25% to 9.50%
    Range of WAMs....................................     180 months to 360
                                                                months
    Approximate Weighted Average WAM.................         358 months
    Approximate Weighted Average CAGE................          2 months

     Following the issuance of the Certificates, Fannie Mae will prepare a Final Data Statement setting forth the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying each MBS, along with the weighted average of all the current or original WACs and the weighted average of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying the MBS as of the Issue Date. The Final Data Statement will not accompany this Prospectus Supplement but will be made available by Fannie Mae. To request the Final Data Statement, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

     Categories of Classes

     For the purpose of payments of interest, the Classes will be categorized as follows:

   Interest Type*                               Classes
--------------------    -------------------------------------------------------
Fixed Rate              All Classes except the Floating Rate, Inverse Floating
                          Rate, R and RL Classes
Floating Rate           F, FA, FD, FG, FJ, FK, FM and FO
Inverse Floating        S, SA, SB, SC, SD, SE, SG, SH, SJ, SK, SL, SM, SN, SO
  Rate                    and SP
Interest Only           JA, JB, JC, JD, JE and SJ
No Payment Residual     R and RL

     --------------------
     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     General. The interest-bearing Certificates will bear interest at the respective per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to any Accrual Classes) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

     Interest Accrual Periods. Interest to be distributed or added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one-month periods set forth below (each, an "Interest Accrual Period").

                     Classes                             Interest Accrual Period
    -----------------------------------------   ---------------------------------
    F,FD, FG, FJ, FK, FO, S, SC, SD, SE, SG,    One month period beginning on the
      25th SH, SJ, SK, SL, SO and SP            day of the month preceding the month of
      (collectively, the "No Delay Classes")    the Distribution Date and ending on
                                                the 24th day of the month of the Distribution
                                                Date

    All other interest-bearing Classes          Calendar month preceding the month in
    (collectively, the "Delay Classes")         which the Distribution Date occurs

See "Yield Considerations" herein.

     Floating Rate and Inverse Floating Rate Classes. Each of the following Classes will bear interest during its initial Interest Accrual Period at the Initial Interest Rate set forth below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable Maximum and Minimum Interest Rates, at the rate determined as described below:

                        Initial      Maximum     Minimum                Formula for
                        Interest    Interest     Interest             Calculation of
        Class             Rate        Rate        Rate                 Interest Rate
---------------------   --------    ---------    -------    -----------------------------------
FJ* .................    4.2500%     9.50000%     0.45%           LIBOR + 45 basis points
SJ* .................    5.0000%     9.05000%     0.00%                9.05% - LIBOR
FG ..................    3.9500%    10.00000%     0.70%           LIBOR + 70 basis points
SG ..................   15.0615%    24.38525%     0.00%      24.38525% - (2.86885246 X LIBOR)
SH ..................   10.0000%    10.00000%     0.00%          116.25% - (12.5 X LIBOR)
FD ..................    4.4500%    10.00000%     1.20%          LIBOR + 120 basis points
SD ..................   11.5000%    11.50000%     0.00%      56.22222% - (6.38888888 X LIBOR)
SE ..................   13.7843%    25.73059%     0.00%      25.73059% - (3.67579909 X LIBOR)
FK ..................    3.8875%    10.00000%     0.70%           LIBOR + 70 basis points
SK ..................   15.5047%    25.77406%     0.00%      25.77406% - (3.22175732 X LIBOR)
SL ..................   11.0000%    11.00000%     0.00%       78.6923% - (8.46153846 X LIBOR)
F   .................    3.9500%    10.00000%     0.70%           LIBOR + 70 basis points
S   .................   10.5000%    10.50000%     0.00%      75.11538% - (8.07692308 X LIBOR)
SC ..................   15.5859%    26.25000%     0.00%         26.25% - (3.28125 X LIBOR)
FA ..................    5.4200%    10.00000%     1.25%           COFI + 125 basis points
SA ..................   10.0000%    10.00000%     0.00%            70.0% - (8.0 X COFI)
SB ..................   10.9694%    24.70588%     0.00%       24.70588% - (3.29411765 X COFI)
FO ..................    3.9875%    10.00000%     0.80%           LIBOR + 80 basis points
SO ..................   11.5000%    11.50000%     0.00%      62.23529% - (6.76470588 X LIBOR)
SP ..................   15.3609%    26.71460%     0.00%       26.7146% - (3.56194690 X LIBOR)
FM ..................    5.2200%    10.50000%     1.05%           COFI + 105 basis points
SM ..................   10.0000%    10.00000%     0.00%       48.46158% - (5.12820513 X COFI)
SN ..................   10.9180%    24.59016%     0.00%       24.59016% - (3.27868852 X COFI)

---------------
* The FJ and SJ Classes will each bear interest during their initial twelve Interest Accrual Periods ending July 24, 1994 at the Initial Interest Rates set forth in the table.

     The yields with respect to such Classes will be affected by changes in the applicable index as set forth in the table above (each, an "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of an Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of an Index.

     Each Index value (except COFI) will be established as described herein by Fannie Mae two business days prior to the commencement of the related Interest Accrual Period. See "--COFI" below for a description of how COFI is established. The establishment of each Index value by Fannie Mae and Fannie Mae's determination of the rate of interest for the applicable Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

     On each LIBOR Determination Date, until the principal balances of the FJ, SJ, FG, SG, SH, FD, SD, SE, FK, SK, SL, F, S, SC, FO, SO and SP Classes (the "LIBOR Classes") have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR."

     If on the initial LIBOR Determination Date, Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be 3.25%.

COFI

     Except as otherwise specified below, the amount of interest which will accrue in respect of the FA, SA, SB, FM, SM and SN Classes (the "COFI Classes") during each Interest Accrual Period following their Initial Interest Accrual Period will be determined on the basis of the Eleventh District Cost of Funds Index for the second month next preceding the month in which such Interest Accrual Period commences if such Eleventh District Cost of Funds Index for such second preceding month is published on or before the tenth day of the month in which such Interest Accrual Period commences. For example, if the Eleventh District Cost of Funds Index for June is announced on or before August 10, interest accrued on the COFI Classes for the Interest Accrual Period commencing in August and distributable in September will be based on the Eleventh District Cost of Funds Index relating to June. If the Eleventh District Cost of Funds Index for the applicable month is not published on or before the tenth day of the second following month, interest will accrue on the COFI Classes at a rate determined as provided in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI." Under certain circumstances, an alternative index may be applicable to the COFI Classes. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level, and, particularly if LIBOR is the alternative index, could increase its volatility.

     For information regarding historical values of the Eleventh District Cost of Funds Index as reported by the Federal Home Loan Bank of San Francisco ("FHLBSF"), see "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI " in the REMIC Prospectus.

     The values of the Eleventh District Cost of Funds Index as reported by the FHLBSF for the following months were as follows:

                                       Months                       COFI
            -----------------------------------------------------   -----
            December 1992........................................   4.432%
            January 1993.........................................   4.360%
            February 1993........................................   4.333%
            March 1993...........................................   4.245%
            April 1993...........................................   4.171%

Distributions of Principal

     Categories of Classes

     For the purpose of payments of principal, the Classes will be categorized as follows:

  Principal Type*                            Classes
--------------------    -------------------------------------------------
PAC I                   A, AB, B, C, D, E, G, GA, H, HA, HB, K, L and FJ
PAC II                  M, MA and N
Scheduled               FD, FG, FK, P, SD, SE, SG, SH, SK and SL
Notional                JA, JB, JC, JD, JE and SJ
Support                 F, FA, FM, FO, S, SA, SB, SC, SM, SN, SO and SP
No Payment Residual     R and RL

        -----------------------
        * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     Principal Distribution Amount

     Principal will be distributed monthly on the Certificates in an amount (the "Principal Distribution Amount") equal to the aggregate distributions of principal concurrently made on the MBS.

     On each Distribution Date, the Principal Distribution Amount will be distributed as principal of the Classes in the following order of priority:
          (i) to the PAC I Classes, in the order and proportions set forth in the following table, until the principal balances thereof are reduced to their respective Planned Balances for such Distribution Date:

                                                       Allocated to
                  ---------------------------------------------------------------------------------------
                  Class listed in the
                   preceding column        AB Class         FJ Class         GA Class         H Class
                  -------------------   --------------   --------------   --------------   --------------
A ...............  27.3522975930%       56.8927789934%   15.7549234136%         0%               0%
B ...............  84.2880523732%             0%         15.7119476268%         0%               0%
C ...............  86.2543585979%             0%         13.7456414021%         0%               0%
D ...............  87.4384236453%             0%         12.5615763547%         0%               0%              PAC I
E ...............  90.4785643071%             0%         9.5214356929%          0%               0%              Classes
G ...............  66.6936135813%             0%         5.5510644031%    27.7553220156%         0%
HA...............  53.7154265310%             0%         5.5631647427%          0%         40.7214087263%
HB...............  53.7154265310%             0%         5.5631647427%          0%         40.7214087263%
K ...............       100%                  0%               0%               0%               0%
L ...............       100%                  0%               0%               0%               0%

          (ii) to the PAC II Classes in the following order of priority:

             (a) concurrently, to the M and MA Classes in the proportions of 45.8190148912% and 54.1809851088%, respectively, until the principal balance of the M Class is reduced to its Planned Balance for such Distribution Date; and

             (b) sequentially, to the MA and N Classes, until the principal balances thereof are reduced to their respective Planned Balances for such Distribution Date;

          (iii) 66.6666666667% of the excess of the Principal Distribution Amount over the amount applied pursuant to paragraphs (i) and (ii) above, in the following order and priority:

             (a) to the P Class, until the principal balance thereof is reduced to its Scheduled Balance for such Distribution
        Date;

             (b) concurrently, to the FG, SG and SH Classes, in the proportions of 70.0%, 24.4% and 5.6%, respectively, until the principal balances thereof are reduced to their respective Scheduled Balances for such Distribution Date;

             (c) concurrently, to the FD, SD and SE Classes, in the proportions of 70.0%, 10.9565233645% and 19.0434766355%, respectively, until the principal balances thereof are reduced to their respective Scheduled Balances for such Distribution Date;

             (d) concurrently, to the F, S and SC Classes, in the proportions of 70.0%, 8.6666666667% and 21.3333333333%, respectively, until the principal balances thereof are
        reduced to zero;

             (e) concurrently, to the FA, SA and SB Classes, in the proportions of 70.0%, 8.75% and 21.25%, respectively, until the principal balances thereof are reduced to zero;

             (f) to the P Class, without regard to its Scheduled
        Balance and until the principal balance thereof is reduced to zero;

             (g) concurrently, to the FG, SG and SH Classes, in the proportions set forth in paragraph (iii) clause (b) above, without regard to the Scheduled Balances and until the principal balances thereof are reduced to zero; and

             (h) concurrently, to the FD, SD, and SE Classes, in the proportions set forth in paragraph (iii) clause (c) above, without regard to the Scheduled Balances and until the principal balances thereof are reduced to zero;

          (iv) 33.3333333333% of the excess of the Principal Distribution Amount over the amount applied pursuant to paragraphs (i) and (ii) above, in the following order and priority:

             (a) concurrently, to the FK, SK and SL Classes, in the proportions of 70.0%, 21.7272715008% and 8.2727284992%, respectively, until the principal balances thereof are reduced to their respective Scheduled Balances for such Distribution Date;

             (b) concurrently, to the FO, SO and SP Classes, in the proportions of 70.0%, 10.3478285714% and 19.6521714286%, respectively, until the principal balances thereof are
        reduced to zero;

             (c) concurrently, to the FM, SM and SN Classes, in the proportions of 66.6666666667%, 13.0% and 20.3333333333%, respectively, until the principal balances thereof are reduced to zero; and

             (d) concurrently, to the FK, SK and SL Classes, in the proportions set forth in paragraph (iv) clause (a) above, without regard to the Scheduled Balances and until the principal balances thereof are reduced to zero;

          (v) the excess of the Principal Distribution Amount over the amount applied pursuant to paragraphs (i) through (iv) above, to the PAC II Classes in the following order of priority:

             (a) concurrently, to the M and MA Classes, in the proportions set forth in paragraph (ii) clause (a) above, without regard to the Planned Balances and until the principal balance of the M Class is reduced to zero; and

             (b) sequentially, to the MA and N Classes, without regard to the Planned Balances and until the principal balances thereof are reduced to zero;

          (vi) the excess of the Principal Distribution Amount over the amount applied pursuant to paragraphs (i) through (v) above, PAC I to the PAC I Classes, in the order and proportions set forth in Classes paragraph (i) above, without regard to the Planned Balances and until the respective principal balances thereof are reduced to zero.

Structuring Assumptions

     Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumptions (the "Pricing Assumptions"):

        - each Mortgage Loan bears interest at a rate of 7.60% per annum and has an original term to maturity of 360 months, a CAGE of 2 months and a remaining term to maturity of 358 months;

        - the Mortgage Loans prepay at the constant percentages of PSA specified in the related table;

        - the closing date for the sale of the Certificates is the Settlement Date; and

        - the first Distribution Date for the Certificates occurs in the month following the Settlement Date.

     PSA Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Public Securities Association's standard prepayment model ("PSA"). To assume a specified rate of PSA (for example, 200% PSA) is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates--Prepayment Considerations and Risks" in the REMIC Prospectus. There is no assurance that prepayments will occur at any PSA rate or at any other constant rate.

     The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the Mortgage Loans prepay at the approximate constant levels set forth in the following table.

 Principal Balance
Schedule References     Related Classes           PSA Levels
-------------------     ---------------     ----------------------
Planned Balances          PAC I              Between 95% and 250%
Planned Balances          PAC II            Between 120% and 230%
Scheduled Balances        Scheduled         Between 175% and 200%

     There is no assurance that the principal balances of the Classes listed above will conform on any Distribution Date to the applicable balances specified for such Distribution Date in the Principal Balance Schedules below, or that distributions of principal on the related Classes will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal available for distribution on any Distribution Date over the amount necessary to reduce the principal balances of the applicable Classes to their respective scheduled balances will be distributed, the ability to so reduce the principal balances of such Classes will not be enhanced by the averaging of high and low principal payments. In addition, even if prepayments remain within the ranges specified above, the principal available for distribution may be insufficient to reduce the applicable Classes to such respective balances, if prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the Mortgage Loans (which may include recently originated Mortgage Loans), the Classes specified above may not be reduced to their respective scheduled amounts, even if prepayments occur at a constant level within the ranges specified above.



                         Principal Balance Schedules

                        A Class        AB Class         B Class         C Class         D Class         E Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- ---------------
Initial Balance..... $ 15,000,000.00 $ 31,200,000.00 $ 30,900,000.00 $ 47,000,000.00 $ 28,400,000.00 $ 72,600,000.00
August 1993.........   14,751,033.65   30,682,150.00   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
September 1993......   14,468,684.12   30,094,862.98   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
October 1993........   14,153,019.54   29,438,280.65   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
November 1993.......   13,804,124.40   28,712,578.76   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
December 1993.......   13,422,099.56   27,917,967.09   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
January 1994........   13,007,062.21   27,054,689.39   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
February 1994.......   12,559,145.82   26,123,023.30   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
March 1994..........   12,078,500.11   25,123,280.23   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
April 1994..........   11,565,290.99   24,055,805.26   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
May 1994............   11,019,700.45   22,920,976.93   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
June 1994...........   10,441,926.47   21,719,207.07   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
July 1994...........    9,832,182.98   20,450,940.59   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
August 1994.........    9,190,699.64   19,116,655.24   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
September 1994......    8,517,721.78   17,716,861.30   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
October 1994........    7,813,510.25   16,252,101.32   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
November 1994.......    7,078,341.22   14,722,949.74   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
December 1994.......    6,312,506.06   13,130,012.61   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
January 1995........    5,516,311.13   11,473,927.14   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
February 1995.......    4,690,077.56    9,755,361.33   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
March 1995..........    3,834,141.11    7,975,013.52   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
April 1995..........    2,948,851.89    6,133,611.93   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
May 1995............    2,034,574.15    4,231,914.22   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
June 1995...........    1,091,686.02    2,270,706.92   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
July 1995...........      120,579.29      250,804.92   30,900,000.00   47,000,000.00   28,400,000.00   72,600,000.00
August 1995.........            0.00            0.00   28,193,329.98   47,000,000.00   28,400,000.00   72,600,000.00
September 1995......            0.00            0.00   25,030,665.97   47,000,000.00   28,400,000.00   72,600,000.00
October 1995........            0.00            0.00   21,784,909.90   47,000,000.00   28,400,000.00   72,600,000.00
November 1995.......            0.00            0.00   18,457,428.58   47,000,000.00   28,400,000.00   72,600,000.00
December 1995.......            0.00            0.00   15,145,450.70   47,000,000.00   28,400,000.00   72,600,000.00
January 1996........            0.00            0.00   11,848,899.57   47,000,000.00   28,400,000.00   72,600,000.00
February 1996.......            0.00            0.00    8,567,698.89   47,000,000.00   28,400,000.00   72,600,000.00
March 1996..........            0.00            0.00    5,301,772.73   47,000,000.00   28,400,000.00   72,600,000.00
April 1996..........            0.00            0.00    2,051,045.51   47,000,000.00   28,400,000.00   72,600,000.00
May 1996............            0.00            0.00            0.00   45,787,808.17   28,400,000.00   72,600,000.00
June 1996...........            0.00            0.00            0.00   42,492,123.19   28,400,000.00   72,600,000.00
July 1996...........            0.00            0.00            0.00   39,211,761.99   28,400,000.00   72,600,000.00
August 1996.........            0.00            0.00            0.00   35,946,648.71   28,400,000.00   72,600,000.00
September 1996......            0.00            0.00            0.00   32,696,707.91   28,400,000.00   72,600,000.00
October 1996........            0.00            0.00            0.00   29,461,864.47   28,400,000.00   72,600,000.00
November 1996.......            0.00            0.00            0.00   26,242,043.66   28,400,000.00   72,600,000.00
December 1996.......            0.00            0.00            0.00   23,037,171.11   28,400,000.00   72,600,000.00
January 1997........            0.00            0.00            0.00   19,847,172.80   28,400,000.00   72,600,000.00
February 1997.......            0.00            0.00            0.00   16,671,975.08   28,400,000.00   72,600,000.00
March 1997..........            0.00            0.00            0.00   13,511,504.65   28,400,000.00   72,600,000.00
April 1997..........            0.00            0.00            0.00   10,365,688.58   28,400,000.00   72,600,000.00
May 1997............            0.00            0.00            0.00    7,234,454.28   28,400,000.00   72,600,000.00
June 1997...........            0.00            0.00            0.00    4,117,729.52   28,400,000.00   72,600,000.00
July 1997...........            0.00            0.00            0.00    1,015,442.43   28,400,000.00   72,600,000.00
August 1997.........            0.00            0.00            0.00            0.00   26,299,071.31   72,600,000.00





                                  G Class        GA Class         H Class
    Distribution                  Planned         Planned         Planned
        Date                      Balance         Balance         Balance
--------------------   --------------- --------------- ---------------
Initial Balance.....   $ 49,500,000.00 $ 20,600,000.00 $ 41,625,424.00
August 1993.........     49,500,000.00   20,600,000.00   41,625,424.00
September 1993......     49,500,000.00   20,600,000.00   41,625,424.00
October 1993........     49,500,000.00   20,600,000.00   41,625,424.00
November 1993.......     49,500,000.00   20,600,000.00   41,625,424.00
December 1993.......     49,500,000.00   20,600,000.00   41,625,424.00
January 1994........     49,500,000.00   20,600,000.00   41,625,424.00
February 1994.......     49,500,000.00   20,600,000.00   41,625,424.00
March 1994..........     49,500,000.00   20,600,000.00   41,625,424.00
April 1994..........     49,500,000.00   20,600,000.00   41,625,424.00
May 1994............     49,500,000.00   20,600,000.00   41,625,424.00
June 1994...........     49,500,000.00   20,600,000.00   41,625,424.00
July 1994...........     49,500,000.00   20,600,000.00   41,625,424.00
August 1994.........     49,500,000.00   20,600,000.00   41,625,424.00
September 1994......     49,500,000.00   20,600,000.00   41,625,424.00
October 1994........     49,500,000.00   20,600,000.00   41,625,424.00
November 1994.......     49,500,000.00   20,600,000.00   41,625,424.00
December 1994.......     49,500,000.00   20,600,000.00   41,625,424.00
January 1995........     49,500,000.00   20,600,000.00   41,625,424.00
February 1995.......     49,500,000.00   20,600,000.00   41,625,424.00
March 1995..........     49,500,000.00   20,600,000.00   41,625,424.00
April 1995..........     49,500,000.00   20,600,000.00   41,625,424.00
May 1995............     49,500,000.00   20,600,000.00   41,625,424.00
June 1995...........     49,500,000.00   20,600,000.00   41,625,424.00
July 1995...........     49,500,000.00   20,600,000.00   41,625,424.00
August 1995.........     49,500,000.00   20,600,000.00   41,625,424.00
September 1995......     49,500,000.00   20,600,000.00   41,625,424.00
October 1995........     49,500,000.00   20,600,000.00   41,625,424.00
November 1995.......     49,500,000.00   20,600,000.00   41,625,424.00
December 1995.......     49,500,000.00   20,600,000.00   41,625,424.00
January 1996........     49,500,000.00   20,600,000.00   41,625,424.00
February 1996.......     49,500,000.00   20,600,000.00   41,625,424.00
March 1996..........     49,500,000.00   20,600,000.00   41,625,424.00
April 1996..........     49,500,000.00   20,600,000.00   41,625,424.00
May 1996............     49,500,000.00   20,600,000.00   41,625,424.00
June 1996...........     49,500,000.00   20,600,000.00   41,625,424.00
July 1996...........     49,500,000.00   20,600,000.00   41,625,424.00
August 1996.........     49,500,000.00   20,600,000.00   41,625,424.00
September 1996......     49,500,000.00   20,600,000.00   41,625,424.00
October 1996........     49,500,000.00   20,600,000.00   41,625,424.00
November 1996.......     49,500,000.00   20,600,000.00   41,625,424.00
December 1996.......     49,500,000.00   20,600,000.00   41,625,424.00
January 1997........     49,500,000.00   20,600,000.00   41,625,424.00
February 1997.......     49,500,000.00   20,600,000.00   41,625,424.00
March 1997..........     49,500,000.00   20,600,000.00   41,625,424.00
April 1997..........     49,500,000.00   20,600,000.00   41,625,424.00
May 1997............     49,500,000.00   20,600,000.00   41,625,424.00
June 1997...........     49,500,000.00   20,600,000.00   41,625,424.00
July 1997...........     49,500,000.00   20,600,000.00   41,625,424.00
August 1997.........     49,500,000.00   20,600,000.00   41,625,424.00


                                     S-13






                        A Class        AB Class         B Class         C Class         D Class         E Class         G Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
September 1997...... $          0.00 $          0.00 $          0.00 $          0.00 $ 23,183,251.78 $ 72,600,000.00 $ 49,500,000.00
October 1997........            0.00            0.00            0.00            0.00   20,081,851.61   72,600,000.00   49,500,000.00
November 1997.......            0.00            0.00            0.00            0.00   16,994,799.34   72,600,000.00   49,500,000.00
December 1997.......            0.00            0.00            0.00            0.00   13,922,023.85   72,600,000.00   49,500,000.00
January 1998........            0.00            0.00            0.00            0.00   10,863,454.38   72,600,000.00   49,500,000.00
February 1998.......            0.00            0.00            0.00            0.00    7,819,020.50   72,600,000.00   49,500,000.00
March 1998..........            0.00            0.00            0.00            0.00    4,788,652.12   72,600,000.00   49,500,000.00
April 1998..........            0.00            0.00            0.00            0.00    1,772,279.51   72,600,000.00   49,500,000.00
May 1998............            0.00            0.00            0.00            0.00            0.00   71,327,061.66   49,500,000.00
June 1998...........            0.00            0.00            0.00            0.00            0.00   68,234,562.62   49,500,000.00
July 1998...........            0.00            0.00            0.00            0.00            0.00   65,156,331.56   49,500,000.00
August 1998.........            0.00            0.00            0.00            0.00            0.00   62,092,297.68   49,500,000.00
September 1998......            0.00            0.00            0.00            0.00            0.00   59,042,390.57   49,500,000.00
October 1998........            0.00            0.00            0.00            0.00            0.00   56,006,540.10   49,500,000.00
November 1998.......            0.00            0.00            0.00            0.00            0.00   52,984,676.55   49,500,000.00
December 1998.......            0.00            0.00            0.00            0.00            0.00   49,976,730.50   49,500,000.00
January 1999........            0.00            0.00            0.00            0.00            0.00   46,982,632.87   49,500,000.00
February 1999.......            0.00            0.00            0.00            0.00            0.00   44,002,314.91   49,500,000.00
March 1999..........            0.00            0.00            0.00            0.00            0.00   41,035,708.23   49,500,000.00
April 1999..........            0.00            0.00            0.00            0.00            0.00   38,082,744.74   49,500,000.00
May 1999............            0.00            0.00            0.00            0.00            0.00   35,143,356.71   49,500,000.00
June 1999...........            0.00            0.00            0.00            0.00            0.00   32,217,476.72   49,500,000.00
July 1999...........            0.00            0.00            0.00            0.00            0.00   29,305,037.66   49,500,000.00
August 1999.........            0.00            0.00            0.00            0.00            0.00   26,405,972.81   49,500,000.00
September 1999......            0.00            0.00            0.00            0.00            0.00   23,520,215.69   49,500,000.00
October 1999........            0.00            0.00            0.00            0.00            0.00   20,647,700.20   49,500,000.00
November 1999.......            0.00            0.00            0.00            0.00            0.00   17,788,360.55   49,500,000.00
December 1999.......            0.00            0.00            0.00            0.00            0.00   14,942,131.26   49,500,000.00
January 2000........            0.00            0.00            0.00            0.00            0.00   12,108,947.17   49,500,000.00
February 2000.......            0.00            0.00            0.00            0.00            0.00    9,288,743.43   49,500,000.00
March 2000..........            0.00            0.00            0.00            0.00            0.00    6,481,455.52   49,500,000.00
April 2000..........            0.00            0.00            0.00            0.00            0.00    3,687,019.23   49,500,000.00
May 2000............            0.00            0.00            0.00            0.00            0.00      905,370.65   49,500,000.00
June 2000...........            0.00            0.00            0.00            0.00            0.00            0.00   48,126,336.10
July 2000...........            0.00            0.00            0.00            0.00            0.00            0.00   46,094,637.40
August 2000.........            0.00            0.00            0.00            0.00            0.00            0.00   44,072,224.84
September 2000......            0.00            0.00            0.00            0.00            0.00            0.00   42,059,052.23
October 2000........            0.00            0.00            0.00            0.00            0.00            0.00   40,055,073.58
November 2000.......            0.00            0.00            0.00            0.00            0.00            0.00   38,060,243.16
December 2000.......            0.00            0.00            0.00            0.00            0.00            0.00   36,074,515.42
January 2001........            0.00            0.00            0.00            0.00            0.00            0.00   34,097,845.08
February 2001.......            0.00            0.00            0.00            0.00            0.00            0.00   32,130,187.03
March 2001..........            0.00            0.00            0.00            0.00            0.00            0.00   30,171,496.42
April 2001..........            0.00            0.00            0.00            0.00            0.00            0.00   28,221,728.59
May 2001............            0.00            0.00            0.00            0.00            0.00            0.00   26,280,839.10
June 2001...........            0.00            0.00            0.00            0.00            0.00            0.00   24,348,783.75
July 2001...........            0.00            0.00            0.00            0.00            0.00            0.00   22,425,518.51
August 2001.........            0.00            0.00            0.00            0.00            0.00            0.00   20,510,999.61
September 2001......            0.00            0.00            0.00            0.00            0.00            0.00   18,605,183.46
October 2001........            0.00            0.00            0.00            0.00            0.00            0.00   16,708,026.70

                             GA Class         H Class
    Distribution              Planned         Planned
        Date                  Balance         Balance
--------------------      --------------- ---------------
September 1997......       $ 20,600,000.00 $ 41,625,424.00
October 1997........         20,600,000.00   41,625,424.00
November 1997.......         20,600,000.00   41,625,424.00
December 1997.......         20,600,000.00   41,625,424.00
January 1998........         20,600,000.00   41,625,424.00
February 1998.......         20,600,000.00   41,625,424.00
March 1998..........         20,600,000.00   41,625,424.00
April 1998..........         20,600,000.00   41,625,424.00
May 1998............         20,600,000.00   41,625,424.00
June 1998...........         20,600,000.00   41,625,424.00
July 1998...........         20,600,000.00   41,625,424.00
August 1998.........         20,600,000.00   41,625,424.00
September 1998......         20,600,000.00   41,625,424.00
October 1998........         20,600,000.00   41,625,424.00
November 1998.......         20,600,000.00   41,625,424.00
December 1998.......         20,600,000.00   41,625,424.00
January 1999........         20,600,000.00   41,625,424.00
February 1999.......         20,600,000.00   41,625,424.00
March 1999..........         20,600,000.00   41,625,424.00
April 1999..........         20,600,000.00   41,625,424.00
May 1999............         20,600,000.00   41,625,424.00
June 1999...........         20,600,000.00   41,625,424.00
July 1999...........         20,600,000.00   41,625,424.00
August 1999.........         20,600,000.00   41,625,424.00
September 1999......         20,600,000.00   41,625,424.00
October 1999........         20,600,000.00   41,625,424.00
November 1999.......         20,600,000.00   41,625,424.00
December 1999.......         20,600,000.00   41,625,424.00
January 2000........         20,600,000.00   41,625,424.00
February 2000.......         20,600,000.00   41,625,424.00
March 2000..........         20,600,000.00   41,625,424.00
April 2000..........         20,600,000.00   41,625,424.00
May 2000............         20,600,000.00   41,625,424.00
June 2000...........         20,028,333.81   41,625,424.00
July 2000...........         19,182,818.80   41,625,424.00
August 2000.........         18,341,168.32   41,625,424.00
September 2000......         17,503,363.15   41,625,424.00
October 2000........         16,669,384.16   41,625,424.00
November 2000.......         15,839,212.30   41,625,424.00
December 2000.......         15,012,828.64   41,625,424.00
January 2001........         14,190,214.32   41,625,424.00
February 2001.......         13,371,350.56   41,625,424.00
March 2001..........         12,556,218.71   41,625,424.00
April 2001..........         11,744,800.18   41,625,424.00
May 2001............         10,937,076.47   41,625,424.00
June 2001...........         10,133,029.20   41,625,424.00
July 2001...........          9,332,640.03   41,625,424.00
August 2001.........          8,535,890.75   41,625,424.00
September 2001......          7,742,763.22   41,625,424.00
October 2001........          6,953,239.39   41,625,424.00


                                     S-14






                        A Class        AB Class         B Class         C Class         D Class         E Class         G Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
November 2001....... $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $ 14,819,486.17
December 2001.......            0.00            0.00            0.00            0.00            0.00            0.00   12,939,518.93
January 2002........            0.00            0.00            0.00            0.00            0.00            0.00   11,068,082.23
February 2002.......            0.00            0.00            0.00            0.00            0.00            0.00    9,205,133.55
March 2002..........            0.00            0.00            0.00            0.00            0.00            0.00    7,350,630.55
April 2002..........            0.00            0.00            0.00            0.00            0.00            0.00    5,504,531.11
May 2002............            0.00            0.00            0.00            0.00            0.00            0.00    3,666,793.31
June 2002...........            0.00            0.00            0.00            0.00            0.00            0.00    1,837,375.47
July 2002...........            0.00            0.00            0.00            0.00            0.00            0.00       16,236.04
August 2002.........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
September 2002......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
October 2002........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
November 2002.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
December 2002.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
January 2003........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
February 2003.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
March 2003..........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
April 2003..........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
May 2003............            0.00            0.00            0.00            0.00            0.00            0.00            0.00
June 2003...........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
July 2003...........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
August 2003.........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
September 2003......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
October 2003........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
November 2003.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
December 2003.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
January 2004........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
February 2004.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
March 2004..........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
April 2004..........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
May 2004............            0.00            0.00            0.00            0.00            0.00            0.00            0.00
June 2004...........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
July 2004...........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
August 2004.........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
September 2004......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
October 2004........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
November 2004.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
December 2004.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
January 2005........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
February 2005.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
March 2005..........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
April 2005..........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
May 2005............            0.00            0.00            0.00            0.00            0.00            0.00            0.00
June 2005...........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
July 2005...........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
August 2005.........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
September 2005......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
October 2005........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
November 2005.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
December 2005.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00



                             GA Class         H Class
    Distribution              Planned         Planned
        Date                  Balance         Balance
--------------------      --------------- ---------------
November 2001.......       $  6,167,301.32 $ 41,625,424.00
December 2001.......          5,384,931.11   41,625,424.00
January 2002........          4,606,110.99   41,625,424.00
February 2002.......          3,830,823.25   41,625,424.00
March 2002..........          3,059,050.29   41,625,424.00
April 2002..........          2,290,774.56   41,625,424.00
May 2002............          1,525,978.63   41,625,424.00
June 2002...........            764,645.14   41,625,424.00
July 2002...........              6,756.82   41,625,424.00
August 2002.........                  0.00   40,528,425.69
September 2002......                  0.00   39,426,518.33
October 2002........                  0.00   38,331,433.15
November 2002.......                  0.00   37,251,941.04
December 2002.......                  0.00   36,187,826.03
January 2003........                  0.00   35,138,875.10
February 2003.......                  0.00   34,104,878.16
March 2003..........                  0.00   33,085,627.95
April 2003..........                  0.00   32,080,920.09
May 2003............                  0.00   31,090,552.94
June 2003...........                  0.00   30,114,327.67
July 2003...........                  0.00   29,152,048.12
August 2003.........                  0.00   28,203,520.84
September 2003......                  0.00   27,268,555.01
October 2003........                  0.00   26,346,962.44
November 2003.......                  0.00   25,438,557.49
December 2003.......                  0.00   24,543,157.06
January 2004........                  0.00   23,660,580.57
February 2004.......                  0.00   22,790,649.91
March 2004..........                  0.00   21,933,189.37
April 2004..........                  0.00   21,088,025.69
May 2004............                  0.00   20,254,987.97
June 2004...........                  0.00   19,433,907.62
July 2004...........                  0.00   18,624,618.38
August 2004.........                  0.00   17,826,956.27
September 2004......                  0.00   17,040,759.55
October 2004........                  0.00   16,265,868.68
November 2004.......                  0.00   15,502,126.33
December 2004.......                  0.00   14,749,377.30
January 2005........                  0.00   14,007,468.53
February 2005.......                  0.00   13,276,249.04
March 2005..........                  0.00   12,555,569.95
April 2005..........                  0.00   11,845,284.38
May 2005............                  0.00   11,145,247.48
June 2005...........                  0.00   10,455,316.41
July 2005...........                  0.00    9,775,350.25
August 2005.........                  0.00    9,105,210.02
September 2005......                  0.00    8,444,758.66
October 2005........                  0.00    7,793,860.96
November 2005.......                  0.00    7,152,383.61
December 2005.......                  0.00    6,520,195.09


                                    S-15







                        A Class        AB Class         B Class         C Class         D Class         E Class         G Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
January 2006........ $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $          0.00
February 2006.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
March 2006..........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
April 2006..........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
May 2006............            0.00            0.00            0.00            0.00            0.00            0.00            0.00
June 2006...........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
July 2006...........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
August 2006.........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
September 2006......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
October 2006........            0.00            0.00            0.00            0.00            0.00            0.00            0.00
November 2006.......            0.00            0.00            0.00            0.00            0.00            0.00            0.00
December 2006 and
 thereafter.........            0.00            0.00            0.00            0.00            0.00            0.00            0.00





                            GA Class         H Class
    Distribution             Planned         Planned
        Date                 Balance         Balance
--------------------     --------------- ---------------
January 2006........      $          0.00 $  5,897,165.69
February 2006.......                 0.00    5,283,167.48
March 2006..........                 0.00    4,678,074.30
April 2006..........                 0.00    4,081,761.70
May 2006............                 0.00    3,494,106.96
June 2006...........                 0.00    2,914,989.02
July 2006...........                 0.00    2,344,288.50
August 2006.........                 0.00    1,781,887.64
September 2006......                 0.00    1,227,670.32
October 2006........                 0.00      681,522.00
November 2006.......                 0.00      143,329.72
December 2006 and
 thereafter.........                 0.00            0.00


                                     S-16







                       HA Class        HB Class         K Class          L Class        FJ Class         M Class        MA Class
    Distribution        Planned         Planned         Planned          Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance          Balance         Balance         Balance         Balance
----------------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
Initial Balance..... $ 35,000,000.00 $ 19,907,909.00 $  40,500,000.00 $ 40,650,000.00 $ 43,416,667.00 $ 20,000,000.00 $25,750,000.00
August 1993.........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   43,273,262.38   19,956,820.99  25,698,940.82
September 1993......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   43,110,629.06   19,899,271.59  25,630,888.66
October 1993........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   42,928,806.26   19,827,384.33  25,545,881.97
November 1993.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   42,727,842.66   19,741,207.63  25,443,978.02
December 1993.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   42,507,796.35   19,640,805.83  25,325,252.90
January 1994........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   42,268,734.83   19,526,259.21  25,189,801.51
February 1994.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   42,010,734.99   19,397,663.88  25,037,737.53
March 1994..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   41,733,883.06   19,255,131.77  24,869,193.32
April 1994..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   41,438,274.61   19,098,790.58  24,684,319.86
May 1994............   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   41,124,014.46   18,928,783.60  24,483,286.61
June 1994...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   40,791,216.65   18,745,269.67  24,266,281.38
July 1994...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   40,440,004.39   18,548,422.98  24,033,510.17
August 1994.........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   40,070,509.99   18,338,432.91  23,785,196.91
September 1994......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   39,682,874.75   18,115,503.86  23,521,583.32
October 1994........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   39,277,248.90   17,879,855.04  23,242,928.58
November 1994.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   38,853,791.54   17,631,720.21  22,949,509.14
December 1994.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   38,412,670.49   17,371,347.44  22,641,618.35
January 1995........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   37,954,062.21   17,098,998.87  22,319,566.17
February 1995.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   37,478,151.68   16,814,950.36  21,983,678.81
March 1995..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   36,985,132.28   16,519,491.21  21,634,298.35
April 1995..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   36,475,205.69   16,212,923.81  21,271,782.40
May 1995............   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   35,948,581.71   15,895,563.28  20,896,503.58
June 1995...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   35,405,478.15   15,567,737.14  20,508,849.16
July 1995...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   34,846,120.67   15,229,784.85  20,109,220.59
August 1995.........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   34,272,122.68   14,882,057.48  19,698,032.98
September 1995......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   33,682,577.55   14,524,917.21  19,275,714.60
October 1995........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   33,077,543.41   14,158,736.93  18,842,706.43
November 1995.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   32,457,275.05   13,783,899.79  18,399,461.50
December 1995.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   31,839,896.64   13,414,166.65  17,962,252.06
January 1996........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   31,225,393.91   13,049,495.18  17,531,028.06
February 1996.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   30,613,752.62   12,689,843.40  17,105,739.83
March 1996..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   30,004,958.61   12,335,169.63  16,686,338.09
April 1996..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   29,398,997.81   11,985,432.49  16,272,773.92
May 1996............   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   28,823,490.05   11,640,590.92  15,864,998.77
June 1996...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   28,298,284.08   11,300,604.19  15,462,964.45
July 1996...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   27,775,520.13   10,965,431.84  15,066,623.16
August 1996.........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   27,255,186.13   10,635,033.75  14,675,927.42
September 1996......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   26,737,270.03   10,309,370.09  14,290,830.13
October 1996........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   26,221,759.87    9,988,401.33  13,911,284.57
November 1996.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   25,708,643.75    9,672,088.23  13,537,244.33
December 1996.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   25,197,909.80    9,360,391.87  13,168,663.39
January 1997........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   24,689,546.24    9,053,273.61  12,805,496.04
February 1997.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   24,183,541.33    8,750,695.10  12,447,696.96
March 1997..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   23,679,883.38    8,452,618.30  12,095,221.13
April 1997..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   23,178,560.78    8,159,005.42  11,748,023.92
May 1997............   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   22,679,561.95    7,869,819.01  11,406,060.98
June 1997...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   22,182,875.39    7,585,021.86  11,069,288.36
July 1997...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   21,688,489.63    7,304,577.07  10,737,662.38
August 1997.........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   21,224,843.44    7,028,448.00  10,411,139.75




                            N Class         P Class
    Distribution            Planned        Scheduled
        Date                Balance         Balance
--------------------    --------------- ---------------
Initial Balance.....    $ 14,550,000.00 $ 13,000,000.00
August 1993.........      14,550,000.00   12,861,477.15
September 1993......      14,550,000.00   12,676,789.00
October 1993........      14,550,000.00   12,446,038.58
November 1993.......      14,550,000.00   12,169,398.57
December 1993.......      14,550,000.00   11,847,111.42
January 1994........      14,550,000.00   11,479,489.34
February 1994.......      14,550,000.00   11,066,914.24
March 1994..........      14,550,000.00   10,609,837.45
April 1994..........      14,550,000.00   10,108,779.32
May 1994............      14,550,000.00    9,564,328.73
June 1994...........      14,550,000.00    8,977,142.44
July 1994...........      14,550,000.00    8,347,944.27
August 1994.........      14,550,000.00    7,677,524.21
September 1994......      14,550,000.00    6,966,737.38
October 1994........      14,550,000.00    6,216,502.83
November 1994.......      14,550,000.00    5,427,802.21
December 1994.......      14,550,000.00    4,601,678.40
January 1995........      14,550,000.00    3,739,233.88
February 1995.......      14,550,000.00    2,841,629.08
March 1995..........      14,550,000.00    1,910,080.57
April 1995..........      14,550,000.00      945,859.13
May 1995............      14,550,000.00            0.00
June 1995...........      14,550,000.00            0.00
July 1995...........      14,550,000.00            0.00
August 1995.........      14,550,000.00            0.00
September 1995......      14,550,000.00            0.00
October 1995........      14,550,000.00            0.00
November 1995.......      14,550,000.00            0.00
December 1995.......      14,550,000.00            0.00
January 1996........      14,550,000.00            0.00
February 1996.......      14,550,000.00            0.00
March 1996..........      14,550,000.00            0.00
April 1996..........      14,550,000.00            0.00
May 1996............      14,550,000.00            0.00
June 1996...........      14,550,000.00            0.00
July 1996...........      14,550,000.00            0.00
August 1996.........      14,550,000.00            0.00
September 1996......      14,550,000.00            0.00
October 1996........      14,550,000.00            0.00
November 1996.......      14,550,000.00            0.00
December 1996.......      14,550,000.00            0.00
January 1997........      14,550,000.00            0.00
February 1997.......      14,550,000.00            0.00
March 1997..........      14,550,000.00            0.00
April 1997..........      14,550,000.00            0.00
May 1997............      14,550,000.00            0.00
June 1997...........      14,550,000.00            0.00
July 1997...........      14,550,000.00            0.00
August 1997.........      14,550,000.00            0.00

                                     S-17







                       HA Class        HB Class         K Class          L Class        FJ Class         M Class        MA Class
    Distribution        Planned         Planned         Planned          Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance          Balance         Balance         Balance         Balance
----------------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
September 1997...... $ 35,000,000.00 $ 19,907,909.00 $  40,500,000.00 $ 40,650,000.00 $ 20,777,218.66 $  6,756,598.30 $10,089,677.48
October 1997........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   20,331,665.40    6,488,991.90   9,773,232.92
November 1997.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   19,888,173.38    6,225,593.00   9,461,763.72
December 1997.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   19,446,732.40    5,966,366.07   9,155,227.88
January 1998........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   19,007,332.28    5,711,275.86   8,853,583.71
February 1998.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   18,569,962.90    5,460,287.38   8,556,789.83
March 1998..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   18,134,614.21    5,213,365.91   8,264,805.19
April 1998..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   17,701,276.17    4,970,476.99   7,977,589.04
May 1998............   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   17,312,710.40    4,731,586.43   7,695,100.96
June 1998...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   16,987,273.87    4,496,660.31   7,417,300.82
July 1998...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   16,663,338.81    4,265,664.95   7,144,148.80
August 1998.........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   16,340,897.78    4,038,566.94   6,875,605.40
September 1998......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   16,019,943.36    3,815,333.11   6,611,631.40
October 1998........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   15,700,468.19    3,595,930.58   6,352,187.91
November 1998.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   15,382,464.92    3,380,326.68   6,097,236.30
December 1998.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   15,065,926.24    3,168,489.02   5,846,738.26
January 1999........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   14,750,844.89    2,960,385.44   5,600,655.79
February 1999.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   14,437,213.64    2,755,984.05   5,358,951.15
March 1999..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   14,125,025.28    2,555,253.18   5,121,586.89
April 1999..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   13,814,272.65    2,358,161.42   4,888,525.89
May 1999............   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   13,504,948.62    2,164,677.59   4,659,731.26
June 1999...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   13,197,046.09    1,974,770.76   4,435,166.43
July 1999...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   12,890,558.02    1,788,410.24   4,214,795.10
August 1999.........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   12,585,477.36    1,605,565.55   3,998,581.26
September 1999......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   12,281,797.14    1,426,206.47   3,786,489.16
October 1999........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   11,979,510.38    1,250,303.03   3,578,483.34
November 1999.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   11,678,610.18    1,077,825.45   3,374,528.60
December 1999.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   11,379,089.63      908,744.21   3,174,590.02
January 2000........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   11,080,941.88      743,029.99   2,978,632.97
February 2000.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   10,784,160.11      580,653.74   2,786,623.05
March 2000..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   10,488,737.53      421,586.59   2,598,526.15
April 2000..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00   10,194,667.37      265,799.93   2,414,308.41
May 2000............   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    9,901,942.92      113,265.33   2,233,936.26
June 2000...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    9,692,333.76            0.00   2,021,330.99
July 2000...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    9,523,230.76            0.00   1,702,435.49
August 2000.........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    9,354,900.66            0.00   1,390,454.54
September 2000......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    9,187,339.63            0.00   1,085,328.03
October 2000........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    9,020,543.83            0.00     786,996.36
November 2000.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    8,854,509.46            0.00     495,400.34
December 2000.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    8,689,232.73            0.00     210,481.29
January 2001........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    8,524,709.86            0.00           0.00
February 2001.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    8,360,937.11            0.00           0.00
March 2001..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    8,197,910.74            0.00           0.00
April 2001..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    8,035,627.04            0.00           0.00
May 2001............   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    7,874,082.29            0.00           0.00
June 2001...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    7,713,272.84            0.00           0.00
July 2001...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    7,553,195.01            0.00           0.00
August 2001.........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    7,393,845.15            0.00           0.00
September 2001......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    7,235,219.64            0.00           0.00
October 2001........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    7,077,314.88            0.00           0.00




                            N Class         P Class
    Distribution            Planned        Scheduled
        Date                Balance         Balance
--------------------    --------------- ---------------
September 1997......    $ 14,550,000.00 $          0.00
October 1997........      14,550,000.00            0.00
November 1997.......      14,550,000.00            0.00
December 1997.......      14,550,000.00            0.00
January 1998........      14,550,000.00            0.00
February 1998.......      14,550,000.00            0.00
March 1998..........      14,550,000.00            0.00
April 1998..........      14,550,000.00            0.00
May 1998............      14,550,000.00            0.00
June 1998...........      14,550,000.00            0.00
July 1998...........      14,550,000.00            0.00
August 1998.........      14,550,000.00            0.00
September 1998......      14,550,000.00            0.00
October 1998........      14,550,000.00            0.00
November 1998.......      14,550,000.00            0.00
December 1998.......      14,550,000.00            0.00
January 1999........      14,550,000.00            0.00
February 1999.......      14,550,000.00            0.00
March 1999..........      14,550,000.00            0.00
April 1999..........      14,550,000.00            0.00
May 1999............      14,550,000.00            0.00
June 1999...........      14,550,000.00            0.00
July 1999...........      14,550,000.00            0.00
August 1999.........      14,550,000.00            0.00
September 1999......      14,550,000.00            0.00
October 1999........      14,550,000.00            0.00
November 1999.......      14,550,000.00            0.00
December 1999.......      14,550,000.00            0.00
January 2000........      14,550,000.00            0.00
February 2000.......      14,550,000.00            0.00
March 2000..........      14,550,000.00            0.00
April 2000..........      14,550,000.00            0.00
May 2000............      14,550,000.00            0.00
June 2000...........      14,550,000.00            0.00
July 2000...........      14,550,000.00            0.00
August 2000.........      14,550,000.00            0.00
September 2000......      14,550,000.00            0.00
October 2000........      14,550,000.00            0.00
November 2000.......      14,550,000.00            0.00
December 2000.......      14,550,000.00            0.00
January 2001........      14,482,180.95            0.00
February 2001.......      14,210,441.54            0.00
March 2001..........      13,945,205.70            0.00
April 2001..........      13,686,416.57            0.00
May 2001............      13,434,017.67            0.00
June 2001...........      13,187,953.02            0.00
July 2001...........      12,948,167.03            0.00
August 2001.........      12,714,604.56            0.00
September 2001......      12,487,210.92            0.00
October 2001........      12,265,931.82            0.00


                                    S-18






                       HA Class        HB Class         K Class          L Class        FJ Class         M Class        MA Class
    Distribution        Planned         Planned         Planned          Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance          Balance         Balance         Balance         Balance
----------------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
November 2001....... $ 35,000,000.00 $ 19,907,909.00 $  40,500,000.00 $ 40,650,000.00 $  6,920,127.26 $          0.00 $         0.00
December 2001.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    6,763,653.22            0.00           0.00
January 2002........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    6,607,889.20            0.00           0.00
February 2002.......   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    6,452,831.65            0.00           0.00
March 2002..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    6,298,477.06            0.00           0.00
April 2002..........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    6,144,821.91            0.00           0.00
May 2002............   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    5,991,862.73            0.00           0.00
June 2002...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    5,839,596.03            0.00           0.00
July 2002...........   35,000,000.00   19,907,909.00    40,500,000.00   40,650,000.00    5,688,018.36            0.00           0.00
August 2002.........   33,552,954.47   19,907,909.00    40,500,000.00   40,650,000.00    5,536,800.32            0.00           0.00
September 2002......   32,099,433.46   19,907,909.00    40,500,000.00   40,650,000.00    5,386,262.99            0.00           0.00
October 2002........   30,654,911.53   19,907,909.00    40,500,000.00   40,650,000.00    5,236,657.67            0.00           0.00
November 2002.......   29,230,958.36   19,907,909.00    40,500,000.00   40,650,000.00    5,089,182.61            0.00           0.00
December 2002.......   27,827,289.05   19,907,909.00    40,500,000.00   40,650,000.00    4,943,808.29            0.00           0.00
January 2003........   26,443,622.62   19,907,909.00    40,500,000.00   40,650,000.00    4,800,505.61            0.00           0.00
February 2003.......   25,079,681.91   19,907,909.00    40,500,000.00   40,650,000.00    4,659,245.88            0.00           0.00
March 2003..........   23,735,193.56   19,907,909.00    40,500,000.00   40,650,000.00    4,520,000.77            0.00           0.00
April 2003..........   22,409,887.95   19,907,909.00    40,500,000.00   40,650,000.00    4,382,742.37            0.00           0.00
May 2003............   21,103,499.12   19,907,909.00    40,500,000.00   40,650,000.00    4,247,443.14            0.00           0.00
June 2003...........   19,815,764.76   19,907,909.00    40,500,000.00   40,650,000.00    4,114,075.89            0.00           0.00
July 2003...........   18,546,426.15   19,907,909.00    40,500,000.00   40,650,000.00    3,982,613.85            0.00           0.00
August 2003.........   17,295,228.09   19,907,909.00    40,500,000.00   40,650,000.00    3,853,030.57            0.00           0.00
September 2003......   16,061,918.89   19,907,909.00    40,500,000.00   40,650,000.00    3,725,300.00            0.00           0.00
October 2003........   14,846,250.29   19,907,909.00    40,500,000.00   40,650,000.00    3,599,396.41            0.00           0.00
November 2003.......   13,647,977.41   19,907,909.00    40,500,000.00   40,650,000.00    3,475,294.46            0.00           0.00
December 2003.......   12,466,858.75   19,907,909.00    40,500,000.00   40,650,000.00    3,352,969.12            0.00           0.00
January 2004........   11,302,656.09   19,907,909.00    40,500,000.00   40,650,000.00    3,232,395.73            0.00           0.00
February 2004.......   10,155,134.47   19,907,909.00    40,500,000.00   40,650,000.00    3,113,549.95            0.00           0.00
March 2004..........    9,024,062.15   19,907,909.00    40,500,000.00   40,650,000.00    2,996,407.78            0.00           0.00
April 2004..........    7,909,210.55   19,907,909.00    40,500,000.00   40,650,000.00    2,880,945.54            0.00           0.00
May 2004............    6,810,354.24   19,907,909.00    40,500,000.00   40,650,000.00    2,767,139.90            0.00           0.00
June 2004...........    5,727,270.86   19,907,909.00    40,500,000.00   40,650,000.00    2,654,967.82            0.00           0.00
July 2004...........    4,659,741.07   19,907,909.00    40,500,000.00   40,650,000.00    2,544,406.58            0.00           0.00
August 2004.........    3,607,548.59   19,907,909.00    40,500,000.00   40,650,000.00    2,435,433.79            0.00           0.00
September 2004......    2,570,480.04   19,907,909.00    40,500,000.00   40,650,000.00    2,328,027.34            0.00           0.00
October 2004........    1,548,325.00   19,907,909.00    40,500,000.00   40,650,000.00    2,222,165.44            0.00           0.00
November 2004.......      540,875.91   19,907,909.00    40,500,000.00   40,650,000.00    2,117,826.60            0.00           0.00
December 2004.......            0.00   19,455,837.05    40,500,000.00   40,650,000.00    2,014,989.62            0.00           0.00
January 2005........            0.00   18,477,188.54    40,500,000.00   40,650,000.00    1,913,633.58            0.00           0.00
February 2005.......            0.00   17,512,640.21    40,500,000.00   40,650,000.00    1,813,737.86            0.00           0.00
March 2005..........            0.00   16,561,995.67    40,500,000.00   40,650,000.00    1,715,282.11            0.00           0.00
April 2005..........            0.00   15,625,061.18    40,500,000.00   40,650,000.00    1,618,246.29            0.00           0.00
May 2005............            0.00   14,701,645.67    40,500,000.00   40,650,000.00    1,522,610.58            0.00           0.00
June 2005...........            0.00   13,791,560.71    40,500,000.00   40,650,000.00    1,428,355.49            0.00           0.00
July 2005...........            0.00   12,894,620.41    40,500,000.00   40,650,000.00    1,335,461.75            0.00           0.00
August 2005.........            0.00   12,010,641.45    40,500,000.00   40,650,000.00    1,243,910.39            0.00           0.00
September 2005......            0.00   11,139,443.04    40,500,000.00   40,650,000.00    1,153,682.67            0.00           0.00
October 2005........            0.00   10,280,846.83    40,500,000.00   40,650,000.00    1,064,760.13            0.00           0.00
November 2005.......            0.00    9,434,676.95    40,500,000.00   40,650,000.00      977,124.55            0.00           0.00
December 2005.......            0.00    8,600,759.92    40,500,000.00   40,650,000.00      890,757.97            0.00           0.00




                             N Class         P Class
    Distribution             Planned        Scheduled
        Date                 Balance         Balance
--------------------     --------------- ---------------
November 2001.......     $ 12,050,713.43 $          0.00
December 2001.......       11,841,502.29            0.00
January 2002........       11,638,245.42            0.00
February 2002.......       11,440,890.21            0.00
March 2002..........       11,249,384.49            0.00
April 2002..........       11,063,676.50            0.00
May 2002............       10,883,714.85            0.00
June 2002...........       10,709,448.59            0.00
July 2002...........       10,547,558.16            0.00
August 2002.........       10,410,918.14            0.00
September 2002......       10,299,115.43            0.00
October 2002........       10,207,217.03            0.00
November 2002.......       10,113,221.22            0.00
December 2002.......       10,017,201.15            0.00
January 2003........        9,919,228.46            0.00
February 2003.......        9,819,373.25            0.00
March 2003..........        9,717,704.13            0.00
April 2003..........        9,614,288.25            0.00
May 2003............        9,509,191.31            0.00
June 2003...........        9,402,477.60            0.00
July 2003...........        9,294,210.02            0.00
August 2003.........        9,184,450.11            0.00
September 2003......        9,073,258.08            0.00
October 2003........        8,960,692.80            0.00
November 2003.......        8,846,811.86            0.00
December 2003.......        8,731,671.59            0.00
January 2004........        8,615,327.07            0.00
February 2004.......        8,497,832.15            0.00
March 2004..........        8,379,239.49            0.00
April 2004..........        8,259,600.60            0.00
May 2004............        8,138,965.79            0.00
June 2004...........        8,017,384.23            0.00
July 2004...........        7,894,904.03            0.00
August 2004.........        7,771,572.15            0.00
September 2004......        7,647,434.52            0.00
October 2004........        7,522,535.99            0.00
November 2004.......        7,396,920.38            0.00
December 2004.......        7,270,630.52            0.00
January 2005........        7,143,708.21            0.00
February 2005.......        7,016,194.31            0.00
March 2005..........        6,888,128.67            0.00
April 2005..........        6,759,550.25            0.00
May 2005............        6,630,497.06            0.00
June 2005...........        6,501,006.20            0.00
July 2005...........        6,371,113.89            0.00
August 2005.........        6,240,855.51            0.00
September 2005......        6,110,265.53            0.00
October 2005........        5,979,377.61            0.00
November 2005.......        5,848,224.57            0.00
December 2005.......        5,716,838.45            0.00


                                      S-19







                       HA Class        HB Class         K Class          L Class        FJ Class         M Class        MA Class
    Distribution        Planned         Planned         Planned          Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance          Balance         Balance         Balance         Balance
----------------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
January 2006........ $          0.00 $  7,778,924.65 $  40,500,000.00 $ 40,650,000.00 $    805,642.66 $          0.00 $         0.00
February 2006.......            0.00    6,969,002.39    40,500,000.00   40,650,000.00      721,761.16            0.00           0.00
March 2006..........            0.00    6,170,826.70    40,500,000.00   40,650,000.00      639,096.21            0.00           0.00
April 2006..........            0.00    5,384,233.45    40,500,000.00   40,650,000.00      557,630.83            0.00           0.00
May 2006............            0.00    4,609,060.72    40,500,000.00   40,650,000.00      477,348.24            0.00           0.00
June 2006...........            0.00    3,845,148.87    40,500,000.00   40,650,000.00      398,231.90            0.00           0.00
July 2006...........            0.00    3,092,340.38    40,500,000.00   40,650,000.00      320,265.52            0.00           0.00
August 2006.........            0.00    2,350,479.95    40,500,000.00   40,650,000.00      243,433.00            0.00           0.00
September 2006......            0.00    1,619,414.38    40,500,000.00   40,650,000.00      167,718.47            0.00           0.00
October 2006........            0.00      898,992.60    40,500,000.00   40,650,000.00       93,106.29            0.00           0.00
November 2006.......            0.00      189,065.58    40,500,000.00   40,650,000.00       19,581.02            0.00           0.00
December 2006.......            0.00            0.00    39,549,595.87   40,650,000.00            0.00            0.00           0.00
January 2007........            0.00            0.00    38,266,209.70   40,650,000.00            0.00            0.00           0.00
February 2007.......            0.00            0.00    37,001,551.68   40,650,000.00            0.00            0.00           0.00
March 2007..........            0.00            0.00    35,755,359.31   40,650,000.00            0.00            0.00           0.00
April 2007..........            0.00            0.00    34,527,373.74   40,650,000.00            0.00            0.00           0.00
May 2007............            0.00            0.00    33,317,339.65   40,650,000.00            0.00            0.00           0.00
June 2007...........            0.00            0.00    32,125,005.25   40,650,000.00            0.00            0.00           0.00
July 2007...........            0.00            0.00    30,950,122.18   40,650,000.00            0.00            0.00           0.00
August 2007.........            0.00            0.00    29,792,445.52   40,650,000.00            0.00            0.00           0.00
September 2007......            0.00            0.00    28,651,733.73   40,650,000.00            0.00            0.00           0.00
October 2007........            0.00            0.00    27,527,748.54   40,650,000.00            0.00            0.00           0.00
November 2007.......            0.00            0.00    26,420,255.01   40,650,000.00            0.00            0.00           0.00
December 2007.......            0.00            0.00    25,329,021.40   40,650,000.00            0.00            0.00           0.00
January 2008........            0.00            0.00    24,253,819.20   40,650,000.00            0.00            0.00           0.00
February 2008.......            0.00            0.00    23,194,422.99   40,650,000.00            0.00            0.00           0.00
March 2008..........            0.00            0.00    22,150,610.47   40,650,000.00            0.00            0.00           0.00
April 2008..........            0.00            0.00    21,122,162.43   40,650,000.00            0.00            0.00           0.00
May 2008............            0.00            0.00    20,108,862.64   40,650,000.00            0.00            0.00           0.00
June 2008...........            0.00            0.00    19,110,497.88   40,650,000.00            0.00            0.00           0.00
July 2008...........            0.00            0.00    18,126,857.83   40,650,000.00            0.00            0.00           0.00
August 2008.........            0.00            0.00    17,157,735.10   40,650,000.00            0.00            0.00           0.00
September 2008......            0.00            0.00    16,202,925.15   40,650,000.00            0.00            0.00           0.00
October 2008........            0.00            0.00    15,262,226.23   40,650,000.00            0.00            0.00           0.00
November 2008.......            0.00            0.00    14,335,439.41   40,650,000.00            0.00            0.00           0.00
December 2008.......            0.00            0.00    13,422,368.48   40,650,000.00            0.00            0.00           0.00
January 2009........            0.00            0.00    12,522,819.93   40,650,000.00            0.00            0.00           0.00
February 2009.......            0.00            0.00    11,636,602.94   40,650,000.00            0.00            0.00           0.00
March 2009..........            0.00            0.00    10,763,529.30   40,650,000.00            0.00            0.00           0.00
April 2009..........            0.00            0.00     9,903,413.40   40,650,000.00            0.00            0.00           0.00
May 2009............            0.00            0.00     9,056,072.21   40,650,000.00            0.00            0.00           0.00
June 2009...........            0.00            0.00     8,221,325.18   40,650,000.00            0.00            0.00           0.00
July 2009...........            0.00            0.00     7,398,994.29   40,650,000.00            0.00            0.00           0.00
August 2009.........            0.00            0.00     6,588,903.99   40,650,000.00            0.00            0.00           0.00
September 2009......            0.00            0.00     5,790,881.10   40,650,000.00            0.00            0.00           0.00
October 2009........            0.00            0.00     5,004,754.88   40,650,000.00            0.00            0.00           0.00
November 2009.......            0.00            0.00     4,230,356.91   40,650,000.00            0.00            0.00           0.00
December 2009.......            0.00            0.00     3,467,521.13   40,650,000.00            0.00            0.00           0.00
January 2010........            0.00            0.00     2,716,083.75   40,650,000.00            0.00            0.00           0.00
February 2010.......            0.00            0.00     1,975,883.25   40,650,000.00            0.00            0.00           0.00





                               N Class         P Class
    Distribution               Planned        Scheduled
        Date                   Balance         Balance
--------------------       --------------- ---------------
January 2006........       $  5,585,250.45 $          0.00
February 2006.......          5,453,491.07            0.00
March 2006..........          5,321,589.96            0.00
April 2006..........          5,189,576.09            0.00
May 2006............          5,057,477.64            0.00
June 2006...........          4,925,322.12            0.00
July 2006...........          4,793,136.32            0.00
August 2006.........          4,660,946.31            0.00
September 2006......          4,528,777.52            0.00
October 2006........          4,396,654.68            0.00
November 2006.......          4,264,601.90            0.00
December 2006.......          4,132,642.62            0.00
January 2007........          4,000,799.69            0.00
February 2007.......          3,869,095.31            0.00
March 2007..........          3,737,551.10            0.00
April 2007..........          3,606,188.07            0.00
May 2007............          3,475,026.66            0.00
June 2007...........          3,344,086.74            0.00
July 2007...........          3,213,387.65            0.00
August 2007.........          3,082,948.13            0.00
September 2007......          2,952,786.41            0.00
October 2007........          2,822,920.23            0.00
November 2007.......          2,693,366.76            0.00
December 2007.......          2,564,142.72            0.00
January 2008........          2,435,264.28            0.00
February 2008.......          2,306,747.16            0.00
March 2008..........          2,178,606.63            0.00
April 2008..........          2,050,857.45            0.00
May 2008............          1,923,513.95            0.00
June 2008...........          1,796,590.01            0.00
July 2008...........          1,670,099.07            0.00
August 2008.........          1,544,054.16            0.00
September 2008......          1,418,467.86            0.00
October 2008........          1,293,352.37            0.00
November 2008.......          1,168,719.47            0.00
December 2008.......          1,044,580.56            0.00
January 2009........            920,946.65            0.00
February 2009.......            797,828.37            0.00
March 2009..........            675,235.98            0.00
April 2009..........            553,179.41            0.00
May 2009............            431,668.17            0.00
June 2009...........            310,711.52            0.00
July 2009...........            190,318.28            0.00
August 2009.........             70,496.99            0.00
September 2009......                  0.00            0.00
October 2009........                  0.00            0.00
November 2009.......                  0.00            0.00
December 2009.......                  0.00            0.00
January 2010........                  0.00            0.00
February 2010.......                  0.00            0.00


                                      S-20





                       HA Class        HB Class         K Class          L Class        FJ Class         M Class        MA Class
    Distribution        Planned         Planned         Planned          Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance          Balance         Balance         Balance         Balance
----------------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
March 2010.......... $          0.00 $          0.00 $   1,246,760.36 $ 40,650,000.00 $          0.00 $          0.00 $         0.00
April 2010..........            0.00            0.00       528,557.96   40,650,000.00            0.00            0.00           0.00
May 2010............            0.00            0.00             0.00   40,471,121.16            0.00            0.00           0.00
June 2010...........            0.00            0.00             0.00   39,774,297.18            0.00            0.00           0.00
July 2010...........            0.00            0.00             0.00   39,087,935.36            0.00            0.00           0.00
August 2010.........            0.00            0.00             0.00   38,411,887.11            0.00            0.00           0.00
September 2010......            0.00            0.00             0.00   37,746,005.91            0.00            0.00           0.00
October 2010........            0.00            0.00             0.00   37,090,147.28            0.00            0.00           0.00
November 2010.......            0.00            0.00             0.00   36,444,168.71            0.00            0.00           0.00
December 2010.......            0.00            0.00             0.00   35,807,929.68            0.00            0.00           0.00
January 2011........            0.00            0.00             0.00   35,181,291.62            0.00            0.00           0.00
February 2011.......            0.00            0.00             0.00   34,564,117.85            0.00            0.00           0.00
March 2011..........            0.00            0.00             0.00   33,956,273.61            0.00            0.00           0.00
April 2011..........            0.00            0.00             0.00   33,357,626.01            0.00            0.00           0.00
May 2011............            0.00            0.00             0.00   32,768,043.98            0.00            0.00           0.00
June 2011...........            0.00            0.00             0.00   32,187,398.27            0.00            0.00           0.00
July 2011...........            0.00            0.00             0.00   31,615,561.44            0.00            0.00           0.00
August 2011.........            0.00            0.00             0.00   31,052,407.80            0.00            0.00           0.00
September 2011......            0.00            0.00             0.00   30,497,813.40            0.00            0.00           0.00
October 2011........            0.00            0.00             0.00   29,951,656.02            0.00            0.00           0.00
November 2011.......            0.00            0.00             0.00   29,413,815.14            0.00            0.00           0.00
December 2011.......            0.00            0.00             0.00   28,884,171.89            0.00            0.00           0.00
January 2012........            0.00            0.00             0.00   28,362,609.06            0.00            0.00           0.00
February 2012.......            0.00            0.00             0.00   27,849,011.07            0.00            0.00           0.00
March 2012..........            0.00            0.00             0.00   27,343,263.95            0.00            0.00           0.00
April 2012..........            0.00            0.00             0.00   26,845,255.29            0.00            0.00           0.00
May 2012............            0.00            0.00             0.00   26,354,874.27            0.00            0.00           0.00
June 2012...........            0.00            0.00             0.00   25,872,011.58            0.00            0.00           0.00
July 2012...........            0.00            0.00             0.00   25,396,559.46            0.00            0.00           0.00
August 2012.........            0.00            0.00             0.00   24,928,411.62            0.00            0.00           0.00
September 2012......            0.00            0.00             0.00   24,467,463.26            0.00            0.00           0.00
October 2012........            0.00            0.00             0.00   24,013,611.03            0.00            0.00           0.00
November 2012.......            0.00            0.00             0.00   23,566,753.04            0.00            0.00           0.00
December 2012.......            0.00            0.00             0.00   23,126,788.79            0.00            0.00           0.00
January 2013........            0.00            0.00             0.00   22,693,619.18            0.00            0.00           0.00
February 2013.......            0.00            0.00             0.00   22,267,146.50            0.00            0.00           0.00
March 2013..........            0.00            0.00             0.00   21,847,274.40            0.00            0.00           0.00
April 2013..........            0.00            0.00             0.00   21,433,907.87            0.00            0.00           0.00
May 2013............            0.00            0.00             0.00   21,026,953.22            0.00            0.00           0.00
June 2013...........            0.00            0.00             0.00   20,626,318.05            0.00            0.00           0.00
July 2013...........            0.00            0.00             0.00   20,231,911.29            0.00            0.00           0.00
August 2013.........            0.00            0.00             0.00   19,843,643.09            0.00            0.00           0.00
September 2013......            0.00            0.00             0.00   19,461,424.88            0.00            0.00           0.00
October 2013........            0.00            0.00             0.00   19,085,169.32            0.00            0.00           0.00
November 2013.......            0.00            0.00             0.00   18,714,790.28            0.00            0.00           0.00
December 2013.......            0.00            0.00             0.00   18,350,202.84            0.00            0.00           0.00
January 2014........            0.00            0.00             0.00   17,991,323.27            0.00            0.00           0.00
February 2014.......            0.00            0.00             0.00   17,638,068.98            0.00            0.00           0.00
March 2014..........            0.00            0.00             0.00   17,290,358.57            0.00            0.00           0.00
April 2014..........            0.00            0.00             0.00   16,948,111.76            0.00            0.00           0.00



                             N Class         P Class
    Distribution             Planned        Scheduled
        Date                 Balance         Balance
--------------------     --------------- ---------------
March 2010..........     $          0.00 $          0.00
April 2010..........                0.00            0.00
May 2010............                0.00            0.00
June 2010...........                0.00            0.00
July 2010...........                0.00            0.00
August 2010.........                0.00            0.00
September 2010......                0.00            0.00
October 2010........                0.00            0.00
November 2010.......                0.00            0.00
December 2010.......                0.00            0.00
January 2011........                0.00            0.00
February 2011.......                0.00            0.00
March 2011..........                0.00            0.00
April 2011..........                0.00            0.00
May 2011............                0.00            0.00
June 2011...........                0.00            0.00
July 2011...........                0.00            0.00
August 2011.........                0.00            0.00
September 2011......                0.00            0.00
October 2011........                0.00            0.00
November 2011.......                0.00            0.00
December 2011.......                0.00            0.00
January 2012........                0.00            0.00
February 2012.......                0.00            0.00
March 2012..........                0.00            0.00
April 2012..........                0.00            0.00
May 2012............                0.00            0.00
June 2012...........                0.00            0.00
July 2012...........                0.00            0.00
August 2012.........                0.00            0.00
September 2012......                0.00            0.00
October 2012........                0.00            0.00
November 2012.......                0.00            0.00
December 2012.......                0.00            0.00
January 2013........                0.00            0.00
February 2013.......                0.00            0.00
March 2013..........                0.00            0.00
April 2013..........                0.00            0.00
May 2013............                0.00            0.00
June 2013...........                0.00            0.00
July 2013...........                0.00            0.00
August 2013.........                0.00            0.00
September 2013......                0.00            0.00
October 2013........                0.00            0.00
November 2013.......                0.00            0.00
December 2013.......                0.00            0.00
January 2014........                0.00            0.00
February 2014.......                0.00            0.00
March 2014..........                0.00            0.00
April 2014..........                0.00            0.00



                                      S-21






                       HA Class        HB Class         K Class          L Class        FJ Class         M Class        MA Class
    Distribution        Planned         Planned         Planned          Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance          Balance         Balance         Balance         Balance
----------------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
May 2014............ $          0.00 $          0.00 $           0.00 $ 16,611,249.38 $          0.00 $          0.00 $         0.00
June 2014...........            0.00            0.00             0.00   16,279,693.38            0.00            0.00           0.00
July 2014...........            0.00            0.00             0.00   15,953,366.79            0.00            0.00           0.00
August 2014.........            0.00            0.00             0.00   15,632,193.74            0.00            0.00           0.00
September 2014......            0.00            0.00             0.00   15,316,099.38            0.00            0.00           0.00
October 2014........            0.00            0.00             0.00   15,005,009.94            0.00            0.00           0.00
November 2014.......            0.00            0.00             0.00   14,698,852.68            0.00            0.00           0.00
December 2014.......            0.00            0.00             0.00   14,397,555.86            0.00            0.00           0.00
January 2015........            0.00            0.00             0.00   14,101,048.74            0.00            0.00           0.00
February 2015.......            0.00            0.00             0.00   13,809,261.60            0.00            0.00           0.00
March 2015..........            0.00            0.00             0.00   13,522,125.68            0.00            0.00           0.00
April 2015..........            0.00            0.00             0.00   13,239,573.17            0.00            0.00           0.00
May 2015............            0.00            0.00             0.00   12,961,537.22            0.00            0.00           0.00
June 2015...........            0.00            0.00             0.00   12,687,951.93            0.00            0.00           0.00
July 2015...........            0.00            0.00             0.00   12,418,752.30            0.00            0.00           0.00
August 2015.........            0.00            0.00             0.00   12,153,874.26            0.00            0.00           0.00
September 2015......            0.00            0.00             0.00   11,893,254.63            0.00            0.00           0.00
October 2015........            0.00            0.00             0.00   11,636,831.12            0.00            0.00           0.00
November 2015.......            0.00            0.00             0.00   11,384,542.29            0.00            0.00           0.00
December 2015.......            0.00            0.00             0.00   11,136,327.62            0.00            0.00           0.00
January 2016........            0.00            0.00             0.00   10,892,127.38            0.00            0.00           0.00
February 2016.......            0.00            0.00             0.00   10,651,882.70            0.00            0.00           0.00
March 2016..........            0.00            0.00             0.00   10,415,535.54            0.00            0.00           0.00
April 2016..........            0.00            0.00             0.00   10,183,028.69            0.00            0.00           0.00
May 2016............            0.00            0.00             0.00    9,954,305.72            0.00            0.00           0.00
June 2016...........            0.00            0.00             0.00    9,729,311.00            0.00            0.00           0.00
July 2016...........            0.00            0.00             0.00    9,507,989.69            0.00            0.00           0.00
August 2016.........            0.00            0.00             0.00    9,290,287.70            0.00            0.00           0.00
September 2016......            0.00            0.00             0.00    9,076,151.73            0.00            0.00           0.00
October 2016........            0.00            0.00             0.00    8,865,529.23            0.00            0.00           0.00
November 2016.......            0.00            0.00             0.00    8,658,368.36            0.00            0.00           0.00
December 2016.......            0.00            0.00             0.00    8,454,618.03            0.00            0.00           0.00
January 2017........            0.00            0.00             0.00    8,254,227.87            0.00            0.00           0.00
February 2017.......            0.00            0.00             0.00    8,057,148.23            0.00            0.00           0.00
March 2017..........            0.00            0.00             0.00    7,863,330.12            0.00            0.00           0.00
April 2017..........            0.00            0.00             0.00    7,672,725.29            0.00            0.00           0.00
May 2017............            0.00            0.00             0.00    7,485,286.14            0.00            0.00           0.00
June 2017...........            0.00            0.00             0.00    7,300,965.75            0.00            0.00           0.00
July 2017...........            0.00            0.00             0.00    7,119,717.87            0.00            0.00           0.00
August 2017.........            0.00            0.00             0.00    6,941,496.90            0.00            0.00           0.00
September 2017......            0.00            0.00             0.00    6,766,257.87            0.00            0.00           0.00
October 2017........            0.00            0.00             0.00    6,593,956.47            0.00            0.00           0.00
November 2017.......            0.00            0.00             0.00    6,424,548.99            0.00            0.00           0.00
December 2017.......            0.00            0.00             0.00    6,257,992.35            0.00            0.00           0.00
January 2018........            0.00            0.00             0.00    6,094,244.09            0.00            0.00           0.00
February 2018.......            0.00            0.00             0.00    5,933,262.33            0.00            0.00           0.00
March 2018..........            0.00            0.00             0.00    5,775,005.81            0.00            0.00           0.00
April 2018..........            0.00            0.00             0.00    5,619,433.82            0.00            0.00           0.00
May 2018............            0.00            0.00             0.00    5,466,506.25            0.00            0.00           0.00
June 2018...........            0.00            0.00             0.00    5,316,183.57            0.00            0.00           0.00



                            N Class         P Class
    Distribution            Planned        Scheduled
        Date                Balance         Balance
--------------------    --------------- ---------------
May 2014............    $          0.00 $          0.00
June 2014...........               0.00            0.00
July 2014...........               0.00            0.00
August 2014.........               0.00            0.00
September 2014......               0.00            0.00
October 2014........               0.00            0.00
November 2014.......               0.00            0.00
December 2014.......               0.00            0.00
January 2015........               0.00            0.00
February 2015.......               0.00            0.00
March 2015..........               0.00            0.00
April 2015..........               0.00            0.00
May 2015............               0.00            0.00
June 2015...........               0.00            0.00
July 2015...........               0.00            0.00
August 2015.........               0.00            0.00
September 2015......               0.00            0.00
October 2015........               0.00            0.00
November 2015.......               0.00            0.00
December 2015.......               0.00            0.00
January 2016........               0.00            0.00
February 2016.......               0.00            0.00
March 2016..........               0.00            0.00
April 2016..........               0.00            0.00
May 2016............               0.00            0.00
June 2016...........               0.00            0.00
July 2016...........               0.00            0.00
August 2016.........               0.00            0.00
September 2016......               0.00            0.00
October 2016........               0.00            0.00
November 2016.......               0.00            0.00
December 2016.......               0.00            0.00
January 2017........               0.00            0.00
February 2017.......               0.00            0.00
March 2017..........               0.00            0.00
April 2017..........               0.00            0.00
May 2017............               0.00            0.00
June 2017...........               0.00            0.00
July 2017...........               0.00            0.00
August 2017.........               0.00            0.00
September 2017......               0.00            0.00
October 2017........               0.00            0.00
November 2017.......               0.00            0.00
December 2017.......               0.00            0.00
January 2018........               0.00            0.00
February 2018.......               0.00            0.00
March 2018..........               0.00            0.00
April 2018..........               0.00            0.00
May 2018............               0.00            0.00
June 2018...........               0.00            0.00


                                     S-22






                       HA Class        HB Class         K Class          L Class        FJ Class         M Class        MA Class
    Distribution        Planned         Planned         Planned          Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance          Balance         Balance         Balance         Balance
----------------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
July 2018........... $          0.00 $          0.00 $           0.00 $  5,168,426.78 $          0.00 $          0.00 $         0.00
August 2018.........            0.00            0.00             0.00    5,023,197.44            0.00            0.00           0.00
September 2018......            0.00            0.00             0.00    4,880,457.66            0.00            0.00           0.00
October 2018........            0.00            0.00             0.00    4,740,170.10            0.00            0.00           0.00
November 2018.......            0.00            0.00             0.00    4,602,297.95            0.00            0.00           0.00
December 2018.......            0.00            0.00             0.00    4,466,804.90            0.00            0.00           0.00
January 2019........            0.00            0.00             0.00    4,333,655.16            0.00            0.00           0.00
February 2019.......            0.00            0.00             0.00    4,202,813.48            0.00            0.00           0.00
March 2019..........            0.00            0.00             0.00    4,074,245.06            0.00            0.00           0.00
April 2019..........            0.00            0.00             0.00    3,947,915.64            0.00            0.00           0.00
May 2019............            0.00            0.00             0.00    3,823,791.44            0.00            0.00           0.00
June 2019...........            0.00            0.00             0.00    3,701,839.13            0.00            0.00           0.00
July 2019...........            0.00            0.00             0.00    3,582,025.89            0.00            0.00           0.00
August 2019.........            0.00            0.00             0.00    3,464,319.35            0.00            0.00           0.00
September 2019......            0.00            0.00             0.00    3,348,687.60            0.00            0.00           0.00
October 2019........            0.00            0.00             0.00    3,235,099.20            0.00            0.00           0.00
November 2019.......            0.00            0.00             0.00    3,123,523.14            0.00            0.00           0.00
December 2019.......            0.00            0.00             0.00    3,013,928.87            0.00            0.00           0.00
January 2020........            0.00            0.00             0.00    2,906,286.26            0.00            0.00           0.00
February 2020.......            0.00            0.00             0.00    2,800,565.61            0.00            0.00           0.00
March 2020..........            0.00            0.00             0.00    2,696,737.67            0.00            0.00           0.00
April 2020..........            0.00            0.00             0.00    2,594,773.58            0.00            0.00           0.00
May 2020............            0.00            0.00             0.00    2,494,644.89            0.00            0.00           0.00
June 2020...........            0.00            0.00             0.00    2,396,323.59            0.00            0.00           0.00
July 2020...........            0.00            0.00             0.00    2,299,782.05            0.00            0.00           0.00
August 2020.........            0.00            0.00             0.00    2,204,993.01            0.00            0.00           0.00
September 2020......            0.00            0.00             0.00    2,111,929.65            0.00            0.00           0.00
October 2020........            0.00            0.00             0.00    2,020,565.51            0.00            0.00           0.00
November 2020.......            0.00            0.00             0.00    1,930,874.49            0.00            0.00           0.00
December 2020.......            0.00            0.00             0.00    1,842,830.90            0.00            0.00           0.00
January 2021........            0.00            0.00             0.00    1,756,409.40            0.00            0.00           0.00
February 2021.......            0.00            0.00             0.00    1,671,585.02            0.00            0.00           0.00
March 2021..........            0.00            0.00             0.00    1,588,333.14            0.00            0.00           0.00
April 2021..........            0.00            0.00             0.00    1,506,629.49            0.00            0.00           0.00
May 2021............            0.00            0.00             0.00    1,426,450.17            0.00            0.00           0.00
June 2021...........            0.00            0.00             0.00    1,347,771.62            0.00            0.00           0.00
July 2021...........            0.00            0.00             0.00    1,270,570.59            0.00            0.00           0.00
August 2021.........            0.00            0.00             0.00    1,194,824.19            0.00            0.00           0.00
September 2021......            0.00            0.00             0.00    1,120,509.87            0.00            0.00           0.00
October 2021........            0.00            0.00             0.00    1,047,605.37            0.00            0.00           0.00
November 2021.......            0.00            0.00             0.00      976,088.78            0.00            0.00           0.00
December 2021.......            0.00            0.00             0.00      905,938.49            0.00            0.00           0.00
January 2022........            0.00            0.00             0.00      837,133.22            0.00            0.00           0.00
February 2022.......            0.00            0.00             0.00      769,651.98            0.00            0.00           0.00
March 2022..........            0.00            0.00             0.00      703,474.10            0.00            0.00           0.00
April 2022..........            0.00            0.00             0.00      638,579.18            0.00            0.00           0.00
May 2022............            0.00            0.00             0.00      574,947.12            0.00            0.00           0.00
June 2022...........            0.00            0.00             0.00      512,558.15            0.00            0.00           0.00
July 2022...........            0.00            0.00             0.00      451,392.75            0.00            0.00           0.00
August 2022.........            0.00            0.00             0.00      391,431.69            0.00            0.00           0.00

                              N Class         P Class
    Distribution              Planned        Scheduled
        Date                  Balance         Balance
--------------------      --------------- ---------------
July 2018...........      $          0.00 $          0.00
August 2018.........                 0.00            0.00
September 2018......                 0.00            0.00
October 2018........                 0.00            0.00
November 2018.......                 0.00            0.00
December 2018.......                 0.00            0.00
January 2019........                 0.00            0.00
February 2019.......                 0.00            0.00
March 2019..........                 0.00            0.00
April 2019..........                 0.00            0.00
May 2019............                 0.00            0.00
June 2019...........                 0.00            0.00
July 2019...........                 0.00            0.00
August 2019.........                 0.00            0.00
September 2019......                 0.00            0.00
October 2019........                 0.00            0.00
November 2019.......                 0.00            0.00
December 2019.......                 0.00            0.00
January 2020........                 0.00            0.00
February 2020.......                 0.00            0.00
March 2020..........                 0.00            0.00
April 2020..........                 0.00            0.00
May 2020............                 0.00            0.00
June 2020...........                 0.00            0.00
July 2020...........                 0.00            0.00
August 2020.........                 0.00            0.00
September 2020......                 0.00            0.00
October 2020........                 0.00            0.00
November 2020.......                 0.00            0.00
December 2020.......                 0.00            0.00
January 2021........                 0.00            0.00
February 2021.......                 0.00            0.00
March 2021..........                 0.00            0.00
April 2021..........                 0.00            0.00
May 2021............                 0.00            0.00
June 2021...........                 0.00            0.00
July 2021...........                 0.00            0.00
August 2021.........                 0.00            0.00
September 2021......                 0.00            0.00
October 2021........                 0.00            0.00
November 2021.......                 0.00            0.00
December 2021.......                 0.00            0.00
January 2022........                 0.00            0.00
February 2022.......                 0.00            0.00
March 2022..........                 0.00            0.00
April 2022..........                 0.00            0.00
May 2022............                 0.00            0.00
June 2022...........                 0.00            0.00
July 2022...........                 0.00            0.00
August 2022.........                 0.00            0.00




                       HA Class        HB Class         K Class          L Class        FJ Class         M Class        MA Class
    Distribution        Planned         Planned         Planned          Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance          Balance         Balance         Balance         Balance
----------------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
September 2022...... $          0.00 $          0.00 $           0.00 $    332,656.04 $          0.00 $          0.00 $         0.00
October 2022........            0.00            0.00             0.00      275,047.10            0.00            0.00           0.00
November 2022.......            0.00            0.00             0.00      218,586.47            0.00            0.00           0.00
December 2022.......            0.00            0.00             0.00      163,256.01            0.00            0.00           0.00
January 2023........            0.00            0.00             0.00      109,037.87            0.00            0.00           0.00
February 2023.......            0.00            0.00             0.00       55,914.41            0.00            0.00           0.00
March 2023..........            0.00            0.00             0.00        3,868.29            0.00            0.00           0.00
April 2023 and
 thereafter.........            0.00            0.00             0.00            0.00            0.00            0.00           0.00



                             N Class         P Class
    Distribution             Planned        Scheduled
        Date                 Balance         Balance
--------------------     --------------- ---------------
September 2022......     $          0.00 $          0.00
October 2022........                0.00            0.00
November 2022.......                0.00            0.00
December 2022.......                0.00            0.00
January 2023........                0.00            0.00
February 2023.......                0.00            0.00
March 2023..........                0.00            0.00
April 2023 and
 thereafter.........                0.00            0.00

                                      S-24




                       FG Class        SG Class      SH Class      FD Class       SD Class       SE Class       FK Class
    Distribution       Scheduled      Scheduled     Scheduled     Scheduled      Scheduled      Scheduled       Scheduled
        Date            Balance        Balance       Balance       Balance        Balance        Balance         Balance
----------------------------------- -------------- ------------ -------------- -------------- -------------- ---------------
Initial Balance..... $ 12,460,000.00 $ 4,343,200.00 $ 996,800.00 $ 7,490,000.00 $ 1,172,348.00 $ 2,037,652.00 $ 20,755,000.00
August 1993.........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   20,706,517.00
September 1993......   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   20,641,876.15
October 1993........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   20,561,113.50
November 1993.......   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   20,464,289.50
December 1993.......   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   20,351,489.00
January 1994........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   20,222,821.27
February 1994.......   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   20,078,419.98
March 1994..........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   19,918,443.10
April 1994..........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   19,743,072.76
May 1994............   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   19,552,515.05
June 1994...........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   19,346,999.85
July 1994...........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   19,126,780.49
August 1994.........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   18,892,133.47
September 1994......   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   18,643,358.08
October 1994........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   18,380,775.99
November 1994.......   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   18,104,730.77
December 1994.......   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   17,815,587.44
January 1995........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   17,513,731.86
February 1995.......   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   17,199,570.18
March 1995..........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   16,873,528.20
April 1995..........   12,460,000.00   4,343,200.00   996,800.00   7,490,000.00   1,172,348.00   2,037,652.00   16,536,050.69
May 1995............   12,425,201.43   4,331,070.21   994,016.11   7,490,000.00   1,172,348.00   2,037,652.00   16,187,600.71
June 1995...........   11,707,317.62   4,080,836.43   936,585.41   7,490,000.00   1,172,348.00   2,037,652.00   15,828,658.80
July 1995...........   10,969,444.54   3,823,634.95   877,555.56   7,490,000.00   1,172,348.00   2,037,652.00   15,459,722.27
August 1995.........   10,212,608.60   3,559,823.57   817,008.69   7,490,000.00   1,172,348.00   2,037,652.00   15,081,304.30
September 1995......    9,437,866.31   3,289,770.54   755,029.30   7,490,000.00   1,172,348.00   2,037,652.00   14,693,933.16
October 1995........    8,646,302.51   3,013,854.02   691,704.20   7,490,000.00   1,172,348.00   2,037,652.00   14,298,151.25
November 1995.......    7,839,028.55   2,732,461.38   627,122.28   7,490,000.00   1,172,348.00   2,037,652.00   13,894,514.28
December 1995.......    7,046,645.13   2,456,259.16   563,731.61   7,490,000.00   1,172,348.00   2,037,652.00   13,498,322.56
January 1996........    6,268,971.68   2,185,184.41   501,517.73   7,490,000.00   1,172,348.00   2,037,652.00   13,109,485.84
February 1996.......    5,505,829.57   1,919,174.88   440,466.37   7,490,000.00   1,172,348.00   2,037,652.00   12,727,914.79
March 1996..........    4,757,042.07   1,658,168.95   380,563.37   7,490,000.00   1,172,348.00   2,037,652.00   12,353,521.03
April 1996..........    4,022,434.32   1,402,105.68   321,794.75   7,490,000.00   1,172,348.00   2,037,652.00   11,986,217.16
May 1996............    3,301,833.36   1,150,924.77   264,146.67   7,490,000.00   1,172,348.00   2,037,652.00   11,625,916.68
June 1996...........    2,595,068.04     904,566.57   207,605.44   7,490,000.00   1,172,348.00   2,037,652.00   11,272,534.02
July 1996...........    1,901,969.08     662,972.08   152,157.53   7,490,000.00   1,172,348.00   2,037,652.00   10,925,984.54
August 1996.........    1,222,368.97     426,082.90    97,789.52   7,490,000.00   1,172,348.00   2,037,652.00   10,586,184.48
September 1996......      556,102.03     193,841.28    44,488.16   7,490,000.00   1,172,348.00   2,037,652.00   10,253,051.01
October 1996........            0.00           0.00         0.00   7,393,004.32   1,157,166.07   2,011,264.36    9,926,502.16
November 1996.......            0.00           0.00         0.00   6,752,913.70   1,056,977.95   1,837,127.92    9,606,456.85
December 1996.......            0.00           0.00         0.00   6,125,669.72     958,800.62   1,666,486.40    9,292,834.86
January 1997........            0.00           0.00         0.00   5,511,113.68     862,609.23   1,499,296.64    8,985,556.84
February 1997.......            0.00           0.00         0.00   4,909,088.60     768,379.20   1,335,515.92    8,684,544.30
March 1997..........            0.00           0.00         0.00   4,319,439.15     676,086.23   1,175,101.98    8,389,719.58
April 1997..........            0.00           0.00         0.00   3,742,011.69     585,706.26   1,018,013.03    8,101,005.84
May 1997............            0.00           0.00         0.00   3,176,654.24     497,215.52     864,207.73    7,818,327.12
June 1997...........            0.00           0.00         0.00   2,623,216.44     410,590.46     713,645.16    7,541,608.22
July 1997...........            0.00           0.00         0.00   2,081,549.56     325,807.81     566,284.86    7,270,774.78
August 1997.........            0.00           0.00         0.00   1,551,506.47     242,844.53     422,086.82    7,005,753.24



                             SK Class       SL Class
    Distribution            Scheduled      Scheduled
        Date                 Balance        Balance
--------------------      -------------- --------------
Initial Balance.....       $ 6,442,136.00 $ 2,452,864.00
August 1993.........         6,427,087.38   2,447,134.19
September 1993......         6,407,023.53   2,439,494.82
October 1993........         6,381,955.65   2,429,950.14
November 1993.......         6,351,902.49   2,418,507.30
December 1993.......         6,316,890.38   2,405,176.33
January 1994........         6,276,953.26   2,389,970.14
February 1994.......         6,232,132.60   2,372,904.53
March 1994..........         6,182,477.45   2,353,998.17
April 1994..........         6,128,044.32   2,333,272.58
May 1994............         6,068,897.19   2,310,752.12
June 1994...........         6,005,107.41   2,286,463.96
July 1994...........         5,936,753.61   2,260,438.03
August 1994.........         5,863,921.62   2,232,707.01
September 1994......         5,786,704.33   2,203,306.28
October 1994........         5,705,201.58   2,172,273.85
November 1994.......         5,619,520.01   2,139,650.32
December 1994.......         5,529,772.93   2,105,478.83
January 1995........         5,436,080.10   2,069,804.98
February 1995.......         5,338,567.59   2,032,676.78
March 1995..........         5,237,367.55   1,994,144.54
April 1995..........         5,132,618.04   1,954,260.83
May 1995............         5,024,462.79   1,913,080.37
June 1995...........         4,913,050.96   1,870,659.95
July 1995...........         4,798,536.90   1,827,058.36
August 1995.........         4,681,079.90   1,782,336.23
September 1995......         4,560,843.93   1,736,555.99
October 1995........         4,437,997.35   1,689,781.76
November 1995.......         4,312,712.63   1,642,079.20
December 1995.......         4,189,738.85   1,595,256.54
January 1996........         4,069,047.97   1,549,303.10
February 1996.......         3,950,612.29   1,504,208.33
March 1996..........         3,834,404.36   1,459,961.79
April 1996..........         3,720,397.06   1,416,553.15
May 1996............         3,608,563.55   1,373,972.17
June 1996...........         3,498,877.25   1,332,208.76
July 1996...........         3,391,311.89   1,291,252.91
August 1996.........         3,285,841.49   1,251,094.72
September 1996......         3,182,440.33   1,211,724.39
October 1996........         3,081,082.96   1,173,132.25
November 1996.......         2,981,744.23   1,135,308.70
December 1996.......         2,884,399.23   1,098,244.28
January 1997........         2,789,023.33   1,061,929.60
February 1997.......         2,695,592.17   1,026,355.39
March 1997..........         2,604,081.64     991,512.46
April 1997..........         2,514,467.91     957,391.74
May 1997............         2,426,727.37     923,984.25
June 1997...........         2,340,836.71     891,281.10
July 1997...........         2,256,772.82     859,273.51
August 1997.........         2,174,512.89     827,952.78


                                      S-25






                       FG Class        SG Class      SH Class      FD Class       SD Class       SE Class       FK Class
    Distribution       Scheduled      Scheduled     Scheduled     Scheduled      Scheduled      Scheduled       Scheduled
        Date            Balance        Balance       Balance       Balance        Balance        Balance         Balance
----------------------------------- -------------- ------------ -------------- -------------- -------------- ---------------
September 1997...... $          0.00 $         0.00 $       0.00 $ 1,032,941.64 $   161,677.85 $   281,011.43 $  6,746,470.82
October 1997........            0.00           0.00         0.00     525,711.09      82,285.23     143,019.53    6,492,855.54
November 1997.......            0.00           0.00         0.00      29,672.43       4,644.38       8,072.37    6,244,836.21
December 1997.......            0.00           0.00         0.00           0.00           0.00           0.00    6,002,342.38
January 1998........            0.00           0.00         0.00           0.00           0.00           0.00    5,765,304.37
February 1998.......            0.00           0.00         0.00           0.00           0.00           0.00    5,533,653.27
March 1998..........            0.00           0.00         0.00           0.00           0.00           0.00    5,307,320.91
April 1998..........            0.00           0.00         0.00           0.00           0.00           0.00    5,086,239.85
May 1998............            0.00           0.00         0.00           0.00           0.00           0.00    4,870,343.39
June 1998...........            0.00           0.00         0.00           0.00           0.00           0.00    4,659,565.56
July 1998...........            0.00           0.00         0.00           0.00           0.00           0.00    4,453,841.09
August 1998.........            0.00           0.00         0.00           0.00           0.00           0.00    4,253,105.44
September 1998......            0.00           0.00         0.00           0.00           0.00           0.00    4,057,294.75
October 1998........            0.00           0.00         0.00           0.00           0.00           0.00    3,866,345.88
November 1998.......            0.00           0.00         0.00           0.00           0.00           0.00    3,680,196.37
December 1998.......            0.00           0.00         0.00           0.00           0.00           0.00    3,498,784.42
January 1999........            0.00           0.00         0.00           0.00           0.00           0.00    3,322,048.94
February 1999.......            0.00           0.00         0.00           0.00           0.00           0.00    3,149,929.48
March 1999..........            0.00           0.00         0.00           0.00           0.00           0.00    2,982,366.27
April 1999..........            0.00           0.00         0.00           0.00           0.00           0.00    2,819,300.18
May 1999............            0.00           0.00         0.00           0.00           0.00           0.00    2,660,672.73
June 1999...........            0.00           0.00         0.00           0.00           0.00           0.00    2,506,426.08
July 1999...........            0.00           0.00         0.00           0.00           0.00           0.00    2,356,503.04
August 1999.........            0.00           0.00         0.00           0.00           0.00           0.00    2,210,847.03
September 1999......            0.00           0.00         0.00           0.00           0.00           0.00    2,069,402.10
October 1999........            0.00           0.00         0.00           0.00           0.00           0.00    1,932,112.91
November 1999.......            0.00           0.00         0.00           0.00           0.00           0.00    1,798,924.73
December 1999.......            0.00           0.00         0.00           0.00           0.00           0.00    1,669,783.43
January 2000........            0.00           0.00         0.00           0.00           0.00           0.00    1,544,635.50
February 2000.......            0.00           0.00         0.00           0.00           0.00           0.00    1,423,427.98
March 2000..........            0.00           0.00         0.00           0.00           0.00           0.00    1,306,108.52
April 2000..........            0.00           0.00         0.00           0.00           0.00           0.00    1,192,625.36
May 2000............            0.00           0.00         0.00           0.00           0.00           0.00    1,082,927.28
June 2000...........            0.00           0.00         0.00           0.00           0.00           0.00      976,963.65
July 2000...........            0.00           0.00         0.00           0.00           0.00           0.00      874,684.38
August 2000.........            0.00           0.00         0.00           0.00           0.00           0.00      776,039.97
September 2000......            0.00           0.00         0.00           0.00           0.00           0.00      680,981.43
October 2000........            0.00           0.00         0.00           0.00           0.00           0.00      589,460.35
November 2000.......            0.00           0.00         0.00           0.00           0.00           0.00      501,428.84
December 2000.......            0.00           0.00         0.00           0.00           0.00           0.00      416,839.53
January 2001........            0.00           0.00         0.00           0.00           0.00           0.00      335,645.59
February 2001.......            0.00           0.00         0.00           0.00           0.00           0.00      257,800.72
March 2001..........            0.00           0.00         0.00           0.00           0.00           0.00      183,259.14
April 2001..........            0.00           0.00         0.00           0.00           0.00           0.00      111,975.56
May 2001............            0.00           0.00         0.00           0.00           0.00           0.00       43,905.20
June 2001 and
 thereafter.........            0.00           0.00         0.00           0.00           0.00           0.00            0.00


                           SK Class       SL Class
    Distribution          Scheduled      Scheduled
        Date               Balance        Balance
--------------------    -------------- --------------
September 1997......     $ 2,094,034.33 $   797,310.31
October 1997........       2,015,314.79     767,337.59
November 1997.......       1,938,332.17     738,026.21
December 1997.......       1,863,064.61     709,367.84
January 1998........       1,789,490.48     681,354.25
February 1998.......       1,717,588.39     653,977.30
March 1998..........       1,647,337.18     627,228.93
April 1998..........       1,578,715.92     601,101.16
May 1998............       1,511,703.90     575,586.12
June 1998...........       1,446,280.66     550,676.01
July 1998...........       1,382,425.92     526,363.12
August 1998.........       1,320,119.67     502,639.81
September 1998......       1,259,342.07     479,498.54
October 1998........       1,200,073.52     456,931.85
November 1998.......       1,142,294.65     434,932.36
December 1998.......       1,085,986.27     413,492.77
January 1999........       1,031,129.42     392,605.84
February 1999.......         977,705.33     372,264.45
March 1999..........         925,695.45     352,461.52
April 1999..........         875,081.43     333,190.07
May 1999............         825,845.12     314,443.19
June 1999...........         777,968.57     296,214.04
July 1999...........         731,434.02     278,495.86
August 1999.........         686,223.91     261,281.96
September 1999......         642,320.87     244,565.74
October 1999........         599,707.74     228,340.65
November 1999.......         558,367.51     212,600.23
December 1999.......         518,283.40     197,338.07
January 2000........         479,438.78     182,547.86
February 2000.......         441,817.23     168,223.33
March 2000..........         405,402.49     154,358.30
April 2000..........         370,178.50     140,946.65
May 2000............         336,129.36     127,982.33
June 2000...........         303,239.35     115,459.36
July 2000...........         271,492.93     103,371.81
August 2000.........         240,874.73      91,713.83
September 2000......         211,369.55      80,479.64
October 2000........         182,962.36      69,663.51
November 2000.......         155,638.29      59,259.78
December 2000.......         129,382.65      49,262.86
January 2001........         104,180.90      39,667.21
February 2001.......          80,018.66      30,467.36
March 2001..........          56,881.73      21,657.90
April 2001..........          34,756.05      13,233.48
May 2001............          13,627.72       5,188.80
June 2001 and
 thereafter.........               0.00           0.00


                                      S-26



Characteristics of the R and RL Classes

     The R and RL Certificates will not have principal balances and will not bear interest. The Holder of the R Certificate will be entitled to receive the proceeds of the remaining assets of the Trust, if any, after the principal balances of all Classes have been reduced to zero, and the Holder of the RL
Certificate will be entitled to receive the proceeds of the remaining assets of the Lower Tier REMIC, if any, after the principal balances of the Lower Tier
Interests have been reduced to zero. It is not anticipated that there will be any material assets remaining in either such circumstance.

     The R Class and the RL Class will be subject to certain transfer restrictions. No transfer of record or beneficial ownership of an R or RL
Certificate will be allowed to a "disqualified organization." In addition, no transfer of record or beneficial ownership of an R or RL Certificate will be allowed to any person that is not a "U.S. Person" without the written consent of Fannie Mae. Under regulations issued by the Treasury Department on December 23,
1992 (the "Regulations"), a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The R and RL Certificates will constitute noneconomic residual interests under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain
Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual
Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax
Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, Fannie
Mae will be obligated to provide to such Holders (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Certificates that may be required under the Code.

Yield Considerations

     General. There can be no assurance that the Mortgage Loans will have the characteristics assumed herein or will prepay at any of the rates assumed herein or at any other particular rate, that the pre-tax yields on the Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of the Certificates will be as assumed. In addition, there can be no assurance that the applicable Index will correspond to the levels shown herein. Because the rate of principal distributions on the Certificates will be related to the amortization of the Mortgage Loans in each Pool, which are likely to include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal distributions on the Certificates are likely to differ from those assumed, even if all Mortgage Loans prepay at the indicated constant percentages of PSA. In addition, it is not likely that the Mortgage Loans will prepay at a constant PSA rate until maturity, that all of such Mortgage Loans will prepay at the same rate or that the level of the applicable Index will remain constant.

     The timing of changes in the rate of prepayments or the level of the applicable Index may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments or the average level of such Index is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans or change in the level of an Index, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments or the level of an Index occurring at a rate or level higher (or lower) than the rate or level anticipated by the investor during the period immediately following the issuance of the

                                     S-27






Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments or level of such Index.

     The effective yield on the Delay Classes will be reduced below the yield otherwise produced because principal and interest payable on a Distribution Date will not be distributed until the 25th day following the end of the related
Interest Accrual Period and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market value of the Delay
Classes will be lower than would have been the case if there were no such delay.
Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

     The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of certain Classes to various constant percentages of PSA and, where specified, to changes in an Index. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable
Classes, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered.

     The Interest Only Classes. As indicated in the table below, the yields to investors in the JA, JB, JC, JD and JE Classes will be sensitive in varying degrees to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. On the basis of the assumptions described below, the yield to maturity on the JA, JB, JC, JD and JE
Classes would be 0% if prepayments were to occur at constant rates of approximately 2,428% PSA, 402% PSA, 313% PSA, 372% PSA and 2,620% PSA, respectively. If the actual prepayment rate of the Mortgage Loans were to exceed any of the foregoing levels for as little as one month while equaling such level for the remaining months, the investors in the JA, JB, JC, JD and JE Classes, as applicable, would not fully recoup their initial investments.

     The information set forth in the following table was prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the JA, JB, JC, JD and JE Classes (expressed as percentages of original principal balance) are as follows:

                  Class                 Price*
        ---------------------------   ---------
        JA.........................    3.49748%
        JB.........................   24.81472%
        JC.........................   20.48314%
        JD.........................   39.71761%
        JE.........................    6.06287%

        -------------------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the table below.

                                     S-28






       Sensitivity of the JA, JB, JC, JD and JE Classes to Prepayments
                         (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                      ------------------------------------------------
               Class                   50%       95%       200%      250%       500%
-----------------------------------   ------    ------    ------    ------    --------
JA.................................    63.9%      6.5%      6.5%      6.5%        6.5%
JB.................................    16.5%      8.0%      8.0%      8.0%      (6.9)%
JC.................................    35.8%     35.2%      9.0%      8.6%     (27.0)%
JD.................................    14.3%      8.7%      8.7%      8.7%     (10.3)%
JE.................................     6.9%      5.5%      5.5%      5.5%        5.5%

     The Inverse Floating Rate Classes. The yields to investors in the Inverse Floating Rate Classes will be sensitive in varying degrees to the level of the applicable Index and to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. As indicated in the tables below, a high level of the applicable Index will have a negative effect on the yields to investors in the Inverse Floating Rate Classes. It is possible that, under certain high Index or high prepayment scenarios, investors in the SJ, S and SM Classes would not fully recoup their initial investments.

     Changes in an Index may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of such Index.

     The information set forth in the following tables was prepared on the basis of the Pricing Assumptions and the assumptions that (i) the interest rates applicable to the Inverse Floating Rate Classes for each Interest Accrual Period subsequent to their initial Interest Accrual Period (or, in the case of the SJ Class, subsequent to its initial twelve Interest Accrual Periods) will be based on the indicated level of the applicable Index and (ii) the aggregate purchase prices of the Inverse Floating Rate Classes (expressed as percentages of original principal balance) are as follows:

                                    Class                                  Price*
        --------------------------------------------------------------   -----------
        SJ ...........................................................     14.21800%
        SG ...........................................................     99.10316%
        SH ...........................................................    100.45203%
        SE ...........................................................     94.10642%
        SD ...........................................................    100.23014%
        SK ...........................................................     99.10017%
        SL ...........................................................    100.66799%
        SC ...........................................................     98.04956%
        S  ...........................................................    101.06748%
        SP ...........................................................     99.21667%
        SO ...........................................................    100.20087%
        SB ...........................................................     88.46796%
        SA ...........................................................    100.08223%
        SN ...........................................................     88.30420%
        SM............................................................    100.21357%

        -------------------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

             Sensitivity of the SJ Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                   PSA Prepayment Assumption
                                      ---------------------------------------------------
               LIBOR                   50%        95%       200%       250%        500%
             --------                 ------    -------    -------    -------    --------
1.1875%............................    41.6%      34.7%      34.7%      34.7%       24.6%
3.1875%............................    31.1%      24.0%      24.0%      24.0%       12.3%
5.1875%............................    18.8%      11.2%      11.2%      11.2%      (3.0)%
7.1875%............................     2.7%     (5.8)%     (5.8)%     (5.8)%     (24.6)%
9.0500%............................     *          *          *          *          *

---------------
* The pre-tax yield to maturity would be less than (99.9)%.

              Sensitivity of the SG Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                                     PSA Prepayment Assumption
                                      --------------------------------------------------------
               LIBOR                   50%       95%       175%      200%      250%      500%
              ------                  ------    ------    ------    ------    ------    ------
1.25%..............................    21.8%     21.8%     22.0%     22.0%     22.0%     22.1%
3.25%..............................    15.7%     15.7%     16.0%     16.0%     16.0%     16.1%
5.25%..............................     9.6%      9.7%     10.1%     10.1%     10.1%     10.3%
7.25%..............................     3.7%      3.7%      4.3%      4.3%      4.3%      4.5%
8.50% and above....................     0.1%      0.1%      0.8%      0.8%      0.8%      1.0%

             Sensitivity of the SH Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                     PSA Prepayment Assumption
                                      --------------------------------------------------------
               LIBOR                   50%       95%       175%      200%      250%      500%
-----------------------------------   ------    ------    ------    ------    ------    ------
8.50% and below....................    10.2%     10.2%     10.0%     10.0%     10.0%      9.9%
8.75%..............................     7.0%      7.0%      6.9%      6.9%      6.9%      6.8%
9.00%..............................     3.8%      3.8%      3.8%      3.8%      3.8%      3.8%
9.30%..............................     0.0%      0.0%      0.1%      0.1%      0.1%      0.1%

             Sensitivity of the SE Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                     PSA Prepayment Assumption
                                      --------------------------------------------------------
               LIBOR                   50%       95%       175%      200%      250%      500%
             ---------                ------    ------    ------    ------    ------    ------
1.25%..............................    23.4%     23.4%     24.5%     24.5%     24.5%     25.7%
3.25%..............................    15.1%     15.2%     16.4%     16.4%     16.4%     17.7%
5.25%..............................     7.1%      7.1%      8.6%      8.6%      8.6%      9.9%
7.00% and above....................     0.3%      0.3%      1.9%      1.9%      1.9%      3.3%

             Sensitivity of the SD Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                     PSA Prepayment Assumption
                                      --------------------------------------------------------
               LIBOR                   50%       95%       175%      200%      250%      500%
             ---------               ------    ------    ------    ------    ------    ------
7.00% and below....................    11.7%     11.7%     11.7%     11.7%     11.7%     11.7%
7.25%..............................    10.1%     10.1%     10.1%     10.1%     10.1%     10.0%
8.25%..............................     3.6%      3.6%      3.6%      3.6%      3.6%      3.7%
8.80%..............................     0.0%      0.0%      0.2%      0.2%      0.2%      0.3%

                                     S-30

             Sensitivity of the SK Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                     PSA Prepayment Assumption
                                      --------------------------------------------------------
               LIBOR                   50%       95%       175%      200%      250%      500%
              --------                ------    ------    ------    ------    ------    ------
1.1875%............................    23.1%     23.1%     23.2%     23.2%     23.2%     23.3%
3.1875%............................    16.2%     16.2%     16.4%     16.4%     16.4%     16.7%
5.1875%............................     9.4%      9.4%      9.7%      9.7%      9.7%     10.1%
7.1875%............................     2.7%      2.8%      3.2%      3.2%      3.2%      3.7%
8.0000% and above..................     0.1%      0.1%      0.6%      0.6%      0.6%      1.1%

             Sensitivity of the SL Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                     PSA Prepayment Assumption
                                      --------------------------------------------------------
               LIBOR                   50%       95%       175%      200%      250%      500%
             ---------                ------    ------    ------    ------    ------    ------
8.0000% and below..................    11.2%     11.2%     11.0%     11.0%     11.0%     10.8%
8.1875%............................     9.5%      9.5%      9.4%      9.4%      9.4%      9.2%
9.1875%............................     1.0%      1.0%      1.0%      1.0%      1.0%      1.0%
9.3000%............................     0.0%      0.0%      0.0%      0.0%      0.0%      0.1%

             Sensitivity of the SC Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       95%       200%      250%      500%
              --------                 ------    ------    ------    ------    ------
1.25%..............................    23.6%     23.6%     24.0%     24.6%     26.2%
3.25%..............................    16.4%     16.4%     17.0%     17.8%     19.8%
5.25%..............................     9.4%      9.5%     10.2%     11.1%     13.5%
7.25%..............................     2.6%      2.6%      3.5%      4.5%      7.4%
8.00% and above....................     0.1%      0.1%      1.0%      2.1%      5.1%

             Sensitivity of the S Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                  PSA Prepayment Assumption
                                      -------------------------------------------------
               LIBOR                   50%       95%       200%       250%       500%
             ----------               ------    ------    -------    -------    -------
8.00% and below....................    10.6%     10.6%      10.3%       9.9%       8.9%
8.25%..............................     8.5%      8.5%       8.3%       7.9%       7.0%
8.75%..............................     4.4%      4.4%       4.3%       4.0%       3.4%
9.30%..............................     0.0%      0.0%     (0.1)%     (0.2)%     (0.6)%

             Sensitivity of the SP Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       95%       200%      250%      500%
-----------------------------------   ------    ------    ------    ------    ------
1.1875%............................    23.6%     23.6%     23.7%     23.8%     24.2%
3.1875%............................    16.0%     16.0%     16.2%     16.5%     17.4%
5.1875%............................     8.5%      8.5%      8.8%      9.4%     10.7%
7.1875%............................     1.2%      1.2%      1.7%      2.4%      4.2%
7.5000% and above..................     0.1%      0.1%      0.5%      1.3%      3.2%

                                     S-31

             Sensitivity of the SO Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       95%       200%      250%      500%
             ---------                ------    ------    ------    ------    ------
7.5000% and below..................    11.8%     11.8%     11.7%     11.6%     11.4%
8.1875%............................     7.0%      7.0%      7.0%      7.0%      7.2%
8.5000%............................     4.8%      4.8%      4.9%      5.0%      5.2%
9.2000%............................     0.0%      0.0%      0.2%      0.4%      1.0%

             Sensitivity of the SB Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               COFI                    50%       95%       200%      250%      500%
-----------------------------------   ------    ------    ------    ------    ------
2.17%..............................    20.4%     20.4%     20.8%     22.4%     27.8%
4.17%..............................    12.7%     12.7%     13.1%     14.9%     20.5%
6.17%..............................     5.2%      5.2%      5.7%      7.7%     13.4%
7.50% and above....................     0.4%      0.5%      0.9%      3.0%      8.7%

             Sensitivity of the SA Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                               PSA Prepayment Assumption
                                      --------------------------------------------
               COFI                    50%       95%       200%      250%     500%
-----------------------------------   ------    ------    ------    ------    ----
7.50% and below....................    10.1%     10.1%     10.1%     10.0%    9.6%
8.00%..............................     6.0%      6.0%      6.0%      5.9%    5.7%
8.25%..............................     4.0%      4.0%      4.0%      3.9%    3.8%
8.75%..............................     0.0%      0.0%      0.0%      0.0%    0.0%

             Sensitivity of the SN Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               COFI                    50%       95%       200%      250%      500%
-----------------------------------   ------    ------    ------    ------    ------
2.17%..............................    20.4%     20.4%     20.5%     22.9%     29.0%
4.17%..............................    12.6%     12.6%     12.8%     15.5%     21.7%
6.17%..............................     5.2%      5.2%      5.4%      8.3%     14.6%
7.50% and above....................     0.4%      0.4%      0.7%      3.7%     10.0%

             Sensitivity of the SM Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                      ------------------------------------------------
               COFI                    50%       95%       200%      250%       500%
-----------------------------------   ------    ------    ------    -------    -------
7.50% and below....................    10.1%     10.1%     10.1%       9.9%       9.4%
8.17%..............................     6.6%      6.6%      6.6%       6.4%       6.1%
9.17%..............................     1.4%      1.4%      1.4%       1.4%       1.2%
9.45%..............................     0.0%      0.0%      0.0%     (0.1)%     (0.1)%

                                     S-32

Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date,
(b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a). For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates-- Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including the timing of changes in such rate of principal payments, the priority sequence of distributions of principal of the Classes and the distribution of principal of certain Classes in accordance with the Principal Balance Schedules herein. In particular, if the amount distributable as principal of the Certificates on any Distribution Date exceeds the amount required to reduce the principal balances of certain Classes with higher principal payment priorities to their respective scheduled amounts as set forth in the Principal Balance Schedules, such excess principal will be distributed on the remaining Classes on such Distribution Date. Conversely, if the principal distributable on any Distribution Date is less than the amount so required to reduce certain Classes to their respective scheduled amounts, no principal will be distributed on the remaining Classes on such Distribution Date. Accordingly, the rate of principal payments on the Mortgage Loans is expected to have a greater effect on the weighted average lives of the Support Classes and, under certain prepayment scenarios, the Scheduled Classes and the PAC II Classes, than on the weighted average lives of the PAC I Classes. See "Distributions of Principal" herein.

     The interaction of the foregoing factors may have different effects on various Classes and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their respective original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

Decrement Tables

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each of the dates shown at various constant PSA levels and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions, except that with respect to the information set forth for each such Class under 0% PSA it has been assumed that each underlying Mortgage Loan bears an interest rate of 9.50% per annum and has an original and remaining term to maturity of 360 months. It is not likely that (i) all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or (ii) the underlying Mortgage Loans will prepay at a constant PSA level. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which will include recently originated Mortgage Loans) could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA levels, even if the weighted average remaining term to maturity and the weighted average CAGE of the Mortgage Loans are identical to the remaining term to maturity and CAGE specified in the Pricing Assumptions.

              Percent of Original Principal Balances Outstanding

                             A and AB Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
July 1994...........     92     66     66     66     66
July 1995...........     82      1      1      1      1
July 1996...........     72      0      0      0      0
July 1997...........     61      0      0      0      0
July 1998...........     49      0      0      0      0
July 1999...........     35      0      0      0      0
July 2000...........     20      0      0      0      0
July 2001...........      4      0      0      0      0
July 2002...........      0      0      0      0      0
July 2003...........      0      0      0      0      0
July 2004...........      0      0      0      0      0
July 2005...........      0      0      0      0      0
July 2006...........      0      0      0      0      0
July 2007...........      0      0      0      0      0
July 2008...........      0      0      0      0      0
July 2009...........      0      0      0      0      0
July 2010...........      0      0      0      0      0
July 2011...........      0      0      0      0      0
July 2012...........      0      0      0      0      0
July 2013...........      0      0      0      0      0
July 2014...........      0      0      0      0      0
July 2015...........      0      0      0      0      0
July 2016...........      0      0      0      0      0
July 2017...........      0      0      0      0      0
July 2018...........      0      0      0      0      0
July 2019...........      0      0      0      0      0
July 2020...........      0      0      0      0      0
July 2021...........      0      0      0      0      0
July 2022...........      0      0      0      0      0
July 2023...........      0      0      0      0      0
Weighted Average
 Life (years)**.....    4.7    1.2    1.2    1.2    1.2

                                 B Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100      0      0      0      0
July 1997...........   100      0      0      0      0
July 1998...........   100      0      0      0      0
July 1999...........   100      0      0      0      0
July 2000...........   100      0      0      0      0
July 2001...........   100      0      0      0      0
July 2002...........    79      0      0      0      0
July 2003...........    49      0      0      0      0
July 2004...........    17      0      0      0      0
July 2005...........     0      0      0      0      0
July 2006...........     0      0      0      0      0
July 2007...........     0      0      0      0      0
July 2008...........     0      0      0      0      0
July 2009...........     0      0      0      0      0
July 2010...........     0      0      0      0      0
July 2011...........     0      0      0      0      0
July 2012...........     0      0      0      0      0
July 2013...........     0      0      0      0      0
July 2014...........     0      0      0      0      0
July 2015...........     0      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  10.0    2.4    2.4    2.4    2.4

                                 C Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100     83     83     83      4
July 1997...........   100      2      2      2      0
July 1998...........   100      0      0      0      0
July 1999...........   100      0      0      0      0
July 2000...........   100      0      0      0      0
July 2001...........   100      0      0      0      0
July 2002...........   100      0      0      0      0
July 2003...........   100      0      0      0      0
July 2004...........   100      0      0      0      0
July 2005...........    87      0      0      0      0
July 2006...........    61      0      0      0      0
July 2007...........    32      0      0      0      0
July 2008...........     0      0      0      0      0
July 2009...........     0      0      0      0      0
July 2010...........     0      0      0      0      0
July 2011...........     0      0      0      0      0
July 2012...........     0      0      0      0      0
July 2013...........     0      0      0      0      0
July 2014...........     0      0      0      0      0
July 2015...........     0      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  13.4    3.4    3.4    3.4    2.9

                                 D Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100      0
July 1998...........   100      0      0      0      0
July 1999...........   100      0      0      0      0
July 2000...........   100      0      0      0      0
July 2001...........   100      0      0      0      0
July 2002...........   100      0      0      0      0
July 2003...........   100      0      0      0      0
July 2004...........   100      0      0      0      0
July 2005...........   100      0      0      0      0
July 2006...........   100      0      0      0      0
July 2007...........   100      0      0      0      0
July 2008...........   100      0      0      0      0
July 2009...........    41      0      0      0      0
July 2010...........     0      0      0      0      0
July 2011...........     0      0      0      0      0
July 2012...........     0      0      0      0      0
July 2013...........     0      0      0      0      0
July 2014...........     0      0      0      0      0
July 2015...........     0      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  15.9    4.4    4.4    4.4    3.2

                                 E Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
July 1994...........    100    100    100    100    100
July 1995...........    100    100    100    100    100
July 1996...........    100    100    100    100    100
July 1997...........    100    100    100    100      *
July 1998...........    100     90     90     90      0
July 1999...........    100     40     40     40      0
July 2000...........    100      0      0      0      0
July 2001...........    100      0      0      0      0
July 2002...........    100      0      0      0      0
July 2003...........    100      0      0      0      0
July 2004...........    100      0      0      0      0
July 2005...........    100      0      0      0      0
July 2006...........    100      0      0      0      0
July 2007...........    100      0      0      0      0
July 2008...........    100      0      0      0      0
July 2009...........    100      0      0      0      0
July 2010...........     90      0      0      0      0
July 2011...........     62      0      0      0      0
July 2012...........     30      0      0      0      0
July 2013...........      0      0      0      0      0
July 2014...........      0      0      0      0      0
July 2015...........      0      0      0      0      0
July 2016...........      0      0      0      0      0
July 2017...........      0      0      0      0      0
July 2018...........      0      0      0      0      0
July 2019...........      0      0      0      0      0
July 2020...........      0      0      0      0      0
July 2021...........      0      0      0      0      0
July 2022...........      0      0      0      0      0
July 2023...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   18.4    5.8    5.8    5.8    3.6

                          G, GA and JD+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100    100
July 1998...........   100    100    100    100      0
July 1999...........   100    100    100    100      0
July 2000...........   100     93     93     93      0
July 2001...........   100     45     45     45      0
July 2002...........   100      *      *      *      0
July 2003...........   100      0      0      0      0
July 2004...........   100      0      0      0      0
July 2005...........   100      0      0      0      0
July 2006...........   100      0      0      0      0
July 2007...........   100      0      0      0      0
July 2008...........   100      0      0      0      0
July 2009...........   100      0      0      0      0
July 2010...........   100      0      0      0      0
July 2011...........   100      0      0      0      0
July 2012...........   100      0      0      0      0
July 2013...........    95      0      0      0      0
July 2014...........    53      0      0      0      0
July 2015...........     8      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  21.1    7.9    7.9    7.9    4.5

                                 H Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100    100
July 1998...........   100    100    100    100     95
July 1999...........   100    100    100    100     41
July 2000...........   100    100    100    100      3
July 2001...........   100    100    100    100      0
July 2002...........   100    100    100    100      0
July 2003...........   100     70     70     70      0
July 2004...........   100     45     45     45      0
July 2005...........   100     23     23     23      0
July 2006...........   100      6      6      6      0
July 2007...........   100      0      0      0      0
July 2008...........   100      0      0      0      0
July 2009...........   100      0      0      0      0
July 2010...........   100      0      0      0      0
July 2011...........   100      0      0      0      0
July 2012...........   100      0      0      0      0
July 2013...........   100      0      0      0      0
July 2014...........   100      0      0      0      0
July 2015...........   100      0      0      0      0
July 2016...........    69      0      0      0      0
July 2017...........    30      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  23.5   10.9   10.9   10.9    5.9

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                 HA Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
July 1994...........    100    100    100    100    100
July 1995...........    100    100    100    100    100
July 1996...........    100    100    100    100    100
July 1997...........    100    100    100    100    100
July 1998...........    100    100    100    100     92
July 1999...........    100    100    100    100      7
July 2000...........    100    100    100    100      0
July 2001...........    100    100    100    100      0
July 2002...........    100    100    100    100      0
July 2003...........    100     53     53     53      0
July 2004...........    100     13     13     13      0
July 2005...........    100      0      0      0      0
July 2006...........    100      0      0      0      0
July 2007...........    100      0      0      0      0
July 2008...........    100      0      0      0      0
July 2009...........    100      0      0      0      0
July 2010...........    100      0      0      0      0
July 2011...........    100      0      0      0      0
July 2012...........    100      0      0      0      0
July 2013...........    100      0      0      0      0
July 2014...........    100      0      0      0      0
July 2015...........    100      0      0      0      0
July 2016...........     52      0      0      0      0
July 2017...........      0      0      0      0      0
July 2018...........      0      0      0      0      0
July 2019...........      0      0      0      0      0
July 2020...........      0      0      0      0      0
July 2021...........      0      0      0      0      0
July 2022...........      0      0      0      0      0
July 2023...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   23.1   10.1   10.1   10.1    5.5

                                 HB Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100    100
July 1998...........   100    100    100    100    100
July 1999...........   100    100    100    100    100
July 2000...........   100    100    100    100     10
July 2001...........   100    100    100    100      0
July 2002...........   100    100    100    100      0
July 2003...........   100    100    100    100      0
July 2004...........   100    100    100    100      0
July 2005...........   100     65     65     65      0
July 2006...........   100     16     16     16      0
July 2007...........   100      0      0      0      0
July 2008...........   100      0      0      0      0
July 2009...........   100      0      0      0      0
July 2010...........   100      0      0      0      0
July 2011...........   100      0      0      0      0
July 2012...........   100      0      0      0      0
July 2013...........   100      0      0      0      0
July 2014...........   100      0      0      0      0
July 2015...........   100      0      0      0      0
July 2016...........   100      0      0      0      0
July 2017...........    82      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  24.3   12.3   12.3   12.3    6.6

                                 K Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100    100
July 1998...........   100    100    100    100    100
July 1999...........   100    100    100    100    100
July 2000...........   100    100    100    100    100
July 2001...........   100    100    100    100     44
July 2002...........   100    100    100    100      0
July 2003...........   100    100    100    100      0
July 2004...........   100    100    100    100      0
July 2005...........   100    100    100    100      0
July 2006...........   100    100    100    100      0
July 2007...........   100     76     76     76      0
July 2008...........   100     45     45     45      0
July 2009...........   100     18     18     18      0
July 2010...........   100      0      0      0      0
July 2011...........   100      0      0      0      0
July 2012...........   100      0      0      0      0
July 2013...........   100      0      0      0      0
July 2014...........   100      0      0      0      0
July 2015...........   100      0      0      0      0
July 2016...........   100      0      0      0      0
July 2017...........   100      0      0      0      0
July 2018...........    64      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  25.1   14.9   14.9   14.9    8.0

                                 L Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100    100
July 1995...........   100    100    100    100    100
July 1996...........   100    100    100    100    100
July 1997...........   100    100    100    100    100
July 1998...........   100    100    100    100    100
July 1999...........   100    100    100    100    100
July 2000...........   100    100    100    100    100
July 2001...........   100    100    100    100    100
July 2002...........   100    100    100    100     98
July 2003...........   100    100    100    100     68
July 2004...........   100    100    100    100     46
July 2005...........   100    100    100    100     32
July 2006...........   100    100    100    100     21
July 2007...........   100    100    100    100     15
July 2008...........   100    100    100    100     10
July 2009...........   100    100    100    100      7
July 2010...........   100     96     96     96      4
July 2011...........   100     78     78     78      3
July 2012...........   100     62     62     62      2
July 2013...........   100     50     50     50      1
July 2014...........   100     39     39     39      1
July 2015...........   100     31     31     31      1
July 2016...........   100     23     23     23      *
July 2017...........   100     18     18     18      *
July 2018...........   100     13     13     13      *
July 2019...........    43      9      9      9      *
July 2020...........     6      6      6      6      *
July 2021...........     3      3      3      3      *
July 2022...........     1      1      1      1      *
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  26.1   20.8   20.8   20.8   11.6

                                JA+ Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
July 1994...........     74      0      0      0      0
July 1995...........     46      0      0      0      0
July 1996...........     14      0      0      0      0
July 1997...........      0      0      0      0      0
July 1998...........      0      0      0      0      0
July 1999...........      0      0      0      0      0
July 2000...........      0      0      0      0      0
July 2001...........      0      0      0      0      0
July 2002...........      0      0      0      0      0
July 2003...........      0      0      0      0      0
July 2004...........      0      0      0      0      0
July 2005...........      0      0      0      0      0
July 2006...........      0      0      0      0      0
July 2007...........      0      0      0      0      0
July 2008...........      0      0      0      0      0
July 2009...........      0      0      0      0      0
July 2010...........      0      0      0      0      0
July 2011...........      0      0      0      0      0
July 2012...........      0      0      0      0      0
July 2013...........      0      0      0      0      0
July 2014...........      0      0      0      0      0
July 2015...........      0      0      0      0      0
July 2016...........      0      0      0      0      0
July 2017...........      0      0      0      0      0
July 2018...........      0      0      0      0      0
July 2019...........      0      0      0      0      0
July 2020...........      0      0      0      0      0
July 2021...........      0      0      0      0      0
July 2022...........      0      0      0      0      0
July 2023...........      0      0      0      0      0
Weighted Average
 Life (years)**.....    1.8    0.6    0.6    0.6    0.6

                                JB+ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100     99     99     99     99
July 1995...........   100     82     82     82     82
July 1996...........   100     62     62     62     46
July 1997...........    98     45     45     45     18
July 1998...........    95     33     33     33     10
July 1999...........    91     25     25     25      4
July 2000...........    87     18     18     18      *
July 2001...........    83     14     14     14      0
July 2002...........    78     11     11     11      0
July 2003...........    73      7      7      7      0
July 2004...........    68      5      5      5      0
July 2005...........    62      2      2      2      0
July 2006...........    57      1      1      1      0
July 2007...........    51      0      0      0      0
July 2008...........    45      0      0      0      0
July 2009...........    39      0      0      0      0
July 2010...........    33      0      0      0      0
July 2011...........    29      0      0      0      0
July 2012...........    23      0      0      0      0
July 2013...........    18      0      0      0      0
July 2014...........    15      0      0      0      0
July 2015...........    11      0      0      0      0
July 2016...........     7      0      0      0      0
July 2017...........     3      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  14.2    4.6    4.6    4.6    3.2

                                JE+ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........     0      0      0      0      0
July 1995...........     0      0      0      0      0
July 1996...........     0      0      0      0      0
July 1997...........     0      0      0      0      0
July 1998...........     0      0      0      0      0
July 1999...........     0      0      0      0      0
July 2000...........     0      0      0      0      0
July 2001...........     0      0      0      0      0
July 2002...........     0      0      0      0      0
July 2003...........     0      0      0      0      0
July 2004...........     0      0      0      0      0
July 2005...........     0      0      0      0      0
July 2006...........     0      0      0      0      0
July 2007...........     0      0      0      0      0
July 2008...........     0      0      0      0      0
July 2009...........     0      0      0      0      0
July 2010...........     0      0      0      0      0
July 2011...........     0      0      0      0      0
July 2012...........     0      0      0      0      0
July 2013...........     0      0      0      0      0
July 2014...........     0      0      0      0      0
July 2015...........     0      0      0      0      0
July 2016...........     0      0      0      0      0
July 2017...........     0      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....   1.0    1.0    1.0    1.0    1.0

                            FJ and SJ+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........    98     93     93     93     93
July 1995...........    96     80     80     80     80
July 1996...........    94     64     64     64     50
July 1997...........    92     50     50     50     23
July 1998...........    90     38     38     38     12
July 1999...........    87     30     30     30      5
July 2000...........    84     22     22     22      *
July 2001...........    81     17     17     17      0
July 2002...........    77     13     13     13      0
July 2003...........    73      9      9      9      0
July 2004...........    69      6      6      6      0
July 2005...........    65      3      3      3      0
July 2006...........    60      1      1      1      0
July 2007...........    55      0      0      0      0
July 2008...........    50      0      0      0      0
July 2009...........    44      0      0      0      0
July 2010...........    38      0      0      0      0
July 2011...........    33      0      0      0      0
July 2012...........    28      0      0      0      0
July 2013...........    22      0      0      0      0
July 2014...........    18      0      0      0      0
July 2015...........    14      0      0      0      0
July 2016...........     9      0      0      0      0
July 2017...........     4      0      0      0      0
July 2018...........     0      0      0      0      0
July 2019...........     0      0      0      0      0
July 2020...........     0      0      0      0      0
July 2021...........     0      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  14.4    4.8    4.8    4.8    3.2

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                        M Class
                    ------------------------------------------------
                                     PSA Prepayment
                                       Assumption
                    ------------------------------------------------
        Date          0%    95%    120%   200%   230%   250%   500%
-------------------------- ------ ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100    100
July 1994...........    100    100     93     93     93     93     93
July 1995...........    100    100     76     76     76     76     76
July 1996...........    100    100     55     55     55     55      0
July 1997...........    100    100     37     37     37     37      0
July 1998...........    100    100     21     21     21     21      0
July 1999...........    100    100      9      9      9      9      0
July 2000...........    100    100      0      0      0      0      0
July 2001...........    100    100      0      0      0      0      0
July 2002...........    100    100      0      0      0      0      0
July 2003...........    100     97      0      0      0      0      0
July 2004...........    100     87      0      0      0      0      0
July 2005...........    100     72      0      0      0      0      0
July 2006...........    100     52      0      0      0      0      0
July 2007...........    100     28      0      0      0      0      0
July 2008...........    100      1      0      0      0      0      0
July 2009...........    100      0      0      0      0      0      0
July 2010...........    100      0      0      0      0      0      0
July 2011...........    100      0      0      0      0      0      0
July 2012...........    100      0      0      0      0      0      0
July 2013...........    100      0      0      0      0      0      0
July 2014...........    100      0      0      0      0      0      0
July 2015...........    100      0      0      0      0      0      0
July 2016...........    100      0      0      0      0      0      0
July 2017...........    100      0      0      0      0      0      0
July 2018...........    100      0      0      0      0      0      0
July 2019...........    100      0      0      0      0      0      0
July 2020...........     10      0      0      0      0      0      0
July 2021...........      0      0      0      0      0      0      0
July 2022...........      0      0      0      0      0      0      0
July 2023...........      0      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   26.7   12.9    3.4    3.4    3.4    3.4    2.1

                                        MA Class
                    ------------------------------------------------

                                     PSA Prepayment
                                       Assumption
                    ------------------------------------------------
        Date          0%    95%    120%   200%   230%   250%   500%
-------------------------- ------ ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100    100
July 1994...........   100    100     93     93     93     93     93
July 1995...........   100    100     78     78     78     78     78
July 1996...........   100    100     59     59     59     59      0
July 1997...........   100    100     42     42     42     42      0
July 1998...........   100    100     28     28     28     28      0
July 1999...........   100    100     16     16     16     16      0
July 2000...........   100    100      7      7      7      0      0
July 2001...........   100    100      0      0      0      0      0
July 2002...........   100    100      0      0      0      0      0
July 2003...........   100     98      0      0      0      0      0
July 2004...........   100     89      0      0      0      0      0
July 2005...........   100     74      0      0      0      0      0
July 2006...........   100     56      0      0      0      0      0
July 2007...........   100     34      0      0      0      0      0
July 2008...........   100      9      0      0      0      0      0
July 2009...........   100      0      0      0      0      0      0
July 2010...........   100      0      0      0      0      0      0
July 2011...........   100      0      0      0      0      0      0
July 2012...........   100      0      0      0      0      0      0
July 2013...........   100      0      0      0      0      0      0
July 2014...........   100      0      0      0      0      0      0
July 2015...........   100      0      0      0      0      0      0
July 2016...........   100      0      0      0      0      0      0
July 2017...........   100      0      0      0      0      0      0
July 2018...........   100      0      0      0      0      0      0
July 2019...........   100      0      0      0      0      0      0
July 2020...........    18      0      0      0      0      0      0
July 2021...........     0      0      0      0      0      0      0
July 2022...........     0      0      0      0      0      0      0
July 2023...........     0      0      0      0      0      0      0
Weighted Average
 Life (years)**.....  26.7   13.1    3.7    3.7    3.7    3.7    2.1

                                       JC+ Class
                    ------------------------------------------------

                                     PSA Prepayment
                                       Assumption
                    ------------------------------------------------
        Date          0%    95%    120%   200%   230%   250%   500%
-------------------------- ------ ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100    100
July 1994...........   100    100     93     93     93     93     93
July 1995...........   100    100     77     77     77     77     77
July 1996...........   100    100     57     57     57     57      0
July 1997...........   100    100     40     40     40     40      0
July 1998...........   100    100     26     26     26     26      0
July 1999...........   100    100     14     14     14     14      0
July 2000...........   100    100      4      4      4      0      0
July 2001...........   100    100      0      0      0      0      0
July 2002...........   100    100      0      0      0      0      0
July 2003...........   100     97      0      0      0      0      0
July 2004...........   100     88      0      0      0      0      0
July 2005...........   100     73      0      0      0      0      0
July 2006...........   100     54      0      0      0      0      0
July 2007...........   100     32      0      0      0      0      0
July 2008...........   100      7      0      0      0      0      0
July 2009...........   100      0      0      0      0      0      0
July 2010...........   100      0      0      0      0      0      0
July 2011...........   100      0      0      0      0      0      0
July 2012...........   100      0      0      0      0      0      0
July 2013...........   100      0      0      0      0      0      0
July 2014...........   100      0      0      0      0      0      0
July 2015...........   100      0      0      0      0      0      0
July 2016...........   100      0      0      0      0      0      0
July 2017...........   100      0      0      0      0      0      0
July 2018...........   100      0      0      0      0      0      0
July 2019...........   100      0      0      0      0      0      0
July 2020...........    15      0      0      0      0      0      0
July 2021...........     0      0      0      0      0      0      0
July 2022...........     0      0      0      0      0      0      0
July 2023...........     0      0      0      0      0      0      0
Weighted Average
 Life (years)**.....  26.7   13.0    3.6    3.6    3.6    3.6    2.1

                                        N Class
                    ------------------------------------------------
                                     PSA Prepayment
                                       Assumption
                    ------------------------------------------------
        Date          0%    95%    120%   200%   230%   250%   500%
-------------------------- ------ ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100    100
July 1994...........    100    100    100    100    100    100    100
July 1995...........    100    100    100    100    100    100    100
July 1996...........    100    100    100    100    100    100      0
July 1997...........    100    100    100    100    100    100      0
July 1998...........    100    100    100    100    100    100      0
July 1999...........    100    100    100    100    100    100      0
July 2000...........    100    100    100    100    100     75      0
July 2001...........    100    100     89     89     89     21      0
July 2002...........    100    100     72     72     72      1      0
July 2003...........    100    100     64     64     64      1      0
July 2004...........    100    100     54     54     54      1      0
July 2005...........    100    100     44     44     44      1      0
July 2006...........    100    100     33     33     33      1      0
July 2007...........    100    100     22     22     22      1      0
July 2008...........    100    100     11     11     11      1      0
July 2009...........    100     33      1      1      1      1      0
July 2010...........    100      0      0      0      0      1      0
July 2011...........    100      0      0      0      0      1      0
July 2012...........    100      0      0      0      0      1      0
July 2013...........    100      0      0      0      0      1      0
July 2014...........    100      0      0      0      0      1      0
July 2015...........    100      0      0      0      0      1      0
July 2016...........    100      0      0      0      0      1      0
July 2017...........    100      0      0      0      0      1      0
July 2018...........    100      0      0      0      0      1      0
July 2019...........    100      0      0      0      0      1      0
July 2020...........    100      0      0      0      0      1      0
July 2021...........      0      0      0      0      0      1      0
July 2022...........      0      0      0      0      0      1      0
July 2023...........      0      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   27.3   15.8   11.5   11.5   11.5    7.7    2.5

                                     P Class
                    -----------------------------------------

                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    95%    175%   200%   250%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100
July 1994...........   100    100     64     64     64     64
July 1995...........   100    100      0      0      0      0
July 1996...........   100    100      0      0      0      0
July 1997...........   100    100      0      0      0      0
July 1998...........   100    100      0      0      0      0
July 1999...........   100    100      0      0      0      0
July 2000...........   100    100      0      0      0      0
July 2001...........   100    100      0      0      0      0
July 2002...........   100    100      0      0      0      0
July 2003...........   100    100      0      0      0      0
July 2004...........   100    100      0      0      0      0
July 2005...........   100    100      0      0      0      0
July 2006...........   100    100      0      0      0      0
July 2007...........   100    100      0      0      0      0
July 2008...........   100    100      0      0      0      0
July 2009...........   100    100      0      0      0      0
July 2010...........   100     58      0      0      0      0
July 2011...........   100      0      0      0      0      0
July 2012...........   100      0      0      0      0      0
July 2013...........   100      0      0      0      0      0
July 2014...........   100      0      0      0      0      0
July 2015...........   100      0      0      0      0      0
July 2016...........   100      0      0      0      0      0
July 2017...........   100      0      0      0      0      0
July 2018...........   100      0      0      0      0      0
July 2019...........   100      0      0      0      0      0
July 2020...........   100      0      0      0      0      0
July 2021...........     0      0      0      0      0      0
July 2022...........     0      0      0      0      0      0
July 2023...........     0      0      0      0      0      0
Weighted Average
 Life (years)**.....  27.6   17.1    1.2    1.2    1.2    1.2

                              FG, SG and SH Classes
                    -----------------------------------------

                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    95%    175%   200%   250%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100
July 1994...........   100    100    100    100    100    100
July 1995...........   100    100     88     88     88     24
July 1996...........   100    100     15     15     15      0
July 1997...........   100    100      0      0      0      0
July 1998...........   100    100      0      0      0      0
July 1999...........   100    100      0      0      0      0
July 2000...........   100    100      0      0      0      0
July 2001...........   100    100      0      0      0      0
July 2002...........   100    100      0      0      0      0
July 2003...........   100    100      0      0      0      0
July 2004...........   100    100      0      0      0      0
July 2005...........   100    100      0      0      0      0
July 2006...........   100    100      0      0      0      0
July 2007...........   100    100      0      0      0      0
July 2008...........   100    100      0      0      0      0
July 2009...........   100    100      0      0      0      0
July 2010...........   100    100      0      0      0      0
July 2011...........   100     92      0      0      0      0
July 2012...........   100     41      0      0      0      0
July 2013...........   100      0      0      0      0      0
July 2014...........   100      0      0      0      0      0
July 2015...........   100      0      0      0      0      0
July 2016...........   100      0      0      0      0      0
July 2017...........   100      0      0      0      0      0
July 2018...........   100      0      0      0      0      0
July 2019...........   100      0      0      0      0      0
July 2020...........   100      0      0      0      0      0
July 2021...........    33      0      0      0      0      0
July 2022...........     0      0      0      0      0      0
July 2023...........     0      0      0      0      0      0
Weighted Average
 Life (years)**.....  28.0   18.9    2.5    2.5    2.5    2.0

---------------
** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                              FD, SD and SE Classes
                    -----------------------------------------
                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    95%    175%   200%   250%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100
July 1994...........    100    100    100    100    100    100
July 1995...........    100    100    100    100    100    100
July 1996...........    100    100    100    100    100      0
July 1997...........    100    100     28     28     28      0
July 1998...........    100    100      0      0      0      0
July 1999...........    100    100      0      0      0      0
July 2000...........    100    100      0      0      0      0
July 2001...........    100    100      0      0      0      0
July 2002...........    100    100      0      0      0      0
July 2003...........    100    100      0      0      0      0
July 2004...........    100    100      0      0      0      0
July 2005...........    100    100      0      0      0      0
July 2006...........    100    100      0      0      0      0
July 2007...........    100    100      0      0      0      0
July 2008...........    100    100      0      0      0      0
July 2009...........    100    100      0      0      0      0
July 2010...........    100    100      0      0      0      0
July 2011...........    100    100      0      0      0      0
July 2012...........    100    100      0      0      0      0
July 2013...........    100     83      0      0      0      0
July 2014...........    100      0      0      0      0      0
July 2015...........    100      0      0      0      0      0
July 2016...........    100      0      0      0      0      0
July 2017...........    100      0      0      0      0      0
July 2018...........    100      0      0      0      0      0
July 2019...........    100      0      0      0      0      0
July 2020...........    100      0      0      0      0      0
July 2021...........    100      0      0      0      0      0
July 2022...........      0      0      0      0      0      0
July 2023...........      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   28.3   20.4    3.8    3.8    3.8    2.1

                              FK, SK and SL Classes
                    -----------------------------------------

                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    95%    175%   200%   250%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100
July 1994...........   100    100     92     92     92     92
July 1995...........   100    100     74     74     74     25
July 1996...........   100    100     53     53     53      0
July 1997...........   100    100     35     35     35      0
July 1998...........   100    100     21     21     21      0
July 1999...........   100    100     11     11      5      0
July 2000...........   100    100      4      4      0      0
July 2001...........   100    100      0      0      0      0
July 2002...........   100    100      0      0      0      0
July 2003...........   100    100      0      0      0      0
July 2004...........   100    100      0      0      0      0
July 2005...........   100    100      0      0      0      0
July 2006...........   100    100      0      0      0      0
July 2007...........   100    100      0      0      0      0
July 2008...........   100    100      0      0      0      0
July 2009...........   100    100      0      0      0      0
July 2010...........   100     91      0      0      0      0
July 2011...........   100     76      0      0      0      0
July 2012...........   100     60      0      0      0      0
July 2013...........   100     45      0      0      0      0
July 2014...........   100     30      0      0      0      0
July 2015...........   100     14      0      0      0      0
July 2016...........   100      0      0      0      0      0
July 2017...........   100      0      0      0      0      0
July 2018...........   100      0      0      0      0      0
July 2019...........   100      0      0      0      0      0
July 2020...........   100      0      0      0      0      0
July 2021...........    58      0      0      0      0      0
July 2022...........     0      0      0      0      0      0
July 2023...........     0      0      0      0      0      0
Weighted Average
 Life (years)**.....  28.1   19.7    3.4    3.4    3.3    1.8

                           F, S and SC Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100     92     75      0
July 1995...........   100    100     73     20      0
July 1996...........   100    100     51      0      0
July 1997...........   100    100     35      0      0
July 1998...........   100    100      4      0      0
July 1999...........   100    100      0      0      0
July 2000...........   100    100      0      0      0
July 2001...........   100    100      0      0      0
July 2002...........   100    100      0      0      0
July 2003...........   100    100      0      0      0
July 2004...........   100    100      0      0      0
July 2005...........   100    100      0      0      0
July 2006...........   100    100      0      0      0
July 2007...........   100    100      0      0      0
July 2008...........   100    100      0      0      0
July 2009...........   100    100      0      0      0
July 2010...........   100    100      0      0      0
July 2011...........   100    100      0      0      0
July 2012...........   100    100      0      0      0
July 2013...........   100    100      0      0      0
July 2014...........   100     99      0      0      0
July 2015...........   100     64      0      0      0
July 2016...........   100     29      0      0      0
July 2017...........   100      0      0      0      0
July 2018...........   100      0      0      0      0
July 2019...........   100      0      0      0      0
July 2020...........   100      0      0      0      0
July 2021...........   100      0      0      0      0
July 2022...........     0      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  28.7   22.4    3.1    1.5    0.6

                          FA, SA and SB Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
July 1994...........    100    100    100    100     96
July 1995...........    100    100    100    100      0
July 1996...........    100    100    100     77      0
July 1997...........    100    100    100     54      0
July 1998...........    100    100    100     27      0
July 1999...........    100    100     86      6      0
July 2000...........    100    100     75      0      0
July 2001...........    100    100     68      0      0
July 2002...........    100    100     65      0      0
July 2003...........    100    100     63      0      0
July 2004...........    100    100     61      0      0
July 2005...........    100    100     58      0      0
July 2006...........    100    100     54      0      0
July 2007...........    100    100     51      0      0
July 2008...........    100    100     48      0      0
July 2009...........    100    100     45      0      0
July 2010...........    100    100     40      0      0
July 2011...........    100    100     35      0      0
July 2012...........    100    100     30      0      0
July 2013...........    100    100     26      0      0
July 2014...........    100    100     22      0      0
July 2015...........    100    100     18      0      0
July 2016...........    100    100     15      0      0
July 2017...........    100     97     12      0      0
July 2018...........    100     79      9      0      0
July 2019...........    100     62      7      0      0
July 2020...........    100     45      5      0      0
July 2021...........    100     29      3      0      0
July 2022...........     98     13      1      0      0
July 2023...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   29.5   26.8   14.5    4.2    1.4

                          FO, SO and SP Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100     91     74      0
July 1995...........   100    100     72     17      0
July 1996...........   100    100     49      0      0
July 1997...........   100    100     32      0      0
July 1998...........   100    100     20      0      0
July 1999...........   100    100     12      0      0
July 2000...........   100    100      8      0      0
July 2001...........   100    100      5      0      0
July 2002...........   100    100      0      0      0
July 2003...........   100    100      0      0      0
July 2004...........   100    100      0      0      0
July 2005...........   100    100      0      0      0
July 2006...........   100    100      0      0      0
July 2007...........   100    100      0      0      0
July 2008...........   100    100      0      0      0
July 2009...........   100    100      0      0      0
July 2010...........   100    100      0      0      0
July 2011...........   100    100      0      0      0
July 2012...........   100    100      0      0      0
July 2013...........   100    100      0      0      0
July 2014...........   100    100      0      0      0
July 2015...........   100    100      0      0      0
July 2016...........   100     98      0      0      0
July 2017...........   100     63      0      0      0
July 2018...........   100     28      0      0      0
July 2019...........   100      0      0      0      0
July 2020...........   100      0      0      0      0
July 2021...........   100      0      0      0      0
July 2022...........    65      0      0      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  29.1   24.4    3.4    1.4    0.6

                          FM, SM and SN Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    95%    200%   250%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
July 1994...........   100    100    100    100     90
July 1995...........   100    100    100    100      0
July 1996...........   100    100    100     62      0
July 1997...........   100    100    100     26      0
July 1998...........   100    100    100      2      0
July 1999...........   100    100    100      0      0
July 2000...........   100    100    100      0      0
July 2001...........   100    100    100      0      0
July 2002...........   100    100     99      0      0
July 2003...........   100    100     96      0      0
July 2004...........   100    100     93      0      0
July 2005...........   100    100     88      0      0
July 2006...........   100    100     83      0      0
July 2007...........   100    100     78      0      0
July 2008...........   100    100     73      0      0
July 2009...........   100    100     68      0      0
July 2010...........   100    100     61      0      0
July 2011...........   100    100     53      0      0
July 2012...........   100    100     46      0      0
July 2013...........   100    100     40      0      0
July 2014...........   100    100     34      0      0
July 2015...........   100    100     28      0      0
July 2016...........   100    100     23      0      0
July 2017...........   100    100     19      0      0
July 2018...........   100    100     14      0      0
July 2019...........   100     95     11      0      0
July 2020...........   100     69      8      0      0
July 2021...........   100     44      5      0      0
July 2022...........   100     20      2      0      0
July 2023...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  29.7   27.8   18.7    3.4    1.3

---------------
** Determined as specified under "Weighted Average Lives of the Certificates" herein.

              CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion, when read in conjunction with the discussion of "Certain Federal Income Tax Consequences" in the REMIC Prospectus, describes the current federal income tax treatment of investors in the Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

REMIC Elections and Special Tax Attributes

     Elections will be made to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     As a consequence of the qualification of the Trust and the Lower Tier REMIC as REMICs, the Certificates generally will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences--Special Tax Attributes" in the REMIC Prospectus.

Taxation of Beneficial Owners of Regular Certificates

     The Notional Classes and the G, GA, SB and SN Classes will be, and certain other Classes of Certificates may be, issued with original issue discount for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount will be 200% PSA. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at that or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus. In addition, certain Classes of Certificates may be treated as having been issued at a premium for federal income tax purposes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Certificates Purchased at a Premium" in the REMIC Prospectus.

     The FJ Class will bear interest during its first twelve Interest Accrual Periods at a fixed rate. During all subsequent Interest Accrual Periods, the FJ Class will bear interest at a variable rate that is determined by reference to LIBOR as described in "Description of the Certificates--Calculation of LIBOR" herein. Fannie Mae intends to treat all interest payments on the FJ Class as included in its stated redemption price at maturity. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. Investors should be aware, however, of two sets of proposed Internal Revenue Service regulations: proposed regulations governing contingent payments that were published in the Federal Register on April 8, 1986 (the "1986 Proposed Contingent Payment Regulations"), and proposed original issue discount regulations that contain rules applicable to variable rate debt instruments and that were published in the Federal Register on December 22, 1992 (the "1992 Proposed OID Regulations"). Although neither set of proposed regulations is directly applicable to the FJ Class and all proposed regulations are subject to change before their adoption in final form, the variable rate or contingent payment principles contained in those proposed regulations may be applied to such Class. Investors are urged to consult their own tax advisors with respect to the possible application of the variable rate or contingent payment principles in those proposed regulations to the FJ Class.

     The initial interest rates on the SH, SD, SL, S, SA, SO and SM Classes are the maximum stated interest rates for those Classes. The 1992 Proposed OID Regulations provide, in effect, that a debt instrument bearing interest at a variable rate with a restriction on its minimum or maximum stated interest rate will be treated as a contingent debt instrument if the restriction is very likely to cause the interest rate during one or more accrual periods to be significantly greater or less, respectively, than the instrument's overall expected return. The 1992 Proposed OID Regulations are proposed to be effective for debt instruments issued on or after the date that is 60 days after the regulations are issued in final form. Although it is possible that the principles contained in the 1992 Proposed OID Regulations would be applied to debt instruments issued prior to that date, it is not clear whether those principles would apply to the SH, SD, SL, S, SA, SO and SM Classes. Fannie Mae, therefore, intends to treat the SH, SD, SL, S, SA, SO and SM Classes as variable rate debt instruments and not as contingent debt instruments. Investors are urged to consult with their own tax advisors regarding the possible treatment of the SH, SD, SL, S, SA, SO and SM Classes as variable rate or contingent debt instruments and the consequences of either such treatment.

Taxation of Beneficial Owners of Residual Certificates

     Under the Regulations, neither the R nor the RL Certificate will have significant value. As a result, an organization to which section 593 of the Code applies and which is the beneficial owner of the R or RL Certificate may not use its allowable deductions to offset any "excess inclusions" with respect to such Certificate. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" in the REMIC Prospectus.

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about June 20, 1993. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus. The federal income tax consequences of any consideration paid to a transferee on the transfer of the R or RL Certificate are unclear; any transferee receiving such consideration should consult its own tax advisors.

     Under the proposed IRS regulations relating to original issue discount, the Lower Tier Regular Interests would be treated as a single debt instrument for original issue discount purposes because they were issued to the Trust in a single transaction. Although there can be no assurance that final regulations will apply this aggregation rule to the Lower Tier Regular Interests, Fannie Mae intends to calculate the taxable income (or net loss) of the Trust and of the Lower Tier REMIC (and to report to the R and RL Certificateholders) by treating the Lower Tier Regular Interests as a single debt instrument. A failure of the Lower Tier Regular Interests to qualify as a single debt instrument for original issue discount purposes could result in material adverse tax consequences to the beneficial owners of the RL Class.

                             PLAN OF DISTRIBUTION

     General. The Dealer will receive the Certificates in exchange for the MBS pursuant to a Fannie Mae commitment. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect such transactions to or through dealers.

     Increase in Certificates. Fannie Mae and the Dealer may agree to offer hereby Certificates in addition to those contemplated as of the date hereof. In such event, the MBS will be increased in principal balance, but it is expected that all additional MBS will have the same characteristics as described herein under "Description of the Certificates--The MBS." The proportion that the original principal balance of each Class (and any Component) bears to the aggregate original principal balance of all the Certificates will remain the same. The dollar amounts reflected in the Principal Balance Schedules will be increased in pro rata amounts that correspond to the increase of the principal balance of the Certificates.

                                LEGAL MATTERS

     Certain legal matters will be passed upon for the Dealer by Cleary, Gottlieb, Steen & Hamilton.

No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus and the Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus Supplement and the aforementioned documents do not constitute an offer to sell or a solicitation of an offer to buy any of the Certificates offered hereby in any state to any person to whom it is unlawful to make such offer or solicitation in such state. The delivery of this Prospectus Supplement and the aforementioned documents at any time does not imply that the information contained herein or therein is correct as of any time subsequent to the date hereof or thereof.


                                 --------------

                               Table of Contents

                                          Page
                                          -----
             Prospectus Supplement

Table of Contents.......................   S- 3
Description of the Certificates.........   S- 4
Certain Additional Federal Income Tax
  Consequences..........................   S-38
Plan of Distribution....................   S-39
Legal Matters...........................   S-40

REMIC Prospectus

Prospectus Supplement...................      2
Summary of Prospectus...................      3
Description of the Certificates.........      7
The Trust Agreement.....................     20
Certain Federal Income Tax
  Consequences..........................     22
Legal Investment Considerations.........     32
Legal Opinion...........................     33
ERISA Considerations....................     33
Glossary................................     34


          $750,000,000
          Federal National
          Mortgage Association

          [FANNIE MAE LOGO]

          Guaranteed REMIC
          Pass-Through Certificates

          Fannie Mae REMIC Trust 1993-120

      ----------------------------------------
          Salomon Brothers Inc
          -------------------------------------------------------
          Prospectus Supplement
          Dated June 10, 1993

                                                                      Annex 2(f)

                             Prospectus Supplement
                             dated August 10, 1993
                                       to
                       Prospectus dated December 29, 1992
                                  relating to

                     Federal National Mortgage Association
                   Guaranteed Remic Pass-Through Certificates
                        Fannie Mae REMIC Trust 1993-179

Prospectus Supplement
(To Prospectus dated December 29, 1992)

                                $1,602,735,416

                    Federal National Mortgage Association

                               (FANNIE MAE LOGO)

                  Guaranteed REMIC Pass-Through Certificates
                       Fannie Mae REMIC Trust 1993-179

     The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1993-179 (the "Trust"). The assets of the Trust will consist of the "regular interests" in a separate trust fund (the "Lower Tier REMIC"). The assets of the Lower Tier REMIC will consist of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "MBS"), each of which will represent a beneficial interest in a pool (the "Pool") of first lien, single-family, fixed-rate residential mortgage loans (the "Mortgage Loans") having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae and offered by Fannie Mae pursuant to its Prospectus for Guaranteed Mortgage Pass-Through Certificates (the "MBS Prospectus"), available as described herein, and its Prospectus for Guaranteed REMIC Pass-Through Certificates (the "REMIC Prospectus"), accompanying this Prospectus Supplement.

     Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates--Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

                                                (Cover continued on next page)

                           ------------------------

THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE
  CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE
    AN OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OTHER THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE
      REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE
          "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES
                            EXCHANGE ACT OF 1934.

                   Original                                                 Final
                  Principal       Principal     Interest     Interest    Distribution
    Class          Balance         Type(1)        Rate       Type(1)        Date


FA ..........    $185,815,421        TAC           (2)         FLT     October 2023
-------------------------------------------------------------------------------------
SA ..........      65,000,000        TAC           (2)         INV     October 2023
-------------------------------------------------------------------------------------
SG ..........      13,506,131        TAC           (2)         INV     October 2023
-------------------------------------------------------------------------------------
FD ..........      15,000,000        TAC           (2)         FLT     October 2023
-------------------------------------------------------------------------------------
SD ..........       5,000,000        TAC           (2)         INV     October 2023
-------------------------------------------------------------------------------------
F ...........     359,095,355        TAC           (2)         FLT     October 2023
-------------------------------------------------------------------------------------
S ...........        (3)             NTL           (2)       INV/IO    October 2023
-------------------------------------------------------------------------------------
A ...........     340,896,741        TAC          5.75%        FIX     October 2023
-------------------------------------------------------------------------------------
AB ..........       1,000,000        TAC          5.75         FIX     October 2023
-------------------------------------------------------------------------------------
FE ..........      67,006,689        SUP           (2)         FLT     October 2021
-------------------------------------------------------------------------------------
SI ..........       6,375,000        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
SO ..........      11,013,865        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
SP ..........       6,000,000        SUP           (2)         INV      April 2021
-------------------------------------------------------------------------------------
SH ..........       1,657,908        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
SE ..........      26,100,000        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
SV ..........      10,969,330        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
SW...........       1,256,104        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
SX ..........       5,221,783        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
SY ..........         597,949        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
FT ..........      41,265,531        SUP           (2)         FLT     October 2021
-------------------------------------------------------------------------------------
ST ..........      11,790,152        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
FC ..........    $ 40,000,000        SUP           (2)         FLT     October 2021
-------------------------------------------------------------------------------------
VC ..........       3,300,000        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
SU ..........      24,734,210        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
B ...........      13,638,638        SUP           (4)         PO      October 2021
-------------------------------------------------------------------------------------
FM...........      50,000,000        SUP           (2)         FLT     October 2023
-------------------------------------------------------------------------------------
SM...........      10,861,781        SUP           (2)         INV     October 2021
-------------------------------------------------------------------------------------
SN ..........       3,423,934        SUP           (2)         INV     October 2023
-------------------------------------------------------------------------------------
FB ..........      99,476,106        SUP           (2)         FLT     October 2023
-------------------------------------------------------------------------------------
SB ..........      22,737,395        SUP           (2)         INV     October 2023
-------------------------------------------------------------------------------------
SC ..........      12,789,787        SUP           (2)         INV     October 2023
-------------------------------------------------------------------------------------
FK ..........      40,413,020        SUP           (2)         FLT     October 2023
-------------------------------------------------------------------------------------
SK ..........       8,659,933        SUP           (2)         INV     October 2023
-------------------------------------------------------------------------------------
SL ..........       2,886,645        SUP           (2)         INV     October 2023
-------------------------------------------------------------------------------------
FO ..........      16,302,455        SUP           (2)         FLT     October 2023
-------------------------------------------------------------------------------------
FP ..........       5,000,000        SUP           (2)         FLT     October 2023
-------------------------------------------------------------------------------------
VP ..........       6,086,416        SUP           (2)         INV     October 2023
-------------------------------------------------------------------------------------
FJ ..........      50,000,000        SUP           (2)         FLT     October 2023
-------------------------------------------------------------------------------------
SJ ..........      17,857,137        SUP           (2)         INV     October 2023
-------------------------------------------------------------------------------------
R ...........               0        NPR          0            NPR     October 2023
-------------------------------------------------------------------------------------
RL ..........               0        NPR          0            NPR     October 2023
=====================================================================================

------------------------------------------------------------------------------

(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.

(2) The FA, SA, SG, FD, SD, F, S, FE, SI, SO, SP, SH, SE, SV, SW, SX, SY, FT, ST, FC, VC, SU, FJ and SJ Classes will bear interest based on "LIBOR," the FM, SM, SN, FB, SB, SC, FK, SK and SL Classes will bear interest based on "COFI" and the FO, FP and VP Classes will bear interest based on the "3-Month Treasury Index" as described under "Description of the Certificates--Distributions of Interest" herein and "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes" in the REMIC Prospectus.

(3) The S Class will be a Notional Class, will have no principal balance and will bear interest on its notional principal balance (initially, $359,095,355). The notional principal balance of the S Class will be calculated based on the principal balance of a TAC Class. See "Description of the Certificates--General--Notional Class" herein.

(4) The B Class will be a Principal Only Class and will bear no interest.
                           ------------------------

     The Certificates will be offered by Kidder, Peabody & Co. Incorporated (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

     The Certificates will be offered by the Dealer, subject to issuance by Fannie Mae and to prior sale or to withdrawal or modification of the offer without notice, when, as and if delivered to and accepted by the Dealer, and subject to approval of certain legal matters by counsel. It is expected that the Certificates, except for the R and RL Classes, will be available through the book-entry system of the Federal Reserve Banks on or about October 29, 1993 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, New York, New York, on or about the Settlement Date.
                           ------------------------

                              Kidder, Peabody & Co.
                                Incorporated
                                August 10, 1993

(Cover continued from previous page)

     THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS ASSOCIATED WITH SUCH CERTIFICATES.

     The yield to investors in each Class will be sensitive in varying degrees to the rate of principal payments of the Mortgage Loans, the characteristics of the Mortgage Loans actually included in the Pool, the purchase price paid for the related Class and, in the case of any Floating Rate and Inverse Floating Rate Classes, the level of the applicable Index (as defined herein). Accordingly, investors should consider the following risks:

        - The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

        - Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

        - In the case of any Certificates purchased at a discount to their principal amounts, a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

        - The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the applicable Index, particularly if the interest rate thereon fluctuates as a multiple of such Index.

See "Description of the Certificates--Yield Considerations" herein.

     In addition, investors should purchase Certificates only after considering the following:

        - The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

        - The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Description of the Certificates--Reinvestment Risk" in the REMIC Prospectus.

        - Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

     The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

     These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus or the MBS Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus Supplement does not contain complete information about the Certificates. Investors should purchase Certificates only after reading this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus dated May 1, 1993 and the Fannie Mae Information Statement dated February 16, 1993 and any supplements thereto (the "Information Statement"). The MBS Prospectus and the Information Statement are incorporated herein by reference and may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-2N, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents may also be obtained from Kidder, Peabody & Co. Incorporated by writing or calling its Prospectus Department at 60 Broad Street, 6th Floor, New York, New York 10004 (telephone 212-656-1584).

                              TABLE OF CONTENTS

                                        Page
                                        ----
Description of the Certificates.......  S- 4
  General.............................  S- 4
     Structure........................  S- 4
     MBS Distributions................  S- 4
     Fannie Mae Guaranty..............  S- 4
     Characteristics of
       Certificates...................  S- 4
     Notional Class...................  S- 5
     Authorized Denominations.........  S- 5
     Distribution Dates...............  S- 5
     Calculation of Distributions.....  S- 5
     Record Date......................  S- 6
     REMIC Trust Factors..............  S- 6
     Optional Termination.............  S- 6
  The MBS.............................  S- 6
  Distributions of Interest...........  S- 7
     Categories of Classes............  S- 7
     General..........................  S- 7
     Interest Accrual Periods.........  S- 7
     Floating Rate and Inverse
       Floating Rate Classes..........  S- 7
  Calculation of LIBOR................  S- 9
  COFI................................  S- 9
  Calculation of 3-Month Treasury
     Index............................  S- 9
  Distributions of Principal..........  S-10
     Categories of Classes............  S-10
     Principal Distribution Amount....  S-10
  Structuring Assumptions.............  S-11
     Pricing Assumptions..............  S-11
     PSA Assumptions..................  S-11
  Principal Balance Schedules.........  S-12
  Characteristics of the R and
     RL Classes.......................  S-14
  Yield Considerations................  S-14
     General..........................  S-14
     The Principal Only Class.........  S-15
     The Inverse Floating Rate
       Classes........................  S-15
  Weighted Average Lives of the
     Certificates.....................  S-21
  Decrement Tables....................  S-22
Certain Additional Federal Income Tax
  Consequences........................  S-24
  REMIC Elections and Special Tax
     Attributes.......................  S-24
  Taxation of Beneficial Owners of
     Regular Certificates.............  S-24
  Taxation of Beneficial Owners of
     Residual Certificates............  S-25
Plan of Distribution..................  S-25
     General..........................  S-25
     Increase in Certificates.........  S-25
Legal Matters.........................  S-25

                       DESCRIPTION OF THE CERTIFICATES

     The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the REMIC Prospectus, the MBS Prospectus and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the respective meanings assigned to such terms in the REMIC Prospectus (including the Glossary contained therein), the MBS Prospectus or the Trust Agreement (as the context may require).

General

     Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of October 1, 1993 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as Trustee, and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

     The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     The assets of the Trust will consist of the Lower Tier Regular Interests, and the Certificates, other than the RL Class, will evidence the entire beneficial ownership interest in the distributions of principal and interest on the Lower Tier Regular Interests.

     The assets of the Lower Tier REMIC will consist of the MBS, and the Lower Tier Regular Interests and the RL Class (collectively, the "Lower Tier Interests") will in the aggregate evidence the entire beneficial ownership interest in the distributions of principal and interest on the MBS.

     MBS Distributions. The MBS will provide that principal and interest on the underlying Mortgage Loans will be passed through monthly, commencing on the 25th day of the month following the month of the initial issuance of the MBS (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day).

     Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the MBS Account. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates--Fannie Mae's Guaranty" in the REMIC Prospectus and "Description of Certificates-- The Corporation's Guaranty" in the MBS Prospectus.

     Characteristics of Certificates. The Certificates, other than the R and RL Certificates, will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. Such entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts such Certificates have been deposited are herein referred to as "Holders" or "Certificateholders." A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates--Denominations, Book-Entry Form" in the REMIC Prospectus.

     The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to the R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R and RL Certificates will be transferable at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any registration of transfer of the R or RL Certificate and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

     The distribution to the Holder of the R or RL Certificate of the proceeds of any remaining assets of the Trust or the Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of such Certificates at the office of the Paying Agent. The Paying Agent initially will be State Street.

     Notional Class. The S Class will be a Notional Class. A Notional Class will have no principal balance and will bear interest at the per annum interest rate set forth on the cover or described herein during each Interest Accrual Period on the related notional principal balance. The notional principal balance of the Notional Class will be equal to the indicated percentage of the outstanding principal balance of the following Class immediately prior to the related Distribution Date:


                                                                            Percentage of
                                                                          Principal Balance
                                                                            of Specified
                                   Class                                        Class
    -------------------------------------------------------------------   -----------------

    S..................................................................   100% of F Class

     The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the MBS or the underlying Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to any such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balance of any Notional Class.

     Authorized Denominations. The Certificates, other than the R and RL Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. Each of the R and RL Classes will be issued as a single certificate and will not have a principal balance.

     Distribution Dates. Distributions on the Certificates will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day), commencing in the month following the Settlement Date.

     Calculation of Distributions. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Classes, if any) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one month periods set forth herein under "Distributions of Interest--Interest Accrual Periods." Principal on the Certificates will be distributed on each Distribution Date in an amount equal to the sum of the aggregate distributions of principal concurrently made on the MBS and any interest accrued and added on such Distribution Date to the principal balances of the Accrual Classes, if any. See "Distributions of Principal" herein.

     Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

     REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which, when multiplied by the original principal balance of a Certificate of such Class, will equal the remaining principal balance of such Certificate after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balances of any Accrual Classes on such Distribution Date.

     Optional Termination. Consistent with its policy described under "Description of Certificates-- Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Trust or the Lower Tier REMIC through the exercise of its right to repurchase the Mortgage Loans underlying any MBS unless only one Mortgage Loan remains in the related Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

The MBS

     The MBS underlying the Certificates will have the aggregate unpaid principal balance and Pass-Through Rate set forth below and the general characteristics described in the MBS Prospectus. The Mortgage Loans will be conventional Level Payment Mortgage Loans secured by a first mortgage or deed of trust on a one- to four-family ("single-family") residential property and having an original maturity of up to 30 years, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The characteristics of the MBS and Mortgage Loans as of October 1, 1993 (the "Issue Date") are expected to be as follows:

    Aggregate Unpaid Principal Balance...................... $1,602,735,416
    MBS Pass-Through Rate...................................     7.00%
    Range of WACs (per annum percentages)................... 7.25% to 9.50%
                                241 months to 360
    Range of WAMs...........................................     months
    Approximate Weighted Average WAM........................   357 months
    Approximate Weighted Average CAGE.......................    3 months

     Following the issuance of the Certificates, Fannie Mae will prepare a Final Data Statement setting forth the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying each MBS, along with the weighted average of all the current or original WACs and the weighted average of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying the MBS as of the Issue Date. The Final Data Statement will not accompany this Prospectus Supplement but will be made available by Fannie Mae. To request the Final Data Statement, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

     Categories of Classes

     For the purpose of payments of interest, the Classes will be categorized as follows:


   Interest Type*                                    Classes
--------------------          ------------------------------------------------------

Fixed Rate                    A and AB
Floating Rate                 FA, FD, F, FE, FT, FC, FM, FB, FK, FO, FP and FJ
Inverse Floating              SA, SG, SD, S, SI, SO, SP, SH, SE, SV, SW, SX, SY, ST,
  Rate                          VC, SU, SM, SN, SB, SC, SK, SL, VP and SJ
Interest Only                 S
Principal Only                B
No Payment Residual           R and RL

     --------------------
     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     General. The interest-bearing Certificates will bear interest at the respective per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to any Accrual Classes) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

     Interest Accrual Periods. Interest to be distributed or added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one-month periods set forth below (each, an "Interest Accrual Period").


                 Classes                             Interest Accrual Period
-----------------------------------------   -----------------------------------------

FA, SA, SG, FD, SD, F, S, FE, SI, SO, SP,   One month period beginning on the
SH, SE, SV, SW, SX, SY, FT, ST, FC, VC,     25th day of the month preceding
SU, FJ and SJ (collectively, the            the month of the Distribution Date
"No Delay Classes")                         and ending on the  24th day of the
                                            month of the Distribution Date

All other interest-bearing Classes          Calendar month preceding the month in
  (collectively, the "Delay Classes")       which the Distribution Date occurs

See "Yield Considerations" herein.


     Floating Rate and Inverse Floating Rate Classes. Each of the following Classes will bear interest during its initial Interest Accrual Period at the Initial Interest Rate set forth below, and will bear interest during each Interest Accrual Period thereafter (or, in the case of the FJ and SJ Classes, after their initial twenty-four Interest Accrual Periods), subject to the applicable Maximum and Minimum Interest Rates, at the rate determined as described below:


               Initial     Maximum    Minimum                  Formula for
              Interest    Interest    Interest                Calculation of
     Class      Rate        Rate       Rate                   Interest Rate
    --------  ---------   ---------   -------   ------------------------------------------

    FA .....   3.62500%    8.50000%    0.50%             LIBOR + 50 basis points
    SA .....  11.70000%   19.20000%    0.00%              19.2% - (2.4 X LIBOR)
    SG .....  10.76179%   17.66037%    0.00%          17.66037% - (2.207548 X LIBOR)
    FD .....   3.78750%    8.00000%    0.60%             LIBOR + 60 basis points
    SD .....  12.63750%   22.20000%    0.00%               22.2% - (3 X LIBOR)
    F  .....   3.68750%    9.00000%    0.50%             LIBOR + 50 basis points
    S  .....   5.31250%    8.50000%    0.00%                   8.5% - LIBOR
    FE .....   0.00000%   15.00000%    0.00%              (4.4 X LIBOR) - 14.3%
    SI .....  10.50000%   10.50000%    0.00%             20.51% - (3.08 X LIBOR)
    SO .....  13.82186%   13.82186%    0.00%         26.9987% - (4.05441315 X LIBOR)
    SP .....  13.12500%   13.12500%    0.00%            25.6375% - (3.85 X LIBOR)
    SH .....  13.12500%   13.12500%    0.00%            25.6375% - (3.85 X LIBOR)
    SE .....  13.12500%   13.12500%    0.00%            25.6375% - (3.85 X LIBOR)
    SV .....  19.00000%   19.00000%    0.00%         39.1875% - (6.21153846 X LIBOR)
    SW .....  19.00000%   19.00000%    0.00%        361.21739% - (54.24425029 X LIBOR)
    SX .....  19.00000%   19.00000%    0.00%         39.1875% - (6.21153846 X LIBOR)
    SY .....  19.00000%   19.00000%    0.00%        361.21739% - (54.24425029 X LIBOR)
    FT .....   3.82500%    9.00000%    0.70%             LIBOR + 70 basis points
    ST .....  18.11250%   29.05000%    0.00%              29.05% - (3.5 X LIBOR)
    FC .....   0.00000%   13.00000%    0.00%            (4.25 X LIBOR) - 13.5625%
    VC .....  15.16667%   15.16667%    0.00%         30.98958% - (4.95833333 X LIBOR)
    SU .....  19.00000%   19.00000%    0.00%         38.82211% - (6.21153846 X LIBOR)
    FM .....   5.30000%    9.00000%    1.25%             COFI + 125 basis points
    SM .....  12.95000%   27.12500%    0.00%              27.125% - (3.5 X COFI)
    SN .....  12.95000%   27.12500%    0.00%              27.125% - (3.5 X COFI)
    FB .....   5.40000%    9.50000%    1.35%             COFI + 135 basis points
    SB .....  12.03125%   29.75000%    0.00%             29.75% - (4.375 X COFI)
    SC .....  10.50000%   10.50000%    0.00%         63.38888% - (7.77777778 X COFI)
    FK .....   5.50000%    9.00000%    1.45%             COFI + 145 basis points
    SK .....  12.83333%   31.73333%    0.00%         31.73333% - (4.66666667 X COFI)
    SL .....  10.50000%   10.50000%    0.00%               105.7% - (14 X COFI)
    FO .....   4.00000%    9.00000%    4.00%     3-Month Treasury Index + 70 basis points
    FP .....   4.00000%    9.00000%    4.00%     3-Month Treasury Index + 70 basis points
    VP .....  17.50000%   17.50000%    0.00%     29.05% - (3.5 X 3-Month Treasury Index)
    FJ*.....   4.45000%    9.50000%    1.15%             LIBOR + 115 basis points
    SJ*.....  14.14000%   23.38000%    0.00%              23.38% - (2.8 X LIBOR)

     -------------------------

     * The FJ and SJ Classes will each bear interest during their initial twenty-four Interest Accrual Periods at their respective Initial Interest Rates set forth in the table above.

     The yields with respect to such Classes will be affected by changes in the applicable index, as set forth in the table above (each, an "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of an Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of an Index.

     Each Index value (except COFI) will be established as described herein by Fannie Mae two business days prior to the commencement of the related Interest Accrual Period. See "COFI" below for a description of how COFI is established. The establishment of the Index value by Fannie Mae and Fannie Mae's determination of the rate of interest for the applicable Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

     On each LIBOR Determination Date, until the principal balances of the FA, SA, SG, FD, SD, F, S, FE, SI, SO, SP, SH, SE, SV, SW, SX, SY, FT, ST, FC, VC, SU, FJ and SJ Classes (the "LIBOR Classes") have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC Prospectus under "Description of the Certificates-- Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR."

     If on the initial LIBOR Determination Date Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be 3.125%.

COFI

     Except as otherwise specified below, the amount of interest which will accrue in respect of the FM, SM, SN, FB, SB, SC, FK, SK and SL Classes (the "COFI Classes") during each Interest Accrual Period following their Initial Interest Accrual Period will be determined on the basis of the Eleventh District Cost of Funds Index for the second month next preceding the month in which such Interest Accrual Period commences if such Eleventh District Cost of Funds Index for such second preceding month is published on or before the tenth day of the month in which such Interest Accrual Period commences. For example, if the Eleventh District Cost of Funds Index for May is announced on or before July 10, interest accrued on the COFI Classes for the Interest Accrual Period commencing in July and distributable in August will be based on the Eleventh District Cost of Funds Index relating to May. If the Eleventh District Cost of Funds Index for the applicable month is not published on or before the tenth day of the second following month, interest will accrue on the COFI Classes at a rate determined as provided in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI." Under certain circumstances, an alternative index may be applicable to the COFI Classes. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level, and, particularly if LIBOR is the alternative index, could increase its volatility.

     For information regarding historical values of the Eleventh District Cost of Funds Index as reported by the Federal Home Loan Bank of San Francisco ("FHLBSF"), see "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI" in the REMIC Prospectus.

     The values of the Eleventh District Cost of Funds Index as reported by the FHLBSF for the following months were as follows:

                                       Month                             COFI
               ------------------------------------------------------   -------
               December 1992.........................................    4.432%
               January 1993..........................................    4.360%
               February 1993.........................................    4.333%
               March 1993............................................    4.245%
               April 1993............................................    4.171%
               May 1993..............................................    4.103%
               June 1993.............................................    4.050%

Calculation of 3-Month Treasury Index

     On each Treasury Index Determination Date, until the principal balances of the FO, FP and VP Classes (the "3-Month Treasury Index Classes") have been reduced to zero, Fannie Mae will ascertain the average level of the 3-Month Treasury Index in effect for the week ending on the last Friday immediately preceding the related Treasury Index Determination Date. The 3-Month Treasury Index for any period means the rate, expressed as a per annum rate and adjusted to a coupon equivalent yield, determined at the weekly auction of U.S. Treasury Bills with a maturity of three months as published by the Federal Reserve Board in its Statistical Release No.
H.15 (519) under the category "Auction average (investment)." See "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--Treasury Index" in the REMIC Prospectus.

Distributions of Principal

     Categories of Classes

     For the purpose of payments of principal, the Classes will be categorized as follows:

  Principal Type*                               Classes
--------------------    -------------------------------------------------------
TAC                     FA, SA, SG, FD, SD, F, A and AB
Notional                S
Support                 FE, SI, SO, SP, SH, SE, SV, SW, SX, SY, FT, ST, FC, VC,
                          SU, B, FM, SM, SN, FB, SB, SC, FK, SK, SL, FO, FP, VP, FJ and SJ
No Payment Residual     R and RL

      ---------------------
      * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     Principal Distribution Amount

     Principal will be distributed monthly on the Certificates in an amount (the "Principal Distribution Amount") equal to the aggregate distributions of principal concurrently made on the MBS.

--------------------------------------------------------------------------------
     (a) On each Distribution Date, the Principal Distribution
Amount will be distributed as principal of the TAC Classes as follows, until the principal balances thereof are reduced to their respective Targeted Balances for such Distribution Date:
                                                                           TAC
          (i) 65.3007200607% of such amount, concurrently, to the        Classes
     FA, SA, SG, FD, SD and F Classes, in the proportions of
     28.8794744090%, 10.1023145791%, 2.0991259094%,
     2.3313033644%, 0.7771011215% and 55.8106806166%,
     respectively; and

          (ii) 34.6992799393% of such amount, sequentially, to the A and AB Classes, in that order.

--------------------------------------------------------------------------------

     (b) On each Distribution Date, the excess of the Principal
Distribution Amount over the amount applied pursuant to paragraph
(a) above will be distributed as principal of the Classes specified below as follows, until the principal balances thereof
(other than the FM Class) are reduced to zero:

          (i) 97.6054458556% of such amount, concurrently, to the
     FE, SI, SO, SE, FT, ST, FC, VC, SU, FM, SM, SV, SW, SX, SY
     and B Classes, in the proportions of 21.4663707576%,
     2.0423052627%, 3.5284195219%, 8.3614380166%, 13.2198919418%,
     3.7771120749%, 12.8144643933%, 1.0571933124%, 7.9238913335%,
     12.1789412833%, 3.4796976468%, 3.5141522176%, 0.4024074996%,       Support
     1.6728588081%, 0.1915599043% and 4.3692960256%,                    Classes
     respectively; and

          (ii) 2.3945541444% of such amount, sequentially, to the SP and SH Classes, in that order.

     (c) On each Distribution Date, the excess of the Principal Distribution Amount over the amounts applied pursuant to paragraphs (a) and (b) above will be distributed, concurrently, to the FB, SB, SC, FK, SK, SL, FM, SN, FO, FP, VP, FJ and SJ Classes, in the proportions of 33.4242469462%, 7.6398276526%,
4.2974038316%, 13.5788865753%, 2.9097614570%, 0.9699207097%,
4.0265792167%, 1.1504513008%, 5.4776700020%, 1.6800138390%,
2.0450526220%, 16.8001383901% and 6.0000474570%, respectively, until the principal balances thereof are reduced to zero.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (d) On each Distribution Date, the excess of the Principal
Distribution Amount over the amounts applied pursuant to
paragraphs TAC (a) through (c) above will be distributed as              TAC
principal of the TAC Classes Classes as set forth in paragraphs        Classes
(a)(i) and (a)(ii) above, without regard to the Targeted Balances and until the principal balances thereof are reduced to zero.
--------------------------------------------------------------------------------


Structuring Assumptions

     Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumptions (the "Pricing Assumptions"):

        - each Mortgage Loan bears interest at a rate of 7.60% per annum and has an original term to maturity of 360 months, and the following principal amounts of the Mortgage Loans have the remaining terms to maturity and CAGEs, respectively, as specified:

                 $416,711,208     360 months      0 months
                 $416,711,208     358 months      2 months
                 $416,711,208     357 months      3 months
                 $192,328,250     354 months      6 months
                 $160,273,542     350 months     10 months

        - the Mortgage Loans prepay at the constant percentages of PSA specified in the related table;

        - the closing date for the sale of the Certificates is the Settlement Date; and

        - the first Distribution Date for the Certificates occurs in the month following the Settlement Date.

     PSA Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Public Securities Association's standard prepayment model ("PSA"). To assume a specified rate of PSA (for example, 225% PSA) is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates--Prepayment Considerations and Risks" in the REMIC Prospectus. There is no assurance that prepayments will occur at any PSA rate or at any other constant rate.

     The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the Mortgage Loans prepay at the approximate constant level set forth in the following table.

 Principal Balance
Schedule References    Related Classes     PSA Level
-------------------    ----------------    ----------
Targeted Balances      TAC                    225%

     There is no assurance that the principal balances of the Classes listed above will conform on any Distribution Date to the applicable balances specified for such Distribution Date in the Principal Balance Schedules below, or that distributions of principal on the related Classes will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal available for distribution on any Distribution Date over the amount necessary to reduce the principal balances of the applicable Classes to their respective scheduled balances will be distributed, the ability to so reduce the principal balances of such Classes will not be enhanced by the averaging of high and low principal payments. Moreover, because of the diverse remaining terms to maturity of the Mortgage Loans (which may include recently originated Mortgage Loans), the Classes specified above may not be reduced to their respective scheduled amounts, even if prepayments occur at the rate specified above.



                         Principal Balance Schedules

                        FA Class        SA Class        SG Class        FD Class        SD Class        F Class
    Distribution        Targeted        Targeted        Targeted        Targeted        Targeted        Targeted
        Date            Balance          Balance         Balance         Balance        Balance         Balance
------------------------------------ --------------- --------------- --------------- -------------- ----------------

Initial Balance..... $ 185,815,421.00 $ 65,000,000.00 $ 13,506,131.00 $ 15,000,000.00 $ 5,000,000.00 $ 359,095,355.00
November 1993.......   185,129,559.02   64,760,078.96   13,456,278.62   14,944,633.61   4,981,544.54   357,769,900.69
December 1993.......   184,328,892.77   64,479,998.30   13,398,081.60   14,879,999.61   4,959,999.87   356,222,582.76
January 1994........   183,413,808.19   64,159,893.02   13,331,568.00   14,806,129.16   4,935,376.39   354,454,147.08
February 1994.......   182,384,822.99   63,799,944.22   13,256,775.45   14,723,064.05   4,907,688.02   352,465,594.11
March 1994..........   181,242,586.62   63,400,379.08   13,173,751.16   14,630,856.71   4,876,952.24   350,258,178.96
April 1994..........   179,987,880.07   62,961,470.80   13,082,551.89   14,529,570.19   4,843,190.06   347,833,410.91
May 1994............   178,621,615.39   62,483,538.44   12,983,243.93   14,419,278.10   4,806,426.03   345,193,052.56
June 1994...........   177,144,834.97   61,966,946.61   12,875,903.06   14,300,064.60   4,766,688.20   342,339,118.34
July 1994...........   175,558,710.54   61,412,105.22   12,760,614.43   14,172,024.28   4,724,008.09   339,273,872.68
August 1994.........   173,864,541.96   60,819,468.95   12,637,472.54   14,035,262.06   4,678,420.69   335,999,827.57
September 1994......   172,063,755.70   60,189,536.80   12,506,581.06   13,889,893.11   4,629,964.37   332,519,739.76
October 1994........   170,157,903.13   59,522,851.46   12,368,052.76   13,736,042.64   4,578,680.88   328,836,607.32
November 1994.......   168,148,658.53   58,819,998.61   12,222,009.33   13,573,845.83   4,524,615.28   324,953,665.86
December 1994.......   166,037,816.86   58,081,606.13   12,068,581.25   13,403,447.57   4,467,815.86   320,874,384.20
January 1995........   163,827,291.26   57,308,343.27   11,907,907.56   13,225,002.29   4,408,334.10   316,602,459.57
February 1995.......   161,519,110.38   56,500,919.67   11,740,135.73   13,038,673.77   4,346,224.59   312,141,812.38
March 1995..........   159,115,415.36   55,660,084.31   11,565,421.39   12,844,634.84   4,281,544.95   307,496,580.53
April 1995..........   156,618,456.76   54,786,624.46   11,383,928.11   12,643,067.18   4,214,355.73   302,671,113.24
May 1995............   154,030,591.03   53,881,364.44   11,195,827.18   12,434,161.02   4,144,720.34   297,669,964.47
June 1995...........   151,354,276.99   52,945,164.35   11,001,297.32   12,218,114.85   4,072,704.95   292,497,885.99
July 1995...........   148,602,915.33   51,982,711.90   10,801,312.56   11,996,010.44   3,998,670.15   287,180,775.13
August 1995.........   145,778,780.01   50,994,802.53   10,596,038.20   11,768,031.35   3,922,677.12   281,723,026.43
September 1995......   142,884,230.08   49,982,261.46   10,385,645.71   11,534,368.03   3,844,789.34   276,129,198.79
October 1995........   139,921,705.73   48,945,942.29   10,170,312.44   11,295,217.45   3,765,072.48   270,404,008.03
November 1995.......   136,906,528.95   47,891,204.80    9,951,152.09   11,051,816.49   3,683,938.83   264,577,064.44
December 1995.......   133,840,843.98   46,818,799.06    9,728,320.51   10,804,338.24   3,601,446.08   258,652,511.84
January 1996........   130,726,857.58   45,729,497.03    9,501,978.11   10,552,960.85   3,517,653.62   252,634,614.91
February 1996.......   127,594,359.19   44,633,719.33    9,274,290.16   10,300,089.08   3,433,363.03   246,580,942.87
March 1996..........   124,472,182.58   43,541,552.28    9,047,352.45   10,048,050.53   3,349,350.18   240,547,218.05
April 1996..........   121,360,769.36   42,453,150.37    8,821,197.08    9,796,880.85   3,265,626.95   234,534,293.87
May 1996............   118,287,984.20   41,378,260.92    8,597,849.42    9,548,829.44   3,182,943.15   228,596,019.91
June 1996...........   115,253,355.89   40,316,719.10    8,377,275.23    9,303,858.25   3,101,286.08   222,731,485.51
July 1996...........   112,256,418.90   39,268,362.06    8,159,440.65    9,061,929.71   3,020,643.24   216,939,791.01
August 1996.........   109,296,713.34   38,233,028.93    7,944,312.27    8,823,006.68   2,941,002.23   211,220,047.64
September 1996......   106,373,784.86   37,210,560.77    7,731,857.05    8,587,052.49   2,862,350.83   205,571,377.40
October 1996........   103,487,184.64   36,200,800.59    7,522,042.39    8,354,030.90   2,784,676.97   199,992,912.90
November 1996.......   100,636,469.28   35,203,593.26    7,314,836.04    8,123,906.14   2,707,968.71   194,483,797.24
December 1996.......    97,821,200.75   34,218,785.58    7,110,206.16    7,896,642.83   2,632,214.28   189,043,183.92
January 1997........    95,040,946.30   33,246,226.15    6,908,121.32    7,672,206.04   2,557,402.01   183,670,236.67
February 1997.......    92,295,278.46   32,285,765.45    6,708,550.43    7,450,561.26   2,483,520.42   178,364,129.33
March 1997..........    89,583,774.90   31,337,255.74    6,511,462.79    7,231,674.40   2,410,558.13   173,124,045.77
April 1997..........    86,906,018.41   30,400,551.08    6,316,828.08    7,015,511.79   2,338,503.93   167,949,179.71
May 1997............    84,261,596.86   29,475,507.29    6,124,616.35    6,802,040.14   2,267,346.71   162,838,734.65
June 1997...........    81,650,103.05   28,561,981.94    5,934,797.99    6,591,226.60   2,197,075.53   157,791,923.74
July 1997...........    79,071,134.77   27,659,834.32    5,747,343.78    6,383,038.69   2,127,679.56   152,807,969.63
August 1997.........    76,524,294.64   26,768,925.45    5,562,224.83    6,177,444.33   2,059,148.11   147,886,104.41
September 1997......    74,009,190.13   25,889,117.99    5,379,412.60    5,974,411.84   1,991,470.61   143,025,569.45
October 1997........    71,525,433.41   25,020,276.29    5,198,878.91    5,773,909.91   1,924,636.64   138,225,615.31
November 1997.......    69,072,641.40   24,162,266.33    5,020,595.91    5,575,907.62   1,858,635.87   133,485,501.64
December 1997.......    66,650,435.63   23,314,955.74    4,844,536.10    5,380,374.40   1,793,458.13   128,804,497.04
January 1998........    64,258,442.22   22,478,213.71    4,670,672.29    5,187,280.09   1,729,093.36   124,181,878.97

                            A Class         AB Class
    Distribution            Targeted        Targeted
        Date                Balance         Balance
---------------------   ---------------- --------------
Initial Balance.....     $ 340,896,741.00 $ 1,000,000.00
November 1993.......       339,634,768.38   1,000,000.00
December 1993.......       338,161,558.13   1,000,000.00
January 1994........       336,477,820.40   1,000,000.00
February 1994.......       334,584,507.75   1,000,000.00
March 1994..........       332,482,815.15   1,000,000.00
April 1994..........       330,174,179.63   1,000,000.00
May 1994............       327,660,279.35   1,000,000.00
June 1994...........       324,943,032.26   1,000,000.00
July 1994...........       322,024,594.33   1,000,000.00
August 1994.........       318,907,357.27   1,000,000.00
September 1994......       315,593,945.76   1,000,000.00
October 1994........       312,087,214.30   1,000,000.00
November 1994.......       308,390,243.53   1,000,000.00
December 1994.......       304,506,336.13   1,000,000.00
January 1995........       300,439,012.26   1,000,000.00
February 1995.......       296,192,004.57   1,000,000.00
March 1995..........       291,769,252.76   1,000,000.00
April 1995..........       287,174,897.75   1,000,000.00
May 1995............       282,413,275.42   1,000,000.00
June 1995...........       277,488,909.91   1,000,000.00
July 1995...........       272,426,458.26   1,000,000.00
August 1995.........       267,230,104.51   1,000,000.00
September 1995......       261,904,189.23   1,000,000.00
October 1995........       256,453,202.36   1,000,000.00
November 1995.......       250,905,336.05   1,000,000.00
December 1995.......       245,264,535.64   1,000,000.00
January 1996........       239,534,861.56   1,000,000.00
February 1996.......       233,771,125.79   1,000,000.00
March 1996..........       228,026,381.89   1,000,000.00
April 1996..........       222,301,442.39   1,000,000.00
May 1996............       216,647,577.79   1,000,000.00
June 1996...........       211,063,921.05   1,000,000.00
July 1996...........       205,549,615.60   1,000,000.00
August 1996.........       200,103,815.23   1,000,000.00
September 1996......       194,725,683.99   1,000,000.00
October 1996........       189,414,396.04   1,000,000.00
November 1996.......       184,169,135.52   1,000,000.00
December 1996.......       178,989,096.46   1,000,000.00
January 1997........       173,873,482.66   1,000,000.00
February 1997.......       168,821,507.52   1,000,000.00
March 1997..........       163,832,393.99   1,000,000.00
April 1997..........       158,905,374.43   1,000,000.00
May 1997............       154,039,690.47   1,000,000.00
June 1997...........       149,234,592.93   1,000,000.00
July 1997...........       144,489,341.73   1,000,000.00
August 1997.........       139,803,205.70   1,000,000.00
September 1997......       135,175,462.57   1,000,000.00
October 1997........       130,605,398.79   1,000,000.00
November 1997.......       126,092,309.45   1,000,000.00
December 1997.......       121,635,498.21   1,000,000.00
January 1998........       117,234,277.11   1,000,000.00




                        FA Class        SA Class        SG Class        FD Class        SD Class        F Class
    Distribution        Targeted        Targeted        Targeted        Targeted        Targeted        Targeted
        Date            Balance          Balance         Balance         Balance        Balance         Balance
------------------------------------ --------------- --------------- --------------- -------------- ----------------
February 1998....... $  61,896,291.83 $ 21,651,911.06 $  4,498,977.65 $  4,996,594.86 $ 1,665,531.62 $ 119,616,933.65
March 1998..........    59,563,619.56   20,835,920.13    4,329,425.64    4,808,289.26   1,602,763.09   115,108,955.95
April 1998..........    57,260,064.97   20,030,114.85    4,161,990.08    4,622,334.20   1,540,778.07   110,657,249.25
May 1998............    54,985,271.96   19,234,370.64    3,996,645.07    4,438,700.92   1,479,566.97   106,261,125.42
June 1998...........    52,738,888.77   18,448,564.45    3,833,365.05    4,257,361.03   1,419,120.34   101,919,904.61
July 1998...........    50,520,567.86   17,672,574.72    3,672,124.76    4,078,286.47   1,359,428.82    97,632,915.26
August 1998.........    48,329,965.95   16,906,281.35    3,512,899.24    3,901,449.54   1,300,483.18    93,399,493.90
September 1998......    46,166,743.89   16,149,565.72    3,355,663.85    3,726,822.86   1,242,274.29    89,218,985.14
October 1998........    44,030,566.63   15,402,310.61    3,200,394.23    3,554,379.37   1,184,793.12    85,090,741.49
November 1998.......    41,921,103.21   14,664,400.26    3,047,066.32    3,384,092.37   1,128,030.79    81,014,123.35
December 1998.......    39,838,026.65   13,935,720.29    2,895,656.37    3,215,935.45   1,071,978.48    76,988,498.84
January 1999........    37,781,013.98   13,216,157.71    2,746,140.88    3,049,882.55   1,016,627.52    73,013,243.74
February 1999.......    35,749,746.07   12,505,600.89    2,598,496.68    2,885,907.90     961,969.30    69,087,741.42
March 1999..........    33,743,907.74   11,803,939.58    2,452,700.84    2,723,986.06     907,995.35    65,211,382.69
April 1999..........    31,763,187.57   11,111,064.85    2,308,730.73    2,564,091.89     854,697.30    61,383,565.78
May 1999............    29,807,277.95   10,426,869.07    2,166,563.99    2,406,200.56     802,066.85    57,603,696.18
June 1999...........    27,875,874.97    9,751,245.96    2,026,178.54    2,250,287.53     750,095.84    53,871,186.60
July 1999...........    25,968,678.44    9,084,090.49    1,887,552.56    2,096,328.57     698,776.19    50,185,456.89
August 1999.........    24,085,391.76    8,425,298.91    1,750,664.47    1,944,299.75     648,099.92    46,545,933.91
September 1999......    22,225,721.99    7,774,768.75    1,615,493.00    1,794,177.40     598,059.13    42,952,051.47
October 1999........    20,389,379.69    7,132,398.77    1,482,017.11    1,645,938.18     548,646.06    39,403,250.26
November 1999.......    18,576,078.94    6,498,088.93    1,350,216.01    1,499,558.98     499,852.99    35,898,977.74
December 1999.......    16,785,537.31    5,871,740.46    1,220,069.17    1,355,017.03     451,672.34    32,438,688.07
January 2000........    15,017,475.79    5,253,255.74    1,091,556.31    1,212,289.79     404,096.60    29,021,842.05
February 2000.......    13,271,618.73    4,642,538.34      964,657.40    1,071,355.00     357,118.33    25,647,907.00
March 2000..........    11,547,693.83    4,039,493.03      839,352.65      932,190.70     310,730.23    22,316,356.70
April 2000..........     9,845,432.12    3,444,025.71      715,622.50      794,775.16     264,925.05    19,026,671.32
May 2000............     8,164,567.86    2,856,043.42      593,447.64      659,086.94     219,695.65    15,778,337.34
June 2000...........     6,504,838.56    2,275,454.34      472,808.99      525,104.85     175,034.95    12,570,847.45
July 2000...........     4,865,984.90    1,702,167.76      353,687.70      392,807.94     130,935.98     9,403,700.53
August 2000.........     3,247,750.70    1,136,094.06      236,065.16      262,175.55      87,391.85     6,276,401.52
September 2000......     1,649,882.90      577,144.72      119,922.96      133,187.24      44,395.75     3,188,461.35
October 2000........        72,131.52       25,232.29        5,242.93        5,822.84       1,940.95       139,396.91
November 2000 and
 thereafter.........             0.00            0.00            0.00            0.00           0.00             0.00


                          A Class         AB Class
    Distribution          Targeted        Targeted
        Date              Balance         Balance
---------------------  ---------------- --------------
February 1998.......   $ 112,887,966.57 $ 1,000,000.00
March 1998..........     108,595,895.21   1,000,000.00
April 1998..........     104,357,399.81   1,000,000.00
May 1998............     100,171,825.17   1,000,000.00
June 1998...........      96,038,524.02   1,000,000.00
July 1998...........      91,956,856.94   1,000,000.00
August 1998.........      87,926,192.25   1,000,000.00
September 1998......      83,945,905.95   1,000,000.00
October 1998........      80,015,381.57   1,000,000.00
November 1998.......      76,134,010.13   1,000,000.00
December 1998.......      72,301,190.01   1,000,000.00
January 1999........      68,516,326.90   1,000,000.00
February 1999.......      64,778,833.69   1,000,000.00
March 1999..........      61,088,130.38   1,000,000.00
April 1999..........      57,443,644.00   1,000,000.00
May 1999............      53,844,808.54   1,000,000.00
June 1999...........      50,291,064.83   1,000,000.00
July 1999...........      46,781,860.49   1,000,000.00
August 1999.........      43,316,649.85   1,000,000.00
September 1999......      39,894,893.83   1,000,000.00
October 1999........      36,516,059.90   1,000,000.00
November 1999.......      33,179,621.99   1,000,000.00
December 1999.......      29,885,060.42   1,000,000.00
January 2000........      26,631,861.78   1,000,000.00
February 2000.......      23,419,518.92   1,000,000.00
March 2000..........      20,247,530.83   1,000,000.00
April 2000..........      17,115,402.57   1,000,000.00
May 2000............      14,022,645.21   1,000,000.00
June 2000...........      10,968,775.75   1,000,000.00
July 2000...........       7,953,317.05   1,000,000.00
August 2000.........       4,975,797.78   1,000,000.00
September 2000......       2,035,752.28   1,000,000.00
October 2000........               0.00     132,720.59
November 2000 and
 thereafter.........               0.00           0.00

Characteristics of the R and RL Classes

     The R and RL Certificates will not have principal balances and will not bear interest. The Holder of the R Certificate will be entitled to receive the proceeds of the remaining assets of the Trust, if any, after the principal balances of all Classes have been reduced to zero, and the Holder of the RL Certificate will be entitled to receive the proceeds of the remaining assets of the Lower Tier REMIC, if any, after the principal balances of the Lower Tier Interests have been reduced to zero. It is not anticipated that there will be any material assets remaining in either such circumstance.

     The R Class and the RL Class will be subject to certain transfer restrictions. No transfer of record or beneficial ownership of an R or RL Certificate will be allowed to a "disqualified organization." In addition, no transfer of record or beneficial ownership of an R or RL Certificate will be allowed to any person that is not a "U.S. Person" without the written consent of Fannie Mae. Under regulations issued by the Treasury Department on December 23, 1992 (the "Regulations"), a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The R and RL Certificates will constitute noneconomic residual interests under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, Fannie Mae will be obligated to provide to such Holders (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Certificates that may be required under the Code.

Yield Considerations

     General. There can be no assurance that the Mortgage Loans will have the characteristics assumed herein or will prepay at any of the rates assumed herein or at any other particular rate, that the pre-tax yields on the Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of the Certificates will be as assumed. In addition, there can be no assurance that the applicable Index will correspond to the levels shown herein. Because the rate of principal distributions on the Certificates will be related to the amortization of the Mortgage Loans in each Pool, which are likely to include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal distributions on the Certificates are likely to differ from those assumed, even if all Mortgage Loans prepay at the indicated constant percentages of PSA. In addition, it is not likely that the Mortgage Loans will prepay at a constant PSA rate until maturity, that all of such Mortgage Loans will prepay at the same rate or that the level of the applicable Index will remain constant.

     The timing of changes in the rate of prepayments or the level of the applicable Index may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments or the average level of such Index is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans or change in the level of an Index, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments or the level of an Index occurring at a rate or level higher (or lower) than the rate or level anticipated by the investor during the period immediately following the issuance of the

Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments or level of such Index.

     The effective yield on the Delay Classes will be reduced below the yield otherwise produced because principal and interest payable on a Distribution Date will not be distributed until the 25th day following the end of the related Interest Accrual Period and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market value of the Delay Classes will be lower than would have been the case if there were no such delay. Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

     The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of certain Classes to various constant percentages of PSA and, where specified, to changes in the applicable Index. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered.

     The Principal Only Class. The B Class will be a principal only class and will not bear interest. As indicated in the table below, a low rate of principal payments (including prepayments) will have a negative effect on the yield to investors in the B Class.

     The information set forth in the following table has been prepared on the basis of the Pricing Assumptions and on the assumption that the aggregate purchase price of the B Class (expressed as a percentage of original principal balance) is as follows:

                               Class                                  Price
-------------------------------------------------------------------   ------
B..................................................................   73.50%

                              Sensitivity of the B Class to Prepayments

                                              PSA Prepayment Assumption
                                      ------------------------------------------
                                       50%     100%     225%     300%      500%
                                      -----    -----    -----    -----    ------
Pre-Tax Yields to Maturity.........    1.5%     1.9%     3.5%     6.5%     22.6%

     The Inverse Floating Rate Classes. The yields to investors in the Inverse Floating Rate Classes will be sensitive in varying degrees to the level of the applicable Index and to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. As indicated in the tables below, a high level of the applicable Index will have a negative effect on the yields to investors in the Inverse Floating Rate Classes. It is possible that, under certain Index or prepayment scenarios, investors in the SA, SD, S, SV and SU Classes would not fully recoup their initial investments.

     Changes in the applicable Index may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of such Index.

     The information set forth in the following tables was prepared on the basis of the Pricing Assumptions and the assumptions that (i) (a) the interest rates applicable to the Inverse Floating Rate Classes (other than the SJ Class) for each Interest Accrual Period subsequent to their initial Interest Accrual Period will be based on the indicated level of the applicable Index and (b) the interest rate applicable to the SJ Class for each Interest Accrual Period subsequent to its initial twenty-four Interest Accrual Periods will be based on the indicated level of LIBOR and (ii) the aggregate purchase prices of the Inverse Floating Rate Classes (expressed as percentages of original principal balances) are as follows:

                            Class                                  Price*
--------------------------------------------------------------   ----------
SA ...........................................................   101.80000%
SG ...........................................................    99.93000%
SD ...........................................................   102.25000%
S  ...........................................................    11.22000%
SI ...........................................................    90.50000%
SO ...........................................................    93.58500%
SP ...........................................................    93.50000%
SH ...........................................................    90.90000%
SE ...........................................................    92.93750%
SV ...........................................................   102.00000%
SW............................................................    92.00000%
SX ...........................................................   100.00000%
SY ...........................................................    92.00000%
ST ...........................................................    99.93771%
VC ...........................................................    95.68615%
SU ...........................................................   102.00000%
SM............................................................    99.60000%
SN ...........................................................    92.25000%
SB ...........................................................    95.00000%
SC ...........................................................    99.00000%
SK ...........................................................    96.50000%
SL ...........................................................    99.00000%
VP ...........................................................    97.02500%
SJ ...........................................................    95.20000%

-------------------------------
* The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

             Sensitivity of the SA Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)



                                                   PSA Prepayment Assumption
                                      ---------------------------------------------------
               LIBOR                    50%       100%       225%       300%       500%
-----------------------------------   -------    -------    -------    -------    -------
1.125%.............................     16.5%      16.4%      16.2%      16.2%      16.2%
3.125%.............................     11.6%      11.5%      11.3%      11.3%      11.3%
5.125%.............................      6.8%       6.7%       6.5%       6.5%       6.5%
7.125%.............................      2.0%       1.9%       1.8%       1.8%       1.8%
8.000%.............................    (0.1)%     (0.2)%     (0.3)%     (0.3)%     (0.3)%

             Sensitivity of the SG Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
1.125%.............................    15.6%     15.6%     15.6%     15.6%     15.6%
3.125%.............................    11.0%     11.0%     11.0%     11.0%     11.0%
5.125%.............................     6.5%      6.5%      6.6%      6.6%      6.6%
7.125%.............................     2.0%      2.1%      2.2%      2.2%      2.2%
8.000%.............................     0.1%      0.1%      0.2%      0.2%      0.2%

             Sensitivity of the SD Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)


                                                   PSA Prepayment Assumption
                                      ---------------------------------------------------
               LIBOR                    50%       100%       225%       300%       500%
-----------------------------------   -------    -------    -------    -------    -------
1.1875%............................     18.7%      18.5%      18.2%      18.2%      18.2%
3.1875%............................     12.5%      12.4%      12.1%      12.1%      12.1%
5.1875%............................      6.4%       6.3%       6.1%       6.1%       6.1%
7.4000%............................    (0.1)%     (0.2)%     (0.4)%     (0.4)%     (0.4)%

             Sensitivity of the S Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                    PSA Prepayment Assumption
                                      -----------------------------------------------------
               LIBOR                   50%       100%        225%        300%        500%
-----------------------------------   ------    -------    --------    --------    --------
1.1875%............................    67.5%      63.2%       51.3%       51.3%       51.4%
3.1875%............................    45.8%      41.0%       27.4%       27.4%       27.6%
5.1875%............................    24.5%      18.8%        2.0%        2.0%        2.4%
7.1875%............................     1.7%     (6.6)%     (29.7)%     (29.7)%     (28.7)%
8.5000%............................     *          *          *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

             Sensitivity of the SI Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
3.25%..............................    12.0%     12.1%     12.6%     13.7%     18.7%
5.00%..............................     6.0%      6.2%      6.7%      7.7%     12.9%
6.66%..............................     0.5%      0.7%      1.2%      2.2%      7.5%

             Sensitivity of the SO Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
3.25%..............................    15.3%     15.3%     15.6%     16.4%     19.7%
5.00%..............................     7.5%      7.6%      7.9%      8.7%     12.2%
6.66%..............................     0.4%      0.5%      0.9%      1.5%      5.3%

             Sensitivity of the SP Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                       ----------------------------------------------
               LIBOR                    50%       100%      225%      300%      500%
-----------------------------------    ------    ------    ------    ------    ------
3.25%..............................     14.5%     14.6%     14.9%     16.0%     19.9%
5.00%..............................      7.1%      7.2%      7.6%      8.7%     12.8%
6.66%..............................      0.4%      0.5%      0.9%      1.9%      6.3%

             Sensitivity of the SH Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
3.25%..............................    14.9%     15.0%     15.3%     15.5%     18.7%
5.00%..............................     7.3%      7.4%      7.8%      8.1%     11.4%
6.66%..............................     0.4%      0.6%      1.0%      1.3%      4.7%

             Sensitivity of the SE Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
3.25%..............................    14.6%     14.7%     15.0%     15.8%     19.5%
5.00%..............................     7.2%      7.3%      7.7%      8.5%     12.4%
6.66%..............................     0.4%      0.5%      0.9%      1.7%      5.8%

             Sensitivity of the SV Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                  PSA Prepayment Assumption
                                      -------------------------------------------------
               LIBOR                   50%       100%      225%       300%       500%
-----------------------------------   ------    ------    -------    -------    -------
3.25%..............................    19.4%     19.3%      19.3%      19.0%      18.1%
5.00%..............................     8.1%      8.1%       8.1%       7.9%       7.4%
6.31% and above....................     0.0%      0.0%     (0.1)%     (0.1)%     (0.4)%

             Sensitivity of the SW Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
6.31% and below....................    21.5%     21.6%     21.9%     22.9%     27.1%
6.50%..............................     9.8%      9.9%     10.3%     11.3%     15.9%
6.66%..............................     0.5%      0.6%      1.1%      2.0%      6.8%

             Sensitivity of the SX Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
3.25%..............................    19.8%     19.8%     19.8%     19.8%     19.8%
5.00%..............................     8.3%      8.4%      8.4%      8.5%      8.9%
6.31% and above....................     0.1%      0.1%      0.2%      0.3%      0.9%

             Sensitivity of the SY Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
6.31% and below....................    21.5%     21.6%     21.9%     22.9%     27.1%
6.50%..............................     9.8%      9.9%     10.3%     11.3%     15.9%
6.66%..............................     0.5%      0.6%      1.1%      2.0%      6.8%

             Sensitivity of the ST Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
1.125%.............................    26.3%     26.3%     26.3%     26.3%     26.1%
3.125%.............................    18.8%     18.8%     18.8%     18.8%     18.9%
5.125%.............................    11.4%     11.5%     11.5%     11.5%     11.8%
7.125%.............................     4.2%      4.2%      4.3%      4.4%      4.9%
8.300%.............................     0.1%      0.1%      0.2%      0.3%      0.9%

             Sensitivity of the VC Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
3.191%.............................    16.4%     16.5%     16.6%     17.1%     19.3%
5.125%.............................     6.1%      6.1%      6.4%      6.9%      9.4%
6.250%.............................     0.3%      0.3%      0.6%      1.1%      3.8%

             Sensitivity of the SU Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                  PSA Prepayment Assumption
                                      -------------------------------------------------
               LIBOR                   50%       100%      225%       300%       500%
-----------------------------------   ------    ------    -------    -------    -------
3.191%.............................    19.4%     19.3%      19.3%      19.0%      18.1%
5.125%.............................     7.0%      7.0%       6.9%       6.8%       6.3%
6.250%.............................     0.0%      0.0%     (0.1)%     (0.1)%     (0.4)%

             Sensitivity of the SM Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               COFI                    50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
2.05%..............................    20.6%     20.6%     20.5%     20.4%     20.0%
4.05%..............................    13.2%     13.2%     13.2%     13.2%     12.9%
6.05%..............................     6.0%      6.0%      6.0%      6.0%      6.1%
7.75%..............................     0.0%      0.0%      0.1%      0.1%      0.3%

             Sensitivity of the SN Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               COFI                    50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
2.05%..............................    22.3%     22.3%     22.3%     22.4%     23.0%
4.05%..............................    14.3%     14.4%     14.5%     14.6%     15.2%
6.05%..............................     6.6%      6.7%      6.8%      6.9%      7.6%
7.75%..............................     0.3%      0.3%      0.5%      0.6%      1.3%

             Sensitivity of the SB Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               COFI                    50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
2.05%..............................    22.5%     22.5%     22.6%     22.6%     23.0%
4.05%..............................    12.9%     12.9%     13.0%     13.0%     13.4%
6.05%..............................     3.6%      3.6%      3.7%      3.8%      4.2%
6.80% and above....................     0.2%      0.2%      0.3%      0.4%      0.8%

             Sensitivity of the SC Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               COFI                    50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
6.80% and below....................    10.8%     10.8%     10.8%     10.8%     10.8%
7.50%..............................     5.2%      5.2%      5.2%      5.2%      5.2%
8.15%..............................     0.0%      0.0%      0.1%      0.1%      0.2%

             Sensitivity of the SK Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               COFI                    50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
2.05%..............................    23.7%     23.7%     23.7%     23.7%     23.9%
4.05%..............................    13.6%     13.6%     13.6%     13.6%     13.9%
6.05%..............................     3.7%      3.7%      3.8%      3.9%      4.1%
6.80% and above....................     0.1%      0.1%      0.2%      0.3%      0.6%

             Sensitivity of the SL Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               COFI                    50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
6.80% and below....................    10.8%     10.8%     10.8%     10.8%     10.8%
7.20%..............................     5.0%      5.0%      5.0%      5.0%      5.1%
7.55%..............................     0.0%      0.0%      0.1%      0.1%      0.2%

    Sensitivity of the VP Class to Prepayments and 3-Month Treasury Index
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
      3-Month Treasury Index           50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
3.30%..............................    18.5%     18.5%     18.5%     18.5%     18.7%
4.95%..............................    12.3%     12.3%     12.3%     12.4%     12.6%
6.95%..............................     5.0%      5.0%      5.0%      5.1%      5.3%
8.30%..............................     0.1%      0.1%      0.2%      0.2%      0.5%

             Sensitivity of the SJ Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
               LIBOR                   50%       100%      225%      300%      500%
-----------------------------------   ------    ------    ------    ------    ------
1.30%..............................    19.7%     19.7%     19.6%     19.6%     19.2%
3.30%..............................    15.3%     15.3%     15.4%     15.5%     15.9%
5.30%..............................    10.4%     10.4%     10.7%     10.9%     12.4%
7.30%..............................     4.7%      4.8%      5.4%      5.9%      8.5%
8.35%..............................     1.5%      1.6%      2.4%      3.0%      6.2%

Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the Settlement Date to the second such Distribution Date,
(b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a). For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates-- Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including the timing of changes in such rate of principal payments, the priority sequence of distributions of principal of the Classes and the distribution of principal of certain Classes in accordance with the Principal Balance Schedules herein. In particular, if the amount distributable as principal of the Certificates on any Distribution Date exceeds the amount required to reduce the principal balances of certain Classes with higher principal payment priorities to their respective scheduled amounts as set forth in the Principal Balance Schedules, such excess principal will be distributed on the remaining Classes on such Distribution Date. Conversely, if the principal distributable on any Distribution Date is less than the amount so required to reduce certain Classes to their respective scheduled amounts, no principal will be distributed on the remaining Classes on such Distribution Date. Accordingly, the rate of principal payments on the Mortgage Loans is expected to have a greater effect on the weighted average lives of the Support Classes than on the weighted average lives of the TAC Classes. See "Distributions of Principal" herein.

     The interaction of the foregoing factors may have different effects on various Classes and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their respective original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

Decrement Tables

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each of the dates shown at various constant PSA levels and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions, except that with respect to the information set forth for each such Class under 0% PSA it has been assumed that each underlying Mortgage Loan bears an interest rate of 9.5% per annum and has an original and remaining term to maturity of 360 months. It is not likely that (i) all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or (ii) the underlying Mortgage Loans will prepay at a constant PSA level. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which will include recently originated Mortgage Loans) could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA levels, even if the distributions of the weighted average remaining terms to maturity and the weighted average CAGEs of the Mortgage Loans are identical to the distributions of the remaining terms to maturity and CAGEs specified in the Pricing Assumptions.

              Percent of Original Principal Balances Outstanding

                           FA, SA, SG, FD, SD,
                             F and S+ Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   225%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent..... 100    100    100    100    100
October 1994........  99     95     92     92     92
October 1995........  98     87     75     75     75
October 1996........  97     77     56     56     56
October 1997........  95     67     38     38     38
October 1998........  94     57     24     24     24
October 1999........  92     49     11     11     12
October 2000........  91     40      *      *      4
October 2001........  89     33      0      0      0
October 2002........  86     25      0      0      0
October 2003........  84     18      0      0      0
October 2004........  81     12      0      0      0
October 2005........  79      5      0      0      0
October 2006........  76      0      0      0      0
October 2007........  72      0      0      0      0
October 2008........  68      0      0      0      0
October 2009........  64      0      0      0      0
October 2010........  60      0      0      0      0
October 2011........  55      0      0      0      0
October 2012........  49      0      0      0      0
October 2013........  43      0      0      0      0
October 2014........  36      0      0      0      0
October 2015........  29      0      0      0      0
October 2016........  21      0      0      0      0
October 2017........  12      0      0      0      0
October 2018........   2      0      0      0      0
October 2019........   0      0      0      0      0
October 2020........   0      0      0      0      0
October 2021........   0      0      0      0      0
October 2022........   0      0      0      0      0
October 2023........   0      0      0      0      0
Weighted Average
 Life (years)**.....17.3    6.2    3.5    3.5    3.5

                                 A Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   225%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
October 1994........    99     95     92     92     92
October 1995........    98     87     75     75     75
October 1996........    97     77     56     56     56
October 1997........    95     67     38     38     38
October 1998........    94     57     23     23     23
October 1999........    92     48     11     11     12
October 2000........    90     40      0      0      4
October 2001........    89     32      0      0      0
October 2002........    86     25      0      0      0
October 2003........    84     18      0      0      0
October 2004........    81     11      0      0      0
October 2005........    79      5      0      0      0
October 2006........    75      0      0      0      0
October 2007........    72      0      0      0      0
October 2008........    68      0      0      0      0
October 2009........    64      0      0      0      0
October 2010........    59      0      0      0      0
October 2011........    54      0      0      0      0
October 2012........    49      0      0      0      0
October 2013........    43      0      0      0      0
October 2014........    36      0      0      0      0
October 2015........    29      0      0      0      0
October 2016........    21      0      0      0      0
October 2017........    12      0      0      0      0
October 2018........     2      0      0      0      0
October 2019........     0      0      0      0      0
October 2020........     0      0      0      0      0
October 2021........     0      0      0      0      0
October 2022........     0      0      0      0      0
October 2023........     0      0      0      0      0
Weighted Average
 Life (years)**.....  17.2    6.2    3.5    3.5    3.5

                                 AB Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   225%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
October 1994........   100    100    100    100    100
October 1995........   100    100    100    100    100
October 1996........   100    100    100    100    100
October 1997........   100    100    100    100    100
October 1998........   100    100    100    100    100
October 1999........   100    100    100    100    100
October 2000........   100    100     13     45    100
October 2001........   100    100      0      0      0
October 2002........   100    100      0      0      0
October 2003........   100    100      0      0      0
October 2004........   100    100      0      0      0
October 2005........   100    100      0      0      0
October 2006........   100      0      0      0      0
October 2007........   100      0      0      0      0
October 2008........   100      0      0      0      0
October 2009........   100      0      0      0      0
October 2010........   100      0      0      0      0
October 2011........   100      0      0      0      0
October 2012........   100      0      0      0      0
October 2013........   100      0      0      0      0
October 2014........   100      0      0      0      0
October 2015........   100      0      0      0      0
October 2016........   100      0      0      0      0
October 2017........   100      0      0      0      0
October 2018........   100      0      0      0      0
October 2019........     0      0      0      0      0
October 2020........     0      0      0      0      0
October 2021........     0      0      0      0      0
October 2022........     0      0      0      0      0
October 2023........     0      0      0      0      0
Weighted Average
 Life (years)**.....  25.2   12.9    7.0    7.0    7.7

                           FE, SI, SO, SE, SV,
                         SW, SX, SY, FT, ST, FC,
                         VC, SU, B and SM Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   225%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
October 1994........   100    100    100     93     74
October 1995........   100    100    100     79     24
October 1996........   100    100    100     64      0
October 1997........   100    100    100     55      0
October 1998........   100    100    100     50      0
October 1999........   100    100    100     47      0
October 2000........   100    100    100     47      0
October 2001........   100    100     71     20      0
October 2002........   100    100     46      0      0
October 2003........   100    100     25      0      0
October 2004........   100    100      7      0      0
October 2005........   100    100      0      0      0
October 2006........   100     98      0      0      0
October 2007........   100     81      0      0      0
October 2008........   100     65      0      0      0
October 2009........   100     50      0      0      0
October 2010........   100     36      0      0      0
October 2011........   100     22      0      0      0
October 2012........   100      9      0      0      0
October 2013........   100      0      0      0      0
October 2014........   100      0      0      0      0
October 2015........   100      0      0      0      0
October 2016........   100      0      0      0      0
October 2017........   100      0      0      0      0
October 2018........   100      0      0      0      0
October 2019........    75      0      0      0      0
October 2020........    38      0      0      0      0
October 2021........     0      0      0      0      0
October 2022........     0      0      0      0      0
October 2023........     0      0      0      0      0
Weighted Average
 Life (years)**.....  26.7   16.2    9.0    5.1    1.5

                                 SP Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   225%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
October 1994........    100    100    100     91     66
October 1995........    100    100    100     73      3
October 1996........    100    100    100     54      0
October 1997........    100    100    100     42      0
October 1998........    100    100    100     36      0
October 1999........    100    100    100     33      0
October 2000........    100    100    100     33      0
October 2001........    100    100     63      0      0
October 2002........    100    100     32      0      0
October 2003........    100    100      4      0      0
October 2004........    100    100      0      0      0
October 2005........    100    100      0      0      0
October 2006........    100     98      0      0      0
October 2007........    100     76      0      0      0
October 2008........    100     56      0      0      0
October 2009........    100     36      0      0      0
October 2010........    100     18      0      0      0
October 2011........    100      1      0      0      0
October 2012........    100      0      0      0      0
October 2013........    100      0      0      0      0
October 2014........    100      0      0      0      0
October 2015........    100      0      0      0      0
October 2016........    100      0      0      0      0
October 2017........    100      0      0      0      0
October 2018........    100      0      0      0      0
October 2019........     68      0      0      0      0
October 2020........     21      0      0      0      0
October 2021........      0      0      0      0      0
October 2022........      0      0      0      0      0
October 2023........      0      0      0      0      0
Weighted Average
 Life (years)**.....   26.4   15.4    8.5    4.1    1.3

                                 SH Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   225%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
October 1994........   100    100    100    100    100
October 1995........   100    100    100    100    100
October 1996........   100    100    100    100      0
October 1997........   100    100    100    100      0
October 1998........   100    100    100    100      0
October 1999........   100    100    100    100      0
October 2000........   100    100    100    100      0
October 2001........   100    100    100     94      0
October 2002........   100    100    100      0      0
October 2003........   100    100    100      0      0
October 2004........   100    100     31      0      0
October 2005........   100    100      0      0      0
October 2006........   100    100      0      0      0
October 2007........   100    100      0      0      0
October 2008........   100    100      0      0      0
October 2009........   100    100      0      0      0
October 2010........   100    100      0      0      0
October 2011........   100    100      0      0      0
October 2012........   100     43      0      0      0
October 2013........   100      0      0      0      0
October 2014........   100      0      0      0      0
October 2015........   100      0      0      0      0
October 2016........   100      0      0      0      0
October 2017........   100      0      0      0      0
October 2018........   100      0      0      0      0
October 2019........   100      0      0      0      0
October 2020........   100      0      0      0      0
October 2021........     0      0      0      0      0
October 2022........     0      0      0      0      0
October 2023........     0      0      0      0      0
Weighted Average
 Life (years)**.....  27.7   18.9   10.8    8.4    2.3

                                 FM Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   225%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
October 1994........   100    100    100     95     80
October 1995........   100    100    100     84     42
October 1996........   100    100    100     73     19
October 1997........   100    100    100     66     13
October 1998........   100    100    100     62     11
October 1999........   100    100    100     60     11
October 2000........   100    100    100     60     11
October 2001........   100    100     78     39     10
October 2002........   100    100     59     23      7
October 2003........   100    100     43     19      5
October 2004........   100    100     29     15      3
October 2005........   100    100     22     12      2
October 2006........   100     99     18     10      1
October 2007........   100     86     15      8      1
October 2008........   100     74     13      6      1
October 2009........   100     62     11      5      *
October 2010........   100     51      9      4      *
October 2011........   100     41      7      3      *
October 2012........   100     31      6      2      *
October 2013........   100     23      5      2      *
October 2014........   100     20      4      1      *
October 2015........   100     17      3      1      *
October 2016........   100     15      2      1      *
October 2017........   100     12      2      1      *
October 2018........   100     10      1      *      *
October 2019........    81      8      1      *      *
October 2020........    53      5      1      *      *
October 2021........    24      3      *      *      *
October 2022........    12      1      *      *      *
October 2023........     0      0      0      0      0
Weighted Average
 Life (years)**.....  27.3   18.1   10.8    7.0    2.7

                         SN, FB, SB, SC, FK, SK,
                             SL, FO, FP, VP,
                            FJ and SJ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   225%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
October 1994........   100    100    100    100    100
October 1995........   100    100    100    100    100
October 1996........   100    100    100    100     77
October 1997........   100    100    100    100     54
October 1998........   100    100    100    100     47
October 1999........   100    100    100    100     47
October 2000........   100    100    100    100     47
October 2001........   100    100    100    100     41
October 2002........   100    100    100     98     28
October 2003........   100    100    100     79     19
October 2004........   100    100    100     63     13
October 2005........   100    100     90     50      9
October 2006........   100    100     76     40      6
October 2007........   100    100     64     32      4
October 2008........   100    100     53     25      3
October 2009........   100    100     44     20      2
October 2010........   100    100     37     16      1
October 2011........   100    100     30     12      1
October 2012........   100    100     25      9      1
October 2013........   100     97     20      7      *
October 2014........   100     85     16      6      *
October 2015........   100     73     13      4      *
October 2016........   100     62     10      3      *
October 2017........   100     51      8      2      *
October 2018........   100     41      6      2      *
October 2019........   100     32      4      1      *
October 2020........   100     23      3      1      *
October 2021........    99     14      1      *      *
October 2022........    52      6      1      *      *
October 2023........     0      0      0      0      0
Weighted Average
 Life (years)**.....  29.0   24.4   16.5   13.2    6.6

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

              CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion, when read in conjunction with the discussion of "Certain Federal Income Tax Consequences" in the REMIC Prospectus, describes the current federal income tax treatment of investors in the Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

REMIC Elections and Special Tax Attributes

     Elections will be made to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     As a consequence of the qualification of the Trust and the Lower Tier REMIC as REMICs, the Certificates generally will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences--Special Tax Attributes" in the REMIC Prospectus.

Taxation of Beneficial Owners of Regular Certificates

     The Notional Class and the Principal Only Class will be, and certain other Classes of Certificates may be, issued with original issue discount for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount will be 225% PSA. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at that or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus. In addition, certain Classes of Certificates may be treated as having been issued at a premium for federal income tax purposes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Certificates Purchased at a Premium" in the REMIC Prospectus.

     The FJ and SJ Classes will bear interest during their first twenty-four Interest Accrual Periods at fixed rates. During all subsequent Interest Accrual Periods, each of the FJ and SJ Classes will bear interest at a variable rate that is determined by reference to LIBOR as described in "Description of the Certificates--Calculation of LIBOR" herein. Pursuant to the proposed original issue discount regulations that were published on December 22, 1992 (the "1992 Proposed OID Regulations"), Fannie Mae intends to treat all interest distributions on the FJ and SJ Classes as "qualified stated interest" because the respective values of the FJ and SJ Classes are approximately the same as they would be if the variable rates were in effect for the entire term of such Classes.

     The initial interest rate on each of the FE, FC, FO and FP Classes is the minimum stated interest rate for such Class and the initial interest rate on each of the SI, SO, SP, SH, SE, SV, SW, SX, SY, VC, SU, SC, SL and VP Classes is the maximum stated interest rate for such Class. The 1992 Proposed OID Regulations provide, in effect, that a debt instrument bearing interest at a variable rate with a restriction on its minimum or maximum stated interest rate will be treated as a contingent debt instrument if the restriction is very likely to cause the interest rate during one or more accrual periods to be significantly greater or less, respectively, than the instrument's overall expected return. The

1992 Proposed OID Regulations are proposed to be effective for debt instruments issued on or after the date that is 60 days after the regulations are issued in final form. Although it is possible that the principles contained in the 1992 Proposed OID Regulations would be applied to debt instruments issued prior to that date, it is not clear whether those principles would apply to the FE, FC, FO, FP, SI, SO, SP, SH, SE, SV, SW, SX, SY, VC, SU, SC, SL and VP Classes. Fannie Mae, therefore, intends to treat the FE, FC, FO, FP, SI, SO, SP, SH, SE, SV, SW, SX, SY, VC, SU, SC, SL and VP Classes as variable rate debt instruments and not as contingent debt instruments. Investors are urged to consult their own tax advisors regarding the possible treatment of the FE, FC, FO, FP, SI, SO, SP, SH, SE, SV, SW, SX, SY, VC, SU, SC, SL and VP Classes as variable rate or contingent debt instruments and the consequences of either such treatment.

Taxation of Beneficial Owners of Residual Certificates

     Under the Regulations, neither the R nor the RL Certificate will have significant value. As a result, an organization to which section 593 of the Code applies and which is the beneficial owner of the R or RL Certificate may not use its allowable deductions to offset any "excess inclusions" with respect to such Certificate. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" in the REMIC Prospectus.

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about September 20, 1993. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus. The federal income tax consequences of any consideration paid to a transferee on the transfer of the R or RL Certificate are unclear; any transferee receiving such consideration should consult its own tax advisors.

     Under the proposed IRS regulations relating to original issue discount, the Lower Tier Regular Interests would be treated as a single debt instrument for original issue discount purposes because they were issued to the Trust in a single transaction. Although there can be no assurance that final regulations will apply this aggregation rule to the Lower Tier Regular Interests, Fannie Mae intends to calculate the taxable income (or net loss) of the Trust and of the Lower Tier REMIC (and to report to the R and RL Certificateholders) by treating the Lower Tier Regular Interests as a single debt instrument. A failure of the Lower Tier Regular Interests to qualify as a single debt instrument for original issue discount purposes could result in material adverse tax consequences to the beneficial owners of the RL Class.

                             PLAN OF DISTRIBUTION

     General. The Dealer will receive the Certificates in exchange for the MBS pursuant to a Fannie Mae commitment. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect such transactions to or through dealers.

     Increase in Certificates. Fannie Mae and the Dealer may agree to offer hereby Certificates in addition to those contemplated as of the date hereof. In such event, the MBS will be increased in principal balance, but it is expected that all additional MBS will have the same characteristics as described herein under "Description of the Certificates--The MBS." The proportion that the original principal balance of each Class bears to the aggregate original principal balance of all the Certificates will remain the same. The dollar amounts reflected in the Principal Balance Schedules will be increased in pro rata amounts that correspond to the increase of the principal balance of the Certificates.

                                LEGAL MATTERS

     Certain legal matters will be passed upon for the Dealer by Cleary, Gottlieb, Steen & Hamilton.

------------------------------------------------------
------------------------------------------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus and the Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus Supplement and the aforementioned documents do not constitute an offer to sell or a solicitation of an offer to buy any of the Certificates offered hereby in any state to any person to whom it is unlawful to make such offer or solicitation in such state. The delivery of this Prospectus Supplement and the aforementioned documents at any time does not imply that the information contained herein or therein is correct as of any time subsequent to the date hereof or thereof.

                           ------------------------

                              TABLE OF CONTENTS

                                       Page
                                       -----
           Prospectus Supplement
Table of Contents....................   S- 3
Description of the Certificates......   S- 4
Certain Additional Federal Income Tax
  Consequences.......................   S-24
Plan of Distribution.................   S-25
Legal Matters........................   S-25
REMIC Prospectus
Prospectus Supplement................      2
Summary of Prospectus................      3
Description of the Certificates......      7
The Trust Agreement..................     20
Certain Federal Income Tax
  Consequences.......................     22
Legal Investment Considerations......     32
Legal Opinion........................     33
ERISA Considerations.................     33
Glossary.............................     34

------------------------------------------------------
------------------------------------------------------


                                $1,602,735,416

                               Federal National
                             Mortgage Association

                               (FANNIE MAE LOGO)

                               Guaranteed REMIC
                          Pass-Through Certificates
                       Fannie Mae REMIC Trust 1993-179

                           ------------------------
                            PROSPECTUS SUPPLEMENT
                           ------------------------

                             Kidder, Peabody & Co.
                               August 10, 1993

------------------------------------------------------
------------------------------------------------------

                                                                    Annex 2(g)

                             Prospectus Supplement
                             dated January 4, 1994
                                       to
                       Prospectus dated December 29, 1992
                                  relating to

                     Federal National Mortgage Association
                   Guaranteed Remic Pass Through Certificated
                         Fannie Mae REMIC Trust 1994-17

Prospectus Supplement
(To Prospectus dated December 29, 1992)

                                  $500,000,000
                     Federal National Mortgage Association

                                (FANNIEMAE LOGO)

                   Guaranteed REMIC Pass-Through Certificates
                         Fannie Mae REMIC Trust 1994-17

The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1994-17 (the "Trust"). The assets of the Trust will consist of the "regular interests" in a separate trust fund (the "Lower Tier REMIC"). The assets of the Lower Tier REMIC will consist of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "MBS"), each of which will represent a beneficial interest in a pool (the "Pool") of first lien, single-family, fixed-rate residential mortgage loans with original maturities of up to 15 years (the "Mortgage Loans") having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae and offered by Fannie Mae pursuant to its Prospectus for Guaranteed Mortgage Pass-Through Certificates (the "MBS Prospectus"), available as described herein, and its Prospectus for Guaranteed REMIC Pass-Through Certificates (the "REMIC Prospectus"), accompanying this Prospectus Supplement.

Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates--Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

                                                (Cover continued on next page)
                            ------------------------

THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE AN OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OTHER THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
------------------------------------------------------------------------------

                   Original                                      Final
                   Principal    Principal   Interest  Interest   Distribution
Class              Balance      Type(1)     Rate      Type(1)    Date
-----              ---------     --------    -------   -------- --------------
A .............  $ 83,100,000   PAC           4.75%     FIX      August 1999
B .............    18,300,000   PAC           4.75      FIX      July 2000
C .............    71,100,000   PAC           5.25      FIX      July 2003
D .............    14,200,000   PAC           5.50      FIX      January 2004
E .............   100,300,000   PAC           6.00      FIX      February 2007
G .............    21,300,000   PAC           6.25      FIX      September 2007
H .............    62,500,000   PAC           6.00      FIX      February 2009
JA ............           (2)   NTL           6.50     FIX/IO    December 1998
JB ............           (2)   NTL           6.50     FIX/IO    February 2009

                  Original                                       Final
                 Principal     Principal   Interest   Interest   Distribution
Class            Balance       Type(1)     Rate       Type(1)    Date
-----           ---------  -   ---------   --------   -------   ---------------
FA ............  $ 25,235,294   SCH          (3)        FLT      January 2009
SA.............     7,764,706   SCH          (3)        INV      January 2009
L .............     7,400,000   SCH           6.50%     FIX      February 2009
F .............    64,133,333   SUP          (3)        FLT      February 2009
S .............    24,666,667   SUP          (3)        INV      February 2009
M .............      (2)        NTL           0.13     FIX/IO    February 1996
R .............             0   NPR           0         NPR      February 2009
RL ............             0   NPR           0         NPR      February 2009

------------------------------------------------------------------------------

(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.
(2) The JA, JB and M Classes will be Notional Classes, will have no principal balances and will bear interest on their notional principal balances (initially, $19,000,000, $37,500,000 and $24,666,667, respectively). The notional principal balances of the JA and JB Classes will be calculated based on the principal balances of certain PAC Classes and the notional principal balance of the M Class will be calculated based on the principal balance of a Support Class. See "Description of the Certificates--General--Notional Classes" herein.
(3) The FA and SA Classes will bear interest based on "COFI" and the F and S Classes will bear interest based on "LIBOR", as described under "Description of the Certificates--Distributions of Interest" herein and "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes" in the REMIC Prospectus.

The Certificates will be offered by Salomon Brothers Inc (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

The Certificates will be offered by the Dealer, subject to issuance by Fannie Mae and to prior sale or to withdrawal or modification of the offer without notice, when, as and if delivered to and accepted by the Dealer, subject to the right by the Dealer to reject any order in whole or in part and subject to approval of certain legal matters by counsel. It is expected that the Certificates, except for the R and RL Classes, will be available through the book-entry system of the Federal Reserve Banks on or about February 28, 1994 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, Seven World Trade Center, New York, New York 10048, on or about the Settlement Date.

--------------------------------------------------

Salomon Brothers Inc

   ---------------------------------------------------------------------------

The date of this Prospectus Supplement is January 4, 1994.

(Cover continued from previous page)

     THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS ASSOCIATED WITH SUCH CERTIFICATES.

     The yield to investors in each Class will be sensitive in varying degrees to the rate of principal payments of the Mortgage Loans, the characteristics of the Mortgage Loans actually included in the Pool, the purchase price paid for the related Class and, in the case of any Floating Rate and Inverse Floating Rate Classes, the level of the applicable Index (as defined herein). Accordingly, investors should consider the following risks:

        - The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

        - Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

        - In the case of any Certificates purchased at a discount to their principal amounts, a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

        - In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

        - The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the applicable Index, particularly if the interest rate thereon fluctuates as a multiple of such Index.

See "Description of the Certificates--Yield Considerations" herein.

     In addition, investors should purchase Certificates only after considering the following:

        - The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

        - The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Description of the Certificates--Reinvestment Risk" in the REMIC Prospectus.

        - Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

     The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

     These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus or the MBS Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus Supplement does not contain complete information about the Certificates. Investors should purchase Certificates only after reading this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus dated January 1, 1994 and the Fannie Mae Information Statement dated February 16, 1993 and any supplements thereto (the "Information Statement"). The MBS Prospectus and the Information Statement are incorporated herein by reference and may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-3S, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents may also be obtained from Salomon Brothers Inc by writing or calling its Prospectus Department at Brooklyn Army Terminal, 140 58th Street, Brooklyn, New York 11220 (telephone 718-567-2005).

                              TABLE OF CONTENTS

                                        Page
                                        ----
Description of the Certificates.......  S- 4
  General.............................  S- 4
     Structure........................  S- 4
     MBS Distributions................  S- 4
     Fannie Mae Guaranty..............  S- 4
     Characteristics of
       Certificates...................  S- 4
     Notional Classes.................  S- 5
     Authorized Denominations.........  S- 5
     Distribution Dates...............  S- 5
     Calculation of Distributions.....  S- 5
     Record Date......................  S- 6
     REMIC Trust Factors..............  S- 6
     Optional Termination.............  S- 6
  The MBS.............................  S- 6
  Distributions of Interest...........  S- 7
     Categories of Classes............  S- 7
     General..........................  S- 7
     Interest Accrual Periods.........  S- 7
     Floating Rate and Inverse
       Floating Rate Classes..........  S- 7
  Calculation of LIBOR................  S- 8
  COFI................................  S- 8
  Distributions of Principal..........  S- 9
     Categories of Classes............  S- 9
     Principal Distribution Amount....  S- 9
                                        Page
                                        ----
  Structuring Assumptions.............  S-10
     Pricing Assumptions..............  S-10
     PSA Assumptions..................  S-10
  Principal Balance Schedules.........  S-12
  Characteristics of the R and
     RL Classes.......................  S-18
  Yield Considerations................  S-18
     General..........................  S-18
     The Interest Only Classes........  S-19
     The Inverse Floating Rate
       Classes........................  S-19
  Weighted Average Lives of the
     Certificates.....................  S-20
  Decrement Tables....................  S-22
Certain Additional Federal Income Tax
  Consequences........................  S-24
  REMIC Elections and Special Tax
     Attributes.......................  S-24
  Taxation of Beneficial Owners of
     Regular Certificates.............  S-24
  Taxation of Beneficial Owners of
     Residual Certificates............  S-25
Plan of Distribution..................  S-25
     General..........................  S-25
     Increase in Certificates.........  S-25
Legal Matters.........................  S-25

                        DESCRIPTION OF THE CERTIFICATES

     The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the REMIC Prospectus, the MBS Prospectus and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the respective meanings assigned to such terms in the REMIC Prospectus (including the Glossary contained therein), the MBS Prospectus or the Trust Agreement (as the context may require).

General

     Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of February 1, 1994 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as Trustee, and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

     The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     The assets of the Trust will consist of the Lower Tier Regular Interests, and the Certificates, other than the RL Class, will evidence the entire beneficial ownership interest in the distributions of principal and interest on the Lower Tier Regular Interests.

     The assets of the Lower Tier REMIC will consist of the MBS, and the Lower Tier Regular Interests and the RL Class (collectively, the "Lower Tier Interests") will in the aggregate evidence the entire beneficial ownership interest in the distributions of principal and interest on the MBS.

     MBS Distributions. The MBS will provide that principal and interest on the underlying Mortgage Loans will be passed through monthly, commencing on the 25th day of the month following the month of the initial issuance of the MBS (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day).

     Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the MBS Account. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates--Fannie Mae's Guaranty" in the REMIC Prospectus and "Description of Certificates-- The Corporation's Guaranty" in the MBS Prospectus.

     Characteristics of Certificates. The Certificates, other than the R and RL Certificates, will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. Such entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts such Certificates have been deposited are herein referred to as "Holders" or "Certificateholders." A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates--Denominations, Book-Entry Form" in the REMIC Prospectus.

     The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to the R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R and RL Certificates will be transferable and, if applicable, exchangeable at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any registration of transfer or, if applicable, exchange of the R or RL Certificate and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

     The distribution to the Holder of the R or RL Certificate of the proceeds of any remaining assets of the Trust or the Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of the related Certificate at the office of the Paying Agent. The Paying Agent initially will be State Street.

     Notional Classes. The JA, JB and M Classes will be Notional Classes. A Notional Class will have no principal balance and will bear interest at the per annum interest rate set forth on the cover or described herein during each Interest Accrual Period on the related notional principal balance. The notional principal balance of each Notional Class will be equal to the indicated percentages of the outstanding principal balances of the following Classes immediately prior to the related Distribution Date:

                                                             Percentage of
                                                           Principal Balance
     Class                                                of Specified Class
    --------                                               ---------------
    JA and JB*..................................  26.9230769231% of the A Class
                                                  26.9230769231% of the B Class
                                                  19.2307692308% of the C Class
                                                  15.3846153846% of the D Class
                                                   7.6923076923% of the E Class
                                                   3.8461538462% of the G Class
                                                   7.6923076923% of the H Class

    M**..........................................           100% of the S Class

     -------------------------
      * Reductions of the principal balances of the A, B, C, D, E, G and H Classes will be applied sequentially to the notional principal balances of the JA and JB Classes, in that order, until the respective notional principal balances thereof are reduced to zero.
     ** Through February 1996, the M Class will have a notional principal balance equal to 100% of the outstanding principal balance of the S Class. Thereafter, the M Class will have no notional principal balance and will not be entitled to any distributions of interest.

     The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the MBS or the underlying Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to any such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balance of any Notional Class.

     Authorized Denominations. The Certificates, other than the R and RL Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. Each of the R and RL Classes will be issued as a single certificate and will not have a principal balance.

     Distribution Dates. Distributions on the Certificates will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day), commencing in the month following the Settlement Date.

     Calculation of Distributions. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each

Distribution Date, commencing (except with respect to the Accrual Classes, if any) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one month periods set forth herein under "Distributions of Interest--Interest Accrual Periods." Principal on the Certificates will be distributed on each Distribution Date in an amount equal to the sum of the aggregate distributions of principal concurrently made on the MBS and any interest accrued and added on such Distribution Date to the principal balances of the Accrual Classes, if any. See "Distributions of Principal" herein.

     Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

     REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which, when multiplied by the original principal balance of a Certificate of such Class, will equal the remaining principal balance of such Certificate after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balances of any Accrual Classes on such Distribution Date.

     Optional Termination. Consistent with its policy described under "Description of Certificates-- Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Trust or the Lower Tier REMIC through the exercise of its right to repurchase the Mortgage Loans underlying any MBS unless only one Mortgage Loan remains in the related Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

The MBS

     The MBS underlying the Certificates will have the aggregate unpaid principal balance and Pass-Through Rate set forth below and the general characteristics described in the MBS Prospectus. The Mortgage Loans will be conventional Level Payment Mortgage Loans secured by a first mortgage or deed of trust on a one- to four-family ("single-family") residential property and having an original maturity of up to 15 years, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The characteristics of the MBS and Mortgage Loans as of February 1, 1994 (the "Issue Date") are expected to be as follows:

    Aggregate Unpaid Principal Balance.............         $500,000,000
    MBS Pass-Through Rate..........................             6.50%
    Range of WACs (per annum percentages)..........        6.75% to 9.00%
    Range of WAMs..................................   100 months to 180 months
    Approximate Weighted Average WAM...............          176 months
    Approximate Weighted Average CAGE..............           4 months

     Following the issuance of the Certificates, Fannie Mae will prepare a Final Data Statement setting forth the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying each MBS, along with the weighted average of all the current or original WACs and the weighted average of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying the MBS as of the Issue Date. The Final Data Statement will not accompany this Prospectus Supplement but will be made available by Fannie Mae. To request the Final Data Statement, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

     Categories of Classes

     For the purpose of payments of interest, the Classes will be categorized as follows:

    Interest Type*         Classes
    ----------------       --------
    Fixed Rate              A, B, C, D, E, G, H, JA, JB, L and M
    Floating Rate           FA and F
    Inverse Floating Rate   SA and S
    Interest Only           JA, JB and M
    No Payment Residual     R and RL

     --------------------
     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     General. The interest-bearing Certificates will bear interest at the respective per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to any Accrual Classes) in the month after the Settlement Date. Interest to be distributed or, in the case of any Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

     Interest Accrual Periods. Interest to be distributed or added to principal on a Distribution Date will accrue on the interest-bearing Certificates during the one-month periods set forth below (each, an "Interest Accrual Period").


                    Classes                             Interest Accrual Period
                    -------                             ----------------------

     FA, SA, F and S (collectively, the         One month period beginning on the 25th
       "No Delay Classes")                      day of the month preceding the month of
                                                the Distribution Date and ending on the
                                                24th day of the month of the Distribution
                                                Date
     All other interest-bearing Classes         Calendar month preceding the month in
      (collectively, the "Delay Classes")       which the Distribution Date occurs


See "Yield Considerations" herein.

     Floating Rate and Inverse Floating Rate Classes. Each of the following Classes will bear interest during its initial Interest Accrual Period at the Initial Interest Rate set forth below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable Maximum and Minimum Interest Rates, at the rate determined as described below:


                                        Initial     Maximum    Minimum           Formula for
                                        Interest    Interest   Interest        Calculation of
    Class                                 Rate       Rate       Rate            Interest Rate
    ------                              ---------   ---------  ---------      ------------------


    FA.................................  4.8220%     8.500%     1.00%      COFI + 100 basis points
    SA................................. 11.9535%    24.375%     0.00%      24.375% - (COFI X 3.25)
    F* ................................  4.8500%     9.000%     0.60%      LIBOR + 60 basis points
    S* ................................ 10.6600%    21.840%     0.00%      21.840% - (LIBOR X 2.6)


    -----------------------
    * The F and S Classes will bear interest during their initial twenty-four Interest Accrual Periods ending February 24, 1996 at the Initial Interest Rates set forth in the table.

     The yields with respect to such Classes will be affected by changes in the applicable index as set forth in the table above (each, an "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of an Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of an Index.

     Each Index value (except COFI) will be established as described herein by Fannie Mae two business days prior to the commencement of the related Interest Accrual Period. See "COFI" below for a description of how COFI is established. The establishment of each Index value by Fannie Mae and Fannie Mae's determination of the rate of interest for the applicable Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

     On each LIBOR Determination Date, until the principal balances of the F and S Classes (the "LIBOR Classes") have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR."

     If on the initial LIBOR Determination Date, Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be 3.25%.

COFI

     Except as otherwise specified below, the amount of interest which will accrue in respect of the FA and SA Classes (the "COFI Classes") during each Interest Accrual Period following their Initial Interest Accrual Period will be determined on the basis of the Eleventh District Cost of Funds Index for the second month next preceding the month in which such Interest Accrual Period commences if such Eleventh District Cost of Funds Index for such second preceding month is published on or before the tenth day of the month in which such Interest Accrual Period commences. For example, if the Eleventh District Cost of Funds Index for May is announced on or before July 10, interest accrued on the COFI Classes for the Interest Accrual Period commencing in July and distributable in August will be based on the Eleventh District Cost of Funds Index relating to May. If the Eleventh District Cost of Funds Index for the applicable month is not published on or before the tenth day of the second following month, interest will accrue on the COFI Classes at a rate determined as provided in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI." Under certain circumstances, an alternative index may be applicable to the COFI Classes. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level, and, particularly if LIBOR is the alternative index, could increase its volatility.

     For information regarding historical values of the Eleventh District Cost of Funds Index as reported by the Federal Home Loan Bank of San Francisco ("FHLBSF"), see "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI " in the REMIC Prospectus.

     The values of the Eleventh District Cost of Funds Index as reported by the FHLBSF for the following months were as follows:

                                       Months                       COFI
                                     ----------                     -----
            December 1992........................................   4.432%
            January 1993.........................................   4.360%
            February 1993........................................   4.333%
            March 1993...........................................   4.245%
            April 1993...........................................   4.171%
            May 1993.............................................   4.103%
            June 1993............................................   4.050%
            July 1993............................................   3.998%
            August 1993..........................................   3.958%
            September 1993.......................................   3.881%
            October 1993.........................................   3.823%
            November 1993........................................   3.822%

Distributions of Principal

     Categories of Classes

     For the purpose of payments of principal, the Classes will be categorized as follows:

  Principal Type*                     Classes
--------------------          -----------------------
PAC                           A, B, C, D, E, G and H
Scheduled                     FA, SA and L
Notional                      JA, JB and M
Support                       F and S
No Payment Residual           R and RL

     --------------------
     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     Principal Distribution Amount

     Principal will be distributed monthly on the Certificates in an amount (the "Principal Distribution Amount") equal to the aggregate distributions of principal concurrently made on the MBS.

     On each Distribution Date, the Principal Distribution Amount will be distributed as principal of the Classes, in the following order of priority:
                                                                  --
       (i) sequentially, to the A, B, C, D, E, G and H Classes,    |  PAC
  in that order, until the principal balances thereof are reduced  |  Classes
  to their respective Planned Balances for such Distribution      --
  Date;

       (ii) concurrently, to the FA and SA Classes, in proportion --
  to their original principal balances (or 76.4705878788% and       |
  23.5294121212%, respectively), until the principal balances       |  Scheduled
  thereof are reduced to their respective Scheduled Balances for    |  Classes
  such Distribution Date;                                           |
                                                                    |
       (iii) to the L Class, until the principal balance thereof    |
  is reduced to its Scheduled Balance for such Distribution Date;   |
                                                                  --
       (iv) concurrently, to the F and S Classes, in proportion     |  Support
  to their original principal balances (or 72.2222218468% and       |  Classes
  27.7777781532%, respectively), until the principal balances       |
  thereof are reduced to zero;                                    --

       (v) concurrently, to the FA and SA Classes, in the proportions set forth in clause (ii), without regard to their Scheduled Balances and until the principal balances thereof are reduced to zero;

       (vi) to the L Class, without regard to its Scheduled
  Balance and until the principal balance thereof is reduced to zero; and

       (vii) sequentially, to the A, B, C, D, E, G and H Classes, in that order, without regard to their Planned Balances and until the principal balances thereof are reduced to zero.

Structuring Assumptions

     Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumptions (the "Pricing Assumptions"):

        o each Mortgage Loan bears interest at a rate of 7.10% per annum and has an original term to maturity of 180 months, a CAGE of 4 months and a remaining term to maturity of 176 months;

        o the Mortgage Loans prepay at the constant percentages of PSA specified in the related table;

        o the closing date for the sale of the Certificates is the Settlement Date; and

        o the first Distribution Date for the Certificates occurs in the month following the Settlement Date.

     PSA Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Public Securities Association's standard prepayment model ("PSA"). To assume a specified rate of PSA (for example, 250% PSA) is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates--Prepayment Considerations and Risks" in the REMIC Prospectus. There is no assurance that prepayments will occur at any PSA rate or at any other constant rate.

     The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the Mortgage Loans prepay at the approximate constant levels set forth in the following table.

 Principal Balance
Schedule References     Related Classes           PSA Levels
-------------------     ---------------     ----------------------
Planned Balances        PAC                 Between 100% and 300%
Scheduled Balances      Scheduled           Between 135% and 275%



     There is no assurance that the principal balances of the Classes listed above will conform on any Distribution Date to the applicable balances specified for such Distribution Date in the Principal Balance Schedules below, or that distributions of principal on the related Classes will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal available for distribution on any Distribution Date over the amount necessary to reduce the principal balances of the applicable Classes to their respective scheduled balances will be distributed, the ability to so reduce the principal balances of such Classes will not be enhanced by the averaging of high and low principal payments. In addition, even if prepayments remain within the ranges specified above, the principal available for distribution may be insufficient to reduce the applicable Classes to such respective balances, if prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the Mortgage Loans (which may include recently originated Mortgage Loans), the Classes specified above may not be reduced to their respective scheduled amounts, even if prepayments occur at a constant level within the ranges specified above.

                                     S-11

                         Principal Balance Schedules

                        A Class         B Class         C Class         D Class         E Class
    Distribution        Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ----------------
Initial Balance..... $ 83,100,000.00 $ 18,300,000.00 $ 71,100,000.00 $ 14,200,000.00 $ 100,300,000.00
March 1994..........   81,061,153.07   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
April 1994..........   78,932,226.05   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
May 1994............   76,714,093.46   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
June 1994...........   74,407,679.92   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
July 1994...........   72,013,959.56   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
August 1994.........   69,533,955.42   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
September 1994......   66,968,738.73   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
October 1994........   64,319,428.22   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
November 1994.......   61,587,189.33   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
December 1994.......   58,773,233.40   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
January 1995........   55,878,816.84   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
February 1995.......   52,905,240.19   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
March 1995..........   49,853,847.20   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
April 1995..........   46,726,023.84   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
May 1995............   43,523,197.30   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
June 1995...........   40,246,834.88   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
July 1995...........   36,898,442.93   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
August 1995.........   33,479,565.70   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
September 1995......   29,991,784.15   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
October 1995........   26,436,714.75   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
November 1995.......   22,816,008.25   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
December 1995.......   19,131,348.39   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
January 1996........   15,384,450.59   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
February 1996.......   11,577,060.64   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
March 1996..........    7,710,953.29   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
April 1996..........    3,787,930.91   18,300,000.00   71,100,000.00   14,200,000.00   100,300,000.00
May 1996............            0.00   18,183,792.03   71,100,000.00   14,200,000.00   100,300,000.00
June 1996...........            0.00   14,298,438.58   71,100,000.00   14,200,000.00   100,300,000.00
July 1996...........            0.00   10,431,772.99   71,100,000.00   14,200,000.00   100,300,000.00
August 1996.........            0.00    6,583,698.17   71,100,000.00   14,200,000.00   100,300,000.00
September 1996......            0.00    2,754,117.56   71,100,000.00   14,200,000.00   100,300,000.00
October 1996........            0.00            0.00   70,042,935.07   14,200,000.00   100,300,000.00
November 1996.......            0.00            0.00   66,250,055.12   14,200,000.00   100,300,000.00
December 1996.......            0.00            0.00   62,475,382.61   14,200,000.00   100,300,000.00
January 1997........            0.00            0.00   58,718,822.94   14,200,000.00   100,300,000.00
February 1997.......            0.00            0.00   54,980,281.98   14,200,000.00   100,300,000.00
March 1997..........            0.00            0.00   51,259,666.10   14,200,000.00   100,300,000.00
April 1997..........            0.00            0.00   47,556,882.14   14,200,000.00   100,300,000.00
May 1997............            0.00            0.00   43,871,837.42   14,200,000.00   100,300,000.00
June 1997...........            0.00            0.00   40,204,439.74   14,200,000.00   100,300,000.00
July 1997...........            0.00            0.00   36,554,597.37   14,200,000.00   100,300,000.00
August 1997.........            0.00            0.00   32,922,219.05   14,200,000.00   100,300,000.00
September 1997......            0.00            0.00   29,307,214.00   14,200,000.00   100,300,000.00
October 1997........            0.00            0.00   25,709,491.89   14,200,000.00   100,300,000.00
November 1997.......            0.00            0.00   22,128,962.86   14,200,000.00   100,300,000.00
December 1997.......            0.00            0.00   18,565,537.51   14,200,000.00   100,300,000.00
January 1998........            0.00            0.00   15,019,126.90   14,200,000.00   100,300,000.00
February 1998.......            0.00            0.00   11,489,642.56   14,200,000.00   100,300,000.00
March 1998..........            0.00            0.00    7,976,996.45   14,200,000.00   100,300,000.00
April 1998..........            0.00            0.00    4,481,101.00   14,200,000.00   100,300,000.00
May 1998............            0.00            0.00    1,001,869.08   14,200,000.00   100,300,000.00

                                     S-12

                        A Class         B Class         C Class         D Class         E Class
    Distribution        Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ----------------
June 1998........... $  0.00           $   0.00        $  0.00      $ 11,739,214.01 $ 100,300,000.00
July 1998...........    0.00               0.00           0.00         8,293,049.56   100,300,000.00
August 1998.........    0.00               0.00           0.00         4,863,289.94   100,300,000.00
September 1998......    0.00               0.00           0.00         1,449,849.80   100,300,000.00
October 1998........    0.00               0.00           0.00                 0.00    98,352,644.23
November 1998.......    0.00               0.00           0.00                 0.00    94,971,588.75
December 1998.......    0.00               0.00           0.00                 0.00    91,606,599.31
January 1999........    0.00               0.00           0.00                 0.00    88,257,592.31
February 1999.......    0.00               0.00           0.00                 0.00    84,924,484.56
March 1999..........    0.00               0.00           0.00                 0.00    81,607,193.31
April 1999..........    0.00               0.00           0.00                 0.00    78,305,636.23
May 1999............    0.00               0.00           0.00                 0.00    75,019,731.42
June 1999...........    0.00               0.00           0.00                 0.00    71,749,397.38
July 1999...........    0.00               0.00           0.00                 0.00    68,494,553.05
August 1999.........    0.00               0.00           0.00                 0.00    65,255,117.78
September 1999......    0.00               0.00           0.00                 0.00    62,031,011.33
October 1999........    0.00               0.00           0.00                 0.00    58,822,153.87
November 1999.......    0.00               0.00           0.00                 0.00    55,628,465.98
December 1999.......    0.00               0.00           0.00                 0.00    52,449,868.66
January 2000........    0.00               0.00           0.00                 0.00    49,300,909.51
February 2000.......    0.00               0.00           0.00                 0.00    46,213,260.58
March 2000..........    0.00               0.00           0.00                 0.00    43,185,814.04
April 2000..........    0.00               0.00           0.00                 0.00    40,217,481.31
May 2000............    0.00               0.00           0.00                 0.00    37,307,192.74
June 2000...........    0.00               0.00           0.00                 0.00    34,453,897.28
July 2000...........    0.00               0.00           0.00                 0.00    31,656,562.16
August 2000.........    0.00               0.00           0.00                 0.00    28,914,172.60
September 2000......    0.00               0.00           0.00                 0.00    26,225,731.47
October 2000........    0.00               0.00           0.00                 0.00    23,590,259.03
November 2000.......    0.00               0.00           0.00                 0.00    21,006,792.61
December 2000.......    0.00               0.00           0.00                 0.00    18,474,386.31
January 2001........    0.00               0.00           0.00                 0.00    15,992,110.74
February 2001.......    0.00               0.00           0.00                 0.00    13,559,052.72
March 2001..........    0.00               0.00           0.00                 0.00    11,174,315.01
April 2001..........    0.00               0.00           0.00                 0.00     8,837,016.05
May 2001............    0.00               0.00           0.00                 0.00     6,546,289.66
June 2001...........    0.00               0.00           0.00                 0.00     4,301,284.82
July 2001...........    0.00               0.00           0.00                 0.00     2,101,165.37
August 2001 and
  thereafter........    0.00               0.00           0.00                 0.00             0.00


                                     S-13


                        G Class         H Class        FA Class        SA Class       L Class
    Distribution        Planned         Planned        Scheduled      Scheduled      Scheduled
        Date            Balance         Balance         Balance        Balance        Balance
----------------------------------- --------------- --------------- -------------- --------------
Initial Balance..... $ 21,300,000.00 $ 62,500,000.00 $ 25,235,294.00 $ 7,764,706.00 $ 7,400,000.00
March 1994..........   21,300,000.00   62,500,000.00   25,122,925.07   7,730,130.95   7,400,000.00
April 1994..........   21,300,000.00   62,500,000.00   24,988,862.90   7,688,881.05   7,400,000.00
May 1994............   21,300,000.00   62,500,000.00   24,833,388.04   7,641,042.62   7,400,000.00
June 1994...........   21,300,000.00   62,500,000.00   24,656,809.40   7,586,710.73   7,400,000.00
July 1994...........   21,300,000.00   62,500,000.00   24,459,463.91   7,525,989.05   7,400,000.00
August 1994.........   21,300,000.00   62,500,000.00   24,241,716.05   7,458,989.70   7,400,000.00
September 1994......   21,300,000.00   62,500,000.00   24,003,957.37   7,385,833.18   7,400,000.00
October 1994........   21,300,000.00   62,500,000.00   23,746,605.97   7,306,648.13   7,400,000.00
November 1994.......   21,300,000.00   62,500,000.00   23,470,105.93   7,221,571.20   7,400,000.00
December 1994.......   21,300,000.00   62,500,000.00   23,174,926.73   7,130,746.83   7,400,000.00
January 1995........   21,300,000.00   62,500,000.00   22,861,562.51   7,034,327.06   7,400,000.00
February 1995.......   21,300,000.00   62,500,000.00   22,530,531.42   6,932,471.35   7,400,000.00
March 1995..........   21,300,000.00   62,500,000.00   22,182,374.90   6,825,346.26   7,400,000.00
April 1995..........   21,300,000.00   62,500,000.00   21,817,656.84   6,713,125.32   7,400,000.00
May 1995............   21,300,000.00   62,500,000.00   21,436,962.78   6,595,988.68   7,400,000.00
June 1995...........   21,300,000.00   62,500,000.00   21,040,899.06   6,474,122.91   7,400,000.00
July 1995...........   21,300,000.00   62,500,000.00   20,630,091.89   6,347,720.71   7,400,000.00
August 1995.........   21,300,000.00   62,500,000.00   20,205,186.47   6,216,980.57   7,400,000.00
September 1995......   21,300,000.00   62,500,000.00   19,766,845.96   6,082,106.57   7,400,000.00
October 1995........   21,300,000.00   62,500,000.00   19,315,750.55   5,943,307.98   7,400,000.00
November 1995.......   21,300,000.00   62,500,000.00   18,852,596.38   5,800,799.00   7,400,000.00
December 1995.......   21,300,000.00   62,500,000.00   18,378,094.49   5,654,798.42   7,400,000.00
January 1996........   21,300,000.00   62,500,000.00   17,892,969.79   5,505,529.27   7,400,000.00
February 1996.......   21,300,000.00   62,500,000.00   17,397,959.85   5,353,218.52   7,400,000.00
March 1996..........   21,300,000.00   62,500,000.00   16,893,813.90   5,198,096.69   7,400,000.00
April 1996..........   21,300,000.00   62,500,000.00   16,381,291.59   5,040,397.51   7,400,000.00
May 1996............   21,300,000.00   62,500,000.00   15,880,440.28   4,886,289.42   7,400,000.00
June 1996...........   21,300,000.00   62,500,000.00   15,391,150.16   4,735,738.60   7,400,000.00
July 1996...........   21,300,000.00   62,500,000.00   14,913,312.29   4,588,711.56   7,400,000.00
August 1996.........   21,300,000.00   62,500,000.00   14,446,818.67   4,445,175.06   7,400,000.00
September 1996......   21,300,000.00   62,500,000.00   13,991,562.18   4,305,096.14   7,400,000.00
October 1996........   21,300,000.00   62,500,000.00   13,547,436.61   4,168,442.11   7,400,000.00
November 1996.......   21,300,000.00   62,500,000.00   13,114,336.61   4,035,180.57   7,400,000.00
December 1996.......   21,300,000.00   62,500,000.00   12,692,157.72   3,905,279.38   7,400,000.00
January 1997........   21,300,000.00   62,500,000.00   12,280,796.37   3,778,706.65   7,400,000.00
February 1997.......   21,300,000.00   62,500,000.00   11,880,149.82   3,655,430.79   7,400,000.00
March 1997..........   21,300,000.00   62,500,000.00   11,490,116.22   3,535,420.44   7,400,000.00
April 1997..........   21,300,000.00   62,500,000.00   11,110,594.54   3,418,644.54   7,400,000.00
May 1997............   21,300,000.00   62,500,000.00   10,741,484.62   3,305,072.25   7,400,000.00
June 1997...........   21,300,000.00   62,500,000.00   10,382,687.12   3,194,673.02   7,400,000.00
July 1997...........   21,300,000.00   62,500,000.00   10,034,103.54   3,087,416.54   7,400,000.00
August 1997.........   21,300,000.00   62,500,000.00    9,695,636.22   2,983,272.74   7,400,000.00
September 1997......   21,300,000.00   62,500,000.00    9,367,188.28   2,882,211.83   7,400,000.00
October 1997........   21,300,000.00   62,500,000.00    9,048,663.68   2,784,204.26   7,400,000.00
November 1997.......   21,300,000.00   62,500,000.00    8,739,967.18   2,689,220.73   7,400,000.00
December 1997.......   21,300,000.00   62,500,000.00    8,441,004.35   2,597,232.16   7,400,000.00
January 1998........   21,300,000.00   62,500,000.00    8,151,681.53   2,508,209.75   7,400,000.00
February 1998.......   21,300,000.00   62,500,000.00    7,871,905.85   2,422,124.92   7,400,000.00
March 1998..........   21,300,000.00   62,500,000.00    7,601,585.23   2,338,949.35   7,400,000.00
April 1998..........   21,300,000.00   62,500,000.00    7,340,628.38   2,258,654.93   7,400,000.00
May 1998............   21,300,000.00   62,500,000.00    7,088,944.74   2,181,213.81   7,400,000.00

                                     S-14


                        G Class         H Class        FA Class        SA Class       L Class
    Distribution        Planned         Planned        Scheduled      Scheduled      Scheduled
        Date            Balance         Balance         Balance        Balance        Balance
----------------------------------- --------------- --------------- -------------- --------------
June 1998........... $ 21,300,000.00 $ 62,500,000.00 $  6,846,444.55 $ 2,106,598.36 $ 7,400,000.00
July 1998...........   21,300,000.00   62,500,000.00    6,613,038.77   2,034,781.20   7,400,000.00
August 1998.........   21,300,000.00   62,500,000.00    6,388,639.14   1,965,735.16   7,400,000.00
September 1998......   21,300,000.00   62,500,000.00    6,173,158.13   1,899,433.31   7,400,000.00
October 1998........   21,300,000.00   62,500,000.00    5,966,508.95   1,835,848.94   7,400,000.00
November 1998.......   21,300,000.00   62,500,000.00    5,768,605.54   1,774,955.59   7,400,000.00
December 1998.......   21,300,000.00   62,500,000.00    5,579,362.59   1,716,726.99   7,400,000.00
January 1999........   21,300,000.00   62,500,000.00    5,398,695.48   1,661,137.11   7,400,000.00
February 1999.......   21,300,000.00   62,500,000.00    5,226,520.33   1,608,160.13   7,400,000.00
March 1999..........   21,300,000.00   62,500,000.00    5,062,753.94   1,557,770.47   7,400,000.00
April 1999..........   21,300,000.00   62,500,000.00    4,907,313.83   1,509,942.75   7,400,000.00
May 1999............   21,300,000.00   62,500,000.00    4,760,118.24   1,464,651.79   7,400,000.00
June 1999...........   21,300,000.00   62,500,000.00    4,621,086.07   1,421,872.66   7,400,000.00
July 1999...........   21,300,000.00   62,500,000.00    4,490,136.92   1,381,580.62   7,400,000.00
August 1999.........   21,300,000.00   62,500,000.00    4,367,191.08   1,343,751.13   7,400,000.00
September 1999......   21,300,000.00   62,500,000.00    4,252,169.51   1,308,359.88   7,400,000.00
October 1999........   21,300,000.00   62,500,000.00    4,144,993.85   1,275,382.75   7,400,000.00
November 1999.......   21,300,000.00   62,500,000.00    4,045,586.40   1,244,795.84   7,400,000.00
December 1999.......   21,300,000.00   62,500,000.00    3,970,403.75   1,221,662.72   7,400,000.00
January 2000........   21,300,000.00   62,500,000.00    3,916,933.13   1,205,210.22   7,400,000.00
February 2000.......   21,300,000.00   62,500,000.00    3,860,229.24   1,187,762.87   7,400,000.00
March 2000..........   21,300,000.00   62,500,000.00    3,800,425.17   1,169,361.61   7,400,000.00
April 2000..........   21,300,000.00   62,500,000.00    3,737,650.49   1,150,046.33   7,400,000.00
May 2000............   21,300,000.00   62,500,000.00    3,672,031.37   1,129,855.83   7,400,000.00
June 2000...........   21,300,000.00   62,500,000.00    3,603,690.62   1,108,827.90   7,400,000.00
July 2000...........   21,300,000.00   62,500,000.00    3,532,747.77   1,086,999.34   7,400,000.00
August 2000.........   21,300,000.00   62,500,000.00    3,459,319.19   1,064,405.92   7,400,000.00
September 2000......   21,300,000.00   62,500,000.00    3,383,518.07   1,041,082.51   7,400,000.00
October 2000........   21,300,000.00   62,500,000.00    3,305,454.60   1,017,062.98   7,400,000.00
November 2000.......   21,300,000.00   62,500,000.00    3,225,235.94     992,380.31   7,400,000.00
December 2000.......   21,300,000.00   62,500,000.00    3,142,966.35     967,066.59   7,400,000.00
January 2001........   21,300,000.00   62,500,000.00    3,058,747.23     941,153.01   7,400,000.00
February 2001.......   21,300,000.00   62,500,000.00    2,972,677.18     914,669.92   7,400,000.00
March 2001..........   21,300,000.00   62,500,000.00    2,884,852.09     887,646.82   7,400,000.00
April 2001..........   21,300,000.00   62,500,000.00    2,795,365.18     860,112.38   7,400,000.00
May 2001............   21,300,000.00   62,500,000.00    2,704,307.06     832,094.49   7,400,000.00
June 2001...........   21,300,000.00   62,500,000.00    2,611,765.78     803,620.26   7,400,000.00
July 2001...........   21,300,000.00   62,500,000.00    2,517,826.96     774,716.00   7,400,000.00
August 2001.........   21,245,109.80   62,500,000.00    2,422,573.72     745,407.31   7,400,000.00
September 2001......   19,132,310.96   62,500,000.00    2,326,086.84     715,719.04   7,400,000.00
October 2001........   17,061,975.84   62,500,000.00    2,228,444.78     685,675.33   7,400,000.00
November 2001.......   15,033,325.31   62,500,000.00    2,129,723.74     655,299.62   7,400,000.00
December 2001.......   13,045,593.91   62,500,000.00    2,029,997.68     624,614.68   7,400,000.00
January 2002........   11,098,029.59   62,500,000.00    1,929,338.42     593,642.60   7,400,000.00
February 2002.......    9,189,893.49   62,500,000.00    1,827,815.67     562,404.83   7,400,000.00
March 2002..........    7,320,459.71   62,500,000.00    1,725,497.07     530,922.18   7,400,000.00
April 2002..........    5,489,015.11   62,500,000.00    1,622,448.23     499,214.85   7,400,000.00
May 2002............    3,694,859.07   62,500,000.00    1,518,732.82     467,302.41   7,400,000.00
June 2002...........    1,937,303.28   62,500,000.00    1,414,412.56     435,203.87   7,400,000.00
July 2002...........      215,671.53   62,500,000.00    1,309,547.32     402,937.64   7,400,000.00
August 2002.........            0.00   61,029,299.50    1,204,195.12     370,521.58   7,400,000.00
September 2002......            0.00   59,377,534.57    1,098,412.19     337,972.99   7,400,000.00

                                     S-15


                        G Class         H Class        FA Class        SA Class       L Class
    Distribution        Planned         Planned        Scheduled      Scheduled      Scheduled
        Date            Balance         Balance         Balance        Balance        Balance
----------------------------------- --------------- --------------- -------------- --------------
October 2002........ $          0.00 $ 57,759,735.61 $    992,253.03 $   305,308.63 $ 7,400,000.00
November 2002.......            0.00   56,175,272.77      885,770.43     272,544.75   7,400,000.00
December 2002.......            0.00   54,623,527.32      779,015.49     239,697.08   7,400,000.00
January 2003........            0.00   53,103,891.42      672,037.73     206,780.84   7,400,000.00
February 2003.......            0.00   51,615,767.97      564,885.04     173,810.79   7,400,000.00
March 2003..........            0.00   50,158,570.40      457,603.80     140,801.17   7,400,000.00
April 2003..........            0.00   48,731,722.50      350,238.85     107,765.80   7,400,000.00
May 2003............            0.00   47,334,658.24      242,833.57      74,718.02   7,400,000.00
June 2003...........            0.00   45,966,821.60      135,429.90      41,670.74   7,400,000.00
July 2003...........            0.00   44,627,666.39       28,068.39       8,636.43   7,400,000.00
August 2003.........            0.00   43,316,656.08            0.00           0.00   7,296,415.34
September 2003......            0.00   42,033,263.65            0.00           0.00   7,156,281.69
October 2003........            0.00   40,776,971.41            0.00           0.00   7,016,351.63
November 2003.......            0.00   39,547,270.85            0.00           0.00   6,876,671.28
December 2003.......            0.00   38,343,662.48            0.00           0.00   6,737,285.12
January 2004........            0.00   37,165,655.66            0.00           0.00   6,598,236.07
February 2004.......            0.00   36,012,768.48            0.00           0.00   6,459,565.49
March 2004..........            0.00   34,884,527.57            0.00           0.00   6,321,313.26
April 2004..........            0.00   33,780,467.98            0.00           0.00   6,183,517.79
May 2004............            0.00   32,700,133.04            0.00           0.00   6,046,216.04
June 2004...........            0.00   31,643,074.19            0.00           0.00   5,909,443.61
July 2004...........            0.00   30,608,850.86            0.00           0.00   5,773,234.72
August 2004.........            0.00   29,597,030.34            0.00           0.00   5,637,622.28
September 2004......            0.00   28,607,187.62            0.00           0.00   5,502,637.91
October 2004........            0.00   27,638,905.27            0.00           0.00   5,368,311.97
November 2004.......            0.00   26,691,773.31            0.00           0.00   5,234,673.61
December 2004.......            0.00   25,765,389.09            0.00           0.00   5,101,750.77
January 2005........            0.00   24,859,357.15            0.00           0.00   4,969,570.24
February 2005.......            0.00   23,973,289.09            0.00           0.00   4,838,157.69
March 2005..........            0.00   23,106,803.47            0.00           0.00   4,707,537.67
April 2005..........            0.00   22,259,525.67            0.00           0.00   4,577,733.67
May 2005............            0.00   21,431,087.79            0.00           0.00   4,448,768.13
June 2005...........            0.00   20,621,128.51            0.00           0.00   4,320,662.48
July 2005...........            0.00   19,829,293.00            0.00           0.00   4,193,437.15
August 2005.........            0.00   19,055,232.79            0.00           0.00   4,067,111.63
September 2005......            0.00   18,298,605.67            0.00           0.00   3,941,704.46
October 2005........            0.00   17,559,075.58            0.00           0.00   3,817,233.26
November 2005.......            0.00   16,836,312.51            0.00           0.00   3,693,714.77
December 2005.......            0.00   16,129,992.37            0.00           0.00   3,571,164.88
January 2006........            0.00   15,439,796.92            0.00           0.00   3,449,598.62
February 2006.......            0.00   14,765,413.65            0.00           0.00   3,329,030.22
March 2006..........            0.00   14,106,535.68            0.00           0.00   3,209,473.11
April 2006..........            0.00   13,462,861.67            0.00           0.00   3,090,939.94
May 2006............            0.00   12,834,095.72            0.00           0.00   2,973,442.63
June 2006...........            0.00   12,219,947.27            0.00           0.00   2,856,992.36
July 2006...........            0.00   11,620,131.02            0.00           0.00   2,741,599.60
August 2006.........            0.00   11,034,366.83            0.00           0.00   2,627,274.13
September 2006......            0.00   10,462,379.63            0.00           0.00   2,514,025.07
October 2006........            0.00    9,903,899.33            0.00           0.00   2,401,860.89
November 2006.......            0.00    9,358,660.74            0.00           0.00   2,290,789.42
December 2006.......            0.00    8,826,403.49            0.00           0.00   2,180,817.88
January 2007........            0.00    8,306,871.92            0.00           0.00   2,071,952.91

                                     S-16


                        G Class         H Class        FA Class        SA Class       L Class
    Distribution        Planned         Planned        Scheduled      Scheduled      Scheduled
        Date            Balance         Balance         Balance        Balance        Balance
----------------------------------- --------------- --------------- -------------- --------------
February 2007....... $   0.00       $  7,799,815.03    $   0.00       $ 0.00       $ 1,964,200.56
March 2007..........     0.00          7,304,986.38        0.00         0.00         1,857,566.32
April 2007..........     0.00          6,822,144.01        0.00         0.00         1,752,055.15
May 2007............     0.00          6,351,050.37        0.00         0.00         1,647,671.47
June 2007...........     0.00          5,891,472.25        0.00         0.00         1,544,419.18
July 2007...........     0.00          5,443,180.68        0.00         0.00         1,442,301.70
August 2007.........     0.00          5,005,950.87        0.00         0.00         1,341,321.97
September 2007......     0.00          4,579,562.14        0.00         0.00         1,241,482.46
October 2007........     0.00          4,163,797.85        0.00         0.00         1,142,785.19
November 2007.......     0.00          3,758,445.31        0.00         0.00         1,045,231.75
December 2007.......     0.00          3,363,295.74        0.00         0.00           948,823.30
January 2008........     0.00          2,978,144.18        0.00         0.00           853,560.59
February 2008.......     0.00          2,602,789.44        0.00         0.00           759,443.97
March 2008..........     0.00          2,237,034.00        0.00         0.00           666,473.42
April 2008..........     0.00          1,880,683.99        0.00         0.00           574,648.53
May 2008............     0.00          1,533,549.10        0.00         0.00           483,968.54
June 2008...........     0.00          1,195,442.53        0.00         0.00           394,432.34
July 2008...........     0.00            866,180.90        0.00         0.00           306,038.51
August 2008.........     0.00            545,584.23        0.00         0.00           218,785.27
September 2008......     0.00            233,475.85        0.00         0.00           132,670.55
October 2008 and
  thereafter........     0.00                  0.00        0.00         0.00                 0.00

                                     S-17


Characteristics of the R and RL Classes

     The R and RL Certificates will not have principal balances and will not bear interest. The Holder of the R Certificate will be entitled to receive the proceeds of the remaining assets of the Trust, if any, after the principal balances of all Classes have been reduced to zero, and the Holder of the RL Certificate will be entitled to receive the proceeds of the remaining assets of the Lower Tier REMIC, if any, after the principal balances of the Lower Tier Interests have been reduced to zero. It is not anticipated that there will be any material assets remaining in either such circumstance.

     The R Class and the RL Class will be subject to certain transfer restrictions. No transfer of record or beneficial ownership of an R or RL Certificate will be allowed to a "disqualified organization." In addition, no transfer of record or beneficial ownership of an R or RL Certificate will be allowed to any person that is not a "U.S. Person" without the written consent of Fannie Mae. Under regulations issued by the Treasury Department on December 23, 1992 (the "Regulations"), a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The R and RL Certificates will constitute noneconomic residual interests under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Certificate will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, Fannie Mae will be obligated to provide to such Holders (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Certificates that may be required under the Code.

Yield Considerations

     General. There can be no assurance that the Mortgage Loans will have the characteristics assumed herein or will prepay at any of the rates assumed herein or at any other particular rate, that the pre-tax yields on the Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of the Certificates will be as assumed. In addition, there can be no assurance that the applicable Index will correspond to the levels shown herein. Because the rate of principal distributions on the Certificates will be related to the amortization of the Mortgage Loans in each Pool, which are likely to include Mortgage Loans that have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal distributions on the Certificates are likely to differ from those assumed, even if all Mortgage Loans prepay at the indicated constant percentages of PSA. In addition, it is not likely that the Mortgage Loans will prepay at a constant PSA rate until maturity, that all of such Mortgage Loans will prepay at the same rate or that the level of the applicable Index will remain constant.

     The timing of changes in the rate of prepayments or the level of the applicable Index may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments or the average level of such Index is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans or change in the level of an Index, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments or the level of an Index occurring at a rate or level higher (or lower) than the rate or level anticipated by the investor during the period immediately following the issuance of the

                                     S-18


Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments or level of such Index.

     The effective yield on the Delay Classes will be reduced below the yield otherwise produced because principal and interest payable on a Distribution Date will not be distributed until the 25th day following the end of the related Interest Accrual Period and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market value of the Delay Classes will be lower than would have been the case if there were no such delay. Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

     The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of certain Classes to various constant percentages of PSA and, where specified, to changes in an Index. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered.

     The Interest Only Classes. As indicated in the table below, the yields to investors in the JA, JB and M Classes will be sensitive, in varying degrees, to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. On the basis of the assumptions described below, the yield to maturity on the JA, JB and M Classes would be 0% if prepayments were to occur at constant rates of approximately 810% PSA, 556% PSA and 311% PSA, respectively. If the actual prepayment rate of the Mortgage Loans were to exceed any of the foregoing levels for as little as one month while equaling such level for the remaining months, the investors in the JA, JB and M Classes, as applicable, would not fully recoup their initial investments.

     The information set forth in the following table was prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the JA, JB and M Classes (expressed as percentages of original principal balances) are as follows:

        Class                                                   Price*
        ------                                                 ---------
        JA ...................................................    6.54681%
        JB ...................................................   22.03682%
        M ....................................................    0.19382%

        -------------------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the table below.

            Sensitivity of the JA, JB and M Classes to Prepayments
                         (Pre-Tax Yields to Maturity)

                            PSA Prepayment Assumption
                                 ------------------------------------------
            Class                 50%     100%     250%     300%      500%
          -------                -----    -----    -----    -----    ------
JA ...........................   27.3%     6.5%     6.5%     6.5%      6.5%
JB ...........................   16.9%    12.0%    12.0%    12.0%      3.1%
M ............................   26.4%    26.4%    10.0%     2.0%    (41.0%)

     The Inverse Floating Rate Classes. The yields to investors in the Inverse Floating Rate Classes will be sensitive, in varying degrees, to the level of the applicable Index and to the

                                     S-19


rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. As indicated in the tables below, a high level of the applicable Index will have a negative effect on the yields to investors in the Inverse Floating Rate Classes. It is possible that, under certain high Index scenarios, investors in the SA Class would not fully recoup their initial investments.

     Changes in an Index may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of such Index.

     The information set forth in the following tables was prepared on the basis of the Pricing Assumptions and the assumptions that (i) the interest rates applicable to the Inverse Floating Rate Classes for each Interest Accrual Period subsequent to their initial Interest Accrual Period (or, in the case of the S Class, subsequent to its initial twenty-four Interest Accrual Periods) will be based on the indicated level of the applicable Index and (ii) the aggregate purchase prices of the Inverse Floating Rate Classes (expressed as percentages of original principal balances) are as follows:

                                    Class                                  Price*
                                   -------                               -----------
        SA............................................................    102.50355%
        S ............................................................    100.21574%

        -------------------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

             Sensitivity of the SA Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                         PSA Prepayment Assumption
                                 -------------------------------------------------------------------------
             COFI                  50%       100%       135%       250%       275%       300%       500%
            ------               -------    -------    -------    -------    -------    -------    -------
1.822%........................     18.5%      18.5%      17.9%      17.9%      17.9%      17.7%      17.1%
3.822%........................     11.8%      11.8%      11.3%      11.3%      11.3%      11.2%      10.7%
5.822%........................      5.3%       5.2%       4.9%       4.9%       4.9%       4.7%       4.3%
6.822%........................      2.0%       2.0%       1.7%       1.7%       1.7%       1.6%       1.2%
7.500%........................    (0.1)%     (0.2)%     (0.5)%     (0.5)%     (0.5)%     (0.6)%     (0.9)%

             Sensitivity of the S Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                            PSA Prepayment Assumption
                                 ---------------------------------------------
            LIBOR                 50%      100%      250%      300%      500%
------------------------------   -----     -----     -----     -----     -----
1.25%.........................   16.7%     16.6%     14.1%     12.1%     10.7%
3.25%.........................   13.0%     12.9%     12.0%     11.3%     10.7%
5.25%.........................    8.9%      8.9%      9.7%     10.4%     10.7%
7.25%.........................    4.5%      4.6%      7.3%      9.5%     10.7%
8.40%.........................    1.8%      1.9%      5.7%      9.0%     10.7%

Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the Settlement Date to the second such Distribution Date,
(b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a). For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates-- Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

                                     S-20


     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including the timing of changes in such rate of principal payments, the priority sequence of distributions of principal of the Classes and the distribution of principal of certain Classes in accordance with the Principal Balance Schedules herein. In particular, if the amount distributable as principal of the Certificates on any Distribution Date exceeds the amount required to reduce the principal balances of certain Classes with higher principal payment priorities to their respective scheduled amounts as set forth in the Principal Balance Schedules, such excess principal will be distributed on the remaining Classes on such Distribution Date. Conversely, if the principal distributable on any Distribution Date is less than the amount so required to reduce certain Classes to their respective scheduled amounts, no principal will be distributed on the remaining Classes on such Distribution Date. Accordingly, the rate of principal payments on the Mortgage Loans is expected to have a greater effect on the weighted average lives of the Support Classes and, under certain prepayment scenarios, the Scheduled Classes, than on the weighted average lives of the PAC Classes. See "Distributions of Principal" herein.

     The interaction of the foregoing factors may have different effects on various Classes and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their respective original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

                                     S-21


Decrement Tables

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each of the dates shown at various constant PSA levels and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions, except that with respect to the information set forth for each such Class under 0% PSA it has been assumed that each underlying Mortgage Loan bears an interest rate of 9.00% per annum and has an original and remaining term to maturity of 180 months. It is not likely that (i) all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or (ii) the underlying Mortgage Loans will prepay at a constant PSA level. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which will include recently originated Mortgage Loans) could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA levels, even if the weighted average remaining term to maturity and the weighted average CAGE of the Mortgage Loans are identical to the remaining term to maturity and CAGE specified in the Pricing Assumptions.

              Percent of Original Principal Balances Outstanding

                                 A Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
February 1995.......     80     64     64     64     64
February 1996.......     58     14     14     14     14
February 1997.......     35      0      0      0      0
February 1998.......      9      0      0      0      0
February 1999.......      0      0      0      0      0
February 2000.......      0      0      0      0      0
February 2001.......      0      0      0      0      0
February 2002.......      0      0      0      0      0
February 2003.......      0      0      0      0      0
February 2004.......      0      0      0      0      0
February 2005.......      0      0      0      0      0
February 2006.......      0      0      0      0      0
February 2007.......      0      0      0      0      0
February 2008.......      0      0      0      0      0
February 2009.......      0      0      0      0      0
Weighted Average
 Life (years)**.....    2.3    1.3    1.3    1.3    1.3

                                 B Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
February 1995.......   100    100    100    100    100
February 1996.......   100    100    100    100    100
February 1997.......   100      0      0      0      0
February 1998.......   100      0      0      0      0
February 1999.......    10      0      0      0      0
February 2000.......     0      0      0      0      0
February 2001.......     0      0      0      0      0
February 2002.......     0      0      0      0      0
February 2003.......     0      0      0      0      0
February 2004.......     0      0      0      0      0
February 2005.......     0      0      0      0      0
February 2006.......     0      0      0      0      0
February 2007.......     0      0      0      0      0
February 2008.......     0      0      0      0      0
February 2009.......     0      0      0      0      0
Weighted Average
 Life (years)**.....   4.7    2.5    2.5    2.5    2.4

                                 C Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
February 1995.......   100    100    100    100    100
February 1996.......   100    100    100    100    100
February 1997.......   100     77     77     77     18
February 1998.......   100     16     16     16      0
February 1999.......   100      0      0      0      0
February 2000.......    66      0      0      0      0
February 2001.......    26      0      0      0      0
February 2002.......     0      0      0      0      0
February 2003.......     0      0      0      0      0
February 2004.......     0      0      0      0      0
February 2005.......     0      0      0      0      0
February 2006.......     0      0      0      0      0
February 2007.......     0      0      0      0      0
February 2008.......     0      0      0      0      0
February 2009.......     0      0      0      0      0
Weighted Average
 Life (years)**.....   6.4    3.5    3.5    3.5    2.8

                                 D Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
February 1995.......    100    100    100    100    100
February 1996.......    100    100    100    100    100
February 1997.......    100    100    100    100    100
February 1998.......    100    100    100    100      0
February 1999.......    100      0      0      0      0
February 2000.......    100      0      0      0      0
February 2001.......    100      0      0      0      0
February 2002.......     13      0      0      0      0
February 2003.......      0      0      0      0      0
February 2004.......      0      0      0      0      0
February 2005.......      0      0      0      0      0
February 2006.......      0      0      0      0      0
February 2007.......      0      0      0      0      0
February 2008.......      0      0      0      0      0
February 2009.......      0      0      0      0      0
Weighted Average
 Life (years)**.....    7.9    4.5    4.5    4.5    3.3

                                 E Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
February 1995.......   100    100    100    100    100
February 1996.......   100    100    100    100    100
February 1997.......   100    100    100    100    100
February 1998.......   100    100    100    100     55
February 1999.......   100     85     85     85      7
February 2000.......   100     46     46     46      0
February 2001.......   100     14     14     14      0
February 2002.......   100      0      0      0      0
February 2003.......    68      0      0      0      0
February 2004.......    31      0      0      0      0
February 2005.......     0      0      0      0      0
February 2006.......     0      0      0      0      0
February 2007.......     0      0      0      0      0
February 2008.......     0      0      0      0      0
February 2009.......     0      0      0      0      0
Weighted Average
 Life (years)**.....   9.5    6.0    6.0    6.0    4.2

                                 G Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
February 1995.......   100    100    100    100    100
February 1996.......   100    100    100    100    100
February 1997.......   100    100    100    100    100
February 1998.......   100    100    100    100    100
February 1999.......   100    100    100    100    100
February 2000.......   100    100    100    100      0
February 2001.......   100    100    100    100      0
February 2002.......   100     43     43     43      0
February 2003.......   100      0      0      0      0
February 2004.......   100      0      0      0      0
February 2005.......    57      0      0      0      0
February 2006.......     0      0      0      0      0
February 2007.......     0      0      0      0      0
February 2008.......     0      0      0      0      0
February 2009.......     0      0      0      0      0
Weighted Average
 Life (years)**.....  11.1    8.0    8.0    8.0    5.5

---------------
** Determined as specified under "Weighted Average Lives of the Certificates" herein.

                                     S-22


                                 H Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
February 1995.......    100    100    100    100    100
February 1996.......    100    100    100    100    100
February 1997.......    100    100    100    100    100
February 1998.......    100    100    100    100    100
February 1999.......    100    100    100    100    100
February 2000.......    100    100    100    100     95
February 2001.......    100    100    100    100     60
February 2002.......    100    100    100    100     38
February 2003.......    100     83     83     83     23
February 2004.......    100     58     58     58     14
February 2005.......    100     38     38     38      8
February 2006.......     48     24     24     24      4
February 2007.......     12     12     12     12      2
February 2008.......      4      4      4      4      1
February 2009.......      0      0      0      0      0
Weighted Average
 Life (years)**.....   12.2   10.7   10.7   10.7    8.0

                                JA+ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
February 1995.......    77     57     57     57     57
February 1996.......    51      0      0      0      0
February 1997.......    23      0      0      0      0
February 1998.......     0      0      0      0      0
February 1999.......     0      0      0      0      0
February 2000.......     0      0      0      0      0
February 2001.......     0      0      0      0      0
February 2002.......     0      0      0      0      0
February 2003.......     0      0      0      0      0
February 2004.......     0      0      0      0      0
February 2005.......     0      0      0      0      0
February 2006.......     0      0      0      0      0
February 2007.......     0      0      0      0      0
February 2008.......     0      0      0      0      0
February 2009.......     0      0      0      0      0
Weighted Average
 Life (years)**.....   2.0    1.1    1.1    1.1    1.1

                                JB+ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
February 1995.......   100    100    100    100    100
February 1996.......   100     99     99     99     99
February 1997.......   100     70     70     70     48
February 1998.......    96     47     47     47     26
February 1999.......    79     32     32     32     17
February 2000.......    65     24     24     24     12
February 2001.......    51     18     18     18      8
February 2002.......    36     14     14     14      5
February 2003.......    29     11     11     11      3
February 2004.......    21      7      7      7      2
February 2005.......    14      5      5      5      1
February 2006.......     6      3      3      3      1
February 2007.......     2      2      2      2      *
February 2008.......     1      1      1      1      *
February 2009.......     0      0      0      0      0
Weighted Average
 Life (years)**.....   7.5    4.8    4.8    4.8    3.7

                                   FA and SA Classes
                    ------------------------------------------------
                                     PSA Prepayment
                                       Assumption
                    ------------------------------------------------
        Date          0%    100%   135%   250%   275%   300%   500%
-------------------------- ------ ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100    100
February 1995.......    100    100     89     89     89     89     89
February 1996.......    100    100     69     69     69     69     32
February 1997.......    100    100     47     47     47     47      0
February 1998.......    100    100     31     31     31     19      0
February 1999.......    100    100     21     21     21      0      0
February 2000.......    100    100     15     15     15      0      0
February 2001.......    100     88     12     12     12      0      0
February 2002.......    100     60      7      7      7      0      0
February 2003.......    100     22      2      2      2      0      0
February 2004.......    100      0      0      0      0      0      0
February 2005.......    100      0      0      0      0      0      0
February 2006.......    100      0      0      0      0      0      0
February 2007.......     21      0      0      0      0      0      0
February 2008.......      0      0      0      0      0      0      0
February 2009.......      0      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   12.8    8.2    3.5    3.5    3.5    2.8    1.8

                                        L Class
                    ------------------------------------------------

                                     PSA Prepayment
                                       Assumption
                    ------------------------------------------------
        Date          0%    100%   135%   250%   275%   300%   500%
-------------------------- ------ ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100    100
February 1995.......   100    100    100    100    100    100    100
February 1996.......   100    100    100    100    100    100    100
February 1997.......   100    100    100    100    100    100      0
February 1998.......   100    100    100    100    100    100      0
February 1999.......   100    100    100    100    100     37      0
February 2000.......   100    100    100    100    100      1      0
February 2001.......   100    100    100    100    100      1      0
February 2002.......   100    100    100    100    100      1      0
February 2003.......   100    100    100    100    100      1      0
February 2004.......   100     87     87     87     87      1      0
February 2005.......   100     65     65     65     65      1      0
February 2006.......   100     45     45     45     45      1      0
February 2007.......   100     27     27     27     27      1      0
February 2008.......    10     10     10     10     10      1      0
February 2009.......     0      0      0      0      0      0      0
Weighted Average
 Life (years)**.....  13.4   11.9   11.9   11.9   11.9    5.0    2.2

                             F and S Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
February 1995.......    100    100     87     81     58
February 1996.......    100    100     63     47      0
February 1997.......    100    100     39     15      0
February 1998.......    100    100     25      0      0
February 1999.......    100    100     17      0      0
February 2000.......    100    100     15      0      0
February 2001.......    100    100     14      0      0
February 2002.......    100    100     12      0      0
February 2003.......    100    100     10      0      0
February 2004.......    100     92      8      0      0
February 2005.......    100     74      6      0      0
February 2006.......    100     55      4      0      0
February 2007.......    100     35      3      0      0
February 2008.......     62     14      1      0      0
February 2009.......      0      0      0      0      0
Weighted Average
 Life (years)**.....   14.2   12.2    3.6    1.9    1.1

                                 M+ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
February 1995.......   100    100     87     81     58
February 1996.......     0      0      0      0      0
February 1997.......     0      0      0      0      0
February 1998.......     0      0      0      0      0
February 1999.......     0      0      0      0      0
February 2000.......     0      0      0      0      0
February 2001.......     0      0      0      0      0
February 2002.......     0      0      0      0      0
February 2003.......     0      0      0      0      0
February 2004.......     0      0      0      0      0
February 2005.......     0      0      0      0      0
February 2006.......     0      0      0      0      0
February 2007.......     0      0      0      0      0
February 2008.......     0      0      0      0      0
February 2009.......     0      0      0      0      0
Weighted Average
 Life (years)**.....   2.0    2.0    1.7    1.6    1.1

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                     S-23


              CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion, when read in conjunction with the discussion of "Certain Federal Income Tax Consequences" in the REMIC Prospectus, describes the current federal income tax treatment of investors in the Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

REMIC Elections and Special Tax Attributes

     Elections will be made to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. The Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC.

     As a consequence of the qualification of the Trust and the Lower Tier REMIC as REMICs, the Certificates generally will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. See "Certain Federal Income Tax Consequences--Special Tax Attributes" in the REMIC Prospectus.

Taxation of Beneficial Owners of Regular Certificates

     The Notional Classes will be, and certain other Classes of Certificates may be, issued with original issue discount for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount will be 250% PSA. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at that or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus. In addition, certain Classes of Certificates may be treated as having been issued at a premium for federal income tax purposes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Certificates Purchased at a Premium" in the REMIC Prospectus.

     The Treasury Department has issued final regulations relating to the tax treatment of debt instruments with original issue discount (the "OID Regulations"). These regulations replace proposed OID regulations issued on December 22, 1992 (the "1992 Proposed OID Regulations"). The OID Regulations apply to debt instruments issued on or after April 4, 1994, and to sales or exchanges that occur on or after that date. Further, investors may rely on the OID Regulations for debt instruments issued after December 21, 1992, and for sales or exchanges that occur after that date. The OID Regulations do not provide guidance under section 1272(a)(6) of the Code, which contains special original issue discount rules applicable to the Regular Certificates.

     The OID Regulations provide that for purposes of measuring the accrual of original issue discount on a debt instrument, Holders may use an interest accrual period of any length as long as each distribution date falls on either the final day or the first day of an accrual period. Fannie Mae intends to report original issue discount based on accrual periods of one month, beginning on a payment date and ending on the day before a payment date.

     The F and S Classes will each bear interest during their first twenty-four Interest Accrual Periods at a fixed rate. During all subsequent Interest Accrual Periods, the F and S Classes will each bear interest at a variable rate determined by reference to LIBOR as described in "Description of the Certificates--Calculation of LIBOR" herein. Under the OID Regulations, the F Class is considered to

                                     S-24


be a variable rate debt instrument. Furthermore, all payments of interest on the F Class will be treated as "qualified stated interest" because the fair market value of such Class is approximately the same as it would be if the variable rate were in effect during all Interest Accrual Periods. It would appear, under the OID Regulations, that the S Class is considered to be a contingent debt instrument. The OID Regulations do not contain rules for the tax treatment of contingent debt instruments and no other definitive guidance has been issued regarding such treatment. Proposed regulations governing contingent debt instruments were published in the Federal Register on April 8, 1986 (the "1986 Proposed Contingent Payment Regulations"). The 1986 Proposed Contingent Payment Regulations, however, are not binding on either taxpayers or the IRS and are subject to change before publication in final form. Absent further guidance, Fannie Mae intends to treat all interest payments on the S Class as "qualified stated interest" because the S Class bears interest at a fixed rate followed by a variable rate and the fair market value of such Class is approximately the same as it would be if the variable rate were in effect during all Interest Accrual Periods. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. Investors are urged to consult their own tax advisors on the possible application to the S Class of the 1986 Proposed Contingent Payment Regulations.

Taxation of Beneficial Owners of Residual Certificates

     Under the Regulations, neither the R nor the RL Certificate will have significant value. As a result, an organization to which section 593 of the Code applies and which is the beneficial owner of the R or RL Certificate may not use its allowable deductions to offset any "excess inclusions" with respect to such Certificate. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" in the REMIC Prospectus.

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about January 20, 1994. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus. The federal income tax consequences of any consideration paid to a transferee on the transfer of the R or RL Certificate are unclear; any transferee receiving such consideration should consult its own tax advisors.

     Under the OID Regulations, the Lower Tier Regular Interests will be treated as a single debt instrument for original issue discount purposes because they were issued to the Trust in a single transaction. Consequently, Fannie Mae intends to calculate the taxable income (or net loss) of the Trust and of the Lower Tier REMIC (and to report to the R and RL Certificateholders) by treating the Lower Tier Regular Interests as a single debt instrument.

                             PLAN OF DISTRIBUTION

     General. The Dealer will receive the Certificates in exchange for the MBS pursuant to a Fannie Mae commitment. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect such transactions to or through dealers.

     Increase in Certificates. Fannie Mae and the Dealer may agree to offer hereby Certificates in addition to those contemplated as of the date hereof. In such event, the MBS will be increased in principal balance, but it is expected that all additional MBS will have the same characteristics as described herein under "Description of the Certificates--The MBS." The proportion that the original principal balance of each Class bears to the aggregate original principal balance of all the Certificates will remain the same. The dollar amounts reflected in the Principal Balance Schedules will be increased in pro rata amounts that correspond to the increase of the principal balance of the Certificates.

                                LEGAL MATTERS

     Certain legal matters will be passed upon for the Dealer by Cleary, Gottlieb, Steen & Hamilton.

No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus and the Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus Supplement and the aforementioned documents do not constitute an offer to sell or a solicitation of an offer to buy any of the Certificates offered hereby in any state to any person to whom it is unlawful to make such offer or solicitation in such state. The delivery of this Prospectus Supplement and the aforementioned documents at any time does not imply that the information contained herein or therein is correct as of any time subsequent to the date hereof or thereof.



                      ----------------------------

                           Table of Contents

                                          Page
                                          -----
             Prospectus Supplement

Table of Contents.......................   S- 3
Description of the Certificates.........   S- 4
Certain Additional Federal Income Tax
  Consequences..........................   S-24
Plan of Distribution....................   S-25
Legal Matters...........................   S-25

REMIC Prospectus

Prospectus Supplement...................      2
Summary of Prospectus...................      3
Description of the Certificates.........      7
The Trust Agreement.....................     20
Certain Federal Income Tax
  Consequences..........................     22
Legal Investment Considerations.........     32
Legal Opinion...........................     33
ERISA Considerations....................     33
Glossary................................     34

      $500,000,000
      Federal National
      Mortgage Association

      (FANNIEMAE LOGO)


      Guaranteed REMIC
      Pass-Through Certificates

      Fannie Mae REMIC Trust 1994-17

----------------------------------------------------

      Salomon Brothers Inc

            ------------------------------------------------------------------

      Prospectus Supplement

      Dated January 4, 1994

Prospectus Supplement

(To Prospectus dated June 14, 1996)

                                 $383,906,733

                               [FANNIE MAE LOGO]

                  Guaranteed REMIC Pass-Through Certificates

                        Fannie Mae REMIC Trust 1997-44
                           ------------------------

    The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1997-44 (the "Trust"). The assets of the Trust will consist of the "regular interests" in a separate trust fund (the "Lower Tier REMIC"). The assets of the Lower Tier REMIC will consist of (i) certain previously issued REMIC certificates specified herein (the "Underlying REMIC Certificates") evidencing beneficial ownership interests in the related REMIC Trusts (the "Underlying REMIC Trusts") as further described in Exhibit A hereto and (ii) certain Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "Trust MBS") described herein. The assets of the Underlying REMIC Trusts evidence direct or indirect beneficial ownership interests in (i) certain "fully modified pass-through" mortgage-backed securities (the "GNMA Certificates") guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ("GNMA") and (ii) certain Fannie Mae Guaranteed Mortgage Pass-Through Certificates (together with the Trust MBS, the "MBS"). Each GNMA Certificate is based on and backed by a pool of mortgage loans which are either insured or guaranteed by the Federal Housing Administration ("FHA"), the Department of Veterans Affairs ("VA") or the Rural Housing Service ("FmHA"). Each MBS represents a beneficial ownership interest in a pool of first lien, single-family, fixed-rate residential mortgage loans (together with the pools and mortgage loans underlying the GNMA Certificates, the "Pools" and "Mortgage Loans", respectively) having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

    Investors should not purchase the Certificates before reading this Prospectus Supplement and the additional Disclosure Documents listed at the bottom of page S-2.

     See "Additional Risk Factors" on page S-8 hereof and "Risk Factors" beginning on page 8 of the REMIC Prospectus attached hereto for a discussion of certain risks that should be considered in connection with an investment in the Certificates.
                                                (Cover continued on next page)
                           ------------------------

    THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS
ASSOCIATED WITH SUCH CERTIFICATES.

 THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY
  THE UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE AN
OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OTHER
      THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES"
          WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
                           ------------------------

                        Original                                                                Final
                        Principal      Principal     Interest     Interest     CUSIP        Distribution
  Class      Group       Balance        Type(1)        Rate       Type(1)      Number           Date
---------    ------    -----------     ---------     --------     -------    ----------    ---------------
A .......      1       $ 9,110,735       SC/PT          (2)         PO       31359P 3 S 3     May 2020
SA ......      1               (3)        NTL           (4)       INV/IO     31359P 3 T 1     May 2020
B .......      2        21,904,036       SC/PT          (2)         PO       31359P 3 U 8     June 2008
SB ......      2               (3)        NTL           (4)       INV/IO     31359P 3 V 6     June 2008
SC ......      2               (3)        NTL           (4)       INV/IO     31359P3W4        June 2008
SD ......      2               (3)        NTL           (4)       INV/IO     31359P 3 X 2     June 2008
E .......      3         4,121,242       SC/PT          (2)         PO       31359P3 Y 0    February 2024
SE ......      3               (3)        NTL           (4)       INV/IO     31359P 3 Z 7   February 2024
PA ......      4        17,670,000        PAC           6.5%        FIX      31359P 4 A 1    April 2007
PB ......      4        26,457,000        PAC           7.0         FIX      31359P 4 B 9   December 2013
PC ......      4        11,044,000        PAC           7.0         FIX      31359P 4 C 7   November 2015
PD ......      4        24,310,000        PAC           7.0         FIX      31359P 4 D 5   January 2019
PE ......      4        25,084,000        PAC           7.0         FIX      31359P 4 E 3     June 2021
PG ......      4        34,200,000        PAC           7.0         FIX      31359P 4 F 0   February 2024
PH ......      4        16,475,000        PAC           7.0         FIX      31359P 4 G 8    March 2025
PJ ......      4        25,005,000        PAC           7.0         FIX      31359P 4 H 6     July 2026
PK ......      4        20,000,000        PAC           7.0         FIX      31359P 4 J 2     July 2027
F .......      4        58,170,600        TAC           (4)         FLT      31359P 4 K 9     July 2027
                        Original                                                                Final
                        Principal      Principal     Interest     Interest     CUSIP        Distribution
  Class      Group       Balance        Type(1)        Rate       Type(1)      Number           Date
---------    ------    -----------     ---------     --------     -------    ----------    ---------------
SG ......      4               (3)        NTL           (4)       INV/IO     31359P 4 L 7     July 2027
SH ......      4               (3)        NTL           (4)       INV/IO     31359P 4 M 5     July 2027
P .......      4       $10,265,400        TAC           (2)         PO       31359P 4 N 3     July 2027
PO ......      4        11,735,883        SUP           (2)         PO       31359P 4 P 8     July 2027
PL ......      4           (3)            NTL           7.5%      FIX/IO     31359P 4 R 4     July 2027
Z .......      4        19,583,117        SUP           8.5        FIX/Z     31359P 4 S 2     July 2027
PI ......      4               (3)        NTL           7.5       FIX/IO     31359P 4 Q 6     July 2019
J .......      5         8,500,000       SC/PT          (2)         PO       31359P 4 T 0   November 2021
SJ ......      5               (3)        NTL           (4)       INV/IO     31359P 4 U 7   November 2021
SK ......      5               (3)        NTL           (4)       INV/IO     31359P 4 V 5   November 2021
L .......      6        20,883,679       SC/PT          (2)         PO       31359P4W3      February 2024
SL ......      6               (3)        NTL           (4)       INV/IO     31359P 4 X 1   February 2024
SM.......      6               (3)        NTL           (4)       INV/IO     31359P 4 Y 9   February 2024
N .......      7        19,387,041       SC/PT          (2)         PO       31359P 4 Z 6     June 2023
SN ......      7               (3)        NTL           (4)       INV/IO     31359P 5 A 0     June 2023
SO ......      7               (3)        NTL           (4)       INV/IO     31359P 5 B 8     June 2023
R .......                        0        NPR             0         NPR      31359P 5 C 6     July 2027
RL ......                        0        NPR             0         NPR      31359P 5 D 4     July 2027

------------------
(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the
    Certificates--Distributions of Interest" and "--Distributions of
    Principal" herein.
(2) These Classes will be Principal Only Classes and will bear no interest.
(3) The SA, SB, SC, SD, SE, SG, SH, PL, PI, SJ, SK, SL, SM, SN and SO Classes will be Notional Classes, will not have principal balances and will bear interest on their respective notional principal balances (initially, $9,110,735, $41,398,499, $39,402,316, $1,996,183, $52,204,087, $58,170,600,
    $58,170,600, $7,735,466, $6,792,200, $25,500,000, $25,500,000, $45,248,040,
    $45,248,040, $54,283,714 and $54,283,714, respectively). The notional principal balances of the Notional Classes will be calculated as specified herein. See "Description of the Certificates--Distributions of Interest--Notional Classes" herein.
(4) The SA, SE, F, SG, SH, SJ and SK Classes will bear interest based on "LIBOR," the SB, SC and SD Classes will bear interest based on "COFI" and the SL, SM, SN and SO Classes will bear interest based on the "10-Year Treasury Index" as described under "Description of the Certificates--Distributions of Interest" herein and "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating
    Rate Classes" in the REMIC Prospectus.
                           ------------------------

    The Certificates will be offered by Nomura Securities International, Inc. (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

    The Certificates will be offered by the Dealer, subject to issuance by Fannie Mae and to prior sale or to withdrawal or modification of the offer without notice, when, as and if delivered to and accepted by the Dealer, and subject to approval of certain legal matters by counsel. It is expected that the Group 1 Classes will be available through the book-entry facilities of The Depository Trust Company and that the Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Classes will be available through the book-entry system of the Federal Reserve Banks on or about June 30, 1997 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, New York, New York, on or about the Settlement Date.

                    NOMURA SECURITIES INTERNATIONAL, INC.
May 16, 1997

(Cover continued from previous page)

   The yields to investors in the Group 1, Group 2, Group 3, Group 5, Group 6 and Group 7 Classes will be sensitive in varying degrees to, among other things, the rate of principal distributions on the related Underlying REMIC Certificates, which in turn will be sensitive in varying degrees to the rate of principal payments of the related Mortgage Loans, the characteristics of the Mortgage Loans included in the related Pools and the priority sequences affecting principal distributions for the Underlying REMIC Trusts. The yields to investors in the Group 4 Classes will be sensitive in varying degrees to, among other things, the rate of principal distributions on the Trust MBS, which in turn will be determined by the rate of principal payments of the related Mortgage Loans and the characteristics of such Mortgage Loans. The yield to investors in each Class will also be sensitive to the purchase price paid for such Class and, in the case of any Floating Rate or Inverse Floating Rate Class, fluctuations in the level of the applicable Index (as defined herein). Accordingly, investors should consider the following risks:

      - The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

      - Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

      - In the case of any Certificates purchased at a discount to their principal amounts (including any Principal Only Class), a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

      - In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

      - In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

      - The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the applicable Index. See "Description of the Certificates--Distributions of Interest--Floating Rate and Inverse Floating Rate Classes" herein.

See "Risk Factors--Yield Considerations" in the REMIC Prospectus and "Additional Risk Factors--Additional Yield and Prepayment Considerations" and "Yield Tables" herein.

   In addition, investors should purchase Certificates only after considering the following:

      - The Underlying REMIC Certificates are subordinate in priority of principal distribution to certain other classes of certificates evidencing beneficial ownership interests in the related Underlying REMIC Trusts and, accordingly, there is no assurance that principal distributions will be made on such Underlying REMIC Certificates on any particular Distribution Date. In particular, certain of the Underlying REMIC Certificates are Support classes that are entitled to receive principal distributions on any Distribution Date only if scheduled payments have been made on other specified classes of certificates evidencing beneficial ownership interests in the related Underlying REMIC Trusts. Accordingly, such Underlying REMIC Certificates may receive no principal distributions for extended periods of time or may receive principal payments that vary widely from period to period. In addition, one of the Underlying REMIC Certificates has a Principal Balance Schedule and, as a result, may receive principal distributions at a rate faster or slower than would otherwise have been the case. Moreover, prepayments on the related Mortgage Loans may have occurred at a rate faster or slower than that initially assumed. This Prospectus Supplement contains no information as to whether such Principal Balance Schedule has been adhered to, whether any related Support classes remain outstanding or whether such Underlying REMIC Certificate otherwise has performed as originally anticipated. Additional information as to the Underlying REMIC Certificates may be obtained by performing an analysis of current Fannie Mae principal factors in the context of applicable information contained in the related Underlying REMIC Disclosure Documents (as defined below), which may be obtained from Fannie Mae as described below.

      - The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

      - The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Risk Factors--Suitability and Reinvestment Considerations" in the REMIC Prospectus.

      - Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

      - The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

    These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus, the Underlying REMIC Disclosure Documents, the MBS Prospectus or the GNMA Prospectus (each as defined below). Any representation to the contrary is a criminal offense.

    Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates--Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

    Investors should purchase the Certificates only if they have read and understood this Prospectus Supplement and the following documents (collectively, the "Disclosure Documents");

       -Fannie Mae's Prospectus for Guaranteed REMIC Pass-Through Certificates dated June 14, 1996 (the "REMIC Prospectus"), which is attached to this Prospectus Supplement;

       - Fannie Mae's Prospectus for Guaranteed Mortgage Pass-Through Certificates dated January 1, 1997 (the "MBS Prospectus");

       -Fannie Mae's Prospectus for Guaranteed REMIC Pass-Through Certificates
        (backed by GNMA Certificates) dated June 14, 1996 (the "GNMA
        Prospectus");

       -Fannie Mae's Information Statement dated March 31, 1997 and any supplements thereto (collectively, the "Information Statement"); and

       - The Prospectus Supplements for the Underlying REMIC Trusts (collectively, the "Underlying REMIC Disclosure Documents").

    The MBS Prospectus, the GNMA Prospectus and the Information Statement are incorporated herein by reference and, together with the Underlying REMIC Disclosure Documents, may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-3S, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents, other than the Underlying REMIC Disclosure Documents, may also be obtained from Nomura Securities International, Inc. by writing or calling its Prospectus Department at Two World Financial Center, Street Level Mail Room, New York, New York 10281-1198 (telephone 212-667-1303).

                              TABLE OF CONTENTS

                                        Page
                                        ----
Reference Sheet.......................  S- 4
Additional Risk Factors...............  S- 8
  Additional Yield and Prepayment
     Considerations...................  S- 8
Description of the Certificates.......  S- 9
  General.............................  S- 9
     Structure........................  S- 9
     Fannie Mae Guaranty..............  S- 9
     Characteristics of
       Certificates...................  S- 9
     Authorized Denominations.........  S-10
     Distribution Dates...............  S-10
     Record Date......................  S-10
     REMIC Trust Factors..............  S-10
     Optional Termination.............  S-10
     Voting the Underlying REMIC
       Certificates...................  S-10
  Book-Entry Procedures...............  S-11
     General..........................  S-11
     Method of Distribution...........  S-11
  The Underlying REMIC
     Certificates.....................  S-12
  The Trust MBS.......................  S-12
  Final Data Statement................  S-13
  Distributions of Interest...........  S-13
     Categories of Classes............  S-13
     General..........................  S-13
     Interest Accrual Periods.........  S-14
     Accrual Class....................  S-14
     Notional Classes.................  S-14
     Floating Rate and Inverse
       Floating Rate Classes..........  S-15
  Calculation of LIBOR................  S-16
  Calculation of COFI.................  S-16
  Calculation of 10-Year Treasury
     Index............................  S-16
  Distributions of Principal..........  S-17
     Categories of Classes............  S-17
     Principal Distribution Amount....  S-17
     Group 1 Principal Distribution
       Amount.........................  S-18
     Group 2 Principal Distribution
       Amount.........................  S-18
                                        Page
                                        ----
     Group 3 Principal Distribution
       Amount.........................  S-18
     Group 4 Principal Distribution
       Amount.........................  S-18
       Group 4 Accrual Amount.........  S-18
       Group 4 Cash Flow Distribution
          Amount......................  S-18
     Group 5 Principal Distribution
       Amount.........................  S-19
     Group 6 Principal Distribution
       Amount.........................  S-19
     Group 7 Principal Distribution
       Amount.........................  S-19
  Structuring Assumptions.............  S-19
     Pricing Assumptions..............  S-19
     Prepayment Assumptions...........  S-19
     Structuring Range and Rate.......  S-19
     Initial Effective Ranges.........  S-20
  Principal Balance Schedules.........  S-21
  Yield Tables........................  S-32
     General..........................  S-32
     The Principal Only Classes.......  S-32
     The Interest Only Classes........  S-33
  Weighted Average Lives of the
     Certificates.....................  S-37
  Decrement Tables....................  S-38
  Characteristics of the R and RL
     Classes..........................  S-41
Certain Additional Federal Income Tax
  Consequences........................  S-41
  REMIC Elections and Special Tax
     Attributes.......................  S-41
  Taxation of Beneficial Owners of
     Regular Certificates.............  S-42
  Taxation of Beneficial Owners of
     Residual Certificates............  S-42
Plan of Distribution..................  S-42
  General.............................  S-42
  Increase in Certificates............  S-43
Legal Matters.........................  S-43
Exhibit A.............................  A- 1

                               REFERENCE SHEET

     This reference sheet is not a summary of the REMIC transaction and it does not contain complete information about the Certificates. Investors should purchase the Certificates only after reading this Prospectus Supplement and each of the additional Disclosure Documents described herein in their entirety.

Characteristics of the Underlying REMIC Certificates

     The table contained in Exhibit A hereto sets forth information with respect to the Underlying REMIC Certificates, including certain information regarding the underlying Mortgage Loans. Certain additional information as to the Underlying REMIC Certificates may be obtained by performing an analysis of current Fannie Mae principal factors in the context of applicable information contained in the related Underlying REMIC Disclosure Documents, which may be obtained from Fannie Mae as described herein.

     See "Description of the Certificates--The Underlying REMIC Certificates" herein.

Assumed Characteristics of the Mortgage Loans Underlying the Trust MBS (as of June 1, 1997)

                   Approximate
                 Weighted Average     Approximate
Approximate       Remaining Term      Calculated       Approximate
 Principal         to Maturity         Loan Age          Weighted
  Balance          (in months)        (in months)     Average Coupon
------------     ----------------     -----------     --------------
$300,000,000            356                3               8.07%

     The actual remaining terms to maturity, calculated loan ages and interest rates of most of the related Mortgage Loans will differ from the weighted averages shown above, perhaps significantly. See "Description of the Certificates--Structuring Assumptions--Pricing Assumptions" herein.

Interest Rates

     The Fixed Rate Classes will bear interest at the applicable per annum interest rates set forth on the cover.

     The Floating Rate and Inverse Floating Rate Classes will bear interest during the initial Interest Accrual Period at the initial interest rates specified below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable maximum and minimum interest rates, at rates determined as described below:

                   Initial       Maximum      Minimum                Formula for
                  Interest       Interest     Interest             Calculation of
       Class        Rate           Rate        Rate                 Interest Rate
    ------------  ---------     ----------    -------    -----------------------------------
    SA .........   7.15000%      22.10000%      0.0%            22.1% - (2.6 X LIBOR)
    SB .........   2.17800%       7.00000%      0.0%                  7% - COFI
    SC .........   2.15000%       2.15000%      0.0%                9.15% - COFI
    SD .........   0.50000%       0.50000%      0.0%                 7.5% - COFI
    SE .........   0.79999%(1)    0.79999%      0.0%                7.8% - LIBOR
    F  .........   6.08750%      10.00000%      0.4%           LIBOR + 40 basis points
    SG .........   2.81250%       8.50000%      0.0%                8.5% - LIBOR
    SH .........   1.10000%       1.10000%      0.0%                9.6% - LIBOR
    SJ .........   3.28125%(1)    9.00000%      0.0%                 9% - LIBOR
    SK .........   1.20000%(1)    1.20000%      0.0%                10.2% - LIBOR
    SL .........   1.27008%       7.50090%      0.0%      8.00008% - 10-Year Treasury Index
    SM .........   1.89990%       1.89990%      0.0%      9.89998% - 10-Year Treasury Index
    SN .........   1.27000%       7.35000%      0.0%         8% - 10-Year Treasury Index
    SO .........   2.14999%       2.14999%      0.0%     10.14999% - 10-Year Treasury Index

     -------------------------
     (1) The initial interest rates for these Classes are assumed rates. The actual initial interest rate for these Classes will be calculated on the basis of the applicable formulas for the calculation of such interest rates on the Index Determination Date occurring on June 23, 1997.

     See "Description of the Certificates--Distributions of Interest--Floating Rate and Inverse Floating Rate Classes" herein.

Notional Classes

     The notional principal balance of the Notional Classes will be equal to the indicated percentages of the outstanding balances specified below immediately prior to the related Distribution Date:

           Class
    --------------------
    SA .................   100% of A Class
    SB .................   188.99940486% of B Class
    SC .................   179.88609388% of B Class
    SD .................   9.11331106% of B Class
    SE .................   1,266.707644% of E Class
    SG .................   100% of F Class
    SH .................   100% of F Class
    PI and PL(1)........   13.3333333333% of PA Class
                           6.6666666667% of PB, PC, PD, PE, PG, PH, PJ and PK Classes
    SJ .................   300% of J Class
    SK .................   300% of J Class
    SL .................   216.667% of L Class
    SM .................   216.667% of L Class
    SN .................   280% of N Class
    SO .................   280% of N Class

     -------------------------
     (1) In the aggregate. On each Distribution Date, reductions in the principal balances of the PA, PB, PC, PD, PE, PG, PH, PJ and PK Classes will be allocated, sequentially, in reduction of the notional principal balances of the PI Class and the PL Class, in that order, until the respective notional principal balances thereof are reduced to zero.

     See "Description of the Certificates--Distributions of Interest--Notional Classes" and "--Yield Tables--The Interest Only Classes" herein.

Distributions of Principal

     The portion of the Principal Distribution Amount allocated to each applicable Class of Certificates will be determined by distributions of principal of the related Underlying REMIC Certificate or, in the case of the Group 4 Classes, the Trust MBS and the Group 4 Accrual Amount. For such purposes, the Principal Distribution Amount will be allocated among the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Principal Distribution Amounts as described herein under "Description of the Certificates--Distributions of Principal--Principal Distribution Amount".

     Group 1 Principal Distribution Amount

     To the A Class, to zero.

     Group 2 Principal Distribution Amount

     To the B Class, to zero.

     Group 3 Principal Distribution Amount

     To the E Class, to zero.

     Group 4 Principal Distribution Amount

       Group 4 Accrual Amount

     To the P and F Classes, in proportion to their original principal balances, to zero, and then to the Z Class.

       Group 4 Cash Flow Distribution Amount

        1. To the PA, PB, PC, PD, PE, PG, PH, PJ and PK Classes, in that order, to their Planned Balances.

        2. To the Classes specified below, as follows:

           a. 11.7647065310% of the remaining amount to the PO Class, to zero, and

           b. 88.2352934690% of such remaining amount as follows:

               (i) to the P and F Classes, in proportion to their original principal balances, to their Targeted Balances;

               (ii) to the Z Class, to zero; and

              (iii) to the P and F Classes, in proportion to their original principal balances, to zero.

        3. To the PA, PB, PC, PD, PE, PG, PH, PJ and PK Classes, in that order, to zero.

     Group 5 Principal Distribution Amount

     To the J Class, to zero.

     Group 6 Principal Distribution Amount

     To the L Class, to zero.

     Group 7 Principal Distribution Amount

     To the N Class, to zero.

Weighted Average Lives (years)*

                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 1 Classes          0%    50%    100%   300%   500%
------------------------------------ ------ ------ ------ ------
A and SA......................   22.0  15.0   2.1    0.3    0.1
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 2 Classes          0%    100%   150%   300%   500%
------------------------------------ ------ ------ ------ ------
B, SB, SC and SD..............   10.1   8.6   7.9    4.8    1.4
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 3 Classes          0%    100%   150%   300%   500%
------------------------------------ ------ ------ ------ ------
E and SE......................   25.1  19.0  15.6    6.2    1.3
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 4 Classes          0%    100%   160%   275%   500%
------------------------------------ ------ ------ ------ ------
PA ...........................    4.2   1.0   1.0    1.0    1.0
PB ...........................   10.7   2.4   2.4    2.4    2.4
PC ...........................   14.2   3.4   3.4    3.4    2.9
PD ...........................   16.6   4.4   4.4    4.4    3.3
PE ...........................   19.2   5.9   5.9    5.9    3.8
PG ...........................   21.6   7.9   7.9    7.9    4.7
PH............................   23.4   9.9   9.9    9.9    5.7
PJ ...........................   24.6  12.4  12.4   12.4    7.1
PK............................   25.8  18.7  18.7   18.7   11.0
F, SG, SH and P...............   11.0  10.0   4.8    3.6    1.8
PO ...........................   28.2  20.0  11.8    3.1    1.6
PL ...........................   22.8  10.7  10.7   10.7    6.3
Z  ...........................   28.2  22.0  18.7    1.6    0.7
PI ...........................   10.6   2.6   2.6    2.6    2.2
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 5 Classes          0%    100%   250%   400%   600%
------------------------------------ ------ ------ ------ ------
J, SJ and SK..................   17.6   9.2   5.3    3.5    2.2
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 6 Classes          0%    100%   150%   300%   500%
------------------------------------ ------ ------ ------ ------
L, SL and SM..................   25.4  20.1  17.1    8.2    1.7
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 7 Classes          0%    100%   150%   300%   500%
------------------------------------ ------ ------ ------ ------
N, SN and SO..................   25.0  20.6  18.1    7.1    3.9

     -------------------------
     * Determined as specified under "Weighted Average Lives of the Certificates" herein.

                           ADDITIONAL RISK FACTORS

Additional Yield and Prepayment Considerations

     The rate of distributions of principal of the Group 1, Group 2, Group 3, Group 5, Group 6 and Group 7 Classes will be directly related to the rate of principal distributions on the related Underlying REMIC Certificates, which in turn will be sensitive in varying degrees to the rate of payments of principal (including prepayments) of the related Mortgage Loans and the priority sequences affecting principal distributions for the related Underlying REMIC Trusts. As described in the Underlying REMIC Disclosure Documents, the Underlying REMIC Certificates are subordinate in priority of principal distributions to certain other classes of certificates evidencing beneficial ownership interests in the related Underlying REMIC Trusts and, accordingly, distributions of principal of the related Mortgage Loans may for extended periods be applied to the distribution of principal of those classes of certificates having priority over such Underlying REMIC Certificates. In particular, certain of the Underlying REMIC Certificates are Support classes that are entitled to receive principal distributions on any Distribution Date only if scheduled payments have been made on other specified classes of certificates evidencing beneficial ownership interests in the related Underlying REMIC Trusts. Accordingly, such Underlying REMIC Certificates may receive no principal distributions for extended periods of time or may receive principal payments that vary widely from period to period. In addition, one of the Underlying REMIC Certificates has a Principal Balance Schedule and, as a result, may receive distributions of principal during certain periods at a rate faster or slower than would otherwise have been the case. Moreover, prepayments on the related Mortgage Loans may have occurred at a rate faster or slower than that initially assumed. This Prospectus Supplement contains no information as to whether such Principal Balance Schedule has been adhered to, whether any related Support classes remain outstanding or whether such Underlying REMIC Certificate otherwise has performed as originally anticipated. Additional information as to the Underlying REMIC Certificates may be obtained by performing an analysis of current Fannie Mae principal factors in the context of applicable information contained in the related Underlying REMIC Disclosure Documents, which may be obtained from Fannie Mae as described above.

     The rate of distributions of principal of the Group 4 Classes will be sensitive in varying degrees to the rate of principal distributions on the Trust MBS, which in turn will reflect the rate of amortization (including prepayments) of the related Mortgage Loans. There can be no assurance that the Mortgage Loans underlying the Trust MBS will have the characteristics assumed herein. Because the rate of principal distributions on the Group 4 Classes will be related to the rate of amortization of the Mortgage Loans underlying the Trust MBS, which are likely to include Mortgage Loans with remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the rate of principal distributions on the Group 4 Classes is likely to differ from the rate anticipated by an investor, even if such Mortgage Loans prepay at the indicated constant percentages of PSA.

     It is highly unlikely that the Mortgage Loans underlying any of the Underlying REMIC Certificates or the Trust MBS will prepay at any of the rates assumed herein, will prepay at a constant PSA rate until maturity or that such Mortgage Loans will prepay at the same rate. Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

     The effective yields on the Delay Classes (as defined herein) and the SA Class will be reduced below the yields otherwise produced because principal and interest payable on a Distribution Date will not be distributed until (i) the 18th or 25th day, as applicable, following the end of the related Interest Accrual Period, in the case of the Delay Classes, and (ii) the 22nd day of each calendar month, in the case of the SA Class, and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market values of the Delay Classes will be lower than would have been the case if there were no such delay.

                       DESCRIPTION OF THE CERTIFICATES

     The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the remaining provisions of this Prospectus Supplement, the additional Disclosure Documents and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the meanings assigned to such terms in the applicable Disclosure Document or the Trust Agreement (as the context may require).

General

     Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of June 1, 1997 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as trustee (the "Trustee"), and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

     The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC. The assets of the Lower Tier REMIC will consist of the Trust MBS and the Underlying REMIC Certificates (which evidence beneficial ownership interests in the Underlying REMIC Trusts).

     Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. The guaranty obligations of Fannie Mae with respect to the Underlying REMIC Certificates (other than the Class 1996-6-S REMIC Certificate, which is issued and guaranteed by GNMA) are described in the related Underlying REMIC Disclosure Documents. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the Trust Account. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates--Fannie Mae's Guaranty" in the REMIC Prospectus, "Description of Certificates--The Corporation's Guaranty" in the MBS Prospectus, and "Description of the Certificates--General--Fannie Mae Guaranty" in the related Underlying REMIC Disclosure Documents.

     Characteristics of Certificates. The Group 1 Classes each will be represented by one or more certificates (the "DTC Certificates") to be registered at all times in the name of the nominee of the Depository (as defined herein), which Depository will maintain such Certificates through its book-entry facilities. When used herein with respect to any DTC Certificate, the terms "Holders" and "Certificateholders" refer to the nominee of the Depository. The Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Classes will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. Such entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts such Certificates have been deposited are herein referred to as "Holders" or "Certificateholders."

     A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates--Denomi-nations, Certificate Form" in the REMIC Prospectus and "Description of the Certificates--Book-Entry Procedures" herein.

     The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to the R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R or RL Certificates will be transferable at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any registration of transfer of the R or RL Certificate and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

     The distribution to the Holder of the R and RL Classes of the proceeds of any remaining assets of the Trust and the Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of the related Certificate at the office of the Paying Agent. The Paying Agent initially will be State Street.

     Authorized Denominations. The Certificates, other than the R and RL Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. The R and RL Classes will be issued as single Certificates and will not have principal balances.

     Distribution Dates. Distributions on the Group 1 Classes will be made on the 22nd day of each month (or, if such 22nd day is not a business day, on the first business day next succeeding such 22nd day), distributions on the Group 2, Group 3, Group 5, Group 6 and Group 7 Classes will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day) and distributions on the Group 4 Classes will be made on the 18th day of each month (or, if such 18th day is not a business day, on the first business day next succeeding such 18th day) (each, a "Distribution Date"), commencing in the month following the Settlement Date. See "Distributions of Interest--General" and "--Interest Accrual Periods" and "Distributions of Principal--Principal Distribution Amount" herein.

     Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

     REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which, when multiplied by the original principal balance of a Certificate of such Class, will equal the remaining principal balance of such Certificate after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balance of the Accrual Class on such Distribution Date.

     Optional Termination. Consistent with its policy described under "Description of Certificates-- Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Lower Tier REMIC or the Trust through the exercise of its right to repurchase the Mortgage Loans underlying any MBS unless only one Mortgage Loan remains in the related Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

     Voting the Underlying REMIC Certificates. In the event any issue arises under the trust agreement governing any of the Underlying REMIC Trusts that requires the vote of holders of certificates outstanding thereunder, the Trustee will vote the related Underlying REMIC Certificates in accordance with instructions received from Holders of Certificates of the related Classes having principal balances aggregating not less than 51% of the aggregate principal balance of all such Classes outstanding. In the absence of such instructions, the Trustee will vote in a manner consistent, in its sole judgment, with the best interests of Certificateholders.

Book-Entry Procedures

     General. Each of the Group 1 Classes will be represented by one or more certificates (the "DTC Certificates") to be registered at all times in the name of the nominee of The Depository Trust Company, a New York-chartered limited purpose trust company, or any successor depository selected or approved by Fannie Mae (the "Depository"). In accordance with its normal procedures, the Depository will record the positions held by each Depository participating firm (each, a "Depository Participant") in the DTC Certificates, whether held for its own account or as a nominee for another person. State Street will act as Paying Agent for, and perform certain administrative functions with respect to, the DTC Certificates.

     No person acquiring a beneficial ownership interest in the DTC Certificates (a "beneficial owner" or an "investor") will be entitled to receive a physical certificate representing such ownership interest. An investor's interest in the DTC Certificates will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (a "financial intermediary") that maintains such investor's account for such purpose. In turn, the financial intermediary's record ownership of such interest will be recorded on the records of the Depository (or of a Depository Participant that acts as an agent for the financial intermediary if such intermediary is not a Depository Participant). Accordingly, an investor will not be recognized by the Trustee or the Depository as a Certificateholder and must rely on the foregoing arrangements to evidence its interest in the DTC Certificates. Beneficial ownership of an investor's interest in the DTC Certificates may be transferred only by compliance with the procedures of an investor's financial intermediary and of Depository Participants. In general, beneficial ownership of an investor's interest in the DTC Certificates will be subject to the rules, regulations and procedures governing the Depository and Depository Participants as in effect from time to time.

     The Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Classes will be issued and maintained only on the book-entry system of the Federal Reserve Banks. Such Certificates may be held of record only by entities eligible to maintain book-entry accounts with the Federal Reserve Banks. Beneficial owners ordinarily will hold such Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. A Holder that is not the beneficial owner of such a Certificate, and each other financial intermediary in the chain to the beneficial owner, will have the responsibility of establishing and maintaining accounts for their respective customers. The rights of the beneficial owner of such a Certificate with respect to Fannie Mae and the Federal Reserve Banks may be exercised only through the Holder of such Certificate. Fannie Mae and the Federal Reserve Banks will have no direct obligation to a beneficial owner of such a Certificate that is not also the Holder of the Certificate. The Federal Reserve Banks will act only upon the instructions of the Holder in recording transfers of such a Certificate. See "Description of the Certificates--Denominations, Certificate Form" in the REMIC Prospectus.

     Method of Distribution. Each distribution on the DTC Certificates will be distributed by the Paying Agent to the Depository in immediately available funds. The Depository will be responsible for crediting the amount of such distributions to the accounts of the Depository Participants entitled thereto, in accordance with the Depository's normal procedures, which currently provide for distributions in same-day funds settled through the New York Clearing House. Each Depository Participant and each financial intermediary will be responsible for disbursing such distributions to the beneficial owners of the DTC Certificates that it represents. Accordingly, the beneficial owners may experience some delay in their receipt of distributions.

     Fannie Mae's fiscal agent for the Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Classes is the Federal Reserve Bank of New York. The Federal Reserve Banks will make distributions on such Certificates on behalf of Fannie Mae on the applicable Distribution Dates by crediting Holders' accounts at the Federal Reserve Banks.

The Underlying REMIC Certificates

     The Underlying REMIC Certificates to the Group 1, Group 2, Group 3, Group 5, Group 6 and Group 7 Classes represent beneficial ownership interests in the related Underlying REMIC Trusts, the assets of which evidence direct or indirect beneficial ownership interests in (i) certain GNMA Certificates having the general characteristics set forth in the GNMA Prospectus and (ii) certain MBS having the general characteristics described in the MBS Prospectus.

     The general characteristics of the Underlying REMIC Certificates are described in the related Underlying REMIC Disclosure Documents. Each GNMA Certificate is based on and backed by a pool of mortgage loans that are either insured or guaranteed by the FHA, the VA or the FmHA. Each MBS evidences beneficial ownership interests in a Pool of conventional Level Payment Mortgage Loans secured by first-mortgages or deeds of trust on one- to four-family residential properties, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The Underlying REMIC Certificates provide that distributions thereon will be passed through monthly, commencing in the month following the initial issuance thereof.

     The table contained in Exhibit A hereto sets forth certain information with respect to each of the Underlying REMIC Certificates, including the numerical designations of the related Underlying REMIC Trust, the class designation, the date of issue, the CUSIP number, the interest rate, the interest type, the final distribution date, the principal type, the original principal balance of the entire class, the current principal factor for such class and the principal balance of such class contained in the Lower Tier REMIC as of June 1, 1997 (the "Issue Date"). The table also sets forth the approximate weighted average WAC, approximate weighted average WARM or WAM and approximate weighted average WALA or CAGE of the Mortgage Loans underlying the related GNMA Certificates or MBS as of the Issue Date, the underlying security type and the related Class Group.

     To request further information regarding the Underlying REMIC Certificates and the Trust MBS, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. Other data specific to the Certificates is available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000. It should be noted that there may have been material changes in facts and circumstances since the dates the Underlying REMIC Disclosure Documents were prepared, including, but not limited to, changes in prepayment speeds and prevailing interest rates and other economic factors, which may limit the usefulness of the information set forth in such documents.

The Trust MBS

     The Trust MBS underlying the Group 4 Classes will have the aggregate unpaid principal balance and Pass-Through Rate set forth below and the general characteristics described in the MBS Prospectus. The Trust MBS will provide that principal and interest on the related Mortgage Loans will be passed through monthly, commencing in the month following the month of the initial issuance of the Trust MBS. The Mortgage Loans underlying the Trust MBS will be conventional Level Payment Mortgage Loans secured by first mortgages or deeds of trust on single family residential properties and having original maturities of up to 30 years, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The characteristics of the Trust MBS and the related Mortgage Loans as of the Issue Date are expected to be as follows:

    Trust MBS
    Aggregate Unpaid Principal Balance.......................         $300,000,000
    MBS Pass-Through Rate....................................             7.50%

    Mortgage Loans Underlying Trust MBS
    Range of WACs (per annum percentages)....................        7.75% to 10.00%
    Range of WAMs............................................   241 months to 360 months
    Approximate Weighted Average WAM.........................          356 months
    Approximate Weighted Average CAGE........................           3 months

                                     S-12

Final Data Statement

     Following the issuance of the Certificates, Fannie Mae will prepare a Final Data Statement setting forth, among other information, the current principal balance of the Underlying REMIC Certificates and the Trust MBS as of the Issue Date and, with respect to the Trust MBS, the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying each Trust MBS, along with the weighted average of all the current or original WACs and the weighted average of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying the Trust MBS as of the Issue Date. The Final Data Statement will not accompany this Prospectus Supplement but will be made available by Fannie Mae. To request the Final Data Statement, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

     Categories of Classes

     For the purpose of payments of interest, the Classes will be categorized as follows:

    Interest Type*                               Classes
----------------------    ------------------------------------------------------
Fixed Rate                PA, PB, PC, PD, PE, PG, PH, PI, PJ, PK, PL and Z
Accrual                   Z
Floating Rate             F
Inverse Floating Rate     SA, SB, SC, SD, SE, SG, SH, SJ, SK, SL, SM, SN and SO
Interest Only             SA, SB, SC, SD, SE, PI, SG, SH, PL, SJ, SK, SL, SM, SN
                            and SO
Principal Only            A, B, E, P, PO, J, L and N
No Payment Residual       R and RL

     -------------------------
     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     General. The interest-bearing Certificates will bear interest at the applicable per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Class) in the month after the Settlement Date. Interest to be distributed or, in the case of the Accrual Class, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

     Interest Accrual Periods. Interest to be distributed on a Distribution Date will accrue on the interest-bearing Certificates during the one-month periods set forth below (each, an "Interest Accrual Period").

                    Classes                             Interest Accrual Periods
    ----------------------------------------    -----------------------------------------
    F,                                            SG and SH Classes One month
                                                  period beginning on the 18th
                                                  day of the month preceding the
                                                  month of the Distribution Date
                                                  and ending on the 17th day of
                                                  the month of the Distribution
                                                  Date
    SA                                            Class One month period
                                                  beginning on the 16th day of
                                                  the month preceding the month
                                                  of the Distribution Date and
                                                  ending on the 15th day of the
                                                  month of the Distribution
                                                  Date*
    SE,                                           SJ and SK Classes One month
                                                  period beginning on the 25th
                                                  day of the month preceding the
                                                  month of the Distribution Date
                                                  and ending on the 24th day of
                                                  the month of the Distribution
                                                  Date
    The Fixed Rate Classes and the SB, SC, Calendar month preceding the month in
      SD, SL, SM, SN and SO Classes which the Distribution Date occurs
      (collectively, the "Delay Classes")

     -------------------------
     * Although the Interest Accrual Periods for the SA Class are as described above, the Distribution Dates for such Class will occur on or about the 22nd day of each calendar month.

     See "Additional Risk Factors--Additional Yield and Prepayment Considerations" herein.

     Accrual Class. The Z Class is an Accrual Class. Interest will accrue on the Accrual Class at the per annum rate set forth on the cover hereof; however, such interest will not be distributed thereon until the Distribution Date following the Distribution Date on which the principal balances of the P Class and the F Class are reduced to zero. Interest so accrued and unpaid on the Accrual Class will be added as principal to the principal balance thereof on each Distribution Date. Distributions of principal of the Accrual Class will be made as described herein.

     Notional Classes. The SA, SB, SC, SD, SE, SG, SH, PI, PL, SJ, SK, SL, SM, SN and SO Classes will be Notional Classes. The Notional Classes will have no principal balances and will bear interest at the applicable per annum interest rates described herein during each Interest Accrual Period on their respective notional principal balances. The notional principal balances of the Notional

Classes will be equal to the indicated percentages of the outstanding balances specified below immediately prior to the related Distribution Date:

           Class
    --------------------
    SA .................   100% of A Class
    SB .................   188.99940486% of B Class
    SC .................   179.88609388% of B Class
    SD .................   9.11331106% of B Class
    SE .................   1,266.707644% of E Class
    SG .................   100% of F Class
    SH .................   100% of F Class
    PI and PL(1)........   13.3333333333% of PA Class
                           6.6666666667% of PB, PC, PD, PE, PG, PH, PJ and PK Classes
    SJ .................   300% of J Class
    SK .................   300% of J Class
    SL .................   216.667% of L Class
    SM .................   216.667% of L Class
    SN .................   280% of N Class
    SO .................   280% of N Class

     -------------------------
     (1) In the aggregate. On each Distribution Date, reductions in the principal balances of the PA, PB, PC, PD, PE, PG, PH, PJ and PK Classes will be allocated, sequentially, in reduction of the notional principal balances of the PI Class and the PL Class, in that order, until the respective notional principal balances thereof are reduced to zero.

     The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the related Underlying REMIC Certificates, the Trust MBS, the GNMA Certificates or the underlying Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balances of the Notional Classes.

     Floating Rate and Inverse Floating Rate Classes. The following Classes will bear interest during their initial Interest Accrual Period at the initial interest rates specified below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable maximum and minimum interest rates, at the rates determined as described below:

                   Initial       Maximum      Minimum                Formula for
                  Interest       Interest     Interest             Calculation of
       Class        Rate           Rate        Rate                 Interest Rate
    ------------  ---------     ----------    -------    -----------------------------------
    SA .........   7.15000%      22.10000%      0.0%            22.1% - (2.6 X LIBOR)
    SB .........   2.17800%       7.00000%      0.0%                  7% - COFI
    SC .........   2.15000%       2.15000%      0.0%                9.15% - COFI
    SD .........   0.50000%       0.50000%      0.0%                 7.5% - COFI
    SE .........   0.79999%(1)    0.79999%      0.0%                7.8% - LIBOR
    F  .........   6.08750%      10.00000%      0.4%           LIBOR + 40 basis points
    SG .........   2.81250%       8.50000%      0.0%                8.5% - LIBOR
    SH .........   1.10000%       1.10000%      0.0%                9.6% - LIBOR
    SJ .........   3.28125%(1)    9.00000%      0.0%                 9% - LIBOR
    SK .........   1.20000%(1)    1.20000%      0.0%                10.2% - LIBOR
    SL .........   1.27008%       7.50090%      0.0%      8.00008% - 10-Year Treasury Index
    SM .........   1.89990%       1.89990%      0.0%      9.89998% - 10-Year Treasury Index
    SN .........   1.27000%       7.35000%      0.0%         8% - 10-Year Treasury Index
    SO .........   2.14999%       2.14999%      0.0%     10.14999% - 10-Year Treasury Index

     -------------------------
     (1) The initial interest rates for these Classes are assumed rates. The actual initial interest rate for these Classes will be calculated on the basis of the applicable formulas for the calculation of such interest rates on the Index Determination Date occurring on June 23, 1997.

     The yields with respect to such Classes will be affected by changes in the applicable index as set forth in the table above (each, an "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of an Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of such Index.

     The establishment of each Index value by Fannie Mae and Fannie Mae's determination of the rate or rates of interest for the applicable Class or Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

     On each Index Determination Date, until the principal balances and notional principal balances of the SA, SE, F, SG, SH, SJ and SK Classes have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR" (except that in the case of the SA Class, LIBOR will be determined as described in the related Underlying REMIC Disclosure Document).

     If on the initial Index Determination Date, Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be equal to 5.6875% in the case of the F, SG and SH Classes and will be equal to LIBOR as determined for such Interest Accrual Period for the related Underlying REMIC Certificates in the case of the SA, SE, SJ and SK Classes.

Calculation of COFI

     Except as otherwise specified below, the amount of interest which will accrue in respect of the SB, SC and SD Classes (the "COFI" Classes) during each Interest Accrual Period following its initial Interest Accrual Period will be determined on the basis of the Eleventh District Cost of Funds Index for the second month next preceding the month in which such Interest Accrual Period commences if such Eleventh District Cost of Funds Index for such second preceding month is published on or before the tenth day of the month in which such Interest Accrual Period commences. For example, if the Eleventh District Cost of Funds Index for May is announced on or before July 10, interest accrued on the COFI Classes for the Interest Accrual Period commencing in July and distributable in August will be based on the Eleventh District Cost of Funds Index relating to May. If the Eleventh District Cost of Funds Index for the applicable month is not published on or before the tenth day of the second following month, interest will accrue on the COFI Classes at a rate determined as provided in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI." Under certain circumstances, an alternative index may be applicable to the COFI Classes. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level, and, particularly if LIBOR is the alternative index, could increase the degree of index volatility.

     For information regarding historical values of the Eleventh District Cost of Funds Index as reported by the Federal Home Loan Bank of San Francisco ("FHLBSF"), see "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI" in the REMIC Prospectus.

     The value of the Eleventh District Cost of Funds Index as reported by the FHLBSF for April 1997 was 4.822%.

Calculation of 10-Year Treasury Index

     On each Index Determination Date, until the notional principal balances of the SL, SM, SN and SO Classes have been reduced to zero, Fannie Mae will ascertain the average yield on U.S. Treasury securities, adjusted to a constant maturity of ten years, in effect for the week ending on the last Friday immediately preceding the related Index Determination Date in the manner described in the REMIC

Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--Treasury Index" with respect to yields on U.S. Treasury securities at "constant maturity."

Distributions of Principal

     Categories of Classes

     For the purpose of payments of principal, the Classes will be categorized as follows:

          Principal Type*                              Classes
------------------------------------    --------------------------------------
Group 1 Classes
Structured Collateral/Pass-Through      A
Notional                                SA
Group 2 Classes
Structured Collateral/Pass-Through      B
Notional                                SB, SC and SD
Group 3 Classes
Structured Collateral/Pass-Through      E
Notional                                SE
Group 4 Classes
PAC                                     PA, PB, PC, PD, PE, PG, PH, PJ and PK
TAC                                     F and P
Support                                 PO and Z
Accretion Directed                      F and P
Notional                                PI, SG, SH and PL
Group 5 Classes
Structured Collateral/Pass-Through      J
Notional                                SJ and SK
Group 6 Classes
Structured Collateral/Pass-Through      L
Notional                                SL and SM
Group 7 Classes
Structured Collateral/Pass-Through      N
Notional                                SN and SO
No Payment Residual                     R and RL

     -------------------------
     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     Principal Distribution Amount

     On each Distribution Date, principal will be distributed on the Certificates in an amount (the "Principal Distribution Amount") equal to the sum of (i) the distribution of principal concurrently made on the Class 1996-6-S REMIC Certificate (the "Group 1 Principal Distribution Amount"), (ii) the aggregate distributions of principal concurrently made on the Class 1993-107-S and Class 1993-107-SA REMIC Certificates (the "Group 2 Principal Distribution Amount"), (iii) the distribution of principal concurrently made on the Class 1994-15-SG REMIC Certificate (the "Group 3 Principal Distribution Amount"), (iv) the aggregate distributions to be made on the Trust MBS in the month of such Distribution Date (the "Group 4 Cash Flow Distribution Amount") and any interest accrued and added on such Distribution Date to the principal balance of the Accrual Class (the "Group 4 Accrual Amount" and together with the Group 4 Cash Flow Distribution Amount, the "Group 4 Principal Distribution Amount"), (v) the distribution of principal concurrently made on the Class 1991-G40-S REMIC Certificate (the "Group 5 Principal Distribution Amount"), (vi) the distribution of principal concurrently made on the Class 1994-43-S REMIC Certificate (the "Group 6 Principal Distribution Amount") and (vii) the distribution of principal concurrently made on the Class 1993-102-SB REMIC Certificate (the "Group 7 Principal Distribu-tion Amount"). The portion of each class of Underlying REMIC Certificates held by the Lower Tier REMIC will be as set forth in Exhibit A.

  Group 1 Principal Distribution Amount

     On each Distribution Date, the Group 1 Principal Distribution Amount will be distributed as principal of the A Class, until the principal balance thereof is reduced to zero.

  Group 2 Principal Distribution Amount                      Structured
                                                             Collateral/

     On each Distribution Date, the Group 2 Principal
Distribution Pass-Through Amount will be distributed as principal of the B Class, until the Classes principal balance thereof is reduced to zero.

  Group 3 Principal Distribution Amount

     On each Distribution Date, the Group 3 Principal Distribution Amount will be distributed as principal of the E Class, until the principal balance thereof is reduced to zero.

  Group 4 Principal Distribution Amount

     Group 4 Accrual Amount

     On each Distribution Date, the Group 4 Accrual Amount, if any, Accretion will be distributed, concurrently, to the P and F Classes, in Directed proportion to their original principal balances (or 15% and 85%, Classes and respectively), until the principal balances thereof are reduced to Accrual Class zero, and then to the Z Class.

     Group 4 Cash Flow Distribution Amount

     On each Distribution Date, the Group 4 Cash Flow Distribution Amount will be distributed as principal of the Group 4 Classes in the following order of priority:

          (i) sequentially, to the PA, PB, PC, PD, PE, PG, PH, PJ and
     PK Classes, in that order, until the principal balances thereof PAC are reduced to their respective Planned Balances for such Classes Distribution Date;

          (ii) to the Classes specified below, as follows:

             11.7647065310% of the remaining amount to the PO      Support
        Class, until the principal balance thereof is reduced to   Class
        zero, and


           88.2352934690% of such remaining amount in the following order of priority:

                first, concurrently, to the P and F Classes, in     TAC
           proportion to their original principal balances, until   Classes
           the principal balances thereof are reduced to their
           respective Targeted Balances for such Distribution
           Date;                                                    Support
                                                                    Class
                second, to the Z Class, until the principal
           balance thereof is reduced to zero; and
                                                                    TAC
                third, concurrently, to the P and F Classes, in     Classes
           proportion to their original principal balances, without regard to their Targeted Balances and until the principal balances thereof are reduced to zero;
           and

          (iii) sequentially, to the PA, PB, PC, PD, PE, PG, PH,
     PJ and PK Classes, in that order, without regard to their Planned PAC Balances and until the respective principal balances thereof are Classes reduced to zero.

  Group 5 Principal Distribution Amount

     On each Distribution Date, the Group 5 Principal Distribution Amount will be distributed as principal of the J Class, until the principal balance thereof is reduced to zero.

  Group 6 Principal Distribution Amount

     On each Distribution Date, the Group 6 Principal            Structured
Distribution Amount will be distributed as principal of the L    Collateral/
Class, until the principal balance thereof is reduced to zero.   Pass-Through
                                                                 Classes


  Group 7 Principal Distribution Amount

     On each Distribution Date, the Group 7 Principal Distribution Amount will be distributed as principal of the N Class, until the principal balance thereof is reduced to zero.

Structuring Assumptions

     Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the actual characteristics of each Pool underlying the Underlying REMIC Trusts, the priority sequences affecting the principal distributions for the Underlying REMIC Certificates and the following assumptions (such characteristics and assumptions, collectively, the "Pricing Assumptions"):

        - the Mortgage Loans underlying the Trust MBS bear interest at a rate of 8.07% per annum and have an original term to maturity of 360 months, a CAGE of 3 months and a remaining term to maturity of 356 months;

        - all payments (including prepayments) on the Mortgage Loans underlying the GNMA Certificates, are distributed on the Certificates in the month in which such payments are received;

        - the Mortgage Loans prepay at the constant percentages of PSA specified in the related table;

        - the closing date for the sale of the Certificates is the Settlement Date; and

        - the first Distribution Date for the Certificates occurs in the month following the Settlement Date.

     Prepayment Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Public Securities Association's standard prepayment model ("PSA"). To assume a specified rate of PSA is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates--Prepayment Models" in the REMIC Prospectus. It is highly unlikely that prepayments will occur at any constant PSA rate or at any other constant rate.

     Structuring Range and Rate. The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the Mortgage Loans underlying the Trust MBS prepay at a constant PSA rate within the Structuring Range or at the rate specified below.

 Principal Balance                                                  Structuring Range
Schedule References                Related Classes                       and Rate
-------------------     --------------------------------------    ----------------------
Planned Balances        PA, PB, PC, PD, PE, PG, PH, PJ and PK     Between 100% and 275%
Targeted Balances       F and P                                            160%

     There is no assurance that the principal balance of any Class listed above will conform on any Distribution Date to the balance specified for such Distribution Date in the Principal Balance Schedules herein, or that distributions of principal on such Class will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal distribution on any Distribution Date over the amount necessary to reduce any such Class to its scheduled balance will be distributed, the ability to reduce such Class will not be enhanced by the averaging of high and low principal payments from month to month. In addition, even if prepayments on the Mortgage Loans underlying the Trust MBS occur at rates falling within the Structuring Range specified above, principal distributions may be insufficient to reduce such Class to its scheduled balance if such prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the Mortgage Loans underlying the Trust MBS (which may include recently originated Mortgage Loans), the Classes specified above may not be reduced to their scheduled balances, even if prepayments occur at a constant rate within the Structuring Range or at the rate specified above.

     Initial Effective Ranges. The Effective Range for a Class is the range of prepayment rates (measured by constant PSA rates) that would reduce such Class to its scheduled balance on each Distribution Date. The Initial Effective Ranges set forth in the table below are based upon the assumed characteristics of the related Mortgage Loans specified in the Pricing Assumptions.

                      Initial Effective
Related Classes             Ranges
---------------     ----------------------
      PA             Between 100% and 902%
      PB             Between 100% and 437%
      PC             Between 100% and 382%
      PD             Between 100% and 315%
      PE             Between 100% and 285%
      PG             Between 100% and 275%
      PH             Between 100% and 275%
      PJ             Between  97% and 275%
      PK             Between  79% and 275%

     The actual Effective Ranges at any time will be based upon the actual characteristics of the Mortgage Loans underlying the Trust MBS at such time, which are likely to vary (and may vary considerably) from the Pricing Assumptions. The actual Effective Ranges calculated on the basis of the actual characteristics likely will differ from the Initial Effective Ranges. As a result, the applicable Classes might not be reduced to their scheduled balances even if prepayments on such Mortgage Loans were to occur at a constant PSA rate within the Initial Effective Ranges (particularly if such rate were at the lower or higher end of such ranges). In addition, even if prepayments occur at rates falling within the actual Effective Ranges, principal distributions may be insufficient to reduce the applicable Classes to their scheduled balances if such prepayments do not occur at a constant PSA rate. It is highly unlikely that the Mortgage Loans underlying the Trust MBS will prepay at any constant PSA rate. In general, the actual Effective Ranges may narrow, widen or shift upward or downward to reflect actual prepayment experience over time. The principal payment stability of the PAC Classes will be supported in part by the Targeted Classes and the Support Classes, and the stability of the Targeted Classes will be supported in part by the Support Classes. When the Support Classes are retired, the PAC Classes may no longer have Effective Ranges and will be more sensitive to prepayments.

                         Principal Balance Schedules

                       PA Class        PB Class        PC Class        PD Class        PE Class        PG Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- ---------------
Initial Balance..... $ 17,670,000.00 $ 26,457,000.00 $ 11,044,000.00 $ 24,310,000.00 $ 25,084,000.00 $ 34,200,000.00
July 1997...........   17,265,767.60   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
August 1997.........   16,809,499.25   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
September 1997......   16,302,074.63   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
October 1997........   15,743,642.43   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
November 1997.......   15,134,377.76   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
December 1997.......   14,474,482.10   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
January 1998........   13,764,183.19   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
February 1998.......   13,003,734.99   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
March 1998..........   12,193,417.50   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
April 1998..........   11,333,536.67   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
May 1998............   10,424,424.17   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
June 1998...........    9,466,437.26   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
July 1998...........    8,459,958.54   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
August 1998.........    7,405,395.74   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
September 1998......    6,303,181.44   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
October 1998........    5,153,772.81   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
November 1998.......    3,957,651.30   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
December 1998.......    2,715,322.33   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
January 1999........    1,427,314.92   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
February 1999.......       94,181.37   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
March 1999..........            0.00   25,173,496.84   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
April 1999..........            0.00   23,751,858.96   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
May 1999............            0.00   22,286,887.39   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
June 1999...........            0.00   20,779,223.42   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
July 1999...........            0.00   19,229,529.46   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
August 1999.........            0.00   17,638,488.57   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
September 1999......            0.00   16,006,803.98   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
October 1999........            0.00   14,383,162.97   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
November 1999.......            0.00   12,767,523.64   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
December 1999.......            0.00   11,159,844.31   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
January 2000........            0.00    9,560,083.47   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
February 2000.......            0.00    7,968,199.88   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
March 2000..........            0.00    6,384,152.48   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
April 2000..........            0.00    4,807,900.42   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
May 2000............            0.00    3,239,403.06   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
June 2000...........            0.00    1,678,619.98   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
July 2000...........            0.00      125,510.97   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
August 2000.........            0.00            0.00    9,624,036.00   24,310,000.00   25,084,000.00   34,200,000.00
September 2000......            0.00            0.00    8,086,155.26   24,310,000.00   25,084,000.00   34,200,000.00
October 2000........            0.00            0.00    6,555,829.15   24,310,000.00   25,084,000.00   34,200,000.00
November 2000.......            0.00            0.00    5,033,018.28   24,310,000.00   25,084,000.00   34,200,000.00
December 2000.......            0.00            0.00    3,517,683.43   24,310,000.00   25,084,000.00   34,200,000.00
January 2001........            0.00            0.00    2,009,785.61   24,310,000.00   25,084,000.00   34,200,000.00
February 2001.......            0.00            0.00      509,286.01   24,310,000.00   25,084,000.00   34,200,000.00
March 2001..........            0.00            0.00            0.00   23,326,146.05   25,084,000.00   34,200,000.00
April 2001..........            0.00            0.00            0.00   21,840,327.30   25,084,000.00   34,200,000.00
May 2001............            0.00            0.00            0.00   20,361,791.57   25,084,000.00   34,200,000.00

                                     S-21

                       PA Class        PB Class        PC Class        PD Class        PE Class        PG Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- ---------------
June 2001........... $          0.00 $          0.00 $          0.00 $ 18,890,500.84 $ 25,084,000.00 $ 34,200,000.00
July 2001...........            0.00            0.00            0.00   17,426,417.30   25,084,000.00   34,200,000.00
August 2001.........            0.00            0.00            0.00   15,969,503.33   25,084,000.00   34,200,000.00
September 2001......            0.00            0.00            0.00   14,519,721.48   25,084,000.00   34,200,000.00
October 2001........            0.00            0.00            0.00   13,077,034.53   25,084,000.00   34,200,000.00
November 2001.......            0.00            0.00            0.00   11,641,405.43   25,084,000.00   34,200,000.00
December 2001.......            0.00            0.00            0.00   10,212,797.31   25,084,000.00   34,200,000.00
January 2002........            0.00            0.00            0.00    8,791,173.52   25,084,000.00   34,200,000.00
February 2002.......            0.00            0.00            0.00    7,376,497.55   25,084,000.00   34,200,000.00
March 2002..........            0.00            0.00            0.00    5,968,733.13   25,084,000.00   34,200,000.00
April 2002..........            0.00            0.00            0.00    4,567,844.13   25,084,000.00   34,200,000.00
May 2002............            0.00            0.00            0.00    3,173,794.64   25,084,000.00   34,200,000.00
June 2002...........            0.00            0.00            0.00    1,786,548.92   25,084,000.00   34,200,000.00
July 2002...........            0.00            0.00            0.00      406,071.40   25,084,000.00   34,200,000.00
August 2002.........            0.00            0.00            0.00            0.00   24,116,326.71   34,200,000.00
September 2002......            0.00            0.00            0.00            0.00   22,749,279.66   34,200,000.00
October 2002........            0.00            0.00            0.00            0.00   21,388,895.23   34,200,000.00
November 2002.......            0.00            0.00            0.00            0.00   20,035,138.58   34,200,000.00
December 2002.......            0.00            0.00            0.00            0.00   18,687,975.06   34,200,000.00
January 2003........            0.00            0.00            0.00            0.00   17,347,370.19   34,200,000.00
February 2003.......            0.00            0.00            0.00            0.00   16,013,289.67   34,200,000.00
March 2003..........            0.00            0.00            0.00            0.00   14,685,699.36   34,200,000.00
April 2003..........            0.00            0.00            0.00            0.00   13,364,565.31   34,200,000.00
May 2003............            0.00            0.00            0.00            0.00   12,049,853.75   34,200,000.00
June 2003...........            0.00            0.00            0.00            0.00   10,741,531.06   34,200,000.00
July 2003...........            0.00            0.00            0.00            0.00    9,439,563.81   34,200,000.00
August 2003.........            0.00            0.00            0.00            0.00    8,143,918.75   34,200,000.00
September 2003......            0.00            0.00            0.00            0.00    6,854,562.77   34,200,000.00
October 2003........            0.00            0.00            0.00            0.00    5,571,462.95   34,200,000.00
November 2003.......            0.00            0.00            0.00            0.00    4,294,586.53   34,200,000.00
December 2003.......            0.00            0.00            0.00            0.00    3,023,900.93   34,200,000.00
January 2004........            0.00            0.00            0.00            0.00    1,759,373.72   34,200,000.00
February 2004.......            0.00            0.00            0.00            0.00      500,972.66   34,200,000.00
March 2004..........            0.00            0.00            0.00            0.00            0.00   33,448,665.64
April 2004..........            0.00            0.00            0.00            0.00            0.00   32,202,420.75
May 2004............            0.00            0.00            0.00            0.00            0.00   30,962,206.21
June 2004...........            0.00            0.00            0.00            0.00            0.00   29,727,990.43
July 2004...........            0.00            0.00            0.00            0.00            0.00   28,499,741.97
August 2004.........            0.00            0.00            0.00            0.00            0.00   27,277,429.55
September 2004......            0.00            0.00            0.00            0.00            0.00   26,061,022.05
October 2004........            0.00            0.00            0.00            0.00            0.00   24,850,488.51
November 2004.......            0.00            0.00            0.00            0.00            0.00   23,645,798.14
December 2004.......            0.00            0.00            0.00            0.00            0.00   22,446,920.28
January 2005........            0.00            0.00            0.00            0.00            0.00   21,253,824.46
February 2005.......            0.00            0.00            0.00            0.00            0.00   20,066,480.33
March 2005..........            0.00            0.00            0.00            0.00            0.00   18,884,857.73
April 2005..........            0.00            0.00            0.00            0.00            0.00   17,708,926.63
May 2005............            0.00            0.00            0.00            0.00            0.00   16,538,657.17

                                     S-22

                       PA Class        PB Class        PC Class        PD Class        PE Class        PG Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- ---------------
June 2005........... $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $ 15,374,019.62
July 2005...........            0.00            0.00            0.00            0.00            0.00   14,214,984.43
August 2005.........            0.00            0.00            0.00            0.00            0.00   13,061,522.18
September 2005......            0.00            0.00            0.00            0.00            0.00   11,913,603.61
October 2005........            0.00            0.00            0.00            0.00            0.00   10,771,199.61
November 2005.......            0.00            0.00            0.00            0.00            0.00    9,634,281.22
December 2005.......            0.00            0.00            0.00            0.00            0.00    8,502,819.61
January 2006........            0.00            0.00            0.00            0.00            0.00    7,376,786.13
February 2006.......            0.00            0.00            0.00            0.00            0.00    6,256,152.24
March 2006..........            0.00            0.00            0.00            0.00            0.00    5,144,237.02
April 2006..........            0.00            0.00            0.00            0.00            0.00    4,049,748.31
May 2006............            0.00            0.00            0.00            0.00            0.00    2,972,419.22
June 2006...........            0.00            0.00            0.00            0.00            0.00    1,911,986.89
July 2006...........            0.00            0.00            0.00            0.00            0.00      868,192.44
August 2006 and
  thereafter........            0.00            0.00            0.00            0.00            0.00            0.00

                                     S-23

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
Initial Balance..... $ 16,475,000.00 $ 25,005,000.00 $ 20,000,000.00 $ 58,170,600.00 $ 10,265,400.00
July 1997...........   16,475,000.00   25,005,000.00   20,000,000.00   57,961,320.35   10,228,468.30
August 1997.........   16,475,000.00   25,005,000.00   20,000,000.00   57,729,136.60   10,187,494.69
September 1997......   16,475,000.00   25,005,000.00   20,000,000.00   57,473,551.64   10,142,391.47
October 1997........   16,475,000.00   25,005,000.00   20,000,000.00   57,194,666.65   10,093,176.47
November 1997.......   16,475,000.00   25,005,000.00   20,000,000.00   56,892,613.01   10,039,872.88
December 1997.......   16,475,000.00   25,005,000.00   20,000,000.00   56,567,552.30    9,982,509.23
January 1998........   16,475,000.00   25,005,000.00   20,000,000.00   56,219,676.14    9,921,119.32
February 1998.......   16,475,000.00   25,005,000.00   20,000,000.00   55,849,206.09    9,855,742.25
March 1998..........   16,475,000.00   25,005,000.00   20,000,000.00   55,456,393.40    9,786,422.36
April 1998..........   16,475,000.00   25,005,000.00   20,000,000.00   55,041,518.81    9,713,209.20
May 1998............   16,475,000.00   25,005,000.00   20,000,000.00   54,604,892.20    9,636,157.45
June 1998...........   16,475,000.00   25,005,000.00   20,000,000.00   54,146,852.26    9,555,326.87
July 1998...........   16,475,000.00   25,005,000.00   20,000,000.00   53,667,766.08    9,470,782.25
August 1998.........   16,475,000.00   25,005,000.00   20,000,000.00   53,168,028.67    9,382,593.29
September 1998......   16,475,000.00   25,005,000.00   20,000,000.00   52,648,062.49    9,290,834.56
October 1998........   16,475,000.00   25,005,000.00   20,000,000.00   52,108,316.88    9,195,585.33
November 1998.......   16,475,000.00   25,005,000.00   20,000,000.00   51,549,267.42    9,096,929.54
December 1998.......   16,475,000.00   25,005,000.00   20,000,000.00   50,971,415.34    8,994,955.65
January 1999........   16,475,000.00   25,005,000.00   20,000,000.00   50,375,286.77    8,889,756.49
February 1999.......   16,475,000.00   25,005,000.00   20,000,000.00   49,761,432.02    8,781,429.18
March 1999..........   16,475,000.00   25,005,000.00   20,000,000.00   49,130,424.80    8,670,074.97
April 1999..........   16,475,000.00   25,005,000.00   20,000,000.00   48,482,861.37    8,555,799.07
May 1999............   16,475,000.00   25,005,000.00   20,000,000.00   47,819,359.66    8,438,710.53
June 1999...........   16,475,000.00   25,005,000.00   20,000,000.00   47,140,558.38    8,318,922.07
July 1999...........   16,475,000.00   25,005,000.00   20,000,000.00   46,447,116.07    8,196,549.89
August 1999.........   16,475,000.00   25,005,000.00   20,000,000.00   45,739,710.10    8,071,713.55
September 1999......   16,475,000.00   25,005,000.00   20,000,000.00   45,019,035.64    7,944,535.70
October 1999........   16,475,000.00   25,005,000.00   20,000,000.00   44,306,698.13    7,818,829.08
November 1999.......   16,475,000.00   25,005,000.00   20,000,000.00   43,602,592.69    7,694,575.18
December 1999.......   16,475,000.00   25,005,000.00   20,000,000.00   42,906,615.27    7,571,755.64
January 2000........   16,475,000.00   25,005,000.00   20,000,000.00   42,218,662.73    7,450,352.25
February 2000.......   16,475,000.00   25,005,000.00   20,000,000.00   41,538,632.74    7,330,346.95
March 2000..........   16,475,000.00   25,005,000.00   20,000,000.00   40,866,423.86    7,211,721.86
April 2000..........   16,475,000.00   25,005,000.00   20,000,000.00   40,201,935.44    7,094,459.20
May 2000............   16,475,000.00   25,005,000.00   20,000,000.00   39,545,067.70    6,978,541.36
June 2000...........   16,475,000.00   25,005,000.00   20,000,000.00   38,895,721.66    6,863,950.88
July 2000...........   16,475,000.00   25,005,000.00   20,000,000.00   38,253,799.17    6,750,670.44
August 2000.........   16,475,000.00   25,005,000.00   20,000,000.00   37,619,202.85    6,638,682.86
September 2000......   16,475,000.00   25,005,000.00   20,000,000.00   36,991,836.16    6,527,971.09
October 2000........   16,475,000.00   25,005,000.00   20,000,000.00   36,371,603.33    6,418,518.23
November 2000.......   16,475,000.00   25,005,000.00   20,000,000.00   35,758,409.35    6,310,307.53
December 2000.......   16,475,000.00   25,005,000.00   20,000,000.00   35,152,160.02    6,203,322.36
January 2001........   16,475,000.00   25,005,000.00   20,000,000.00   34,552,761.88    6,097,546.21
February 2001.......   16,475,000.00   25,005,000.00   20,000,000.00   33,960,122.24    5,992,962.75
March 2001..........   16,475,000.00   25,005,000.00   20,000,000.00   33,374,149.14    5,889,555.73
April 2001..........   16,475,000.00   25,005,000.00   20,000,000.00   32,794,751.40    5,787,309.07
May 2001............   16,475,000.00   25,005,000.00   20,000,000.00   32,221,838.53    5,686,206.80

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2001........... $ 16,475,000.00 $ 25,005,000.00 $ 20,000,000.00 $ 31,655,320.80 $  5,586,233.08
July 2001...........   16,475,000.00   25,005,000.00   20,000,000.00   31,095,109.19    5,487,372.21
August 2001.........   16,475,000.00   25,005,000.00   20,000,000.00   30,541,115.38    5,389,608.60
September 2001......   16,475,000.00   25,005,000.00   20,000,000.00   29,993,251.76    5,292,926.78
October 2001........   16,475,000.00   25,005,000.00   20,000,000.00   29,451,431.44    5,197,311.43
November 2001.......   16,475,000.00   25,005,000.00   20,000,000.00   28,915,568.19    5,102,747.33
December 2001.......   16,475,000.00   25,005,000.00   20,000,000.00   28,385,576.48    5,009,219.38
January 2002........   16,475,000.00   25,005,000.00   20,000,000.00   27,861,371.45    4,916,712.61
February 2002.......   16,475,000.00   25,005,000.00   20,000,000.00   27,342,868.91    4,825,212.16
March 2002..........   16,475,000.00   25,005,000.00   20,000,000.00   26,829,985.33    4,734,703.29
April 2002..........   16,475,000.00   25,005,000.00   20,000,000.00   26,322,637.85    4,645,171.38
May 2002............   16,475,000.00   25,005,000.00   20,000,000.00   25,820,744.23    4,556,601.92
June 2002...........   16,475,000.00   25,005,000.00   20,000,000.00   25,324,222.90    4,468,980.51
July 2002...........   16,475,000.00   25,005,000.00   20,000,000.00   24,832,992.90    4,382,292.86
August 2002.........   16,475,000.00   25,005,000.00   20,000,000.00   24,346,973.92    4,296,524.81
September 2002......   16,475,000.00   25,005,000.00   20,000,000.00   23,866,086.25    4,211,662.28
October 2002........   16,475,000.00   25,005,000.00   20,000,000.00   23,390,250.82    4,127,691.32
November 2002.......   16,475,000.00   25,005,000.00   20,000,000.00   22,919,389.15    4,044,598.08
December 2002.......   16,475,000.00   25,005,000.00   20,000,000.00   22,453,423.35    3,962,368.83
January 2003........   16,475,000.00   25,005,000.00   20,000,000.00   21,992,276.16    3,880,989.91
February 2003.......   16,475,000.00   25,005,000.00   20,000,000.00   21,535,870.87    3,800,447.80
March 2003..........   16,475,000.00   25,005,000.00   20,000,000.00   21,084,131.39    3,720,729.07
April 2003..........   16,475,000.00   25,005,000.00   20,000,000.00   20,636,982.17    3,641,820.38
May 2003............   16,475,000.00   25,005,000.00   20,000,000.00   20,194,348.26    3,563,708.52
June 2003...........   16,475,000.00   25,005,000.00   20,000,000.00   19,756,155.24    3,486,380.34
July 2003...........   16,475,000.00   25,005,000.00   20,000,000.00   19,322,329.29    3,409,822.82
August 2003.........   16,475,000.00   25,005,000.00   20,000,000.00   18,892,797.10    3,334,023.02
September 2003......   16,475,000.00   25,005,000.00   20,000,000.00   18,467,485.93    3,258,968.11
October 2003........   16,475,000.00   25,005,000.00   20,000,000.00   18,046,323.58    3,184,645.34
November 2003.......   16,475,000.00   25,005,000.00   20,000,000.00   17,629,238.35    3,111,042.06
December 2003.......   16,475,000.00   25,005,000.00   20,000,000.00   17,216,159.12    3,038,145.73
January 2004........   16,475,000.00   25,005,000.00   20,000,000.00   16,807,015.24    2,965,943.87
February 2004.......   16,475,000.00   25,005,000.00   20,000,000.00   16,401,736.60    2,894,424.11
March 2004..........   16,475,000.00   25,005,000.00   20,000,000.00   16,000,253.62    2,823,574.17
April 2004..........   16,475,000.00   25,005,000.00   20,000,000.00   15,602,497.17    2,753,381.85
May 2004............   16,475,000.00   25,005,000.00   20,000,000.00   15,208,398.67    2,683,835.06
June 2004...........   16,475,000.00   25,005,000.00   20,000,000.00   14,817,889.99    2,614,921.76
July 2004...........   16,475,000.00   25,005,000.00   20,000,000.00   14,430,903.53    2,546,630.03
August 2004.........   16,475,000.00   25,005,000.00   20,000,000.00   14,047,372.13    2,478,948.02
September 2004......   16,475,000.00   25,005,000.00   20,000,000.00   13,667,229.13    2,411,863.96
October 2004........   16,475,000.00   25,005,000.00   20,000,000.00   13,290,408.34    2,345,366.18
November 2004.......   16,475,000.00   25,005,000.00   20,000,000.00   12,916,844.01    2,279,443.06
December 2004.......   16,475,000.00   25,005,000.00   20,000,000.00   12,546,470.88    2,214,083.10
January 2005........   16,475,000.00   25,005,000.00   20,000,000.00   12,179,224.12    2,149,274.84
February 2005.......   16,475,000.00   25,005,000.00   20,000,000.00   11,815,039.36    2,085,006.95
March 2005..........   16,475,000.00   25,005,000.00   20,000,000.00   11,453,852.67    2,021,268.12
April 2005..........   16,475,000.00   25,005,000.00   20,000,000.00   11,095,600.55    1,958,047.16
May 2005............   16,475,000.00   25,005,000.00   20,000,000.00   10,740,219.96    1,895,332.93

                                     S-25

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2005........... $ 16,475,000.00 $ 25,005,000.00 $ 20,000,000.00 $ 10,387,648.25 $  1,833,114.40
July 2005...........   16,475,000.00   25,005,000.00   20,000,000.00   10,037,823.21    1,771,380.57
August 2005.........   16,475,000.00   25,005,000.00   20,000,000.00    9,690,683.04    1,710,120.54
September 2005......   16,475,000.00   25,005,000.00   20,000,000.00    9,346,166.36    1,649,323.48
October 2005........   16,475,000.00   25,005,000.00   20,000,000.00    9,004,212.20    1,588,978.62
November 2005.......   16,475,000.00   25,005,000.00   20,000,000.00    8,664,759.97    1,529,075.29
December 2005.......   16,475,000.00   25,005,000.00   20,000,000.00    8,327,749.50    1,469,602.85
January 2006........   16,475,000.00   25,005,000.00   20,000,000.00    7,993,121.00    1,410,550.77
February 2006.......   16,475,000.00   25,005,000.00   20,000,000.00    7,660,815.07    1,351,908.54
March 2006..........   16,475,000.00   25,005,000.00   20,000,000.00    7,328,262.10    1,293,222.72
April 2006..........   16,475,000.00   25,005,000.00   20,000,000.00    6,988,851.38    1,233,326.71
May 2006............   16,475,000.00   25,005,000.00   20,000,000.00    6,642,703.76    1,172,241.84
June 2006...........   16,475,000.00   25,005,000.00   20,000,000.00    6,289,937.51    1,109,988.97
July 2006...........   16,475,000.00   25,005,000.00   20,000,000.00    5,930,668.40    1,046,588.54
August 2006.........   16,315,780.92   25,005,000.00   20,000,000.00    5,565,009.71      982,060.54
September 2006......   15,304,501.22   25,005,000.00   20,000,000.00    5,193,072.31      916,424.52
October 2006........   14,309,106.04   25,005,000.00   20,000,000.00    4,814,964.65      849,699.64
November 2006.......   13,329,351.81   25,005,000.00   20,000,000.00    4,430,792.83      781,904.62
December 2006.......   12,364,998.68   25,005,000.00   20,000,000.00    4,040,660.63      713,057.76
January 2007........   11,415,810.40   25,005,000.00   20,000,000.00    3,644,669.54      643,176.98
February 2007.......   10,481,554.32   25,005,000.00   20,000,000.00    3,242,918.80      572,279.79
March 2007..........    9,562,001.29   25,005,000.00   20,000,000.00    2,835,505.43      500,383.31
April 2007..........    8,656,925.66   25,005,000.00   20,000,000.00    2,422,524.29      427,504.29
May 2007............    7,766,105.17   25,005,000.00   20,000,000.00    2,004,068.05      353,659.07
June 2007...........    6,889,320.94   25,005,000.00   20,000,000.00    1,580,227.33      278,863.65
July 2007...........    6,026,357.42   25,005,000.00   20,000,000.00    1,151,090.61      203,133.64
August 2007.........    5,177,002.31   25,005,000.00   20,000,000.00      716,744.37      126,484.30
September 2007......    4,341,046.52   25,005,000.00   20,000,000.00      277,273.05       48,930.54
October 2007........    3,518,284.16   25,005,000.00   20,000,000.00            0.00            0.00
November 2007.......    2,708,512.41   25,005,000.00   20,000,000.00            0.00            0.00
December 2007.......    1,911,531.59   25,005,000.00   20,000,000.00            0.00            0.00
January 2008........    1,127,144.99   25,005,000.00   20,000,000.00            0.00            0.00
February 2008.......      355,158.91   25,005,000.00   20,000,000.00            0.00            0.00
March 2008..........            0.00   24,600,382.59   20,000,000.00            0.00            0.00
April 2008..........            0.00   23,852,628.16   20,000,000.00            0.00            0.00
May 2008............            0.00   23,116,710.59   20,000,000.00            0.00            0.00
June 2008...........            0.00   22,392,447.66   20,000,000.00            0.00            0.00
July 2008...........            0.00   21,679,659.93   20,000,000.00            0.00            0.00
August 2008.........            0.00   20,978,170.67   20,000,000.00            0.00            0.00
September 2008......            0.00   20,287,805.83   20,000,000.00            0.00            0.00
October 2008........            0.00   19,608,394.01   20,000,000.00            0.00            0.00
November 2008.......            0.00   18,939,766.40   20,000,000.00            0.00            0.00
December 2008.......            0.00   18,281,756.76   20,000,000.00            0.00            0.00
January 2009........            0.00   17,634,201.39   20,000,000.00            0.00            0.00
February 2009.......            0.00   16,996,939.04   20,000,000.00            0.00            0.00
March 2009..........            0.00   16,369,810.95   20,000,000.00            0.00            0.00
April 2009..........            0.00   15,752,660.74   20,000,000.00            0.00            0.00
May 2009............            0.00   15,145,334.41   20,000,000.00            0.00            0.00

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2009........... $          0.00 $ 14,547,680.32 $ 20,000,000.00 $          0.00 $          0.00
July 2009...........            0.00   13,959,549.11   20,000,000.00            0.00            0.00
August 2009.........            0.00   13,380,793.70   20,000,000.00            0.00            0.00
September 2009......            0.00   12,811,269.26   20,000,000.00            0.00            0.00
October 2009........            0.00   12,250,833.14   20,000,000.00            0.00            0.00
November 2009.......            0.00   11,699,344.86   20,000,000.00            0.00            0.00
December 2009.......            0.00   11,156,666.08   20,000,000.00            0.00            0.00
January 2010........            0.00   10,622,660.58   20,000,000.00            0.00            0.00
February 2010.......            0.00   10,097,194.20   20,000,000.00            0.00            0.00
March 2010..........            0.00    9,580,134.80   20,000,000.00            0.00            0.00
April 2010..........            0.00    9,071,352.28   20,000,000.00            0.00            0.00
May 2010............            0.00    8,570,718.50   20,000,000.00            0.00            0.00
June 2010...........            0.00    8,078,107.30   20,000,000.00            0.00            0.00
July 2010...........            0.00    7,593,394.39   20,000,000.00            0.00            0.00
August 2010.........            0.00    7,116,457.42   20,000,000.00            0.00            0.00
September 2010......            0.00    6,647,175.88   20,000,000.00            0.00            0.00
October 2010........            0.00    6,185,431.10   20,000,000.00            0.00            0.00
November 2010.......            0.00    5,731,106.21   20,000,000.00            0.00            0.00
December 2010.......            0.00    5,284,086.13   20,000,000.00            0.00            0.00
January 2011........            0.00    4,844,257.52   20,000,000.00            0.00            0.00
February 2011.......            0.00    4,411,508.78   20,000,000.00            0.00            0.00
March 2011..........            0.00    3,985,730.02   20,000,000.00            0.00            0.00
April 2011..........            0.00    3,566,812.98   20,000,000.00            0.00            0.00
May 2011............            0.00    3,154,651.11   20,000,000.00            0.00            0.00
June 2011...........            0.00    2,749,139.44   20,000,000.00            0.00            0.00
July 2011...........            0.00    2,350,174.61   20,000,000.00            0.00            0.00
August 2011.........            0.00    1,957,654.86   20,000,000.00            0.00            0.00
September 2011......            0.00    1,571,479.95   20,000,000.00            0.00            0.00
October 2011........            0.00    1,191,551.18   20,000,000.00            0.00            0.00
November 2011.......            0.00      817,771.37   20,000,000.00            0.00            0.00
December 2011.......            0.00      450,044.80   20,000,000.00            0.00            0.00
January 2012........            0.00       88,277.23   20,000,000.00            0.00            0.00
February 2012.......            0.00            0.00   19,732,375.84            0.00            0.00
March 2012..........            0.00            0.00   19,382,249.25            0.00            0.00
April 2012..........            0.00            0.00   19,037,807.45            0.00            0.00
May 2012............            0.00            0.00   18,698,961.83            0.00            0.00
June 2012...........            0.00            0.00   18,365,625.10            0.00            0.00
July 2012...........            0.00            0.00   18,037,711.35            0.00            0.00
August 2012.........            0.00            0.00   17,715,135.94            0.00            0.00
September 2012......            0.00            0.00   17,397,815.55            0.00            0.00
October 2012........            0.00            0.00   17,085,668.11            0.00            0.00
November 2012.......            0.00            0.00   16,778,612.82            0.00            0.00
December 2012.......            0.00            0.00   16,476,570.13            0.00            0.00
January 2013........            0.00            0.00   16,179,461.67            0.00            0.00
February 2013.......            0.00            0.00   15,887,210.30            0.00            0.00
March 2013..........            0.00            0.00   15,599,740.04            0.00            0.00
April 2013..........            0.00            0.00   15,316,976.08            0.00            0.00
May 2013............            0.00            0.00   15,038,844.77            0.00            0.00

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2013........... $          0.00 $          0.00 $ 14,765,273.56 $          0.00 $          0.00
July 2013...........            0.00            0.00   14,496,191.02            0.00            0.00
August 2013.........            0.00            0.00   14,231,526.83            0.00            0.00
September 2013......            0.00            0.00   13,971,211.73            0.00            0.00
October 2013........            0.00            0.00   13,715,177.52            0.00            0.00
November 2013.......            0.00            0.00   13,463,357.05            0.00            0.00
December 2013.......            0.00            0.00   13,215,684.20            0.00            0.00
January 2014........            0.00            0.00   12,972,093.86            0.00            0.00
February 2014.......            0.00            0.00   12,732,521.93            0.00            0.00
March 2014..........            0.00            0.00   12,496,905.26            0.00            0.00
April 2014..........            0.00            0.00   12,265,181.72            0.00            0.00
May 2014............            0.00            0.00   12,037,290.08            0.00            0.00
June 2014...........            0.00            0.00   11,813,170.08            0.00            0.00
July 2014...........            0.00            0.00   11,592,762.38            0.00            0.00
August 2014.........            0.00            0.00   11,376,008.55            0.00            0.00
September 2014......            0.00            0.00   11,162,851.06            0.00            0.00
October 2014........            0.00            0.00   10,953,233.24            0.00            0.00
November 2014.......            0.00            0.00   10,747,099.32            0.00            0.00
December 2014.......            0.00            0.00   10,544,394.38            0.00            0.00
January 2015........            0.00            0.00   10,345,064.33            0.00            0.00
February 2015.......            0.00            0.00   10,149,055.92            0.00            0.00
March 2015..........            0.00            0.00    9,956,316.72            0.00            0.00
April 2015..........            0.00            0.00    9,766,795.11            0.00            0.00
May 2015............            0.00            0.00    9,580,440.25            0.00            0.00
June 2015...........            0.00            0.00    9,397,202.09            0.00            0.00
July 2015...........            0.00            0.00    9,217,031.36            0.00            0.00
August 2015.........            0.00            0.00    9,039,879.53            0.00            0.00
September 2015......            0.00            0.00    8,865,698.82            0.00            0.00
October 2015........            0.00            0.00    8,694,442.19            0.00            0.00
November 2015.......            0.00            0.00    8,526,063.33            0.00            0.00
December 2015.......            0.00            0.00    8,360,516.64            0.00            0.00
January 2016........            0.00            0.00    8,197,757.21            0.00            0.00
February 2016.......            0.00            0.00    8,037,740.83            0.00            0.00
March 2016..........            0.00            0.00    7,880,423.98            0.00            0.00
April 2016..........            0.00            0.00    7,725,763.81            0.00            0.00
May 2016............            0.00            0.00    7,573,718.11            0.00            0.00
June 2016...........            0.00            0.00    7,424,245.33            0.00            0.00
July 2016...........            0.00            0.00    7,277,304.59            0.00            0.00
August 2016.........            0.00            0.00    7,132,855.59            0.00            0.00
September 2016......            0.00            0.00    6,990,858.69            0.00            0.00
October 2016........            0.00            0.00    6,851,274.86            0.00            0.00
November 2016.......            0.00            0.00    6,714,065.64            0.00            0.00
December 2016.......            0.00            0.00    6,579,193.21            0.00            0.00
January 2017........            0.00            0.00    6,446,620.29            0.00            0.00
February 2017.......            0.00            0.00    6,316,310.21            0.00            0.00
March 2017..........            0.00            0.00    6,188,226.85            0.00            0.00
April 2017..........            0.00            0.00    6,062,334.64            0.00            0.00
May 2017............            0.00            0.00    5,938,598.60            0.00            0.00

                                     S-28

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2017........... $          0.00 $          0.00 $  5,816,984.23 $          0.00 $          0.00
July 2017...........            0.00            0.00    5,697,457.62            0.00            0.00
August 2017.........            0.00            0.00    5,579,985.35            0.00            0.00
September 2017......            0.00            0.00    5,464,534.53            0.00            0.00
October 2017........            0.00            0.00    5,351,072.78            0.00            0.00
November 2017.......            0.00            0.00    5,239,568.21            0.00            0.00
December 2017.......            0.00            0.00    5,129,989.45            0.00            0.00
January 2018........            0.00            0.00    5,022,305.58            0.00            0.00
February 2018.......            0.00            0.00    4,916,486.20            0.00            0.00
March 2018..........            0.00            0.00    4,812,501.34            0.00            0.00
April 2018..........            0.00            0.00    4,710,321.52            0.00            0.00
May 2018............            0.00            0.00    4,609,917.72            0.00            0.00
June 2018...........            0.00            0.00    4,511,261.35            0.00            0.00
July 2018...........            0.00            0.00    4,414,324.28            0.00            0.00
August 2018.........            0.00            0.00    4,319,078.82            0.00            0.00
September 2018......            0.00            0.00    4,225,497.69            0.00            0.00
October 2018........            0.00            0.00    4,133,554.05            0.00            0.00
November 2018.......            0.00            0.00    4,043,221.48            0.00            0.00
December 2018.......            0.00

                                                                Annex 2(h)

                             Prospectus Supplement
                               dated may 16, 1997
                       to Prospectus dated June 14, 1996
                                  relating to

                     Federal National Mortgage Association
                   Guaranteed Remic Pass-Through Certificates
                         Fannie Mae REMIC Trust 1997-44

Prospectus Supplement

(To Prospectus dated June 14, 1996)

                                 $383,906,733

                               [FANNIE MAE LOGO]

                  Guaranteed REMIC Pass-Through Certificates

                        Fannie Mae REMIC Trust 1997-44
                           ------------------------

    The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1997-44 (the "Trust"). The assets of the Trust will consist of the "regular interests" in a separate trust fund (the "Lower Tier REMIC"). The assets of the Lower Tier REMIC will consist of (i) certain previously issued REMIC certificates specified herein (the "Underlying REMIC Certificates") evidencing beneficial ownership interests in the related REMIC Trusts (the "Underlying REMIC Trusts") as further described in Exhibit A hereto and (ii) certain Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "Trust MBS") described herein. The assets of the Underlying REMIC Trusts evidence direct or indirect beneficial ownership interests in (i) certain "fully modified pass-through" mortgage-backed securities (the "GNMA Certificates") guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ("GNMA") and (ii) certain Fannie Mae Guaranteed Mortgage Pass-Through Certificates (together with the Trust MBS, the "MBS"). Each GNMA Certificate is based on and backed by a pool of mortgage loans which are either insured or guaranteed by the Federal Housing Administration ("FHA"), the Department of Veterans Affairs ("VA") or the Rural Housing Service ("FmHA"). Each MBS represents a beneficial ownership interest in a pool of first lien, single-family, fixed-rate residential mortgage loans (together with the pools and mortgage loans underlying the GNMA Certificates, the "Pools" and "Mortgage Loans", respectively) having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

    Investors should not purchase the Certificates before reading this Prospectus Supplement and the additional Disclosure Documents listed at the bottom of page S-2.

     See "Additional Risk Factors" on page S-8 hereof and "Risk Factors" beginning on page 8 of the REMIC Prospectus attached hereto for a discussion of certain risks that should be considered in connection with an investment in the Certificates.
                                                (Cover continued on next page)
                           ------------------------

    THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS
ASSOCIATED WITH SUCH CERTIFICATES.

 THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY
  THE UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE AN
OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OTHER
      THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES"
          WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.
                           ------------------------

                        Original                                                                Final
                        Principal      Principal     Interest     Interest     CUSIP        Distribution
  Class      Group       Balance        Type(1)        Rate       Type(1)      Number           Date
---------    ------    -----------     ---------     --------     -------    ----------    ---------------
A .......      1       $ 9,110,735       SC/PT          (2)         PO       31359P 3 S 3     May 2020
SA ......      1               (3)        NTL           (4)       INV/IO     31359P 3 T 1     May 2020
B .......      2        21,904,036       SC/PT          (2)         PO       31359P 3 U 8     June 2008
SB ......      2               (3)        NTL           (4)       INV/IO     31359P 3 V 6     June 2008
SC ......      2               (3)        NTL           (4)       INV/IO     31359P3W4        June 2008
SD ......      2               (3)        NTL           (4)       INV/IO     31359P 3 X 2     June 2008
E .......      3         4,121,242       SC/PT          (2)         PO       31359P3 Y 0    February 2024
SE ......      3               (3)        NTL           (4)       INV/IO     31359P 3 Z 7   February 2024
PA ......      4        17,670,000        PAC           6.5%        FIX      31359P 4 A 1    April 2007
PB ......      4        26,457,000        PAC           7.0         FIX      31359P 4 B 9   December 2013
PC ......      4        11,044,000        PAC           7.0         FIX      31359P 4 C 7   November 2015
PD ......      4        24,310,000        PAC           7.0         FIX      31359P 4 D 5   January 2019
PE ......      4        25,084,000        PAC           7.0         FIX      31359P 4 E 3     June 2021
PG ......      4        34,200,000        PAC           7.0         FIX      31359P 4 F 0   February 2024
PH ......      4        16,475,000        PAC           7.0         FIX      31359P 4 G 8    March 2025
PJ ......      4        25,005,000        PAC           7.0         FIX      31359P 4 H 6     July 2026
PK ......      4        20,000,000        PAC           7.0         FIX      31359P 4 J 2     July 2027
F .......      4        58,170,600        TAC           (4)         FLT      31359P 4 K 9     July 2027

                        Original                                                                Final
                        Principal      Principal     Interest     Interest     CUSIP        Distribution
  Class      Group       Balance        Type(1)        Rate       Type(1)      Number           Date
---------    ------    -----------     ---------     --------     -------    ----------    ---------------
SG ......      4               (3)        NTL           (4)       INV/IO     31359P 4 L 7     July 2027
SH ......      4               (3)        NTL           (4)       INV/IO     31359P 4 M 5     July 2027
P .......      4       $10,265,400        TAC           (2)         PO       31359P 4 N 3     July 2027
PO ......      4        11,735,883        SUP           (2)         PO       31359P 4 P 8     July 2027
PL ......      4           (3)            NTL           7.5%      FIX/IO     31359P 4 R 4     July 2027
Z .......      4        19,583,117        SUP           8.5        FIX/Z     31359P 4 S 2     July 2027
PI ......      4               (3)        NTL           7.5       FIX/IO     31359P 4 Q 6     July 2019
J .......      5         8,500,000       SC/PT          (2)         PO       31359P 4 T 0   November 2021
SJ ......      5               (3)        NTL           (4)       INV/IO     31359P 4 U 7   November 2021
SK ......      5               (3)        NTL           (4)       INV/IO     31359P 4 V 5   November 2021
L .......      6        20,883,679       SC/PT          (2)         PO       31359P4W3      February 2024
SL ......      6               (3)        NTL           (4)       INV/IO     31359P 4 X 1   February 2024
SM.......      6               (3)        NTL           (4)       INV/IO     31359P 4 Y 9   February 2024
N .......      7        19,387,041       SC/PT          (2)         PO       31359P 4 Z 6     June 2023
SN ......      7               (3)        NTL           (4)       INV/IO     31359P 5 A 0     June 2023
SO ......      7               (3)        NTL           (4)       INV/IO     31359P 5 B 8     June 2023
R .......                        0        NPR             0         NPR      31359P 5 C 6     July 2027
RL ......                        0        NPR             0         NPR      31359P 5 D 4     July 2027

------------------
(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.
(2) These Classes will be Principal Only Classes and will bear no interest.
(3) The SA, SB, SC, SD, SE, SG, SH, PL, PI, SJ, SK, SL, SM, SN and SO Classes will be Notional Classes, will not have principal balances and will bear interest on their respective notional principal balances (initially, $9,110,735, $41,398,499, $39,402,316, $1,996,183, $52,204,087,
    $58,170,600, $58,170,600, $7,735,466, $6,792,200, $25,500,000,
    $25,500,000, $45,248,040, $45,248,040, $54,283,714 and $54,283,714,
    respectively). The notional principal balances of the Notional Classes will be calculated as specified herein. See "Description of the Certificates--Distributions of Interest--Notional Classes" herein.
(4) The SA, SE, F, SG, SH, SJ and SK Classes will bear interest based on "LIBOR," the SB, SC and SD Classes will bear interest based on "COFI" and the SL, SM, SN and SO Classes will bear interest based on the "10-Year Treasury Index" as described under "Description of the Certificates--Distributions of Interest" herein and "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes" in the REMIC Prospectus.
                           ------------------------

    The Certificates will be offered by Nomura Securities International, Inc. (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

    The Certificates will be offered by the Dealer, subject to issuance by Fannie Mae and to prior sale or to withdrawal or modification of the offer without notice, when, as and if delivered to and accepted by the Dealer, and subject to approval of certain legal matters by counsel. It is expected that the Group 1 Classes will be available through the book-entry facilities of The Depository Trust Company and that the Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Classes will be available through the book-entry system of the Federal Reserve Banks on or about June 30, 1997 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, New York, New York, on or about the Settlement Date.

                    NOMURA SECURITIES INTERNATIONAL, INC.
May 16, 1997

(Cover continued from previous page)

   The yields to investors in the Group 1, Group 2, Group 3, Group 5, Group 6 and Group 7 Classes will be sensitive in varying degrees to, among other things, the rate of principal distributions on the related Underlying REMIC Certificates, which in turn will be sensitive in varying degrees to the rate of principal payments of the related Mortgage Loans, the characteristics of the Mortgage Loans included in the related Pools and the priority sequences affecting principal distributions for the Underlying REMIC Trusts. The yields to investors in the Group 4 Classes will be sensitive in varying degrees to, among other things, the rate of principal distributions on the Trust MBS, which in turn will be determined by the rate of principal payments of the related Mortgage Loans and the characteristics of such Mortgage Loans. The yield to investors in each Class will also be sensitive to the purchase price paid for such Class and, in the case of any Floating Rate or Inverse Floating Rate Class, fluctuations in the level of the applicable Index (as defined herein). Accordingly, investors should consider the following risks:

      - The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

      - Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

      - In the case of any Certificates purchased at a discount to their principal amounts (including any Principal Only Class), a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

      - In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

      - In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

      - The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the applicable Index. See "Description of the Certificates--Distributions of Interest--Floating Rate and Inverse Floating Rate Classes" herein.

See "Risk Factors--Yield Considerations" in the REMIC Prospectus and "Additional Risk Factors--Additional Yield and Prepayment Considerations" and "Yield Tables" herein.

   In addition, investors should purchase Certificates only after considering the following:

      - The Underlying REMIC Certificates are subordinate in priority of principal distribution to certain other classes of certificates evidencing beneficial ownership interests in the related Underlying REMIC Trusts and, accordingly, there is no assurance that principal distributions will be made on such Underlying REMIC Certificates on any particular Distribution Date. In particular, certain of the Underlying REMIC Certificates are Support classes that are entitled to receive principal distributions on any Distribution Date only if scheduled payments have been made on other specified classes of certificates evidencing beneficial ownership interests in the related Underlying REMIC Trusts. Accordingly, such Underlying REMIC Certificates may receive no principal distributions for extended periods of time or may receive principal payments that vary widely from period to period. In addition, one of the Underlying REMIC Certificates has a Principal Balance Schedule and, as a result, may receive principal distributions at a rate faster or slower than would otherwise have been the case. Moreover, prepayments on the related Mortgage Loans may have occurred at a rate faster or slower than that initially assumed. This Prospectus Supplement contains no information as to whether such Principal Balance Schedule has been adhered to, whether any related Support classes remain outstanding or whether such Underlying REMIC Certificate otherwise has performed as originally anticipated. Additional information as to the Underlying REMIC Certificates may be obtained by performing an analysis of current Fannie Mae principal factors in the context of applicable information contained in the related Underlying REMIC Disclosure Documents (as defined below), which may be obtained from Fannie Mae as described below.

      - The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

      - The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Risk
        Factors--Suitability and Reinvestment Considerations" in the REMIC Prospectus.

      - Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

      - The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

    These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus, the Underlying REMIC Disclosure Documents, the MBS Prospectus or the GNMA Prospectus (each as defined below). Any representation to the contrary is a criminal offense.

    Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates--Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

    Investors should purchase the Certificates only if they have read and understood this Prospectus Supplement and the following documents
(collectively, the "Disclosure Documents");

       - Fannie Mae's Prospectus for Guaranteed REMIC Pass-Through Certificates dated June 14, 1996 (the "REMIC Prospectus"), which is attached to this Prospectus Supplement;

       - Fannie Mae's Prospectus for Guaranteed Mortgage Pass-Through Certificates dated January 1, 1997 (the "MBS Prospectus");

       - Fannie Mae's Prospectus for Guaranteed REMIC Pass-Through Certificates (backed by GNMA Certificates) dated June 14, 1996 (the "GNMA Prospectus");

       - Fannie Mae's Information Statement dated March 31, 1997 and any supplements thereto (collectively, the "Information Statement"); and

       - The Prospectus Supplements for the Underlying REMIC Trusts (collectively, the "Underlying REMIC Disclosure Documents").

    The MBS Prospectus, the GNMA Prospectus and the Information Statement are incorporated herein by reference and, together with the Underlying REMIC Disclosure Documents, may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-3S, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents, other than the Underlying REMIC Disclosure Documents, may also be obtained from Nomura Securities International, Inc. by writing or calling its Prospectus Department at Two World Financial Center, Street Level Mail Room, New York, New York 10281-1198 (telephone 212-667-1303).

                              TABLE OF CONTENTS

                                        Page
                                        ----
Reference Sheet.......................  S- 4
Additional Risk Factors...............  S- 8
  Additional Yield and Prepayment
     Considerations...................  S- 8
Description of the Certificates.......  S- 9
  General.............................  S- 9
     Structure........................  S- 9
     Fannie Mae Guaranty..............  S- 9
     Characteristics of
       Certificates...................  S- 9
     Authorized Denominations.........  S-10
     Distribution Dates...............  S-10
     Record Date......................  S-10
     REMIC Trust Factors..............  S-10
     Optional Termination.............  S-10
     Voting the Underlying REMIC
       Certificates...................  S-10
  Book-Entry Procedures...............  S-11
     General..........................  S-11
     Method of Distribution...........  S-11
  The Underlying REMIC
     Certificates.....................  S-12
  The Trust MBS.......................  S-12
  Final Data Statement................  S-13
  Distributions of Interest...........  S-13
     Categories of Classes............  S-13
     General..........................  S-13
     Interest Accrual Periods.........  S-14
     Accrual Class....................  S-14
     Notional Classes.................  S-14
     Floating Rate and Inverse
       Floating Rate Classes..........  S-15
  Calculation of LIBOR................  S-16
  Calculation of COFI.................  S-16
  Calculation of 10-Year Treasury
     Index............................  S-16
  Distributions of Principal..........  S-17
     Categories of Classes............  S-17
     Principal Distribution Amount....  S-17
     Group 1 Principal Distribution
       Amount.........................  S-18
     Group 2 Principal Distribution
       Amount.........................  S-18
                                        Page
                                        ----
     Group 3 Principal Distribution
       Amount.........................  S-18
     Group 4 Principal Distribution
       Amount.........................  S-18
       Group 4 Accrual Amount.........  S-18
       Group 4 Cash Flow Distribution
          Amount......................  S-18
     Group 5 Principal Distribution
       Amount.........................  S-19
     Group 6 Principal Distribution
       Amount.........................  S-19
     Group 7 Principal Distribution
       Amount.........................  S-19
  Structuring Assumptions.............  S-19
     Pricing Assumptions..............  S-19
     Prepayment Assumptions...........  S-19
     Structuring Range and Rate.......  S-19
     Initial Effective Ranges.........  S-20
  Principal Balance Schedules.........  S-21
  Yield Tables........................  S-32
     General..........................  S-32
     The Principal Only Classes.......  S-32
     The Interest Only Classes........  S-33
  Weighted Average Lives of the
     Certificates.....................  S-37
  Decrement Tables....................  S-38
  Characteristics of the R and RL
     Classes..........................  S-41
Certain Additional Federal Income Tax
  Consequences........................  S-41
  REMIC Elections and Special Tax
     Attributes.......................  S-41
  Taxation of Beneficial Owners of
     Regular Certificates.............  S-42
  Taxation of Beneficial Owners of
     Residual Certificates............  S-42
Plan of Distribution..................  S-42
  General.............................  S-42
  Increase in Certificates............  S-43
Legal Matters.........................  S-43
Exhibit A.............................  A- 1

                               REFERENCE SHEET

     This reference sheet is not a summary of the REMIC transaction and it does not contain complete information about the Certificates. Investors should purchase the Certificates only after reading this Prospectus Supplement and each of the additional Disclosure Documents described herein in their entirety.

Characteristics of the Underlying REMIC Certificates

     The table contained in Exhibit A hereto sets forth information with respect to the Underlying REMIC Certificates, including certain information regarding the underlying Mortgage Loans. Certain additional information as to the Underlying REMIC Certificates may be obtained by performing an analysis of current Fannie Mae principal factors in the context of applicable information contained in the related Underlying REMIC Disclosure Documents, which may be obtained from Fannie Mae as described herein.

     See "Description of the Certificates--The Underlying REMIC Certificates" herein.

Assumed Characteristics of the Mortgage Loans Underlying the Trust MBS (as of June 1, 1997)

                   Approximate
                 Weighted Average     Approximate
Approximate       Remaining Term      Calculated       Approximate
 Principal         to Maturity         Loan Age          Weighted
  Balance          (in months)        (in months)     Average Coupon
------------     ----------------     -----------     --------------
$300,000,000            356                3               8.07%

     The actual remaining terms to maturity, calculated loan ages and interest rates of most of the related Mortgage Loans will differ from the weighted averages shown above, perhaps significantly. See "Description of the Certificates--Structuring Assumptions--Pricing Assumptions" herein.

Interest Rates

     The Fixed Rate Classes will bear interest at the applicable per annum interest rates set forth on the cover.

     The Floating Rate and Inverse Floating Rate Classes will bear interest during the initial Interest Accrual Period at the initial interest rates specified below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable maximum and minimum interest rates, at rates determined as described below:

                   Initial       Maximum      Minimum                Formula for
                  Interest       Interest     Interest             Calculation of
       Class        Rate           Rate        Rate                 Interest Rate
    ------------  ---------     ----------    -------    -----------------------------------
    SA .........   7.15000%      22.10000%      0.0%            22.1% - (2.6 X LIBOR)
    SB .........   2.17800%       7.00000%      0.0%                  7% - COFI
    SC .........   2.15000%       2.15000%      0.0%                9.15% - COFI
    SD .........   0.50000%       0.50000%      0.0%                 7.5% - COFI
    SE .........   0.79999%(1)    0.79999%      0.0%                7.8% - LIBOR
    F  .........   6.08750%      10.00000%      0.4%           LIBOR + 40 basis points
    SG .........   2.81250%       8.50000%      0.0%                8.5% - LIBOR
    SH .........   1.10000%       1.10000%      0.0%                9.6% - LIBOR
    SJ .........   3.28125%(1)    9.00000%      0.0%                 9% - LIBOR
    SK .........   1.20000%(1)    1.20000%      0.0%                10.2% - LIBOR
    SL .........   1.27008%       7.50090%      0.0%      8.00008% - 10-Year Treasury Index
    SM .........   1.89990%       1.89990%      0.0%      9.89998% - 10-Year Treasury Index
    SN .........   1.27000%       7.35000%      0.0%         8% - 10-Year Treasury Index
    SO .........   2.14999%       2.14999%      0.0%     10.14999% - 10-Year Treasury Index

     -------------------------
     (1) The initial interest rates for these Classes are assumed rates. The actual initial interest rate for these Classes will be calculated on the basis of the applicable formulas for the calculation of such interest rates on the Index Determination Date occurring on June 23, 1997.

     See "Description of the Certificates--Distributions of Interest--Floating Rate and Inverse Floating Rate Classes" herein.

Notional Classes

     The notional principal balance of the Notional Classes will be equal to the indicated percentages of the outstanding balances specified below immediately prior to the related Distribution Date:

                    Class
    --------------------
    SA .................   100% of A Class
    SB .................   188.99940486% of B Class
    SC .................   179.88609388% of B Class
    SD .................   9.11331106% of B Class
    SE .................   1,266.707644% of E Class
    SG .................   100% of F Class
    SH .................   100% of F Class
    PI and PL(1)........   13.3333333333% of PA Class
                           6.6666666667% of PB, PC, PD, PE, PG, PH, PJ and PK Classes
    SJ .................   300% of J Class
    SK .................   300% of J Class
    SL .................   216.667% of L Class
    SM .................   216.667% of L Class
    SN .................   280% of N Class
    SO .................   280% of N Class

     -------------------------
     (1) In the aggregate. On each Distribution Date, reductions in the principal balances of the PA, PB, PC, PD, PE, PG, PH, PJ and PK Classes will be allocated, sequentially, in reduction of the notional principal balances of the PI Class and the PL Class, in that order, until the respective notional principal balances thereof are reduced to zero.

     See "Description of the Certificates--Distributions of Interest--Notional Classes" and "--Yield Tables--The Interest Only Classes" herein.

Distributions of Principal

     The portion of the Principal Distribution Amount allocated to each applicable Class of Certificates will be determined by distributions of principal of the related Underlying REMIC Certificate or, in the case of the Group 4 Classes, the Trust MBS and the Group 4 Accrual Amount. For such purposes, the Principal Distribution Amount will be allocated among the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Principal Distribution Amounts as described herein under "Description of the Certificates--Distributions of Principal--Principal Distribution Amount".

     Group 1 Principal Distribution Amount

     To the A Class, to zero.

     Group 2 Principal Distribution Amount

     To the B Class, to zero.

     Group 3 Principal Distribution Amount

     To the E Class, to zero.

     Group 4 Principal Distribution Amount

       Group 4 Accrual Amount

     To the P and F Classes, in proportion to their original principal balances, to zero, and then to the Z Class.

       Group 4 Cash Flow Distribution Amount

        1. To the PA, PB, PC, PD, PE, PG, PH, PJ and PK Classes, in that order, to their Planned Balances.

        2. To the Classes specified below, as follows:

           a. 11.7647065310% of the remaining amount to the PO Class, to zero, and

           b. 88.2352934690% of such remaining amount as follows:

               (i) to the P and F Classes, in proportion to their original principal balances, to their Targeted Balances;

               (ii) to the Z Class, to zero; and

              (iii) to the P and F Classes, in proportion to their original principal balances, to zero.

        3. To the PA, PB, PC, PD, PE, PG, PH, PJ and PK Classes, in that order, to zero.

     Group 5 Principal Distribution Amount

     To the J Class, to zero.

     Group 6 Principal Distribution Amount

     To the L Class, to zero.

     Group 7 Principal Distribution Amount

     To the N Class, to zero.

Weighted Average Lives (years)*

                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 1 Classes          0%    50%    100%   300%   500%
------------------------------------ ------ ------ ------ ------
A and SA......................   22.0  15.0   2.1    0.3    0.1
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 2 Classes          0%    100%   150%   300%   500%
------------------------------------ ------ ------ ------ ------
B, SB, SC and SD..............   10.1   8.6   7.9    4.8    1.4
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 3 Classes          0%    100%   150%   300%   500%
------------------------------------ ------ ------ ------ ------
E and SE......................   25.1  19.0  15.6    6.2    1.3
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 4 Classes          0%    100%   160%   275%   500%
------------------------------------ ------ ------ ------ ------
PA ...........................    4.2   1.0   1.0    1.0    1.0
PB ...........................   10.7   2.4   2.4    2.4    2.4
PC ...........................   14.2   3.4   3.4    3.4    2.9
PD ...........................   16.6   4.4   4.4    4.4    3.3
PE ...........................   19.2   5.9   5.9    5.9    3.8
PG ...........................   21.6   7.9   7.9    7.9    4.7
PH............................   23.4   9.9   9.9    9.9    5.7
PJ ...........................   24.6  12.4  12.4   12.4    7.1
PK............................   25.8  18.7  18.7   18.7   11.0
F, SG, SH and P...............   11.0  10.0   4.8    3.6    1.8
PO ...........................   28.2  20.0  11.8    3.1    1.6
PL ...........................   22.8  10.7  10.7   10.7    6.3
Z  ...........................   28.2  22.0  18.7    1.6    0.7
PI ...........................   10.6   2.6   2.6    2.6    2.2
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 5 Classes          0%    100%   250%   400%   600%
------------------------------------ ------ ------ ------ ------
J, SJ and SK..................   17.6   9.2   5.3    3.5    2.2
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 6 Classes          0%    100%   150%   300%   500%
------------------------------------ ------ ------ ------ ------
L, SL and SM..................   25.4  20.1  17.1    8.2    1.7
                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 7 Classes          0%    100%   150%   300%   500%
------------------------------------ ------ ------ ------ ------
N, SN and SO..................   25.0  20.6  18.1    7.1    3.9

     -------------------------
     * Determined as specified under "Weighted Average Lives of the Certificates" herein.

                           ADDITIONAL RISK FACTORS

Additional Yield and Prepayment Considerations

     The rate of distributions of principal of the Group 1, Group 2, Group 3, Group 5, Group 6 and Group 7 Classes will be directly related to the rate of principal distributions on the related Underlying REMIC Certificates, which in turn will be sensitive in varying degrees to the rate of payments of principal (including prepayments) of the related Mortgage Loans and the priority sequences affecting principal distributions for the related Underlying REMIC Trusts. As described in the Underlying REMIC Disclosure Documents, the Underlying REMIC Certificates are subordinate in priority of principal distributions to certain other classes of certificates evidencing beneficial ownership interests in the related Underlying REMIC Trusts and, accordingly, distributions of principal of the related Mortgage Loans may for extended periods be applied to the distribution of principal of those classes of certificates having priority over such Underlying REMIC Certificates. In particular, certain of the Underlying REMIC Certificates are Support classes that are entitled to receive principal distributions on any Distribution Date only if scheduled payments have been made on other specified classes of certificates evidencing beneficial ownership interests in the related Underlying REMIC Trusts. Accordingly, such Underlying REMIC Certificates may receive no principal distributions for extended periods of time or may receive principal payments that vary widely from period to period. In addition, one of the Underlying REMIC Certificates has a Principal Balance Schedule and, as a result, may receive distributions of principal during certain periods at a rate faster or slower than would otherwise have been the case. Moreover, prepayments on the related Mortgage Loans may have occurred at a rate faster or slower than that initially assumed. This Prospectus Supplement contains no information as to whether such Principal Balance Schedule has been adhered to, whether any related Support classes remain outstanding or whether such Underlying REMIC Certificate otherwise has performed as originally anticipated. Additional information as to the Underlying REMIC Certificates may be obtained by performing an analysis of current Fannie Mae principal factors in the context of applicable information contained in the related Underlying REMIC Disclosure Documents, which may be obtained from Fannie Mae as described above.

     The rate of distributions of principal of the Group 4 Classes will be sensitive in varying degrees to the rate of principal distributions on the Trust MBS, which in turn will reflect the rate of amortization (including prepayments) of the related Mortgage Loans. There can be no assurance that the Mortgage Loans underlying the Trust MBS will have the characteristics assumed herein. Because the rate of principal distributions on the Group 4 Classes will be related to the rate of amortization of the Mortgage Loans underlying the Trust MBS, which are likely to include Mortgage Loans with remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the rate of principal distributions on the Group 4 Classes is likely to differ from the rate anticipated by an investor, even if such Mortgage Loans prepay at the indicated constant percentages of PSA.

     It is highly unlikely that the Mortgage Loans underlying any of the Underlying REMIC Certificates or the Trust MBS will prepay at any of the rates assumed herein, will prepay at a constant PSA rate until maturity or that such Mortgage Loans will prepay at the same rate. Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

     The effective yields on the Delay Classes (as defined herein) and the SA Class will be reduced below the yields otherwise produced because principal and interest payable on a Distribution Date will not be distributed until (i) the 18th or 25th day, as applicable, following the end of the related Interest Accrual Period, in the case of the Delay Classes, and (ii) the 22nd day of each calendar month, in the case of the SA Class, and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market values of the Delay Classes will be lower than would have been the case if there were no such delay.

                       DESCRIPTION OF THE CERTIFICATES

     The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the remaining provisions of this Prospectus Supplement, the additional Disclosure Documents and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the meanings assigned to such terms in the applicable Disclosure Document or the Trust Agreement (as the context may require).

General

     Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of June 1, 1997 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as trustee (the "Trustee"), and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

     The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC. The assets of the Lower Tier REMIC will consist of the Trust MBS and the Underlying REMIC Certificates (which evidence beneficial ownership interests in the Underlying REMIC Trusts).

     Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. The guaranty obligations of Fannie Mae with respect to the Underlying REMIC Certificates (other than the Class 1996-6-S REMIC Certificate, which is issued and guaranteed by GNMA) are described in the related Underlying REMIC Disclosure Documents. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the Trust Account. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates--Fannie Mae's Guaranty" in the REMIC Prospectus, "Description of Certificates--The Corporation's Guaranty" in the MBS Prospectus, and "Description of the Certificates--General--Fannie Mae Guaranty" in the related Underlying REMIC Disclosure Documents.

     Characteristics of Certificates. The Group 1 Classes each will be represented by one or more certificates (the "DTC Certificates") to be registered at all times in the name of the nominee of the Depository (as defined herein), which Depository will maintain such Certificates through its book-entry facilities. When used herein with respect to any DTC Certificate, the terms "Holders" and "Certificateholders" refer to the nominee of the Depository. The Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Classes will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. Such entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts such Certificates have been deposited are herein referred to as "Holders" or "Certificateholders."

     A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates--Denomi-nations, Certificate Form" in the REMIC Prospectus and "Description of the Certificates--Book-Entry Procedures" herein.

     The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to the R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R or RL Certificates will be transferable at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any registration of transfer of the R or RL Certificate and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

     The distribution to the Holder of the R and RL Classes of the proceeds of any remaining assets of the Trust and the Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of the related Certificate at the office of the Paying Agent. The Paying Agent initially will be State Street.

     Authorized Denominations. The Certificates, other than the R and RL Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. The R and RL Classes will be issued as single Certificates and will not have principal balances.

     Distribution Dates. Distributions on the Group 1 Classes will be made on the 22nd day of each month (or, if such 22nd day is not a business day, on the first business day next succeeding such 22nd day), distributions on the Group 2, Group 3, Group 5, Group 6 and Group 7 Classes will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day) and distributions on the Group 4 Classes will be made on the 18th day of each month (or, if such 18th day is not a business day, on the first business day next succeeding such 18th day) (each, a "Distribution Date"), commencing in the month following the Settlement Date. See "Distributions of Interest--General" and "--Interest Accrual Periods" and "Distributions of Principal--Principal Distribution Amount" herein.

     Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

     REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which, when multiplied by the original principal balance of a Certificate of such Class, will equal the remaining principal balance of such Certificate after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balance of the Accrual Class on such Distribution Date.

     Optional Termination. Consistent with its policy described under "Description of Certificates-- Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Lower Tier REMIC or the Trust through the exercise of its right to repurchase the Mortgage Loans underlying any MBS unless only one Mortgage Loan remains in the related Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

     Voting the Underlying REMIC Certificates. In the event any issue arises under the trust agreement governing any of the Underlying REMIC Trusts that requires the vote of holders of certificates outstanding thereunder, the Trustee will vote the related Underlying REMIC Certificates in accordance with instructions received from Holders of Certificates of the related Classes having principal balances aggregating not less than 51% of the aggregate principal balance of all such Classes outstanding. In the absence of such instructions, the Trustee will vote in a manner consistent, in its sole judgment, with the best interests of Certificateholders.

Book-Entry Procedures

     General. Each of the Group 1 Classes will be represented by one or more certificates (the "DTC Certificates") to be registered at all times in the name of the nominee of The Depository Trust Company, a New York-chartered limited purpose trust company, or any successor depository selected or approved by Fannie Mae (the "Depository"). In accordance with its normal procedures, the Depository will record the positions held by each Depository participating firm (each, a "Depository Participant") in the DTC Certificates, whether held for its own account or as a nominee for another person. State Street will act as Paying Agent for, and perform certain administrative functions with respect to, the DTC Certificates.

     No person acquiring a beneficial ownership interest in the DTC Certificates (a "beneficial owner" or an "investor") will be entitled to receive a physical certificate representing such ownership interest. An investor's interest in the DTC Certificates will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (a "financial intermediary") that maintains such investor's account for such purpose. In turn, the financial intermediary's record ownership of such interest will be recorded on the records of the Depository (or of a Depository Participant that acts as an agent for the financial intermediary if such intermediary is not a Depository Participant). Accordingly, an investor will not be recognized by the Trustee or the Depository as a Certificateholder and must rely on the foregoing arrangements to evidence its interest in the DTC Certificates. Beneficial ownership of an investor's interest in the DTC Certificates may be transferred only by compliance with the procedures of an investor's financial intermediary and of Depository Participants. In general, beneficial ownership of an investor's interest in the DTC Certificates will be subject to the rules, regulations and procedures governing the Depository and Depository Participants as in effect from time to time.

     The Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Classes will be issued and maintained only on the book-entry system of the Federal Reserve Banks. Such Certificates may be held of record only by entities eligible to maintain book-entry accounts with the Federal Reserve Banks. Beneficial owners ordinarily will hold such Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. A Holder that is not the beneficial owner of such a Certificate, and each other financial intermediary in the chain to the beneficial owner, will have the responsibility of establishing and maintaining accounts for their respective customers. The rights of the beneficial owner of such a Certificate with respect to Fannie Mae and the Federal Reserve Banks may be exercised only through the Holder of such Certificate. Fannie Mae and the Federal Reserve Banks will have no direct obligation to a beneficial owner of such a Certificate that is not also the Holder of the Certificate. The Federal Reserve Banks will act only upon the instructions of the Holder in recording transfers of such a Certificate. See "Description of the Certificates--Denominations, Certificate Form" in the REMIC Prospectus.

     Method of Distribution. Each distribution on the DTC Certificates will be distributed by the Paying Agent to the Depository in immediately available funds. The Depository will be responsible for crediting the amount of such distributions to the accounts of the Depository Participants entitled thereto, in accordance with the Depository's normal procedures, which currently provide for distributions in same-day funds settled through the New York Clearing House. Each Depository Participant and each financial intermediary will be responsible for disbursing such distributions to the beneficial owners of the DTC Certificates that it represents. Accordingly, the beneficial owners may experience some delay in their receipt of distributions.

     Fannie Mae's fiscal agent for the Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Classes is the Federal Reserve Bank of New York. The Federal Reserve Banks will make distributions on such Certificates on behalf of Fannie Mae on the applicable Distribution Dates by crediting Holders' accounts at the Federal Reserve Banks.

The Underlying REMIC Certificates

     The Underlying REMIC Certificates to the Group 1, Group 2, Group 3, Group 5, Group 6 and Group 7 Classes represent beneficial ownership interests in the related Underlying REMIC Trusts, the assets of which evidence direct or indirect beneficial ownership interests in (i) certain GNMA Certificates having the general characteristics set forth in the GNMA Prospectus and (ii) certain MBS having the general characteristics described in the MBS Prospectus.

     The general characteristics of the Underlying REMIC Certificates are described in the related Underlying REMIC Disclosure Documents. Each GNMA Certificate is based on and backed by a pool of mortgage loans that are either insured or guaranteed by the FHA, the VA or the FmHA. Each MBS evidences beneficial ownership interests in a Pool of conventional Level Payment Mortgage Loans secured by first-mortgages or deeds of trust on one- to four-family residential properties, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The Underlying REMIC Certificates provide that distributions thereon will be passed through monthly, commencing in the month following the initial issuance thereof.

     The table contained in Exhibit A hereto sets forth certain information with respect to each of the Underlying REMIC Certificates, including the numerical designations of the related Underlying REMIC Trust, the class designation, the date of issue, the CUSIP number, the interest rate, the interest type, the final distribution date, the principal type, the original principal balance of the entire class, the current principal factor for such class and the principal balance of such class contained in the Lower Tier REMIC as of June 1, 1997 (the "Issue Date"). The table also sets forth the approximate weighted average WAC, approximate weighted average WARM or WAM and approximate weighted average WALA or CAGE of the Mortgage Loans underlying the related GNMA Certificates or MBS as of the Issue Date, the underlying security type and the related Class Group.

     To request further information regarding the Underlying REMIC Certificates and the Trust MBS, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. Other data specific to the Certificates is available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000. It should be noted that there may have been material changes in facts and circumstances since the dates the Underlying REMIC Disclosure Documents were prepared, including, but not limited to, changes in prepayment speeds and prevailing interest rates and other economic factors, which may limit the usefulness of the information set forth in such documents.

The Trust MBS

     The Trust MBS underlying the Group 4 Classes will have the aggregate unpaid principal balance and Pass-Through Rate set forth below and the general characteristics described in the MBS Prospectus. The Trust MBS will provide that principal and interest on the related Mortgage Loans will be passed through monthly, commencing in the month following the month of the initial issuance of the Trust MBS. The Mortgage Loans underlying the Trust MBS will be conventional Level Payment Mortgage Loans secured by first mortgages or deeds of trust on single family residential properties and having original maturities of up to 30 years, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The characteristics of the Trust MBS and the related Mortgage Loans as of the Issue Date are expected to be as follows:

    Trust MBS
    Aggregate Unpaid Principal Balance.......................         $300,000,000
    MBS Pass-Through Rate....................................             7.50%

    Mortgage Loans Underlying Trust MBS
    Range of WACs (per annum percentages)....................        7.75% to 10.00%
    Range of WAMs............................................   241 months to 360 months
    Approximate Weighted Average WAM.........................          356 months
    Approximate Weighted Average CAGE........................           3 months

Final Data Statement

     Following the issuance of the Certificates, Fannie Mae will prepare a Final Data Statement setting forth, among other information, the current principal balance of the Underlying REMIC Certificates and the Trust MBS as of the Issue Date and, with respect to the Trust MBS, the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the Mortgage Loans underlying each Trust MBS, along with the weighted average of all the current or original WACs and the weighted average of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying the Trust MBS as of the Issue Date. The Final Data Statement will not accompany this Prospectus Supplement but will be made available by Fannie Mae. To request the Final Data Statement, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

     Categories of Classes

     For the purpose of payments of interest, the Classes will be categorized as follows:

    Interest Type*                               Classes
----------------------    ------------------------------------------------------
Fixed Rate                PA, PB, PC, PD, PE, PG, PH, PI, PJ, PK, PL and Z
Accrual                   Z
Floating Rate             F
Inverse Floating Rate     SA, SB, SC, SD, SE, SG, SH, SJ, SK, SL, SM, SN and SO
Interest Only             SA, SB, SC, SD, SE, PI, SG, SH, PL, SJ, SK, SL, SM, SN
                            and SO
Principal Only            A, B, E, P, PO, J, L and N
No Payment Residual       R and RL

     -------------------------

     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     General. The interest-bearing Certificates will bear interest at the applicable per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Class) in the month after the Settlement Date. Interest to be distributed or, in the case of the Accrual Class, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

     Interest Accrual Periods. Interest to be distributed on a Distribution Date will accrue on the interest-bearing Certificates during the one-month periods set forth below (each, an "Interest Accrual Period").

                    Classes                             Interest Accrual Periods
    ----------------------------------------    -----------------------------------------
    F, SG and SH Classes                        One month period beginning on the 18th
                                                  day of the month preceding the month of
                                                  the Distribution Date and ending on the
                                                  17th day of the month of the
                                                  Distribution Date
    SA Class                                    One month period beginning on the 16th
                                                  day of the month preceding the month of
                                                  the Distribution Date and ending on the
                                                  15th day of the month of the
                                                  Distribution Date*
    SE, SJ and SK Classes                       One month period beginning on the 25th
                                                  day of the month preceding the month of
                                                  the Distribution Date and ending on the
                                                  24th day of the month of the
                                                  Distribution Date
    The Fixed Rate Classes and the SB, SC,      Calendar month preceding the month in
      SD, SL, SM, SN and SO Classes               which the Distribution Date occurs
      (collectively, the "Delay Classes")

     -------------------------
     * Although the Interest Accrual Periods for the SA Class are as described above, the Distribution Dates for such Class will occur on or about the 22nd day of each calendar month.

     See "Additional Risk Factors--Additional Yield and Prepayment Considerations" herein.

     Accrual Class. The Z Class is an Accrual Class. Interest will accrue on the Accrual Class at the per annum rate set forth on the cover hereof; however, such interest will not be distributed thereon until the Distribution Date following the Distribution Date on which the principal balances of the P Class and the F Class are reduced to zero. Interest so accrued and unpaid on the Accrual Class will be added as principal to the principal balance thereof on each Distribution Date. Distributions of principal of the Accrual Class will be made as described herein.

     Notional Classes. The SA, SB, SC, SD, SE, SG, SH, PI, PL, SJ, SK, SL, SM, SN and SO Classes will be Notional Classes. The Notional Classes will have no principal balances and will bear interest at the applicable per annum interest rates described herein during each Interest Accrual Period on their respective notional principal balances. The notional principal balances of the Notional

Classes will be equal to the indicated percentages of the outstanding balances specified below immediately prior to the related Distribution Date:

           Class
    --------------------
    SA .................   100% of A Class
    SB .................   188.99940486% of B Class
    SC .................   179.88609388% of B Class
    SD .................   9.11331106% of B Class
    SE .................   1,266.707644% of E Class
    SG .................   100% of F Class
    SH .................   100% of F Class
    PI and PL(1)........   13.3333333333% of PA Class
                           6.6666666667% of PB, PC, PD, PE, PG, PH, PJ and PK Classes
    SJ .................   300% of J Class
    SK .................   300% of J Class
    SL .................   216.667% of L Class
    SM .................   216.667% of L Class
    SN .................   280% of N Class
    SO .................   280% of N Class

     -------------------------
     (1) In the aggregate. On each Distribution Date, reductions in the principal balances of the PA, PB, PC, PD, PE, PG, PH, PJ and PK Classes will be allocated, sequentially, in reduction of the notional principal balances of the PI Class and the PL Class, in that order, until the respective notional principal balances thereof are reduced to zero.

     The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the related Underlying REMIC Certificates, the Trust MBS, the GNMA Certificates or the underlying Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balances of the Notional Classes.

     Floating Rate and Inverse Floating Rate Classes. The following Classes will bear interest during their initial Interest Accrual Period at the initial interest rates specified below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable maximum and minimum interest rates, at the rates determined as described below:

                   Initial       Maximum      Minimum                Formula for
                  Interest       Interest     Interest             Calculation of
       Class        Rate           Rate        Rate                 Interest Rate
    ------------  ---------     ----------    -------    -----------------------------------
    SA .........   7.15000%      22.10000%      0.0%            22.1% - (2.6 X LIBOR)
    SB .........   2.17800%       7.00000%      0.0%                  7% - COFI
    SC .........   2.15000%       2.15000%      0.0%                9.15% - COFI
    SD .........   0.50000%       0.50000%      0.0%                 7.5% - COFI
    SE .........   0.79999%(1)    0.79999%      0.0%                7.8% - LIBOR
    F  .........   6.08750%      10.00000%      0.4%           LIBOR + 40 basis points
    SG .........   2.81250%       8.50000%      0.0%                8.5% - LIBOR
    SH .........   1.10000%       1.10000%      0.0%                9.6% - LIBOR
    SJ .........   3.28125%(1)    9.00000%      0.0%                 9% - LIBOR
    SK .........   1.20000%(1)    1.20000%      0.0%                10.2% - LIBOR
    SL .........   1.27008%       7.50090%      0.0%      8.00008% - 10-Year Treasury Index
    SM .........   1.89990%       1.89990%      0.0%      9.89998% - 10-Year Treasury Index
    SN .........   1.27000%       7.35000%      0.0%         8% - 10-Year Treasury Index
    SO .........   2.14999%       2.14999%      0.0%     10.14999% - 10-Year Treasury Index

     -------------------------
     (1) The initial interest rates for these Classes are assumed rates. The actual initial interest rate for these Classes will be calculated on the basis of the applicable formulas for the calculation of such interest rates on the Index Determination Date occurring on June 23, 1997.

     The yields with respect to such Classes will be affected by changes in the applicable index as set forth in the table above (each, an "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of an Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of such Index.

     The establishment of each Index value by Fannie Mae and Fannie Mae's determination of the rate or rates of interest for the applicable Class or Classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

     On each Index Determination Date, until the principal balances and notional principal balances of the SA, SE, F, SG, SH, SJ and SK Classes have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR" (except that in the case of the SA Class, LIBOR will be determined as described in the related Underlying REMIC Disclosure Document).

     If on the initial Index Determination Date, Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be equal to 5.6875% in the case of the F, SG and SH Classes and will be equal to LIBOR as determined for such Interest Accrual Period for the related Underlying REMIC Certificates in the case of the SA, SE, SJ and SK Classes.

Calculation of COFI

     Except as otherwise specified below, the amount of interest which will accrue in respect of the SB, SC and SD Classes (the "COFI" Classes) during each Interest Accrual Period following its initial Interest Accrual Period will be determined on the basis of the Eleventh District Cost of Funds Index for the second month next preceding the month in which such Interest Accrual Period commences if such Eleventh District Cost of Funds Index for such second preceding month is published on or before the tenth day of the month in which such Interest Accrual Period commences. For example, if the Eleventh District Cost of Funds Index for May is announced on or before July 10, interest accrued on the COFI Classes for the Interest Accrual Period commencing in July and distributable in August will be based on the Eleventh District Cost of Funds Index relating to May. If the Eleventh District Cost of Funds Index for the applicable month is not published on or before the tenth day of the second following month, interest will accrue on the COFI Classes at a rate determined as provided in the REMIC Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI." Under certain circumstances, an alternative index may be applicable to the COFI Classes. A change of index from the Eleventh District Cost of Funds Index to an alternative index will result in a change in the index level, and, particularly if LIBOR is the alternative index, could increase the degree of index volatility.

     For information regarding historical values of the Eleventh District Cost of Funds Index as reported by the Federal Home Loan Bank of San Francisco ("FHLBSF"), see "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--COFI" in the REMIC Prospectus.

     The value of the Eleventh District Cost of Funds Index as reported by the FHLBSF for April 1997 was 4.822%.

Calculation of 10-Year Treasury Index

     On each Index Determination Date, until the notional principal balances of the SL, SM, SN and SO Classes have been reduced to zero, Fannie Mae will ascertain the average yield on U.S. Treasury securities, adjusted to a constant maturity of ten years, in effect for the week ending on the last Friday immediately preceding the related Index Determination Date in the manner described in the REMIC

Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--Treasury Index" with respect to yields on U.S. Treasury securities at "constant maturity."

Distributions of Principal

     Categories of Classes

     For the purpose of payments of principal, the Classes will be categorized as follows:

          Principal Type*                              Classes
------------------------------------    --------------------------------------
Group 1 Classes
Structured Collateral/Pass-Through      A
Notional                                SA
Group 2 Classes
Structured Collateral/Pass-Through      B
Notional                                SB, SC and SD
Group 3 Classes
Structured Collateral/Pass-Through      E
Notional                                SE
Group 4 Classes
PAC                                     PA, PB, PC, PD, PE, PG, PH, PJ and PK
TAC                                     F and P
Support                                 PO and Z
Accretion Directed                      F and P
Notional                                PI, SG, SH and PL
Group 5 Classes
Structured Collateral/Pass-Through      J
Notional                                SJ and SK
Group 6 Classes
Structured Collateral/Pass-Through      L
Notional                                SL and SM
Group 7 Classes
Structured Collateral/Pass-Through      N
Notional                                SN and SO
No Payment Residual                     R and RL

     -------------------------
     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     Principal Distribution Amount

     On each Distribution Date, principal will be distributed on the Certificates in an amount (the "Principal Distribution Amount") equal to the sum of (i) the distribution of principal concurrently made on the Class 1996-6-S REMIC Certificate (the "Group 1 Principal Distribution Amount"), (ii) the aggregate distributions of principal concurrently made on the Class 1993-107-S and Class 1993-107-SA REMIC Certificates (the "Group 2 Principal Distribution Amount"), (iii) the distribution of principal concurrently made on the Class 1994-15-SG REMIC Certificate (the "Group 3 Principal Distribution Amount"), (iv) the aggregate distributions to be made on the Trust MBS in the month of such Distribution Date (the "Group 4 Cash Flow Distribution Amount") and any interest accrued and added on such Distribution Date to the principal balance of the Accrual Class (the "Group 4 Accrual Amount" and together with the Group 4 Cash Flow Distribution Amount, the "Group 4 Principal Distribution Amount"), (v) the distribution of principal concurrently made on the Class 1991-G40-S REMIC Certificate (the "Group 5 Principal Distribution Amount"),
(vi) the distribution of principal concurrently made on the Class 1994-43-S REMIC Certificate (the "Group 6 Principal Distribution Amount") and (vii) the distribution of principal concurrently made on the Class 1993-102-SB REMIC Certificate (the "Group 7 Principal Distribu-tion Amount"). The portion of each class of Underlying REMIC Certificates held by the Lower Tier REMIC will be as set forth in Exhibit A.

  Group 1 Principal Distribution Amount

     On each Distribution Date, the Group 1 Principal Distribution Amount will be distributed as principal of the A Class, until the principal balance thereof is reduced to zero.

  Group 2 Principal Distribution Amount                         Structured
                                                                Collateral/

     On each Distribution Date, the Group 2 Principal           Pass-Through
Distribution Amount will be distributed as principal of the B   Classes
Class, until the principal balance thereof is reduced to zero.

  Group 3 Principal Distribution Amount

     On each Distribution Date, the Group 3 Principal Distribution Amount will be distributed as principal of the E Class, until the principal balance thereof is reduced to zero.

  Group 4 Principal Distribution Amount

     Group 4 Accrual Amount

      On each Distribution Date, the Group 4 Accrual Amount, if    Accretion
any, will be distributed, concurrently, to the P and F Classes,    Directed
in proportion to their original principal balances (or 15% and     Classes and
85%, respectively), until the principal balances thereof are       Accrual Class
reduced to zero, and then to the Z Class.

     Group 4 Cash Flow Distribution Amount

     On each Distribution Date, the Group 4 Cash Flow Distribution Amount will be distributed as principal of the Group 4 Classes in the following order of priority:

          (i) sequentially, to the PA, PB, PC, PD, PE, PG, PH, PJ     PAC
     and PK Classes, in that order, until the principal balances      Classes
     thereof are reduced to their respective Planned Balances for such Distribution Date;

          (ii) to the Classes specified below, as follows:

             11.7647065310% of the remaining amount to the PO       Support
        Class, until the principal balance thereof is reduced to    Class
        zero, and

           88.2352934690% of such remaining amount in the           Support
         following order of priority:                               Class

                first, concurrently, to the P and F Classes, in     TAC
           proportion to their original principal balances, until   Classes
           the principal balances thereof are reduced to their respective Targeted Balances for such Distribution
           Date;

                second, to the Z Class, until the principal balance thereof is reduced to zero; and

                third, concurrently, to the P and F Classes, in   TAC
           proportion to their original principal balances,       Classes
           without regard to their Targeted Balances and until the principal balances thereof are reduced to zero;
           and

          (iii) sequentially, to the PA, PB, PC, PD, PE, PG, PH,      PAC
     PJ and PK Classes, in that order, without regard to their        Classes
     Planned Balances and until the respective principal balances thereof are reduced to zero.

  Group 5 Principal Distribution Amount

     On each Distribution Date, the Group 5 Principal Distribution Amount will be distributed as principal of the J Class, until the principal balance thereof is reduced to zero.

  Group 6 Principal Distribution Amount

           On each Distribution Date, the Group 6 Principal      Structured
Distribution Amount will be distributed as principal of the L    Collateral/
Class, until the principal balance thereof is reduced to zero.   Pass-Through
                                                                 Classes
  Group 7 Principal Distribution Amount

     On each Distribution Date, the Group 7 Principal Distribution Amount will be distributed as principal of the N Class, until the principal balance thereof is reduced to zero.

Structuring Assumptions

     Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the actual characteristics of each Pool underlying the Underlying REMIC Trusts, the priority sequences affecting the principal distributions for the Underlying REMIC Certificates and the following assumptions (such characteristics and assumptions, collectively, the "Pricing Assumptions"):

        - the Mortgage Loans underlying the Trust MBS bear interest at a rate of 8.07% per annum and have an original term to maturity of 360 months, a CAGE of 3 months and a remaining term to maturity of 356 months;

        - all payments (including prepayments) on the Mortgage Loans underlying the GNMA Certificates, are distributed on the Certificates in the month in which such payments are received;

        - the Mortgage Loans prepay at the constant percentages of PSA specified in the related table;

        - the closing date for the sale of the Certificates is the Settlement Date; and

        - the first Distribution Date for the Certificates occurs in the month following the Settlement Date.

     Prepayment Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Public Securities Association's standard prepayment model ("PSA"). To assume a specified rate of PSA is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates--Prepayment Models" in the REMIC Prospectus. It is highly unlikely that prepayments will occur at any constant PSA rate or at any other constant rate.

     Structuring Range and Rate. The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the Mortgage Loans underlying the Trust MBS prepay at a constant PSA rate within the Structuring Range or at the rate specified below.

 Principal Balance                                                  Structuring Range
Schedule References                Related Classes                       and Rate
-------------------     --------------------------------------    ----------------------
Planned Balances        PA, PB, PC, PD, PE, PG, PH, PJ and PK     Between 100% and 275%
Targeted Balances       F and P                                            160%

     There is no assurance that the principal balance of any Class listed above will conform on any Distribution Date to the balance specified for such Distribution Date in the Principal Balance Schedules herein, or that distributions of principal on such Class will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal distribution on any Distribution Date over the amount necessary to reduce any such Class to its scheduled balance will be distributed, the ability to reduce such Class will not be enhanced by the averaging of high and low principal payments from month to month. In addition, even if prepayments on the Mortgage Loans underlying the Trust MBS occur at rates falling within the Structuring Range specified above, principal distributions may be insufficient to reduce such Class to its scheduled balance if such prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the Mortgage Loans underlying the Trust MBS (which may include recently originated Mortgage Loans), the Classes specified above may not be reduced to their scheduled balances, even if prepayments occur at a constant rate within the Structuring Range or at the rate specified above.

     Initial Effective Ranges. The Effective Range for a Class is the range of prepayment rates (measured by constant PSA rates) that would reduce such Class to its scheduled balance on each Distribution Date. The Initial Effective Ranges set forth in the table below are based upon the assumed characteristics of the related Mortgage Loans specified in the Pricing Assumptions.

                      Initial Effective
Related Classes             Ranges
---------------     ----------------------
      PA             Between 100% and 902%
      PB             Between 100% and 437%
      PC             Between 100% and 382%
      PD             Between 100% and 315%
      PE             Between 100% and 285%
      PG             Between 100% and 275%
      PH             Between 100% and 275%
      PJ             Between  97% and 275%
      PK             Between  79% and 275%

     The actual Effective Ranges at any time will be based upon the actual characteristics of the Mortgage Loans underlying the Trust MBS at such time, which are likely to vary (and may vary considerably) from the Pricing Assumptions. The actual Effective Ranges calculated on the basis of the actual characteristics likely will differ from the Initial Effective Ranges. As a result, the applicable Classes might not be reduced to their scheduled balances even if prepayments on such Mortgage Loans were to occur at a constant PSA rate within the Initial Effective Ranges (particularly if such rate were at the lower or higher end of such ranges). In addition, even if prepayments occur at rates falling within the actual Effective Ranges, principal distributions may be insufficient to reduce the applicable Classes to their scheduled balances if such prepayments do not occur at a constant PSA rate. It is highly unlikely that the Mortgage Loans underlying the Trust MBS will prepay at any constant PSA rate. In general, the actual Effective Ranges may narrow, widen or shift upward or downward to reflect actual prepayment experience over time. The principal payment stability of the PAC Classes will be supported in part by the Targeted Classes and the Support Classes, and the stability of the Targeted Classes will be supported in part by the Support Classes. When the Support Classes are retired, the PAC Classes may no longer have Effective Ranges and will be more sensitive to prepayments.

                         Principal Balance Schedules

                       PA Class        PB Class        PC Class        PD Class        PE Class        PG Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- ---------------
Initial Balance..... $ 17,670,000.00 $ 26,457,000.00 $ 11,044,000.00 $ 24,310,000.00 $ 25,084,000.00 $ 34,200,000.00
July 1997...........   17,265,767.60   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
August 1997.........   16,809,499.25   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
September 1997......   16,302,074.63   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
October 1997........   15,743,642.43   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
November 1997.......   15,134,377.76   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
December 1997.......   14,474,482.10   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
January 1998........   13,764,183.19   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
February 1998.......   13,003,734.99   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
March 1998..........   12,193,417.50   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
April 1998..........   11,333,536.67   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
May 1998............   10,424,424.17   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
June 1998...........    9,466,437.26   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
July 1998...........    8,459,958.54   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
August 1998.........    7,405,395.74   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
September 1998......    6,303,181.44   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
October 1998........    5,153,772.81   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
November 1998.......    3,957,651.30   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
December 1998.......    2,715,322.33   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
January 1999........    1,427,314.92   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
February 1999.......       94,181.37   26,457,000.00   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
March 1999..........            0.00   25,173,496.84   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
April 1999..........            0.00   23,751,858.96   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
May 1999............            0.00   22,286,887.39   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
June 1999...........            0.00   20,779,223.42   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
July 1999...........            0.00   19,229,529.46   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
August 1999.........            0.00   17,638,488.57   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
September 1999......            0.00   16,006,803.98   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
October 1999........            0.00   14,383,162.97   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
November 1999.......            0.00   12,767,523.64   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
December 1999.......            0.00   11,159,844.31   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
January 2000........            0.00    9,560,083.47   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
February 2000.......            0.00    7,968,199.88   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
March 2000..........            0.00    6,384,152.48   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
April 2000..........            0.00    4,807,900.42   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
May 2000............            0.00    3,239,403.06   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
June 2000...........            0.00    1,678,619.98   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
July 2000...........            0.00      125,510.97   11,044,000.00   24,310,000.00   25,084,000.00   34,200,000.00
August 2000.........            0.00            0.00    9,624,036.00   24,310,000.00   25,084,000.00   34,200,000.00
September 2000......            0.00            0.00    8,086,155.26   24,310,000.00   25,084,000.00   34,200,000.00
October 2000........            0.00            0.00    6,555,829.15   24,310,000.00   25,084,000.00   34,200,000.00
November 2000.......            0.00            0.00    5,033,018.28   24,310,000.00   25,084,000.00   34,200,000.00
December 2000.......            0.00            0.00    3,517,683.43   24,310,000.00   25,084,000.00   34,200,000.00
January 2001........            0.00            0.00    2,009,785.61   24,310,000.00   25,084,000.00   34,200,000.00
February 2001.......            0.00            0.00      509,286.01   24,310,000.00   25,084,000.00   34,200,000.00
March 2001..........            0.00            0.00            0.00   23,326,146.05   25,084,000.00   34,200,000.00
April 2001..........            0.00            0.00            0.00   21,840,327.30   25,084,000.00   34,200,000.00
May 2001............            0.00            0.00            0.00   20,361,791.57   25,084,000.00   34,200,000.00

                       PA Class        PB Class        PC Class        PD Class        PE Class        PG Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- ---------------
June 2001........... $          0.00 $          0.00 $          0.00 $ 18,890,500.84 $ 25,084,000.00 $ 34,200,000.00
July 2001...........            0.00            0.00            0.00   17,426,417.30   25,084,000.00   34,200,000.00
August 2001.........            0.00            0.00            0.00   15,969,503.33   25,084,000.00   34,200,000.00
September 2001......            0.00            0.00            0.00   14,519,721.48   25,084,000.00   34,200,000.00
October 2001........            0.00            0.00            0.00   13,077,034.53   25,084,000.00   34,200,000.00
November 2001.......            0.00            0.00            0.00   11,641,405.43   25,084,000.00   34,200,000.00
December 2001.......            0.00            0.00            0.00   10,212,797.31   25,084,000.00   34,200,000.00
January 2002........            0.00            0.00            0.00    8,791,173.52   25,084,000.00   34,200,000.00
February 2002.......            0.00            0.00            0.00    7,376,497.55   25,084,000.00   34,200,000.00
March 2002..........            0.00            0.00            0.00    5,968,733.13   25,084,000.00   34,200,000.00
April 2002..........            0.00            0.00            0.00    4,567,844.13   25,084,000.00   34,200,000.00
May 2002............            0.00            0.00            0.00    3,173,794.64   25,084,000.00   34,200,000.00
June 2002...........            0.00            0.00            0.00    1,786,548.92   25,084,000.00   34,200,000.00
July 2002...........            0.00            0.00            0.00      406,071.40   25,084,000.00   34,200,000.00
August 2002.........            0.00            0.00            0.00            0.00   24,116,326.71   34,200,000.00
September 2002......            0.00            0.00            0.00            0.00   22,749,279.66   34,200,000.00
October 2002........            0.00            0.00            0.00            0.00   21,388,895.23   34,200,000.00
November 2002.......            0.00            0.00            0.00            0.00   20,035,138.58   34,200,000.00
December 2002.......            0.00            0.00            0.00            0.00   18,687,975.06   34,200,000.00
January 2003........            0.00            0.00            0.00            0.00   17,347,370.19   34,200,000.00
February 2003.......            0.00            0.00            0.00            0.00   16,013,289.67   34,200,000.00
March 2003..........            0.00            0.00            0.00            0.00   14,685,699.36   34,200,000.00
April 2003..........            0.00            0.00            0.00            0.00   13,364,565.31   34,200,000.00
May 2003............            0.00            0.00            0.00            0.00   12,049,853.75   34,200,000.00
June 2003...........            0.00            0.00            0.00            0.00   10,741,531.06   34,200,000.00
July 2003...........            0.00            0.00            0.00            0.00    9,439,563.81   34,200,000.00
August 2003.........            0.00            0.00            0.00            0.00    8,143,918.75   34,200,000.00
September 2003......            0.00            0.00            0.00            0.00    6,854,562.77   34,200,000.00
October 2003........            0.00            0.00            0.00            0.00    5,571,462.95   34,200,000.00
November 2003.......            0.00            0.00            0.00            0.00    4,294,586.53   34,200,000.00
December 2003.......            0.00            0.00            0.00            0.00    3,023,900.93   34,200,000.00
January 2004........            0.00            0.00            0.00            0.00    1,759,373.72   34,200,000.00
February 2004.......            0.00            0.00            0.00            0.00      500,972.66   34,200,000.00
March 2004..........            0.00            0.00            0.00            0.00            0.00   33,448,665.64
April 2004..........            0.00            0.00            0.00            0.00            0.00   32,202,420.75
May 2004............            0.00            0.00            0.00            0.00            0.00   30,962,206.21
June 2004...........            0.00            0.00            0.00            0.00            0.00   29,727,990.43
July 2004...........            0.00            0.00            0.00            0.00            0.00   28,499,741.97
August 2004.........            0.00            0.00            0.00            0.00            0.00   27,277,429.55
September 2004......            0.00            0.00            0.00            0.00            0.00   26,061,022.05
October 2004........            0.00            0.00            0.00            0.00            0.00   24,850,488.51
November 2004.......            0.00            0.00            0.00            0.00            0.00   23,645,798.14
December 2004.......            0.00            0.00            0.00            0.00            0.00   22,446,920.28
January 2005........            0.00            0.00            0.00            0.00            0.00   21,253,824.46
February 2005.......            0.00            0.00            0.00            0.00            0.00   20,066,480.33
March 2005..........            0.00            0.00            0.00            0.00            0.00   18,884,857.73
April 2005..........            0.00            0.00            0.00            0.00            0.00   17,708,926.63
May 2005............            0.00            0.00            0.00            0.00            0.00   16,538,657.17


                       PA Class        PB Class        PC Class        PD Class        PE Class        PG Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- ---------------
June 2005........... $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $ 15,374,019.62
July 2005...........            0.00            0.00            0.00            0.00            0.00   14,214,984.43
August 2005.........            0.00            0.00            0.00            0.00            0.00   13,061,522.18
September 2005......            0.00            0.00            0.00            0.00            0.00   11,913,603.61
October 2005........            0.00            0.00            0.00            0.00            0.00   10,771,199.61
November 2005.......            0.00            0.00            0.00            0.00            0.00    9,634,281.22
December 2005.......            0.00            0.00            0.00            0.00            0.00    8,502,819.61
January 2006........            0.00            0.00            0.00            0.00            0.00    7,376,786.13
February 2006.......            0.00            0.00            0.00            0.00            0.00    6,256,152.24
March 2006..........            0.00            0.00            0.00            0.00            0.00    5,144,237.02
April 2006..........            0.00            0.00            0.00            0.00            0.00    4,049,748.31
May 2006............            0.00            0.00            0.00            0.00            0.00    2,972,419.22
June 2006...........            0.00            0.00            0.00            0.00            0.00    1,911,986.89
July 2006...........            0.00            0.00            0.00            0.00            0.00      868,192.44
August 2006 and
  thereafter........            0.00            0.00            0.00            0.00            0.00            0.00


                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
Initial Balance..... $ 16,475,000.00 $ 25,005,000.00 $ 20,000,000.00 $ 58,170,600.00 $ 10,265,400.00
July 1997...........   16,475,000.00   25,005,000.00   20,000,000.00   57,961,320.35   10,228,468.30
August 1997.........   16,475,000.00   25,005,000.00   20,000,000.00   57,729,136.60   10,187,494.69
September 1997......   16,475,000.00   25,005,000.00   20,000,000.00   57,473,551.64   10,142,391.47
October 1997........   16,475,000.00   25,005,000.00   20,000,000.00   57,194,666.65   10,093,176.47
November 1997.......   16,475,000.00   25,005,000.00   20,000,000.00   56,892,613.01   10,039,872.88
December 1997.......   16,475,000.00   25,005,000.00   20,000,000.00   56,567,552.30    9,982,509.23
January 1998........   16,475,000.00   25,005,000.00   20,000,000.00   56,219,676.14    9,921,119.32
February 1998.......   16,475,000.00   25,005,000.00   20,000,000.00   55,849,206.09    9,855,742.25
March 1998..........   16,475,000.00   25,005,000.00   20,000,000.00   55,456,393.40    9,786,422.36
April 1998..........   16,475,000.00   25,005,000.00   20,000,000.00   55,041,518.81    9,713,209.20
May 1998............   16,475,000.00   25,005,000.00   20,000,000.00   54,604,892.20    9,636,157.45
June 1998...........   16,475,000.00   25,005,000.00   20,000,000.00   54,146,852.26    9,555,326.87
July 1998...........   16,475,000.00   25,005,000.00   20,000,000.00   53,667,766.08    9,470,782.25
August 1998.........   16,475,000.00   25,005,000.00   20,000,000.00   53,168,028.67    9,382,593.29
September 1998......   16,475,000.00   25,005,000.00   20,000,000.00   52,648,062.49    9,290,834.56
October 1998........   16,475,000.00   25,005,000.00   20,000,000.00   52,108,316.88    9,195,585.33
November 1998.......   16,475,000.00   25,005,000.00   20,000,000.00   51,549,267.42    9,096,929.54
December 1998.......   16,475,000.00   25,005,000.00   20,000,000.00   50,971,415.34    8,994,955.65
January 1999........   16,475,000.00   25,005,000.00   20,000,000.00   50,375,286.77    8,889,756.49
February 1999.......   16,475,000.00   25,005,000.00   20,000,000.00   49,761,432.02    8,781,429.18
March 1999..........   16,475,000.00   25,005,000.00   20,000,000.00   49,130,424.80    8,670,074.97
April 1999..........   16,475,000.00   25,005,000.00   20,000,000.00   48,482,861.37    8,555,799.07
May 1999............   16,475,000.00   25,005,000.00   20,000,000.00   47,819,359.66    8,438,710.53
June 1999...........   16,475,000.00   25,005,000.00   20,000,000.00   47,140,558.38    8,318,922.07
July 1999...........   16,475,000.00   25,005,000.00   20,000,000.00   46,447,116.07    8,196,549.89
August 1999.........   16,475,000.00   25,005,000.00   20,000,000.00   45,739,710.10    8,071,713.55
September 1999......   16,475,000.00   25,005,000.00   20,000,000.00   45,019,035.64    7,944,535.70
October 1999........   16,475,000.00   25,005,000.00   20,000,000.00   44,306,698.13    7,818,829.08
November 1999.......   16,475,000.00   25,005,000.00   20,000,000.00   43,602,592.69    7,694,575.18
December 1999.......   16,475,000.00   25,005,000.00   20,000,000.00   42,906,615.27    7,571,755.64
January 2000........   16,475,000.00   25,005,000.00   20,000,000.00   42,218,662.73    7,450,352.25
February 2000.......   16,475,000.00   25,005,000.00   20,000,000.00   41,538,632.74    7,330,346.95
March 2000..........   16,475,000.00   25,005,000.00   20,000,000.00   40,866,423.86    7,211,721.86
April 2000..........   16,475,000.00   25,005,000.00   20,000,000.00   40,201,935.44    7,094,459.20
May 2000............   16,475,000.00   25,005,000.00   20,000,000.00   39,545,067.70    6,978,541.36
June 2000...........   16,475,000.00   25,005,000.00   20,000,000.00   38,895,721.66    6,863,950.88
July 2000...........   16,475,000.00   25,005,000.00   20,000,000.00   38,253,799.17    6,750,670.44
August 2000.........   16,475,000.00   25,005,000.00   20,000,000.00   37,619,202.85    6,638,682.86
September 2000......   16,475,000.00   25,005,000.00   20,000,000.00   36,991,836.16    6,527,971.09
October 2000........   16,475,000.00   25,005,000.00   20,000,000.00   36,371,603.33    6,418,518.23
November 2000.......   16,475,000.00   25,005,000.00   20,000,000.00   35,758,409.35    6,310,307.53
December 2000.......   16,475,000.00   25,005,000.00   20,000,000.00   35,152,160.02    6,203,322.36
January 2001........   16,475,000.00   25,005,000.00   20,000,000.00   34,552,761.88    6,097,546.21
February 2001.......   16,475,000.00   25,005,000.00   20,000,000.00   33,960,122.24    5,992,962.75
March 2001..........   16,475,000.00   25,005,000.00   20,000,000.00   33,374,149.14    5,889,555.73
April 2001..........   16,475,000.00   25,005,000.00   20,000,000.00   32,794,751.40    5,787,309.07
May 2001............   16,475,000.00   25,005,000.00   20,000,000.00   32,221,838.53    5,686,206.80

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2001........... $ 16,475,000.00 $ 25,005,000.00 $ 20,000,000.00 $ 31,655,320.80 $  5,586,233.08
July 2001...........   16,475,000.00   25,005,000.00   20,000,000.00   31,095,109.19    5,487,372.21
August 2001.........   16,475,000.00   25,005,000.00   20,000,000.00   30,541,115.38    5,389,608.60
September 2001......   16,475,000.00   25,005,000.00   20,000,000.00   29,993,251.76    5,292,926.78
October 2001........   16,475,000.00   25,005,000.00   20,000,000.00   29,451,431.44    5,197,311.43
November 2001.......   16,475,000.00   25,005,000.00   20,000,000.00   28,915,568.19    5,102,747.33
December 2001.......   16,475,000.00   25,005,000.00   20,000,000.00   28,385,576.48    5,009,219.38
January 2002........   16,475,000.00   25,005,000.00   20,000,000.00   27,861,371.45    4,916,712.61
February 2002.......   16,475,000.00   25,005,000.00   20,000,000.00   27,342,868.91    4,825,212.16
March 2002..........   16,475,000.00   25,005,000.00   20,000,000.00   26,829,985.33    4,734,703.29
April 2002..........   16,475,000.00   25,005,000.00   20,000,000.00   26,322,637.85    4,645,171.38
May 2002............   16,475,000.00   25,005,000.00   20,000,000.00   25,820,744.23    4,556,601.92
June 2002...........   16,475,000.00   25,005,000.00   20,000,000.00   25,324,222.90    4,468,980.51
July 2002...........   16,475,000.00   25,005,000.00   20,000,000.00   24,832,992.90    4,382,292.86
August 2002.........   16,475,000.00   25,005,000.00   20,000,000.00   24,346,973.92    4,296,524.81
September 2002......   16,475,000.00   25,005,000.00   20,000,000.00   23,866,086.25    4,211,662.28
October 2002........   16,475,000.00   25,005,000.00   20,000,000.00   23,390,250.82    4,127,691.32
November 2002.......   16,475,000.00   25,005,000.00   20,000,000.00   22,919,389.15    4,044,598.08
December 2002.......   16,475,000.00   25,005,000.00   20,000,000.00   22,453,423.35    3,962,368.83
January 2003........   16,475,000.00   25,005,000.00   20,000,000.00   21,992,276.16    3,880,989.91
February 2003.......   16,475,000.00   25,005,000.00   20,000,000.00   21,535,870.87    3,800,447.80
March 2003..........   16,475,000.00   25,005,000.00   20,000,000.00   21,084,131.39    3,720,729.07
April 2003..........   16,475,000.00   25,005,000.00   20,000,000.00   20,636,982.17    3,641,820.38
May 2003............   16,475,000.00   25,005,000.00   20,000,000.00   20,194,348.26    3,563,708.52
June 2003...........   16,475,000.00   25,005,000.00   20,000,000.00   19,756,155.24    3,486,380.34
July 2003...........   16,475,000.00   25,005,000.00   20,000,000.00   19,322,329.29    3,409,822.82
August 2003.........   16,475,000.00   25,005,000.00   20,000,000.00   18,892,797.10    3,334,023.02
September 2003......   16,475,000.00   25,005,000.00   20,000,000.00   18,467,485.93    3,258,968.11
October 2003........   16,475,000.00   25,005,000.00   20,000,000.00   18,046,323.58    3,184,645.34
November 2003.......   16,475,000.00   25,005,000.00   20,000,000.00   17,629,238.35    3,111,042.06
December 2003.......   16,475,000.00   25,005,000.00   20,000,000.00   17,216,159.12    3,038,145.73
January 2004........   16,475,000.00   25,005,000.00   20,000,000.00   16,807,015.24    2,965,943.87
February 2004.......   16,475,000.00   25,005,000.00   20,000,000.00   16,401,736.60    2,894,424.11
March 2004..........   16,475,000.00   25,005,000.00   20,000,000.00   16,000,253.62    2,823,574.17
April 2004..........   16,475,000.00   25,005,000.00   20,000,000.00   15,602,497.17    2,753,381.85
May 2004............   16,475,000.00   25,005,000.00   20,000,000.00   15,208,398.67    2,683,835.06
June 2004...........   16,475,000.00   25,005,000.00   20,000,000.00   14,817,889.99    2,614,921.76
July 2004...........   16,475,000.00   25,005,000.00   20,000,000.00   14,430,903.53    2,546,630.03
August 2004.........   16,475,000.00   25,005,000.00   20,000,000.00   14,047,372.13    2,478,948.02
September 2004......   16,475,000.00   25,005,000.00   20,000,000.00   13,667,229.13    2,411,863.96
October 2004........   16,475,000.00   25,005,000.00   20,000,000.00   13,290,408.34    2,345,366.18
November 2004.......   16,475,000.00   25,005,000.00   20,000,000.00   12,916,844.01    2,279,443.06
December 2004.......   16,475,000.00   25,005,000.00   20,000,000.00   12,546,470.88    2,214,083.10
January 2005........   16,475,000.00   25,005,000.00   20,000,000.00   12,179,224.12    2,149,274.84
February 2005.......   16,475,000.00   25,005,000.00   20,000,000.00   11,815,039.36    2,085,006.95
March 2005..........   16,475,000.00   25,005,000.00   20,000,000.00   11,453,852.67    2,021,268.12
April 2005..........   16,475,000.00   25,005,000.00   20,000,000.00   11,095,600.55    1,958,047.16
May 2005............   16,475,000.00   25,005,000.00   20,000,000.00   10,740,219.96    1,895,332.93


                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2005........... $ 16,475,000.00 $ 25,005,000.00 $ 20,000,000.00 $ 10,387,648.25 $  1,833,114.40
July 2005...........   16,475,000.00   25,005,000.00   20,000,000.00   10,037,823.21    1,771,380.57
August 2005.........   16,475,000.00   25,005,000.00   20,000,000.00    9,690,683.04    1,710,120.54
September 2005......   16,475,000.00   25,005,000.00   20,000,000.00    9,346,166.36    1,649,323.48
October 2005........   16,475,000.00   25,005,000.00   20,000,000.00    9,004,212.20    1,588,978.62
November 2005.......   16,475,000.00   25,005,000.00   20,000,000.00    8,664,759.97    1,529,075.29
December 2005.......   16,475,000.00   25,005,000.00   20,000,000.00    8,327,749.50    1,469,602.85
January 2006........   16,475,000.00   25,005,000.00   20,000,000.00    7,993,121.00    1,410,550.77
February 2006.......   16,475,000.00   25,005,000.00   20,000,000.00    7,660,815.07    1,351,908.54
March 2006..........   16,475,000.00   25,005,000.00   20,000,000.00    7,328,262.10    1,293,222.72
April 2006..........   16,475,000.00   25,005,000.00   20,000,000.00    6,988,851.38    1,233,326.71
May 2006............   16,475,000.00   25,005,000.00   20,000,000.00    6,642,703.76    1,172,241.84
June 2006...........   16,475,000.00   25,005,000.00   20,000,000.00    6,289,937.51    1,109,988.97
July 2006...........   16,475,000.00   25,005,000.00   20,000,000.00    5,930,668.40    1,046,588.54
August 2006.........   16,315,780.92   25,005,000.00   20,000,000.00    5,565,009.71      982,060.54
September 2006......   15,304,501.22   25,005,000.00   20,000,000.00    5,193,072.31      916,424.52
October 2006........   14,309,106.04   25,005,000.00   20,000,000.00    4,814,964.65      849,699.64
November 2006.......   13,329,351.81   25,005,000.00   20,000,000.00    4,430,792.83      781,904.62
December 2006.......   12,364,998.68   25,005,000.00   20,000,000.00    4,040,660.63      713,057.76
January 2007........   11,415,810.40   25,005,000.00   20,000,000.00    3,644,669.54      643,176.98
February 2007.......   10,481,554.32   25,005,000.00   20,000,000.00    3,242,918.80      572,279.79
March 2007..........    9,562,001.29   25,005,000.00   20,000,000.00    2,835,505.43      500,383.31
April 2007..........    8,656,925.66   25,005,000.00   20,000,000.00    2,422,524.29      427,504.29
May 2007............    7,766,105.17   25,005,000.00   20,000,000.00    2,004,068.05      353,659.07
June 2007...........    6,889,320.94   25,005,000.00   20,000,000.00    1,580,227.33      278,863.65
July 2007...........    6,026,357.42   25,005,000.00   20,000,000.00    1,151,090.61      203,133.64
August 2007.........    5,177,002.31   25,005,000.00   20,000,000.00      716,744.37      126,484.30
September 2007......    4,341,046.52   25,005,000.00   20,000,000.00      277,273.05       48,930.54
October 2007........    3,518,284.16   25,005,000.00   20,000,000.00            0.00            0.00
November 2007.......    2,708,512.41   25,005,000.00   20,000,000.00            0.00            0.00
December 2007.......    1,911,531.59   25,005,000.00   20,000,000.00            0.00            0.00
January 2008........    1,127,144.99   25,005,000.00   20,000,000.00            0.00            0.00
February 2008.......      355,158.91   25,005,000.00   20,000,000.00            0.00            0.00
March 2008..........            0.00   24,600,382.59   20,000,000.00            0.00            0.00
April 2008..........            0.00   23,852,628.16   20,000,000.00            0.00            0.00
May 2008............            0.00   23,116,710.59   20,000,000.00            0.00            0.00
June 2008...........            0.00   22,392,447.66   20,000,000.00            0.00            0.00
July 2008...........            0.00   21,679,659.93   20,000,000.00            0.00            0.00
August 2008.........            0.00   20,978,170.67   20,000,000.00            0.00            0.00
September 2008......            0.00   20,287,805.83   20,000,000.00            0.00            0.00
October 2008........            0.00   19,608,394.01   20,000,000.00            0.00            0.00
November 2008.......            0.00   18,939,766.40   20,000,000.00            0.00            0.00
December 2008.......            0.00   18,281,756.76   20,000,000.00            0.00            0.00
January 2009........            0.00   17,634,201.39   20,000,000.00            0.00            0.00
February 2009.......            0.00   16,996,939.04   20,000,000.00            0.00            0.00
March 2009..........            0.00   16,369,810.95   20,000,000.00            0.00            0.00
April 2009..........            0.00   15,752,660.74   20,000,000.00            0.00            0.00
May 2009............            0.00   15,145,334.41   20,000,000.00            0.00            0.00


                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2009........... $          0.00 $ 14,547,680.32 $ 20,000,000.00 $          0.00 $          0.00
July 2009...........            0.00   13,959,549.11   20,000,000.00            0.00            0.00
August 2009.........            0.00   13,380,793.70   20,000,000.00            0.00            0.00
September 2009......            0.00   12,811,269.26   20,000,000.00            0.00            0.00
October 2009........            0.00   12,250,833.14   20,000,000.00            0.00            0.00
November 2009.......            0.00   11,699,344.86   20,000,000.00            0.00            0.00
December 2009.......            0.00   11,156,666.08   20,000,000.00            0.00            0.00
January 2010........            0.00   10,622,660.58   20,000,000.00            0.00            0.00
February 2010.......            0.00   10,097,194.20   20,000,000.00            0.00            0.00
March 2010..........            0.00    9,580,134.80   20,000,000.00            0.00            0.00
April 2010..........            0.00    9,071,352.28   20,000,000.00            0.00            0.00
May 2010............            0.00    8,570,718.50   20,000,000.00            0.00            0.00
June 2010...........            0.00    8,078,107.30   20,000,000.00            0.00            0.00
July 2010...........            0.00    7,593,394.39   20,000,000.00            0.00            0.00
August 2010.........            0.00    7,116,457.42   20,000,000.00            0.00            0.00
September 2010......            0.00    6,647,175.88   20,000,000.00            0.00            0.00
October 2010........            0.00    6,185,431.10   20,000,000.00            0.00            0.00
November 2010.......            0.00    5,731,106.21   20,000,000.00            0.00            0.00
December 2010.......            0.00    5,284,086.13   20,000,000.00            0.00            0.00
January 2011........            0.00    4,844,257.52   20,000,000.00            0.00            0.00
February 2011.......            0.00    4,411,508.78   20,000,000.00            0.00            0.00
March 2011..........            0.00    3,985,730.02   20,000,000.00            0.00            0.00
April 2011..........            0.00    3,566,812.98   20,000,000.00            0.00            0.00
May 2011............            0.00    3,154,651.11   20,000,000.00            0.00            0.00
June 2011...........            0.00    2,749,139.44   20,000,000.00            0.00            0.00
July 2011...........            0.00    2,350,174.61   20,000,000.00            0.00            0.00
August 2011.........            0.00    1,957,654.86   20,000,000.00            0.00            0.00
September 2011......            0.00    1,571,479.95   20,000,000.00            0.00            0.00
October 2011........            0.00    1,191,551.18   20,000,000.00            0.00            0.00
November 2011.......            0.00      817,771.37   20,000,000.00            0.00            0.00
December 2011.......            0.00      450,044.80   20,000,000.00            0.00            0.00
January 2012........            0.00       88,277.23   20,000,000.00            0.00            0.00
February 2012.......            0.00            0.00   19,732,375.84            0.00            0.00
March 2012..........            0.00            0.00   19,382,249.25            0.00            0.00
April 2012..........            0.00            0.00   19,037,807.45            0.00            0.00
May 2012............            0.00            0.00   18,698,961.83            0.00            0.00
June 2012...........            0.00            0.00   18,365,625.10            0.00            0.00
July 2012...........            0.00            0.00   18,037,711.35            0.00            0.00
August 2012.........            0.00            0.00   17,715,135.94            0.00            0.00
September 2012......            0.00            0.00   17,397,815.55            0.00            0.00
October 2012........            0.00            0.00   17,085,668.11            0.00            0.00
November 2012.......            0.00            0.00   16,778,612.82            0.00            0.00
December 2012.......            0.00            0.00   16,476,570.13            0.00            0.00
January 2013........            0.00            0.00   16,179,461.67            0.00            0.00
February 2013.......            0.00            0.00   15,887,210.30            0.00            0.00
March 2013..........            0.00            0.00   15,599,740.04            0.00            0.00
April 2013..........            0.00            0.00   15,316,976.08            0.00            0.00
May 2013............            0.00            0.00   15,038,844.77            0.00            0.00

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2013........... $          0.00 $          0.00 $ 14,765,273.56 $          0.00 $          0.00
July 2013...........            0.00            0.00   14,496,191.02            0.00            0.00
August 2013.........            0.00            0.00   14,231,526.83            0.00            0.00
September 2013......            0.00            0.00   13,971,211.73            0.00            0.00
October 2013........            0.00            0.00   13,715,177.52            0.00            0.00
November 2013.......            0.00            0.00   13,463,357.05            0.00            0.00
December 2013.......            0.00            0.00   13,215,684.20            0.00            0.00
January 2014........            0.00            0.00   12,972,093.86            0.00            0.00
February 2014.......            0.00            0.00   12,732,521.93            0.00            0.00
March 2014..........            0.00            0.00   12,496,905.26            0.00            0.00
April 2014..........            0.00            0.00   12,265,181.72            0.00            0.00
May 2014............            0.00            0.00   12,037,290.08            0.00            0.00
June 2014...........            0.00            0.00   11,813,170.08            0.00            0.00
July 2014...........            0.00            0.00   11,592,762.38            0.00            0.00
August 2014.........            0.00            0.00   11,376,008.55            0.00            0.00
September 2014......            0.00            0.00   11,162,851.06            0.00            0.00
October 2014........            0.00            0.00   10,953,233.24            0.00            0.00
November 2014.......            0.00            0.00   10,747,099.32            0.00            0.00
December 2014.......            0.00            0.00   10,544,394.38            0.00            0.00
January 2015........            0.00            0.00   10,345,064.33            0.00            0.00
February 2015.......            0.00            0.00   10,149,055.92            0.00            0.00
March 2015..........            0.00            0.00    9,956,316.72            0.00            0.00
April 2015..........            0.00            0.00    9,766,795.11            0.00            0.00
May 2015............            0.00            0.00    9,580,440.25            0.00            0.00
June 2015...........            0.00            0.00    9,397,202.09            0.00            0.00
July 2015...........            0.00            0.00    9,217,031.36            0.00            0.00
August 2015.........            0.00            0.00    9,039,879.53            0.00            0.00
September 2015......            0.00            0.00    8,865,698.82            0.00            0.00
October 2015........            0.00            0.00    8,694,442.19            0.00            0.00
November 2015.......            0.00            0.00    8,526,063.33            0.00            0.00
December 2015.......            0.00            0.00    8,360,516.64            0.00            0.00
January 2016........            0.00            0.00    8,197,757.21            0.00            0.00
February 2016.......            0.00            0.00    8,037,740.83            0.00            0.00
March 2016..........            0.00            0.00    7,880,423.98            0.00            0.00
April 2016..........            0.00            0.00    7,725,763.81            0.00            0.00
May 2016............            0.00            0.00    7,573,718.11            0.00            0.00
June 2016...........            0.00            0.00    7,424,245.33            0.00            0.00
July 2016...........            0.00            0.00    7,277,304.59            0.00            0.00
August 2016.........            0.00            0.00    7,132,855.59            0.00            0.00
September 2016......            0.00            0.00    6,990,858.69            0.00            0.00
October 2016........            0.00            0.00    6,851,274.86            0.00            0.00
November 2016.......            0.00            0.00    6,714,065.64            0.00            0.00
December 2016.......            0.00            0.00    6,579,193.21            0.00            0.00
January 2017........            0.00            0.00    6,446,620.29            0.00            0.00
February 2017.......            0.00            0.00    6,316,310.21            0.00            0.00
March 2017..........            0.00            0.00    6,188,226.85            0.00            0.00
April 2017..........            0.00            0.00    6,062,334.64            0.00            0.00
May 2017............            0.00            0.00    5,938,598.60            0.00            0.00

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2017........... $          0.00 $          0.00 $  5,816,984.23 $          0.00 $          0.00
July 2017...........            0.00            0.00    5,697,457.62            0.00            0.00
August 2017.........            0.00            0.00    5,579,985.35            0.00            0.00
September 2017......            0.00            0.00    5,464,534.53            0.00            0.00
October 2017........            0.00            0.00    5,351,072.78            0.00            0.00
November 2017.......            0.00            0.00    5,239,568.21            0.00            0.00
December 2017.......            0.00            0.00    5,129,989.45            0.00            0.00
January 2018........            0.00            0.00    5,022,305.58            0.00            0.00
February 2018.......            0.00            0.00    4,916,486.20            0.00            0.00
March 2018..........            0.00            0.00    4,812,501.34            0.00            0.00
April 2018..........            0.00            0.00    4,710,321.52            0.00            0.00
May 2018............            0.00            0.00    4,609,917.72            0.00            0.00
June 2018...........            0.00            0.00    4,511,261.35            0.00            0.00
July 2018...........            0.00            0.00    4,414,324.28            0.00            0.00
August 2018.........            0.00            0.00    4,319,078.82            0.00            0.00
September 2018......            0.00            0.00    4,225,497.69            0.00            0.00
October 2018........            0.00            0.00    4,133,554.05            0.00            0.00
November 2018.......            0.00            0.00    4,043,221.48            0.00            0.00
December 2018.......            0.00            0.00    3,954,473.96            0.00            0.00
January 2019........            0.00            0.00    3,867,285.87            0.00            0.00
February 2019.......            0.00            0.00    3,781,632.01            0.00            0.00
March 2019..........            0.00            0.00    3,697,487.55            0.00            0.00
April 2019..........            0.00            0.00    3,614,828.07            0.00            0.00
May 2019............            0.00            0.00    3,533,629.49            0.00            0.00
June 2019...........            0.00            0.00    3,453,868.15            0.00            0.00
July 2019...........            0.00            0.00    3,375,520.74            0.00            0.00
August 2019.........            0.00            0.00    3,298,564.30            0.00            0.00
September 2019......            0.00            0.00    3,222,976.25            0.00            0.00
October 2019........            0.00            0.00    3,148,734.34            0.00            0.00
November 2019.......            0.00            0.00    3,075,816.69            0.00            0.00
December 2019.......            0.00            0.00    3,004,201.75            0.00            0.00
January 2020........            0.00            0.00    2,933,868.31            0.00            0.00
February 2020.......            0.00            0.00    2,864,795.48            0.00            0.00
March 2020..........            0.00            0.00    2,796,962.70            0.00            0.00
April 2020..........            0.00            0.00    2,730,349.75            0.00            0.00
May 2020............            0.00            0.00    2,664,936.70            0.00            0.00
June 2020...........            0.00            0.00    2,600,703.95            0.00            0.00
July 2020...........            0.00            0.00    2,537,632.19            0.00            0.00
August 2020.........            0.00            0.00    2,475,702.44            0.00            0.00
September 2020......            0.00            0.00    2,414,895.97            0.00            0.00
October 2020........            0.00            0.00    2,355,194.40            0.00            0.00
November 2020.......            0.00            0.00    2,296,579.59            0.00            0.00
December 2020.......            0.00            0.00    2,239,033.72            0.00            0.00
January 2021........            0.00            0.00    2,182,539.21            0.00            0.00
February 2021.......            0.00            0.00    2,127,078.81            0.00            0.00
March 2021..........            0.00            0.00    2,072,635.48            0.00            0.00
April 2021..........            0.00            0.00    2,019,192.49            0.00            0.00
May 2021............            0.00            0.00    1,966,733.36            0.00            0.00

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2021........... $          0.00 $          0.00 $  1,915,241.86 $          0.00 $          0.00
July 2021...........            0.00            0.00    1,864,702.03            0.00            0.00
August 2021.........            0.00            0.00    1,815,098.16            0.00            0.00
September 2021......            0.00            0.00    1,766,414.76            0.00            0.00
October 2021........            0.00            0.00    1,718,636.62            0.00            0.00
November 2021.......            0.00            0.00    1,671,748.75            0.00            0.00
December 2021.......            0.00            0.00    1,625,736.40            0.00            0.00
January 2022........            0.00            0.00    1,580,585.04            0.00            0.00
February 2022.......            0.00            0.00    1,536,280.39            0.00            0.00
March 2022..........            0.00            0.00    1,492,808.39            0.00            0.00
April 2022..........            0.00            0.00    1,450,155.19            0.00            0.00
May 2022............            0.00            0.00    1,408,307.16            0.00            0.00
June 2022...........            0.00            0.00    1,367,250.90            0.00            0.00
July 2022...........            0.00            0.00    1,326,973.21            0.00            0.00
August 2022.........            0.00            0.00    1,287,461.09            0.00            0.00
September 2022......            0.00            0.00    1,248,701.77            0.00            0.00
October 2022........            0.00            0.00    1,210,682.66            0.00            0.00
November 2022.......            0.00            0.00    1,173,391.37            0.00            0.00
December 2022.......            0.00            0.00    1,136,815.71            0.00            0.00
January 2023........            0.00            0.00    1,100,943.70            0.00            0.00
February 2023.......            0.00            0.00    1,065,763.53            0.00            0.00
March 2023..........            0.00            0.00    1,031,263.58            0.00            0.00
April 2023..........            0.00            0.00      997,432.40            0.00            0.00
May 2023............            0.00            0.00      964,258.76            0.00            0.00
June 2023...........            0.00            0.00      931,731.58            0.00            0.00
July 2023...........            0.00            0.00      899,839.95            0.00            0.00
August 2023.........            0.00            0.00      868,573.15            0.00            0.00
September 2023......            0.00            0.00      837,920.63            0.00            0.00
October 2023........            0.00            0.00      807,871.99            0.00            0.00
November 2023.......            0.00            0.00      778,417.01            0.00            0.00
December 2023.......            0.00            0.00      749,545.64            0.00            0.00
January 2024........            0.00            0.00      721,247.97            0.00            0.00
February 2024.......            0.00            0.00      693,514.27            0.00            0.00
March 2024..........            0.00            0.00      666,334.93            0.00            0.00
April 2024..........            0.00            0.00      639,700.53            0.00            0.00
May 2024............            0.00            0.00      613,601.78            0.00            0.00
June 2024...........            0.00            0.00      588,029.56            0.00            0.00
July 2024...........            0.00            0.00      562,974.85            0.00            0.00
August 2024.........            0.00            0.00      538,428.82            0.00            0.00
September 2024......            0.00            0.00      514,382.77            0.00            0.00
October 2024........            0.00            0.00      490,828.12            0.00            0.00
November 2024.......            0.00            0.00      467,756.45            0.00            0.00
December 2024.......            0.00            0.00      445,159.46            0.00            0.00
January 2025........            0.00            0.00      423,028.99            0.00            0.00
February 2025.......            0.00            0.00      401,357.01            0.00            0.00
March 2025..........            0.00            0.00      380,135.61            0.00            0.00
April 2025..........            0.00            0.00      359,357.02            0.00            0.00
May 2025............            0.00            0.00      339,013.58            0.00            0.00

                       PH Class        PJ Class        PK Class         F Class         P Class
    Distribution        Planned         Planned         Planned        Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- ---------------
June 2025........... $          0.00 $          0.00 $    319,097.78 $          0.00 $          0.00
July 2025...........            0.00            0.00      299,602.19            0.00            0.00
August 2025.........            0.00            0.00      280,519.54            0.00            0.00
September 2025......            0.00            0.00      261,842.65            0.00            0.00
October 2025........            0.00            0.00      243,564.47            0.00            0.00
November 2025.......            0.00            0.00      225,678.05            0.00            0.00
December 2025.......            0.00            0.00      208,176.56            0.00            0.00
January 2026........            0.00            0.00      191,053.28            0.00            0.00
February 2026.......            0.00            0.00      174,301.60            0.00            0.00
March 2026..........            0.00            0.00      157,915.01            0.00            0.00
April 2026..........            0.00            0.00      141,887.11            0.00            0.00
May 2026............            0.00            0.00      126,211.61            0.00            0.00
June 2026...........            0.00            0.00      110,882.31            0.00            0.00
July 2026...........            0.00            0.00       95,893.12            0.00            0.00
August 2026.........            0.00            0.00       81,238.03            0.00            0.00
September 2026......            0.00            0.00       66,911.15            0.00            0.00
October 2026........            0.00            0.00       52,906.67            0.00            0.00
November 2026.......            0.00            0.00       39,218.89            0.00            0.00
December 2026.......            0.00            0.00       25,842.19            0.00            0.00
January 2027........            0.00            0.00       12,771.04            0.00            0.00
February 2027 and
  thereafter........            0.00            0.00            0.00            0.00            0.00

Yield Tables

     General. The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of applicable Classes to various constant percentages of PSA and, where specified, to changes in the applicable Index. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered. There can be no assurance that the pre-tax yields on the Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of the Certificates will be as assumed. In addition, there can be no assurance that the applicable Index will correspond to the levels shown herein. Furthermore, because some of the Mortgage Loans will likely have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal distributions on the Certificates are likely to differ from those assumed, even if all Mortgage Loans prepay at the indicated constant percentages of PSA. Moreover, it is not likely that the Mortgage Loans will prepay at a constant PSA rate until maturity, that all of such Mortgage Loans will prepay at the same rate or that the level of the applicable Index will remain constant.

     The Principal Only Classes. The Principal Only Classes will not bear interest. As indicated in the tables below, a low rate of principal payments (including prepayments) on the Mortgage Loans underlying the related Underlying REMIC Certificates or the Trust MBS, as applicable, will have a negative effect on the yields to investors in the Principal Only Classes.

     The information set forth in the following tables was prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the Principal Only Classes (expressed in each case as a percentage of original principal balance) are as follows:

                                     Class                                   Price
        ----------------------------------------------------------------   ---------
        A ..............................................................   86.56250%
        B ..............................................................   59.81250%
        E ..............................................................   41.50000%
        P ..............................................................   69.62500%
        PO..............................................................   59.90625%
        J  .............................................................   69.81250%
        L ..............................................................   38.00000%
        N ..............................................................   35.81250%

           Sensitivity of the Principal Only Classes to Prepayments
                         (Pre-Tax Yields to Maturity)

                                               PSA Prepayment Assumption
                                           ----------------------------------
                 Class                     50%      100%     300%       500%
----------------------------------------   ----     ----     -----     ------
A ......................................   1.0%     7.2%     65.8%     138.9%

                                                   PSA Prepayment Assumption
                                           ------------------------------------------
                 Class                     50%      100%     150%     300%      500%
----------------------------------------   ----     ----     ----     -----     -----
B ......................................   5.8%     6.1%     6.7%     11.8%     44.7%
E ......................................   4.1%     4.8%     6.0%     20.0%     90.4%

                                                   PSA Prepayment Assumption
                                           ------------------------------------------
                 Class                     50%      100%     160%     275%      500%
----------------------------------------   ----     ----     ----     -----     -----
P ......................................   3.4%     3.8%     8.2%     10.9%     21.2%
PO......................................   2.1%     2.6%     5.1%     18.8%     37.3%

                                                   PSA Prepayment Assumption
                                           ------------------------------------------
                 Class                     50%      100%     250%     400%      600%
----------------------------------------   ----     ----     ----     -----     -----
J  .....................................   3.3%     4.2%     7.6%     11.9%     18.9%

                                                   PSA Prepayment Assumption
                                           ------------------------------------------
                 Class                     50%      100%     150%     300%      500%
----------------------------------------   ----     ----     ----     -----     -----
L ......................................   4.3%     4.9%     5.9%     14.5%     73.1%
N ......................................   4.6%     5.1%     5.9%     25.5%     84.0%

     The Interest Only Classes. The yields to investors in the Interest Only Classes will be very sensitive to the rate of principal payments (including prepayments) of the Mortgage Loans underlying the related Underlying REMIC Certificates or the Trust MBS, as applicable. The yields to investors in the Inverse Floating Rate Classes will also be sensitive to the level of the applicable Index. The Mortgage Loans generally can be prepaid at any time. In addition, the rate of principal payments (including prepayments) of the Mortgage Loans is likely to vary, and may vary considerably, from Pool to Pool. As indicated in the tables below, it is possible that, under certain Index and prepayment scenarios, investors in the Inverse Floating Rate Classes would not fully recoup their initial investments. On the basis of the assumptions described below, the yield to maturity on the PI and PL Classes would be 0% if prepayments of the Mortgage Loans underlying the Trust MBS were to occur at constant rates of approximately 461% PSA and 472% PSA, respectively. If the actual prepayment rates of such Mortgage Loans were to exceed either of the applicable levels for as little as one month while equaling such level for the remaining months, the investors in the PI and PL Classes, as applicable, would not fully recoup their initial investments.

     Changes in an Index may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of such Index.

     The information set forth in the following tables was prepared on the basis of the Pricing Assumptions and the assumptions that (i) the interest rates applicable to the Inverse Floating Rate Classes for the initial Interest Accrual Period are the actual and assumed rates appearing in the table under "Distributions of Interest--Floating Rate and Inverse Floating Rate Classes" herein and for each Interest Accrual Period subsequent to the initial Interest Accrual Period will be based on the indicated level of the applicable Index and (ii) the aggregate purchase prices of the Interest Only Classes (expressed in each case as a percentage of original principal balance) are as follows:

                                    Class                                  Price*
        --------------------------------------------------------------   ----------
        SA ...........................................................    9.187500%
        SB ...........................................................    7.937500%
        SC ...........................................................   11.187500%
        SD ...........................................................    2.125000%
        SE ...........................................................    4.125000%
        SG ...........................................................    6.828125%
        SH ...........................................................    4.062500%
        PL ...........................................................   49.625000%
        PI ...........................................................   16.937500%
        SJ ...........................................................    9.187500%
        SK ...........................................................    4.718750%
        SL ...........................................................    7.750000%
        SM ...........................................................   13.437500%
        SN ...........................................................    7.875000%
        SO ...........................................................   15.187500%

        -----------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

             Sensitivity of the SA Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)
                                            PSA Prepayment Assumption
                                      -------------------------------------
               LIBOR                   50%        100%       300%     500%
-----------------------------------   ------     -------     -----    -----
3.75%..............................   168.4%      113.7%       *        *
5.75%..............................    90.2%       39.7%       *        *
7.75%..............................    21.6%     (39.2)%       *        *
8.50%..............................        *           *         *        *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

             Sensitivity of the SB Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                     PSA Prepayment Assumption
                                      -------------------------------------------------------
               COFI                     50%        100%        150%        300%        500%
-----------------------------------   -------     -------     -------     -------     -------
2.822%.............................     55.8%       55.4%       54.8%       42.6%     (33.7)%
4.822%.............................     24.9%       24.1%       22.8%        9.3%     (71.1)%
6.822%.............................   (26.5)%     (28.3)%     (30.9)%     (43.8)%           *
7.000% and above...................         *           *           *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

             Sensitivity of the SC Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                   PSA Prepayment Assumption
                                      ----------------------------------------------------
               COFI                    50%        100%       150%       300%        500%
-----------------------------------   ------     ------     ------     -------     -------
7.00% and below....................    13.5%      12.5%      10.9%      (2.9)%     (85.3)%
8.00%..............................   (1.6)%     (3.0)%     (5.0)%     (18.8)%           *
9.15%..............................        *          *          *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

                                     S-34

             Sensitivity of the SD Class to Prepayments and COFI
                         (Pre-Tax Yields to Maturity)

                                                   PSA Prepayment Assumption
                                      ---------------------------------------------------
               COFI                    50%       100%       150%       300%        500%
-----------------------------------   -----     ------     ------     -------     -------
7.00% and below....................   19.6%      18.8%      17.3%        3.6%     (77.6)%
7.25%..............................    1.3%     (0.0)%     (2.0)%     (15.8)%           *
7.50%..............................       *          *          *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

             Sensitivity of the SE Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)
                                                 PSA Prepayment Assumption
                                      ------------------------------------------------
               LIBOR                   50%      100%      150%       300%       500%
-----------------------------------   -----     -----     -----     ------     -------
7.0% and below.....................   19.8%     19.4%     18.4%       3.9%     (88.7)%
7.4%...............................    8.2%      7.3%      5.5%     (8.3)%           *
7.8%...............................       *         *         *          *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

             Sensitivity of the SG Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                   PSA Prepayment Assumption
                                      ---------------------------------------------------
               LIBOR                   50%      100%       160%        275%        500%
-----------------------------------   -----     -----     -------     -------     -------
3.6875%............................   76.4%     76.4%       64.8%       60.6%       25.6%
5.6875%............................   40.8%     40.7%       27.5%       19.9%     (24.5)%
7.6875%............................    4.7%      3.4%     (14.1)%     (28.8)%     (89.1)%
8.5000%............................       *         *           *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

             Sensitivity of the SH Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                  PSA Prepayment Assumption
                                      --------------------------------------------------
               LIBOR                   50%      100%       160%       275%        500%
-----------------------------------   -----     -----     ------     -------     -------
8.5% and below.....................   23.9%     23.5%       8.8%      (1.5)%     (52.3)%
9.0%...............................    8.6%      7.5%     (9.3)%     (22.9)%     (81.2)%
9.6%...............................       *         *          *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

                  Sensitivity of the PL Class to Prepayments

                                               PSA Prepayment Assumption
                                      -------------------------------------------
                                       50%      100%     160%     275%      500%
                                      -----     ----     ----     ----     ------
Pre-Tax Yields to Maturity.........   12.4%     8.8%     8.8%     8.8%     (1.4)%

                  Sensitivity of the PI Class to Prepayments


                                               PSA Prepayment Assumption
                                      -------------------------------------------
                                       50%      100%     160%     275%      500%
                                      -----     ----     ----     ----     ------
Pre-Tax Yields to Maturity.........   24.3%     7.9%     7.9%     7.9%     (2.8)%

                                     S-35

             Sensitivity of the SJ Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                  PSA Prepayment Assumption
                                      --------------------------------------------------
               LIBOR                   50%      100%       250%       400%        600%
-----------------------------------   -----     -----     ------     -------     -------
3.71875%...........................   61.5%     58.5%      47.1%       34.1%       14.6%
5.71875%...........................   35.1%     31.9%      20.9%        8.4%     (10.5)%
7.71875%...........................    8.1%      4.8%     (6.3)%     (19.3)%     (39.2)%
9.00000% and above.................       *         *          *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

             Sensitivity of the SK Class to Prepayments and LIBOR
                         (Pre-Tax Yields to Maturity)

                                                  PSA Prepayment Assumption
                                      --------------------------------------------------
               LIBOR                   50%      100%       250%       400%        600%
-----------------------------------   -----     -----     ------     -------     -------
 9.0% and below....................   22.5%     19.2%       8.3%      (4.2)%     (23.3)%
 9.6%..............................    6.2%      2.9%     (8.2)%     (21.3)%     (41.4)%
10.2%..............................       *         *          *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

    Sensitivity of the SL Class to Prepayments and 10-Year Treasury Index
                         (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                      -----------------------------------------------
      10-Year Treasury Index           50%      100%      150%      300%       500%
-----------------------------------   -----     -----     -----     -----     -------
4.73%..............................   44.7%     44.7%     44.6%     38.3%     (29.2)%
6.73%..............................   16.2%     15.9%     15.1%      5.8%     (76.2)%
8.10%..............................       *         *         *         *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

    Sensitivity of the SM Class to Prepayments and 10-Year Treasury Index
                         (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                      ------------------------------------------------
      10-Year Treasury Index           50%      100%      150%       300%       500%
-----------------------------------   -----     -----     -----     ------     -------
8.0% and below.....................   13.7%     13.2%     12.3%       2.7%     (81.4)%
9.0%...............................    3.9%      3.0%      1.5%     (8.8)%           *
9.9%...............................       *         *         *          *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

    Sensitivity of the SN Class to Prepayments and 10-Year Treasury Index
                         (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                      ----------------------------------------------
      10-Year Treasury Index           50%      100%      150%      300%       500%
-----------------------------------   -----     -----     -----     -----     ------
4.73%..............................   43.9%     43.9%     43.9%     28.5%      12.1%
6.73%..............................   15.9%     15.7%     15.2%      2.0%     (9.0)%
8.00%..............................       *         *         *         *          *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

                                     S-36

    Sensitivity of the SO Class to Prepayments and 10-Year Treasury Index
                         (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                      ------------------------------------------------
      10-Year Treasury Index           50%      100%      150%       300%       500%
-----------------------------------   -----     -----     -----     ------     -------
8.00% and below....................   13.7%     13.4%     12.7%     (0.1)%     (11.0)%
9.00%..............................    5.2%      4.6%      3.5%     (8.0)%     (19.1)%
10.15%.............................       *         *         *          *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the Settlement Date to the second such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a). For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates-- Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the related Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including the timing of changes in such rate of principal payments, the priority sequence of distributions of principal of the Group 4 Classes and, in the case of all Classes other than the Group 4 Classes, the priority sequences of distributions of principal for the related Underlying REMIC Trusts. The weighted average lives of the Group 4 Classes will also depend on the distribution of principal of certain Classes in accordance with the Principal Balance Schedules. In particular, if the amount distributable as principal of the Group 4 Classes on any Distribution Date exceeds the amount required to reduce certain Group 4 Classes to their scheduled balances as set forth in the Principal Balance Schedules, such excess principal will be distributed on certain remaining Group 4 Classes on such Distribution Date. Conversely, if the principal distributable on any Distribution Date is less than the amount so required to reduce such Classes to their scheduled balances, no principal will be distributed on certain remaining Group 4 Classes on such Distribution Date. Accordingly, the rate of principal payments on the Mortgage Loans underlying the Trust MBS is expected to have a greater effect on the weighted average lives of the Support Classes and, under certain prepayment scenarios, the TAC Classes than on the weighted average lives of the PAC Classes. See "Distributions of Principal" herein and "Description of the Certificates--Distributions of Principal" in the Underlying REMIC Disclosure Documents.

     The effect of the foregoing factors may differ as to various Classes and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their respective original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

Decrement Tables

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each of the dates shown at various constant PSA levels and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions, except that with respect to the information set forth for each such Class under 0% PSA it has been assumed that the underlying Mortgage Loans have the original and remaining terms to maturity and bear interest at the per annum rates specified below:

Mortgage Loans relating to
  Underlying REMIC Trusts       Original       Remaining
       and Trust MBS              Terms          Terms       Interest     Related
      specified below          to Maturity    to Maturity     Rates        Groups
---------------------------    -----------    -----------    --------     --------
1996-6                          360 months     347 months       7.0%      Group 1
1993-107                        180 months     132 months       9.0%      Group 2
1994-15                         360 months     320 months       9.5%      Group 3
Trust MBS                       360 months     360 months      10.0%      Group 4
1991-G40-S                      360 months     293 months      (1)        Group 5
1994-43-S                       360 months     320 months       9.5%      Group 6
1993-102-SB                     360 months     312 months       9.5%      Group 7

     -------------------------
     (1) It has been assumed that the Mortgage Loans underlying the related GNMA Certificates issued under the GNMA I program and GNMA II program bear interest at the per annum rates of 10.0% and 11.0%, respectively.

     It is not likely that (i) all of the underlying Mortgage Loans will have the interest rates, WALAs or CAGEs or remaining terms to maturity assumed or
(ii) the underlying Mortgage Loans will prepay at a constant PSA level. In addition, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA levels, even if the distributions of the weighted average remaining terms to maturity and the weighted average WALAs or CAGEs of the Mortgage Loans are identical to the distributions of the remaining terms to maturity and WALAs or CAGEs specified in the Pricing Assumptions.

              Percent of Original Principal Balances Outstanding

                            A and SA+ Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    50%    100%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
June 1998...........    100    100     73      0      0
June 1999...........    100    100     49      0      0
June 2000...........    100    100     28      0      0
June 2001...........    100    100     11      0      0
June 2002...........    100    100      0      0      0
June 2003...........    100    100      0      0      0
June 2004...........    100    100      0      0      0
June 2005...........    100    100      0      0      0
June 2006...........    100    100      0      0      0
June 2007...........    100    100      0      0      0
June 2008...........    100    100      0      0      0
June 2009...........    100    100      0      0      0
June 2010...........    100    100      0      0      0
June 2011...........    100     94      0      0      0
June 2012...........    100     52      0      0      0
June 2013...........    100      6      0      0      0
June 2014...........    100      0      0      0      0
June 2015...........    100      0      0      0      0
June 2016...........    100      0      0      0      0
June 2017...........    100      0      0      0      0
June 2018...........    100      0      0      0      0
June 2019...........     45      0      0      0      0
June 2020...........      0      0      0      0      0
June 2021...........      0      0      0      0      0
June 2022...........      0      0      0      0      0
June 2023...........      0      0      0      0      0
June 2024...........      0      0      0      0      0
June 2025...........      0      0      0      0      0
June 2026...........      0      0      0      0      0
June 2027...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   22.0   15.0    2.1    0.3    0.1

                       B, SB+, SC+ and SD+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   150%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100     60
June 1999...........   100    100    100     83     18
June 2000...........   100    100    100     70      2
June 2001...........   100    100    100     59      0
June 2002...........   100    100    100     44      0
June 2003...........   100    100     88     31      0
June 2004...........   100     89     67     21      0
June 2005...........   100     64     46     13      0
June 2006...........   100     38     26      6      0
June 2007...........    54     11      8      1      0
June 2008...........     0      0      0      0      0
June 2009...........     0      0      0      0      0
June 2010...........     0      0      0      0      0
June 2011...........     0      0      0      0      0
June 2012...........     0      0      0      0      0
June 2013...........     0      0      0      0      0
June 2014...........     0      0      0      0      0
June 2015...........     0      0      0      0      0
June 2016...........     0      0      0      0      0
June 2017...........     0      0      0      0      0
June 2018...........     0      0      0      0      0
June 2019...........     0      0      0      0      0
June 2020...........     0      0      0      0      0
June 2021...........     0      0      0      0      0
June 2022...........     0      0      0      0      0
June 2023...........     0      0      0      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  10.1    8.6    7.9    4.8    1.4

                            E and SE+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   150%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100     99     59
June 1999...........   100    100    100     79     19
June 2000...........   100    100    100     66      0
June 2001...........   100    100    100     57      0
June 2002...........   100    100    100     48      0
June 2003...........   100    100    100     40      0
June 2004...........   100    100    100     34      0
June 2005...........   100    100    100     28      0
June 2006...........   100    100     97     23      0
June 2007...........   100    100     88     19      0
June 2008...........   100    100     80     16      0
June 2009...........   100    100     71     13      0
June 2010...........   100    100     63     10      0
June 2011...........   100     92     56      8      0
June 2012...........   100     82     49      7      0
June 2013...........   100     73     42      5      0
June 2014...........   100     64     36      4      0
June 2015...........   100     56     30      3      0
June 2016...........   100     47     25      2      0
June 2017...........   100     40     20      2      0
June 2018...........   100     32     16      1      0
June 2019...........   100     25     12      1      0
June 2020...........   100     18      8      1      0
June 2021...........    82     11      5      *      0
June 2022...........    54      5      2      *      0
June 2023...........    22      *      *      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  25.1   19.0   15.6    6.2    1.3

                                 PA Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........    91     54     54     54     54
June 1999...........    80      0      0      0      0
June 2000...........    69      0      0      0      0
June 2001...........    56      0      0      0      0
June 2002...........    42      0      0      0      0
June 2003...........    26      0      0      0      0
June 2004...........     9      0      0      0      0
June 2005...........     0      0      0      0      0
June 2006...........     0      0      0      0      0
June 2007...........     0      0      0      0      0
June 2008...........     0      0      0      0      0
June 2009...........     0      0      0      0      0
June 2010...........     0      0      0      0      0
June 2011...........     0      0      0      0      0
June 2012...........     0      0      0      0      0
June 2013...........     0      0      0      0      0
June 2014...........     0      0      0      0      0
June 2015...........     0      0      0      0      0
June 2016...........     0      0      0      0      0
June 2017...........     0      0      0      0      0
June 2018...........     0      0      0      0      0
June 2019...........     0      0      0      0      0
June 2020...........     0      0      0      0      0
June 2021...........     0      0      0      0      0
June 2022...........     0      0      0      0      0
June 2023...........     0      0      0      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....   4.2    1.0    1.0    1.0    1.0

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                     S-38

                                 PB Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
June 1998...........    100    100    100    100    100
June 1999...........    100     79     79     79     79
June 2000...........    100      6      6      6      0
June 2001...........    100      0      0      0      0
June 2002...........    100      0      0      0      0
June 2003...........    100      0      0      0      0
June 2004...........    100      0      0      0      0
June 2005...........     93      0      0      0      0
June 2006...........     79      0      0      0      0
June 2007...........     64      0      0      0      0
June 2008...........     47      0      0      0      0
June 2009...........     28      0      0      0      0
June 2010...........      7      0      0      0      0
June 2011...........      0      0      0      0      0
June 2012...........      0      0      0      0      0
June 2013...........      0      0      0      0      0
June 2014...........      0      0      0      0      0
June 2015...........      0      0      0      0      0
June 2016...........      0      0      0      0      0
June 2017...........      0      0      0      0      0
June 2018...........      0      0      0      0      0
June 2019...........      0      0      0      0      0
June 2020...........      0      0      0      0      0
June 2021...........      0      0      0      0      0
June 2022...........      0      0      0      0      0
June 2023...........      0      0      0      0      0
June 2024...........      0      0      0      0      0
June 2025...........      0      0      0      0      0
June 2026...........      0      0      0      0      0
June 2027...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   10.7    2.4    2.4    2.4    2.4

                                 PC Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100    100
June 1999...........   100    100    100    100    100
June 2000...........   100    100    100    100      2
June 2001...........   100      0      0      0      0
June 2002...........   100      0      0      0      0
June 2003...........   100      0      0      0      0
June 2004...........   100      0      0      0      0
June 2005...........   100      0      0      0      0
June 2006...........   100      0      0      0      0
June 2007...........   100      0      0      0      0
June 2008...........   100      0      0      0      0
June 2009...........   100      0      0      0      0
June 2010...........   100      0      0      0      0
June 2011...........    62      0      0      0      0
June 2012...........     1      0      0      0      0
June 2013...........     0      0      0      0      0
June 2014...........     0      0      0      0      0
June 2015...........     0      0      0      0      0
June 2016...........     0      0      0      0      0
June 2017...........     0      0      0      0      0
June 2018...........     0      0      0      0      0
June 2019...........     0      0      0      0      0
June 2020...........     0      0      0      0      0
June 2021...........     0      0      0      0      0
June 2022...........     0      0      0      0      0
June 2023...........     0      0      0      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  14.2    3.4    3.4    3.4    2.9

                                 PD Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100    100
June 1999...........   100    100    100    100    100
June 2000...........   100    100    100    100    100
June 2001...........   100     78     78     78      0
June 2002...........   100      7      7      7      0
June 2003...........   100      0      0      0      0
June 2004...........   100      0      0      0      0
June 2005...........   100      0      0      0      0
June 2006...........   100      0      0      0      0
June 2007...........   100      0      0      0      0
June 2008...........   100      0      0      0      0
June 2009...........   100      0      0      0      0
June 2010...........   100      0      0      0      0
June 2011...........   100      0      0      0      0
June 2012...........   100      0      0      0      0
June 2013...........    70      0      0      0      0
June 2014...........    36      0      0      0      0
June 2015...........     0      0      0      0      0
June 2016...........     0      0      0      0      0
June 2017...........     0      0      0      0      0
June 2018...........     0      0      0      0      0
June 2019...........     0      0      0      0      0
June 2020...........     0      0      0      0      0
June 2021...........     0      0      0      0      0
June 2022...........     0      0      0      0      0
June 2023...........     0      0      0      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  16.6    4.4    4.4    4.4    3.3

                                 PE Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100    100
June 1999...........   100    100    100    100    100
June 2000...........   100    100    100    100    100
June 2001...........   100    100    100    100     20
June 2002...........   100    100    100    100      0
June 2003...........   100     43     43     43      0
June 2004...........   100      0      0      0      0
June 2005...........   100      0      0      0      0
June 2006...........   100      0      0      0      0
June 2007...........   100      0      0      0      0
June 2008...........   100      0      0      0      0
June 2009...........   100      0      0      0      0
June 2010...........   100      0      0      0      0
June 2011...........   100      0      0      0      0
June 2012...........   100      0      0      0      0
June 2013...........   100      0      0      0      0
June 2014...........   100      0      0      0      0
June 2015...........    99      0      0      0      0
June 2016...........    59      0      0      0      0
June 2017...........    15      0      0      0      0
June 2018...........     0      0      0      0      0
June 2019...........     0      0      0      0      0
June 2020...........     0      0      0      0      0
June 2021...........     0      0      0      0      0
June 2022...........     0      0      0      0      0
June 2023...........     0      0      0      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  19.2    5.9    5.9    5.9    3.8

                                 PG Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
June 1998...........    100    100    100    100    100
June 1999...........    100    100    100    100    100
June 2000...........    100    100    100    100    100
June 2001...........    100    100    100    100    100
June 2002...........    100    100    100    100     24
June 2003...........    100    100    100    100      0
June 2004...........    100     87     87     87      0
June 2005...........    100     45     45     45      0
June 2006...........    100      6      6      6      0
June 2007...........    100      0      0      0      0
June 2008...........    100      0      0      0      0
June 2009...........    100      0      0      0      0
June 2010...........    100      0      0      0      0
June 2011...........    100      0      0      0      0
June 2012...........    100      0      0      0      0
June 2013...........    100      0      0      0      0
June 2014...........    100      0      0      0      0
June 2015...........    100      0      0      0      0
June 2016...........    100      0      0      0      0
June 2017...........    100      0      0      0      0
June 2018...........     75      0      0      0      0
June 2019...........     36      0      0      0      0
June 2020...........      0      0      0      0      0
June 2021...........      0      0      0      0      0
June 2022...........      0      0      0      0      0
June 2023...........      0      0      0      0      0
June 2024...........      0      0      0      0      0
June 2025...........      0      0      0      0      0
June 2026...........      0      0      0      0      0
June 2027...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   21.6    7.9    7.9    7.9    4.7

                                 PH Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100    100
June 1999...........   100    100    100    100    100
June 2000...........   100    100    100    100    100
June 2001...........   100    100    100    100    100
June 2002...........   100    100    100    100    100
June 2003...........   100    100    100    100     18
June 2004...........   100    100    100    100      0
June 2005...........   100    100    100    100      0
June 2006...........   100    100    100    100      0
June 2007...........   100     42     42     42      0
June 2008...........   100      0      0      0      0
June 2009...........   100      0      0      0      0
June 2010...........   100      0      0      0      0
June 2011...........   100      0      0      0      0
June 2012...........   100      0      0      0      0
June 2013...........   100      0      0      0      0
June 2014...........   100      0      0      0      0
June 2015...........   100      0      0      0      0
June 2016...........   100      0      0      0      0
June 2017...........   100      0      0      0      0
June 2018...........   100      0      0      0      0
June 2019...........   100      0      0      0      0
June 2020...........    84      0      0      0      0
June 2021...........     0      0      0      0      0
June 2022...........     0      0      0      0      0
June 2023...........     0      0      0      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  23.4    9.9    9.9    9.9    5.7

                                 PJ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100    100
June 1999...........   100    100    100    100    100
June 2000...........   100    100    100    100    100
June 2001...........   100    100    100    100    100
June 2002...........   100    100    100    100    100
June 2003...........   100    100    100    100    100
June 2004...........   100    100    100    100     53
June 2005...........   100    100    100    100     11
June 2006...........   100    100    100    100      0
June 2007...........   100    100    100    100      0
June 2008...........   100     90     90     90      0
June 2009...........   100     58     58     58      0
June 2010...........   100     32     32     32      0
June 2011...........   100     11     11     11      0
June 2012...........   100      0      0      0      0
June 2013...........   100      0      0      0      0
June 2014...........   100      0      0      0      0
June 2015...........   100      0      0      0      0
June 2016...........   100      0      0      0      0
June 2017...........   100      0      0      0      0
June 2018...........   100      0      0      0      0
June 2019...........   100      0      0      0      0
June 2020...........   100      0      0      0      0
June 2021...........    89      0      0      0      0
June 2022...........    17      0      0      0      0
June 2023...........     0      0      0      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  24.6   12.4   12.4   12.4    7.1

                                 PK Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100    100
June 1999...........   100    100    100    100    100
June 2000...........   100    100    100    100    100
June 2001...........   100    100    100    100    100
June 2002...........   100    100    100    100    100
June 2003...........   100    100    100    100    100
June 2004...........   100    100    100    100    100
June 2005...........   100    100    100    100    100
June 2006...........   100    100    100    100     78
June 2007...........   100    100    100    100     54
June 2008...........   100    100    100    100     37
June 2009...........   100    100    100    100     25
June 2010...........   100    100    100    100     17
June 2011...........   100    100    100    100     12
June 2012...........   100     92     92     92      8
June 2013...........   100     74     74     74      5
June 2014...........   100     59     59     59      4
June 2015...........   100     47     47     47      2
June 2016...........   100     37     37     37      2
June 2017...........   100     29     29     29      1
June 2018...........   100     23     23     23      1
June 2019...........   100     17     17     17      *
June 2020...........   100     13     13     13      *
June 2021...........   100     10     10     10      *
June 2022...........   100      7      7      7      *
June 2023...........    20      5      5      5      *
June 2024...........     3      3      3      3      *
June 2025...........     2      2      2      2      *
June 2026...........     1      1      1      1      *
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  25.8   18.7   18.7   18.7   11.0

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

                                     S-39

                        F, SG+, SH+ and P Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
June 1998...........     97     97     93     93     93
June 1999...........     95     95     81     81     41
June 2000...........     92     92     67     59      0
June 2001...........     88     88     54     37      0
June 2002...........     85     85     44     21      0
June 2003...........     81     81     34     10      0
June 2004...........     77     77     25      4      0
June 2005...........     72     72     18      1      0
June 2006...........     67     67     11      0      0
June 2007...........     62     60      3      0      0
June 2008...........     56     51      0      0      0
June 2009...........     50     40      0      0      0
June 2010...........     43     27      0      0      0
June 2011...........     35     13      0      0      0
June 2012...........     27      0      0      0      0
June 2013...........     18      0      0      0      0
June 2014...........      8      0      0      0      0
June 2015...........      0      0      0      0      0
June 2016...........      0      0      0      0      0
June 2017...........      0      0      0      0      0
June 2018...........      0      0      0      0      0
June 2019...........      0      0      0      0      0
June 2020...........      0      0      0      0      0
June 2021...........      0      0      0      0      0
June 2022...........      0      0      0      0      0
June 2023...........      0      0      0      0      0
June 2024...........      0      0      0      0      0
June 2025...........      0      0      0      0      0
June 2026...........      0      0      0      0      0
June 2027...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   11.0   10.0    4.8    3.6    1.8

                                 PO Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100     97     90     77
June 1999...........   100    100     89     69     32
June 2000...........   100    100     81     46      0
June 2001...........   100    100     74     29      0
June 2002...........   100    100     68     16      0
June 2003...........   100    100     63      8      0
June 2004...........   100    100     60      3      0
June 2005...........   100    100     58      *      0
June 2006...........   100    100     56      0      0
June 2007...........   100     99     54      0      0
June 2008...........   100     96     51      0      0
June 2009...........   100     92     48      0      0
June 2010...........   100     88     45      0      0
June 2011...........   100     83     41      0      0
June 2012...........   100     78     37      0      0
June 2013...........   100     72     34      0      0
June 2014...........   100     67     30      0      0
June 2015...........   100     61     27      0      0
June 2016...........   100     55     24      0      0
June 2017...........   100     49     20      0      0
June 2018...........   100     44     18      0      0
June 2019...........   100     38     15      0      0
June 2020...........   100     33     12      0      0
June 2021...........   100     27     10      0      0
June 2022...........   100     22      8      0      0
June 2023...........   100     17      6      0      0
June 2024...........    81     12      4      0      0
June 2025...........    57      7      2      0      0
June 2026...........    30      3      1      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  28.2   20.0   11.8    3.1    1.6

                                PL+ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100    100
June 1999...........   100    100    100    100    100
June 2000...........   100    100    100    100    100
June 2001...........   100    100    100    100     87
June 2002...........   100    100    100    100     60
June 2003...........   100     92     92     92     41
June 2004...........   100     79     79     79     29
June 2005...........   100     66     66     66     20
June 2006...........   100     55     55     55     14
June 2007...........   100     45     45     45      9
June 2008...........   100     37     37     37      6
June 2009...........   100     30     30     30      4
June 2010...........   100     24     24     24      3
June 2011...........   100     20     20     20      2
June 2012...........   100     16     16     16      1
June 2013...........   100     13     13     13      1
June 2014...........   100     10     10     10      1
June 2015...........   100      8      8      8      *
June 2016...........    95      6      6      6      *
June 2017...........    86      5      5      5      *
June 2018...........    75      4      4      4      *
June 2019...........    64      3      3      3      *
June 2020...........    51      2      2      2      *
June 2021...........    37      2      2      2      *
June 2022...........    21      1      1      1      *
June 2023...........     3      1      1      1      *
June 2024...........     1      1      1      1      *
June 2025...........     *      *      *      *      *
June 2026...........     *      *      *      *      *
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  22.8   10.7   10.7   10.7    6.3

                                 Z Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   109    109    109     79     21
June 1999...........   118    118    118     29      0
June 2000...........   129    129    129      0      0
June 2001...........   140    140    140      0      0
June 2002...........   153    153    153      0      0
June 2003...........   166    166    166      0      0
June 2004...........   181    181    181      0      0
June 2005...........   197    197    197      0      0
June 2006...........   214    214    214      0      0
June 2007...........   233    233    233      0      0
June 2008...........   254    254    230      0      0
June 2009...........   276    276    216      0      0
June 2010...........   301    301    201      0      0
June 2011...........   327    327    185      0      0
June 2012...........   356    350    168      0      0
June 2013...........   388    326    152      0      0
June 2014...........   422    300    136      0      0
June 2015...........   449    274    121      0      0
June 2016...........   449    248    106      0      0
June 2017...........   449    222     92      0      0
June 2018...........   449    196     79      0      0
June 2019...........   449    171     67      0      0
June 2020...........   449    147     55      0      0
June 2021...........   449    123     45      0      0
June 2022...........   449     99     35      0      0
June 2023...........   449     77     26      0      0
June 2024...........   365     55     18      0      0
June 2025...........   256     34     11      0      0
June 2026...........   134     13      4      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  28.2   22.0   18.7    1.6    0.7

                                PI+ Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   160%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
June 1998...........     97     84     84     84     84
June 1999...........     93     60     60     60     60
June 2000...........     89     41     41     41     29
June 2001...........     85     23     23     23      0
June 2002...........     80      6      6      6      0
June 2003...........     74      0      0      0      0
June 2004...........     68      0      0      0      0
June 2005...........     64      0      0      0      0
June 2006...........     60      0      0      0      0
June 2007...........     56      0      0      0      0
June 2008...........     52      0      0      0      0
June 2009...........     47      0      0      0      0
June 2010...........     41      0      0      0      0
June 2011...........     35      0      0      0      0
June 2012...........     29      0      0      0      0
June 2013...........     21      0      0      0      0
June 2014...........     13      0      0      0      0
June 2015...........      4      0      0      0      0
June 2016...........      0      0      0      0      0
June 2017...........      0      0      0      0      0
June 2018...........      0      0      0      0      0
June 2019...........      0      0      0      0      0
June 2020...........      0      0      0      0      0
June 2021...........      0      0      0      0      0
June 2022...........      0      0      0      0      0
June 2023...........      0      0      0      0      0
June 2024...........      0      0      0      0      0
June 2025...........      0      0      0      0      0
June 2026...........      0      0      0      0      0
June 2027...........      0      0      0      0      0
Weighted Average
 Life (years)**.....   10.6    2.6    2.6    2.6    2.2

                          J, SJ+ and SK+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   250%   400%   600%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100     92     82     69
June 1999...........   100     94     77     61     43
June 2000...........   100     86     64     45     26
June 2001...........   100     79     53     33     16
June 2002...........   100     72     43     24      9
June 2003...........   100     66     35     17      5
June 2004...........    99     60     29     12      2
June 2005...........    97     54     23      8      1
June 2006...........    94     48     18      5      0
June 2007...........    91     42     14      3      0
June 2008...........    88     37     11      2      0
June 2009...........    84     32      8      *      0
June 2010...........    80     27      5      0      0
June 2011...........    76     23      3      0      0
June 2012...........    71     18      2      0      0
June 2013...........    66     14      *      0      0
June 2014...........    60     10      0      0      0
June 2015...........    54      6      0      0      0
June 2016...........    47      2      0      0      0
June 2017...........    39      0      0      0      0
June 2018...........    30      0      0      0      0
June 2019...........    21      0      0      0      0
June 2020...........    10      0      0      0      0
June 2021...........     0      0      0      0      0
June 2022...........     0      0      0      0      0
June 2023...........     0      0      0      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  17.6    9.2    5.3    3.5    2.2

                          L, SL+ and SM+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   150%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100     78
June 1999...........   100    100    100    100     32
June 2000...........   100    100    100     88      6
June 2001...........   100    100    100     77      0
June 2002...........   100    100    100     69      0
June 2003...........   100    100    100     59      0
June 2004...........   100    100    100     50      0
June 2005...........   100    100    100     42      0
June 2006...........   100    100    100     36      0
June 2007...........   100    100    100     31      0
June 2008...........   100    100    100     26      0
June 2009...........   100    100     93     21      0
June 2010...........   100    100     82     17      0
June 2011...........   100    100     71     14      0
June 2012...........   100    100     62     11      0
June 2013...........   100     91     53      8      0
June 2014...........   100     79     45      6      0
June 2015...........   100     69     38      5      0
June 2016...........   100     58     31      4      0
June 2017...........   100     48     25      3      0
June 2018...........   100     39     20      2      0
June 2019...........   100     30     15      1      0
June 2020...........   100     21     10      1      0
June 2021...........   100     13      6      *      0
June 2022...........    66      6      2      *      0
June 2023...........    27      *      *      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  25.4   20.1   17.1    8.2    1.7

                          N, SN+ and SO+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   150%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
June 1998...........   100    100    100    100     52
June 1999...........   100    100    100     81     36
June 2000...........   100    100    100     59     33
June 2001...........   100    100    100     44     33
June 2002...........   100    100    100     35     33
June 2003...........   100    100    100     33     33
June 2004...........   100    100    100     33     33
June 2005...........   100    100    100     33     25
June 2006...........   100    100    100     33     17
June 2007...........   100    100    100     33     12
June 2008...........   100    100    100     33      8
June 2009...........   100    100    100     33      5
June 2010...........   100    100    100     28      4
June 2011...........   100    100     92     21      2
June 2012...........   100    100     78     16      2
June 2013...........   100    100     66     13      1
June 2014...........   100     96     55      9      1
June 2015...........   100     81     45      7      *
June 2016...........   100     68     37      5      *
June 2017...........   100     55     29      4      *
June 2018...........   100     42     21      2      *
June 2019...........   100     31     15      2      *
June 2020...........   100     20      9      1      *
June 2021...........    98      9      4      *      *
June 2022...........    51      1      *      *      *
June 2023...........     0      0      0      0      0
June 2024...........     0      0      0      0      0
June 2025...........     0      0      0      0      0
June 2026...........     0      0      0      0      0
June 2027...........     0      0      0      0      0
Weighted Average
 Life (years)**.....  25.0   20.6   18.1    7.1    3.9

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

Characteristics of the R and RL Classes

     The R and RL Classes will have no principal balances and will not bear interest. The Holder of the R Class will be entitled to receive the proceeds of the remaining assets of the Trust, if any, after the principal balances of all Classes have been reduced to zero, and the Holder of the RL Class will be entitled to receive the proceeds of the remaining assets of the Lower Tier REMIC, if any, after the principal balances of the Lower Tier Regular Interests have been reduced to zero. It is not anticipated that there will be any material assets remaining in either such circumstance.

     The R and RL Classes will be subject to certain transfer restrictions. No transfer of record or beneficial ownership of an R or RL Certificate will be allowed to a "disqualified organization." In addition, no transfer of record or beneficial ownership of an R or RL Certificate will be allowed to any person that is not a "U.S. Person" without the written consent of Fannie Mae. Under regulations issued by the Treasury Department on December 23, 1992 (the "Regulations"), a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The R and RL Classes will constitute noneconomic residual interests under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, Fannie Mae will be obligated to provide to such Holders (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the R Class or RL Class that may be required under the Code.

              CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion, when read in conjunction with the discussion of "Certain Federal Income Tax Consequences" in the REMIC Prospectus, describes the current federal income tax treatment of investors in the Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

REMIC Elections and Special Tax Attributes

     Elections will be made to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. Arnold & Porter, special tax counsel to Fannie Mae, will deliver its opinion to Fannie Mae that, assuming compliance with the Trust Agreement, the Lower Tier REMIC and the Trust will qualify as REMICs for federal income tax purposes. The Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests" and the RL Class will be designated as the "residual interest" in the Lower Tier REMIC.

     As a consequence of the qualification of the Lower Tier REMIC and the Trust as REMICs, the Certificates generally will be treated as "regular or residual interests in a REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. The Small Business Job Protection Act of 1996 repeals the bad debt reserve method of accounting for mutual savings banks and domestic building and loan associations for tax years beginning after December 31, 1995. As a result, section 593(d) of the Code is no longer applicable to treat the Certificates as "qualifying real property loans." See "Certain Federal Income Tax Consequences--Special Tax Attributes" in the REMIC Prospectus.

Taxation of Beneficial Owners of Regular Certificates

     The Notional Classes, the Principal Only Classes and the Accrual Class will be, and certain other Classes of Certificates may be, issued with original issue discount ("OID") for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount will be 100% PSA in the case of the Group 1 Classes, 150% PSA in the case of the Group 2, Group 3, Group 6 and Group 7 Classes, 160% PSA in the case of the Group 4 Classes and 250% PSA in the case of the Group 5 Classes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS or the GNMA Certificates will prepay at any of those rates or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus. In addition, certain Classes of Certificates may be treated as having been issued at a premium for federal income tax purposes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Certificates Purchased at a Premium" in the REMIC Prospectus.

Taxation of Beneficial Owners of Residual Certificates

     Under the Regulations, neither the R Class nor the RL Class will have significant value. Special rules regarding the treatment of "excess inclusions" by certain thrift institutions no longer apply because of the amendment of sections 593 and 860E of the Code by the Small Business Job Protection Act of 1996. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" in the REMIC Prospectus.

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about May 20, 1997. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus. The federal income tax consequences of any consideration paid to a transferee on the transfer of an R or RL Certificate are unclear; any transferee receiving such consideration should consult its own tax advisors.

     Fannie Mae intends to determine the accruals of OID on the Underlying REMIC Certificates using the same Prepayment Assumptions, as provided above, that will be used to determine the accruals of OID on the related Regular Certificates. The IRS, however, could take the position that the proper Prepayment Assumptions to be used with respect to the Underlying REMIC Certificates are the Prepayment Assumptions set forth in the related Underlying REMIC Disclosure Documents. See also "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Taxable Income or Net Loss of a REMIC Trust" in the REMIC Prospectus.

                             PLAN OF DISTRIBUTION

     General. The Dealer will receive the Certificates in exchange for the Underlying REMIC Certificates and the Trust MBS pursuant to a Fannie Mae commitment. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect such transactions to or through dealers.

     Increase in Certificates. Before the Settlement Date, Fannie Mae and the Dealer may agree to offer hereby Group 4 Certificates in addition to those contemplated as of the date hereof. In such event, the Trust MBS will be increased in principal balance, but it is expected that all such additional Trust MBS will have the same characteristics as described herein under "Description of the Certificates--The Trust MBS." The proportion that the original principal balance of each Group 4 Class bears to the aggregate original principal balance of all Group 4 Classes will remain the same. In addition, the dollar amounts reflected in the Principal Balance Schedules will be increased in pro rata amounts that correspond to the increase of the principal balances of the Group 4 Classes.

                                LEGAL MATTERS

     Certain legal matters will be passed upon for the Dealer by Cleary, Gottlieb, Steen and Hamilton.

                                                                     Exhibit A

                        Underlying REMIC Certificates

           Underlying              Date                                          Final
             REMIC                  of          CUSIP    Interest  Interest   Distribution
  Issuer     Trust     Class      Issue        Number      Rate    Type(1)        Date
---------------------  -----  --------------  ---------  --------  --------  --------------
GNMA       1996-6        S       May 1996     3837HONV1    (2)       INV        May 2020
Fannie Mae 1993-107      S      June 1993     31359AB81    (2)       INV       June 2008
Fannie Mae 1993-107     SA      June 1993     31359AB99    (2)       INV       June 2008
Fannie Mae 1994-15      SG    February 1994   31359GQA7    (2)       INV     February 2024
Fannie Mae 1991-G40      S    November 1991   31358KLA4    (2)       INV     November 2021
Fannie Mae 1994-43       S      March 1994    31359HBZ6    (2)       INV     February 2024
Fannie Mae 1993-102     SB      June 1993     31359AR76    (2)       INV       June 2023

                                                        Principal
                                                        Balance in
                          Original         June         Lower Tier    Approximate
                         Principal         1997           REMIC        Weighted
             Principal    Balance         Class        as of Issue      Average
  Issuer      Type(1)     of Class        Factor           Date           WAC
-----------  ---------  ------------  --------------  --------------  -----------
GNMA            SUP     $ 12,029,445      0.75736955  $  9,110,735        7.000%
Fannie Mae      SUP       10,346,471      0.95608689     7,648,695        7.029
Fannie Mae      SUP       18,353,529      0.95608689    14,255,341        7.029
Fannie Mae      SUP        4,225,000      0.97544201     4,121,242        7.493
Fannie Mae      SEQ        9,500,000      1.00000000     8,500,000       10.004
Fannie Mae      SUP       21,000,000      0.99446095    20,883,679        7.465
Fannie Mae    TAC/SUP     20,905,790      0.92735275    19,387,041        7.532

             Approximate  Approximate
              Weighted     Weighted
               Average      Average
               WAM or       CAGE or    Underlying
                WARM         WALA       Security   Class
  Issuer     (in months)  (in months)     Type     Group
-----------  -----------  -----------  ----------  -----
GNMA              314           41        GNMA      1
Fannie Mae        126           50        MBS       2
Fannie Mae        126           50        MBS       2
Fannie Mae        310           42        MBS       3
Fannie Mae        250          102        GNMA      5
Fannie Mae        309           43        MBS       6
Fannie Mae        299           50        MBS       7

---------------
(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.
(2) These Classes bear interest during their respective interest accrual periods, subject to the applicable maximum and minimum interest rates, as further described in the related Underlying REMIC Disclosure Documents.

------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement and the additional Disclosure Documents and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus Supplement and the aforementioned documents do not constitute an offer to sell or a solicitation of an offer to buy any of the Certificates offered hereby in any state to any person to whom it is unlawful to make such offer or solicitation in such state. The delivery of this Prospectus Supplement and the aforementioned documents at any time does not imply that the information contained herein or therein is correct as of any time subsequent to the date hereof or thereof.

                           ------------------------

                              TABLE OF CONTENTS

                                        Page
                                        -----
            Prospectus Supplement
Table of Contents.....................   S- 3
Reference Sheet.......................   S- 4
Additional Risk Factors...............   S- 8
Description of the Certificates.......   S- 9
Certain Additional Federal Income Tax
  Consequences........................   S-41
Plan of Distribution..................   S-42
Legal Matters.........................   S-43
Exhibit A.............................   A- 1

              REMIC Prospectus
Prospectus Supplement.................      2
Summary of Prospectus.................      3
Risk Factors..........................      8
Description of the Certificates.......     10
The Trust Agreement...................     23
Certain Federal Income Tax
  Consequences........................     25
Legal Investment Considerations.......     37
Legal Opinion.........................     37
ERISA Considerations..................     37
Glossary..............................     39


------------------------------------------------------
------------------------------------------------------

------------------------------------------------------
------------------------------------------------------

                                 $383,906,733

                               [FANNIE MAE LOGO]

                               Guaranteed REMIC
                          Pass-Through Certificates
                        Fannie Mae REMIC Trust 1997-44

                           ------------------------
                            PROSPECTUS SUPPLEMENT
                           ------------------------

                    NOMURA SECURITIES INTERNATIONAL, INC.

                              May 16, 1997

------------------------------------------------------
------------------------------------------------------

                                                                      Annex 2(i)


                             Prospectus Supplement
                              dated July 15, 1997
                                       to
                         Prospectus dated June 14, 1996
                                  relating to

                     Federal National Mortgage Association
                   Guaranteed Remic Pass-Through Certificates
                         Fannie Mae REMIC Trust 1997-57

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus Supplement
(To Prospectus dated June 14, 1996)


                                 $1,982,215,084

                               [FANNIE MAE LOGO]

                   Guaranteed REMIC Pass-Through Certificates
                         Fannie Mae REMIC Trust 1997-57

    The Guaranteed REMIC Pass-Through Certificates offered hereby (the "Certificates") will represent beneficial ownership interests in one of two trust funds. The Certificates, other than the RL Class, will represent beneficial ownership interests in Fannie Mae REMIC Trust 1997-57 (the "Trust"). The LL and MM Classes, having aggregate original principal balances of $7,000,000 and $22,000,000, respectively, are being offered by means of a separate Prospectus Supplement dated July 15, 1997 (the "Retail Class Supplement"). The assets of the Trust will consist of the "regular interests" in a separate trust fund (the "Lower Tier REMIC"). The assets of the Lower Tier REMIC will consist of (i) three groups of Fannie Mae Guaranteed Mortgage Pass-Through Certificates (the "Group 1 MBS," "Group 2 MBS" and "Group 3 MBS" and, together, the "Trust MBS") and (ii) certain previously issued REMIC certificates specified herein (the "Underlying REMIC Certificates") evidencing beneficial ownership interests in the related Fannie Mae REMIC Trusts (the "Underlying REMIC Trusts") as further described in Exhibit A hereto. The assets of the Underlying REMIC Trusts evidence direct beneficial ownership interests in certain Fannie Mae Guaranteed Mortgage Pass-Through Certificates (together with the Trust MBS, the "MBS"). Each MBS represents a beneficial ownership interest in a pool (each, a "Pool") of first lien, single-family, fixed-rate residential mortgage loans (the "Mortgage Loans") having the characteristics described herein. The Certificates will be issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

    Investors should not purchase the Certificates before reading this Prospectus Supplement and the additional Disclosure Documents listed at the bottom of page S-2.
                           ------------------------

     See "Additional Risk Factors" on page S-10 hereof and "Risk Factors" beginning on page 8 of the REMIC Prospectus attached hereto for a discussion of certain risks that should be considered in connection with an investment in the Certificates.
                                                  (Cover continued on next page)

                           ------------------------

    THE CERTIFICATES MAY NOT BE SUITABLE INVESTMENTS FOR ALL INVESTORS. NO INVESTOR SHOULD PURCHASE CERTIFICATES UNLESS SUCH INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD, LIQUIDITY AND OTHER RISKS ASSOCIATED WITH SUCH CERTIFICATES.

 THE CERTIFICATES, TOGETHER WITH ANY INTEREST THEREON, ARE NOT GUARANTEED BY
  THE UNITED STATES. THE OBLIGATIONS OF FANNIE MAE UNDER ITS GUARANTY OF THE CERTIFICATES ARE OBLIGATIONS SOLELY OF FANNIE MAE AND DO NOT CONSTITUTE AN
OBLIGATION OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OTHER
      THAN FANNIE MAE. THE CERTIFICATES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES"
          WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.

===============================================================================================
                    Original                                                       Final
                     Class           Principal  Interest  Interest   CUSIP      Distribution
  Class    Group    Balance           Type(1)     Rate    Type(1)    Number         Date
-----------------------------------------------------------------------------------------------
A ........    1   $    424,000          SEQ        (5)%     PO     31359 Q H L 1   October 2010
B ........    1     50,000,000          SEQ       7.25%    FIX     31359 Q H M 9   August 2025
C ........    1     54,601,600          SEQ       9.00     FIX     31359 Q H N 7   August 2025
D ........    1     16,701,800          SEQ       7.50     FIX     31359 Q H P 2  September 2027
G ........    1     41,222,600          SEQ       6.50     FIX     31359 Q H Q 0   August 2025
H ........    1     50,000,000          SEQ       7.00     FIX     31359 Q H R 8   August 2025
AJ .......    1     14,250,000          SEQ       7.50     FIX     31359 Q H S 6    April 2026
AK .......    1      2,120,000(3)       NTL       7.50    FIX/IO   31359 Q H T 4  February 2027
LL .......    1        (2)              SEQ        6.80    FIX     31359 Q H J 6  February 2027
MM........    1        (2)              SEQ        7.00    FIX     31359 Q H K 3  February 2027
PA .......    2     28,032,000          PAC        6.50    FIX     31359 Q H U 1  February 2011
PB .......    2     19,031,000          PAC        6.50    FIX     31359 Q H V 9   October 2014
PC .......    2     45,565,000          PAC        6.50    FIX     31359 Q H W 7    April 2020
PD .......    2     33,500,000          PAC        6.50    FIX     31359 Q H X 5  December 2022
PK .......    2     54,802,000          PAC        6.00    FIX     31359 Q H Y 3    April 2026
PG .......    2     11,510,000          PAC        6.50    FIX     31359 Q H Z 0   October 2026
PL .......    2     20,000,000          PAC        7.50    FIX     31359 Q J A 3  September 2027
PH .......    2      3,737,600(3)       NTL        7.50   FIX/IO   31359 Q J B 1  February 2011
PJ .......    2     25,574,533(3)       NTL        7.50   FIX/IO   31359 Q J C 9   October 2026
E  .......    2     81,000,000          SCH        7.00    FIX     31359 Q J D 7  September 2027
F  .......    2     27,000,000          SCH       (4)      FLT     31359 Q J E 5  September 2027
S  .......    2     27,000,000(3)       NTL       (4)     INV/IO   31359 Q J F 2  September 2027
Z  .......    2     13,770,000          SUP        7.50   FIX/Z    31359 Q J G 0  September 2022
ZA .......    2      5,004,000          SUP        7.50   FIX/Z    31359 Q J H 8  December 2023
ZB .......    2     13,896,000          SUP        7.50   FIX/Z    31359 Q J J 4  September 2027
AD .......    2     28,929,000          TAC        7.25    FIX     31359 Q J K 1    April 2025
FC .......    2      4,821,000          TAC       (4)      FLT     31359 Q J L 9    April 2025

===============================================================================================
                    Original                                                       Final
                     Class           Principal  Interest  Interest   CUSIP      Distribution
  Class    Group    Balance           Type(1)     Rate    Type(1)    Number         Date
------------------------------------------------------------------------------------------------
SC .......   2    $  4,821,000(3)       NTL      (4)      INV/IO   31359 Q J M 7    April 2025
AE .......   2       9,640,000          SUP       7.50%    FIX     31359 Q J N 5    July 2025
AG .......   2       1,000,000          SUP       7.50     FIX     31359 Q J P 0   August 2025
ZE .......   2       2,500,000          SUP       7.50    FIX/Z    31359 Q J Q 8  September 2027
PM .......   3     299,738,000          PAC       6.50     FIX     31359 Q J R 6   August 2020
PN .......   3     371,179,000          PAC       5.00     FIX     31359 Q J S 4  September 2027
PT .......   3      26,291,336(3)       NTL       8.00    FIX/IO   31359 Q J T 2    March 2024
AB .......   3      34,663,125(3)       NTL       8.00    FIX/IO   31359 Q J U 9   October 2018
PV .......   3     134,438,538(3)       NTL       8.00    FIX/IO   31359 Q J V 7  September 2027
J  .......   3     197,167,000          TAC       7.00     FIX     31359 Q J W 5  September 2027
FA .......   3     197,167,000          TAC      (4)       FLT     31359 Q J X 3  September 2027
SA .......   3     197,167,000(3)       NTL      (4)      INV/IO   31359 Q J Y 1  September 2027
FB .......   3     131,632,000          SUP      (4)       FLT     31359 Q J Z 8  September 2027
SB .......   3      16,454,000          SUP      (4)       INV     31359 Q K A 1  September 2027
ZC .......   3      28,000,000          SUP       8.00    FIX/Z    31359 Q K B 9  September 2023
ZD .......   3       5,000,000          SUP       8.00    FIX/Z    31359 Q K C 7   January 2024
ZG .......   3      28,663,000          SUP       8.00    FIX/Z    31359 Q K D 5  December 2025
ZJ .......   3       2,000,000          SUP       8.00    FIX/Z    31359 Q K E 3   October 2026
ZK .......   3       2,000,000          SUP       8.00    FIX/Z    31359 Q K F 0  September 2027
ZH .......   3      21,000,000          SUP       8.00    FIX/Z    31359 Q K G 8  September 2027
FD .......   4      38,160,000         SC/PT     (4)       FLT     31359 Q K H 6    July 2027
SD .......   4       3,816,000         SC/PT     (4)       INV     31359 Q K J 2    July 2027
SH .......   4       3,816,000         SC/PT     (4)       INV     31359 Q K K 9    July 2027
PO .......   5       9,223,084         SC/PT     (5)        PO     31359 Q K L 7    April 2024
SG .......   5      22,838,114(3)       NTL      (4)      INV/IO   31359 Q P G 3    April 2024
R  .......                   0          NPR          0     NPR     31359 Q P H 1  September 2027
RL .......                   0          NPR          0     NPR     31359 Q P J 7  September 2027

=================================================================================================

(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus and "Description of the Certificates--Distributions of Interest" and "--Distributions of Principal" herein.
(2) The LL and MM Classes with aggregate original principal balances of $7,000,000 and $22,000,000, respectively, are being offered by means of the Retail Class Supplement and are not offered hereby.
(3) The AK, PH, PJ, S, SC, PT, AB, PV, SA and SG Classes will be Notional Classes, will not have principal balances and will bear interest on their respective notional principal balances. The notional principal balances of the Notional Classes initially will be as set forth above and thereafter will be calculated as specified herein. See "Description of the Certificates--Distributions of Interest--Notional Classes" herein.
(4) These Classes will bear interest based on "LIBOR" as described under "Description of the Certificates--Distributions of Interest" herein and "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes" in the REMIC Prospectus.
(5) These Classes will be Principal Only Classes and will bear no interest.

    The Certificates will be offered by Lehman Brothers Inc. (the "Dealer") from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

    The Certificates will be offered by the Dealer, subject to issuance by Fannie Mae, to prior sale or to withdrawal or modification of the offer without notice, when, as and if delivered to and accepted by the Dealer, and subject to approval of certain legal matters by counsel. It is expected that the Certificates (other than the R and RL Classes) will be available through the book-entry system of the Federal Reserve Banks on or about August 29, 1997 (the "Settlement Date"). It is expected that the R and RL Classes in registered, certificated form will be available for delivery at the offices of the Dealer, Three World Financial Center, New York, New York 10285, on or about the Settlement Date.

                           ------------------------

                               LEHMAN BROTHERS
July 15, 1997

(Cover continued from previous page)

    The yields to investors in the Group 1, Group 2 and Group 3 Classes will be sensitive in varying degrees to, among other things, the rates of principal distributions on the Group 1 MBS, the Group 2 MBS and the Group 3 MBS, respectively, which in turn will be determined by the rates of principal payments of the related Mortgage Loans and the characteristics of such Mortgage Loans. The yield to investors in the Group 4 and Group 5 Classes will be sensitive in varying degrees to, among other things, the rate of principal distributions on the related Underlying REMIC Certificates, which in turn will be sensitive in varying degrees to the rate of principal payments of the related Mortgage Loans, the characteristics of the Mortgage Loans included in the related Pools and the priority sequences affecting principal distributions for the related Underlying REMIC Trusts. The yield to investors in each Class will also be sensitive to the purchase price paid for such Class and, in the case of any Floating Rate or Inverse Floating Rate Class, fluctuations in the level of the Index (as defined herein). Accordingly, investors should consider the following risks:

       o The Mortgage Loans generally may be prepaid at any time without penalty, and, accordingly, the rate of principal payments thereon is likely to vary considerably from time to time.

       o Slight variations in Mortgage Loan characteristics could substantially affect the weighted average lives and yields of some or all of the Classes.

       o In the case of any Certificates purchased at a discount to their principal amounts (including any Principal Only Class), a slower than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

       o In the case of any Certificates purchased at a premium to their principal amounts, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield.

       o In the case of any Interest Only Class, a faster than anticipated rate of principal payments is likely to result in a lower than anticipated yield and, in certain cases, an actual loss on the investment.

       o The yield on any Floating Rate or Inverse Floating Rate Class will be sensitive to the level of the Index. See "Description of the Certificates--Distributions of Interest--Floating Rate and Inverse Floating Rate Classes" herein.

See "Risk Factors--Yield Considerations" in the REMIC Prospectus and "Additional Risk Factors--Additional Yield and Prepayment Considerations" and "Yield Tables" herein.

    In addition, investors should purchase Certificates only after considering the following:

       o The actual final payment of any Class will likely occur earlier, and could occur much earlier, than the Final Distribution Date for such Class specified on the cover page. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

       o The rate of principal distributions of the Certificates is uncertain and investors may be unable to reinvest the distributions thereon at yields equaling the yields on the Certificates. See "Risk Factors--Suitability and Reinvestment Considerations" in the REMIC Prospectus.

       o Investors whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities may be subject to restrictions on investment in certain Classes of the Certificates. Investors should consult their legal advisors to determine whether and to what extent the Certificates constitute legal investments or are subject to restrictions on investment. See "Legal Investment Considerations" in the REMIC Prospectus.

       o The Dealer intends to make a market for the Certificates but is not obligated to do so. There can be no assurance that such a secondary market will develop or, if developed, that it will continue. Thus, investors may not be able to sell their Certificates readily or at prices that will enable them to realize their anticipated yield. No investor should purchase Certificates unless such investor understands and is able to bear the risk that the value of the Certificates will fluctuate over time and that the Certificates may not be readily salable.

    These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus Supplement, the REMIC Prospectus, the MBS Prospectus or the Underlying REMIC Disclosure Documents (each as defined below). Any representation to the contrary is a criminal offense.

    Elections will be made to treat the Lower Tier REMIC and the Trust as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). The R and RL Classes will be subject to transfer restrictions. See "Description of the Certificates--Characteristics of the R and RL Classes" and "Certain Additional Federal Income Tax Consequences" herein, and "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences" in the REMIC Prospectus.

    Investors should purchase the Certificates only if they have read and understood this Prospectus Supplement and the following documents (collectively, the "Disclosure Documents");

      o Fannie Mae's Prospectus for Guaranteed REMIC Pass-Through Certificates dated June 14, 1996 (the "REMIC Prospectus"), which is attached to this Prospectus Supplement;

      o Fannie Mae's Prospectus for Guaranteed Mortgage Pass-Through Certificates dated January 1, 1997 (the "MBS Prospectus");

      o The Prospectus Supplements for the Underlying REMIC Certificates (the "Underlying REMIC Disclosure Documents"); and

      o Fannie Mae's Information Statement dated March 31, 1997 and any supplements thereto (collectively, the "Information Statement").

    The MBS Prospectus and the Information Statement are incorporated herein by reference and, together with the Underlying REMIC Disclosure Documents, may be obtained from Fannie Mae by writing or calling its MBS Helpline at 3900 Wisconsin Avenue, N.W., Area 2H-3S, Washington, D.C. 20016 (telephone 1-800-BEST-MBS or 202-752-6547). Such documents, other than the Underlying REMIC Disclosure Documents, may also be obtained from Lehman Brothers Inc. by writing or calling its Registration Department at 536 Broadhollow Road, Melville, New York 11747 (telephone 516-254-7106).

                              TABLE OF CONTENTS

                                        Page
                                        ----
Reference Sheet.......................  S- 4
Additional Risk Factors...............  S-10
  Additional Yield and Prepayment
     Considerations...................  S-10
Description of the Certificates.......  S-10
  General.............................  S-11
     Structure........................  S-11
     Fannie Mae Guaranty..............  S-11
     Characteristics of
       Certificates...................  S-11
     Authorized Denominations.........  S-12
     Distribution Dates...............  S-12
     Record Date......................  S-12
     REMIC Trust Factors..............  S-12
     Optional Termination.............  S-12
     Voting the Underlying REMIC
       Certificates...................  S-12
  The Trust MBS.......................  S-12
  The Underlying REMIC Certificates...  S-13
  Final Data Statement................  S-14
  Distributions of Interest...........  S-14
     Categories of Classes............  S-14
     General..........................  S-14
     Interest Accrual Periods.........  S-15
     Accrual Classes..................  S-15
     Notional Classes.................  S-15
     Floating Rate and Inverse
       Floating Rate Classes..........  S-15
  Calculation of LIBOR................  S-15
  Distributions of Principal..........  S-16
     Categories of Classes............  S-16
     Principal Distribution Amount....  S-16
     Group 1 Principal Distribution
       Amount.........................  S-17
     Group 2 Principal Distribution
       Amount.........................  S-17
       Z, ZA and ZB Accrual Amount....  S-17
       ZE Accrual Amount..............  S-18
       Group 2 Cash Flow Distribution
          Amount......................  S-18


                                        Page
                                        ----
     Group 3 Principal Distribution
       Amount.........................  S-19
       Group 3 Accrual Amount.........  S-19
       Group 3 Cash Flow Distribution
          Amount......................  S-19
     Group 4 Principal Distribution
       Amount.........................  S-20
     Group 5 Principal Distribution
       Amount.........................  S-20
  Structuring Assumptions.............  S-20
     Pricing Assumptions..............  S-20
     Prepayment Assumptions...........  S-20
     Structuring Ranges and Rates.....  S-21
     Initial Effective Ranges.........  S-21
  Yield Tables........................  S-22
     General..........................  S-22
     The Interest Only Classes and the
       SB, SD and SH Classes..........  S-22
     The Principal Only Classes.......  S-24
  Weighted Average Lives of the
     Certificates.....................  S-25
  Decrement Tables....................  S-26
  Characteristics of the R and RL
     Classes..........................  S-32
Certain Additional Federal Income Tax
  Consequences........................  S-32
  REMIC Elections and Special Tax
     Attributes.......................  S-32
  Taxation of Beneficial Owners of
     Regular Certificates.............  S-33
  Taxation of Beneficial Owners of
     Residual Certificates............  S-33
Plan of Distribution..................  S-33
     General..........................  S-33
     Increase in Certificates.........  S-34
Legal Matters.........................  S-34
Exhibit A.............................  A- 1
Principal Balance Schedules...........  B- 1

                                REFERENCE SHEET

     This reference sheet is not a summary of the REMIC transaction and it does not contain complete information about the Certificates. Investors should purchase the Certificates only after reading this Prospectus Supplement and each of the additional Disclosure Documents described herein in their entirety.

Assumed Characteristics of the Mortgage Loans Underlying the Trust MBS (as of August 1, 1997)

                                                     Approximate
                                                   Weighted Average     Approximate
               Approximate       Original Term      Remaining Term      Calculated       Approximate
                Principal         to Maturity        to Maturity         Loan Age          Weighted
                 Balance          (in months)        (in months)        (in months)     Average Coupon
              --------------     -------------     ----------------     -----------     --------------
 Group 1      $  256,200,000          360                 357                 3              8.05%
 Group 2      $  400,000,000          360                 357                 3              8.06%
 Group 3      $1,300,000,000          360                 358                 2              8.50%

     The actual remaining terms to maturity, calculated loan ages and interest rates of most of the related Mortgage Loans will differ from the weighted averages shown above, perhaps significantly. The tables contained under "Description of the Certificates--The Trust MBS" herein set forth certain summary information regarding the assumed characteristics of the Mortgage Loans underlying the Group 1, Group 2 and Group 3 MBS as of the Issue Date. Certain additional information regarding the Trust MBS and the related Mortgage Loans may be obtained from Fannie Mae as described under "Description of the Certificates--Final Data Statement" herein. See "Description of the Certificates--Structuring Assumptions--Pricing Assumptions" herein.

Characteristics of the Underlying REMIC Certificates (Group 4 and Group 5)

     The table contained in Exhibit A hereto sets forth information with respect to the Underlying REMIC Certificates, including certain information regarding the underlying Mortgage Loans. Certain additional information as to the Underlying REMIC Certificates may be obtained by performing an analysis of current Fannie Mae principal factors in the context of applicable information contained in the related Underlying REMIC Disclosure Documents, which may be obtained from Fannie Mae as described herein.

See "Description of the Certificates--The Underlying REMIC Certificates" herein.

Interest Rates

     The Fixed Rate Classes will bear interest at the applicable per annum interest rates set forth on the cover.

     The Floating Rate and Inverse Floating Rate Classes will bear interest during the initial Interest Accrual Period at initial interest rates specified or determined as described below, and will bear interest during each Interest Accrual Period thereafter, subject to the applicable maximum and minimum interest rates, at rates determined as described below:

                       Initial         Maximum     Minimum             Formula for
                       Interest       Interest     Interest           Calculation of
        Class            Rate           Rate        Rate              Interest Rate
---------------------  --------       ---------    -------    ------------------------------
F ...................   6.0875%        9.00000%     0.40%        LIBOR + 40 basis points
S  ..................   2.9125%        8.60000%     0.00%              8.6% - LIBOR
FC ..................   6.0875%        9.00000%     0.40%        LIBOR + 40 basis points
SC ..................   2.9125%        8.60000%     0.00%              8.6% - LIBOR
FA ..................   6.0480%        9.00000%     0.40%        LIBOR + 40 basis points
SA ..................   2.9520%        8.60000%     0.00%              8.6% - LIBOR
FB ..................   6.2980%        9.00000%     0.65%        LIBOR + 65 basis points
SB ..................  21.6160%       66.80000%     0.00%          66.8% - (8 X LIBOR)
FD...................   6.6375%        9.00000%     0.95%        LIBOR + 95 basis points
SD ..................  10.5000%       10.50000%     0.00%         80.50% - (10 X LIBOR)
SG ..................   1.3440%(1)     7.00000%     0.00%              7.0% - LIBOR
SH...................  13.1250%       70.00000%     0.00%         70.00% - (10 X LIBOR)

---------------
(1) The initial interest rate for this Class is an assumed rate. The actual initial interest rate for this Class will be calculated on the basis of the applicable formula on the Index Determination Date occurring on August 21, 1997.

See "Description of the Certificates--Distributions of Interest--Floating Rate and Inverse Floating Rate Classes" herein.

Notional Classes

     The notional principal balances of the Notional Classes will be equal to the indicated percentages of the outstanding balances specified below immediately prior to the related Distribution Date:

                       Class                           Percentage of Specified Balance
    -------------------------------------------   ------------------------------------------
    AK ........................................    9.3333333333% of LL Class
                                                   6.6666666667% of MM Class
    PH ........................................   13.3333333333% of PA Class
    PJ ........................................   13.3333333333% of PB Class
                                                  13.3333333333% of PC Class
                                                  13.3333333333% of PD Class
                                                  13.3333333333% of PG Class
                                                           20.0% of PK Class
    S  ........................................             100% of F Class
    SC ........................................             100% of FC Class
    PT ........................................    4.3269230769% of PM Class
                                                   8.6538461625% of the excess, if any, of
                                                       the PN Class over $217,237,000
    PV.........................................   14.4230769231% of the lesser of
                                                      (x) the PM Class and
                                                      (y) $59,407,000
                                                  28.8461538375% of the excess, if any, of
                                                       the PN Class over $217,237,000
                                                           37.5% of the lesser of
                                                      (x) the PN Class and
                                                      (y) $217,237,000
    AB ........................................   14.4230769231% of the excess, if any, of
                                                       the PM Class over $59,407,000
    SA ........................................             100% of FA Class
    SG ........................................  247.6190610429% of PO Class

See "Description of the Certificates--Distributions of Interest--Notional Classes" and "--Yield Tables--The Interest Only Classes and the SB, SD and SH Classes" herein.

Distributions of Principal

     The portion of the Principal Distribution Amount allocated to each Class of Certificates will be determined as described herein under "Description of the Certificates--Distributions of Principal-- Principal Distribution Amount."

  Group 1 Principal Distribution Amount

     A. Commencing in September 2000, on each Distribution Date to the LL and MM Classes, in proportion to their original principal balances, an amount equal to the lesser of $29,000 and the Group 1 Principal Distribution Amount.

     B. Commencing in September 1997, on each Distribution Date (after giving effect to any payment pursuant to A. above) in the following order:

          1. To the A, C, G and H Classes, in the proportions of 1.2959029295%, 37.1532924798%, 30.4714458181% and 31.0793587726%, respectively, until the
     A Class is reduced to zero.

          2. To the B, C, G and H Classes, in proportion to their then current principal balances, until the principal balances thereof are reduced to zero.

          3. To the AJ Class, to zero.

          4. To the LL and MM Classes, in proportion to their original principal balances, to zero.

          5. To the D Class, to zero.

  Group 2 Principal Distribution Amount

     Z, ZA and ZB Accrual Amount

     1. To the E and F Classes, in proportion to their original principal balances, to their Maximum Scheduled Balances.

     2. To the Z Class, to zero.

     3. To the E and F Classes, in proportion to their original principal balances, to their Minimum Scheduled Balances.

     4. To the ZA Class, to zero, and then to the ZB Class.

     ZE Accrual Amount

     1. To the AD and FC Classes, in proportion to their original principal balances, to their Targeted Balances.

     2. To the AE Class, to zero.

     3. To the AD and FC Classes, in proportion to their original principal balances, to zero.

     4. To the AG Class, to zero, and then to the ZE Class.

     Group 2 Cash Flow Distribution Amount

     1. To the PA, PB, PC, PD, PK, PG and PL Classes, in that order, to their Planned Balances.

     2. (a) 75% of the remaining amount as follows:

          first, to the E and F Classes, in proportion to their original principal balances, to their Maximum Scheduled Balances,

          second, to the Z Class, to zero,
          third, to the E and F Classes, in proportion to their original principal balances, to their Minimum Scheduled Balances,

          fourth, to the ZA and ZB Classes, in that order, to zero, and fifth, to the E and F Classes, in proportion to their original principal balances, to zero, and

          (b) 25% of such remaining amount as follows:

          first, to the AD and FC Classes, in proportion to their original principal balances, to their Targeted Balances,

          second, to the AE Class, to zero,

          third, to the AD and FC Classes, in proportion to their original principal balances, to zero, and fourth, to the AG and ZE Classes, in that order, to zero.

      3. To the PA, PB, PC, PD, PK, PG and PL Classes, in that order, to zero.

  Group 3 Principal Distribution Amount

     Group 3 Accrual Amount

     1. To the Aggregate Group (as described herein under "Description of the Certificates-- Distributions of Principal"), to its Maximum Scheduled Balance.

     2. To the ZC Class, to zero.

     3. To the Aggregate Group, to its Minimum Scheduled Balance.

     4. To the ZD and ZG Classes, in that order, to zero.

     5. To the ZJ and ZH Classes, in the proportions of 16% and 84%, respectively, until the ZJ Class is reduced to zero.

     6. To the ZK and ZH Classes, in the proportions of 16% and 84%, respectively.

     Group 3 Cash Flow Distribution Amount

     1. To the PM and PN Classes, in that order, to their Planned Balances.

     2. To the Aggregate Group and the applicable Classes in the order and amounts specified above in 1. through 5. under "Group 3 Accrual Amount."

     3. To the ZK and ZH Classes, in the proportions of 16% and 84%, respectively, to zero.

     4. To the Aggregate Group, to zero.

     5. To the PM and PN Classes, in that order, to zero.

  Group 4 Principal Distribution Amount

     To the FD, SD and SH Classes, in proportion to their original principal balances, to zero.

  Group 5 Principal Distribution Amount

     To the PO Class, to zero.

Weighted Average Lives (years)*

                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 1 Classes          0%    100%   200%   300%   500%
------------------------------------ ------ ------ ------ ------
A  ...........................    7.9    1.7    1.2    0.9    0.7
B  ...........................   22.3    9.6    5.7    4.1    2.8
C  ...........................   19.1    7.8    4.7    3.4    2.3
D ............................   29.7   27.7   22.9   17.6   11.1
G ............................   18.8    7.7    4.6    3.4    2.3
H ............................   19.4    8.0    4.8    3.5    2.4
AJ ...........................   28.2   20.1   12.4    8.7    5.4
AK, LL and MM.................   24.9   21.0   14.9   10.8    6.8

                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 2 Classes          0%    100%   180%   275%   500%
------------------------------------ ------ ------ ------ ------
PA and PH.....................    6.8    3.5    3.5    3.5    3.0
PB............................   11.4    4.5    4.5    4.5    3.3
PC............................   15.3    6.0    6.0    6.0    3.9
PD............................   18.8    8.0    8.0    8.0    4.7
PK............................   21.5   11.0   11.0   11.0    6.3
PG............................   23.3   14.8   14.8   14.8    8.5
PL............................   24.2   19.9   19.9   19.9   11.7
PJ ...........................   18.7    8.9    8.9    8.9    5.3
E, F and S....................   11.2    5.9    3.8    3.1    1.9
Z ............................   22.8   15.1    1.5    0.8    0.5
ZA............................   25.6   17.9   11.5    1.5    0.9
ZB............................   28.2   24.0   19.4    2.0    1.2
AD, FC and SC.................   20.5    8.6    5.7    2.7    1.8
AE............................   27.3   19.8    2.1    1.2    0.7
AG............................   27.8   21.8   15.7    5.4    2.6
ZE ...........................   29.0   25.7   21.6    6.5    2.7

                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 3 Classes          0%    100%   285%   350%   500%
------------------------------------ ------ ------ ------ ------
PM............................   11.8    3.8    3.8    3.8    3.4
PN ...........................   21.3   10.0   10.0   10.0    7.2
PT ...........................   15.6    5.5    5.5    5.5    4.3
AB ...........................   10.6    3.4    3.4    3.4    3.2
PV ...........................   21.2   10.0   10.0   10.0    7.2

                                      PSA Prepayment Assumption
                              -----------------------------------------
       Group 3 Classes          0%    100%   110%   285%   350%   500%
------------------------------------ ------ ------ ------ ------ ------
J, FA and SA..................   13.0    7.8    6.9    3.0    2.6    2.2
FB and SB.....................   22.9   15.5   14.8    1.4    1.4    1.3
ZC............................   25.2   17.9   17.3    6.3    1.0    0.5
ZD............................   26.1   19.3   18.6    7.2    4.7    0.8
ZG............................   27.3   21.2   20.6    9.5    5.1    1.1
ZJ............................   28.6   24.2   23.7   13.0    5.8    1.3
ZK............................   29.6   27.6   27.3   19.2    6.7    1.5
ZH............................   29.1   26.3   25.9   16.9    6.3    1.4

                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 4 Classes          0%    100%   200%   300%   500%
------------------------------------ ------ ------ ------ ------
FD, SD and SH.................   27.0   17.2   17.1    0.7    0.4

                                  PSA Prepayment Assumption
                              ----------------------------------
       Group 5 Classes          0%    100%   200%   300%   500%
------------------------------------ ------ ------ ------ ------
PO and SG.....................   23.5   12.1    2.3    1.7    0.8

     -------------------------
     * Determined as specified under "Weighted Average Lives of the Certificates" herein.

                            ADDITIONAL RISK FACTORS

Additional Yield and Prepayment Considerations

     The rate of distributions of principal of the Group 1, Group 2 and Group 3 Classes will be sensitive in varying degrees to the rate of principal distributions on the Group 1 MBS, Group 2 MBS and Group 3 MBS, respectively, which in turn will reflect the rate of amortization (including prepayments) of the related Mortgage Loans. There can be no assurance that the related Mortgage Loans will have the characteristics assumed herein. Because the rate of principal distributions on the Group 1, Group 2 and Group 3 Classes will be related to the rate of amortization of the related Mortgage Loans, which are likely to include Mortgage Loans with remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the rates of principal distributions on such Classes is likely to differ from the rate anticipated by investors, even if such Mortgage Loans prepay at the indicated constant percentages of PSA.

     The rate of distributions of principal of the Group 4 and Group 5 Classes will be directly related to the rate of principal distributions on the related Underlying REMIC Certificates, which in turn will be sensitive in varying degrees to the rate of payments of principal (including prepayments) of the related Mortgage Loans and the priority sequences affecting principal distributions for the related Underlying REMIC Trusts. As described in the related Underlying REMIC Disclosure Documents, the Underlying REMIC Certificates are subordinate in priority of principal distributions to certain other classes of certificates evidencing beneficial ownership interests in the related Underlying REMIC Trusts and, accordingly, distributions of principal of the related Mortgage Loans may for extended periods be applied to the distribution of principal of those classes of certificates having priority over such Underlying REMIC Certificates. In addition, the Underlying REMIC Certificates have Principal Balance Schedules and, as a result, may receive principal distributions at a rate faster or slower than would otherwise have been the case (and, in the case of one of the Underlying REMIC Certificates, may receive no principal distributions for extended periods). Further, prepayments on the related Mortgage Loans may have occurred at a rate faster or slower than that initially assumed. This Prospectus Supplement contains no information as to whether the Underlying REMIC Certificates have adhered to their Principal Balance Schedules, whether any related Support classes remain outstanding or whether such Underlying REMIC Certificates otherwise have performed as originally anticipated. Additional information as to the Underlying REMIC Certificates may be obtained by performing an analysis of current Fannie Mae principal factors in the context of applicable information contained in the related Underlying REMIC Disclosure Documents, which may be obtained from Fannie Mae as described herein.

     It is highly unlikely that the Mortgage Loans underlying the Group 1 MBS, Group 2 MBS, Group 3 MBS or the Underlying REMIC Certificates will prepay at any of the rates assumed herein, will prepay at a constant PSA rate until maturity or that such Mortgage Loans will prepay at the same rate. Investors must make their own decisions as to the appropriate assumptions, including prepayment assumptions, to be used in deciding whether to purchase the Certificates.

     The effective yields on the Delay Classes (as defined herein) will be reduced below the yields otherwise produced because principal and interest payable on a Distribution Date will be distributed on or about the 18th or 25th day, as applicable, following the end of the related Interest Accrual Period and will not bear interest during such delay. No interest at all will be paid on any Class after its principal balance has been reduced to zero. As a result of the foregoing, the market values of the Delay Classes will be lower than would have been the case if there were no such delay.

                        DESCRIPTION OF THE CERTIFICATES

     The following summaries describing certain provisions of the Certificates do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the remaining provisions of this Prospectus Supplement, the additional Disclosure Documents and the provisions of the Trust Agreement (defined below). Capitalized terms used and not otherwise defined in this Prospectus Supplement have the meanings assigned to such terms in the applicable Disclosure Document or the Trust Agreement (as the context may require).

General

     Structure. The Trust and the Lower Tier REMIC will be created pursuant to a trust agreement dated as of August 1, 1997 (the "Trust Agreement"), executed by the Federal National Mortgage Association ("Fannie Mae") in its corporate capacity and in its capacity as trustee (the "Trustee"), and the Certificates in the Classes and aggregate original principal balances set forth on the cover hereof will be issued by Fannie Mae pursuant thereto. A description of Fannie Mae and its business, together with certain financial statements and other financial information, is contained in the Information Statement.

     The Certificates (other than the R and RL Classes) will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The interests in the Lower Tier REMIC other than the RL Class (the "Lower Tier Regular Interests") will be designated as the "regular interests," and the RL Class will be designated as the "residual interest," in the Lower Tier REMIC. The assets of the Lower Tier REMIC will consist of the Trust MBS and the Underlying REMIC Certificates (evidencing beneficial ownership interests in the Underlying REMIC Trusts).

     Fannie Mae Guaranty. Fannie Mae guarantees to each holder of an MBS the timely payment of scheduled installments of principal of and interest on the underlying Mortgage Loans, whether or not received, together with the full principal balance of any foreclosed Mortgage Loan, whether or not such balance is actually recovered. The guaranty obligations of Fannie Mae with respect to the Underlying REMIC Certificates are described in the Underlying REMIC Disclosure Documents. In addition, Fannie Mae will be obligated to distribute on a timely basis to the Holders of Certificates required installments of principal and interest and to distribute the principal balance of each Class of Certificates in full no later than the applicable Final Distribution Date, whether or not sufficient funds are available in the Trust Account. The guaranties of Fannie Mae are not backed by the full faith and credit of the United States. See "Description of the Certificates--Fannie Mae's Guaranty" in the REMIC Prospectus, "Description of Certificates--The Corporation's Guaranty" in the MBS Prospectus, and "Description of the Certificates--General--Fannie Mae Guaranty" in the Underlying REMIC Disclosure Documents.

     Characteristics of Certificates. The Certificates (other than the R and RL Classes) will be issued and maintained and may be transferred by Holders only on the book-entry system of the Federal Reserve Banks. Such entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts such Certificates have been deposited are herein referred to as "Holders" or "Certificateholders."

     A Holder is not necessarily the beneficial owner of a book-entry Certificate. Beneficial owners will ordinarily hold book-entry Certificates through one or more financial intermediaries, such as banks, brokerage firms and securities clearing organizations. See "Description of the Certificates--Denominations, Certificate Form" in the REMIC Prospectus.

     The R and RL Certificates will not be issued in book-entry form but will be issued in fully registered, certificated form. As to the R or RL Certificate, "Holder" or "Certificateholder" refers to the registered owner thereof. The R or RL Certificates will be transferable at the corporate trust office of the Transfer Agent, or at the agency of the Transfer Agent in New York, New York. The Transfer Agent initially will be State Street Bank and Trust Company in Boston, Massachusetts ("State Street"). A service charge may be imposed for any registration of transfer of the R or RL Certificate and Fannie Mae may require payment of a sum sufficient to cover any tax or other governmental charge. See also "Characteristics of the R and RL Classes" herein.

     The distribution to the Holder of the R and RL Classes of the proceeds of any remaining assets of the Trust and the Lower Tier REMIC, as applicable, will be made only upon presentation and surrender of the related Certificate at the office of the Paying Agent. The Paying Agent initially will be State Street.

     Authorized Denominations. The Certificates, other than the R and RL Certificates, will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. The R and RL Classes will be issued as single Certificates and will not have principal balances.

     Distribution Dates. Distributions on the Group 1, Group 2, Group 3 and Group 4 Classes will be made on the 18th day of each month (or, if such 18th day is not a business day, on the first business day next succeeding such 18th day) and distributions on the Group 5 Classes will be made on the 25th day of each month (or, if such 25th day is not a business day, on the first business day next succeeding such 25th day), commencing in the month following the Settlement Date, and each such date is referred to herein as a "Distribution Date" when used with respect to such Classes.

     Record Date. Each monthly distribution on the Certificates will be made to Holders of record on the last day of the preceding month.

     REMIC Trust Factors. As soon as practicable following the eleventh calendar day of each month, Fannie Mae will publish or otherwise make available for each Class of Certificates the factor (carried to eight decimal places) which, when multiplied by the original principal balance of a Certificate of such Class, will equal the remaining principal balance of such Certificate after giving effect to the distribution of principal to be made on the following Distribution Date and any interest to be added as principal to the principal balances of the Accrual Classes on such Distribution Date.

     Optional Termination. Consistent with its policy described under "Description of Certificates-- Termination" in the MBS Prospectus, Fannie Mae will agree not to effect indirectly an early termination of the Lower Tier REMIC or the Trust through the exercise of its right to repurchase the Mortgage Loans underlying any MBS unless only one Mortgage Loan remains in the related Pool or the principal balance of such Pool at the time of repurchase is less than one percent of the original principal balance thereof.

     Voting the Underlying REMIC Certificates. In the event any issue arises under the trust agreement governing either of the Underlying REMIC Trusts that requires the vote of holders of certificates outstanding thereunder, the Trustee will vote the related Underlying REMIC Certificate in accordance with instructions received from Holders of Certificates of the related Classes having principal balances aggregating not less than 51% of the aggregate principal balance of all such Classes outstanding. In the absence of such instructions, the Trustee will vote in a manner consistent, in its sole judgment, with the best interests of Certificateholders.

The Trust MBS

     The Trust MBS underlying the Group 1, Group 2 and Group 3 Classes will have the aggregate unpaid principal balances and Pass-Through Rates set forth below and the general characteristics described in the MBS Prospectus. The Trust MBS will provide that principal and interest on the related Mortgage Loans will be passed through monthly, commencing in the month following the month of the initial issuance of the Trust MBS. The Mortgage Loans underlying the Trust MBS will be conventional Level Payment Mortgage Loans secured by first mortgages or deeds of trust on one- to four-family ("single-family") residential properties and having original maturities of up to 30 years, as described under "The Mortgage Pools" and "Yield Considerations" in the MBS Prospectus. The characteristics of the Group 1, Group 2 and Group 3 MBS and the related Mortgage Loans as of the Issue Date are expected to be as follows:

    Group 1 MBS
    Aggregate Unpaid Principal Balance..............         $256,200,000
    MBS Pass-Through Rate...........................             7.50%
    Related Mortgage Loans
    Range of WACs (per annum percentages)...........        7.75% to 10.00%
    Range of WAMs...................................   241 months to 360 months
    Approximate Weighted Average WAM................          357 months
    Approximate Weighted Average CAGE...............           3 months
    Group 2 MBS
    Aggregate Unpaid Principal Balance..............         $400,000,000
    MBS Pass-Through Rate...........................             7.50%
    Related Mortgage Loans
    Range of WACs (per annum percentages)...........        7.75% to 10.00%
    Range of WAMs...................................   241 months to 360 months
    Approximate Weighted Average WAM................          357 months
    Approximate Weighted Average CAGE...............           3 months
    Group 3 MBS
    Aggregate Unpaid Principal Balance..............        $1,300,000,000
    MBS Pass-Through Rate...........................             8.00%
    Related Mortgage Loans
    Range of WACs (per annum percentages)...........        8.25% to 10.50%
    Range of WAMs...................................   241 months to 360 months
    Approximate Weighted Average WAM................          358 months
    Approximate Weighted Average CAGE...............           2 months

The Underlying REMIC Certificates

     The Underlying REMIC Certificates represent beneficial ownership interests in the related Underlying REMIC Trusts, the assets of which evidence beneficial ownership interests in certain MBS.

     The general characteristics of the Underlying REMIC Certificates are described in the related Underlying REMIC Disclosure Documents. The general characteristics of the MBS Certificates are described in the MBS Prospectus. The Underlying REMIC Certificates provide that distributions thereon will be passed through monthly, commencing in the month following the initial issuance thereof.

     The table contained in Exhibit A hereto sets forth certain information with respect to each of the Underlying REMIC Certificates, including the numerical designation of the related Underlying REMIC Trust, the class designation, the date of issue, the CUSIP number, the interest rate, the interest type, the final distribution date, the principal type, the original principal balance of the entire class, the current principal factor for such class and the principal balance of such class contained in the Lower Tier REMIC as of the Issue Date. The table also sets forth the approximate weighted average WAC, approximate weighted average WAM and approximate weighted average CAGE of the Mortgage Loans underlying the related MBS as of the Issue Date, the underlying security type and the related Class Group.

     To request further information regarding the Underlying REMIC Certificates, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. Other data specific to the Certificates is available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000. It should be noted that there may have been material changes in facts and circumstances since the dates the Underlying REMIC Disclosure Documents were prepared, including, but not limited to, changes in prepayment speeds and prevailing interest rates and other economic factors, which may limit the usefulness of the information set forth in such documents.

Final Data Statement

     Following the issuance of the Certificates, Fannie Mae will prepare a Final Data Statement setting forth (a) with respect to each of the Group 1 MBS, Group 2 MBS and Group 3 MBS, the Pool number, the current WAC (or original WAC, if the current WAC is not available) and the current WAM (or Adjusted WAM, if the current WAM is not available) of the related Mortgage Loans, along with the weighted average of all the current or original WACs and the weighted average of all the current or Adjusted WAMs, based on the current unpaid principal balances of the Mortgage Loans underlying the related MBS as of the Issue Date, and (b) with respect to the Underlying REMIC Certificates, the current principal balances thereof as of the Issue Date. The Final Data Statement will not accompany this Prospectus Supplement but will be made available by Fannie Mae. To request the Final Data Statement, telephone Fannie Mae at 1-800-BEST-MBS or 202-752-6547. The contents of the Final Data Statement and other data specific to the Certificates are available in electronic form by calling Fannie Mae at 1-800-752-6440 or 202-752-6000.

Distributions of Interest

     Categories of Classes

     For the purpose of payments of interest, the Classes will be categorized as follows:

   Interest Type*                                Classes
--------------------   ---------------------------------------------------------
Group 1 Classes
Fixed Rate             B, C, D, G, H, AJ, AK, LL and MM
Interest Only          AK
Principal Only         A
Group 2 Classes
Fixed Rate             PA, PB, PC, PD, PK, PG, PL, PH, PJ, E, Z, ZA, ZB, AD, AE,
                         AG and ZE
Accrual                Z, ZA, ZB and ZE
Floating Rate          F and FC
Inverse Floating
  Rate                 S and SC
Interest Only          PH, PJ, S and SC
Group 3 Classes
Fixed Rate             PM, PN, PT, AB, PV, J, ZC, ZD, ZG, ZJ, ZK and ZH
Accrual                ZC, ZD, ZG, ZJ, ZK and ZH
Floating Rate          FA and FB
Inverse Floating
  Rate                 SA and SB
Interest Only          PT, AB, PV and SA
Group 4 Classes
Floating Rate          FD
Inverse Floating
  Rate                 SD and SH
Group 5 Classes
Inverse Floating
  Rate                 SG
Principal Only         PO
Interest Only          SG
No Payment Residual    R and RL

     -------------------------
     * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.

     General. The interest-bearing Certificates will bear interest at the applicable per annum interest rates set forth on the cover or described herein. Interest on the interest-bearing Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months and is distributable monthly on each Distribution Date, commencing (except with respect to the Accrual Classes) in the month after the Settlement Date. Interest to be distributed or, in the case of the Accrual Classes, added to principal on each interest-bearing Certificate on a Distribution Date will consist of one month's interest on the outstanding principal balance of such Certificate immediately prior to such Distribution Date.

     Interest Accrual Periods. Interest to be distributed on a Distribution Date will accrue on the interest-bearing Certificates during the one-month periods set forth below (each, an "Interest Accrual Period").

                     Classes                              Interest Accrual Periods
    ------------------------------------------    -------------------------------------
    The Floating Rate and Inverse Floating        One month period ending on the day
      Rate Classes (other than the FD, SD and       preceding the Distribution Date
      SH Classes)

    The Fixed Rate Classes and the FD, SD and     Calendar month preceding the month in
      SH Classes (collectively, the "Delay          which the Distribution Date occurs
      Classes")

See "Additional Risk Factors--Additional Yield and Prepayment Considerations" herein.

     Accrual Classes. The Z, ZA, ZB, ZE, ZC, ZD, ZG, ZJ, ZK and ZH Classes are Accrual Classes. Interest will accrue on the Accrual Classes at the applicable per annum rates set forth on the cover hereof; however, such interest will not be distributed thereon for so long as the respective Classes remain outstanding. Interest so accrued and unpaid on the Accrual Classes will be added as principal to the principal balances thereof on each Distribution Date. Distributions of principal of the Accrual Classes will be made as described herein.

     Notional Classes. The AK, PH, PJ, S, SC, PT, AB, PV, SA and SG Classes will be Notional Classes. The Notional Classes will have no principal balances and will bear interest at the applicable per annum interest rates set forth on the cover or described herein during each Interest Accrual Period on their respective notional principal balances. The notional principal balances of the Notional Classes will be calculated as specified herein under "Reference Sheet--Notional Classes."

     The notional principal balance of a Notional Class is used for purposes of the determination of interest distributions thereon and does not represent an interest in the principal distributions of the Trust MBS, Underlying REMIC Certificates or the underlying Mortgage Loans. Although a Notional Class will not have a principal balance, a REMIC Trust Factor (as described herein) will be published with respect to such Class that will be applicable to the notional principal balance thereof, and references herein to the principal balances of the Certificates generally shall be deemed to refer also to the notional principal balances of the Notional Classes.

     Floating Rate and Inverse Floating Rate Classes. The Floating Rate and Inverse Floating Rate Classes will bear interest during each Interest Accrual Period, subject to the applicable maximum and minimum interest rates, at the rates determined as described herein under "Reference Sheet--Interest Rates."

     The yields with respect to such Classes will be affected by changes in the index specified herein (the "Index"), which changes may not correlate with changes in mortgage interest rates. It is possible that lower mortgage interest rates could occur concurrently with an increase in the level of the Index. Conversely, higher mortgage interest rates could occur concurrently with a decrease in the level of the Index.

     The establishment of the Index value by Fannie Mae and Fannie Mae's determination of the rate of interest for each applicable Class for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning Fannie Mae at 1-800-BEST-MBS or 202-752-6547.

Calculation of LIBOR

     On each Index Determination Date, until the principal balances and notional principal balances of the Floating Rate and Inverse Floating Rate Classes have been reduced to zero, Fannie Mae will establish LIBOR for the related Interest Accrual Period in the manner described in the REMIC

Prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR."

     If on the initial Index Determination Date, Fannie Mae is unable to determine LIBOR in the manner specified in the REMIC Prospectus, LIBOR for the next succeeding Interest Accrual Period will be equal to 5.6875% in the case of the F, S, FC, SC, FD, SD and SH Classes and 5.6480% in the case of the FA, SA, FB and SB Classes, and will be equal to LIBOR as determined for such Interest Accrual Period with respect to the related Underlying REMIC Certificate in the case of the SG Class.

Distributions of Principal

     Categories of Classes

     For the purpose of payments of principal, the Classes will be categorized as follows:

                   Principal Type*                                 Classes
    ---------------------------------------------   -------------------------------------
    Group 1 Classes
    Sequential Pay                                  A, B, C, G, H, AJ, LL, MM and D
    Notional                                        AK
    Retail                                          LL and MM

    Group 2 Classes
    PAC**                                           PA, PB, PC, PD, PK, PG and PL
    Scheduled**                                     E and F
    TAC**                                           AD and FC
    Support                                         Z, ZA, ZB, AE, AG and ZE
    Notional                                        PH, PJ, S and SC
    Accretion Directed                              E, F, Z, ZA, AD, FC, AE and AG
    Group 3 Classes
    PAC**                                           PM and PN
    TAC**                                           J and FA
    Support                                         FB, SB, ZC, ZD, ZG, ZH, ZJ and ZK
    Notional                                        PT, AB, PV and SA
    Accretion Directed                              J, FA, FB, SB, ZC, ZD, ZG, ZJ and ZH
    Group 4 Classes
    Structured Collateral/Pass-Through              FD, SD and SH
    Group 5 Classes
    Structured Collateral/Pass-Through              PO
    Notional                                        SG
    No Payment Residual                             R and RL

     -------------------------
      * See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.
     ** The Principal Balance Schedules are set forth herein beginning on page
        B-1.

     Principal Distribution Amount

     On each Distribution Date, principal will be distributed on the Certificates in an amount (the "Principal Distribution Amount") equal to the sum of (i) the aggregate distributions of principal to be made on the Group 1 MBS in the month of such Distribution Date (the "Group 1 Principal Distribution Amount"), (ii) the aggregate distributions of principal to be made on the Group 2 MBS in the month of such Distribution Date (the "Group 2 Cash Flow Distribution Amount") and any interest accrued and added on such Distribution Date to the principal balances of the Z, ZA, ZB and ZE Classes (together with the Group 2 Cash Flow Distribution Amount, the "Group 2 Principal Distribution Amount"), (iii) the aggregate distributions of principal to be made on the Group 3 MBS in the month of such Distribution Date (the "Group 3 Cash Flow Distribution Amount") and any interest accrued and added on such Distribution Date to the principal balances of the ZC, ZD, ZG, ZJ, ZK and ZH Classes (together with the Group 3 Cash Flow Distribution Amount, the "Group 3 Principal Distribution Amount"), (iv) the distribution of principal made on the Class 1997-46-M REMIC Certificate (the "Group 4 Principal Distribution Amount") and
(v) the distribution of
principal concurrently made on the Class 1994-72-S REMIC Certificate (the "Group 5 Principal Distribution Amount"). The portion of each class of Underlying REMIC Certificates held by the Lower Tier REMIC will be as set forth in Exhibit A.

  Group 1 Principal Distribution Amount

     On each Distribution Date, the Group 1 Principal Distribution Amount will be distributed as principal of the Group 1 Classes in the following order of priority:
          A. commencing in September 2000, on each Distribution Date to the LL and MM Classes, concurrently, in proportion to their original principal balances (or 24.1379310345% and 75.8620689655%, respectively), an amount equal to the lesser of $29,000 and the Group 1 Principal Distribution Amount;

          B. commencing in September 1997, on each Distribution Date (after giving effect to any distribution pursuant to (A) above) in the following order:

            (a) concurrently, to the A, C, G and H Classes, in the proportions of 1.2959029295%, 37.1532924798%, 30.4714458181% and
                31.0793587726%, respectively, until the principal balance of the A Class is reduced to zero;

                                                                      Sequential
                                                                      Pay
                                                                      Classes

            (b) concurrently, to the B, C, G and H Classes, in
                proportion to their then current principal balances, until the principal balances thereof are reduced to zero;

            (c) to the AJ Class, until the principal balance thereof
                is reduced to zero;

            (d) concurrently, to the LL and MM Classes, in proportion to their original principal balances, until the principal balances thereof are reduced to zero; and

            (e) to the D Class, until the principal balance thereof
                is reduced to zero.

  Group 2 Principal Distribution Amount

     Z, ZA and ZB Accrual Amount

     On each Distribution Date, the accrued and unpaid interest on the Z, ZA and ZB Classes (the "Z, ZA and ZB Accrual Amount"), if any, will be distributed as principal of the Group 2 Classes specified below in the following order of priority:

           (i) concurrently, to the E and F Classes, in proportion to their original principal balances (or 75% and 25%, respectively), until the principal balances thereof are reduced to their respective Maximum Scheduled Balances for such
     Distribution Date;                                               Accretion
                                                                      Directed
                                                                      Classes
           (ii) to the Z Class, until the principal balance thereof is reduced to zero;

          (iii) concurrently, to the E and F Classes, in proportion to their original principal balances, until the principal balances thereof are reduced to their respective Minimum Scheduled Balances for such Distribution Date; and

                                                                      Accretion
                                                                      Directed
                                                                      Class and
                                                                      Accrual
                                                                      Class
          (iv) to the ZA Class, until the principal balance thereof is reduced to zero, and then to the ZB Class.

     ZE Accrual Amount

     On each Distribution Date, the accrual and unpaid interest on the ZE Class (the "ZE Accrual Amount"), if any, will be distributed as principal of the Group 2 Classes specified below in the following order of priority:

           (i) concurrently, to the AD and FC Classes, in proportion to their original principal balances (or 85.7155555556% and 14.2844444444%, respectively), until the principal balances thereof are reduced to their respective Targeted Balances for such Distribution Date;
                                                                       Accretion
                                                                       Directed
                                                                       Classes
                                                                       and
                                                                       Accrual
                                                                       Class

           (ii) to the AE Class, until the principal balance thereof is reduced to zero;

          (iii) concurrently, to the AD and FC Classes, in proportion and to their original principal balances, without regard to their Accrual Targeted Balances and until the principal balances thereof are Class reduced to zero; and

          (iv) to the AG Class, until the principal balance thereof is reduced to zero, and then to the ZE Class.

  Group 2 Cash Flow Distribution Amount

     On each Distribution Date, the Group 2 Cash Flow Distribution Amount will be distributed as principal of the Group 2 Classes in the following order of priority:

           (i) sequentially, to the PA, PB, PC, PD, PK, PG and PL
     Classes, in that order, until the principal balances thereof are reduced to their respective Planned Balances for such Distribution Date;
                                                                       PAC
                                                                       Classes
           (ii) (a) 75% of the remaining amount as follows:

                                                                       Scheduled
                                                                       Classes
                first, concurrently, to the E and F Classes, in proportion to their original principal balances, until the principal balances thereof are reduced to their respective
           Maximum Scheduled Balances for such Distribution Date;
                                                                       Support
                                                                       Class
                second, to the Z Class, until the principal balance thereof is reduced to zero;
                                                                       Scheduled
                                                                       Classes
                third, concurrently to the E and F Classes, in proportion to their original principal balances, until the principal balances thereof are reduced to their respective
           Minimum Scheduled Balances for such Distribution Date;
                                                                       Support
                                                                       Classes
                fourth, sequentially, to the ZA and ZB Classes, in that order, until the respective principal balances thereof are reduced to zero; and
                                                                       Scheduled
                                                                       Classes
                fifth, concurrently, to the E and F Classes, in proportion to their original principal balances, without regard to their Maximum and Minimum Scheduled Balances and until the principal balances thereof are reduced to zero; and

           (b) 25% of such remaining amount as follows:
                                                                       TAC
                                                                       Classes
                first, concurrently, to the AD and FC Classes, in proportion to their original principal balances, until the principal balances thereof are reduced to their respective
           Targeted Balances for such Distribution Date;
                                                                       Support
                                                                       Class
                second, to the AE Class, until the principal balance thereof is reduced to zero;

                                                                       TAC
                                                                       Classes
                third, concurrently, to the AD and FC Classes, in proportion to their original principal balances, without regard to their Targeted Balances and until the principal balances thereof are reduced to zero;
                                                                       Support
                                                                       Classes
                fourth, sequentially, to the AG and ZE Classes, in that order, until the respective principal balances thereof are reduced to zero; and
                                                                       PAC
                                                                       Classes
          (iii) sequentially, to the PA, PB, PC, PD, PK, PG and PL
     Classes, in that order, without regard to their Planned Balances and until the respective principal balances thereof are reduced to zero.

  Group 3 Principal Distribution Amount

     Group 3 Accrual Amount

     On each Distribution Date, the accrued and unpaid interest on the ZC, ZD, ZG, ZJ, ZK and ZH Classes (the "Group 3 Accrual Amount"), if any, will be distributed as principal as specified below in the following order of priority:

                                                                       Accretion
                                                                       Directed
                                                                       Classes
                                                                       and
                                                                       Accrual
                                                                       Classes

          (i) to the Aggregate Group (as described below), until the Aggregate Balance (as described below) is reduced to its Maximum Scheduled Balance for such Distribution Date;

          (ii) to the ZC Class, until the principal balance thereof is reduced to zero;

          (iii) to the Aggregate Group, until the Aggregate Balance is reduced to its Minimum Scheduled Balance for such Distribution Date;

          (iv) sequentially, to the ZD and ZG Classes, in that order, until the respective principal balances thereof are reduced to zero;

          (v) concurrently, to the ZJ and ZH Classes, in the proportions of 16% and 84%, respectively, until the principal balances of the ZJ Class is reduced to zero; and

          (vi) concurrently, to the ZK and ZH Classes, in the proportions of 16% and 84%.

     Group 3 Cash Flow Distribution Amount

     On each Distribution Date, the Group 3 Cash Flow Distribution Amount will be distributed as principal of the Group 3 Classes in the following order of priority:
                                                                       PAC
                                                                       Classes
          (i) sequentially, to the PM and PN Classes, in that order, until the principal balances thereof are reduced to their respective Planned Balances for such Distribution Date;
                                                                       Aggregate
                                                                       Group
          (ii) to the Aggregate Group and the ZC, ZD, ZG, ZJ and ZH
     Classes, in the order and amounts specified above in clauses (i) through (v) under "Group 3 Accrual Amount";
                                                                       Support
                                                                       Classes
          (iii) concurrently, to the ZK and ZH Classes, in the proportions of 16% and 84%, respectively, until the principal balances thereof are reduced to zero;
                                                                       Aggregate
                                                                       Group
          (iv) to the Aggregate Group, without regard to the Maximum and Minimum Scheduled Balances and until the Aggregate Balance is reduced to zero; and
                                                                       PAC
                                                                       Classes
          (v) sequentially, to the PM and PN Classes, in that order, without regard to their Planned Balances and until the respective principal balances thereof are reduced to zero.

     The "Aggregate Group" consists of the J, FA, FB and SB Classes, and any distribution of principal of the Aggregate Group will be made in the following order of priority:
                                                                        TAC
                                                                        Classes
          (i) concurrently, to the J and FA Classes, in proportion to their original principal balances (or 50% and 50%, respectively), until the principal balances thereof are reduced to their respective Targeted Balances for such Distribution
     Date;
                                                                        Support
                                                                        Classes
          (ii) concurrently, to the FB and SB Classes, in proportion to their original principal balances (or 88.8888888889% and 11.1111111111%, respectively), until the principal balances thereof are reduced to zero; and
                                                                        TAC
                                                                        Classes
          (iii) concurrently, to the J and FA Classes, in proportion to their original principal balances, without regard to their Targeted Balances and until the principal balances thereof are reduced to zero.

     The "Aggregate Balance" for any Distribution Date is equal to $542,420,000 minus the sum of all amounts previously applied under "The Group 3 Accrual Amount" and "The Group 3 Cash Flow Distribution Amount" in respect of the Aggregate Balance.

  Group 4 Principal Distribution Amount
                                                                    Structured
                                                                    Collateral/
                                                                    Pass-Through
                                                                    Classes
     On each Distribution Date, the Group 4 Principal Distribution
Amount will be distributed, concurrently, as principal of the FD, SD and SH Classes, in proportion to their original principal balances
(or 83.3333333334%, 8.3333333333% and 8.3333333333%, respectively), until the principal balances thereof are reduced to zero.

  Group 5 Principal Distribution Amount
                                                                    Structured
                                                                    Collateral/
                                                                    Pass-Through
                                                                    Class
     On each Distribution Date, the Group 5 Principal Distribution
Amount will be distributed as principal of the PO Class, until the principal balance thereof is reduced to zero.

Structuring Assumptions

     Pricing Assumptions. Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the actual characteristics of each Pool underlying the Underlying REMIC Certificates, the priority sequences affecting the principal distributions in the Underlying REMIC Trusts and the following assumptions (such characteristics and assumptions, collectively, the "Pricing Assumptions"):

        o the Mortgage Loans underlying the Group 1 MBS, the Group 2 MBS and the Group 3 MBS have the original terms to maturity, the remaining terms to maturity, CAGEs and interest rates specified herein under "Reference Sheet--Assumed Characteristics of the Mortgage Loans Underlying the Trust MBS";

        o the Mortgage Loans prepay at the constant percentages of PSA specified in the related table; and

        o the closing date for the sale of the Certificates is August 29, 1997.

     Prepayment Assumptions. Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Public Securities Association's standard prepayment model ("PSA"). To assume a specified rate of PSA is to assume a specified rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans computed as described under "Description of the Certificates--Prepayment Models" in the REMIC Prospectus. It is highly unlikely that prepayments will occur at any PSA rate or at any other constant rate.

     Structuring Ranges and Rates. The Principal Balance Schedules have been prepared on the basis of the Pricing Assumptions and the assumption that the underlying Mortgage Loans prepay at a constant PSA rate within the applicable Structuring Ranges or at the rates specified below. The Principal Balance Schedules are set forth herein beginning on page B-1.

     Principal Balance
    Schedule References             Related Classes         Structuring Ranges and Rates
---------------------------   ----------------------------  -----------------------------
Planned Balances              PA, PB, PC, PD, PK, PG and        Between 100% and 275%
                                PL
Maximum Scheduled Balances    E and F                                   105%
Minimum Scheduled Balances    E and F                                   180%
Targeted Balances             AD and FC                                 105%
Planned Balances              PM and PN                         Between 100% and 350%
Targeted Balances             J and FA                                  110%
Maximum Scheduled Balance     J, FA, FB and SB                          285%
Minimum Scheduled Balance     J, FA, FB and SB                          350%

     There is no assurance that the principal balance or aggregate principal balance of any Class or group of Classes listed above will conform on any Distribution Date to the applicable balance specified for such Distribution Date in the Principal Balance Schedules herein, or that distributions of principal on such Class or group of Classes will begin or end on the respective Distribution Dates specified therein. Because any excess of the principal distribution on any Distribution Date over the amount necessary to reduce any such Class or group of Classes to its scheduled balance will be distributed, the ability to reduce such Class or group of Classes will not be enhanced by the averaging of high and low principal payments from month to month. In addition, even if prepayments on the related Mortgage Loans occur at rates falling within the Structuring Ranges specified above, principal distributions may be insufficient to reduce such Class or group of Classes to its scheduled balance if such prepayments do not occur at a constant PSA rate. Moreover, because of the diverse remaining terms to maturity of the underlying Mortgage Loans (which may include recently originated Mortgage Loans), the Classes or group of Classes specified above may not be reduced to their scheduled balances, even if prepayments occur at a constant rate within the applicable Structuring Range or at the rate specified above.

     Initial Effective Ranges. The Effective Range for a Class is the range of prepayment rates (measured by constant PSA rates) that would reduce such Class to its scheduled balance on each Distribution Date. The Initial Effective Ranges set forth in the table below are based upon the assumed characteristics of the underlying Mortgage Loans, as applicable, specified in the Pricing Assumptions.

                      Initial Effective
Related Classes             Ranges
----------------    ----------------------
      PA            Between 100% and 360%
      PB            Between 100% and 323%
      PC            Between 100% and 281%
      PD            Between 100% and 275%
      PK            Between 100% and 275%
      PG            Between  76% and 275%
      PL            Between  60% and 275%
      PM            Between 100% and 371%
      PN            Between 100% and 350%

     The actual Effective Ranges at any time will be based upon the actual characteristics of the underlying Mortgage Loans, as applicable, at such time, which are likely to vary (and may vary considerably) from the Pricing Assumptions. The actual Effective Ranges calculated on the basis of the actual characteristics likely will differ from the Initial Effective Ranges. As a result, the applicable Classes might not be reduced to their scheduled balances even if prepayments on the related Mortgage Loans were to occur at a constant PSA rate within the Initial Effective Ranges (particularly if such rate were at the lower or higher end of such ranges). In addition, even if prepayments occur at rates falling within the actual Effective Ranges, principal distributions may be insufficient to reduce the applicable Classes to their scheduled balances if such prepayments do not occur at a constant PSA rate. It is highly unlikely that the Mortgage Loans will prepay at any constant PSA rate. In general, the actual Effective Ranges may narrow, widen or shift upward or downward to reflect actual prepayment experience over time. The principal payment stability of the PAC, Scheduled and TAC Classes will be supported in part by the related Support Classes. When the Support Classes are retired, any outstanding related PAC Classes may no longer have Effective Ranges and will be more sensitive to prepayments.

Yield Tables

     General. The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of applicable Classes to various constant percentages of PSA and, where specified, to changes in the Index. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable Classes, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such Classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered. There can be no assurance that the pre-tax yields on the Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of the Certificates will be as assumed. In addition, there can be no assurance that the Index will correspond to the levels shown herein. Furthermore, because some of the Mortgage Loans will likely have remaining terms to maturity shorter or longer than those assumed and interest rates higher or lower than those assumed, the principal distributions on the Certificates are likely to differ from those assumed, even if all Mortgage Loans prepay at the indicated constant percentages of PSA. Moreover, it is not likely that the Mortgage Loans will prepay at a constant PSA rate until maturity, that all of such Mortgage Loans will prepay at the same rate or that the level of the Index will remain constant.

     The Interest Only Classes and the SB, SD and SH Classes. The yields to investors in the Interest Only Classes and the SB, SD and SH Classes will be sensitive in varying degrees to the rate of principal payments (including prepayments) of the related Mortgage Loans. In addition, the yields to investors in the Inverse Floating Rate Classes will be sensitive in varying degrees to the level of the Index. The Mortgage Loans generally can be prepaid at any time. In addition, the rate of principal payments (including prepayments) of the Mortgage Loans is likely to vary, and may vary considerably, from Pool to Pool. As indicated in the tables below, it is possible that, under certain prepayment and, if applicable, Index scenarios, investors in the Interest Only Classes and the SB Class would not fully recoup their initial investments. On the basis of the assumptions described below, the yield to maturity on the AK, PH, PJ, PT, AB and PV Classes would be 0% if prepayments of the related Mortgage Loans were to occur at constant rates of approximately 520% PSA, 512% PSA, 445% PSA, 599% PSA, 712% PSA and 590% PSA, respectively. If the actual prepayment rate of the related Mortgage Loans were to exceed any of the applicable levels for as little as one month while equaling such level for the remaining months, the investors in the AK, PH, PJ, PT, AB and PV Classes, as applicable, would not fully recoup their initial investments.

     Changes in the Index may not correlate with changes in prevailing mortgage interest rates. It is possible that lower prevailing mortgage interest rates, which might be expected to result in faster prepayments, could occur concurrently with an increased level of the Index.

     The information set forth in the following tables was prepared on the basis of the Pricing Assumptions and the assumptions that (i) the interest rates applicable to the Inverse Floating Rate Classes for each Interest Accrual Period subsequent to the initial Interest Accrual Period will be based on the indicated level of the Index and (ii) the aggregate purchase prices of the Classes specified below (expressed in each case as a percentage of original principal balance) are as follows:

                                    Class                              Price*
        ----------------------------------------------------------   ----------
        AK........................................................    48.87500%
        PH........................................................    21.37500%
        PJ .......................................................    43.81250%
        PT .......................................................    29.78125%
        AB .......................................................    20.87500%
        PV .......................................................    49.03125%
        S  .......................................................     4.37500%
        SC .......................................................     4.50000%
        SA .......................................................     5.18750%
        SB .......................................................   107.50000%
        SH .......................................................    88.75000%
        SG .......................................................    11.00000%
        SD .......................................................    97.00000%

        -----------------------
        * The prices do not include accrued interest. Accrued interest has been added to such prices in calculating the yields set forth in the tables below.

      Sensitivity of the AK, PH, PJ, PT, AB and PV Classes to Prepayments
                          (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                        --------------------------------------------
                Class                    50%      100%      200%      300%      500%
-------------------------------------   -----     -----     -----     -----     ----
AK...................................   14.6%     14.4%     13.0%     10.1%     1.0%

                                                  PSA Prepayment Assumption
                                        ----------------------------------------------
                Class                    50%      100%      180%      275%       500%
-------------------------------------   -----     -----     -----     -----     ------
PH...................................   15.7%     11.1%     11.1%     11.1%       1.2%
PJ ..................................   12.6%      9.3%      9.3%      9.3%     (3.5)%

                                                  PSA Prepayment Assumption
                                        ----------------------------------------------
                Class                    50%      100%      285%      350%       500%
-------------------------------------   -----     -----     -----     -----     ------
PT ..................................   20.2%     13.5%     13.5%     13.5%       6.2%
AB ..................................   24.8%     15.0%     15.0%     15.0%      12.1%
PV ..................................   13.1%      9.8%      9.8%      9.8%       4.0%


              Sensitivity of the S Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                                  PSA Prepayment Assumption
                                        -----------------------------------------------------
                LIBOR                    50%        100%       180%        275%        500%
-------------------------------------   ------     ------     -------     -------     -------
3.6875%..............................   124.2%     117.6%      115.0%      113.6%       95.6%
5.6875%..............................    64.2%      57.8%       52.5%       49.0%       22.2%
7.6875%..............................    11.5%       5.3%      (6.7)%     (17.1)%     (61.9)%
8.6000%..............................        *          *           *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.


              Sensitivity of the SC Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                                  PSA Prepayment Assumption
                                        ----------------------------------------------------
                LIBOR                    50%        100%       180%       275%        500%
-------------------------------------   ------     ------     ------     -------     -------
3.6875%..............................   122.4%     115.6%     114.3%      107.8%       86.3%
5.6875%..............................    64.6%      58.4%      55.6%       42.2%       13.8%
7.6875%..............................    15.6%      10.4%       3.8%     (29.7)%     (69.7)%
8.6000%..............................        *          *          *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.

              Sensitivity of the SA Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                                PSA Prepayment Assumption
                                     --------------------------------------------------------------
              LIBOR                   50%       100%      110%       285%        350%        500%
---------------------------------    ------     -----     -----     -------     -------     -------
3.648%...........................    102.9%     97.9%     96.3%       88.9%       85.6%       79.0%
5.648%...........................     55.3%     51.3%     49.4%       34.8%       29.4%       19.5%
7.648%...........................     12.1%      7.9%      5.7%     (26.0)%     (35.6)%     (51.0)%
8.600%...........................      *          *         *          *           *           *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.


              Sensitivity of the SB Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                     -------------------------------------------------------------
              LIBOR                   50%        100%       110%       285%       350%       500%
---------------------------------    ------     ------     ------     ------     ------     ------
3.648%...........................     37.3%      37.3%      37.3%      32.0%      31.9%      31.7%
5.648%...........................     20.9%      20.9%      20.9%      16.0%      15.9%      15.7%
7.648%...........................      5.1%       5.1%       5.0%       0.8%       0.7%       0.6%
8.350%...........................    (0.3)%     (0.4)%     (0.4)%     (4.3)%     (4.4)%     (4.6)%


              Sensitivity of the SH Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                               PSA Prepayment Assumption
                                     ---------------------------------------------
              LIBOR                   50%      100%      200%      300%      500%
---------------------------------    -----     -----     -----     -----     -----
3.6875%..........................    39.6%     39.6%     39.6%     55.4%     71.3%
5.6875%..........................    15.2%     15.4%     15.4%     32.2%     48.6%
7.0000% and above................     0.6%      0.7%      0.7%     17.9%     34.4%


              Sensitivity of the SG Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                     -------------------------------------------------
              LIBOR                   50%      100%       200%        300%       500%
---------------------------------    -----     -----     -------     -------     -----
3.656%...........................    31.8%     30.7%     (18.3)%     (28.0)%       *
5.656%...........................    10.4%      6.9%     (45.7)%     (49.5)%       *
7.000% and above.................      *         *          *           *          *

     --------------------
     * The pre-tax yield to maturity would be less than (99.9)%.



              Sensitivity of the SD Class to Prepayments and LIBOR
                          (Pre-Tax Yields to Maturity)

                                               PSA Prepayment Assumption
                                     ---------------------------------------------
              LIBOR                   50%      100%      200%      300%      500%
---------------------------------    -----     -----     -----     -----     -----
7.00% and below..................    11.0%     11.1%     11.1%     14.7%     18.0%
7.50%............................     5.8%      5.8%      5.8%      9.8%     13.3%
8.05%............................     0.1%      0.2%      0.2%      4.4%      8.3%

     The Principal Only Classes. The Principal Only Classes will not bear interest. As indicated in the tables below, a low rate of principal payments (including prepayments) on the related Mortgage Loans will have a negative effect on the yields to investors in the Principal Only Classes.

     The information set forth in the following tables was prepared on the basis of the Pricing Assumptions and the assumption that the aggregate purchase prices of the Principal Only Classes (expressed in each case as a percentage of original principal balance) are as follows:

                                      Class                            Price
        -----------------------------------------------------------   --------
        A .........................................................   92.8125%
        PO.........................................................   61.5625%


            Sensitivity of the Principal Only Classes to Prepayments
                          (Pre-Tax Yields to Maturity)

                                                 PSA Prepayment Assumption
                                        -------------------------------------------
                Class                   50%      100%     200%      300%      500%
-------------------------------------   ----     ----     -----     -----     -----
A ...................................   3.2%     4.5%      6.5%      8.2%     11.1%
PO...................................   2.7%     4.1%     24.7%     41.5%     83.0%


Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date to the next Distribution Date by the number of years from the Settlement Date to the second such Distribution Date,
(b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal balance of such Certificate referred to in clause (a). For a description of the factors which may influence the weighted average life of a Certificate, see "Description of the Certificates-- Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus.

     In general, the weighted average lives of the Certificates will be shortened if the level of prepayments of principal of the related Mortgage Loans increases. However, the weighted average lives will depend upon a variety of other factors, including the timing of changes in such rate of principal payments, the priority sequences of distributions of principal of the Group 1, Group 2 and Group 3 Classes and, in the case of the Group 4 and Group 5 Classes, the priority sequences of distributions of principal for the Underlying REMIC Trusts. The weighted average lives of the Group 2 and Group 3 Classes will also depend on the distribution of principal of certain Classes in accordance with the Principal Balance Schedules. See "Distributions of Principal" herein and "Description of the Certificates--Distributions of Principal" in the Underlying REMIC Disclosure Documents.

     The effect of the foregoing factors may differ as to various Classes and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class. Further, to the extent the prices of the Certificates represent discounts or premiums to their respective original principal balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes may be affected at various constant prepayment rates, see the Decrement Tables below.

Decrement Tables

     The following tables indicate the percentages of original principal balances of the specified Classes that would be outstanding after each of the dates shown at various constant PSA levels and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Pricing Assumptions, except that with respect to the information set forth for each such Class under 0% PSA it has been assumed that the underlying Mortgage Loans have the original and remaining terms to maturity and bear interest at the per annum rates specified below:

Mortgage Loans relating to
     the Trust MBS and          Original      Remaining
  Underlying REMIC Trusts         Terms         Terms       Interest   Related
      specified below          to Maturity   to Maturity     Rates      Groups
---------------------------    -----------   -----------    --------   --------
Group 1 MBS                     360 months    360 months      10.0%    Group 1
Group 2 MBS                     360 months    360 months      10.0%    Group 2
Group 3 MBS                     360 months    360 months      10.5%    Group 3
1997-46                         360 months    358 months      10.0%    Group 4
1994-72                         360 months    320 months       8.5%    Group 5

     It is not likely that (i) all of the underlying Mortgage Loans will have the interest rates, CAGEs or remaining terms to maturity assumed or (ii) the underlying Mortgage Loans will prepay at a constant PSA level. In addition, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the tables at the specified constant PSA levels, even if the distributions of the weighted average remaining terms to maturity and the weighted average CAGEs of the Mortgage Loans are identical to the distributions of the remaining terms to maturity and CAGEs specified in the Pricing Assumptions.

              Percent of Original Principal Balances Outstanding

                                 A Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
August 1998.........     96     79     64     49     19
August 1999.........     91     39      0      0      0
August 2000.........     86      0      0      0      0
August 2001.........     81      0      0      0      0
August 2002.........     75      0      0      0      0
August 2003.........     69      0      0      0      0
August 2004.........     62      0      0      0      0
August 2005.........     55      0      0      0      0
August 2006.........     46      0      0      0      0
August 2007.........     36      0      0      0      0
August 2008.........     26      0      0      0      0
August 2009.........     14      0      0      0      0
August 2010.........      *      0      0      0      0
August 2011.........      0      0      0      0      0
August 2012.........      0      0      0      0      0
August 2013.........      0      0      0      0      0
August 2014.........      0      0      0      0      0
August 2015.........      0      0      0      0      0
August 2016.........      0      0      0      0      0
August 2017.........      0      0      0      0      0
August 2018.........      0      0      0      0      0
August 2019.........      0      0      0      0      0
August 2020.........      0      0      0      0      0
August 2021.........      0      0      0      0      0
August 2022.........      0      0      0      0      0
August 2023.........      0      0      0      0      0
August 2024.........      0      0      0      0      0
August 2025.........      0      0      0      0      0
August 2026.........      0      0      0      0      0
August 2027.........      0      0      0      0      0
Weighted Average
 Life (years)**.....    7.9    1.7    1.2    0.9    0.7


                                 B Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100     99     90     72
August 2000.........   100     98     81     66     39
August 2001.........   100     89     66     47     16
August 2002.........   100     80     53     31      *
August 2003.........   100     72     41     19      0
August 2004.........   100     64     31      8      0
August 2005.........   100     57     23      *      0
August 2006.........   100     50     15      0      0
August 2007.........   100     43      8      0      0
August 2008.........   100     37      2      0      0
August 2009.........   100     32      0      0      0
August 2010.........   100     26      0      0      0
August 2011.........    97     21      0      0      0
August 2012.........    94     16      0      0      0
August 2013.........    90     12      0      0      0
August 2014.........    86      7      0      0      0
August 2015.........    82      3      0      0      0
August 2016.........    77      0      0      0      0
August 2017.........    71      0      0      0      0
August 2018.........    65      0      0      0      0
August 2019.........    58      0      0      0      0
August 2020.........    50      0      0      0      0
August 2021.........    42      0      0      0      0
August 2022.........    33      0      0      0      0
August 2023.........    22      0      0      0      0
August 2024.........    11      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  22.3    9.6    5.7    4.1    2.8


                                 C Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........    99     95     92     89     82
August 1999.........    98     86     77     70     56
August 2000.........    97     76     63     51     31
August 2001.........    96     69     51     36     13
August 2002.........    95     62     41     24      *
August 2003.........    93     56     32     14      0
August 2004.........    92     50     24      6      0
August 2005.........    90     44     18      *      0
August 2006.........    88     39     12      0      0
August 2007.........    86     34      6      0      0
August 2008.........    83     29      2      0      0
August 2009.........    81     25      0      0      0
August 2010.........    78     20      0      0      0
August 2011.........    76     16      0      0      0
August 2012.........    73     13      0      0      0
August 2013.........    70      9      0      0      0
August 2014.........    67      6      0      0      0
August 2015.........    63      3      0      0      0
August 2016.........    60      0      0      0      0
August 2017.........    55      0      0      0      0
August 2018.........    50      0      0      0      0
August 2019.........    45      0      0      0      0
August 2020.........    39      0      0      0      0
August 2021.........    33      0      0      0      0
August 2022.........    25      0      0      0      0
August 2023.........    17      0      0      0      0
August 2024.........     9      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  19.1    7.8    4.7    3.4    2.3


                                 D Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100    100
August 2002.........   100    100    100    100    100
August 2003.........   100    100    100    100    100
August 2004.........   100    100    100    100    100
August 2005.........   100    100    100    100    100
August 2006.........   100    100    100    100     80
August 2007.........   100    100    100    100     55
August 2008.........   100    100    100    100     38
August 2009.........   100    100    100    100     26
August 2010.........   100    100    100    100     18
August 2011.........   100    100    100     92     12
August 2012.........   100    100    100     73      8
August 2013.........   100    100    100     58      5
August 2014.........   100    100    100     45      4
August 2015.........   100    100    100     35      2
August 2016.........   100    100     98     28      2
August 2017.........   100    100     81     21      1
August 2018.........   100    100     66     16      1
August 2019.........   100    100     53     12      *
August 2020.........   100    100     42      9      *
August 2021.........   100    100     33      7      *
August 2022.........   100    100     25      5      *
August 2023.........   100     93     18      3      *
August 2024.........   100     67     12      2      *
August 2025.........   100     42      7      1      *
August 2026.........   100     17      3      *      *
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  29.7   27.7   22.9   17.6   11.1

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

                                 G Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
August 1998.........     99     95     91     88     80
August 1999.........     98     85     75     68     55
August 2000.........     96     74     62     50     30
August 2001.........     95     67     50     36     12
August 2002.........     94     61     40     24      *
August 2003.........     93     54     31     14      0
August 2004.........     91     48     24      6      0
August 2005.........     89     43     17      *      0
August 2006.........     87     38     11      0      0
August 2007.........     85     33      6      0      0
August 2008.........     82     28      2      0      0
August 2009.........     79     24      0      0      0
August 2010.........     76     20      0      0      0
August 2011.........     74     16      0      0      0
August 2012.........     71     12      0      0      0
August 2013.........     68      9      0      0      0
August 2014.........     65      6      0      0      0
August 2015.........     62      2      0      0      0
August 2016.........     58      0      0      0      0
August 2017.........     54      0      0      0      0
August 2018.........     49      0      0      0      0
August 2019.........     44      0      0      0      0
August 2020.........     38      0      0      0      0
August 2021.........     32      0      0      0      0
August 2022.........     25      0      0      0      0
August 2023.........     17      0      0      0      0
August 2024.........      8      0      0      0      0
August 2025.........      0      0      0      0      0
August 2026.........      0      0      0      0      0
August 2027.........      0      0      0      0      0
Weighted Average
 Life (years)**.....   18.8    7.7    4.6    3.4    2.3


                                 H Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........    99     96     93     90     84
August 1999.........    98     88     79     71     58
August 2000.........    97     78     65     53     31
August 2001.........    96     71     53     37     13
August 2002.........    95     64     42     25      *
August 2003.........    94     57     33     15      0
August 2004.........    92     51     25      7      0
August 2005.........    91     45     18      *      0
August 2006.........    89     40     12      0      0
August 2007.........    87     35      7      0      0
August 2008.........    85     30      2      0      0
August 2009.........    82     25      0      0      0
August 2010.........    80     21      0      0      0
August 2011.........    77     17      0      0      0
August 2012.........    75     13      0      0      0
August 2013.........    72      9      0      0      0
August 2014.........    69      6      0      0      0
August 2015.........    65      3      0      0      0
August 2016.........    61      0      0      0      0
August 2017.........    57      0      0      0      0
August 2018.........    52      0      0      0      0
August 2019.........    46      0      0      0      0
August 2020.........    40      0      0      0      0
August 2021.........    33      0      0      0      0
August 2022.........    26      0      0      0      0
August 2023.........    18      0      0      0      0
August 2024.........     9      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  19.4    8.0    4.8    3.5    2.4


                                 AJ Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100    100
August 2002.........   100    100    100    100    100
August 2003.........   100    100    100    100      0
August 2004.........   100    100    100    100      0
August 2005.........   100    100    100    100      0
August 2006.........   100    100    100     23      0
August 2007.........   100    100    100      0      0
August 2008.........   100    100    100      0      0
August 2009.........   100    100     70      0      0
August 2010.........   100    100     19      0      0
August 2011.........   100    100      0      0      0
August 2012.........   100    100      0      0      0
August 2013.........   100    100      0      0      0
August 2014.........   100    100      0      0      0
August 2015.........   100    100      0      0      0
August 2016.........   100     94      0      0      0
August 2017.........   100     52      0      0      0
August 2018.........   100     13      0      0      0
August 2019.........   100      0      0      0      0
August 2020.........   100      0      0      0      0
August 2021.........   100      0      0      0      0
August 2022.........   100      0      0      0      0
August 2023.........   100      0      0      0      0
August 2024.........   100      0      0      0      0
August 2025.........    82      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  28.2   20.1   12.4    8.7    5.4


                          AK+, LL and MM Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........    99     99     99     99     99
August 2002.........    98     98     98     98     98
August 2003.........    96     96     96     96     84
August 2004.........    95     95     95     95     40
August 2005.........    94     94     94     94     10
August 2006.........    93     93     93     93      0
August 2007.........    92     92     92     72      0
August 2008.........    90     90     90     47      0
August 2009.........    89     89     89     26      0
August 2010.........    88     88     88      9      0
August 2011.........    87     87     75      0      0
August 2012.........    86     86     55      0      0
August 2013.........    84     84     38      0      0
August 2014.........    83     83     23      0      0
August 2015.........    82     82     10      0      0
August 2016.........    81     81      0      0      0
August 2017.........    80     80      0      0      0
August 2018.........    78     78      0      0      0
August 2019.........    77     65      0      0      0
August 2020.........    76     47      0      0      0
August 2021.........    75     29      0      0      0
August 2022.........    74     12      0      0      0
August 2023.........    72      0      0      0      0
August 2024.........    71      0      0      0      0
August 2025.........    70      0      0      0      0
August 2026.........    31      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  24.9   21.0   14.9   10.8    6.8




                            PA and PH+ Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
August 1998.........    100    100    100    100    100
August 1999.........    100    100    100    100    100
August 2000.........     99     93     93     93     34
August 2001.........     88      6      6      6      0
August 2002.........     77      0      0      0      0
August 2003.........     64      0      0      0      0
August 2004.........     49      0      0      0      0
August 2005.........     33      0      0      0      0
August 2006.........     16      0      0      0      0
August 2007.........      0      0      0      0      0
August 2008.........      0      0      0      0      0
August 2009.........      0      0      0      0      0
August 2010.........      0      0      0      0      0
August 2011.........      0      0      0      0      0
August 2012.........      0      0      0      0      0
August 2013.........      0      0      0      0      0
August 2014.........      0      0      0      0      0
August 2015.........      0      0      0      0      0
August 2016.........      0      0      0      0      0
August 2017.........      0      0      0      0      0
August 2018.........      0      0      0      0      0
August 2019.........      0      0      0      0      0
August 2020.........      0      0      0      0      0
August 2021.........      0      0      0      0      0
August 2022.........      0      0      0      0      0
August 2023.........      0      0      0      0      0
August 2024.........      0      0      0      0      0
August 2025.........      0      0      0      0      0
August 2026.........      0      0      0      0      0
August 2027.........      0      0      0      0      0
Weighted Average
 Life (years)**.....    6.8    3.5    3.5    3.5    3.0


                                 PB Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100      0
August 2002.........   100      0      0      0      0
August 2003.........   100      0      0      0      0
August 2004.........   100      0      0      0      0
August 2005.........   100      0      0      0      0
August 2006.........   100      0      0      0      0
August 2007.........    94      0      0      0      0
August 2008.........    63      0      0      0      0
August 2009.........    28      0      0      0      0
August 2010.........     0      0      0      0      0
August 2011.........     0      0      0      0      0
August 2012.........     0      0      0      0      0
August 2013.........     0      0      0      0      0
August 2014.........     0      0      0      0      0
August 2015.........     0      0      0      0      0
August 2016.........     0      0      0      0      0
August 2017.........     0      0      0      0      0
August 2018.........     0      0      0      0      0
August 2019.........     0      0      0      0      0
August 2020.........     0      0      0      0      0
August 2021.........     0      0      0      0      0
August 2022.........     0      0      0      0      0
August 2023.........     0      0      0      0      0
August 2024.........     0      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  11.4    4.5    4.5    4.5    3.3


                                 PC Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100     32
August 2002.........   100     96     96     96      0
August 2003.........   100     49     49     49      0
August 2004.........   100      4      4      4      0
August 2005.........   100      0      0      0      0
August 2006.........   100      0      0      0      0
August 2007.........   100      0      0      0      0
August 2008.........   100      0      0      0      0
August 2009.........   100      0      0      0      0
August 2010.........    96      0      0      0      0
August 2011.........    78      0      0      0      0
August 2012.........    58      0      0      0      0
August 2013.........    36      0      0      0      0
August 2014.........    12      0      0      0      0
August 2015.........     0      0      0      0      0
August 2016.........     0      0      0      0      0
August 2017.........     0      0      0      0      0
August 2018.........     0      0      0      0      0
August 2019.........     0      0      0      0      0
August 2020.........     0      0      0      0      0
August 2021.........     0      0      0      0      0
August 2022.........     0      0      0      0      0
August 2023.........     0      0      0      0      0
August 2024.........     0      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  15.3    6.0    6.0    6.0    3.9


                                 PD Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100    100
August 2002.........   100    100    100    100     19
August 2003.........   100    100    100    100      0
August 2004.........   100    100    100    100      0
August 2005.........   100     48     48     48      0
August 2006.........   100      0      0      0      0
August 2007.........   100      0      0      0      0
August 2008.........   100      0      0      0      0
August 2009.........   100      0      0      0      0
August 2010.........   100      0      0      0      0
August 2011.........   100      0      0      0      0
August 2012.........   100      0      0      0      0
August 2013.........   100      0      0      0      0
August 2014.........   100      0      0      0      0
August 2015.........    81      0      0      0      0
August 2016.........    41      0      0      0      0
August 2017.........     0      0      0      0      0
August 2018.........     0      0      0      0      0
August 2019.........     0      0      0      0      0
August 2020.........     0      0      0      0      0
August 2021.........     0      0      0      0      0
August 2022.........     0      0      0      0      0
August 2023.........     0      0      0      0      0
August 2024.........     0      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  18.8    8.0    8.0    8.0    4.7

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                 PK Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
August 1998.........    100    100    100    100    100
August 1999.........    100    100    100    100    100
August 2000.........    100    100    100    100    100
August 2001.........    100    100    100    100    100
August 2002.........    100    100    100    100    100
August 2003.........    100    100    100    100     59
August 2004.........    100    100    100    100     23
August 2005.........    100    100    100    100      0
August 2006.........    100     97     97     97      0
August 2007.........    100     69     69     69      0
August 2008.........    100     46     46     46      0
August 2009.........    100     27     27     27      0
August 2010.........    100     11     11     11      0
August 2011.........    100      0      0      0      0
August 2012.........    100      0      0      0      0
August 2013.........    100      0      0      0      0
August 2014.........    100      0      0      0      0
August 2015.........    100      0      0      0      0
August 2016.........    100      0      0      0      0
August 2017.........     98      0      0      0      0
August 2018.........     68      0      0      0      0
August 2019.........     35      0      0      0      0
August 2020.........      0      0      0      0      0
August 2021.........      0      0      0      0      0
August 2022.........      0      0      0      0      0
August 2023.........      0      0      0      0      0
August 2024.........      0      0      0      0      0
August 2025.........      0      0      0      0      0
August 2026.........      0      0      0      0      0
August 2027.........      0      0      0      0      0
Weighted Average
 Life (years)**.....   21.5   11.0   11.0   11.0    6.3


                                 PG Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100    100
August 2002.........   100    100    100    100    100
August 2003.........   100    100    100    100    100
August 2004.........   100    100    100    100    100
August 2005.........   100    100    100    100     91
August 2006.........   100    100    100    100      8
August 2007.........   100    100    100    100      0
August 2008.........   100    100    100    100      0
August 2009.........   100    100    100    100      0
August 2010.........   100    100    100    100      0
August 2011.........   100     90     90     90      0
August 2012.........   100     39     39     39      0
August 2013.........   100      0      0      0      0
August 2014.........   100      0      0      0      0
August 2015.........   100      0      0      0      0
August 2016.........   100      0      0      0      0
August 2017.........   100      0      0      0      0
August 2018.........   100      0      0      0      0
August 2019.........   100      0      0      0      0
August 2020.........    96      0      0      0      0
August 2021.........     0      0      0      0      0
August 2022.........     0      0      0      0      0
August 2023.........     0      0      0      0      0
August 2024.........     0      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  23.3   14.8   14.8   14.8    8.5


                                 PL Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100    100
August 2002.........   100    100    100    100    100
August 2003.........   100    100    100    100    100
August 2004.........   100    100    100    100    100
August 2005.........   100    100    100    100    100
August 2006.........   100    100    100    100    100
August 2007.........   100    100    100    100     72
August 2008.........   100    100    100    100     49
August 2009.........   100    100    100    100     34
August 2010.........   100    100    100    100     23
August 2011.........   100    100    100    100     16
August 2012.........   100    100    100    100     11
August 2013.........   100     99     99     99      7
August 2014.........   100     79     79     79      5
August 2015.........   100     63     63     63      3
August 2016.........   100     50     50     50      2
August 2017.........   100     39     39     39      1
August 2018.........   100     30     30     30      1
August 2019.........   100     23     23     23      1
August 2020.........   100     17     17     17      *
August 2021.........    45     13     13     13      *
August 2022.........     9      9      9      9      *
August 2023.........     6      6      6      6      *
August 2024.........     4      4      4      4      *
August 2025.........     2      2      2      2      *
August 2026.........     1      1      1      1      *
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  24.2   19.9   19.9   19.9   11.7


                                PJ+ Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100     74
August 2002.........   100     89     89     89     52
August 2003.........   100     78     78     78     31
August 2004.........   100     67     67     67     16
August 2005.........   100     57     57     57      5
August 2006.........   100     48     48     48      *
August 2007.........    99     36     36     36      0
August 2008.........    96     26     26     26      0
August 2009.........    93     17     17     17      0
August 2010.........    89     11     11     11      0
August 2011.........    85      5      5      5      0
August 2012.........    80      2      2      2      0
August 2013.........    75      0      0      0      0
August 2014.........    69      0      0      0      0
August 2015.........    63      0      0      0      0
August 2016.........    56      0      0      0      0
August 2017.........    48      0      0      0      0
August 2018.........    35      0      0      0      0
August 2019.........    21      0      0      0      0
August 2020.........     6      0      0      0      0
August 2021.........     0      0      0      0      0
August 2022.........     0      0      0      0      0
August 2023.........     0      0      0      0      0
August 2024.........     0      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  18.7    8.9    8.9    8.9    5.3



                           E, F and S+ Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
August 1998.........     96     90     90     90     90
August 1999.........     92     74     73     73     46
August 2000.........     87     55     47     43      0
August 2001.........     84     52     37     27      0
August 2002.........     81     48     28     15      0
August 2003.........     78     45     21      7      0
August 2004.........     74     41     15      3      0
August 2005.........     70     37     10      *      0
August 2006.........     66     33      6      *      0
August 2007.........     61     27      2      *      0
August 2008.........     56     20      0      *      0
August 2009.........     51     11      0      *      0
August 2010.........     45      2      0      *      0
August 2011.........     39      0      0      *      0
August 2012.........     32      0      0      *      0
August 2013.........     25      0      0      *      0
August 2014.........     17      0      0      *      0
August 2015.........      9      0      0      *      0
August 2016.........      *      0      0      *      0
August 2017.........      0      0      0      *      0
August 2018.........      0      0      0      *      0
August 2019.........      0      0      0      *      0
August 2020.........      0      0      0      *      0
August 2021.........      0      0      0      *      0
August 2022.........      0      0      0      *      0
August 2023.........      0      0      0      *      0
August 2024.........      0      0      0      *      0
August 2025.........      0      0      0      *      0
August 2026.........      0      0      0      *      0
August 2027.........      0      0      0      0      0
Weighted Average
 Life (years)**.....   11.2    5.9    3.8    3.1    1.9


                                 Z Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   108    108     77     38      0
August 1999.........   116    116     20      0      0
August 2000.........   125    125      0      0      0
August 2001.........   135    135      0      0      0
August 2002.........   145    145      0      0      0
August 2003.........   157    157      0      0      0
August 2004.........   169    169      0      0      0
August 2005.........   182    182      0      0      0
August 2006.........   196    196      0      0      0
August 2007.........   211    211      0      0      0
August 2008.........   228    228      0      0      0
August 2009.........   245    245      0      0      0
August 2010.........   264    264      0      0      0
August 2011.........   285    213      0      0      0
August 2012.........   307    145      0      0      0
August 2013.........   331     72      0      0      0
August 2014.........   356      0      0      0      0
August 2015.........   384      0      0      0      0
August 2016.........   414      0      0      0      0
August 2017.........   370      0      0      0      0
August 2018.........   323      0      0      0      0
August 2019.........   272      0      0      0      0
August 2020.........   216      0      0      0      0
August 2021.........   157      0      0      0      0
August 2022.........     0      0      0      0      0
August 2023.........     0      0      0      0      0
August 2024.........     0      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  22.8   15.1    1.5    0.8    0.5


                                 ZA Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   108    108    108    108      0
August 1999.........   116    116    116      0      0
August 2000.........   125    125    125      0      0
August 2001.........   135    135    135      0      0
August 2002.........   145    145    145      0      0
August 2003.........   157    157    157      0      0
August 2004.........   169    169    169      0      0
August 2005.........   182    182    182      0      0
August 2006.........   196    196    196      0      0
August 2007.........   211    211    211      0      0
August 2008.........   228    228    158      0      0
August 2009.........   245    245     54      0      0
August 2010.........   264    264      0      0      0
August 2011.........   285    285      0      0      0
August 2012.........   307    307      0      0      0
August 2013.........   331    331      0      0      0
August 2014.........   356    344      0      0      0
August 2015.........   384    152      0      0      0
August 2016.........   414      0      0      0      0
August 2017.........   446      0      0      0      0
August 2018.........   481      0      0      0      0
August 2019.........   518      0      0      0      0
August 2020.........   558      0      0      0      0
August 2021.........   602      0      0      0      0
August 2022.........   648      0      0      0      0
August 2023.........   115      0      0      0      0
August 2024.........     0      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  25.6   17.9   11.5    1.5    0.9


                                 ZB Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   108    108    108    108     91
August 1999.........   116    116    116     60      0
August 2000.........   125    125    125      0      0
August 2001.........   135    135    135      0      0
August 2002.........   145    145    145      0      0
August 2003.........   157    157    157      0      0
August 2004.........   169    169    169      0      0
August 2005.........   182    182    182      0      0
August 2006.........   196    196    196      0      0
August 2007.........   211    211    211      0      0
August 2008.........   228    228    228      0      0
August 2009.........   245    245    245      0      0
August 2010.........   264    264    244      0      0
August 2011.........   285    285    222      0      0
August 2012.........   307    307    201      0      0
August 2013.........   331    331    180      0      0
August 2014.........   356    356    159      0      0
August 2015.........   384    384    140      0      0
August 2016.........   414    397    122      0      0
August 2017.........   446    356    105      0      0
August 2018.........   481    315     89      0      0
August 2019.........   518    275     75      0      0
August 2020.........   558    236     62      0      0
August 2021.........   602    198     50      0      0
August 2022.........   648    161     39      0      0
August 2023.........   699    125     29      0      0
August 2024.........   583     90     20      0      0
August 2025.........   408     56     12      0      0
August 2026.........   215     24      5      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  28.2   24.0   19.4    2.0    1.2

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                          AD, FC and SC+ Classes
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
August 1998.........     98     91     91     91     91
August 1999.........     95     76     75     74     38
August 2000.........     93     58     56     33      0
August 2001.........     92     57     51     15      0
August 2002.........     91     56     43      2      0
August 2003.........     91     55     37      0      0
August 2004.........     90     55     32      0      0
August 2005.........     89     54     29      0      0
August 2006.........     88     52     26      0      0
August 2007.........     86     50     23      0      0
August 2008.........     85     46     19      0      0
August 2009.........     84     42     15      0      0
August 2010.........     83     36     11      0      0
August 2011.........     81     30      6      0      0
August 2012.........     79     23      2      0      0
August 2013.........     78     16      0      0      0
August 2014.........     76      8      0      0      0
August 2015.........     74      *      0      0      0
August 2016.........     71      0      0      0      0
August 2017.........     69      0      0      0      0
August 2018.........     66      0      0      0      0
August 2019.........     64      0      0      0      0
August 2020.........     61      0      0      0      0
August 2021.........     58      0      0      0      0
August 2022.........     41      0      0      0      0
August 2023.........     18      0      0      0      0
August 2024.........      0      0      0      0      0
August 2025.........      0      0      0      0      0
August 2026.........      0      0      0      0      0
August 2027.........      0      0      0      0      0
Weighted Average
 Life (years)**.....   20.5    8.6    5.7    2.7    1.8


                                 AE Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100     85     67     22
August 1999.........   100    100     54      0      0
August 2000.........   100    100     17      0      0
August 2001.........   100    100      0      0      0
August 2002.........   100    100      0      0      0
August 2003.........   100    100      0      0      0
August 2004.........   100    100      0      0      0
August 2005.........   100    100      0      0      0
August 2006.........   100    100      0      0      0
August 2007.........   100    100      0      0      0
August 2008.........   100    100      0      0      0
August 2009.........   100    100      0      0      0
August 2010.........   100    100      0      0      0
August 2011.........   100    100      0      0      0
August 2012.........   100    100      0      0      0
August 2013.........   100    100      0      0      0
August 2014.........   100    100      0      0      0
August 2015.........   100    100      0      0      0
August 2016.........   100     73      0      0      0
August 2017.........   100     45      0      0      0
August 2018.........   100     16      0      0      0
August 2019.........   100      0      0      0      0
August 2020.........   100      0      0      0      0
August 2021.........   100      0      0      0      0
August 2022.........   100      0      0      0      0
August 2023.........   100      0      0      0      0
August 2024.........    74      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  27.3   19.8    2.1    1.2    0.7


                                 AG Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100      0
August 2001.........   100    100    100    100      0
August 2002.........   100    100    100    100      0
August 2003.........   100    100    100      0      0
August 2004.........   100    100    100      0      0
August 2005.........   100    100    100      0      0
August 2006.........   100    100    100      0      0
August 2007.........   100    100    100      0      0
August 2008.........   100    100    100      0      0
August 2009.........   100    100    100      0      0
August 2010.........   100    100    100      0      0
August 2011.........   100    100    100      0      0
August 2012.........   100    100    100      0      0
August 2013.........   100    100      5      0      0
August 2014.........   100    100      0      0      0
August 2015.........   100    100      0      0      0
August 2016.........   100    100      0      0      0
August 2017.........   100    100      0      0      0
August 2018.........   100    100      0      0      0
August 2019.........   100      0      0      0      0
August 2020.........   100      0      0      0      0
August 2021.........   100      0      0      0      0
August 2022.........   100      0      0      0      0
August 2023.........   100      0      0      0      0
August 2024.........   100      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  27.8   21.8   15.7    5.4    2.6


                                 ZE Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   180%   275%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   108    108    108    108    108
August 1999.........   116    116    116    116    116
August 2000.........   125    125    125    125      0
August 2001.........   135    135    135    135      0
August 2002.........   145    145    145    145      0
August 2003.........   157    157    157    106      0
August 2004.........   169    169    169     39      0
August 2005.........   182    182    182      6      0
August 2006.........   196    196    196      *      0
August 2007.........   211    211    211      *      0
August 2008.........   228    228    228      *      0
August 2009.........   245    245    245      *      0
August 2010.........   264    264    264      *      0
August 2011.........   285    285    285      *      0
August 2012.........   307    307    307      *      0
August 2013.........   331    331    331      *      0
August 2014.........   356    356    295      *      0
August 2015.........   384    384    260      *      0
August 2016.........   414    414    226      *      0
August 2017.........   446    446    195      *      0
August 2018.........   481    481    166      *      0
August 2019.........   518    510    139      *      0
August 2020.........   558    437    114      *      0
August 2021.........   602    366     92      *      0
August 2022.........   648    298     71      *      0
August 2023.........   699    231     53      *      0
August 2024.........   753    167     37      *      0
August 2025.........   756    104     22      *      0
August 2026.........   398     44      9      *      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  29.0   25.7   21.6    6.5    2.7



                                 PM Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   285%   350%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
August 1998.........    100    100    100    100    100
August 1999.........    100     98     98     98     98
August 2000.........     97     71     71     71     71
August 2001.........     94     45     45     45     26
August 2002.........     91     20     20     20      0
August 2003.........     87      0      0      0      0
August 2004.........     83      0      0      0      0
August 2005.........     79      0      0      0      0
August 2006.........     74      0      0      0      0
August 2007.........     68      0      0      0      0
August 2008.........     62      0      0      0      0
August 2009.........     55      0      0      0      0
August 2010.........     47      0      0      0      0
August 2011.........     39      0      0      0      0
August 2012.........     30      0      0      0      0
August 2013.........     19      0      0      0      0
August 2014.........      8      0      0      0      0
August 2015.........      0      0      0      0      0
August 2016.........      0      0      0      0      0
August 2017.........      0      0      0      0      0
August 2018.........      0      0      0      0      0
August 2019.........      0      0      0      0      0
August 2020.........      0      0      0      0      0
August 2021.........      0      0      0      0      0
August 2022.........      0      0      0      0      0
August 2023.........      0      0      0      0      0
August 2024.........      0      0      0      0      0
August 2025.........      0      0      0      0      0
August 2026.........      0      0      0      0      0
August 2027.........      0      0      0      0      0
Weighted Average
 Life (years)**.....   11.8    3.8    3.8    3.8    3.4


                                 PN Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   285%   350%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100    100
August 2002.........   100    100    100    100     84
August 2003.........   100     97     97     97     58
August 2004.........   100     80     80     80     40
August 2005.........   100     63     63     63     28
August 2006.........   100     49     49     49     19
August 2007.........   100     38     38     38     13
August 2008.........   100     29     29     29      9
August 2009.........   100     23     23     23      6
August 2010.........   100     17     17     17      4
August 2011.........   100     13     13     13      3
August 2012.........   100     10     10     10      2
August 2013.........   100      8      8      8      1
August 2014.........   100      6      6      6      1
August 2015.........    96      4      4      4      1
August 2016.........    84      3      3      3      *
August 2017.........    71      2      2      2      *
August 2018.........    57      2      2      2      *
August 2019.........    42      1      1      1      *
August 2020.........    24      1      1      1      *
August 2021.........     5      1      1      1      *
August 2022.........     *      *      *      *      *
August 2023.........     *      *      *      *      *
August 2024.........     *      *      *      *      *
August 2025.........     *      *      *      *      *
August 2026.........     *      *      *      *      *
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  21.3   10.0   10.0   10.0    7.2


                                PT+ Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   285%   350%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100     99     99     99     99
August 2000.........    99     86     86     86     86
August 2001.........    97     73     73     73     64
August 2002.........    95     61     61     61     31
August 2003.........    94     47     47     47      0
August 2004.........    92     26     26     26      0
August 2005.........    89      6      6      6      0
August 2006.........    87      0      0      0      0
August 2007.........    84      0      0      0      0
August 2008.........    81      0      0      0      0
August 2009.........    78      0      0      0      0
August 2010.........    74      0      0      0      0
August 2011.........    70      0      0      0      0
August 2012.........    65      0      0      0      0
August 2013.........    60      0      0      0      0
August 2014.........    54      0      0      0      0
August 2015.........    45      0      0      0      0
August 2016.........    31      0      0      0      0
August 2017.........    16      0      0      0      0
August 2018.........     0      0      0      0      0
August 2019.........     0      0      0      0      0
August 2020.........     0      0      0      0      0
August 2021.........     0      0      0      0      0
August 2022.........     0      0      0      0      0
August 2023.........     0      0      0      0      0
August 2024.........     0      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  15.6    5.5    5.5    5.5    4.3

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                AB+ Class
                    ----------------------------------
                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   285%   350%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100
August 1998.........    100    100    100    100    100
August 1999.........    100     97     97     97     97
August 2000.........     96     63     63     63     63
August 2001.........     93     31     31     31      8
August 2002.........     89      *      *      *      0
August 2003.........     84      0      0      0      0
August 2004.........     79      0      0      0      0
August 2005.........     73      0      0      0      0
August 2006.........     67      0      0      0      0
August 2007.........     60      0      0      0      0
August 2008.........     52      0      0      0      0
August 2009.........     44      0      0      0      0
August 2010.........     34      0      0      0      0
August 2011.........     24      0      0      0      0
August 2012.........     12      0      0      0      0
August 2013.........      0      0      0      0      0
August 2014.........      0      0      0      0      0
August 2015.........      0      0      0      0      0
August 2016.........      0      0      0      0      0
August 2017.........      0      0      0      0      0
August 2018.........      0      0      0      0      0
August 2019.........      0      0      0      0      0
August 2020.........      0      0      0      0      0
August 2021.........      0      0      0      0      0
August 2022.........      0      0      0      0      0
August 2023.........      0      0      0      0      0
August 2024.........      0      0      0      0      0
August 2025.........      0      0      0      0      0
August 2026.........      0      0      0      0      0
August 2027.........      0      0      0      0      0
Weighted Average
 Life (years)**.....   10.6    3.4    3.4    3.4    3.2

                                PV+ Class
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   285%   350%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100    100    100
August 1999.........   100    100    100    100    100
August 2000.........   100    100    100    100    100
August 2001.........   100    100    100    100    100
August 2002.........   100    100    100    100     81
August 2003.........   100     92     92     92     60
August 2004.........   100     77     77     77     41
August 2005.........   100     64     64     64     29
August 2006.........   100     51     51     51     20
August 2007.........   100     39     39     39     14
August 2008.........   100     30     30     30      9
August 2009.........   100     24     24     24      6
August 2010.........   100     18     18     18      4
August 2011.........   100     14     14     14      3
August 2012.........   100     11     11     11      2
August 2013.........   100      8      8      8      1
August 2014.........    96      6      6      6      1
August 2015.........    90      5      5      5      1
August 2016.........    81      3      3      3      *
August 2017.........    71      3      3      3      *
August 2018.........    59      2      2      2      *
August 2019.........    43      1      1      1      *
August 2020.........    25      1      1      1      *
August 2021.........     5      1      1      1      *
August 2022.........     *      *      *      *      *
August 2023.........     *      *      *      *      *
August 2024.........     *      *      *      *      *
August 2025.........     *      *      *      *      *
August 2026.........     *      *      *      *      *
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  21.2   10.0   10.0   10.0    7.2

                              J, FA and SA+ Classes
                    -----------------------------------------

                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    100%   110%   285%   350%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100
August 1998.........    97     90     90     90     90     90
August 1999.........    93     74     72     72     72     67
August 2000.........    91     72     68     49     39     17
August 2001.........    88     69     65     26     12      0
August 2002.........    86     67     61      9      0      0
August 2003.........    83     64     57      0      0      0
August 2004.........    80     61     53      0      0      0
August 2005.........    77     58     50      0      0      0
August 2006.........    74     53     44      0      0      0
August 2007.........    70     46     36      0      0      0
August 2008.........    66     36     27      0      0      0
August 2009.........    61     26     16      0      0      0
August 2010.........    57     14      5      0      0      0
August 2011.........    52      2      0      0      0      0
August 2012.........    46      0      0      0      0      0
August 2013.........    40      0      0      0      0      0
August 2014.........    33      0      0      0      0      0
August 2015.........    26      0      0      0      0      0
August 2016.........    19      0      0      0      0      0
August 2017.........    10      0      0      0      0      0
August 2018.........     1      0      0      0      0      0
August 2019.........     0      0      0      0      0      0
August 2020.........     0      0      0      0      0      0
August 2021.........     0      0      0      0      0      0
August 2022.........     0      0      0      0      0      0
August 2023.........     0      0      0      0      0      0
August 2024.........     0      0      0      0      0      0
August 2025.........     0      0      0      0      0      0
August 2026.........     0      0      0      0      0      0
August 2027.........     0      0      0      0      0      0
Weighted Average
 Life (years)**.....  13.0    7.8    6.9    3.0    2.6    2.2

                                FB and SB Classes
                    -----------------------------------------
                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    100%   110%   285%   350%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100
August 1998.........    100    100    100     74     74     74
August 1999.........    100    100    100     16      8      0
August 2000.........    100    100    100      0      0      0
August 2001.........    100    100    100      0      0      0
August 2002.........    100    100    100      0      0      0
August 2003.........    100    100    100      0      0      0
August 2004.........    100    100    100      0      0      0
August 2005.........    100    100    100      0      0      0
August 2006.........    100    100    100      0      0      0
August 2007.........    100    100    100      0      0      0
August 2008.........    100    100    100      0      0      0
August 2009.........    100    100    100      0      0      0
August 2010.........    100    100    100      0      0      0
August 2011.........    100    100     79      0      0      0
August 2012.........    100     69     44      0      0      0
August 2013.........    100     32      8      0      0      0
August 2014.........    100      0      0      0      0      0
August 2015.........    100      0      0      0      0      0
August 2016.........    100      0      0      0      0      0
August 2017.........    100      0      0      0      0      0
August 2018.........    100      0      0      0      0      0
August 2019.........     78      0      0      0      0      0
August 2020.........     50      0      0      0      0      0
August 2021.........     19      0      0      0      0      0
August 2022.........      0      0      0      0      0      0
August 2023.........      0      0      0      0      0      0
August 2024.........      0      0      0      0      0      0
August 2025.........      0      0      0      0      0      0
August 2026.........      0      0      0      0      0      0
August 2027.........      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   22.9   15.5   14.8    1.4    1.4    1.3

                                    ZC Class
                    -----------------------------------------

                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    100%   110%   285%   350%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100
August 1998.........   108    108    108    108     57      0
August 1999.........   117    117    117    117      0      0
August 2000.........   127    127    127    127      0      0
August 2001.........   138    138    138    138      0      0
August 2002.........   149    149    149    149      0      0
August 2003.........   161    161    161    113      0      0
August 2004.........   175    175    175      2      0      0
August 2005.........   189    189    189      0      0      0
August 2006.........   205    205    205      0      0      0
August 2007.........   222    222    222      0      0      0
August 2008.........   240    240    240      0      0      0
August 2009.........   260    260    260      0      0      0
August 2010.........   282    282    282      0      0      0
August 2011.........   305    305    305      0      0      0
August 2012.........   331    331    331      0      0      0
August 2013.........   358    358    358      0      0      0
August 2014.........   388    356    235      0      0      0
August 2015.........   420    180     65      0      0      0
August 2016.........   455      1      0      0      0      0
August 2017.........   493      0      0      0      0      0
August 2018.........   534      0      0      0      0      0
August 2019.........   578      0      0      0      0      0
August 2020.........   626      0      0      0      0      0
August 2021.........   678      0      0      0      0      0
August 2022.........   432      0      0      0      0      0
August 2023.........     0      0      0      0      0      0
August 2024.........     0      0      0      0      0      0
August 2025.........     0      0      0      0      0      0
August 2026.........     0      0      0      0      0      0
August 2027.........     0      0      0      0      0      0
Weighted Average
 Life (years)**.....  25.2   17.9   17.3    6.3    1.0    0.5

                                    ZD Class
                    -----------------------------------------

                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    100%   110%   285%   350%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100
August 1998.........   108    108    108    108    108      0
August 1999.........   117    117    117    117    117      0
August 2000.........   127    127    127    127    127      0
August 2001.........   138    138    138    138    138      0
August 2002.........   149    149    149    149      0      0
August 2003.........   161    161    161    161      0      0
August 2004.........   175    175    175    175      0      0
August 2005.........   189    189    189      0      0      0
August 2006.........   205    205    205      0      0      0
August 2007.........   222    222    222      0      0      0
August 2008.........   240    240    240      0      0      0
August 2009.........   260    260    260      0      0      0
August 2010.........   282    282    282      0      0      0
August 2011.........   305    305    305      0      0      0
August 2012.........   331    331    331      0      0      0
August 2013.........   358    358    358      0      0      0
August 2014.........   388    388    388      0      0      0
August 2015.........   420    420    420      0      0      0
August 2016.........   455    455      0      0      0      0
August 2017.........   493      0      0      0      0      0
August 2018.........   534      0      0      0      0      0
August 2019.........   578      0      0      0      0      0
August 2020.........   626      0      0      0      0      0
August 2021.........   678      0      0      0      0      0
August 2022.........   734      0      0      0      0      0
August 2023.........   735      0      0      0      0      0
August 2024.........     0      0      0      0      0      0
August 2025.........     0      0      0      0      0      0
August 2026.........     0      0      0      0      0      0
August 2027.........     0      0      0      0      0      0
Weighted Average
 Life (years)**.....  26.1   19.3   18.6    7.2    4.7    0.8

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

                                    ZG Class
                    -----------------------------------------
                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    100%   110%   285%   350%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100
August 1998.........    108    108    108    108    108     66
August 1999.........    117    117    117    117    117      0
August 2000.........    127    127    127    127    127      0
August 2001.........    138    138    138    138    138      0
August 2002.........    149    149    149    149     91      0
August 2003.........    161    161    161    161      0      0
August 2004.........    175    175    175    175      0      0
August 2005.........    189    189    189    155      0      0
August 2006.........    205    205    205    113      0      0
August 2007.........    222    222    222     69      0      0
August 2008.........    240    240    240     22      0      0
August 2009.........    260    260    260      0      0      0
August 2010.........    282    282    282      0      0      0
August 2011.........    305    305    305      0      0      0
August 2012.........    331    331    331      0      0      0
August 2013.........    358    358    358      0      0      0
August 2014.........    388    388    388      0      0      0
August 2015.........    420    420    420      0      0      0
August 2016.........    455    455    430      0      0      0
August 2017.........    493    401    303      0      0      0
August 2018.........    534    267    176      0      0      0
August 2019.........    578    133     51      0      0      0
August 2020.........    626      0      0      0      0      0
August 2021.........    678      0      0      0      0      0
August 2022.........    734      0      0      0      0      0
August 2023.........    795      0      0      0      0      0
August 2024.........    523      0      0      0      0      0
August 2025.........     80      0      0      0      0      0
August 2026.........      0      0      0      0      0      0
August 2027.........      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   27.3   21.2   20.6    9.5    5.1    1.1

                                    ZJ Class
                    -----------------------------------------

                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    100%   110%   285%   350%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100
August 1998.........   108    108    108    108    108    108
August 1999.........   117    117    117    117    117      0
August 2000.........   127    127    127    127    127      0
August 2001.........   138    138    138    138    138      0
August 2002.........   149    149    149    149    149      0
August 2003.........   161    161    161    161     33      0
August 2004.........   175    175    175    175      0      0
August 2005.........   189    189    189    189      0      0
August 2006.........   205    205    205    205      0      0
August 2007.........   222    222    222    222      0      0
August 2008.........   240    240    240    240      0      0
August 2009.........   260    260    260    203      0      0
August 2010.........   282    282    282    119      0      0
August 2011.........   305    305    305     37      0      0
August 2012.........   331    331    331      0      0      0
August 2013.........   358    358    358      0      0      0
August 2014.........   388    388    388      0      0      0
August 2015.........   420    420    420      0      0      0
August 2016.........   455    455    455      0      0      0
August 2017.........   493    493    493      0      0      0
August 2018.........   534    534    534      0      0      0
August 2019.........   578    578    578      0      0      0
August 2020.........   626    624    456      0      0      0
August 2021.........   678    368    223      0      0      0
August 2022.........   734    116      0      0      0      0
August 2023.........   795      0      0      0      0      0
August 2024.........   861      0      0      0      0      0
August 2025.........   932      0      0      0      0      0
August 2026.........    68      0      0      0      0      0
August 2027.........     0      0      0      0      0      0
Weighted Average
 Life (years)**.....  28.6   24.2   23.7   13.0    5.8    1.3

                                    ZK Class
                    -----------------------------------------

                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    100%   110%   285%   350%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100    100
August 1998.........   108    108    108    108    108    108
August 1999.........   117    117    117    117    117      0
August 2000.........   127    127    127    127    127      0
August 2001.........   138    138    138    138    138      0
August 2002.........   149    149    149    149    149      0
August 2003.........   161    161    161    161    161      0
August 2004.........   175    175    175    175     38      0
August 2005.........   189    189    189    189      *      0
August 2006.........   205    205    205    205      *      0
August 2007.........   222    222    222    222      *      0
August 2008.........   240    240    240    240      *      0
August 2009.........   260    260    260    260      *      0
August 2010.........   282    282    282    282      *      0
August 2011.........   305    305    305    305      *      0
August 2012.........   331    331    331    290      *      0
August 2013.........   358    358    358    243      *      0
August 2014.........   388    388    388    203      *      0
August 2015.........   420    420    420    167      *      0
August 2016.........   455    455    455    136      *      0
August 2017.........   493    493    493    110      *      0
August 2018.........   534    534    534     88      *      0
August 2019.........   578    578    578     69      *      0
August 2020.........   626    626    626     53      *      0
August 2021.........   678    678    678     40      *      0
August 2022.........   734    734    727     29      *      0
August 2023.........   795    661    562     20      *      0
August 2024.........   861    479    405     13      *      0
August 2025.........   932    304    256      8      *      0
August 2026......... 1,010    136    113      3      *      0
August 2027.........     0      0      0      0      0      0
Weighted Average
 Life (years)**.....  29.6   27.6   27.3   19.2    6.7    1.5

                                    ZH Class
                    -----------------------------------------
                                 PSA Prepayment
                                   Assumption
                    -----------------------------------------
        Date          0%    100%   110%   285%   350%   500%
-------------------------- ------ ------ ------ ------ ------
Initial Percent.....    100    100    100    100    100    100
August 1998.........    108    108    108    108    108    108
August 1999.........    117    117    117    117    117      0
August 2000.........    127    127    127    127    127      0
August 2001.........    138    138    138    138    138      0
August 2002.........    149    149    149    149    149      0
August 2003.........    161    161    161    161     97      0
August 2004.........    175    175    175    175     19      0
August 2005.........    189    189    189    189      *      0
August 2006.........    205    205    205    205      *      0
August 2007.........    222    222    222    222      *      0
August 2008.........    240    240    240    240      *      0
August 2009.........    260    260    260    232      *      0
August 2010.........    282    282    282    200      *      0
August 2011.........    305    305    305    171      *      0
August 2012.........    331    331    331    145      *      0
August 2013.........    358    358    358    122      *      0
August 2014.........    388    388    388    101      *      0
August 2015.........    420    420    420     83      *      0
August 2016.........    455    455    455     68      *      0
August 2017.........    493    493    493     55      *      0
August 2018.........    534    534    534     44      *      0
August 2019.........    578    578    578     34      *      0
August 2020.........    626    625    541     27      *      0
August 2021.........    678    523    450     20      *      0
August 2022.........    734    425    364     15      *      0
August 2023.........    795    330    281     10      *      0
August 2024.........    861    240    203      7      *      0
August 2025.........    932    152    128      4      *      0
August 2026.........    539     68     57      2      *      0
August 2027.........      0      0      0      0      0      0
Weighted Average
 Life (years)**.....   29.1   26.3   25.9   16.9    6.3    1.4

                          FD, SD and SH Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100    100     20      0
August 1999.........   100    100    100      0      0
August 2000.........   100    100    100      0      0
August 2001.........   100    100    100      0      0
August 2002.........   100    100    100      0      0
August 2003.........   100    100    100      0      0
August 2004.........   100    100    100      0      0
August 2005.........   100    100    100      0      0
August 2006.........   100    100     99      0      0
August 2007.........   100     99     94      0      0
August 2008.........   100     88     87      0      0
August 2009.........   100     81     81      0      0
August 2010.........   100     74     74      0      0
August 2011.........   100     67     67      0      0
August 2012.........   100     60     60      0      0
August 2013.........   100     53     53      0      0
August 2014.........   100     47     47      0      0
August 2015.........   100     41     41      0      0
August 2016.........   100     35     35      0      0
August 2017.........   100     30     30      0      0
August 2018.........   100     25     25      0      0
August 2019.........   100     20     20      0      0
August 2020.........   100     16     16      0      0
August 2021.........   100     13     13      0      0
August 2022.........   100      9      9      0      0
August 2023.........   100      7      7      0      0
August 2024.........    46      4      4      0      0
August 2025.........     2      2      2      0      0
August 2026.........     0      0      1      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  27.0   17.2   17.1    0.7    0.4

                            PO and SG+ Classes
                    ----------------------------------

                              PSA Prepayment
                                Assumption
                    ----------------------------------
        Date          0%    100%   200%   300%   500%
-------------------------- ------ ------ ------ ------
Initial Percent.....   100    100    100    100    100
August 1998.........   100    100     82     38     38
August 1999.........   100    100     47     27      0
August 2000.........   100    100     20     19      0
August 2001.........   100    100     13     13      0
August 2002.........   100    100      7      7      0
August 2003.........   100    100      5      5      0
August 2004.........   100    100      2      2      0
August 2005.........   100    100      0      0      0
August 2006.........   100     94      0      0      0
August 2007.........   100     81      0      0      0
August 2008.........   100     67      0      0      0
August 2009.........   100     52      0      0      0
August 2010.........   100     37      0      0      0
August 2011.........   100     21      0      0      0
August 2012.........   100      5      0      0      0
August 2013.........   100      0      0      0      0
August 2014.........   100      0      0      0      0
August 2015.........   100      0      0      0      0
August 2016.........   100      0      0      0      0
August 2017.........   100      0      0      0      0
August 2018.........   100      0      0      0      0
August 2019.........   100      0      0      0      0
August 2020.........    73      0      0      0      0
August 2021.........    21      0      0      0      0
August 2022.........     0      0      0      0      0
August 2023.........     0      0      0      0      0
August 2024.........     0      0      0      0      0
August 2025.........     0      0      0      0      0
August 2026.........     0      0      0      0      0
August 2027.........     0      0      0      0      0
Weighted Average
 Life (years)**.....  23.5   12.1    2.3    1.7    0.8

---------------
 * Indicates an outstanding balance greater than 0% and less than 0.5% of the original principal balance.

** Determined as specified under "Weighted Average Lives of the Certificates" herein.

 + In the case of a Notional Class, the Decrement Table indicates the percentage of the original notional principal balance outstanding.

Characteristics of the R and RL Classes

     The R and RL Classes will have no principal balances and will not bear interest. The Holder of the R Class will be entitled to receive the proceeds of the remaining assets of the Trust, if any, after the principal balances of all Classes have been reduced to zero, and the Holder of the RL Class will be entitled to receive the proceeds of the remaining assets of the Lower Tier REMIC, if any, after the principal balances of the Lower Tier Regular Interests have been reduced to zero. It is not anticipated that there will be any material assets remaining in either such circumstance.

     The R and RL Classes will be subject to certain transfer restrictions. No transfer of record or beneficial ownership of an R or RL Certificate will be allowed to a "disqualified organization." In addition, no transfer of record or beneficial ownership of an R or RL Certificate will be allowed to any person that is not a "U.S. Person" without the written consent of Fannie Mae. Under regulations issued by the Treasury Department on December 23, 1992 (the "Regulations"), a transfer of a "noneconomic residual interest" to a U.S. Person will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. The R and RL Classes will constitute noneconomic residual interests under the Regulations. Any transferee of an R or RL Certificate must execute and deliver an affidavit and an Internal Revenue Service Form W-9 on which the transferee provides its taxpayer identification number. See "Description of the Certificates--Additional Characteristics of Residual Certificates" and "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates" in the REMIC Prospectus. Transferors of an R or RL Certificate should consult with their own tax advisors for further information regarding such transfers.

     The Holder of the R Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Trust, and the Holder of the RL Class will be considered to be the holder of the "residual interest" in the REMIC constituted by the Lower Tier REMIC. See "Certain Federal Income Tax Consequences" in the REMIC Prospectus. Pursuant to the Trust Agreement, Fannie Mae will be obligated to provide to such Holders (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the R Class or RL Class that may be required under the Code.

              CERTAIN ADDITIONAL FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion, when read in conjunction with the discussion of "Certain Federal Income Tax Consequences" in the REMIC Prospectus, describes the current federal income tax treatment of investors in the Certificates. These two tax discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

REMIC Elections and Special Tax Attributes

     Elections will be made to treat the Lower Tier REMIC and the Trust as REMICs for federal income tax purposes. Arnold & Porter, special tax counsel to Fannie Mae, will deliver its opinion to Fannie Mae that, assuming compliance with the Trust Agreement, the Trust and the Lower Tier REMIC will qualify as REMICs for federal income tax purposes. The Certificates, other than the R and RL Classes, will be designated as the "regular interests," and the R Class will be designated as the "residual interest," in the REMIC constituted by the Trust. The Lower Tier Regular Interests will be designated as the "regular interests" and the RL Class will be designated as the "residual interest" in the Lower Tier REMIC.

     As a consequence of the qualification of the Lower Tier REMIC and the Trust as REMICs, the Certificates generally will be treated as "regular or residual interests in a REMIC" for domestic building and loan associations, "real estate assets" for real estate investment trusts, and, except for the R and RL Classes, as "qualified mortgages" for other REMICs. The Small Business Job Protection Act of 1996 repeals the bad debt reserve method of accounting for mutual savings banks and domestic building and loan associations for tax years beginning after December 31, 1995. As a result, section 593(d) of the Code is no longer applicable to treat the Certificates as "qualifying real property loans." See "Certain Federal Income Tax Consequences--Special Tax Attributes" in the REMIC Prospectus.

Taxation of Beneficial Owners of Regular Certificates

     The Notional Classes, the Principal Only Classes, the Accrual Classes and the PN and SH Classes will be, and certain other Classes of Certificates may be, issued with original issue discount ("OID") for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount will be 200% PSA in the case of the Group 1, Group 4 and Group 5 Classes, 180% PSA in the case of the Group 2 Classes and 285% PSA in the case of the Group 3 Classes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Original Issue Discount" in the REMIC Prospectus. No representation is made as to whether the Mortgage Loans underlying the MBS will prepay at any of those rates or any other rate. See "Description of the Certificates--Weighted Average Lives of the Certificates" herein and "Description of the Certificates--Weighted Average Life and Final Distribution Dates" in the REMIC Prospectus. In addition, certain Classes of Certificates may be treated as having been issued at a premium for federal income tax purposes. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Regular Certificates--Certificates Purchased at a Premium" in the REMIC Prospectus.

Taxation of Beneficial Owners of Residual Certificates

     Under the Regulations, neither the R Class nor the RL Class will have significant value. Special rules regarding the treatment of "excess inclusions" by certain thrift institutions no longer apply because of the amendment of sections 593 and 860E of the Code by the Small Business Job Protection Act of 1996. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" in the REMIC Prospectus.

     For purposes of determining the portion of the taxable income of the Trust (or the Lower Tier REMIC) that generally will not be treated as excess inclusions, the rate to be used is 120% of the "federal long-term rate." The rate will be published on or about July 20, 1997. See "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Excess Inclusions" and "--Foreign Investors--Residual Certificates" in the REMIC Prospectus. The federal income tax consequences of any consideration paid to a transferee on the transfer of an R or RL Certificate are unclear; any transferee receiving such consideration should consult its own tax advisors.

     Fannie Mae intends to determine the accruals of OID on the Underlying REMIC Certificates using the same Prepayment Assumptions, as provided above, that will be used to determine the accruals of OID on the related Regular Certificates. The IRS, however, could take the position that the proper Prepayment Assumptions to be used with respect to the Underlying REMIC Certificates are the Prepayment Assumptions set forth in the Underlying REMIC Disclosure Documents. See also "Certain Federal Income Tax Consequences--Taxation of Beneficial Owners of Residual Certificates--Taxable Income or Net Loss of a REMIC Trust" in the REMIC Prospectus.

                             PLAN OF DISTRIBUTION

     General. The Dealer will receive the Certificates in exchange for the Trust MBS and the Underlying REMIC Certificates pursuant to a Fannie Mae commitment. The Dealer proposes to offer the Certificates directly to the public from time to time in negotiated transactions at varying prices to be determined at the time of sale. The Dealer may effect such transactions to or through dealers.

     Increase in Certificates. Before the Settlement Date, Fannie Mae and the Dealer may agree to offer hereby Group 1, Group 2 and Group 3 Certificates in addition to those contemplated as of the date hereof. In such event, the Group 1 MBS, the Group 2 MBS or the Group 3 MBS, as applicable, will be increased in principal balance, but it is expected that all such additional Group 1 MBS, Group 2 MBS or Group 3 MBS will have the same characteristics as described herein under "Description of the Certificates--The Trust MBS." The proportion that the original principal balance of each Group 1, Group 2 and Group 3 Class bears to the aggregate original principal balance of all Group 1, Group 2 and Group 3 Classes, respectively, will remain the same. In addition, the dollar amounts reflected in the Principal Balance Schedules will be increased in a pro rata amount that corresponds to the increase of the principal balances of the related Classes.

                                LEGAL MATTERS

     Certain legal matters will be passed upon for the Dealer by Cleary, Gottlieb, Steen & Hamilton.

                                                                     Exhibit A

                        Underlying REMIC Certificates

Underlying                  Date                                                   Final
  REMIC                      of           CUSIP       Interest     Interest    Distribution
  Trust        Class        Issue         Number        Rate       Type(1)         Date
----------     ------    -----------    ----------    ---------    -------     -------------
1997-46          M        June 1997     31359PE77       7.5%        FIX          July 2027
1994-72          S       April 1994     31359HSH8        (2)        INV         April 2024

                          Original         August        Principal       Approximate
Underlying                Principal         1997          Balance         Weighted
  REMIC     Principal      Balance         Class        in the Lower       Average
  Trust      Type(1)      of Class         Factor        Tier REMIC          WAC
----------  ---------    -----------     ----------     ------------     -----------
1997-46          PAC     $45,792,000     1.00000000     $45,792,000        8.087%
1994-72          PAC      18,687,556     0.99172952       9,223,084         6.682

            Approximate    Approximate
             Weighted       Weighted
Underlying    Average        Average       Underlying
  REMIC         WAM           CAGE          Security      Class
  Trust     (in months)    (in months)        Type        Group
----------  -----------    -----------     -----------    -----
1997-46          346            13             MBS          4
1994-72          307            45             MBS          5

---------------
(1) See "Description of the Certificates--Class Definitions and Abbreviations" in the REMIC Prospectus.
(2) This Class bears interest during its interest accrual period, subject to the applicable maximum and minimum interest rates, as further described in the Underlying REMIC Disclosure Document.

                         Principal Balance Schedules

                       PA Class        PB Class        PC Class        PD Class        PK Class        PG Class        PL Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Initial Balance..... $ 28,032,000.00 $ 19,031,000.00 $ 45,565,000.00 $ 33,500,000.00 $ 54,802,000.00 $ 11,510,000.00 $ 20,000,000.00
September 1997......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
October 1997........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
November 1997.......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
December 1997.......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
January 1998........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
February 1998.......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
March 1998..........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
April 1998..........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
May 1998............   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
June 1998...........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
July 1998...........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
August 1998.........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
September 1998......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
October 1998........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
November 1998.......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
December 1998.......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
January 1999........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
February 1999.......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
March 1999..........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
April 1999..........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
May 1999............   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
June 1999...........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
July 1999...........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
August 1999.........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
September 1999......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
October 1999........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
November 1999.......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
December 1999.......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
January 2000........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
February 2000.......   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
March 2000..........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
April 2000..........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
May 2000............   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
June 2000...........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
July 2000...........   28,032,000.00   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
August 2000.........   25,952,402.87   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
September 2000......   23,883,035.53   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
October 2000........   21,823,844.67   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
November 2000.......   19,774,777.22   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
December 2000.......   17,735,780.41   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
January 2001........   15,706,801.71   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
February 2001.......   13,687,788.89   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
March 2001..........   11,678,689.97   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
April 2001..........    9,679,453.24   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
May 2001............    7,690,027.24   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
June 2001...........    5,710,360.81   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
July 2001...........    3,740,403.02   19,031,000.00   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00

                                      B-1

                       PA Class        PB Class        PC Class        PD Class        PK Class        PG Class        PL Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
August 2001......... $  1,780,103.20 $ 19,031,000.00 $ 45,565,000.00 $ 33,500,000.00 $ 54,802,000.00 $ 11,510,000.00 $ 20,000,000.00
September 2001......            0.00   18,860,410.97   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
October 2001........            0.00   16,919,276.18   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
November 2001.......            0.00   14,987,648.94   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
December 2001.......            0.00   13,065,479.62   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
January 2002........            0.00   11,152,718.85   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
February 2002.......            0.00    9,249,317.50   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
March 2002..........            0.00    7,355,226.71   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
April 2002..........            0.00    5,470,397.86   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
May 2002............            0.00    3,594,782.56   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
June 2002...........            0.00    1,728,332.70   45,565,000.00   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
July 2002...........            0.00            0.00   45,436,000.40   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
August 2002.........            0.00            0.00   43,587,738.02   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
September 2002......            0.00            0.00   41,748,498.18   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
October 2002........            0.00            0.00   39,918,233.73   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
November 2002.......            0.00            0.00   38,096,897.76   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
December 2002.......            0.00            0.00   36,284,443.62   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
January 2003........            0.00            0.00   34,480,824.86   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
February 2003.......            0.00            0.00   32,685,995.32   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
March 2003..........            0.00            0.00   30,899,909.02   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
April 2003..........            0.00            0.00   29,122,520.26   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
May 2003............            0.00            0.00   27,353,783.55   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
June 2003...........            0.00            0.00   25,593,653.64   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
July 2003...........            0.00            0.00   23,842,085.51   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
August 2003.........            0.00            0.00   22,099,034.38   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
September 2003......            0.00            0.00   20,364,455.68   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
October 2003........            0.00            0.00   18,638,305.09   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
November 2003.......            0.00            0.00   16,920,538.50   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
December 2003.......            0.00            0.00   15,211,112.03   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
January 2004........            0.00            0.00   13,509,982.02   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
February 2004.......            0.00            0.00   11,817,105.05   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
March 2004..........            0.00            0.00   10,132,437.91   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
April 2004..........            0.00            0.00    8,455,937.60   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
May 2004............            0.00            0.00    6,787,561.37   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
June 2004...........            0.00            0.00    5,127,266.66   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
July 2004...........            0.00            0.00    3,475,011.14   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
August 2004.........            0.00            0.00    1,830,752.69   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
September 2004......            0.00            0.00      194,449.43   33,500,000.00   54,802,000.00   11,510,000.00   20,000,000.00
October 2004........            0.00            0.00            0.00   32,066,059.65   54,802,000.00   11,510,000.00   20,000,000.00
November 2004.......            0.00            0.00            0.00   30,445,541.90   54,802,000.00   11,510,000.00   20,000,000.00
December 2004.......            0.00            0.00            0.00   28,832,854.90   54,802,000.00   11,510,000.00   20,000,000.00
January 2005........            0.00            0.00            0.00   27,227,957.62   54,802,000.00   11,510,000.00   20,000,000.00
February 2005.......            0.00            0.00            0.00   25,630,809.21   54,802,000.00   11,510,000.00   20,000,000.00
March 2005..........            0.00            0.00            0.00   24,041,369.04   54,802,000.00   11,510,000.00   20,000,000.00
April 2005..........            0.00            0.00            0.00   22,459,596.69   54,802,000.00   11,510,000.00   20,000,000.00
May 2005............            0.00            0.00            0.00   20,885,451.95   54,802,000.00   11,510,000.00   20,000,000.00
June 2005...........            0.00            0.00            0.00   19,318,894.80   54,802,000.00   11,510,000.00   20,000,000.00
July 2005...........            0.00            0.00            0.00   17,759,885.44   54,802,000.00   11,510,000.00   20,000,000.00

                                      B-2

                       PA Class        PB Class        PC Class        PD Class        PK Class        PG Class        PL Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
August 2005......... $          0.00 $          0.00 $          0.00 $ 16,208,384.27 $ 54,802,000.00 $ 11,510,000.00 $ 20,000,000.00
September 2005......            0.00            0.00            0.00   14,664,351.89   54,802,000.00   11,510,000.00   20,000,000.00
October 2005........            0.00            0.00            0.00   13,127,749.09   54,802,000.00   11,510,000.00   20,000,000.00
November 2005.......            0.00            0.00            0.00   11,598,536.89   54,802,000.00   11,510,000.00   20,000,000.00
December 2005.......            0.00            0.00            0.00   10,076,676.49   54,802,000.00   11,510,000.00   20,000,000.00
January 2006........            0.00            0.00            0.00    8,562,129.28   54,802,000.00   11,510,000.00   20,000,000.00
February 2006.......            0.00            0.00            0.00    7,054,856.86   54,802,000.00   11,510,000.00   20,000,000.00
March 2006..........            0.00            0.00            0.00    5,554,821.03   54,802,000.00   11,510,000.00   20,000,000.00
April 2006..........            0.00            0.00            0.00    4,061,983.77   54,802,000.00   11,510,000.00   20,000,000.00
May 2006............            0.00            0.00            0.00    2,579,379.30   54,802,000.00   11,510,000.00   20,000,000.00
June 2006...........            0.00            0.00            0.00    1,120,005.08   54,802,000.00   11,510,000.00   20,000,000.00
July 2006...........            0.00            0.00            0.00            0.00   54,485,505.36   11,510,000.00   20,000,000.00
August 2006.........            0.00            0.00            0.00            0.00   53,071,529.77   11,510,000.00   20,000,000.00
September 2006......            0.00            0.00            0.00            0.00   51,679,733.26   11,510,000.00   20,000,000.00
October 2006........            0.00            0.00            0.00            0.00   50,309,775.98   11,510,000.00   20,000,000.00
November 2006.......            0.00            0.00            0.00            0.00   48,961,323.25   11,510,000.00   20,000,000.00
December 2006.......            0.00            0.00            0.00            0.00   47,634,045.42   11,510,000.00   20,000,000.00
January 2007........            0.00            0.00            0.00            0.00   46,327,617.87   11,510,000.00   20,000,000.00
February 2007.......            0.00            0.00            0.00            0.00   45,041,720.87   11,510,000.00   20,000,000.00
March 2007..........            0.00            0.00            0.00            0.00   43,776,039.53   11,510,000.00   20,000,000.00
April 2007..........            0.00            0.00            0.00            0.00   42,530,263.75   11,510,000.00   20,000,000.00
May 2007............            0.00            0.00            0.00            0.00   41,304,088.10   11,510,000.00   20,000,000.00
June 2007...........            0.00            0.00            0.00            0.00   40,097,211.79   11,510,000.00   20,000,000.00
July 2007...........            0.00            0.00            0.00            0.00   38,909,338.59   11,510,000.00   20,000,000.00
August 2007.........            0.00            0.00            0.00            0.00   37,740,176.76   11,510,000.00   20,000,000.00
September 2007......            0.00            0.00            0.00            0.00   36,589,438.95   11,510,000.00   20,000,000.00
October 2007........            0.00            0.00            0.00            0.00   35,456,842.21   11,510,000.00   20,000,000.00
November 2007.......            0.00            0.00            0.00            0.00   34,342,107.85   11,510,000.00   20,000,000.00
December 2007.......            0.00            0.00            0.00            0.00   33,244,961.40   11,510,000.00   20,000,000.00
January 2008........            0.00            0.00            0.00            0.00   32,165,132.56   11,510,000.00   20,000,000.00
February 2008.......            0.00            0.00            0.00            0.00   31,102,355.14   11,510,000.00   20,000,000.00
March 2008..........            0.00            0.00            0.00            0.00   30,056,366.96   11,510,000.00   20,000,000.00
April 2008..........            0.00            0.00            0.00            0.00   29,026,909.84   11,510,000.00   20,000,000.00
May 2008............            0.00            0.00            0.00            0.00   28,013,729.50   11,510,000.00   20,000,000.00
June 2008...........            0.00            0.00            0.00            0.00   27,016,575.51   11,510,000.00   20,000,000.00
July 2008...........            0.00            0.00            0.00            0.00   26,035,201.26   11,510,000.00   20,000,000.00
August 2008.........            0.00            0.00            0.00            0.00   25,069,363.87   11,510,000.00   20,000,000.00
September 2008......            0.00            0.00            0.00            0.00   24,118,824.14   11,510,000.00   20,000,000.00
October 2008........            0.00            0.00            0.00            0.00   23,183,346.50   11,510,000.00   20,000,000.00
November 2008.......            0.00            0.00            0.00            0.00   22,262,698.97   11,510,000.00   20,000,000.00
December 2008.......            0.00            0.00            0.00            0.00   21,356,653.08   11,510,000.00   20,000,000.00
January 2009........            0.00            0.00            0.00            0.00   20,464,983.83   11,510,000.00   20,000,000.00
February 2009.......            0.00            0.00            0.00            0.00   19,587,469.62   11,510,000.00   20,000,000.00
March 2009..........            0.00            0.00            0.00            0.00   18,723,892.24   11,510,000.00   20,000,000.00
April 2009..........            0.00            0.00            0.00            0.00   17,874,036.78   11,510,000.00   20,000,000.00
May 2009............            0.00            0.00            0.00            0.00   17,037,691.59   11,510,000.00   20,000,000.00
June 2009...........            0.00            0.00            0.00            0.00   16,214,648.26   11,510,000.00   20,000,000.00
July 2009...........            0.00            0.00            0.00            0.00   15,404,701.50   11,510,000.00   20,000,000.00

                                      B-3

                       PA Class        PB Class        PC Class        PD Class        PK Class        PG Class        PL Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
August 2009......... $          0.00 $          0.00 $          0.00 $          0.00 $ 14,607,649.18 $ 11,510,000.00 $ 20,000,000.00
September 2009......            0.00            0.00            0.00            0.00   13,823,292.22   11,510,000.00   20,000,000.00
October 2009........            0.00            0.00            0.00            0.00   13,051,434.58   11,510,000.00   20,000,000.00
November 2009.......            0.00            0.00            0.00            0.00   12,291,883.19   11,510,000.00   20,000,000.00
December 2009.......            0.00            0.00            0.00            0.00   11,544,447.91   11,510,000.00   20,000,000.00
January 2010........            0.00            0.00            0.00            0.00   10,808,941.50   11,510,000.00   20,000,000.00
February 2010.......            0.00            0.00            0.00            0.00   10,085,179.56   11,510,000.00   20,000,000.00
March 2010..........            0.00            0.00            0.00            0.00    9,372,980.50   11,510,000.00   20,000,000.00
April 2010..........            0.00            0.00            0.00            0.00    8,672,165.48   11,510,000.00   20,000,000.00
May 2010............            0.00            0.00            0.00            0.00    7,982,558.41   11,510,000.00   20,000,000.00
June 2010...........            0.00            0.00            0.00            0.00    7,303,985.84   11,510,000.00   20,000,000.00
July 2010...........            0.00            0.00            0.00            0.00    6,636,276.99   11,510,000.00   20,000,000.00
August 2010.........            0.00            0.00            0.00            0.00    5,979,263.65   11,510,000.00   20,000,000.00
September 2010......            0.00            0.00            0.00            0.00    5,332,780.20   11,510,000.00   20,000,000.00
October 2010........            0.00            0.00            0.00            0.00    4,696,663.52   11,510,000.00   20,000,000.00
November 2010.......            0.00            0.00            0.00            0.00    4,070,752.98   11,510,000.00   20,000,000.00
December 2010.......            0.00            0.00            0.00            0.00    3,454,890.39   11,510,000.00   20,000,000.00
January 2011........            0.00            0.00            0.00            0.00    2,848,919.99   11,510,000.00   20,000,000.00
February 2011.......            0.00            0.00            0.00            0.00    2,252,688.36   11,510,000.00   20,000,000.00
March 2011..........            0.00            0.00            0.00            0.00    1,666,044.44   11,510,000.00   20,000,000.00
April 2011..........            0.00            0.00            0.00            0.00    1,088,839.47   11,510,000.00   20,000,000.00
May 2011............            0.00            0.00            0.00            0.00      520,926.94   11,510,000.00   20,000,000.00
June 2011...........            0.00            0.00            0.00            0.00            0.00   11,472,162.59   20,000,000.00
July 2011...........            0.00            0.00            0.00            0.00            0.00   10,922,404.36   20,000,000.00
August 2011.........            0.00            0.00            0.00            0.00            0.00   10,381,512.33   20,000,000.00
September 2011......            0.00            0.00            0.00            0.00            0.00    9,849,348.74   20,000,000.00
October 2011........            0.00            0.00            0.00            0.00            0.00    9,325,777.93   20,000,000.00
November 2011.......            0.00            0.00            0.00            0.00            0.00    8,810,666.29   20,000,000.00
December 2011.......            0.00            0.00            0.00            0.00            0.00    8,303,882.26   20,000,000.00
January 2012........            0.00            0.00            0.00            0.00            0.00    7,805,296.29   20,000,000.00
February 2012.......            0.00            0.00            0.00            0.00            0.00    7,314,780.79   20,000,000.00
March 2012..........            0.00            0.00            0.00            0.00            0.00    6,832,210.14   20,000,000.00
April 2012..........            0.00            0.00            0.00            0.00            0.00    6,357,460.63   20,000,000.00
May 2012............            0.00            0.00            0.00            0.00            0.00    5,890,410.42   20,000,000.00
June 2012...........            0.00            0.00            0.00            0.00            0.00    5,430,939.55   20,000,000.00
July 2012...........            0.00            0.00            0.00            0.00            0.00    4,978,929.90   20,000,000.00
August 2012.........            0.00            0.00            0.00            0.00            0.00    4,534,265.12   20,000,000.00
September 2012......            0.00            0.00            0.00            0.00            0.00    4,096,830.67   20,000,000.00
October 2012........            0.00            0.00            0.00            0.00            0.00    3,666,513.74   20,000,000.00
November 2012.......            0.00            0.00            0.00            0.00            0.00    3,243,203.25   20,000,000.00
December 2012.......            0.00            0.00            0.00            0.00            0.00    2,826,789.84   20,000,000.00
January 2013........            0.00            0.00            0.00            0.00            0.00    2,417,165.77   20,000,000.00
February 2013.......            0.00            0.00            0.00            0.00            0.00    2,014,225.00   20,000,000.00
March 2013..........            0.00            0.00            0.00            0.00            0.00    1,617,863.07   20,000,000.00
April 2013..........            0.00            0.00            0.00            0.00            0.00    1,227,977.16   20,000,000.00
May 2013............            0.00            0.00            0.00            0.00            0.00      844,465.98   20,000,000.00
June 2013...........            0.00            0.00            0.00            0.00            0.00      467,229.81   20,000,000.00
July 2013...........            0.00            0.00            0.00            0.00            0.00       96,170.46   20,000,000.00

                                      B-4

                       PA Class        PB Class        PC Class        PD Class        PK Class        PG Class        PL Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
August 2013......... $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $ 19,731,191.24
September 2013......            0.00            0.00            0.00            0.00            0.00            0.00   19,372,196.93
October 2013........            0.00            0.00            0.00            0.00            0.00            0.00   19,019,093.77
November 2013.......            0.00            0.00            0.00            0.00            0.00            0.00   18,671,789.46
December 2013.......            0.00            0.00            0.00            0.00            0.00            0.00   18,330,193.08
January 2014........            0.00            0.00            0.00            0.00            0.00            0.00   17,994,215.11
February 2014.......            0.00            0.00            0.00            0.00            0.00            0.00   17,663,767.43
March 2014..........            0.00            0.00            0.00            0.00            0.00            0.00   17,338,763.22
April 2014..........            0.00            0.00            0.00            0.00            0.00            0.00   17,019,117.05
May 2014............            0.00            0.00            0.00            0.00            0.00            0.00   16,704,744.75
June 2014...........            0.00            0.00            0.00            0.00            0.00            0.00   16,395,563.46
July 2014...........            0.00            0.00            0.00            0.00            0.00            0.00   16,091,491.60
August 2014.........            0.00            0.00            0.00            0.00            0.00            0.00   15,792,448.82
September 2014......            0.00            0.00            0.00            0.00            0.00            0.00   15,498,356.02
October 2014........            0.00            0.00            0.00            0.00            0.00            0.00   15,209,135.31
November 2014.......            0.00            0.00            0.00            0.00            0.00            0.00   14,924,709.98
December 2014.......            0.00            0.00            0.00            0.00            0.00            0.00   14,645,004.53
January 2015........            0.00            0.00            0.00            0.00            0.00            0.00   14,369,944.60
February 2015.......            0.00            0.00            0.00            0.00            0.00            0.00   14,099,456.95
March 2015..........            0.00            0.00            0.00            0.00            0.00            0.00   13,833,469.51
April 2015..........            0.00            0.00            0.00            0.00            0.00            0.00   13,571,911.28
May 2015............            0.00            0.00            0.00            0.00            0.00            0.00   13,314,712.37
June 2015...........            0.00            0.00            0.00            0.00            0.00            0.00   13,061,803.96
July 2015...........            0.00            0.00            0.00            0.00            0.00            0.00   12,813,118.29
August 2015.........            0.00            0.00            0.00            0.00            0.00            0.00   12,568,588.64
September 2015......            0.00            0.00            0.00            0.00            0.00            0.00   12,328,149.31
October 2015........            0.00            0.00            0.00            0.00            0.00            0.00   12,091,735.61
November 2015.......            0.00            0.00            0.00            0.00            0.00            0.00   11,859,283.87
December 2015.......            0.00            0.00            0.00            0.00            0.00            0.00   11,630,731.37
January 2016........            0.00            0.00            0.00            0.00            0.00            0.00   11,406,016.37
February 2016.......            0.00            0.00            0.00            0.00            0.00            0.00   11,185,078.07
March 2016..........            0.00            0.00            0.00            0.00            0.00            0.00   10,967,856.63
April 2016..........            0.00            0.00            0.00            0.00            0.00            0.00   10,754,293.10
May 2016............            0.00            0.00            0.00            0.00            0.00            0.00   10,544,329.46
June 2016...........            0.00            0.00            0.00            0.00            0.00            0.00   10,337,908.58
July 2016...........            0.00            0.00            0.00            0.00            0.00            0.00   10,134,974.20
August 2016.........            0.00            0.00            0.00            0.00            0.00            0.00    9,935,470.95
September 2016......            0.00            0.00            0.00            0.00            0.00            0.00    9,739,344.29
October 2016........            0.00            0.00            0.00            0.00            0.00            0.00    9,546,540.53
November 2016.......            0.00            0.00            0.00            0.00            0.00            0.00    9,357,006.81
December 2016.......            0.00            0.00            0.00            0.00            0.00            0.00    9,170,691.10
January 2017........            0.00            0.00            0.00            0.00            0.00            0.00    8,987,542.14
February 2017.......            0.00            0.00            0.00            0.00            0.00            0.00    8,807,509.49
March 2017..........            0.00            0.00            0.00            0.00            0.00            0.00    8,630,543.47
April 2017..........            0.00            0.00            0.00            0.00            0.00            0.00    8,456,595.19
May 2017............            0.00            0.00            0.00            0.00            0.00            0.00    8,285,616.49
June 2017...........            0.00            0.00            0.00            0.00            0.00            0.00    8,117,559.97
July 2017...........            0.00            0.00            0.00            0.00            0.00            0.00    7,952,378.96

                                      B-5

                       PA Class        PB Class        PC Class        PD Class        PK Class        PG Class        PL Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
August 2017......... $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $  7,790,027.52
September 2017......            0.00            0.00            0.00            0.00            0.00            0.00    7,630,460.39
October 2017........            0.00            0.00            0.00            0.00            0.00            0.00    7,473,633.05
November 2017.......            0.00            0.00            0.00            0.00            0.00            0.00    7,319,501.64
December 2017.......            0.00            0.00            0.00            0.00            0.00            0.00    7,168,023.00
January 2018........            0.00            0.00            0.00            0.00            0.00            0.00    7,019,154.62
February 2018.......            0.00            0.00            0.00            0.00            0.00            0.00    6,872,854.66
March 2018..........            0.00            0.00            0.00            0.00            0.00            0.00    6,729,081.91
April 2018..........            0.00            0.00            0.00            0.00            0.00            0.00    6,587,795.84
May 2018............            0.00            0.00            0.00            0.00            0.00            0.00    6,448,956.50
June 2018...........            0.00            0.00            0.00            0.00            0.00            0.00    6,312,524.59
July 2018...........            0.00            0.00            0.00            0.00            0.00            0.00    6,178,461.40
August 2018.........            0.00            0.00            0.00            0.00            0.00            0.00    6,046,728.84
September 2018......            0.00            0.00            0.00            0.00            0.00            0.00    5,917,289.40
October 2018........            0.00            0.00            0.00            0.00            0.00            0.00    5,790,106.16
November 2018.......            0.00            0.00            0.00            0.00            0.00            0.00    5,665,142.76
December 2018.......            0.00            0.00            0.00            0.00            0.00            0.00    5,542,363.41
January 2019........            0.00            0.00            0.00            0.00            0.00            0.00    5,421,732.88
February 2019.......            0.00            0.00            0.00            0.00            0.00            0.00    5,303,216.49
March 2019..........            0.00            0.00            0.00            0.00            0.00            0.00    5,186,780.09
April 2019..........            0.00            0.00            0.00            0.00            0.00            0.00    5,072,390.06
May 2019............            0.00            0.00            0.00            0.00            0.00            0.00    4,960,013.33
June 2019...........            0.00            0.00            0.00            0.00            0.00            0.00    4,849,617.30
July 2019...........            0.00            0.00            0.00            0.00            0.00            0.00    4,741,169.91
August 2019.........            0.00            0.00            0.00            0.00            0.00            0.00    4,634,639.59
September 2019......            0.00            0.00            0.00            0.00            0.00            0.00    4,529,995.26
October 2019........            0.00            0.00            0.00            0.00            0.00            0.00    4,427,206.33
November 2019.......            0.00            0.00            0.00            0.00            0.00            0.00    4,326,242.67
December 2019.......            0.00            0.00            0.00            0.00            0.00            0.00    4,227,074.65
January 2020........            0.00            0.00            0.00            0.00            0.00            0.00    4,129,673.07
February 2020.......            0.00            0.00            0.00            0.00            0.00            0.00    4,034,009.20
March 2020..........            0.00            0.00            0.00            0.00            0.00            0.00    3,940,054.77
April 2020..........            0.00            0.00            0.00            0.00            0.00            0.00    3,847,781.92
May 2020............            0.00            0.00            0.00            0.00            0.00            0.00    3,757,163.26
June 2020...........            0.00            0.00            0.00            0.00            0.00            0.00    3,668,171.81
July 2020...........            0.00            0.00            0.00            0.00            0.00            0.00    3,580,781.01
August 2020.........            0.00            0.00            0.00            0.00            0.00            0.00    3,494,964.71
September 2020......            0.00            0.00            0.00            0.00            0.00            0.00    3,410,697.19
October 2020........            0.00            0.00            0.00            0.00            0.00            0.00    3,327,953.11
November 2020.......            0.00            0.00            0.00            0.00            0.00            0.00    3,246,707.54
December 2020.......            0.00            0.00            0.00            0.00            0.00            0.00    3,166,935.94
January 2021........            0.00            0.00            0.00            0.00            0.00            0.00    3,088,614.15
February 2021.......            0.00            0.00            0.00            0.00            0.00            0.00    3,011,718.38
March 2021..........            0.00            0.00            0.00            0.00            0.00            0.00    2,936,225.23
April 2021..........            0.00            0.00            0.00            0.00            0.00            0.00    2,862,111.65
May 2021............            0.00            0.00            0.00            0.00            0.00            0.00    2,789,354.97
June 2021...........            0.00            0.00            0.00            0.00            0.00            0.00    2,717,932.86
July 2021...........            0.00            0.00            0.00            0.00            0.00            0.00    2,647,823.35

                                      B-6

                       PA Class        PB Class        PC Class        PD Class        PK Class        PG Class        PL Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
August 2021......... $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $  2,579,004.80
September 2021......            0.00            0.00            0.00            0.00            0.00            0.00    2,511,455.93
October 2021........            0.00            0.00            0.00            0.00            0.00            0.00    2,445,155.78
November 2021.......            0.00            0.00            0.00            0.00            0.00            0.00    2,380,083.72
December 2021.......            0.00            0.00            0.00            0.00            0.00            0.00    2,316,219.46
January 2022........            0.00            0.00            0.00            0.00            0.00            0.00    2,253,543.01
February 2022.......            0.00            0.00            0.00            0.00            0.00            0.00    2,192,034.70
March 2022..........            0.00            0.00            0.00            0.00            0.00            0.00    2,131,675.17
April 2022..........            0.00            0.00            0.00            0.00            0.00            0.00    2,072,445.37
May 2022............            0.00            0.00            0.00            0.00            0.00            0.00    2,014,326.55
June 2022...........            0.00            0.00            0.00            0.00            0.00            0.00    1,957,300.24
July 2022...........            0.00            0.00            0.00            0.00            0.00            0.00    1,901,348.29
August 2022.........            0.00            0.00            0.00            0.00            0.00            0.00    1,846,452.80
September 2022......            0.00            0.00            0.00            0.00            0.00            0.00    1,792,596.19
October 2022........            0.00            0.00            0.00            0.00            0.00            0.00    1,739,761.12
November 2022.......            0.00            0.00            0.00            0.00            0.00            0.00    1,687,930.55
December 2022.......            0.00            0.00            0.00            0.00            0.00            0.00    1,637,087.71
January 2023........            0.00            0.00            0.00            0.00            0.00            0.00    1,587,216.08
February 2023.......            0.00            0.00            0.00            0.00            0.00            0.00    1,538,299.41
March 2023..........            0.00            0.00            0.00            0.00            0.00            0.00    1,490,321.70
April 2023..........            0.00            0.00            0.00            0.00            0.00            0.00    1,443,267.21
May 2023............            0.00            0.00            0.00            0.00            0.00            0.00    1,397,120.45
June 2023...........            0.00            0.00            0.00            0.00            0.00            0.00    1,351,866.18
July 2023...........            0.00            0.00            0.00            0.00            0.00            0.00    1,307,489.38
August 2023.........            0.00            0.00            0.00            0.00            0.00            0.00    1,263,975.28
September 2023......            0.00            0.00            0.00            0.00            0.00            0.00    1,221,309.37
October 2023........            0.00            0.00            0.00            0.00            0.00            0.00    1,179,477.32
November 2023.......            0.00            0.00            0.00            0.00            0.00            0.00    1,138,465.07
December 2023.......            0.00            0.00            0.00            0.00            0.00            0.00    1,098,258.77
January 2024........            0.00            0.00            0.00            0.00            0.00            0.00    1,058,844.77
February 2024.......            0.00            0.00            0.00            0.00            0.00            0.00    1,020,209.67
March 2024..........            0.00            0.00            0.00            0.00            0.00            0.00      982,340.26
April 2024..........            0.00            0.00            0.00            0.00            0.00            0.00      945,223.56
May 2024............            0.00            0.00            0.00            0.00            0.00            0.00      908,846.77
June 2024...........            0.00            0.00            0.00            0.00            0.00            0.00      873,197.31
July 2024...........            0.00            0.00            0.00            0.00            0.00            0.00      838,262.81
August 2024.........            0.00            0.00            0.00            0.00            0.00            0.00      804,031.07
September 2024......            0.00            0.00            0.00            0.00            0.00            0.00      770,490.11
October 2024........            0.00            0.00            0.00            0.00            0.00            0.00      737,628.14
November 2024.......            0.00            0.00            0.00            0.00            0.00            0.00      705,433.53
December 2024.......            0.00            0.00            0.00            0.00            0.00            0.00      673,894.87
January 2025........            0.00            0.00            0.00            0.00            0.00            0.00      643,000.92
February 2025.......            0.00            0.00            0.00            0.00            0.00            0.00      612,740.60
March 2025..........            0.00            0.00            0.00            0.00            0.00            0.00      583,103.05
April 2025..........            0.00            0.00            0.00            0.00            0.00            0.00      554,077.54
May 2025............            0.00            0.00            0.00            0.00            0.00            0.00      525,653.54
June 2025...........            0.00            0.00            0.00            0.00            0.00            0.00      497,820.68
July 2025...........            0.00            0.00            0.00            0.00            0.00            0.00      470,568.75

                                      B-7

                       PA Class        PB Class        PC Class        PD Class        PK Class        PG Class        PL Class
    Distribution        Planned         Planned         Planned         Planned         Planned         Planned         Planned
        Date            Balance         Balance         Balance         Balance         Balance         Balance         Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------- ---------------
August 2025......... $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $          0.00 $    443,887.71
September 2025......            0.00            0.00            0.00            0.00            0.00            0.00      417,767.68
October 2025........            0.00            0.00            0.00            0.00            0.00            0.00      392,198.95
November 2025.......            0.00            0.00            0.00            0.00            0.00            0.00      367,171.95
December 2025.......            0.00            0.00            0.00            0.00            0.00            0.00      342,677.27
January 2026........            0.00            0.00            0.00            0.00            0.00            0.00      318,705.64
February 2026.......            0.00            0.00            0.00            0.00            0.00            0.00      295,247.96
March 2026..........            0.00            0.00            0.00            0.00            0.00            0.00      272,295.27
April 2026..........            0.00            0.00            0.00            0.00            0.00            0.00      249,838.75
May 2026............            0.00            0.00            0.00            0.00            0.00            0.00      227,869.71
June 2026...........            0.00            0.00            0.00            0.00            0.00            0.00      206,379.63
July 2026...........            0.00            0.00            0.00            0.00            0.00            0.00      185,360.10
August 2026.........            0.00            0.00            0.00            0.00            0.00            0.00      164,802.87
September 2026......            0.00            0.00            0.00            0.00            0.00            0.00      144,699.79
October 2026........            0.00            0.00            0.00            0.00            0.00            0.00      125,042.88
November 2026.......            0.00            0.00            0.00            0.00            0.00            0.00      105,824.26
December 2026.......            0.00            0.00            0.00            0.00            0.00            0.00       87,036.20
January 2027........            0.00            0.00            0.00            0.00            0.00            0.00       68,671.08
February 2027.......            0.00            0.00            0.00            0.00            0.00            0.00       50,721.40
March 2027..........            0.00            0.00            0.00            0.00            0.00            0.00       33,179.79
April 2027..........            0.00            0.00            0.00            0.00            0.00            0.00       16,039.01
May 2027 and
  thereafter........            0.00            0.00            0.00            0.00            0.00            0.00            0.00

                                      B-8

                        E Class         F Class         E Class         F Class
                        Maximum         Maximum         Minimum         Minimum        AD Class        FC Class
    Distribution       Scheduled       Scheduled       Scheduled       Scheduled       Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance        Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------
Initial Balance..... $ 81,000,000.00 $ 27,000,000.00 $ 81,000,000.00 $ 27,000,000.00 $ 28,929,000.00 $ 4,821,000.00
September 1997......   80,536,385.13   26,845,461.71   80,536,385.13   26,845,461.71   28,797,329.28   4,799,057.16
October 1997........   80,031,478.37   26,677,159.46   80,031,478.37   26,677,159.46   28,650,209.02   4,774,539.66
November 1997.......   79,485,370.94   26,495,123.65   79,485,370.94   26,495,123.65   28,487,675.70   4,747,453.58
December 1997.......   78,898,175.83   26,299,391.94   78,898,175.83   26,299,391.94   28,309,774.14   4,717,806.39
January 1998........   78,270,027.77   26,090,009.26   78,270,027.77   26,090,009.26   28,116,557.45   4,685,606.95
February 1998.......   77,601,083.25   25,867,027.75   77,601,083.25   25,867,027.75   27,908,087.03   4,650,865.48
March 1998..........   76,891,520.37   25,630,506.79   76,891,520.37   25,630,506.79   27,684,432.52   4,613,593.60
April 1998..........   76,141,538.83   25,380,512.94   76,141,538.83   25,380,512.94   27,445,671.82   4,573,804.27
May 1998............   75,351,359.76   25,117,119.92   75,351,359.76   25,117,119.92   27,191,890.99   4,531,511.86
June 1998...........   74,521,225.67   24,840,408.56   74,521,225.67   24,840,408.56   26,923,184.26   4,486,732.04
July 1998...........   73,651,400.25   24,550,466.75   73,651,400.25   24,550,466.75   26,639,653.90   4,439,481.89
August 1998.........   72,742,168.22   24,247,389.41   72,742,168.22   24,247,389.41   26,341,410.28   4,389,779.77
September 1998......   71,793,835.19   23,931,278.40   71,793,835.19   23,931,278.40   26,028,571.65   4,337,645.41
October 1998........   70,806,727.39   23,602,242.46   70,806,727.39   23,602,242.46   25,701,264.20   4,283,099.82
November 1998.......   69,781,191.52   23,260,397.17   69,781,191.52   23,260,397.17   25,359,621.88   4,226,165.34
December 1998.......   68,717,594.45   22,905,864.82   68,717,594.45   22,905,864.82   25,003,786.36   4,166,865.57
January 1999........   67,616,323.01   22,538,774.34   67,616,323.01   22,538,774.34   24,633,906.94   4,105,225.39
February 1999.......   66,477,783.69   22,159,261.23   66,477,783.69   22,159,261.23   24,250,140.38   4,041,270.93
March 1999..........   65,302,402.37   21,767,467.46   65,302,402.37   21,767,467.46   23,852,650.88   3,975,029.55
April 1999..........   64,090,623.97   21,363,541.32   64,090,623.97   21,363,541.32   23,441,609.87   3,906,529.82
May 1999............   62,842,912.14   20,947,637.38   62,842,912.14   20,947,637.38   23,017,195.96   3,835,801.50
June 1999...........   61,559,748.93   20,519,916.31   61,559,748.93   20,519,916.31   22,579,594.76   3,762,875.53
July 1999...........   60,241,634.39   20,080,544.80   60,241,634.39   20,080,544.80   22,128,998.75   3,687,783.99
August 1999.........   58,889,086.23   19,629,695.41   58,889,086.23   19,629,695.41   21,665,607.18   3,610,560.07
September 1999......   57,502,639.39   19,167,546.46   57,502,639.39   19,167,546.46   21,189,625.83   3,531,238.07
October 1999........   56,082,845.62   18,694,281.87   56,082,845.62   18,694,281.87   20,701,266.93   3,449,853.36
November 1999.......   54,630,273.11   18,210,091.04   54,630,273.11   18,210,091.04   20,200,748.98   3,366,442.35
December 1999.......   53,183,244.14   17,727,748.05   52,760,479.92   17,586,826.64   19,702,673.20   3,283,438.33
January 2000........   51,741,715.37   17,247,238.46   50,705,837.18   16,901,945.73   19,207,025.15   3,200,838.89
February 2000.......   50,305,643.56   16,768,547.85   48,669,452.99   16,223,151.00   18,713,790.43   3,118,641.63
March 2000..........   48,874,985.65   16,291,661.88   46,651,142.66   15,550,380.89   18,222,954.74   3,036,844.16
April 2000..........   47,449,698.71   15,816,566.24   44,650,723.19   14,883,574.40   17,734,503.82   2,955,444.12
May 2000............   46,029,740.00   15,343,246.67   42,668,013.26   14,222,671.09   17,248,423.50   2,874,439.13
June 2000...........   44,615,066.86   14,871,688.95   40,702,833.20   13,567,611.07   16,764,699.67   2,793,826.85
July 2000...........   43,205,636.84   14,401,878.95   38,755,004.97   12,918,334.99   16,283,318.29   2,713,604.94
August 2000.........   42,971,180.99   14,323,727.00   37,994,125.57   12,664,708.52   16,249,899.94   2,708,035.80
September 2000......   42,736,129.46   14,245,376.49   37,244,492.54   12,414,830.85   16,216,604.04   2,702,487.06
October 2000........   42,500,470.20   14,166,823.40   36,505,962.68   12,168,654.23   16,183,428.18   2,696,958.32
November 2000.......   42,264,191.15   14,088,063.72   35,778,394.20   11,926,131.40   16,150,369.95   2,691,449.19
December 2000.......   42,027,280.24   14,009,093.41   35,061,646.74   11,687,215.58   16,117,426.98   2,685,959.26
January 2001........   41,789,725.36   13,929,908.45   34,355,581.32   11,451,860.44   16,084,596.87   2,680,488.14
February 2001.......   41,551,514.42   13,850,504.81   33,660,060.35   11,220,020.12   16,051,877.25   2,675,035.44
March 2001..........   41,312,635.28   13,770,878.43   32,974,947.57   10,991,649.19   16,019,265.76   2,669,600.76
April 2001..........   41,073,075.81   13,691,025.27   32,300,108.13   10,766,702.71   15,986,760.04   2,664,183.70
May 2001............   40,832,823.86   13,610,941.29   31,635,408.49   10,545,136.16   15,954,357.75   2,658,783.87
June 2001...........   40,591,867.25   13,530,622.42   30,980,716.41   10,326,905.47   15,922,056.52   2,653,400.89
July 2001...........   40,350,193.79   13,450,064.60   30,335,901.02   10,111,967.01   15,889,854.04   2,648,034.37

                                      B-9

                        E Class         F Class         E Class         F Class
                        Maximum         Maximum         Minimum         Minimum        AD Class        FC Class
    Distribution       Scheduled       Scheduled       Scheduled       Scheduled       Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance        Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------
August 2001......... $ 40,107,791.27 $ 13,369,263.76 $ 29,700,832.68 $  9,900,277.56 $ 15,857,747.97 $ 2,642,683.92
September 2001......   39,864,647.48   13,288,215.83   29,075,383.09    9,691,794.36   15,825,736.01   2,637,349.14
October 2001........   39,620,750.15   13,206,916.72   28,459,425.18    9,486,475.06   15,793,815.83   2,632,029.66
November 2001.......   39,376,087.04   13,125,362.35   27,852,833.17    9,284,277.72   15,761,985.12   2,626,725.10
December 2001.......   39,130,645.85   13,043,548.62   27,255,482.51    9,085,160.84   15,730,241.61   2,621,435.06
January 2002........   38,884,414.28   12,961,471.43   26,667,249.86    8,889,083.29   15,698,582.99   2,616,159.17
February 2002.......   38,637,380.01   12,879,126.67   26,088,013.15    8,696,004.38   15,667,006.97   2,610,897.05
March 2002..........   38,389,530.68   12,796,510.23   25,517,651.47    8,505,883.82   15,635,511.30   2,605,648.31
April 2002..........   38,140,853.93   12,713,617.98   24,956,045.12    8,318,681.71   15,604,093.69   2,600,412.58
May 2002............   37,891,337.36   12,630,445.79   24,403,075.60    8,134,358.53   15,572,751.88   2,595,189.49
June 2002...........   37,640,968.56   12,546,989.52   23,858,625.53    7,952,875.18   15,541,483.61   2,589,978.65
July 2002...........   37,389,735.10   12,463,245.03   23,322,578.75    7,774,192.92   15,510,286.64   2,584,779.70
August 2002.........   37,137,624.50   12,379,208.17   22,794,820.19    7,598,273.40   15,479,158.72   2,579,592.25
September 2002......   36,884,624.27   12,294,874.76   22,275,235.96    7,425,078.65   15,448,097.61   2,574,415.94
October 2002........   36,630,721.91   12,210,240.64   21,763,713.24    7,254,571.08   15,417,101.10   2,569,250.38
November 2002.......   36,375,904.88   12,125,301.63   21,260,140.36    7,086,713.45   15,386,166.93   2,564,095.23
December 2002.......   36,120,160.61   12,040,053.54   20,764,406.74    6,921,468.91   15,355,292.91   2,558,950.09
January 2003........   35,863,476.52   11,954,492.17   20,276,402.87    6,758,800.96   15,324,476.81   2,553,814.60
February 2003.......   35,605,839.97   11,868,613.32   19,796,020.33    6,598,673.44   15,293,716.43   2,548,688.41
March 2003..........   35,347,238.32   11,782,412.77   19,323,151.76    6,441,050.59   15,263,009.56   2,543,571.13
April 2003..........   35,087,658.90   11,695,886.30   18,857,690.84    6,285,896.95   15,232,354.02   2,538,462.40
May 2003............   34,827,089.01   11,609,029.67   18,399,532.32    6,133,177.44   15,201,747.60   2,533,361.86
June 2003...........   34,565,515.91   11,521,838.64   17,948,571.96    5,982,857.32   15,171,188.12   2,528,269.14
July 2003...........   34,302,926.83   11,434,308.94   17,504,706.54    5,834,902.18   15,140,673.41   2,523,183.88
August 2003.........   34,039,308.98   11,346,436.33   17,067,833.85    5,689,277.95   15,110,201.29   2,518,105.72
September 2003......   33,774,649.54   11,258,216.51   16,637,852.68    5,545,950.89   15,079,769.57   2,513,034.30
October 2003........   33,508,935.65   11,169,645.22   16,214,662.82    5,404,887.61   15,049,376.12   2,507,969.24
November 2003.......   33,242,154.42   11,080,718.14   15,798,165.00    5,266,055.00   15,019,018.75   2,502,910.21
December 2003.......   32,974,292.93   10,991,430.98   15,388,260.96    5,129,420.32   14,988,695.31   2,497,856.83
January 2004........   32,705,338.22   10,901,779.41   14,984,853.38    4,994,951.13   14,958,403.67   2,492,808.74
February 2004.......   32,435,277.31   10,811,759.10   14,587,845.88    4,862,615.29   14,928,141.65   2,487,765.60
March 2004..........   32,164,097.17   10,721,365.72   14,197,143.02    4,732,381.01   14,897,907.15   2,482,727.03
April 2004..........   31,891,784.74   10,630,594.91   13,812,650.29    4,604,216.76   14,867,697.98   2,477,692.70
May 2004............   31,618,326.94   10,539,442.31   13,434,274.08    4,478,091.36   14,837,512.05   2,472,662.23
June 2004...........   31,343,710.63   10,447,903.54   13,061,921.72    4,353,973.91   14,807,347.21   2,467,635.28
July 2004...........   31,067,922.65   10,355,974.22   12,695,501.42    4,231,833.81   14,777,201.34   2,462,611.49
August 2004.........   30,790,949.78   10,263,649.93   12,334,922.25    4,111,640.75   14,747,072.33   2,457,590.50
September 2004......   30,512,778.81   10,170,926.27   11,980,094.21    3,993,364.74   14,716,958.03   2,452,571.98
October 2004........   30,233,396.45   10,077,798.82   11,630,928.13    3,876,976.04   14,686,856.36   2,447,555.55
November 2004.......   29,952,789.37    9,984,263.12   11,287,335.71    3,762,445.24   14,656,765.20   2,442,540.88
December 2004.......   29,670,944.23    9,890,314.74   10,949,229.49    3,649,743.16   14,626,682.44   2,437,527.60
January 2005........   29,387,847.63    9,795,949.21   10,616,522.88    3,538,840.96   14,596,605.97   2,432,515.38
February 2005.......   29,103,486.13    9,701,162.04   10,289,130.10    3,429,710.03   14,566,533.71   2,427,503.85
March 2005..........   28,817,846.26    9,605,948.75    9,966,966.19    3,322,322.06   14,536,463.54   2,422,492.68
April 2005..........   28,530,914.50    9,510,304.83    9,649,947.02    3,216,649.01   14,506,393.39   2,417,481.51
May 2005............   28,242,677.28    9,414,225.76    9,337,989.23    3,112,663.08   14,476,321.16   2,412,469.99
June 2005...........   27,953,121.01    9,317,707.00    9,031,010.31    3,010,336.77   14,446,244.76   2,407,457.78
July 2005...........   27,662,232.04    9,220,744.01    8,728,928.49    2,909,642.83   14,416,162.11   2,402,444.52

                                     B-10

                        E Class         F Class         E Class         F Class
                        Maximum         Maximum         Minimum         Minimum        AD Class        FC Class
    Distribution       Scheduled       Scheduled       Scheduled       Scheduled       Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance        Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------
August 2005......... $ 27,369,996.68 $  9,123,332.23 $  8,431,662.81 $  2,810,554.27 $ 14,386,071.13 $ 2,397,429.88
September 2005......   27,076,401.19    9,025,467.06    8,139,133.07    2,713,044.36   14,355,969.74   2,392,413.50
October 2005........   26,781,431.80    8,927,143.93    7,851,259.81    2,617,086.60   14,325,855.86   2,387,395.04
November 2005.......   26,485,074.68    8,828,358.23    7,567,964.36    2,522,654.79   14,295,727.43   2,382,374.15
December 2005.......   26,187,315.97    8,729,105.32    7,289,168.78    2,429,722.93   14,265,582.35   2,377,350.50
January 2006........   25,888,141.74    8,629,380.58    7,014,795.86    2,338,265.29   14,235,418.59   2,372,323.73
February 2006.......   25,587,538.04    8,529,179.35    6,744,769.13    2,248,256.38   14,205,234.07   2,367,293.49
March 2006..........   25,285,490.85    8,428,496.95    6,479,012.84    2,159,670.95   14,175,026.71   2,362,259.45
April 2006..........   24,981,986.11    8,327,328.70    6,217,451.96    2,072,483.99   14,144,794.46   2,357,221.27
May 2006............   24,675,281.69    8,225,093.90    5,958,284.12    1,986,094.71   14,113,876.96   2,352,068.89
June 2006...........   24,358,031.22    8,119,343.74    5,694,103.46    1,898,034.49   14,079,478.88   2,346,336.47
July 2006...........   24,030,399.52    8,010,133.17    5,425,016.09    1,808,338.70   14,041,666.37   2,340,035.04
August 2006.........   23,692,548.47    7,897,516.16    5,151,125.87    1,717,041.96   14,000,504.49   2,333,175.43
September 2006......   23,344,637.03    7,781,545.68    4,872,534.47    1,624,178.16   13,956,057.16   2,325,768.31
October 2006........   22,986,821.26    7,662,273.75    4,589,341.40    1,529,780.47   13,908,387.27   2,317,824.16
November 2006.......   22,619,254.37    7,539,751.46    4,301,644.03    1,433,881.34   13,857,556.65   2,309,353.26
December 2006.......   22,242,086.80    7,414,028.93    4,009,537.64    1,336,512.55   13,803,626.05   2,300,365.76
January 2007........   21,855,466.22    7,285,155.41    3,713,115.47    1,237,705.16   13,746,655.20   2,290,871.61
February 2007.......   21,459,537.58    7,153,179.19    3,412,468.70    1,137,489.57   13,686,702.85   2,280,880.59
March 2007..........   21,054,443.17    7,018,147.72    3,107,686.58    1,035,895.53   13,623,826.73   2,270,402.32
April 2007..........   20,640,322.63    6,880,107.54    2,798,856.33      932,952.11   13,558,083.59   2,259,446.26
May 2007............   20,217,313.02    6,739,104.34    2,486,063.31      828,687.77   13,489,529.19   2,248,021.72
June 2007...........   19,785,548.84    6,595,182.95    2,169,390.96      723,130.32   13,418,218.39   2,236,137.82
July 2007...........   19,345,162.06    6,448,387.35    1,848,920.87      616,306.96   13,344,205.08   2,223,803.54
August 2007.........   18,896,282.18    6,298,760.73    1,524,732.80      508,244.27   13,267,542.22   2,211,027.72
September 2007......   18,439,036.26    6,146,345.42    1,196,904.71      398,968.24   13,188,281.88   2,197,819.04
October 2007........   17,973,548.93    5,991,182.98      865,512.80      288,504.27   13,106,475.24   2,184,186.01
November 2007.......   17,499,942.48    5,833,314.16      530,631.51      176,877.17   13,022,172.58   2,170,137.02
December 2007.......   17,018,336.84    5,672,778.95      192,333.62       64,111.21   12,935,423.32   2,155,680.31
January 2008........   16,528,849.63    5,509,616.54            0.00            0.00   12,846,276.03   2,140,823.97
February 2008.......   16,031,596.22    5,343,865.41            0.00            0.00   12,754,778.43   2,125,575.96
March 2008..........   15,526,689.76    5,175,563.25            0.00            0.00   12,660,977.44   2,109,944.08
April 2008..........   15,014,241.16    5,004,747.05            0.00            0.00   12,564,919.13   2,093,936.02
May 2008............   14,494,359.17    4,831,453.06            0.00            0.00   12,466,648.79   2,077,559.33
June 2008...........   13,967,150.44    4,655,716.81            0.00            0.00   12,366,210.89   2,060,821.42
July 2008...........   13,432,719.47    4,477,573.16            0.00            0.00   12,263,649.18   2,043,729.57
August 2008.........   12,891,168.69    4,297,056.23            0.00            0.00   12,159,006.58   2,026,290.94
September 2008......   12,342,598.51    4,114,199.50            0.00            0.00   12,052,325.29   2,008,512.57
October 2008........   11,787,107.31    3,929,035.77            0.00            0.00   11,943,646.76   1,990,401.36
November 2008.......   11,224,791.50    3,741,597.17            0.00            0.00   11,833,011.72   1,971,964.10
December 2008.......   10,655,745.50    3,551,915.17            0.00            0.00   11,720,460.16   1,953,207.45
January 2009........   10,080,061.85    3,360,020.62            0.00            0.00   11,606,031.37   1,934,137.97
February 2009.......    9,497,831.16    3,165,943.72            0.00            0.00   11,489,763.96   1,914,762.07
March 2009..........    8,909,142.17    2,969,714.06            0.00            0.00   11,371,695.81   1,895,086.09
April 2009..........    8,314,081.80    2,771,360.60            0.00            0.00   11,251,864.18   1,875,116.22
May 2009............    7,712,735.12    2,570,911.71            0.00            0.00   11,130,305.60   1,854,858.56
June 2009...........    7,105,185.44    2,368,395.15            0.00            0.00   11,007,056.01   1,834,319.09
July 2009...........    6,491,514.30    2,163,838.10            0.00            0.00   10,882,150.64   1,813,503.69

                        E Class         F Class         E Class         F Class
                        Maximum         Maximum         Minimum         Minimum        AD Class        FC Class
    Distribution       Scheduled       Scheduled       Scheduled       Scheduled       Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance        Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------
August 2009......... $  5,871,801.49 $  1,957,267.16 $          0.00 $          0.00 $ 10,755,624.14 $ 1,792,418.13
September 2009......    5,246,125.09    1,748,708.36            0.00            0.00   10,627,510.51   1,771,068.07
October 2009........    4,614,561.50    1,538,187.17            0.00            0.00   10,497,843.12   1,749,459.08
November 2009.......    3,977,185.47    1,325,728.49            0.00            0.00   10,366,654.75   1,727,596.62
December 2009.......    3,334,070.07    1,111,356.69            0.00            0.00   10,233,977.59   1,705,486.05
January 2010........    2,685,286.79      895,095.60            0.00            0.00   10,099,843.22   1,683,132.64
February 2010.......    2,030,905.52      676,968.51            0.00            0.00    9,964,282.65   1,660,541.56
March 2010..........    1,370,994.59      456,998.20            0.00            0.00    9,827,326.33   1,637,717.87
April 2010..........      705,620.74      235,206.91            0.00            0.00    9,689,004.14   1,614,666.56
May 2010............       34,849.25       11,616.42            0.00            0.00    9,549,345.40   1,591,392.52
June 2010...........            0.00            0.00            0.00            0.00    9,408,378.90   1,567,900.54
July 2010...........            0.00            0.00            0.00            0.00    9,266,132.88   1,544,195.33
August 2010.........            0.00            0.00            0.00            0.00    9,122,635.07   1,520,281.51
September 2010......            0.00            0.00            0.00            0.00    8,977,912.66   1,496,163.61
October 2010........            0.00            0.00            0.00            0.00    8,831,992.35   1,471,846.07
November 2010.......            0.00            0.00            0.00            0.00    8,684,900.29   1,447,333.28
December 2010.......            0.00            0.00            0.00            0.00    8,536,662.22   1,422,629.49
January 2011........            0.00            0.00            0.00            0.00    8,387,303.31   1,397,738.92
February 2011.......            0.00            0.00            0.00            0.00    8,236,848.29   1,372,665.68
March 2011..........            0.00            0.00            0.00            0.00    8,085,321.40   1,347,413.82
April 2011..........            0.00            0.00            0.00            0.00    7,932,746.42   1,321,987.30
May 2011............            0.00            0.00            0.00            0.00    7,779,146.68   1,296,390.00
June 2011...........            0.00            0.00            0.00            0.00    7,624,545.06   1,270,625.73
July 2011...........            0.00            0.00            0.00            0.00    7,468,963.96   1,244,698.24
August 2011.........            0.00            0.00            0.00            0.00    7,312,425.39   1,218,611.18
September 2011......            0.00            0.00            0.00            0.00    7,154,950.90   1,192,368.15
October 2011........            0.00            0.00            0.00            0.00    6,996,561.62   1,165,972.68
November 2011.......            0.00            0.00            0.00            0.00    6,837,278.27   1,139,428.21
December 2011.......            0.00            0.00            0.00            0.00    6,677,121.15   1,112,738.12
January 2012........            0.00            0.00            0.00            0.00    6,516,110.16   1,085,905.74
February 2012.......            0.00            0.00            0.00            0.00    6,354,264.81   1,058,934.31
March 2012..........            0.00            0.00            0.00            0.00    6,191,604.19   1,031,827.02
April 2012..........            0.00            0.00            0.00            0.00    6,028,147.03   1,004,586.98
May 2012............            0.00            0.00            0.00            0.00    5,863,911.67     977,217.26
June 2012...........            0.00            0.00            0.00            0.00    5,698,916.06     949,720.85
July 2012...........            0.00            0.00            0.00            0.00    5,533,177.83     922,100.67
August 2012.........            0.00            0.00            0.00            0.00    5,366,714.17     894,359.61
September 2012......            0.00            0.00            0.00            0.00    5,199,541.99     866,500.47
October 2012........            0.00            0.00            0.00            0.00    5,031,677.81     838,526.00
November 2012.......            0.00            0.00            0.00            0.00    4,863,137.79     810,438.91
December 2012.......            0.00            0.00            0.00            0.00    4,693,937.77     782,241.83
January 2013........            0.00            0.00            0.00            0.00    4,524,093.25     753,937.35
February 2013.......            0.00            0.00            0.00            0.00    4,353,619.40     725,527.99
March 2013..........            0.00            0.00            0.00            0.00    4,182,531.06     697,016.22
April 2013..........            0.00            0.00            0.00            0.00    4,010,842.75     668,404.47
May 2013............            0.00            0.00            0.00            0.00    3,838,568.69     639,695.10
June 2013...........            0.00            0.00            0.00            0.00    3,665,722.75     610,890.43
July 2013...........            0.00            0.00            0.00            0.00    3,492,318.52     581,992.73

                                     B-12

                        E Class         F Class         E Class         F Class
                        Maximum         Maximum         Minimum         Minimum        AD Class        FC Class
    Distribution       Scheduled       Scheduled       Scheduled       Scheduled       Targeted        Targeted
        Date            Balance         Balance         Balance         Balance         Balance        Balance
----------------------------------- --------------- --------------- --------------- --------------- --------------
August 2013......... $          0.00 $          0.00 $          0.00 $          0.00 $  3,318,369.31 $   553,004.20
September 2013......            0.00            0.00            0.00            0.00    3,143,888.09     523,927.01
October 2013........            0.00            0.00            0.00            0.00    2,968,887.56     494,763.28
November 2013.......            0.00            0.00            0.00            0.00    2,793,380.13     465,515.08
December 2013.......            0.00            0.00            0.00            0.00    2,617,377.94     436,184.42
January 2014........            0.00            0.00            0.00            0.00    2,440,892.81     406,773.28
February 2014.......            0.00            0.00            0.00            0.00    2,263,936.33     377,283.59
March 2014..........            0.00            0.00            0.00            0.00    2,086,519.79     347,717.24
April 2014..........            0.00            0.00            0.00            0.00    1,908,654.25     318,076.05
May 2014............            0.00            0.00            0.00            0.00    1,730,350.45     288,361.83
June 2014...........            0.00            0.00            0.00            0.00    1,551,618.92     258,576.33
July 2014...........            0.00            0.00            0.00            0.00    1,372,469.92     228,721.26
August 2014.........            0.00            0.00            0.00            0.00    1,192,913.45     198,798.29
September 2014......            0.00            0.00            0.00            0.00    1,012,959.29     168,809.04
October 2014........            0.00            0.00            0.00            0.00      832,616.94     138,755.10
November 2014.......            0.00            0.00            0.00            0.00      651,895.70     108,638.02
December 2014.......            0.00            0.00            0.00            0.00      470,804.60      78,459.30
January 2015........            0.00            0.00            0.00            0.00      289,352.46      48,220.41
February 2015.......            0.00            0.00            0.00            0.00      107,547.87      17,922.79
March 2015 and
  thereafter........            0.00            0.00            0.00            0.00            0.00           0.00

                                     B-13

                                                                                           Aggregate        Aggregate
                                                                                             Group            Group
                        PM Class         PN Class         J Class          FA Class         Maximum          Minimum
    Distribution        Planned          Planned          Targeted         Targeted        Scheduled        Scheduled
        Date            Balance          Balance          Balance          Balance          Balance          Balance
------------------------------------ ---------------- ---------------- ---------------- ---------------- ----------------
Initial Balance..... $ 299,738,000.00 $ 371,179,000.00 $ 197,167,000.00 $ 197,167,000.00 $ 542,420,000.00 $ 542,420,000.00
September 1997......   299,738,000.00   371,179,000.00   196,119,902.57   196,119,902.57   539,176,505.02   539,176,505.02
October 1997........   299,738,000.00   371,179,000.00   194,948,889.08   194,948,889.08   535,301,150.45   535,301,150.45
November 1997.......   299,738,000.00   371,179,000.00   193,654,154.10   193,654,154.10   530,795,015.21   530,795,015.21
December 1997.......   299,738,000.00   371,179,000.00   192,235,960.96   192,235,960.96   525,660,086.96   525,660,086.96
January 1998........   299,738,000.00   371,179,000.00   190,694,641.83   190,694,641.83   519,899,266.01   519,899,266.01
February 1998.......   299,738,000.00   371,179,000.00   189,030,597.61   189,030,597.61   513,516,367.13   513,516,367.13
March 1998..........   299,738,000.00   371,179,000.00   187,244,297.85   187,244,297.85   506,516,119.21   506,516,119.21
April 1998..........   299,738,000.00   371,179,000.00   185,336,280.57   185,336,280.57   498,904,162.66   498,904,162.66
May 1998............   299,738,000.00   371,179,000.00   183,307,151.97   183,307,151.97   490,687,044.72   490,687,044.72
June 1998...........   299,738,000.00   371,179,000.00   181,157,586.15   181,157,586.15   481,872,212.35   481,872,212.35
July 1998...........   299,738,000.00   371,179,000.00   178,888,324.74   178,888,324.74   472,468,003.10   472,468,003.10
August 1998.........   299,738,000.00   371,179,000.00   176,500,176.45   176,500,176.45   462,483,633.56   462,483,633.56
September 1998......   299,738,000.00   371,179,000.00   173,994,016.53   173,994,016.53   451,929,185.70   451,929,185.70
October 1998........   299,738,000.00   371,179,000.00   171,370,786.25   171,370,786.25   440,815,590.94   440,815,590.94
November 1998.......   299,738,000.00   371,179,000.00   168,631,492.24   168,631,492.24   429,154,612.05   429,154,612.05
December 1998.......   299,738,000.00   371,179,000.00   165,777,205.79   165,777,205.79   416,958,822.89   416,958,822.89
January 1999........   299,738,000.00   371,179,000.00   162,809,062.11   162,809,062.11   404,241,586.05   404,241,586.05
February 1999.......   299,738,000.00   371,179,000.00   159,728,259.48   159,728,259.48   391,017,028.38   391,017,028.38
March 1999..........   299,738,000.00   371,179,000.00   156,536,058.37   156,536,058.37   377,300,014.53   377,300,014.53
April 1999..........   299,738,000.00   371,179,000.00   153,233,780.51   153,233,780.51   363,106,118.50   361,591,763.90
May 1999............   299,738,000.00   371,179,000.00   149,822,807.90   149,822,807.90   348,451,593.39   344,399,905.13
June 1999...........   299,738,000.00   371,179,000.00   146,304,581.69   146,304,581.69   333,353,339.22   326,709,916.03
July 1999...........   299,738,000.00   371,179,000.00   142,680,601.11   142,680,601.11   317,828,869.08   308,547,495.23
August 1999.........   293,469,484.77   371,179,000.00   142,086,679.91   142,086,679.91   308,164,788.92   296,207,633.97
September 1999......   287,015,390.49   371,179,000.00   141,482,961.77   141,482,961.77   298,296,793.83   283,634,582.55
October 1999........   280,378,546.91   371,179,000.00   140,869,697.96   140,869,697.96   288,241,187.45   270,853,338.80
November 1999.......   273,561,873.78   371,179,000.00   140,247,147.79   140,247,147.79   278,014,645.71   257,889,380.13
December 1999.......   266,568,378.72   371,179,000.00   139,615,578.27   139,615,578.27   267,634,177.95   244,768,592.25
January 2000........   259,609,148.37   371,179,000.00   138,985,426.54   138,985,426.54   257,480,063.24   232,001,622.25
February 2000.......   252,684,003.27   371,179,000.00   138,356,647.82   138,356,647.82   247,548,281.81   219,580,906.08
March 2000..........   245,792,764.87   371,179,000.00   137,729,197.44   137,729,197.44   237,834,877.91   207,499,030.27
April 2000..........   238,935,255.52   371,179,000.00   137,103,030.84   137,103,030.84   228,335,958.75   195,748,728.97
May 2000............   232,111,298.51   371,179,000.00   136,478,103.58   136,478,103.58   219,047,693.53   184,322,881.04
June 2000...........   225,320,718.01   371,179,000.00   135,854,371.31   135,854,371.31   209,966,312.48   173,214,507.19
July 2000...........   218,563,339.08   371,179,000.00   135,231,789.80   135,231,789.80   201,088,105.85   162,416,767.24
August 2000.........   211,838,987.68   371,179,000.00   134,610,314.91   134,610,314.91   192,409,423.00   151,922,957.28
September 2000......   205,147,490.69   371,179,000.00   133,989,902.63   133,989,902.63   183,926,671.45   141,726,507.10
October 2000........   198,488,675.82   371,179,000.00   133,370,509.01   133,370,509.01   175,636,315.95   131,820,977.47
November 2000.......   191,862,371.70   371,179,000.00   132,752,090.23   132,752,090.23   167,534,877.60   122,200,057.60
December 2000.......   185,268,407.82   371,179,000.00   132,134,602.54   132,134,602.54   159,618,932.93   112,857,562.62
January 2001........   178,706,614.54   371,179,000.00   131,518,002.31   131,518,002.31   151,885,113.07   103,787,431.05
February 2001.......   172,176,823.10   371,179,000.00   130,902,245.96   130,902,245.96   144,330,102.82    94,983,722.43
March 2001..........   165,678,865.58   371,179,000.00   130,287,290.05   130,287,290.05   136,950,639.85    86,440,614.86
April 2001..........   159,212,574.93   371,179,000.00   129,673,091.18   129,673,091.18   129,743,513.84    78,152,402.75
May 2001............   152,777,784.95   371,179,000.00   129,059,606.06   129,059,606.06   122,705,565.67    70,113,494.45
June 2001...........   146,374,330.30   371,179,000.00   128,446,791.49   128,446,791.49   115,833,686.59    62,318,410.05
July 2001...........   140,002,046.45   371,179,000.00   127,834,604.31   127,834,604.31   109,124,817.45    54,761,779.15

                                     B-14

                                                                                           Aggregate        Aggregate
                                                                                             Group            Group
                        PM Class         PN Class         J Class          FA Class         Maximum          Minimum
    Distribution        Planned          Planned          Targeted         Targeted        Scheduled        Scheduled
        Date            Balance          Balance          Balance          Balance          Balance          Balance
------------------------------------ ---------------- ---------------- ---------------- ---------------- ----------------
August 2001......... $ 133,660,769.76 $ 371,179,000.00 $ 127,223,001.49 $ 127,223,001.49 $ 102,575,947.88 $  47,438,338.72
September 2001......   127,350,337.38   371,179,000.00   126,611,940.04   126,611,940.04    96,184,115.54    40,342,930.94
October 2001........   121,070,587.32   371,179,000.00   126,001,377.06   126,001,377.06    89,946,405.36    33,470,501.20
November 2001.......   114,821,358.40   371,179,000.00   125,391,269.71   125,391,269.71    83,859,948.76    26,816,095.97
December 2001.......   108,602,490.27   371,179,000.00   124,781,575.23   124,781,575.23    77,921,922.95    20,374,860.88
January 2002........   102,413,823.40   371,179,000.00   124,172,250.92   124,172,250.92    72,129,550.18    14,142,038.72
February 2002.......    96,255,199.07   371,179,000.00   123,563,254.16   123,563,254.16    66,480,097.02     8,112,967.53
March 2002..........    90,126,459.36   371,179,000.00   122,954,542.38   122,954,542.38    60,970,873.68     2,283,078.72
April 2002..........    84,027,447.18   371,179,000.00   122,346,073.07   122,346,073.07    55,599,233.30             0.00
May 2002............    77,958,006.22   371,179,000.00   121,737,803.80   121,737,803.80    50,362,571.27             0.00
June 2002...........    71,917,980.98   371,179,000.00   121,129,692.17   121,129,692.17    45,258,324.54             0.00
July 2002...........    65,907,216.75   371,179,000.00   120,521,695.85   120,521,695.85    40,283,970.99             0.00
August 2002.........    59,925,559.61   371,179,000.00   119,913,772.57   119,913,772.57    35,437,028.77             0.00
September 2002......    53,972,856.41   371,179,000.00   119,305,880.09   119,305,880.09    30,715,055.65             0.00
October 2002........    48,048,954.80   371,179,000.00   118,697,976.25   118,697,976.25    26,115,648.37             0.00
November 2002.......    42,153,703.20   371,179,000.00   118,090,018.90   118,090,018.90    21,636,442.08             0.00
December 2002.......    36,286,950.81   371,179,000.00   117,481,965.97   117,481,965.97    17,275,109.65             0.00
January 2003........    30,448,547.59   371,179,000.00   116,873,775.41   116,873,775.41    13,029,361.13             0.00
February 2003.......    24,638,344.27   371,179,000.00   116,265,405.23   116,265,405.23     8,896,943.12             0.00
March 2003..........    18,856,192.33   371,179,000.00   115,656,813.46   115,656,813.46     4,875,638.22             0.00
April 2003..........    13,101,944.03   371,179,000.00   115,047,958.18   115,047,958.18       963,264.41             0.00
May 2003............     7,375,452.35   371,179,000.00   114,438,797.50   114,438,797.50             0.00             0.00
June 2003...........     1,676,571.06   371,179,000.00   113,829,289.57   113,829,289.57             0.00             0.00
July 2003...........             0.00   367,184,154.64   113,219,392.55   113,219,392.55             0.00             0.00
August 2003.........             0.00   361,540,058.33   112,609,064.67   112,609,064.67             0.00             0.00
September 2003......             0.00   355,923,138.10   111,998,264.14   111,998,264.14             0.00             0.00
October 2003........             0.00   350,333,250.67   111,386,949.22   111,386,949.22             0.00             0.00
November 2003.......             0.00   344,770,253.47   110,775,078.20   110,775,078.20             0.00             0.00
December 2003.......             0.00   339,234,004.66   110,162,609.37   110,162,609.37             0.00             0.00
January 2004........             0.00   333,724,363.14   109,549,501.06   109,549,501.06             0.00             0.00
February 2004.......             0.00   328,241,188.50   108,935,711.61   108,935,711.61             0.00             0.00
March 2004..........             0.00   322,784,341.07   108,321,199.36   108,321,199.36             0.00             0.00
April 2004..........             0.00   317,353,681.89   107,705,922.68   107,705,922.68             0.00             0.00
May 2004............             0.00   311,949,072.69   107,089,839.94   107,089,839.94             0.00             0.00
June 2004...........             0.00   306,570,375.92   106,472,909.54   106,472,909.54             0.00             0.00
July 2004...........             0.00   301,217,454.73   105,855,089.86   105,855,089.86             0.00             0.00
August 2004.........             0.00   295,890,172.95   105,236,339.30   105,236,339.30             0.00             0.00
September 2004......             0.00   290,588,395.13   104,616,616.26   104,616,616.26             0.00             0.00
October 2004........             0.00   285,311,986.49   103,995,879.15   103,995,879.15             0.00             0.00
November 2004.......             0.00   280,060,812.95   103,374,086.35   103,374,086.35             0.00             0.00
December 2004.......             0.00   274,834,741.09   102,751,196.28   102,751,196.28             0.00             0.00
January 2005........             0.00   269,633,638.20   102,127,167.32   102,127,167.32             0.00             0.00
February 2005.......             0.00   264,457,372.22   101,501,957.85   101,501,957.85             0.00             0.00
March 2005..........             0.00   259,305,811.78   100,875,526.26   100,875,526.26             0.00             0.00
April 2005..........             0.00   254,178,826.16   100,247,830.90   100,247,830.90             0.00             0.00
May 2005............             0.00   249,076,285.33    99,618,830.13    99,618,830.13             0.00             0.00
June 2005...........             0.00   243,998,059.90    98,988,482.28    98,988,482.28             0.00             0.00
July 2005...........             0.00   238,944,021.15    98,356,745.68    98,356,745.68             0.00             0.00

                                                                                           Aggregate        Aggregate
                                                                                             Group            Group
                        PM Class         PN Class         J Class          FA Class         Maximum          Minimum
    Distribution        Planned          Planned          Targeted         Targeted        Scheduled        Scheduled
        Date            Balance          Balance          Balance          Balance          Balance          Balance
------------------------------------ ---------------- ---------------- ---------------- ---------------- ----------------
August 2005......... $           0.00 $ 233,988,789.97 $  97,686,204.15 $  97,686,204.15 $           0.00 $           0.00
September 2005......             0.00   229,133,790.58    96,976,040.14    96,976,040.14             0.00             0.00
October 2005........             0.00   224,377,025.22    96,227,147.41    96,227,147.41             0.00             0.00
November 2005.......             0.00   219,716,535.60    95,440,400.27    95,440,400.27             0.00             0.00
December 2005.......             0.00   215,150,402.09    94,616,654.01    94,616,654.01             0.00             0.00
January 2006........             0.00   210,676,743.01    93,756,745.21    93,756,745.21             0.00             0.00
February 2006.......             0.00   206,293,713.86    92,861,492.16    92,861,492.16             0.00             0.00
March 2006..........             0.00   201,999,506.58    91,931,695.22    91,931,695.22             0.00             0.00
April 2006..........             0.00   197,792,348.85    90,968,137.15    90,968,137.15             0.00             0.00
May 2006............             0.00   193,670,503.38    89,971,583.47    89,971,583.47             0.00             0.00
June 2006...........             0.00   189,632,267.23    88,942,782.79    88,942,782.79             0.00             0.00
July 2006...........             0.00   185,675,971.13    87,882,467.18    87,882,467.18             0.00             0.00
August 2006.........             0.00   181,799,978.80    86,791,352.45    86,791,352.45             0.00             0.00
September 2006......             0.00   178,002,686.33    85,670,138.50    85,670,138.50             0.00             0.00
October 2006........             0.00   174,282,521.55    84,519,509.61    84,519,509.61             0.00             0.00
November 2006.......             0.00   170,637,943.36    83,340,134.79    83,340,134.79             0.00             0.00
December 2006.......             0.00   167,067,441.16    82,132,668.04    82,132,668.04             0.00             0.00
January 2007........             0.00   163,569,534.24    80,897,748.67    80,897,748.67             0.00             0.00
February 2007.......             0.00   160,142,771.18    79,636,001.57    79,636,001.57             0.00             0.00
March 2007..........             0.00   156,785,729.31    78,348,037.53    78,348,037.53             0.00             0.00
April 2007..........             0.00   153,497,014.08    77,034,453.47    77,034,453.47             0.00             0.00
May 2007............             0.00   150,275,258.57    75,695,832.75    75,695,832.75             0.00             0.00
June 2007...........             0.00   147,119,122.93    74,332,745.45    74,332,745.45             0.00             0.00
July 2007...........             0.00   144,027,293.83    72,945,748.58    72,945,748.58             0.00             0.00
August 2007.........             0.00   140,998,483.93    71,535,386.37    71,535,386.37             0.00             0.00
September 2007......             0.00   138,031,431.42    70,102,190.53    70,102,190.53             0.00             0.00
October 2007........             0.00   135,124,899.46    68,646,680.49    68,646,680.49             0.00             0.00
November 2007.......             0.00   132,277,675.73    67,169,363.63    67,169,363.63             0.00             0.00
December 2007.......             0.00   129,488,571.91    65,670,735.53    65,670,735.53             0.00             0.00
January 2008........             0.00   126,756,423.26    64,151,280.20    64,151,280.20             0.00             0.00
February 2008.......             0.00   124,080,088.09    62,611,470.32    62,611,470.32             0.00             0.00
March 2008..........             0.00   121,458,447.36    61,051,767.42    61,051,767.42             0.00             0.00
April 2008..........             0.00   118,890,404.21    59,472,622.17    59,472,622.17             0.00             0.00
May 2008............             0.00   116,374,883.54    57,874,474.53    57,874,474.53             0.00             0.00
June 2008...........             0.00   113,910,831.54    56,257,754.00    56,257,754.00             0.00             0.00
July 2008...........             0.00   111,497,215.32    54,622,879.80    54,622,879.80             0.00             0.00
August 2008.........             0.00   109,133,022.50    52,970,261.10    52,970,261.10             0.00             0.00
September 2008......             0.00   106,817,260.74    51,300,297.18    51,300,297.18             0.00             0.00
October 2008........             0.00   104,548,957.41    49,613,377.68    49,613,377.68             0.00             0.00
November 2008.......             0.00   102,327,159.20    47,909,882.73    47,909,882.73             0.00             0.00
December 2008.......             0.00   100,150,931.70    46,190,183.18    46,190,183.18             0.00             0.00
January 2009........             0.00    98,019,359.04    44,454,640.77    44,454,640.77             0.00             0.00
February 2009.......             0.00    95,931,543.55    42,703,608.29    42,703,608.29             0.00             0.00
March 2009..........             0.00    93,886,605.40    40,937,429.80    40,937,429.80             0.00             0.00
April 2009..........             0.00    91,883,682.19    39,156,440.74    39,156,440.74             0.00             0.00
May 2009............             0.00    89,921,928.68    37,360,968.16    37,360,968.16             0.00             0.00
June 2009...........             0.00    88,000,516.42    35,551,330.85    35,551,330.85             0.00             0.00
July 2009...........             0.00    86,118,633.41    33,727,839.51    33,727,839.51             0.00             0.00

                                     B-16

                                                                                           Aggregate        Aggregate
                                                                                             Group            Group
                        PM Class         PN Class         J Class          FA Class         Maximum          Minimum
    Distribution        Planned          Planned          Targeted         Targeted        Scheduled        Scheduled
        Date            Balance          Balance          Balance          Balance          Balance          Balance
------------------------------------ ---------------- ---------------- ---------------- ---------------- ----------------
August 2009......... $           0.00 $  84,275,483.80 $  31,890,796.92 $  31,890,796.92 $           0.00 $           0.00
September 2009......             0.00    82,470,287.54    30,040,498.07    30,040,498.07             0.00             0.00
October 2009........             0.00    80,702,280.10    28,177,230.33    28,177,230.33             0.00             0.00
November 2009.......             0.00    78,970,712.15    26,301,273.60    26,301,273.60             0.00             0.00
December 2009.......             0.00    77,274,849.24    24,412,900.47    24,412,900.47             0.00             0.00
January 2010........             0.00    75,613,971.56    22,512,376.33    22,512,376.33             0.00             0.00
February 2010.......             0.00    73,987,373.59    20,599,959.52    20,599,959.52             0.00             0.00
March 2010..........             0.00    72,394,363.87    18,675,901.48    18,675,901.48             0.00             0.00
April 2010..........             0.00    70,834,264.66    16,740,446.91    16,740,446.91             0.00             0.00
May 2010............             0.00    69,306,411.76    14,793,833.83    14,793,833.83             0.00             0.00
June 2010...........             0.00    67,810,154.15    12,836,293.78    12,836,293.78             0.00             0.00
July 2010...........             0.00    66,344,853.78    10,868,051.91    10,868,051.91             0.00             0.00
August 2010.........             0.00    64,909,885.32     8,889,327.11     8,889,327.11             0.00             0.00
September 2010......             0.00    63,504,635.89     6,900,332.15     6,900,332.15             0.00             0.00
October 2010........             0.00    62,128,504.79     4,901,273.77     4,901,273.77             0.00             0.00
November 2010.......             0.00    60,780,903.32     2,892,352.82     2,892,352.82             0.00             0.00
December 2010.......             0.00    59,461,254.50       873,764.37       873,764.37             0.00             0.00
January 2011........             0.00    58,168,992.84             0.00             0.00             0.00             0.00
February 2011.......             0.00    56,903,564.13             0.00             0.00             0.00             0.00
March 2011..........             0.00    55,664,425.21             0.00             0.00             0.00             0.00
April 2011..........             0.00    54,451,043.75             0.00             0.00             0.00             0.00
May 2011............             0.00    53,262,898.04             0.00             0.00             0.00             0.00
June 2011...........             0.00    52,099,476.76             0.00             0.00             0.00             0.00
July 2011...........             0.00    50,960,278.81             0.00             0.00             0.00             0.00
August 2011.........             0.00    49,844,813.09             0.00             0.00             0.00             0.00
September 2011......             0.00    48,752,598.28             0.00             0.00             0.00             0.00
October 2011........             0.00    47,683,162.70             0.00             0.00             0.00             0.00
November 2011.......             0.00    46,636,044.06             0.00             0.00             0.00             0.00
December 2011.......             0.00    45,610,789.33             0.00             0.00             0.00             0.00
January 2012........             0.00    44,606,954.49             0.00             0.00             0.00             0.00
February 2012.......             0.00    43,624,104.43             0.00             0.00             0.00             0.00
March 2012..........             0.00    42,661,812.72             0.00             0.00             0.00             0.00
April 2012..........             0.00    41,719,661.44             0.00             0.00             0.00             0.00
May 2012............             0.00    40,797,241.05             0.00             0.00             0.00             0.00
June 2012...........             0.00    39,894,150.17             0.00             0.00             0.00             0.00
July 2012...........             0.00    39,009,995.48             0.00             0.00             0.00             0.00
August 2012.........             0.00    38,144,391.49             0.00             0.00             0.00             0.00
September 2012......             0.00    37,296,960.46             0.00             0.00             0.00             0.00
October 2012........             0.00    36,467,332.19             0.00             0.00             0.00             0.00
November 2012.......             0.00    35,655,143.88             0.00             0.00             0.00             0.00
December 2012.......             0.00    34,860,040.02             0.00             0.00             0.00             0.00
January 2013........             0.00    34,081,672.19             0.00             0.00             0.00             0.00
February 2013.......             0.00    33,319,698.97             0.00             0.00             0.00             0.00
March 2013..........             0.00    32,573,785.78             0.00             0.00             0.00             0.00
April 2013..........             0.00    31,843,604.72             0.00             0.00             0.00             0.00
May 2013............             0.00    31,128,834.50             0.00             0.00             0.00             0.00
June 2013...........             0.00    30,429,160.23             0.00             0.00             0.00             0.00
July 2013...........             0.00    29,744,273.36             0.00             0.00             0.00             0.00

                                     B-17

                                                                                           Aggregate        Aggregate
                                                                                             Group            Group
                        PM Class         PN Class         J Class          FA Class         Maximum          Minimum
    Distribution        Planned          Planned          Targeted         Targeted        Scheduled        Scheduled
        Date            Balance          Balance          Balance          Balance          Balance          Balance
------------------------------------ ---------------- ---------------- ---------------- ---------------- ----------------
August 2013......... $           0.00 $  29,073,871.53 $           0.00 $           0.00 $           0.00 $           0.00
September 2013......             0.00    28,417,658.43             0.00             0.00             0.00             0.00
October 2013........             0.00    27,775,343.71             0.00             0.00             0.00             0.00
November 2013.......             0.00    27,146,642.83             0.00             0.00             0.00             0.00
December 2013.......             0.00    26,531,276.98             0.00             0.00             0.00             0.00
January 2014........             0.00    25,928,972.94             0.00             0.00             0.00             0.00
February 2014.......             0.00    25,339,462.99             0.00             0.00             0.00             0.00
March 2014..........             0.00    24,762,484.76             0.00             0.00             0.00             0.00
April 2014..........             0.00    24,197,781.18             0.00             0.00             0.00             0.00
May 2014............             0.00    23,645,100.33             0.00             0.00             0.00             0.00
June 2014...........             0.00    23,104,195.37             0.00             0.00             0.00             0.00
July 2014...........             0.00    22,574,824.42             0.00             0.00             0.00             0.00
August 2014.........             0.00    22,056,750.44             0.00             0.00             0.00             0.00
September 2014......             0.00    21,549,741.20             0.00             0.00             0.00             0.00
October 2014........             0.00    21,053,569.11             0.00             0.00             0.00             0.00
November 2014.......             0.00    20,568,011.18             0.00             0.00             0.00             0.00
December 2014.......             0.00    20,092,848.92             0.00             0.00             0.00             0.00
January 2015........             0.00    19,627,868.20             0.00             0.00             0.00             0.00
February 2015.......             0.00    19,172,859.24             0.00             0.00             0.00             0.00
March 2015..........             0.00    18,727,616.49             0.00             0.00             0.00             0.00
April 2015..........             0.00    18,291,938.51             0.00             0.00             0.00             0.00
May 2015............             0.00    17,865,627.96             0.00             0.00             0.00             0.00
June 2015...........             0.00    17,448,491.44             0.00             0.00             0.00             0.00
July 2015...........             0.00    17,040,339.50             0.00             0.00             0.00             0.00
August 2015.........             0.00    16,640,986.47             0.00             0.00             0.00             0.00
September 2015......             0.00    16,250,250.45             0.00             0.00             0.00             0.00
October 2015........             0.00    15,867,953.20             0.00             0.00             0.00             0.00
November 2015.......             0.00    15,493,920.10             0.00             0.00             0.00             0.00
December 2015.......             0.00    15,127,980.03             0.00             0.00             0.00             0.00
January 2016........             0.00    14,769,965.35             0.00             0.00             0.00             0.00
February 2016.......             0.00    14,419,711.81             0.00             0.00             0.00             0.00
March 2016..........             0.00    14,077,058.46             0.00             0.00             0.00             0.00
April 2016..........             0.00    13,741,847.63             0.00             0.00             0.00             0.00
May 2016............             0.00    13,413,924.81             0.00             0.00             0.00             0.00
June 2016...........             0.00    13,093,138.65             0.00             0.00             0.00             0.00
July 2016...........             0.00    12,779,340.85             0.00             0.00             0.00             0.00
August 2016.........             0.00    12,472,386.11             0.00             0.00             0.00             0.00
September 2016......             0.00    12,172,132.08             0.00             0.00             0.00             0.00
October 2016........             0.00    11,878,439.28             0.00             0.00             0.00             0.00
November 2016.......             0.00    11,591,171.08             0.00             0.00             0.00             0.00
December 2016.......             0.00    11,310,193.60             0.00             0.00             0.00             0.00
January 2017........             0.00    11,035,375.69             0.00             0.00             0.00             0.00
February 2017.......             0.00    10,766,588.85             0.00             0.00             0.00             0.00
March 2017..........             0.00    10,503,707.20             0.00             0.00             0.00             0.00
April 2017..........             0.00    10,246,607.40             0.00             0.00             0.00             0.00
May 2017............             0.00     9,995,168.63             0.00             0.00             0.00             0.00
June 2017...........             0.00     9,749,272.52             0.00             0.00             0.00             0.00
July 2017...........             0.00     9,508,803.10             0.00             0.00             0.00             0.00

                                     B-18

                                                                                           Aggregate        Aggregate
                                                                                             Group            Group
                        PM Class         PN Class         J Class          FA Class         Maximum          Minimum
    Distribution        Planned          Planned          Targeted         Targeted        Scheduled        Scheduled
        Date            Balance          Balance          Balance          Balance          Balance          Balance
------------------------------------ ---------------- ---------------- ---------------- ---------------- ----------------
August 2017......... $           0.00 $   9,273,646.77 $           0.00 $           0.00 $           0.00 $           0.00
September 2017......             0.00     9,043,692.22             0.00             0.00             0.00             0.00
October 2017........             0.00     8,818,830.43             0.00             0.00             0.00             0.00
November 2017.......             0.00     8,598,954.58             0.00             0.00             0.00             0.00
December 2017.......             0.00     8,383,960.03             0.00             0.00             0.00             0.00
January 2018........             0.00     8,173,744.27             0.00             0.00             0.00             0.00
February 2018.......             0.00     7,968,206.89             0.00             0.00             0.00             0.00
March 2018..........             0.00     7,767,249.51             0.00             0.00             0.00             0.00
April 2018..........             0.00     7,570,775.77             0.00             0.00             0.00             0.00
May 2018............             0.00     7,378,691.25             0.00             0.00             0.00             0.00
June 2018...........             0.00     7,190,903.50             0.00             0.00             0.00             0.00
July 2018...........             0.00     7,007,321.91             0.00             0.00             0.00             0.00
August 2018.........             0.00     6,827,857.75             0.00             0.00             0.00             0.00
September 2018......             0.00     6,652,424.10             0.00             0.00             0.00             0.00
October 2018........             0.00     6,480,935.81             0.00             0.00             0.00             0.00
November 2018.......             0.00     6,313,309.46             0.00             0.00             0.00             0.00
December 2018.......             0.00     6,149,463.36             0.00             0.00             0.00             0.00
January 2019........             0.00     5,989,317.47             0.00             0.00             0.00             0.00
February 2019.......             0.00     5,832,793.41             0.00             0.00             0.00             0.00
March 2019..........             0.00     5,679,814.38             0.00             0.00             0.00             0.00
April 2019..........             0.00     5,530,305.16             0.00             0.00             0.00             0.00
May 2019............             0.00     5,384,192.09             0.00             0.00             0.00             0.00
June 2019...........             0.00     5,241,403.01             0.00             0.00             0.00             0.00
July 2019...........             0.00     5,101,867.22             0.00             0.00             0.00             0.00
August 2019.........             0.00     4,965,515.49             0.00             0.00             0.00             0.00
September 2019......             0.00     4,832,280.02             0.00             0.00             0.00             0.00
October 2019........             0.00     4,702,094.38             0.00             0.00             0.00             0.00
November 2019.......             0.00     4,574,893.52             0.00             0.00             0.00             0.00
December 2019.......             0.00     4,450,613.73             0.00             0.00             0.00             0.00
January 2020........             0.00     4,329,192.58             0.00             0.00             0.00             0.00
February 2020.......             0.00     4,210,568.97             0.00             0.00             0.00             0.00
March 2020..........             0.00     4,094,683.02             0.00             0.00             0.00             0.00
April 2020..........             0.00     3,981,476.11             0.00             0.00             0.00             0.00
May 2020............             0.00     3,870,890.80             0.00             0.00             0.00             0.00
June 2020...........             0.00     3,762,870.85             0.00             0.00             0.00             0.00
July 2020...........             0.00     3,657,361.19             0.00             0.00             0.00             0.00
August 2020.........             0.00     3,554,307.86             0.00             0.00             0.00             0.00
September 2020......             0.00     3,453,658.04             0.00             0.00             0.00             0.00
October 2020........             0.00     3,355,359.98             0.00             0.00             0.00             0.00
November 2020.......             0.00     3,259,363.01             0.00             0.00             0.00             0.00
December 2020.......             0.00     3,165,617.50             0.00             0.00             0.00             0.00
January 2021........             0.00     3,074,074.86             0.00             0.00             0.00             0.00
February 2021.......             0.00     2,984,687.49             0.00             0.00             0.00             0.00
March 2021..........             0.00     2,897,408.78             0.00             0.00             0.00             0.00
April 2021..........             0.00     2,812,193.08             0.00             0.00             0.00             0.00
May 2021............             0.00     2,728,995.71             0.00             0.00             0.00             0.00
June 2021...........             0.00     2,647,772.89             0.00             0.00             0.00             0.00
July 2021...........             0.00     2,568,481.75             0.00             0.00             0.00             0.00

                                     B-19

                                                                                           Aggregate        Aggregate
                                                                                             Group            Group
                        PM Class         PN Class         J Class          FA Class         Maximum          Minimum
    Distribution        Planned          Planned          Targeted         Targeted        Scheduled        Scheduled
        Date            Balance          Balance          Balance          Balance          Balance          Balance
------------------------------------ ---------------- ---------------- ---------------- ---------------- ----------------
August 2021......... $           0.00 $   2,491,080.33 $           0.00 $           0.00 $           0.00 $           0.00
September 2021......             0.00     2,415,527.51             0.00             0.00             0.00             0.00
October 2021........             0.00     2,341,783.05             0.00             0.00             0.00             0.00
November 2021.......             0.00     2,269,807.55             0.00             0.00             0.00             0.00
December 2021.......             0.00     2,199,562.39             0.00             0.00             0.00             0.00
January 2022........             0.00     2,131,009.81             0.00             0.00             0.00             0.00
February 2022.......             0.00     2,064,112.79             0.00             0.00             0.00             0.00
March 2022..........             0.00     1,998,835.10             0.00             0.00             0.00             0.00
April 2022..........             0.00     1,935,141.26             0.00             0.00             0.00             0.00
May 2022............             0.00     1,872,996.55             0.00             0.00             0.00             0.00
June 2022...........             0.00     1,812,366.94             0.00             0.00             0.00             0.00
July 2022...........             0.00     1,753,219.13             0.00             0.00             0.00             0.00
August 2022.........             0.00     1,695,520.52             0.00             0.00             0.00             0.00
September 2022......             0.00     1,639,239.18             0.00             0.00             0.00             0.00
October 2022........             0.00     1,584,343.86             0.00             0.00             0.00             0.00
November 2022.......             0.00     1,530,803.96             0.00             0.00             0.00             0.00
December 2022.......             0.00     1,478,589.50             0.00             0.00             0.00             0.00
January 2023........             0.00     1,427,671.16             0.00             0.00             0.00             0.00
February 2023.......             0.00     1,378,020.22             0.00             0.00             0.00             0.00
March 2023..........             0.00     1,329,608.56             0.00             0.00             0.00             0.00
April 2023..........             0.00     1,282,408.65             0.00             0.00             0.00             0.00
May 2023............             0.00     1,236,393.55             0.00             0.00             0.00             0.00
June 2023...........             0.00     1,191,536.87             0.00             0.00             0.00             0.00
July 2023...........             0.00     1,147,812.79             0.00             0.00             0.00             0.00
August 2023.........             0.00     1,105,196.03             0.00             0.00             0.00             0.00
September 2023......             0.00     1,063,661.82             0.00             0.00             0.00             0.00
October 2023........             0.00     1,023,185.95             0.00             0.00             0.00             0.00
November 2023.......             0.00       983,744.70             0.00             0.00             0.00             0.00
December 2023.......             0.00       945,314.84             0.00             0.00             0.00             0.00
January 2024........             0.00       907,873.65             0.00             0.00             0.00             0.00
February 2024.......             0.00       871,398.89             0.00             0.00             0.00             0.00
March 2024..........             0.00       835,868.77             0.00             0.00             0.00             0.00
April 2024..........             0.00       801,261.98             0.00             0.00             0.00             0.00
May 2024............             0.00       767,557.66             0.00             0.00             0.00             0.00
June 2024...........             0.00       734,735.38             0.00             0.00             0.00             0.00
July 2024...........             0.00       702,775.15             0.00             0.00             0.00             0.00
August 2024.........             0.00       671,657.41             0.00             0.00             0.00             0.00
September 2024......             0.00       641,363.02             0.00             0.00             0.00             0.00
October 2024........             0.00       611,873.22             0.00             0.00             0.00             0.00
November 2024.......             0.00       583,169.67             0.00             0.00             0.00             0.00
December 2024.......             0.00       555,234.42             0.00             0.00             0.00             0.00
January 2025........             0.00       528,049.91             0.00             0.00             0.00             0.00
February 2025.......             0.00       501,598.92             0.00             0.00             0.00             0.00
March 2025..........             0.00       475,864.65             0.00             0.00             0.00             0.00
April 2025..........             0.00       450,830.60             0.00             0.00             0.00             0.00
May 2025............             0.00       426,480.67             0.00             0.00             0.00             0.00
June 2025...........             0.00       402,799.09             0.00             0.00             0.00             0.00
July 2025...........             0.00       379,770.42             0.00             0.00             0.00             0.00

                                     B-20

                                                                                           Aggregate        Aggregate
                                                                                             Group            Group
                        PM Class         PN Class         J Class          FA Class         Maximum          Minimum
    Distribution        Planned          Planned          Targeted         Targeted        Scheduled        Scheduled
        Date            Balance          Balance          Balance          Balance          Balance          Balance
------------------------------------ ---------------- ---------------- ---------------- ---------------- ----------------
August 2025......... $           0.00 $     357,379.54 $           0.00 $           0.00 $           0.00 $           0.00
September 2025......             0.00       335,611.70             0.00             0.00             0.00             0.00
October 2025........             0.00       314,452.41             0.00             0.00             0.00             0.00
November 2025.......             0.00       293,887.52             0.00             0.00             0.00             0.00
December 2025.......             0.00       273,903.20             0.00             0.00             0.00             0.00
January 2026........             0.00       254,485.88             0.00             0.00             0.00             0.00
February 2026.......             0.00       235,622.31             0.00             0.00             0.00             0.00
March 2026..........             0.00       217,299.51             0.00             0.00             0.00             0.00
April 2026..........             0.00       199,504.79             0.00             0.00             0.00             0.00
May 2026............             0.00       182,225.74             0.00             0.00             0.00             0.00
June 2026...........             0.00       165,450.20             0.00             0.00             0.00             0.00
July 2026...........             0.00       149,166.28             0.00             0.00             0.00             0.00
August 2026.........             0.00       133,362.36             0.00             0.00             0.00             0.00
September 2026......             0.00       118,027.05             0.00             0.00             0.00             0.00
October 2026........             0.00       103,149.23             0.00             0.00             0.00             0.00
November 2026.......             0.00        88,718.00             0.00             0.00             0.00             0.00
December 2026.......             0.00        74,722.71             0.00             0.00             0.00             0.00
January 2027........             0.00        61,152.94             0.00             0.00             0.00             0.00
February 2027.......             0.00        47,998.50             0.00             0.00             0.00             0.00
March 2027..........             0.00        35,249.41             0.00             0.00             0.00             0.00
April 2027..........             0.00        22,895.92             0.00             0.00             0.00             0.00
May 2027............             0.00        10,928.49             0.00             0.00             0.00             0.00
June 2027 and
  thereafter........             0.00             0.00             0.00             0.00             0.00             0.00

                                     B-21

     No dealer, salesman or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus Supplement and the additional Disclosure Documents and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus Supplement and the aforementioned documents do not constitute an offer to sell or a solicitation of an offer to buy any of the Certificates offered hereby in any state to any person to whom it is unlawful to make such offer or solicitation in such state. The delivery of this Prospectus Supplement and the aforementioned documents at any time does not imply that the information contained herein or therein is correct as of any time subsequent to the date hereof or thereof.

                           ------------------------

                              TABLE OF CONTENTS

                                        Page
                                        ----
           Prospectus Supplement
Table of Contents.....................  S- 3
Reference Sheet.......................  S- 4
Additional Risk Factors...............  S-10
Description of the Certificates.......  S-10
Certain Additional Federal Income Tax
  Consequences........................  S-32
Plan of Distribution..................  S-33
Legal Matters.........................  S-34
Exhibit A.............................  A- 1
Principal Balance Schedules...........  B- 1

              REMIC Prospectus
Prospectus Supplement.................     2
Summary of Prospectus.................     3
Risk Factors..........................     8
Description of the Certificates.......    10
The Trust Agreement...................    23
Certain Federal Income Tax
  Consequences........................    25
Legal Investment Considerations.......    37
Legal Opinion.........................    37
ERISA Considerations..................    37
Glossary..............................    39



                                $1,982,215,084

                               [FANNIE MAE LOGO]

                               Guaranteed REMIC
                          Pass-Through Certificates
                        Fannie Mae REMIC Trust 1997-57

                           ------------------------
                            PROSPECTUS SUPPLEMENT
                           ------------------------

                               LEHMAN BROTHERS
                                July 15, 1997

                                                                   Annex 2(j)
         Cover Page and Terms Sheet
                    for

        Offering Circular Supplement
           dated October 21, 1992
                     to
             Offering Circular
          dated September 1, 1992
                relating to

   Federal Home Loan Mortgage Corporation
Multiclass Mortgage Securities, Series G003


OFFERING CIRCULAR SUPPLEMENT                                       (LOGO)
(TO OFFERING CIRCULAR DATED SEPTEMBER 1, 1992)
$350,000,000
FEDERAL HOME LOAN MORTGAGE CORPORATION
MULTICLASS MORTGAGE SECURITIES, SERIES G003


The Federal Home Loan Mortgage Corporation ('Freddie Mac') is offering its Multiclass Mortgage Securities, Series G003 (the 'Multiclass Securities'). The Multiclass Securities will consist of the various 'Classes' listed below. The Classes will receive principal and interest payments, in differing proportions and at differing times, from the cash flows provided by (i) 'fully modified pass-through' mortgage-backed securities ('GNMA Certificates') guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ('GNMA') and/or (ii) Freddie Mac Giant GNMA-Backed Securities ('Giant Securities' and, together with the GNMA Certificates, 'GNMA-Related Securities'), with interest rates of 8% per annum. The GNMA Certificates represent ownership interests in pools of first lien, single family residential mortgages (the 'Mortgages') that are either insured by the Federal Housing Administration or partially guaranteed by the Department of Veterans Affairs. See 'General Information -- Structure of Transaction' in this Supplement. The obligations of GNMA under its guarantees of the GNMA Certificates are backed by the full faith and credit of the United States.

Freddie Mac guarantees to each 'Holder' of a Multiclass Security (i) the timely payment of interest at the applicable 'Class Coupon' and (ii) the payment of the principal amount of the Holder's Multiclass Security as described in this Supplement.

Freddie Mac will make interest and principal payments on each monthly 'Payment Date,' beginning December 25, 1992, on the Classes entitled to such payments. See 'Payments' in this Supplement.

This Series will involve the creation of an 'Upper-Tier REMIC Pool' and a 'Lower-Tier REMIC Pool.' Elections will be made to treat both REMIC Pools as 'real estate mortgage investment conduits' ('REMICs') pursuant to the Internal Revenue Code. The R and RS Classes will be 'Residual Classes' and, for federal income tax purposes, will be the residual interests in the Upper-Tier and Lower-Tier REMIC Pools, respectively. The other Classes will be 'Regular Classes' and, for federal income tax purposes, will be the regular interests in the Upper-Tier REMIC Pool. The Residual Classes will be subject to transfer restrictions. See 'Certain Federal Income Tax Consequences' in this Supplement and in the Multiclass Securities Offering Circular.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED AT THE BOTTOM OF PAGE S-2.

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE MULTICLASS SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE MULTICLASS SECURITIES, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE MULTICLASS SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE MULTICLASS SECURITIES ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE 'EXEMPTED SECURITIES' WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.

--------------------------------------------------------------------------------



                                                                                                          WEIGHTED
            ORIGINAL                                                                                      AVERAGE
 CLASS      PRINCIPAL      PRINCIPAL     CLASS        INTEREST         CUSIP          FINAL PAYMENT       LIFE AT 155%
 G003-      AMOUNT(1)       TYPE(2)      COUPON        TYPE(2)         NUMBER            DATE(3)          PSA(4)
A .....    $20,183,334       PAC I        4.50%          FIX         312913GJ9     February 25, 2009         1.2 Yrs
B .....     17,850,000       PAC I        5.75           FIX         312913GK6     October 25, 2013          3.4
C .....     30,916,667       PAC I        6.60           FIX         312913GL4     January 25, 2018          5.8
D .....     14,053,030       PAC I        7.25           FIX         312913GM2     April 25, 2019            7.9
E .....     50,866,667       PAC I        7.50           FIX         312913GN0     November 25, 2021        10.9
F .....     82,313,635       PAC I       (5)             FLT         312913GP5     April 25, 2019            3.4
FA ....     16,960,000        SUP        (5)             FLT         312913GQ3     November 25, 2022        18.3
FB ....     13,760,687      CPT/SCH      (5)           FLT/DLY       312913GR1     September 25, 2022        3.0
FC ....      9,600,000        SUP        (5)           FLT/DLY       312913GS9     April 25, 2021            1.7
G .....      6,533,333       PAC I        7.75           FIX         312913GT7     March 25, 2022           14.9
H .....     16,333,334       PAC I        8.00           FIX         312913GU4     November 25, 2022        18.8
JA ....        (6)          CPT/NTL       8.00         FIX/IO        312913GV2     March 25, 2022           --
K .....     17,692,343      PAC II        7.00           FIX         312913GW0     September 25, 2022        3.4
L .....    $ 5,600,000      PAC II        8.00%          FIX         312913GX8     November 25, 2022        10.9 Yrs
M .....      5,000,000        SCH         7.00           FIX         312913GY6     March 25, 2021            1.6
MA.....      4,613,637        SCH         7.00           FIX         312913GZ3     April 25, 2021            3.4
MB.....      3,166,666        SUP         8.00           FIX         312913HA7     June 25, 2021             5.2
N .....      9,916,667        SUP         8.00           FIX         312913HB5     September 25, 2021       10.9
O .....     18,000,000        SUP         8.00           FIX         312913HC3     November 25, 2022        18.3
S .....        (6)            NTL        (5)           INV/IO        312913HD1     April 25, 2019           --
SA ....      4,240,000        SUP        (5)             INV         312913HE9     November 25, 2022        18.3
SB ....        (6)          CPT/NTL      (5)        W/INV/IO/DLY     312913HF6     September 25, 2022       --
SC ....      2,400,000        SUP        (5)           INV/DLY       312913HG4     April 25, 2021            1.7
R .....              0        NPR         0              NPR         312913HH2     November 25, 2022        --
RS ....              0        NPR         0              NPR         312913HJ8     November 25, 2022        --


--------------------------------------------------------------------------------

(1) Subject to proportionate increase as described under 'Increase in Size' in this Supplement.
(2) See 'Description of Multiclass Securities -- Standard Definitions and Abbreviations for Classes' on pages 7-9 of the Multiclass Securities Offering Circular.
(3) Determined as described under 'Final Payment Dates' in this Supplement.
(4) Determined as described under 'Prepayment and Yield Analysis' in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the assumed rate of 155% PSA or any other constant rate, and the actual weighted average lives of many Classes are likely to differ from those shown, perhaps significantly.

(5) The F, FA, S and SA Classes will bear interest based on 'LIBOR,' the FB and SB Classes will bear interest based on the 'Seven-Year Treasury Index' and the FC and SC Classes will bear interest based on 'COFI,' as described under 'Payments -- Interest' in this Supplement.

(6) The JA, S and SB Classes will not receive principal payments, will have original notional principal amounts of approximately $3,383,333, $82,313,635 and $13,760,687, respectively, and will bear interest on their respective notional principal amounts as described under 'Payments -- Interest' in this Supplement. The notional principal amounts of these Classes will be reduced with reductions in the principal amounts of certain of the PAC and Scheduled Classes, as described under 'Payments -- Interest' in this Supplement.

The Multiclass Securities are offered by Salomon Brothers Inc (the 'Underwriter') from time to time for sale in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest from November 1, 1992 on the Fixed Rate, FB, FC, SB and SC Classes and from November 25, 1992 on the F, FA, S and SA Classes. The Multiclass Securities are offered by the Underwriter, subject to sale by Freddie Mac and receipt and acceptance by the Underwriter and subject to the Underwriter's right to reject any order in whole or in part. It is expected that the Regular Classes (in book-entry form) will be available for deposit at any Federal Reserve Bank, and that delivery of the Residual Classes (in certificated form) will be made at the offices of the Underwriter, Seven World Trade Center, New York, New York 10048, on or about November 30, 1992 (the 'Closing Date').

-------------------------------------------------

SALOMON BROTHERS INC

-----------------------------------------------------------------------------

The date of this Offering Circular Supplement is October 21, 1992.

     MULTICLASS SECURITIES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE MULTICLASS SECURITIES OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD AND LIQUIDITY RISKS ASSOCIATED WITH THAT CLASS.
                            ------------------------

     THE YIELD OF EACH CLASS WILL DEPEND UPON ITS PURCHASE PRICE, ITS SENSITIVITY TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGES, THE ACTUAL CHARACTERISTICS OF THE MORTGAGES AND, IN THE CASE OF EACH FLOATING RATE OR INVERSE FLOATING RATE CLASS, ITS SENSITIVITY TO THE LEVEL OF LIBOR, THE SEVEN-YEAR TREASURY INDEX OR COFI (EACH, AN 'INDEX'). THE MORTGAGES ARE SUBJECT TO PREPAYMENT AT ANY TIME WITHOUT PENALTY. MORTGAGE PREPAYMENT RATES ARE LIKELY TO FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME, AS IS THE LEVEL OF EACH INDEX. INVESTORS SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING:

        - FAST MORTGAGE PREPAYMENT RATES CAN REDUCE THE YIELDS OF THE JA, S AND SB CLASSES, WHICH ARE INTEREST ONLY CLASSES, AND OF ANY OTHER CLASSES PURCHASED AT A PREMIUM OVER THEIR PRINCIPAL AMOUNTS. UNDER CERTAIN PREPAYMENT SCENARIOS, INVESTORS IN THE INTEREST ONLY CLASSES COULD FAIL TO FULLY RECOVER THEIR INVESTMENTS.

        - SLOW MORTGAGE PREPAYMENT RATES CAN INCREASE THE WEIGHTED AVERAGE LIVES AND, THUS, REDUCE THE YIELDS OF ANY CLASSES PURCHASED AT A DISCOUNT TO THEIR PRINCIPAL AMOUNTS.

        - SMALL DIFFERENCES IN THE CHARACTERISTICS OF THE MORTGAGES CAN HAVE A SIGNIFICANT EFFECT ON THE WEIGHTED AVERAGE LIVES AND YIELDS OF THE CLASSES.

        - LOW LEVELS OF THE APPLICABLE INDEX CAN REDUCE THE YIELDS OF THE F, FA, FB AND FC CLASSES. CONVERSELY, HIGH LEVELS OF THE APPLICABLE INDEX CAN SIGNIFICANTLY REDUCE THE YIELDS OF THE S, SA, SB AND SC CLASSES AND (ESPECIALLY IN COMBINATION WITH FAST MORTGAGE PREPAYMENT RATES) MAY RESULT IN THE FAILURE OF INVESTORS IN THE S, SB AND SC CLASSES TO FULLY RECOVER THEIR INVESTMENTS.

        - IN GENERAL, PRINCIPAL PAYMENT RATES ON THE FA, FC, MB, N, O, SA AND SC CLASSES, WHICH ARE SUPPORT CLASSES, ARE LIKELY TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE PAC AND SCHEDULED CLASSES.

        - IN GENERAL, PRINCIPAL PAYMENT RATES ON THE SCHEDULED CLASSES ARE LIKELY TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE PAC CLASSES AND PRINCIPAL PAYMENT RATES ON THE TYPE II PAC CLASSES ARE LIKELY TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE TYPE I PAC CLASSES.

SEE 'PREPAYMENT AND YIELD ANALYSIS' IN THIS SUPPLEMENT.
                            ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE MULTICLASS SECURITIES AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR MULTICLASS SECURITIES READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD.
                            ------------------------

     Investors should purchase Multiclass Securities only if they have read and understand this Supplement and the following documents:

        - Freddie Mac's Multiclass Mortgage Securities Offering Circular dated September 1, 1992 (the 'Multiclass Securities Offering Circular'), which is attached to this Supplement;

        - Freddie Mac's Giant GNMA-Backed Securities Offering Circular dated September 1, 1992 (the 'Giant Securities Offering Circular'); and

        - Freddie Mac's Information Statement dated March 19, 1992, its Information Statement Supplements dated April 28, 1992, July 30, 1992 and November 13, 1992 and any other Information Statement Supplements published by Freddie Mac through the time of purchase (collectively, the 'Information Statement').

     This Supplement incorporates by reference the Giant Securities Offering Circular and the Information Statement. Investors can order those documents: from Freddie Mac, by writing or calling its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/759-8160); or from the Underwriter, by writing or calling its Prospectus Department at 140 58th Street, Brooklyn Army Terminal, Brooklyn, New York 11220 (phone 212/783-1400).

     Investors can obtain additional information regarding the GNMA-Related Securities from the sources described under 'General Information -- Additional Information' in this Supplement.

                                      S-2
                            SERIES G003 TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION FOR QUICK REFERENCE ONLY. IT IS NOT A SUMMARY OF THE TRANSACTION. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement.

     The Floating Rate and Inverse Floating Rate Classes and Components will bear interest as follows:


                                                                                 CLASS OR COMPONENT
                                                                                  COUPON SUBJECT TO
        CLASS OR                                                               ---------------------------
        COMPONENT      INITIAL RATE          CLASS OR COMPONENT COUPON         MINIMUM RATE   MAXIMUM RATE
    -----------------  ------------   ---------------------------------------  ------------   ------------
    F    ............      4.4500%**  LIBOR + 0.45%                                0.45%        10.000000%
    FA  .............      4.5625     LIBOR + 1.25%                                1.25         10.000000
    FB* .............      6.0500     Seven-Year Treasury Index - 0.25%            0             9.200000
    FC* .............      6.3740     COFI + 1.5%                                  1.5          10.000000
    S    ............      5.5500**   9.55% - LIBOR                                0             9.550000
    SA  .............     21.7500     35.0% - (LIBOR X 4)                          0            35.000000
    SB-1*............      4.2705     10.570513% - Seven-Year Treasury Index       1.120513     10.320513
    SB-2*............      3.5166     9.816666% - Seven-Year Treasury Index        0.366666      9.566666
    SC* .............     14.5040     34.0% - (COFI X 4)                           0            34.000000

    -------------------

     * Delay Classes and Components.
    ** Rate in effect until November 25, 1993; Class Coupon adjusts monthly thereafter.

See 'Payments -- Interest' in this Supplement.

ALLOCATION OF PRINCIPAL

     1. Type I PAC Classes to their Targeted Balances (structured at 90%-250%
     PSA), allocated:

        A and F, in the ratio of 4 to 7

        B and F, in the ratio of 8 to 9

        C and F, in the ratio of 10 to 7

        D and F, in the ratio of 8 to 3

        E, G and H, in that order

     2. Type II PAC Classes and Component to their Targeted Balances (structured at 115%-200% PSA), allocated:

        K and FB-1, pro rata

        L

     3. M, MA and FB-2 to their Targeted Balances (structured at 135%-155% PSA), allocated:

        43.5992607710% to M, 17.4397043084% to MA and 38.9610349206% to FB-2,
        while M is outstanding FB-2 and MA, pro rata (based on their then outstanding principal amounts)

     4. FC and SC, pro rata, until retired

     5. MB until retired

     6. M, MA and FB-2 as in step 3 until retired

     7. N until retired

     8. FA, O and SA, pro rata, until retired

     9. Type II PAC Classes and Component as in step 2 until retired

     10. Type I PAC Classes as in step 1 until retired

See 'Payments -- Principal' in this Supplement.

WEIGHTED AVERAGE LIVES (IN YEARS)*



                                                  PSA PREPAYMENT ASSUMPTION
                                            ----------------------------------
                     CLASSES                0%     90%     155%    250%    450%
        --------------------------------    ----   ----    ----    ----    ----

        A  .............................     8.1    1.2    1.2     1.2     1.2
        B  .............................    15.7    3.4    3.4     3.4     2.3
        C  .............................    19.8    5.8    5.8     5.8     3.3
        D  .............................    22.2    7.9    7.9     7.9     4.4
        E  .............................    24.1   10.9    10.9    10.9    6.1
        F  .............................    13.9    3.4    3.4     3.4     2.2
        FA, O and SA....................    29.4   22.0    18.3    2.8     0.9
        FB .............................    27.2   13.3    3.0     2.0     0.8
        FC and SC.......................    28.2   17.3    1.7     0.3     0.1
        G  .............................    25.5   14.9    14.9    14.9    8.7
        H  .............................    25.9   18.8    18.8    18.8    11.9
        K  .............................    26.8   11.5    3.4     2.9     1.2
        L  .............................    27.4   14.1    10.9    6.4     1.7
        M ..............................    27.7   15.3    1.6     0.7     0.3
        MA..............................    27.8   15.8    3.4     0.9     0.3
        MB .............................    28.5   18.2    5.2     0.6     0.2
        N  .............................    28.7   19.0    10.9    1.4     0.5

        Underlying GNMA-Related
        Securities......................    21.3   10.2    7.6     5.4     3.0


        -----------------------
        * Determined as described under 'Prepayment and Yield Analysis' in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of the Classes and of the GNMA-Related Securities are likely to differ from those shown, perhaps significantly.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF NOVEMBER 1, 1992)



                      REMAINING TERM     ORIGINAL TERM
                       TO MATURITY        TO MATURITY        PER ANNUM
PRINCIPAL BALANCE      (IN MONTHS)        (IN MONTHS)      INTEREST RATE
-----------------     --------------     -------------     -------------

  $350,000,000             292                360              8.5%


     The actual remaining terms to maturity of most of the Mortgages will differ from the remaining term shown above, perhaps significantly. See 'General Information -- The Mortgages' in this Supplement.

                                                                      Annex 2(k)



                           Cover Page and Terms Sheet
                                      for

                          Offering Circular Supplement
                              dated August 1, 1993
                                       to
                               Offering Circular
                              dated August 1, 1993
                                  relating to

                     Federal Home Loan Mortgage Corporation
                  Multiclass Mortgage Securities, Series G020


OFFERING CIRCULAR SUPPLEMENT                                           (LOGO)
(TO OFFERING CIRCULAR DATED AUGUST 1, 1993)
$300,000,000
FEDERAL HOME LOAN MORTGAGE CORPORATION
MULTICLASS MORTGAGE SECURITIES, SERIES G020


--------------------------------------------------------------------------------

The Federal Home Loan Mortgage Corporation ('Freddie Mac') is offering its Multiclass Mortgage Securities of the above Series (the 'Multiclass Securities'). The Multiclass Securities will consist of the various 'Classes' listed below. The Classes will receive principal and interest payments, in differing proportions and at differing times, from the cash flows provided by
(i) 'fully modified pass-through' mortgage-backed securities ('GNMA Certificates') guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ('GNMA') and/or (ii) Freddie Mac Giant GNMA-Backed Securities ('Giant Securities' and, together with the GNMA Certificates, 'GNMA-Related Securities'), with interest rates of 7% per annum. The GNMA Certificates represent ownership interests in pools of first lien, single family residential mortgages (the 'Mortgages') that are either insured by the Federal Housing Administration or partially guaranteed by the Department of Veterans Affairs. See 'General Information -- Structure of Transaction' in this Supplement. The obligations of GNMA under its guarantees of the GNMA Certificates are backed by the full faith and credit of the United States.

Freddie Mac guarantees to each 'Holder' of a Multiclass Security (i) the timely payment of interest at the applicable 'Class Coupon' and (ii) the payment of the principal amount of the Holder's Multiclass Security as described in this Supplement.

Freddie Mac will make interest and principal payments on each monthly 'Payment Date,' beginning November 25, 1993, on the Classes entitled to such payments. See 'Payments' in this Supplement.

This Series will involve the creation of a single 'REMIC Pool.' An election will be made to treat the REMIC Pool as a 'real estate mortgage investment conduit' ('REMIC') pursuant to the Internal Revenue Code. The R Class will be a 'Residual Class' and the other Classes will be 'Regular Classes.' The R Class will be subject to transfer restrictions. See 'Certain Federal Income Tax Consequences' in this Supplement and in the Multiclass Securities Offering Circular.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED AT THE BOTTOM OF PAGE S-2.
--------------------------------------------------------------------------------

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE MULTICLASS SECURITIES ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE MULTICLASS SECURITIES, INCLUDING ANY
  INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT
     CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR
      INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME
      ON THE MULTICLASS SECURITIES HAS NO EXEMPTION UNDER FEDERAL LAW
        FROM FEDERAL, STATE OR LOCAL TAXATION. THE MULTICLASS SECURITIES
       ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES
         ACT OF 1933 AND ARE 'EXEMPTED SECURITIES' WITHIN THE MEANING
                       OF THE SECURITIES EXCHANGE ACT OF
                                     1934.
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                                                                                                      WEIGHTED
                     ORIGINAL                                                                                         AVERAGE
                    PRINCIPAL        PRINCIPAL OR        CLASS      INTEREST      CUSIP          FINAL PAYMENT        LIFE AT
     CLASS          AMOUNT(1)        OTHER TYPE(2)      COUPON      TYPE(2)       NUMBER            DATE(3)         200% PSA(4)

---------------------------------------------------------------------------------------------------------------------------------
A ..............   $ 13,480,000         PAC               5.5%        FIX       3133T1PP1        March 25, 2003          1.2 Yrs
B ..............     32,630,000         PAC               5.5         FIX       3133T1PQ9        March 25, 2013          3.5
C ..............     18,820,000         PAC               5.5         FIX       3133T1PR7        August 25, 2016         5.9
D ..............     17,960,000         PAC               5.5         FIX       3133T1PS5       February 25, 2019        7.9
E ..............     26,250,000         PAC               5.5         FIX       3133T1PT3       January 25, 2022        10.9
F ..............    112,500,000         STP              (5)          FLT       3133T1PU0       October 25, 2023         7.7
FA .............      4,955,500         SUP              (5)          FLT       3133T1PV8       October 25, 2023        17.6
FB .............     12,782,000         TAC              (5)        FLT/DLY     3133T1PW6        October 25, 2023        3.5
G ..............      3,570,000         PAC               5.5         FIX       3133T1PX4         May 25, 2022          13.9
H ..............     16,480,000         PAC               5.5         FIX       3133T1PY2       October 25, 2023        18.8
J ..............      8,690,000         SCH               5.5         FIX       3133T1PZ9        March 25, 2023          3.4
K ..............      6,940,000         SCH               5.5         FIX       3133T1QA3      September 25, 2023       13.9
L ..............      1,210,000         SCH               5.5         FIX       3133T1QB1       October 25, 2023        25.8
M ..............     12,445,000         SCH               5.5         FIX       3133T1QC9       October 25, 2023         3.4
S ..............    112,500,000      NTL(STP)            (5)        INV/IO      3133T1QD7       October 25, 2023         --
SA .............      2,766,352         SUP              (5)          INV       3133T1QE5       October 25, 2023        17.6
SB .............        387,148         SUP              (5)          INV       3133T1QF2       October 25, 2023        17.6
SC..............      6,536,250         TAC              (5)        INV/DLY     3133T1QG0       October 25, 2023         3.5
SD..............      1,597,750         TAC              (5)        INV/DLY     3133T1QH8       October 25, 2023         3.5
R ..............              0         NPR               0           NPR       3133T1QJ4       October 25, 2023         --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Subject to proportionate increase as described under 'Increase in Size' in this Supplement. The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see 'Payments -- Interest' in this Supplement.

(2) See 'Description of Multiclass Securities -- Standard Definitions and Abbreviations for Classes' in the Multiclass Securities Offering Circular. The type of Class with which the notional principal amount of a Notional Class will be reduced is indicated in parentheses.

(3) See 'Final Payment Dates' in this Supplement.

(4) Determined as described under 'Prepayment and Yield Analysis' in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the assumed rate of 200% PSA or any other constant rate, and the actual weighted average lives of any or all of the Classes are likely to differ from those shown, perhaps significantly.

(5) The Floating Rate and Inverse Floating Rate Classes will bear interest as described under 'Terms Sheet -- Class Coupons' in this Supplement.

The Multiclass Securities are offered by Prudential Securities Incorporated (the 'Underwriter') from time to time for sale in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest from October 1, 1993 on the Fixed Rate and Delay Classes and from October 25, 1993 on the Floating Rate and Inverse Floating Rate Classes other than the Delay Classes (the 'Non-Delay Classes'). The Multiclass Securities are offered by the Underwriter when, as and if issued, subject to delivery by Freddie Mac and acceptance by the Underwriter, to prior sale and to withdrawal, cancellation or modification of the offer without notice. It is expected that the Regular Classes (in book-entry form) will be available for deposit at any Federal Reserve Bank, and that delivery of the Residual Classes (in certificated form) will be made at the offices of the Underwriter, 100 Gold Street, New York, New York, on or about October 29, 1993 (the 'Closing Date').

                       PRUDENTIAL SECURITIES INCORPORATED
SEPTEMBER 14, 1993


     MULTICLASS SECURITIES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE MULTICLASS SECURITIES OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD AND LIQUIDITY RISKS ASSOCIATED WITH THAT CLASS.
                            ------------------------

     THE YIELD OF EACH CLASS WILL DEPEND UPON ITS PURCHASE PRICE, ITS SENSITIVITY TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGES AND THE ACTUAL CHARACTERISTICS OF THE MORTGAGES. IN ADDITION, THE YIELD OF EACH FLOATING RATE OR INVERSE FLOATING RATE CLASS WILL DEPEND UPON ITS SENSITIVITY TO THE LEVEL OF LIBOR OR COFI (EACH, AN 'INDEX'). THE MORTGAGES ARE SUBJECT TO PREPAYMENT AT ANY TIME WITHOUT PENALTY. MORTGAGE PREPAYMENT RATES ARE LIKELY TO FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME, AS IS THE LEVEL OF EACH INDEX. INVESTORS SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING:

          - FAST MORTGAGE PREPAYMENT RATES CAN REDUCE THE YIELDS OF THE INTEREST ONLY CLASS AND OF ANY OTHER CLASSES PURCHASED AT A PREMIUM OVER THEIR PRINCIPAL AMOUNTS. UNDER SOME PREPAYMENT SCENARIOS, INVESTORS IN THE INTEREST ONLY CLASS COULD FAIL TO FULLY RECOVER THEIR INVESTMENTS.

          - SLOW MORTGAGE PREPAYMENT RATES CAN REDUCE THE YIELDS OF CLASSES PURCHASED AT A DISCOUNT TO THEIR PRINCIPAL AMOUNTS.

          - SMALL DIFFERENCES IN THE CHARACTERISTICS OF THE MORTGAGES CAN HAVE A SIGNIFICANT EFFECT ON THE WEIGHTED AVERAGE LIVES AND YIELDS OF THE CLASSES.

          - LOW LEVELS OF THE APPLICABLE INDEX CAN REDUCE THE YIELDS OF THE FLOATING RATE CLASSES. CONVERSELY, HIGH LEVELS OF THE APPLICABLE INDEX CAN SIGNIFICANTLY REDUCE THE YIELDS OF THE INVERSE FLOATING RATE CLASSES AND (ESPECIALLY IN COMBINATION WITH FAST MORTGAGE PREPAYMENT RATES) MAY RESULT IN THE FAILURE OF INVESTORS IN THE S CLASS TO FULLY RECOVER THEIR INVESTMENTS.

          - IN GENERAL, PRINCIPAL PAYMENT RATES ON THE SUPPORT CLASSES ARE LIKELY TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE PAC, SCHEDULED AND TAC CLASSES.

          - IN GENERAL, PRINCIPAL PAYMENT RATES ON THE SCHEDULED AND TAC CLASSES ARE LIKELY TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE PAC CLASSES.

SEE 'PREPAYMENT AND YIELD ANALYSIS' IN THIS SUPPLEMENT.
                            ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE MULTICLASS SECURITIES AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR MULTICLASS SECURITIES READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD.
                            ------------------------

     Investors should purchase Multiclass Securities only if they have read and understand this Supplement and the following documents:

          - Freddie Mac's Multiclass Mortgage Securities Offering Circular dated August 1, 1993 (the 'Multiclass Securities Offering Circular'), which is attached to this Supplement;

          - Freddie Mac's Giant GNMA-Backed Securities Offering Circular dated September 1, 1992 (the 'Giant Securities Offering Circular'); and

          - Freddie Mac's Information Statement dated April 9, 1993, its Information Statement Supplements dated April 30, 1993 and August 2, 1993 and any other Information Statement Supplements published by Freddie Mac through the time of purchase (collectively, the 'Information Statement').

     This Supplement incorporates by reference the Giant Securities Offering Circular and the Information Statement. Investors can order those documents: from Freddie Mac, by writing or calling its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/759-8160); or from the Underwriter, by writing or calling its Prospectus Department at 315 Hudson Street, 7th Floor, New York, New York 10013 (phone 212/776-8906).

     Investors can obtain additional information regarding the GNMA-Related Securities from the sources described under 'General Information -- Additional Information' in this Supplement.

                                      S-2

                                  TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION FOR QUICK REFERENCE ONLY. IT IS NOT A SUMMARY OF THE TRANSACTION. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:


                                                                             CLASS COUPON SUBJECT TO
                                                                           ---------------------------
       CLASS     INITIAL RATE(1)                CLASS COUPON               MINIMUM RATE   MAXIMUM RATE
    -----------  ---------------   --------------------------------------  ------------   ------------
    F     .....     3.725%         LIBOR + 0.6%                                0.6%          9.5%
    FA   ......     4.375          LIBOR + 1.25%                               1.25          9.0
    FB(2) .....     4.998          COFI + 1.0%                                 1.0           9.0
    S     .....     5.775          8.9% - LIBOR                                 0            8.9
    SA   ......     7.165394       12.763358% - (LIBOR X 1.79134831973)         0           12.763358
    SB   ......     8.0            99.20011% - (LIBOR X 12.8000145)             0            8.0
    SC(2)......     5.8705         13.6888888% - (COFI X 1.9555556)             0           13.6888888
    SD(2)......     8.0            64.0% - (COFI X 8.0)                         0            8.0

     -------------------------
     (1) Initial Rate will be in effect during first 'Accrual Period;' Class Coupon will adjust monthly thereafter.
     (2) Delay Class.

See 'Payments -- Interest' in this Supplement.

NOTIONAL CLASS



NOTIONAL CLASS                           REDUCES WITH
---------------                        ----------------

       S                               F (Strip Class)


See 'Payments -- Interest -- Notional Class' in this Supplement.

ALLOCATION OF PRINCIPAL

     - 37.5% of GNMA Principal Payment Amount to F

     - Remainder of GNMA Principal Payment Amount to:

          1. PAC Classes (A, B, C, D, E, G and H, in that order) to their Targeted Balances (structured at 95%-250% PSA)

          2. Scheduled Classes (J, K and L, in that order) to their Targeted Balances (structured at 115%-225% PSA)

          3. Scheduled Class (M) to its Targeted Balance (structured at 145%-210% PSA)

          4. TAC Classes (FB, SC and SD), pro rata, to their Targeted Balances (structured at 200% PSA)

          5. FA, SA and SB, pro rata, until retired

          6. FB, SC and SD, pro rata, until retired

          7. M until retired

          8. J, K and L, in that order, until retired

          9. A, B, C, D, E, G and H, in that order, until retired

See 'Payments -- Principal' in this Supplement.

                                      S-3

WEIGHTED AVERAGE LIVES (IN YEARS)*



                                  PSA PREPAYMENT ASSUMPTION
                              ----------------------------------
                                0%    95%    200%   250%   500%
                              ------ ------ ------ ------ ------

A ............................    4.0    1.2    1.2    1.2    1.2
B ............................   12.2    3.5    3.5    3.5    2.9
C ............................   17.7    5.9    5.9    5.9    3.7
D ............................   20.4    7.9    7.9    7.9    4.5
E ............................   23.0   10.9   10.9   10.9    5.9
F ............................   20.8   11.9    7.7    6.6    3.8
FA, SA and SB.................   29.8   28.4   17.6    1.7    0.6
FB, SC and SD.................   28.9   23.5    3.5    2.8    1.4
G ............................   24.5   13.9   13.9   13.9    7.5
H ............................   25.4   18.8   18.8   18.8   10.4
J ............................   26.3   12.5    3.4    3.4    2.0
K ............................   26.9   16.5   13.9    6.5    2.5
L ............................   27.6   25.8   25.8    9.0    2.6
M.............................   27.7   18.0    3.4    3.2    1.8
GNMA-Related Securities.......   20.8   11.9    7.7    6.6    3.8


        -----------------------
        * Determined as described under 'Prepayment and Yield Analysis' in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of any or all of the Classes and of the GNMA-Related Securities are likely to differ from those shown, perhaps significantly.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF OCTOBER 1, 1993)


                                                  ORIGINAL TERM
                          REMAINING TERM           TO MATURITY        PER ANNUM
PRINCIPAL BALANCE     TO MATURITY (IN MONTHS)      (IN MONTHS)      INTEREST RATE
-----------------     -----------------------     -------------     -------------
  $ 150,000,000                 358                    360               7.5%
    150,000,000                 359                    360               7.5
-----------------
  $ 300,000,000
-----------------
-----------------

     The actual remaining terms to maturity of many of the Mortgages will differ from those shown above, perhaps significantly. See 'General Information -- The Mortgages' in this Supplement.

                                                                Annex 2(l)

                          Offering Circular Supplement
                             dated January 14, 1991
                                       to
                               Offering Circular
                             dated August 27, 1990
                                  relating to

                     Federal Home Loan Mortgage Corporation
          Multiclass Mortgage Participation Certificates, Series 1041

OFFERING CIRCULAR SUPPLEMENT                                      (LOGO)
(TO OFFERING CIRCULAR DATED AUGUST 27, 1990)

$300,416,000
FEDERAL HOME LOAN
MORTGAGE CORPORATION
MULTICLASS MORTGAGE PARTICIPATION CERTIFICATES (GUARANTEED), SERIES 1041

    Each Class of Multiclass Mortgage Participation Certificates (Guaranteed), Series 1041 (the 'Multiclass PCs'), will represent a beneficial ownership interest in one of two pools (the 'Lower-Tier REMIC Pool' and the 'Upper-Tier REMIC Pool' and, together, the 'REMIC Pools') to be formed by the Federal Home Loan Mortgage Corporation ('Freddie Mac'). The Lower-Tier REMIC Pool will consist of Freddie Mac Gold Mortgage Participation Certificates (Guaranteed) ('Gold PCs') and/or Freddie Mac Gold Giant Mortgage Participation Certificates (Guaranteed) ('Gold Giant PCs'). The Gold PCs will represent undivided interests in discrete pools consisting of specified fixed-rate, first lien, residential mortgages or participations therein purchased by Freddie Mac. The Gold Giant PCs will represent beneficial ownership interests in discrete pools consisting of specified Gold PCs and/or Gold Giant PCs. The Upper-Tier REMIC Pool will consist of certificates (the 'Upper-Tier Mortgage Securities') representing the classes of regular interests in the Lower-Tier REMIC Pool.

    Freddie Mac guarantees to each Holder (as defined herein) of a Multiclass PC
(i) the timely payment of interest at the applicable Multiclass PC interest rate (the 'Multiclass PC Coupon') on such Holder's Multiclass PC and (ii) the payment of the principal amount of such Holder's Multiclass PC as payments are required to be made on the Gold PCs and/or Gold Giant PCs in accordance with their respective terms, as described herein.

    Interest on each Class of Multiclass PCs will be passed through monthly on each Payment Date, commencing March 15, 1991. Interest will accrue on the Class 1041-A, Class 1041-B, Class 1041-C, Class 1041-D, Class 1041-H, Class 1041-R and
Class 1041-RS Multiclass PCs (the 'Fixed Rate PCs') during the month preceding the month in which the related Payment Date occurs (an 'Interest Accrual Period'). Interest will accrue on the Class 1041-E, Class 1041-F and Class 1041-G Multiclass PCs (the 'Variable Rate PCs') from the 15th day of the month preceding the month in which the related Payment Date occurs to the 15th day of the month in which such Payment Date occurs (a 'Variable Interest Accrual Period'). See 'Description of the Multiclass PCs--Payments of Interest' herein. Principal payments will be made on the Multiclass PCs as described herein. The Class 1041-R and Class 1041-RS Multiclass PCs will be Planned Amortization PCs, and the Class 1041-A, Class 1041-B, Class 1041-C and Class 1041-D Multiclass PCs will be Targeted Amortization PCs. See 'Description of the Multiclass PCs--Payments of Principal' herein.

    Elections will be made to treat the REMIC Pools as 'real estate mortgage investment conduits' (each, a 'REMIC') pursuant to the Internal Revenue Code of 1986, as amended (the 'Code'). The Regular Class PCs will be regular interests in the Upper-Tier REMIC Pool and the Class 1041-R Multiclass PCs will be the residual interest therein. The Class 1041-RS Multiclass PCs will be the residual interest in the Lower-Tier REMIC Pool. The Class 1041-R and Class 1041-RS Multiclass PCs will be subject to certain transfer restrictions. See 'Certain Federal Income Tax Consequences--Transfers of Residual Class PCs' in the Multiclass PC Offering Circular.

    THIS OFFERING CIRCULAR SUPPLEMENT AND THE OTHER DOCUMENTS INCLUDED HEREWITH SHOULD BE READ IN CONJUNCTION WITH FREDDIE MAC'S INFORMATION STATEMENT, ITS GIANT PC OFFERING CIRCULAR AND ITS EXCHANGE CIRCULAR (EACH AS DEFINED HEREIN), WHICH DOCUMENTS ARE AVAILABLE AS DESCRIBED HEREIN.

  THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEE OF THE MULTICLASS PCS ARE
    OBLIGATIONS OF FREDDIE MAC ONLY AND ARE NOT BACKED BY THE FULL FAITH AND
        CREDIT OF THE UNITED STATES. INCOME ON THE MULTICLASS PCS HAS NO
            EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL
         TAXATION. THE MULTICLASS PCS ARE EXEMPT FROM THE REGISTRATION
          REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE 'EXEMPTED
           SECURITIES' WITHIN THE MEANING OF THE SECURITIES EXCHANGE
                                  ACT OF 1934.

                   ORIGINAL PRINCIPAL         MULTICLASS                      FINAL              CUSIP
                            AMOUNT(1)          PC COUPON            PAYMENT DATE(2)             NUMBER
Class 1041-A.......$ 165,320,000            8.150%                  July 15, 2018             3129045A9
Class 1041-B.......$      36,000        1,041.625%                  July 15, 2018             3129045B7
Class 1041-C.......$  14,582,000            8.375%                 March 15, 2019             3129045C5
Class 1041-D.......$  49,122,000            8.375%              December 15, 2020             3129045D3
Class 1041-E.......$  48,910,000          (3)                   February 15, 2021             3129045E1
Class 1041-F.......$   7,000,000          (4)                   February 15, 2021             3129045F8
Class 1041-G.......$   8,330,000          (4)                   February 15, 2021             3129045G6
Class 1041-H.......$     416,000        1,181.875%              February 15, 2021             3129045H4
Class 1041-R.......$   6,690,000            8.375%              February 15, 2021             3129045J0
Class 1041-RS......$      10,000            8.375%              February 15, 2021             3129045K7

(1) Subject to increase as provided herein.

(2) Determined as described herein.

(3) The Class 1041-E Multiclass PCs will bear interest at a per annum rate of 8.45% from February 15, 1991 to March 15, 1991. Thereafter, such Class will bear interest during each succeeding Variable Interest Accrual Period at a per annum rate equal to the lesser of (i) .95% plus the arithmetic mean of the London interbank offered quotations for one-month Eurodollar deposits ('LIBOR'), determined monthly as set forth herein, and (ii) 11.00%.

(4) The Class 1041-F and Class 1041-G Multiclass PCs will each bear interest at a per annum rate of 8.135714285714286% from February 15 , 1991 to March 15, 1991. Thereafter, each such Class will bear interest during each succeeding Variable Interest Accrual Period at a per annum rate (not less than 0%) equal to (i) 32.064285714285714% minus (ii) the product of LIBOR and 3.19047619048.

    The Multiclass PCs are being offered by Shearson Lehman Brothers Inc. ('Lehman Brothers') from time to time for sale in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest from February 1, 1991 in the case of the Fixed Rate PCs and from February 15, 1991 in the case of the Variable Rate PCs. The Multiclass PCs are offered by Lehman Brothers, subject to prior sale when, as and if delivered to and accepted by Lehman Brothers and subject to Lehman Brothers' right to reject any order in whole or in part. It is expected that the Regular Class PCs, in book-entry form, will be available for deposit at any Federal Reserve Bank on or about February 28, 1991 and that delivery of the Class 1041-R and Class 1041-RS Multiclass PCs, in certificated form, will be made at the offices of Lehman Brothers on or about such date.

                               LEHMAN BROTHERS

             OFFERING CIRCULAR SUPPLEMENT DATED JANUARY 14, 1991

     THE EXTENT TO WHICH THE YIELD TO MATURITY OF A MULTICLASS PC MAY VARY FROM THE ANTICIPATED YIELD WILL DEPEND UPON THE EXTENT TO WHICH IT IS PURCHASED AT A DISCOUNT OR PREMIUM, THE DEGREE TO WHICH THE TIMING OF PAYMENTS THEREON IS SENSITIVE TO PREPAYMENTS AND, IN THE CASE OF THE VARIABLE RATE PCS, THE DEGREE TO WHICH INTEREST PAYMENTS THEREON ARE SENSITIVE TO THE LEVEL OF LIBOR. INVESTORS IN THE CLASS 1041-E MULTICLASS PCS SHOULD CONSIDER THE RISK THAT LOWER THAN ANTICIPATED LEVELS OF LIBOR COULD RESULT IN ACTUAL YIELDS TO SUCH INVESTORS THAT ARE LOWER THAN THE ANTICIPATED YIELDS AND THE FACT THAT THE MULTICLASS PC COUPON OF SUCH CLASS CANNOT EXCEED 11.00% PER ANNUM REGARDLESS OF THE LEVEL OF LIBOR. CONVERSELY, INVESTORS IN THE CLASS 1041-F AND CLASS 1041-G MULTICLASS PCS SHOULD CONSIDER THE RISK THAT HIGHER THAN ANTICIPATED LEVELS OF LIBOR (ESPECIALLY IF ACCOMPANIED BY A SLOWER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS) COULD RESULT IN ACTUAL YIELDS TO SUCH INVESTORS THAT ARE SIGNIFICANTLY LOWER THAN THE ANTICIPATED YIELDS AND THE FACT THAT THE MULTICLASS PC COUPONS OF SUCH CLASSES WOULD BE 0% AT ALL LEVELS OF LIBOR ABOVE 10.05%. IN ADDITION, THE YIELD TO INVESTORS IN EACH CLASS OF THE MULTICLASS PCS WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGES AND MORTGAGE PARTICIPATIONS UNDERLYING THE GOLD PCS AND/OR GOLD GIANT PCS (THE 'MORTGAGES'). THE MORTGAGES MAY BE PREPAID AT ANY TIME WITHOUT PENALTY AND THE RATE OF PRINCIPAL PAYMENTS MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. INVESTORS IN THE MULTICLASS PCS SHOULD CAREFULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING, IN THE CASE OF ANY MULTICLASS PCS (ESPECIALLY THE CLASS 1041-F AND CLASS 1041-G MULTICLASS PCS) PURCHASED AT A DISCOUNT, THE RISK THAT A SLOWER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD TO INVESTORS THAT IS LOWER THAN THE ANTICIPATED YIELD AND, IN THE CASE OF ANY MULTICLASS PCS (ESPECIALLY THE CLASS 1041-B AND CLASS 1041-H MULTICLASS PCS) PURCHASED AT A PREMIUM, THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD TO INVESTORS THAT IS LOWER THAN THE ANTICIPATED YIELD. INVESTORS IN THE CLASS 1041-B AND CLASS 1041-H MULTICLASS PCS SHOULD ALSO CONSIDER THE RISK THAT RAPID RATES OF PRINCIPAL PAYMENTS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO RECOVER THEIR INVESTMENTS. SEE 'DESCRIPTION OF THE MULTICLASS PCS -- PREPAYMENT AND YIELD CONSIDERATIONS AND RISKS' HEREIN.

     Freddie Mac expects to acquire the Gold PCs and/or Gold Giant PCs from Lehman Brothers on or about February 28, 1991, on which date Freddie Mac expects to form the REMIC Pools and to sell the Multiclass PCs to Lehman Brothers. See 'Plan of Distribution' herein.

     Lehman Brothers intends to make a secondary market in the Multiclass PCs but has no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue.
                           ------------------------

     THIS OFFERING CIRCULAR SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE MULTICLASS PCS. ADDITIONAL INFORMATION IS CONTAINED IN FREDDIE MAC'S MULTICLASS MORTGAGE PARTICIPATION CERTIFICATES OFFERING CIRCULAR DATED AUGUST 27, 1990 (THE 'MULTICLASS PC OFFERING CIRCULAR'). INVESTORS SHOULD PURCHASE MULTICLASS PCS ONLY AFTER READING THIS OFFERING CIRCULAR SUPPLEMENT, THE MULTICLASS PC OFFERING CIRCULAR, FREDDIE MAC'S MORTGAGE PARTICIPATION CERTIFICATES OFFERING CIRCULAR DATED JUNE 30, 1989 AND ITS MORTGAGE PARTICIPATION CERTIFICATES OFFERING CIRCULAR SUPPLEMENT DATED JUNE 30, 1990 (TOGETHER, THE 'PC OFFERING CIRCULAR'), FREDDIE MAC'S EXCHANGE CIRCULAR DATED AUGUST 31, 1990 (THE 'EXCHANGE CIRCULAR'), FREDDIE MAC'S GIANT MORTGAGE PARTICIPATION CERTIFICATES OFFERING CIRCULAR DATED OCTOBER 2, 1989 AND ITS GIANT MORTGAGE PARTICIPATION CERTIFICATES OFFERING CIRCULAR SUPPLEMENT DATED NOVEMBER 1, 1990 (TOGETHER, THE 'GIANT PC OFFERING CIRCULAR') AND FREDDIE MAC'S INFORMATION STATEMENT DATED MARCH 30, 1990, ITS INFORMATION STATEMENT SUPPLEMENTS DATED MAY 11, 1990, AUGUST 7, 1990 AND NOVEMBER 20, 1990 AND ANY OTHER SUPPLEMENTS THERETO (TOGETHER, THE 'INFORMATION STATEMENT'). THE EXCHANGE CIRCULAR, THE GIANT PC OFFERING CIRCULAR AND THE INFORMATION STATEMENT ARE INCORPORATED HEREIN BY REFERENCE AND MAY BE OBTAINED FROM FREDDIE MAC BY WRITING OR CALLING ITS INVESTOR INQUIRY DEPARTMENT AT P.O. BOX 4112, RESTON, VIRGINIA 22090 (OUTSIDE WASHINGTON, D.C. METROPOLITAN AREA, TELEPHONE 800/336-FMPC; WITHIN WASHINGTON, D.C. METROPOLITAN AREA, TELEPHONE 703/759-8160). SUCH DOCUMENTS MAY ALSO BE OBTAINED FROM LEHMAN BROTHERS BY WRITING OR CALLING ITS PROSPECTUS DEPARTMENT AT 250 WEST STREET, THIRD FLOOR, NEW YORK, NEW YORK 10012 (TELEPHONE 212/528-9129).

                      DESCRIPTION OF THE MULTICLASS PCS

GENERAL

     The Class 1041-A, Class 1041-B, Class 1041-C, Class 1041-D, Class 1041-E, Class 1041-F, Class 1041-G, Class 1041-H and Class 1041-R Multiclass PCs (collectively, the 'Upper-Tier PCs') will represent beneficial ownership interests in the Upper-Tier REMIC Pool, consisting of the Upper-Tier Mortgage Securities. The Upper-Tier Mortgage Securities and the Class 1041-RS Multiclass PCs (collectively, the 'Lower-Tier PCs') will represent beneficial ownership interests in the Lower-Tier REMIC Pool, consisting of the Gold PCs and/or Gold Giant PCs described below. See 'The Upper-Tier Mortgage Securities; the Gold PCs and Gold Giant PCs' herein.

     The Multiclass PCs will have the Class designations, original principal amounts, Multiclass PC Coupons (or, in the case of the Variable Rate PCs, the methods of determining the applicable Multiclass PC Coupons) and Final Payment Dates set forth on the cover page hereof or described elsewhere herein. The Upper-Tier PCs other than the Class 1041-R Multiclass PCs will be Regular Class PCs. The Class 1041-R and Class 1041-RS Multiclass PCs will be Residual Class PCs. The Multiclass PCs will be sold under the terms of the Multiclass Mortgage Participation Certificate Agreement, dated as of August 27, 1990 and included in the Multiclass PC Offering Circular as Exhibit A, and two Terms Supplements, each to be dated February 28, 1991 (collectively, the 'Multiclass PC Agreement'). The Terms Supplements will establish the REMIC Pools and will set forth the specific terms applicable to the Series 1041 Multiclass PCs and the Upper-Tier Mortgage Securities. The material provisions of the Terms Supplements are described herein.

     Prior to the formation of the REMIC Pools, Freddie Mac and Lehman Brothers may agree to increase the original principal amounts of the Classes of Multiclass PCs and the Upper-Tier Mortgage Securities. In the event of any such increase, the Multiclass PCs and the Upper-Tier Mortgage Securities will have the same characteristics as described herein, except (i) the original principal amounts of the Classes of Multiclass PCs and the Upper-Tier Mortgage Securities and (ii) the annual and total cash flows for the Class 1041-F, Class 1041-G and Class 1041-H Multiclass PCs shown in Tables 4, 5 and 6, respectively, under 'Prepayment and Yield Considerations and Risks' herein will increase, in each case by approximately the same proportion. Any increase referred to in clause
(i) above will be reflected in the applicable Terms Supplement.

     A copy of each of the Terms Supplements may be obtained on or after February 28, 1991 by writing or calling the Investor Inquiry Department at Freddie Mac at the address or telephone numbers set forth on page S-2. Holders (as defined below) and anyone having a beneficial interest in the Multiclass PCs should refer to the Multiclass PC Agreement for a complete description of their rights and obligations and the rights and obligations of Freddie Mac with respect to the Multiclass PCs. Each Holder and each beneficial owner of a Multiclass PC acquires such Multiclass PC subject to all the terms and conditions of the Multiclass PC Agreement, including the applicable Terms Supplement.

FORM OF MULTICLASS PCS; HOLDERS

     The Regular Class PCs will be issued and may be transferred by Holders only on the book-entry system of a Federal Reserve Bank. The Class 1041-R and Class 1041-RS Multiclass PCs will be issued, and may be held of record, only in certificated form. The Class 1041-R and Class 1041-RS Multiclass PCs will be transferable and exchangeable at the office of Texas Commerce Bank National Association (the 'Registrar'), which has been designated by Freddie Mac as its agent for such purpose.

     The term 'Holders' is used herein to refer to (i) the entities whose names appear on the book-entry records of a Federal Reserve Bank as the entities for whose accounts Regular Class PCs have been deposited and/or (ii) the entities whose names appear on the records of the Registrar as the registered holders of Class 1041-R or Class 1041-RS Multiclass PCs, as the case may be. See 'Description of Multiclass PCs -- Form of Multiclass PCs, Holders, Minimum Principal Amounts and Transfers' in the Multiclass PC Offering Circular.

MINIMUM PRINCIPAL AMOUNTS AND TRANSFERS

     The Regular Class PCs will be issued and must be maintained and transferred in minimum original principal amounts of $1 and additional increments of $1. The Class 1041-R and Class 1041-RS Multiclass PCs will be issued

                                     S-3
\
and must be maintained and transferred in minimum original principal amounts of $1,000 and additional increments of $1. See 'Description of Multiclass PCs -- Form of Multiclass PCs, Holders, Minimum Principal Amounts and Transfers' in the Multiclass PC Offering Circular.

THE UPPER-TIER MORTGAGE SECURITIES; THE GOLD PCS AND GOLD GIANT PCS

     The Upper-Tier REMIC Pool will consist of the Upper-Tier Mortgage Securities, representing the five classes of regular interests in the Lower-Tier REMIC Pool. The Upper-Tier Mortgage Securities will have the original principal amounts and will bear interest at the per annum interest rates shown in Table 1 below. Principal and interest payments on the Upper-Tier Mortgage Securities will be made in the same amounts and on the same Payment Dates as principal and interest payments are to be made on the corresponding Classes of Upper-Tier PCs.

                                   TABLE 1
                        UPPER-TIER MORTGAGE SECURITIES

              UPPER-TIER
                MORTGAGE
                SECURITY
                ORIGINAL         UPPER-TIER
               PRINCIPAL   MORTGAGE SECURITY                  CORRESPONDING CLASSES OF
                  AMOUNT             COUPON                        UPPER-TIER PCS
          --------------   ----------------     -----------------------------------------------------
           $ 165,356,000             8.375%     1041-A  and 1041-B (in the aggregate)
              63,704,000             8.375%     1041-C  and 1041-D (in the aggregate)
              64,240,000             8.375%     1041-E, 1041-F and 1041-G (in the aggregate)
                 416,000         1,181.875%     1041-H
               6,690,000             8.375%     1041-R
          --------------
           $ 300,406,000
          --------------
          --------------

     The Lower-Tier REMIC Pool will include Gold PCs and/or Gold Giant PCs. The Gold PCs included in the Lower-Tier REMIC Pool will represent undivided interests in discrete pools consisting of specified Mortgages. Any Gold Giant PCs included in the Lower-Tier REMIC Pool will represent beneficial ownership interests in discrete pools consisting of specified Gold PCs and/or Gold Giant PCs. Freddie Mac is offering newly created Gold PCs ('Original-Issue Gold PCs') and is offering to holders of certain Original PCs and Original Giant PCs (as such terms are defined in the Multiclass PC Offering Circular) the right to exchange their Original PCs and Original Giant PCs for Gold PCs ('Converted Gold PCs'). (For further information about such Converted Gold PCs, see the Exchange Circular.) The Gold PCs to be included in the Lower-Tier REMIC Pool may consist of both Original-Issue Gold PCs and Converted Gold PCs.

     The Converted Gold PCs which are included in the Lower-Tier REMIC Pool will have been obtained in exchange for Original PCs formed either under Freddie Mac's Cash Program ('Cash PCs') or under its Guarantor Program ('Guarantor PCs'). See 'Description of Mortgage Participation Certificates' in the PC Offering Circular for a description of Freddie Mac's Cash and Guarantor Programs. In addition, the Original-Issue Gold PCs (including Original-Issue Gold PCs underlying any Gold Giant PCs) which are included in the Lower-Tier REMIC Pool will have been formed under either Freddie Mac's Cash Program or its Guarantor Program. The relative percentages in the Lower-Tier REMIC Pool of Converted Gold PCs exchanged for Cash PCs and Guarantor PCs, of Original-Issue Gold PCs and of Gold Giant PCs will not be determined until the time of formation of the REMIC Pools. For purposes of preparing various tables and related information presented herein, it has been assumed that the Lower-Tier REMIC Pool will include only Original-Issue Gold PCs. However, Converted Gold PCs may constitute a portion of the Lower-Tier REMIC Pool.

     Freddie Mac currently requires that the Original PCs and Original Giant PCs exchanged for a Converted Gold PC be either all Cash PCs (including Original Giant PCs representing interests in Cash PCs) or all Guarantor PCs (including Original Giant PCs representing interests in Guarantor PCs). Differences in principal payment cycles for Cash PCs and Guarantor PCs will result in different payments to holders of the resulting Converted Gold PC in the first months following the exchange. On the first Payment Date following the month of exchange of a Cash PC, the resulting Converted Gold PC will receive a payment of Monthly Principal Reduction (as defined in the PC Offering Circular) for one month and no payments in respect of prepayments on the related Mortgages. Moreover, the payments on such Converted Gold PC in succeeding months may be adjusted downward (or upward) to the extent that Freddie Mac's estimates of scheduled amortization and prepayments on the related Mortgages through the monthly reporting period ended the 15th day of the month of exchange exceeded (or were less than) the actual payments on such Mortgages. On the first Payment Date following the month of exchange of a Guarantor PC, the resulting Converted Gold PC will receive payments of Monthly Principal Reduction for two months and its pro rata share of full prepayments on the related Mortgages for the monthly reporting period ended the 15th day of the month of exchange. Thus, to the extent that a large portion of the Lower-Tier REMIC Pool consists of Converted Gold PCs exchanged for Cash PCs, the initial rate of principal payments on the Multiclass PCs could be somewhat slower and, to the extent that a large portion of the Lower-Tier REMIC Pool consists of Converted Gold PCs exchanged for Guarantor PCs, the initial rate of principal payments on the Multiclass PCs could be slightly faster, than if the Lower-Tier REMIC Pool included only Original-Issue Gold PCs that were otherwise identical. See 'Factors to be Considered -- Exchange Fees; Timing Differences' in the Exchange Circular.

     The original unpaid principal balances of certain Original-Issue Gold PCs formed under the Guarantor Program reflect the balances of the related Mortgages without reduction for the amounts of monthly principal payments scheduled to be made on such Mortgages in the month of issuance. With respect to any such Original-Issue Gold PC, such additional principal is passed through to holders on the Payment Date occurring in the second month following the month of issuance, together with any other amounts due to be paid on such Original-Issue Gold PC on that Payment Date. Accordingly, to the extent that a significant portion of the Lower-Tier REMIC Pool consists of such Original-Issue Gold PCs, the initial rate of principal payments on the Multiclass PCs could be slightly faster than would otherwise be the case.

     The Gold PCs and/or Gold Giant PCs to be included in the Lower-Tier REMIC Pool will have interest rates of 10.00% per annum. The Gold PCs and/or Gold Giant PCs underlying any Gold Giant PCs included in the Lower-Tier REMIC Pool will also have interest rates of 10.00% per annum. The specific Gold PCs and/or Gold Giant PCs to be included in the Lower-Tier REMIC Pool and their particular characteristics will not be determined until the time of formation of the REMIC Pools. Such Gold PCs and/or Gold Giant PCs will have been acquired by Lehman Brothers in privately negotiated transactions before the formation of the REMIC Pools. The weighted average interest rate and the weighted average remaining term to maturity of the Mortgages underlying the Gold PCs and/or Gold Giant PCs included in the Lower-Tier REMIC Pool, in each case as of February 1, 1991, and in each case determined on the basis of information available at the time of formation of the REMIC Pools, are expected to be approximately 10.6% per annum and approximately 28 2/3 years, respectively. The actual interest rates and remaining terms to maturity of many of the Mortgages will differ (and may differ significantly) from such weighted averages. Up to 5% of the Lower-Tier REMIC Pool by principal amount may consist of Gold PCs and/or Gold Giant PCs whose underlying Mortgages have been identified as including Relocation Mortgages and/or Biweekly Mortgages (as each is defined in the PC Offering Circular).

     The general characteristics of PCs and Giant PCs are described in the PC Offering Circular and the Giant PC Offering Circular, respectively. The particular characteristics of certain PC Pools and of all Giant PC Pools are described in PC Offering Circular Supplements and Giant PC Offering Circular Supplements, respectively. With respect to each Converted Gold PC, Freddie Mac will prepare an Exchange Pool Supplement providing information concerning the characteristics of the related PC Pool. A Supplemental Statement containing a schedule of unpaid principal balances and PC Pool numbers of the Gold PCs and/or Gold Giant PCs in the Lower-Tier REMIC Pool (the 'Gold PC Schedule') and additional information relating to such Gold PCs and/or Gold Giant PCs is expected to be made available shortly after formation of the REMIC Pools. Such Supplemental Statement and any PC Offering Circular Supplements, Giant PC Offering Circular Supplements and Exchange Pool Supplements relating to the Gold PCs and/or Gold Giant PCs included in the Lower-Tier REMIC Pool can be obtained by writing or calling the Investor Inquiry Department at Freddie Mac at the address or telephone numbers set forth on page S-2. The Gold PC Schedule is also expected to be made available shortly after formation of the REMIC Pools on Freddie Mac's Resecuritization Electronic Database ('FRED'). FRED is available through the AT&T Mail service (an electronic mail system). Information about access to FRED can be obtained by writing or calling the Investor Inquiry Department of Freddie Mac.

PAYMENTS GENERALLY; MULTICLASS PC POOL FACTORS

     Freddie Mac will pass through payments of principal and interest on the Multiclass PCs to Holders on the 15th day of each month or, if such day is not a Business Day (as defined in the Multiclass PC Agreement), on the next succeeding Business Day (a 'Payment Date'), commencing March 15, 1991. All payments of principal and interest received on the Gold PCs and/or Gold Giant PCs on any Payment Date will be passed through on the same Payment Date to the Holders of Multiclass PCs. Amounts received as interest payments on the Gold PCs and/or Gold Giant PCs on any Payment Date will be passed through as interest on the Multiclass PCs entitled thereto. Amounts received as principal payments on the Gold PCs and/or Gold Giant PCs on any Payment Date will be passed through as principal on the Multiclass PCs entitled thereto.

     On or about the first business day of each month, commencing in March 1991, Freddie Mac will publish or otherwise make available the Multiclass PC Pool Factor for each Class of Multiclass PCs. The Multiclass PC Pool Factor for any month is a truncated seven-digit decimal calculated by Freddie Mac which, when multiplied by the original principal amount of a Class of Multiclass PCs, will equal the remaining principal amount thereof, after giving effect to any payment of principal to be made on the Payment Date in the same month. For example, the March 1, 1991 Multiclass PC Pool Factor for any Class will reflect the remaining principal amount thereof, after giving effect to any principal payment to be made on March 15, 1991. The February 1, 1991 Multiclass PC Pool Factor for each Class of Multiclass PCs is 1.0000000. See 'Description of Multiclass PCs -- Multiclass PC Pool Factors' in the Multiclass PC Offering Circular.

METHOD OF PAYMENT; RECORD DATE

     Payments on the Regular Class PCs will be credited monthly on each Payment Date by a Federal Reserve Bank to the accounts of Holders thereof. Payments on the Class 1041-R and Class 1041-RS Multiclass PCs will be made by check mailed by the Registrar to the addresses of the respective Holders thereof, as they appear on the registers maintained by the Registrar, not later than the applicable Payment Date; provided, however, that (i) the payment of principal on a Class 1041-R or Class 1041-RS Multiclass PC that reduces the principal amount thereof to zero will be made only upon presentation (without surrender) of such Multiclass PC at the office of the Registrar for notation that the principal amount thereof has been so reduced and (ii) the final payment on a Class 1041-R or Class 1041-RS Multiclass PC will be made only upon the surrender thereof at the office of the Registrar. A Holder that is not the beneficial owner of a Multiclass PC, and each other financial intermediary in the chain to the beneficial owner, will have the responsibility of remitting payments for the accounts of their customers.

     On each Payment Date, the payment on a Multiclass PC (including payment of the redemption price, in the event of any optional redemption as described under 'Optional Redemption' herein) will be made to the Holder of record at the close of business on the last business day of the preceding month. For this purpose, 'business day' means (i) in the case of a Regular Class PC, any day which is a business day for the Federal Reserve Bank at which such Holder's account is maintained and (ii) in the case of a Residual Class PC, any day which is a business day for the Registrar.

PAYMENTS OF INTEREST

     The Fixed Rate PCs will bear interest at the respective Multiclass PC Coupons specified on the cover page hereof.

     The Variable Rate PCs will bear interest as follows:

          o The Class 1041-E Multiclass PCs will bear interest at a per annum rate of 8.45% from February 15, 1991 to March 15, 1991. Thereafter, such Class will bear interest during each succeeding Variable Interest Accrual Period at a per annum rate equal to the lesser of
            (i) 0.95% plus LIBOR, determined monthly as set forth below, and
            (ii) 11.00%.

          o The Class 1041-F and Class 1041-G Multiclass PCs will each bear interest at a per annum rate of 8.135714285714286% from February 15, 1991 to March 15, 1991. Thereafter, each such Class will bear interest during each succeeding Variable Interest Accrual Period at a per annum rate (not less than 0%) equal to (i) 32.064285714285714% minus (ii) the product of LIBOR and 3.19047619048.

     The yields with respect to the Variable Rate PCs will be affected to a significant degree by changes in LIBOR, which may or may not correlate with changes in mortgage interest rates. It is possible that lower prevailing mortgage interest rates (which might be expected to result in faster prepayments) could occur concurrently with a higher level of LIBOR. Conversely, higher prevailing mortgage interest rates (which might be expected to result in slower prepayments) could occur concurrently with a lower level of LIBOR. See 'Prepayment and Yield Considerations and Risks' below.

     Interest on each Class of the Multiclass PCs is payable monthly on each Payment Date, commencing March 15, 1991. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payable on a Class of Multiclass PCs on a Payment Date will accrue during the applicable Interest Accrual Period or Variable Interest Accrual Period, as the case may be, on the outstanding principal amount thereof as determined on the basis of the applicable Multiclass PC Pool Factor published on or about the first day of the month preceding the month of such Payment Date. For example, the interest to be paid on a Class of Multiclass PCs on April 15, 1991 will be equal to interest at the applicable Multiclass PC Coupon, accrued during the month of March 1991 (in the case of the Fixed Rate PCs) or from March 15, 1991 to April 15, 1991 (in the case of the Variable Rate PCs), on the principal amount thereof determined by reference to the applicable March 1, 1991 Multiclass PC Pool Factor.

DETERMINATION OF LIBOR

     The Multiclass PC Coupons of the Variable Rate PCs for any Variable Interest Accrual Period after the first such period will be determined on the second business day prior to the commencement of such Variable Interest Accrual Period (a 'Variable Rate Adjustment Date').

     On each Variable Rate Adjustment Date, Freddie Mac will determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks (as defined below), as such quotations are provided to Freddie Mac as of 11:00 a.m. (London time) on such Variable Rate Adjustment Date. As used herein with respect to a Variable Rate Adjustment Date, 'business day' means a day on which banks are open for dealing in foreign currency and exchange in London, New York City and Washington D.C.; 'Reference Banks' means four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the Variable Rate Adjustment Date in question and (iii) which have been designated as such by Freddie Mac and are able and willing to provide such quotations to Freddie Mac on each Variable Rate Adjustment Date; and 'Reuters Screen LIBO Page' means the display designated as page 'LIBO' on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered quotations of major banks). If any Reference Bank designated by Freddie Mac should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, Freddie Mac may, in its sole discretion, designate an alternative Reference Bank.

     On each Variable Rate Adjustment Date, LIBOR for the next succeeding Variable Interest Accrual Period will be established by Freddie Mac as follows:

          (i) If on any Variable Rate Adjustment Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Variable Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%).

          (ii) If on any Variable Rate Adjustment Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Variable Interest Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous Variable Rate Adjustment Date or (y) the Reserve Interest Rate. The 'Reserve Interest Rate' will be the rate per annum which Freddie Mac determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that the New York City banks selected by Freddie Mac are quoting, on the relevant Variable Rate Adjustment Date, to the principal London offices of leading banks in the London interbank market or (B) in the event that Freddie Mac can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by Freddie Mac are quoting on such Variable Rate Adjustment Date to leading European banks.

          (iii) If on any Variable Rate Adjustment Date Freddie Mac is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Variable Interest Accrual Period will be LIBOR as determined on the previous Variable Rate Adjustment Date, or, in the case of the first Variable Rate Adjustment Date, 7.50%.

     The establishment of LIBOR by Freddie Mac and Freddie Mac's subsequent calculation of the rates of interest applicable to the Variable Rate PCs for the relevant Variable Interest Accrual Period, in the absence of manifest error, will be final and binding. The interest rates applicable to the then current and the immediately preceding Variable Interest Accrual Periods may be obtained by telephoning Freddie Mac's Investor Inquiry Department at the telephone numbers set forth on page S-2.

PAYMENTS OF PRINCIPAL

     On each Payment Date, Freddie Mac will be obligated to make principal payments in the manner described below to the Holders of the Multiclass PCs as to which principal is then due. The Holders of the Multiclass PCs of each Class entitled to receive principal payments on any Payment Date will receive such payments on a pro rata basis among the Multiclass PCs of such Class.

     The Class 1041-R and Class 1041-RS Multiclass PCs will be Planned Amortization PCs. The Class 1041-A, Class 1041-B, Class 1041-C and Class 1041-D Multiclass PCs will be Targeted Amortization PCs.

     The total amount of principal payments required to be made on the Multiclass PCs on a Payment Date will equal the amount of principal payments received on such Payment Date on the Gold PCs and/or Gold Giant PCs in the Lower-Tier REMIC Pool (the 'Mortgage Security Principal Payment Amount'). For any Payment Date, the amount of principal to be paid on any Class of Multiclass PCs entitled thereto can be calculated by multiplying the original principal amount of such Class by the difference between the Multiclass PC Pool Factors for such Class published in the preceding and current months. For example, the amount of principal to be paid on each Class of Multiclass PCs entitled thereto on April 15, 1991 will reflect the difference between the applicable March 1, 1991 Multiclass PC Pool Factor and the applicable April 1, 1991 Multiclass PC Pool Factor.

     On each Payment Date, 416/300,416 of the Mortgage Security Principal Payment Amount will be allocated to the payment of principal on the Class 1041-H Multiclass PCs, and the remainder of the Mortgage Security Principal Payment Amount (the 'Remaining Principal Payment Amount') will be allocated as follows:

          First, to the concurrent payment of principal on the Class 1041-R and Class 1041-RS Multiclass PCs, in proportion to their respective original principal amounts, in an aggregate amount for such Payment Date (the 'Priority Amount') up to the lesser of (i) $670,000 (or, in the event of any proportionate increase in the original principal amounts of the Multiclass PCs as described under 'General' above, such amount increased by the same proportion) and (ii) the amount necessary to reduce the principal amounts of such Classes to zero;

          Second, to the concurrent payment of principal on the Class 1041-A and Class 1041-B Multiclass PCs, in proportion to their respective original principal amounts, until such Classes have received their respective Targeted Amounts (as defined below) for such Payment Date;

          Third, to the payment of principal on the Class 1041-C and Class 1041-D Multiclass PCs, in that order (so that no principal payment will be made on the Class 1041-D Multiclass PCs until the principal amount of the Class 1041-C Multiclass PCs has been reduced to zero), until each such Class has received its Targeted Amount for such Payment Date;

          Fourth, concurrently 4,891/6,424 to the payment of principal on the Class 1041-E Multiclass PCs and 1,533/6,424 to the payment of principal on the Class 1041-G Multiclass PCs, until the principal amount of the Class 1041-G Multiclass PCs has been reduced to $5,000,000 (or, in the event of any proportionate increase in the original principal amounts of the Multiclass PCs as described under 'General' above, such amount increased by the same proportion);

          Fifth, concurrently 19,564/25,696 to the payment of principal on the Class 1041-E Multiclass PCs, 3,577/25,696 to the payment of principal on the Class 1041-F Multiclass PCs and 2,555/25,696 to the payment of principal on the Class 1041-G Multiclass PCs, until the sum of the principal amounts of such Classes has been reduced to $5,060,000 (or, in the event of any proportionate increase in the original principal amounts of the Multiclass PCs as described under 'General' above, such principal amount increased by the same proportion);

          Sixth, to the concurrent payment of principal on the Class 1041-R and Class 1041-RS Multiclass PCs, in proportion to their respective original principal amounts, until the principal amounts thereof have been reduced to zero;

          Seventh, to the concurrent payment of principal on the Class 1041-A and Class 1041-B Multiclass PCs, in proportion to their respective original principal amounts, until the principal amounts thereof have been reduced to zero;

          Eighth, to the payment of principal on the Class 1041-C and Class 1041-D Multiclass PCs, in that order, until the principal amount of each such Class has been reduced to zero; and

          Ninth, 19,564/25,696 to the payment of principal on the Class 1041-E Multiclass PCs, 3,577/25,696 to the payment of principal on the Class 1041-F Multiclass PCs and 2,555/25,696 to the payment of principal on the Class 1041-G Multiclass PCs, until the principal amount of each such Class has been reduced to zero.

     Targeted Amounts; Targeted Balances. The Targeted Amount for any Class of Targeted Amortization PCs for any Payment Date means the amount, if any, necessary to reduce the outstanding principal balance of such Class to the 'Targeted Balance' for such Class for such Payment Date.

     The Targeted Balances for the Classes of Targeted Amortization PCs for each Payment Date will equal the respective principal balances, calculated as described below, to which such Classes would be reduced on such Payment Date, assuming that (i) the Mortgages prepay at a constant rate of 180% PSA (as defined under 'Prepayment and Yield Considerations and Risks' herein) and (ii) the Remaining Principal Payment Amount, after payment of the Priority Amount, is first allocated on each Payment Date to the payment of principal on the Classes of Targeted Amortization PCs in the order and proportions described in clauses Second and Third above.

     The Targeted Balances for the Targeted Amortization PCs will be calculated by Freddie Mac at or about the time of formation of the REMIC Pools, to the extent of then available information, on the basis of the assumptions that (i) each Mortgage underlying a Gold PC or Gold Giant PC in the Lower-Tier REMIC Pool has a remaining term to maturity equal to the weighted average remaining term to maturity, and bears interest at a rate equal to the weighted average interest rate, of all Mortgages underlying such Gold PC or Gold Giant PC (or, in the case of certain Converted Gold PCs created in February 1991 from the exchange of two or more Original PCs or Original Giant PCs, of the Mortgages underlying the related Original PC or Original Giant PC) and (ii) principal payments on the Gold PCs and/or Gold Giant PCs are made as though they were all Original-Issue Gold PCs. The actual characteristics of individual Mortgages underlying each such Gold PC and/or Gold Giant PC will differ from those assumed, and a portion of the Gold PCs may not be Original-Issue Gold PCs. It is not expected that prepayments on the Mortgages will occur at a constant rate of 180% PSA or any other constant rate. A table showing the Targeted Balances will be prepared by Freddie Mac after the Gold PCs and/or Gold Giant PCs in the Lower-Tier REMIC Pool have been identified; such table will be published in the Supplemental Statement to be made available shortly after formation of the REMIC Pools. Freddie Mac's calculation of the Targeted Balances will be final and binding on all persons regardless of any defect or alleged defect in the methodology or information used in making such calculation.

     An amount equal to the Priority Amount would be available on each Payment Date for the payment of principal on the Class 1041-R and Class 1041-RS Multiclass PCs, assuming that (i) the Mortgages have the characteristics described in Table 2 below (the 'Assumed Mortgage Characteristics'), (ii) the Lower-Tier REMIC Pool contains only Original-Issue Gold PCs and (iii) principal prepayments on the Mortgages occur at any constant percentage of PSA within the 'targeted range' of 65% PSA through 795% PSA, until the principal amounts of such Classes have been reduced to zero.

                                   TABLE 2
                       ASSUMED MORTGAGE CHARACTERISTICS

                                     ORIGINAL TERM                   REMAINING TERM                PER ANNUM
          PRINCIPAL BALANCE   TO MATURITY (IN MONTHS)          TO MATURITY (IN MONTHS)          INTEREST RATE
          ----------------    --------------------             --------------------             ------------
            $  100,138,667           360                              354                        10.625%
               100,138,667           360                              346                        10.625
               100,138,666           360                              332                        10.625
          ----------------
            $  300,416,000                                            344*
          ----------------
          ----------------

--------------------------

           * Weighted average (by principal balance)

     An amount equal to the Targeted Amount for any Class of Targeted Amortization PCs would be available on each Payment Date for the payment of principal on such Class, assuming that (i) the Mortgages have the characteristics to be used in preparing the table of Targeted Balances, (ii) the Lower-Tier REMIC Pool contains only Original-Issue Gold PCs and (iii) principal prepayments on the Mortgages occur at a constant rate of 180% PSA until the principal amount of such Class has been reduced to zero.

     When the REMIC Pools are formed, the Mortgages and the Gold PCs and/or Gold Giant PCs will have characteristics different from those assumed above. Consequently, it is possible that even if the rate of principal prepayments were to remain constant within the targeted range at all times, the amount available for the payment of principal on the Classes of Planned Amortization PCs on any Payment Date could be more or less than the Priority Amount for such Payment Date. Similarly, even if the rate of principal prepayments were to remain constant at 180% PSA at all times, the amount available for the payment of principal on any Class of Targeted Amortization PCs on any Payment Date could be more or less than the Targeted Amount for such Class for such Payment Date,

     Moreover, it is highly unlikely that principal prepayments on the Mortgages will occur at any constant rate. If the Remaining Principal Payment Amount exceeds the Priority Amount for any Payment Date, the excess will be distributed on such Payment Date as described above, and will not be retained for distribution on subsequent Payment Dates. Thus, if principal prepayments on the Mortgages do not occur at a constant rate, the amount of principal available on subsequent Payment Dates for payment on the Class 1041-R and Class 1041-RS Multiclass PCs may be less than the Priority Amount for such Payment Dates, even if such prepayments remain within the targeted range. This result could occur, for example, if principal prepayments on the Mortgages initially and for a sustained period occur at a relatively fast rate within the targeted range and principal prepayments subsequently occur at a significantly slower rate within such range.

     The effect on the weighted average lives of the Class 1041-R and Class 1041-RS Multiclass PCs of principal prepayments on the Mortgages at a rate or rates outside the targeted range will depend upon the particular prepayment scenario. In general, if principal prepayments on the Mortgages are made at a rate so slow that the Remaining Principal Payment Amount for any Payment Date is less than the Priority Amount for such Payment Date, the weighted average lives of such Classes are likely to be extended. However, the weighted average lives of such Classes are not likely to be reduced.

     The timing of payments of principal on the Class 1041-A, Class 1041-B, Class 1041-C and Class 1041-D Multiclass PCs is expected to be more stable than would be the case if such Multiclass PCs were not Targeted Amortization PCs. However, no assurance can be given as to the rate of principal payments on the Mortgages and, therefore, as to the stability of the timing of principal payments on any such Class. In general, the weighted average life of any Class of Targeted Amortization PCs may be extended (and may be extended significantly) at constant prepayment rates below approximately 180% PSA and may be reduced (and may be reduced significantly) at constant prepayment rates above approximately 180% PSA. However, at certain constant prepayment rates above approximately 180% PSA, the weighted average lives of the Class 1041-C and Class 1041-D Multiclass PCs would be extended somewhat. See Table 7 under 'Final Payment Dates and Weighted Average Lives' herein.

     Whether the Targeted Amortization PCs receive principal payments equal to their respective Targeted Amounts on any Payment Date will depend in part upon whether the aggregate principal amount of the Variable Rate PCs has been reduced to $5,060,000. Under certain prepayment scenarios that include one or more periods of relatively fast prepayments, the aggregate principal amount of the Variable Rate PCs may be so reduced before the principal amounts of the Targeted Amortization PCs are reduced to zero. In such case, all of the Remaining Principal Payment Amount in excess of the Priority Amount, if any, will first be applied to the Targeted Amortization PCs. Thus, when the aggregate principal amount of the Variable Rate PCs is reduced to $5,060,000, the rate of principal payments on the Targeted Amortization PCs will become more sensitive to prepayment rates on the Mortgages. In addition, under relatively slow prepayment scenarios, the Remaining Principal Payment Amount may be sufficient for the payment of the Priority Amount, but insufficient for the payment of the Targeted Amounts for the Targeted Amortization PCs.

     Because principal payments will be made monthly, the ability to pay the Priority Amount or the Targeted Amounts on any Payment Date will not be enhanced by the averaging of high and low principal prepayments in different months, as could be the case if principal payments on the Multiclass PCs were made less frequently than monthly.

     For the reasons discussed above, there can be no assurance that the amount of principal available on any Payment Date for payment on the Classes of Planned Amortization PCs will equal the Priority Amount for such Payment Date or that the amount of principal available on any Payment Date for payment on any Class of Targeted Amortization PCs will equal the Targeted Amount for such Class for such Payment Date.

GUARANTEES

     Freddie Mac guarantees to each Holder of a Multiclass PC (i) the timely payment of interest at the applicable Multiclass PC Coupon on such Holder's Multiclass PC and (ii) the payment of the principal amount of such Holder's Multiclass PC as payments are required to be made on the Gold PCs and/or Gold Giant PCs in accordance with their respective terms, as described herein. See 'Description of Multiclass PCs -- Guarantees' in the Multiclass PC Offering Circular.

     With respect to Gold PCs, Freddie Mac guarantees to each holder thereof the timely payment of (i) interest at the applicable PC interest rate on the holder's pro rata share of the aggregate unpaid principal balance of the related Mortgages, as calculated by Freddie Mac under the 'Pool Factor method' described in the PC Offering Circular and (ii) the Monthly Principal Reduction due to be paid on such Mortgages as calculated by Freddie Mac, to the extent of such holder's pro rata share of the unpaid principal balance of such Mortgages. Freddie Mac also guarantees to each such holder the ultimate collection of all principal of the related Mortgages, without offset or deduction, to the extent of such holder's pro rata share of the unpaid principal balance of the Mortgages, not later than the Payment Date occurring in the same month as the Final Payment Date of the related PC Pool. See 'Description of Mortgage Participation Certificates -- Guarantees' in the PC Offering Circular.

     With respect to Gold Giant PCs, Freddie Mac guarantees to each holder thereof (i) the timely payment of interest at the applicable Giant PC interest rate and (ii) the payment of the principal amount of such Gold Giant PC as payments are made on the Gold PCs and/or Gold Giant PCs underlying such Gold Giant PC. See 'Description of Freddie Mac Giants -- Guarantees' in the Giant PC Offering Circular.

THE CLASS 1041-R AND CLASS 1041-RS MULTICLASS PCS

     In addition to the amounts of interest and principal described above, the Holders of the Class 1041-RS Multiclass PCs will be entitled to receive, upon surrender of their Class 1041-RS Multiclass PCs at the office of the Registrar, the proceeds of the remaining assets of the Lower-Tier REMIC Pool, if any, after the principal amounts of the Lower-Tier PCs have been reduced to zero. Such remaining assets are expected to be minimal, unless the Lower-Tier PCs are redeemed at a time when the market value of the Gold PCs and/or Gold Giant PCs in the Lower-Tier REMIC Pool, net of liquidation expenses, significantly exceeds the redemption price of the Lower-Tier PCs. See 'Description of Multiclass PCs -- Optional Redemption' in the Multiclass PC Offering Circular and 'Optional Redemption' herein. Similarly, the Holders of the Class 1041-R Multiclass PCs will be entitled to receive, upon surrender of their Class 1041-R Multiclass PCs at the office of the Registrar, the proceeds of the remaining assets of the Upper-Tier REMIC Pool after the principal amounts of the Upper-Tier PCs have been reduced to zero. Such remaining assets are also expected to be minimal.

     The Class 1041-R and Class 1041-RS Multiclass PCs will be treated as the residual interests in separate REMICs for federal income tax purposes. Therefore, special tax considerations apply to an investment in the Class 1041-R or Class 1041-RS Multiclass PCs. See 'Certain Federal Income Tax Consequences -- The Class 1041-R and Class 1041-RS Multiclass PCs' herein. The Class 1041-R and Class 1041-RS Multiclass PCs will be subject to certain transfer restrictions, including certain restrictions on the ownership of such Classes by foreign persons. See 'Certain Federal Income Tax Consequences -- Transfers of Residual Class PCs' in the Multiclass PC Offering Circular.

OPTIONAL REDEMPTION

     The outstanding Lower-Tier PCs may be redeemed in whole, but not in part, at the option of Freddie Mac, upon not less than 30 or more than 60 days' notice to the Holders of each outstanding Class of Multiclass PCs, on any Payment Date on or after the date on which, after giving effect to principal payments to be made on the Lower-Tier PCs on such date, the aggregate outstanding principal amount of the Lower-Tier PCs is less than 1% of the aggregate original principal amount of the Lower-Tier PCs. Upon any such redemption, the redemption price of the

Upper-Tier Mortgage Securities will be applied as principal and interest on the outstanding Classes of Upper-Tier PCs and will reduce the principal amounts of such Classes to zero. Neither the Gold PCs nor Gold Giant PCs to be included in the Lower-Tier REMIC Pool are subject to redemption by Freddie Mac. See 'Description of Multiclass PCs -- Optional Redemption' in the Multiclass PC Offering Circular.

PREPAYMENT AND YIELD CONSIDERATIONS AND RISKS

     The rate of principal payments on the Gold PCs and/or Gold Giant PCs, and therefore of payments on the Upper-Tier Mortgage Securities and the Multiclass PCs, is related to the rate of payments of principal on the Mortgages, which may be in the form of scheduled amortization or partial or full prepayments (the term 'prepayments' includes prepayments by the borrower, liquidations resulting from default, casualty or condemnation and payments made by Freddie Mac pursuant to its guarantee of ultimate collection of principal). In general, when the level of prevailing interest rates declines significantly below the interest rates on the Mortgages, the rate of prepayment on the Mortgages is likely to increase, although the prepayment rate is influenced by a number of other factors. See 'Description of Mortgage Participation Certificates -- Weighted Average Life and Payment Behavior' in the PC Offering Circular.

     Acceleration of mortgage payments as a result of transfers of the mortgaged property is another factor affecting prepayment rates. The Mortgages generally provide by their terms that, in the event of the transfer or prospective transfer of the underlying mortgaged property, the full unpaid principal balance of the Mortgage is due and payable at the option of the holder. Freddie Mac, in most cases, requires servicers of the Mortgages to enforce such 'due-on-transfer' provisions where permitted by applicable law. See 'Mortgage Purchase and Servicing Standards --Mortgage Servicing -- Assumption and Due-on-Transfer Policies' in the PC Offering Circular.

     Prepayments on mortgages are commonly measured relative to a prepayment standard or model. The model used in this Offering Circular Supplement, the Public Securities Association's standard prepayment model ('PSA'), assumes that the Mortgages will prepay at an annual rate of 0.2% in the first month after origination, that the prepayment rate increases at an annual rate of 0.2% per month up to the 30th month after origination and that the prepayment rate is constant at 6% per annum thereafter (such assumption is referred to herein as '100% PSA'). Correspondingly, '0% PSA' assumes no prepayments; '50% PSA' assumes prepayment rates equal to .50 times 100% PSA; '180% PSA' assumes prepayment rates equal to 1.80 times 100% PSA; and so forth. PSA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgages, including the Mortgages.

     No representation is made as to the rate of principal payments on the Mortgages or as to the yield to maturity of any Class of the Multiclass PCs. An investor seeking to maximize yield is urged to make an investment decision with respect to any Class of the Multiclass PCs based on the anticipated yield to maturity of such Multiclass PCs resulting from their price, such investor's own determination as to anticipated Mortgage prepayment rates under a variety of scenarios and, in the case of the Variable Rate PCs, such investor's own determination as to anticipated levels of LIBOR. The extent to which the yield to maturity of a Multiclass PC may vary from the anticipated yield will depend upon the extent to which it is purchased at a discount or premium, the degree to which the timing of payments thereon is sensitive to prepayments and, in the case of the Variable Rate PCs, the degree to which interest payments thereon are sensitive to the level of LIBOR.

     Investors in the Class 1041-E Multiclass PCs should consider the risk that lower than anticipated levels of LIBOR could result in actual yields to such investors that are lower than the anticipated yields and the fact that the Multiclass PC Coupon of such Class cannot exceed 11.00% per annum regardless of the level of LIBOR. Conversely, investors in the Class 1041-F and Class 1041-G Multiclass PCs should consider the risk that higher than anticipated levels of LIBOR (especially if accompanied by a slower than anticipated rate of principal payments on the Mortgages) could result in actual yields to such investors that are significantly lower than the anticipated yields and the fact that the Multiclass PC Coupons of such Classes would be 0% at all levels of LIBOR above 10.05%.

     In addition, the yield to investors in each Class of the Multiclass PCs will be sensitive in varying degrees to the rate of principal payments (including prepayments) on the Mortgages. Investors should carefully consider the associated risks, including, in the case of any Multiclass PCs (especially the Class 1041-F and Class 1041-G Multiclass PCs) purchased at a discount, the risk that a slower than anticipated rate of principal payments could result in an actual yield to such investors that is lower than the anticipated yield and, in the case of any Multiclass PCs (especially the Class 1041-B and Class 1041-H Multiclass PCs) purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investors that is lower than the anticipated yield. Investors in the Class 1041-B and Class 1041-H Multiclass PCs should also consider the risk that rapid rates of principal payments could result in the failure of such investors to recover their investments.

     It is highly unlikely that the Mortgages will prepay at any constant rate until maturity or that all of the Mortgages will prepay at the same rate. Moreover, the timing of changes in the rate of prepayments may affect the actual yield to maturity to an investor, even if the average rate of principal prepayments is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the Mortgages, the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield to maturity of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Multiclass PCs is not likely to be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. An investor must make an independent decision as to the appropriate prepayment scenarios to be used in deciding whether to purchase a Multiclass PC.

     Similarly, it is highly unlikely that LIBOR will remain constant at any level. Moreover, the timing of changes in the level of LIBOR may affect the actual yield to maturity to an investor in a Variable Rate PC, even if the average level is consistent with such investor's expectation. In general, the earlier a change in the level of LIBOR, the greater the effect on such investor's yield to maturity. As a result, the effect on such investor's yield to maturity of a level of LIBOR that is higher (or lower) than the rate anticipated by such investor during the period immediately following the issuance of the Multiclass PCs is not likely to be offset by a subsequent like reduction (or increase) in the level of LIBOR. An investor must make an independent decision as to the appropriate LIBOR scenarios to be used in deciding whether to purchase a Variable Rate PC.

     Investors should consider the risk that rapid rates of prepayments on the Mortgages, and therefore of principal payments available to the REMIC Pools, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may be able to reinvest amounts received as principal payments on such investor's Multiclass PC may be lower than the applicable interest rate on such Multiclass PC. Conversely, slow rates of prepayments on the Mortgages, and therefore of principal payments available to the REMIC Pools, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal payments available to an investor for reinvestment at such high prevailing interest rates may be relatively low.

     Table 3 below indicates the sensitivity of the pre-tax yield to maturity (corporate bond equivalent) of the Class 1041-B Multiclass PCs at various constant percentages of PSA; and Tables 4, 5 and 6 below indicate the sensitivity of the annual cash flows, total cash flows and pre-tax yields to maturity (corporate bond equivalent) of the Class 1041-F, Class 1041-G and Class 1041-H Multiclass PCs, respectively, at various constant percentages of PSA and, in the case of Tables 4 and 5, at various levels of LIBOR. The yield calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments on such Classes and consequently do not purport to reflect the return on any investment in such Classes when such reinvestment rates are considered. For purposes of these calculations, it is assumed that (i) the Mortgages prepay at the specified constant percentages of PSA and, in the case of Tables 4 and 5, LIBOR on each Variable Rate Adjustment Date is at the levels specified, (ii) the Mortgages have the Assumed Mortgage Characteristics, and the table of Targeted Balances is prepared on the basis thereof rather than on the basis of the characteristics of the actual Gold PCs and/or Gold Giant PCs, (iii) the Lower-Tier REMIC Pool contains only Original-Issue Gold PCs, (iv) no optional redemption as described under 'Optional Redemption' herein is made, (v) the beneficial owners of the Multiclass PCs receive payments in cash on the 15th day of each month in which payments are required to be made and (vi) the aggregate purchase prices (including accrued interest) of the Classes of Multiclass PCs shown in the tables are as follows:

                            ASSUMED AGGREGATE
                               PURCHASE PRICE
                          (PERCENTAGE OF ORIGINAL
         CLASS              PRINCIPAL AMOUNT)
------------------------  -------------------
1041-B..................          3,090.99722%
1041-F..................             75.29379
1041-G..................             75.29379
1041-H..................          5,375.28245

                                   TABLE 3

                      PRE-TAX YIELD OF THE CLASS 1041-B
             MULTICLASS PCS AT VARIOUS CONSTANT PREPAYMENT RATES

  50% PSA     100% PSA     180% PSA     300% PSA     409% PSA     500% PSA
-----------  -----------  -----------  -----------  -----------  -----------
   30.4%        23.1%        9.0%         9.0%         0.0%        (10.7)%

                                   TABLE 4

   SENSITIVITY OF THE CLASS 1041-F MULTICLASS PCS TO PREPAYMENTS AND LIBOR
                            (AMOUNTS IN THOUSANDS)

        PRINCIPAL AND
           INTEREST                      5.5000% LIBOR
                              -----------------------------------
       PAYMENTS DURING                  PSA PREPAYMENT
            TWELVE                        ASSUMPTION
                              -----------------------------------
         CONSECUTIVE
        MONTHS THROUGH          100%     180%     300%     500%
-------------------------------------- -------- -------- --------
February 15, 1992.............$    979 $    979 $  1,131 $  4,478
February 15, 1993.............   1,016    1,016    3,033    2,857
February 15, 1994.............   1,016    1,016    2,215      102
February 15, 1995.............   1,016    1,016    1,422      102
February 15, 1996.............   1,016    1,016      844      102
February 15, 1997.............   1,016    1,016      435      102
February 15, 1998.............   1,016    1,016      182      102
February 15, 1999.............   1,016    1,016      151      102
February 15, 2000.............   1,016    1,016      151      102
February 15, 2001.............   1,016    1,016      151      102
February 15, 2002.............   1,016    1,016      151      102
February 15, 2003.............   1,016    1,016      151      217
February 15, 2004.............   1,016    1,016      151      257
February 15, 2005.............   1,016    1,016      151      177
February 15, 2006.............   1,016    1,674      151      121
February 15, 2007.............   1,016    1,732      151       83
February 15, 2008.............   1,016    1,515      151       56
February 15, 2009.............   1,016    1,322      284       38
February 15, 2010.............   1,016    1,150      319       26
February 15, 2011.............   1,016      997      253       17
February 15, 2012.............   1,220      861      199       12
February 15, 2013.............   1,900      739      156        8
February 15, 2014.............   1,727      631      121        5
February 15, 2015.............   1,562      535       93        3
February 15, 2016.............   1,404      450       71        2
February 15, 2017.............   1,252      374       53        1
February 15, 2018.............   1,107      306       39        1
February 15, 2019.............     875      225       25        0
February 15, 2020.............     543      131       13        0
February 15, 2021.............     136       31        3        0
                              -------- -------- -------- --------
Total Payments*...............$ 32,013 $ 26,861 $ 12,402 $  9,280
                              -------- -------- -------- --------
                              -------- -------- -------- --------
Pre-Tax Yield.................   20.1%    20.3%    27.9%    45.7%

        PRINCIPAL AND
           INTEREST                      7.5000% LIBOR
                              -----------------------------------
       PAYMENTS DURING                  PSA PREPAYMENT
            TWELVE                        ASSUMPTION
                              -----------------------------------
         CONSECUTIVE
        MONTHS THROUGH          100%     180%     300%     500%
-------------------------------------- -------- -------- --------
February 15, 1992.............$    570 $    570 $    721 $  4,134
February 15, 1993.............     570      570    2,661    2,765
February 15, 1994.............     570      570    1,970       57
February 15, 1995.............     570      570    1,264       57
February 15, 1996.............     570      570      740       57
February 15, 1997.............     570      570      359       57
February 15, 1998.............     570      570      115       57
February 15, 1999.............     570      570       85       57
February 15, 2000.............     570      570       85       57
February 15, 2001.............     570      570       85       57
February 15, 2002.............     570      570       85       57
February 15, 2003.............     570      570       85      174
February 15, 2004.............     570      570       85      225
February 15, 2005.............     570      570       85      155
February 15, 2006.............     570    1,241       85      106
February 15, 2007.............     570    1,355       85       73
February 15, 2008.............     570    1,192       85       50
February 15, 2009.............     570    1,046      220       34
February 15, 2010.............     570      916      268       23
February 15, 2011.............     570      800      213       15
February 15, 2012.............     774      697      169       10
February 15, 2013.............   1,496      605      133        7
February 15, 2014.............   1,384      523      104        4
February 15, 2015.............   1,278      450       81        3
February 15, 2016.............   1,178      385       62        2
February 15, 2017.............   1,082      328       47        1
February 15, 2018.............     991      276       35        1
February 15, 2019.............     812      209       24        0
February 15, 2020.............     519      125       13        0
February 15, 2021.............     134       31        3        0
                              -------- -------- -------- --------
Total Payments*...............$ 21,039 $ 18,152 $ 10,048 $  8,299
                              -------- -------- -------- --------
                              -------- -------- -------- --------
Pre-Tax Yield.................   11.4%    11.6%    18.9%    35.8%

        PRINCIPAL AND
           INTEREST                      8.7500% LIBOR
                              -----------------------------------
       PAYMENTS DURING                  PSA PREPAYMENT
            TWELVE                        ASSUMPTION
                              -----------------------------------
         CONSECUTIVE
        MONTHS THROUGH          100%     180%     300%     500%
-------------------------------------- -------- -------- --------
February 15, 1992.............$    314 $    314 $    465 $  3,919
February 15, 1993.............     290      290    2,429    2,708
February 15, 1994.............     290      290    1,816       29
February 15, 1995.............     290      290    1,165       29
February 15, 1996.............     290      290      675       29
February 15, 1997.............     290      290      312       29
February 15, 1998.............     290      290       74       29
February 15, 1999.............     290      290       43       29
February 15, 2000.............     290      290       43       29
February 15, 2001.............     290      290       43       29
February 15, 2002.............     290      290       43       29
February 15, 2003.............     290      290       43      147
February 15, 2004.............     290      290       43      206
February 15, 2005.............     290      290       43      142
February 15, 2006.............     290      971       43       97
February 15, 2007.............     290    1,120       43       67
February 15, 2008.............     290      989       43       45
February 15, 2009.............     290      873      180       31
February 15, 2010.............     290      769      235       21
February 15, 2011.............     290      677      188       14
February 15, 2012.............     496      594      150        9
February 15, 2013.............   1,243      521      118        6
February 15, 2014.............   1,170      455       93        4
February 15, 2015.............   1,101      397       73        3
February 15, 2016.............   1,037      345       57        2
February 15, 2017.............     976      299       44        1
February 15, 2018.............     919      258       33        1
February 15, 2019.............     773      200       23        0
February 15, 2020.............     504      121       12        0
February 15, 2021.............     132       30        3        0
                              -------- -------- -------- --------
Total Payments*...............$ 14,180 $ 12,709 $  8,577 $  7,685
                              -------- -------- -------- --------
                              -------- -------- -------- --------
Pre-Tax Yield.................    6.2%     6.5%    13.2%    29.5%

        PRINCIPAL AND
           INTEREST                10.0625% LIBOR AND HIGHER
                              -----------------------------------
       PAYMENTS DURING                  PSA PREPAYMENT
            TWELVE                        ASSUMPTION
                              -----------------------------------
         CONSECUTIVE
        MONTHS THROUGH          100%     180%     300%     500%
-------------------------------------- -------- -------- --------
February 15, 1992.............$     47 $     47 $    199 $  3,695
February 15, 1993.............       0        0    2,187    2,648
February 15, 1994.............       0        0    1,657        0
February 15, 1995.............       0        0    1,063        0
February 15, 1996.............       0        0      607        0
February 15, 1997.............       0        0      263        0
February 15, 1998.............       0        0       30        0
February 15, 1999.............       0        0        0        0
February 15, 2000.............       0        0        0        0
February 15, 2001.............       0        0        0        0
February 15, 2002.............       0        0        0        0
February 15, 2003.............       0        0        0      119
February 15, 2004.............       0        0        0      185
February 15, 2005.............       0        0        0      128
February 15, 2006.............       0      690        0       88
February 15, 2007.............       0      875        0       60
February 15, 2008.............       0      779        0       41
February 15, 2009.............       0      693      138       28
February 15, 2010.............       0      617      202       19
February 15, 2011.............       0      549      162       13
February 15, 2012.............     206      488      130        9
February 15, 2013.............     980      434      104        6
February 15, 2014.............     947      385       82        4
February 15, 2015.............     917      342       65        2
February 15, 2016.............     890      304       51        2
February 15, 2017.............     866      269       40        1
February 15, 2018.............     844      239       31        1
February 15, 2019.............     732      190       22        0
February 15, 2020.............     488      118       12        0
February 15, 2021.............     131       30        3        0
                              -------- -------- -------- --------
Total Payments*...............$  7,047 $  7,047 $  7,047 $  7,047
                              -------- -------- -------- --------
                              -------- -------- -------- --------
Pre-Tax Yield.................    1.2%     1.5%     7.2%    22.6%

---------------
* Total payments may not equal the sums of the respective columns due to rounding.

                                     S-14

                                   TABLE 5

   SENSITIVITY OF THE CLASS 1041-G MULTICLASS PCS TO PREPAYMENTS AND LIBOR
                            (AMOUNTS IN THOUSANDS)

        PRINCIPAL AND
           INTEREST                      5.5000% LIBOR
                              -----------------------------------
       PAYMENTS DURING                  PSA PREPAYMENT
            TWELVE                        ASSUMPTION
                              -----------------------------------
         CONSECUTIVE
        MONTHS THROUGH          100%     180%     300%     500%
-------------------------------------- -------- -------- --------
February 15, 1992.............$  1,165 $  1,165 $  4,372 $  6,619
February 15, 1993.............   1,209    1,209    2,166    2,041
February 15, 1994.............   1,209    1,209    1,582       73
February 15, 1995.............   1,209    1,209    1,016       73
February 15, 1996.............   1,209    1,209      603       73
February 15, 1997.............   1,209    1,209      311       73
February 15, 1998.............   1,209    1,209      130       73
February 15, 1999.............   1,209    1,209      108       73
February 15, 2000.............   1,209    1,209      108       73
February 15, 2001.............   1,209    1,209      108       73
February 15, 2002.............   1,209    1,209      108       73
February 15, 2003.............   1,209    1,209      108      155
February 15, 2004.............   1,209    2,118      108      184
February 15, 2005.............   1,209    2,838      108      126
February 15, 2006.............   1,209    1,712      108       86
February 15, 2007.............   1,209    1,237      108       59
February 15, 2008.............   1,209    1,082      108       40
February 15, 2009.............   1,209      944      203       27
February 15, 2010.............   1,340      822      228       18
February 15, 2011.............   2,879      712      180       12
February 15, 2012.............   2,349      615      142        8
February 15, 2013.............   1,357      528      111        5
February 15, 2014.............   1,234      451       86        4
February 15, 2015.............   1,116      382       66        2
February 15, 2016.............   1,003      321       50        1
February 15, 2017.............     894      267       38        1
February 15, 2018.............     790      219       28        1
February 15, 2019.............     625      161       18        0
February 15, 2020.............     388       93        9        0
February 15, 2021.............      97       22        2        0
                              -------- -------- -------- --------
Total Payments*...............$ 35,795 $ 28,990 $ 12,422 $ 10,049
                              -------- -------- -------- --------
                              -------- -------- -------- --------
Pre-Tax Yield.................   20.2%    20.4%    36.7%    69.6%

        PRINCIPAL AND
           INTEREST                      7.5000% LIBOR
                              -----------------------------------
       PAYMENTS DURING                  PSA PREPAYMENT
            TWELVE                        ASSUMPTION
                              -----------------------------------
         CONSECUTIVE
        MONTHS THROUGH          100%     180%     300%     500%
-------------------------------------- -------- -------- --------
February 15, 1992.............$    678 $    678 $  3,986 $  6,343
February 15, 1993.............     678      678    1,901    1,975
February 15, 1994.............     678      678    1,407       41
February 15, 1995.............     678      678      903       41
February 15, 1996.............     678      678      529       41
February 15, 1997.............     678      678      257       41
February 15, 1998.............     678      678       82       41
February 15, 1999.............     678      678       61       41
February 15, 2000.............     678      678       61       41
February 15, 2001.............     678      678       61       41
February 15, 2002.............     678      678       61       41
February 15, 2003.............     678      678       61      124
February 15, 2004.............     678    1,598       61      161
February 15, 2005.............     678    2,422       61      111
February 15, 2006.............     678    1,397       61       76
February 15, 2007.............     678      968       61       52
February 15, 2008.............     678      851       61       35
February 15, 2009.............     678      747      157       24
February 15, 2010.............     809      654      191       16
February 15, 2011.............   2,409      571      152       11
February 15, 2012.............   1,991      498      120        7
February 15, 2013.............   1,068      432       95        5
February 15, 2014.............     989      374       74        3
February 15, 2015.............     913      322       58        2
February 15, 2016.............     841      275       44        1
February 15, 2017.............     773      234       34        1
February 15, 2018.............     708      197       25        1
February 15, 2019.............     580      150       17        0
February 15, 2020.............     371       89        9        0
February 15, 2021.............      96       22        2        0
                              -------- -------- -------- --------
Total Payments*...............$ 23,747 $ 19,934 $ 10,648 $  9,318
                              -------- -------- -------- --------
                              -------- -------- -------- --------
Pre-Tax Yield.................   11.5%    11.8%    26.8%    58.9%

        PRINCIPAL AND
           INTEREST                      8.7500% LIBOR
                              -----------------------------------
       PAYMENTS DURING                  PSA PREPAYMENT
            TWELVE                        ASSUMPTION
                              -----------------------------------
         CONSECUTIVE
        MONTHS THROUGH          100%     180%     300%     500%
-------------------------------------- -------- -------- --------
February 15, 1992.............$    373 $    373 $  3,745 $  6,171
February 15, 1993.............     345      345    1,735    1,934
February 15, 1994.............     345      345    1,297       21
February 15, 1995.............     345      345      832       21
February 15, 1996.............     345      345      482       21
February 15, 1997.............     345      345      223       21
February 15, 1998.............     345      345       53       21
February 15, 1999.............     345      345       31       21
February 15, 2000.............     345      345       31       21
February 15, 2001.............     345      345       31       21
February 15, 2002.............     345      345       31       21
February 15, 2003.............     345      345       31      105
February 15, 2004.............     345    1,273       31      147
February 15, 2005.............     345    2,163       31      101
February 15, 2006.............     345    1,200       31       69
February 15, 2007.............     345      800       31       48
February 15, 2008.............     345      707       31       32
February 15, 2009.............     345      624      129       22
February 15, 2010.............     476      549      168       15
February 15, 2011.............   2,116      483      134       10
February 15, 2012.............   1,768      425      107        7
February 15, 2013.............     888      372       85        4
February 15, 2014.............     835      325       67        3
February 15, 2015.............     786      284       52        2
February 15, 2016.............     740      247       40        1
February 15, 2017.............     697      214       31        1
February 15, 2018.............     657      184       24        0
February 15, 2019.............     552      143       16        0
February 15, 2020.............     360       87        9        0
February 15, 2021.............      95       22        2        0
                              -------- -------- -------- --------
Total Payments*...............$ 16,217 $ 14,273 $  9,540 $  8,861
                              -------- -------- -------- --------
                              -------- -------- -------- --------
Pre-Tax Yield.................    6.3%     6.8%    20.6%    52.1%

        PRINCIPAL AND
           INTEREST                10.0625% LIBOR AND HIGHER
                              -----------------------------------
       PAYMENTS DURING                  PSA PREPAYMENT
            TWELVE                        ASSUMPTION
                              -----------------------------------
         CONSECUTIVE
        MONTHS THROUGH          100%     180%     300%     500%
-------------------------------------- -------- -------- --------
February 15, 1992.............$     56 $     56 $  3,495 $  5,992
February 15, 1993.............       0        0    1,562    1,891
February 15, 1994.............       0        0    1,183        0
February 15, 1995.............       0        0      759        0
February 15, 1996.............       0        0      434        0
February 15, 1997.............       0        0      188        0
February 15, 1998.............       0        0       22        0
February 15, 1999.............       0        0        0        0
February 15, 2000.............       0        0        0        0
February 15, 2001.............       0        0        0        0
February 15, 2002.............       0        0        0        0
February 15, 2003.............       0        0        0       85
February 15, 2004.............       0      934        0      132
February 15, 2005.............       0    1,893        0       91
February 15, 2006.............       0      996        0       63
February 15, 2007.............       0      625        0       43
February 15, 2008.............       0      556        0       29
February 15, 2009.............       0      495       99       20
February 15, 2010.............     131      441      144       14
February 15, 2011.............   1,810      392      116        9
February 15, 2012.............   1,536      348       93        6
February 15, 2013.............     700      310       74        4
February 15, 2014.............     676      275       59        3
February 15, 2015.............     655      244       46        2
February 15, 2016.............     635      217       37        1
February 15, 2017.............     618      192       29        1
February 15, 2018.............     603      170       22        0
February 15, 2019.............     523      136       15        0
February 15, 2020.............     349       84        9        0
February 15, 2021.............      93       21        2        0
                              -------- -------- -------- --------
Total Payments*...............$  8,386 $  8,386 $  8,386 $  8,386
                              -------- -------- -------- --------
                              -------- -------- -------- --------
Pre-Tax Yield.................    1.3%     1.7%    13.8%    45.0%

---------------
* Total payments may not equal the sums of the respective columns due to rounding.

                                     S-15

                                   TABLE 6

        SENSITIVITY OF THE CLASS 1041-H MULTICLASS PCS TO PREPAYMENTS
                            (AMOUNTS IN THOUSANDS)

        PRINCIPAL AND
           INTEREST
       PAYMENTS DURING                           PSA PREPAYMENT
            TWELVE                                 ASSUMPTION
                                ------------------------------------------------
         CONSECUTIVE
        MONTHS THROUGH            50%       100%      180%      300%      500%
------------------------------  --------  --------  --------  --------  --------
February 15, 1992.............  $  4,871  $  4,835  $  4,778  $  4,689  $  4,535
February 15, 1993.............     4,727     4,578     4,343     3,997     3,443
February 15, 1994.............     4,559     4,283     3,862     3,279     2,428
February 15, 1995.............     4,389     3,996     3,420     2,669     1,687
February 15, 1996.............     4,222     3,725     3,025     2,170     1,172
February 15, 1997.............     4,058     3,469     2,673     1,763       813
February 15, 1998.............     3,895     3,227     2,360     1,431       563
February 15, 1999.............     3,734     2,998     2,081     1,160       389
February 15, 2000.............     3,574     2,781     1,831       939       269
February 15, 2001.............     3,416     2,576     1,610       758       186
February 15, 2002.............     3,258     2,381     1,412       611       128
February 15, 2003.............     3,100     2,196     1,236       492        88
February 15, 2004.............     2,943     2,020     1,079       395        60
February 15, 2005.............     2,785     1,852       939       316        41
February 15, 2006.............     2,627     1,693       814       252        28
February 15, 2007.............     2,467     1,541       703       200        19
February 15, 2008.............     2,306     1,396       605       158        13
February 15, 2009.............     2,143     1,257       517       124         9
February 15, 2010.............     1,978     1,124       439        97         6
February 15, 2011.............     1,809       997       369        75         4
February 15, 2012.............     1,637       874       307        57         2
February 15, 2013.............     1,461       756       252        43         2
February 15, 2014.............     1,281       643       203        32         1
February 15, 2015.............     1,095       532       160        23         1
February 15, 2016.............       903       426       122        16         0
February 15, 2017.............       705       322        87        11         0
February 15, 2018.............       499       221        57         6         0
February 15, 2019.............       285       123        30         3         0
February 15, 2020.............       117        49        12         1         0
February 15, 2021.............        14         6         1         0         0
                                --------  --------  --------  --------  --------
Total Payments*...............  $ 74,860  $ 56,879  $ 39,326  $ 25,769  $ 15,886
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Pre-Tax Yield.................      19.0%     16.0%     11.0%      3.3%   (10.2)%

---------------

* Total payments may not equal the sums of the respective columns due to rounding.

     The pre-tax yield to maturity of the Class 1041-H Multiclass PCs would be 0% on the basis of the assumption that the Mortgages prepay at a constant rate of approximately 351% PSA and assumptions (ii) through (vi) used in preparing Table 6.

     The yields set forth in Tables 3, 4, 5 and 6 were calculated by determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on the applicable Multiclass PC, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price (including accrued interest) of such Multiclass PC and by converting such monthly rates to corporate bond equivalent rates.

     Notwithstanding the assumed prepayment rates reflected in Tables 3, 4, 5 and 6 and the assumed levels of LIBOR reflected in Tables 4 and 5, it is highly unlikely that the Mortgages will prepay at any constant rates until maturity, that all of the Mortgages will prepay at the same rate or that LIBOR will remain at the levels indicated. Because the Mortgages and the Gold PCs and/or Gold Giant PCs will have characteristics different from those assumed in preparing the preceding tables, the pre-tax yields of the Class 1041-B Multiclass PCs, and the annual cash flows, total cash flows and pre-tax yields of the Class 1041-F, Class 1041-G and Class 1041-H Multiclass PCs, may differ from those shown, even if all of the Mortgages prepay at the indicated constant percentages of PSA and, in the case of the Class 1041-F and Class 1041-G Multiclass PCs, LIBOR remains at the indicated levels.

     The effective yields to Holders of the Fixed Rate PCs will be less than the yields otherwise produced by their respective Multiclass PC Coupons and purchase prices because (i) on the first Payment Date one month's interest is payable thereon even though more than one month will have elapsed from the date on which interest begins to

                                     S-16

accrue thereon and (ii) on each succeeding Payment Date the interest payable thereon is the interest accrued during the related Interest Accrual Period, which ends prior to such Payment Date.

FINAL PAYMENT DATES AND WEIGHTED AVERAGE LIVES

     The Final Payment Date for each Class of Regular Class PCs is calculated by assuming, among other things, that (i) in the case of the Targeted Amortization PCs, principal payments are made on the Mortgages at a rate such that the aggregate principal amount of the Variable Rate PCs is reduced to $5,060,000 on March 15, 1991 and no subsequent prepayments are made on the Mortgages, (ii) in the case of the Variable Rate PCs and the Class 1041-H Multiclass PCs, no prepayments are made on the Mortgages, (iii) each of the Mortgages has a remaining term to maturity of 360 months and bears interest at a rate of 12.50% per annum, and the table of Targeted Balances is prepared on the basis of such characteristics rather than on the basis of the characteristics of the actual Gold PCs and/or Gold Giant PCs and (iv) the Lower-Tier REMIC Pool contains only Original-Issue Gold PCs. The Final Payment Dates for the Class 1041-R and Class 1041-RS Multiclass PCs have been set equal to the latest Final Payment Date for any Class of Regular Class PCs.

     Because (i) the prepayment scenarios assumed for purposes of such calculations are highly improbable, (ii) certain of the Mortgages have terms to maturity that are shorter, and bear interest at rates that are lower, than the term to maturity and rate assumed in calculating Final Payment Dates and (iii) the Lower-Tier REMIC Pool may not consist entirely of Original-Issue Gold PCs, the actual final payment of any Class of Multiclass PCs may occur earlier, and could occur significantly earlier, than its Final Payment Date.

     The weighted average life of a security refers to the average amount of time that will elapse from the date of its issuance until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Multiclass PCs will be influenced primarily by the rate at which principal is paid on the Mortgages. Such rate will depend upon a variety of factors and no assurances can be given as to any particular rate or as to the weighted average life of any Class of the Multiclass PCs.

     The rate of principal payments on the Mortgages is expected to have a greater effect on the weighted average lives of the Variable Rate PCs and the Class 1041-H Multiclass PCs and, under most prepayment scenarios, the Targeted Amortization PCs than on the weighted average lives of the Planned Amortization PCs. Moreover, the effect of principal payments on the weighted average lives of the Variable Rate PCs may be significantly greater than would be the case if the Planned Amortization PCs and Targeted Amortization PCs did not have higher principal payment priorities, and the effect of principal payments on the weighted average lives of the Targeted Amortization PCs may be greater than would be the case if the Planned Amortization PCs did not have higher principal payment priorities.

     Table 7 below indicates the percentage of the original principal amount of each Class of Multiclass PCs that would be outstanding after each of the dates shown at various constant percentages of PSA and the corresponding weighted average life of each Class of Multiclass PCs. Table 7 has been prepared assuming that (i) with respect to the information set forth under 0% PSA, the Mortgages do not prepay, have original and remaining terms to maturity of 360 months and bear interest at a rate of 12.50% per annum, (ii) with respect to the information set forth under the remaining percentages of PSA, the Mortgages prepay at the specified constant percentages of PSA and have the Assumed Mortgage Characteristics, (iii) with respect to the information set forth under all of the percentages of PSA, the table of Targeted Balances is prepared on the basis of the Assumed Mortgage Characteristics rather than on the basis of the characteristics of the actual Gold PCs and/or Gold Giant PCs, (iv) the Lower-Tier REMIC Pool contains only Original-Issue Gold PCs and (v) no optional redemption as described under 'Optional Redemption' herein is made. There will be differences between the characteristics of the actual Mortgages and actual Gold PCs and/or Gold Giant PCs and the characteristics assumed above. Any such difference may have a significant effect upon the actual percentage of original principal amount of any Class of Multiclass PCs outstanding at any time and upon the actual weighted average life of any such Class. For example, the actual distribution of the remaining terms to maturity and interest rates of the Mortgages may have a significant effect on the percentages of original principal amounts outstanding and on the weighted average lives of the Classes of Multiclass PCs, especially the Variable Rate PCs. Because of the diverse remaining terms to maturity of the Mortgages and the diverse interest rates thereof, principal distributions on the Multiclass PCs may be faster or (except at 0% PSA) slower than indicated at the various prepayment speeds shown, even if the weighted average remaining term to maturity and weighted average interest rate of the Mortgages are the same as those of mortgages having the characteristics assumed above. Similarly, the final payment on each Class of the Multiclass PCs may be made earlier or later than indicated by Table 7, but in no event later than the Final Payment Date for such Class.

                                     S-17

                                   TABLE 7

 PERCENTAGES OF ORIGINAL PRINCIPAL AMOUNTS OF THE MULTICLASS PCS OUTSTANDING

                                CLASS 1041-A AND CLASS 1041-B
                              ----------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                              ----------------------------------
             DATE               0%    100%   180%   300%   500%
------------------------------------ ------ ------ ------ ------
February 28, 1991.............   100    100    100    100    100
February 15, 1992.............   100     95     89     89     89
February 15, 1993.............   100     85     72     72     61
February 15, 1994.............   100     74     55     55     29
February 15, 1995.............   100     64     39     39      8
February 15, 1996.............   100     54     26     26      0
February 15, 1997.............    99     45     14     14      0
February 15, 1998.............    98     36      3      3      0
February 15, 1999.............    96     28      0      0      0
February 15, 2000.............    95     20      0      0      0
February 15, 2001.............    93     13      0      0      0
February 15, 2002.............    91      6      0      0      0
February 15, 2003.............    89      0      0      0      0
February 15, 2004.............    86      0      0      0      0
February 15, 2005.............    83      0      0      0      0
February 15, 2006.............    80      0      0      0      0
February 15, 2007.............    76      0      0      0      0
February 15, 2008.............    72      0      0      0      0
February 15, 2009.............    67      0      0      0      0
February 15, 2010.............    61      0      0      0      0
February 15, 2011.............    55      0      0      0      0
February 15, 2012.............    48      0      0      0      0
February 15, 2013.............    40      0      0      0      0
February 15, 2014.............    31      0      0      0      0
February 15, 2015.............    20      0      0      0      0
February 15, 2016.............     9      0      0      0      0
February 15, 2017.............     0      0      0      0      0
February 15, 2018.............     0      0      0      0      0
February 15, 2019.............     0      0      0      0      0
February 15, 2020.............     0      0      0      0      0
February 15, 2021.............     0      0      0      0      0
Weighted Average
 Life (Years)+................  19.4    5.7    3.5    3.5    2.4

                                         CLASS 1041-C
                              ----------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                              ----------------------------------
             DATE               0%    100%   180%   300%   500%
------------------------------------ ------ ------ ------ ------
February 28, 1991.............   100    100    100    100    100
February 15, 1992.............   100    100    100    100    100
February 15, 1993.............   100    100    100    100    100
February 15, 1994.............   100    100    100    100    100
February 15, 1995.............   100    100    100    100    100
February 15, 1996.............   100    100    100    100     17
February 15, 1997.............   100    100    100    100      0
February 15, 1998.............   100    100    100    100      0
February 15, 1999.............   100    100     26     36      0
February 15, 2000.............   100    100      0      0      0
February 15, 2001.............   100    100      0      0      0
February 15, 2002.............   100    100      0      0      0
February 15, 2003.............   100     95      0      0      0
February 15, 2004.............   100     23      0      0      0
February 15, 2005.............   100      0      0      0      0
February 15, 2006.............   100      0      0      0      0
February 15, 2007.............   100      0      0      0      0
February 15, 2008.............   100      0      0      0      0
February 15, 2009.............   100      0      0      0      0
February 15, 2010.............   100      0      0      0      0
February 15, 2011.............   100      0      0      0      0
February 15, 2012.............   100      0      0      0      0
February 15, 2013.............   100      0      0      0      0
February 15, 2014.............   100      0      0      0      0
February 15, 2015.............   100      0      0      0      0
February 15, 2016.............   100      0      0      0      0
February 15, 2017.............    49      0      0      0      0
February 15, 2018.............     0      0      0      0      0
February 15, 2019.............     0      0      0      0      0
February 15, 2020.............     0      0      0      0      0
February 15, 2021.............     0      0      0      0      0
Weighted Average
 Life (Years)+................  26.0   12.6    7.8    7.9    4.8

                                         CLASS 1041-D
                              ----------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                              ----------------------------------
             DATE               0%    100%   180%   300%   500%
------------------------------------ ------ ------ ------ ------
February 28, 1991.............   100    100    100    100    100
February 15, 1992.............   100    100    100    100    100
February 15, 1993.............   100    100    100    100    100
February 15, 1994.............   100    100    100    100    100
February 15, 1995.............   100    100    100    100    100
February 15, 1996.............   100    100    100    100    100
February 15, 1997.............   100    100    100    100     70
February 15, 1998.............   100    100    100    100     45
February 15, 1999.............   100    100    100    100     28
February 15, 2000.............   100    100     79     87     16
February 15, 2001.............   100    100     53     67      8
February 15, 2002.............   100    100     31     51      2
February 15, 2003.............   100    100     10     38      0
February 15, 2004.............   100    100      0     27      0
February 15, 2005.............   100     87      0     19      0
February 15, 2006.............   100     68      0     12      0
February 15, 2007.............   100     49      0      6      0
February 15, 2008.............   100     32      0      2      0
February 15, 2009.............   100     15      0      0      0
February 15, 2010.............   100      0      0      0      0
February 15, 2011.............   100      0      0      0      0
February 15, 2012.............   100      0      0      0      0
February 15, 2013.............   100      0      0      0      0
February 15, 2014.............   100      0      0      0      0
February 15, 2015.............   100      0      0      0      0
February 15, 2016.............   100      0      0      0      0
February 15, 2017.............   100      0      0      0      0
February 15, 2018.............    64      0      0      0      0
February 15, 2019.............     7      0      0      0      0
February 15, 2020.............     0      0      0      0      0
February 15, 2021.............     0      0      0      0      0
Weighted Average
 Life (Years)+................  27.2   16.0   10.2   11.6    7.2

                                         CLASS 1041-E
                              ----------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                              ----------------------------------
             DATE               0%    100%   180%   300%   500%
------------------------------------ ------ ------ ------ ------
February 28, 1991.............   100    100    100    100    100
February 15, 1992.............   100    100    100     77     37
February 15, 1993.............   100    100    100     52      8
February 15, 1994.............   100    100    100     34      8
February 15, 1995.............   100    100    100     22      8
February 15, 1996.............   100    100    100     15      8
February 15, 1997.............   100    100    100     12      8
February 15, 1998.............   100    100    100     12      8
February 15, 1999.............   100    100    100     12      8
February 15, 2000.............   100    100    100     12      8
February 15, 2001.............   100    100    100     12      8
February 15, 2002.............   100    100    100     12      8
February 15, 2003.............   100    100    100     12      7
February 15, 2004.............   100    100     94     12      4
February 15, 2005.............   100    100     82     12      3
February 15, 2006.............   100    100     71     12      2
February 15, 2007.............   100    100     61     12      1
February 15, 2008.............   100    100     52     12      1
February 15, 2009.............   100    100     44     10      1
February 15, 2010.............   100     99     37      8      0
February 15, 2011.............   100     87     31      6      0
February 15, 2012.............   100     76     26      5      0
February 15, 2013.............   100     65     21      3      0
February 15, 2014.............   100     54     17      2      0
February 15, 2015.............   100     44     13      2      0
February 15, 2016.............   100     34      9      1      0
February 15, 2017.............   100     25      6      1      0
February 15, 2018.............   100     15      4      0      0
February 15, 2019.............   100      7      2      0      0
February 15, 2020.............    56      1      0      0      0
February 15, 2021.............     0      0      0      0      0
Weighted Average
 Life (Years)+................  29.1   23.6   18.2    4.3    1.8

                                         CLASS 1041-F
                              ----------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                              ----------------------------------
             DATE               0%    100%   180%   300%   500%
------------------------------------ ------ ------ ------ ------
February 28, 1991.............   100    100    100    100    100
February 15, 1992.............   100    100    100     98     48
February 15, 1993.............   100    100    100     67     10
February 15, 1994.............   100    100    100     43     10
February 15, 1995.............   100    100    100     28     10
February 15, 1996.............   100    100    100     19     10
February 15, 1997.............   100    100    100     15     10
February 15, 1998.............   100    100    100     15     10
February 15, 1999.............   100    100    100     15     10
February 15, 2000.............   100    100    100     15     10
February 15, 2001.............   100    100    100     15     10
February 15, 2002.............   100    100    100     15     10
February 15, 2003.............   100    100    100     15      8
February 15, 2004.............   100    100    100     15      6
February 15, 2005.............   100    100    100     15      4
February 15, 2006.............   100    100     90     15      3
February 15, 2007.............   100    100     78     15      2
February 15, 2008.............   100    100     67     15      1
February 15, 2009.............   100    100     57     13      1
February 15, 2010.............   100    100     48     10      1
February 15, 2011.............   100    100     40      8      0
February 15, 2012.............   100     97     33      6      0
February 15, 2013.............   100     83     27      4      0
February 15, 2014.............   100     70     21      3      0
February 15, 2015.............   100     56     16      2      0
February 15, 2016.............   100     44     12      2      0
February 15, 2017.............   100     31      8      1      0
February 15, 2018.............   100     19      5      1      0
February 15, 2019.............   100      9      2      0      0
February 15, 2020.............    71      2      0      0      0
February 15, 2021.............     0      0      0      0      0
Weighted Average
 Life (Years)+................  29.3   24.6   19.5    5.3    2.2

                                         CLASS 1041-G
                              ----------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                              ----------------------------------
             DATE               0%    100%   180%   300%   500%
------------------------------------ ------ ------ ------ ------
February 28, 1991.............   100    100    100    100    100
February 15, 1992.............   100    100    100     59     29
February 15, 1993.............   100    100    100     40      6
February 15, 1994.............   100    100    100     26      6
February 15, 1995.............   100    100    100     17      6
February 15, 1996.............   100    100    100     11      6
February 15, 1997.............   100    100    100      9      6
February 15, 1998.............   100    100    100      9      6
February 15, 1999.............   100    100    100      9      6
February 15, 2000.............   100    100    100      9      6
February 15, 2001.............   100    100    100      9      6
February 15, 2002.............   100    100    100      9      6
February 15, 2003.............   100    100    100      9      5
February 15, 2004.............   100    100     89      9      3
February 15, 2005.............   100    100     66      9      2
February 15, 2006.............   100    100     54      9      2
February 15, 2007.............   100    100     47      9      1
February 15, 2008.............   100    100     40      9      1
February 15, 2009.............   100    100     34      8      0
February 15, 2010.............   100     98     29      6      0
February 15, 2011.............   100     77     24      5      0
February 15, 2012.............   100     58     20      4      0
February 15, 2013.............   100     50     16      3      0
February 15, 2014.............   100     42     13      2      0
February 15, 2015.............   100     34     10      1      0
February 15, 2016.............   100     26      7      1      0
February 15, 2017.............   100     19      5      1      0
February 15, 2018.............   100     12      3      0      0
February 15, 2019.............   100      5      1      0      0
February 15, 2020.............    43      1      0      0      0
February 15, 2021.............     0      0      0      0      0
Weighted Average
 Life (Years)+................  28.9   22.7   17.1    3.4    1.4

                                         CLASS 1041-H
                              ----------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                              ----------------------------------
             DATE               0%    100%   180%   300%   500%
------------------------------------ ------ ------ ------ ------
February 28, 1991.............   100    100    100    100    100
February 15, 1992.............   100     95     92     87     79
February 15, 1993.............    99     89     82     72     56
February 15, 1994.............    99     83     73     59     39
February 15, 1995.............    98     78     64     48     27
February 15, 1996.............    98     72     57     39     19
February 15, 1997.............    97     67     50     31     13
February 15, 1998.............    97     63     44     25      9
February 15, 1999.............    96     58     39     21      6
February 15, 2000.............    95     54     34     17      4
February 15, 2001.............    94     50     30     13      3
February 15, 2002.............    93     46     26     11      2
February 15, 2003.............    92     42     23      9      1
February 15, 2004.............    90     39     20      7      1
February 15, 2005.............    88     36     17      6      1
February 15, 2006.............    87     32     15      4      0
February 15, 2007.............    84     29     13      4      0
February 15, 2008.............    82     27     11      3      0
February 15, 2009.............    79     24      9      2      0
February 15, 2010.............    76     21      8      2      0
February 15, 2011.............    73     19      7      1      0
February 15, 2012.............    69     16      6      1      0
February 15, 2013.............    65     14      4      1      0
February 15, 2014.............    60     12      4      1      0
February 15, 2015.............    54      9      3      0      0
February 15, 2016.............    47      7      2      0      0
February 15, 2017.............    40      5      1      0      0
February 15, 2018.............    32      3      1      0      0
February 15, 2019.............    23      1      0      0      0
February 15, 2020.............    12      0      0      0      0
February 15, 2021.............     0      0      0      0      0
Weighted Average
 Life (Years)+................  22.7   11.4    7.9    5.1    3.1

                                CLASS 1041-R AND CLASS 1041-RS
                              ----------------------------------
                                        PSA PREPAYMENT
                                          ASSUMPTION
                              ----------------------------------
             DATE               0%    100%   180%   300%   500%
------------------------------------ ------ ------ ------ ------
February 28, 1991.............   100    100    100    100    100
February 15, 1992.............    85      0      0      0      0
February 15, 1993.............    69      0      0      0      0
February 15, 1994.............    50      0      0      0      0
February 15, 1995.............    29      0      0      0      0
February 15, 1996.............     5      0      0      0      0
February 15, 1997.............     0      0      0      0      0
February 15, 1998.............     0      0      0      0      0
February 15, 1999.............     0      0      0      0      0
February 15, 2000.............     0      0      0      0      0
February 15, 2001.............     0      0      0      0      0
February 15, 2002.............     0      0      0      0      0
February 15, 2003.............     0      0      0      0      0
February 15, 2004.............     0      0      0      0      0
February 15, 2005.............     0      0      0      0      0
February 15, 2006.............     0      0      0      0      0
February 15, 2007.............     0      0      0      0      0
February 15, 2008.............     0      0      0      0      0
February 15, 2009.............     0      0      0      0      0
February 15, 2010.............     0      0      0      0      0
February 15, 2011.............     0      0      0      0      0
February 15, 2012.............     0      0      0      0      0
February 15, 2013.............     0      0      0      0      0
February 15, 2014.............     0      0      0      0      0
February 15, 2015.............     0      0      0      0      0
February 15, 2016.............     0      0      0      0      0
February 15, 2017.............     0      0      0      0      0
February 15, 2018.............     0      0      0      0      0
February 15, 2019.............     0      0      0      0      0
February 15, 2020.............     0      0      0      0      0
February 15, 2021.............     0      0      0      0      0
Weighted Average
 Life (Years)+................   2.9    0.4    0.4    0.4    0.4

---------------

    + The weighted average life of a Multiclass PC is determined by (a) multiplying the reduction, if any, of the principal amount of such Multiclass PC on each Payment Date by the number of years from the date of issuance to such Payment Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in principal amount referred to in clause (a).

                                     S-18

                   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The Lower-Tier REMIC Pool and the Upper-Tier REMIC Pool will both qualify as REMICs for federal income tax purposes. The Regular Class PCs will be treated as 'regular interests' in the Upper-Tier REMIC Pool for purposes of Section 860G(a)(1) of the Code and will be treated as debt instruments for federal income tax purposes. The Class 1041-R Multiclass PCs will be treated as 'residual interests' in the Upper-Tier REMIC Pool and the Class 1041-RS Multiclass PCs will be treated as 'residual interests' in the Lower-Tier REMIC Pool for purposes of Section 860G(a)(2) of the Code.

     The Class 1041-C, Class 1041-D, Class 1041-F and Class 1041-G Multiclass PCs will be, and the Class 1041-A and Class 1041-E Multiclass PCs may be, issued with 'original issue discount' for federal income tax purposes. The preceding sentence is based in part on certain assumptions as to the initial prices at which substantial portions of the respective Classes of Multiclass PCs will be sold to the public. Also, Freddie Mac intends to report all income with respect to the Class 1041-B and Class 1041-H Multiclass PCs as original issue discount, although the Internal Revenue Service might contend that such Classes are issued at a premium for federal income tax purposes. Original issue discount generally will result in recognition of some taxable income in advance of the receipt of cash attributable to such income. The Prepayment Assumption (as defined under 'Certain Federal Income Tax Consequences -- Taxation of Regular Class PCs -- Original Issue Discount' in the Multiclass PC Offering Circular) that is to be used in determining whether original issue discount is de minimis and computing the rate of accrual of original issue discount is 180% PSA. No representation is made whether the Mortgages will prepay at that or any other rate. For a further discussion of original issue discount and premium, see 'Certain Federal Income Tax Consequences -- Taxation of Regular Class PCs -- Original Issue Discount' and '-- Premium' in the Multiclass PC Offering Circular.

     Amendments to the Code made by the Revenue Reconciliation Act of 1990 have restored a limited capital gains preference generally for taxable years beginning after December 31, 1990. See 'Certain Federal Income Tax Consequences -- Sale or Exchange of Multiclass PCs' in the Multiclass PC
Offering Circular.

THE CLASS 1041-R AND CLASS 1041-RS MULTICLASS PCS

     SPECIAL TAX CONSIDERATIONS APPLY TO AN INVESTMENT IN THE CLASS 1041-R OR CLASS 1041-RS MULTICLASS PCS FOR ALL TYPES OF INVESTORS. IN CERTAIN CIRCUMSTANCES, THE METHOD OF TAXATION OF THE CLASS 1041-R AND CLASS 1041-RS MULTICLASS PCS CAN PRODUCE A SIGNIFICANTLY LESS FAVORABLE AFTER-TAX RETURN FOR BENEFICIAL OWNERS OF THE CLASS 1041-R AND CLASS 1041-RS MULTICLASS PCS THAN WOULD BE THE CASE IF (I) THE CLASS 1041-R AND CLASS 1041-RS MULTICLASS PCS WERE TAXABLE AS DEBT INSTRUMENTS OR (II) NO PORTION OF THE TAXABLE INCOME ON THE CLASS 1041-R AND CLASS 1041-RS MULTICLASS PCS IN EACH PERIOD WERE TREATED AS 'EXCESS INCLUSIONS.' IN CERTAIN PERIODS, TAXABLE INCOME AND THE RESULTING TAX LIABILITY ON A CLASS 1041-R OR CLASS 1041-RS MULTICLASS PC MAY EXCEED PAYMENTS RECEIVED THEREON. SEE 'CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- TAXATION OF RESIDUAL CLASS PCS' IN THE MULTICLASS PC OFFERING CIRCULAR. IN ADDITION, A SUBSTANTIAL TAX MAY BE IMPOSED ON CERTAIN TRANSFERORS OF THE CLASS 1041-R OR CLASS 1041-RS MULTICLASS PCS AND CERTAIN BENEFICIAL OWNERS OF THE CLASS 1041-R OR CLASS 1041-RS MULTICLASS PCS THAT ARE 'PASS-THRU ENTITIES.' SEE 'CERTAIN FEDERAL INCOME TAX CONSEQUENCES --TRANSFERS OF RESIDUAL CLASS PCS' IN THE MULTICLASS PC OFFERING CIRCULAR. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS BEFORE PURCHASING A CLASS 1041-R OR CLASS 1041-RS MULTICLASS PC.

     The fair market value of the Class 1041-R Multiclass PCs is expected to exceed 2% of the aggregate fair market value of the Upper-Tier PCs as of the date of this Offering Circular Supplement. Consequently, the portion of the taxable income of the Upper-Tier REMIC Pool to be treated by the beneficial owner of a Class 1041-R Multiclass PC as 'excess inclusions' for any calendar quarter (and, as a result, not eligible for offset by losses from other activities) should be limited to the excess of the taxable income of the Upper-Tier REMIC Pool over the sum of the daily accruals for such quarter, compounded on the basis of the Federal long-term rate. Moreover, in that event it would appear that the limitations applicable generally to such excess inclusions would not be applicable to thrift institutions that may use net operating losses to offset their taxable income from the Class 1041-R Multiclass PCs, including any such excess inclusions. The rate to be used for purposes of computing excess inclusions (which is 120% of the Federal long-term rate) is 9.71% per annum (based on quarterly compounding). Investors should be

                                     S-19

aware that the fair market values of the Upper-Tier PCs for purposes of this paragraph have been determined on the date of this Offering Circular Supplement based on certain assumptions as to initial offering prices. The Internal Revenue Service, however, may contend that the relative values of the Class 1041-R Multiclass PCs and the other Upper-Tier PCs should be determined on some other basis, such as their values on the date of the closing of this offering or on a continuous basis. In this regard, investors also should be aware that, because the principal amount of the Class 1041-R Multiclass PCs will be reduced to zero while a substantial portion of the aggregate principal amount of the other Upper-Tier PCs remains outstanding, the fair market value of the Class 1041-R Multiclass PCs is expected to be less than 2% of the aggregate fair market value of the Upper-Tier PCs during a substantial portion of the life of the Upper-Tier REMIC Pool. In the event that the fair market value of the Class 1041-R Multiclass PCs is considered to be less than 2% of the aggregate fair market value of the Upper-Tier PCs, all of the taxable income of the Upper-Tier REMIC Pool would be treated as 'excess inclusions' and a beneficial owner of a Class 1041-R Multiclass PC (including a thrift institution) would not be eligible to offset its pro rata share of such taxable income against losses from other activities. See 'Certain Federal Income Tax Consequences -- Taxation of Residual Class PCs -- Limitations on Offset or Exemption of REMIC Income' in the Multiclass PC Offering Circular.

     The fair market value of the Class 1041-RS Multiclass PCs is less than 2% of the aggregate fair market value of the Lower-Tier PCs. Consequently, all of the taxable income of the Lower-Tier REMIC Pool allocated to the beneficial owner of a Class 1041-RS Multiclass PC may be treated as 'excess inclusions' for any calendar quarter (and, as a result, not eligible for offset by losses from other activities). Moreover, it would appear that the special rule permitting thrift institutions to use net operating losses to offset their taxable income from the Class 1041-RS Multiclass PCs may not be available. See 'Certain Federal Income Tax Consequences -- Taxation of Residual Class PCs -- Limitations on Offset or Exemption of REMIC Income' in the Multiclass PC Offering Circular. The federal income tax consequences of any consideration paid to a transferee on a transfer of a Class 1041-R or Class 1041-RS Multiclass PC are unclear; any transferee receiving such consideration should consult its tax advisors.

     The Holders of the Class 1041-R and Class 1041-RS Multiclass PCs will be considered to be the holders of the residual interests in separate REMICs. Pursuant to the Multiclass PC Agreement, Freddie Mac will be obligated to provide to such Holders such information as Freddie Mac deems necessary or appropriate to enable them to prepare any reports regarding the Multiclass PCs and the Upper-Tier Mortgage Securities that may be required under the Code or applicable Treasury regulations. Freddie Mac has no present intention to hold the Class 1041-R or Class 1041-RS Multiclass PCs, and applicable law may not permit Freddie Mac to perform tax administrative functions for the Upper-Tier REMIC Pool or the Lower-Tier REMIC Pool. Accordingly, the Holders of the Class 1041-R and Class 1041-RS Multiclass PCs may have certain tax administrative obligations (for which Freddie Mac will act as attorney-in-fact and agent). See 'Certain Federal Income Tax Consequences' in the Multiclass PC Offering Circular.

     LEGALITY OF INVESTMENT; REGULATORY CONSTRAINTS; ERISA CONSIDERATIONS

     Investors should consult with their own legal advisors in determining whether and to what extent the Multiclass PCs constitute legal investments for such investors. In particular, any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration or other agencies with similar authority should review any applicable rules, guidelines and regulations before purchasing any Multiclass PCs. The Federal Financial Institutions Examination Council has issued proposed changes to its Supervisory Policy Statement that is discussed under 'Regulatory Constraints' in the Multiclass PC Offering Circular. Such changes, if adopted in the form proposed, would impose additional restrictions on investments in mortgage related securities (including, under certain circumstances, divestiture requirements). See 'Legality of Investment' and 'Regulatory Constraints' in the Multiclass PC Offering Circular. Fiduciaries of ERISA plans should review 'ERISA Considerations' in the Multiclass PC Offering Circular.

                                     S-20

                             PLAN OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Purchase Agreement between Freddie Mac and Lehman Brothers, Freddie Mac has agreed to sell, and Lehman Brothers has agreed to purchase, all of the Multiclass PCs offered hereby, if any are sold and purchased.

     Lehman Brothers proposes to offer each Class of the Multiclass PCs from time to time for sale in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest from February 1, 1991 in the case of the Fixed Rate PCs and from February 15, 1991 in the case of the Variable Rate PCs. Lehman Brothers may effect such transactions by sales to or through certain securities dealers (which may include Freddie Mac through its Securities Sales and Trading Group), and such dealers may receive compensation in the form of discounts, concessions or commissions from Lehman Brothers and/or commissions from any purchasers for whom they act as agents.

     The Purchase Agreement provides that Freddie Mac will indemnify Lehman Brothers against certain liabilities.

                                LEGAL MATTERS

     The legality of the Multiclass PCs will be passed upon for Freddie Mac by Maud Mater, Esq., Senior Vice President -- General Counsel and Secretary of Freddie Mac. Certain legal matters relating to the Multiclass PCs will be passed upon for Lehman Brothers by Cleary, Gottlieb, Steen & Hamilton. The material federal income tax consequences of the Multiclass PCs will be passed upon for Freddie Mac by Cadwalader, Wickersham & Taft.

                      (THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                     Annex 2(m)

                           Cover Page and Terms Sheet
                                      for

                          Offering Circular Supplement
                             dated August 24, 1992
                                       to
                               Offering Circular
                               dated May 1, 1992
                                  relating to

                     Federal Home Loan Mortgage Corporation
          Multiclass Mortgage Participation Certificates, Series 1385




OFFERING CIRCULAR SUPPLEMENT                                 (FREDDIE MAC LOGO)
(TO OFFERING CIRCULAR DATED MAY 1, 1992)
$1,008,550,000
FEDERAL HOME LOAN MORTGAGE CORPORATION
MULTICLASS MORTGAGE PARTICIPATION CERTIFICATES, SERIES 1385

     The Federal Home Loan Mortgage Corporation ('Freddie Mac') is offering its Multiclass Mortgage Participation Certificates, Series 1385 (the 'Multiclass PCs'). The Multiclass PCs will consist of the various 'Classes' listed below. The Classes will receive principal and interest payments, in differing proportions and at differing times, from the cash flows provided by Freddie Mac 'Gold PCs' and 'Gold Giant PCs' with interest rates of 7% per annum. This Supplement sometimes refers to the Gold PCs and Gold Giant PCs that will back the Multiclass PCs as the 'PCs.' Underlying the PCs are pools of fixed-rate, first lien, residential mortgages and mortgage participations (the 'Mortgages'). See 'General Information -- Structure of Transaction' in this Supplement. Each of the Mortgages will have an original term to maturity of 180 months or less.

     Freddie Mac guarantees to each 'Holder' of a Multiclass PC (i) the timely payment of interest at the applicable 'Class Coupon' and (ii) the payment of the principal amount of the Holder's Multiclass PC as described in this Supplement.

     Freddie Mac will make interest and principal payments on each monthly 'Payment Date,' beginning November 15, 1992, on the Classes entitled to such payments. See 'Payments' in this Supplement.

     This Series will involve the creation of an 'Upper-Tier REMIC Pool' and a 'Lower-Tier REMIC Pool.' Elections will be made to treat both REMIC Pools as 'real estate mortgage investment conduits' ('REMICs') pursuant to the Internal Revenue Code. The R and RS Classes will be 'Residual Classes' and, for federal income tax purposes, will be the residual interests in the Upper-Tier and Lower-Tier REMIC Pools, respectively. The other Classes will be 'Regular Classes' and, for federal income tax purposes, will be the regular interests in the Upper-Tier REMIC Pool. The Residual Classes will be subject to transfer restrictions. See 'Certain Federal Income Tax Consequences' in this Supplement and in the Multiclass PC Offering Circular.

INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED AT THE BOTTOM OF PAGE S-2.

 THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE MULTICLASS PCS ARE
  OBLIGATIONS OF FREDDIE MAC ONLY. THE MULTICLASS PCS, INCLUDING ANY INTEREST
     THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE
           DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON
      THE MULTICLASS PCS HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL,
        STATE OR LOCAL TAXATION. THE MULTICLASS PCS ARE EXEMPT FROM THE
        REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE
           'EXEMPTED SECURITIES' WITHIN THE MEANING OF THE SECURITIES
                             EXCHANGE ACT OF 1934.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              ORIGINAL                                                                                            WEIGHTED
  CLASS      PRINCIPAL       PRINCIPAL TYPE/     CLASS           INTEREST      CUSIP          FINAL PAYMENT       AVERAGE LIFE AT
  1385-      AMOUNT(1)        OTHER TYPE(2)      COUPON          TYPE(2)       NUMBER            DATE(3)          175% PSA(4)
---------------------------------------------------------------------------------------------------------------------------------
A ........  $126,924,000      PAC I/LIQ              4.750%       FIX        312912JQ2       February 15, 1997          1.1 Yrs
B ........    85,576,000        PAC I                5.000        FIX        312912JR0          April 15, 1999          2.5
C ........    89,796,000        PAC I                5.250        FIX        312912JS8       February 15, 2001          3.5
CA .......     5,000,000        PAC I                6.070        FIX        312912JT6           July 15, 2002          4.5
D ........    53,117,640        PAC I                6.085        FIX        312912JU3           July 15, 2002          4.5
DA .......     4,060,000        AD/LIQ               5.750        FIX        312912JV1       November 15, 1996          2.1
E ........   151,166,360        PAC I                6.000        FIX        312912JW9        October 15, 2004          6.0
F  .......     6,550,000         SUP               (5)            FLT        312912JX7        October 15, 2007         12.4
FB .......    36,649,900         SUP               (5)            FLT        312912JY5        October 15, 2007         12.4
FC .......    46,666,900         SUP               (5)            FLT        312912JZ2       December 15, 2006          2.4
FD .......    24,049,900        PAC II             (5)            FLT        312912KA5        October 15, 2007          3.4
FF .......    21,049,000         SUP               (5)            FLT        312912KB3          April 15, 2007          7.9
G ........   113,419,000        PAC I                6.500        FIX        312912KC1          March 15, 2006          8.0
H ........    84,477,000        PAC I                6.500        FIX        312912KD9         August 15, 2007         11.0
HA........     8,698,000        AD/LIQ               6.500        FIX        312912KE7           June 15, 1997          2.4
HB .......    11,116,000          AD                 6.500        FIX        312912KF4       November 15, 2001          6.9
J  .......    16,993,000        PAC I                7.000        FIX        312912KG2        October 15, 2007         14.2
K ........       820,000        PAC I            1,182.57683     FIX/IO      312912KH0         August 15, 2007          3.8
L ........    22,234,000        PAC II               7.000        FIX        312912KJ6        October 15, 2007          3.4
S  .......     3,750,000         SUP               (5)            INV        312912KK3        October 15, 2007         12.4
SA .......     1,000,000         SUP               (5)            INV        312912KL1        October 15, 2007         12.4
SB .......    15,707,100         SUP               (5)            INV        312912KM9        October 15, 2007         12.4
SC .......    20,000,100         SUP               (5)            INV        312912KN7       December 15, 2006          2.4
SD .......     5,305,125        PAC II             (5)            INV        312912KP2        October 15, 2007          3.4
SE .......     5,001,975        PAC II             (5)            INV        312912KQ0        October 15, 2007          3.4
SF .......     9,021,000         SUP               (5)            INV        312912KR8          April 15, 2007          7.9
Z ........    15,400,000        PAC I                5.750       FIX/Z       312912KS6           July 15, 2002          4.5
ZA .......    25,000,000        PAC I                6.500       FIX/Z       312912KT4         August 15, 2007         11.0
R ........         1,000        PAC II               7.000        FIX        312912KU1        October 15, 2007          3.4
RS .......         1,000        PAC II               7.000        FIX        312912KV9        October 15, 2007          3.4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Subject to proportionate increase as described under 'Increase in Size' in this Supplement.

(2) See 'Description of Multiclass PCs -- Standard Definitions and Abbreviations for Classes' on pages 7-9 of the Multiclass PC Offering Circular.

(3) Determined as described under 'Final Payment Dates' in this Supplement.

(4) Determined as described under 'Prepayment and Yield Analysis' in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the assumed rate of 175% PSA or any other constant rate, and the actual weighted average lives of many Classes are likely to differ from those shown, perhaps significantly.

(5) The F, FD, S, SA, SD and SE Classes will bear interest based on 'LIBOR,' and the FB, FC, FF, SB, SC and SF Classes will bear interest based on 'COFI,' as described under 'Payments -- Interest' in this Supplement.

     The Multiclass PCs are offered by Lehman Brothers (including Shearson Lehman Brothers Inc. and Lehman Government Securities Inc.) (the 'Underwriter') from time to time in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest from October 1, 1992 on the Fixed Rate Classes and from October 15, 1992 on the Floating Rate and Inverse Floating Rate Classes. The Multiclass PCs are offered by the Underwriter subject to prior sale when, as and if delivered to and accepted by the Underwriter and subject to the Underwriter's right to reject any order in whole or in part. It is expected that the Regular Classes (in book-entry form) will be available for deposit at any Federal Reserve Bank, and that delivery of the Residual Classes (in certificated form) will be made at the offices of the Underwriter, on or about October 30, 1992 (the 'Closing Date').

                            ------------------------
                                LEHMAN BROTHERS

               OFFERING CIRCULAR SUPPLEMENT DATED AUGUST 24, 1992

     MULTICLASS PCS ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE MULTICLASS PCS OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD AND LIQUIDITY RISKS ASSOCIATED WITH THAT CLASS.
                            ------------------------

     THE YIELD OF EACH CLASS WILL DEPEND UPON ITS PURCHASE PRICE, ITS SENSITIVITY TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGES, THE ACTUAL CHARACTERISTICS OF THE MORTGAGES AND, IN THE CASE OF EACH FLOATING RATE OR INVERSE FLOATING RATE CLASS, ITS SENSITIVITY TO THE LEVEL OF LIBOR OR COFI (EACH, AN 'INDEX'). THE MORTGAGES ARE SUBJECT TO PREPAYMENT AT ANY TIME WITHOUT PENALTY. MORTGAGE PREPAYMENT RATES ARE LIKELY TO FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME, AS IS THE LEVEL OF EACH INDEX. INVESTORS SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING:

        - FAST MORTGAGE PREPAYMENT RATES CAN REDUCE THE WEIGHTED AVERAGE LIVES, AND THUS, YIELDS OF CLASSES PURCHASED AT A PREMIUM, ESPECIALLY THE K CLASS, WHICH IS AN INTEREST ONLY CLASS. UNDER RAPID PREPAYMENT SCENARIOS, INVESTORS IN THE K CLASS COULD FAIL TO FULLY RECOVER THEIR INVESTMENTS.

        - SLOW MORTGAGE PREPAYMENT RATES CAN INCREASE THE WEIGHTED AVERAGE LIVES AND, THUS, REDUCE THE YIELDS OF CLASSES PURCHASED AT A DISCOUNT.

        - SMALL DIFFERENCES IN THE CHARACTERISTICS OF THE MORTGAGES CAN HAVE A SIGNIFICANT EFFECT ON THE WEIGHTED AVERAGE LIVES AND YIELDS OF THE CLASSES.

        - LOW LEVELS OF THE APPLICABLE INDEX CAN REDUCE THE YIELDS OF THE FLOATING RATE CLASSES. CONVERSELY, HIGH LEVELS OF THE APPLICABLE INDEX CAN REDUCE THE YIELDS OF THE INVERSE FLOATING RATE CLASSES.

        - IN GENERAL, PRINCIPAL PAYMENT RATES ON THE SUPPORT CLASSES ARE LIKELY TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE OTHER CLASSES.

SEE 'PREPAYMENT AND YIELD ANALYSIS' IN THIS SUPPLEMENT.
                            ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE MULTICLASS PCS AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR MULTICLASS PCS READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD.
                            ------------------------

     Investors should purchase Multiclass PCs only if they have read and understand this Supplement and the following documents:

        - Freddie Mac's Multiclass Mortgage Participation Certificates Offering Circular dated May 1, 1992 (the 'Multiclass PC Offering Circular'), which is attached to this Supplement;

        - Freddie Mac's Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplement dated August 3, 1992 (together, the 'PC Offering Circular');

        - Freddie Mac's Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991 (the 'Giant PC Offering Circular'); and

        - Freddie Mac's Information Statement dated March 19, 1992, its Information Statement Supplements dated April 28, 1992 and July 30, 1992 and any other Information Statement Supplements published by Freddie Mac through the time of purchase (collectively, the 'Information Statement').

     This Supplement incorporates by reference the PC Offering Circular, the Giant PC Offering Circular and the Information Statement. Investors can order those documents: from Freddie Mac, by writing or calling its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/759-8160); or from the Underwriter, by writing or calling its Prospectus Department at 250 West Street, Third Floor, New York, New York 10012 (phone 212/464-6927).

     Investors can obtain additional information regarding the PCs and Mortgages from the sources described under 'General Information -- Additional Information' in this Supplement.

                                      S-2


                            SERIES 1385 TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION FOR QUICK REFERENCE ONLY. IT IS NOT A SUMMARY OF THE TRANSACTION. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

CLASS COUPONS

The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement.

The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                                CLASS COUPON
                                                                                 SUBJECT TO
                                                                           ----------------------
                                                                           MINIMUM   MAXIMUM
         CLASS       INITIAL RATE                CLASS COUPON               RATE     RATE
    ---------------  --------------   -----------------------------------  -------   ------------
    F .............     4.62500%      LIBOR + 1.25%                        1.25%      9.50000000%
    FB ............     5.90800       COFI + 0.65%                          0.65     10.00000000
    FC ............     5.85800       COFI + 0.60%                          0.60     10.00000000
    FD.............     3.87500       LIBOR + 0.50%                         0.50     10.00000000
    FF ............     5.40000*      COFI + 0.60%                          0.60     10.00000000
    S .............     9.37500       12.75% - LIBOR                        4.50     12.75000000
    SA.............    13.65000       23.10% - (LIBOR X 2.8)                 0       23.10000000
    SB ............     9.54800       21.8166667% - (COFI X 2.3333333)       0       21.81666670
    SC ............     9.66467       21.93333333% - (COFI X 2.33333333)     0       21.93333333
    SD.............     9.06666       43.0666666% - (LIBOR X 4.5333333)      0        9.06666000
    SE ............    19.83333       36.060606% - (LIBOR X 4.808080808)     0       36.06060600
    SF ............    10.73333*      21.93333333% - (COFI X 2.3333333)      0       21.93333333

     --------------------
     * Rate in effect until October 15, 1993; adjusts monthly thereafter.

See 'Payments -- Interest' in this Supplement.

ALLOCATION OF PRINCIPAL

     - Z Accrual Amount to DA and Z, in that order

     - ZA Accrual Amount to HA, HB and ZA, in that order

     - PC Principal Amount to:

        1. Type I PAC Classes to their Targeted Balances (structured at 95%-250%
           PSA), allocated:

 99.8089702202%:  A                                  0.1910297798%:  K
 99.8301597018%:  B                                  0.1698402982%:  K
 99.8513581823%:  C                                  0.1486418177%:  K
 99.9150076746%:  CA, D and Z, pro rata*             0.0849923254%:  K
 99.9150076753%:  E                                  0.0849923247%:  K
 99.9574857707%:  G                                  0.0425142293%:  K
 99.9574857707%:  H and ZA, pro rata*                0.0425142293%:  K
           100%:  J
         ------------------------
         * Based on their then outstanding principal amounts.

        2. Type II PAC Classes to their Targeted Balances (structured at 125%-200% PSA), allocated to FD, L, SD, SE, R and RS, pro rata

        3. FC and SC, pro rata, until retired

        4. FF and SF, pro rata, until retired

        5. F, FB, S, SA and SB, pro rata, until retired

        6. Type II PAC Classes as in step 2 until retired

        7. Type I PAC Classes as in step 1 until C is retired

        8. (i) 74.8517800571% to CA and D, pro rata, (ii) 25.0632276175% to DA and Z, in that order, and (iii) 0.0849923254% to K, until CA, D, DA and Z are retired

        9. Remaining Type I PAC Classes as in step 1 until G is retired

       10. (i) 65.3108764373% to H, (ii) 34.6466093334% to HA, HB and ZA, in
           that order, and (iii) 0.0425142293% to K until retired

       11. J until retired

See 'Payments -- Principal' in this Supplement.

                                      S-3

WEIGHTED AVERAGE LIVES (IN YEARS)*

                                  PSA PREPAYMENT ASSUMPTION
                              ----------------------------------
                                0%    95%    175%   250%   400%
                              ------ ------ ------ ------ ------
A  ...........................   1.9    1.1    1.1    1.1    1.1
B  ...........................   4.5    2.5    2.5    2.5    2.5
C  ...........................   6.2    3.5    3.5    3.5    3.0
CA and D......................   7.6    4.5    4.5    4.5    3.5
DA............................   2.1    2.1    2.1    2.1    2.0
E  ...........................   9.3    6.0    6.0    6.0    4.4
F, FB, S, SA and SB...........  14.7   14.0   12.4    3.6    2.0
FC and SC.....................  13.8   11.2    2.4    1.3    0.8
FD, L, SD, SE, R and RS.......  13.1    8.8    3.4    3.2    2.1
FF and SF.....................  14.3   12.7    7.9    2.4    1.5
G ............................  11.0    8.0    8.0    8.0    5.9
H ............................  12.3   11.0   11.0   11.0    8.6
HA............................   2.4    2.4    2.4    2.4    2.4
HB............................   6.9    6.9    6.9    6.9    6.4
J  ...........................  14.2   14.2   14.2   14.2   13.0
K  ...........................   5.9    3.8    3.8    3.8    3.2
Z  ...........................   7.6    4.5    4.5    4.5    3.6
ZA............................  12.3   11.0   11.0   11.0    8.8

Underlying PCs................   9.2    6.9    5.8    5.0    3.9

        -----------------------
        * Determined as described under 'Prepayment and Yield Analysis' in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of many Classes and of the PCs are likely to differ from those shown, perhaps significantly.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF OCTOBER 1, 1992)

                     APPROXIMATE
                   WEIGHTED AVERAGE       APPROXIMATE          APPROXIMATE
 APPROXIMATE        REMAINING TERM      WEIGHTED AVERAGE     WEIGHTED AVERAGE
  PRINCIPAL          TO MATURITY            LOAN AGE            PER ANNUM
   BALANCE           (IN MONTHS)          (IN MONTHS)         INTEREST RATE
--------------     ----------------     ----------------     ----------------
$1,008,550,000            178                    1                   7.6%

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages will differ from the weighted averages shown above, perhaps significantly. See 'General Information -- The Mortgages' in this Supplement.

                                                        Annex 2(n)


                           Cover Page and Terms Sheet
                                      for

                          Offering Circular Supplement
                             dated November 2, 1992
                              to Offering Circular
                               dated May 1, 1992
                                  relating to

                     Federal Home Loan Mortgage Corporation
          Multiclass Mortgage Participation Certificates, Series 1435

OFFERING CIRCULAR SUPPLEMENT
                                                                    [Freddie
(To Offering Circular Dated May 1, 1992)                              Mac
                                                                     logo]
                                 $500,000,000


                              Federal Home Loan
                             Mortgage Corporation
         MULTICLASS MORTGAGE PARTICIPATION CERTIFICATES, Series 1435
                           ------------------------

    The Federal Home Loan Mortgage Corporation ("Freddie Mac") is offering its Multiclass Mortgage Participation Certificates, Series 1435 (the "Multiclass PCs"). The Multiclass PCs will consist of the various "Classes" listed below. The Classes will receive principal and interest payments, in differing proportions and at differing times, from the cash flows provided by Freddie Mac "Gold PCs" and "Gold Giant PCs" with interest rates of 7.5% per annum. This Supplement sometimes refers to the Gold PCs and Gold Giant PCs that will back the Multiclass PCs as the "PCs." Underlying the PCs are pools of fixed-rate, first lien, residential mortgages and mortgage participations (the "Mortgages"). See "General Information - Structure of Transaction" in this Supplement.

    Freddie Mac guarantees to each "Holder" of a Multiclass PC (i) the timely payment of interest at the applicable "Class Coupon" and (ii) the payment of the principal amount of the Holder's Multiclass PC as described in this Supplement.

    Freddie Mac will make interest and principal payments on each monthly "Payment Date," beginning January 15, 1993, on the Classes entitled to such payments. See "Payments" in this Supplement.

    This Series will involve the creation of an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool." Elections will be made to treat both REMIC Pools as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and, for federal income tax purposes, will be the residual interests in the Upper-Tier and Lower-Tier REMIC Pools, respectively. The other Classes will be "Regular Classes" and, for federal income tax purposes, will be the regular interests in the Upper-Tier REMIC Pool. The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and in the Multiclass PC Offering Circular.

    Investors should read this Supplement in conjunction with the documents listed at the bottom of page S-2.
                           ------------------------

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE MULTICLASS PCs  ARE
   OBLIGATIONS  OF  FREDDIE MAC  ONLY.  THE MULTICLASS  PCs,  INCLUDING ANY
      INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT
      CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY
        OR INSTRUMENTALITY  OF THE  UNITED STATES  OTHER THAN  FREDDIE
         MAC.  INCOME  ON THE  MULTICLASS PCs  HAS NO  EXEMPTION UNDER
         FEDERAL LAW  FROM  FEDERAL,  STATE OR  LOCAL  TAXATION.  THE
           MULTICLASS   PCs  ARE   EXEMPT  FROM   THE  REGISTRATION
             REQUIREMENTS OF  THE SECURITIES  ACT OF  1933 AND  ARE
             "EXEMPTED  SECURITIES"  WITHIN  THE  MEANING  OF THE
                        SECURITIES EXCHANGE ACT OF 1934.
                           ------------------------

                                                                                                                       Weighted
                                              Original                                                                 Average
Class                                        Principal   Principal  Class   Interest   CUSIP        Final Payment    Life at 175%
1435-                                        Amount (1)  Type (2)   Coupon  Type (2)   Number         Date(3)           PSA(4)
------------------------------------------- -----------  ---------  ------  --------  ---------  ------------------  ------------
A ......................................... $30,487,000    PAC I     5.5%     FIX     312913TX4       June 15, 2003    1.1 Yrs
B .........................................  60,059,000    PAC I     6.5      FIX     312913TY2    October 15, 2011    2.8
C .........................................  36,271,000    PAC I     6.5      FIX     312913TZ9  September 15, 2014    4.5
D .........................................  35,621,000    PAC I     7.0      FIX     312913UA2   December 15, 2016    5.8
E .........................................  63,464,000    PAC I     7.0      FIX     312913UB0    January 15, 2020    7.9
F .........................................  59,427,000   CPT/SCH    (5)      FLT     312913UC8   December 15, 2022    3.5
FA ........................................  83,514,000     SUP      (5)      FLT     312913UD6   December 15, 2022   16.6
G .........................................  51,718,000    PAC I     7.0      FIX     312913UE4   December 15, 2021   10.9
HA.........................................   7,461,000     AD       6.5      FIX     312913UF1        May 15, 1999    3.4
HB ........................................   3,801,000     AD       7.0      FIX     312913UG9    October 15, 2001    7.6
HC.........................................   8,353,000     AD       7.0      FIX     312913UH7   November 15, 2005   10.9
HZ ........................................  12,177,000    PAC I     7.5     FIX/Z    312913UJ3   December 15, 2022   14.9
J  ........................................     (6)       CPT/NTL    7.5     FIX/IO   312913UK0   December 15, 2021     -
S .........................................  14,424,000   PAC II     (5)      INV     312913UL8   December 15, 2022    3.5
SA ........................................  27,838,000     SUP      (5)      INV     312913UM6   December 15, 2022   16.6
SB ........................................   5,385,000     TAC      (5)      INV     312913UN4   December 15, 2022    3.5
R .........................................      0          NPR       0       NPR     312913UP9   December 15, 2022     -
RS ........................................      0          NPR       0       NPR     312913UQ7   December 15, 2022     -

------------
(1)Subject to proportionate increase as described under "Increase in Size" in this Supplement.

(2)See "Description of Multiclass PCs - Standard Definitions and Abbreviations for Classes" on pages 7-9 of the Multiclass PC Offering Circular.

(3)Determined as described under "Final Payment Dates" in this Supplement.

(4)Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the assumed rate of 175% PSA or any other constant rate, and the actual weighted average lives of many Classes are likely to differ from those shown, perhaps significantly.

(5)The F, FA, S, SA and SB Classes will bear interest based on "LIBOR," as described under "Payments - Interest" in this Supplement.

(6)The J Class will not receive principal payments, will have an original notional principal amount of approximately $32,832,466 and will bear interest on its notional principal amount at its Class Coupon of 7.5% per annum. The notional principal amount of the J Class will be reduced with reductions in the principal amounts of the Accretion Directed Classes and crtain of the PAC Classes, as described under "Payments - Interest" in this Supplement.

                           ------------------------

    The Multiclass PCs are offered by Morgan Stanley & Co. Incorporated (the "Underwriter") to the public from time to time for sale in negotiated transactions at varying prices to be determined, in each case, at the time of sale, plus accrued interest from December 1, 1992 on the Fixed Rate Classes and from December 15, 1992 on the Floating Rate and Inverse Floating Rate Classes. The Multiclass PCs are offered by the Underwriter when, as and if issued and subject to delivery by Freddie Mac and acceptance by the Underwriter, to prior sale and to withdrawal, cancellation or modification of the offer without notice. It is expected that the Regular Classes (in book-entry form) will be available for deposit at any Federal Reserve Bank, and that delivery of the Residual Classes (in certificated form) will be made at the offices of the Underwriter, on or about December 30, 1992 (the "Closing Date").
                           ------------------------
                              MORGAN STANLEY & CO.
                                  Incorporated

November 2, 1992

    MULTICLASS PCs ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE MULTICLASS PCs OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD AND LIQUIDITY RISKS ASSOCIATED WITH THAT CLASS.
                           ------------------------

    The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the Mortgages, the actual characteristics of the Mortgages and, in the case of each Floating Rate or Inverse Floating Rate Class, its sensitivity to the level of LIBOR. The Mortgages are subject to prepayment at any time without penalty. Mortgage prepayment rates are likely to fluctuate significantly from time to time, as is the level of LIBOR. Investors should consider the associated risks, including:

       - Fast Mortgage prepayment rates can reduce the yields of Classes purchased at a premium, especially the J Class, which is an Interest Only Class. Under rapid prepayment scenarios, investors in the J Class could fail to fully recover their investments.

       - Slow Mortgage prepayment rates can increase the weighted average lives and, thus, reduce the yields of Classes purchased at a discount.

       - Small differences in the characteristics of the Mortgages can have a significant effect on the weighted average lives and yields of the Classes.

       - Low levels of LIBOR can reduce the yields of the Floating Rate Classes. Conversely, high levels of LIBOR can significantly reduce the yields of the Inverse Floating Rate Classes.

       - In general, principal payment rates on the Support Classes are likely to exhibit a higher sensitivity to Mortgage prepayments than are principal payment rates on the Accretion Directed, PAC, TAC and Scheduled Classes.

       - In general, principal payment rates on the TAC and Scheduled Classes are likely to exhibit a higher sensitivity to Mortgage prepayments than are principal payment rates on the Accretion Directed and PAC Classes.

See "Prepayment and Yield Analysis" in this Supplement.
                           ------------------------

    The Underwriter intends to make a market for the purchase and sale of the Multiclass PCs after their initial issuance but has no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, investors may not be able to sell their Multiclass PCs readily or at prices that will enable them to realize their desired yield.
                           ------------------------

    Investors should purchase Multiclass PCs only if they have read and understand this Supplement and the following documents:

       - Freddie Mac's Multiclass Mortgage Participation Certificates Offering Circular dated May 1, 1992 (the "Multiclass PC Offering Circular"), which is attached to this Supplement;

       - Freddie Mac's Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992 and November 2, 1992 (collectively, the "PC Offering Circular");

       - Freddie Mac's Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991 (the "Giant PC Offering Circular"); and

       - Freddie Mac's Information Statement dated March 19, 1992, its Information Statement Supplements dated April 28, 1992, July 30, 1992 and November 13, 1992 and any other Information Statement Supplements published by Freddie Mac through the time of purchase (collectively, the "Information Statement").

    This Supplement incorporates by reference the PC Offering Circular, the Giant PC Offering Circular and the Information Statement. Investors can order those documents: from Freddie Mac, by writing or calling its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/759-8160); or from the Underwriter, by writing or calling its Prospectus Department at 1251 Avenue of the Americas, New York, New York 10020 (phone 212/703-7630).

    Investors can obtain additional information regarding the PCs and Mortgages from the sources described under "General Information - Additional Information" in this Supplement.

                           SERIES 1435 TERMS SHEET

    This terms sheet contains selected information for quick reference only. It is not a summary of the transaction. Investors should refer to the remainder of this Supplement for further information.

Class Coupons

    The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement.

    The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                     Class Coupon Subject to
                      Initial                       --------------------------
Class                  Rate     Class Coupon        Minimum Rate  Maximum Rate
--------------------  -------  -------------------  ------------  ------------
F ..................    4.35%  LIBOR + 1.1%            1.1%          10.0%
FA..................    4.55   LIBOR + 1.3%            1.3           10.0
S and SB............   16.95   26.7% - (LIBOR x 3)      0            26.7
SA..................   16.35   26.1% - (LIBOR x 3)      0            26.1

See "Payments - Interest" in this Supplement.

Allocation of Principal

    - Accrual Amount to HA, HB and HC, in that order

    - PC Principal Amount to:

       1. Type I PAC Classes to their Targeted Balances (structured at 95% 275%
          PSA), allocated to A, B, C, D, E, G and HZ, in that order

       2. Type II PAC Class and Component (S and F-1), pro rata, to their Targeted Balances (structured at 145% 175% PSA)

       3. TAC Class and Component (SB and F-2), pro rata, to their Targeted Balances (to be structured at 165% PSA)

       4. FA and SA, pro rata, until retired

       5. SB and F-2, pro rata, until retired

       6. S and F-1, pro rata, until retired

       7. A, B, C, D, E, G, HA, HB, HC and HZ, in that order, until retired

See "Payments - Principal" in this Supplement.

Weighted Average Lives (in years)*

                                            PSA Prepayment Assumption
                                   -------------------------------------------
                                      0%      95%      175%     275%     450%
                                   -------  -------  -------  -------  -------
A ...............................    4.3      1.1      1.1      1.1      1.1
B ...............................   11.7      2.8      2.8      2.8      2.8
C ...............................   16.3      4.5      4.5      4.5      3.9
D ...............................   18.7      5.8      5.8      5.8      4.5
E ...............................   21.2      7.9      7.9      7.9      5.6
F ...............................   26.6     15.2      3.5      3.5      2.5
FA and SA........................   28.9     24.0     16.6      5.9      1.6
G ...............................   23.6     10.9     10.9     10.9      7.8
HA...............................    3.4      3.4      3.4      3.4      3.4
HB...............................    7.6      7.6      7.6      7.6      7.6
HC...............................   10.9     10.9     10.9     10.9      9.7
HZ...............................   25.0     14.9     14.9     14.9     13.0
S ...............................   26.3     14.1      3.5      3.5      2.6
SB...............................   27.4     18.2      3.5      3.5      2.3
Underlying PCs...................   21.6     12.0      8.5      6.1      4.1

-------------------
    *Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of many Classes and of the PCs are likely to differ from those shown, perhaps significantly.

Assumed Mortgage Characteristics (as of December 1, 1992)

                    Approximate
                  Weighted Average         Approximate         Approximate
 Approximate      Remaining Term         Weighted Average    Weighted Average
  Principal         to Maturity             Loan Age            Per Annum
   Balance          (in months)            (in months)        Interest Rate
--------------  --------------------  ---------------------  ----------------
  $ 50,000,000          359                     1                  8.15%
   200,000,000          358                     1                  8.15
   150,000,000          357                     2                  8.15
   100,000,000          355                     4                  8.15
--------------
  $500,000,000          357*                    2*
--------------
--------------

-------------------
    * Weighted average by principal balance.

    The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages will differ from the weighted averages shown above, perhaps significantly. See "General Information - The Mortgages" in this Supplement.

                                                                      Annex 2(o)

                           Cover Page and Terms Sheet
                                      for

                          Offering Circular Supplement
                            dated February 12, 1993
                                       to
                               Offering Circular
                             dated January 1, 1993
                                  relating to

                     Federal Home Loan Mortgage Corporation
          Multiclass Mortgage Participation Certificates, Series 1483

Offering Circular Supplement                                  [FREDDIE MAC LOGO]
(To Offering Circular Dated January 1, 1993)

$800,000,000

Federal Home Loan Mortgage Corporation
Multiclass Mortgage Participation Certificates, Series 1483
                           ------------------------
    The Federal Home Loan Mortgage Corporation ("Freddie Mac") is offering its Multiclass Mortgage Participation Certificates, Series 1483 (the "Multiclass PCs"). The Multiclass PCs will consist of the various "Classes" listed below. The Classes will receive principal and interest payments, in differing proportions and at differing times, from the cash flows provided by Freddie Mac "Gold PCs" and "Gold Giant PCs" with interest rates of 8% per annum. This Supplement sometimes refers to the Gold PCs and Gold Giant PCs that will back the Multiclass PCs as the "PCs." Underlying the PCs are pools of fixed-rate, first lien, residential mortgages and mortgage participations (the "Mortgages"). See "General Information - Structure of Transaction" in this Supplement.

    Freddie Mac guarantees to each "Holder" of a Multiclass PC (i) the timely payment of interest at the applicable "Class Coupon" and (ii) the payment of the principal amount of the Holder's Multiclass PC as described in this Supplement.

    Freddie Mac will make interest and principal payments on each monthly "Payment Date," beginning April 15, 1993, on the Classes entitled to such payments. See "Payments" in this Supplement.

    This Series will involve the creation of an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool." Elections will be made to treat both REMIC Pools as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and, for federal income tax purposes, will be the residual interests in the Upper-Tier and Lower-Tier REMIC Pools, respectively. The other Classes will be "Regular Classes" and, for federal income tax purposes, will be the regular interests in the Upper-Tier REMIC Pool. The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and in the Multiclass PC Offering Circular.

    Investors should read this Supplement in conjunction with the documents listed at the bottom of page S-2.

    The obligations of Freddie Mac under its guarantees of the Multiclass PCs are obligations of Freddie Mac only. The Multiclass PCs, including any interest thereon, are not guaranteed by the United States and do not constitute debts or obligations of the United States or any agency or instrumentality of the United States other than Freddie Mac. Income on the Multiclass PCs has no exemption under federal law from federal, state or local taxation. The Multiclass PCs are exempt from the registration requirements of the Securities Act of 1933 and are "exempted securities" within the meaning of the Securities Exchange Act of 1934.


------------------------------------------------------------------------------
------------------------------------------------------------------------------
                               Principal
                   Original      Type/                                                       Weighted Average
Class             Principal      Other    Class    Interest     CUSIP      Final Payment       Life at 200%
1483-             Amount (1)   Type (2)   Coupon   Type (2)    Number        Date (3)            PSA (4)
---------------  ------------  ---------  ------  ----------  ---------  ------------------  ----------------
A .............  $ 20,372,900     PAC       4.80%    FIX      312914Y81  September 15, 2006        2.4 Yrs
B .............    15,659,000     PAC       5.35     FIX      312914Y99       May 15, 2010         3.4
C .............    23,573,600     PAC       5.75     FIX      312914Z23  November 15, 2013         4.4
D .............    35,416,200     PAC       6.25     FIX      312914Z31   January 15, 2017         5.8
E .............    49,987,500     PAC       6.50     FIX      312914Z49  February 15, 2020         7.8
FA ............    88,400,000     PAC      (5)       FLT      312914Z56  December 15, 2022         5.9
FB ............   146,664,800     PAC      (5)       FLT      312914Z64  December 15, 2022         5.9
FC ............   152,744,000   CPT/SCH    (5)     FLT/DLY    312914Z72     March 15, 2023         4.0
FD ............    64,920,000     SCH      (5)       FLT      312914Z80     March 15, 2023         3.5
G .............    33,477,500     PAC       6.50     FIX      312914Z98  September 15, 2021       10.5
H .............    25,000,000     PAC       7.00     FIX      3129142A1  December 15, 2022        14.5
I .............      (6)       NTL (PAC)    8.00    FIX/IO    3129142B9  December 15, 2022          -
SA ............      (7)       NTL (PAC)   (5)      INV/IO    3129142E3  December 15, 2022          -
SB ............      (7)       NTL (PAC)   (5)      INV/IO    3129142F0  December 15, 2022          -
SC ............    35,400,000     SCH      (5)     INV/DLY    3129142G8     March 15, 2023         3.5
SD ............    16,230,000     SCH      (5)       INV      3129142H6     March 15, 2023         3.5
SE ............      (8)       NTL (SCH)   (5)    INV/IO/DLY  3129142J2     March 15, 2023          -
SF ............      (7)       NTL (SCH)   (5)      INV/IO    3129142K9     March 15, 2023          -
SG ............     2,786,000     TAC      (5)     INV/DLY    3129142L7     March 15, 2023        10.6
VA ............     5,362,000   AD/LIQ      7.50%    FIX      3129142M5  November 15, 1997         2.4
VB ............    10,786,000     AD        7.50     FIX      3129142N3   January 15, 2004         7.9
VC ............     2,756,000     AD        7.50     FIX      3129142P8     March 15, 2005        11.4
VD.............     1,714,000   AD/LIQ      8.00     FIX      3129142Q6  November 15, 1997         2.4
VE ............     3,554,000     AD        8.00     FIX      3129142R4   January 15, 2004         7.9
VF ............     7,779,000     AD        8.00     FIX      3129142S2  September 15, 2011       15.0
ZA ............    13,014,500     PAC       7.50    FIX/Z     3129142T0  December 15, 2022        14.5
ZB ............     3,870,000     PAC       8.00    FIX/Z     3129142U7     March 15, 2023        21.9
ZC ............    40,533,000     SUP       8.00    FIX/Z     3129142V5     March 15, 2023        18.1
R .............       0           NPR       0        NPR      3129142C7     March 15, 2023          -
RS ............       0           NPR       0        NPR      3129142D5     March 15, 2023          -
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(1) Subject to proportionate increase as described under "Increase in Size" in this Supplement.

(2) See "Description of Multiclass PCs - Standard Definitions and Abbreviations for Classes" on pages 7-9 of the Multiclass PC Offering Circular. The type of Class with which the notional principal amount of a Notional Class will be reduced is indicated in parentheses.

(3) Determined as described under "Final Payment Dates" in this Supplement.

(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the assumed rate of 200% PSA or any other constant rate, and the actual weighted average lives of many Classes are likely to differ from those shown, perhaps significantly.

(5) The FA, FB, FD, SA, SB, SD and SF Classes will bear interest based on "LIBOR," and the FC, SC, SE and SG Classes will bear interest based on the "One-Year Treasury Index," as described under "Payments - Interest" in this Supplement.

(6) The I Class will not receive principal payments, will have an original notional principal amount of $4,408,425, and will bear interest on its notional principal amount at its Class Coupon of 8% per annum. The notional principal amount of the I Class will be reduced proportionately with reductions in the aggregate principal amount of the H, VA, VB, VC and ZA Classes.

(7) The SA, SB and SF Classes will not receive principal payments, will have original notional principal amounts of $22,100,000, $36,666,200 and $16,230,000, respectively, and will bear interest on their notional principal amounts based on LIBOR as described under "Payments - Interest" in this Supplement. The notional principal amounts of the SA, SB and SF Classes will be reduced proportionately with reductions in the principal amounts of the FA, FB and FD Classes, respectively.

(8) The SE Class will not receive principal payments, will have an original notional principal amount of $35,400,000, and will bear interest on its notional principal amount based on the One-Year Treasury Index, as described under "Payments - Interest" in this Supplement. The notional principal amount of the SE Class will be reduced proportionately with reductions in the principal amount of the FC-1 Component.

    The Multiclass PCs are offered by Bear, Stearns & Co. Inc. (the "Underwriter") to the public from time to time for sale in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest from March 1, 1993 on the Fixed Rate and Delay Classes and from March 15, 1993 on the Floating Rate and Inverse Floating Rate Classes other than the Delay Classes (the "Non-Delay Classes"). The Multiclass PCs are offered by the Underwriter, subject to sale by Freddie Mac and receipt and acceptance by the Underwriter and subject to the Underwriter's right to reject any order in whole or in part. It is expected that the Regular Classes (in book-entry form) will be available for deposit at any Federal Reserve Bank, and that delivery of the Residual Classes (in certificated form) will be made at the offices of the Underwriter, 245 Park Avenue, New York, New York 10167, on or about March 30, 1993 (the "Closing Date").

                           Bear, Stearns & Co. Inc.

             Offering Circular Supplement Dated February 12, 1993

    MULTICLASS PCs ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE MULTICLASS PCs OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD AND LIQUIDITY RISKS ASSOCIATED WITH THAT CLASS.
                           ------------------------
    The yield of each Class will depend upon its purchase price, its sensitivity to the rate of principal payments on the Mortgages, the actual characteristics of the Mortgages and, in the case of each Floating Rate or Inverse Floating Rate Class, its sensitivity to the level of LIBOR or the One-Year Treasury Index (each, an "Index"). The Mortgages are subject to prepayment at any time without penalty. Mortgage prepayment rates are likely to fluctuate significantly from time to time, as is the level of each Index. Investors should consider the associated risks, including:

       - Fast Mortgage prepayment rates can reduce the yields of Classes purchased at a premium, especially the I, SA, SB, SE and SF Classes, which are Interest Only Classes. Under certain prepayment scenarios, investors in the Interest Only Classes could fail to fully recover their investments.

       - Slow Mortgage prepayment rates can increase the weighted average lives and, thus, reduce the yields of Classes purchased at a discount.

       - Small differences in the characteristics of the Mortgages can have a significant effect on the weighted average lives and yields of the Classes.

       - Low levels of the applicable Index can reduce the yields of the Floating Rate Classes. Conversely, high levels of the applicable Index can significantly reduce the yields of the Inverse Floating Rate Classes and (especially in combination with fast Mortgage prepayment rates) may result in the failure of investors in the SA, SB, SE and SF Classes to fully recover their investments.

       - In general, principal payment rates on the ZC Class, which is a Support Class, are likely to exhibit a higher sensitivity to Mortgage prepayments than are principal payment rates on the Accretion Directed, PAC, TAC and Scheduled Classes.

       - In general, principal payment rates on the Scheduled and TAC Classes are likely to exhibit a higher sensitivity to Mortgage prepayments than are principal payment rates on the Accretion Directed and PAC Classes.

See "Prepayment and Yield Analysis" in this Supplement.
                           ------------------------
    The Underwriter intends to make a market for the purchase and sale of the Multiclass PCs after their initial issuance but has no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, investors may not be able to sell their Multiclass PCs readily or at prices that will enable them to realize their desired yield.
                           ------------------------
    Investors should purchase Multiclass PCs only if they have read and understand this Supplement and the following documents:

       - Freddie Mac's Multiclass Mortgage Participation Certificates Offering
         Circular   dated  January  1,  1993   (the  "Multiclass  PC  Offering
         Circular"), which is attached to this Supplement;

       - Freddie Mac's Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992 and November 2, 1992 (collectively, the "PC Offering Circular");

       - Freddie Mac's Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991 and its Giant Mortgage Participation Certificates Offering Circular Supplement dated December 3, 1992 (together, the "Giant PC Offering Circular"); and

       - Freddie Mac's Information Statement dated March 19, 1992, its Information Statement Supplements dated April 28, 1992, July 30, 1992, November 13, 1992 and February 5, 1993 and any other Information Statement Supplements published by Freddie Mac through the time of purchase (collectively, the "Information Statement").

    This Supplement incorporates by reference the PC Offering Circular, the Giant PC Offering Circular and the Information Statement. Investors can order those documents: from Freddie Mac, by writing or calling its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/759-8160); or from the Underwriter, by writing or calling its Prospectus Department at One MetroTech Center North, Brooklyn, New York 11201-3859 (phone 212/272-1581).

    Investors can obtain additional information regarding the PCs and Mortgages from the sources described under "General Information - Additional Information" in this Supplement.

                           SERIES 1483 TERMS SHEET

    This terms sheet contains selected information for quick reference only. It is not a summary of the transaction. Investors should refer to the remainder of this Supplement for further information.

Class Coupons

    The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement.

    The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:



                                                                           Class Coupon Subject to
                           Initial                                        --------------------------
Class                        Rate               Class Coupon              Minimum Rate  Maximum Rate
-------------------------  --------  -----------------------------------  ------------  ------------
FA  .....................   4.0%(a)  LIBOR + 0.65%                            0.65%          9.5%
FB  .....................   4.0(b)   LIBOR + 0.65%                            0.65           9.5
FC(c)....................   4.5(d)   One-Year Treasury Index + 0.75%          0.75          10.0
FD  .....................   3.625    LIBOR + 0.5%                             0.5           10.0
SA  .....................  22.0(a)   35.4% - (LIBOR x 4)                        0           35.4
SB  .....................  22.0(b)   35.4% - (LIBOR x 4)                        0           35.4
SC(c)....................   7.0(d)   37% - (One-Year Treasury Index x 4)        0            7.0
SD  .....................   4.0      38% - (LIBOR x 4)                          0            4.0
SE(c)....................  15.0(d)   30% - (One-Year Treasury Index x 4)        0           30.0
SF  .....................  21.5      34% - (LIBOR x 4)                          0           34.0
SG(c)....................  22.0(d)   37% - (One-Year Treasury Index x 4)        0           37.0

-----------------------
    (a) Rate in effect until March 15, 1994; Class Coupon adjusts monthly thereafter.
    (b) Rate in effect until March 15, 1994; the rate then becomes 5% for the FB Class and 18% for the SB Class until March 15, 1995; Class Coupon adjusts monthly thereafter.
    (c) Delay Class.
    (d) Rate in effect through the month of February 1994; Class Coupon adjusts monthly thereafter.

See "Payments - Interest" in this Supplement.

Notional Classes

Notional Class                          Reduces With
--------------    ---------------------------------------------------------
      I           H, VA, VB, VC and ZA (Accretion Directed and PAC Classes)
      SA          FA (PAC Class)
      SB          FB (PAC Class)
      SE          FC-1 (Scheduled Component)
      SF          FD (Scheduled Class)

See "Payments - Interest - Interest Only Classes" in this Supplement.

Allocation of Principal

       - ZA Accrual Amount to VA, VB, VC and ZA, in that order

       - ZB Accrual Amount to VD, VE, VF and ZB, in that order

       - PC Principal Amount plus ZC Accrual Amount (the "Aggregate Principal Amount") to:

       1. Beginning February 15, 1995, PAC Classes to their Targeted Balances (structured at 100%-300% PSA), allocated:

       31.9149369468%:  A                      68.0850630532%: FA and FB, pro rata
       36.1447729843%:  B                      63.8552270157%: FA and FB, pro rata
       40.0000000000%:  C                      60.0000000000%: FA and FB, pro rata
       46.1539063009%:  D                      53.8460936991%: FA and FB, pro rata
       50.0000000000%:  E and G, in that order 50.0000000000%: FA and FB, pro rata
       93.7501029434%:  H and ZA, pro rata      6.2498970566%: FA and FB, pro rata
                        (based on their then
                        outstanding balances)
                 100%:  ZB

       2. Up to 60.8% of remainder of Aggregate Principal Amount to FC-1 and SC, pro rata, to their Higher Targeted Balances (structured at 100% PSA)

       3. FD and SD, pro rata, to their Higher Targeted Balances (structured at 125% PSA)

       4. FC-1 and SC, pro rata, to their Lower Targeted Balances (structured at 200% PSA)

       5. Beginning May 15, 2003, FC-2 and SG, pro rata, to their Targeted Balances (structured at 200% PSA)

       6. ZC until retired

       7. FC-2 and SG, pro rata, until retired

       8. FD and SD, pro rata, to their Lower Targeted Balances (structured at 300% PSA)

       9. FC-1 and SC, pro rata, until retired

      10. FD and SD, pro rata, until retired

      11. PAC Classes as in step 1 until G is retired

      12. 41.1773425791% to H, 52.5727603643% to VA, VB, VC and ZA, in that order, and 6.2498970566% to FA and FB, pro rata, until retired

      13. VD, VE, VF and ZB, in that order, until retired

See "Payments - Principal" in this Supplement.

Weighted Average Lives (in years)*

                                   PSA Prepayment Assumption
                           ------------------------------------------
                             0%      100%     200%      300%    500%
                           -----    -----    ------    ------  ------
A .......................    5.0     2.4       2.4       2.4     2.4
B .......................    9.0     3.4       3.4       3.4     3.0
C .......................   11.7     4.4       4.4       4.4     3.4
D .......................   14.5     5.8       5.8       5.8     3.9
E .......................   17.3     7.8       7.8       7.8     5.0
FA and FB................   13.1     5.9       5.9       5.9     4.1
FC ......................   22.8    12.1       4.0       3.0     1.6
FD and SD................   21.7     9.6       3.5       2.3     2.0
G .......................   19.4    10.5      10.5      10.5     6.5
H .......................   20.8    14.5      14.5      14.5     9.0
SC ......................   22.6    11.7       3.5       3.0     1.6
SG ......................   25.4    17.9      10.6       2.4     1.1
VA ......................    2.4     2.4       2.4       2.4     2.4
VB ......................    7.9     7.9       7.9       7.9     7.0
VC ......................   11.4    11.4      11.4      11.4     7.9
VD.......................    2.4     2.4       2.4       2.4     2.4
VE.......................    7.9     7.9       7.9       7.9     7.9
VF ......................   15.0    15.0      15.0      15.0    12.0
ZA.......................   20.8    14.5      14.5      14.5     9.4
ZB ......................   22.7    21.9      21.9      21.9    15.3
ZC ......................   27.9    23.7      18.1       1.4     0.7
Underlying PCs...........   21.8    11.8       7.8       5.7     3.7

-------------------
    * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of many Classes and of the PCs are likely to differ from those shown, perhaps significantly.

Assumed Mortgage Characteristics (as of March 1, 1993)

                  Approximate
                Weighted Average      Approximate         Approximate
Approximate      Remaining Term     Weighted Average    Weighted Average
 Principal        to Maturity           Loan Age           Per Annum
  Balance         (in months)         (in months)        Interest Rate
------------    ----------------    ----------------    ----------------
$800,000,000          358                   2                 8.625%

    The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages will differ from the weighted averages shown above, perhaps significantly. See "General Information - The Mortgages" in this Supplement.

                                                                     Annex 2(p)

                           Cover Page and Terms Sheet
                                      for

                          Offering Circular Supplement
                              dated March 17, 1993
                                       to
                               Offering Circular
                             dated January 1, 1993
                                  relating to

                     Federal Home Loan Mortgage Corporation
          Multiclass Mortgage Participation Certificates, Series 1504

OFFERING CIRCULAR SUPPLEMENT                                  (FREDDIE MAC LOGO)
(TO OFFERING CIRCULAR DATED JANUARY 1, 1993)
$500,100,000
FEDERAL HOME LOAN MORTGAGE CORPORATION
MULTICLASS MORTGAGE PARTICIPATION CERTIFICATES, SERIES 1504


                         ------------------------------

    The Federal Home Loan Mortgage Corporation ('Freddie Mac') is offering its Multiclass Mortgage Participation Certificates, Series 1504 (the 'Multiclass PCs'). The Multiclass PCs will consist of the various 'Classes' listed below. The Classes will receive principal and interest payments, in differing proportions and at differing times, from the cash flows provided by Freddie Mac 'Gold PCs' and 'Gold Giant PCs' with interest rates of 7% per annum. This Supplement sometimes refers to the Gold PCs and Gold Giant PCs that will back the Multiclass PCs as the 'PCs.' Underlying the PCs are pools of fixed-rate, first lien, residential mortgages and mortgage participations (the 'Mortgages'). See 'General Information -- Structure of Transaction' in this Supplement.

    Freddie Mac guarantees to each 'Holder' of a Multiclass PC (i) the timely payment of interest at the applicable 'Class Coupon' and (ii) the payment of the principal amount of the Holder's Multiclass PC as described in this Supplement.

    Freddie Mac will make interest and principal payments on each monthly 'Payment Date,' beginning June 15, 1993, on the Classes entitled to such payments. See 'Payments' in this Supplement.

    This Series will involve the creation of an 'Upper-Tier REMIC Pool' and a 'Lower-Tier REMIC Pool.' Elections will be made to treat both REMIC Pools as 'real estate mortgage investment conduits' ('REMICs') pursuant to the Internal Revenue Code. The R and RS Classes will be 'Residual Classes' and, for federal income tax purposes, will be the residual interests in the Upper-Tier and Lower-Tier REMIC Pools, respectively. The other Classes will be 'Regular Classes' and, for federal income tax purposes, will be the regular interests in the Upper-Tier REMIC Pool. The Residual Classes will be subject to transfer restrictions. See 'Certain Federal Income Tax Consequences' in this Supplement and in the Multiclass PC Offering Circular.

    INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED AT THE BOTTOM OF PAGE S-2.

    THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE MULTICLASS PCS ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE MULTICLASS PCS, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE MULTICLASS PCS HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE MULTICLASS PCS ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE 'EXEMPTED SECURITIES' WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                         ORIGINAL                                                                                  WEIGHTED
        CLASS           PRINCIPAL     PRINCIPAL TYPE/     CLASS     INTEREST      CUSIP        FINAL PAYMENT       AVERAGE LIFE
        1504-           AMOUNT(1)      OTHER TYPE(2)      COUPON    TYPE(2)       NUMBER          DATE(3)          AT 170% PSA(4)
---------------------  ------------   ----------------    ------    --------    ----------   ------------------    --------------
A ...................  $ 23,600,000        PAC II          7.00%      FIX       312915TH4         July 15, 2022          3.4 Yrs
B ...................    17,100,000        PAC II          7.00       FIX       312915TJ0     December 15, 2022         11.9
E ...................    10,700,000         SUP            7.00       FIX       312915TK7      January 15, 2023         11.9
F ...................    26,250,000         CPT            (5)        FLT       312915TL5          May 15, 2023         21.8
FA ..................    35,000,000         SUP            (5)        FLT       312915TM3      October 15, 2022          3.4
FB ..................     5,200,000         SUP            (5)        FLT       312915TN1      October 15, 2022          3.4
PA ..................    36,700,000        PAC I           4.00       FIX       312915TP6      October 15, 2003          1.2
PB ..................    60,800,000        PAC I           5.00       FIX       312915TQ4          May 15, 2011          3.0
PC ..................    22,200,000        PAC I           5.50       FIX       312915TR2     February 15, 2013          4.4
PD ..................    55,100,000        PAC I           6.00       FIX       312915TS0       August 15, 2016          5.9
PE ..................    45,200,000        PAC I           6.25       FIX       312915TT8     November 15, 2018          7.9
PG ..................      (6)          NTL (PAC I)        7.00      FIX/IO     312915TU5     February 15, 2013         --
PH ..................      (6)          NTL (PAC I)        7.00      FIX/IO     312915TV3       August 15, 2021         --
PJ ..................    73,100,000        PAC I           6.50       FIX       312915TW1       August 15, 2021         10.9
PK ..................     9,300,000        AD/LIQ          7.00       FIX       312915TX9          May 15, 1998          2.6
PL ..................    15,100,000          AD            7.00       FIX       312915TY7     December 15, 2003          7.9
PM...................    10,700,000          AD            7.00       FIX       312915TZ4     November 15, 2006         12.1
S ...................    11,250,000         CPT            (5)        INV       312915UC3          May 15, 2023         21.8
SA ..................    15,000,000         SUP            (5)        INV       312915UD1      October 15, 2022          3.4
SB ..................     5,200,000         SUP            (5)        INV       312915UE9      October 15, 2022          3.4
Z ...................    22,500,000        PAC I           7.00      FIX/Z      312915UF6          May 15, 2023         18.1
R ...................        90,000         STP            7.00       FIX       312915UA7          May 15, 2023          8.6
RS ..................        10,000         STP            7.00       FIX       312915UB5          May 15, 2023          8.6


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Subject to proportionate increase as described under 'Increase in Size' in this Supplement.

(2) See 'Description of Multiclass PCs -- Standard Definitions and Abbreviations for Classes' on pages 7-9 of the Multiclass PC Offering Circular. The type of Class with which the notional principal amount of a Notional Class will be reduced is indicated in parentheses.

(3) Determined as described under 'Final Payment Dates' in this Supplement.

(4) Determined as described under 'Prepayment and Yield Analysis' in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the assumed rate of 170% PSA or any other constant rate, and the actual weighted average lives of many Classes are likely to differ from those shown, perhaps significantly.

(5) The F, FB, S and SB Classes will bear interest based on 'COFI,' and the FA and SA Classes will bear interest based on 'LIBOR,' as described under 'Payments -- Interest' in this Supplement.

(6) The PG and PH Classes will not receive principal payments, will have original notional principal amounts of approximately $37,857,142 and approximately $17,935,714, respectively, and will bear interest on their notional principal amounts at their Class Coupons of 7% per annum. The notional principal amounts of the PG and PH Classes will be reduced with reductions in the principal amounts of certain Type I PAC Classes, as described under 'Payments -- Interest -- Notional Classes' in this Supplement.

    The Multiclass PCs are offered by Goldman, Sachs & Co. (the 'Underwriter') from time to time in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest from May 1, 1993 on the Fixed Rate Classes and from May 15, 1993 on the Floating Rate and Inverse Floating Rate Classes. The Multiclass PCs are offered by the Underwriter, subject to sale by Freddie Mac and receipt and acceptance by the Underwriter, and subject to the Underwriter's right to reject any order in whole or in part. It is expected that the Regular Classes (in book-entry form) will be available for deposit at any Federal Reserve Bank, and that delivery of the Residual Classes (in certificated form) will be made at the offices of the Underwriter, on or about May 28, 1993 (the 'Closing Date').

                              GOLDMAN, SACHS & CO.

               OFFERING CIRCULAR SUPPLEMENT DATED MARCH 17, 1993

     MULTICLASS PCS ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE MULTICLASS PCS OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD AND LIQUIDITY RISKS ASSOCIATED WITH THAT CLASS.

                            ------------------------

     THE YIELD OF EACH CLASS WILL DEPEND UPON ITS PURCHASE PRICE, ITS SENSITIVITY TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGES, THE ACTUAL CHARACTERISTICS OF THE MORTGAGES AND, IN THE CASE OF EACH FLOATING RATE OR INVERSE FLOATING RATE CLASS, ITS SENSITIVITY TO THE LEVEL OF COFI OR LIBOR (EACH, AN 'INDEX'). THE MORTGAGES ARE SUBJECT TO PREPAYMENT AT ANY TIME WITHOUT PENALTY. MORTGAGE PREPAYMENT RATES ARE LIKELY TO FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME, AS IS THE LEVEL OF EACH INDEX. INVESTORS SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING:

        - FAST MORTGAGE PREPAYMENT RATES CAN REDUCE THE YIELDS OF CLASSES PURCHASED AT A PREMIUM, ESPECIALLY THE PG AND PH CLASSES, WHICH ARE INTEREST ONLY CLASSES. UNDER RAPID PREPAYMENT SCENARIOS, INVESTORS IN THE INTEREST ONLY CLASSES COULD FAIL TO FULLY RECOVER THEIR INVESTMENTS.

        - SLOW MORTGAGE PREPAYMENT RATES CAN INCREASE THE WEIGHTED AVERAGE LIVES AND, THUS, REDUCE THE YIELDS OF CLASSES PURCHASED AT A DISCOUNT.

        - SMALL DIFFERENCES IN THE CHARACTERISTICS OF THE MORTGAGES CAN HAVE A SIGNIFICANT EFFECT ON THE WEIGHTED AVERAGE LIVES AND YIELDS OF THE CLASSES.

        - LOW LEVELS OF THE APPLICABLE INDEX CAN REDUCE THE YIELDS OF THE FLOATING RATE CLASSES. CONVERSELY, HIGH LEVELS OF THE APPLICABLE INDEX CAN SIGNIFICANTLY REDUCE THE YIELDS OF THE INVERSE FLOATING RATE CLASSES.

        - IN GENERAL, PRINCIPAL PAYMENT RATES ON THE SUPPORT AND COMPONENT CLASSES ARE LIKELY TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE ACCRETION DIRECTED, PAC AND STRIP CLASSES.

SEE 'PREPAYMENT AND YIELD ANALYSIS' IN THIS SUPPLEMENT.

                            ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE MULTICLASS PCS AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR MULTICLASS PCS READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD.

                            ------------------------

     Investors should purchase Multiclass PCs only if they have read and understand this Supplement and the following documents:

        - Freddie Mac's Multiclass Mortgage Participation Certificates Offering Circular dated January 1, 1993 (the 'Multiclass PC Offering Circular'), which is attached to this Supplement;

        - Freddie Mac's Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992 and November 2, 1992 (collectively, the 'PC Offering Circular');

        - Freddie Mac's Giant Mortgage Participation Certificates Offering Circular dated December 23, 1991 and its Giant Mortgage Participation Certificates Offering Circular Supplement dated December 3, 1992 (together, the 'Giant PC Offering Circular'); and

        - Freddie Mac's Information Statement dated April 9, 1993 and any Information Statement Supplements published by Freddie Mac through the time of purchase (collectively, the 'Information Statement').

     This Supplement incorporates by reference the PC Offering Circular, the Giant PC Offering Circular and the Information Statement. Investors can order those documents: from Freddie Mac, by writing or calling its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/759-8160); or from the Underwriter, by writing or calling their Registration Department at 85 Broad Street, New York, New York 10004 (phone 212/902-6685).

     Investors can obtain additional information regarding the PCs and Mortgages from the sources described under 'General Information -- Additional Information' in this Supplement.

                                      S-2

                            SERIES 1504 TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION FOR QUICK REFERENCE ONLY. IT IS NOT A SUMMARY OF THE TRANSACTION. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:



                                                                             CLASS COUPON SUBJECT TO
                                                                           ----------------------------
           CLASS         INITIAL RATE             CLASS COUPON             MINIMUM RATE    MAXIMUM RATE
    -------------------  ------------    -------------------------------   ------------    ------------
    F .................     5.61%        COFI + 1.25%                         1.25%          10.0%
    FA.................     4.2875       LIBOR + 1.10%                         1.10          10.0
    FB ................     5.56         COFI + 1.20%                          1.20          10.0
    S .................    10.24333      20.41666% - (COFI X 2.333333)          0            20.41666
    SA.................    13.32916      20.76666% - (LIBOR X 2.333333)         0            20.76666
    SB ................     8.44         12.80% - COFI                         4.00          12.8


See 'Payments -- Interest' in this Supplement.

NOTIONAL CLASSES



NOTIONAL CLASS                  REDUCES WITH
---------------      -----------------------------------

      PG             PA, PB and PC (Type I PAC Classes)
      PH             PD, PE and PJ (Type I PAC Classes)


See 'Payments -- Interest -- Notional Classes' in this Supplement.

ALLOCATION OF PRINCIPAL

     - Accrual Amount to PK, PL, PM and Z, in that order

     - 1/5001 of PC Principal Amount to R and RS, pro rata

     - Remainder of PC Principal Amount to:

        1. Type I PAC Classes to their Targeted Balances (structured at 95% - 240% PSA), allocated to PA, PB, PC, PD, PE, PJ and Z, in that order

        2. Type II PAC Classes and Components to their Targeted Balances (structured at 115% - 200% PSA), allocated:

              A and B, in that order

              F-1 and S-1, pro rata

        3. FA, FB, SA and SB, pro rata, until retired

        4. E until retired

        5. F-2 and S-2, pro rata, until retired

        6. Type II PAC Classes and Components as in step 2 until retired

        7. PA, PB, PC, PD, PE, PJ, PK, PL, PM and Z, in that order, until retired

See 'Payments -- Principal' in this Supplement.

                                      S-3

WEIGHTED AVERAGE LIVES (IN YEARS)*



                                  PSA PREPAYMENT ASSUMPTION
                              ----------------------------------
                                0%    95%    170%   240%   450%
                              ------ ------ ------ ------ ------

A  ...........................   26.8   12.8    3.4    3.1    1.9
B  ...........................   27.3   15.8   11.9    5.3    2.4
E  ...........................   29.5   26.2   11.9    3.1    1.7
F and S.......................   28.9   25.2   21.8    5.4    2.2
FA, FB, SA and SB.............   28.7   21.4    3.4    1.8    1.0
PA ...........................    4.7    1.2    1.2    1.2    1.2
PB ...........................   12.0    3.0    3.0    3.0    2.8
PC ...........................   15.9    4.4    4.4    4.4    3.3
PD ...........................   18.4    5.9    5.9    5.9    3.9
PE ...........................   21.1    7.9    7.9    7.9    4.7
PJ ...........................   23.5   10.9   10.9   10.9    6.3
PK ...........................    2.6    2.6    2.6    2.6    2.6
PL ...........................    7.9    7.9    7.9    7.9    7.2
PM............................   12.1   12.1   12.1   12.1    8.4
Z  ...........................   25.7   18.1   18.1   18.1   11.6
R and RS......................   21.3   11.9    8.6    6.7    4.1

Underlying PCs................   21.3   11.9    8.6    6.7    4.1


        -----------------------
        * Determined as described under 'Prepayment and Yield Analysis' in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of many Classes and of the PCs are likely to differ from those shown, perhaps significantly.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF MAY 1, 1993)



                   APPROXIMATE
                 WEIGHTED AVERAGE      APPROXIMATE      APPROXIMATE
 APPROXIMATE      REMAINING TERM     WEIGHTED AVERAGE WEIGHTED AVERAGE
  PRINCIPAL        TO MATURITY           LOAN AGE        PER ANNUM
   BALANCE         (IN MONTHS)         (IN MONTHS)     INTEREST RATE
-------------    ----------------    ---------------- ----------------

$ 500,100,000          357                 2            7.75          %


     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages will differ from the weighted averages shown above, perhaps significantly. See 'General Information -- The Mortgages' in this Supplement.

                                                                      Annex 2(q)

                           Cover Page and Terms Sheet
                                      for

                          Offering Circular Supplement
                              dated July 27, 1993
                                       to
                               Offering Circular
                             dated January 1, 1993
                                  relating to

                     Federal Home Loan Mortgage Corporation
          Multiclass Mortgage Participation Certificates, Series 1578

OFFERING CIRCULAR SUPPLEMENT                                 (FREDDIE MAC LOGO)
(To Offering Circular Dated January 1, 1993)

                                $1,500,000,000
                              Federal Home Loan
                             Mortgage Corporation
         MULTICLASS MORTGAGE PARTICIPATION CERTIFICATES, Series 1578
                           ------------------------

    The Federal Home Loan Mortgage Corporation ("Freddie Mac") is offering its Multiclass Mortgage Participation Certificates, Series 1578 (the "Multiclass PCs"). The Multiclass PCs will consist of the various "Classes" listed below. The Classes will receive principal and interest payments, in differing proportions and at differing times, from the cash flows provided by Freddie Mac "Gold PCs" and "Gold Giant PCs" with interest rates of 7% per annum. This Supplement sometimes refers to the Gold PCs and Gold Giant PCs that will back the Multiclass PCs as the "PCs." Underlying the PCs are pools of fixed-rate, first lien, residential mortgages and mortgage participations (the "Mortgages"). See "General Information -- Structure of Transaction" in this Supplement.

    Freddie Mac guarantees to each "Holder" of a Multiclass PC (i) the timely payment of interest at the applicable "Class Coupon" and (ii) the payment of the principal amount of the Holder's Multiclass PC as described in this Supplement.

    Freddie Mac will make interest and principal payments on each monthly "Payment Date," beginning October 15, 1993, on the Classes entitled to such payments. See "Payments" in this Supplement.

    This Series will involve the creation of an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool." Elections will be made to treat both REMIC Pools as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and, for federal income tax purposes, will be the residual interests in the Upper-Tier and Lower-Tier REMIC Pools, respectively. The other Classes will be "Regular Classes" and, for federal income tax purposes, will be the regular interests in the Upper-Tier REMIC Pool. The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and in the Multiclass PC Offering Circular.

    INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED AT THE BOTTOM OF PAGE S-2.
                           ------------------------

THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE MULTICLASS PCS ARE
  OBLIGATIONS OF FREDDIE MAC ONLY. THE MULTICLASS PCS, INCLUDING ANY
    INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT
     CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR
       INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC.
       INCOME ON THE MULTICLASS PCS HAS NO EXEMPTION UNDER FEDERAL LAW
       FROM FEDERAL, STATE OR LOCAL TAXATION. THE MULTICLASS PCS ARE
        EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT
        OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF
         THE SECURITIES EXCHANGE ACT OF 1934.
                           ------------------------

                                                                                       WEIGHTED
                                                                                       AVERAGE
             ORIGINAL                                                                  LIFE AT
CLASS       PRINCIPAL      PRINCIPAL    CLASS   INTEREST   CUSIP     FINAL PAYMENT       200%
1578-       AMOUNT(1)       TYPE(2)     COUPON  TYPE(2)  NUMBER         DATE(3)         PSA(4)
---------  ------------  -------------  ------  ------  ---------  ------------------  --------

A    ....  $131,370,000      PAC I      5.00%    FIX    3133T0H23  September 15, 2005     1.5 Yrs
B    ....    28,944,000      PAC I       5.00    FIX    3133T0H31   February 15, 2007     2.4
C    ....   164,112,000      PAC I       5.50    FIX    3133T0H49   November 15, 2012     3.4
D    ....    31,227,000      PAC I       5.75    FIX    3133T0H56  September 15, 2013     4.5
E    ....   203,211,000      PAC I       6.00    FIX    3133T0H64   November 15, 2017     5.8
F    ....    29,234,800       TAC        (5)     FLT    3133T0H72  September 15, 2023     2.2
FC   ....    25,103,400       TAC        (5)     FLT    3133T0H80  September 15, 2023     2.2
FE   ....    43,876,700      PAC I       (5)     FLT    3133T0H98       July 15, 2022    10.9
FG   ....    77,525,368     PAC III      (5)     FLT    3133T0J21  September 15, 2023     3.3
FK   ....    43,989,600     PAC II       (5)     FLT    3133T0J39   December 15, 2022     3.4
G    ....   129,651,000      PAC I       6.35    FIX    3133T0J47   November 15, 2019     7.9
H    ....   151,328,000      PAC I       6.65    FIX    3133T0J54       July 15, 2022    10.9
J    ....    47,157,000      PAC I       6.90    FIX    3133T0J62    January 15, 2023    14.9
K    ....    72,213,000      PAC I       6.90    FIX    3133T0J70  September 15, 2023    20.0
L    ....    25,000,000     PAC II       7.00    FIX    3133T0J88   December 15, 2022     3.4
M    ....    49,587,000     PAC II       7.00    FIX    3133T0J96        May 15, 2023    12.5
N    ....    43,635,000     PAC II       7.00    FIX    3133T0K29  September 15, 2023    21.2
O    ....  $  6,000,000     PAC III     7.00%    FIX    3133T0K37  September 15, 2023     3.3
P    ....        20,000       TAC        7.00    FIX    3133T0K45  September 15, 2023     2.2
S    ....     5,074,326       TAC        (5)     INV    3133T0K52  September 15, 2023     2.2
SA   ....     7,454,874       TAC        (5)     INV    3133T0K60  September 15, 2023     2.2
SC   ....    10,758,600       TAC        (5)     INV    3133T0K78  September 15, 2023     2.2
SD   ....      (6)         NTL (TAC)     (5)    INV/IO  3133T0K86  September 15, 2023      --
SE   ....    22,103,300      PAC I       (5)     INV    3133T0K94       July 15, 2022    10.9
SG   ....      (6)       NTL (PAC III)   (5)    INV/IO  3133T0L28  September 15, 2023      --
SH   ....     7,293,327     PAC III      (5)     INV    3133T0L36  September 15, 2023     3.3
SJ   ....    20,394,305     PAC III      (5)     INV    3133T0L44  September 15, 2023     3.3
SK   ....     6,873,400     PAC II       (5)     INV    3133T0L51   December 15, 2022     3.4
T    ....    50,863,000     PAC II       6.00    FIX    3133T0L69   December 15, 2022     3.4
U    ....      (6)        NTL (PAC I)    7.00   FIX/IO  3133T0L77   November 15, 2017      --
V    ....      (6)        NTL (PAC I)    7.00   FIX/IO  3133T0L85  September 15, 2023      --
Z    ....    66,000,000       SUP        7.00   FIX/Z   3133T0L93  September 15, 2023    15.8
R    ....             0       NPR         0      NPR    3133T0M27  September 15, 2023      --
RS   ....             0       NPR         0      NPR    3133T0M35  September 15, 2023      --

---------------
(1) Subject to proportionate increase as described under "Increase in Size" in this Supplement.

(2) See "Description of Multiclass PCs -- Standard Definitions and Abbreviations for Classes" on pages 7-9 of the Multiclass PC Offering Circular. The type of Class with which the notional principal amount of a Notional Class will be reduced is indicated in parentheses.

(3) Determined as described under "Final Payment Dates" in this Supplement.

(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the assumed rate of 200% PSA or any other constant rate, and the actual weighted average lives of many Classes are likely to differ from those shown, perhaps significantly.

(5) The F, FC, FG, FK, S, SA, SC, SD, SG, SH, SJ and SK Classes will bear interest based on "LIBOR" and the FE and SE Classes will bear interest based on the "Ten-Year Treasury Index" as described under "Payments -- Interest" in this Supplement.

(6) The Notional Classes will not receive principal payments, will bear interest as described in this Supplement and will have original notional principal amounts of $5,123,143 (SD), $9,564,818 (SG), $115,577,250 (U) and
    approximately $24,609,707 (V). The notional principal amounts of the Notional Classes will be reduced with reductions in the principal amounts of certain PAC and TAC Classes. See "Payments -- Interest" in this Supplement.

                           ------------------------

    The Multiclass PCs are offered by Morgan Stanley & Co. Incorporated (the "Underwriter") to the public from time to time in negotiated transactions at varying prices to be determined, in each case, at the time of sale, plus accrued interest from September 1, 1993 on the Fixed Rate Classes and from September 15, 1993 on the Floating Rate and Inverse Floating Rate Classes. The Multiclass PCs are offered by the Underwriter when, as and if issued, subject to delivery by Freddie Mac and acceptance by the Underwriter, to prior sale and to withdrawal, cancellation or modification of the offer without notice. It is expected that the Regular Classes (in book-entry form) will be available for deposit at any Federal Reserve Bank, and that delivery of the Residual Classes (in certificated form) will be made at the offices of the Underwriter, on or about September 30, 1993 (the "Closing Date").
                           ------------------------
                              MORGAN STANLEY & CO.
                                  Incorporated
July 27, 1993

     MULTICLASS PCS ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE MULTICLASS PCS OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD AND LIQUIDITY RISKS ASSOCIATED WITH THAT CLASS.
                           ------------------------

     THE YIELD OF EACH CLASS WILL DEPEND UPON ITS PURCHASE PRICE, ITS SENSITIVITY TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGES, THE ACTUAL CHARACTERISTICS OF THE MORTGAGES AND, IN THE CASE OF EACH FLOATING RATE OR INVERSE FLOATING RATE CLASS, ITS SENSITIVITY TO THE LEVEL OF LIBOR OR THE TEN-YEAR TREASURY INDEX (EACH, AN "INDEX"). THE MORTGAGES ARE SUBJECT TO PREPAYMENT AT ANY TIME WITHOUT PENALTY. MORTGAGE PREPAYMENT RATES ARE LIKELY TO FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME, AS IS THE LEVEL OF EACH INDEX. INVESTORS SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING:

        . FAST MORTGAGE PREPAYMENT RATES CAN REDUCE THE YIELDS OF CLASSES
          PURCHASED AT A PREMIUM, ESPECIALLY THE SD, SG, U AND V CLASSES, WHICH ARE INTEREST ONLY CLASSES, AND THE SK CLASS. UNDER CERTAIN PREPAYMENT SCENARIOS, INVESTORS IN THE INTEREST ONLY AND SK CLASSES COULD FAIL TO FULLY RECOVER THEIR INVESTMENTS.

        . SLOW MORTGAGE PREPAYMENT RATES CAN INCREASE THE WEIGHTED AVERAGE
          LIVES AND, THUS, REDUCE THE YIELDS OF CLASSES PURCHASED AT A
          DISCOUNT.

        . SMALL DIFFERENCES IN THE CHARACTERISTICS OF THE MORTGAGES CAN HAVE A
          SIGNIFICANT EFFECT ON THE WEIGHTED AVERAGE LIVES AND YIELDS OF THE CLASSES.

        . LOW LEVELS OF THE APPLICABLE INDEX CAN REDUCE THE YIELDS OF THE
          FLOATING RATE CLASSES. CONVERSELY, HIGH LEVELS OF THE APPLICABLE INDEX CAN SIGNIFICANTLY REDUCE THE YIELDS OF THE INVERSE FLOATING RATE CLASSES AND (ESPECIALLY IN COMBINATION WITH FAST MORTGAGE PREPAYMENT RATES) MAY RESULT IN THE FAILURE OF INVESTORS IN THE SD, SG AND SK CLASSES TO FULLY RECOVER THEIR INVESTMENTS.

        . IN GENERAL, PRINCIPAL PAYMENT RATES ON THE SUPPORT CLASSES ARE LIKELY
          TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE PAC AND TAC CLASSES.

        . IN GENERAL, PRINCIPAL PAYMENT RATES ON THE TAC CLASSES ARE LIKELY TO
          EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE PAC CLASSES.

SEE "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.
                           ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE MULTICLASS PCS AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR MULTICLASS PCS READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD.
                           ------------------------

     Investors should purchase Multiclass PCs only if they have read and understand this Supplement and the following documents:

        . Freddie Mac's Multiclass Mortgage Participation Certificates
          Offering Circular dated January 1, 1993 (the "Multiclass PC Offering Circular"), which is attached to this Supplement;

        . Freddie Mac's Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992, November 2, 1992, April 30, 1993 and August 17, 1993 (collectively, the "PC Offering Circular");

        . Freddie Mac's Giant Mortgage Participation Certificates Offering
          Circular dated December 23, 1991 and its Giant Mortgage
          Participation Certificates Offering Circular Supplement dated December 3, 1992 (together, the "Giant PC Offering Circular"); and

        . Freddie Mac's Information Statement dated April 9, 1993, its
          Information Statement Supplements dated April 30, 1993 and August 2, 1993 and any other Information Statement Supplements published by Freddie Mac through the time of purchase (collectively, the "Information Statement").

     This Supplement incorporates by reference the PC Offering Circular, the Giant PC Offering Circular and the Information Statement. Investors can order those documents: from Freddie Mac, by writing or calling its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/759-8160); or from the Underwriter, by writing or calling its Prospectus Department at 1251 Avenue of the Americas, New York, New York 10020 (phone 212/703-7630).

     Investors can obtain additional information regarding the PCs and Mortgages from the sources described under "General Information -- Additional Information" in this Supplement.

                           SERIES 1578 TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION FOR QUICK REFERENCE ONLY. IT IS NOT A SUMMARY OF THE TRANSACTION. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:


                                                                                                       CLASS COUPON SUBJECT TO
                                                                                                    -----------------------------
CLASS                   INITIAL RATE                           CLASS COUPON                         MINIMUM RATE    MAXIMUM RATE
--------------------  ----------------  ----------------------------------------------------------  -------------  --------------
F and FC............    4.0375%         LIBOR + 0.85%                                                  0.85%         10.0%
FE         .........    5.06            Ten-Year Treasury Index - 0.7%                                          0    10.0
FG         .........    4.0875          LIBOR + 0.9%                                                   0.9            9.5
FK         .........    3.6375          LIBOR + 0.45%                                                  0.45           9.25
S          .........    9.50617284      52.71604939% - (LIBOR x 5.761316873)                                    0     9.50617284
SA         .........   16.9117647014    29.4117647% - (LIBOR x 3.921568627)                                    0     29.4117647
SC         .........   11.07321428      16.99285714% - (LIBOR x 1.857142857)                                   0     16.99285714
SD         .........    5.9625          9.15% - LIBOR                                                          0      9.15
SE         .........    9.80626866      21.24029851% - (Ten-Year Treasury Index x 1.985074626)                 0     19.85074627
SG         .........    5.4125          8.6% - LIBOR                                                           0      8.6
SH         .........   10.25            80.13636263% - (LIBOR x 9.318181684)                                   0     10.25
SJ         .........   14.370672        24.99247372% - (LIBOR x 3.332329931)                                   0     24.99247372
SK         .........   35.9198984486    56.31982425% - (LIBOR x 6.399976722)                           0.000029      56.31982425

See "Payments -- Interest" in this Supplement.

NOTIONAL CLASSES

NOTIONAL CLASS                     REDUCES WITH
--------------  ---------------------------------------------------
    SD          FC (TAC Class)
    SG          FG (Type III PAC Class)
    U           A, B, C, D and E (Type I PAC Classes)
    V           FE, G, H, J, K and SE (Type I PAC Classes)

See "Payments -- Interest -- Notional Classes" in this Supplement.

ALLOCATION OF PRINCIPAL

     1. Beginning March 15, 1994, Type I PAC Classes to their Targeted Balances (structured at 95% - 275% PSA), allocated:

          A, B, C, D, E and G, in that order

          FE, H and SE, pro rata

          J and K, in that order

     2. Type II PAC Classes to their Targeted Balances (structured at 125% - 230% PSA), allocated:

          FK, L, SK and T, pro rata

          M and N, in that order

     3. Type III PAC Classes (FG, O, SH and SJ), pro rata, to their Targeted Balances (structured at 160% - 230% PSA)

     4. TAC Classes (F, FC, P, S, SA and SC), pro rata, to their Targeted Balances (to be structured at 200% PSA)

     5. Z until retired

     6. TAC Classes as in step 4 until retired

     7. Type III PAC Classes as in step 3 until retired

     8. Type II PAC Classes as in step 2 until retired

     9. Type I PAC Classes as in step 1 until retired

See "Payments -- Principal" in this Supplement.

WEIGHTED AVERAGE LIVES (IN YEARS)*

                                     PSA PREPAYMENT ASSUMPTION
                                 ---------------------------------
                                  0%     95%   200%   275%   500%
                                 -----  -----  -----  -----  -----
A ..............................   4.2   1.5    1.5    1.5    1.5
B ..............................   7.9   2.4    2.4    2.4    2.4
C ..............................  11.0   3.4    3.4    3.4    2.9
D ..............................  13.5   4.5    4.5    4.5    3.3
E ..............................  15.9   5.8    5.8    5.8    3.8
F, FC, P, S, SA and SC.........   26.4  18.4    2.2    2.0    1.2
FE, H and SE...................   20.9  10.9   10.9   10.9    6.4
FG, O, SH and SJ...............   25.6  16.0    3.3    2.6    1.6
FK, L, SK and T................   22.8  10.3    3.4    2.8    1.7
G ..............................  18.7   7.9    7.9    7.9    4.7
J ..............................  22.4  14.9   14.9   14.9    8.6
K ..............................  23.4  20.0   20.0   20.0   11.9
M ..............................  24.6  14.2   12.5    5.0    2.4
N ..............................  25.4  21.2   21.2    6.3    2.6
Z ..............................  28.4  24.4   15.8    1.5    0.6

Underlying PCs.................   21.3  11.9    7.7    6.1    3.8

        -------------------------------

        * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of many Classes and of the PCs are likely to differ from those shown, perhaps significantly.

ASSUMED MORTGAGE CHARACTERISTICS (AS OF SEPTEMBER 1, 1993)


                          APPROXIMATE
                       WEIGHTED AVERAGE            APPROXIMATE            APPROXIMATE
                        REMAINING TERM          WEIGHTED AVERAGE       WEIGHTED AVERAGE
   APPROXIMATE            TO MATURITY               LOAN AGE               PER ANNUM
PRINCIPAL BALANCE         (IN MONTHS)              (IN MONTHS)           INTEREST RATE
------------------  -----------------------  -----------------------  -------------------
$      300,000,000                      359                        0                 7.65%
       600,000,000                      358                        1                 7.65
       300,000,000                      357                        2                 7.65
       300,000,000                      356                        3                 7.65
------------------
$    1,500,000,000                      358*                       1*
------------------
------------------

         ---------------------------------

         * Weighted average by principal balance.

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages will differ from the weighted averages shown above, perhaps significantly. See "General Information -- The Mortgages" in this Supplement.

                                                                     Annex 2(r)

                           Cover Page and Terms Sheet
                                      for

                          Offering Circular Supplement
                             dated August 10, 1993
                                       to
                               Offering Circular
                              dated August 1, 1993
                                  relating to

                     Federal Home Loan Mortgage Corporation
          Multiclass Mortgage Participation Certificates, Series 1585


                                                                 -------------
OFFERING CIRCULAR SUPPLEMENT
(TO OFFERING CIRCULAR DATED AUGUST 1, 1993)
                                                                       Freddie
                                                                           Mac
$651,000,000
                                                                 -------------
                                                                 -------------
                                                                 -------------
                                                                 -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
MULTICLASS MORTGAGE PARTICIPATION CERTIFICATES, SERIES 1585

    The Federal Home Loan Mortgage Corporation ("Freddie Mac") is offering its Multiclass Mortgage Participation Certificates of the above Series (the "Multiclass PCs"). The Multiclass PCs will consist of the various "Classes" listed below. The Classes will receive principal and interest payments, in differing proportions and at differing times, from the cash flows provided by Freddie Mac "Gold PCs" and "Gold Giant PCs" with interest rates of 6.5% per annum (the "PCs"). Underlying the PCs are pools of fixed-rate, first lien, residential mortgages and mortgage participations (the "Mortgages"). See "General Information -- Structure of Transaction" in this Supplement.

    Freddie Mac guarantees to each "Holder" of a Multiclass PC (i) the timely payment of interest at the applicable "Class Coupon" and (ii) the payment of the principal amount of the Holder's Multiclass PC as described in this Supplement.

    Freddie Mac will make interest and principal payments on each monthly "Payment Date," beginning October 15, 1993, on the Classes entitled to such payments. See "Payments" in this Supplement.

    This Series will involve the creation of an "Upper-Tier REMIC Pool" and a "Lower-Tier REMIC Pool." Elections will be made to treat both REMIC Pools as "real estate mortgage investment conduits" ("REMICs") pursuant to the Internal Revenue Code. The R and RS Classes will be "Residual Classes" and the other Classes will be "Regular Classes." The Residual Classes will be subject to transfer restrictions. See "Certain Federal Income Tax Consequences" in this Supplement and in the Multiclass PC Offering Circular.

    INVESTORS SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE DOCUMENTS LISTED AT THE BOTTOM OF PAGE S-2.

    THE OBLIGATIONS OF FREDDIE MAC UNDER ITS GUARANTEES OF THE MULTICLASS PCS ARE OBLIGATIONS OF FREDDIE MAC ONLY. THE MULTICLASS PCS, INCLUDING ANY INTEREST THEREON, ARE NOT GUARANTEED BY THE UNITED STATES AND DO NOT CONSTITUTE DEBTS OR OBLIGATIONS OF THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OTHER THAN FREDDIE MAC. INCOME ON THE MULTICLASS PCS HAS NO EXEMPTION UNDER FEDERAL LAW FROM FEDERAL, STATE OR LOCAL TAXATION. THE MULTICLASS PCS ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ARE "EXEMPTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES EXCHANGE ACT OF 1934.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                                                                                                         WEIGHTED
                                 PRINCIPAL                                                                               AVERAGE
                      ORIGINAL      OR                                                                                   LIFE AT
                      PRINCIPAL    OTHER       CLASS     INTEREST                CUSIP               FINAL PAYMENT         185%
CLASS                 AMOUNT (1) TYPE (2)     COUPON     TYPE (2)               NUMBER                  DATE (3)         PSA (4)
--------------------  ---------  ---------  -----------  ---------  -------------------------------  --------------     ----------
A          .........  $18,081,983   PAC        4.00%        FIX               3133T0S88              August 15, 2002      1.1Yrs
B          .........  22,064,825    PAC        4.25         FIX               3133T0S96              February 15, 2008    2.5
C          .........  14,973,663    PAC        4.50         FIX               3133T0T20              August 15, 2010      3.5
D          .........  28,785,847    PAC        5.50         FIX               3133T0T38              June 15, 2013        4.5
E          .........  43,237,158    PAC        5.75         FIX               3133T0T46              June 15, 2016        6.0
F          .........  52,490,824    PAC        6.00         FIX               3133T0T53              January 15, 2019     8.0
G          .........  71,394,832    PAC        6.00         FIX               3133T0T61              October 15, 2010    11.0
H          .........  123,977,338   PAC        (5)          FLT               3133T0T79              October 15, 2021     4.9
I          .........  123,977,338 NTL(PAC)     (5)        INV/IO              3133T0T87              October 15, 2021      --
J          .........  40,319,330    PAC        6.50         FIX               3133T0T95              October 15, 2022    15.0
K          .........  39,428,215    PAC        6.50         FIX               3133T0U28              September 15, 2023  21.1
L          .........  10,000,000    SCH        6.50         FIX               3133T0U36              July 15, 2023        3.5
LA         .........  34,561,404  CPT/SCH      6.15         FIX               3133T0U44              September 15, 2023   3.9
LB         .........  $4,838,596  CPT/SCH      (5)          FLT               3133T0U51              September 15, 2023   3.9 Yrs
LC         .........  4,838,596  NTL(SCH)      (5)        INV/IO              3133T0U69              September 15, 2023    --
MA         .........  15,860,778    SCH        (5)          FLT               3133T0U77              September 15, 2023   3.5
MB         .........  4,307,341     SCH        (5)          INV               3133T0U85              September 15, 2023   3.5
MC         .........  1,792,959     SCH        (5)          INV               3133T0U93              September 15, 2023   3.5
NA         .........  30,150,256  CPT/SCH      (5)          FLT               3133T0V27              September 15, 2023   2.9
NB         .........  11,596,253  CPT/SCH      (5)          INV               3133T0V35              September 15, 2023   2.9
O          .........  40,029,599    SUP        (5)        FLT/DLY             3133T0V43              September 15, 2023  13.4
PH         .........  4,639,783     SUP        (5)        INV/DLY             3133T0V50              September 15, 2023  13.4
PL         .........  26,000,000    SUP        (5)        INV/DLY             3133T0V68              September 15, 2023  13.4
PM         .........  12,469,016    SUP        (5)        INV/DLY             3133T0V76              September 15, 2023  13.4
R          .........          0     NPR       0.00          NPR               3133T0V84              September 15, 2023    --
RS         .........          0     NPR       0.00          NPR               3133T0V92              September 15, 2023    --


------------------------------------------------------------------------------
------------------------------------------------------------------------------

(1) Subject to proportionate increase as described under "Increase in Size" in this Supplement. The amount shown for a Notional Class is its original notional principal amount and does not represent principal that will be paid; see "Payments -- Interest" in this Supplement.

(2) See "Description of Multiclass PCs -- Standard Definitions and Abbreviations for Classes" in the Multiclass PC Offering Circular. The type of Class with which the notional principal amount of a Notional Class will be reduced is indicated in parentheses.

(3) See "Final Payment Dates" in this Supplement.

(4) Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at the assumed rate of 185% PSA or any other constant rate, and the actual weighted average lives of any or all of the Classes are likely to differ from those shown, perhaps significantly.

(5) The Floating Rate and Inverse Floating Rate Classes will bear interest as described under "Terms Sheet -- Class Coupons" in this Supplement.

    The Multiclass PCs are offered by Kidder, Peabody & Co. Incorporated (the "Underwriter") from time to time in negotiated transactions at varying prices to be determined at the time of sale, plus accrued interest from September 1, 1993 on the Fixed Rate and Delay Classes and from September 15, 1993 on the Floating Rate and Inverse Floating Rate Classes other than the Delay Classes (the "Non-Delay Classes"). The Multiclass PCs are offered by the Underwriter when, as and if issued, subject to delivery by Freddie Mac and acceptance by the Underwriter, to prior sale and to withdrawal, cancellation or modification of the offer without notice. It is expected that the Regular Classes (in book-entry form) will be available for deposit at any Federal Reserve Bank, and that delivery of the Residual Classes (in certificated form) will be made at the offices of the Underwriter, New York, New York, on or about September 30, 1993 (the "Closing Date").

                            KIDDER, PEABODY & CO.
                                  INCORPORATED
              OFFERING CIRCULAR SUPPLEMENT DATED AUGUST 10, 1993
      PAGE 2

     MULTICLASS PCS ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, NO INVESTOR SHOULD PURCHASE MULTICLASS PCS OF ANY CLASS UNLESS THE INVESTOR UNDERSTANDS AND IS ABLE TO BEAR THE PREPAYMENT, YIELD AND LIQUIDITY RISKS ASSOCIATED WITH THAT CLASS.
                           ------------------------

     THE YIELD OF EACH CLASS WILL DEPEND UPON ITS PURCHASE PRICE, ITS SENSITIVITY TO THE RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGES AND THE ACTUAL CHARACTERISTICS OF THE MORTGAGES. IN ADDITION, THE YIELD OF EACH FLOATING RATE OR INVERSE FLOATING RATE CLASS WILL DEPEND UPON ITS SENSITIVITY TO THE LEVEL OF LIBOR OR COFI (EACH, AN "INDEX"). THE MORTGAGES ARE SUBJECT TO PREPAYMENT AT ANY TIME WITHOUT PENALTY. MORTGAGE PREPAYMENT RATES ARE LIKELY TO FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME, AS IS THE LEVEL OF EITHER INDEX. INVESTORS SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING:

        . FAST MORTGAGE PREPAYMENT RATES CAN REDUCE THE YIELDS OF THE INTEREST
          ONLY CLASSES AND OF ANY OTHER CLASSES PURCHASED AT A PREMIUM OVER THEIR PRINCIPAL AMOUNTS. UNDER SOME PREPAYMENT SCENARIOS, INVESTORS IN THE INTEREST ONLY CLASSES COULD FAIL TO FULLY RECOVER THEIR INVESTMENTS.

        . SLOW MORTGAGE PREPAYMENT RATES CAN REDUCE THE YIELDS OF CLASSES
          PURCHASED AT A DISCOUNT TO THEIR PRINCIPAL AMOUNTS.

        . SMALL DIFFERENCES IN THE CHARACTERISTICS OF THE MORTGAGES CAN HAVE A
          SIGNIFICANT EFFECT ON THE WEIGHTED AVERAGE LIVES AND YIELDS OF THE CLASSES.

        . LOW LEVELS OF THE APPLICABLE INDEX CAN REDUCE THE YIELDS OF THE
          FLOATING RATE CLASSES. CONVERSELY, HIGH LEVELS OF THE APPLICABLE INDEX CAN SIGNIFICANTLY REDUCE THE YIELDS OF THE INVERSE FLOATING RATE CLASSES AND (ESPECIALLY IN COMBINATION WITH FAST MORTGAGE PREPAYMENT RATES) MAY RESULT IN THE FAILURE OF INVESTORS IN THE I AND LC CLASSES TO FULLY RECOVER THEIR INVESTMENTS.

        . IN GENERAL, PRINCIPAL PAYMENT RATES ON THE SUPPORT CLASSES ARE LIKELY
          TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE PAC AND SCHEDULED CLASSES.

        . IN GENERAL, PRINCIPAL PAYMENT RATES ON THE SCHEDULED CLASSES ARE
          LIKELY TO EXHIBIT A HIGHER SENSITIVITY TO MORTGAGE PREPAYMENTS THAN ARE PRINCIPAL PAYMENT RATES ON THE PAC CLASSES.

SEE "PREPAYMENT AND YIELD ANALYSIS" IN THIS SUPPLEMENT.
                           ------------------------

     THE UNDERWRITER INTENDS TO MAKE A MARKET FOR THE PURCHASE AND SALE OF THE MULTICLASS PCS AFTER THEIR INITIAL ISSUANCE BUT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT SUCH A SECONDARY MARKET WILL DEVELOP OR, IF IT DEVELOPS, THAT IT WILL CONTINUE. CONSEQUENTLY, INVESTORS MAY NOT BE ABLE TO SELL THEIR MULTICLASS PCS READILY OR AT PRICES THAT WILL ENABLE THEM TO REALIZE THEIR DESIRED YIELD.
                           ------------------------

     Investors should purchase Multiclass PCs only if they have read and understand this Supplement and the following documents:

        . Freddie Mac's Multiclass Mortgage Participation Certificates
          Offering Circular dated August 1, 1993 (the "Multiclass PC Offering Circular"), which is attached to this Supplement;

        . Freddie Mac's Mortgage Participation Certificates Offering Circular dated June 30, 1992 and its Mortgage Participation Certificates Offering Circular Supplements dated August 3, 1992, November 2, 1992, April 30, 1993 and August 17, 1993 (collectively, the "PC Offering Circular");

        . Freddie Mac's Giant Mortgage Participation Certificates Offering
          Circular dated December 23, 1991 and its Giant Mortgage
          Participation Certificates Offering Circular Supplement dated December 3, 1992 (together, the "Giant PC Offering Circular"); and

        . Freddie Mac's Information Statement dated April 9, 1993, its
          Information Statement Supplements dated April 30, 1993 and August 2, 1993 and any other Information Statement Supplements published by Freddie Mac through the time of purchase (collectively, the "Information Statement").

     This Supplement incorporates by reference the PC Offering Circular, the Giant PC Offering Circular and the Information Statement. Investors can order those documents: from Freddie Mac, by writing or calling its Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, phone 800/336-FMPC; within Washington, D.C. metropolitan area, phone 703/759-8160); or from the Underwriter, by writing or calling its Prospectus Department at 60 Broad Street, 6th Floor, New York, New York 10004 (phone 212/656-1584).

     Investors can obtain additional information regarding the PCs and Mortgages from the sources described under "General Information -- Additional Information" in this Supplement.

                                     S-2
      PAGE 3

                                 TERMS SHEET

     THIS TERMS SHEET CONTAINS SELECTED INFORMATION FOR QUICK REFERENCE ONLY. IT IS NOT A SUMMARY OF THE TRANSACTION. INVESTORS SHOULD REFER TO THE REMAINDER OF THIS SUPPLEMENT FOR FURTHER INFORMATION.

CLASS COUPONS

     The Fixed Rate Classes will bear interest at the Class Coupons shown on the cover page of this Supplement.

     The Floating Rate and Inverse Floating Rate Classes will bear interest as follows:

                                                                                         CLASS COUPON SUBJECT TO
                         INITIAL                                                    ---------------------------------
CLASS                    RATE(1)                     CLASS COUPON                     MINIMUM RATE      MAXIMUM RATE
--------------------  -------------  ---------------------------------------------  -----------------  --------------
H          .........     3.575%      LIBOR +0.45%                                           0.45%          8.5%
I          .........     4.925       8.05% - LIBOR                                          0              8.05
LB         .........     3.6875      LIBOR + 0.5%                                           0.5            9.0
LC         .........     5.3125      8.5% - LIBOR                                           0              8.5
MA         .........     3.825       LIBOR + 0.7%                                           0.7            9.0
MB         .........    14.268776    25.77586% - (LIBOR x 3.6822666)                        0             25.77586
MC         .........    11.5         73.42302% - (LIBOR x 8.8461465)                        0             11.5
NA         .........     4.85        COFI + 0.8%                                            0.8            9.0
NB         .........    10.79        21.319999% - (COFI x 2.6)                              0             21.319999
O(2)       .........     0           (LIBOR x 4.2) - 13.8%                                  0             13.5
PH(2)      .........    15.5         31.34445516% - (LIBOR x 4.8222387)                     0             15.5
PL(2)      .........    11.53571     23.32777772% - (LIBOR x 3.58888888)                    0             11.53571
PM(2)      .........    13.517855    27.33611644% - (LIBOR x 4.20556335)                    0             13.517855

    -------------------

    (1) Initial Rate will be in effect during first "Accrual Period;" Class Coupon will adjust monthly thereafter.

    (2) Delay Class.

See "Payments -- Interest" in this Supplement and "Description of Multiclass PCs -- Interest Rate Indices" in the Multiclass PC Offering Circular.

NOTIONAL CLASSES

        NOTIONAL CLASS           REDUCES WITH
        --------------  -------------------------------
            I           H (PAC Class)
            LC          LB (Scheduled Class)

See "Payments -- Interest -- Notional Classes" in this Supplement.

COMPONENTS

                                       ORIGINAL        PRINCIPAL
DESIGNATION                        PRINCIPAL AMOUNT      TYPE*
---------------------------------  -----------------  -----------
LA-1       ......................   $     31,468,422  SCH
LA-2       ......................          3,092,982  SCH
                                   -----------------
                                    $     34,561,404
                                   -----------------
                                   -----------------
LB-1       ......................   $      4,405,579  SCH
LB-2       ......................            433,017  SCH
                                   -----------------
                                    $      4,838,596
                                   -----------------
                                   -----------------
NA-1       ......................   $     26,189,752  TAC
NA-2       ......................          3,960,504  SCH
                                   -----------------
                                    $     30,150,256
                                   -----------------
                                   -----------------
NB-1       ......................   $     10,072,982  TAC
NB-2       ......................          1,523,271  SCH
                                   -----------------
                                    $     11,596,253
                                   -----------------
                                   -----------------

       -----------------------------
       * See "Description of Multiclass PCs -- Standard Definitions and Abbreviations for Classes" in the Multiclass PC Offering
         Circular.

See "Payments -- Principal -- Component Classes" in this Supplement.

                                     S-3
      PAGE 4

ALLOCATION OF PRINCIPAL

     1. PAC Classes to their Targeted Balances (structured at 90% - 235% PSA), allocated:

  44.4444451664%:  A                          55.5555548336%:  H
  47.0588242579%:  B                          52.9411757421%:  H
  50.0000007310%:  C                          49.9999992690%:  H
  66.6666673164%:  D                          33.3333326836%:  H
  72.7272733072%:  E                          27.2727266928%:  H
  80.0000004678%:  F and G, in that order     19.9999995322%:  H
            100%:  J and K, in that order

     2. Scheduled Class and Components (L, LA-1, LA-2, LB-1, LB-2, NA-2 and NB-2) to their Targeted Balances (structured at 120% - 200% PSA), allocated:

                L, LA-1 and LB-1, pro rata

                LA-2, LB-2, NA-2 and NB-2, pro rata

     3. Scheduled Classes (MA, MB and MC), pro rata, to their Targeted Balances (structured at 135% - 200% PSA)

     4. TAC Components (NA-1 and NB-1), pro rata, to their Targeted Balances (structured at 185% PSA)

     5. O, PH, PL and PM, pro rata, until retired

     6. NA-1 and NB-1, pro rata, until retired

     7. MA, MB and MC, pro rata, until retired

     8. L, LA-1, LB-1, LA-2, LB-2, NA-2 and NB-2 as in step 2 until retired

     9. PAC Classes as in step 1 until retired

See "Payments -- Principal" in this Supplement.

WEIGHTED AVERAGE LIVES (IN YEARS)*

                                                                           PSA PREPAYMENT ASSUMPTION
                                                                           --------------------------------------------
                                                                             0%          90%         185%         235%
                                                                           ------  -----------  -----------  -----------
A          ..........................................................        3.8          1.1          1.1          1.1
B          ..........................................................        9.5          2.5          2.5          2.5
C          ..........................................................       12.8          3.5          3.5          3.5
D          ..........................................................       15.3          4.5          4.5          4.5
E          ..........................................................       18.0          6.0          6.0          6.0
F          ..........................................................       20.6          8.0          8.0          8.0
G          ..........................................................       23.1         11.0         11.0         11.0
H          ..........................................................       13.8          4.9          4.9          4.9
J          ..........................................................       24.9         15.0         15.0         15.0
K          ..........................................................       26.0         21.1         21.1         21.1
L          ..........................................................       26.8         13.8          3.5          3.5
LA and LB............................................................       26.8         14.1          3.9          3.9
MA, MB and MC........................................................       27.7         18.1          3.5          3.5
NA and NB............................................................       28.1         20.1          2.9          2.8
O, PH, PL and PM.....................................................
                                                                            29.3         25.9         13.4          3.6

Underlying PCs.......................................................       21.0         12.0          8.1          6.8

     -------------------------
     * Determined as described under "Prepayment and Yield Analysis" in this Supplement, and subject to the assumptions and qualifications in that section. Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of any or all of the Classes and of the PCs are likely to differ from those shown, perhaps significantly.

                                     S-4
      PAGE 5

ASSUMED MORTGAGE CHARACTERISTICS (AS OF SEPTEMBER 1, 1993)

                    REMAINING TERM
   PRINCIPAL          TO MATURITY          LOAN AGE           PER ANNUM
    BALANCE           (IN MONTHS)         (IN MONTHS)       INTEREST RATE
----------------  -------------------  -----------------  -----------------
$    162,750,000                  360                  0               %7.1
     260,400,000                  358                  1                7.1
     130,200,000                  357                  2                7.1
      97,650,000                  354                  4                7.1
----------------
$    651,000,000                * 358               *  1
----------------
----------------

     -------------------------

     * Weighted average by principal balance.

     The actual remaining terms to maturity, loan ages and interest rates of most of the Mortgages will differ from those shown above, perhaps significantly. See "General Information -- The Mortgages" in this Supplement.

PROSPECTUS
                      FINANCIAL ASSET SECURITIZATION, INC.
                                    (SELLER)
                       MORTGAGE PARTICIPATION SECURITIES
                              (ISSUABLE IN SERIES)

     The Mortgage Participation Securities (the "Securities") offered hereby and by the related Prospectus Supplements will be offered from time to time in Series. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Glossary. This Prospectus may not be used to consummate sales of Securities of any Series unless accompanied by a Prospectus Supplement for that Series.
     The Securities of each Series may include one or more Classes and will evidence beneficial ownership interests in a segregated pool of Mortgage Assets, or beneficial interests therein, and certain other assets described herein assigned to a trust or trusts (collectively, a "Trust"). A Series may include one or more Classes of Securities entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions, derived from the related Trust. A Series may also include one or more Classes of Securities entitled to distributions derived from specified portions of the Mortgage Assets in the related Trust. The rights of holders of Securities of one or more Classes of a Series to receive distributions may be subordinated to the rights of holders of other Classes of that Series. The Prospectus Supplement or Supplements relating to a Series of Securities will set forth, among other things, the following information if applicable to such Series: (1) the respective allocations and order of application of principal and interest distributions on the Mortgage Assets in the related Trust to the respective Classes of such Securities; (2) certain information as to the nature of the Mortgage Assets and any other assets assigned or pledged to the Trust underlying such Securities; (3) the dates periodic distributions will be made to Securityholders; (4) the Final Scheduled Distribution Dates and authorized denominations of such Securities; (5) the optional termination features pertaining to such Securities; (6) certain information regarding subordination of rights to distributions of any Class of such Securities to the rights of other Classes; and (7) additional information with respect to the plan of distribution of such Securities.
     Financial Asset Securitization, Inc. (the "Seller") will assign and transfer the Mortgage Assets and other assets to the Trust for each Series of Securities. The Mortgage Assets will consist of one or more of the following:
(1) Mortgage Pass-Through Certificates guaranteed by the Government National Mortgage Association ("GNMA Certificates"), (2) Mortgage Participation Certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC Certificates"), (3) Guaranteed Mortgage Pass-Through Certificates issued by the Federal National Mortgage Association ("FNMA Certificates"), (4) certain other mortgage pass-through certificates or mortgage-collateralized obligations, including those representing interests in pools of multifamily residential mortgage loans (with GNMA, FNMA and FHLMC Certificates, the "Mortgage Certificates"), (5) residential mortgage loans secured by property consisting of single family (one- to four-family) attached or detached residential housing or multifamily residential rental properties or cooperatively owned properties consisting of five or more attached or detached dwelling units ("Mortgage Loans"), (6) retail installment sales contracts ("Contracts") secured by liens on units of manufactured housing ("Manufactured Homes"), and (7) certain other assets evidencing interests in loans secured by residential property. Mortgage Loans that are Cooperative Loans will be secured by assignments of shares and a proprietary lease or occupancy agreement on a cooperative apartment. The Seller also may transfer or assign to the Trust for a Series of Securities certain Reserve Funds and other funds or accounts, Insurance Policies, Servicing Agreements, additional Mortgage Assets and other instruments as described herein and in the related Prospectus Supplement. The Mortgage Assets and other assets in the Trust will be held for the benefit of the Securityholders of the related Series pursuant to a Trust Agreement as more fully described herein. The only obligations of the Seller with respect to a Series of Securities will be pursuant to certain limited representations and warranties.
     An election may be made to treat certain Trusts or the related assets as real estate mortgage investment conduits ("REMICs"). See "Certain Federal Income Tax Consequences." A Series of Securities for which a REMIC election has been made will include one or more Classes of regular interests in each REMIC ("REMIC Regular Securities") and will include one Class of residual interest in each REMIC ("Residual Securities").
     ALTHOUGH PAYMENT OF PRINCIPAL AND INTEREST ON THE MORTGAGE CERTIFICATES, IF ANY, ASSIGNED TO THE TRUST FOR A SERIES OF SECURITIES IS GUARANTEED BY GNMA, FNMA OR FHLMC, THE SECURITIES DO NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN THE SELLER OR ANY AFFILIATE THEREOF AND ARE NOT GUARANTEED OR INSURED BY GNMA, FNMA, FHLMC, THE SELLER OR ANY OF ITS AFFILIATES, OR ANY OTHER PERSON.
     SEE "RISK FACTORS" BEGINNING ON PAGE 9 HEREOF FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BEFORE PURCHASING THE SECURITIES OF ANY SERIES.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
        ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                The date of this Prospectus is October 28, 1997.

                             ADDITIONAL INFORMATION

     The Seller is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Seller with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the Commission maintains a public access site on the internet through the "world wide web" at which any electronic filings, reports, information statements and other information regarding the Seller may be viewed. The internet address of the Commission's site is http://www.sec.gov.

     The Prospectus does not contain all the information set forth in the Registration Statements (of which this Prospectus is a part) and exhibits relating thereto which the Seller has filed with the Commission in Washington, D.C. Copies of the information and the exhibits are on file at the offices of the Commission and may be obtained, upon payment of the fee prescribed by the Commission, or may be examined without charge at the offices of the Commission. Copies of the Trust Agreement for a Series will be provided to each person to whom a Prospectus is delivered upon written or oral request, provided that such request is made to Financial Asset Securitization, Inc., 901 East Byrd Street, Richmond, Virginia 23219 (telephone (804) 344-6575), Attn: Secretary.

     Copies of FHLMC's most recent Offering Circular for FHLMC Certificates, FHLMC's most recent Information Statement and any subsequent information statement, any supplement to any information statement relating to FHLMC and any quarterly report made available by FHLMC after December 31, 1983 can be obtained by writing or calling the Investor Relations Department of FHLMC at Post Office Box 4112, Reston, Virginia 22090 (outside Washington, D.C. metropolitan area, telephone 800-424-5401, ext. 3725; within Washington, D.C. metropolitan area, telephone 703-903-3725). The Seller did not participate in the preparation of FHLMC's Offering Circular, Information Statement or any supplement and, accordingly, makes no representation as to the accuracy or completeness of the information set forth therein.

     Copies of FNMA's most recent Prospectus for FNMA Certificates and FNMA's annual report and quarterly financial statements, as well as other financial information, are available from the Director of Investor Relations, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (202-752-7115). The Seller did not participate in the preparation of FNMA's Prospectus and, accordingly, makes no representations as to the accuracy or completeness of the information set forth therein.

     The Seller is not obligated with respect to the Securities. Accordingly, the Seller has determined that financial statements of the Seller are not material to the offering made hereby.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Seller's Registration Statement on Form 10 heretofore filed by the Seller with the Commission is incorporated by reference in this Prospectus.

     All documents filed by the Seller pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this Prospectus and prior to the termination of the offering of the Securities hereunder shall be deemed to be incorporated into and made a part of this Prospectus from the date of filing of such documents.

     The Seller hereby undertakes to provide a copy of any and all information that has been incorporated by reference into the Registration Statements (not including exhibits to the information so incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Registration Statements incorporate) upon written or oral request of any person, without charge to such person, provided that such request is made to Financial Asset Securitization, Inc., 901 East Byrd Street, Richmond, Virginia 23219 (804) 344-6575, Attn: Secretary.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Securities contained in the related Prospectus Supplement and in the trust agreement (the "Trust Agreement") with respect to such Series. A form of Trust Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

     Capitalized terms used herein and not defined herein shall have the respective meanings assigned them in the "GLOSSARY."

SELLER........................  Financial Asset Securitization, Inc., formerly named Ryland Mortgage Securities Corporation, is a wholly owned, limited-purpose financing subsidiary of JST Company, L.L.C. ("JST"). JST is a limited liability company organized under the laws of the Commonwealth of Virginia on August
                                22, 1995. Neither JST nor the Seller has guaranteed, or is otherwise obligated with respect to, the Securities of any Series. The principal executive offices of the Seller are located at 901
                                East Byrd Street, Richmond, Virginia 23219, and its telephone number is (804) 344-6575.

SECURITIES OFFERED............  Mortgage Participation Securities (the "Securities"), issuable in Series, all as more fully described in the related Prospectus Supplement. The Securities of each Series may include one or more Classes and will evidence beneficial ownership interests in a segregated pool of
                                Mortgage Assets, or beneficial interests therein, and certain other assets assigned to a trust or trusts for the benefit of Securityholders of each Series as specified in the related
                                Prospectus Supplement. A Series may include one or more Classes of Securities entitled to principal distributions, with disproportionate, nominal or no interest distributions, or entitled to interest distributions, with disproportionate, nominal or no principal distributions, derived from the related Trust. The principal amount of any Security may be represented by a notional principal amount as specified in the related Prospectus Supplement. A x
                                Class of Securities of a Series entitled to distributions of interest may receive interest at a specified rate (a "Pass-Through Rate"), which may be fixed, variable or adjustable and may differ from other Classes of the same Series. One or more Classes of Securities of a Series may be Securities upon which interest will accrue but not be distributed until certain other
                                Classes are paid. A Series may also include one or more Classes of Securities entitled to distributions derived from specified portions of the Mortgage Assets in the related Trust. One or more Classes ("Subordinated Securities") may be subordinated in right to distributions and subject to allocation of losses on the Mortgage Loans in favor of one or more other Classes
                                ("Senior Securities") of that Series. The Securities will be issued in fully registered certificated or book-entry form in the authorized denominations specified in the related
                                Prospectus Supplement. Any Class of Securities of a Series offered hereby and by the related
                                Prospectus Supplement will be rated by at least one Rating Agency in one of its four highest rating categories ("Investment Grade").

TRUST AGREEMENT...............  Each Series of Securities will be issued pursuant to one or more Trust Agreements among the
                                Seller, a Master Servicer or Securities Administrator, and the Trustee identified in the related Prospectus Supplement. Pursuant to the Trust Agreement, the Seller will sell and assign the Mortgage Assets and other assets comprising the related Trust to the trustee named in the related Prospectus Supplement (the "Trustee") in exchange for a Series of Securities. Following the closing for a Series, the Mortgage Assets will be registered in the name of the Trustee or its Custodian for that Series. Payments of principal, including prepayments, and interest on the Mortgage Assets with respect to a Series (together with payments from any Reserve Fund or other funds for such Series) and, if applicable, Reinvestment Income thereon, will be passed through to the Trust as specified in the Prospectus Supplement. The Trustee will periodically allocate such amounts, to the extent actually collected, advanced or

                                       3


                                received during the applicable Due Period or Prepayment Period, net of various fees, premiums and expenses (the "Available Distribution") among the Classes of Securities in the proportion and order of application set forth in the Trust Agreement and described in the related
                                Prospectus Supplement. The Available Distribution may be allocated so that amounts paid as interest on the Mortgage Assets may be distributed as principal on the Securities and amounts paid as principal on the Mortgage Assets may be distributed as interest on the Securities.

DISTRIBUTIONS
  OF INTEREST.................  Interest will be distributed periodically by the Trustee on the dates specified in the related
                                Prospectus Supplement (each, a "Distribution Date"). Interest will be passed through to each
                                Class of the Securities entitled to interest distributions at the applicable Pass-Through Rate on the outstanding actual or notional principal amount of such Securities or allocated by such other formula as may be specified in the related Prospectus Supplement. Each periodic distribution of interest on the Securities of a particular Class will be paid to holders out of the Available Distribution pro rata in accordance with their respective percentage ownership of the outstanding Securities of such Class. Each such distribution of interest will include all interest accrued through the Accounting Date immediately preceding the applicable Distribution
                                Date or to another date specified in the related Prospectus Supplement. Distributions of interest on the Securities of a Series may be reduced to the extent of delinquencies or losses on Loans in the related Trust.

DISTRIBUTIONS
  OF PRINCIPAL................  Principal will be distributed periodically by the Trustee on the Distribution Dates specified in the related Prospectus Supplement. Each periodic distribution of principal on the Securities of a particular Class will be paid to holders out of the Available Distribution pro rata in accordance with the respective percentage ownership of the outstanding Securities of such
                                Class, or in such other manner specified in the related Prospectus Supplement. Distributions of principal on the Securities of a Series may be reduced to the extent of delinquencies or losses on the Loans in the related Trust.

                                The Final Scheduled Distribution Date for each Class of a Series is the date after which no
                                Securities of such Class will remain outstanding, assuming timely payments are made on the
                                Mortgage Assets in the related Trust in accordance with their terms. The Final Scheduled
                                Distribution Date of a Class generally will be determined on the basis of the assumptions set forth in the related Prospectus Supplement. The actual maturity date of the Securities of a
                                Series will depend primarily upon the level of prepayments with respect to the Loans comprising or underlying the Mortgage Assets in the related Trust. The actual maturity of any Security is likely to occur earlier and may occur substantially earlier than its Final Scheduled
                                Distribution Date as a result of the application of prepayments to the reduction of the principal amounts of the Securities. Under certain default scenarios with respect to the Loans comprising or underlying the Mortgage Assets in the Trust, the actual final Distribution Date of one or more Classes of a Series may occur after the Final Scheduled Distribution Date. See
                                "Maturity and Prepayment Considerations" and "Yield Considerations."

ALLOCATION OF LOSSES
  AND SHORTFALL...............  With respect to any defaulted Loan that is finally liquidated for cash through foreclosure sale, disposition of the related mortgaged premises ("Mortgaged Premises") if acquired by deed in lieu of foreclosure, or otherwise (a "Liquidated Loan"), the amount of loss realized, if any
                                (a "Realized Loss"), unless otherwise specified in the Prospectus Supplement, will equal the sum of the (i) Unpaid Principal Balance, (ii) amounts reimbursable to the Servicer, Master
                                Servicer or Trustee for related costs, expenses and advances, and (iii) amounts attributable to interest accrued but not paid on such Mortgage Loan, minus sales proceeds ("Liquidation
                                Proceeds"), insurance recoveries ("Insurance Proceeds") and other recoveries with

                                       4


                                respect to the Mortgage Loan. Realized Losses also include Mortgagor Bankruptcy Losses, Special
                                Hazard Losses and Fraud Losses. Mortgagor Bankruptcy Losses result when the Unpaid Principal
                                Balance of a Mortgage Loan is reduced or the payment terms of a Mortgage Loan are modified in connection with bankruptcy proceedings of the mortgagor or mortgagors (the "Borrower"). Special
                                Hazard Losses are losses attributable to physical damage to Mortgaged Premises of a type which is not covered by standard hazard insurance policies, but do not include losses caused by war, nuclear reaction, nuclear or atomic weapons, insurrection or normal wear and tear. Fraud Losses are losses on Mortgage Loans resulting from a Mortgage Insurer's failure to pay a claim with respect to a Mortgage Loan on the grounds of fraud, dishonesty or misrepresentation in the application for insurance.

                                Unless otherwise specified in the Prospectus Supplement, the Servicers of the Loans in the
                                Trust for a Series and, to the limited extent described herein, the Master Servicer is, and the
                                Trustee or Pool Insurer may be, obligated to advance funds to the Trust to cover delinquent payments of principal or interest on the Loans. In the event that advances are not made or are insufficient to cover delinquencies, interest distributions on the Securities may be reduced.
                                Interest Shortfall also may result from the application of the Soldiers' and Sailors' Civil
                                Relief Act of 1940, which caps the interest rate payable by certain Borrowers who subsequently enter military service ("Soldiers' and Sailors' Shortfall"); from an inability to pay accrued and unpaid interest on a Loan from Liquidation Proceeds and Insurance Proceeds ("Realized
                                Interest Losses"); and from the prepayment in full of a Loan if interest to month-end is not paid by the Servicer or, in certain cases, the Master Servicer ("Prepayment Interest
                                Shortfall"). See "Sale and Servicing of Mortgage Loans -- General" and " -- Advances."

                                A Series may include one or more Classes of Securities as to which the right to receive distributions with respect to the Mortgage Assets will be subordinate to the rights of holders of more senior Securities of such Series. Such subordination may only be to the extent of a specific amount specified in the related Prospectus Supplement (the "Subordination Amount") or
                                may require allocation of all Realized Losses or Shortfall to such Class of Securities until their principal amount has been reduced to zero. If so provided in the related Prospectus
                                Supplement, certain types of Realized Losses or Shortfall may be allocated differently than other Realized Losses or Shortfall. Any allocation of a Realized Loss to a Class of Securities generally will be made by reducing the principal amount thereof as of the applicable
                                Distribution Date by an amount equal to the amount of such Realized Loss.

OPTIONAL TERMINATION..........  To the extent specified in the related Prospectus Supplement, the Securities of a Series may be
                                retired through termination of the related Trust by means of repurchase of the assets in the
                                Trust by the party or parties specified therein under certain circumstances. See "Description of the Securities -- Optional Termination."

THE TRUSTS....................  The Seller will assign or transfer to the Trust established for each Series, for the benefit of
                                Securityholders, assets consisting primarily of one or more of the following, each of which will be more specifically described in the Prospectus Supplement for such Series:

A. MORTGAGE
   ASSETS.....................  Assets assigned or transferred to the Trust for Securities of a Series may be composed of (i)
                                GNMA Certificates guaranteed by the Government National Mortgage Association, (ii) FHLMC
                                Certificates issued by the Federal Home Loan Mortgage Corporation, (iii) FNMA Certificates
                                issued by the Federal National Mortgage Association, (iv) such other types of mortgage assets, including mortgage pass-through certificates and collateralized mortgage obligations (together with the GNMA Certificates, FHLMC Certificates and FNMA Certificates, the "Mortgage
                                Certificates"),

                                       5


                                as may be described in the related Prospectus Supplement, (v) Mortgage Loans secured by property consisting of single family (one- to four-family) attached or detached residential housing or multifamily residential rental properties or cooperatively owned properties consisting of five or more attached or detached dwelling units, (vi) Contracts secured by
                                Manufactured Homes, (vii) certain other assets evidencing interests in loans secured by residential property, and (viii) Funding Agreements with various Finance Companies that are secured by Mortgage Certificates, Loans or other similar assets. Mortgage Certificates, Loans and other similar assets, whether assigned to a Trust by the Seller or pledged to secure a
                                Funding Agreement, are herein referred to collectively as "Mortgage Assets." The Mortgage
                                Assets and other assets in the Trust for the Securities of a Series will have an aggregate
                                Asset Value at least equal to the original aggregate principal amount of such Securities. See
                                "The Trusts."

B. ASSET PROCEEDS
   ACCOUNT....................  All payments and collections received or advanced on the Mortgage Assets assigned to the Trust for the Securities of a Series will be remitted to one or more accounts (collectively, the
                                "Asset Proceeds Account") established and maintained in trust on behalf of the Securityholders.
                                Unless otherwise specified in the related Prospectus Supplement, reinvestment income on amounts in the Asset Proceeds Account will not accrue for the benefit of the Securityholders of a
                                Series but will be remitted periodically to the Master Servicer or the Servicers as additional master servicing or servicing compensation. See "The Trusts -- Asset Proceeds Account."

C. RESERVE FUNDS..............  If specified in the Prospectus Supplement for a Series, the Seller will deposit cash, securities, certificates of deposit or letters of credit in one or more Reserve Funds which may be used by the Trustee to make any required distributions of principal or interest on the
                                Securities of the Series to the extent funds are not otherwise available. Any Reserve Fund will be maintained in trust but may or may not constitute a part of the Trust for a Series. The funding of the Reserve Fund for a Series of Securities will be specified in the Prospectus
                                Supplement for the Series. The Seller will have certain rights on any Distribution Date to cause the Trustee to withdraw funds from a Reserve Fund for a Series to the extent such funds are no longer required to be maintained for the Securityholders. See "The Trusts -- Reserve
                                Fund or Accounts."

D. INSURANCE POLICIES.........  For Series in which the Trust contains Mortgage Loans, the Seller may assign to the Trustee payments due under certain mortgage insurance, hazard insurance and other policies
                                (collectively, "Insurance Policies") which may include, as specified in the related Prospectus
                                Supplement, (i) "Mortgage Insurance Policies" consisting of (a) Primary Mortgage Insurance
                                Policies that will insure (subject to their provisions and certain limitations) Mortgage Loans against all or a portion of any loss sustained by reason of nonpayments by Borrowers, (b) one or more mortgage Pool Insurance Policies providing coverage in an amount specified in the related Prospectus Supplement, or (c) a combination of Primary Mortgage and Pool Insurance
                                Policies; (ii) Standard Hazard Insurance Policies insuring Mortgage Loans against losses due to various causes, including fire and windstorm; (iii) Special Hazard Insurance insuring Mortgage
                                Loans against certain losses that are not covered by the Standard Hazard Insurance Policies
                                (including earthquakes, landslides and mudflows) in an amount specified in the related
                                Prospectus Supplement; (iv) Mortgagor Bankruptcy Insurance which will provide for payments in an amount specified in the Prospectus Supplement in the event of the bankruptcy of the
                                Borrower; and (v) with respect to multifamily Mortgaged Premises, boiler insurance and business interruption insurance. To the extent specified in the Prospectus Supplement for a Series, the
                                Seller may, in lieu of providing certain Insurance Policies, deposit cash, securities, a certificate of deposit, a letter of credit or any other instrument acceptable to each Rating
                                Agency rating that Series for such Series in an initial amount acceptable to each such Rating
                                Agency.

                                       6


                                Insurance related to Mortgage Loans may be modified to cover Mortgage Loans assigned to Trusts for more than one Series or that secure collateralized mortgage obligations issued by the
                                Seller or one of its affiliates, provided that such revision does not result in any lowering of the credit rating assigned to any outstanding Series by any Rating Agency rating that Series at the request of the Seller. See "The Trusts -- Mortgage Insurance on Mortgage Loans."

E. ADDITIONAL ASSETS..........  The Seller may assign to the Trust for a Series non-recourse guaranties (each a "Guaranty") of the timely payment of principal and interest on Mortgage Loans in the Trust secured by a pledge of other assets satisfactory to the Rating Agency rating the Series. The Seller may also assign such other assets by such other means as may be specified in the related Prospectus Supplement.
                                Such other assets may consist of additional Mortgage Loans, additional Mortgage Certificates, letters of credit or other Permitted Investments (such other assets, together with the
                                Guaranties, are referred to as "Additional Assets"), and may be drawn upon to cover losses on
                                Mortgage Loans in the Trust as described in the related Prospectus Supplement. See "The
                                Trusts -- Delivery of Additional Assets."

F. SERVICING..................  One or more Servicers will perform certain servicing functions with respect to the Mortgage
                                Loans assigned to the Trust for a Series. If specified in the Prospectus Supplement, the
                                Servicers will be supervised by a Master Servicer. Each Servicer of one- to four-family
                                Mortgage Loans generally will be an approved servicer by FNMA or FHLMC and by the Master
                                Servicer. Servicers of multifamily mortgage loans generally will be approved mortgagees under
                                Section 203 of the National Housing Act. Each Servicer will be obligated under a Servicing
                                Agreement (i) to perform customary servicing functions, (ii) to make mandatory or discretionary advances of funds to cover certain payments not made by the Borrowers to the extent such advances are deemed recoverable from future payments by the Borrowers, from proceeds of
                                Insurance Policies, from the proceeds of Liquidated Loans, or as provided in the related
                                Prospectus Supplement, and (iii) under certain circumstances, unless otherwise provided in the
                                Prospectus Supplement, to purchase any Mortgage Loans (a) that are converted from an adjustable to a fixed Note Rate or from one fixed Note Rate to a lower fixed Note Rate (a "Converted
                                Mortgage Loan") and (b) with respect to which the Servicer has made a misrepresentation or breached a covenant. The Seller will assign its rights under any Servicing Agreement to the
                                Trust for the related Series. See "The Trusts -- Repurchase of Converted Mortgage Loans" and
                                " -- Sale and Servicing of Mortgage Loans."

G. MASTER SERVICER............  The Master Servicer or Securities Administrator named in the Prospectus Supplement will be responsible under the Trust Agreement for providing general administrative services to the
                                Trust including, among other things, (i) oversight of payments received on Mortgage Assets,
                                (ii) monitoring the amounts on deposit in various Trust Accounts, (iii) calculation of the amounts payable to Securityholders on each Distribution Date, (iv) preparation of periodic reports to the Trustee or the Securityholders with respect to the foregoing matters, (v)
                                preparation of federal and state tax and information returns, and (vi) preparation of reports, if any, required under the Securities Exchange Act of 1934, as amended. In addition, with respect to a Trust that includes one- to four-family Mortgage Loans, the Master Servicer will be required by the Trust Agreement to supervise and administer the performance of Servicers, to make advances of delinquent payments of principal and interest on the Mortgage Loans to the extent provided in the related Prospectus Supplement, and to perform the servicing obligations of a terminated Servicer. The Master Servicer's obligations to act as a servicer following the termination of a Servicing Agreement will not, however, require the Master Servicer to (i)
                                purchase Mortgage Loans from the Trust due to a breach by the Servicer of a representation or warranty under the Servicing Agreement, (ii) purchase from the Trust any Converted Mortgage
                                Loan unless otherwise required

                                       7


                                as Master Servicer or (iii) make advances of principal and interest on delinquent Mortgage
                                Loans in excess of the Master Servicer's independent advance obligation under the Trust
                                Agreement. If a Servicer does not have an obligation to purchase Converted Mortgage Loans, the
                                Master Servicer will be obligated to purchase such Converted Mortgage Loans to the extent provided in the Prospectus Supplement. The Master Servicer may delegate its responsibilities under the Trust Agreement; PROVIDED, HOWEVER, that no such delegation shall release the Master
                                Servicer from its responsibilities or obligations under the Trust Agreement.

CERTAIN FEDERAL
  INCOME TAX
  CONSEQUENCES................  See "Certain Federal Income Tax Consequences."

YIELD CONSIDERATIONS..........  The Prospectus Supplement for a Series may specify certain yield calculations, based upon an assumed rate of prepayment or a range of prepayment assumptions on the Mortgage Assets, for
                                Classes receiving disproportionate allocations of principal and interest. A higher level of principal prepayments on the Mortgage Assets than anticipated is likely to have an adverse effect on the yield on any Class of Securities that has a purchase price greater than its initial principal amount (a "Premium Security") and a lower level of principal prepayments on the Mortgage Assets than anticipated is likely to have an adverse effect on the yield on any
                                Class of Securities that has a purchase price less than its initial principal amount (a
                                "Discount Security"). It is possible under certain circumstances for holders of Premium
                                Securities not only to suffer a lower than anticipated yield but, in extreme cases, to fail to recoup fully their initial investment.

USE OF PROCEEDS...............  The Seller generally will acquire the Mortgage Assets from their previous owner (the
                                "Participant") at the time the Securities of a Series are issued. Substantially all of the net proceeds from the sale of each Series of Securities will be paid by the Seller to the
                                Participant in exchange for the Mortgage Assets to be assigned to the Trust for such Series or to fund loans to Finance Companies secured by Mortgage Assets and assigned to the Trust for such Series.

LEGAL INVESTMENT..............  The Securities of each Series offered by the related Prospectus Supplement will generally constitute "mortgage-related securities" under the Secondary Mortgage Market Enhancement Act of
                                1984 ("SMMEA") so long as they are rated by a Rating Agency in one of its two highest rating categories. Any such securities would be "legal investments" for certain types of institutional investors to the extent provided in SMMEA, subject to state laws overriding SMMEA. A number of states have enacted legislation overriding the legal investment provisions of SMMEA. Some
                                Classes of Securities offered hereby may not be rated in one of the two highest rating categories and thus would not constitute "mortgage-related securities." Securities that do not constitute "mortgage-related securities" under SMMEA will require registration, qualification or an exemption under applicable state securities laws and may not be "legal investments" to the same extent as "mortgage-related securities." See "Legal Investment."

ERISA CONSIDERATIONS..........  An employee benefit plan that invests in the Securities may be treated as having acquired a direct interest in the assets of the related Trust for purposes of the "plan asset" rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). See "ERISA
                                Considerations."

RATING........................  Each Class of Securities offered by means of this Prospectus and the related Prospectus
                                Supplement will be rated not less than Investment Grade by at least one Rating Agency identified in such Prospectus Supplement.

                                  RISK FACTORS

     Investors should consider, among other things, the following risk factors in connection with the purchase of the Securities.

MATURITY AND YIELD CONSIDERATIONS

     SENSITIVITY TO PREPAYMENTS. Yields realized by holders of certain Classes of Securities of a Series with disproportionate allocations of principal or interest will be extremely sensitive to levels of prepayments (including for this purpose, payments resulting from refinancings, liquidations due to defaults, casualties, condemnations, and purchase by or on behalf of the Seller, the Servicer, the Master Servicer or the Participant, as the case may be) on the Mortgage Assets of the related Trust. In general, yields on Premium Securities will be adversely affected by higher than anticipated levels of prepayments on the Mortgage Assets and enhanced by lower than anticipated levels. Conversely, yields on Discount Securities are likely to be enhanced by any higher than expected level of prepayments and adversely affected by a lower than anticipated level. This sensitivity will be magnified as the disproportion of the allocation of principal and interest payments on the Mortgage Assets to each Class increases. Holders of certain Classes of Securities could fail to recover their initial investment.

     The rate of principal payments on the Loans (and mortgage loans underlying the Mortgage Certificates) will be affected by the amortization schedules of such loans and the rate of principal prepayments thereon (including for this purpose payments resulting from refinancings, liquidations due to defaults, casualties, condemnations, and purchases by or on behalf of the Seller, the Servicer, the Master Servicer or the Participant, as the case may be). The rate of principal prepayments on pools of mortgages is influenced by a variety of economic, geographic, social, tax, legal and other factors. In general, however, if the Loans are not subject to prepayment penalties and if prevailing interest rates fall significantly below the interest rate on the Loans (or mortgage loans underlying the Mortgage Certificates), such Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Loans. Conversely, a Borrower is less likely to prepay his Loan when interest rates are higher than those in effect when the Loan was originated. The holder of the Loan (the Trustee, and through it, the Securityholders) generally does not want a Loan to be prepaid when prevailing interest rates are lower than at the time of investment and generally wants a Loan to be prepaid when prevailing interest rates are higher than at the time of investment. This conflict between the Borrower and the holder of the Loan exposes the holder to reinvestment risk when prevailing interest rates are lower than at the time of its investment (it can only reinvest the mortgage loan proceeds in investments bearing a lower rate of interest) and the loss of reinvestment opportunity when prevailing interest rates are higher than at the time of its investment (it cannot reinvest in higher yielding instruments).

     LIMITED NATURE OF RATING. Each Class of Securities of a Series offered hereby and by means of the related Prospectus Supplement initially will be rated Investment Grade by at least one of the Rating Agencies identified in such Prospectus Supplement. Any such rating is not a recommendation to buy, sell or hold Securities and is subject to revision or withdrawal at any time by the Rating Agency issuing such rating. An investor may obtain further details with respect to any rating on the Securities from the Rating Agency issuing such rating. In addition, any such rating will be based, among other things, on the credit quality of the Mortgage Assets and will represent only an assessment of the likelihood of receipt by Securityholders of payments with respect to the underlying Mortgage Assets. Such rating will not represent any assessment of the likelihood that prepayment experience may differ from prepayment assumptions and, accordingly, any assessment of the possibility that holders of Premium Securities will, under circumstances of high principal prepayments on the Mortgage Assets, fail to recoup their initial investment. Security ratings assigned to Classes of Securities having a disproportionate entitlement to principal or interest should be evaluated independently of similar security ratings assigned to other kinds of securities. A rating also will not assess the ability of a Servicer or Participant to perform its obligation, if any, to repurchase Converted Mortgage Loans.

CREDIT CONSIDERATIONS

     GENERAL. Each Trust is expected to have no significant assets other than the Mortgage Assets and other assets assigned to the Trust by the Seller. For that reason, prospective purchasers of the Securities of a Series must rely primarily upon payments of principal and interest on such Mortgage Assets, the security therefor, and sources of credit enhancement identified in the related Prospectus Supplement. A Mortgage Loan or Contract typically is made based upon a determination of the Borrower's ability to make Monthly Payments on his Mortgage Loan or Contract and upon the value of the Mortgaged Premises or Manufactured Home secured thereby. The ability of a Borrower to make Monthly Payments will be dependent on the availability of jobs and general macro and micro economic conditions. A Borrower's failure to pay and subsequent foreclosure on the Mortgaged Premises typically will not relieve the Borrower from liability for a Mortgage Loan, but the most likely source of cash as a practical matter will be from the sale of the Mortgage Premises. Accordingly, an investment in Securities of a Series evidencing interests in a Trust consisting of Mortgage Loans may be affected by a decline in real estate values. If the residential real estate market in the area of properties securing the Mortgage Loans should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans, and any secondary financing on the Mortgaged Premises, become equal to or greater than the value of such Mortgaged Premises, the actual rate of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. To the extent that such losses are not covered by any Subordination Amount, applicable insurance policies or other credit enhancement, holders of the Securities of a Series evidencing interests in the related Trust will bear all risk of loss resulting from default by Borrowers and will have to look primarily to the value of the Mortgaged Premises for recovery of the outstanding principal and unpaid interest of the defaulted Mortgage Loans.

     Loans such as GPM Loans, GEM Loans, ARM Loans and Buy-Down Mortgage Loans are of recent origin. As a result, reliable prepayment, loss and foreclosure statistics relating to such loans are not available. Such Mortgage Loans may be underwritten on the basis of an assessment that the Borrower will have the ability to make payments in higher amounts in later years and, in the case of certain ARM Loans, after relatively short periods of time. Other loans may be underwritten principally on the basis of the initial loan-to-value ratio of the Loans. To the extent losses on Loans exceed levels estimated by the Rating Agency rating the Series in determining required levels of overcollateralization or other credit support, the Trust may experience a loss. Furthermore, Loans made with respect to multifamily property, Manufactured Homes or Cooperative Dwellings may entail risks of loss in the event of delinquency and foreclosure or repossession that are greater than similar risks associated with traditional single-family property. To the extent losses on such Loans exceed levels estimated by the Rating Agency in determining required levels of overcollateralization or other credit support, the Trust Fund may experience a loss. See "Sale and Servicing of Loans -- Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans."

     Multifamily lending is generally viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Multifamily lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower's ability to repay the loan may be impaired. Multifamily real estate can be affected significantly by supply and demand in the market for the type of property securing the loan and, therefore, may be subject to adverse economic conditions. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow of the property. Corresponding to the greater lending risk is a generally higher interest rate applicable to multifamily residential mortgage lending.

     INSURANCE AND CREDIT SUPPORT LIMITATIONS. The Insurance Policies on the Mortgage Loans or the obligation to deliver Additional Assets, if any, with respect to a Series will not cover all contingencies and will cover other contingencies only to a limited extent. See "The Trusts -- Mortgage Insurance on Mortgage Loans," " -- Hazard Insurance on the Mortgage Loans," and " -- Delivery of Additional Assets." The amount, type and nature of insurance policies, subordination, letters of credit and other credit support, if any, required with respect to a Series will be determined on the basis of actuarial criteria established by each Rating Agency rating such Series. Such actuarial analysis is the basis upon which each Rating Agency determines required amounts and types of pool insurance, special hazard insurance, reserve funds, subordination or other credit support. There can be no assurance that the historical data supporting such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of housing loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans.

     Moreover, reserve funds, insurance policies, letter of credit or other credit support for a Series will not cover all potential losses or risks. A Series of Securities may include a Class or multiple Classes of Subordinated Securities as described in the related Prospectus Supplement. Although such subordination is intended to reduce the risk of delinquent distributions or ultimate losses to holders of Senior Securities, the applicable principal amount of the Subordinated Securities or Subordination Amount will be limited and will decline under certain circumstances. See "Description of the Securities" and "The Trusts."

     In addition, if distributions in reduction of the principal amount of Securities of a Series are made in order of the respective Final Scheduled Distribution Dates of the Classes, any limits with respect to the aggregate amount of claims under any related Insurance Policy may be exhausted before the principal of the later-maturing Classes has been repaid. As a result, the impact of significant losses on the Mortgage Loans may bear primarily upon the Securities of the later-maturing Classes.

     FHLMC AND FNMA GUARANTY. Payments of principal and interest on the FHLMC Certificates or FNMA Certificates are backed only by the credit of FHLMC and FNMA, respectively, and not by the full faith and credit of the United States. See "Additional Information" for the availability of information respecting FHLMC and FNMA.

     DEFICIENCY ON SALE OF ASSETS. If the assets assigned to a Trust were to be sold, there can be no assurance that the proceeds of any such sale would be sufficient to distribute in full the outstanding principal amount of the related Securities and accrued interest due thereon. The market value of the assets generally will fluctuate with changes in prevailing rates of interest. Consequently, the Mortgage Assets and any Permitted Investments in which the funds deposited in the Asset Proceeds Account and any Reserve Funds for a Series may be invested may be liquidated at a discount from par value or from their purchase price, in which case the proceeds of liquidation might be less than the aggregate outstanding principal amount and interest at the Pass-Through Rate allocated to each Class of the Securities of that Series.

     ENFORCEABILITY. As specified in the related Prospectus Supplement, the Mortgage Loans may contain "due-on-sale" clauses which permit the lender to accelerate the maturity of the Mortgage Loan if the Borrower sells, transfers or conveys the related Mortgaged Premises or its interest in the Mortgaged Premises. Such clauses are generally enforceable subject to certain exceptions. See "Certain Legal Aspects of Mortgage Loans -- "Due on Sale' Clauses."

     Multifamily mortgage loan transactions often provide for an assignment of the leases and rents pursuant to which the Borrower typically assigns its right, title and interest, as landlord under each lease and the income derived therefrom, to the lender while either obtaining a license to collect rents for so long as there is no default or providing for the direct payment to the lender. Local law, however, may require that the lender take possession of the property and appoint a receiver before becoming entitled to collect the rents under the lease. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the obligor, the lender's ability to collect the rents may be adversely affected.

     Courts have imposed general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. See "Certain Legal Aspects of Mortgage Loans -- Equitable Limitations on Remedies."

     Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the Borrower following foreclosure or sale under a deed of trust. See "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders."

     In some states, the Borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement or redemption period, cure the default by paying the entire amount in arrears plus certain of the costs and expenses incurred in enforcing the obligation. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the Borrower and certain foreclosed junior encumbrancers are given a statutory period in which to redeem the property from the foreclosure sale. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure of sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run. See "Certain Legal Aspects of Mortgage
Loans -- Rights of Reinstatement and Redemption."

     OTHER LEGAL CONSIDERATIONS. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security. The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of the mortgage or deed of trust. Other federal and state laws provide priority to certain tax and other liens over the lien of the mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and the enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans. See "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders."

     ENVIRONMENTAL CONSIDERATIONS. Real property pledged as security to a lender may be subject to certain environmental risks. Although federal law provides secured lenders significant protection from federal liability if they foreclose on contaminated Mortgaged Property, a secured lender may incur liability, as an "owner" or "operator," for certain environmental clean-up costs required at the Mortgaged Property if its agents or employees become sufficiently involved in the operations of the Borrower, even if the environmental damage or threat was caused by a prior owner. In addition, many states have environmental clean-up statutes, and not all provide protection for a secured lender in the case of foreclosure. See "Certain Legal Aspects of Mortgage Loans -- Environmental Considerations."

     Even if a foreclosing secured lender is protected by legislation from liability for clean-up costs on a Mortgaged Property, the transferee from the secured lender is not entitled to such protection. Thus, the presence of environmental contamination may decrease the amount that prospective buyers are willing to pay for a Mortgaged Property and thereby reduce the likelihood that the Trust will recover fully on the related Mortgage Loan as a result of foreclosure.

     Under the laws of many states, contamination of a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing security instruments. In these states, the lien of a security instrument may lose its priority to such a "superlien." See "Certain Legal Aspects of Mortgage
Loans -- Environmental Considerations."

     Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans were originated, it is likely that no environmental assessment or a very limited environmental assessment of the Mortgaged Premises was conducted. In general, no representations or warranties have been made or any liability assumed with respect to the absence or effect of hazardous wastes or hazardous substances on any Mortgaged Premises or any casualty resulting from the presence or effect of hazardous wastes or hazardous substances. Any loss or liability resulting from the presence or effect of hazardous wastes or such hazardous substances will reduce the amounts otherwise available to pay to the holders of the Securities. See "Certain Legal Aspects of Mortgage
Loans -- Environmental Considerations."

TAX AND OTHER CONSIDERATIONS

     ORIGINAL ISSUE DISCOUNT. Discount Securities generally will be treated as issued with original issue discount for federal income tax purposes. In addition, certain classes of Premium Securities may be treated by the Trustee under applicable provisions of the Internal Revenue Code of 1986, as amended, as stripped coupons issued in the original issue discount. The Trustee will report original issue discount with respect to such Discount and Premium Securities on the accrual basis, which may be prior to the receipt of cash associated with such income. See "Certain Federal Income Tax Consequences."

     TAX CONSIDERATIONS FOR RESIDUAL SECURITIES. Residual Securities are subject to certain special tax considerations that differ from those applicable to REMIC Regular Securities and of Securities in a Series for which a REMIC election is not made. See "Certain Federal Income Tax Consequences."

     LIMITED LIQUIDITY. There can be no assurance that a secondary market will develop for the Securities of any Series or, if it does develop, that it will provide Securityholders of such Series with liquidity of investment or that it will continue for the term of the Securities of such Series.

     BOOK-ENTRY SECURITIES. The Prospectus Supplement for a Series may specify that certain Classes of the Securities will be issued in book-entry form ("Book-Entry Securities"). As described under "Description of the Securities -- Book-Entry Procedures," because transactions in Book-Entry Securities can be effected only through The Depository Trust Company (the "Depository") and certain Financial Intermediaries, the ability of a beneficial owner of a Book-Entry Security (a "beneficial owner") to pledge such a Security to persons or entities that do not participate in the Depository's system, or otherwise to take actions in respect of such Securities, may be limited due to lack of a physical certificate representing such Security. Issuance of the Securities in book-entry form may reduce the liquidity of such Securities in the secondary trading market since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

     Beneficial owners may experience some delay in their receipt of distributions of interest on and principal of the Securities because such distributions will be forwarded by the Trustee to the Depository and the Depository will be required to credit such distributions to the accounts of the related Financial Intermediary which thereafter will be required to credit them to the accounts of beneficial owners either directly or indirectly through indirect participants. See "Description of the Securities -- Book-Entry Procedures."

                         DESCRIPTION OF THE SECURITIES

GENERAL

     The Mortgage Participation Securities described herein and in the related Prospectus Supplements (the "Securities") will be issued from time to time in Series pursuant to a Trust Agreement, the form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Trust Agreement may incorporate by reference Standard Terms to Trust Agreement ("Standard Terms"). One or more Trusts will be established with the Trustee for each Series of Securities. The Seller may sell to investors one or more Classes of a Series of Securities in transactions not requiring registration under the Securities Act of 1933.

     The Seller will assign and transfer to the Trust for the benefit of the holders of the Securities of each Series the Mortgage Assets, the Asset Proceeds Account, and, to the extent specified in the related Prospectus Supplement, the Reserve Fund or other funds, any Additional Assets, the Insurance Policies, and the Servicing Agreements for such Series. See "The Trusts" and "The Trust Agreements." The following summaries describe certain provisions common to each Series of Securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Prospectus Supplement and the provisions of the Trust Agreement relating to each such Series of Securities. When particular provisions or terms used in the Trust Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The Trust Agreement for a Series will generally provide that Securities may be issued thereunder up to the aggregate principal amount authorized from time to time by the Seller. Each Series will consist of one or more Classes of Securities and may include (i) one or more Classes of Senior Securities entitled to certain preferential rights to distributions of principal and interest, (ii) one or more Classes of Subordinated Securities, (iii) one or more Classes of Securities representing an interest only in a specified portion of interest payments on the Mortgage Assets in the related Trust and that may have no principal balance, a nominal principal balance or a notional principal balance ("Strip Class"), (iv) one or more Classes of Securities representing an interest only in payments of principal on the Mortgage Assets ("Principal Only Class"),
(v) one or more Classes of Securities upon which interest will accrue but will not be distributed until certain other Classes of Securities of that Series have received their final distribution ("Compound Interest Class" and "Capital Appreciation Class" and, collectively "Accretion Classes"), (vi) one or more Classes of Securities entitled to distributions from specified portions of the Mortgage Assets in the related Trust, (vii) one or more Classes entitled to fixed principal payments under certain conditions ("PAC Classes") and companion classes thereto ("Companion Classes"), and (viii) one or more Classes of REMIC Regular Securities and one Class of Residual Securities for each REMIC within a Series for which a REMIC election is to be made.

     The Securities of each Series will be issued in fully registered certificated or book-entry form in the authorized denominations for each Class specified in the related Prospectus Supplement. The Securities of each Series in certificated form may be transferred or exchanged at the corporate trust office of the Trustee or such other office specified in the related Prospectus Supplement without the payment of any service charge, other than any tax or other governmental charge payable in connection therewith. Unless otherwise specified in the Prospectus Supplement, distributions of principal and interest will be made to each Class of Securities of a Series in certificated form by check mailed to each person in whose name a Security is registered as of the close of business on the Record Date specified in the related Prospectus Supplement at the address appearing on the books and records of the Trust, except that the final distributions in retirement of each Class of Securities of a Series in certificated form will be made only upon presentation and surrender of such Securities at the corporate trust office of the Trustee or such other office specified in the related Prospectus Supplement. Distributions with respect to Securities in book-entry form will be made as set forth below.

BOOK-ENTRY PROCEDURES

     The Prospectus Supplement for a Series may specify that certain Classes of the Securities will initially be issued in book-entry form ("Book-Entry Securities") in the authorized denominations specified therein. Each such Class will be represented by a single certificate registered in the name of the nominee of the depository, which initially is expected to be The Depository Trust Company ("DTC" and, together with any successor or other depository selected by the Seller, the "Depository"). The Depository or its nominee will be registered as the record holder of the Securities in the Security Register of the Trust. No person acquiring a Book-Entry Security (a "beneficial owner") will be entitled to receive a certificate representing such Security.

     The beneficial owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains such beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Security will be recorded on the records of the Depository (or of a participating firm that acts as agent for the Financial Intermediary whose interest in turn will be recorded on the records of the Depository, if the beneficial owner's Financial Intermediary is not a Depository participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a Book-Entry Security, and beneficial ownership of a Book-Entry Security may only be transferred by compliance with the procedures of such Financial Intermediaries and Depository participants.

     DTC, which is a New York-chartered limited-purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Securities, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Securities will be subject to the rules, regulations and procedures governing the Depository and Depository participants as in effect from time to time.

     Distributions of principal and interest on the Book-Entry Securities will be made on each Distribution Date to the Depository. The Depository will be responsible for crediting the amount of such distributions to the accounts of the applicable Depository participants in accordance with the Depository's normal procedures. Each Depository participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Securities that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Securities that it represents. As a result of the foregoing procedures, beneficial owners of the Book-Entry Securities may experience some delay in their receipt of payments.

     Because transactions in Book-Entry Securities can be effected only through the Depository, participating organizations, indirect participants and certain banks, the ability of a beneficial owner of a Book-Entry Security to pledge such Security to persons or entities that do not participate in the Depository, or otherwise to take actions in respect of such Security, may be limited due to the lack of a physical certificate representing such Security. Issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary trading market because investors may be unwilling to purchase Book-Entry Securities for which they cannot obtain physical certificates.

     The Book-Entry Securities will be issued in fully registered, certificated form to beneficial owners of Book-Entry Securities or their nominees, rather than to the Depository or its nominee, only if (i) the Seller advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Securities and the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller, at its option, elects to terminate the book-entry sytem through the Depository. Upon the occurrence of either event described in the preceding sentence, the Trustee is required to notify the Depository, which in turn will notify all beneficial owners of Book-Entry Securities through Depository participants, of the availability of certificated Securities. Upon surrender by the Depository of the certificates representing the Book-Entry Securities and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Securities as certificated Securities to the beneficial owners of Book-Entry Securities.

     Neither the Seller, the Master Servicer (or Securities Administrator) nor the Trustee will have any liability for any aspect of the records relating to or payment made on account of beneficial ownership interests of the Book-Entry Securities held by the Depository, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

ALLOCATION OF DISTRIBUTIONS FROM THE MORTGAGE ASSETS

     The Prospectus Supplement for a Series will specify the Available Distribution for such Series, which in general will be equal to the amount of principal and interest actually collected, advanced or received during the applicable Due Period or Prepayment Period, net of applicable servicing, master servicing, administrative and guarantee fees, insurance premiums and amounts required to reimburse any unreimbursed advances. The Available Distribution will be allocated among the Classes of Securities in the proportion and order of application set forth in the Trust Agreement and described in the related Prospectus Supplement. The Available Distribution may be allocated so that amounts paid as interest on the Mortgage Assets may be distributed as principal on the Securities and amounts paid as principal on the Mortgage Assets may be distributed as interest on the Securities.

     A Class of Securities of a Series entitled to distributions of interest may receive such interest at a specified rate (a "Pass-Through Rate"), which may be fixed, variable or adjustable. Each such Class of Securities may have a different Pass-Through Rate. The related Prospectus Supplement will specify the Pass-Through Rate, or the method for determining the Pass-Through Rate, for each applicable Class. Residual Securities offered hereby may or may not have a Pass-Through Rate. Residual Securities will generally be entitled to receive amounts remaining after allocation of scheduled distributions to all other outstanding Classes of Securities of that Series entitled thereto. Certain Classes of Securities may be represented by a notional principal amount. The notional amount is used solely for purposes of determination of interest distributions and certain other rights and obligations of holders of such Securities and does not represent any beneficial interest in principal payments on the Mortgage Assets in the related Trust. Interest distributions on the Securities generally will include interest accrued through the Accounting Date preceding the applicable Distribution Date or to another date specified in the related Prospectus Supplement. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months, unless otherwise specified in the related Prospectus Supplement.

     With respect to a Series that includes one or more Classes of Subordinated Securities, the Senior Securities will generally not bear any Realized Losses on the Loans, except as otherwise specified in the related Prospectus Supplement, until the Subordinated Securities of that Series have borne Realized Losses up to a specified Subordination Amount or loss limit, or until the principal amount of the Subordinated Securities has been reduced to zero, either through the allocation of Realized Losses, the priority of distributions, or both. Distributions of interest may be reduced to the extent of Shortfall on Mortgage Loans comprising or underlying the Mortgage Assets of the related Trust. With respect to a Series that includes a Class of Subordinated Securities, any Shortfall may result in a reallocation of amounts otherwise distributable to less senior Securities for distribution to more senior Securities.

     Principal and interest distributable to the holders of a Class of Securities will be distributed pro rata in the proportion that the outstanding principal or notional amount of each Security of such Class bears to the aggregate outstanding principal or notional amount of all Securities of such Class, or in such other manner as may be specified in the related Prospectus Supplement.

     The Final Scheduled Distribution Date for each Class of Securities generally will be determined on the basis of the assumptions set forth in the related Prospectus Supplement. If no assumptions are set forth, the Final Scheduled Distribution Date for a Class of Securities will be the date on which the last distribution of the principal thereof is scheduled to occur, assuming no prepayments of principal with respect to the Mortgage Assets included in the Trust for that Series.

VALUATION OF MORTGAGE ASSETS

     The Mortgage Assets and other assets included in the Trust for each Series of Securities will have an initial aggregate Asset Value, together with any other assets included in the Trust underlying a Series of Securities, at least equal to 100% of the initial principal amount of the Securities of such Series. Unless otherwise specified in the related Prospectus Supplement, the Asset Value of any Mortgage Asset in the Trust for a Series, to the extent applicable to such Series, will generally equal (i) the Scheduled Principal Balance of such Mortgage Asset or (ii) the lesser of (A) the present value of the stream of remaining regularly scheduled payments of principal and interest due on such Mortgage Asset (after taking into account charges for servicing, administration, insurance and related matters) discounted at the Asset Value Discount Rate, if any, for such Series specified in the Prospectus Supplement, and (B) the Scheduled Principal Balance of such Mortgage Asset multiplied by the applicable Asset Value Percentage. The Asset Value Percentage will be the percentage limitation that, based upon the scheduled net payments on the Mortgage Assets included in the Trust, is intended to assure the availability of sufficient funds to make scheduled distributions on the Securities in the event of substantial principal prepayments on the Mortgage Assets. In each case Asset Value will be determined after the subtraction of applicable servicing, master servicing, administrative and guarantee fees, and insurance premiums and the addition, if the related Prospectus Supplement so specifies, of any Reinvestment Income thereon. The Asset Value of a Liquidated Loan or Loan purchased from the Trust pursuant to the Trust Agreement shall be zero.

     If distributable to the Securityholders, Reinvestment Income for a Series may be based on the applicable contractually specified interest rates pursuant to guaranteed reinvestment agreements with an institution or institutions acceptable to each Rating Agency rating the Series. Other specified interest rates acceptable to each Rating Agency rating a Series may be set forth in the related Prospectus Supplement for purposes of certain assumptions regarding Reinvestment Income if required in the calculation of distributions to Securityholders.

OPTIONAL REDEMPTION

     To the extent and under the circumstances specified in the related Prospectus Supplement, the Securities of any Series may be redeemed prior to their Final Scheduled Distribution Date at the option of the Seller, the Master Servicer (or Securities Administrator), the Servicer or such other party as may be specified in the related Prospectus Supplement by purchase of the outstanding Securities of such Series. Unless otherwise specified in the Prospectus Supplement, the right so to redeem the Securities of any Series will be conditioned upon the passage of a certain date specified in the Prospectus Supplement and/or the Asset Value or Scheduled Principal Balance of the Mortgage Assets in the Trust or the outstanding principal balance of a specified Class of Securities at the time of purchase aggregating less than a percentage specified in the related Prospectus Supplement, of the Asset Value or the Scheduled Principal Balance of the Mortgage Assets in the Trust or the outstanding principal balance of the applicable Class of Securities upon the issuance of the Series of Securities. In the event the option to redeem the Securities of any Series is exercised, the purchase price distributed with respect to each Security offered hereby and by the related Prospectus Supplement will generally equal 100% of its then outstanding principal amount, plus accrued and unpaid interest thereon at the applicable Pass-Through Rate, net of any unreimbursed advances and unrealized losses allocated to such Security. Notice of the redemption of the Securities of any Series will be given to related Securityholders as provided in the related Trust Agreement.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

     Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans and the mortgage loans underlying the Mortgage Certificates included in the Trust for a Series will consist of first lien residential mortgages or deeds of trust. The mortgage loans underlying the GNMA Certificates in the Trust for a Series will consist of FHA Loans, VA Loans, RHS Loans or multifamily loans; the mortgage loans underlying the FNMA Certificates in the Trust for a Series will consist of conventional loans, FHA Loans, VA Loans, RHS Loans or multifamily loans; the mortgage loans underlying the FHLMC Certificates in the Trust for a Series will consist of conventional loans, multifamily loans or participations in either; and the Mortgage Loans in the Trust for a Series will consist of conventional loans, FHA Loans, VA Loans or RHS Loans. See "The Trusts."

     The prepayment experience on the Mortgage Assets will affect (i) the average life of the Securities and each Class thereof issued by the related Trust, (ii) the extent to which the final distribution for each Class occurs prior to its Final Scheduled Distribution Date, and (iii) the effective yield on each Class of such Securities. Because prepayments will be passed through to the holders of Securities of each Series as distributions of principal on such Securities, it is likely that in the event of such prepayments, the final distributions on the Classes of Securities of a Series will occur prior to their respective Final Scheduled Distribution Dates.

     Prepayments on mortgages are commonly measured relative to a prepayment standard or model, such as the FHA Prepayment Experience, the Single Monthly Mortality ("SMM") prepayment model, the Constant Prepayment Rate ("CPR") model, or some other prepayment assumption model ("PAM"). The Prospectus Supplement for a Series of Securities may contain a table setting forth percentages of the original principal amount of each Class of Securities of such Series anticipated to be outstanding after each of the dates shown in the table. It is unlikely that the prepayment of the Mortgage Assets of any Trust will conform to any of the percentages of the prepayment assumption model described in any table set forth in the related Prospectus Supplement.

     FHA has compiled statistics relating to one- to four-family, fixed rate level payment mortgage loans insured by the FHA under the National Housing Act of 1934, as amended, at various interest rates, all of which permit assumption by the new buyer if the home is sold. Such statistics indicate that while some of such mortgage loans remain outstanding until their scheduled maturities, a substantial number are paid prior to their respective stated maturities. Moreover, although each of the FHA Loans included in the FHA statistics is assumable, a number of Mortgage Loans and a number of mortgage loans backing FHLMC Certificates and FNMA Certificates include "due-on-sale" clauses which allow the holder of the mortgage loan to demand payment in full of the remaining principal balance of the mortgage loan upon sale or certain other transfers of the underlying Mortgaged Premises. The resulting acceleration of mortgage payments upon transfer of the underlying Mortgaged Premises is another factor affecting prepayment rates that is not reflected in the FHA statistics. See "Certain Legal Aspects of Mortgage Loans -- "Due-on-Sale' Clauses."

     The rate of principal payments on Mortgage Loans (or mortgage loans underlying the Mortgage Certificates) will be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments thereon (including for this purpose payments resulting from refinancings, liquidations due to defaults, casualties, condemnations, and purchases by or on behalf of the Seller, the Servicers, the Master Servicer or the Participant, as the case may
be). NO ASSURANCE CAN BE GIVEN AS TO THE RATE OF PRINCIPAL PAYMENTS OR PREPAYMENTS ON THE MORTGAGE LOANS. The rate of principal prepayments on pools of mortgages is influenced by a variety of economic, geographic, social, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates), such mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such mortgage loans.

     It should also be noted that certain Mortgage Certificates in the Trust for a Series of Securities may be backed by mortgage loans with different interest rates. Accordingly, the prepayment experience of such Mortgage Certificates will to some extent be a function of the mix of interest rates of the underlying mortgage loans. The stated certificate rate on certain Mortgage Certificates may be up to 3% less than the stated interest rate on the underlying mortgage loans. Other factors affecting the prepayment of Mortgage Loans (or mortgage loans underlying the Mortgage Certificates) include changes in Borrowers' housing needs, job transfers, unemployment, Borrowers' net equity in the Mortgaged Premises and servicing decisions.

                              YIELD CONSIDERATIONS

     Distributions of interest on the Securities generally will include interest accrued through the Accounting Date for the applicable Distribution Date. Because distributions to the Securityholders generally will not be made until the Distribution Date following the Accounting Date, the effective yield to the holders of the Securities will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price for the Security.

     The yield to maturity of any Security will be affected by the rate and timing of payment of principal of the Mortgage Loans. If the purchaser of a Security offered at a discount from its Parity Price (as defined below) calculates the anticipated yield to maturity of such Security based on an assumed rate of payment of principal that is faster than that actually received on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates), the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Security offered at a premium over its Parity Price calculates the anticipated yield to maturity of such Security on an assumed rate of payment of principal that is slower than that actually received on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates), the actual yield to maturity will be lower than that so calculated. "Parity Price" is the price at which a Security will yield its coupon, after giving effect to any payment delay.

     The timing of changes in the rate of prepayments on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates) may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates), the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Because the rate of principal payments (including prepayments) on the Mortgage Loans (or mortgage loans underlying the Mortgage Certificates) may significantly affect the weighted average life and other characteristics of any Class of Securities, prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments on the mortgage loans and the suitability of the Securities to their investment objectives. For factors affecting principal prepayments on the mortgage loans, see "Maturity and Prepayment Considerations" above.

     The yield on each Class of Securities also will be affected by Realized Losses or Shortfall allocated to such Class.

                                   THE TRUSTS

GENERAL

     The Seller will sell, assign and transfer to the Trust for the benefit of the holders of the Securities thereof: (i) Mortgage Assets (which may include Funding Agreements with various Finance Companies that are secured by Mortgage Assets), together with the payments thereon, having an aggregate initial Unpaid Principal Balance or Asset Value, as specified in the related Prospectus Supplement, at least equal to 100% of the original principal amount of the Securities of such Series, (ii) the Asset Proceeds Account for such Series,
(iii) to the extent applicable, the Reserve Fund and other funds and accounts for such Series, (iv) to the extent applicable, certain rights to Additional Assets, (v) to the extent applicable, all proceeds that may become due under the Insurance Policies with respect to such Series, and (vi) to the extent applicable, the Seller's rights under the Servicing Agreements and the agreements pursuant to which it acquired the Mortgage Assets with respect to such Series.

     The assets for a Series will be assigned and transferred to a Trust for the sole benefit of holders of the Securities of such Series, except that certain credit enhancement items required by Rating Agencies in connection with Mortgage Loans may also be assigned to Trusts for other Series of Securities or may secure other mortgage-backed securities or collateralized mortgage obligations issued by the Seller or other persons. Particular assets that might be assigned to Trusts for other Series or that secure such other collateralized mortgage obligations include Pool Insurance Policies, Special Hazard Insurance Policies, Mortgagor Bankruptcy Insurance, Reserve Funds and Additional Assets.

ASSIGNMENT OF MORTGAGE ASSETS

     Pursuant to the applicable Trust Agreement, the Seller will cause the Mortgage Assets (or its security interest therein) to be sold, assigned and transferred to the Trustee, together with all principal and interest paid on such Mortgage Assets from the date specified in the Prospectus Supplement. The Trustee will, in exchange for the Mortgage Assets so transferred, deliver to the order of the Seller Securities of that Series in authorized denominations registered in such names as the Seller may request representing the beneficial ownership interest in such Mortgage Assets. Each pool of Mortgage Assets will constitute a trust or trusts held by the Trustee for the benefit of the holders of the Series of Securities representing the ownership interest therein. Each Mortgage Certificate or Loan included in a Trust will be identified in a schedule appearing as an exhibit to the related Trust Agreement. Such schedule will include information as to the Scheduled Principal Balance of each Mortgage Certificate or Loan as of the date of issuance of the Securities and its interest rate, original principal balance and certain other information.

     In addition, such steps will be taken by the Seller as are necessary to have the Trustee become the registered owner of each Mortgage Certificate which is included in a Trust and to provide for all payments on each such Mortgage Certificate to be made directly to the Trustee. The Seller will, likewise, as to each Mortgage Loan, deliver or cause to be delivered to the Trustee the related mortgage note (a "Note") endorsed to the order of the Trustee, evidence of recording of the mortgage or deed of trust (a "Security Instrument"), an assignment of such Security Instrument in recordable form naming the Trustee as assignee, and certain other original documents evidencing or relating to the Mortgage Loan. Within one year following the Closing Date for a Series, the Seller will cause the assignments of the Mortgage Loans to be recorded in the appropriate public office for real property records wherever necessary to protect the Trustee's interest in the Mortgage Loans. In lieu of recording the assignments of Mortgage Loans in a particular jurisdiction, the Seller may deliver or cause to be delivered to the Trustee an opinion of local counsel to the effect that such recording is not required to protect the right, title and interest of the Trustee in such Mortgage Loans. The original mortgage documents are to be held by the Trustee or a custodian acting on its behalf, except to the extent released to the Servicer or the Master Servicer from time to time in connection with servicing the Mortgage Loan.

     The Seller or the Participant will make certain representations and warranties in the Trust Agreement with respect to the Mortgage Assets, including representations that it either is the owner of the Mortgage Assets or has a first priority perfected security interest in the Mortgage Assets. In addition, the Participant may make certain representations and warranties with respect to the Mortgage Assets in the sales agreement pursuant to which the Mortgage Assets are transferred to the Seller, or in a Funding Agreement. With respect to those Mortgage Assets which are Mortgage Loans, the Servicer also may make certain representations and warranties in the Servicing Agreement unless otherwise provided in the Prospectus Supplement. See "Sale and Servicing of Mortgage
Loans -- Representations and Warranties." The Seller's right to enforce such representations and warranties of a Participant or Servicer will be assigned to the Trustee under the related Trust Agreement. To the extent that a Participant or Servicer makes representations and warranties regarding the characteristics of the Mortgage Assets, the Seller will generally not also make such representations and warranties. In the event that the representations and warranties of the Seller or Participant are breached, and such breach or breaches adversely affect the interests of the Securityholders in the Mortgage Assets, the Seller or Participant will be required to cure such breach or, in the alternative, to substitute Mortgage Assets in accordance with the criteria set forth herein, or to repurchase the affected Mortgage Assets, in general at a price equal to the Unpaid Principal Balance of such Mortgage Assets, together with accrued and unpaid interest thereon at the interest rate on such Note (the "Note Rate"). In addition, unless otherwise provided in the Prospectus Supplement, in the event a Servicer breaches its representations and warranties with respect to a Mortgage Loan and such breach adversely affects the interests of the Securityholders in the Mortgage Loans, the Servicer will be required to cure such breach or to repurchase such Mortgage Loan for the purchase price described above, net of any unreimbursed advances of principal made by the Servicer and any outstanding servicing fees owed to the Servicer with respect to such Mortgage Loan. Neither the Seller nor any Master Servicer will be obligated to substitute Mortgage Assets or to repurchase Mortgage Assets if a Participant or Servicer defaults upon its obligation to do so, and no assurance can be given that Participants or Servicers will perform such obligations with respect to Mortgage Assets.

THE MORTGAGE ASSETS

     The Prospectus Supplement for a Series will describe in general the type of Mortgage Assets that will be transferred to the related Trust. The Mortgage Assets may be composed of (i) GNMA Certificates, (ii) FHLMC Certificates, (iii) FNMA Certificates, (iv) other Mortgage Certificates, (v) Mortgage Loans, (vi) Contracts, (vii) certain other assets evidencing interests in loans secured by residential property, and (viii) Funding Agreements with various Finance Companies that are secured by Mortgage Certificates, Mortgage Loans or other similar assets.

     GNMA Certificates are mortgage pass-through certificates as to which the timely payment of principal and interest is guaranteed by Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD. GNMA's obligations are guaranteed by the full faith and credit of the United States. The mortgage loans underlying GNMA Certificates may consist of FHA Loans secured by mortgages on one- to four-family residential properties or multi-family residential properties, VA Loans partially guaranteed by the VA, and other mortgage loans eligible for inclusion in mortgage pools underlying GNMA Certificates.

     FHLMC Certificates are mortgage pass-through certificates as to which the Federal Home Loan Mortgage Corporation has guaranteed the timely payment of interest and, generally, the ultimate collection of principal. FHLMC is a federally chartered corporation whose obligations are not guaranteed by the United States or any agency or instrumentality thereof. Each FHLMC Certificate will represent an undivided interest in a group of mortgage loans or participations in mortgage loans secured by a first lien on one-to-four family residential properties or multi-family residential properties.

     FNMA Certificates are mortgage pass-through certificates as to which the Federal National Mortgage Association has guaranteed the timely payment of principal and interest. FNMA is a federally chartered and privately owned corporation whose obligations are not guaranteed by the United States or any agency or instrumentality thereof. Each FNMA Certificate will represent an undivided interest in a pool of mortgage loans formed by FNMA. Each such mortgage loan will be secured by a first lien on one- to four-family residential properties or multifamily residential properties.

     Although payment of principal and interest on the GNMA Certificates, FHLMC Certificates and FNMA Certificates, if any, assigned to the Trust for a Series of Securities is guaranteed by GNMA, FHLMC and FNMA, respectively, the Securities do not represent an obligation of or an interest in the Seller or any affiliate thereof and are not guaranteed or insured by GNMA, FHLMC, FNMA, the Seller or any of its affiliates, or any other person.

     Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans included in a Trust will be secured by first liens on one-family, two- to four-family or multifamily residential property and may also include Cooperative Loans evidenced by promissory notes secured by a lien or the shares issued by private, non-profit, cooperative housing corporations and on the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific Cooperative Dwellings. Regular monthly installments of principal and interest on each Mortgage Loan or Contract ("Monthly Payments") paid by the Borrower will be collected by the Servicer or Master Servicer and ultimately remitted to the Trustee.

     The Mortgaged Premises securing such Mortgage Loans may consist of (i) detached homes, (ii) attached homes (units having a common wall), (iii) units located in condominiums, and (iv) such other types of homes or units set forth in the related Prospectus Supplement including but not limited to multifamily residential complexes and cooperative units evidenced by a stock certificate. Each such detached or attached home will be constructed on land owned in fee simple by the Borrower or on land leased by the Borrower for a term at least one year greater than the term of the applicable Mortgage Loan. Attached homes may consist of duplexes, triplexes and fourplexes (multifamily structures where the entire lot on which each structure is built is owned by the owners of the units) or townhouses (multifamily structures in which each Borrower owns the land upon which the unit is built with the remaining adjacent land owned in common). The Mortgage Loans included in the Trust for a Series of Securities may be secured by Mortgaged Premises that (i) are owner-occupied, (ii) are owned by investors or (iii) serve as second residences or vacation homes.

     The Mortgage Loans included in the Trust for a Series: may provide for the payment of interest and full repayment of principal in level Monthly Payments with a fixed rate of interest computed on the declining principal balance of the Mortgage Loan ("Level Payment Mortgage Loans"); may provide for periodic adjustments to the rate of interest on such Mortgage Loans ("ARM Loans") to equal the sum (which may be rounded) of a fixed margin ("Gross Margin") and an index ("Index"), all as described in the related Prospectus Supplement; may consist of

Mortgage Loans for which funds have been provided to reduce the Borrower's Monthly Payments during the early period of such Mortgage Loans ("Buy-Down Mortgage Loans"); may provide for the one-time reduction of the interest rate payable thereon ("RIM Loans"); may provide for (i) Monthly Payments during the first year that are at least sufficient to pay interest due on the Mortgage Loan, and (ii) an increase in such Monthly Payment in subsequent years at a predetermined rate resulting in full repayment over a shorter term than the initial amortization schedule ("GEM Loans"); may include graduated payment Mortgage Loans, which allow for payments during a portion of their term which are or may be less than the amount of interest due on the Unpaid Principal Balance of the Mortgage Loans, and which unpaid interest will be added to the principal balance of such Mortgage Loan and will be paid, together with interest thereon, in the later years ("GPM Loans"); may include Mortgage Loans on which only interest is payable until maturity, as well as Mortgage Loans that provide for the amortization of principal over a certain period, although all remaining principal is due at the end of a shorter period ("Balloon Payment Mortgage Loans"); may include Mortgage Loans that provide for Borrower payments to be made on a bi-weekly basis ("Bi-Weekly Mortgage Loans"); and may include such other types of mortgage loans as are described in the related Prospectus Supplement. Buy-Down Mortgage Loans, GEM Loans, GPM Loans and Balloon Payment Mortgage Loans also may be ARM Loans.

     The Mortgage Assets may consist of Contracts secured by Manufactured Homes. The Contracts typically will provide for regular Monthly Payments that will amortize the principal amount thereof over the term of the Contract (typically from ten to twenty years). Interest may be fixed or adjustable based upon an Index. Unless the Manufactured Home is affixed to the real estate, the security interest in the Manufactured Home will be governed by state motor vehicle titling laws or the state's Uniform Commercial Code. Manufactured Homes may consist of either "single-wide" or "double-wide" units. Additional information about the Contracts and Manufactured Homes included in a Trust will be provided in the related Prospectus Supplement.

     The Trust for a Series may also include other Mortgage Assets consisting of conventional mortgage pass-through certificates or collateralized mortgage obligations as more fully described in the related Prospectus Supplement. Such other Mortgage Assets must be in form and substance satisfactory to each Rating Agency rating that Series of Securities.

  REPURCHASE OF CONVERTED MORTGAGE LOANS

     If so specified in the Prospectus Supplement for a Series, the related Trust may include Mortgage Loans which are convertible to Converted Mortgage Loans. Unless otherwise specified in the Prospectus Supplement, a Servicer will be obligated to repurchase from the Trust any such Converted Mortgage Loan at a purchase price equal to the Unpaid Principal Balance of such Mortgage Loan, plus 30 days of interest thereon at the applicable Note Rate. If a Servicer (other than a successor servicer) does not have an obligation to purchase Converted Mortgage Loans, the Master Servicer will be obligated to purchase such Converted Mortgage Loans to the extent provided in the Prospectus Supplement. A Servicer or the Master Servicer, as applicable, will be obligated to deposit the amount of the purchase price in an account or accounts established for such purpose and the purchase price will be treated as a prepayment of the related Mortgage Loan. An obligation of a Servicer or the Master Servicer to repurchase Converted Mortgage Loans may or may not be supported by cash, letters of credit, third party guarantees or other similar arrangements.

  SUBSTITUTION OF MORTGAGE ASSETS

     Unless otherwise provided in the Prospectus Supplement for a Series, the Seller or Participant may, within three months of the Closing Date, deliver to the Trustee other Mortgage Assets in substitution for any one or more Mortgage Assets initially included in the Trust for such Series. In general, any substitute Mortgage Asset must, on the date of such substitution, (i) have an Unpaid Principal Balance not greater than (and not more than $10,000 less than) the Unpaid Principal Balance of the deleted Mortgage Asset, (ii) have a Note Rate not less than (and not more than one percentage point in excess of) the Note Rate of the deleted Mortgage Asset, (iii) have a Net Rate equal to the Net Rate of the deleted Mortgage Asset, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the deleted Mortgage Asset, and (v) comply with each representation and warranty relating to the Mortgage Assets and, if the Participant is effecting the substitution, comply with each representation and warranty set forth in the transfer agreement conveying the Mortgage Loans to the Seller. In addition, only like-kind collateral may be substituted except that Mortgage Certificates may be substituted for Mortgage Loans. If Mortgage Loans are being substituted, the substitute Mortgage Loan must have a loan-to-value ratio as of the first day of the month in which the substitution occurs equal to or less than the loan-to-value ratio of the deleted Mortgage Loan as of such date (in each case, using the value at origination, and after taking into account the payment due on such date). Further, no ARM Loan may be substituted unless the deleted Mortgage Loan is an ARM Loan, in which case, the substituted Mortgage Loan must also (a) have a minimum lifetime Note Rate that is not less than the minimum lifetime Note Rate on the deleted Mortgage Loan, (b) have a maximum lifetime Note Rate that is not less than the maximum lifetime Note Rate on the deleted Mortgage Loan, (c) provide for a lowest possible Net Rate that is not lower than the lowest possible Net Rate for the deleted Mortgage Loan and a highest possible Net Rate that is not lower than the highest possible Net Rate for the deleted Mortgage Loan, (d) have a Gross Margin not less than the Gross Margin of the deleted Mortgage Loan, (e) have a Periodic Rate Cap equal to the Periodic Rate Cap on the deleted Mortgage Loan, (f) have a next Interest Adjustment Date that is the same as the next Interest Adjustment Date for the deleted Mortgage Loan or occurs not more than two months prior to the next Interest Adjustment Date for the deleted Mortgage Loan, and (g) not be a Mortgage Loan convertible from an adjustable rate to a fixed rate unless the deleted Mortgage Loan is so convertible. In the event that more than one Mortgage Asset is substituted for a deleted Mortgage Asset, one or more of the foregoing characteristics may be applied on a weighted average basis as described in the Trust Agreement.

  FUNDING AGREEMENTS

     If specified in the Prospectus Supplement for a Series, the Seller may enter into a Funding Agreement with a limited-purpose subsidiary or affiliate of a Participant (a "Finance Company"). No Finance Company will be authorized to engage in any business activities other than the financing and sale of Mortgage Assets.

     Pursuant to a Funding Agreement (i) the Seller will lend a Finance Company a portion of the proceeds from the sale of a Series of Securities and such Finance Company will pledge to the Seller as security therefor Mortgage Assets having an aggregate Unpaid Principal Balance or Asset Value equal to at least the amount of the loan, and (ii) the Finance Company will agree to repay such loan by causing payments on the Mortgage Assets to be made to the Trustee as assignee of the Seller in such amounts as are necessary (together with payments from the related Reserve Fund or other funds or accounts) to pay accrued interest on such loan and to amortize the entire principal amount of such loan. A Finance Company is not obligated to provide additional collateral to secure the loan pursuant to a Funding Agreement subsequent to the issuance of the Securities of the Series by the Trust.

     Unless the Seller, the Servicer, the Master Servicer or other entity designated in the Prospectus Supplement exercises its option to terminate the Trust and retire the Securities of a Series, or a Finance Company defaults under its Funding Agreement, such Finance Company's loan may not be prepaid other than as a result of prepayments on the pledged Mortgage Assets. If the Finance Company, nevertheless, were to attempt to prepay its loan, the loan would not be deemed prepaid in full unless the Finance Company paid the Seller an amount sufficient to enable the Seller to purchase other Mortgage Assets comparable in yield and maturity to the Finance Company's Mortgage Assets pledged under the Funding Agreement. The Trustee then could either (i) purchase such other Mortgage Assets and substitute them for the Mortgage Assets pledged by the Finance Company, to the extent that such purchase and substitution did not adversely affect the tax treatment of the related Series, or (ii) deposit the amount of the Finance Company's prepayment in the Asset Proceeds Account.

     In the event of a default under a Funding Agreement, the Trustee will have recourse to the related Finance Company for the benefit of the holders of the Securities, including the right to foreclose upon the Mortgage Assets securing that Funding Agreement. The participating Finance Companies will be limited-purpose finance entities and, therefore, it is unlikely that a defaulting Finance Company will have any significant assets except those pledged to the Trust for the Series and those that secure other mortgage-backed securities and collateralized mortgage obligations. The Trustee has no recourse to assets pledged to secure other securities except to the limited extent that funds generated by such assets exceed the amount required to pay those securities and are released from the lien securing such other securities and returned to a Finance Company. For that reason, prospective purchasers of Securities should make their investment decisions on the basis that the Securities of a Series have rights solely with respect to the assets transferred to the Trust for that Series of Securities.

     In the event of a default under a Funding Agreement and the sale by the Trustee of the Mortgage Assets securing the obligations of the Finance Company under the Funding Agreement, the Trustee may distribute principal in an amount equal to the Unpaid Principal Balance of the Mortgage Assets so liquidated ratably among all

Classes of Securities within the Series, or in such other manner as may be specified in the related Prospectus Supplement.

ASSET PROCEEDS ACCOUNT

     Unless otherwise specified in the related Prospectus Supplement, payments on the Mortgage Loans or Contracts included in the Trust for a Series will be remitted to the Servicer Custodial Account or Master Servicer Custodial Account and then to the Asset Proceeds Account for such Series, net of amounts required to pay servicing fees and any amounts which are to be included in any Reserve Fund. All payments received on Mortgage Certificates included in the Trust for a Series will be remitted to the Asset Proceeds Account. All or a portion of the amounts in such Asset Proceeds Account, together with Reinvestment Income thereon if payable to the Securityholders, will be available, to the extent specified in the related Prospectus Supplement, for the payment of master servicing and administrative fees and distributions of principal and interest on each Class of the Securities of such Series in accordance with the respective allocations set forth in the related Prospectus Supplement.

RESERVE FUND OR ACCOUNTS

     If stated in the Prospectus Supplement for a Series, the Seller will deposit cash, certificates of deposit or letters of credit in one or more Reserve Funds or accounts, which may be used by the Trustee to make any required distributions of principal or interest on the Securities of the Series to the extent funds are not otherwise available. The Reserve Funds will be maintained in trust but may or may not constitute a part of the Trust for such Series. The Seller may have certain rights on any Distribution Date to cause the Trustee to make withdrawals from the Reserve Funds for a Series and to pay such amounts in accordance with the instructions of the Seller as specified in the related Prospectus Supplement to the extent that such funds are no longer required to be maintained for the Securityholders.

MORTGAGE INSURANCE ON THE MORTGAGE LOANS

     Conventional Mortgage Loans included in the Trust for a Series may be covered by primary mortgage insurance policies ("Primary Mortgage Insurance Policies") or one or more mortgage pool insurance policies (each, a "Pool Insurance Policy") or any combination thereof (together, the "Mortgage Insurance Policies"). To the extent provided in the related Prospectus Supplement, in lieu of Mortgage Insurance Policies, Additional Assets may be delivered to the Trustee to secure the timely payment of principal and interest on the Mortgage Loans (See "The Trusts -- Delivery of Additional Assets" below). FHA Loans and VA Loans included in the Trust for a Series will be covered by FHA insurance or VA guarantees, respectively, and may be covered by a Pool Insurance Policy, if any, for such Series.

     Conventional Mortgage Loans that have initial loan-to-value ratios of greater than 80% will, to the extent specified in the related Prospectus Supplement, be covered by Primary Mortgage Insurance Policies providing coverage on at least the amount of each such Mortgage Loan in excess of 75% of the original fair market value of the Mortgaged Premises and remaining in force until the principal balance of such Mortgage Loan is reduced to 80% of such original fair market value or, with the consent of the Master Servicer and Mortgage Insurer, after the policy has been in effect for more than two years if the loan-to-value ratio with respect to such Mortgage Loan has declined to 80% or less based upon its current fair market value. The initial loan-to-value ratio of any Mortgage Loan represents the ratio of the principal amount of the Mortgage Loan outstanding at the origination of such loan divided by the fair market value of the Mortgaged Premises. The fair market value of the Mortgaged Premises securing any Mortgage Loan is the lesser of the purchase price paid by the Borrower or the appraised value of such Mortgaged Premises at origination. Certain other Mortgage Loans may also be covered by Primary Mortgage Insurance Policies and some Primary Mortgage Insurance Policies will, subject to their provisions and certain conditions and exclusions described below, provide full coverage against any loss sustained by reason of nonpayments by the Borrowers (a "Full Coverage Insurance Policy").

     The Pool Insurance Policy or Policies for a Series will generally be designed to provide coverage for all conventional Mortgage Loans which are not covered by Full Coverage Insurance Policies. However, the Mortgage Insurance Policies will not insure against certain losses sustained in the event of a personal bankruptcy of the Borrower under a Mortgage Loan. See "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders." Such losses may be covered by Mortgagor Bankruptcy Insurance to the extent described below for such Series.

     The Mortgage Insurance Policies will not provide coverage against hazard losses. Each Mortgage Loan will be covered by a Standard Hazard Insurance Policy but such policies typically will exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries that are significantly less than full replacement cost of such losses. Further, to the extent that Mortgage Loans are covered by a Special Hazard Insurance Policy, such Special Hazard Insurance Policy will not cover all risks, and the coverage of such policy will be limited in amount. See "The Trusts -- Hazard Insurance on the Mortgage Loans" below. Certain hazard risks will, as a result, not be insured and losses related thereto may affect distributions to holders of Securities of such Series.

     To the extent necessary to restore or prevent a reduction of the rating assigned by a Rating Agency to the Securities of a Series, the Servicer or the Master Servicer will use its reasonable best efforts to replace a Mortgage Insurance Policy with a new Mortgage Insurance Policy issued by an insurer whose claims paying ability is acceptable to such Rating Agency.

     Forms of a Primary Mortgage Insurance Policy and a Pool Insurance Policy have been filed as exhibits to, or incorporated by reference into, the Registration Statements of which this Prospectus forms a part. The following descriptions of such policies and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to such forms of policies.

  PRIMARY MORTGAGE INSURANCE

     Each Primary Mortgage Insurance Policy covering Mortgage Loans included in the Trust for a Series will be issued by a Mortgage Insurer pursuant to its applicable master policy. The Seller and the Trustee, as assignee of the lender under such Mortgage Loans, will generally be the insureds or assignees of record, as their interests may appear, under each such Primary Mortgage Insurance Policy. Each Servicing Agreement with respect to such Series will require the Servicer to cause a Primary Mortgage Insurance Policy to be maintained in full force and effect with respect to each related Mortgage Loan requiring such insurance and to act on behalf of the insured with respect to all actions required to be taken by the insured under each such Primary Mortgage Insurance Policy.

     Unless otherwise specified in the related Prospectus Supplement, the amount of a claim for benefits under a Primary Mortgage Insurance Policy covering a Mortgage Loan included in the Trust for a Series (herein referred to as the "Loss") will consist of the insured portion of the unpaid principal amount of the covered Mortgage Loan (as described herein) and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or are in any way related to such Mortgaged Premises, (ii) hazard insurance proceeds in excess of the amount required to restore such Mortgaged Premises and which have not been applied to the payment of such Mortgage Loan, (iii) amounts expended but not approved by the mortgage insurer, (iv) claim payments previously made by the Mortgage Insurer, and (v) unpaid premiums.

     Unless otherwise specified in the related Prospectus Supplement, as conditions precedent to the filing of or payment of a claim under a Primary Mortgage Insurance Policy covering a Mortgage Loan included in the Trust for a Series, the insured will generally be required to, in the event of default by the Borrower: (i) advance or discharge (a) all hazard insurance premiums and (b) as necessary and approved in advance by the Mortgage Insurer, (1) real estate property taxes, (2) all expenses required to preserve, repair and prevent waste to the Mortgaged Premises so as to maintain such Mortgaged Premises in at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted, (3) property sales expenses,
(4) any outstanding liens (as defined in such Primary Mortgage Insurance Policy) on the Mortgaged Premises, and (5) foreclosure costs, including court costs and reasonable attorneys' fees; (ii) in the event of any physical loss or damages to the Mortgaged Premises, have restored and repaired the Mortgaged Premises to at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted; and (iii) tender to the Mortgage Insurer good and merchantable title to and possession of the Mortgaged Premises. The Primary Mortgage Insurance Policy may not reimburse the Insured for attorneys' fees on a foreclosed Mortgage Loan in excess of 3% of the unpaid balance of that Mortgage Loan. As a result, legal expenses in excess of such reimbursement limitation may be charged as a loss on the related Securities.

     Unless otherwise specified in the related Prospectus Supplement, other provisions and conditions of each Primary Mortgage Insurance Policy covering a Mortgage Loan included in the Trust for a Series generally will provide that:
(a) no change may be made in the terms of such Mortgage Loan without the consent of the Mortgage

Insurer; (b) written notice must be given to the Mortgage Insurer within 10 days after the insured becomes aware that a Borrower is delinquent in the payment of a sum equal to the aggregate of two scheduled payments due under such Mortgage Loan or that any proceedings affecting the Borrower's interest in the Mortgaged Premises securing such Mortgage Loan have been commenced, and thereafter, the insured must report monthly to the Mortgage Insurer the status of any such Mortgage Loan until such Mortgage Loan is brought current, such proceedings are terminated or a claim is filed; (c) the Mortgage Insurer will have the right to purchase such Mortgage Loan at any time subsequent to the 10 days' notice described in (b) above and prior to the commencement of foreclosure proceedings, at a price equal to the Unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon and reimbursable amounts expended by the insured for the real estate taxes and hazard insurance on the Mortgaged Premises for a period not exceeding 12 months and less the sum of any claim previously paid under the policy and any due and unpaid premium with respect to such policy; (d) the insured must commence proceedings at certain times specified in the policy and diligently proceed to obtain good and merchantable title to and possession of the Mortgaged Premises; (e) the insured must notify the Mortgage Insurer of the institution of such proceedings, provide it with copies of documents relating thereto, notify the Mortgage Insurer of the price specified in (c) above at least 15 days prior to the sale of the Mortgaged Premises by foreclosure, and bid such amount unless the Mortgage Insurer specifies a lower or higher amount; (f) the insured may accept a conveyance of the Mortgaged Premises in lieu of foreclosure with written approval of the Mortgage Insurer, provided that the ability of the insured to assign specified rights to the Mortgage Insurer are not thereby impaired or the specified rights of the Mortgage Insurer are not thereby adversely affected; (g) the insured agrees that the Mortgage Insurer has issued the policy in reliance upon the correctness and completeness of the statements contained in the application for the policy and in the appraisal, plans and specifications and other exhibits and documentation submitted therewith or at any time thereafter; (h) under certain policies, the Mortgage Insurer will not pay claims involving or arising out of dishonest, fraudulent, criminal or knowingly wrongful acts (including error or omission) by certain persons, or claims involving or arising out of the negligence of certain persons if such negligence is material either to the acceptance of the risk or to the hazard assumed by the Mortgage Insurer; and (i) the insured must comply with other notice provisions in the policy. As noted below, except as otherwise provided in the Prospectus Supplement for a Series, a Participant and the Servicer of Mortgage Loans must represent and warrant that (i) each Mortgage Insurance Policy is the valid and binding obligation of the Mortgage Insurer and
(ii) that each mortgage insurance application was complete and accurate in all material respects when made. See "Sale and Servicing of Mortgage
Loans -- Representations and Warranties" herein.

     Unless otherwise specified in the related Prospectus Supplement, the Mortgage Insurer will be required to pay to the insured either: (1) the insured percentage of the Loss; or (2) at its option under certain of the Primary Mortgage Insurance Policies, the sum of the delinquent scheduled payments plus any advances made by the insured, both to the date of the claim payment, and thereafter, scheduled payments in the amount that would have become due under the Mortgage Loan if it had not been discharged plus any advances made by the insured until the earlier of (A) the date the Mortgage Loan would have been discharged in full if the default had not occurred, or (B) an approved sale. Any rents or other payments collected or received by the insured which are derived from or are in any way related to the Mortgaged Premises will be deducted from any claim payment.

  POOL INSURANCE

     If any Mortgage Loan in the Trust for a Series is not covered by a Full Coverage Insurance Policy or other credit enhancement, the Seller may obtain a Pool Insurance Policy to cover any loss (subject to the limitations described below) by reason of default by the Borrowers of the Mortgage Loans included in the Trust for such Series to the extent not covered by any Primary Mortgage Insurance Policy. The terms of the Trust Agreement with respect to a Series will require the Master Servicer to maintain the Pool Insurance Policies, if any, for such Series and to present or cause the Servicers to present claims thereunder to the related insurer on behalf of the Seller, the Trustee and the holders of Securities of such Series.

     The amount of the Pool Insurance Policy (or Policies) for a Series, if any, will be specified in the related Prospectus Supplement. A Pool Insurance Policy for a Series, however, will not be a blanket policy against loss, because claims thereunder may only be made for particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent as described below.

     Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy for a Series will provide that as a condition precedent to the payment of any claim the insured will be required (a) to advance hazard insurance premiums on the Mortgaged Premises securing the defaulted Mortgage Loan; (b) to advance, as necessary and approved in advance by the related insurer, (1) real estate property taxes, (2) all expenses required to preserve and repair the Mortgaged Premises, to protect the Mortgaged Premises from waste, so that the Mortgaged Premises is in at least as good a condition as existed on the date upon which coverage under the Pool Insurance Policy with respect to such Mortgaged Premises first became effective, ordinary wear and tear excepted, (3) property sales expenses, (4) any outstanding liens on the Mortgaged Premises, and (5) foreclosure costs including court costs and reasonable attorneys' fees; and (c) if there has been physical loss or damage to the Mortgaged Premises, to restore the Mortgaged Premises to its condition (ordinary wear and tear excepted) as of the issue date of the Pool Insurance Policy. It also will be a condition precedent to the payment of any claim under the Pool Insurance Policy that the insured maintain a Primary Mortgage Insurance Policy that is acceptable to the Pool Insurer on all Mortgage Loans that have loan-to-value ratios at the time of origination in excess of 80%. Assuming satisfaction of these conditions, the Pool Insurer will pay to the insured the amount of the Loss which will be: (a) the amount of the Unpaid Principal Balance of the Mortgage Loan immediately prior to the Approved Sale of the Mortgaged Premises; (b) the amount of the accumulated unpaid interest on such Mortgage Loan to the date of claim settlement at the contractual rate of interest; and
(c) reimbursable amounts advanced by the insured as described above, less certain payments (including the proceeds of any prior Approved Sale and any Primary Insurance Policies). The Pool Insurance Policy may not reimburse the Insured for attorneys' fees on a foreclosed Mortgage Loan in excess of 3% of the unpaid balance of that Mortgage Loan. As a result, legal expenses in excess of such reimbursement limitation may be charged as a loss on the related Securities. An Approved Sale is (1) a sale of the Mortgaged Premises acquired by the insured because of a default by the Borrower to which the Pool Insurer has given prior approval, (2) a foreclosure or trustee's sale of the Mortgaged Premises at a price exceeding the minimum amount specified by the Pool Insurer,
(3) the acquisition of the Mortgaged Premises under the Primary Mortgage Insurance Policy by the related Mortgage Insurer, or (4) the acquisition of the Mortgaged Premises by the Pool Insurer. If the Pool Insurer elects to take title to the Mortgaged Premises, the insured must, as a condition precedent to the payment of any such Loss, provide the Pool Insurer with good and merchantable title to the Mortgaged Premises. If any property securing a defaulted Mortgage Loan is damaged and the proceeds, if any, from the related Standard Hazard Insurance Policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Pool Insurance Policy, the Servicer or the Master Servicer of the related Mortgage Loan will not be required to expend its own funds to restore the damaged Mortgaged Premises unless it determines and the Master Servicer agrees (A) that such restoration will increase the proceeds to the Trust on liquidation of the Mortgage Loan after reimbursement of the Servicer or the Master Servicer for its expenses and (B) that such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds.

     The Pool Insurance Policies will generally not insure (and many Primary Insurance Policies may not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Borrower or the Originator, (ii) failure to construct Mortgaged Premises in accordance with plans and specifications and (iii) a claim in respect of a defaulted Mortgage Loan occurring when the Servicer of such Mortgage Loan, at the time of default or thereafter, was not approved by the Mortgage Insurer. A failure of coverage attributable to one of the foregoing events might result in a breach of the Participant's or Servicer's representations and warranties described under "Sale and Servicing of Mortgage Loans -- Representations and Warranties" and in such event, subject to the limitations described therein, might give rise to an obligation on the part of the Participant or Servicer to purchase the defaulted Mortgage Loan if the breach cannot be cured. See "Sale and Servicing of Mortgage Loans -- Representations and Warranties." In addition, if a terminated Servicer has failed to comply with its obligation under the Servicing Agreement to purchase a Mortgage Loan upon which coverage under a Pool Insurance Policy has been denied on the grounds of fraud, dishonesty or misrepresentation (or if the Servicer has no such obligation), the Master Servicer may be obligated to purchase the Mortgage Loan. See "Sale and Servicing of Mortgage Loans -- General" and " -- Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans."

     The original amount of coverage under any Pool Insurance Policy assigned to the Trust for a Series will be reduced over the life of the Securities of such Series by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed Mortgaged Premises covered thereby. The amount of claims paid includes certain expenses incurred by the Servicer or the Master Servicer of the defaulted Mortgage Loan, as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim. See "Certain Legal Aspects of Mortgage Loans -- Foreclosure." The net amounts realized by the Pool Insurer will depend primarily on the market value of the Mortgaged Premises securing the defaulted Mortgage Loan. The market value of the Mortgaged Premises will be determined by a variety of economic, geographic, social, environmental and other factors and may be affected by matters that were unknown and could not reasonably be anticipated at the time the original loan was made.

     If aggregate net claims paid under a Pool Insurance Policy reach the original policy limit, coverage under the Pool Insurance Policy will lapse and any further losses may affect adversely distributions to holders of Securities of such Series. In addition, unless the Servicer or Master Servicer could determine that an advance in respect of a delinquent Mortgage Loan would be recoverable to it from the proceeds of the liquidation of such Mortgage Loan or otherwise, neither the Servicer nor the Master Servicer would be obligated to make an advance respecting any such delinquency since the advance would not be ultimately recoverable to it from either the Pool Insurance Policy or from any other related source. See "Sale and Servicing of Mortgage Loans -- Advances." The original amount of coverage under the Pool Insurance Policy assigned to the Trust for a Series may also be reduced or canceled to the extent each Rating Agency rating the Series confirms that such reduction will not result in the lowering of the rating of the Securities of such Series.

     Unless otherwise specified in the related Prospectus Supplement, a Pool Insurance Policy may insure against losses on the Mortgage Loans assigned to Trusts for other Series of Securities or that secure other mortgage-backed securities or collateralized mortgage obligations issued by the Seller or one of its affiliates, provided, however, that the extension of coverage (and corresponding assignment of the Pool Insurance Policy) to any other Series or such other Securities does not result in the downgrading of the credit rating of any outstanding Securities of a Series offered hereby.

HAZARD INSURANCE ON THE MORTGAGE LOANS

     A form of Standard Hazard Insurance Policy and a form of Special Hazard Insurance Policy have been filed as exhibits to, or incorporated by reference into, the Registration Statements of which this Prospectus forms a part. The following descriptions do not purport to be complete and are qualified in their entirety by reference to such forms of policies.

  STANDARD HAZARD INSURANCE POLICIES

     To the extent specified in the related Prospectus Supplement, the terms of each Servicing Agreement relating to a Series will require each Servicer to cause to be maintained a Standard Hazard Insurance Policy covering each Mortgaged Premises underlying each Mortgage Loan covered by such Servicing Agreement. The coverage amount of each Standard Hazard Insurance Policy will be at least equal to the lesser of (a) the outstanding principal balance of the Mortgage Loan, or (b) 100% of the replacement value of the improvements on the Mortgaged Premises. All amounts collected by the Servicer or Master Servicer under any Standard Hazard Insurance Policy (less amounts to be applied to the restoration or repair of the Mortgaged Premises and other amounts necessary to reimburse the Servicer or Master Servicer for previously incurred advances or approved expenses, which may be retained by the Servicer or Master Servicer) will be deposited to the applicable Custodial Account (as defined below under "Sale and Servicing of Mortgage Loans -- Payments on Mortgage Loans") maintained with respect to such Mortgage Loan or the Asset Proceeds Account.

     The Standard Hazard Insurance Policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage. In general, the standard form of fire and extended coverage policy will cover physical damage to, or destruction of, the improvements on the Mortgaged Premises caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the Standard Hazard Insurance Policies relating to the Mortgage Loans included in the Trust for any Series of Securities will be underwritten by different insurers and will cover Mortgaged Premises located in various states, such policies will not contain identical terms and conditions. The basic terms thereof, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. When Mortgaged Premises are located in a flood area identified by HUD pursuant to the National Flood

Insurance Act of 1968, as amended, the applicable Servicing Agreement will require that the Servicer or the Master Servicer, as the case may be, cause to be maintained flood insurance with respect to such Mortgaged Premises.

     The Standard Hazard Insurance Policies covering Mortgaged Premises securing Mortgage Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the dwellings, structures and other improvements on the Mortgaged Premises in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the dwellings, structures and other improvements damaged or destroyed or (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such dwellings, structures and other improvements.

     Any losses incurred with respect to Mortgage Loans included in the Trust for a Series due to uninsured risks (including earthquakes, mudflows and floods) or insufficient hazard insurance proceeds may reduce the value of the assets included in the Trust for such Series of Securities to the extent such losses are not covered by the Special Hazard Insurance Policy for such Series and could affect distributions to holders of Securities of such Series.

     The Master Servicer will not require that a standard hazard or flood insurance policy be maintained for any Cooperative Loan. Generally, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, a cooperative and the related borrower on a Cooperative Note do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of the damaged property, damage to such borrower's Cooperative Dwelling or such cooperative's building could significantly reduce the value of the collateral securing such Cooperative Note.

  SPECIAL HAZARD INSURANCE POLICY

     A special hazard policy ("Special Hazard Insurance Policy") may be obtained with respect to the Mortgage Loans included in a Trust as specified in the related Prospectus Supplement that, subject to the limitations described below, will protect the holders of Securities of such Series from (i) loss by reason of damage to Mortgaged Premises underlying defaulted Mortgage Loans included in the Trust for such Series caused by certain hazards (including vandalism and earthquakes and, except where the Borrower is required to obtain flood insurance, floods and mudflows) not covered by the Standard Hazard Insurance Policies with respect to such Mortgage Loans, and (ii) loss from partial damage to the Mortgaged Premises securing such defaulted Mortgage Loans caused by reason of the application of the coinsurance clause contained in the applicable Standard Hazard Insurance Policies. Any Special Hazard Insurance Policy for a Series, however, will not cover losses occasioned by war, nuclear reaction, nuclear or atomic weapons, insurrection or normal wear and tear. Coverage under the Special Hazard Insurance Policy with respect to a Series will be at least equal to the amount specified in the related Prospectus Supplement.

     Subject to the foregoing limitations, the Special Hazard Insurance Policy with respect to a Series will provide that when there has been damage to Mortgaged Premises securing a defaulted Mortgage Loan and such damage is not covered by the Standard Hazard Insurance Policy maintained by the Borrower or the Servicer or Master Servicer with respect to such Mortgage Loan, the special hazard insurer will pay the lesser of (a) the cost of repair of such Mortgaged Premises or (b) upon transfer of such property to it, the Unpaid Principal Balance of such Mortgage Loan at the time of the acquisition of such Mortgaged Premises, plus accrued interest to the date of claim settlement (excluding late charges and penalty interest), and certain expenses incurred in respect of such Mortgaged Premises. No claim may be validly presented under a Special Hazard Insurance Policy unless (1) hazard insurance on the Mortgaged Premises securing the defaulted Mortgage Loan has been kept in force and other reimbursable protection, preservation and foreclosure expenses have been paid (all of which must be approved in advance as necessary by the insurer), and (2) the insured has acquired title to the Mortgaged Premises as a result of default by the Borrower. If the sum of the unpaid principal amount plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the Mortgaged Premises. Any amount paid as the cost of repair of the Mortgaged Premises will reduce coverage by such amount.

     The terms of the Trust Agreement with respect to a Series will require the Master Servicer to maintain the Special Hazard Insurance Policy for such Series in full force and effect throughout the term of such Trust Agreement, subject to certain conditions contained therein. See "Sale and Servicing of Mortgage
Loans -- Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans." The Master Servicer is also required to present claims, on behalf of the Trustee, for all losses not otherwise covered by the applicable Standard Hazard Insurance Policies and take all reasonable steps necessary to permit recoveries on such claims. See "Sale and Servicing of Mortgage Loans."

     To the extent provided in the Prospectus Supplement, partially or entirely in lieu of a Special Hazard Insurance Policy, the Seller may deposit cash, securities, a certificate of deposit, a letter of credit or any other instrument acceptable to each Rating Agency rating the Series in an amount and for a term acceptable to each such Rating Agency. Such a deposit will be credited to a special hazard fund or similar fund, including a fund that may also provide coverage for mortgagor bankruptcy losses, and the Trustee will be permitted to draw on the fund to recover losses that would otherwise be covered by a Special Hazard Insurance Policy. Such losses may also be allocated to the Subordinated Securities of a Series on the terms and subject to the conditions and limitations set forth in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, a Special Hazard Insurance Policy or special hazard fund may insure against losses on Mortgage Loans assigned to Trusts for other Series of Securities or that secure other mortgage-backed securities or collateralized mortgage obligations issued by the Seller or one of its affiliates, provided, however, that the extension of coverage (and corresponding assignment of the Special Hazard Insurance Policy) to any other Series or such other securities does not result in the downgrading of the credit rating of any outstanding Securities of a Series offered hereby. The Seller may also elect to insure against special hazard losses by the delivery of Additional Assets to the Trust rather than through a Special Hazard Insurance Policy or special hazard fund.

MORTGAGOR BANKRUPTCY INSURANCE ON THE MORTGAGE LOANS

     In the event of a personal bankruptcy of a Borrower, the bankruptcy court may establish the value of the Mortgaged Premises of such Borrower at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Premises. The amount of the secured debt could be reduced to such value, and the holder of such Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value so assigned to the Mortgaged Premises by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding. See "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders." Losses resulting from a bankruptcy proceeding affecting Mortgage Loans included in the Trust for a Series may be covered by mortgagor bankruptcy insurance for such Series (or any other instrument that will not result in a down-grading of the rating of the Series by any rating agency rating the Series) (the "Mortgagor Bankruptcy Insurance"). The amount and term of any Mortgagor Bankruptcy Insurance for a Series, which will be specified in the related Prospectus Supplement, must be acceptable to each Rating Agency rating the Series. Subject to the terms of the Mortgagor Bankruptcy Insurance, the issuer thereof may have the right to purchase any Mortgage Loan with respect to which a payment or drawing has been made or may be made for an amount equal to the outstanding principal amount of such Mortgage Loan plus accrued and unpaid interest thereon. In the alternative, partially or entirely in lieu of Mortgagor Bankruptcy Insurance, to the extent specified in the related Prospectus Supplement, the Seller may deposit cash, securities, a certificate of deposit, a letter of credit or any other instrument acceptable to each Rating Agency rating the Series in an initial amount acceptable to each such Rating Agency. Such a deposit will be credited to a mortgagor bankruptcy fund or similar fund or account, including a fund or account that may also provide coverage for special hazard losses, and the Trustee will be able to draw on the fund or account to recover losses that would be insured against by Mortgagor Bankruptcy Insurance. The mortgagor bankruptcy fund or account may or may not constitute a part of the Trust for a Series. The amount of the Mortgagor Bankruptcy Insurance for a Series or deposit in lieu thereof may be reduced as long as any such reduction will not result in a reduction of the then applicable rating of the Securities of that Series offered hereby by any Rating Agency rating the Series. Unless otherwise provided in the Prospectus Supplement, the Mortgagor Bankruptcy Insurance or any mortgagor bankruptcy fund may insure against losses on Mortgage Loans assigned to Trusts for other Series of Securities or that secure other mortgage-backed securities or collateralized mortgage obligations issued by the Seller or one of its affiliates, provided, however, that the extension of coverage (and corresponding assignment of the Mortgagor Bankruptcy Insurance Policy or mortgagor bankruptcy fund) to any other Series or such other Securities does not result in the downgrading of the credit rating of any outstanding

Series of Securities offered hereby. The Seller may elect to deposit Additional Assets to the Trust in lieu of obtaining Mortgagor Bankruptcy Insurance or establishing a mortgagor bankruptcy fund.

     A form of Mortgagor Bankruptcy Insurance policy has been filed as an exhibit to, or incorporated by reference into, the Registration Statements of which this Prospectus forms a part. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such form of policy.

OTHER INSURANCE

     If the Mortgage Assets for a Series include multifamily Mortgage Loans, the Borrowers thereunder generally will be required to maintain additional types of insurance, including but not limited to boiler explosion insurance and business interruption insurance. Any such insurance policies will be described in the Prospectus Supplement for such Series.

DELIVERY OF ADDITIONAL ASSETS

     To the extent provided in the related Prospectus Supplement, in lieu of providing Pool Insurance, Special Hazard Insurance, Mortgagor Bankruptcy Insurance or other insurance, the Seller may assign to the Trust for a Series of Securities non-recourse guaranties (each a "Guaranty") of the timely payment of principal and interest on Mortgage Loans included in the Trust secured by other assets satisfactory to each Rating Agency rating the Series. The Seller may also assign or undertake to deliver such other assets to the Trust by such other means as may be specified in the related Prospectus Supplement. Such other assets may consist of additional Mortgage Loans, additional Mortgage Certificates, letters of credit or other Eligible Investments ("Additional Assets").

INVESTMENT OF FUNDS

     Funds deposited in or remitted to the Asset Proceeds Account, any Reserve Fund and any other funds and accounts for a Series are to be invested by the Trustee, as directed by the Seller, in certain eligible investments ("Permitted Investments"), which may include (i) obligations of the United States or any agency thereof provided such obligations are backed by the full faith and credit of the United States, (ii) within certain limitations, securities bearing interest or sold at a discount issued by any corporation, which securities are rated in the rating category required to support the then applicable rating assigned to that Series, (iii) commercial paper which is then rated in the commercial paper rating category required to support the then applicable rating assigned to that Series, (iv) demand and time deposits, certificates of deposit, bankers' acceptances and federal funds sold by any depository institution or trust company incorporated under the laws of the United States or of any state thereof, provided that either the senior debt obligations or commercial paper of such depository institution or trust company (or provided that either the senior debt obligations or commercial paper of the parent company of such depository institution or trust company) are then rated in the security rating category required to support the then applicable rating assigned to that Series, (v) demand and time deposits and certificates of deposit issued by any bank or trust company or savings and loan association and fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (vi) guaranteed reinvestment agreements issued by any insurance company, corporation or other entity acceptable to each Rating Agency rating that Series at the time of issuance of the Series, and
(vii) certain repurchase agreements of United States government securities.

     Permitted Investments with respect to a Series will include only obligations or securities that mature on or before the date on which the Asset Proceeds Account, Reserve Fund and other funds or accounts for such Series are required or may be anticipated to be required to be applied for the benefit of the holders of such Series. Any income, gain or loss from such investments for a Series will be credited or charged to the appropriate fund or account for such Series. Reinvestment Income from Permitted Investments may be payable to the Master Servicer or the Servicers as additional servicing compensation and, in that event, will not accrue for the benefit of the Securityholders of that Series.

     If a reinvestment agreement is obtained with respect to a Series, the related Trust Agreement will require the Trustee to invest funds deposited in the Asset Proceeds Account and the Reserve Fund, if any, for that Series pursuant to the terms of the reinvestment agreement.

                    SALE AND SERVICING OF THE MORTGAGE LOANS

GENERAL

     For each Series including Mortgage Loans, one or more Servicers will provide certain customary servicing functions with respect to such Mortgage Loans pursuant to separate servicing agreements ("Servicing Agreements"), which will be assigned to the Trustee. The Master Servicer is deemed to be a Servicer for purposes of the following discussion to the extent it is directly servicing the Mortgage Loans in a Trust. The Servicers may be entitled to withhold their servicing fees and certain other fees and charges from remittances of payments received on Mortgage Loans serviced by them.

     Each Servicer of Mortgage Loans generally will be approved by FNMA or FHLMC as a servicer of mortgage loans and must be approved by the Master Servicer (if any). In determining whether to approve a Servicer, the Master Servicer will review the credit of the Servicer, including capitalization ratios, liquidity, profitability and other similar items that indicate financial ability to perform its obligations. In addition, the Master Servicer's mortgage servicing personnel review the Servicer's servicing record and evaluate the ability of the Servicer to conform with required servicing procedures. Generally, the Master Servicer will not approve a Servicer unless the Servicer has serviced conventional mortgage loans for a minimum of two years and maintains a loan servicing portfolio of at least $500,000,000. Servicers approved by the Master Servicer fall into three general categories: commercial banks, mortgage banks and thrift institutions. The Master Servicer generally will not approve a commercial bank as a Servicer unless the commercial bank maintains a capitalization ratio (defined as total equity and subordinated debt to total assets) of at least 6%. The Master Servicer generally will not approve a mortgage bank as a Servicer unless the mortgage bank has stockholders' equity of at least $1,000,000 or at least .20% of its loan servicing portfolio, whichever is greater. The Master Servicer generally will not approve a thrift institution as a Servicer unless the thrift institution maintains a capitalization ratio of at least 3% and a liquidity ratio of at least 5%. Once a Servicer is approved, the Master Servicer will continue to monitor on a regular basis the financial position and servicing performance of the Servicer.

     The duties to be performed by the Servicers include collection and remittance of principal and interest payments on the Mortgage Loans, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures, and, if necessary, the advance of funds to the extent certain payments are not made by the Borrowers and are considered to be recoverable under the applicable Insurance Policies with respect to such Series or from proceeds of liquidation of such Mortgage Loans. Each Servicer also will provide such accounting and reporting services as are necessary to enable the Master Servicer to provide required information to the Seller and the Trustee with respect to the Mortgage Loans included in the Trust for such Series. Each Servicer is entitled to a periodic servicing fee equal to a specified percentage of the outstanding principal balance of each Mortgage Loan serviced by such Servicer. With the consent of the Master Servicer, certain servicing obligations of a Servicer may be delegated to another person approved by the Master Servicer.

     Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will (i) administer and supervise the performance by the Servicers of their duties and responsibilities under the Servicing Agreements, and (ii) maintain Special Hazard Insurance, Mortgagor Bankruptcy Insurance and Pool Insurance, if required. The Master Servicer or Securities Administrator will be entitled to receive a portion of the interest payments on the Mortgage Loans included in the Trust for the Series to cover its fees as Master Servicer or Securities Administrator, as the case may be. The Master Servicer or the Trustee may terminate a Servicer who has failed to comply with its covenants or breached one of its representations contained in the Servicing Agreement. Upon termination of a Servicer by the Master Servicer, the Master Servicer will assume certain servicing obligations of the terminated Servicer, or, at its option, may appoint a substitute Servicer acceptable to the Trustee to assume the servicing obligations of the terminated Servicer.

     With respect to a Series in which Mortgage Loans are covered by a Pool Insurance Policy, if a terminated Servicer has failed to comply with its obligation under the Servicing Agreement to purchase a Mortgage Loan upon which Mortgage Insurance coverage has been denied on the grounds of fraud or misrepresentation, the Master Servicer is obligated to purchase the Mortgage Loan, subject to limitations, if any, described below under "Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans" and as may be set forth in the related Prospectus Supplement. To the extent required by the Rating Agency, the Master Servicer may secure its performance of such obligation through cash, a letter of credit or any other instrument acceptable to the Rating Agency in such amount as required by the Rating Agency. Alternatively, a Pool Insurer may agree to waive its right to deny a claim under its Pool Insurance Policy resulting from a loss sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, subject to the limitations applicable to the Master Servicer's obligation to purchase such Mortgage Loan, as set forth below under "Maintenance of Insurance Policies; Claims Thereunder and Other Realization Upon Defaulted Mortgage Loans." To the extent there are limitations on the Master Servicer's obligation to purchase Mortgage Loans included in a Trust for a Series upon which Mortgage Insurance coverage has been denied on the grounds of fraud or misrepresentation, payments to the holders of the Securities of such Series could be affected if a Servicer and the Master Servicer fail to honor their respective repurchase obligations.

     Forms of Servicing Agreements have been filed as exhibits to, or incorporated by reference into, the Registration Statements of which this Prospectus forms a part. The Seller's rights under each Servicing Agreement with respect to a Series will be assigned as assets to the Trust for such Series. The descriptions contained herein do not purport to be complete and are qualified in their entirety by reference to the form of the Servicing Agreement.

REPRESENTATIONS AND WARRANTIES

     The Seller generally will acquire Mortgage Loans from Participants, or will enter into a Funding Agreement with a Finance Company affiliated with a Participant secured by Mortgage Loans acquired from such Participant. A Participant or an affiliate may act as a Servicer of Mortgage Loans included in the Trust or an unrelated entity may act as Servicer. The Participant will make or will assign its rights in certain representations and warranties with respect to such Mortgage Loans in the agreement by which such Participant transfers its interest in such Mortgage Loans. In addition, unless otherwise provided in the Prospectus Supplement, the Servicer (which may be the Participant) will make certain representations and warranties with respect to the Mortgage Loans serviced by the Servicer in the Servicing Agreement. Except as otherwise noted in the Prospectus Supplement for a Series, a Participant and the Servicer will each represent and warrant, among other things, as follows: (i) that each Mortgage Loan has been originated in compliance with all applicable laws, rules and regulations; (ii) that no Mortgage Loan is more than 30 days delinquent as of the applicable Cut-off Date; (iii) that each Mortgage Insurance Policy is the valid and binding obligation of the Mortgage Insurer; (iv) that each Mortgage Insurance application was complete and accurate in all material respects when made; (v) that each Security Instrument constitutes a good and valid first lien on the Mortgaged Premises; and (vi) that the Borrower holds good and marketable title to the Mortgaged Premises. Except as otherwise noted in the Prospectus Supplement for a Series, the Participant is required to submit to the Trustee with each Mortgage Loan a mortgagee title insurance policy, title insurance binder, preliminary title report, or satisfactory evidence of title insurance. If a preliminary title report is delivered initially, the Participant is required to deliver a final title insurance policy or satisfactory evidence of the existence of such a policy.

     In the event the Participant or the Servicer breaches a representation or warranty made with respect to a Mortgage Loan or if any principal document executed by the Borrower relating to a Mortgage Loan is found to be defective in any material respect and the breaching party cannot cure such breach or defect within the number of days specified in the applicable agreement, the Trustee may require such breaching party to purchase such Mortgage Loan from the Trust for the applicable Series upon deposit with the Trustee of funds equal to the then Unpaid Principal Balance of such Mortgage Loan plus accrued interest thereon at the Note Rate through the end of the month in which the purchase occurs net, in the case of a purchase by the Servicer, of any unreimbursed advances of principal made by the Servicer and any outstanding servicing fees owed to the Servicer with respect to such Mortgage Loan. In the event of a breach by the Participant of a representation or warranty with respect to a Mortgage Loan or the delivery by the Participant to the Trustee of a materially defective document with respect to a Mortgage Loan, the Participant may under certain circumstances, in lieu of repurchasing such Mortgage Loan, substitute a Mortgage Loan having characteristics substantially similar to those of the defective Mortgage Loan. See "The Trusts -- Substitution of Mortgage Assets."

     Neither a Participant's nor a Servicer's obligation to purchase a Mortgage Loan will be guaranteed by the Master Servicer or the Seller, unless otherwise specified in the related Prospectus Supplement. If the Participant or a Servicer defaults upon its obligation to purchase a Mortgage Loan and no one elects to assume such obligation, distributions to the holders of the Securities could be reduced to the extent payments are not made on the Mortgage Loan. See also "The Trusts -- Assignment of Mortgage Assets" herein.

ORIGINATION OF THE MORTGAGE LOANS

     Unless otherwise provided in the Prospectus Supplement for a Series, each Mortgage Loan included in the Trust for a Series will be originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by HUD. In originating a Mortgage Loan, the loan originator (the "Originator") will follow its credit approval process in order to assess the prospective Borrower's ability to repay and the adequacy of the Mortgaged Premises as collateral. Each Originator's mortgage credit approval process for single-family residential loans follows a standard procedure which is intended to comply with applicable federal and state laws and regulations. The Originator generally will review a detailed application of the prospective Borrower designed to provide pertinent credit information, including a current balance sheet describing assets and liabilities and a statement of income and expenses, credit history with merchants and lenders, any record of bankruptcy, employment history, current and anticipated salary and deposit verification from financial institutions.

     To the extent specified in the Prospectus Supplement, Mortgage Loans may have been originated under a "limited documentation" underwriting program, where the credit approval procedures may be minimal. Under "limited documentation" programs, income and employment verifications generally need not be furnished (other than the year-to-date paycheck stubs or a W-2 for employed individuals and tax returns for two years for self-employed individuals) and deposit verifications are only required for substantial accounts listed on application forms for such programs. Participation in a limited documentation program generally is limited to individuals with no adverse credit history and to loans secured by owner-occupied residences with original loan-to-value ratios not in excess of 80%.

     An appraisal generally will be required to be made on each residence to be financed. Such appraisal generally will be made by an appraiser who, at the time the appraisal was conducted, met the minimum qualifications of FNMA or FHLMC for appraisers of conventional residential mortgage loans. The appraisal generally will be based on the appraiser's judgment of value, giving appropriate weight to both the market value of comparable homes and the cost of replacing the residence.

     Based on the data provided, certain verifications and the appraisal, a determination is made by the Originator whether the prospective Borrower has sufficient monthly income available to meet the Borrower's monthly obligations on the proposed loan and other expenses related to the residence (such as property taxes, hazard and, if applicable, primary mortgage insurance maintenance fees) and other financial obligations and monthly living expenses. Each Originator's lending guidelines for conventional single-family Mortgage Loans generally will specify that mortgage payments plus taxes and insurance and all monthly payments extending beyond 10 months (including those mentioned above and other fixed obligations, such as car payments) would equal no more than specified percentages of the Borrower's gross income. These guidelines will be applied only to the payments to be made during the first year of the loan. Other credit considerations may cause an Originator to depart from these guidelines. When two individuals co-sign the loan documents, the incomes and expenses of both individuals may be included in the computation.

     With respect to a Series, the underwriting practices described in the Prospectus Supplement may vary from those described in general herein, and with respect to the Borrower's credit standing and ability to repay the loan, may be less stringent than the underwriting standards generally acceptable to FNMA and FHLMC. In these instances, the underwriting standards are primarily intended to evaluate the value and adequacy of the Mortgaged Premises as collateral for the Mortgage Loans.

PAYMENTS ON MORTGAGE LOANS

     Pursuant to the applicable Servicing Agreements, each Servicer will be required to establish and maintain one or more separate, insured (to the available limits) custodial accounts (collectively, the "Custodial Account") into which the Servicer will be required to deposit on a daily basis payments of principal and interest received with respect to Mortgage Loans serviced by such Servicer included in the Trust for the Securities of such Series. Such amounts will include principal prepayments, Insurance Proceeds and Liquidation Proceeds, any advances by such Servicer as described herein, and proceeds of any Mortgage Loans withdrawn from the Trust for such Series, as provided in the Trust Agreement, for defects in documentation, breach of representations or warranties or otherwise.

     To the extent deposits in each Custodial Account are required to be insured by the FDIC, if at any time the sums in any Custodial Account exceed the limits of insurance on such account, the Servicer will be required within one business day to withdraw such excess funds from such account and remit such amounts to a "Servicer Custodial Account," which shall be a custodial account maintained by the Trustee, or to the Trustee or the Master Servicer for deposit in either the Asset Proceeds Account for such Series or the "Master Servicer Custodial Account" which shall be a custodial account maintained by the Master Servicer. The amount on deposit in any Servicer Custodial Account, Master Servicer Custodial Account or Asset Proceeds Account will be invested in or collateralized by Permitted Investments as described herein.

     Not later than the 24th calendar day of each month or such other day or days as may be specified in the Servicing Agreement (the "Remittance Date"), each Servicer will be required to remit to the Servicer Custodial Account or the Master Servicer Custodial Account amounts representing scheduled installments of principal and interest on the Mortgage Loans included in the Trust for such Series received or advanced by the Servicer that were due during the applicable Due Period, principal prepayments, Insurance Proceeds or guarantee proceeds, and the proceeds of liquidations of Mortgaged Premises, including funds paid by the Servicer for any such Mortgage Loans withdrawn from the Trust for such Series received during the applicable Prepayment Period, with interest to the date of prepayment or liquidation (subject to certain limitations), less applicable servicing fees, insurance premiums and amounts representing reimbursement of advances made by the Servicer. On or before the Distribution Date, the Trustee will withdraw from the Servicer Custodial Account or the Master Servicer Custodial Account and remit to the Asset Proceeds Account those amounts allocable to the Available Distribution for such Distribution Date. In addition, there will be deposited in the Asset Proceeds Account for such Series of Securities any advances of principal and interest made by the Servicer, the Master Servicer or the Trustee pursuant to the terms of the Servicing Agreement or Trust Agreement for such Series and any Insurance, guarantee or Liquidation Proceeds (including amounts paid in connection with the withdrawal of defective Mortgage Loans from the Trust for such Series) to the extent such amounts were not deposited in the related Custodial Account or received and applied by such Servicer.

     Prior to each Distribution Date for a Series (or the next preceding business day if such day is not a business day), the Master Servicer will furnish to the Trustee a statement setting forth certain information with respect to the Mortgage Loans included in the Trust for such Series.

ADVANCES

     Unless otherwise provided in the related Prospectus Supplement for a Series, the Servicing Agreements generally will provide that each Servicer will be required to advance funds to cover, to the extent that such amounts are deemed to be recoverable from any subsequent payments on that Mortgage Loan, (i) delinquent payments of principal and interest on such Mortgage Loans, (ii) delinquent payments of taxes, insurance premiums, and other escrowed items, and
(iii) foreclosure costs, including reasonable attorneys' fees. The failure of the Servicer to make any required advances under a Servicing Agreement constitutes a default under such Agreement for which the Servicer will be terminated. Upon a default by the Servicer, the Master Servicer or the Trustee may, if so provided in the Trust Agreement, be required to make advances to the extent necessary to make required distributions on certain Securities, provided that such party deems such amounts to be recoverable. Alternatively, the Seller may obtain an endorsement to the Pool Insurance Policy which obligates the Mortgage Insurer to advance delinquent payments of principal and interest. The Pool Insurer would only be obligated under such endorsement to the extent the Borrower fails to make such payment and the Servicer and the Master Servicer fail to make a required advance. The Master Servicer may agree to reimburse the Pool Insurer for any sums the Pool Insurer pays under such endorsement.

     The advance obligation of the Trustee, the Master Servicer or the Pool Insurer may be further limited to an amount specified by the Rating Agency rating the Securities. Any such advances by the Servicers, the Master Servicer, the Trustee or the Pool Insurer, as the case may be, must be deposited into the applicable Custodial Account or Servicer Custodial Account or into the Asset Proceeds Account and will be due not later than the Distribution Date to which such delinquent payment relates. Amounts so advanced by the Servicers, the Master Servicer or the Trustee, as the case may be, will be reimbursable out of future payments on the Mortgage Loans, Insurance Proceeds, Additional Assets, Liquidation Proceeds of the Mortgage Loans for which such amounts were advanced. If an advance made by a Servicer, the Master Servicer or the Trustee later proves to be unrecoverable, such Servicer, the Master Servicer or the Trustee, as the case may be, will be entitled to reimbursement from funds in the Asset Proceeds Account prior to the distribution of payments to the Securityholders.

     Any advances made by a Servicer, the Master Servicer or the Trustee with respect to Mortgage Loans included in the Trust for any Series are intended to enable the Trustee to make timely payment of the scheduled distributions of principal and interest on the Securities of such Series. However, neither the Master Servicer, the Trustee nor any Servicer will insure or guarantee the Securities of any Series or the Mortgage Loans included in the Trust for any Series.

COLLECTION AND OTHER SERVICING PROCEDURES

     The Servicing Agreements with respect to a Series will require each Servicer to make reasonable efforts to collect all payments called for under the Mortgage Loans included in the Trust for the Series and, consistent with the Servicing Agreement and the applicable Insurance Policies with respect to each Mortgage Loan, to follow such collection procedures as it normally would follow with respect to mortgage loans serviced for FNMA.

     The Note or Security Instrument used in originating a conventional Mortgage Loan may contain a "due-on-sale" clause. See "Certain Legal Aspects of Mortgage Loans -- "Due-On-Sale' Clauses." The Servicer will be required to use reasonable efforts to enforce "due-on-sale" clauses with respect to any Note or Security Instrument containing such a clause, provided that the coverage of any applicable Insurance Policy will not be adversely affected thereby. In any case in which Mortgaged Premises have been or are about to be conveyed by the Borrower and the due-on-sale clause has not been enforced or the related Note is by its terms assumable, the Servicer will be authorized, on behalf of the Trustee, to enter into an assumption agreement with the person to whom such Mortgaged Premises have been or are about to be conveyed, if such person meets certain loan underwriting criteria, including the criteria necessary to maintain the coverage provided by the applicable Mortgage Insurance Policies or otherwise required by law. In the event that the Servicer enters into an assumption agreement in connection with the conveyance of any such Mortgaged Premises, the Servicer, on behalf of the Trustee as holder of the related Note, will release the original Borrower from liability upon the Mortgage Loan and substitute the new Borrower as obligor thereon. In no event can the assumption agreement permit a decrease in the Note Rate or an increase in the term of the Mortgage Loan. Fees collected for entering into an assumption agreement will be retained by the Servicer as additional servicing compensation.

     Under the applicable Servicing Agreements with respect to a Series, each Servicer will, to the extent permitted by law, establish and maintain a custodial account or accounts (the "Escrow Account") into which certain Borrowers will be required to deposit amounts sufficient to pay taxes, assessments, Primary Mortgage and Standard Hazard Insurance premiums and other comparable items, except that certain Servicers may provide insurance coverage acceptable to the Master Servicer for such Series against loss occasioned by the failure to escrow insurance premiums rather than causing such escrows to be made. Withdrawals from the Escrow Account maintained for Borrowers may be made to effect timely payment of taxes, assessments, Primary Mortgage and Standard Hazard premiums or comparable items, to reimburse the Servicer for maintaining Primary Mortgage and Standard Hazard insurance, to refund to Borrowers amounts determined to be overages, to pay interest to Borrowers on balances in the Escrow Account, if required, to repair or otherwise protect the Mortgaged Premises and to clear and terminate such account. The Servicer will be responsible for the administration of the Escrow Account and will be obligated to make advances to such account when a deficiency exists therein.

MAINTENANCE OF INSURANCE POLICIES; CLAIMS THEREUNDER AND
OTHER REALIZATION UPON DEFAULTED MORTGAGE LOANS

     To the extent specified in the related Prospectus Supplement, the Servicer will be required to maintain a Standard Hazard Insurance Policy with respect to each Mortgaged Premises in full force and effect as long as such coverage is required under the Servicing Agreement and to pay the premium therefor on a timely basis. Unless otherwise provided in the Prospectus Supplement, each Servicing Agreement with respect to a Series will also require the Servicer to maintain a Primary Mortgage Insurance Policy for each single-family Mortgage Loan with a loan-to-value ratio in excess of 80% included in the Trust unless such insurance is waived by the Master Servicer.

     The Master Servicer with respect to a Series may be required to maintain any Special Hazard Insurance Policy, any Mortgagor Bankruptcy Insurance and any Pool Insurance Policy for such Series in full force and effect throughout the term of the Trust, subject to payment of the applicable premiums by the Trustee. The Master Servicer will be required to notify the Trustee to pay from amounts in the Trust the premiums for any such Special Hazard Insurance Policy, any such Mortgagor Bankruptcy Insurance and any such Pool Insurance Policy for such Series on a timely basis. Any such premiums may be payable on a monthly basis in advance, or pursuant to any other payment schedule acceptable to the applicable insurer. In the event that such Special Hazard Insurance Policy, such Mortgagor Bankruptcy Insurance or such Pool Insurance Policy for such Series is canceled or terminated for any reason (other than the exhaustion of total policy coverage), the Master Servicer will be obligated to obtain from another insurer a comparable replacement policy with a total coverage which is equal to the then existing coverage (or such lesser amount if the Master Servicer confirms in writing with the Rating Agency rating the Securities that such lesser amount will not impair the rating on the Securities) of such Special Hazard Insurance Policy, such Mortgagor Bankruptcy Insurance or such Pool Insurance Policy. However, if the cost of any such replacement policy or bond is greater than the cost of the policy or bond which has been terminated, then the amount of the coverage will be reduced to a level such that the applicable premium will not exceed the cost of the premium for the policy or bond that was terminated.

     The Master Servicer will not require that a standard hazard or flood insurance policy be maintained on the Cooperative Dwelling relating to any Cooperative Loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's Cooperative Dwelling or such Cooperative's building could significantly reduce the value of the collateral securing such Cooperative Loan to the extent not covered by other credit support.

     Each Servicing Agreement and Trust Agreement with respect to a Series will require the Servicer or the Master Servicer, as the case may be, to present claims to the insurer under any Insurance Policy applicable to the Mortgage Loans included in the Trust for such Series and to take such reasonable steps as are necessary to permit recovery under such Insurance Policies with respect to defaulted Mortgage Loans, or losses on the Mortgaged Premises securing the Mortgage Loans.

     If any Mortgaged Premises securing a defaulted Mortgage Loan included in the Trust for a Series are damaged and the proceeds, if any, from the related Standard Hazard Insurance Policy or any Special Hazard Insurance Policy are insufficient to restore the damaged Mortgaged Premises to the condition to permit recovery under the related Mortgage Insurance Policy, the Servicer will not be required to expend its own funds to restore the damaged Mortgaged Premises unless it determines that such expenses will be recoverable to it through Liquidation Proceeds or Insurance Proceeds.

     Unless otherwise provided in the Prospectus Supplement, the Servicing Agreements require each Servicer to make representations with respect to each Mortgage Loan that it services, including, among other things, that the related title insurance, standard hazard insurance, flood insurance and mortgage insurance policies are legal and valid obligations of the respective insurers and that the applications submitted for such insurance, as well as the application for the inclusion of a Mortgage Loan under a Pool Insurance Policy, are accurate and complete in all material respects. If any of these representations proves to be incorrect and the Servicer fails to cure it, the Servicer will be obligated to purchase the affected Mortgage Loan at a price equal to its Unpaid Principal Balance, plus accrued and uncollected interest on that Unpaid Principal Balance to the date on which the purchase is made. For instance, if it is determined that coverage under a Mortgage Insurance Policy is not available on a defaulted Mortgage Loan because of fraud or misrepresentation in the application, a Servicer will be obligated to purchase the defaulted Mortgage Loan unless otherwise provided in the Prospectus Supplement. As noted above under "General," upon termination for cause of a Servicer by the Master Servicer, the Master Servicer will assume the servicing obligations of a terminated Servicer, or the Master Servicer, at its option, may appoint a substitute Servicer acceptable to the Trustee to assume the servicing obligations of the terminated Servicer.

     If a Servicer who is obligated fails to comply with its obligation under the Servicing Agreement to purchase a Mortgage Loan as to which coverage under a Mortgage Insurance Policy has been denied on the grounds of fraud or misrepresentation (or if the Servicer has no such obligation), the Master Servicer will be obligated to purchase the Mortgage Loan, up to an aggregate amount and for the time period specified in the Prospectus Supplement for a Series. The Master Servicer may provide a fund, insurance policy or other security to support its obligation. To the extent that a Servicer or Master Servicer fails, or is not required to, repurchase Mortgage Loans with respect to which coverage under a Mortgage Insurance Policy has been denied on the grounds of fraud or misrepresentation, distributions to the holders of the Securities could be reduced.

     The obligation of the Master Servicer to assume other unfulfilled past obligations of a terminated Servicer may be limited to the extent such limitation does not result in a downgrading of the Series secured by the related Servicing Agreement. As and to the extent required by the Rating Agency in order to rate the Securities, certain of the obligations of the Master Servicer under the Trust Agreement will be secured by cash, letters of credit, insurance policies or other instruments in an amount acceptable to the Rating Agency.

     If recovery under an applicable Mortgage Insurance Policy or from Additional Assets is not available and the Servicer or the Master Servicer is not obligated to purchase a defaulted Mortgage Loan, the Servicer or the Master Servicer nevertheless will be obligated to follow standard practice and procedures to realize upon the defaulted Mortgage Loan. See "Certain Legal Aspects of Mortgage Loans -- Environmental Considerations." In this regard, the Servicer or the Master Servicer will sell the Mortgaged Premises pursuant to foreclosure, trustee's sale or, in the event a deficiency judgment is available against the Borrower or other person (see "Certain Legal Aspects of Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders" for a description of the limited availability of deficiency judgments), proceed to seek recovery of the deficiency against the appropriate person. To the extent that the proceeds of any such liquidation proceedings are less than the Unpaid Principal Balance or Asset Value of the defaulted Mortgage Loan, there will be a reduction in the value of the assets of the Trust for the related Series such that holders of Securities of that Series may not receive distributions of principal and interest on those Securities in full.

EVIDENCE AS TO SERVICING COMPLIANCE

     Within 90 days of the end of each of its fiscal years the Servicer must provide the Master Servicer (or the Securities Administrator) with a copy of its audited financial statements for the year and a statement from the firm of independent public accountants that prepared the financial statements to the effect that, in preparing such statements, it reviewed the results of the Servicer's servicing operations in accordance with the Uniform Single-Audit Procedures for mortgage banks developed by the Mortgage Bankers Association. In addition, the Servicer will be required to deliver an officer's certificate to the effect that it has fulfilled its obligations under the Servicing Agreement during the preceding fiscal year or identifying any ways in which it has failed to fulfill its obligations during the fiscal year and the steps that have been taken to correct such failure. The Master Servicer (or the Securities Administrator) will be required to promptly make available to the Trustee any compliance reporting that it receives from a Servicer.

     Each year the Master Servicer (if any) will review each Servicer's performance under its Servicing Agreement and the status of any fidelity bond and errors and omissions policy required to be maintained by the Servicer under the Servicing Agreement.

                              THE TRUST AGREEMENTS

     The following summaries describe certain provisions of the Trust Agreement, including any Standard Terms to Trust Agreement to be incorporated by reference therein. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Trust Agreement for each Series. When particular provisions or terms used in the Trust Agreement are referred to, the actual provisions are incorporated by reference as part of such summaries.

MASTER SERVICER OR SECURITIES ADMINISTRATOR

     Unless otherwise specified in the Prospectus Supplement, the Master Servicer or Securities Administrator will be responsible under the Trust Agreement for providing general administrative services to a Trust including, among other things, (i) oversight of payments received on Mortgage Assets, (ii) monitoring the amounts on deposit in various trust accounts, (iii) calculation of the amounts payable to Securityholders on each Distribution Date, (iv) preparation of periodic reports to the Trustee or the Securityholders with respect to the foregoing matters, (v) preparation of federal and state tax and information returns, and (vi) preparation of reports, if any, required under the Securities Exchange Act of 1934, as amended. In addition, with respect to a Trust that includes single-family Mortgage Loans, the Master Servicer will be required by the Trust Agreement to supervise and administer the performance of Servicers, to make advances of delinquent payments of principal and interest on the Mortgage Loans to the limited extent described herein under the heading "Sale and Servicing of Mortgage Loans -- Advances," if such amounts are not advanced by a Servicer, and to perform the servicing obligations of a terminated Servicer. The Master Servicer's obligations to act as a servicer following the termination of a Servicing Agreement will not, however, require the Master Servicer to (i) purchase Mortgage Loans from the Trust due to a breach by the Servicer of a representation or warranty under the Servicing Agreement, (ii) purchase from the Trust any Converted Mortgage Loan or (iii) advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent advance obligation under the Trust Agreement. The Master Servicer may delegate its responsibilities under the Trust Agreement; provided, however, that no such delegation shall release the Master Servicer from its responsibilities or liabilities arising under the Trust Agreement.

     The Master Servicer or Securities Administrator for a Series may resign from its obligations and duties under the Trust Agreement with respect to such Series, but no such resignation will become effective until the Trustee or a successor master servicer or securities administrator has assumed the Master Servicer's or Securities Administrator's obligations and duties. If specified in the Prospectus Supplement for a Series, the Seller may appoint a stand-by Master Servicer, which will assume the obligations of the Master Servicer upon a default by the Master Servicer.

THE TRUSTEE

     The Trustee under each Trust Agreement will be named in the related Prospectus Supplement. The Trustee must be a corporation or a national banking association organized under the laws of the United States or any state and authorized under the laws of the jurisdiction in which it is organized to have corporate trust powers. It must also have combined capital and surplus of at least $50,000,000 and be subject to regulation and examination by state or federal regulatory authorities. Although the Trustee may not be an affiliate of the Seller or the Master Servicer, either the Seller or the Master Servicer may maintain normal banking relations with the Trustee if the Trustee is a depository institution.

     The Trustee may resign at any time, in which event the Seller will be obligated to appoint a successor Trustee. The Seller will also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Trust Agreement or if the Trustee becomes insolvent. The Trustee may also be removed at any time by the holders of Securities entitled to at least 51% of the Voting Rights of such Series. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

AMENDMENT

     Generally, unless otherwise specified in the related Prospectus Supplement, the Trust Agreement may be amended by the parties thereto with the consent of the holders of outstanding Securities holding at least 66% of the Voting Rights of a Series. However, no amendment that (i) reduces in any manner or delays the timing of payments on the Mortgage Assets or distributions to the Securityholders or (ii) reduces the percentage of Securityholders required to authorize an amendment to the Trust Agreement may be made unless each holder of a Security affected by such amendment consents. The Trust Agreement may also be amended by the parties thereto without the consent of Securityholders, for the purpose of, among other things, (i) curing any ambiguity, (ii) correcting or supplementing any provisions thereof which may be inconsistent with any other provision therein, (iii) modifying, eliminating or adding to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust as a REMIC under the Code at all times that any REMIC Securities are outstanding or (iv) making any other provisions with respect to matters or questions arising under the Trust Agreement or matters arising with respect to the Trust which are not covered by the Trust Agreement and which shall not be inconsistent with the provisions of the Trust Agreement, provided that such action shall not adversely affect in any material respect the interests of any Securityholder. Any such amendment or supplement shall be deemed not to adversely affect in any material respect any Securityholder if there is delivered to the Trustee written notification from each Rating Agency that rated the applicable Securities to the effect that such amendment or supplement will not cause that Rating Agency to reduce the then current rating assigned to such Securities.

EVENTS OF DEFAULT

     Unless otherwise provided in the Prospectus Supplement for a Series, Events of Default under the Trust Agreement in respect of a Series of Securities will consist of (i) any default in the performance or breach of any covenant or warranty of the Master Servicer (or the Securities Administrator, as the case may be) under the Trust Agreement with respect to such Series of Securities which continues unremedied for a specified period after the giving of written notice of such failure to the Master Servicer or Securities Administrator by the Trustee or by the holders of Securities entitled to at least 25% of the aggregate Voting Rights; (ii) any failure by the Master Servicer (or the Securities Administrator, as the case may be) to make required advances with respect to delinquent Mortgage Loans in a Trust; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Master Servicer (or the Securities Administrator, as the case may be), if any, and certain actions by or on behalf of the Master Servicer or Securities Administrator indicating its insolvency or inability to pay its obligations.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default remains unremedied, the Trustee may, and at the direction of the holders of a Series of Securities entitled to a certain percentage of the Voting Rights, as specified in the Trust Agreement, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Trust Agreement covering the related Trust except that the Trustee may elect not to terminate the Master Servicer for its failure to make advances. Upon termination, the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under such Agreement (except that if the Trustee is to so succeed the Master Servicer but is prohibited by law from obligating itself to make advances regarding delinquent Mortgage Loans, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Master Servicer but is unwilling or unable so to act, it may appoint or, if the holders of Securities representing a certain percentage of the Voting Rights, as specified in the Trust Agreement, so request in writing, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing or other housing and home finance institution with a net worth of at least $15,000,000 to act as successor to the Master Servicer under the Trust Agreement or may provide cash, a letter of credit, a standby master servicing agreement or another arrangement consistent with the then-current rating of the Securities of the related Series. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the Master Servicer under the Trust Agreement.

     The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Securities covered by such Trust Agreement, unless such Securityholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

REPORTS TO SECURITYHOLDERS

     The Trustee will furnish the Securityholders with monthly statements containing information with respect to principal and interest distributions, Realized Losses and the assets of the Trust. Any financial information contained in such reports will not have been examined or reported upon by an independent public accountant. Copies of such monthly statements and any annual reports prepared by a Servicer or the Master Servicer or Securities Administrator with respect to compliance with the provisions of a Servicing Agreement or the Trust Agreement, as applicable, will be furnished to Securityholders upon request addressed to Financial Asset Securitization Inc., 901 East Byrd Street, Richmond, Virginia 23219.

TERMINATION

     Each Trust Agreement and the respective obligations and responsibilities created thereby shall terminate upon the distribution to Securityholders of all amounts required to be paid to them pursuant to the Trust Agreement following
(i) the purchase of all the Mortgage Assets in the Trust and all Mortgaged Premises or Manufactured Homes acquired in respect thereof, if the related Prospectus Supplement so provides, or (ii) the later of the final payment or other liquidation of the last Mortgage Asset remaining in the Trust or the disposition of all Mortgaged Premises acquired in respect thereof. See "Description of the Securities -- Optional Redemption." In no event, however, will the trust created by any Trust Agreement continue beyond the expiration of 21 years from the death of the survivor of certain persons described in such Trust Agreement. Written notice of termination of the Trust Agreement will be given to each Securityholder, and the final distribution will be made only upon surrender and cancellation of the Securities at the corporate trust office of the Trustee or its agent.

                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains summaries of certain legal aspects of mortgage loans which are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the Mortgaged Premises securing the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans. In this regard, the following discussion does not reflect federal regulations with respect to FHA Loans, VA Loans and RHS Loans.

     The following discussion is not applicable to security interests in Contracts and the repossession of Manufactured Homes. Such activity is typically not governed by a state's real estate laws, but by its motor vehicle titling statutes and Uniform Commercial Code. A general discussion of these laws will be included in the Prospectus Supplement for any Series that has Contracts as part of the Trust.

GENERAL

     The Mortgage Loans will be secured by either first mortgages or deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property encumbered by the mortgage. It is not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and, generally, on the order of filing with a state or county office. There are two parties to a mortgage: the mortgagor, who is the Borrower and owner of the property; and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a Note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties: the Borrower-property owner called the trustor (similar to a mortgagor); a lender called the beneficiary (similar to a mortgagee); and a third-party grantee called the trustee. Under a deed of trust, the Borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, with respect to the deed of trust, the directions of the beneficiary.

COOPERATIVE LOANS

     If specified in the Prospectus Supplement relating to a Series of Securities, the Mortgage Loans may also contain Cooperative Loans evidenced by promissory notes secured by security interests in shares issued by private corporations which are entitled to be treated as housing cooperatives under the Code and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the corporations' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. Such a lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

     Unless otherwise specified in the related Prospectus Supplement, all cooperative apartments relating to the Cooperative Loans are located in the State of New York. A corporation which is entitled to be treated as a housing cooperative under the Code owns all the real property or some interest therein sufficient to permit it to own the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building and/or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as property mortgagor, is also responsible for meeting these mortgage or rental obligations. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord is generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date, and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. A foreclosure by the holder of a blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of Cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans. Similarly, the termination of the land lease by its holder could eliminate or significantly diminish the value of any collateral held by the lender who financed an individual tenant-stockholder of the Cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

     The Cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights are financed through a Cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related Cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "Realizing on Cooperative Loan Security" below.

     TAX ASPECTS OF COOPERATIVE OWNERSHIP. In general, a "tenant-stockholder" (as defined in Section 216(b)(2) of the Code) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which such items are allowable as a deduction to the corporation, such section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Code must be determined on a year-to-year basis. Consequently, there can be no assurance that cooperatives relating to the Cooperative Loans will qualify under such section for any particular year. In the event that such a cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under
Section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that such a failure would be permitted to continue over a period of years appears remote.

FORECLOSURE

     Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon the Borrower and any party having a subordinate interest in the real estate including any holder of a junior encumbrance on the real estate. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not contested by any of the parties defendant. However, when the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the Mortgaged Premises. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the Mortgaged Premises to a third party upon any default by the Borrower under the terms of the Note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the Borrower and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other party having a subordinate interest in the real estate, including any holder of a junior encumbrance on the real estate. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. When the beneficiary's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

     In case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the Mortgaged Premises may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the Mortgaged Premises at the foreclosure sale. Rather, it is common for the lender to purchase the Mortgaged Premises from the trustee or receiver for an amount which may be as great as the Unpaid Principal Balance of the Note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the Borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the Mortgaged Premises suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the Mortgaged Premises. Depending upon market conditions, the ultimate proceeds of the sale of the Mortgaged Premises may not equal the lender's investment therein. Any loss may be reduced by the receipt of Insurance Proceeds. See "The Trust -- Mortgage Insurance on the Mortgage Loans" and "The Trust -- Hazard Insurance on the Mortgage Loans." Mortgaged Premises that are acquired through foreclosure generally must be sold by the Trustee within two years of the date on which it is acquired in order to satisfy certain federal income tax requirements. See "Certain Federal Income Tax Consequences."

REALIZING UPON COOPERATIVE LOAN SECURITY

     The Cooperative shares and proprietary lease or occupancy agreement owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be canceled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative apartment building incurred by such tenant-stockholder. Commonly, rent and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event the borrower defaults in the performance of covenants thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

     In New York, lenders generally have realized upon the pledged shares and proprietary lease or occupancy agreement given to secure a Cooperative Loan by public sale in accordance with the provisions of Article 9 of the New York Uniform Commercial Code (the "NY UCC") and the security agreement relating to those shares. Article 9 of the NY UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the NY UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See " -- Anti-Deficiency Legislation and Other Limitations on Lenders" below.

RIGHTS OF REINSTATEMENT AND REDEMPTION

     In some states, the Borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement or redemption period, cure the default by paying the entire amount in arrears plus certain of the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender. In some states, the Borrower has the right to reinstate the loan at any time following default until shortly before the foreclosure sale.

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the Borrower and certain foreclosed junior encumbrancers are given a statutory period in which to redeem the Mortgaged Premises from the foreclosure sale. Depending upon state law, the right of redemption may apply to sale following judicial foreclosure, or to sale pursuant to a non-judicial power of sale. Where the right of redemption is available, in some states statutory redemption may occur only upon payment of the foreclosure purchase price, accrued interest and taxes and certain of the costs and expenses incurred in enforcing the obligation. In other states, redemption may be authorized if the former Borrower pays only a portion of the sums due. In some states, the right to redeem is a statutory right and in others it is a contractual right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed Mortgaged Premises, while such right of redemption is outstanding. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run.

LEASES AND RENTS

     Multifamily mortgage loan transactions often provide for an assignment of the leases and rents pursuant to which the Borrower typically assigns its right, title and interest, as landlord under each lease and the income derived therefrom, to the lender while either obtaining a license to collect rents for so long as there is no default or providing for the direct payment to the lender. Local law, however, may require that the lender take possession of the property and appoint a receiver before becoming entitled to collect the rents under the lease.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the Borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former Borrower equal in most cases to the difference between the amount due to the lender and greater of the net amount realized upon the foreclosure sale and the market value of the Mortgaged Premises.

     Statutory provisions may limit any deficiency judgment against the former Borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the Mortgaged Premises at the time of such sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former Borrower as a result of low or no bids at the foreclosure sale.

     Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the Borrower. In other states, the lender has the option of bringing a personal action against the Borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the Borrower.

     In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the Borrower, for example, in the event of waste of the Mortgaged Premises.

     Generally, lenders realize on cooperative shares and the accompanying proprietary lease given to secure a Cooperative Loan under Article 9 of the UCC. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

     In addition to anti-deficiency and related legislation, numerous federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt.

     In a Chapter 13 proceeding under the federal Bankruptcy Code, when a court determines that the value of a home is less than the principal balance of the loan, the court may prevent a lender from foreclosing on the home, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the value of the home as it exists at the time of the proceeding, leaving the lender as a general unsecured creditor for the difference between that value and the amount of outstanding indebtedness. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, and in the case of a mortgage loan not secured by the debtor's principal residence, also may reduce the periodic payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. Certain court decisions have applied such relief to claims secured by the debtor's principal residence. If a court relieves a Borrower's obligation to repay amounts otherwise due on a Mortgage Loan, the Servicer will not be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the Securities.

     In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

     The Internal Revenue Code of 1986, as amended provides priority to certain tax liens over the lien of the mortgage or deed of trust. Other federal and state laws provide priority to certain tax and other liens over the lien of the mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and the enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

     Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (i) are entitled to have interest rates reduced and capped at 6% per annum on obligations (including mortgage loans) incurred PRIOR to the commencement of military service for the duration of military service, (ii) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service and (iii) may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (i), (ii), or (iii) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a Borrower's obligation to repay amounts otherwise due on a Mortgage Loan included in a Trust for a Series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, neither the Servicer, the Master Servicer nor the Trustee will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the Securities of such Series. Unless otherwise provided in the Prospectus Supplement for a Series, any shortfalls in interest collections on Mortgage Loans included in a Trust for a Series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each Class of Securities of such Series that is entitled to receive interest in respect of such Mortgage Loans in proportion to the interest that each such Class of Securities would have otherwise been entitled to receive in respect of such Mortgage Loans had such interest shortfall not occurred.

ENVIRONMENTAL CONSIDERATIONS

     The federal Comprehensive Environmental Response Compensation and Liability Act, as amended, ("CERCLA") imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have become sufficiently involved in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. The magnitude of the CERCLA liability at any given contaminated site is a function of the actions required to address adequately the risks to human health and the environment posed by the particular conditions at the site. As a result, such liability is not constrained by the value of the property or the amount of the original or unamortized principal balance of any loans secured by the property. Moreover, under certain circumstances, liability under CERCLA may be joint and several -- I.E., any liable party may be obligated to pay the entire cleanup costs regardless of its relative contribution to the contamination. If a lender is found to be liable, it is entitled to bring an action for contribution against other liable parties, such as the present or past owners and operators of the property. The lender nonetheless may have to bear a disproportionate share of the liability if such other parties are defunct or without substantial assets.

     Until recent legislation was adopted, it was uncertain what actions could be taken by a secured lender in the event of a loan default without it incurring exposure under CERCLA in the event the property was environmentally contaminated. The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "1996 Lender Liability Act") provides for a safe harbor for secured lenders from CERCLA liability even though the lender forecloses and sells the real estate securing the loan, provided the secured lender sells "at the earliest practicable, commercially reasonable time, at commercially reasonable terms, taking into account market conditions and legal and regulatory requirements." Although the 1996 Lender Liability Act provides significant protection to secured lenders, it has not been construed by the courts, and there are circumstances in which actions taken could expose a secured lender to CERCLA liability. And, the transferee from the secured lender is not entitled to the protections enjoyed by a secured lender. Thus, contamination may decrease the amount that prospective buyers are willing to pay for a Mortgaged Property and, thus, decrease the likelihood that the Trust will recover fully on the Mortgage Loan through foreclosure.

     Many states have environmental clean-up statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, underground storage tanks are commonly found on a wide variety of commercial and industrial properties. Federal and state laws impose liability on the owners and operators of underground storage tanks for any cleanup that may be required as a result of releases from such tanks. These laws also impose certain compliance obligations on the tank owners and operators, such as regular monitoring for leaks and upgrading of older tanks. A lender may become a tank owner or operator, and subject to compliance obligations and potential cleanup liabilities, either as a result of becoming involved in the management of a site at which a tank is located or, more commonly, by taking title to such a property. Federal and state laws also obligate property owners and operators to maintain and, under some circumstances, to remove asbestos-containing building materials and lead based paint. As a result, the presence of these materials can increase the cost of operating a property and thus diminish its value. In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosures or otherwise may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Under the laws of many states, contamination of a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing security instruments. In these states, the lien of a security instrument may lose its priority to such a "superlien."

     Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans were originated, it is possible that no environmental assessment or a very limited environmental assessment of the Mortgaged Premises was conducted. Unless otherwise specified in the related Prospectus Supplement, no representations or warranties are made by the Participant or Seller as to the absence or effect of hazardous wastes or hazardous substances on any of the Mortgaged Premises. In addition, the Servicers have not made any representations or warranties or assumed any liability with respect to the absence or effect of hazardous wastes or hazardous substances on any Mortgaged Premises or any casualty resulting from the presence or effect of hazardous wastes or hazardous substances and any loss or liability resulting from the presence or effect of such hazardous wastes or hazardous substances will reduce the amounts otherwise available to pay to the holders of the Securities.

     Unless otherwise specified in the related Prospectus Supplement, the Servicers are not permitted to foreclose on any Mortgaged Premises without the approval of the Master Servicer. The Master Servicer is not permitted to approve foreclosure on any property which it knows or has reason to know is contaminated with or affected by hazardous wastes or hazardous substances. The Master Servicer is required to inquire of any Servicer requesting approval of foreclosure whether the property proposed to be foreclosed upon is so contaminated. If a Servicer does not foreclose on Mortgaged Premises, the amounts otherwise available to pay to the holders of the Securities may be reduced. A Servicer will not be liable to the holders of the Securities if it fails to foreclose on Mortgaged Premises that it reasonably believes may be so contaminated or affected, even if such Mortgaged Premises are, in fact, not so contaminated or affected. Similarly, a Servicer will not be liable to the holders of the Securities if based on its reasonable belief that no such contamination or effect exists, the Servicer forecloses on Mortgaged Premises and takes title to such Mortgaged Premises, and thereafter such Mortgaged Premises are determined to be so contaminated or affected.

"DUE-ON-SALE" CLAUSES

     The forms of Note, mortgage and deed of trust relating to conventional Mortgage Loans may contain a "due-on-sale" clause permitting acceleration of the maturity of a loan if the Borrower transfers its interest in the Mortgaged Premises. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, effective October 15, 1982, Congress enacted the Garn-St Germain Depository Institutions Act of 1982 (the "Act"), which, after a 3-year grace period, preempted state laws which prohibit the enforcement of due-on-sale clauses by providing, among other matters, that "due-on-sale" clauses in certain loans (which loans include the conventional Mortgage Loans) made after the effective date of the Act are enforceable within certain limitations as set forth in the Act and the regulations promulgated thereunder.

     By virtue of the Act, the mortgage lender generally may be permitted to accelerate any conventional Mortgage Loan which contains a "due-on-sale" clause upon transfer of an interest in the Mortgaged Premises. With respect to any Mortgage Loan secured by a residence occupied or to be occupied by the Borrower, this ability to accelerate will not apply to certain types of transfers, including (i) the granting of a leasehold interest which has a term of three years or less and which does not contain an option to purchase, (ii) a transfer to a relative resulting from the death of a Borrower, or a transfer where the spouse or child(ren) becomes an owner of the Mortgaged Premises in each case where the transferee(s) will occupy the Mortgaged Premises, (iii) a transfer resulting from a decree of dissolution of marriage, legal separation agreement or from an incidental property settlement agreement by which the spouse becomes an owner of the Mortgaged Premises, (iv) the creation of a lien or other encumbrance subordinate to the lender's security instrument which does not relate to a transfer of rights of occupancy in the Mortgaged Premises (provided that such lien or encumbrance is not created pursuant to a contract for deed),
(v) a transfer by devise, descent or operation of law on the death of a joint tenant or tenant by the entirety, and (vi) other transfers as set forth in the Act and the regulations thereunder. As a result, a lesser number of Mortgage Loans which contain "due-on-sale" clauses may extend to full maturity than earlier experience would indicate with respect to single-family mortgage loans. The extent of the effect of the Act on the average lives and delinquency rates of the Mortgage Loans, however, cannot be predicted. FHA and VA Loans do not contain due-on-sale clauses. See "Maturity and Prepayment Considerations."

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

     The standard form of Note, mortgage and deed of trust used by lenders may contain provisions obligating the Borrower to pay a late charge if payments are not timely made and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon late charges which a lender may collect from a Borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a Borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment fee or penalty is required to be made on a Mortgage Loan in connection with an involuntary prepayment, the obligation to make such payment will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans. Unless otherwise provided in the related Prospectus Supplement, late charges and prepayment fees (to the extent permitted by law and not waived by the Servicers) will be retained by the Servicers as additional servicing compensation.

EQUITABLE LIMITATIONS ON REMEDIES

     Courts have imposed general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the Borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that may be fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the Borrower's default and the likelihood that the Borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required lenders to reinstate loans or recast payment schedules to accommodate Borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of lenders to foreclose if the default under the Security Instrument is not monetary, such as the Borrower failing to adequately maintain the Mortgaged Premises or the Borrower executing a second mortgage or deed of trust affecting the Mortgaged Premises. Finally, some courts have been faced with the issue whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that Borrowers under the deeds of trust receive notices in addition to the statutorily-prescribed minimum requirements. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust or under a mortgage having a power of sale does not involve sufficient state action to afford constitutional protections to the Borrower.

     The Mortgage Loans may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary default of the Borrower, after the applicable cure period. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. However, courts of any state, exercising equity jurisdiction, may refuse to allow a lender to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust and the circumstances would render the acceleration unconscionable.

SECONDARY FINANCING; DUE-ON-ENCUMBRANCE PROVISIONS

     Certain of the Mortgage Loans may not restrict secondary financing, thereby permitting the borrower to use the Mortgaged Property as security for one or more additional loans. Certain of the Mortgage Loans may preclude secondary financing (by permitting the first lender to accelerate the maturity of its loan if the borrower further encumbers the Mortgaged Premises or in some other fashion) or may require the consent of the senior lender to any junior or substitute financing; however, such provisions may be unenforceable in certain jurisdictions under certain circumstances.

     Where the Borrower encumbers the Mortgaged Premises with one or more junior liens, the senior lender is subjected to additional risk. For example, the Borrower may have difficulty servicing and repaying multiple loans or acts of the senior lender which prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the Borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the Borrower is additionally burdened. In addition, if the Borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with, delay and in certain circumstances even prevent the taking of action by the senior lender. In addition, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

                                   THE SELLER

     Financial Asset Securitization, Inc. was incorporated in Virginia under the name Ryland Mortgage Securities Corporation on April 22, 1986, as a wholly owned, limited-purpose financing subsidiary of Ryland Mortgage Company. On August 31, 1995, the Seller was sold to JST and is now a wholly owned subsidiary of JST. The Seller changed its name from Ryland Mortgage Securities Corporation to Financial Asset Securitization, Inc. by filing Articles of Amendment to its Amended and Restated Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia on September 21, 1995. JST was organized in Virginia on August 22, 1995. The Seller's principal office is located at 901 East Byrd Street, Richmond, Virginia 23219, telephone (804) 344-6575. The Seller was formed solely for the purpose of facilitating the financing and sale of financial assets. It does not intend to engage in any business or investment activities other than issuing and selling securities secured primarily by, or evidencing interests in, financial assets and taking certain actions with respect thereto. The Seller's Articles of Incorporation, which have been filed as an Exhibit to, or incorporated by reference into, the Registration Statement of which this Prospectus forms a part, limit the Seller's business to the foregoing and place certain other restrictions on the Seller's activities. The Seller has authorized capital stock consisting of 10,000 shares of Common Stock. All 10,000 of such authorized shares are held by JST.

     JST has agreed not to file a petition in bankruptcy with respect to the Seller.

                                USE OF PROCEEDS

     Substantially all of the net proceeds from the sale of each Series of Securities will be applied by the Seller to purchase the Mortgage Assets assigned to the Trust underlying such Series or to fund loans to Finance Companies secured by the pledge of Mortgage Assets to the Trust for such Series.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a summary of the anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Securities offered hereunder. The summary is based upon laws, regulations, rulings, and decisions now in effect, all of which are subject to change. Because REMIC status may be elected with respect to certain Series, this discussion includes a summary of the federal income tax consequences to holders of REMIC Securities. The discussion does not purport to deal with the federal income tax consequences to all categories of investors (such as banks, insurance companies and foreign investors), some of which may be subject to special rules. The discussion focuses primarily on investors who will hold the Securities as "capital assets" (generally, property held for investment) within the meaning of
Section 1221 of the Internal Revenue Code, although much of the discussion is applicable to other investors as well. Investors should note that, although final regulations under the REMIC provisions of the Code (the "REMIC Regulations") have been issued by the Treasury, no currently effective regulations or other administrative guidance has been issued with respect to certain provisions of the Code that are or may be applicable to Securityholders, particularly the provisions dealing with market discount and stripped debt securities. Although the Treasury recently issued final regulations dealing with original issue discount and premium, those regulations do not address directly the treatment of REMIC Regular Securities and certain other types of securities. Furthermore, the REMIC Regulations do not address many of the issues that arise in connection with the formation and operation of a REMIC. Hence, definitive guidance cannot be provided with respect to many aspects of the tax treatment of Securityholders, particularly Residual Securityholders (as described below). Moreover, this summary and the opinion referred to below are based on current law, and there can be no assurance that the Service will not take positions that would be materially adverse to investors. Finally, the summary does not purport to address the anticipated state income tax consequences to investors of owning and disposing of the Securities. Consequently, Investors should consult their own tax advisors in determining the federal, state, foreign, and any other tax consequences to them of the purchase, ownership, and disposition of the Securities.

GENERAL

     Many aspects of the federal income tax treatment of the Securities of a particular Series will depend upon whether an election is made to treat the Trust, or one or more segregated pools of Trust assets, as a REMIC. The Prospectus Supplement for each Series will indicate whether a REMIC election or elections will be made with respect to the related Trust. For each Series with respect to which one or more REMIC elections are to be made, Hunton & Williams, counsel to the Seller, will deliver a separate opinion generally to the effect that, assuming timely filing of a REMIC election or elections and compliance with the relevant Trust Agreement and certain other documents specified in the opinion, the Trust (or one or more segregated pools of Trust assets) will qualify as one or more REMICs (each, a "Series REMIC"). For each Series with respect to which a REMIC election is not to be made, Hunton & Williams will deliver a separate opinion generally to the effect that, assuming compliance with the relevant Trust Agreement and certain other documents, the Trust will be treated as a grantor trust under subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation. Those opinions will be based on existing law, but there can be no assurance that the law will not change or that contrary positions will not be taken by the Service.

REMIC SECURITIES

     REMIC Securities will be classified as either REMIC Regular Securities, which generally are treated as debt for federal income tax purposes, or Residual Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related REMIC. The Prospectus Supplement for each Series of REMIC Securities will indicate which of the Securities of such Series will be classified as REMIC Regular Securities and which will be classified as Residual Securities.

     REMIC Securities held by a thrift institution taxed as a "domestic building and loan association" will constitute a "regular or residual interest in a REMIC," as the case may be, within the meaning of Section 7701(a)(19)(C)(xi) of the Code; REMIC Securities held by a real estate investment trust ("REIT") will constitute "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code; and interest on such Securities will be considered "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B), all in the same proportion that the related REMIC's assets would so qualify. If 95 percent or more of the assets of a given Series REMIC constitute qualifying assets for Thrift Institutions and REITs, the related REMIC Securities and the income thereon will be treated entirely as qualifying assets and income for such purposes. REMIC Regular and Residual Securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. The REMIC Regular Securities generally will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code with respect to other REMICs. Effective September 1, 1997, REMIC Regular Securities held by a financial asset securitization investment trust (a "FASIT") will qualify for treatment as "permitted assets" within the meaning of Section 860L(c)(1)(G) of the Code. In the case of a Series for which two or more Series REMICs will be created, all Series REMICs will be treated as a single REMIC for purposes of determining the extent to which the related Securities and the income thereon will be treated as qualifying assets and income for such purposes. However, REMIC Securities will not qualify as government securities for REITs and regulated investment companies ("RICs") in any case.

TAX TREATMENT OF REMIC REGULAR SECURITIES

     Payments received by holders of REMIC Regular Securities generally should be accorded the same tax treatment under the Code as payments received on ordinary taxable corporate debt instruments. Except as described below for REMIC Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on REMIC Regular Securities will be treated as ordinary income to the Securityholder and a principal payment on such Securities will be treated as a return of capital to the extent that the Securityholder's basis in the Security is allocable to that payment. Holders of REMIC Regular (or Residual) Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. The Trustee or the Master Servicer will report annually to the Service and to Securityholders of record with respect to interest paid or accrued and original issue discount, if any, accrued on the Securities.

     Under temporary Treasury regulations, holders of REMIC Regular Securities issued by "single-class REMICs" who are individuals, trusts, estates, or pass-through entities in which such investors hold interests may be required to recognize certain amounts of income in addition to interest and discount income. A single-class REMIC, in general, is a REMIC that (i) would be classified as an investment trust in the absence of a REMIC election or (ii) is substantially similar to an investment trust. Under the temporary Treasury regulations, each holder of a regular or residual interest in a single-class REMIC is allocated
(i) a share of the REMIC's "allocable investment expenses" (i.e., expenses normally allowable under Section 212 of the Code, which may include servicing and administrative fees and insurance premiums) and (ii) a corresponding amount of additional income. Section 67 of the Code permits an individual, trust or estate to deduct miscellaneous itemized expenses (including Section 212 expenses) only to the extent that such expenses, in the aggregate, exceed 2% of its adjusted gross income. Consequently, an individual, trust or estate that holds a regular interest in a single-class REMIC (either directly or through a pass-through entity) will recognize additional income with respect to such regular interest to the extent that its share of allocable investment expenses, when combined with its other miscellaneous itemized deductions for the taxable year, fails to exceed 2% of its adjusted gross income. Any such additional income will be treated as interest income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount ($100,000, or $50,000 in the case of a separate return by a married individual within the meaning of Code Section 7703 for taxable year 1991 and adjusted for inflation each year thereafter) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, and (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The amount of such additional taxable income recognized by holders who are subject to the limitations of either Section 67 or Section 68 may be substantial and may reduce or eliminate the after-tax yield to such holders of an investment in the Securities of an affected Series. Where appropriate, the Prospectus Supplement for a particular REMIC Series will indicate that the holders of Securities of such Series may be required to recognize additional income as a result of the application of the limitations of either Section 67 or Section 68 of the Code. Non-corporate holders of REMIC Regular Securities evidencing an interest in a single-class REMIC also should be aware that miscellaneous itemized deductions, including allocable investment expenses attributable to such REMIC, are not deductible for purposes of the alternative minimum tax ("AMT").

ORIGINAL ISSUE DISCOUNT

     Certain Classes of REMIC Regular Securities may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. In general, such original issue discount, if any, will equal the difference between the "stated redemption price at maturity" of the REMIC Regular Security (generally, its principal amount) and its issue price. Holders of REMIC Regular Securities as to which there is original issue discount should be aware that they generally must include original issue discount in income for federal income tax purposes on an annual basis under a constant yield accrual method that reflects compounding. In general, original issue discount is treated as ordinary income and must be included in income in advance of the receipt of the cash to which it relates.

     The amount of original issue discount required to be included in a REMIC Regular Securityholder's income in any taxable year will be computed in accordance with Section 1272(a)(6) of the Code, which provides for the accrual of original issue discount under a constant yield method for certain debt instruments, such as the REMIC Regular Securities, that are subject to prepayment by reason of prepayments of underlying obligations. Under Section 1272(a)(6), the amount and rate of accrual of original issue discount on a REMIC Regular Security generally is to be calculated based on (i) a single constant yield to maturity and (ii) the prepayment rate for the related mortgage collateral and the reinvestment rate on amounts held pending distribution that were assumed in pricing the REMIC Regular Security (the "Pricing Prepayment Assumptions"). No regulatory guidance currently exists under Code Section 1272(a)(6). Accordingly, until the Treasury issues guidance to the contrary, the Master Servicer or other person responsible for computing the amount of original issue discount to be reported to a REMIC Regular Securityholder each taxable year (the "Tax Administrator") will, except as otherwise provided herein, base its computations on Code Section 1272(a)(6), final regulations governing the accrual of original issue discount on debt instruments that were issued by the Treasury on January 27, 1994, but that do not address directly the treatment of instruments that are subject to Code Section 1272(a)(6) (the "OID Regulations"), and certain other guidance, all as described below. However, there can be no assurance that such methodology represents the correct manner of calculating original issue discount on the REMIC Regular Securities. The Tax Administrator will account for income on certain REMIC Regular Securities that provide for one or more contingent payments as described in "Certain Federal Income Tax Consequences -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" herein. Prospective purchasers should be aware that none of the Seller, the Master Servicer, any Servicer or the Trustee will make any representation that the Mortgage Assets underlying a Series will in fact prepay at a rate conforming to the related Pricing Prepayment Assumptions or at any other rate.

     The amount of original issue discount on a REMIC Regular Security is the excess, if any, of the Security's "stated redemption price at maturity" over its "issue price." Under the OID Regulations, a debt instrument's stated redemption price at maturity is the sum of all payments provided by the instrument other than "qualified stated interest" ("Deemed Principal Payments"). Qualified stated interest, in general, is stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually at (i) a single fixed rate or (ii) a variable rate that meets certain requirements set out in the OID Regulations. See "Certain Federal Income Tax
Consequences -- REMIC Securities -- Original Issue Discount -- Variable Rate Securities" below. Thus, in the case of any REMIC Regular Security, the stated redemption price at maturity will equal the total amount of all Deemed Principal Payments due on that Security. In the case of any REMIC Regular Security that does not require unconditional payments of interest at least annually, the stated redemption price at maturity of such Security will equal the aggregate of all payments due, whether designated as principal, accrued interest, or current interest. The issue price of a REMIC Regular Security generally will equal the initial price at which a substantial amount of Securities of the same Class is sold to the public.

     The OID Regulations contain an aggregation rule (the "Aggregation Rule") under which two or more debt instruments issued in connection with the same transaction or related transactions (determined based on all the facts and circumstances) generally are treated as a single debt instrument for federal income tax accounting purposes if issued by a single issuer to a single holder. The Aggregation Rule, however, does not apply if the debt instrument is part of an issue (i) a substantial portion of which is traded on an established market or (ii) a substantial portion of which is issued for cash (or property traded on an established market) to parties who are not related to the issuer or holder and who do not purchase other debt instruments of the same issuer in connection with the same transaction or related transactions. In most cases, the Aggregation Rule will not apply to REMIC Regular

Securities of different Classes because one or both of the exceptions to the Aggregation Rule will have been met. Although the Tax Administrator currently intends to apply the Aggregation Rule to all REMIC regular interests in a Series REMIC that are held by a related Series REMIC, it generally will not apply the Aggregation Rule to REMIC Regular Securities for purposes of reporting to Securityholders.

     Under a DE MINIMIS rule, a REMIC Regular Security will be considered to have no original issue discount if the amount of original issue discount is less than 0.25% of the Security's stated redemption price at maturity multiplied by the weighted average maturity ("WAM") of all Deemed Principal Payments. For that purpose, the WAM of a REMIC Regular Security is the sum of the amounts obtained by multiplying the amount of each Deemed Principal Payment by a fraction, the numerator of which is the number of complete years from the Security's issue date until the payment is made, and the denominator of which is the Security's stated redemption price at maturity. Although no Treasury regulations have been issued under the relevant provisions of the 1986 Act, it is expected that the WAM of a REMIC Regular Security will be computed using the Pricing Prepayment Assumptions. A REMIC Regular Securityholder will include DE MINIMIS original issue discount in income on a PRO RATA basis as stated principal payments on the Security are received or, if earlier, upon disposition of the Security, unless the Securityholder makes the "All OID Election" (as defined below).

     REMIC Regular Securities of certain Series may bear interest under terms that provide for a teaser rate period, interest holiday, or other period during which the rate of interest payable on the Securities is lower than the rate payable during the remainder of the life of the Securities ("Teaser Securities"). Under certain circumstances, a Teaser Security may be considered to have a DE MINIMIS amount of original issue discount even though the amount of original issue discount on the Security would be more than DE MINIMIS as determined as described above if the stated interest on a Teaser Security would be qualified stated interest but for the fact that during one or more accrual periods its interest rate is below the rate applicable for the remainder of its term, the amount of original issue discount on such Security that is measured against the DE MINIMIS amount of original issue discount allowable on the Security is the greater of (i) the excess of the stated principal amount of such Security over its issue price ("True Discount") and (ii) the amount of interest that would be necessary to be payable on such Security in order for all stated interest to be qualified stated interest.

     The holder of a REMIC Regular Security generally must include in gross income the sum, for all days during his taxable year on which he holds the REMIC Regular Security, of the "daily portions" of the original issue discount on such Security. In the case of an original holder of a REMIC Regular Security, the daily portions of original issue discount with respect to such Security generally will be determined by allocating to each day in any accrual period the Security's ratable portion of the excess, if any, of (i) the sum of (a) the present value of all payments under the Security yet to be received as of the close of such period plus (b) the amount of any Deemed Principal Payments received on the Security during such period over (ii) the Security's "adjusted issue price" at the beginning of such period. The present value of payments yet to be received on a REMIC Regular Security is to be computed using the Pricing Prepayment Assumptions and the Security's original yield to maturity (adjusted to take into account the length of the particular accrual period), and taking into account Deemed Principal Payments actually received on the Security prior to the close of the accrual period. The adjusted issue price of a REMIC Regular Security at the beginning of the first period is its issue price. The adjusted issue price at the beginning of each subsequent period is the adjusted issue price of the Security at the beginning of the preceding period increased by the amount of original issue discount allocable to that period and reduced by the amount of any Deemed Principal Payments received on the Security during that period. Thus, an increased (or decreased) rate of prepayments received with respect to a REMIC Regular Security will be accompanied by a correspondingly increased (or decreased) rate of recognition of original issue discount by the holder of such Security.

     The yield to maturity of a Regular Security is calculated based on (i) the Pricing Prepayment Assumptions and (ii) any contingencies not already taken into account under the Pricing Prepayment Assumptions that, considering all of the facts and circumstances as of the issue date, are more likely than not to occur. Contingencies, such as the exercise of "mandatory redemptions," that are taken into account by the parties in pricing the Regular Security typically will be subsumed in the Pricing Prepayment Assumptions and thus will be reflected in the Security's yield to maturity. The Tax Administrator's determination of whether a contingency relating to a Class of Regular Securities is more likely than not to occur is binding on each holder of a Regular Security of such Class unless the holder explicitly discloses on its federal income tax return that its determination of the yield and maturity of the Security is different from that of the Tax Administrator.

     In many cases, REMIC Regular Securities will be subject to optional redemption before their stated maturity dates. Under the OID Regulations, the Seller will be presumed to exercise its option to redeem for purposes of computing the accrual of original issue discount if, and only if, by using the optional redemption date as the maturity date and the optional redemption price as the stated redemption price at maturity, the yield to maturity of the Security is lower than it would be if the Security were not redeemed early. If the Seller is presumed to exercise its option to redeem the Securities, original issue discount on such Securities will be calculated as if the redemption date were the maturity date and the optional redemption price were the stated redemption price at maturity. In cases in which all of the Securities of a particular Series are issued at par or at a discount, the Seller will not be presumed to exercise its option to redeem the Securities because a redemption by the Seller would not lower the yield to maturity of the Securities. If, however, some Securities of a particular Series are issued at a premium, the Seller may be able to lower the yield to maturity of the Securities by exercising its redemption option. In determining whether the Seller will be presumed to exercise its option to redeem Securities when one or more Classes of the Securities is issued at a premium, the Tax Administrator will take into account all Classes of Securities that are subject to the optional redemption to the extent that they are expected to remain outstanding as of the optional redemption date, based on the Pricing Prepayment Assumptions. If, determined on a combined weighted average basis, the Securities of such Classes were issued at a premium, the Tax Administrator will presume that the Seller will exercise its option. However, the OID Regulations are unclear as to how the redemption presumption rules should apply to instruments such as the Securities, and there can be no assurance that the Service will agree with the Tax Administrator's position.

     A REMIC Regular Security having original issue discount may be acquired subsequent to its issuance for more than its adjusted issue price. If the subsequent holder's adjusted basis in such a Security, immediately after its acquisition, exceeds the sum of all Deemed Principal Payments to be received on the Security after the acquisition date, the Security will no longer have original issue discount, and the holder may be entitled to reduce the amount of interest income recognized on the Security by the amount of amortizable premium. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Amortizable Premium." If the subsequent holder's adjusted basis in the Security, immediately after the acquisition, exceeds the adjusted issue price of the Security, but is less than or equal to the sum of the Deemed Principal Payments to be received on the Security after the acquisition date, the amount of original issue discount on the Security will be reduced by a fraction, the numerator of which is the excess of the Security's adjusted basis immediately after its acquisition over the adjusted issue price of the Security and the denominator of which is the excess of the sum of all Deemed Principal Payments to be received on the Security after the acquisition date over the adjusted issue price of the Security. For that purpose, the adjusted basis of a REMIC Regular Security generally is reduced by the amount of any qualified stated interest that is accrued but unpaid as of the acquisition date. Alternatively, the subsequent holder of a REMIC Regular Security having original issue discount may make an All OID Election (as defined below) with respect to the Security.

     The OID Regulations provide that a Securityholder generally may make an election (an "All OID Election") to include in gross income all stated interest, original issue discount, DE MINIMIS original issue discount, market discount (as described below under "Certain Federal Income Tax Consequences -- REMIC Securities -- Market Discount"), and DE MINIMIS market discount that accrues on a REMIC Regular Security (reduced by any acquisition premium or amortizable premium, as described below under "Certain Federal Income Tax Consequences -- REMIC Securities -- Amortizable Premium") under the constant yield method used to account for original issue discount. To make the All OID Election, the holder of the Security must attach a statement to its timely filed federal income tax return for the taxable year in which the holder acquired the Security. The statement must identify the instruments to which the election applies. An All OID Election is irrevocable unless the holder obtains the consent of the Service. If an All OID Election is made for a debt instrument with market discount, the holder is deemed to have made an election to include in income currently the market discount on all of the holder's other debt instruments with market discount, as described in "Certain Federal Income Tax
Consequences -- REMIC Securities -- Market Discount" below. In addition, if an All OID Election is made for a debt instrument with amortizable bond premium, the holder is deemed to have made an election to amortize the premium on all of the holder's other debt instruments with amortizable premium under the constant yield method. See "Certain Federal Income Tax Consequences -- REMIC
Securities -- Amortizable Premium." Securityholders should be aware that the law is unclear as to whether an All OID Election is effective for a Security that is subject to the contingent payment rules. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities."

     If the interval between the issue date of a Current Interest Security and the first Distribution Date (the "First Distribution Period") contains more days than the number of days of stated interest that are payable on the first Distribution Date, the effective interest rate received by the Securityholder during the First Distribution Period will be less than the Security's stated interest rate, making such Security a Teaser Security. If the amount of original issue discount on the Security measured under the expanded DE MINIMIS test exceeds the DE MINIMIS amount of original issue discount allowable on the Security, the amount by which the stated interest on the Security exceeds the interest that would be payable on the Security at the effective rate of interest for the First Distribution Period would be treated as part of the Security's stated redemption price at maturity. Accordingly, the holder of a Teaser Security may be required to recognize ordinary income arising from original issue discount in the First Distribution Period in addition to any qualified stated interest that accrues in that period.

     Similarly, if the First Distribution Period is shorter than the interval between subsequent Distribution Dates, the effective rate of interest payable on a Security during the First Distribution Period will be higher than the stated rate of interest if a Securityholder receives interest on the first Distribution Date based on a full accrual period. Unless the "Pre-Issuance Accrued Interest Rule" described below applies, such Security (a "Rate Bubble Security") would be issued with original issue discount unless the amount of original issue discount is DE MINIMIS. The amount of original issue discount on a Rate Bubble Security attributable to the First Distribution Period would be the amount by which the interest payment due on the first Distribution Date exceeds the amount that would have been payable had the effective rate for that Period been equal to the stated interest rate. However, under the "Pre-Issuance Accrued Interest Rule," if, (i) a portion of the initial purchase price of a Rate Bubble Security is allocable to interest that has accrued under the terms of the Security prior to its issue date ("Pre-Issuance Accrued Interest") and (ii) the Security provides for a payment of stated interest on the First Distribution Date within one year of the issue date that equals or exceeds the amount of the Pre-Issuance Accrued Interest, the Security's issue price may be computed by subtracting from the issue price the amount of Pre-Issuance Accrued Interest. If the Securityholder opts to apply the Pre-Issuance Accrued Interest Rule, the portion of the interest received on the first Distribution Date equal to the Pre-Issuance Accrued Interest would be treated as a return of such Interest and would not be treated as a payment on the Security. Thus, where the Pre-Issuance Accrued Interest Rule applies, a Rate Bubble Security will not have original issue discount attributable to the First Distribution Period, provided that the increased effective interest rate for that Period is attributable solely to Pre-Issuance Accrued Interest, as typically will be the case. The Tax Administrator intends to apply the Pre-Issuance Accrued Interest Rule to each Rate Bubble Security for which it is available if the Security's stated interest otherwise would be qualified stated interest. If, however, the First Distribution Period of a Rate Bubble Security is longer than subsequent Payment Periods, the application of the Pre-Issuance Accrued Interest Rule typically will not prevent disqualification of the Security's stated interest because its effective interest rate during the First Distribution Period will be less than its stated interest rate. Thus, a REMIC Regular Security with a long First Distribution Period typically will be a Teaser Security, as discussed above. The Pre-Issuance Accrued Interest Rule will not apply to any amount paid at issuance for such a Teaser Security that is nominally allocable to interest accrued under the terms of such Security before its issue date. All amounts paid for such a Teaser Security at issuance, regardless of how designated, will be included in the issue price of such Security for federal income tax accounting purposes.

     It is not entirely clear how income should be accrued with respect to a REMIC Regular Security, the payments on which consist entirely or primarily of a specified nonvarying portion of the interest payable on one or more of the qualified mortgages held by the REMIC (an "Interest Weighted Security"). Unless and until the Service provides contrary administrative guidance on the income tax treatment of an Interest Weighted Security, the Tax Administrator will take the position that an Interest Weighted Security does not bear qualified stated interest, and will account for the income thereon as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue
Discount -- Interest Weighted Securities and Non-VRDI Securities," herein. Some Interest Weighted Securities may provide for a relatively small amount of principal and for interest that can be expressed as qualified stated interest at a very high fixed rate with respect to that principal ("Superpremium Securities"). Superpremium Securities technically are issued with amortizable premium. However, because of their close similarity to other Interest Weighted Securities it appears more appropriate to account for Superpremium Securities in the same manner as for other Interest Weighted Securities. Consequently, in the absence of further administrative guidance, the Tax Administrator intends to account for Superpremium Securities in the same manner as other Interest Weighted Securities. However, there can be no assurance that the Service will not assert a position contrary to that taken by the Tax Administrator, and, therefore, holders of Superpremium Securities should consider making a protective election to amortize premium on such Securities.

     In view of the complexities and current uncertainties as to the manner of inclusion in income of original issue discount on the REMIC Regular Securities, each investor should consult his own tax advisor to determine the appropriate amount and method of inclusion in income of original issue discount on such Securities for federal income tax purposes.

  VARIABLE RATE SECURITIES

     A REMIC Regular Security may pay interest at a variable rate (a "Variable Rate Security"). A Variable Rate Security that qualifies as a "variable rate debt instrument" as that term is defined in the OID Regulations (a "VRDI") will be governed by the rules applicable to VRDIs in the OID Regulations, which are described below. A Variable Rate Security qualifies as a VRDI under the OID Regulations if (i) the Security is not issued at a premium to its noncontingent principal amount in excess of the lesser of (a) .015 multiplied by the product of such noncontingent principal amount and the WAM (as that term is defined above in the discussion of the DE MINIMIS rule) of the Security and (b) 15 percent of such noncontingent principal amount (an "Excess Premium"); (ii) stated interest on the Security compounds or is payable unconditionally at least annually at (a) one or more "qualified floating rates,"(b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate," or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate"; (iii) the qualified floating rate or the objective rate in effect during an accrual period is set at a current value of that rate (I.E., the value of the rate on any day occurring during the interval that begins three months prior to the first day on which that value is in effect under the Security and ends one year following that day); and (iv) the Security does not provide for contingent principal payments.

     Under Treasury regulations issued on June 12, 1996, a rate is a qualified floating rate if variations in the rate reasonably can be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. A qualified floating rate may measure contemporaneous variations in borrowing costs for the issuer of the debt instrument or for issuers in general. A multiple of a qualified floating rate is considered a qualified floating rate only if the rate is equal to either (a) the product of a qualified floating rate and a fixed multiple that is greater than
 .65 but not more than 1.35 or (b) the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35, increased or decreased by a fixed rate. If a REMIC Regular Security provides for two or more qualified floating rates that reasonably can be expected to have approximately the same values throughout the term of the Security, the qualified floating rates together will constitute a single qualified floating rate. Two or more qualified floating rates conclusively will be presumed to have approximately the same values throughout the term of a Security if the values of all rates on the issue date of the Security are within 25 basis points of each other.

     A variable rate will be considered a qualified floating rate if it is subject to a restriction or restrictions on the maximum stated interest rate (a "Cap"), a restriction or restrictions on the minimum stated interest rate (a "Floor"), a restriction or restrictions on the amount of increase or decrease in the stated interest rate (a "Governor"), or other similar restriction only if:
(a) the Cap, Floor, Governor, or similar restriction is fixed throughout the term of the related Security or (b) the Cap, Floor, Governor, or similar restriction is not reasonably expected, as of the issue date, to cause the yield on the Security to be significantly less or significantly more than the expected yield on the Security determined without such Cap, Floor, Governor, or similar restriction, as the case may be. Although the OID Regulations are unclear, it appears that a VRDI, the principal rate on which is subject to a Cap, Floor, or Governor that itself is a qualified floating rate, bears interest at an objective rate.

     An objective rate is a rate (other than a qualified floating rate) that (i) is determined using a single fixed formula, (ii) is based on objective financial or economic information, and (iii) is not based on information that either is within the control of the issuer (or a related party) or is unique to the circumstances of the issuer (or related party), such as dividends, profits, or the value of the issuer's (or related party's) stock. That definition would include, in addition to a rate that is based on one or more qualified floating rates or on the yield of actively traded personal property, a rate that is based on changes in a general inflation index. In addition, a rate would not fail to be an objective rate merely because it is based on the credit quality of the issuer. An objective rate is a qualified inverse floating rate if (i) the rate is equal to a fixed rate minus a qualified floating rate and (ii) the variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate (disregarding certain Caps, Floors, and Governors).

     If interest on a Variable Rate Security is stated at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate for a subsequent period, and the value of the variable rate on the issue date is intended to approximate the fixed rate, the fixed rate and the variable rate together constitute a single qualified floating rate or objective rate. A variable rate conclusively will be presumed to approximate an initial fixed rate if the value of the variable rate on the issue date does not differ from the value of the fixed rate by more than 25 basis points.

     All interest payable on a Variable Rate Security that qualifies as a VRDI and provides for stated interest unconditionally payable in cash or property at least annually at a single qualified floating rate or a single objective rate (a "Single Rate VRDI Security") is treated as qualified stated interest. The amount and accrual of original issue discount on a Single Rate VRDI Security is determined, in general, by converting such Security into a hypothetical fixed rate security and applying the rules applicable to fixed rate securities described under "Certain Federal Income Tax Consequences -- REMIC
Securities -- Original Issue Discount" above to such hypothetical fixed rate security. Qualified stated interest or original issue discount allocable to an accrual period with respect to a Single Rate VRDI Security also must be increased (or decreased) if the interest actually accrued or paid during such accrual period exceeds (or is less than) the interest assumed to be accrued or paid during such accrual period under the related hypothetical fixed rate security.

     Except as provided below, the amount and accrual of original issue discount on a Variable Rate Security that qualifies as a VRDI but is not a Single Rate VRDI Security (a "Multiple Rate VRDI Security") is determined by converting such Security into a hypothetical equivalent fixed rate security that has terms that are identical to those provided under the Multiple Rate VRDI Security, except that such hypothetical equivalent fixed rate security will provide for fixed rate substitutes in lieu of the qualified floating rates or objective rate provided for under the Multiple Rate VRDI Security. A Multiple Rate VRDI Security that provides for a qualified floating rate or rates or a qualified inverse floating rate is converted to a hypothetical equivalent fixed rate security by assuming that each qualified floating rate or the qualified inverse floating rate will remain at its value as of the issue date. A Multiple Rate VRDI Security that provides for an objective rate or rates is converted to a hypothetical equivalent fixed rate security by assuming that each objective rate will equal a fixed rate that reflects the yield that reasonably is expected for the Multiple Rate VRDI Security. Qualified stated interest or original issue discount allocable to an accrual period with respect to a Multiple Rate VRDI Security must be increased (or decreased) if the interest actually accrued or paid during such accrual period exceeds (or is less than) the interest assumed to be accrued or paid during such accrual period under the hypothetical equivalent fixed rate security.

     The amount and accrual of original issue discount on a Multiple Rate VRDI Security that provides for stated interest at either one or more qualified floating rates or at a qualified inverse floating rate and in addition provides for stated interest at a single fixed rate (other than an initial fixed rate that is intended to approximate the subsequent variable rate) is determined using the method described above for all other Multiple Rate VRDI Securities except that prior to its conversion to a hypothetical equivalent fixed rate security, such Multiple Rate VRDI Security is treated as if it provided for a qualified floating rate (or a qualified inverse floating rate), rather than the fixed rate. The qualified floating rate (or qualified inverse floating rate) replacing the fixed rate must be such that the fair market value of the Multiple Rate VRDI Security as of its issue date would be approximately the same as the fair market value of an otherwise identical debt instrument that provides for the qualified floating rate (or qualified inverse floating rate), rather than the fixed rate.

     REMIC Regular Securities of certain Series may provide for interest based on a weighted average of the interest rates on some or all of the Mortgage Loans or regular interests in a second REMIC held subject to the related Trust Agreement ("Weighted Average Securities"). Under the OID Regulations, it appears that Weighted Average Securities relating to a REMIC whose assets consist exclusively of ARM Loans bear interest at an "objective rate," provided the ARM Loans themselves bear interest at qualified floating rates. However, under the OID Regulations, Weighted Average Securities relating to a REMIC whose assets do not bear interest at qualified floating rates ("Non-Objective Weighted Average Securities" or "NOWA Securities") do not bear interest at an objective or a qualified floating rate and, consequently, do not qualify as VRDIs. Accordingly, unless and until the Service provides contrary administrative guidance on the income tax treatment of NOWA Securities, the Tax Administrator intends to treat such Securities as debt obligations that provide for one or more contingent payments, and will account for the income thereon as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue
Discount -- Interest Weighted Securities and Non-VRDI Securities."

     REMIC Regular Securities of certain Series may provide for the payment of interest at a rate determined as the difference between two interest rate parameters, one of which is a variable rate and the other of which is a fixed rate or a different variable rate ("Inverse Floater Securities"). Under the OID Regulations, Inverse Floater Securities generally bear interest at objective rates, because their rates either constitute "qualified inverse floating rates" under those Regulations or, although not qualified floating rates themselves, are based on one or more qualified floating rates. Consequently, if such Securities are not issued at an Excess Premium and their interest rates otherwise meet the test for qualified stated interest, the income on such Securities will be accounted for under the rules applicable to VRDIs described above. However, an Inverse Floater Security may have an interest rate parameter equal to the weighted average of the interest rates on some or all of the Mortgage Assets (or other interest bearing assets) held by the related REMIC in a case where one or more of those rates is a fixed rate or otherwise may not qualify as a VRDI. Unless and until the Service provides contrary administrative guidance on the income tax treatment of such Inverse Floater Securities, the Tax Administrator intends to treat such Securities as debt obligations that provide for one or more contingent payments, and will account for the income thereon as described in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" herein.

  INTEREST WEIGHTED SECURITIES AND NON-VRDI SECURITIES

     The treatment of a NOWA Security, a Variable Rate Security that is issued at an Excess Premium, any other Variable Rate Security that does not qualify as a VRDI (each a "Non-VRDI Security") or an Interest Weighted Security is unclear under current law. The OID Regulations contain provisions (the "Contingent Payment Regulations") that address the federal income tax treatment of debt obligations that provide for one or more contingent payments ("Contingent Payment Obligations"). Under the Contingent Payment Regulations, any variable rate debt instrument that is not a VRDI is classified as a Contingent Payment Obligation. However, the Contingent Payment Regulations, by their terms, do not apply to REMIC regular interests and other instruments that are subject to
Section 1272(a)(6) of the Code. In the absence of further guidance, the Tax Administrator will account for Non-VRDI Securities, Interest Weighted Securities, and other REMIC Regular Securities that are Contingent Payment Obligations in accordance with Code Section 1272(a)(6) and the accounting methodology described in this paragraph. Income will be accrued on such securities based on a constant yield that is derived from a projected payment schedule as of the Closing Date. The projected payment schedule will take into account the related Pricing Prepayment Assumptions and the interest payments that are expected to be made on such Securities based on the value of any relevant indices on the issue date. To the extent that actual payments differ from projected payments for a particular taxable year, appropriate adjustments to interest income and expense accruals will be made for that year. In the case of a Weighted Average Security, the projected payments schedule will be derived based on the assumption that the principal balances of the Mortgage Loans that collateralize the Security pay down pro rata.

     The method described in the foregoing paragraph for accounting for Interest Weighted Securities and Non-VRDI Securities is consistent with Code section 1272(a)(6) and the legislative history thereof. Because of the uncertainty with respect to the treatment of such Securities under the OID Regulations, however, there can be no assurance that the Service will not assert successfully that a method less favorable to Securityholders will apply. In view of the complexities and the current uncertainties as to income inclusions with respect to Non-VRDI Securities and Interest Weighted Securities, particularly with respect to the method that should be used to account for the income on such Securities, each investor should consult his or her own tax advisor to determine the appropriate amount and method of income inclusion on such Securities for federal income tax purposes.

  ANTI-ABUSE RULE

     Concerned that taxpayers might be able to structure debt instruments or transactions, or to apply the bright-line or mechanical rules of the OID Regulations, in a way that produce unreasonable tax results, the Treasury issued regulations containing an anti-abuse rule on the same date as the issuance of the OID Regulations. The regulations provide that if a principal purpose in structuring a debt instrument, engaging in a transaction, or applying the OID Regulations is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, the Service can apply or depart from the OID Regulations as necessary or appropriate to achieve a reasonable result. A result is not considered unreasonable under the regulations, however, in the absence of a substantial effect on the present value of a taxpayer's tax liability.

  MARKET DISCOUNT

     A subsequent purchaser of a REMIC Regular Security at a discount from its outstanding principal amount (or, in the case of a REMIC Regular Security having original issue discount, its adjusted issue price) will acquire such Security with "market discount." The purchaser generally will be required to recognize the market discount (in addition to any original issue discount remaining with respect to the Security) as ordinary income. A person who purchases a REMIC Regular Security at a price lower than the remaining outstanding Deemed Principal Payments but higher than its adjusted issue price does not acquire the Security with market discount, but will be required to report original issue discount, appropriately adjusted to reflect the excess of the price paid over the adjusted issue price. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount." A REMIC Regular Security will not be considered to have market discount if the amount of such market discount is DE MINIMIS, I.E., less than the product of (i) 0.25% of the remaining principal amount of the Security (or, in the case of a REMIC Regular Security having original issue discount, the adjusted issue price of such Security), multiplied by (ii) the weighted average maturity of the Security (determined as for original issue discount) remaining after the date of purchase. Regardless of whether the subsequent purchaser of a REMIC Regular Security with more than a DE MINIMIS amount of market discount is a cash-basis or accrual-basis taxpayer, market discount generally will be taken into income as principal payments (including, in the case of a REMIC Regular Security having original issue discount, any Deemed Principal Payments) are received, in an amount equal to the lesser of (i) the amount of the principal payment received or (ii) the amount of market discount that has "accrued" (as described below), but that has not yet been included in income. The purchaser may make a special election, which generally applies to all market discount instruments held or acquired by the purchaser in the taxable year of election or thereafter, to recognize market discount currently on an uncapped accrual basis (the "Current Recognition Election"). The Service has set forth in Revenue Procedure 92-67 the manner in which a Current Recognition Election may be made. In addition, a purchaser may make an All OID Election with respect to a REMIC Regular Security purchased with market discount. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount" above.

     Until the Treasury promulgates applicable regulations, the purchaser of a REMIC Regular Security with market discount generally may elect to accrue the market discount either: (i) on the basis of a constant interest rate; (ii) in the case of a REMIC Regular Security not issued with original issue discount, in the ratio of stated interest payable in the relevant period to the total stated interest remaining to be paid from the beginning of such period; or (iii) in the case of a REMIC Regular Security issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the total remaining original issue discount at the beginning of such period. The Service indicated in Revenue Procedure 92-67 the manner in which an election may be made to accrue market discount on a REMIC Regular Security on the basis of a constant interest rate. Regardless of which computation method is elected, the Pricing Prepayment Assumptions must be used to calculate the accrual of market discount.

     A Securityholder who has acquired any REMIC Regular Security with market discount generally will be required to treat a portion of any gain on a sale or exchange of the Security as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial principal payments were received. Moreover, such Securityholder generally must defer interest deductions attributable to any indebtedness incurred or continued to purchase or carry the Security to the extent they exceed income on the Security. Any such deferred interest expense, in general, is allowed as a deduction not later than the year in which the related market discount income is recognized. If a Regular Securityholder makes a Current Recognition Election or an All OID Election, the interest deferral rule will not apply. Under the Contingent Payment Regulations, a secondary market purchaser of a Non-VRDI Security or an Interest Weighted Security at a discount generally would continue to accrue interest and determine adjustments on such Security based on the original projected payment schedule devised by the issuer of such Security. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" herein. The holder of such a Security would be required, however, to allocate the difference between the adjusted issue price of the Security and its basis in the Security as positive adjustments to the accruals or projected payments on the Security over the remaining term of the Security in a manner that is reasonable (e.g., based on a constant yield to maturity).

     Treasury regulations implementing the market discount rules have not yet been issued, and uncertainty exists with respect to many aspects of those rules. For example, the treatment of a REMIC Regular Security subject to redemption at the option of the Seller that is acquired at a market discount is unclear. It appears likely, however, that the market discount rules applicable in such a case would be similar to the rules pertaining to original issue discount. Due to the substantial lack of regulatory guidance with respect to the market discount rules, it is unclear how those rules will affect any secondary market that develops for a given Class of REMIC Regular Securities. Prospective investors in REMIC Regular Securities should consult their own tax advisors as to the application of the market discount rules to those Securities.

  AMORTIZABLE PREMIUM

     A purchaser of a REMIC Regular Security who purchases the Security at a premium over the total of its Deemed Principal Payments may elect to amortize such premium under a constant yield method that reflects compounding based on the interval between payments on the Securities. The legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a REMIC Regular Security will be calculated using the Pricing Prepayment Assumptions. Under the Code, except as otherwise provided in Treasury regulations to be issued, amortized premium would be treated as an offset to interest income on a REMIC Regular Security and not as a separate deduction item. If a holder makes an election to amortize premium on a REMIC Regular Security, such election will apply to all taxable debt instruments (including all REMIC regular interests) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the Service. Purchasers who pay a premium for the REMIC Regular Securities should consult their tax advisors regarding the election to amortize premium and the method to be employed.

     Amortizable premium on a REMIC Regular Security that is subject to redemption at the option of the Trust generally must be amortized as if the optional redemption price and date were the Security's principal amount and maturity date if doing so would result in a smaller amount of premium amortization during the period ending with the optional redemption date. Thus, a Securityholder would not be able to amortize any premium on a REMIC Regular Security that is subject to optional redemption at a price equal to or greater than the Securityholder's acquisition price unless and until the redemption option expires. In cases where premium must be amortized on the basis of the price and date of an optional redemption, the Security will be treated as having matured on the redemption date for the redemption price and then having been reissued on that date for that price. Any premium remaining on the Security at the time of the deemed reissuance will be amortized on the basis of (i) the original principal amount and maturity date or (ii) the price and date of any succeeding optional redemption, under the principles described above.

     Under the Contingent Payment Regulations, a secondary market purchaser of a Non-VRDI Security or an Interest Weighted Security at a premium generally would continue to accrue interest and determine adjustments on such Security based on the original projected payment schedule devised by the issuer of such Security. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" herein. The holder of such a Security would allocate the difference between its basis in the Security and the adjusted issue price of the Security as negative adjustments to the accruals or projected payments on the Security over the remaining term of the Security in a manner that is reasonable (e.g., based on a constant yield to maturity).

CONSEQUENCES OF REALIZED LOSSES

     Under section 166 of the Code, both corporate holders of REMIC Regular Securities and noncorporate holders that acquire REMIC Regular Securities in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their REMIC Regular Securities become wholly or partially worthless as the result of one or more Realized Losses on the underlying Assets. However, a noncorporate holder that does not acquire a REMIC Regular Security in connection with its trade or business will not be entitled to deduct a loss under Code Section 166 until its REMIC Regular Security becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero), and the loss will be characterized as short-term capital loss).

     Each holder of a REMIC Regular Security will be required to accrue original issue discount income with respect to such Certificate without giving effect to any reduction in distributions attributable to a default or delinquency on the underlying Assets until a Realized Loss is allocated to such Security or until such earlier time as it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of original issue discount reported in any period by the holder of a REMIC Regular Security could exceed significantly the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Security eventually will recognize a loss or a reduction in income attributable to previously included original issue discount that, as a result of a Realized Loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income. Accordingly, holders of REMIC Regular Securities should consult with their own tax advisors with respect to the federal income tax consequences of Realized Losses on original issue discount.

     The Tax Administrator will adjust the accrual of original issue discount on REMIC Regular Securities in a manner that it believes to be appropriate to reflect Realized Losses. However, there can be no assurance that the Service will not contend successfully that a different method of accounting for the effect of Realized Losses is correct and that such method will not have an adverse effect upon the holders of REMIC Regular Securities.

  GAIN OR LOSS ON DISPOSITION

     If a REMIC Regular Security is sold, the Securityholder will recognize gain or loss equal to the difference between the amount realized on the sale and his adjusted basis in the Security. The adjusted basis of a REMIC Regular Security generally will equal the cost of the Security to the Securityholder, increased by any original issue discount or market discount previously includable in the Securityholder's gross income with respect to the Security, and reduced by the portion of the basis of the Security allocable to payments on the Security (other than qualified stated interest) previously received by the Securityholder and by any amortized premium. Similarly, a Securityholder who receives a scheduled or prepaid principal payment with respect to a REMIC Regular Security will recognize gain or loss equal to the difference between the amount of the payment and the allocable portion of his adjusted basis in the Security. Except to the extent that the market discount rules apply and except as provided below, any gain or loss on the sale or other disposition of a REMIC Regular Security generally will be capital gain or loss. Such gain or loss will be long-term gain or loss if the Security is held as a capital asset for more than the applicable holding period.

     The Taxpayer Relief Act of 1997 reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). Prospective investors should consult their own tax advisors concerning these tax law changes.

     If the holder of a REMIC Regular Security is a bank, thrift, or similar institution described in Section 582 of the Code, any gain or loss on the sale or exchange of the REMIC Regular Security will be treated as ordinary income or loss. In the case of other types of holders, gain from the disposition of a REMIC Regular Security that otherwise would be capital gain will be treated as ordinary income to the extent that the amount actually includable in income with respect to the Security by the Securityholder during his holding period is less than the amount that would have been includable in income if the yield on that Security during the holding period had been 110% of a specified U.S. Treasury borrowing rate as of the date that the Securityholder acquired the Security. Although the legislative history to the 1986 Act indicates that the portion of the gain from disposition of a REMIC Regular Security that will be recharacterized as ordinary income is limited to the amount of original issue discount (if any) on the Security that was not previously includable in income, the applicable Code provision contains no such limitation.

     A portion of any gain from the sale of a REMIC Regular Security that might otherwise be capital gain may be treated as ordinary income to the extent that such Security is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Securities or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate" (which rate is computed and published monthly by the Service) at the time the taxpayer entered into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income from the transaction.

     Currently, the highest marginal individual income tax bracket is 36%, and a 10% surtax is imposed on taxpayers whose taxable income for 1993 and later years exceeds $250,000 (resulting in a 39.6% marginal rate). The alternative minimum tax ("AMT") rate for individuals is 26% with respect to AMT income up to $175,000 and 28% with respect to AMT income over $175,000. The recently enacted Taxpayer Relief Act of 1997 (the "Relief Act") established a three-tier rate structure with respect to the net capital gain of individuals. Under the Relief Act, the highest marginal federal tax rate on net capital gains for individuals with respect to assets held for 18 months or less is 28%, as under prior law. However, the Relief Act reduces the highest marginal federal tax rate with respect to net capital gain on assets held by individuals for more than 18 months from 28% to 20%, and, for taxable years beginning after December 31, 2000 and with respect to assets held for more than 5 years, to 18%.

TAX TREATMENT OF RESIDUAL SECURITIES

  OVERVIEW

     Residual Securities will be considered residual interests in the Series REMIC to which they relate. A REMIC is an entity for federal income tax purposes consisting of a fixed pool of mortgages or other mortgage-backed assets in which investors hold multiple classes of interests. To be treated as a REMIC, the Trust (or one or more segregated pools of Trust assets) underlying a Series must meet certain continuing qualification requirements, and a REMIC election must be in effect. See "REMIC Qualification." A Series REMIC generally will be treated as a pass-through entity for federal income tax purposes, I.E., as not subject to entity-level tax. All interests in a Series REMIC other than the Residual Securities must be regular interests, I.E., REMIC Regular Securities. As described in "Tax Treatment of Regular Securities" above, a regular interest generally is an interest whose terms are analogous to those of a debt instrument and it generally is treated as such an instrument for federal income tax purposes. REMIC Regular Securities will generate interest and original issue discount deductions for the REMIC. As a residual interest, a Residual Security represents the right to (i) stated principal and interest on such Security, if any, and (ii) the income generated by the REMIC assets in excess of the amount necessary to service the regular interests and pay the REMIC's expenses. In a manner similar to that employed in the taxation of partnerships, REMIC taxable income or loss will be determined at the REMIC level, but passed through to the Residual Securityholders. Thus, REMIC taxable income or loss will be allocated pro rata to the Residual Securityholders, and each Residual Securityholder will report his share of REMIC taxable income or loss on his own federal income tax return. Prospective investors in Residual Securities should be aware that the obligation to account for the REMIC's income or loss will continue until all of the REMIC Regular Securities have been retired, which may not occur until well beyond the date on which the last payments on Residual Securities are made. In addition, because of the way in which REMIC taxable income is calculated, a Residual Securityholder may recognize "phantom" income (I.E., income recognized for tax purposes in excess of income as determined under financial accounting or economic principles) which will be matched in later years by a corresponding tax loss or reduction in taxable income, but which could lower the yield to Residual Securityholders due to the lower present value of such loss or reduction.

     A portion of the income of Residual Securityholders in certain Series REMICs will be treated unfavorably in three contexts: (i) it may not be offset by current or net operating loss deductions (except in the case of Thrift Institutions holding Residual Securities with significant value); (ii) it will be considered unrelated business taxable income ("UBTI") to tax-exempt entities; and (iii) it is ineligible for any statutory or treaty reduction in the 30 percent withholding tax otherwise available to a foreign Residual Securityholder.

     The concepts presented in this overview are discussed more fully below.

TAXATION OF RESIDUAL SECURITYHOLDERS

     A Residual Securityholder will recognize his share of REMIC taxable income or loss for each day during his taxable year on which he holds the Residual Security. The amount so recognized will be characterized as ordinary income or loss and generally will not be taxed separately to the REMIC. If a Residual Security is transferred during a calendar quarter, REMIC taxable income or loss for that quarter will be prorated between the transferor and the transferee on a daily basis.

     A REMIC generally determines its taxable income or loss in a manner similar to that of an individual using a calendar year and the accrual method of accounting. REMIC taxable income or loss will be characterized as ordinary income or loss and will consist of the REMIC's gross income, including interest, original issue discount, and market discount income, if any, on the REMIC's assets (including temporary cash flow investments) premium amortization on the REMIC Regular Securities, income from foreclosure property, and any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Securities, reduced by the REMIC's

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deductions, including deductions for interest and original issue discount expense on the REMIC Regular Securities, premium amortization and servicing fees on such assets, the administration expenses of the REMIC and the REMIC Regular Securities, any tax imposed on the REMIC's income from foreclosure property, and any bad debt deductions with respect to the Mortgage Loans. However, the REMIC may not take into account any items allocable to a "prohibited transaction." See "Certain Federal Income Tax Consequences -- REMIC Securities -- REMIC-Level Taxes." The deduction of REMIC expenses by Residual Securityholders who are individuals is subject to certain limitations as described below in "Certain Federal Income Tax Consequences -- REMIC Securities -- Special Considerations for Certain Types of Investors -- Individuals and Pass-Through Entities."

     The amount of the REMIC's net loss with respect to a calendar quarter that may be deducted by a Residual Securityholder is limited to such Securityholder's adjusted basis in the Residual Security as of the end of that quarter (or time of disposition of the Residual Security, if earlier), determined without taking into account the net loss for that quarter. A Residual Securityholder's basis in its Residual Security initially is equal to the price paid for such Security. Such basis is increased by the amount of income recognized with respect to the Residual Security and decreased (but not below zero) by the amount of distributions made and the amount of net losses recognized with respect to that Security. The amount of the REMIC's net loss allocable to a Residual Securityholder that is disallowed under the basis limitation may be carried forward indefinitely, but may be used only to offset income with respect to the related Residual Security. The ability of Residual Securityholders to deduct net losses with respect to a Residual Security may be subject to additional limitations under the Code, as to which Securityholders should consult their tax advisors. A distribution with respect to a Residual Security is treated as a non-taxable return of capital up to the amount of the Residual Securityholder's adjusted basis in his Residual Security. If a distribution exceeds the adjusted basis of the Residual Security, the excess is treated as gain from the sale of such Residual Security.

     Although the law is unclear in certain respects, a Residual Securityholder effectively should be able to recover some or all of the basis in his Residual Security as the REMIC recovers the basis of its assets through either the amortization of premium on such assets or the allocation of basis to principal payments received on such assets. The REMIC's initial aggregate basis in its assets will equal the sum of the issue prices of all Residual Securities and REMIC Regular Securities. In general, the issue price of a REMIC Regular Security of a particular Class is the initial price at which a substantial amount of the Securities of such Class is sold to the public. In the case of a REMIC Regular Security of a Class not offered to the public, the issue price is either the price paid by the first purchaser of such Security or the fair market value of the property received in exchange for such Security, as appropriate. The REMIC's aggregate basis will be allocated among its assets in proportion to their respective fair market values.

     The assets of certain Series REMICs may have bases that exceed their principal amounts. Except as indicated in "Certain Federal Income Tax Consequences -- REMIC Securities -- Treatment by the REMIC of Original Issue Discount, Market Discount, and Amortizable Premium," the premium on such assets will be amortizable under the constant yield method and the same prepayment assumptions used in pricing the Securities. The amortized premium will reduce the REMIC's taxable income or increase its tax loss for each year which will offset a corresponding amount of the stated interest or other residual cash flow, if any, allocable to the Residual Securityholders. It should be noted, however, that the law concerning the amortization of premium on mortgage loans and Mortgage Certificates is unclear in certain respects. If the Service were to contend successfully that part or all of the premium on the REMIC's assets underlying certain Series REMICs is not amortizable, the Residual Securityholders would recover the basis attributable to the unamortizable premium only as principal payments are received on such assets or upon the disposition or worthlessness of their Residual Securities. The inability to amortize part or all of the premium could give rise to timing differences between the REMIC's income and deductions, creating phantom income. Because phantom income arises from timing differences, it will be matched by a corresponding loss or reduction in taxable income in later years, during which economic or financial income will exceed REMIC taxable income. Any acceleration of taxable income, however, could lower the yield to a Residual Securityholder, since the present value of the tax paid on that income will exceed the present value of the corresponding tax reduction in the later years. The amount and timing of any phantom income are dependent upon (i) the structure of the particular Series REMIC and (ii) the rate of prepayment on the mortgage loans comprising or underlying the REMIC's assets and, therefore, cannot be predicted without reference to a particular Series REMIC.

     The assets of certain Series REMICs may have bases that are less than their principal amounts. In such a case, a Residual Securityholder will recover the basis in his Residual Security as the REMIC recovers the portion

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
of its basis in the assets that is attributable to the residual interest. The REMIC's basis in the assets is recovered as it is allocated to principal payments received by the REMIC.

     A portion of the REMIC's taxable income may be subject to special treatment. That portion ("excess inclusion income") generally is any taxable income beyond that which the Residual Securityholder would have recognized had the Residual Security been a conventional debt instrument bearing interest at 120 percent of the applicable long-term federal rate (based on quarterly compounding) as of the date on which the Residual Security was issued. Excess inclusion income generally is intended to approximate phantom income and may result in unfavorable tax consequences for certain investors. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Residual Securityholders Limitations on Offset or Exemption of REMIC Income" and "Certain Federal Income Tax Consequences -- REMIC Securities -- Special Considerations for Certain Types of Investors."

  LIMITATIONS ON OFFSET OR EXEMPTION OF REMIC INCOME

     Generally, a Residual Securityholder's taxable income for any taxable year may not be less than such Securityholder's excess inclusion income for that taxable year. Excess inclusion income is equal to the excess of REMIC taxable income for the quarterly period for the Residual Securities over the product of
(i) 120% of the long-term applicable federal rate that would have applied to the Residual Securities if they were debt instruments for federal income tax purposes on the date of their issuance and (ii) the adjusted issue price of such Residual Securities at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Security at the beginning of a quarter is the issue price of the Residual Security, increased by the amount of the daily accruals of REMIC income for all prior quarters, decreased by any distributions made with respect to such Residual Security prior to the beginning of such quarterly period. If the Residual Securityholder is an organization subject to the tax on UBTI imposed by Code Section 511, the Residual Securityholder's excess inclusion income will be treated as UBTI. In addition, under Treasury regulations yet to be issued, if a REIT or a RIC owns a Residual Security that generates excess inclusion income, a pro rata portion of the dividends paid by the REIT or the RIC generally will constitute excess inclusion income for its shareholders. Finally, Residual Securityholders that are foreign persons will not be entitled to any exemption from the 30% withholding tax or a reduced treaty rate with respect to their excess inclusion income from the REMIC. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Certain Foreign Holders of REMIC Securities -- Residual Securities" below.

  NON-RECOGNITION OF CERTAIN TRANSFERS FOR FEDERAL INCOME TAX PURPOSES

     In addition to the limitations specified above, the REMIC Regulations provide that the transfer of a "noneconomic residual interest" to a United States person will be disregarded for tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Security will constitute a noneconomic residual interest unless, at the time the interest is transferred, (i) the present value of the expected future distributions with respect to the Residual Security equals or exceeds the product of the present value of the anticipated excess inclusion income and the highest corporate tax rate for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC in amounts sufficient to satisfy the taxes on excess inclusion income as they accrue. If a transfer of a residual interest is disregarded, the transferor would continue to be treated as the owner of the Residual Security and thus would continue to be subject to tax on its allocable portion of the net income of the related REMIC. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC, (I.E., the transferor has "improper knowledge"). Under the REMIC Regulations, a transferor is presumed not to have such improper knowledge if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they come due and (ii) the transferee represents to the transferor that it understands that, as the holder of a noneconomic residual interest, it may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay the taxes associated with holding the residual interest as they become due. A similar limitation exists with respect to transfers of certain residual interests to foreign investors. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Certain Foreign Holders of REMIC
Securities -- Residual Securities" herein.

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
  OWNERSHIP OF RESIDUAL INTERESTS BY DISQUALIFIED ORGANIZATIONS

     The Code contains three sanctions that are designed to prevent or discourage the direct or indirect ownership of a REMIC residual interest (such as a Residual Security) by the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing, any tax-exempt organization (other than a farmers' cooperative described in section 521 of the Code) that is not subject to the tax on UBTI, or any rural electrical or telephone cooperative (each a "Disqualified Organization"). A corporation is not treated as an instrumentality of the United States or any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by such governmental unit.

     First, the REMIC status of any REMIC created after March 31, 1988 is dependent upon the presence of reasonable arrangements designed to prevent a Disqualified Organization from acquiring record ownership of a residual interest. Residual interests in Series REMICs (including Residual Securities) are not offered for sale to Disqualified Organizations. Furthermore, (i) residual interests in Series REMICs will be registered as to both principal and any stated interest with the Trustee (or its agent) and transfer of a residual interest may be effected only (A) by surrender of the old residual interest instrument and reissuance by the Trustee of a new residual interest instrument to the new holder or (B) through a book entry system maintained by the Trustee,
(ii) the applicable Trust Agreement will prohibit the ownership of residual interests by Disqualified Organizations, and (iii) each residual interest instrument will contain a legend providing notice of that prohibition. Consequently, each Series REMIC should be considered to have made reasonable arrangements designed to prevent the ownership of residual interests by Disqualified Organizations.

     Second, the Code imposes a one-time tax on the transferor of a residual interest (including a Residual Security or an interest therein) to a Disqualified Organization. The one-time tax equals the product of (i) the present value of the total anticipated excess inclusions with respect to the transferred residual interest for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. Under the REMIC Regulations, the anticipated excess inclusions with respect to a transferred residual interest must be based on (i) both actual prior prepayment experience and the prepayment assumptions used in pricing the related REMIC's interests and (ii) any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. The present value of anticipated excess inclusions is determined using a discount rate equal to the applicable federal rate that would apply to a debt instrument that was issued on the date the Disqualified Organization acquired the residual interest and whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the residual interest. Where a transferee is acting as an agent for a Disqualified Organization, the transferee is subject to the one-time tax. Upon the request of such transferee or the transferor, the REMIC must furnish to the requesting party and to the Service information sufficient to permit the computation of the present value of the anticipated excess inclusions. For that purpose, the term "agent" includes a broker, nominee, or other middleman. The transferor of a residual interest (including a Residual Security or interest therein) will not be liable for the one-time tax if the transferee furnishes to the transferor an affidavit that states, under penalties of perjury, that the transferee is not a Disqualified Organization, and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The one-time tax must be paid by the later of March 24, 1993 and April 15th of the year following the calendar year in which the residual interest is transferred to a Disqualified Organization. The one-time tax may be waived by the Secretary of the Treasury if, upon discovery that a transfer is subject to the one-time tax, the Disqualified Organization promptly disposes of the residual interest and the transferor pays such amounts as the Secretary may require.

     Third, the Code imposes an annual tax on any pass-through entity (I.E., RIC, REIT, common trust fund, partnership, trust, estate or cooperative described in Code section 1381) that owns a direct or indirect interest in a residual interest (including a Residual Security), if record ownership of an interest in the pass-through entity is held by one or more Disqualified Organizations. The tax imposed equals the highest corporate rate multiplied by the share of any excess inclusion income of the pass-through entity for the taxable year that is allocable to the interests in the pass-through entity held by Disqualified Organizations. The same tax applies to a nominee who acquires an interest in a residual interest (including a Residual Security) on behalf of a Disqualified Organization. For example, a broker that holds an interest in a Residual Security in "street name" for a Disqualified Organization is subject to the tax. The tax due must be paid by the later of March 24, 1993 and the fifteenth day of the fourth month following the close of the taxable year of the pass-thru entity in which the Disqualified Organization is a record holder. Any such tax imposed on a pass-through entity would be deductible against that entity's ordinary

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
income in determining the amount of its required distributions. In addition, dividends paid by a RIC or a REIT are not considered preferential dividends within the meaning of Section 562(c) of the Code solely because the RIC or REIT allocates such tax expense only to the shares held by Disqualified Organizations. A pass-through entity will not be liable for the annual tax if the record holder of the interest in the pass-through entity furnishes to the pass-through entity an affidavit that states, under penalties of perjury, that the record holder is not a Disqualified Organization, and the pass-through entity does not have actual knowledge that such affidavit is false.

     The Code and the REMIC Regulations also require that reasonable arrangements be made with respect to each REMIC to enable the REMIC to provide the Treasury and the transferor with information necessary for the application of the one-time tax described above. Consequently, the applicable Trust Agreement will provide for an affiliate to perform such information services as may be required for the application of the one-time tax. If a Residual Securityholder transfers an interest in a Residual Security in violation of the relevant transfer restrictions and triggers the information requirement, the affiliate may charge such Residual Securityholder a reasonable fee for providing the information.

SPECIAL CONSIDERATIONS FOR CERTAIN TYPES OF INVESTORS

     DEALERS IN SECURITIES. Residual Securityholders that are dealers in securities should be aware that under Treasury regulations (the "Mark-to-Market Regulations") relating to the requirement under section 475 of the Code that dealers in securities use mark-to-market accounting for federal income tax purposes, dealers in securities are not permitted to mark to market any REMIC residual interests acquired on or after January 4, 1995. Prospective purchasers of Residual Securities should consult with their tax advisors regarding the possible application of the Mark-to-Market Regulations.

     TAX-EXEMPT ENTITIES. Any excess inclusion income with respect to a Residual Security held by a tax-exempt entity, including a qualified profit-sharing, pension, or other employee benefit plan, will be treated as UBTI. Although the legislative history and statutory provisions imply otherwise, the Treasury conceivably could take the position that, under pre-existing Code provisions, substantially all income on a Residual Security (including non-excess inclusion income) is to be treated as UBTI. See "Certain Federal Income Tax
Consequences -- REMIC Securities -- Taxation of Residual Securityholders."

     INDIVIDUALS AND PASS-THROUGH ENTITIES. A Residual Securityholder who is an individual, trust, or estate will be able to deduct its allocable share of the fees or expenses relating to servicing the assets assigned to a Trust or administering the Series REMIC under Section 212 of the Code only to the extent that the amount of such fees or expenses, when combined with the Securityholder's other miscellaneous itemized deductions for the taxable year, exceeds 2% of the holder's adjusted gross income. That same limitation will apply to individuals, trusts, or estates that hold Residual Securities indirectly through a grantor trust, a partnership, an S corporation, a common trust fund, a REMIC, or a nonpublicly offered RIC. A nonpublicly offered RIC is a RIC other than one whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or
(iii) held by no fewer than 500 persons at all times during the taxable year. In addition, that limitation will apply to individuals, trusts, or estates that hold Residual Securities through any other person (i) that is not generally subject to federal income tax and (ii) the character of whose income may affect the character of the income generated by that person for its owners or beneficiaries. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount ($100,000, or $50,000 in the case of a separate return by a married individual within the meaning of Code
Section 7703 for taxable year 1991 and adjusted for inflation each year thereafter) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. In some cases, the amount of additional income that would be recognized as a result of the foregoing limitations by a Residual Securityholder who is an individual, trust, or estate could be substantial. Non-corporate holders of REMIC Residual Securities also should be aware that miscellaneous itemized deductions, including allocable investment expenses attributable to a REMIC, are not deductible for purposes of the AMT. Finally, persons holding an interest in a Residual Security indirectly through an interest in a RIC, common trust fund or one of certain corporations doing business as a cooperative generally will recognize a share of any excess inclusion allocable to that Residual Security.

     EMPLOYEE BENEFIT PLANS. See "Certain Federal Income Tax
Consequences -- Residual Securities -- Special Considerations for Certain Types of Investors -- Tax-exempt entities" and "ERISA Considerations."

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
     REITS AND RICS. If the Residual Securityholder is a REIT and the REMIC generates excess inclusion income, a portion of REIT dividends will be treated as excess inclusion income for the REIT's shareholders, in a manner to be provided by regulations. Thus, shareholders in a REIT that invests in Residual Securities could face unfavorable treatment of a portion of their REIT dividend income for purposes of (i) using current deductions or NOL carryovers or carrybacks, (ii) UBTI in the case of tax-exempt shareholders, and (iii) withholding tax in the case of foreign shareholders (see "Certain Federal Income Tax Consequences -- Residual Securities -- Special Considerations for Certain Types of Investors -- Foreign Residual Securityholders" below). Moreover, because Residual Securityholders may recognize phantom income (see "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Residual Securityholders"), a REIT contemplating an investment in Residual Securities should consider carefully the effect of any phantom income upon its ability to meet its income distribution requirements under the Code. The same rules regarding excess inclusion will apply to a Residual Securityholder that is a RIC, common trust fund, or one of certain corporations doing business as a cooperative.

     A Residual Security held by a REIT will be treated as a real estate asset for purposes of the REIT qualification requirements in the same proportion that the REMIC's assets would be treated as real estate assets if held directly by the REIT, and interest income derived from such Residual Security will be treated as qualifying interest income for REIT purposes ("Qualifying REIT Interest") to the same extent. If 95% or more of a REMIC's assets qualify as real estate assets for REIT purposes, 100% of that REMIC's regular and residual interests (including Residual Securities) will be treated as real estate assets for REIT purposes, and all of the income derived from such interests will be treated as Qualifying REIT Interest. The REMIC Regulations provide that payments of principal and interest on Mortgage Loans that are reinvested pending distribution to the holders of the REMIC Securities constitute real estate assets for REIT purposes. Two REMICs that are part of a tiered structure will be treated as one REMIC for purposes of determining the percentage of assets of each REMIC that constitutes real estate assets. It is expected that at least 95 percent of the assets of a Series REMIC will be real estate assets throughout the REMIC's life. The amount treated as a real estate asset in the case of a Residual Security apparently is limited to the REIT's adjusted basis in the Security. REITs should be aware that 100% of the interest income derived by a REIT from a residual interest in such REMIC may not be treated as Qualifying REIT Interest if the REMIC holds Mortgage Loans that provide for interest that is contingent on mortgagor profits or property appreciation.

     Significant uncertainty exists with respect to the treatment of a Residual Security for purposes of the various asset composition requirements applicable to RICs. A Residual Security should be treated as a "security," but probably will not be considered a "government security" for purposes of section 851(b)(4) of the Code. Moreover, it is unclear whether a Residual Security will be treated as a "voting security" under that Code section. Finally, because the REMIC will be treated as the "issuer" of the Residual Security for purposes of that section, a RIC would be unable to invest more than 25% of the value of its total assets in Residual Securities.

     PARTNERSHIPS. Partners in a partnership that acquires a Residual Security generally must take into account their allocable share of any income, including excess inclusion income, that is produced by the Residual Security. The partnership itself is not subject to tax on income from the Residual Security other than excess inclusion income that is allocable to partnership interests owned by Disqualified Organizations.

     FOREIGN RESIDUAL SECURITYHOLDERS. Certain adverse tax consequences may be associated with the holding of certain Residual Securities by a foreign person or with the transfer of such Securities to or from a foreign person. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Certain Foreign Holders of REMIC Securities -- Residual Securities" herein.

     THRIFT INSTITUTIONS, BANKS, AND CERTAIN OTHER FINANCIAL INSTITUTIONS. Residual Securities will be treated as qualifying real property loans and loans secured by interests in real property for Thrift Institutions in the same proportion that the assets of the REMIC would be so treated. However, if 95% or more of the assets of a given Series REMIC are qualifying assets for Thrift Institutions, 100% of that REMIC's regular and residual interests (including Residual Securities) would be treated as qualifying assets. In addition, the REMIC Regulations provide that payments of principal and interest on Mortgage Loans that are reinvested pending their distribution to the holders of the REMIC Securities will be treated as qualifying real property loans for Thrift Institutions. Moreover, two REMICs that are part of a tiered structure will be treated as one REMIC for purposes of determining the percentage of assets of each REMIC that constitutes qualifying assets for Thrift Institution purposes. It is expected that at least 95% of the assets of any Series REMIC will be qualifying assets for Thrift Institutions throughout the REMIC's life. The amount

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
of a Residual Security treated as a qualifying asset for Thrift Institutions, however, cannot exceed the holder's adjusted basis in that Residual Security.

     Generally, gain or loss arising from the sale or exchange of Residual Securities held by certain financial institutions will give rise to ordinary income or loss, regardless of the length of the holding period for the Residual Securities. Those financial institutions include banks, mutual savings banks, cooperative banks, domestic building and loan institutions, savings and loan institutions, and similar institutions.

  DISPOSITION OF RESIDUAL SECURITIES

     A Residual Securityholder will recognize gain or loss on the disposition of his Residual Security equal to the difference between the amount of proceeds (or the fair market value of any property) received and his adjusted basis in the Residual Security. If the holder has held the Residual Security for more than the applicable holding period, such gain or loss generally will be characterized as long-term capital gain or loss. In the case of banks, thrifts, and certain other financial institutions, however, gain or loss on the disposition of a Residual Security will be treated as ordinary gain or loss, regardless of the length of the holding period. See "Certain Federal Income Tax
Consequences -- REMIC Securities -- Special Considerations for Certain Types of Investors."

     A special version of the wash sale rules will apply to dispositions of Residual Securities. Under that version, losses on dispositions of Residual Securities generally will be disallowed where, within six months before or after the disposition, the seller of such Securities acquires any residual interest in a REMIC or any interest in a taxable mortgage pool. Regulations providing for appropriate exceptions to the application of the wash sale rules have been authorized, but have not yet been promulgated.

LIQUIDATION OF THE REMIC

     A REMIC may liquidate without the imposition of entity-level tax only in a qualified liquidation. A liquidation is considered qualified if the REMIC (i) adopts a plan of complete liquidation, (ii) sells all of its non-cash assets within 90 days of the date on which it adopts the plan, and (iii) distributes in liquidation all sale proceeds plus its cash (other than amounts retained to meet claims against it) to Securityholders within the 90-day period. Under the REMIC Regulations, a plan of liquidation need not be in any special form. Furthermore, if a REMIC specifies the first day in the 90-day liquidation period in a statement attached to its final tax return, the REMIC will be considered to have adopted a plan of liquidation on that date.

TREATMENT BY THE REMIC OF ORIGINAL ISSUE DISCOUNT, MARKET DISCOUNT, AND AMORTIZABLE PREMIUM

     ORIGINAL ISSUE DISCOUNT. Generally, the REMIC's deductions for original issue discount expense on its REMIC Regular Securities will be determined in the same manner as for determining the original issue discount income of the holders of such Securities, as described in "Certain Federal Income Tax
Consequences -- REMIC Securities -- Original Issue Discount" above, without regard to the DE MINIMIS rule described therein.

     MARKET DISCOUNT. In general, the REMIC will have market discount income with respect to its qualified mortgages if the basis of the REMIC in such mortgages is less than the adjusted issue prices of such mortgages. The REMIC's aggregate initial basis in its qualified mortgages (and any other assets transferred to the REMIC on the startup day) equals the aggregate of the issue prices of the regular and residual interests in the REMIC. That basis is allocated among the REMIC's qualified mortgages based on their relative fair market values. Any market discount that accrues on the REMIC's qualified mortgages will be recognized currently as an item of REMIC ordinary income. The amount of market discount income to be recognized in any period is determined in a manner generally similar to that used in the determination of original issue discount, as if the qualified mortgages had been issued (i) on the date they were acquired by the REMIC and (ii) for a price equal to the REMIC's initial basis in the qualified mortgages. The Pricing Prepayment Assumptions are used to compute the yield to maturity of the REMIC's qualified mortgages.

     PREMIUM. Generally, if the basis of the REMIC in its qualified mortgages exceeds the unpaid principal balances of those mortgages the REMIC will be considered to have acquired such mortgages at a premium equal to the amount of such excess. As stated above, the REMIC's initial basis in its qualified mortgages equals the aggregate of the issue prices of the regular and residual interests in the REMIC. As described above under "Certain Federal Income Tax Consequences -- REMIC Securities -- Amortizable Premium," a REMIC that holds a qualified mortgage as a capital asset generally may elect under Code Section 171 to amortize premium on such mortgage

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under a constant interest method, to the extent such mortgages were originated, or treated as originated, after September 27, 1985. The legislative history to the 1986 Act indicates that, while the deduction for amortization of premium will not be subject to the limitations on miscellaneous itemized deductions of individuals, it will be treated as interest expense for purposes of other provisions in the 1986 Act limiting the deductibility of interest for non-corporate taxpayers. Because substantially all of the mortgagors on the mortgage loans that comprise or underlie the qualified mortgages are expected to be individuals, Section 171 will not be available for the amortization of premium on such mortgage loans to the extent they were originated on or prior to September 27, 1985. Such premium may be amortizable under more general provisions and principles of federal income tax law in accordance with a reasonable method regularly employed by the holder of such mortgage loans. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

REMIC-LEVEL TAXES

     Income from certain transactions by the REMIC, called prohibited transactions, will not be part of the calculation of the REMIC's income or loss that is includable in the federal income tax returns of Residual Securityholders, but rather will be taxed directly to the REMIC at a 100% rate. In addition, net income from one prohibited transaction may not be offset by losses from other prohibited transactions. Prohibited transactions generally include: (i) the disposition of qualified mortgages other than pursuant to (a) the repurchase of a defective mortgage, (b) the substitution for a defective mortgage within two years of the closing date, (c) a substitution for any qualified mortgage within three months of the closing date, (d) the foreclosure, default, or imminent default of a qualified mortgage, (e) the bankruptcy or insolvency of the REMIC, (f) the sale of a convertible mortgage loan upon its conversion for an amount equal to the mortgage loan's current principal balance plus accrued but unpaid interest (and provided that certain other requirements are met) or (g) a qualified liquidation of the REMIC; (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC is permitted to hold; (iii) the receipt of compensation for services by the REMIC; and (iv) the receipt of gain from disposition of cash-flow investments other than pursuant to a qualified liquidation of the REMIC. A disposition of a qualified mortgage or cash flow investment will not give rise to a prohibited transaction, however, if the disposition was (i) required to prevent default on a regular interest resulting from a default on one or more of the REMIC's qualified mortgages or (ii) made to facilitate a clean-up call. The REMIC Regulations define a clean-up call as the redemption of a class of regular interests when, by reason of prior payments with respect to those interests, the administrative costs associated with servicing the class outweigh the benefits of maintaining the class. Under those regulations, the redemption of a class of regular interests with an outstanding principal balance of no more than 10% of the original principal balance qualifies as a clean-up call. The REMIC Regulations also provide that the modification of a mortgage loan generally will not be treated as a disposition of that loan if it is occasioned by a default or a reasonably foreseeable default, an assumption of the mortgage loan, the waiver of a due-on-sale or encumbrance clause, or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate mortgage loan.

     In addition, a REMIC generally will be taxed at a 100% rate on any contribution to the REMIC after the closing date unless such contribution is a cash contribution that (i) takes place within the three-month period beginning on the closing date, (ii) is made to facilitate a clean-up call (as described in the preceding paragraph) or a qualified liquidation (as defined in "Certain Federal Income Tax Consequences -- REMIC Securities -- Liquidation of the REMIC" above), (iii) is a payment in the nature of a guarantee, (iv) constitutes a contribution by the holder of the Residual Securities in the REMIC to a qualified reserve fund, or (v) is otherwise permitted by Treasury regulations yet to be issued. The structure and operation of Series REMICs generally will be designed to avoid the imposition of both the 100% tax on contributions and the 100% tax on prohibited transactions.

     To the extent that a REMIC derives certain types of income from foreclosure property (generally, income relating to dealer activities of the REMIC), it will be taxed on such income at the highest corporate income tax rate. It is not anticipated that any Series REMIC will receive significant amounts of such income, although the relevant law is unclear.

     The organizational documents governing the REMIC Regular and Residual Securities will be designed to prevent the imposition of the foregoing taxes on the related Series REMIC in any material amounts. If any of the foregoing taxes is imposed on a Series REMIC, the Trustee will seek to place the burden thereof on the person whose action or inaction gave rise to such taxes. To the extent that the Trustee is unsuccessful in doing so, the

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burden of such taxes will be borne by any outstanding subordinated Class of
Securities before it is borne by a more senior Class of Securities.

REMIC QUALIFICATION

     The Trust underlying a Series (or one or more designated pools of assets held by the Trust) will qualify under the Code as a REMIC in which the REMIC Regular Securities and Residual Securities will constitute the "regular interests" and "residual interests," respectively, if a REMIC election is in effect and certain tests concerning (i) the composition of the REMIC's assets and (ii) the nature of the Securityholders' interests in the REMIC are met on a continuing basis.

  ASSET COMPOSITION

     In order for a Trust (or one or more designated pools of assets held by a Trust) to be eligible for REMIC status, substantially all of the assets of the Trust (or the designated pool) must consist of "qualified mortgages" and "permitted investments" as of the close of the third month beginning after the closing date and at all times thereafter (the "Asset Qualification Test"). A REMIC will be deemed to satisfy the Asset Qualification Test if no more than a DE MINIMIS amount of its assets (I.E., assets with an aggregate adjusted basis that is less than 1 percent of the aggregate adjusted basis of all the REMIC's assets) are assets other than qualified mortgages and permitted investments. A qualified mortgage is any obligation that is principally secured by an interest in real property, including a regular interest in another REMIC, that is either transferred to the REMIC on the closing date or purchased by the REMIC pursuant to a fixed price contract within a three-month period thereafter. A qualified mortgage also includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC on the closing date and that is received either in exchange for a defective mortgage within a two-year period beginning on the closing date or in exchange for any qualified mortgage within a three-month period beginning on that date. The Mortgage Assets of each Series REMIC will be treated as qualified mortgages.

     Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. Cash flow investments are investments of amounts received with respect to qualified mortgages for a temporary period (not to exceed thirteen months) before distribution to holders of regular or residual interests in the REMIC. Qualified reserve assets are intangible investment assets (other than REMIC residual interests) that are part of a reasonably required reserve (a "Qualified Reserve Fund") maintained by the REMIC to provide for full payment of expenses of the REMIC or amounts due on the regular interests in the event of defaults or delinquencies on qualified mortgages, lower than expected returns on cash-flow investments, or interest shortfalls on qualified mortgages caused by prepayments of those mortgages. A Qualified Reserve Fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale of property held for less than three months, unless such sale was required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. To the extent that the amount in a Qualified Reserve Fund exceeds a reasonably required amount, it must be reduced "promptly and appropriately". Foreclosure property generally is property acquired by the REMIC in connection with the default or imminent default of a qualified mortgage. Property so acquired by the REMIC, however, will not be qualifying foreclosure property if the foreclosure was anticipated at the time that the related qualified mortgage was transferred to the REMIC. Furthermore, foreclosure property may not be held beyond the third taxable year after the taxable year of foreclosure unless the Secretary of the Treasury grants an extension of time within which to sell such property.

  INVESTORS' INTERESTS

     In addition to the foregoing asset qualification requirements, the various interests in a REMIC also must meet certain requirements. All of the interests in a REMIC must be issued on the closing date (or within a specified 10-day period) and belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions are made pro rata. In the case of Series that include Residual Securities, the residual interest will be represented by the Residual Securities.

     If the interest payable on any REMIC regular interest is disproportionately high relative to the specified principal amount of the interest, that interest may be treated, in whole or in part, as a second residual interest, which could result in the disqualification of the REMIC. Under the REMIC Regulations, interest payments (or similar amounts) are considered disproportionately high if the issue price of the REMIC regular interest exceeds 125% of

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the specified principal amount of the regular interest. Under the REMIC
Regulations, however, interest payable at a disproportionately high rate will not cause a REMIC Regular Security to be recharacterized as a residual interest if interest payments on the Security consist of a specified portion of the interest payments on qualified mortgages and such portion does not vary during the period that the Security is outstanding. None of the REMIC Regular Securities, will have an issue price that exceeds 125% of their respective specified principal amounts unless interest payments on those Securities consist of a specified nonvarying portion of the interest payments on one or more of the REMIC's qualified mortgages.

     A REMIC interest qualifies as a regular interest if (i) it is issued on the startup day with fixed terms, (ii) it is designated as a regular interest, (iii) it entitles its holder to a specified principal amount, and (iv) if it pays interest, such interest either (a) constitutes a specified nonvarying portion of the interest on one or more of the REMIC's qualified mortgages, (b) is payable at a fixed rate with respect to the principal amount of the regular interest, or
(c) to the extent permitted under the REMIC Regulations, is payable at a variable rate with respect to such principal amount. Pursuant to the REMIC Regulations, the following rates are permissible variable rates for REMIC regular interests: (i) a qualified floating rate set at a current value as described in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Original Issue Discount -- Variable Rate Securities" herein, without regard to the rules in the OID Regulations limiting the use of Caps, Floors, and Governors with respect to such a rate, (ii) a rate equal to the highest, lowest, or average of two or more qualified floating rates (E.G., a rate based on the average cost of funds of one or more financial institutions), or (iii) a rate equal to the weighted average of the interest rates on some or all of the qualified mortgages held by the REMIC PROVIDED, HOWEVER, that the qualified mortgages taken into account in determining the weighted average rate bear interest at a fixed rate or a rate that would be a permissible variable rate for a REMIC regular interest as described in this sentence. Under the REMIC Regulations, the presence of a ceiling or floor on the interest payable on a variable rate interest will not prevent such interest from qualifying as a regular interest. In addition, a qualifying variable rate may be expressed as a multiple of, or a constant number of basis points more or less than, one of the permissible types of variable rates described above. Finally, a limitation on the amount of interest to be paid on a variable rate regular interest based on the total amount available for distribution is permissible, provided that it is not designed to avoid the restrictions on qualifying variable rates. The REMIC Regulations also provide that the specified principal amount of a REMIC regular interest may be zero if the interest associated with such regular interest constitutes a specified nonvarying portion of the interest on one or more of the REMIC's qualified mortgages.

     The Code requires that certain arrangements be made with respect to all REMICs. Those arrangements, which are intended to prevent acquisitions of REMIC residual interests (including REMIC Residual Securities) by certain organizations that are not subject to federal income tax, are described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxation of Residual Securityholders -- Ownership of Residual Interests by Disqualified Organizations." Series REMICs will be structured to provide for such arrangements.

  CONSEQUENCES OF DISQUALIFICATION

     If a Series REMIC fails to comply with one or more of the Code's ongoing requirements for REMIC status during any taxable year, the Code provides that its REMIC status may be lost for that year and thereafter. If REMIC status is lost, the treatment of the former REMIC and the interests therein for federal income tax purposes is uncertain. The former REMIC might be entitled to treatment as a grantor trust under Subpart E, Part 1 of Subchapter J of the Code, in which case no entity-level tax would be imposed on the former REMIC. Alternatively, the REMIC Regular Securities may continue to be treated as debt instruments for federal income tax purposes, but the arrangement could be treated as a Taxable Mortgage Pool, as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Taxable Mortgage Pools" below. If a Series REMIC were treated as a Taxable Mortgage Pool, any residual income of the REMIC (I.E., interest and discount income from the Mortgage Loans less interest and original issue discount expense allocable to the REMIC Regular Securities and any administrative expenses of the REMIC) would be subject to corporate income tax at the Taxable Mortgage Pool level. On the other hand, the arrangement could be treated under Treasury regulations as a separate association taxable as a corporation and the REMIC Regular Securities would be treated as stock interests therein, rather than debt instruments. In that case, none of the payments made with respect to the REMIC Regular Securities would be deductible by the former REMIC. In the latter two cases, the Residual Securities also would be treated as stock interests in such Taxable Mortgage Pool or association, respectively. The Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for REMIC status occurs inadvertently and in good

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
faith. Such regulations have not yet been issued. The conference report accompanying the 1986 Act indicates that disqualification relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period of time in which the requirements for REMIC status are not satisfied.

  TAXABLE MORTGAGE POOLS

     Corporate income tax can be imposed on the net income of certain entities issuing non-REMIC debt obligations secured by real estate mortgages ("Taxable Mortgage Pools"). Any entity other than a REMIC or a REIT will be considered to be a Taxable Mortgage Pool if (i) substantially all of the assets of the entity consist of debt obligations and more than 50% of such obligations consist of real estate mortgages, (ii) such entity is the obligor under debt obligations with two or more maturities, and (iii) under the terms of the debt obligations on which the entity is the obligor, payments on such obligations bear a relationship to payment on the obligations held by the entity. Furthermore, a group of assets held by an entity can be treated as a separate Taxable Mortgage Pool if the assets are expected to produce significant cash flow that will support one or more of the entity's issues of debt obligations. The Seller generally will structure offerings of non-REMIC Bonds to avoid the application of the Taxable Mortgage Pool rules.

TAXATION OF CERTAIN FOREIGN HOLDERS OF REMIC SECURITIES

  REMIC REGULAR SECURITIES

     Interest, including original issue discount, paid on a REMIC Regular Security to a nonresident alien individual, foreign corporation, or other non-United States person ("Foreign Person") generally will be treated as "portfolio interest" and, therefore, will not be subject to any United States withholding tax, provided that (i) such interest is not effectively connected with a trade or business in the United States of the Securityholder, and (ii) the Trustee (or other person who would otherwise be required to withhold tax) is provided with appropriate certification that the beneficial owner of the Security is a Foreign Person ("Foreign Person Certification"). If Foreign Person Certification is not provided, interest (including original issue discount) paid on such a Security may be subject to either a 30 percent withholding tax or 31 percent backup withholding. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Backup Withholding."

  RESIDUAL SECURITIES

     Amounts paid to Residual Securityholders who are Foreign Persons are treated as interest for purposes of the 30 percent (or lower treaty rate) United States withholding tax. Under temporary Treasury Regulations, non-excess inclusion income received by Residual Securityholders who are Foreign Persons generally qualifies as "portfolio interest" exempt from the 30 percent withholding tax only to the extent that (i) the assets of the Trust REMIC are Mortgage Certificates that are issued in registered form and (ii) the Mortgage Loans underlying the Mortgage Certificates were originated after July 18, 1984. Because Mortgage Loans are not issued in registered form, amounts received by Residual Securityholders who are Foreign Persons will not be exempt from the 30 percent withholding tax to the extent such amounts relate to Mortgage Loans held directly (rather than indirectly through Mortgage Certificates) by the related REMIC. If the portfolio interest exemption is unavailable, such amounts generally will be subject to United States withholding tax when paid or otherwise distributed (or when the Residual Security is disposed of) under rules similar to those for withholding on debt instruments that have original issue discount. However, the Code grants the Treasury authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax (I.E., where the Residual Securities, as a Class, do not have significant value). Further, a Residual Securityholder will not be entitled to any exemption from the 30 percent withholding tax or a reduced treaty rate on excess inclusion income.

     Under the REMIC Regulations, a transfer of a Residual Security that has "tax avoidance potential" will be disregarded for federal income tax purposes if the transferee is a Foreign Person. A Residual Security is deemed to have tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that, for each accrual of excess inclusion, the REMIC will distribute to the transferee an amount that will equal at least 30% of the excess inclusion, and that each such amount will be distributed no later than the close of the calendar year following the calendar year of accrual (the "30% Test"). A transferor of a Residual Security to a Foreign Person will be presumed to have had a reasonable expectation that the Residual Security satisfies the 30% Test if that test would be satisfied for all Mortgage Loan prepayment rates between 50% and 200% of the Pricing Prepayment Assumption. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount," above. If a

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
Foreign Person transfers a Residual Security to a United States person and the transfer, if respected, would permit avoidance of withholding tax on accrued excess inclusion income, the transfer will be disregarded for federal income tax purposes and distributions with respect to the Residual Security will continue to be subject to 30% withholding as though the Foreign Person still owned the Residual Security. Investors who are Foreign Persons should consult their own tax advisors regarding the specific tax consequences to them of owning and disposing of a Residual Security.

BACKUP WITHHOLDING

     Under federal income tax law, a Securityholder may be subject to "backup withholding" under certain circumstances. Backup withholding may apply to a Securityholder who is a United States person if the Securityholder, among other things, (i) fails to furnish his social security number or other taxpayer identification number ("TIN") to the Trustee, (ii) furnishes the Trustee an incorrect TIN, (iii) fails to report properly interest and dividends, or (iv) under certain circumstances, fails to provide the Trustee or the Securityholder's securities broker with a certified statement, signed under penalties of perjury, that the TIN provided to the Trustee is correct and that the Securityholder is not subject to backup withholding. Backup withholding may apply, under certain circumstances, to a Securityholder who is a foreign person if the Securityholder fails to provide the Trustee or the Securityholder's securities broker with a Foreign Person Certification. Backup withholding applies to "reportable payments," which include interest payments and principal payments to the extent of accrued original issue discount, as well as distributions of proceeds from the sale of REMIC Regular Securities or REMIC Residual Securities. The backup withholding rate is 31% for payments made on or after January 1, 1993. Backup withholding, however, does not apply to payments on a Security made to certain exempt recipients, such as tax-exempt organizations, and to certain Foreign Persons. Securityholders should consult their tax advisors for additional information concerning the potential application of backup withholding to payments received by them with respect to a Security.

REPORTING AND TAX ADMINISTRATION

  REMIC REGULAR SECURITIES

     Reports will be made at least annually to holders of record of REMIC Regular Securities (other than those with respect to whom reporting is not required) and to the Internal Revenue Service as may be required by statute, regulation, or administrative ruling with respect to (i) interest paid or accrued on the Securities, (ii) original issue discount, if any, accrued on the Securities, and (iii) information necessary to compute the accrual of any market discount or the amortization of any premium on the Securities.

  RESIDUAL SECURITIES

     For purposes of federal income tax reporting and administration, a Series REMIC generally will be treated as a partnership, and the related Residual Securityholders as its partners. A Series REMIC will file an annual return on Form 1066 and will be responsible for providing information to Residual Securityholders sufficient to enable them to report properly their shares of the REMIC's taxable income or loss, although it is anticipated that such information actually will be supplied by the Trustee or the Master Servicer. The REMIC Regulations require reports to be made by a REMIC to its Residual Securityholders each calendar quarter in order to permit such Securityholders to compute their taxable income accurately. A person that holds a Residual Security as a nominee for another person is required to furnish those quarterly reports to the person for whom it is a nominee within 30 days of receiving such reports. A REMIC is required to file all such quarterly reports for a taxable year with the Service as an attachment to the REMIC's income tax return for that year. As required by the Code, a Series REMIC's taxable year will be the calendar year.

     Residual Securityholders should be aware that their responsibilities as holders of the residual interest in a REMIC, including the duty to account for their shares of the REMIC's income or loss on their returns, continue for the life of the REMIC, even after the principal and interest on their Residual Securities have been paid in full.

     Under the REMIC Regulations, a Residual Securityholder must be designated as the REMIC's tax matters person ("TMP"). The TMP generally has responsibility for overseeing and providing notice to the other Residual Securityholders of certain administrative and judicial proceedings regarding the REMIC's tax affairs, although other holders of the Residual Securities of the same Series would be able to participate in such proceedings in appropriate circumstances. Unless otherwise indicated in the related Prospectus Supplement, the Seller, Master Servicer

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or an affiliate thereof either will acquire a portion of the residual interest in each Series REMIC in order to permit it to be designated as TMP for the REMIC or will obtain from the Residual Securityholders an irrevocable appointment to perform the functions of the REMIC's TMP and will prepare and file the REMIC's federal and state income tax and information returns.

     Treasury regulations provide that a Holder of a Residual Security is not required to treat items on its return consistently with their treatment on the REMIC's return if a Holder owns 100% of the Residual Securities for the entire calendar year. Otherwise, each Holder of a Residual Security is required to treat items on its returns consistently with their treatment on the REMIC's return, unless the Holder of a Residual Security either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The Service may assess a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. A Series REMIC typically will not register as a tax shelter pursuant to Code section 6111 because it generally will not have a net loss for any of the first five taxable years of its existence. Any person that holds a Residual Security as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other specified information.

NON-REMIC SECURITIES

TREATMENT OF THE TRUST FOR FEDERAL INCOME TAX PURPOSES

     In the case of Series with respect to which a REMIC election is not to be made, the Trust will be classified as a grantor trust under Subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation. For federal income tax purposes, the owner of a Non-REMIC Security will be treated as the beneficial owner of an appropriate portion of the principal and interest payments (according to the characteristics of the Security in question) to be received on the Mortgage Assets assigned to a Trust for federal income tax purposes.

TREATMENT OF THE NON-REMIC SECURITIES FOR FEDERAL INCOME TAX PURPOSES GENERALLY

     The types of Non-REMIC Securities offered in a Series may include: (i) securities evidencing ownership interests only in the interest payments on the Mortgage Assets assigned to a Trust, net of certain fees, ("IO Securities");
(ii) securities evidencing ownership interests in the principal, but not the interest, payments on the Mortgage Assets ("PO Securities"); (iii) securities evidencing ownership interests in differing percentages of both the interest payments and the principal payments on the Mortgage Assets ("Ratio Securities"); and (iv) securities evidencing ownership in equal percentages of the principal and interest payments on the Mortgage Assets ("Pass-Through Securities"). The federal income tax treatment of Non-REMIC Securities other than Pass-Through Securities ("Strip Securities") will be determined in part by Section 1286 of the Code. Little administrative guidance has been issued under that section and, thus, many aspects of its operation are unclear, particularly the interaction between that section and the rules pertaining to discount and premium. Hence, significant uncertainty exists with respect to the federal income tax treatment of the Strip Securities, and potential investors should consult their own tax advisors concerning such treatment.

     Several Code Sections provide beneficial treatment to certain taxpayers that invest in certain types of mortgage assets. For purposes of those Code Sections, Pass-Through Securities will be characterized with reference to the Mortgage Assets in the Trust, but it is not clear whether the Strip Securities will be so characterized. The Service could take the position that the character of the Mortgage Assets is not attributable to the Strip Securities for purposes of those Sections. However, because the Strip Securities represent sole ownership rights in the principal and interest payments on the Mortgage Assets, the Strip Securities, like the Pass-Through Securities, unless otherwise specified in the Prospectus Supplement, should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, and interest income attributable to the Securities should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, to the extent that the Trust assets would qualify for such treatment.

     One or more Classes of Securities may be subordinated to one or more other Classes of Securities of the same Series. See "Description of the Securities -- Allocation of Distributions from the Mortgage Assets." In general, such subordination should not affect the federal income tax treatment of either the Subordinated or Senior Securities. However, to the extent indicated in "Description of the Securities -- Allocation of Distributions from the

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
Mortgage Assets" and the relevant Prospectus Supplement, holders of the Subordinated Securities will be allocated losses that otherwise would have been borne by the holders of the more senior Securities. Holders of the Subordinated Securities should be able to recognize any such losses no later than the taxable year in which they become Realized Losses. Employee benefit plans subject to ERISA should consult their own tax advisors before purchasing any Subordinated Security. See "ERISA Considerations" herein and in the Prospectus Supplement.

TREATMENT OF PASS-THROUGH SECURITIES

     The holder of a Pass-Through Security generally will be treated as owning a pro rata undivided interest in each of the Mortgage Assets of the Trust. Accordingly, each Pass-Through Securityholder will be required to include in income its pro rata share of the entire income from the Trust assets, including interest and discount income, if any. Such Securityholder generally will be able to deduct from its income its pro rata share of the administrative fees and expenses incurred with respect to the Trust assets (provided that such fees and expenses represent reasonable compensation for the services rendered). An individual, trust, or estate that holds a Pass-Through Security directly or through a pass-through entity will be entitled to deduct such fees and expenses under Section 212 only to the extent that the amount of the fees and expenses, when combined with its other miscellaneous itemized deductions for the taxable year in question, exceeds 2% of its adjusted gross income. In addition, Code
Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount ($100,000, or $50,000 in the case of a separate return by a married individual within the meaning of Code Section 7703 for taxable year 1991 and adjusted for inflation each year thereafter) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, and
(ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. Non-corporate holders of Pass-Through Securities also should be aware that miscellaneous itemized deductions, including allocable investment expenses attributable to such REMIC, are not deductible for purposes of the AMT. Each Pass-Through Securityholder generally will determine its net income or loss with respect to the Trust in accordance with its own method of accounting, although income arising from original issue discount must be taken into account under the accrual method even though the Securityholder otherwise would use the cash receipts and disbursements method.

     The Code provisions concerning original issue discount, market discount, and amortizable premium will apply to the Trust assets. The rules regarding discount and premium that are applicable to Non-REMIC Securities generally are the same as those that apply to REMIC Regular Securities. See the discussions under "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Variable Rate Securities" and "Certain Federal Income Tax Consequences -- REMIC Securities -- Market Discount" and " -- Amortizable Premium" above.

     For instruments to which it applies, Code Section 1272(a)(6) requires the use of an income tax accounting methodology that utilizes (i) a single constant yield to maturity and (ii) the Pricing Prepayment Assumptions. Unlike in the case of REMIC Regular Securities, Code Section 1272(a)(6) technically does not apply to Non-REMIC Securities. Although the Treasury has authority to apply that Section to securities such as the Non-REMIC Securities, it has not yet done so. Nonetheless, unless and until administrative guidance to the contrary is released, the Tax Administrator intends to account for the Non-REMIC Securities as though Section 1272(a)(6) applied to them. Thus, the Tax Administrator will account for a Class of Non-REMIC Securities in the same manner as it would account for a Class of REMIC Regular Securities with the same terms. There can be no assurance, however, that the Service ultimately will sanction the Tax Administrator's position.

     It is anticipated that most or all of the Mortgage Assets securing any Series will be subject to the original issue discount, market discount, and amortizable premium rules. Although most mortgage loans nominally are issued at their original principal amounts, original issue discount could arise from the payment of points or certain other origination charges by the Borrower if the discount attributable to such payments exceeds the DE MINIMIS amount. If the Trust contains Mortgage Assets purchased for a price below its outstanding principal amount, Pass-Through Securityholders generally will be required to take into account original issue discount not previously accrued to the prior holder of such Mortgage Assets. Moreover, if such Mortgage Assets were purchased for less than their adjusted issue prices, Pass-Through Securityholders generally will be required to take into account market discount, unless the amount of such market discount is DE MINIMIS under the market discount rules. Finally, Pass-Through Securityholders generally may elect to amortize any premium paid for Mortgage Assets over their outstanding principal amounts. For a more complete elaboration of the rules pertaining to original issue discount,

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
market discount, and acquisition premium, see the discussion under "Certain Federal Income Tax Consequences -- REMIC Securities -- Tax Treatment of REMIC Regular Securities."

TREATMENT OF STRIP SECURITIES

     Many aspects of the federal income tax treatment of the Strip Securities are uncertain. The discussion below describes the treatment that Counsel believes is appropriate, but there can be no assurance that the Service will not take a contrary position. Potential investors, therefore, should consult their own tax advisors with respect to the federal income tax treatment of the Strip Securities.

     Under Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments on such obligation results in the creation of "stripped coupons" with respect to the separated rights to interest payments and "stripped bonds" with respect to the principal and any unseparated interest payments associated with that principal. The issuance of IO or PO Securities effects a separation of the ownership of the interest and principal payments on some or all of the Mortgage Assets in the Trust. In addition, the issuance of Ratio Securities effectively separates and reallocates the proportionate ownership of the interest and principal payments on the Mortgage Assets. Therefore, Strip Securities will be subject to Section 1286.

     For federal income tax accounting purposes, section 1286 treats a stripped bond or a stripped coupon as a new debt instrument issued (i) on the date that the stripped interest is purchased and (ii) at a price equal to its purchase price or, if more than one stripped interest is purchased, the share of the purchase price allocable to such stripped interest. Each stripped bond or coupon generally will have original issue discount equal to the excess of its stated redemption price at maturity (or, in the case of a stripped coupon, the amount payable on the due date of such coupon) over its issue price. Treasury regulations under Section 1286 (the "Stripping Regulations"), however, provide that the original issue discount on a stripped bond or stripped coupon is zero if the amount of the original issue discount would be DE MINIMIS under rules generally applicable to debt instruments. For purposes of the determination whether such amount would be DE MINIMIS, (i) the number of complete years to maturity is measured from the date the stripped bond or stripped coupon is purchased, (ii) an aggregation approach similar to the Aggregation Rule (as described in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Original Issue Discount" above) may be applied, and (iii) unstripped coupons may be treated as stated interest with respect to the related bonds and, therefore, may be excluded from stated redemption price at maturity in appropriate circumstances. In addition, the Stripping Regulations provide that, in certain circumstances, the excess of a stripped bond's stated redemption price at maturity over its issue price is treated as market discount, rather than as original issue discount. See "Certain Federal Income Tax Consequences -- Non-REMIC Securities -- Treatment of Strip
Securities -- Determination of Income With Respect to Strip Securities."

     The application of Section 1286 to the Strip Securities is not entirely clear under current law. That section could be interpreted as causing: (i) in the case of an IO Security, each interest payment due on the Mortgage Assets to be treated as a separate debt instrument; (ii) in the case of a Ratio Security entitled to a disproportionately high share of principal, each excess principal amount (I.E., the portion of each principal payment on such assets that exceeds the amount to which the Ratio Securityholder would have been entitled if he had held an undivided interest in the Mortgage Assets) to be treated as a separate debt instrument; and (iii) in the case of a Ratio Security entitled to a disproportionately high share of interest, each excess interest amount to be treated as a separate debt instrument. In addition, Section 1286 requires the purchase price of a Strip Security to be allocated among each of the rights to payment on the Mortgage Assets to which the Securityholder is entitled that are treated as separate debt instruments. Despite the foregoing, it may be appropriate to treat stripped coupons and stripped bonds issued to the same holder in connection with the same transaction as a single debt instrument, depending on the facts and circumstances surrounding the issuance. Facts and circumstances considered relevant for this purpose should include the likelihood of the debt instruments trading as a unit and the difficulty of allocating the purchase price of the unit among the individual payments. Strip Securities are designed to trade as whole investment units and, to the extent that the Underwriter develops a secondary market for the Strip Securities, it anticipates that the Strip Securities would trade in such market as whole units. In addition, because no market exists for individual payments on Mortgage Assets, the proper allocation of the Security's purchase price to each separate payment on the Mortgage Assets in the Trust would be difficult and burdensome to determine. Based on those facts and circumstances, it appears that all payments of principal and interest to which the holder of a Strip Security is entitled should be treated as a single installment obligation. Although the OID Regulations do not refer directly

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
to debt instruments that are governed by Section 1286 of the Code, the application of the OID Regulations to such instruments is consistent with the overall statutory and regulatory scheme. Therefore, the Tax Administrator intends to treat each Strip Security as a single debt instrument for income tax accounting purposes.

  DETERMINATION OF INCOME WITH RESPECT TO STRIP SECURITIES

     For purposes of determining the amount of income on a Strip Security that accrues in any period, the rules described above under "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Variable Rate Securities," " -- Interested Weighted Securities and Non-VRDI Securities," and
" -- Anti-Abuse Rule" and "Certain Federal Income Tax Consequences -- REMIC Securities -- Market Discount" and
" -- Amortizable Premium" will apply. PO Securities, and certain Classes of Ratio Securities, will be issued at a price that is less than their stated principal amount and thus generally will be issued with original issue discount. A Strip Security that would meet the definition of an Interest Weighted Security or a Weighted Average Security if it were a REMIC Regular Security is subject to the same tax accounting considerations applicable to the REMIC Regular Security to which it corresponds. Thus, as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" above, certain aspects of the tax accounting treatment of such a Strip Security are unclear. Unless and until the Service provides administrative guidance to the contrary, the Tax Administrator will account for such a Strip Security in the manner described for the corresponding REMIC Regular Security. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount -- Interest Weighted Securities and Non-VRDI Securities" above.

     If a PO Security or a Ratio Security that is not considered a Contingent Payment Obligation (an "Ordinary Ratio Security") subsequently is sold, the purchaser apparently would be required to treat the difference between the purchase price and the stated redemption price at maturity as original issue discount. The holders of such securities generally will be required to include such original issue discount in income as described in "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount" above. PO Securities and Ordinary Ratio Securities issued at a price less than their stated principal amount will be treated as issued with market discount rather than with original issue discount if, after the most recent disposition of the related Security, either (i) the amount of original issue discount on the Security is considered to be DE MINIMIS under the Stripping Regulations or (ii) the annual stated rate of interest payable on the Security is no more than one percent lower than the annual stated rate of interest payable on the Mortgage Loan from which the Security was stripped. The holders of such Securities generally would be required to include market discount in income in the manner described above in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Market Discount." Some Classes of Ordinary Ratio Securities may be issued at prices that exceed their stated principal amounts. Subject to the discussion of Superpremium Securities in "Certain Federal Income Tax Consequences -- REMIC Securities -- Original Issue Discount," holders of such Ordinary Ratio Securities generally will be able to amortize that premium as described in "Certain Federal Income Tax Consequences -- REMIC
Securities -- Amortizable Premium."

  PURCHASE OF COMPLEMENTARY CLASSES OF STRIP SECURITIES

     Strip Securities of certain Classes of the same Series ("Complementary Securities"), when held in combination, may provide an aggregate economic effect equivalent to that of a Pass-Through Security based upon the same Mortgage Assets in the Trust. When an investor purchases Complementary Securities, it appears that, for federal income tax purposes, each Security should be treated separately and should be subject to the rules described above. The Service could assert, however, that Complementary Securities held in combination should be treated as a single pass-through type instrument, with the result that the rules governing stripped bonds and stripped coupons under Section 1286 of the Code would not be applied. Consequently, investors who acquire Complementary Securities should consult their own tax advisors as to the proper treatment of such Securities.

  POSSIBLE ALTERNATIVE CHARACTERIZATIONS

     The Service could assert that the Strip Securities should be characterized for tax purposes in a manner different from that described above. For example, the Service could contend that each Ratio Security whose interest rate is higher than the net interest rate distributed from the Trust taking into account all of the Securities of that Series (the "Net Series Rate") is to be treated as being composed of two securities: (i) a Pass-Through Security of the same principal amount as the Ratio Security but generating interest at the Net Series Rate; and
(ii) an IO Security representing the excess of the rate on the Ratio Security over the Net Series Rate. Similarly, a Ratio

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
Security whose interest rate is lower than the Net Series Rate could be treated as composed of a Pass-Through Security with an interest rate equal to the Net Series Rate and a PO Security. Alternatively, the Service could interpret
Section 1286 to require that each individual interest payment with respect to an IO Security or a Ratio Security be treated as a separate debt instrument for original issue discount purposes. The Service also might challenge the manner in which original issue discount is calculated, contending that (i) the stated maturity should be used to calculate yield on the Non-REMIC Securities, (ii) the Contingent Payment Regulations should not apply to the IO Securities, or (iii) the Contingent Payment Regulations should apply to the Ordinary Ratio Securities. Given the variety of alternative treatments of the Non-REMIC Securities and the different federal income tax consequences that could result from each alternative, a potential investor is urged to consult its own tax advisor regarding the proper treatment of the Non-REMIC Securities for federal income tax purposes.

  LIMITATIONS ON DEDUCTIONS WITH RESPECT TO STRIP SECURITIES

     The holder of a Strip Security will be treated as owning an interest in each of the Mortgage Assets of the related Trust and will recognize an appropriate share of the income and expenses associated with those Mortgage Assets. Accordingly, an individual, trust, or estate that holds a Strip Security directly or through a pass-through entity will be subject to the same limitations on deductions with respect to such Security as are applicable to holders of Pass-Through Securities. See "Certain Federal Income Tax
Consequences -- Non-REMIC Securities -- Treatment of Pass-Through Securities" above.

SALE OF A NON-REMIC SECURITY

     A sale of a Non-REMIC Security prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the holder's adjusted basis in such Security. The rules for computing the adjusted basis of a Non-REMIC Security are the same as in the case of a REMIC Regular Security. See "Certain Federal Income Tax Consequences -- REMIC
Securities -- Gain or Loss on Disposition." Gain or loss from the sale or other disposition of a Non-REMIC Security generally will be capital gain or loss to a Securityholder if the Security is held as a "capital asset" within the meaning of Section 1221 of the Code, and will be long-term or short-term depending on whether the Security has been held for the longterm capital gain holding period. Ordinary income treatment, however, will apply to the extent mandated by the original issue discount and market discount rules or if the Securityholder is a financial institution described in Section 582 of the Code. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Gain or Loss on Disposition."

  TAXATION OF CERTAIN FOREIGN HOLDERS OF NON-REMIC SECURITIES

     Interest, including original issue discount, paid on a Non-REMIC Security to a Foreign Person generally is treated as "portfolio interest" and, therefore, is not subject to any United States tax, provided that (i) such interest is not effectively connected with a trade or business in the United States of the Securityholder, and (ii) the Trustee (or other person who would otherwise be required to withhold tax) is provided with Foreign Person Certification. If Foreign Person Certification is not provided, interest (including original issue discount) paid on a Non-REMIC Security may be subject to either a 30 percent withholding tax or 31 percent backup withholding.

     In the case of certain Series, portfolio interest treatment will not be available for interest paid with respect to certain classes of Non-REMIC Securities. Interest on debt instruments issued on or before July 18, 1984 does not qualify as "portfolio interest" and, therefore, is subject to United States withholding tax at a 30 percent rate (or lower treaty rate, if applicable). IO Securities and PO Securities generally are treated, and Ratio Securities generally should be treated, as having been issued when they are sold to an investor. In the case of Pass-Through Securities, however, the issuance date of the Security is determined by the issuance date of the mortgage loans underlying the Trust. Thus, to the extent that the interest received by a holder of a Pass-Through Security is attributable to mortgage loans issued on or before July 18, 1984, such interest will be subject to the 30 percent withholding tax. Moreover, to the extent that a Ratio Security is characterized as a pass-through type security and the underlying mortgage loans were issued on or before July 18, 1984, interest generated by the Security may be subject to the withholding tax. See "Certain Federal Income Tax Consequences -- Non-REMIC
Securities -- Possible Alternative Characterizations." Although recently enacted tax legislation denies portfolio interest treatment to certain types of contingent interest, that legislation generally applies only to interest based on the income, profits, or property values of the debtor. Accordingly, it is not anticipated that such legislation will apply to deny portfolio interest to Securityholders who are Foreign Persons. However, because the scope of the new legislation is not entirely clear, investors who are Foreign Persons should consult their own tax advisors regarding the potential application of the legislation before purchasing a Security.

  BACKUP WITHHOLDING

     The application of backup withholding to Non-REMIC Securities generally is the same as in the case of REMIC Securities. See "Certain Federal Income Tax Consequences -- REMIC Securities -- Backup Withholding."

  REPORTING AND TAX ADMINISTRATION

     For purposes of reporting and tax administration, the holders of Non-REMIC Securities will be treated in the same fashion as the holders of REMIC Regular Securities. See "Certain Federal Income Tax Consequences -- REMIC
Securities -- Reporting and Tax Administration" above.

DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO SECURITYHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Securities. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various state tax consequences of an investment in the Securities.

                              ERISA CONSIDERATIONS

     In considering an investment in a Security of the assets of an employee benefit plan, a fiduciary should consider, among other things, (i) the purposes, requirements, and liquidity needs of such plan; (ii) the definition of plan assets under the Employee Retirement Income Security Act of 1974 ("ERISA"), and the U.S. Department of Labor ("DOL") regulations regarding the definition of plan assets; (iii) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA; and (iv) whether the investment is prudent, considering the nature of an investment in a Security and the fact that no market in which such fiduciary can sell or otherwise dispose of Securities is expected to arise. The prudence of a particular investment must be determined by the responsible fiduciary (usually the trustee or investment manager) with respect to each employee benefit plan taking into account all of the facts and circumstances of the investment.

     Section 403 of ERISA requires that all plan assets be held in trust. However, under regulations that became effective on June 17, 1982, even if the underlying assets of an issuer of securities are deemed to be plan assets of an employee benefit plan investing in the Securities, the "holding in trust" requirement of Section 403 of ERISA will be satisfied if the Securities are held in trust on behalf of the plan.

     Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions that involve (i) an employee benefit plan subject to ERISA or
Section 4975 of the Code, including individual retirement accounts and certain Keogh Plans (each a "Plan") and any party in interest or disqualified person with respect to the Plan, and (ii) plan assets. Regulations of the DOL set forth in 29 C.F.R. 2510.3-101 (the "Plan Asset Regulations") define "plan assets" to include not only securities (such as the Securities) held by a Plan but also the underlying assets of the issuer of any equity securities, unless one or more exceptions specified in the regulations are satisfied. Thus, under the Plan Asset Regulations, a Plan that acquires a Security could be treated for ERISA purposes as having acquired a direct interest in some or all of the assets in the Trust. Such treatment could cause certain transactions with respect to such assets to be deemed prohibited transactions under ERISA and, in addition, could result in a finding of an improper delegation by the plan fiduciary of its duty to manage plan assets. The Plan Asset Regulations will not apply , however, if
(i) the security is registered under the Securities Exchange Act of 1934, is freely transferrable and is part of a class of securities that is held by more than 100 unrelated investors (the "publicly offered exception") or (ii) immediately after the most recent acquisition of an equity interest, benefit plan investors do not own 25% or more of the value of any class of equity interests in the trust (the "insignificant participation exception"). Prior to purchasing a Security, a Plan should consult with its counsel to determine whether the publicly offered exception, the insignificant participation exception, or any other exception to the Plan Asset Regulations would apply to the purchase of the Security.

     The DOL has issued several exemptions from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code. Those exemptions include, but are not limited to: (a) Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts; (b) PTCE 91-38, regarding investments by bank collective investment funds; (c) PTCE 90-1, regarding investments by insurance company pooled separate accounts; (d) PTCE 83-1, regarding acquisitions by Plans of interests in mortgage pools; and (e) various underwriter exemptions. Before purchasing any Securities, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) of the Code should consult with its counsel to determine whether the conditions of any exemption would be met. A purchaser of Securities should be aware, however, that certain of the exemptions do not apply to the purchase, sale, and holding of subordinated securities. Moreover, a purchaser of Securities also should be aware that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions.

     Because the purchase or holding of Securities may result in unfavorable consequences for a Plan or its fiduciaries under the Plan Asset Regulations or the prohibited transaction provisions of ERISA or the Code, certain classes of Securities will not be offered for sale to, and are not transferable to, any benefit plan investor unless such benefit plan investor provides the Seller with a "Benefit Plan Opinion." A Benefit Plan Opinion is an opinion of Counsel satisfactory to the Seller (and upon which the Seller, Trustee, TMP, and their respective counsel are authorized to rely) that the ownership of a Security of such class (A) will not be treated as a prohibited transaction under Sections 406 and 407 of ERISA or Section 4975 of the Code and (B) either (i) will not cause any of the assets in the Trust (or in the case of a REMIC Series, the REMIC's assets) to be regarded as plan assets for purposes of the Plan Asset Regulation or (ii) will not give rise to any fiduciary duty under ERISA on the part of the Seller, the Trustee, the Master Servicer or the TMP. The Prospectus Supplement for an affected Series will indicate which classes of Securities are restricted in their availability to benefit plan investors.

     In considering the possible application of the Plan Asset Regulations, potential Plan investors should be aware that, with respect to certain Series and under certain circumstances, the Seller may have a right to redeem the Securities of such Series, at its option. In such cases, the Seller's purpose for the retention of such a redemption right is to enable the Seller to terminate its administration obligations with respect to the Securities in the event such obligations become unprofitable. The Seller undertakes no obligation to consider the interests of Securityholders in deciding whether to exercise any redemption right.

     As described in "Certain Federal Income Tax Consequences," an investment in a Security may produce unrelated business taxable income for tax-exempt employee benefit plans. Potential investors also should be aware that ERISA requires that the assets of a Plan be valued at their fair market value as of the close of the plan year. Neither the Seller nor the Underwriters currently intend to provide valuations to Securityholders. Plans contemplating the acquisition of Securities should consult their legal advisors with respect to the ERISA, Code, and other consequences of an investment in the Securities.

                                LEGAL INVESTMENT

     Unless otherwise specified in the Prospectus Supplement for a Series, the Securities will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for any such entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cutoff for such enactments, limiting to varying extents the ability of certain entities to invest in "mortgage related securities," in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in the Securities only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in the Securities without limitation as to the percentage of their assets represented thereby; federal credit unions may invest in the Securities; and national banks may purchase the Securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C.
(section mark) 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     Securities that do not constitute "mortgage-related securities"under SMMEA will require registration, qualification or an exemption under applicable state securities laws and may not be "legal investments" to the same extent as "mortgage-related securities."

     There may be restrictions on the ability of certain investors, including depository institutions, either to purchase certain types of the Securities or to purchase Securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.

                              PLAN OF DISTRIBUTION

     The Seller may sell the Securities offered hereby either directly or through one or more underwriters or underwriting syndicates. The Prospectus Supplement or Supplements for each Series will set forth the terms of the offering of such Series and of each Class within such Series, including the name or names of the Underwriters, the proceeds to and their use by the Seller, and either the initial public offering price, the discounts and commissions to the Underwriters and any discounts or concessions allowed or reallowed to certain dealers, or the method by which the price at which the Underwriters will sell the Securities will be determined.

     The Securities of a Series may be acquired by Underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of any Underwriters will be subject to certain conditions precedent, and such Underwriters will be severally obligated to purchase all the Securities of a Series described in the related Prospectus Supplement, if any are purchased. If Securities of a Series are offered other than through Underwriters, the related Prospectus Supplement will contain information regarding the nature of such offering and any agreements to be entered into between the Seller and purchasers of Securities of such Series.

     The place and time of delivery for the Securities of a Series in respect of which this Prospectus is delivered will be set forth in the Prospectus Supplement.

     Securities issued pursuant to the Registration Statement of which this prospectus is a part may be reregistered and reissued pursuant to the Registration Statement when they are reacquired by the Seller and deposited by the Seller to be part of the estate of a new trust. In addition, other securities issued by affiliates of the Seller or persons unaffiliated with the Seller may be acquired by the Seller and deposited to new trusts to be part of the trust estate for securities issued pursuant to this prospectus and a related prospectus supplement.

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
                                    GLOSSARY

     There follows an abbreviated definition of certain capitalized terms used in this Prospectus. The Trust Agreement may contain a more complete definition of certain of the terms defined herein and reference should be made to the Trust Agreement for a more complete definition of all such terms.

     "ACCOUNTING DATE" means the last day of each month.

     "ACCRETION CLASS" means a Capital Appreciation Class or a Compound Interest Class of Securities.

     "ACT" means the Garn - St. Germain Depository Institutions Act of 1982.

     "ADDITIONAL ASSETS" means mortgage loans, mortgage certificates, or other assets pledged to secure the timely payment of principal and interest on Mortgage Loans, the projected cash flow on which is to be used to make required distributions on the related Series.

     "APPROVED SALE" means a sale of the Mortgaged Premises approved under a Pool Insurance Policy.

     "ARM LOANS" means mortgage loans providing for periodic adjustments to the rate of interest thereon to equal the sum (which may be rounded) of a Gross Margin and an Index.

     "ASSET PROCEEDS ACCOUNT" means the separate custodial account established and maintained by the Trustee in which payments with respect to the Mortgage Assets will be deposited for the benefit of the holders of Securities of a Series.

     "ASSET VALUE" means, unless otherwise specified in the related Prospectus Supplement, an amount generally equal to the lesser of (A) the present value of the stream of remaining regularly scheduled monthly payments of principal and interest on the Mortgage Assets (after taking into account charges for servicing, administration, insurance and related matters) discounted at the Asset Value Discount Rate for such Series, or at such other rate, or rates, specified in the related Prospectus Supplement, or (B) the Unpaid Principal Balance of such Mortgage Assets times the Asset Value Percentage.

     "ASSET VALUE DISCOUNT RATE" means, for each item of Mortgage Assets in the Trust for a Series, the rate specified in the related Trust Agreement for purposes of calculation of Asset Value.

     "ASSET VALUE PERCENTAGE" means the percentage limitation that, based upon scheduled net payments on the Mortgage Assets included in the Trust for a Series, will assure the availability of sufficient funds to make timely distributions of principal and interest on the Securities in the event of substantial principal prepayments on the Mortgage Assets.

     "AVAILABLE DISTRIBUTION" means the amount of cash received by the Trustee and available for distribution to the Securityholders on any Distribution Date.

     "BALLOON PAYMENT MORTGAGE LOANS" are Mortgage Loans as to which only interest is payable until maturity and Mortgage Loans that provide for amortization of the principal amount over a certain period, although all remaining principal is due at the end of a shorter period.

     "BI-WEEKLY MORTGAGE LOAN" means a Mortgage Loan that provides for Borrower payments to be made on a bi-weekly basis.

     "BOOK-ENTRY SECURITIES" means a Class of Securities held in book-entry form through a Depository.

     "BORROWER" means the individual or individuals obligated to repay a Mortgage Loan or the obligor(s) under a Contract.

     "BUY-DOWN MORTGAGE LOAN" means a Mortgage Loan as to which funds have been provided to reduce the Borrower's Monthly Payments during the early period of such Mortgage Loan.

     "CAPITAL APPRECIATION SECURITY" means a Class of Securities upon which interest is accrued and is compounded and added to the principal thereof periodically, but which is not entitled to distributions of principal or interest until the Final Scheduled Distribution Date of such Class or the termination of the related Trust or under such other circumstances as may be specified in the Prospectus Supplement.

     "CERCLA" means the Federal Comprehensive Environmental Response Compensation and Liability Act, as amended.

     "CLASS" means, with respect to any Series, a group of Securities evidencing the same ownership interest in the Available Distribution or such other classification as may be set forth in the related Prospectus Supplement.

     "CLOSING DATE" means the date on which a Series is closed and the Securities issued.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMPANION CLASS" means a Class of Securities structured to receive principal payments on the underlying Mortgage Loans to the extent those principal payments exceed the principal payments scheduled to be made on a PAC Class of Securities.

     "COMPOUND INTEREST CLASS" means a Class of Securities upon which interest is accrued and is compounded and added to the principal thereof periodically, but which is not entitled to distributions of principal or interest until a specified date or specified Classes of the same Series have received their final distributions.

     "CONTRACTS" means retail installment sales contracts secured by liens on Manufactured Homes.

     "CONVERTED MORTGAGE LOAN" means any ARM Loan on which the Note Rate is converted from an adjustable rate of interest to a fixed rate of interest and any Mortgage Loan on which the Note Rate is converted from a fixed rate of interest to a lower fixed rate of interest.

     "COOPERATIVE" means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units.

     "COOPERATIVE DWELLING" means an individual housing unit in a building owned by a cooperative.

     "COOPERATIVE LOAN" means a housing loan made with respect to a Cooperative Dwelling and secured by an assignment by the borrower (tenant-stockholder) of a security interest in shares issued by the applicable Cooperative.

     "COOPERATIVE NOTE" means the note associated with a Cooperative Loan.

     "CPR" means Constant Prepayment Rate prepayment model.

     "CREDIT LOSSES" means Realized Losses on the Mortgage Loans less Fraud Losses, Special Hazard Losses and Mortgagor Bankruptcy Losses.

     "CURRENT INTEREST CLASS" means any Class of Securities that bears interest, other than Accretion Securities.

     "CUSTODIAL ACCOUNT" means one or more accounts into which a Servicer deposits collections on the Mortgage Assets.

     "CUT-OFF DATE" means the date specified in the related Prospectus Supplement after which payments on the Mortgage Assets are for the account of the Securityholders.

     "DEPOSITORY" means the record owner of any Book-Entry Security. Initially, the Depository for any Book-Entry Security is expected to be the DTC.

     "DISCOUNT SECURITIES" means any Class of Securities which has a purchase price less than the aggregate amount of principal allocable to such Class.

     "DISTRIBUTION DATE" means that date each month, or other periodic dates, commencing on the date specified in the Prospectus Supplement for a Series of Securities, on which the Available Distribution will be paid by the Trustee to holders of Securities of such Series.

     "DTC" means the Depository Trust Company.

     "DUE DATE" means each date that payments are due on the Mortgage Assets.

     "DUE PERIOD" means, as to any Distribution Date, the period during which regularly scheduled payments of principal and interest on the Mortgage Assets are to be passed through to the Securityholders.

     "ELIGIBLE ASSETS" means assets approved under the Trust Agreement.

     "ESCROW ACCOUNT" means accounts into which a Borrower will deposit amounts sufficient to pay taxes, assessments, insurance premiums and other comparable items.

     "ERISA" the Employee Retirement Income Security Act of 1974, as amended.

     "FHA" means the United States Federal Housing Administration.

     "FHA LOANS" means Mortgage Loans insured by the FHA.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FHLMC CERTIFICATES" means mortgage participation certificates issued by FHLMC either in certificated or book-entry form.

     "FINAL SCHEDULED DISTRIBUTION DATE" means, with respect to any Security, the date specified in such Security as the fixed date on which the final distribution on such Security is due and distributable.

     "FINANCE COMPANY" means a limited-purpose financing company providing a portion of the Assets for a Series.

     "FINANCIAL INTERMEDIARY" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains a beneficial owner's account with respect to Book-Entry Securities.

     "FNMA" means the Federal National Mortgage Association.

     "FNMA CERTIFICATES" means guaranteed mortgage pass-through certificates issued by FNMA either in certificated or book-entry form.

     "FRAUD LOSS LIMIT" means the amount, if any, determined in accordance with formula set forth in the Prospectus Supplement for a Series.

     "FRAUD LOSSES" means losses on Mortgage Loans resulting from a Mortgage Insurer's failure to pay a claim with respect to a Mortgage Loan on the grounds of fraud, dishonesty or misrepresentation in the application for insurance.

     "FULL COVERAGE INSURANCE POLICIES" means, with respect to any Mortgage Loan, a Primary Mortgage Insurance Policy covering the full amount of such Mortgage Loan.

     "FUNDING AGREEMENT" means an agreement between the Seller and a Finance Company pursuant to which (i) the Seller will lend a portion of the net proceeds of the sale of the Securities to such Finance Company, (ii) the Finance Company will pledge Mortgage Assets owned by it to secure the loan from the Seller, and
(iii) the Seller will assign the Funding Agreement, as so secured, to the Trust for a Series.

     "GEM LOAN" means a fixed-rate fully amortizing Mortgage Loan providing for
(1) monthly payments during the first year that are at least sufficient to pay interest due on the Mortgage Loan, and (2) an increase in such monthly payments in subsequent years at a predetermined rate generally not more than a specified percentage of the Monthly Payments during the preceding year.

     "GNMA" means the Government National Mortgage Association.

     "GNMA CERTIFICATES" means fully modified pass-through mortgage-backed certificates guaranteed by GNMA.

     "GPM LOAN" means a Mortgage Loan providing for graduated payments during a portion of its term which are or may be less than the amount of interest due on the Unpaid Principal Balance.

     "GROSS MARGIN" means with respect to each ARM Loan, the fixed percentage specified in the related note that is added to the Index on each Interest Adjustment Date to determine the new Note Rate for such ARM Loan.

     "GUARANTY" means a non-recourse guaranty of the timely payment of principal and interest on a Mortgage Loan.

     "HUD" means the United States Department of Housing and Urban Development.

     "INDEX" means with respect to each ARM Loan, the index specified in the related note that is added to the Gross Margin on each Interest Adjustment Date to determine the new Note Rate for such ARM Loan.

     "INSURANCE POLICIES" means any Mortgage Insurance Policy, Standard Hazard Insurance Policy, Special Hazard Insurance Policy, Mortgagor Bankruptcy Insurance Policy or other insurance policy with respect to the Mortgage Loans in a Trust.

     "INSURANCE PROCEEDS" means the proceeds paid by any insurer pursuant to an Insurance Policy covering a Mortgage Loan included in the Trust for a Series.

     "INTEREST ADJUSTMENT DATE" means with respect to each ARM Loan, the date on which the Note Rate changes in accordance with the terms of the related note.

     "INVESTMENT GRADE" means a rating assigned by at least one Rating Agency to a Class or Series of Securities that is in one of its four highest rating categories (without regard to plus or minus gradations).

     "JST" means JST Company, L.L.C., a Virginia limited liability company.

     "LEVEL PAYMENT MORTGAGE LOAN" means a Mortgage Loan that provides for the payment of principal and interest in level Monthly Payments over the term of the Mortgage Loan, with interest at a fixed rate computed on the declining principal balance of the Mortgage Loan.

     "LIBOR" means London Interbank Offered Rate.

     "LIQUIDATED LOAN" means any defaulted Mortgage Loan that is finally liquidated, through foreclosure sale, disposition of the related Mortgaged Premises if acquired by deed in lieu of foreclosure, or otherwise.

     "LIQUIDATION PROCEEDS" means the proceeds of any Mortgage Assets liquidated as a result of defaults by Borrowers, together with proceeds of insurance or guarantees with respect to such Mortgage Assets.

     "LOAN" means a Mortgage Loan or a Contract.

     "LOSS" means the amount of a claim for benefits under a Primary Mortgage Insurance Policy.

     "MANUFACTURED HOMES" means the unit of manufactured housing used as a single-family residence and having a minimum living space of 400 square feet and a minimum width of over 102 inches, together with all accessions thereto securing the obligations of the Borrower under a Contract.

     "MASTER SERVICER" means the entity, if any, specified in the Prospectus Supplement for a Series that will perform certain administrative functions with respect to a Trust and, with respect to a Trust that includes Mortgage Loans, that will administer and supervise the performance by Servicers of their duties and responsibilities under Servicing Agreements in respect of such Mortgage Loans.

     "MASTER SERVICER CUSTODIAL ACCOUNT" means an account maintained by the Master SERVICER into which the Master Servicer deposits collections on the Mortgage Assets received from a Servicer.

     "MONTHLY PAYMENTS" means scheduled payments of principal and interest due each month on any Mortgage Loan.

     "MORTGAGE ASSETS" means Mortgage Certificates and Loans assigned to the Trust for a Series or pledged to secure Funding Agreements assigned to the Trust for a Series.

     "MORTGAGE CERTIFICATES" means GNMA Certificates, FNMA Certificates, FHLMC Certificates and other mortgage pass-through certificates and collateralized mortgage obligations either in certificated or book-entry form.

     "MORTGAGE INSURANCE POLICIES" means Primary Mortgage Insurance Policies and Pool Insurance Policies.

     "MORTGAGE INSURER" means any insurance company or other entity that provides Mortgage Insurance Policies with respect to a Series.

     "MORTGAGE LOANS" means mortgage loans, FHA Loans, VA Loans and RHS Loans, all secured by mortgages or deeds of trust on Mortgaged Premises, including Cooperative Loans.

     "MORTGAGE POOL" means a segregated pool of mortgage loans.

     "MORTGAGED PREMISES" means land and improvements thereon subject to the lien of a mortgage or deed of trust.

     "MORTGAGOR BANKRUPTCY INSURANCE" means an insurance policy or a fund providing coverage to holders of Securities of a Series against losses resulting from the bankruptcy of a Borrower.

     "MORTGAGOR BANKRUPTCY LOSSES" means losses resulting from any court ordered reduction in the valuation of Mortgaged Premises or changes in the repayment terms of a Mortgage Loan in conjunction with a bankruptcy proceeding of a Borrower or otherwise.

     "MORTGAGOR BANKRUPTCY LOSS LIMIT" means the amount, if any, specified in the Prospectus Supplement for a Series.

     "NET RATE" means, with respect to any item of Mortgage Assets, the Note Rate thereon minus applicable servicing, administration and guarantee fees and insurance premiums, plus Reinvestment Income thereon if payable to Securityholders, expressed as a percentage of the applicable Mortgage Asset.

     "NOTE" means any promissory note with respect to a Mortgage Loan secured by a lien on real property and the improvements thereon.

     "NOTE RATE" means, with respect to a Mortgage Loan, the interest rate per annum required to be paid by a Borrower under the terms of the related mortgage note, and with respect to a Mortgage Certificate, the interest rate per annum payable under the terms thereof.

     "NY UCC" means the New York Uniform Commercial Code.

     "OFFERED SECURITIES" means the Securities actually offered pursuant to a Prospectus Supplement appended to this Prospectus.

     "ORIGINATOR" means a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution that originates a Mortgage Loan.

     "PAC CLASS" means a Class of Securities structured to receive fixed principal payments on designated Distribution Dates so long as principal payments on the underlying Mortgage Loans occur within a range of constant percentages of the prepayment assumption made as set forth in the related Prospectus Supplement.

     "PAM" means any prepayment assumption model other than a SMM or CPR.

     "PARTICIPANT" means each person who was the owner of Mortgage Assets acquired by the Seller for assignment and transfer to the Trust for a Series of Securities or each person who owns Mortgage Assets pledged to secure a Funding Agreement that has been assigned and transferred to the Trust for a Series.

     "PASS-THROUGH RATE" means the applicable fixed, variable or adjustable rate or rates, specified or described in the Prospectus Supplement for a Series, at which net interest payments on the Mortgage Assets in the related Trust are passed through on each Class of the Securities, other than Spread Securities, entitled to interest distributions.

     "PERIODIC RATE CAP" means with respect to each ARM Loan, the limit on the percentage increase or decrease that may be made on the Note Rate on any Interest Adjustment Date.

     "PERMITTED INVESTMENTS" means those investments permitted under the applicable Trust Agreement, as described generally under "The
Trusts -- Investment of Funds."

     "POOL INSURER" means any insurance company or other person that provides Policy for a Series.

     "POOL INSURANCE POLICY" means an insurance policy to cover any loss (subject to certain limitations) by reason of default by the Borrowers of the Mortgage Loans included in the Trust for a Series to the extent not covered by any Primary Mortgage Insurance Policy.

     "PREMIUM SECURITIES" means any Class of Securities which has a purchase price greater than or equal to the aggregate amount of Principal allocable to such Class.

     "PREPAYMENT INTEREST SHORTFALL" results when a Mortgage Loan is prepaid in full and interest to month-end is not paid by the Servicer.

     "PREPAYMENT PERIOD" means, as to any Distribution Date, the period during which any prepayments or other unscheduled payments of principal and interest paid with respect to the Mortgage Assets are to be passed through to the Securityholders.

     "PRIMARY MORTGAGE INSURANCE POLICY" means an insurance policy covering a Mortgage Loan included in the Trust for a Series against loss of the insured portion of the Unpaid Principal Balance of the covered Mortgage Loan together with accrued and unpaid interest thereon.

     "PRINCIPAL ONLY CLASS" means a Class of Securities sold at a significant discount to its principal amount because no interest is paid on that Class of Securities.

     "RATING AGENCY" means with respect to any Series, each nationally-recognized statistical rating agency or organization that initially rates the Series at the request of the Seller and is identified in the related Prospectus Supplement.

     "REALIZED INTEREST SHORTFALL" results when a Mortgage Loan is foreclosed and the Liquidation Proceeds from the sale of the Mortgaged Premises are insufficient to pay accrued but unpaid interest on such Mortgage Loan.

     "REALIZED LOSSES" means generally (i) the aggregate amount of losses realized on Liquidated Loans, (ii) Fraud Losses, (ii) Mortgagor Bankruptcy Losses and (iv) Special Hazard Losses.

     "REDEMPTION DATE" means any Distribution Date on which the Securities of a Series are redeemed.

     "REINVESTMENT INCOME" means, with respect to a Series, the income received on the investment of funds securing such Series at the Assumed Reinvestment Rate.

     "REIT" means a real estate investment trust as defined in the Code.

     "REMIC" means a real estate mortgage investment conduit as defined in the Code.

     "REMIC REGULAR SECURITIES" means any Class of Securities of a Series constituting regular interests in a REMIC.

     "REMITTANCE DATE" means the date each month on which the Servicer, or the Master Servicer to the extent that it directly services the Mortgage Loans, must remit certain collections with respect to such Mortgage Loans to the Servicer Custodial Account or the Asset Proceeds Account.

     "RESERVE FUND" means, as to a Series, a fund established by the Seller that may be used by the Trustee to make any required distributions of principal or interest on the Securities of that Series to the extent funds are not otherwise available.

     "RESIDUAL SECURITIES" mean any Class of Securities of a Series constituting the residual interests in a REMIC.

     "RHS" means the United States Rural Housing Service.

     "RHS LOANS" mean Mortgage Loans insured or guaranteed by RHS.

     "RIC" means a regulated investment company as defined in the Code.

     "RIM LOAN" means a Mortgage Loan where, subject to certain conditions, the Borrower has a one-time option to reduce the interest rate payable with respect to such Mortgage Loan.

     "SCHEDULED PRINCIPAL BALANCE" means, with respect to any Mortgage Asset or Contract as of any date of determination, an amount equal to the scheduled principal balance thereof as of the Cut-off Date, reduced by the principal portion of all Monthly Payments due on or before such determination date, whether or not received, and by all amounts allocable to unscheduled principal payments received on or before such determination date and as further reduced to the extent that any Realized Loss has occurred with respect to such Mortgage Asset or Contract on or before such determination date.

     "SECURITYHOLDER" means the holder or beneficial owner of a Security.

     "SECURITY INSTRUMENT" means any mortgage or deed of trust securing payment of any Note with respect to a Mortgage Loan.

     "SECURITIES" means mortgage participation securities, issuable in Series, each of which may include one or more Classes evidencing beneficial ownership interests in the portion of the Available Distribution specified as allocable to each Class in the Prospectus Supplement relating to such Series.

     "SECURITIES ADMINISTRATOR" means the entity, if any, specified in the Prospectus Supplement for a Series that will perform certain administrative functions with respect to a Trust.

     "SELLER" means Financial Asset Securitization, Inc., a Virginia corporation.

     "SENIOR SECURITIES" means any Class of Securities of a Series entitled to preferential rights to distributions on the Mortgage Assets and other assets assigned or pledged to the Trust for such Series.

     "SERIES" means a group of Securities issued by a separate Trust.

     "SERVICER CUSTODIAL ACCOUNT" means a custodial account into which the Servicer may remit collections with respect to Mortgage Loans.

     "SERVICERS" means those entities that perform the servicing functions with respect to Mortgage Loans included in the Trust for a Series.

     "SHORTFALL" means Soldiers' and Sailors' Shortfall, Realized Interest Shortfall, Prepayment Interest Shortfall and any temporary delinquency in the payment of interest on a Mortgage Loan.

     "SMM" means Single Monthly Mortality prepayment model.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as amended.

     "SOLDIERS' AND SAILORS' SHORTFALL" results from application of the Soldiers' and Sailors' Civil Relief Act of 1940, whereby members of the Armed Forces who entered into mortgages prior to the commencement of military service may have the interest rate on those mortgage loans reduced and capped for the duration of military service.

     "SPECIAL HAZARD FUND" or "SPECIAL HAZARD INSURANCE POLICY" means an insurance policy or fund providing coverage to the holders of Securities of a Series against (i) loss by reason of damage to Mortgaged Premises caused by certain hazards not covered by any Standard Hazard Insurance Policy and (ii) loss from partial damage to the Mortgaged Premises caused by reason of the application of the coinsurance clause contained in any Standard Hazard Insurance Policy.

     "SPECIAL HAZARD LOSS LIMIT" means the amount, if any, determined in accordance with the formula set forth in the Prospectus Supplement for a Series.

     "SPECIAL HAZARD LOSSES" means Losses on Mortgage Loans arising out of damage to the Mortgaged Premises that are not covered by Standard Hazard Insurance Policies, but do not include losses caused by war, nuclear reaction, nuclear or atomic weapons, insurrection or normal wear and tear.

     "SPREAD CLASS" or "STRIP CLASS" means a Class of Securities sold at a significant premium to its principal amount because it represents the right to receive interest at a rate significantly higher than prevailing rates.

     "SPREAD RATE" or "STRIP RATE" means the rate of interest payable on a Spread Class or Strip Class respectively.

     "STANDARD HAZARD INSURANCE POLICY" means an insurance policy covering a Mortgage Loan included in the Trust for a Series against loss by reason of fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion.

     "STANDARD TERMS" means Standard Terms to Trust Agreement.

     "SUBORDINATED SECURITIES" means any Class of Securities of a Series as to which the right to receive distributions with respect to the Mortgage Assets and other assets assigned to the Trust for such Series is subordinate to the rights of holders of Senior Securities of such Series to the extent specified in the related Prospectus Supplement.

     "SUBORDINATION AMOUNT" means, if applicable to a Series including a Class of Subordinated Securities, the amount of Realized Losses to be borne solely by the holders of such Subordinated Securities as specified in the related Prospectus Supplement.

     "TRUST" means the pool of Mortgage Assets and other assets specified in the Prospectus Supplement for each Series of Securities that are assigned and transferred to a trust or trusts in the name of the Trustee for the benefit of the holders of Securities of such Series.

     "TRUST AGREEMENT" means the trust agreement between the Seller, the Master Servicer and the Trustee with respect to a single Series of Securities defining certain rights of holders of such Securities and certain rights and duties of the Trustee with respect to such Securities, incorporating by reference therein Standard Terms to Trust Agreement.

     "TRUSTEE" means the bank, trust company or other fiduciary named in the Prospectus Supplement for each Series of Securities as the trustee under the Trust Agreement pursuant to which such Series is issued.

     "UCC" means the Uniform Commercial Code.

     "UNPAID PRINCIPAL BALANCE" means the unpaid principal amount of the Mortgage Assets or any part thereof as of a date of determination.

     "VA" means the United States Veterans Administration.

     "VA LOANS" means Mortgage Loans partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended.

     "VOTING RIGHTS" means the allocation of voting rights among the Classes of a Series as provided in the Prospectus Supplement.

     "1996 LENDER LIABILITY ACT" means the Asset Conservation, Lender Liability and Deposit Insurance Act of 1996.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND PROSPECTUS SUPPLEMENT, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS AND PROSPECTUS SUPPLEMENT DO NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES DESCRIBED IN THIS PROSPECTUS OR PROSPECTUS SUPPLEMENT OR AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS OR PROSPECTUS SUPPLEMENT, NOR ANY SALE MADE HEREUNDER OR THEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE OF SUCH INFORMATION.

                               ------------------

                               TABLE OF CONTENTS

                                                 PAGE
                                                 ----
             PROSPECTUS SUPPLEMENT
Table of Contents..............................  S- 1
Summary of Terms...............................  S- 2
Risk Factors...................................  S-10
Description of the Securities..................  S-11
Description of the Pooled Certificates.........  S-14
The Reserve Fund...............................  S-24
Yield and Prepayment Considerations............  S-24
Pooling Agreement..............................  S-29
Federal Income Tax Considerations..............  S-32
Erisa Considerations...........................  S-33
Legal Investment...............................  S-34
Underwriting...................................  S-34
Legal Matters..................................  S-34
Ratings........................................  S-35
Index of Terms.................................  S-36
Annex 1........................................  S-37
Annex 2........................................  S-40
                  PROSPECTUS
Additional Information.........................     2
Incorporation of Certain Documents by
  Reference....................................     2
Prospectus Summary.............................     3
Risk Factors...................................     9
Description of the Securities..................    13
Maturity and Prepayment
  Considerations...............................    16
Yield Considerations...........................    18
The Trusts.....................................    18
Sale and Servicing of the
  Mortgage Loans...............................    31
The Trust Agreements...........................    37
Certain Legal Aspects of
  Mortgage Loans...............................    40
The Seller.....................................    48
Use of Proceeds................................    49
Certain Federal Income Tax Consequences........    49
State Tax Considerations.......................    78
ERISA Considerations...........................    78
Legal Investment...............................    79
Plan of Distribution...........................    80
Glossary.......................................    81


UNTIL JANUARY 26, 1997, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                  $55,809,878
                                 (APPROXIMATE)

                                      FASI

                                    MORTGAGE
                           PARTICIPATION SECURITIES,
                                 SERIES 1997-1
                                FINANCIAL ASSET
                              SECURITIZATION, INC.
                                     SELLER

                    ---------------------------------------

                             PROSPECTUS SUPPLEMENT
                    ---------------------------------------
                           BEAR, STEARNS & CO., INC.
                                OCTOBER 28, 1997